UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23305

AMERICAN CENTURY ETF TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)    Provided under separate cover.

Annual Report

August 31, 2022

American Century® Diversified Corporate Bond ETF (KORP)
American Century® Diversified Municipal Bond ETF (TAXF)
American Century® Emerging Markets Bond ETF (AEMB)
American Century® Multisector Income ETF (MUSI)
American Century® Select High Yield ETF (AHYB)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Diversified Corporate Bond ETF (KORP)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-10.30%	1.10%	1/11/2018
Market Price	-10.62%	1.03%	1/11/2018
Bloomberg U.S. Intermediate Corporate Bond Index	-9.71%	1.46%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2022
Net Asset Value — $10,520

Bloomberg U.S. Intermediate Corporate Bond Index — $10,694

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath, Jeffrey Houston, Gavin Fleischman and Le Tran

Fund Strategy

American Century Diversified Corporate Bond ETF seeks to offer enhanced return potential versus passive capitalization-weighted corporate bond portfolios. The fund employs a holistic approach, emphasizing investment-grade credits, while dynamically allocating a portion of the portfolio to high-yield securities to balance interest rate and credit risk. The fund seeks to maintain a duration range of three to seven years, which we believe should mitigate interest rate risk without sacrificing yield.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned -10.62% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -10.30%. For the same time period, the Bloomberg U.S. Intermediate Corporate Bond Index, the fund’s benchmark index, returned -9.71%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Performance in the corporate bond market downshifted swiftly in early 2022 amid escalating volatility. Inflation, which had steadily climbed through 2021, proved persistent as it soared to multidecade highs. Russia’s invasion of Ukraine in February contributed to the mounting market volatility and risk-off sentiment. In March, the Federal Reserve (Fed) adopted an increasingly aggressive rate-hike campaign that drove Treasury yields sharply higher and credit spreads wider through period-end.

Security Selection, Sector Allocation Detracted from Relative Performance

Against this challenging backdrop, most U.S. bond sectors declined sharply for the 12-month period. Within the fund, security selection and sector allocation detracted from performance versus the index. Security selection among financial institutions was a main detractor, largely due to positions in real estate investment trusts, finance companies and life insurers. An overweight position in finance companies versus the index for much of the reporting period also detracted from returns. Security selection within the transportation and building materials sectors also weighed on relative results.

On a positive note, our selections in the gaming, telecommunications, utilities, railroads and health insurance industries provided a boost to the fund’s relative performance. In addition, our efforts in the second half of the reporting period to lift the portfolio’s overall credit quality aided results. For example, we reduced our overweight to securities with BBB credit ratings in favor of higher-quality bonds. We also focused on more-defensive industries, such as utilities, and moved out of lower-quality finance names into higher-quality banking bonds.

High-Yield Strategy Helped

The fund’s out-of-index exposure to high-yield corporates, which generally fared better than investment-grade corporates for the period, boosted relative results. However, given our more-defensive sentiment and expectations for additional spread widening, we significantly reduced the fund’s high-yield allocation, which started the period at approximately 14%. By period-end, approximately 3% of the portfolio was invested in high-yield corporates, and we more recently hedged that exposure with credit default swaps.

4

Elsewhere, our duration and yield curve positioning had a modestly positive influence on performance for the 12 months. We began the reporting period with a shorter duration than the index. As rates began to rise, we shifted to a close-to-neutral duration in the spring and generally maintained that posture through period-end.

Portfolio Positioning

Although we believe the markets have largely priced in the Fed’s remaining rate hikes, we don’t expect market volatility to quickly subside. The Fed faces a difficult task as it attempts to tame inflation without triggering an extended economic downturn. We believe investors’ responses to this uncertain economic and inflation backdrop will continue to generate volatility.

We are maintaining a nimble and opportunistic approach, while remaining defensive, as we navigate the complex backdrop of elevated inflation, an aggressive Fed and a weak economy. We continue to look for opportunities in which investment-grade issuers are still deleveraging balance sheets and can sustain cash flow and margins. We remain mindful of event risks, including rising leveraged mergers and acquisitions activity, spin-offs and share buybacks that often come at the detriment of bondholders.

High inflation and slowing consumer demand are keeping us more patient in the high-yield arena. Also, the uncertain economic climate is placing a longer timeline on certain rising stars moving into the investment-grade universe. We’re awaiting better entry points but still believe select high-yield holdings should be well positioned once the credit environment improves.

5

Fund Characteristics

AUGUST 31, 2022

Diversified Corporate Bond ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	95.3%
U.S. Treasury Securities	2.1%
Municipal Securities	0.3%
Short-Term Investments	4.3%
Other Assets and Liabilities	(2.0)%

6

Performance

Diversified Municipal Bond ETF (TAXF)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-8.82%	1.97%	9/10/2018
Market Price	-9.04%	1.95%	9/10/2018
S&P National AMT-Free Municipal Bond Index	-8.34%	1.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2022
Net Asset Value — $10,806

S&P National AMT-Free Municipal Bond Index — $10,613

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Joseph Gotelli and Alan Kruss

Steven Permut left the portfolio management team April 30, 2022, ahead of his June 30, 2022, retirement from American Century Investments.

Fund Strategy

American Century Diversified Municipal Bond ETF seeks to provide consistent tax-free income. As an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index, the fund employs a research-driven process to select holdings. The fund draws from across the municipal bond (muni) universe and adjusts exposure depending on prevailing market conditions. We dynamically allocate holdings to investment-grade issues and may include up to 35% in high-yield issues when the risk/reward balance is attractive. In selecting securities, we employ an active, time-tested process designed to identify attractive issues with low default risk, aiming to align risk exposures with our highest-conviction ideas.

Performance Review

The fund returned -9.04% on a market price basis for the 12 months ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -8.82%. For the same time period, the S&P National AMT-Free Municipal Bond Index, the fund’s benchmark index, returned -8.34%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2021 with weakening but still positive performance, the broad muni market faced mounting macroeconomic-driven challenges through the rest of the reporting period. Amid surging inflation, hawkish Federal Reserve (Fed) policy, rising interest rates, mounting recession risk and sharp market volatility, the fund and index declined. Additionally, accelerating investor outflows from muni funds as market volatility escalated added to the difficult backdrop.

Security Selection, Sector Allocations Weighed on Results

Security selection was the main driver of the fund’s underperformance versus the index. Selections in the hospital, state general obligation (GO) bond and transportation sectors detracted and overwhelmed positive results in the special tax, local GO bond and charter school sectors.

Our sector allocation decisions also detracted from performance. Out-of-index positions in corporate munis and continuing care retirement communities and an overweight position versus the index in charter schools weighed on performance. Underweight positions in local GO and public power bonds also hindered results. Meanwhile, out-of-index positions in the hospital and tobacco sectors and an underweight in special tax bonds aided relative results, but not enough to offset the detractors.

Anticipating a more challenging economic environment, we began reducing the fund’s exposure to credit risk in late 2021. This effort pushed the fund’s exposure to out-of-index high-yield munis from approximately 17% on August 31, 2021, to approximately 10% a year later.

Duration Strategy Boosted Results

Our duration positioning had a positive influence on relative performance. Given our expectations for rates to rise throughout the period, we maintained a shorter-than-index duration. This positioning aided results as Fed tightening and surging inflation drove rates higher.

8

Portfolio Positioning

Looking ahead, we believe investors’ adjustments to the hawkish Fed, inflation uncertainties and geopolitical unrest will continue to roil fixed-income markets. Yet, we also believe the markets have largely accounted for significant rate increases from the Fed. We believe investor flows into muni funds will remain volatile until total returns stabilize. Eventually, attractive tax-exempt yields and moderating volatility should provide a tailwind to investor demand.

While seeking to manage the anticipated market volatility, we plan to maintain a short to neutral duration posture. Additionally, we plan to focus new positions on higher-quality issuers and sectors. These may include securities in the hospital, gas-prepaid, development district, higher education and retirement community sectors. Prudent security selection will guide our efforts among lower-rated issuers and sectors. As always, fundamental credit research drives our investment decisions.
9

Fund Characteristics

AUGUST 31, 2022

Diversified Municipal Bond ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	97.2%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.2%

Top Five States and Territories	% of net assets
California	11.0%
New York	10.2%
Texas	8.9%
Florida	7.4%
Illinois	5.5%

Top Five Sectors	% of fund investments
Special Tax	15%
General Obligation (GO) - Local	12%
Water & Sewer	10%
General Obligation (GO) - State	10%
Hospital	10%
10

Performance

Emerging Markets Bond ETF (AEMB)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-20.60%	-17.19%	6/29/2021
Market Price	-20.99%	-17.56%	6/29/2021
JP Morgan EMBI Global Diversified Index	-20.82%	-17.02%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2022
Net Asset Value — $8,015

JP Morgan EMBI Global Diversified Index — $8,035

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary

Portfolio Managers: John Lovito, Thomas Youn and Rajat Ahuja

Effective May 13, 2022, Rajat Ahuja joined the fund’s portfolio management team, and Alessandra Alecci left the team.

Fund Strategy

American Century Emerging Markets Bond ETF seeks to offer enhanced yield potential versus passive capitalization-weighted emerging markets bond portfolios. The fund employs a holistic approach, emphasizing sovereign credits, while dynamically allocating a portion of the portfolio to corporate securities. The fund integrates fundamental research, quantitative analysis and qualitative assessments. This process considers multiple inputs, such as macroeconomic factors and issuer analysis, in a systematically managed portfolio that includes investment-grade and high-yield securities. The fund strives to mitigate foreign securities risk, emerging markets risk, currency risk and sovereign debt risk, while seeking to balance interest rate risk and credit risk.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned -20.99% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -20.60%. For the same time period, the JP Morgan EMBI Global Diversified Index, the fund’s benchmark index, returned -20.82%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Widespread Turbulence Hampered Results

Mounting market unrest had a material impact on the financial markets and the fund during most of the reporting period. Volatility began brewing in early 2022, as the Federal Reserve (Fed) pivoted to hawkish policy amid surging inflation. Market turbulence escalated in February, as Russia’s invasion of Ukraine triggered a sharp sell-off among global risk assets, including emerging markets bonds.

Soaring inflation, increasingly aggressive central bank tightening, ongoing geopolitical tensions and heightened volatility persisted through period-end. The resulting risk-off spiral weighed on performance across global fixed-income markets.

Managing Riskiest Sovereign Exposure Buffered Losses

Our use of credit default swaps to hedge exposure to Russian sovereign debt helped cushion the market volatility in the wake of Russia’s invasion of Ukraine. However, our corporate exposure in Russia and Ukraine hampered results. We exited our Russian holdings in March, ahead of Russia’s removal from the major emerging markets indices.

We also exited our positions in Ukrainian corporates prior to the invasion. By late spring, we reentered the Ukraine market, purchasing attractively priced sovereign securities on expectations for the war to conclude fairly quickly. Despite the lingering conflict, we continued to hold the securities through August, given their appealing purchase price.

Also, in response to broader non-U.S. risk aversion, we exited positions in select sovereigns at opportune times. For example, we cut exposure to several troubled spots, including Sri Lanka and Lebanon. We also successfully exited an oil and gas corporate holding in Ghana.

12

Portfolio Positioning

In our view, meaningful improvement in emerging markets debt hinges on U.S. inflation and interest rates stabilizing and growth in China improving. If the Fed is unable to manage a soft landing and recession fears escalate, emerging markets debt may continue to struggle as risk appetites further deteriorate. Meanwhile, unless China revises its zero-COVID-19 policy, we expect resulting shutdowns and manufacturing weakness to curb global growth and dampen demand for commodities.

Given these challenges, de-risking remains an overall theme. We expect to reduce the portfolio’s exposure to lower-quality securities, while moving into higher-quality sovereigns and quasi-sovereigns. For example, we are considering investments in Middle Eastern commodity-related securities, which generally are higher-rated bonds.

In addition, Central American sovereigns and corporates remain attractive, including select positions in Panama, Guatemala and the Dominican Republic. We are avoiding potential political hot spots in the region, particularly those facing upcoming elections or other turbulence.

On a sector basis, we continue to modestly overweight the oil and gas and metals and mining sectors, focusing on higher-rated issues. We also favor defensive sectors, such as utilities and telecommunications.
13

Fund Characteristics

AUGUST 31, 2022

Emerging Markets Bond ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	48.2%
Sovereign Governments and Agencies	35.4%
U.S. Treasury Securities	5.4%
Preferred Stocks	2.1%
Short-Term Investments	8.2%
Other Assets and Liabilities	0.7%
14

Performance

Multisector Income ETF (MUSI)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-9.60%	-7.66%	6/29/2021
Market Price	-9.83%	-7.83%	6/29/2021
Bloomberg U.S. Aggregate Bond Index	-11.52%	-9.13%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2022
Net Asset Value — $9,108

Bloomberg U.S. Aggregate Bond Index — $8,938

Total Annual Fund Operating Expenses
0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath and Jeffrey Houston

Fund Strategy

American Century Multisector Income ETF seeks to balance interest rate and credit risk in pursuit of attractive income and total return. The fund strives for less interest rate sensitivity than typical core or core plus bond portfolios. Portfolio managers tactically adjust sector exposures and credit quality in an effort to enhance yield and reduce risk.

The fund may invest in U.S. and non-U.S. bond markets, including investment-grade corporate, high-yield corporate, emerging markets debt and securitized credit. Portfolio managers have the flexibility to invest up to 65% in below investment-grade securities to assist in generating income. The portfolio managers apply fundamental, bottom-up research along with environmental, social and governance factors to select securities. Comprehensive risk measurement, modeling and attribution analysis help set position sizing and provide risk-management guidance.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned -9.83% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -9.60%. For the same time period, the Bloomberg U.S. Aggregate Bond Index, the fund’s benchmark index, returned -11.52%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Performance in the fixed-income market downshifted swiftly in early 2022 amid escalating volatility. Inflation, which had steadily climbed through 2021, proved persistent as it soared to multidecade highs. Russia’s invasion of Ukraine in February contributed to the mounting market volatility and risk-off sentiment. In March, the Federal Reserve (Fed) adopted an increasingly aggressive rate-hike campaign that drove Treasury yields sharply higher and credit spreads wider through period-end.

Duration Strategy Aided Relative Results

Against this challenging backdrop, credit-sensitive fixed-income sectors declined sharply for the 12-month period. Within the fund, our efforts to limit exposure to interest rate risk aided performance versus the index. Our shorter-than-benchmark duration was the main driver of the fund’s outperformance. Additionally, we significantly boosted exposure to U.S. Treasury securities from approximately 1% to nearly 19%, which helped curb losses.

Securitized Positioning Provided a Relative Lift to Performance

In terms of sector exposure, our positioning in the securitized sector aided results compared with the index. Overall, we shifted away from securitized securities with BBB credit ratings and into those with A and AA ratings. For example, asset-backed securities offered attractive valuations, in our view, providing an opportunity to add higher-quality securitized exposure to the portfolio. Meanwhile, we reduced exposure to higher-risk collateralized loan obligations.

Among investment-grade corporates, our positions in finance companies, banks and real estate investment trusts (REITs) were notable detractors. We began reducing exposure to aircraft and other leasing companies and REITs in early 2022 amid mounting geopolitical and economic risks. Elsewhere in the investment-grade corporate sector, positions in the chemicals industry aided relative results.

16

High-Yield, Emerging Markets Debt Weighed on Results

Out-of-index positions in high-yield and emerging markets debt securities were among the largest detractors from performance. Consistent with our strategy of reducing overall portfolio risk, we sharply decreased exposure to these allocations during the period. We sharply cut the high-yield corporate allocation, while boosting investment-grade corporate exposure. Exposure to emerging markets debt dropped from 18% to 5%, mostly due to valuation concerns among sovereigns.

High-yield bonds in the banking, gaming, media and entertainment and REITs segments were notable underperformers. Positions in bank loans and high-yield corporates in the pharmaceuticals and consumer products sectors fared better. Additionally, we hedged our high-yield exposure with credit default swaps, which helped lessen the allocation’s losses.

Among emerging markets, holdings in Brazil, Chile and Mexico were among the largest detractors. Brighter spots included select holdings in Peru and Kazakhstan.

Portfolio Positioning

Although we believe the markets have largely priced in the Fed’s remaining rate hikes, we don’t expect market volatility to quickly subside. The Fed faces a difficult task as it attempts to tame inflation without triggering an extended economic downturn. We believe investors’ responses to this uncertain economic and inflation backdrop will continue to generate volatility.

We anticipate further widening in credit spreads. Corporations are facing growing pressure from high inflation, supply chain challenges and rising input costs, which likely will pressure earnings in the near term. These factors along with a hawkish Fed, a weakening economy and persistent geopolitical tensions likely will push spreads wider.

We are maintaining a nimble and opportunistic approach, with an eye toward defense. In addition to our holdings in U.S. Treasuries, we maintain significant liquidity that should provide the flexibility to add risk exposure as near-term market dislocations emerge. High inflation and slowing consumer demand are keeping us more patient in the high-yield arena. We’re awaiting better entry points but still believe select high-yield holdings should be well positioned once the credit environment improves. We do not expect to meaningfully boost the portfolio’s position in emerging markets bonds until global inflation data temper and China’s economy gathers some momentum.
17

Fund Characteristics

AUGUST 31, 2022

Multisector Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	38.7%
U.S. Treasury Securities	18.4%
Asset-Backed Securities	13.5%
U.S. Government Agency Mortgage-Backed Securities	6.7%
Commercial Mortgage-Backed Securities	5.5%
Collateralized Mortgage Obligations	5.3%
Collateralized Loan Obligations	5.2%
Preferred Stocks	4.2%
Bank Loan Obligations	1.3%
Sovereign Governments and Agencies	1.1%
Short-Term Investments	4.6%
Other Assets and Liabilities	(4.5)%
18

Performance

Select High Yield ETF (AHYB)
Total Returns as of August 31, 2022	Since Inception	Inception Date
Net Asset Value	-10.04%	11/16/2021
Market Price	-10.51%	11/16/2021
ICE BofA U.S. High Yield Constrained (BB-B) Index	-10.12%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made November 16, 2021

Value on August 31, 2022
Net Asset Value — $8,996

ICE BofA U.S. High Yield Constrained (BB-B) Index — $8,988

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
19

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.

Subadvisor: Nomura Corporate Research and Asset Management Inc.

Portfolio Managers: David Crall, Amy Yu Chang, Stephen Kotsen, Derek Leung and Rene Casis

Fund Strategy

American Century Select High Yield ETF, sub-advised by Nomura Corporate Research and Asset Management, seeks to deliver high current income and risk-adjusted returns. The fund offers investors an opportunity to capture attractive yield and capital appreciation potential from high-yield corporate bonds with BB and B credit ratings. Bonds with these ratings generally have higher credit-quality characteristics and less relative risk than lower-rated high-yield bonds.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, credit quality and valuation.

Performance Review

The fund returned -10.51%* on a market price basis for the period from inception on November 16, 2021, through August 31, 2022. On a net asset value (NAV) basis, the fund returned -10.04%. For the same time period, the ICE BofA U.S. High Yield Constrained (BB-B) Index, the fund’s benchmark index, returned -10.12%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Tighter Monetary Policy Negatively Influenced Interest Rates and Risk Appetites

A challenging market backdrop persisted during the reporting period, pressuring high-yield bonds and other risk assets. Rising interest rates largely drove the high-yield sell-off in the first quarter of 2022, while widening credit spreads pressured performance in the second quarter. The market’s focus shifted to gauging how persistently high inflation, geopolitical risks, a vigorous Federal Reserve (Fed) tightening cycle and recession worries affected high-yield issuers’ finances. High-yield bonds rallied in July after an aggressive sell-off in June, but uncertainty about growth and inflation continued to drive elevated market volatility.

Sector Positioning Boosted Performance

We positioned the portfolio to benefit from continued reopening after the pandemic-related economic disruption. Overweight positions versus the index to energy and travel and leisure issuers, such as cruise lines and entertainment, contributed to performance. Underweights to pandemic winners, such as the health care, retail and consumer goods sectors, also added value.

The portfolio’s overweight to basic industry issuers dragged down performance, as investors braced for slower economic activity later in 2022. An underweight position to the automobiles sector also detracted from performance. The industry benefited from pent-up demand for cars, and it largely managed to navigate supply chain challenges.

From a ratings perspective, the fund’s overweight to B-rated bonds added value, but there was little difference in performance between bonds with B and BB credit ratings in the reporting period. The fund’s small allocation to CCC-rated issuers negatively affected performance. Meanwhile, a modest portfolio underweight to duration provided a performance tailwind in the rising interest rate environment.

*Total returns for periods less than one year are not annualized.
20

Slower Inflation, Slower Growth Outlook

Looking forward, we continue to believe U.S. inflation will decline in the coming months. Commodity prices have fallen, the semiconductor shortage and other bottlenecks are easing, and housing, technology and other frothy sectors are slowing down.

Accordingly, we are hopeful the U.S. is approaching peak hawkishness from the Fed. The combination of slower inflation and slower growth may enable policymakers to pause their rate-hike campaign in late 2022 or early 2023.

At the same time, we believe the U.S. will experience either slow growth or a mild recession. We believe the economy can avoid worse outcomes if sectors such as energy, travel and automobiles continue to grow. We expect high-yield defaults to stay below historical averages, and we believe the BB and B segments offer attractive return/risk ratios.
21

Fund Characteristics

AUGUST 31, 2022

Select High Yield ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.8%
Preferred Stocks	0.6%
Short-Term Investments	9.9%
Other Assets and Liabilities	(5.3)%
22

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Diversified Corporate Bond ETF
Actual	$1,000	$935.30	$1.41	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Diversified Municipal Bond ETF
Actual	$1,000	$941.90	$1.42	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Emerging Markets Bond ETF
Actual	$1,000	$879.50	$1.85	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Multisector Income ETF
Actual	$1,000	$940.30	$1.71	0.35%
Hypothetical	$1,000	$1,023.44	$1.79	0.35%
Select High Yield ETF
Actual	$1,000	$924.80	$2.18	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
24

Schedules of Investments

AUGUST 31, 2022

Diversified Corporate Bond ETF
	Principal Amount	Value
CORPORATE BONDS — 95.3%
Aerospace and Defense — 0.8%
Boeing Co., 2.20%, 2/4/26	$284,000	$259,996
Raytheon Technologies Corp., 2.25%, 7/1/30	1,000,000	855,617
		1,115,613
Air Freight and Logistics — 0.3%
GXO Logistics, Inc., 2.65%, 7/15/31	492,000	374,172
Airlines — 0.6%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	245,000	234,191
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/27	727,544	693,703
		927,894
Automobiles — 2.4%
General Motors Financial Co., Inc., 5.10%, 1/17/24	750,000	756,776
General Motors Financial Co., Inc., 1.20%, 10/15/24	1,000,000	935,260
General Motors Financial Co., Inc., 3.80%, 4/7/25(2)	400,000	390,172
Toyota Motor Credit Corp., 3.95%, 6/30/25	1,350,000	1,348,922
		3,431,130
Banks — 21.9%
Banco Santander SA, 5.29%, 8/18/27	285,000	279,108
Bank of America Corp., VRN, 3.38%, 4/2/26	145,000	139,975
Bank of America Corp., VRN, 1.32%, 6/19/26	2,250,000	2,047,827
Bank of America Corp., VRN, 2.55%, 2/4/28	1,080,000	979,753
Bank of America Corp., VRN, 4.57%, 4/27/33	2,040,000	1,949,696
Bank of America Corp., VRN, 2.48%, 9/21/36	105,000	81,464
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(1)	600,000	517,154
BPCE SA, 4.50%, 3/15/25(1)	692,000	671,705
Canadian Imperial Bank of Commerce, 3.30%, 4/7/25	925,000	901,463
Canadian Imperial Bank of Commerce, 3.95%, 8/4/25	320,000	316,075
Citigroup, Inc., VRN, 3.07%, 2/24/28	1,681,000	1,555,251
Citigroup, Inc., VRN, 3.52%, 10/27/28	1,731,000	1,607,607
Citigroup, Inc., VRN, 3.79%, 3/17/33	135,000	121,460
Discover Bank, 2.45%, 9/12/24	380,000	365,112
Discover Bank, VRN, 4.68%, 8/9/28	775,000	750,093
Fifth Third Bancorp, VRN, 4.06%, 4/25/28(2)	443,000	432,055
First-Citizens Bank & Trust Co., VRN, 3.93%, 6/19/24	515,000	510,159
First-Citizens Bank & Trust Co., VRN, 2.97%, 9/27/25	605,000	578,006
FNB Corp., 5.15%, 8/25/25	334,000	334,331
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	518,000	494,708
HSBC Holdings PLC, VRN, 4.76%, 6/9/28	2,000,000	1,929,792
Huntington Bancshares, Inc., VRN, 4.44%, 8/4/28	875,000	855,657
JPMorgan Chase & Co., VRN, 1.04%, 2/4/27	1,141,000	1,005,167
JPMorgan Chase & Co., VRN, 3.78%, 2/1/28	1,200,000	1,151,325
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	930,000	863,719
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	921,000	788,020
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	940,000	795,968
Mitsubishi UFJ Financial Group, Inc., VRN, 4.79%, 7/18/25	390,000	391,395
25

Diversified Corporate Bond ETF
	Principal Amount	Value
National Australia Bank Ltd., 2.33%, 8/21/30(1)	$835,000	$664,056
NatWest Group PLC, VRN, 5.52%, 9/30/28	1,045,000	1,046,319
PNC Financial Services Group, Inc., VRN, 4.63%, 6/6/33	112,000	106,169
Royal Bank of Canada, 3.97%, 7/26/24	725,000	722,990
Societe Generale SA, VRN, 2.23%, 1/21/26(1)	1,070,000	990,036
Synchrony Bank, 5.40%, 8/22/25	1,110,000	1,108,842
Toronto-Dominion Bank, 4.46%, 6/8/32	163,000	159,953
Truist Financial Corp., VRN, 4.12%, 6/6/28	650,000	637,589
UniCredit SpA, 7.83%, 12/4/23(1)	475,000	485,583
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	500,000	437,677
US Bancorp, VRN, 2.49%, 11/3/36	928,000	749,479
Wells Fargo & Co., VRN, 4.54%, 8/15/26	261,000	259,339
Wells Fargo & Co., VRN, 3.35%, 3/2/33	1,945,000	1,699,589
		31,481,666
Beverages — 1.0%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	1,237,000	1,216,458
PepsiCo, Inc., 3.60%, 2/18/28	250,000	245,556
		1,462,014
Biotechnology — 0.9%
AbbVie, Inc., 3.20%, 11/21/29	500,000	457,062
Amgen, Inc., 4.05%, 8/18/29	450,000	438,043
CSL Finance PLC, 3.85%, 4/27/27(1)	416,000	410,471
		1,305,576
Capital Markets — 8.6%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	238,000	201,606
Bank of New York Mellon Corp., VRN, 4.41%, 7/24/26	380,000	381,873
Deutsche Bank AG, VRN, 3.96%, 11/26/25	850,000	815,149
Deutsche Bank AG, VRN, 2.31%, 11/16/27	163,000	138,553
Deutsche Bank AG, VRN, 4.30%, 5/24/28	759,000	694,330
FS KKR Capital Corp., 4.25%, 2/14/25(1)	116,000	110,342
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	1,628,000	1,565,230
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	1,042,000	925,928
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	1,034,000	968,791
Hercules Capital, Inc., 2.625%, 9/16/26	511,000	430,365
Intercontinental Exchange, Inc., 4.35%, 6/15/29	135,000	133,323
Morgan Stanley, VRN, 1.16%, 10/21/25	533,000	495,054
Morgan Stanley, VRN, 2.63%, 2/18/26	1,026,000	975,672
Morgan Stanley, VRN, 2.70%, 1/22/31	660,000	571,548
Morgan Stanley, VRN, 4.89%, 7/20/33	2,250,000	2,242,270
Owl Rock Capital Corp., 3.40%, 7/15/26	414,000	370,590
OWL Rock Core Income Corp., 3.125%, 9/23/26	251,000	218,608
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)	75,000	74,308
State Street Corp., VRN, 4.16%, 8/4/33	362,000	349,904
UBS Group AG, VRN, 4.70%, 8/5/27(1)	259,000	254,362
UBS Group AG, VRN, 4.75%, 5/12/28(1)	73,000	71,650
UBS Group AG, VRN, 2.75%, 2/11/33(1)	430,000	344,891
		12,334,347
Chemicals — 0.4%
Sherwin-Williams Co., 4.25%, 8/8/25	556,000	555,916
Commercial Services and Supplies — 0.7%
Republic Services, Inc., 2.90%, 7/1/26(2)	1,000,000	952,109
26

Diversified Corporate Bond ETF
	Principal Amount	Value
Construction and Engineering — 0.4%
Quanta Services, Inc., 2.35%, 1/15/32	$650,000	$514,085
Construction Materials — 0.7%
Eagle Materials, Inc., 2.50%, 7/1/31	911,000	714,180
Martin Marietta Materials, Inc., 2.40%, 7/15/31	290,000	239,333
		953,513
Consumer Finance — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	229,000	194,815
American Express Co., 3.95%, 8/1/25	702,000	695,911
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	510,000	484,327
Capital One Financial Corp., VRN, 4.99%, 7/24/26	93,000	92,914
		1,467,967
Containers and Packaging — 0.6%
Berry Global, Inc., 0.95%, 2/15/24	518,000	490,738
Sonoco Products Co., 2.25%, 2/1/27	481,000	437,411
		928,149
Diversified Financial Services — 1.7%
Antares Holdings LP, 2.75%, 1/15/27(1)	255,000	211,712
Antares Holdings LP, 3.75%, 7/15/27(1)	405,000	339,211
Corebridge Financial, Inc., 3.65%, 4/5/27(1)	700,000	658,557
Corebridge Financial, Inc., 3.85%, 4/5/29(1)	157,000	144,697
Corebridge Financial, Inc., VRN, 6.875%, 12/15/52(1)	410,000	396,719
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	700,000	662,679
		2,413,575
Diversified Telecommunication Services — 2.6%
AT&T, Inc., 4.10%, 2/15/28	1,000,000	977,033
AT&T, Inc., 4.35%, 3/1/29	1,085,000	1,059,383
Verizon Communications, Inc., 4.02%, 12/3/29	1,840,000	1,767,221
		3,803,637
Electric Utilities — 4.9%
Duke Energy Carolinas LLC, 2.55%, 4/15/31	1,245,000	1,092,236
Duke Energy Corp., 2.55%, 6/15/31	850,000	710,639
Exelon Corp., 2.75%, 3/15/27(1)	1,040,000	972,571
Jersey Central Power & Light Co., 4.30%, 1/15/26(1)	500,000	491,004
MidAmerican Energy Co., 3.65%, 4/15/29	1,200,000	1,164,700
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32(2)	788,000	803,132
NRG Energy, Inc., 2.00%, 12/2/25(1)	538,000	488,572
Public Service Electric and Gas Co., 3.10%, 3/15/32(2)	338,000	309,664
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	719,000	572,132
Vistra Operations Co. LLC, 5.125%, 5/13/25(1)	500,000	498,023
		7,102,673
Electronic Equipment, Instruments and Components — 0.8%
Teledyne Technologies, Inc., 0.95%, 4/1/24	1,233,000	1,166,330
Energy Equipment and Services — 0.2%
Helmerich & Payne, Inc., 2.90%, 9/29/31	400,000	338,464
Entertainment — 1.0%
Magallanes, Inc., 3.79%, 3/15/25(1)	370,000	356,823
Magallanes, Inc., 3.76%, 3/15/27(1)	633,000	591,567
Take-Two Interactive Software, Inc., 3.55%, 4/14/25	520,000	508,123
		1,456,513
27

Diversified Corporate Bond ETF
	Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) — 4.0%
American Tower Corp., 3.65%, 3/15/27	$135,000	$128,562
American Tower Corp., 3.95%, 3/15/29	945,000	886,630
Broadstone Net Lease LLC, 2.60%, 9/15/31	359,000	282,850
Camden Property Trust, 4.10%, 10/15/28	500,000	487,916
EPR Properties, 4.75%, 12/15/26	720,000	678,578
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	1,093,000	1,075,460
Mid-America Apartments LP, 4.20%, 6/15/28	480,000	465,467
National Retail Properties, Inc., 4.30%, 10/15/28	680,000	651,234
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	218,000	167,557
VICI Properties LP, 4.375%, 5/15/25	500,000	488,882
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	482,000	424,478
		5,737,614
Food and Staples Retailing — 1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)(2)	505,000	500,619
Sysco Corp., 3.30%, 7/15/26	1,414,000	1,369,626
		1,870,245
Food Products — 0.3%
Mondelez International, Inc., 2.625%, 3/17/27	475,000	443,268
Gas Utilities — 0.7%
Southern California Gas Co., 2.95%, 4/15/27	990,000	943,803
Health Care Equipment and Supplies — 1.6%
Baxter International, Inc., 2.54%, 2/1/32	600,000	496,256
Becton Dickinson & Co., 4.30%, 8/22/32	112,000	108,883
Cigna Corp., 4.375%, 10/15/28	850,000	837,706
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	900,000	846,190
		2,289,035
Health Care Providers and Services — 2.9%
Centene Corp., 4.25%, 12/15/27	342,000	325,269
CVS Health Corp., 4.30%, 3/25/28(2)	420,000	415,445
HCA, Inc., 4.125%, 6/15/29	550,000	506,980
Humana, Inc., 3.70%, 3/23/29	1,000,000	945,592
Roche Holdings, Inc., 2.31%, 3/10/27(1)	600,000	559,110
UnitedHealth Group, Inc., 2.30%, 5/15/31	700,000	599,062
Universal Health Services, Inc., 1.65%, 9/1/26(1)	908,000	785,033
		4,136,491
Hotels, Restaurants and Leisure — 0.3%
Marriott International, Inc., 4.625%, 6/15/30	468,000	447,637
Household Durables — 0.3%
Safehold Operating Partnership LP, 2.85%, 1/15/32	468,000	371,033
Insurance — 3.5%
Athene Global Funding, 3.21%, 3/8/27(1)	453,000	412,046
Equitable Financial Life Global Funding, 1.30%, 7/12/26(1)(2)	1,457,000	1,293,877
Hartford Financial Services Group, Inc., 2.80%, 8/19/29	520,000	461,130
Protective Life Global Funding, 1.17%, 7/15/25(1)	1,400,000	1,278,250
RGA Global Funding, 2.70%, 1/18/29(1)	775,000	678,728
Sammons Financial Group, Inc., 4.75%, 4/8/32(1)	182,000	159,994
SBL Holdings, Inc., 5.125%, 11/13/26(1)	782,000	745,966
		5,029,991
28

Diversified Corporate Bond ETF
	Principal Amount	Value
Interactive Media and Services — 0.2%
Meta Platforms, Inc., 3.50%, 8/15/27(1)	$365,000	$353,803
IT Services — 1.2%
Fidelity National Information Services, Inc., 4.70%, 7/15/27	500,000	499,138
Global Payments, Inc., 3.75%, 6/1/23	761,000	760,149
International Business Machines Corp., 4.00%, 7/27/25	500,000	499,323
		1,758,610
Machinery — 1.2%
Parker-Hannifin Corp., 4.25%, 9/15/27	1,000,000	990,279
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	767,000	744,665
		1,734,944
Media — 1.3%
DISH DBS Corp., 5.25%, 12/1/26(1)	430,000	355,825
Paramount Global, 3.375%, 2/15/28(2)	337,000	315,007
Paramount Global, 4.95%, 1/15/31	440,000	417,193
WPP Finance 2010, 3.75%, 9/19/24	780,000	768,643
		1,856,668
Metals and Mining — 0.5%
Freeport-McMoRan, Inc., 4.625%, 8/1/30(2)	211,000	195,629
Glencore Funding LLC, 2.625%, 9/23/31(1)	413,000	328,754
South32 Treasury Ltd., 4.35%, 4/14/32(1)	275,000	250,600
		774,983
Multi-Utilities — 3.7%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)	400,000	360,250
Ameren Corp., 1.75%, 3/15/28	750,000	644,161
Ameren Corp., 3.50%, 1/15/31	356,000	325,963
Ameren Illinois Co., 3.85%, 9/1/32	233,000	223,984
Dominion Energy, Inc., 4.35%, 8/15/32	1,000,000	965,449
DTE Energy Co., 2.85%, 10/1/26	650,000	610,982
DTE Energy Co., VRN, 4.22%, 11/1/24	438,000	436,401
NiSource, Inc., 3.49%, 5/15/27	644,000	616,698
WEC Energy Group, Inc., 1.375%, 10/15/27	1,314,000	1,136,240
		5,320,128
Oil, Gas and Consumable Fuels — 6.2%
BP Capital Markets America, Inc., 3.94%, 9/21/28	502,000	490,661
Cenovus Energy, Inc., 2.65%, 1/15/32	300,000	246,467
Continental Resources, Inc., 2.27%, 11/15/26(1)	376,000	332,205
Continental Resources, Inc., 2.875%, 4/1/32(1)	259,000	202,490
Enbridge, Inc., 1.60%, 10/4/26	1,401,000	1,247,167
Energy Transfer LP, 3.60%, 2/1/23	558,000	557,368
Energy Transfer LP, 5.50%, 6/1/27	500,000	505,589
Energy Transfer LP, 5.25%, 4/15/29	946,000	923,665
Hess Corp., 3.50%, 7/15/24(2)	346,000	340,964
HF Sinclair Corp., 2.625%, 10/1/23(1)	425,000	412,473
Sabine Pass Liquefaction LLC, 5.875%, 6/30/26	559,000	574,859
Shell International Finance BV, 2.375%, 11/7/29	1,000,000	883,167
Southwestern Energy Co., 5.375%, 3/15/30	803,000	753,744
Williams Cos., Inc., 4.55%, 6/24/24	1,480,000	1,484,095
		8,954,914
Paper and Forest Products — 0.7%
Georgia-Pacific LLC, 3.60%, 3/1/25(1)	1,000,000	985,179
29

Diversified Corporate Bond ETF
	Principal Amount	Value
Personal Products — 0.3%
GSK Consumer Healthcare Capital UK PLC, 3.125%, 3/24/25(1)	$481,000	$463,716
Pharmaceuticals — 2.4%
Merck & Co., Inc., 1.70%, 6/10/27	460,000	417,629
Pfizer, Inc., 1.70%, 5/28/30	400,000	338,705
Royalty Pharma PLC, 1.20%, 9/2/25	1,019,000	927,018
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	690,000	648,767
Viatris, Inc., 1.65%, 6/22/25	600,000	547,278
Zoetis, Inc., 2.00%, 5/15/30	650,000	547,019
		3,426,416
Real Estate Management and Development — 0.2%
Essential Properties LP, 2.95%, 7/15/31	342,000	263,226
Road and Rail — 2.1%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)	100,000	98,239
Canadian National Railway Co., 3.85%, 8/5/32	500,000	484,514
CSX Corp., 4.10%, 11/15/32	400,000	386,844
DAE Funding LLC, 1.55%, 8/1/24(1)	436,000	407,840
DAE Funding LLC, 2.625%, 3/20/25(1)	527,000	494,935
Triton Container International Ltd., 1.15%, 6/7/24(1)	1,225,000	1,143,099
		3,015,471
Semiconductors and Semiconductor Equipment — 2.1%
Broadcom, Inc., 4.00%, 4/15/29(1)	825,000	764,832
Intel Corp., 3.75%, 8/5/27(2)	730,000	717,333
Microchip Technology, Inc., 4.25%, 9/1/25	1,270,000	1,257,096
Qorvo, Inc., 4.375%, 10/15/29	241,000	213,055
		2,952,316
Software — 0.5%
Oracle Corp., 2.95%, 11/15/24	750,000	728,991
Specialty Retail — 1.8%
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	555,000	440,143
Home Depot, Inc., 2.70%, 4/15/25	192,000	187,772
Lowe's Cos., Inc., 3.35%, 4/1/27	1,037,000	1,000,570
Lowe's Cos., Inc., 2.625%, 4/1/31	510,000	437,753
O'Reilly Automotive, Inc., 4.70%, 6/15/32	600,000	594,970
		2,661,208
Technology Hardware, Storage and Peripherals — 1.4%
Apple, Inc., 3.25%, 8/8/29	595,000	569,416
Apple, Inc., 1.70%, 8/5/31	855,000	722,881
Dell International LLC / EMC Corp., 6.02%, 6/15/26	680,000	706,627
		1,998,924
Thrifts and Mortgage Finance — 0.4%
Nationwide Building Society, 4.85%, 7/27/27(1)	516,000	512,712
Trading Companies and Distributors — 0.6%
Aircastle Ltd., 4.125%, 5/1/24	526,000	513,147
Aircastle Ltd., 5.25%, 8/11/25(1)	335,000	322,456
		835,603
Water Utilities — 0.5%
American Water Capital Corp., 4.45%, 6/1/32	750,000	744,979
Wireless Telecommunication Services — 1.6%
Sprint Corp., 7.625%, 2/15/25	830,000	869,432
T-Mobile USA, Inc., 4.75%, 2/1/28	552,000	540,667
30

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
T-Mobile USA, Inc., 3.375%, 4/15/29	$980,000	$884,078
		2,294,177
TOTAL CORPORATE BONDS (Cost $145,508,726)		136,991,428
U.S. TREASURY SECURITIES — 2.1%
U.S. Treasury Notes, 1.875%, 2/28/29	540,000	495,071
U.S. Treasury Notes, 2.875%, 6/15/25	2,500,000	2,458,789
TOTAL U.S. TREASURY SECURITIES (Cost $2,993,680)		2,953,860
MUNICIPAL SECURITIES — 0.3%
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34 (Cost $517,791)	515,000	441,073
SHORT-TERM INVESTMENTS — 4.3%
Money Market Funds — 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,338,275	3,338,275
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,858,788	2,858,788
TOTAL SHORT-TERM INVESTMENTS (Cost $6,197,063)		6,197,063
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $155,217,260)		146,583,424
OTHER ASSETS AND LIABILITIES — (2.0)%		(2,898,675)
TOTAL NET ASSETS — 100.0%		$143,684,749

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	51	December 2022	$5,962,219	$(10,857)
U.S. Treasury 2-Year Notes	46	December 2022	9,583,094	(4,925)
			$15,545,313	$(15,782)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	65	December 2022	$7,203,321	$6,647
U.S. Treasury Long Bonds	4	December 2022	543,375	775
U.S. Treasury 10-Year Ultra Notes	22	December 2022	2,754,125	7,223
			$10,500,821	$14,645
^Amount represents value and unrealized appreciation (depreciation).

31

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$2,871,000	$15,028	$(8,801)	$6,227
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $25,527,718, which represented 17.8% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,774,845. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,858,788.

See Notes to Financial Statements.
32

AUGUST 31, 2022

Diversified Municipal Bond ETF
	Principal Amount	Value
MUNICIPAL SECURITIES — 97.2%
Alabama — 1.4%
Black Belt Energy Gas District Rev., VRN, 4.00%, 12/1/48 (GA: Goldman Sachs Group, Inc.)	$535,000	$540,480
Black Belt Energy Gas District Rev., VRN, 4.00%, 12/1/49 (GA: Morgan Stanley)	250,000	252,625
Black Belt Energy Gas District Rev., VRN, 4.00%, 7/1/52 (LIQ FAC: Royal Bank of Canada)	415,000	421,383
Black Belt Energy Gas District Rev., VRN, 2.02%, (MUNIPSA plus 0.35%), 10/1/52 (GA: Goldman Sachs Group, Inc.)	500,000	476,405
Black Belt Energy Gas District Rev., VRN, 5.00%, 5/1/53 (GA: Canadian Imperial Bank)	500,000	531,399
Southeast Alabama Gas Supply District Rev., VRN, 4.00%, 4/1/49 (GA: Goldman Sachs Group, Inc.)	455,000	460,398
Southeast Energy Authority A Cooperative District Rev., VRN, 5.00%, 5/1/53 (GA: Goldman Sachs & Co.)	1,000,000	1,047,433
		3,730,123
Arizona — 3.9%
Arizona Board of Regents Rev., (Arizona State University), 5.00%, 7/1/36	250,000	283,783
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/29	160,000	167,053
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), 5.00%, 1/1/25	585,000	617,073
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), VRN, 1.92%, (MUNIPSA plus 0.25%), 1/1/46	155,000	153,402
Arizona Industrial Development Authority Rev., 3.625%, 5/20/33	190,088	183,862
Arizona Industrial Development Authority Rev., (BASIS Schools, Inc. Obligated Group), 5.00%, 7/1/51(1)	250,000	250,727
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 5.50%, 7/1/31(1)	150,000	141,275
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 7.75%, 7/1/50(1)	300,000	319,473
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 6.00%, 7/1/51(1)	100,000	90,986
Arizona Industrial Development Authority Rev., (Pinecrest Academy of Nevada), 4.00%, 7/15/40(1)	200,000	176,281
Arizona Industrial Development Authority Rev., (Provident Group-NCCU Properties LLC), 5.00%, 6/1/27 (BAM)	400,000	435,071
Arizona Industrial Development Authority Rev., (Somerset Academy of Las Vegas), 4.00%, 12/15/41(1)	750,000	652,773
Gilbert Water Resource Municipal Property Corp. Rev., (Town of Gilbert Waterworks & Sewer System Rev.), 5.00%, 7/15/27	1,000,000	1,118,559
Industrial Development Authority of the City of Phoenix Rev., (BASIS Schools, Inc. Obligated Group), 4.00%, 7/1/25(1)	325,000	325,160
Industrial Development Authority of the City of Phoenix Rev., (Downtown Phoenix Student Housing LLC), 5.00%, 7/1/32	155,000	159,889
Industrial Development Authority of the County of Pima Rev., (American Leadership Academy, Inc.), 4.00%, 6/15/41(1)	620,000	526,781
La Paz County Industrial Development Authority Rev., (Harmony Public Schools), 5.00%, 2/15/27	75,000	77,812
La Paz County Industrial Development Authority Rev., (Harmony Public Schools), 5.00%, 2/15/28	75,000	78,274
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 3.00%, 7/1/31(1)	500,000	439,788
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 5.00%, 7/1/39(1)	200,000	203,575
Pima County Sewer System Rev., 5.00%, 7/1/30	600,000	676,489
33

Diversified Municipal Bond ETF
	Principal Amount	Value
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/30	$910,000	$1,019,485
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/35	250,000	275,079
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	755,000	824,502
Salt Verde Financial Corp. Rev., 5.00%, 12/1/37 (GA: Citigroup Global Markets)	175,000	184,792
Scottsdale GO, 4.00%, 7/1/31	500,000	545,095
State of Arizona COP, 5.00%, 9/1/25(2)	580,000	620,286
State of Arizona COP, 5.00%, 9/1/25	240,000	257,532
		10,804,857
California — 11.0%
Anaheim Public Financing Authority Rev., (Anaheim), 5.00%, 9/1/30 (BAM)	535,000	601,390
Bay Area Toll Authority Rev., 4.00%, 4/1/29	275,000	291,982
Bay Area Toll Authority Rev., VRN, 2.12%, (MUNIPSA plus 0.45%), 4/1/56	250,000	245,890
California Community Choice Financing Authority Rev., VRN, 2.12%, (MUNIPSA plus 0.45%), 2/1/52 (GA: Morgan Stanley)	1,755,000	1,648,237
California Community College Financing Authority Rev., (NCCD-Orange Coast Properties LLC), 5.00%, 5/1/30	500,000	517,654
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(3)	100,000	18,379
California Enterprise Development Authority Rev., (Provident Group-SDSU Properties LLC), 5.00%, 8/1/50	100,000	101,300
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/48	850,000	895,528
California Housing Finance Rev., 4.00%, 3/20/33	383,208	380,069
California Housing Finance Rev., 4.25%, 1/15/35	477,729	479,373
California Infrastructure & Economic Development Bank Rev., (California Academy of Sciences), VRN, 2.02%, (MUNIPSA plus 0.35%), 8/1/47	250,000	246,802
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRN, 2.37%, (MUNIPSA plus 0.70%), 12/1/50	1,000,000	987,402
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/29(1)	50,000	52,686
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/30(1)	110,000	115,905
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/36(1)	175,000	180,859
California Public Finance Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/15/37	475,000	491,238
California Public Finance Authority Rev., (Kendal at Sonoma Obligated Group), 2.375%, 11/15/28(1)	265,000	242,366
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 4.00%, 8/1/25(1)	260,000	265,039
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 4.00%, 8/1/26(1)	405,000	413,007
California State Financial Authority Rev., (Master's University & Seminary), 5.00%, 8/1/34	185,000	190,548
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/24	250,000	256,889
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/38(1)	240,000	244,606
California Statewide Communities Development Authority Special Assessment, (San Diego Assessment District No. 18-01), 5.00%, 9/2/29	250,000	275,463
34

Diversified Municipal Bond ETF
	Principal Amount	Value
California Statewide Communities Development Authority Special Tax, (Community Facilities District No. 2015), 4.00%, 9/1/40	$245,000	$226,549
City & County of San Francisco COP, 4.00%, 4/1/45	475,000	460,624
City & County of San Francisco, Special Tax District No. 2020-1 Special Tax, 4.00%, 9/1/46(1)	500,000	446,588
CSCDA Community Improvement Authority Rev., (1818 Platinum Triangle-Anaheim), 4.00%, 4/1/57(1)	350,000	258,051
CSCDA Community Improvement Authority Rev., (Escondido Portfolio), 4.00%, 12/1/59(1)	750,000	500,973
CSCDA Community Improvement Authority Rev., (Oceanaire Apartments), 4.00%, 9/1/56(1)	300,000	246,190
CSCDA Community Improvement Authority Rev., (Westgate Apartments), 4.00%, 6/1/57(1)	290,000	218,570
East Bay Municipal Utility District Wastewater System Rev., 5.00%, 6/1/38	700,000	820,281
Eastern Municipal Water District Rev., VRN, 1.77%, (MUNIPSA plus 0.10%), 7/1/46	750,000	743,592
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 19), 5.00%, 9/1/39	500,000	534,849
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 23), 3.00%, 9/1/25	155,000	150,764
Foothill-Eastern Transportation Corridor Agency Rev., 4.00%, 1/15/33	250,000	249,259
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/25, Prerefunded at 100% of Par(2)	1,000,000	1,070,222
Hastings Campus Housing Finance Authority Rev., 5.00%, 7/1/45(1)	570,000	564,599
Independent Cities Finance Authority Rev., (Compton Sales Tax Rev.), 4.00%, 6/1/31 (AGM)(1)	215,000	226,859
Irvine Special Assessment, (Irvine Reassessment District No. 15-1), 5.00%, 9/2/25	700,000	748,665
Los Angeles Department of Airports Rev., 5.00%, 5/15/45	500,000	543,355
Los Angeles Department of Airports Rev., 5.00%, 5/15/47	905,000	932,721
Metropolitan Water District of Southern California Rev., VRN, 1.81%, (MUNIPSA plus 0.14%), 7/1/37	200,000	199,412
Morongo Band of Mission Indians Rev., 5.00%, 10/1/42(1)	100,000	106,402
Mountain View Los Altos Union High School District GO, 4.00%, 8/1/35	1,000,000	1,046,389
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/27	1,020,000	1,113,094
Orange County Airport Rev., 5.00%, 7/1/24	130,000	135,493
Orange County Community Facilities District Special Tax, (Orange County Community Facilities District No. 2015-1), 5.25%, 8/15/45	415,000	429,085
Orange County Transportation Authority Rev., 5.00%, 10/15/24	1,715,000	1,810,286
Palomar Health GO, 5.00%, 8/1/27	545,000	588,404
Peralta Community College District GO, 5.00%, 8/1/25	550,000	587,821
Poway Unified School District Special Tax, (Poway Unified School District Community Facilities District No. 16), 4.00%, 9/1/31	315,000	316,326
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/24	1,000,000	1,035,300
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/38	400,000	422,178
Santa Paula Special Tax, (Santa Paula Harvest Community Facilities District No. 1), 5.00%, 9/1/35	600,000	642,956
Southern California Public Power Authority Rev., 5.00%, 11/1/33 (GA: Goldman Sachs Group, Inc.)	630,000	677,207
35

Diversified Municipal Bond ETF
	Principal Amount	Value
State of California GO, 5.00%, 10/1/23	$725,000	$746,279
State of California GO, 5.00%, 8/1/34	245,000	265,094
State of California GO, 5.00%, 4/1/35	1,000,000	1,116,222
State of California GO, 5.00%, 4/1/42	250,000	270,181
Tracy Community Facilities District Special Tax, (Tracy Community Facilities District No. 2016-01), 5.00%, 9/1/39	280,000	293,039
Tustin Community Facilities District Special Tax, (Tustin Community Facilities District No. 14-1), 5.00%, 9/1/29	150,000	157,155
Woodside Fire Protection District COP, 4.00%, 5/1/41	445,000	450,322
		30,493,968
Colorado — 4.1%
Adams & Weld Counties School District No. 27J Brighton GO, 5.00%, 12/1/23	1,000,000	1,033,077
Board of Governors of Colorado State University System Rev., 4.00%, 3/1/44	1,220,000	1,151,845
Brighton Crossing Metropolitan District No. 6 GO, 5.00%, 12/1/40	515,000	488,375
City & County of Denver Airport System Rev., 5.50%, 11/15/42	750,000	822,850
Colorado Health Facilities Authority Rev., (AdventHealth Obligated Group), VRN, 5.00%, 11/15/49	100,000	109,274
Colorado Health Facilities Authority Rev., (Covenant Living Communities and Services Obligated Group), 4.00%, 12/1/40	500,000	456,782
Colorado Health Facilities Authority Rev., (Frasier Meadows Manor, Inc.), 5.00%, 5/15/23	100,000	100,701
Colorado Health Facilities Authority Rev., (Intermountain Healthcare Obligated Group), VRN, 5.00%, 5/15/62	1,500,000	1,656,227
Colorado Health Facilities Authority Rev., (Sanford Obligated Group), 4.00%, 11/1/39	380,000	360,497
Colorado Health Facilities Authority Rev., (Sisters of Charity of Leavenworth Health System, Inc. Obligated Group), 4.00%, 1/1/38	210,000	207,344
Crystal Valley Metropolitan District No. 2 GO, 4.00%, 12/1/44 (AGM)	500,000	485,382
Denver City & County School District No. 1 GO, 5.00%, 12/1/24	1,500,000	1,587,165
Denver Urban Renewal Authority Tax Allocation, (9th & Colorado Urban Redevelopment Area), 5.25%, 12/1/39(1)	100,000	102,552
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 1/15/30	250,000	270,405
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 7/15/32	600,000	645,936
Regional Transportation District Rev., (Denver Transit Partners LLC), 4.00%, 7/15/34	500,000	493,438
State of Colorado COP, 6.00%, 12/15/41	615,000	748,926
Vauxmont Metropolitan District GO, 5.00%, 12/15/26 (AGM)	220,000	238,034
Village Metropolitan District GO, 5.00%, 12/1/49	500,000	502,246
		11,461,056
Connecticut — 2.4%
Connecticut State Health & Educational Facilities Authority Rev., (McLean Affiliates Obligated Group), 3.25%, 1/1/27(1)	450,000	437,383
Connecticut State Health & Educational Facilities Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/45	1,000,000	1,046,156
State of Connecticut GO, 5.00%, 11/15/31	365,000	391,015
State of Connecticut GO, 4.00%, 1/15/34	1,000,000	1,034,233
State of Connecticut GO, 5.00%, 6/15/34	680,000	707,124
State of Connecticut GO, 4.00%, 6/1/36	1,000,000	1,008,286
State of Connecticut Special Tax Rev., 5.00%, 5/1/29	1,145,000	1,307,246
Town of Greenwich GO, 5.00%, 1/15/26	725,000	787,847
		6,719,290
36

Diversified Municipal Bond ETF
	Principal Amount	Value
Delaware — 0.3%
Delaware Transportation Authority Rev., 5.00%, 7/1/24	$750,000	$785,535
District of Columbia — 1.5%
District of Columbia GO, 5.00%, 2/1/41	520,000	579,034
District of Columbia Rev., (District of Columbia Income Tax Rev.), 5.00%, 10/1/26	660,000	725,236
District of Columbia Rev., (District of Columbia Income Tax Rev.), 5.00%, 7/1/47	750,000	834,107
District of Columbia Rev., (Plenary Infrastructure LLC), 5.00%, 2/28/25	1,000,000	1,038,313
District of Columbia Water & Sewer Authority Rev., 5.00%, 10/1/39	535,000	569,147
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/28	390,000	442,046
		4,187,883
Florida — 7.4%
Alachua County Health Facilities Authority Rev., (Shands Teaching Hospital & Clinics Obligated Group), 5.00%, 12/1/44	350,000	358,974
Broward County Port Facilities Rev., 5.00%, 9/1/40	1,000,000	1,054,661
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/40	925,000	1,014,312
Broward County Water & Sewer Utility Rev., 4.00%, 10/1/45	880,000	853,016
Capital Projects Finance Authority Rev., (CAPFA Capital Corp. 2000F), 5.00%, 10/1/28	300,000	314,062
Central Florida Expressway Authority Rev., 5.00%, 7/1/28 (AGM)	750,000	848,250
Florida Development Finance Corp. Rev., 3.00%, 7/1/31(1)	260,000	229,730
Florida Development Finance Corp. Rev., 5.00%, 6/15/35	250,000	258,698
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 3.00%, 6/1/23	115,000	113,609
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/24	105,000	103,585
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/25	110,000	107,312
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/26	110,000	106,240
Florida Development Finance Corp. Rev., (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), 5.00%, 6/15/47	800,000	814,493
Fort Pierce Utilities Authority Rev., 5.00%, 10/1/29 (AGM)	1,050,000	1,187,253
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/33	180,000	191,960
Hillsborough County Aviation Authority Rev., 5.00%, 10/1/27	375,000	406,775
Lake County Rev., (Educational Charter Foundation of Florida, Inc.), 5.00%, 1/15/39(1)	550,000	548,749
Miami-Dade County Aviation Rev., 5.00%, 10/1/38	500,000	518,132
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/35	175,000	178,703
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/44	1,000,000	928,632
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/44	1,390,000	1,489,429
Palm Beach County Health Facilities Authority Rev., (Baptist Health South Florida Obligated Group), 5.00%, 8/15/30	800,000	885,644
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/29	105,000	108,669
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	375,000	380,608
37

Diversified Municipal Bond ETF
	Principal Amount	Value
Pompano Beach Rev., (John Knox Village of Florida, Inc. Obligated Group), 1.45%, 1/1/27	$750,000	$669,369
Seminole County Industrial Development Authority Rev., (CCRC Development Corp. Obligated Group), 4.25%, 11/15/26	650,000	611,001
South Florida Water Management District COP, 5.00%, 10/1/36	560,000	599,472
State of Florida GO, 5.00%, 6/1/23	1,700,000	1,734,266
State of Florida Department of Transportation Turnpike System Rev., 5.00%, 7/1/23	600,000	613,082
Tampa Water & Wastewater System Rev., 5.00%, 10/1/41	1,000,000	1,125,151
Village Community Development District No. 14 Special Assessment, 5.50%, 5/1/53	1,000,000	1,042,421
Wildwood Utility Dependent District Rev., 5.00%, 10/1/41 (BAM)	900,000	987,730
		20,383,988
Georgia — 4.0%
Atlanta Airport Passenger Facility Charge Rev., 4.00%, 7/1/40	1,000,000	957,942
Atlanta Water & Wastewater Rev., 4.00%, 11/1/37	1,345,000	1,358,794
Cobb County Kennestone Hospital Authority Rev., (WellStar Health System Obligated Group), 4.00%, 4/1/52	1,000,000	921,226
George L Smith II Congress Center Authority Rev., (Signia Hotel Management LLC), 3.625%, 1/1/31(1)	475,000	424,351
Georgia Ports Authority Rev., 5.25%, 7/1/52	500,000	555,377
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 5/1/52 (GA: Citigroup Global Markets)	500,000	498,793
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 7/1/52 (GA: Royal Bank of Canada)	600,000	609,700
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 9/1/52 (GA: Citigroup, Inc.)	1,190,000	1,178,630
Main Street Natural Gas, Inc. Rev., VRN, 5.00%, 12/1/52 (GA: Citigroup, Inc.)	1,190,000	1,250,121
Private Colleges & Universities Authority Rev., (Savannah College of Art & Design, Inc.), 4.00%, 4/1/44	575,000	532,344
State of Georgia GO, 5.00%, 8/1/23	1,000,000	1,024,351
State of Georgia GO, 5.00%, 7/1/29	1,465,000	1,699,131
		11,010,760
Hawaii — 0.7%
City & County Honolulu Wastewater System Rev., 4.00%, 7/1/32	250,000	257,369
City & County of Honolulu GO, 5.00%, 3/1/29	675,000	774,121
City & County of Honolulu GO, 5.25%, 7/1/44	760,000	876,194
		1,907,684
Idaho — 0.1%
Idaho Health Facilities Authority Rev., (State Luke's Health System Ltd. Obligated Group), 4.00%, 3/1/46	365,000	341,675
Illinois — 5.5%
Chicago GO, 5.00%, 1/1/26	275,000	290,345
Chicago GO, 5.50%, 1/1/49	100,000	105,393
Chicago Board of Education GO, 5.00%, 12/1/34	280,000	290,993
Chicago Board of Education GO, 5.00%, 12/1/42	60,000	59,693
Chicago O'Hare International Airport Rev., 5.00%, 1/1/26(4)	1,000,000	1,055,912
Chicago Wastewater Transmission Rev., 5.50%, 1/1/30 (AGM-CR)(NATL-RE)	135,000	151,013
Cook County Sales Tax Rev., 5.25%, 11/15/45	725,000	797,155
Illinois Finance Authority Rev., (Carle Foundation Obligated Group), VRN, 5.00%, 8/15/53	525,000	599,618
Illinois Finance Authority Rev., (NorthShore University HealthSystem Obligated Group), 5.00%, 8/15/47	1,000,000	1,064,290
38

Diversified Municipal Bond ETF
	Principal Amount	Value
Illinois Finance Authority Rev., (Presbyterian Homes Obligated Group), VRN, 2.37%, (MUNIPSA plus 0.70%), 5/1/42	$250,000	$242,197
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 4.00%, 1/1/33	1,000,000	1,044,525
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/33	1,175,000	1,326,088
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	465,000	532,059
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	400,000	421,928
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/46	1,150,000	1,234,048
Joliet Waterworks & Sewerage Rev., 5.00%, 1/1/24	345,000	354,487
Kane County School District No. 131 Aurora East Side GO, 4.00%, 12/1/31 (AGM)	200,000	210,915
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/28	605,000	662,541
Northern Illinois University Rev., 5.00%, 10/1/28 (BAM)	325,000	357,857
Northern Illinois University Rev., 4.00%, 4/1/35 (BAM)	250,000	243,692
Peoria City School District No. 150 GO, 4.00%, 1/1/26	840,000	876,175
State of Illinois GO, 5.00%, 10/1/25	175,000	183,249
State of Illinois GO, 5.00%, 11/1/29	280,000	297,491
State of Illinois GO, 5.00%, 10/1/30	625,000	667,733
State of Illinois GO, 5.00%, 10/1/33	200,000	210,533
State of Illinois GO, 5.50%, 5/1/39	220,000	239,017
State of Illinois GO, 5.50%, 3/1/42	1,250,000	1,373,107
State of Illinois GO, 5.75%, 5/1/45	225,000	245,941
		15,137,995
Indiana — 0.4%
Indiana Finance Authority Rev., (Marion County Capital Improvement Board), 5.00%, 2/1/26	500,000	534,673
Purdue University Rev., 5.00%, 7/1/26	640,000	668,680
		1,203,353
Iowa — 1.1%
Iowa Finance Authority Rev., (Iowa Finance Authority State Revolving Fund), 5.00%, 8/1/44	500,000	555,592
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), 5.00%, 5/15/48	400,000	375,758
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), VRN, 2.15%, 5/15/56	500,000	466,934
Iowa Tobacco Settlement Authority Rev., 4.00%, 6/1/39	850,000	834,305
Iowa Tobacco Settlement Authority Rev., 4.00%, 6/1/49	645,000	611,439
Iowa Tobacco Settlement Authority Rev., 0.00%, 6/1/65(3)	500,000	61,316
		2,905,344
Kansas — 0.5%
Kansas Development Finance Authority Rev., (AdventHealth Obligated Group), VRN, 5.00%, 11/15/54	700,000	792,428
Prairie Village Tax Allocation, (Prairie Village Meadowbrook Redevelopment District), 3.125%, 4/1/36	130,000	102,714
State of Kansas Department of Transportation Rev., 5.00%, 9/1/29	340,000	363,210
		1,258,352
Kentucky — 1.4%
Ashland Rev., (Ashland Hospital Corp. Obligated Group), 5.00%, 2/1/30	370,000	404,291
Kentucky Bond Development Corp. Rev., 5.00%, 9/1/38	250,000	272,079
Kentucky Economic Development Finance Authority Rev., (Owensboro Health, Inc. Obligated Group), 5.25%, 6/1/41	100,000	102,460
39

Diversified Municipal Bond ETF
	Principal Amount	Value
Kentucky Public Energy Authority Rev., VRN, 4.00%, 4/1/48 (GA: Morgan Stanley)	$300,000	$302,313
Kentucky Public Energy Authority Rev., VRN, 4.00%, 1/1/49 (GA: BP Corp. North America, Inc.)	440,000	443,858
Kentucky Public Energy Authority Rev., VRN, 2.73%, 8/1/52 (GA: Morgan Stanley)	1,000,000	939,985
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 4.00%, 11/1/38	500,000	504,958
Kentucky State University COP, 4.00%, 11/1/41 (BAM)	250,000	244,748
Kentucky State University COP, 4.00%, 11/1/46 (BAM)	750,000	717,943
		3,932,635
Louisiana — 0.3%
East Baton Rouge Sewerage Commission Rev., 5.00%, 2/1/25, Prerefunded at 100% of Par(2)	520,000	551,880
Louisiana Stadium & Exposition District Rev., 5.00%, 7/3/23	100,000	100,676
New Orleans Aviation Board Rev., (Parking Facilities Corp.), 5.00%, 10/1/48 (AGM)	250,000	262,916
		915,472
Maryland — 2.1%
Baltimore Rev., 5.00%, 6/1/51(1)(4)	400,000	403,114
Baltimore Rev., (East Baltimore Research Park Development District), 4.00%, 9/1/27	200,000	200,395
Baltimore County COP, 5.00%, 3/1/28	375,000	422,257
Brunswick Special Tax, 5.00%, 7/1/36	100,000	103,059
Gaithersburg Rev., (Asbury Maryland Obligated Group), 5.125%, 1/1/42	400,000	412,659
Maryland Economic Development Corp. Tax Allocation, (City of Baltimore Port Covington Development District), 4.00%, 9/1/50	1,000,000	852,858
Maryland Health & Higher Educational Facilities Authority Rev., (Adventist Healthcare Obligated Group), 4.00%, 1/1/51	500,000	453,904
Maryland Stadium Authority Built to Learn Rev., 5.00%, 6/1/25	500,000	531,129
State of Maryland GO, 5.00%, 8/1/27	320,000	358,892
State of Maryland GO, 5.00%, 6/1/31	1,640,000	1,943,864
		5,682,131
Massachusetts — 3.2%
Commonwealth of Massachusetts Transportation Fund Rev., 5.00%, 6/1/43	1,190,000	1,315,179
Commonwealth of Massachusetts Transportation Fund Rev., 5.00%, 6/1/51	1,000,000	1,085,909
Massachusetts GO, 5.00%, 5/1/25	345,000	368,062
Massachusetts GO, 4.00%, 9/1/36	400,000	405,933
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/41	910,000	1,003,027
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles Inc Obligated Group), 5.00%, 10/1/37(1)	150,000	157,647
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc. Obligated Group), 4.00%, 10/1/32(1)	100,000	102,447
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 5.00%, 7/1/44	890,000	924,845
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 4.00%, 10/1/45 (AGM)	375,000	354,488
Massachusetts Port Authority Rev., 5.00%, 7/1/41	800,000	861,454
Massachusetts School Building Authority Rev., 5.00%, 8/15/45	730,000	808,701
Massachusetts State College Building Authority Rev., 5.00%, 5/1/31	500,000	582,056
Massachusetts State College Building Authority Rev., 5.00%, 5/1/32	250,000	293,420
40

Diversified Municipal Bond ETF
	Principal Amount	Value
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/32	$460,000	$514,051
		8,777,219
Michigan — 1.5%
Detroit GO, 5.00%, 4/1/25	50,000	52,031
Detroit GO, 5.00%, 4/1/36	550,000	568,387
Detroit GO, 5.00%, 4/1/37	250,000	257,396
Detroit Downtown Development Authority Tax Allocation, (Development Area No. 1), 5.00%, 7/1/23 (AGM)	350,000	356,816
Michigan Finance Authority Rev., (BHSH System Obligated Group), 5.00%, 4/15/27	1,335,000	1,476,513
Michigan Finance Authority Rev., (BHSH System Obligated Group), 4.00%, 4/15/42	395,000	382,837
Michigan Finance Authority Rev., (Michigan Finance Authority Tobacco Settlement Rev.), 5.00%, 6/1/32	500,000	547,905
Michigan Finance Authority Rev., (Thomas M Cooley Law School), 6.75%, 7/1/24, Prerefunded at 100% of Par(1)(2)	100,000	107,016
Michigan Finance Authority Rev., (Thomas M Cooley Law School), 6.75%, 7/1/44(1)	100,000	101,601
Michigan State Hospital Finance Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/24	355,000	374,509
		4,225,011
Minnesota — 0.1%
Minneapolis MN/St Paul Housing & Redevelopment Authority Rev., (Allina Health Obligated Group), 5.00%, 11/15/24	370,000	390,109
Mississippi — 0.2%
State of Mississippi GO, 5.00%, 9/1/26	500,000	549,355
Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri Rev., (SSM Health Care Obligated Group), 5.00%, 6/1/27	200,000	219,112
Health & Educational Facilities Authority of the State of Missouri Rev., (SSM Health Care Obligated Group), 5.00%, 6/1/28	150,000	166,458
Kansas City GO, 5.00%, 2/1/24	625,000	647,183
Kansas City Industrial Development Authority Rev., (Kansas City Airport Rev.), 5.00%, 3/1/46	1,000,000	1,027,283
Kansas City Industrial Development Authority Rev., (Kansas City), 5.00%, 3/1/37	600,000	628,484
Kansas City Sanitary Sewer System Rev., 5.00%, 1/1/26	300,000	323,816
		3,012,336
Nebraska — 0.1%
Omaha Public Power District Rev., 5.00%, 2/1/23	200,000	202,201
Nevada — 1.7%
Las Vegas Special Improvement District No. 815 Special Assessment, 4.00%, 12/1/31	250,000	242,994
Las Vegas Special Improvement District No. 815 Special Assessment, 5.00%, 12/1/49	200,000	201,059
Las Vegas Special Improvement District No. 816 Special Assessment, 2.00%, 6/1/23	150,000	148,114
Las Vegas Valley Water District GO, 5.00%, 6/1/38	1,340,000	1,430,654
Sparks Rev., 2.50%, 6/15/24(1)	90,000	87,481
State of Nevada GO, 5.00%, 8/1/30	1,530,000	1,752,312
State of Nevada Highway Improvement Rev., 5.00%, 12/1/28	255,000	277,531
State of Nevada Highway Improvement Rev., 4.00%, 12/1/33	375,000	392,916
Tahoe-Douglas Visitors Authority Rev., 4.00%, 7/1/25	200,000	201,991
		4,735,052
41

Diversified Municipal Bond ETF
	Principal Amount	Value
New Hampshire — 0.6%
New Hampshire Business Finance Authority Rev., 4.125%, 1/20/34	$288,969	$282,106
New Hampshire Business Finance Authority Rev., (Springpoint Senior Living Obligated Group), 4.00%, 1/1/27	500,000	500,569
New Hampshire Business Finance Authority Rev., (Waste Management, Inc.), VRN, 2.05%, (MUNIPSA plus 0.38%), 10/1/33 (GA: Waste Management Holdings)	1,000,000	971,983
		1,754,658
New Jersey — 3.4%
New Jersey Economic Development Authority Rev., 5.50%, 12/15/26, Prerefunded at 100% of Par(2)	260,000	292,653
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.50%, 9/1/24 (Ambac)	1,000,000	1,053,155
New Jersey Educational Facilities Authority Rev., (Trustees of Princeton University), 5.00%, 3/1/32	625,000	744,015
New Jersey Transportation Trust Fund Authority Rev., 5.50%, 12/15/22	430,000	433,871
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/27	715,000	771,003
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/28	455,000	497,330
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/28	375,000	411,455
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/32	400,000	429,661
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/33	260,000	277,870
New Jersey Transportation Trust Fund Authority Rev., 4.00%, 6/15/38	620,000	599,390
New Jersey Turnpike Authority Rev., 5.00%, 1/1/48	150,000	160,186
Newark Board of Education GO, 5.00%, 7/15/33 (BAM)	900,000	1,019,519
State of New Jersey GO, 4.00%, 6/1/31	690,000	736,905
State of New Jersey GO, 4.00%, 6/1/32	500,000	534,148
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/29	125,000	135,842
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/30	180,000	194,631
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/46	280,000	282,204
Tobacco Settlement Financing Corp. Rev., 5.25%, 6/1/46	750,000	785,112
		9,358,950
New Mexico — 0.6%
New Mexico Finance Authority Rev., (New Mexico Finance Authority Public Project Revolving Fund), 5.00%, 6/1/24	1,000,000	1,044,979
New Mexico Hospital Equipment Loan Council Rev., (Haverland Carter Lifestyle Obligated Group), 2.25%, 7/1/23	100,000	99,169
New Mexico Municipal Energy Acquisition Authority Rev., VRN, 5.00%, 11/1/39 (LIQ FAC: Royal Bank of Canada)	500,000	526,110
		1,670,258
New York — 10.2%
Brookhaven Local Development Corp. Rev., (Active Retirement Community, Inc. Obligated Group), 5.25%, 11/1/25	130,000	136,007
Metropolitan Transportation Authority Rev., 5.00%, 2/1/23	350,000	352,795
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	750,000	796,182
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	110,000	114,758
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	560,000	584,224
Metropolitan Transportation Authority Rev., 5.00%, 11/15/38	255,000	265,393
42

Diversified Municipal Bond ETF
	Principal Amount	Value
Metropolitan Transportation Authority Rev., VRN, 2.33%, 11/1/32 (AGM)	$250,000	$237,501
Nassau County Interim Finance Authority Rev., 4.00%, 11/15/35	500,000	527,699
New York City GO, 5.00%, 8/1/23	365,000	373,821
New York City GO, 5.00%, 8/1/27	320,000	356,533
New York City GO, 5.25%, 5/1/41	150,000	166,876
New York City GO, 5.00%, 8/1/43	500,000	537,214
New York City GO, 4.00%, 8/1/44	1,000,000	958,092
New York City GO, 4.00%, 9/1/46(4)	250,000	239,080
New York City Industrial Development Agency Rev., (Queens Ballpark Co. LLC), 5.00%, 1/1/28 (AGM)	300,000	327,456
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), 5.00%, 6/15/27	110,000	118,947
New York City Municipal Water Finance Authority Rev., 5.00%, 6/15/25	750,000	774,876
New York City Municipal Water Finance Authority Rev., 5.00%, 6/15/39	815,000	855,883
New York City Municipal Water Finance Authority Rev., 5.00%, 6/15/49	390,000	418,683
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/26(4)	1,000,000	1,097,218
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 2/1/36	200,000	223,883
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.50%, 10/1/37 (GA: Goldman Sachs Group, Inc.)	175,000	200,884
New York Power Authority Rev., 5.00%, 11/15/27 (AGM)	1,000,000	1,125,062
New York State Dormitory Authority Rev., 5.00%, 10/1/28 (BAM)	670,000	758,716
New York State Dormitory Authority Rev., (Fordham University), 5.00%, 7/1/25	710,000	751,694
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/51	550,000	597,674
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 4.00%, 5/1/45	1,000,000	930,879
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	500,000	495,730
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/40	750,000	728,705
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/26	1,100,000	1,194,774
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/27	815,000	903,655
New York State Environmental Facilities Corp. Rev., (State of New York State Revolving Fund), 5.00%, 6/15/24	500,000	522,963
New York State Environmental Facilities Corp. Rev., (State of New York State Revolving Fund), 5.00%, 6/15/39	850,000	967,999
New York State Thruway Authority Rev., 5.00%, 1/1/27	405,000	416,780
New York State Thruway Authority Rev., 5.00%, 1/1/29	915,000	960,497
New York State Thruway Authority Rev., 4.00%, 1/1/38	700,000	683,360
New York State Thruway Authority Rev., 4.00%, 1/1/45	520,000	491,456
New York State Thruway Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/44	750,000	718,981
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/38	400,000	435,811
New York Transportation Development Corp. Rev., (American Airlines, Inc.), 3.00%, 8/1/31 (GA: American Airlines Group)	130,000	121,316
New York Transportation Development Corp. Rev., (Empire State Thruway Partners LLC), 4.00%, 10/31/46	500,000	435,952
43

Diversified Municipal Bond ETF
	Principal Amount	Value
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 4.00%, 12/1/41	$170,000	$157,786
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/42	640,000	662,681
New York Transportation Development Corp. Rev., (Laguardia Gateway Partners LLC), 4.00%, 7/1/36 (AGM)	685,000	685,534
Town of Oyster Bay GO, 5.00%, 8/1/25 (AGM)	545,000	583,746
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	255,000	286,095
Triborough Bridge & Tunnel Authority Rev., (Metropolitan Transportation Authority Payroll Mobility Tax Rev.), VRN, 5.00%, 5/15/50	1,115,000	1,193,639
Triborough Bridge & Tunnel Authority Sales Tax Rev., 5.00%, 5/15/39	1,000,000	1,119,896
Westchester County Local Development Corp. Rev., (Purchase Senior Learning Community Obligated Group), 2.875%, 7/1/26(1)	455,000	426,654
Yonkers Economic Development Corp. Rev., (Charter School of Educational Excellence), 5.00%, 10/15/39	100,000	99,313
		28,121,353
North Carolina — 1.7%
North Carolina Medical Care Commission Rev., (Forest at Duke, Inc. Obligated Group), 4.00%, 9/1/46	715,000	657,932
North Carolina Medical Care Commission Rev., (Maryfield, Inc. Obligated Group), 2.875%, 10/1/26	50,000	47,719
State of North Carolina Rev., 5.00%, 5/1/25	315,000	336,562
State of North Carolina Rev., 5.00%, 3/1/33	345,000	383,640
State of North Carolina Rev., (Highway Trust Fund), 5.00%, 5/1/25	1,000,000	1,068,451
Wake County GO, 5.00%, 3/1/26	340,000	369,945
Wake County GO, 5.00%, 2/1/27	1,000,000	1,110,029
Wake County Rev., 5.00%, 3/1/26	750,000	815,267
		4,789,545
Ohio — 2.6%
Allen County Hospital Facilities Rev., (Bon Secours Mercy Health, Inc.), 4.00%, 8/1/47	1,000,000	956,938
Buckeye Tobacco Settlement Financing Authority Rev., 4.00%, 6/1/48	300,000	268,894
Buckeye Tobacco Settlement Financing Authority Rev., 5.00%, 6/1/55	485,000	461,952
Cleveland-Cuyahoga County Port Authority Rev., (Cleveland Museum of Natural History), 4.00%, 7/1/40	450,000	446,529
Columbus GO, 5.00%, 4/1/32	500,000	562,056
Cuyahoga County Rev., (MetroHealth System), 5.00%, 2/15/42	360,000	367,585
Miami University/Oxford Rev., 5.00%, 9/1/36	570,000	642,149
Northeast Ohio Regional Sewer District Rev., 4.00%, 11/15/37	170,000	171,065
Ohio Higher Educational Facility Commission Rev., (Cleveland Institute of Art), 5.50%, 12/1/53	100,000	101,414
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/46	500,000	552,925
State of Ohio GO, 5.00%, 5/1/40	660,000	738,072
State of Ohio GO, 5.00%, 6/15/41	275,000	307,179
State of Ohio Rev., (University Hospitals Health System, Inc. Obligated Group), 4.00%, 1/15/39	700,000	678,210
Wright State University Rev., 4.00%, 5/1/23 (BAM)	400,000	404,133
Wright State University Rev., 4.00%, 5/1/24 (BAM)	430,000	440,428
		7,099,529
44

Diversified Municipal Bond ETF
	Principal Amount	Value
Oklahoma — 0.5%
Oklahoma Capitol Improvement Authority Rev., (Oklahoma Department of Transportation), 4.00%, 7/1/38	$850,000	$861,333
Oklahoma Water Resources Board Rev., 4.00%, 4/1/37	620,000	631,006
		1,492,339
Oregon — 0.4%
Clackamas County Hospital Facility Authority Rev., (Rose Villa, Inc. Obligated Group), 5.125%, 11/15/40	250,000	244,625
Clackamas County Hospital Facility Authority Rev., (Willamette View, Inc.), 5.00%, 11/15/47	100,000	96,656
Klamath Falls Intercommunity Hospital Authority Rev., (Sky Lakes Medical Center, Inc.), 4.00%, 9/1/26	35,000	36,115
Klamath Falls Intercommunity Hospital Authority Rev., (Sky Lakes Medical Center, Inc.), 5.00%, 9/1/29	50,000	53,226
Oregon Health & Science University Rev., (Obligated Group), 4.00%, 7/1/41	200,000	196,265
State of Oregon GO, 5.00%, 5/1/26	505,000	550,908
		1,177,795
Pennsylvania — 2.7%
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 2/1/28	150,000	138,634
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 11/1/40	300,000	239,086
Commonwealth Financing Authority Rev., 5.00%, 6/1/24	1,625,000	1,684,770
Commonwealth Financing Authority Rev., 5.00%, 6/1/25	290,000	306,238
Dauphin County General Authority Rev., (UPMC Obligated Group), 5.00%, 6/1/26	15,000	16,020
Delaware County Authority Rev., (Villanova University), 5.00%, 8/1/31	1,200,000	1,267,621
Geisinger Authority Rev., (Geisinger Health System Obligated Group), 5.00%, 2/15/32	150,000	160,481
Pennsylvania GO, 5.00%, 1/1/24	690,000	714,017
Pennsylvania GO, 5.00%, 7/15/29	845,000	967,390
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	290,000	326,504
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/39	340,000	350,533
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/45	1,000,000	1,070,416
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/46	300,000	310,634
		7,552,344
South Carolina — 0.4%
Berkeley County Special Assessment, (Berkeley County Nexton Improvement District), 4.25%, 11/1/40	100,000	96,726
Charleston Waterworks & Sewer System Rev., 5.00%, 1/1/37	325,000	377,308
Richland County Special Assessment, (Richland County Village at Sandhill Improvement District), 3.75%, 11/1/36(1)	270,000	217,147
South Carolina Jobs-Economic Development Authority Rev., (Bon Secours Mercy Health, Inc.), VRN, 5.00%, 12/1/48	500,000	535,176
		1,226,357
Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Industrial Development Board Special Assessment, (South Nashville Central Business Improvement District), Capital Appreciation, 0.00%, 6/1/43(1)(3)	4,000,000	1,308,240
Metropolitan Government of Nashville & Davidson County Water & Sewer Rev., 4.00%, 7/1/46	225,000	215,933
Metropolitan Nashville Airport Authority Rev., 4.00%, 7/1/25	150,000	155,378
45

Diversified Municipal Bond ETF
	Principal Amount	Value
Nashville Metropolitan Development & Housing Agency Tax Allocation, 5.125%, 6/1/36(1)	$225,000	$232,036
Tennessee Energy Acquisition Corp. Rev., VRN, 4.00%, 11/1/49 (GA: Goldman Sachs Group, Inc.)	355,000	358,745
		2,270,332
Texas — 8.9%
Arlington Higher Education Finance Corp. Rev., (Great Hearts America - Texas), 4.00%, 8/15/32 (PSF-GTD)	425,000	439,425
Arlington Higher Education Finance Corp. Rev., (Harmony Public Schools), 4.00%, 2/15/25 (PSF-GTD)	170,000	175,142
Arlington Higher Education Finance Corp. Rev., (Harmony Public Schools), 4.00%, 2/15/26 (PSF-GTD)	280,000	290,769
Arlington Higher Education Finance Corp. Rev., (Riverwalk Education Foundation Inc), 5.00%, 8/15/29 (PSF-GTD)	400,000	455,452
Austin Airport System Rev., 5.00%, 11/15/41	1,000,000	1,061,974
Bexar County GO, 4.00%, 6/15/25, Prerefunded at 100% of Par(2)	950,000	990,586
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/23, Prerefunded at 100% of Par(2)	600,000	605,411
Central Texas Regional Mobility Authority Rev., 4.00%, 1/1/51	1,000,000	905,045
Central Texas Turnpike System Rev., 5.00%, 8/15/42	245,000	250,468
Clear Creek Independent School District GO, 5.00%, 2/15/26 (PSF-GTD)	750,000	812,397
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/38 (PSF-GTD)	520,000	550,734
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 4.00%, 8/15/42 (PSF-GTD)	465,000	453,763
Clifton Higher Education Finance Corp. Rev., (International American Education Federation, Inc.), 6.125%, 8/15/48	50,000	51,886
Corpus Christi Utility System Rev., 5.00%, 7/15/33	400,000	444,928
Dallas Area Rapid Transit Rev., 5.00%, 12/1/34	290,000	326,541
El Paso Water & Sewer Rev., 4.00%, 3/1/40	1,000,000	986,264
Fort Bend Independent School District GO, 4.00%, 8/15/35 (PSF-GTD)	1,000,000	1,058,571
Frisco Independent School District GO, 5.00%, 2/15/26 (PSF-GTD)	780,000	844,893
Frisco Independent School District GO, 5.00%, 8/15/32 (PSF-GTD)	1,000,000	1,130,722
Houston GO, 5.00%, 3/1/29	340,000	386,654
Houston Higher Education Finance Corp. Rev., (Houston Baptist University), 4.00%, 10/1/51	200,000	164,914
Katy Independent School District GO, 5.00%, 2/15/28 (PSF-GTD)	350,000	393,996
Metropolitan Transit Authority of Harris County Rev., 5.00%, 11/1/26	1,755,000	1,926,156
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 5.00%, 4/1/27(2)	240,000	264,699
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/26	585,000	604,270
North Texas Tollway Authority Rev., 4.00%, 1/1/35	595,000	605,186
San Antonio Water System Rev., 4.00%, 5/15/34	275,000	287,371
State of Texas GO, 5.00%, 8/1/40	815,000	860,226
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Methodist Hospitals of Dallas Obligated Group), 4.00%, 10/1/42	665,000	644,222
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Methodist Hospitals of Dallas Obligated Group), 4.00%, 10/1/47	250,000	235,524
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Texas Health Resources Obligated Group), 5.00%, 2/15/24	945,000	979,566
46

Diversified Municipal Bond ETF
	Principal Amount	Value
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26 (GA: Macquarie Group Ltd.)	$250,000	$262,570
Texas Private Activity Bond Surface Transportation Corp. Rev., (LBJ Infrastructure Group LLC), 4.00%, 6/30/39	1,300,000	1,236,220
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/25	850,000	916,071
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/43	750,000	749,180
Texas Water Development Board Rev., (Texas Water Development Board State Revolving Fund), 5.00%, 8/1/41	1,000,000	1,123,417
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/32	1,000,000	1,180,685
		24,655,898
Utah — 1.6%
Intermountain Power Agency Rev., 5.00%, 7/1/27	500,000	556,426
State of Utah GO, 5.00%, 7/1/26	415,000	455,141
State of Utah GO, 5.00%, 7/1/28	585,000	667,418
UIPA Crossroads Public Infrastructure District Tax Allocation, (AJL Project Area), 4.375%, 6/1/52(1)	750,000	654,752
University of Utah Rev., 5.00%, 8/1/46	755,000	832,492
Utah State University Rev., 4.00%, 12/1/42 (AGM)	890,000	858,996
Vineyard Redevelopment Agency Tax Allocation, (Geneva Urban Renewal Project Area), 4.00%, 5/1/40 (AGM)	160,000	161,033
Vineyard Redevelopment Agency Tax Allocation, (Geneva Urban Renewal Project Area), 4.00%, 5/1/41 (AGM)	175,000	175,699
		4,361,957
Virginia — 1.1%
Fairfax County Industrial Development Authority Rev., (Inova Health System Obligated Group), 5.00%, 5/15/27	330,000	365,559
Fairfax County Industrial Development Authority Rev., (Inova Health System Obligated Group), 4.00%, 5/15/42	670,000	650,177
Fairfax County Sewer Rev., 5.00%, 7/15/46	1,000,000	1,121,519
Lynchburg Economic Development Authority Rev., (Centra Health Obligated Group), 4.00%, 1/1/37	825,000	801,385
Peninsula Town Center Community Development Authority Special Assessment, 5.00%, 9/1/45(1)	200,000	190,598
		3,129,238
Washington — 4.1%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/37	500,000	566,862
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/39	525,000	577,908
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/40	1,080,000	1,196,831
King County School District No. 411 Issaquah GO, 4.00%, 12/1/33 (SCH BD GTY)	680,000	719,949
Port of Seattle Rev., 5.00%, 4/1/36	630,000	665,554
Port of Seattle Rev., 5.50%, 8/1/47	1,000,000	1,102,562
Seattle Municipal Light & Power Rev., 5.00%, 7/1/42	1,125,000	1,266,052
Seattle Municipal Light & Power Rev., 5.00%, 7/1/52	1,000,000	1,097,347
Seattle Municipal Light & Power Rev., VRN, 1.92%, (MUNIPSA plus 0.25%), 5/1/45	200,000	196,240
State of Washington GO, 5.00%, 2/1/29	420,000	473,318
State of Washington GO, 5.00%, 6/1/36	850,000	951,096
State of Washington GO, 5.00%, 8/1/39	300,000	317,163
State of Washington GO, 5.00%, 6/1/41	750,000	823,348
47

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Washington Health Care Facilities Authority Rev., (CommonSpirit Health Obligated Group), VRN, 5.00%, 8/1/49	$300,000	$315,730
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/33	650,000	650,884
Washington State Housing Finance Commission Rev., (Spokane United Methodist Homes Obligated Group), 3.00%, 7/1/27(1)	300,000	270,560
		11,191,404
Wisconsin — 1.6%
Public Finance Authority Rev., (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/41	100,000	106,067
Public Finance Authority Rev., (Appalachian Regional Healthcare System Obligated Group), 5.00%, 7/1/41	250,000	258,861
Public Finance Authority Rev., (Bancroft Neurohealth Obligated Group), 5.125%, 6/1/48(1)	75,000	75,032
Public Finance Authority Rev., (Beyond Boone LLC), 4.00%, 7/1/39 (AGM)	150,000	148,798
Public Finance Authority Rev., (Beyond Boone LLC), 5.00%, 7/1/44 (AGM)	600,000	636,785
Public Finance Authority Rev., (CHF-Wilmington LLC), 5.00%, 7/1/31 (AGM)	75,000	80,257
Public Finance Authority Rev., (Roseman University of Health Sciences), 4.00%, 4/1/52(1)	250,000	201,403
Public Finance Authority Rev., (UHF RISE Student Housing LLC), 4.00%, 7/1/61(1)	225,000	190,654
Public Finance Authority Rev., (UHF RISE Student Housing LLC), 5.25%, 7/1/61(1)	215,000	180,250
Public Finance Authority Rev., (United Methodist Retirement Homes, Inc. Obligated Group), 4.00%, 10/1/41	505,000	456,037
State of Wisconsin GO, 4.00%, 5/1/39	750,000	766,925
Wisconsin Health & Educational Facilities Authority Rev., (Advocate Aurora Health Obligated Group), VRN, 1.85%, (MUNIPSA plus 0.18%), 8/15/54	1,000,000	973,383
Wisconsin Health & Educational Facilities Authority Rev., (Chiara Communities, Inc.), 5.00%, 7/1/43	200,000	203,330
		4,277,782
TOTAL MUNICIPAL SECURITIES (Cost $283,132,766)		268,883,123
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.6%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Class (Cost $7,119,348)	7,119,587	7,119,587
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $290,252,114)		276,002,710
OTHER ASSETS AND LIABILITIES — 0.2%		443,554
TOTAL NET ASSETS — 100.0%		$276,446,264

48

Diversified Municipal Bond ETF

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
MUNIPSA	-	SIFMA Municipal Swap Index
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
SCH BD GTY	-	School Bond Guaranty
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $13,858,916, which represented 5.0% of total net assets.
(2)Escrowed to maturity in U.S. government securities or state and local government securities.
(3)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.
49

AUGUST 31, 2022

Emerging Markets Bond ETF
	Principal Amount	Value
CORPORATE BONDS — 48.2%
Brazil — 5.3%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	$200,000	$154,198
Banco BTG Pactual SA, 5.50%, 1/31/23	200,000	199,983
CSN Resources SA, 4.625%, 6/10/31(1)	400,000	310,588
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	199,752
Guara Norte Sarl, 5.20%, 6/15/34(1)	187,230	157,090
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	233,675
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	167,499
		1,422,785
Chile — 2.3%
Empresa Nacional de Telecomunicaciones SA, 4.75%, 8/1/26	100,000	98,666
Kenbourne Invest SA, 4.70%, 1/22/28(1)	400,000	322,368
VTR Finance NV, 6.375%, 7/15/28(1)	400,000	180,579
		601,613
Colombia — 5.5%
Ecopetrol SA, 5.375%, 6/26/26	460,000	432,529
Geopark Ltd., 5.50%, 1/17/27(1)	400,000	348,024
Millicom International Cellular SA, 4.50%, 4/27/31(1)(2)	400,000	328,598
Oleoducto Central SA, 4.00%, 7/14/27(1)	400,000	347,441
		1,456,592
Dominican Republic — 0.2%
Banco de Reservas de la Republica Dominicana, 7.00%, 2/1/23	50,000	50,329
Guatemala — 2.0%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)	400,000	371,690
CT Trust, 5.125%, 2/3/32(1)	200,000	172,903
		544,593
India — 1.8%
Greenko Dutch BV, 3.85%, 3/29/26	194,000	164,900
Greenko Mauritius Ltd., 6.25%, 2/21/23(1)	100,000	97,750
Reliance Industries Ltd., 2.875%, 1/12/32(1)	250,000	212,111
		474,761
Indonesia — 6.2%
Freeport Indonesia PT, 4.76%, 4/14/27(1)	200,000	195,200
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	425,000	417,656
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50	200,000	171,033
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	177,135
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 5.45%, 5/21/28	425,000	436,175
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.25%, 10/24/42	300,000	265,140
		1,662,339
Israel — 2.5%
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	675,000	651,025
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	10,000	9,990
		661,015
Jamaica — 0.7%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	200,000	191,845
50

Emerging Markets Bond ETF
	Principal Amount	Value
Kazakhstan — 1.7%
KazMunayGas National Co. JSC, 4.75%, 4/19/27(1)	$300,000	$277,956
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	164,375
		442,331
Luxembourg — 1.0%
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(1)	200,000	161,923
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	100,000	93,621
		255,544
Mexico — 7.2%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	178,626
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	200,000	155,320
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	181,793
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	188,378	142,611
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	140,000	109,953
Petroleos Mexicanos, 3.50%, 1/30/23(2)	650,000	645,320
Petroleos Mexicanos, 6.49%, 1/23/27	400,000	353,097
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	159,963
		1,926,683
Nigeria — 1.4%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	400,000	368,364
Panama — 1.3%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	400,000	355,610
Peru — 2.6%
Inkia Energy Ltd., 5.875%, 11/9/27	400,000	380,965
Petroleos del Peru SA, 4.75%, 6/19/32	400,000	319,412
		700,377
Qatar — 0.2%
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	50,000	50,562
Saudi Arabia — 2.1%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	200,000	200,171
Saudi Arabian Oil Co., 4.25%, 4/16/39	400,000	374,110
		574,281
South Africa — 0.6%
Sasol Financing USA LLC, 5.50%, 3/18/31	200,000	168,306
Spain — 1.2%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	440,000	308,000
United Arab Emirates — 1.7%
DP World Crescent Ltd., 4.85%, 9/26/28	200,000	203,055
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/34(1)	288,258	252,244
		455,299
Zambia — 0.7%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	200,000	191,018
TOTAL CORPORATE BONDS (Cost $14,791,791)		12,862,247
SOVEREIGN GOVERNMENTS AND AGENCIES — 35.4%
Argentina — 0.7%
Argentine Republic Government International Bond, 1.50%, 7/9/35	870,000	196,725
Bolivia — 0.6%
Bolivian Government International Bond, 4.50%, 3/20/28	200,000	161,100
Brazil — 0.9%
Brazilian Government International Bond, 5.00%, 1/27/45	300,000	231,894
51

Emerging Markets Bond ETF
	Principal Amount	Value
Chile — 1.4%
Chile Government International Bond, 2.55%, 1/27/32	$200,000	$167,154
Chile Government International Bond, 4.34%, 3/7/42	200,000	172,045
Chile Government International Bond, 4.00%, 1/31/52	50,000	39,510
		378,709
Colombia — 0.8%
Colombia Government International Bond, 6.125%, 1/18/41	250,000	200,682
Costa Rica — 0.7%
Costa Rica Government International Bond, 7.00%, 4/4/44	200,000	175,361
Dominican Republic — 3.5%
Dominican Republic International Bond, 5.50%, 2/22/29(1)	200,000	183,176
Dominican Republic International Bond, 4.875%, 9/23/32	500,000	405,323
Dominican Republic International Bond, 6.40%, 6/5/49	450,000	354,941
		943,440
Ecuador — 1.2%
Ecuador Government International Bond, 5.50%, 7/31/30	200,000	106,685
Ecuador Government International Bond, 2.50%, 7/31/35	550,000	213,020
		319,705
Egypt — 2.0%
Egypt Government International Bond, 5.80%, 9/30/27	200,000	156,980
Egypt Government International Bond, 7.05%, 1/15/32	550,000	386,948
		543,928
El Salvador — 0.3%
El Salvador Government International Bond, 7.75%, 1/24/23	100,000	90,816
Ghana — 0.3%
Ghana Government International Bond, 8.63%, 6/16/49	250,000	89,061
Guatemala — 2.2%
Guatemala Government Bond, 5.25%, 8/10/29(1)	200,000	195,877
Guatemala Government Bond, 4.90%, 6/1/30	400,000	382,013
		577,890
Indonesia — 1.9%
Indonesia Government International Bond, 8.50%, 10/12/35	400,000	517,233
Ivory Coast — 0.9%
Ivory Coast Government International Bond, 5.75%, 12/31/32	270,840	243,800
Jordan — 0.8%
Jordan Government International Bond, 7.75%, 1/15/28(1)	200,000	198,650
Mexico — 1.5%
Mexico Government International Bond, 4.75%, 4/27/32	225,000	219,028
Mexico Government International Bond, 3.50%, 2/12/34	200,000	167,810
		386,838
Nigeria — 0.6%
Nigeria Government International Bond, 7.875%, 2/16/32	200,000	144,911
Oman — 1.7%
Oman Government International Bond, 6.75%, 1/17/48	500,000	448,275
Pakistan — 0.5%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	137,031
Panama — 3.3%
Panama Government International Bond, 4.50%, 4/16/50	1,100,000	875,047
Paraguay — 2.9%
Paraguay Government International Bond, 5.00%, 4/15/26	592,000	593,500
Paraguay Government International Bond, 6.10%, 8/11/44	200,000	186,874
		780,374
52

Emerging Markets Bond ETF
	Principal Amount/Shares	Value
Saudi Arabia — 2.1%
Saudi Government International Bond, 4.625%, 10/4/47	$600,000	$567,515
South Africa — 3.2%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	500,000	508,050
Republic of South Africa Government International Bond, 5.875%, 4/20/32	400,000	357,300
		865,350
Turkey — 0.5%
Turkey Government International Bond, 6.625%, 2/17/45	200,000	135,960
Ukraine — 0.9%
Ukraine Government International Bond, 7.25%, 3/15/35	1,600,000	228,667
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $11,210,645)		9,438,962
U.S. TREASURY SECURITIES — 5.4%
U.S. Treasury Notes, 2.50%, 3/31/27	550,000	529,719
U.S. Treasury Notes, 1.375%, 11/15/31	400,000	342,719
U.S. Treasury Notes, 1.875%, 2/15/32(3)	650,000	581,242
TOTAL U.S. TREASURY SECURITIES (Cost $1,532,253)		1,453,680
PREFERRED STOCKS — 2.1%
India — 1.3%
Network i2i Ltd., 3.98%	400,000	343,399
Mexico — 0.8%
Banco Mercantil del Norte SA, 8.375%(1)	220,000	213,980
TOTAL PREFERRED STOCKS (Cost $623,319)		557,379
SHORT-TERM INVESTMENTS — 8.2%
Money Market Funds — 8.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,934,277	1,934,277
State Street Navigator Securities Lending Government Money Market Portfolio(4)	256,775	256,775
TOTAL SHORT-TERM INVESTMENTS (Cost $2,191,052)		2,191,052
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $30,349,060)		26,503,320
OTHER ASSETS AND LIABILITIES — 0.7%		190,153
TOTAL NET ASSETS — 100.0%		$26,693,473

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	1	December 2022	$110,820	$(123)
U.S. Treasury Long Bonds	1	December 2022	135,844	(534)
U.S. Treasury Ultra Bonds	12	December 2022	1,794,000	(3,398)
			$2,040,664	$(4,055)
^Amount represents value and unrealized appreciation (depreciation).
53

Emerging Markets Bond ETF

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	2	December 2022	$250,375	$965
U.S. Treasury 2-Year Notes	10	December 2022	2,083,281	1,621
			$2,333,656	$2,586
^Amount represents value and unrealized appreciation (depreciation).

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America, N.A./ China Government International Bond	Buy	(1.00)%	6/20/27	$280,000	$(3,547)	$(299)	$(3,847)
Barclays Bank PLC/ Brazilian Government International Bond	Buy	(1.00)%	6/20/27	$275,000	18,135	(184)	17,951
Morgan Stanley/ Brazilian Government International Bond	Buy	(1.00)%	6/20/27	$640,000	32,054	9,706	41,760
Morgan Stanley/ Mexico Government International Bond	Buy	(1.00)%	6/20/27	$430,000	1,893	8,794	10,687
Morgan Stanley/ China Government International Bond	Buy	(1.00)%	6/20/27	$250,000	(2,150)	(1,285)	(3,434)
					$46,385	$16,732	$63,117
^The value for credit default swap agreements serves as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

54

Emerging Markets Bond ETF

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $8,866,401, which represented 33.2% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $248,687. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $226,237.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $256,775.

See Notes to Financial Statements.
55

AUGUST 31, 2022

Multisector Income ETF
	Principal Amount	Value
CORPORATE BONDS — 38.7%
Aerospace and Defense — 0.2%
TransDigm, Inc., 4.625%, 1/15/29	$205,000	$173,608
Airlines — 1.4%
Allegiant Travel Co., 7.25%, 8/15/27(1)	475,000	472,357
American Airlines, Inc., 11.75%, 7/15/25(1)	490,000	542,082
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	205,000	195,295
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/27	370,140	352,923
		1,562,657
Automobiles — 0.8%
Ford Motor Co., 6.10%, 8/19/32(2)	300,000	292,548
Ford Motor Credit Co. LLC, 4.95%, 5/28/27	260,000	244,457
General Motors Financial Co., Inc., 3.80%, 4/7/25	415,000	404,803
		941,808
Banks — 3.6%
Banco Santander SA, 5.29%, 8/18/27	200,000	195,865
Bank of America Corp., VRN, 4.57%, 4/27/33	135,000	129,024
Canadian Imperial Bank of Commerce, 3.95%, 8/4/25	420,000	414,848
FNB Corp., 5.15%, 8/25/25	373,000	373,369
HSBC Holdings PLC, VRN, 5.40%, 8/11/33	299,000	284,820
Huntington Bancshares, Inc., VRN, 4.44%, 8/4/28	360,000	352,042
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	78,000	66,738
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	66,000	55,887
Mitsubishi UFJ Financial Group, Inc., VRN, 4.79%, 7/18/25	320,000	321,145
NatWest Group PLC, VRN, 5.52%, 9/30/28	475,000	475,600
PNC Financial Services Group, Inc., VRN, 4.63%, 6/6/33	213,000	201,911
Societe Generale SA, VRN, 3.65%, 7/8/35(1)	350,000	280,662
Synchrony Bank, 5.40%, 8/22/25	580,000	579,395
UniCredit SpA, VRN, 5.86%, 6/19/32(1)	335,000	289,090
Wells Fargo & Co., VRN, 4.54%, 8/15/26	80,000	79,491
		4,099,887
Beverages — 0.2%
PepsiCo, Inc., 3.60%, 2/18/28	207,000	203,320
Building Products — 0.6%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	590,000	523,699
Standard Industries, Inc., 4.375%, 7/15/30(1)	185,000	147,117
		670,816
Capital Markets — 5.1%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	168,000	142,310
Deutsche Bank AG, VRN, 4.30%, 5/24/28	300,000	274,439
FS KKR Capital Corp., 4.25%, 2/14/25(1)	761,000	723,879
Goldman Sachs Group, Inc., VRN, 4.39%, 6/15/27	318,000	312,266
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	629,000	558,933
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	34,000	31,856
Hercules Capital, Inc., 2.625%, 9/16/26	280,000	235,816
Intercontinental Exchange, Inc., 4.35%, 6/15/29	29,000	28,640
Morgan Stanley, VRN, 2.63%, 2/18/26	240,000	228,227
Morgan Stanley, VRN, 2.70%, 1/22/31	705,000	610,517
56

Multisector Income ETF
	Principal Amount	Value
Morgan Stanley, VRN, 2.48%, 9/16/36	$97,000	$74,733
Owl Rock Capital Corp., 3.40%, 7/15/26	718,000	642,713
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	86,000	80,101
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	378,000	320,019
Prospect Capital Corp., 3.71%, 1/22/26	544,000	489,748
State Street Corp., VRN, 4.16%, 8/4/33	360,000	347,970
UBS Group AG, VRN, 2.75%, 2/11/33(1)	860,000	689,783
		5,791,950
Chemicals — 0.9%
Braskem Idesa SAPI, 6.99%, 2/20/32(1)(2)	200,000	155,320
Celanese US Holdings LLC, 5.90%, 7/5/24	490,000	493,862
Tronox, Inc., 4.625%, 3/15/29(1)	415,000	345,733
		994,915
Construction and Engineering — 0.4%
IHS Netherlands Holdco BV, 8.00%, 9/18/27	550,000	505,253
Consumer Finance — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	295,000	250,962
Capital One Financial Corp., VRN, 4.99%, 7/24/26	91,000	90,916
Navient Corp., 5.50%, 1/25/23	319,000	317,773
		659,651
Containers and Packaging — 0.3%
Sealed Air Corp., 5.00%, 4/15/29(1)	375,000	356,921
Diversified Financial Services — 0.4%
Block Financial LLC, 3.875%, 8/15/30	312,000	284,141
Corebridge Financial, Inc., 3.85%, 4/5/29(1)	28,000	25,806
Corebridge Financial, Inc., VRN, 6.875%, 12/15/52(1)	170,000	164,493
		474,440
Diversified Telecommunication Services — 1.7%
AT&T, Inc., 4.50%, 5/15/35	160,000	150,466
Cogent Communications Group, Inc., 7.00%, 6/15/27(1)	600,000	574,128
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	625,000	555,473
Telecom Italia SpA, 5.30%, 5/30/24(1)	665,000	640,934
		1,921,001
Electric Utilities — 0.8%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	430,000	366,044
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	753,511	570,445
		936,489
Electronic Equipment, Instruments and Components — 0.3%
Sensata Technologies BV, 5.875%, 9/1/30(1)	300,000	293,622
Entertainment — 0.7%
Magallanes, Inc., 3.76%, 3/15/27(1)	145,000	135,509
Magallanes, Inc., 5.14%, 3/15/52(1)	157,000	125,918
Netflix, Inc., 5.875%, 11/15/28	305,000	309,182
Take-Two Interactive Software, Inc., 4.00%, 4/14/32	221,000	204,002
		774,611
Equity Real Estate Investment Trusts (REITs) — 2.7%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/23	535,000	535,620
Duke Realty LP, 3.25%, 6/30/26	290,000	277,196
EPR Properties, 4.75%, 12/15/26	188,000	177,184
EPR Properties, 4.95%, 4/15/28	89,000	81,787
57

Multisector Income ETF
	Principal Amount	Value
iStar, Inc., 4.75%, 10/1/24	$67,000	$67,113
National Retail Properties, Inc., 4.30%, 10/15/28	595,000	569,830
SBA Tower Trust, 3.45%, 3/15/48(1)	246,000	244,906
VICI Properties LP, 4.375%, 5/15/25	385,000	376,440
VICI Properties LP / VICI Note Co., Inc., 3.875%, 2/15/29(1)	590,000	525,544
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	320,000	281,811
		3,137,431
Food and Staples Retailing — 0.4%
United Natural Foods, Inc., 6.75%, 10/15/28(1)(2)	505,000	485,876
Food Products — 0.1%
US Foods, Inc., 4.75%, 2/15/29(1)	70,000	62,474
Health Care Equipment and Supplies — 0.2%
Medline Borrower LP, 3.875%, 4/1/29(1)	285,000	241,894
Health Care Providers and Services — 0.8%
Centene Corp., 3.375%, 2/15/30	390,000	334,969
Owens & Minor, Inc., 6.625%, 4/1/30(1)	310,000	286,806
Tenet Healthcare Corp., 6.125%, 10/1/28(1)(2)	257,000	236,122
		857,897
Health Care Technology — 0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25(1)(2)	283,000	279,971
Hotels, Restaurants and Leisure — 1.7%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)(2)	135,000	108,756
Carnival Corp., 5.75%, 3/1/27(1)	165,000	128,519
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	380,000	352,522
Penn Entertainment, Inc., 4.125%, 7/1/29(1)(2)	735,000	594,670
Scientific Games International, Inc., 7.25%, 11/15/29(1)	450,000	443,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)(2)	405,000	365,995
		1,993,712
Household Durables — 0.1%
Safehold Operating Partnership LP, 2.85%, 1/15/32	211,000	167,282
Insurance — 0.3%
Sammons Financial Group, Inc., 4.75%, 4/8/32(1)	47,000	41,317
SBL Holdings, Inc., VRN, 6.50%, 11/13/26(1)	403,000	316,355
		357,672
Internet and Direct Marketing Retail — 0.1%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	154,198
IT Services — 0.2%
Fidelity National Information Services, Inc., 5.10%, 7/15/32	264,000	263,262
Media — 2.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)(2)	305,000	296,612
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	355,000	325,315
DISH DBS Corp., 5.25%, 12/1/26(1)	335,000	277,212
iHeartCommunications, Inc., 8.375%, 5/1/27	250,000	220,500
Paramount Global, VRN, 6.25%, 2/28/57	430,000	397,750
Paramount Global, VRN, 6.375%, 3/30/62	415,000	382,484
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	736,000	600,385
VTR Finance NV, 6.375%, 7/15/28(1)	800,000	361,159
		2,861,417
58

Multisector Income ETF
	Principal Amount	Value
Metals and Mining — 1.2%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)(2)	$445,000	$392,993
ATI, Inc., 4.875%, 10/1/29	295,000	264,304
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	530,000	471,369
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	233,675
		1,362,341
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	464,000	451,880
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	413,000	350,525
Starwood Property Trust, Inc., 4.375%, 1/15/27(1)	394,000	351,147
		1,153,552
Multi-Utilities — 0.4%
Sempra Energy, VRN, 4.125%, 4/1/52(2)	540,000	454,702
Multiline Retail — 0.1%
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)(2)	85,000	72,791
Oil, Gas and Consumable Fuels — 5.6%
Antero Resources Corp., 5.375%, 3/1/30(1)(2)	565,000	532,541
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	405,000	403,698
Callon Petroleum Co., 7.50%, 6/15/30(1)	150,000	138,919
Comstock Resources, Inc., 5.875%, 1/15/30(1)	560,000	513,046
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	565,000	519,784
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	380,000	376,217
Geopark Ltd., 5.50%, 1/17/27(1)	800,000	696,049
Holly Energy Partners LP / Holly Energy Finance Corp., 6.375%, 4/15/27(1)	225,000	220,167
MEG Energy Corp., 5.875%, 2/1/29(1)	645,000	600,750
Occidental Petroleum Corp., 6.375%, 9/1/28	520,000	543,790
Occidental Petroleum Corp., 6.125%, 1/1/31(2)	384,000	399,624
Petroleos Mexicanos, 3.50%, 1/30/23	300,000	297,840
Petroleos Mexicanos, 6.875%, 8/4/26	535,000	501,274
Petroleos Mexicanos, 6.70%, 2/16/32	85,000	66,470
Southwestern Energy Co., 5.375%, 3/15/30	650,000	610,129
		6,420,298
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom, Inc., 4.00%, 4/15/29(1)	208,000	192,830
Qorvo, Inc., 4.375%, 10/15/29	156,000	137,911
		330,741
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc., 3.25%, 8/8/29	300,000	287,100
Condor Merger Sub, Inc., 7.375%, 2/15/30(1)(2)	570,000	476,605
Dell International LLC / EMC Corp., 6.02%, 6/15/26	270,000	280,573
		1,044,278
Thrifts and Mortgage Finance — 0.5%
Freedom Mortgage Corp., 8.25%, 4/15/25(1)	41,000	35,528
Nationwide Building Society, 4.85%, 7/27/27(1)	497,000	493,833
		529,361
Wireless Telecommunication Services — 1.4%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	600,000	483,552
59

Multisector Income ETF
		Principal Amount	Value
Sprint Corp., 7.125%, 6/15/24		$285,000	$294,613
Sprint Corp., 7.625%, 2/15/25		830,000	869,433
			1,647,598
TOTAL CORPORATE BONDS (Cost $48,706,173)			44,239,697
U.S. TREASURY SECURITIES — 18.4%
U.S. Treasury Notes, 0.875%, 1/31/24		7,975,000	7,688,087
U.S. Treasury Notes, 1.50%, 2/29/24		900,000	874,336
U.S. Treasury Notes, 2.50%, 5/31/24		3,050,000	2,999,901
U.S. Treasury Notes, 1.00%, 12/15/24(3)		4,515,000	4,270,908
U.S. Treasury Notes, 1.125%, 1/15/25		800,000	757,313
U.S. Treasury Notes, 2.625%, 4/15/25		3,200,000	3,131,000
U.S. Treasury Notes, 2.875%, 6/15/25		1,400,000	1,376,922
TOTAL U.S. TREASURY SECURITIES (Cost $21,687,308)			21,098,467
ASSET-BACKED SECURITIES — 13.5%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)		400,000	339,144
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I SEQ, 4.19%, 6/5/49(1)		574,200	553,358
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)		469,291	377,271
CARS-DB4 LP, Series 2020-1A, Class A4, 3.19%, 2/15/50(1)		397,583	376,500
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)		100,000	92,382
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)		100,000	87,764
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A SEQ, 4.125%, 6/15/43(1)		314,227	282,920
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(1)		408,458	363,610
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		534,508	451,442
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	450,000	318,510
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	350,000	249,036
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.30%, 12/26/51(1)		$550,000	508,484
Diamond Issuer, Series 2021-1A, Class A SEQ, 2.31%, 11/20/51(1)		338,000	295,362
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		575,000	483,023
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II SEQ, 4.47%, 10/25/45(1)		188,500	183,000
Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2I SEQ, 4.12%, 7/25/48(1)		526,488	509,248
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2 SEQ, 3.67%, 10/25/49(1)		472,875	425,117
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2 SEQ, 4.25%, 3/25/52(1)		293,020	273,473
Falcon Aerospace Ltd., Series 2019-1, Class A SEQ, 3.60%, 9/15/39(1)		395,396	325,779
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(1)		600,000	520,010
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)		425,000	388,701
60

Multisector Income ETF
	Principal Amount	Value
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)	$294,639	$250,067
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)	359,468	316,200
MACH 1 Cayman Ltd., Series 2019-1, Class A SEQ, 3.47%, 10/15/39(1)	293,921	265,787
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)	682,725	581,204
NP SPE II LLC, Series 2019-1A, Class A1 SEQ, 2.57%, 9/20/49(1)	442,026	418,476
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A SEQ, 3.97%, 6/15/44(1)	419,651	384,312
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(1)	750,000	656,515
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)	261,000	226,874
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)	445,000	391,485
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(1)	200,000	172,721
Sabey Data Center Issuer LLC, Series 2021-1, Class A2 SEQ, 1.88%, 6/20/46(1)	323,000	281,148
SAPPHIRE AVIATION FINANCE II Ltd., Series 2020-1A, Class A SEQ, 3.23%, 3/15/40(1)	192,357	167,040
ServiceMaster Funding LLC, Series 2020-1, Class A2I SEQ, 2.84%, 1/30/51(1)	197,000	162,870
ServiceMaster Funding LLC, Series 2020-1, Class A2II SEQ, 3.34%, 1/30/51(1)	410,745	322,939
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)	463,550	389,505
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2 SEQ, 4.54%, 2/25/44(1)	867,535	864,295
Start Ltd., Series 2018-1, Class A SEQ, 4.09%, 5/15/43(1)	629,618	561,782
Trinity Rail Leasing LP, Series 2009-1A, Class A SEQ, 6.66%, 11/16/39(1)	187,655	186,334
Vantage Data Centers Issuer LLC, Series 2018-2A, Class A2 SEQ, 4.20%, 11/15/43(1)	356,125	351,061
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2 SEQ, 1.65%, 9/15/45(1)	308,000	275,214
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)	425,000	383,028
Wingstop Funding LLC, Series 2020-1A, Class A2 SEQ, 2.84%, 12/5/50(1)	497,500	426,560
TOTAL ASSET-BACKED SECURITIES (Cost $17,081,619)		15,439,551
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.7%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 6.7%
FHLMC, 2.50%, 10/1/50	460,499	412,855
FNMA, 4.00%, 3/1/50	897,956	887,156
FNMA, 4.00%, 3/1/51	886,094	874,909
FNMA, 4.00%, 3/1/51	744,915	734,332
FNMA, 2.50%, 12/1/51	462,201	413,436
FNMA, 3.50%, 12/1/51	1,187,715	1,133,133
FNMA, 2.50%, 3/1/52	1,848,258	1,659,894
UMBS, 3.50%,TBA	1,680,000	1,601,119
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $7,854,939)		7,716,834
61

Multisector Income ETF
	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.5%
BDS Ltd., Series 2020-FL6, Class E, VRN, 5.37%, (30-day average SOFR plus 3.36%), 9/15/35(1)	$243,000	$231,932
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.67%, 3/11/44(1)	400,000	318,969
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 4.39%, (1-month LIBOR plus 2.00%), 9/15/36(1)	400,000	381,819
BX Trust, Series 2021-ARIA, Class G, VRN, 5.53%, (1-month LIBOR plus 3.14%), 10/15/36(1)	314,000	291,123
BXHPP Trust, Series 2021-FILM, Class D, VRN, 3.89%, (1-month LIBOR plus 1.50%), 8/15/36(1)	300,000	277,423
BXHPP Trust, Series 2021-FILM, Class E, VRN, 4.39%, (1-month LIBOR plus 2.00%), 8/15/36(1)	250,000	229,285
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 4.54%, (1-month LIBOR plus 2.15%), 5/15/36(1)	478,000	466,715
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 4.02%, (1-month LIBOR plus 1.63%), 12/15/36(1)	253,000	243,947
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A SEQ, 4.13%, 7/5/31(1)	282,000	276,699
Life Mortgage Trust, Series 2021-BMR, Class F, VRN, 4.74%, (1-month LIBOR plus 2.35%), 3/15/38(1)	237,879	226,234
Med Trust, Series 2021-MDLN, Class F, VRN, 6.39%, (1-month LIBOR plus 4.00%), 11/15/38(1)	371,450	349,034
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, VRN, 4.91%, (1-month SOFR plus 2.61%), 7/15/36(1)	400,000	382,546
MHP Trust, Series 2022-MHIL, Class D, VRN, 3.92%, (1-month SOFR plus 1.61%), 1/15/27(1)	504,000	477,668
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, VRN, 4.99%, (1-month LIBOR plus 2.60%), 11/15/34(1)	290,000	284,760
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 3.89%, (1-month LIBOR plus 1.50%), 1/15/36(1)	229,000	217,547
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 4.69%, (1-month LIBOR plus 2.25%), 4/25/38(1)	400,000	382,662
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 4.34%, (1-month LIBOR plus 1.90%), 7/25/36(1)	350,000	328,249
Shelter Growth Issuer Ltd., Series 2022-FL4, Class A, VRN, 4.60%, (1-month SOFR plus 2.30%), 6/17/37(1)	322,000	318,827
SMRT, Series 2022-MINI, Class F, VRN, 5.66%, (1-month SOFR plus 3.35%), 1/15/39(1)	596,000	552,051
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,568,029)		6,237,490
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.3%
Private Sponsor Collateralized Mortgage Obligations — 4.2%
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	215,731	208,931
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	600,000	456,880
Arroyo Mortgage Trust, Series 2019-1, Class M1, VRN, 4.12%, 1/25/49(1)	590,000	542,072
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 5.34%, (1-month LIBOR plus 2.90%), 4/25/28(1)	369,141	370,437
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 4.39%, (1-month LIBOR plus 1.95%), 7/25/29(1)	300,000	297,797
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class M1, VRN, 2.84%, 2/25/50(1)	400,000	351,065
62

Multisector Income ETF
	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2021-NQM1, Class M1, VRN, 2.13%, 5/25/65(1)	$624,000	$520,629
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	584,971	420,541
Home RE Ltd., Series 2022-1, Class M1A, VRN, 5.03%, (30-day average SOFR plus 2.85%), 10/25/34(1)	125,000	126,405
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 4.03%, (30-day average SOFR plus 1.85%), 11/25/31(1)	600,155	597,772
Traingle Re Ltd., Series 2021-1, Class M1C, VRN, 5.84%, (1-month LIBOR plus 3.40%), 8/25/33(1)	265,204	265,592
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 4.08%, (30-day average SOFR plus 1.90%), 2/25/34(1)	250,000	249,150
Triangle Re Ltd., Series 2021-2, Class M1A, VRN, 4.49%, (1-month LIBOR plus 2.05%), 10/25/33(1)	253,196	252,819
Verus Securitization Trust, Series 2021-R1, Class M1 SEQ, 2.34%, 10/25/63(1)	150,000	131,601
		4,791,691
U.S. Government Agency Collateralized Mortgage Obligations — 1.1%
FHLMC, Series 2017-HRP1, Class M2, VRN, 4.89%, (1-month LIBOR plus 2.45%), 12/25/42	212,383	212,484
FHLMC, Series 2020-HQA4, Class M2, VRN, 5.59%, (1-month LIBOR plus 3.15%), 9/25/50(1)	469,441	470,830
FHLMC, Series 2022-DNA3, Class M1A, VRN, 4.18%, (30-day average SOFR plus 2.00%), 4/25/42(1)	281,363	282,950
FNMA, Series 2022-R03, Class 1M1, VRN, 4.28%, (30-day average SOFR plus 2.10%), 3/25/42(1)	262,208	262,228
		1,228,492
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,462,133)		6,020,183
COLLATERALIZED LOAN OBLIGATIONS — 5.2%
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 6.38%, (3-month LIBOR plus 3.60%), 7/25/29(1)	500,000	479,253
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 5.31%, (3-month LIBOR plus 2.80%), 1/15/29(1)	350,000	322,321
CIFC Funding Ltd., Series 2016-1A, Class D2RR, VRN, 6.98%, (3-month LIBOR plus 4.25%), 10/21/31(1)	600,000	554,898
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 6.36%, (3-month LIBOR plus 3.65%), 7/20/30(1)	500,000	478,967
Deer Creek CLO Ltd., Series 2017-1A, Class D, VRN, 5.66%, (3-month LIBOR plus 2.95%), 10/20/30(1)	800,000	739,540
Greystone CRE Notes Ltd., Series 2019-FL2, Class D, VRN, 4.79%, (1-month LIBOR plus 2.40%), 9/15/37(1)	197,000	191,566
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 7.11%, (3-month LIBOR plus 4.35%), 1/22/28(1)	475,000	428,134
Marathon CLO V Ltd., Series 2013-5A, Class A1R, VRN, 3.85%, (3-month LIBOR plus 0.87%), 11/21/27(1)	234,163	233,518
MF1 Ltd., Series 2020-FL4, Class D, VRN, 6.51%, (1-month SOFR plus 4.21%), 11/15/35(1)	585,000	580,855
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 4.74%, (3-month LIBOR plus 2.00%), 7/19/30(1)	300,000	286,468
Sound Point CLO Ltd., Series 2014-3RA, Class C, VRN, 5.03%, (3-month LIBOR plus 2.25%), 10/23/31(1)	500,000	469,025
Symphony CLO XIV Ltd., Series 2014-14A, Class CR, VRN, 4.58%, (3-month LIBOR plus 2.10%), 7/14/26(1)	500,000	495,427
TICP CLO I-2 Ltd., Series 2018-IA, Class C, VRN, 5.81%, (3-month LIBOR plus 3.04%), 4/26/28(1)	350,000	339,475
63

Multisector Income ETF
	Principal Amount/Shares	Value
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 5.11%, (3-month LIBOR plus 2.40%), 9/15/30(1)	$350,000	$335,663
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,202,184)		5,935,110
PREFERRED STOCKS — 4.2%
Banks — 2.6%
Banco Mercantil del Norte SA, 8.375%(1)	400,000	389,054
Barclays PLC, 4.375%	475,000	357,553
BNP Paribas SA, 7.75%(1)	210,000	210,315
ING Groep NV, 3.875%	570,000	424,724
JPMorgan Chase & Co., 4.60%	1,415,000	1,247,322
PNC Financial Services Group, Inc., 3.40%	375,000	303,938
		2,932,906
Capital Markets — 0.4%
Bank of New York Mellon Corp., 3.75%	545,000	460,482
Insurance — 0.4%
Allianz SE, 3.20%(1)	585,000	447,037
Trading Companies and Distributors — 0.8%
Air Lease Corp., 4.125%	526,000	396,472
Aircastle Ltd., 5.25%(1)	685,000	541,174
		937,646
TOTAL PREFERRED STOCKS (Cost $5,794,033)		4,778,071
BANK LOAN OBLIGATIONS(4) — 1.3%
Media — 0.6%
Directv Financing, LLC, Term Loan, 7.52%, (1-month LIBOR plus 5.00%), 8/2/27	$652,750	626,313
Pharmaceuticals — 0.4%
Jazz Financing Lux S.a.r.l., USD Term Loan, 6.02%, (1-month LIBOR plus 3.50%), 5/5/28	496,241	487,688
Technology Hardware, Storage and Peripherals — 0.3%
McAfee Corp., 2022 USD Term Loan B, 6.16%, (1-month SOFR plus 3.75%), 3/1/29	355,000	337,916
TOTAL BANK LOAN OBLIGATIONS (Cost $1,506,371)		1,451,917
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.1%
Colombia — 0.1%
Colombia Government International Bond, 6.125%, 1/18/41	200,000	160,546
South Africa — 0.7%
Republic of South Africa Government International Bond, 5.875%, 6/22/30	800,000	752,016
Trinidad and Tobago — 0.3%
Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	400,000	398,356
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,478,226)		1,310,918
SHORT-TERM INVESTMENTS — 4.6%
Money Market Funds — 4.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,612,850	1,612,850
64

Multisector Income ETF
	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(5)	3,709,125	$3,709,125
TOTAL SHORT-TERM INVESTMENTS (Cost $5,321,975)		5,321,975
TOTAL INVESTMENT SECURITIES — 104.5% (Cost $128,662,990)		119,550,213
OTHER ASSETS AND LIABILITIES — (4.5)%		(5,187,524)
TOTAL NET ASSETS — 100.0%		$114,362,689

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	52	December 2022	$10,833,063	$(7,570)
U.S. Treasury 5-Year Notes	18	December 2022	1,994,766	(2,220)
U.S. Treasury 10-Year Notes	9	December 2022	1,052,156	(1,916)
U.S. Treasury 10-Year Ultra Notes	28	December 2022	3,505,250	(14,994)
			$17,385,235	$(26,700)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	17	December 2022	$2,309,344	$3,295
U.S. Treasury Ultra Bonds	2	December 2022	299,000	564
			$2,608,344	$3,859
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$2,668,050	$(123,163)	$95,619	$(27,544)
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$2,277,000	(4,074)	9,013	4,939
					$(127,237)	$104,632	$(22,605)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

65

Multisector Income ETF

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $57,915,365, which represented 50.6% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,579,726. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $690,535.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,709,125.

See Notes to Financial Statements.
66

AUGUST 31, 2022

Select High Yield ETF
	Principal Amount	Value
CORPORATE BONDS — 94.8%
Aerospace and Defense — 1.7%
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	$50,000	$48,985
TransDigm, Inc., 6.25%, 3/15/26(1)	125,000	122,965
TransDigm, Inc., 6.375%, 6/15/26	75,000	72,090
TransDigm, Inc., 7.50%, 3/15/27	50,000	48,819
TransDigm, Inc., 5.50%, 11/15/27	200,000	180,243
TransDigm, Inc., 4.875%, 5/1/29	50,000	42,487
		515,589
Air Freight and Logistics — 0.2%
Western Global Airlines LLC, 10.375%, 8/15/25(1)	50,000	45,623
Airlines — 1.6%
Air Canada, 3.875%, 8/15/26(1)	50,000	44,684
American Airlines, Inc., 11.75%, 7/15/25(1)	150,000	165,943
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	75,000	71,449
Delta Air Lines, Inc., 7.00%, 5/1/25(1)	75,000	77,699
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	50,000	45,708
United Airlines, Inc., 4.375%, 4/15/26(1)	50,000	45,655
United Airlines, Inc., 4.625%, 4/15/29(1)	50,000	43,938
		495,076
Auto Components — 1.8%
Adient Global Holdings Ltd., 4.875%, 8/15/26(1)	200,000	185,337
Clarios Global LP, 6.75%, 5/15/25(1)	50,000	49,803
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	75,000	78,468
Goodyear Tire & Rubber Co., 5.00%, 5/31/26(2)	75,000	72,466
Patrick Industries, Inc., 4.75%, 5/1/29(1)	50,000	41,005
Tenneco, Inc., 5.00%, 7/15/26(2)	125,000	119,554
		546,633
Automobiles — 2.5%
Ford Motor Co., 9.00%, 4/22/25	75,000	84,004
Ford Motor Co., 3.25%, 2/12/32	50,000	39,125
Ford Motor Co., 6.10%, 8/19/32	50,000	48,758
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	200,000	189,198
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	200,000	176,320
Ford Motor Credit Co. LLC, 5.11%, 5/3/29(2)	200,000	185,092
PM General Purchaser LLC, 9.50%, 10/1/28(1)	50,000	43,387
		765,884
Beverages — 0.1%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)	50,000	42,827
Building Products — 1.2%
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	125,000	99,935
Griffon Corp., 5.75%, 3/1/28	75,000	69,503
Masonite International Corp., 3.50%, 2/15/30(1)	50,000	40,472
PGT Innovations, Inc., 4.375%, 10/1/29(1)	50,000	42,370
Standard Industries, Inc., 4.375%, 7/15/30(1)	100,000	79,523
Standard Industries, Inc., 3.375%, 1/15/31(1)	50,000	36,724
		368,527
Capital Markets — 1.4%
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	50,000	42,627
67

Select High Yield ETF
	Principal Amount	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	$75,000	$71,445
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	75,000	72,029
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	125,000	113,878
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	50,000	41,814
MSCI, Inc., 3.625%, 9/1/30(1)	100,000	84,998
		426,791
Chemicals — 2.5%
Avient Corp., 5.75%, 5/15/25(1)	50,000	49,374
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	150,000	137,205
FXI Holdings, Inc., 12.25%, 11/15/26(1)	50,000	41,813
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	75,000	71,800
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	50,000	44,219
Olin Corp., 5.00%, 2/1/30(2)	50,000	45,437
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	50,000	42,964
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)	50,000	41,239
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)(2)	75,000	64,758
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	50,000	35,554
Tronox, Inc., 4.625%, 3/15/29(1)	50,000	41,655
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	125,000	115,766
WR Grace Holdings LLC, 5.625%, 8/15/29(1)	50,000	39,625
		771,409
Commercial Services and Supplies — 1.6%
ADT Security Corp., 4.125%, 8/1/29(1)	50,000	42,999
ADT Security Corp., 4.875%, 7/15/32(1)	75,000	62,849
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	75,000	70,313
Brink's Co., 4.625%, 10/15/27(1)(2)	75,000	67,602
Matthews International Corp., 5.25%, 12/1/25(1)	125,000	113,897
Metis Merger Sub LLC, 6.50%, 5/15/29(1)	50,000	43,074
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	50,000	43,093
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)(2)	50,000	44,081
		487,908
Communications Equipment — 0.2%
CommScope, Inc., 6.00%, 3/1/26(1)	75,000	70,972
Construction and Engineering — 0.5%
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	175,000	155,758
Construction Materials — 0.8%
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	181,793
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	75,000	68,147
		249,940
Consumer Finance — 1.7%
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(3)	150,000	121,614
Navient Corp., 7.25%, 9/25/23	70,000	70,234
Navient Corp., 5.875%, 10/25/24	50,000	48,081
Navient Corp., 6.75%, 6/25/25	50,000	48,321
Navient Corp., 5.50%, 3/15/29	50,000	40,575
68

Select High Yield ETF
	Principal Amount	Value
OneMain Finance Corp., 6.125%, 3/15/24	$75,000	$73,319
OneMain Finance Corp., 6.875%, 3/15/25	125,000	121,657
		523,801
Containers and Packaging — 1.9%
Ball Corp., 3.125%, 9/15/31(2)	50,000	40,568
Berry Global, Inc., 4.50%, 2/15/26(1)	75,000	72,111
Berry Global, Inc., 4.875%, 7/15/26(1)	50,000	48,742
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	125,000	121,163
OI European Group BV, 4.75%, 2/15/30(1)	50,000	40,552
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	150,000	149,280
Sealed Air Corp., 5.125%, 12/1/24(1)	75,000	74,360
TriMas Corp., 4.125%, 4/15/29(1)	50,000	43,951
		590,727
Distributors — 0.5%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)(2)	50,000	45,165
Performance Food Group, Inc., 5.50%, 10/15/27(1)	50,000	47,190
Performance Food Group, Inc., 4.25%, 8/1/29(1)	50,000	42,876
		135,231
Diversified Consumer Services — 0.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	39,000	37,103
Service Corp. International, 3.375%, 8/15/30	50,000	41,291
Service Corp. International, 4.00%, 5/15/31	50,000	42,826
		121,220
Diversified Financial Services — 0.5%
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	50,000	44,073
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	75,000	64,059
Paysafe Finance PLC / Paysafe Holdings US Corp., 4.00%, 6/15/29(1)(2)	50,000	37,442
		145,574
Diversified Telecommunication Services — 3.6%
Altice France SA, 5.125%, 7/15/29(1)	200,000	152,182
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	200,000	183,645
Embarq Corp., 8.00%, 6/1/36	75,000	58,399
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	100,000	83,247
Level 3 Financing, Inc., 3.625%, 1/15/29(1)	50,000	40,204
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	50,000	40,235
Lumen Technologies, Inc., 6.75%, 12/1/23	75,000	75,952
Lumen Technologies, Inc., 7.50%, 4/1/24	50,000	50,465
Lumen Technologies, Inc., 5.125%, 12/15/26(1)	75,000	64,904
Lumen Technologies, Inc., 4.50%, 1/15/29(1)	50,000	37,375
Sprint Capital Corp., 6.875%, 11/15/28	50,000	52,862
Sprint Capital Corp., 8.75%, 3/15/32	75,000	90,637
Telecom Italia Capital SA, 6.00%, 9/30/34	50,000	39,560
Telecom Italia Capital SA, 7.20%, 7/18/36	50,000	42,750
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	75,000	31,118
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	75,000	64,036
		1,107,571
Electric Utilities — 1.7%
FirstEnergy Corp., 4.40%, 7/15/27	50,000	47,440
FirstEnergy Corp., 5.35%, 7/15/47	50,000	46,062
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	75,000	70,014
69

Select High Yield ETF
	Principal Amount	Value
NRG Energy, Inc., 6.625%, 1/15/27	$50,000	$49,695
NRG Energy, Inc., 3.625%, 2/15/31(1)	50,000	39,778
PG&E Corp., 5.00%, 7/1/28(2)	50,000	44,485
PG&E Corp., 5.25%, 7/1/30	50,000	43,310
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	75,000	72,277
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	75,000	69,892
Vistra Operations Co. LLC, 4.375%, 5/1/29(1)	50,000	43,678
		526,631
Electrical Equipment — 0.5%
Atkore, Inc., 4.25%, 6/1/31(1)	75,000	63,099
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	25,000	25,035
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	50,000	50,476
		138,610
Electronic Equipment, Instruments and Components — 0.8%
Imola Merger Corp., 4.75%, 5/15/29(1)	150,000	127,535
Sensata Technologies, Inc., 4.375%, 2/15/30(1)	125,000	111,563
		239,098
Energy Equipment and Services — 1.3%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	50,000	46,944
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	75,000	68,369
Bristow Group, Inc., 6.875%, 3/1/28(1)	75,000	69,673
Nabors Industries, Inc., 7.375%, 5/15/27(1)(2)	50,000	48,335
Precision Drilling Corp., 6.875%, 1/15/29(1)	50,000	46,005
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	13,571	12,881
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	21,875	20,636
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	50,000	46,300
Weatherford International Ltd., 8.625%, 4/30/30(1)	50,000	45,283
		404,426
Entertainment — 0.9%
Cinemark USA, Inc., 5.875%, 3/15/26(1)(2)	50,000	44,433
Cinemark USA, Inc., 5.25%, 7/15/28(1)(2)	50,000	40,564
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)(2)	75,000	68,375
Playtika Holding Corp., 4.25%, 3/15/29(1)	50,000	42,716
WMG Acquisition Corp., 3.875%, 7/15/30(1)	50,000	43,078
WMG Acquisition Corp., 3.00%, 2/15/31(1)	50,000	39,778
		278,944
Equity Real Estate Investment Trusts (REITs) — 3.6%
CTR Partnership LP / CareTrust Capital Corp., 3.875%, 6/30/28(1)	50,000	42,428
Diversified Healthcare Trust, 9.75%, 6/15/25	37,000	36,417
Diversified Healthcare Trust, 4.375%, 3/1/31	50,000	34,382
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/26(1)	50,000	43,469
Iron Mountain, Inc., 5.25%, 3/15/28(1)	150,000	137,857
Iron Mountain, Inc., 4.875%, 9/15/29(1)	75,000	65,167
Iron Mountain, Inc., 4.50%, 2/15/31(1)	50,000	41,599
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29(2)	75,000	63,985
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 6/1/25(1)	75,000	75,795
70

Select High Yield ETF
	Principal Amount	Value
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	$50,000	$46,016
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	50,000	44,928
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	50,000	42,282
SBA Communications Corp., 3.875%, 2/15/27	125,000	114,033
Service Properties Trust, 4.35%, 10/1/24(2)	75,000	67,224
Service Properties Trust, 5.25%, 2/15/26	50,000	42,624
Service Properties Trust, 4.95%, 2/15/27	75,000	60,847
Service Properties Trust, 4.95%, 10/1/29	75,000	56,783
Service Properties Trust, 4.375%, 2/15/30(2)	50,000	36,706
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28(1)	50,000	41,849
		1,094,391
Food and Staples Retailing — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	50,000	45,687
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	50,000	47,703
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	50,000	41,153
		134,543
Food Products — 0.9%
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	50,000	48,232
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29(1)	12,000	12,436
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	75,000	75,135
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	75,000	73,979
Post Holdings, Inc., 5.75%, 3/1/27(1)	28,000	27,387
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	50,000	44,288
		281,457
Health Care Equipment and Supplies — 0.6%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	50,000	43,328
Medline Borrower LP, 3.875%, 4/1/29(1)	75,000	63,656
Medline Borrower LP, 5.25%, 10/1/29(1)(2)	100,000	84,164
		191,148
Health Care Providers and Services — 4.4%
Catalent Pharma Solutions, Inc., 3.50%, 4/1/30(1)	50,000	41,250
Centene Corp., 4.25%, 12/15/27	125,000	118,885
Centene Corp., 4.625%, 12/15/29	76,000	71,702
Centene Corp., 3.375%, 2/15/30	50,000	42,945
Centene Corp., 3.00%, 10/15/30	50,000	41,862
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	75,000	70,219
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	50,000	42,495
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)(2)	50,000	43,485
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	50,000	36,985
DaVita, Inc., 4.625%, 6/1/30(1)	150,000	120,940
DaVita, Inc., 3.75%, 2/15/31(1)	50,000	36,878
HCA, Inc., 5.375%, 2/1/25	75,000	75,807
HCA, Inc., 5.875%, 2/15/26	50,000	51,118
HCA, Inc., 5.375%, 9/1/26	75,000	75,301
HealthEquity, Inc., 4.50%, 10/1/29(1)	50,000	44,039
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	50,000	49,165
71

Select High Yield ETF
	Principal Amount	Value
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	$50,000	$43,109
Owens & Minor, Inc., 4.50%, 3/31/29(1)(2)	50,000	42,682
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	150,000	142,691
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	75,000	72,412
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	50,000	46,381
Tenet Healthcare Corp., 4.25%, 6/1/29(1)	50,000	43,205
		1,353,556
Hotels, Restaurants and Leisure — 8.1%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	50,000	44,782
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	125,000	101,602
Affinity Gaming, 6.875%, 12/15/27(1)(2)	125,000	108,734
Aramark Services, Inc., 6.375%, 5/1/25(1)	125,000	124,064
Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	50,000	48,885
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)(2)	50,000	40,280
Carnival Corp., 10.50%, 2/1/26(1)	75,000	77,347
Carnival Corp., 7.625%, 3/1/26(1)	75,000	63,953
Carnival Corp., 5.75%, 3/1/27(1)	175,000	136,308
Carnival Corp., 9.875%, 8/1/27(1)	50,000	50,254
Carnival Corp., 4.00%, 8/1/28(1)	50,000	41,750
Carnival Corp., 6.00%, 5/1/29(1)	150,000	113,906
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	75,000	65,491
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 7.00%, 8/15/28(1)	50,000	31,834
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	50,000	48,947
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/30	50,000	45,756
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	50,000	40,438
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29(1)	75,000	66,472
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 4.875%, 7/1/31(1)	50,000	41,342
Life Time, Inc., 8.00%, 4/15/26(1)(2)	50,000	44,218
MGM Resorts International, 6.75%, 5/1/25	100,000	100,068
MGM Resorts International, 4.75%, 10/15/28(2)	50,000	44,012
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	50,000	43,962
NCL Corp. Ltd., 3.625%, 12/15/24(1)(2)	75,000	65,105
NCL Corp. Ltd., 5.875%, 3/15/26(1)	50,000	40,500
NCL Finance Ltd., 6.125%, 3/15/28(1)	50,000	38,899
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)	50,000	37,005
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)(2)	50,000	35,016
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	50,000	50,108
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)(2)	25,000	19,387
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	75,000	63,932
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	50,000	34,067
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)(2)	150,000	113,439
Scientific Games International, Inc., 7.25%, 11/15/29(1)	50,000	49,250
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	50,000	45,074
Travel + Leisure Co., 6.625%, 7/31/26(1)	50,000	48,543
Travel + Leisure Co., 4.50%, 12/1/29(1)	50,000	40,718
Viking Cruises Ltd., 6.25%, 5/15/25(1)	75,000	67,098
72

Select High Yield ETF
	Principal Amount	Value
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	$75,000	$61,397
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)(2)	100,000	95,880
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 4/15/25(1)	50,000	49,919
		2,479,742
Household Durables — 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(1)	50,000	39,511
Beazer Homes USA, Inc., 6.75%, 3/15/25	75,000	72,105
Beazer Homes USA, Inc., 5.875%, 10/15/27	50,000	41,196
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.00%, 6/15/29(1)	75,000	59,763
Century Communities, Inc., 6.75%, 6/1/27	125,000	122,786
KB Home, 4.00%, 6/15/31	50,000	39,508
Mattamy Group Corp., 4.625%, 3/1/30(1)	50,000	40,585
Newell Brands, Inc., 4.45%, 4/1/26	75,000	70,633
Taylor Morrison Communities, Inc., 5.125%, 8/1/30(1)	50,000	42,974
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	50,000	41,155
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)(2)	50,000	38,561
Tri Pointe Homes, Inc., 5.25%, 6/1/27	75,000	68,560
		677,337
Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp., 5.25%, 6/1/26(1)	37,000	35,966
Calpine Corp., 4.50%, 2/15/28(1)	75,000	68,709
Calpine Corp., 5.125%, 3/15/28(1)	75,000	66,737
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	75,000	70,359
Sunnova Energy Corp., 5.875%, 9/1/26(1)(2)	50,000	46,210
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	50,000	45,899
		333,880
Insurance — 0.2%
Acrisure LLC / Acrisure Finance, Inc., 4.25%, 2/15/29(1)	75,000	63,731
Interactive Media and Services — 0.4%
Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	50,000	36,181
Twitter, Inc., 5.00%, 3/1/30(1)	50,000	47,187
Ziff Davis, Inc., 4.625%, 10/15/30(1)	50,000	42,707
		126,075
Internet and Direct Marketing Retail — 0.3%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	25,000	21,200
Match Group Holdings II LLC, 3.625%, 10/1/31(1)	50,000	39,179
Millennium Escrow Corp., 6.625%, 8/1/26(1)	50,000	40,654
		101,033
IT Services — 0.3%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	50,000	49,204
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	50,000	46,856
		96,060
Leisure Products — 0.2%
Mattel, Inc., 5.45%, 11/1/41(2)	50,000	46,016
Machinery — 0.3%
Hillenbrand, Inc., 3.75%, 3/1/31	50,000	42,406
Terex Corp., 5.00%, 5/15/29(1)(2)	50,000	44,805
		87,211
73

Select High Yield ETF
	Principal Amount	Value
Marine — 0.2%
Seaspan Corp., 5.50%, 8/1/29(1)	$75,000	$61,875
Media — 9.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	75,000	71,287
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	75,000	68,602
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	50,000	48,625
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	75,000	64,552
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	125,000	105,275
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	125,000	102,150
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32	150,000	121,909
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	100,000	78,629
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)(2)	50,000	44,845
CSC Holdings LLC, 6.50%, 2/1/29(1)	200,000	184,270
CSC Holdings LLC, 5.75%, 1/15/30(1)	250,000	194,019
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	125,000	114,547
DISH DBS Corp., 5.00%, 3/15/23	75,000	73,492
DISH DBS Corp., 7.75%, 7/1/26	75,000	59,223
DISH DBS Corp., 5.25%, 12/1/26(1)	75,000	62,062
DISH DBS Corp., 5.75%, 12/1/28(1)	25,000	19,244
DISH DBS Corp., 5.125%, 6/1/29	50,000	29,701
GCI LLC, 4.75%, 10/15/28(1)	50,000	45,130
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	125,000	123,451
Gray Television, Inc., 4.75%, 10/15/30(1)(2)	50,000	41,275
iHeartCommunications, Inc., 5.25%, 8/15/27(1)(2)	50,000	44,943
iHeartCommunications, Inc., 4.75%, 1/15/28(1)(2)	50,000	42,975
Lamar Media Corp., 3.75%, 2/15/28	50,000	44,922
Lamar Media Corp., 4.875%, 1/15/29(2)	50,000	46,500
Lamar Media Corp., 4.00%, 2/15/30	50,000	43,609
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	50,000	43,452
News Corp., 3.875%, 5/15/29(1)	75,000	65,396
Nexstar Media, Inc., 5.625%, 7/15/27(1)	50,000	47,669
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)(2)	100,000	91,669
Quebecor Media, Inc., 5.75%, 1/15/23	50,000	50,063
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)(2)	50,000	42,946
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	75,000	58,893
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	50,000	40,787
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	25,000	22,297
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	75,000	70,700
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	75,000	65,437
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	50,000	46,809
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	50,000	40,436
Univision Communications, Inc., 5.125%, 2/15/25(1)	75,000	72,540
Univision Communications, Inc., 6.625%, 6/1/27(1)	50,000	48,315
Videotron Ltd., 3.625%, 6/15/29(1)(2)	50,000	41,569
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(1)	200,000	178,138
		2,902,353
74

Select High Yield ETF
	Principal Amount	Value
Metals and Mining — 2.3%
Arconic Corp., 6.00%, 5/15/25(1)	$50,000	$49,187
Arconic Corp., 6.125%, 2/15/28(1)	50,000	47,021
ATI, Inc., 4.875%, 10/1/29	25,000	22,399
ATI, Inc., 5.125%, 10/1/31(2)	50,000	44,061
Carpenter Technology Corp., 6.375%, 7/15/28	50,000	47,874
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	25,000	22,234
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)(2)	50,000	43,735
Coeur Mining, Inc., 5.125%, 2/15/29(1)(2)	50,000	36,478
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	50,000	47,684
Freeport-McMoRan, Inc., 4.25%, 3/1/30	75,000	68,059
Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	50,000	44,082
IAMGOLD Corp., 5.75%, 10/15/28(1)	50,000	25,074
Novelis Corp., 4.75%, 1/30/30(1)	125,000	108,900
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	50,000	40,848
Taseko Mines Ltd., 7.00%, 2/15/26(1)(2)	50,000	41,324
		688,960
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)	50,000	43,579
Multiline Retail — 0.2%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)(2)	50,000	43,331
Oil, Gas and Consumable Fuels — 16.3%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	50,000	50,065
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	50,000	50,963
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	50,000	45,905
Apache Corp., 4.25%, 1/15/30(2)	50,000	45,234
Apache Corp., 5.10%, 9/1/40	75,000	63,836
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(1)	75,000	73,044
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 6/30/29(1)	50,000	45,105
Cheniere Energy Partners LP, 4.00%, 3/1/31	175,000	153,574
Cheniere Energy, Inc., 4.625%, 10/15/28	50,000	48,250
Citgo Holding, Inc., 9.25%, 8/1/24(1)(2)	50,000	49,890
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	50,000	48,687
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	50,000	47,660
CNX Resources Corp., 7.25%, 3/14/27(1)	75,000	74,587
Comstock Resources, Inc., 6.75%, 3/1/29(1)	50,000	47,812
Comstock Resources, Inc., 5.875%, 1/15/30(1)	50,000	45,808
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	50,000	48,259
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	50,000	46,270
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	125,000	123,306
DCP Midstream Operating LP, 5.375%, 7/15/25	125,000	125,476
DCP Midstream Operating LP, 5.125%, 5/15/29	75,000	73,196
DCP Midstream Operating LP, 3.25%, 2/15/32	50,000	42,091
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	50,000	46,781
EnLink Midstream LLC, 6.50%, 9/1/30(1)(2)	50,000	49,804
EnLink Midstream Partners LP, 4.85%, 7/15/26	75,000	73,887
75

Select High Yield ETF
	Principal Amount	Value
EnLink Midstream Partners LP, 5.60%, 4/1/44(2)	$75,000	$59,027
EnLink Midstream Partners LP, 5.45%, 6/1/47	75,000	57,380
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	50,000	48,294
EQM Midstream Partners LP, 6.50%, 7/1/27(1)(2)	50,000	48,353
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	50,000	43,134
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	50,000	43,333
EQT Corp., 3.90%, 10/1/27	75,000	71,095
EQT Corp., 7.00%, 2/1/30	50,000	53,571
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27(2)	125,000	118,671
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	50,000	46,426
Harvest Midstream I LP, 7.50%, 9/1/28(1)	75,000	71,071
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	75,000	73,268
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	50,000	46,514
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)(2)	50,000	45,394
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	50,000	46,627
ITT Holdings LLC, 6.50%, 8/1/29(1)	50,000	42,305
Laredo Petroleum, Inc., 9.50%, 1/15/25(2)	75,000	75,359
Matador Resources Co., 5.875%, 9/15/26	75,000	73,503
MEG Energy Corp., 7.125%, 2/1/27(1)	50,000	50,587
MEG Energy Corp., 5.875%, 2/1/29(1)	75,000	69,855
Murphy Oil Corp., 5.75%, 8/15/25	48,000	47,626
Murphy Oil Corp., 5.875%, 12/1/27	50,000	48,699
Murphy Oil Corp., 6.375%, 7/15/28(2)	50,000	49,306
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	75,000	68,727
Northern Oil and Gas, Inc., 8.125%, 3/1/28(1)	50,000	48,087
NuStar Logistics LP, 6.375%, 10/1/30(2)	50,000	45,572
Occidental Petroleum Corp., 5.50%, 12/1/25	50,000	51,411
Occidental Petroleum Corp., 3.40%, 4/15/26	50,000	48,073
Occidental Petroleum Corp., 8.50%, 7/15/27	75,000	84,092
Occidental Petroleum Corp., 6.375%, 9/1/28	50,000	52,288
Occidental Petroleum Corp., 8.875%, 7/15/30	75,000	87,720
Occidental Petroleum Corp., 6.625%, 9/1/30	50,000	53,485
Occidental Petroleum Corp., 6.125%, 1/1/31(2)	50,000	52,034
Occidental Petroleum Corp., 7.50%, 5/1/31	50,000	56,384
Occidental Petroleum Corp., 4.40%, 4/15/46	50,000	43,451
Occidental Petroleum Corp., 4.10%, 2/15/47	75,000	62,562
Parkland Corp., 5.875%, 7/15/27(1)(2)	50,000	48,370
Parkland Corp., 4.625%, 5/1/30(1)	50,000	43,007
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	50,000	44,969
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23(2)	75,000	75,086
Penn Virginia Holdings LLC, 9.25%, 8/15/26(1)	50,000	49,152
Range Resources Corp., 8.25%, 1/15/29	50,000	52,547
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	50,000	46,265
SM Energy Co., 6.75%, 9/15/26(2)	75,000	73,862
Southwestern Energy Co., 5.375%, 2/1/29	50,000	47,351
Southwestern Energy Co., 5.375%, 3/15/30	50,000	46,933
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	50,000	48,429
Sunoco LP / Sunoco Finance Corp., 4.50%, 4/30/30	50,000	42,731
76

Select High Yield ETF
	Principal Amount	Value
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	$50,000	$43,851
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)(2)	50,000	43,817
Talos Production, Inc., 12.00%, 1/15/26	50,000	53,045
Tap Rock Resources LLC, 7.00%, 10/1/26(1)	50,000	46,890
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27	50,000	51,503
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	125,000	122,042
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31	50,000	46,420
Teine Energy Ltd., 6.875%, 4/15/29(1)	50,000	45,730
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29(1)	100,000	87,390
Viper Energy Partners LP, 5.375%, 11/1/27(1)	75,000	71,924
Western Midstream Operating LP, 3.35%, 2/1/25	75,000	70,902
Western Midstream Operating LP, 5.50%, 2/1/50	75,000	65,040
		4,970,030
Personal Products — 0.3%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	50,000	46,234
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	50,000	43,042
		89,276
Pharmaceuticals — 0.9%
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	200,000	175,252
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	50,000	35,677
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)(4)	75,000	63,842
		274,771
Professional Services — 0.2%
ASGN, Inc., 4.625%, 5/15/28(1)	75,000	66,381
Real Estate Management and Development — 0.9%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	75,000	74,460
Forestar Group, Inc., 3.85%, 5/15/26(1)	50,000	42,557
Howard Hughes Corp., 5.375%, 8/1/28(1)	50,000	44,573
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.75%, 1/15/29(1)	50,000	39,250
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	75,000	56,511
		257,351
Road and Rail — 1.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)(2)	75,000	71,167
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	50,000	43,729
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	50,000	43,656
Hertz Corp., 5.00%, 12/1/29(1)	50,000	40,309
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	50,000	44,088
Uber Technologies, Inc., 4.50%, 8/15/29(1)	100,000	87,000
United Rentals North America, Inc., 4.875%, 1/15/28	50,000	46,797
United Rentals North America, Inc., 3.875%, 2/15/31	75,000	64,956
XPO Logistics, Inc., 6.25%, 5/1/25(1)(2)	34,000	34,438
		476,140
77

Select High Yield ETF
	Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.3%
ON Semiconductor Corp., 3.875%, 9/1/28(1)	$50,000	$44,685
Synaptics, Inc., 4.00%, 6/15/29(1)(2)	50,000	43,174
		87,859
Software — 2.4%
Camelot Finance SA, 4.50%, 11/1/26(1)	50,000	46,574
Castle US Holding Corp., 9.50%, 2/15/28(1)	75,000	59,017
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	50,000	45,597
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	50,000	44,785
GoTo Group, Inc., 5.50%, 9/1/27(1)	50,000	36,858
NCR Corp., 5.75%, 9/1/27(1)	50,000	48,162
NCR Corp., 5.125%, 4/15/29(1)	75,000	70,140
NCR Corp., 6.125%, 9/1/29(1)(2)	50,000	47,742
NCR Corp., 5.25%, 10/1/30(1)	75,000	69,376
Open Text Corp., 3.875%, 12/1/29(1)	75,000	60,576
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	50,000	40,319
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	50,000	39,583
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	75,000	71,158
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)(2)	50,000	38,588
		718,475
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	50,000	42,936
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	50,000	41,841
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	50,000	45,485
Bath & Body Works, Inc., 6.75%, 7/1/36	75,000	64,837
Ferrellgas LP / Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	50,000	43,575
Ferrellgas LP / Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	75,000	61,237
Gap, Inc., 3.875%, 10/1/31(1)	50,000	34,750
Lithia Motors, Inc., 3.875%, 6/1/29(1)	50,000	42,288
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	75,000	69,495
Sonic Automotive, Inc., 4.875%, 11/15/31(1)(2)	50,000	41,760
Staples, Inc., 7.50%, 4/15/26(1)	125,000	105,785
Staples, Inc., 10.75%, 4/15/27(1)(2)	50,000	36,825
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	50,000	44,161
		674,975
Technology Hardware, Storage and Peripherals — 0.4%
Seagate HDD Cayman, 3.375%, 7/15/31	50,000	39,169
Xerox Holdings Corp., 5.00%, 8/15/25(1)	50,000	46,443
Xerox Holdings Corp., 5.50%, 8/15/28(1)	50,000	43,808
		129,420
Thrifts and Mortgage Finance — 1.3%
Freedom Mortgage Corp., 8.125%, 11/15/24(1)	25,000	22,228
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	75,000	61,472
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	50,000	37,760
MGIC Investment Corp., 5.25%, 8/15/28	75,000	70,063
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	50,000	41,887
NMI Holdings, Inc., 7.375%, 6/1/25(1)	50,000	50,584
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	50,000	39,170
Radian Group, Inc., 4.875%, 3/15/27	50,000	46,645
78

Select High Yield ETF
	Principal Amount/Shares	Value
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)(2)	$50,000	$38,984
		408,793
Trading Companies and Distributors — 0.5%
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)(2)	50,000	41,941
Fly Leasing Ltd., 7.00%, 10/15/24(1)	75,000	41,358
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/1/25(1)	38,000	35,467
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/1/28(1)	50,000	42,625
		161,391
Wireless Telecommunication Services — 2.1%
Sprint Corp., 7.875%, 9/15/23	75,000	77,370
Sprint Corp., 7.125%, 6/15/24	125,000	129,216
T-Mobile USA, Inc., 2.25%, 2/15/26	50,000	46,013
T-Mobile USA, Inc., 3.375%, 4/15/29	100,000	90,212
T-Mobile USA, Inc., 3.50%, 4/15/31	50,000	44,348
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(1)(2)	200,000	162,000
Vodafone Group PLC, VRN, 7.00%, 4/4/79	75,000	77,582
		626,741
TOTAL CORPORATE BONDS (Cost $32,964,687)		28,902,651
PREFERRED STOCKS — 0.6%
Banks — 0.6%
Bank of America Corp., 6.25%	75,000	74,312
Citigroup, Inc., 4.70%	75,000	63,797
JPMorgan Chase & Co., 6.125%(2)	50,000	49,222
TOTAL PREFERRED STOCKS (Cost $210,185)		187,331
SHORT-TERM INVESTMENTS — 9.9%
Money Market Funds — 9.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	820,865	820,865
State Street Navigator Securities Lending Government Money Market Portfolio(5)	2,186,515	2,186,515
TOTAL SHORT-TERM INVESTMENTS (Cost $3,007,380)		3,007,380
TOTAL INVESTMENT SECURITIES — 105.3% (Cost $36,182,252)		32,097,362
OTHER ASSETS AND LIABILITIES — (5.3)%		(1,616,554)
TOTAL NET ASSETS — 100.0%		$30,480,808

79

Select High Yield ETF

NOTES TO SCHEDULE OF INVESTMENTS
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $19,796,550, which represented 64.9% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,120,899. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)The security's rate was paid in cash at the last payment date.
(4)Security is in default.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,199,995, which includes securities collateral of $13,480.

See Notes to Financial Statements.
80

Statements of Assets and Liabilities

AUGUST 31, 2022
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Assets
Investment securities, at value (cost of $152,358,472 and $290,252,114, respectively) — including $2,774,845 and $—, respectively of securities on loan	$143,724,636	$276,002,710
Investment made with cash collateral received for securities on loan, at value (cost of $2,858,788 and $—, respectively)	2,858,788	—
Total investment securities, at value (cost of $155,217,260 and $290,252,114, respectively)	146,583,424	276,002,710
Deposits with broker for futures contracts	112,780	—
Deposits with broker for swap agreements	173,301	—
Receivable for investments sold	—	349,161
Receivable for capital shares sold	—	2,490,550
Receivable for variation margin on swap agreements	4,378	—
Interest receivable	1,238,334	2,864,957
Securities lending receivable	1,898	—
	148,114,115	281,707,378

Liabilities
Payable for collateral received for securities on loan	2,858,788	—
Payable for investments purchased	1,529,867	5,195,383
Payable for variation margin on futures contracts	4,855	—
Accrued management fees	35,856	65,731
	4,429,366	5,261,114

Net Assets	$143,684,749	$276,446,264

Shares outstanding (unlimited number of shares authorized)	3,100,000	5,550,000

Net Asset Value Per Share	$46.35	$49.81

Net Assets Consist of:
Capital paid in	$161,607,250	$296,026,544
Distributable earnings	(17,922,501)	(19,580,280)
	$143,684,749	$276,446,264

See Notes to Financial Statements.
81

AUGUST 31, 2022
	Emerging Markets Bond ETF	Multisector Income ETF
Assets
Investment securities, at value (cost of $30,092,285 and $124,953,865, respectively) — including $248,687 and $3,579,726, respectively of securities on loan	$26,246,545	$115,841,088
Investment made with cash collateral received for securities on loan, at value (cost of $256,775 and $3,709,125, respectively)	256,775	3,709,125
Total investment securities, at value (cost of $30,349,060 and $128,662,990, respectively)	26,503,320	119,550,213
Cash	—	1,837
Receivable for variation margin on futures contracts	—	2,768
Receivable for variation margin on swap agreements	—	7,545
Swap agreements, at value (including net premiums paid (received) of $52,082 and $—, respectively)	70,398	—
Interest and dividends receivable	421,838	877,605
Securities lending receivable	163	2,431
	26,995,719	120,442,399

Liabilities
Payable for collateral received for securities on loan	256,775	3,709,125
Payable for investments purchased	17,593	2,335,833
Payable for variation margin on futures contracts	11,578	—
Swap agreements, at value (including net premiums paid (received) of $(5,697) and $—, respectively)	7,281	—
Accrued management fees	9,019	34,752
	302,246	6,079,710

Net Assets	$26,693,473	$114,362,689

Shares outstanding (unlimited number of shares authorized)	700,000	2,600,000

Net Asset Value Per Share	$38.13	$43.99

Net Assets Consist of:
Capital paid in	$33,698,320	$129,538,684
Distributable earnings	(7,004,847)	(15,175,995)
	$26,693,473	$114,362,689

See Notes to Financial Statements.
82

AUGUST 31, 2022
Select High Yield ETF
Assets
Investment securities, at value (cost of $33,995,737) — including $2,120,899 of securities on loan	$29,910,847
Investment made with cash collateral received for securities on loan, at value (cost of $2,186,515)	2,186,515
Total investment securities, at value (cost of $36,182,252)	32,097,362
Receivable for investments sold	102,733
Interest receivable	477,921
Securities lending receivable	1,299
32,679,315

Liabilities
Payable for collateral received for securities on loan	2,186,515
Accrued management fees	11,992
2,198,507

Net Assets	$30,480,808

Shares outstanding (unlimited number of shares authorized)	700,000

Net Asset Value Per Share	$43.54

Net Assets Consist of:
Capital paid in	$34,890,552
Distributable earnings	(4,409,744)
$30,480,808

See Notes to Financial Statements.
83

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $455 and $—, respectively)	$3,682,748	$4,267,122
Securities lending, net	12,193	—
	3,694,941	4,267,122

Expenses:
Management fees	433,785	622,038
Other expenses	1,584	—
	435,369	622,038

Net investment income (loss)	3,259,572	3,645,084

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,580,880)	(5,640,496)
Futures contract transactions	190,060	—
Swap agreement transactions	5,378	—
	(9,385,442)	(5,640,496)

Change in net unrealized appreciation (depreciation) on:
Investments	(10,073,336)	(18,763,216)
Futures contracts	14,387	—
Swap agreements	(8,801)	—
	(10,067,750)	(18,763,216)

Net realized and unrealized gain (loss)	(19,453,192)	(24,403,712)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,193,620)	$(20,758,628)

See Notes to Financial Statements.
84

YEAR ENDED AUGUST 31, 2022
	Emerging Markets Bond ETF	Multisector Income ETF
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $127 and $—, respectively)	$1,362,648	$4,335,462
Dividends	—	25,863
Securities lending, net	1,295	12,319
	1,363,943	4,373,644

Expenses:
Management fees	101,199	392,557
Other expenses	98	611
	101,297	393,168

Net investment income (loss)	1,262,646	3,980,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,576,515)	(7,443,578)
Futures contract transactions	(215,641)	527,939
Swap agreement transactions	471,342	217,551
Foreign currency translation transactions	—	(313)
	(3,320,814)	(6,698,401)

Change in net unrealized appreciation (depreciation) on:
Investments	(3,903,331)	(9,236,797)
Futures contracts	47	(34,076)
Swap agreements	16,732	104,632
Translation of assets and liabilities in foreign currencies	—	(8)
	(3,886,552)	(9,166,249)

Net realized and unrealized gain (loss)	(7,207,366)	(15,864,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,944,720)	$(11,884,174)

See Notes to Financial Statements.
85

PERIOD ENDED AUGUST 31, 2022
Select High Yield ETF(1)
Investment Income (Loss)
Income:
Interest	$1,186,595
Securities lending, net	5,229
1,191,824

Expenses:
Management fees	112,486

Net investment income (loss)	1,079,338

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(882,135)
Change in net unrealized appreciation (depreciation) on investments	(4,084,890)

Net realized and unrealized gain (loss)	(4,967,025)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,887,687)

(1)November 16, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
86

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Diversified Corporate Bond ETF		Diversified Municipal Bond ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$3,259,572	$2,479,982	$3,645,084	$1,833,319
Net realized gain (loss)	(9,385,442)	4,742,299	(5,640,496)	917,946
Change in net unrealized appreciation (depreciation)	(10,067,750)	(3,021,377)	(18,763,216)	2,060,753
Net increase (decrease) in net assets resulting from operations	(16,193,620)	4,200,904	(20,758,628)	4,812,018

Distributions to Shareholders
From earnings	(2,951,390)	(4,110,980)	(3,278,595)	(1,763,405)

Capital Share Transactions
Proceeds from shares sold	35,965,410	128,687,765	139,499,410	101,658,311
Payments for shares redeemed	(25,964,990)	(97,214,495)	(2,770,640)	(8,220,745)
Other capital	886	5,379	91,811	159,216
Net increase (decrease) in net assets from capital share transactions	10,001,306	31,478,649	136,820,581	93,596,782

Net increase (decrease) in net assets	(9,143,704)	31,568,573	112,783,358	96,645,395

Net Assets
Beginning of period	152,828,453	121,259,880	163,662,906	67,017,511
End of period	$143,684,749	$152,828,453	$276,446,264	$163,662,906

Transactions in Shares of the Funds
Sold	700,000	2,450,000	2,650,000	1,850,000
Redeemed	(500,000)	(1,850,000)	(50,000)	(150,000)
Net increase (decrease) in shares of the funds	200,000	600,000	2,600,000	1,700,000

See Notes to Financial Statements.
87

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Emerging Markets Bond ETF		Multisector Income ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$1,262,646	$150,980	$3,980,476	$259,604
Net realized gain (loss)	(3,320,814)	(3,632)	(6,698,401)	(111,081)
Change in net unrealized appreciation (depreciation)	(3,886,552)	56,075	(9,166,249)	135,255
Net increase (decrease) in net assets resulting from operations	(5,944,720)	203,423	(11,884,174)	283,778

Distributions to Shareholders
From earnings	(1,194,630)	(68,920)	(3,577,090)	(52,680)

Capital Share Transactions
Proceeds from shares sold	11,194,156	22,501,450	49,086,845	82,595,250
Payments for shares redeemed	—	—	(2,224,880)	—
Other capital	2,269	445	58,230	77,410
Net increase (decrease) in net assets from capital share transactions	11,196,425	22,501,895	46,920,195	82,672,660

Net increase (decrease) in net assets	4,057,075	22,636,398	31,458,931	82,903,758

Net Assets
Beginning of period	22,636,398	—	82,903,758	—
End of period	$26,693,473	$22,636,398	$114,362,689	$82,903,758

Transactions in Shares of the Funds
Sold	250,000	450,000	1,000,000	1,650,000
Redeemed	—	—	(50,000)	—
Net increase (decrease) in shares of the funds	250,000	450,000	950,000	1,650,000

(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
88

PERIOD ENDED AUGUST 31, 2022
Select High Yield ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,079,338
Net realized gain (loss)	(882,135)
Change in net unrealized appreciation (depreciation)	(4,084,890)
Net increase (decrease) in net assets resulting from operations	(3,887,687)

Distributions to Shareholders
From earnings	(1,026,610)

Capital Share Transactions
Proceeds from shares sold	44,736,315
Payments for shares redeemed	(9,346,900)
Other capital	5,690
Net increase (decrease) in net assets from capital share transactions	35,395,105

Net increase (decrease) in net assets	30,480,808

Net Assets
End of period	$30,480,808

Transactions in Shares of the Funds
Sold	900,000
Redeemed	(200,000)
Net increase (decrease) in shares of the funds	700,000

(1)November 16, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
89

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Corporate Bond ETF (Diversified Corporate Bond ETF), American Century Diversified Municipal Bond ETF (Diversified Municipal Bond ETF), American Century Emerging Markets Bond ETF (Emerging Markets Bond ETF), American Century Multisector Income ETF (Multisector Income ETF) and American Century Select High Yield ETF (Select High Yield ETF) (collectively, the funds) are five funds in a series issued by the trust. Diversified Corporate Bond ETF’s investment objective is to seek to provide current income. Diversified Municipal Bond ETF’s investment objective is to seek current income that is exempt from federal income tax. Emerging Markets Bond ETF's investment objective is to seek to provide current income and capital appreciation. Multisector Income ETF's investment objective is to seek to provide a high level of current income and total return. Select High Yield ETF's investment objective is to seek to provide high current income. Shares of each fund are listed for trading on the NYSE Arca, Inc. Emerging Markets Bond ETF and Multisector Income ETF incepted on June 29, 2021. Select High Yield ETF incepted on November 16, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

90

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

91

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

92

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Diversified Corporate Bond ETF
Corporate Bonds	$2,858,788	—	—	—	$2,858,788
Gross amount of recognized liabilities for securities lending transactions					$2,858,788

Emerging Markets Bond ETF
Corporate Bonds	$256,775	—	—	—	$256,775
Gross amount of recognized liabilities for securities lending transactions					$256,775

Multisector Income ETF
Corporate Bonds	$3,709,125	—	—	—	$3,709,125
Gross amount of recognized liabilities for securities lending transactions					$3,709,125

Select High Yield ETF
Corporate Bonds	$2,160,987	—	—	—	$2,160,987
Preferred Stocks	25,528	—	—	—	25,528
Total Borrowings	$2,186,515	—	—	—	$2,186,515
Gross amount of recognized liabilities for securities lending transactions					$2,186,515
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 39%, 74% and 66% of the shares of Diversified Corporate Bond ETF, Emerging Markets Bond ETF and Multisector Income ETF, respectively. ACIM owns 35% of the shares of Select High Yield ETF. Related parties do not invest in the funds for the purpose of exercising management or control.

ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for Select High Yield ETF. NCRAM is responsible for making investment recommendations for the fund, subject to the oversight of the Board of Trustees and general supervision of the investment advisor and in accordance with the investment objective, polices and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

93

The annual management fee for each fund is as follows:

Annual Management Fee
Diversified Corporate Bond ETF	0.29%
Diversified Municipal Bond ETF	0.29%
Emerging Markets Bond ETF	0.39%
Multisector Income ETF	0.35%
Select High Yield ETF	0.45%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF	Select High Yield ETF(1)
Purchases of U.S. Treasury and Government Agency obligations	$19,961,098	—	$1,924,293	$52,296,859	—
Purchases of other investment securities	$244,975,438	$154,812,985	$13,682,861	$123,687,444	$4,046,429
Total Purchases	$264,936,536	$154,812,985	$15,607,154	$175,984,303	$4,046,429

Sales of U.S. Treasury and Government Agency obligations	$18,978,510	—	$567,422	$28,774,093	—
Sales of other investment securities	$246,596,876	$94,880,934	$16,449,028	$130,987,546	$3,559,741
Total Sales	$265,575,386	$94,880,934	$17,016,450	$159,761,639	$3,559,741

(1)November 16, 2021 (fund inception) through August 31, 2022.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Diversified Corporate Bond ETF	$35,456,930	$25,518,371	$175,601
Diversified Municipal Bond ETF	$86,914,118	$2,589,011	$172,509
Emerging Markets Bond ETF	$10,441,993	—	—
Multisector Income ETF	$34,353,021	$1,141,309	$(49,978)
Select High Yield ETF(1)	$42,472,893	$8,578,172	$(504,553)
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)November 16, 2021 (fund inception) through August 31, 2022.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

94

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Diversified Corporate Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$136,991,428	—
U.S. Treasury Securities	—	2,953,860	—
Municipal Securities	—	441,073	—
Short-Term Investments	$6,197,063	—	—
	$6,197,063	$140,386,361	—
Other Financial Instruments
Futures Contracts	$14,645	—	—
Swap Agreements	—	$6,227	—
	$14,645	$6,227	—

Liabilities
Other Financial Instruments
Futures Contracts	$15,782	—	—

Diversified Municipal Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$268,883,123	—
Short-Term Investments	$7,119,587	—	—
	$7,119,587	$268,883,123	—

95

Emerging Markets Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$12,862,247	—
Sovereign Governments and Agencies	—	9,438,962	—
U.S. Treasury Securities	—	1,453,680	—
Preferred Stocks	—	557,379	—
Short-Term Investments	$2,191,052	—	—
	$2,191,052	$24,312,268	—
Other Financial Instruments
Futures Contracts	$2,586	—	—
Swap Agreements	—	$70,398	—
	$2,586	$70,398	—

Liabilities
Other Financial Instruments
Futures Contracts	$4,055	—	—
Swap Agreements	—	$7,281	—
	$4,055	$7,281	—

Multisector Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$44,239,697	—
U.S. Treasury Securities	—	21,098,467	—
Asset-Backed Securities	—	15,439,551	—
U.S. Government Agency Mortgage-Backed Securities	—	7,716,834	—
Commercial Mortgage-Backed Securities	—	6,237,490	—
Collateralized Mortgage Obligations	—	6,020,183	—
Collateralized Loan Obligations	—	5,935,110	—
Preferred Stocks	—	4,778,071	—
Bank Loan Obligations	—	1,451,917	—
Sovereign Governments and Agencies	—	1,310,918	—
Short-Term Investments	$5,321,975	—	—
	$5,321,975	$114,228,238	—
Other Financial Instruments
Futures Contracts	$3,859	—	—
Swap Agreements	—	$4,939	—
	$3,859	$4,939	—

Liabilities
Other Financial Instruments
Futures Contracts	$26,700	—	—
Swap Agreements	—	$27,544	—
	$26,700	$27,544	—

96

Select High Yield ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$28,902,651	—
Preferred Stocks	—	187,331	—
Short-Term Investments	$3,007,380	—	—
	$3,007,380	$29,089,982	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The funds' average notional amount to credit risk derivative instruments held during the period were as follows:

Diversified Corporate Bond ETF	$4,261,833
Emerging Markets Bond ETF	$1,440,500
Multisector Income ETF	$11,654,736

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

	Futures Contracts Purchased	Futures Contracts Sold
Diversified Corporate Bond ETF	$17,466,572	$17,651,391
Emerging Markets Bond ETF	$1,848,884	$3,943,736
Multisector Income ETF	$20,097,535	$9,345,696

97

Value of Derivative Instruments as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Diversified Corporate Bond ETF
Credit Risk	Receivable for variation margin on swap agreements*	$4,378	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$4,855
		$4,378		$4,855

Emerging Markets Bond ETF
Credit Risk	Swap agreements	$70,398	Swap agreements	$7,281
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	11,578
		$70,398		$18,859

Multisector Income ETF
Credit Risk	Receivable for variation margin on swap agreements*	$7,545	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	2,768	Payable for variation margin on futures contracts*	—
		$10,313		—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Diversified Corporate Bond ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$5,378	Change in net unrealized appreciation (depreciation) on swap agreements	$(8,801)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	190,060	Change in net unrealized appreciation (depreciation) on futures contracts	14,387
		$195,438		$5,586

Emerging Markets Bond ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$471,342	Change in net unrealized appreciation (depreciation) on swap agreements	$16,732
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(215,641)	Change in net unrealized appreciation (depreciation) on futures contracts	47
		$255,701		$16,779

Multisector Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$217,551	Change in net unrealized appreciation (depreciation) on swap agreements	$104,632
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	527,939	Change in net unrealized appreciation (depreciation) on futures contracts	(34,076)
		$745,490		$70,556

98

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The funds may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The funds may invest in high-yield and lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The majority of Emerging Markets Bond ETF and Multisector Income ETF are owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the funds, the funds may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the funds may be at risk.
A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
The novel coronavirus (COVID-19) pandemic has stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 (except as noted) were as follows:

	2022			2021
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Diversified Corporate Bond ETF	—	$2,951,390	—	—	$3,561,445	$549,535
Diversified Municipal Bond ETF	$3,278,595	—	—	$1,763,405	—	—
Emerging Markets Bond ETF	—	$1,194,630	—	—(1)	$ 68,920(1)	—(1)
Multisector Income ETF	—	$3,577,090	—	—(1)	$ 52,680(1)	—(1)
Select High Yield ETF(2)	—	$1,026,610	—	N/A	N/A	N/A
(1)June 29, 2021 (fund inception) through August 31, 2021.
(2)November 16, 2021 (fund inception) through August 31, 2022.

99

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF	Select High Yield ETF
Capital paid in	$175,601	$172,509	—	$(54,171)	$(504,553)
Distributable earnings	$(175,601)	$(172,509)	—	$54,171	$504,553

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF	Select High Yield ETF
Federal tax cost of investments	$155,237,298	$290,254,423	$30,556,872	$128,733,038	$36,182,252
Gross tax appreciation of investments	$21,686	$480,812	$47,000	$37,138	$8,653
Gross tax depreciation of investments	(8,675,560)	(14,732,525)	(4,100,552)	(9,219,963)	(4,093,543)
Net tax appreciation (depreciation) of investments	(8,653,874)	(14,251,713)	(4,053,552)	(9,182,825)	(4,084,890)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	19,909	—	20,474	152,437	—
Net tax appreciation (depreciation)	$(8,633,965)	$(14,251,713)	$(4,033,078)	$(9,030,388)	$(4,084,890)
Undistributed ordinary income	$395,860	—	$137,512	$569,947	$141,456
Undistributed exempt income	—	$561,916	—	—	—
Accumulated short-term capital losses	$(8,275,499)	$(4,713,606)	$(2,547,989)	$(6,715,554)	$(466,310)
Accumulated long-term capital losses	$(1,408,897)	$(1,176,877)	$(561,292)	—	—

For Diversified Corporate Bond ETF, Diversified Municipal Bond ETF, Emerging Markets Bond ETF and Multisector Income ETF, the difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts and unsettled interest on swap agreements. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Select High Yield ETF.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
100

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Corporate Bond ETF
2022	$52.70	1.08	(6.45)	(5.37)	(0.98)	—	(0.98)	0.00(4)	$46.35	(10.30)%	0.29%	2.18%	181%	$143,685
2021	$52.72	0.93	0.66	1.59	(1.39)	(0.22)	(1.61)	0.00(4)	$52.70	3.08%	0.29%	1.77%	182%	$152,828
2020	$51.38	1.28	1.47	2.75	(1.40)	(0.03)	(1.43)	0.02	$52.72	5.48%	0.29%	2.50%	174%	$121,260
2019	$48.77	1.67	2.45	4.12	(1.54)	—	(1.54)	0.03	$51.38	8.70%	0.39%	3.37%	35%	$64,334
2018(5)	$50.00	0.96	(1.41)	(0.45)	(0.82)	—	(0.82)	0.04	$48.77	(0.77)%	0.45%(6)	3.09%(6)	38%	$12,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)January 11, 2018 (fund inception) through August 31, 2018.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Municipal Bond ETF
2022	$55.48	0.89	(5.76)	(4.87)	(0.82)	0.02	$49.81	(8.82)%	0.29%	1.70%	46%	$276,446
2021	$53.61	1.00	1.83	2.83	(1.05)	0.09	$55.48	5.50%	0.29%	1.82%	14%	$163,663
2020	$53.37	1.19	0.11	1.30	(1.15)	0.09	$53.61	2.66%	0.29%	2.26%	23%	$67,018
2019(4)	$50.00	1.36	3.16	4.52	(1.25)	0.10	$53.37	9.42%	0.29%(5)	2.74%(5)	19%	$26,684

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Emerging Markets Bond ETF
2022	$50.30	2.13	(12.25)	(10.12)	(2.05)	0.00(4)	$38.13	(20.60)%	0.39%	4.87%	64%	$26,693
2021(5)	$50.00	0.36	0.11	0.47	(0.17)	0.00(4)	$50.30	0.95%	0.39%(6)	4.14%(6)	7%	$22,636

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)June 29, 2021 (fund inception) through August 31, 2021.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Multisector Income ETF
2022	$50.24	1.67	(6.41)	(4.74)	(1.53)	0.02	$43.99	(9.60)%	0.35%	3.55%	147%	$114,363
2021(4)	$50.00	0.27	0.02	0.29	(0.13)	0.08	$50.24	0.75%	0.35%(5)	3.08%(5)	75%	$82,904

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Select High Yield ETF
2022(4)	$50.00	1.58	(6.54)	(4.96)	(1.51)	0.01	$43.54	(10.04)%	0.45%(5)	4.32%(5)	12%	$30,481

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)November 16, 2021 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Diversified Corporate Bond ETF, American Century Diversified Municipal Bond ETF, American Century Emerging Markets Bond ETF, American Century Multisector Income ETF, and American Century Select High Yield ETF (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Diversified Corporate Bond ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, and 2019, and the period from January 11, 2018 (fund inception) through August 31, 2018
American Century Diversified Municipal Bond ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Emerging Markets Bond ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from June 29, 2021 (fund inception) through August 31, 2021
American Century Multisector Income ETF
American Century Select High Yield ETF	For the period November 16, 2021 (fund inception) through August 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

106

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
107

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
108

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

109

Approval of Management and Subadvisory Agreements
American Century Diversified Corporate Bond ETF
American Century Diversified Municipal Bond ETF
American Century Emerging Markets Bond ETF
American Century Multisector Income ETF

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

110

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Diversified Corporate Bond ETF and American Century Diversified Municipal Bond ETF was above each Fund's respective benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services
111

offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the American Century Diversified Corporate Bond ETF and American Century Multisector Income ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their peer expense group. The unified fee charged to shareholders of the American Century Diversified Municipal Bond ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of the American Century Emerging Markets Bond ETF was the lowest of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response
112

thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

113

American Century Select High Yield ETF

At a meeting held on June 2, 2022, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the investment subadvisory agreement pursuant to which Nomura Corporate Research and Asset Management, Inc. (the “Subadvisor”) acts as subadvisor to the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement and the subadvisory agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement and the subadvisory agreement, the Board’s review and evaluation of the services provided by the Advisor, the Advisor’s affiliates, and the Subadvisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates, the Subadvisor and certain other Fund service providers;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement and the subadvisory agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and independent counsel in connection with the approval. They
114

determined that the information was sufficient for them to evaluate the management agreement and the subadvisory agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement and subadvisory agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor and the Subadvisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor and the Subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and the Subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor and/or the Subadvisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor and the Subadvisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

115

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisor because the Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Board specifically noted that the subadvisory fee paid to the Subadvisor and the terms of the Subadvisory Agreement were subject to arms’ length negotiation between the Advisor and the Subadvisor and are paid by the Advisor out of its unified management fee. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the
116

Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement and the subadvisory agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement and subadvisory agreement should be renewed for an additional one-year period.
117

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

118

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.
119

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Diversified Municipal Bond ETF designates $3,278,595 as exempt interest dividends for the fiscal year ended August 31, 2022.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2022.

Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF	Select High Yield ETF
$2,307,529	—	$53,761	$2,330,492	$868,584

120

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96946 2210

Annual Report

August 31, 2022

American Century® Focused Dynamic Growth ETF (FDG)
American Century® Focused Large Cap Value ETF (FLV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Focused Dynamic Growth ETF (FDG)
Total Returns as of August 31, 2022		Average Annual Returns
	1 Year	Since Inception	Inception Date
Net Asset Value	-33.49%	16.42%	3/31/2020
Market Price	-33.45%	16.42%	3/31/2020
Russell 1000 Growth Index	-19.06%	20.82%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2022
Net Asset Value — $14,439

Russell 1000 Growth Index — $15,801

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He and Rene Casis.

Portfolio Manager Prabha Ram left American Century Investments after period-end.

Fund Strategy

American Century Focused Dynamic Growth ETF is an actively managed fund that seeks long-term capital growth. We look for liquid stocks of early and rapid stage growth companies we believe will increase in value over time. We make investment decisions based primarily on fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund invests primarily in securities of large-capitalization companies but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.

Performance Review

The fund returned -33.45% on a market price basis for its fiscal year ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -33.49%. For the same time period, the Russell 1000 Growth Index, the fund’s benchmark, returned -19.06%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Information Technology Stocks Detracted From Relative Performance

Our holdings in the information technology sector dominated the fund’s underperformance amid the period’s growth sell-off, as investors sold the stocks of many companies that rose during the pandemic. DocuSign was a significant detractor. The stock of this developer of software for online signatures and document management had been a leading contributor to performance in recent years. It was a beneficiary of the pandemic-driven work-from-home environment but offered disappointing guidance as that tailwind subsided. Other sector detractors included Okta. The company provides cloud-based software for online identity verification, a rapidly growing market with scope for tremendous innovation. The stock fell sharply after Okta reported a third-party data breach potentially affecting a number of corporate clients that it had failed to notify in a timely manner. The small- and micro-merchant digital payments company Block (formerly Square), a darling during the pandemic, suffered during the growth sell-off as first rising interest rates and later recessionary fears weighed on the stock. Additionally, Block’s focus on blockchain technology—which enables cryptocurrencies—hurt as crypto prices fell.

Other Detractors

Elsewhere, the online education provider Chegg reported disappointing earnings and enrollment figures, precipitating a sharp decline. We eliminated our holding. Netflix hampered relative performance. The streaming video service announced layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not materialized. Fund performance was also hurt by not owning some stocks that are benchmark components, including Apple. Despite supply chain struggles that have affected most electronics companies, Apple posted record sales and earnings, led by sales of the iPhone.

Consumer Staples Benefited Performance

Constellation Brands was a top contributor in the consumer staples sector. This innovative beer, wine and spirits beverage company reported quarterly revenue and earnings that beat expectations, driven by strength in its portfolio of beer brands.

Our positioning in the energy sector relative to the benchmark was helpful. Higher oil prices caused by rising demand benefited Cactus, which leases equipment to energy producers. The company is
4

gaining market share in niche capital equipment focused on shale oil well development by creating tools that are differentiated by their efficiency and safety.

Other top contributors came from a variety of sectors. The stock price of Tesla rose after the company reported better-than-expected quarterly earnings. The electric vehicle maker offered optimistic guidance but noted production headwinds due to supply chain disruptions and persistent lockdowns in China. We continue to view Tesla as an early stage growth company with significant competitive advantages relative to traditional automakers. Westinghouse Air Brake Technologies outperformed, aided by the strong results of its freight rail segment. The stock of Argenx, a Belgium-based biotechnology company, rose after it reported sales for Vyvgart that exceeded expectations. Vyvgart treats myasthenia gravis, a neuromuscular disorder. Our lack of exposure to PayPal Holdings benefited performance compared with the benchmark. The digital payment company’s stock price fell on slower growth, primarily due to losing its eBay account, but also because of difficult year-over-year comparisons as PayPal registered strong growth during the height of the pandemic.

Portfolio Positioning

The fund typically holds stakes in a relatively small number of companies in the early and rapid phases of growth. We seek companies that we believe are positioned for sustained, above-average growth over time driven by innovation. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. The portfolio’s holdings are concentrated among companies that we see as having good management teams producing very strong earnings growth and that have demonstrated their unique value proposition for customers. We believe these companies are well-positioned competitively going forward.

While this has been a difficult period for growth equities, we want to reassure you that we retain high conviction in our investment process and portfolio holdings. We acknowledge the challenging environment and are closely monitoring the fundamentals of our investments. But our long-term focus also leads us to look through the short-term noise. Indeed, we believe many enduring secular growth trends will persist, such as a shift to electric vehicles; aging global demographics intersecting with advancements in health care; companies shifting more of their expenditures to technology; and increased digitization of transactions, among many others. As such, we believe this period can create attractive opportunities for long-term investors willing to be patient with companies that we believe are poised to grow over time.

5

Fund Characteristics

AUGUST 31, 2022

Focused Dynamic Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Short-Term Investments	1.3%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
IT Services	12.2%
Software	10.2%
Internet and Direct Marketing Retail	9.0%
Automobiles	8.9%
Biotechnology	8.9%

6

Performance

Focused Large Cap Value ETF (FLV)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-4.41%	18.69%	3/31/2020
Market Price	-4.48%	18.69%	3/31/2020
Russell 1000 Value Index	-6.23%	20.91%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2022
Net Asset Value — $15,131

Russell 1000 Value Index — $15,830

Total Annual Fund Operating Expenses
0.42%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Phillip Davidson, Kevin Toney, Michael Liss, Brian Woglom, Adam Krenn, Philip Sundell and Rene Casis

Performance Summary

American Century Focused Large Cap Value ETF returned -4.48% on a market price basis over the 12-month period ending August 31, 2022. On a net asset value (NAV) basis, the fund returned -4.41%. The fund’s benchmark, the Russell 1000 Value Index, returned -6.23% during the same period. The fund’s market price and NAV returns reflect fees and operating expenses, but the index return does not.

The portfolio’s underweight and our choice of investments in the communication services sector positively impacted relative performance. In addition, several of our holdings in the financials sector helped drive the portfolio’s return relative to the benchmark, particularly in the insurance industry. On the other hand, security selection and an underweight in the energy sector detracted from results. Some of our positions in the health care sector also negatively impacted performance.

Communication Services and Financials Were Areas of Strength

During the reporting period, our bottom-up investment process resulted in an underweight to the communication services sector relative to the benchmark. This underweight, coupled with our security selection in the sector, positively impacted the portfolio’s relative performance. Notably, the portfolio’s underweight to The Walt Disney Co. was beneficial. Shares of this diversified global entertainment company experienced a sharp sell-off after the company reported Disney Plus subscriber numbers that came in below expectations. Later in the period, shares were pressured by a broad technology sell-off and investors’ concerns over direct-to-consumer business models. The portfolio also benefited from the lack of exposure to several of the benchmark’s names in the entertainment, media and interactive media and services industries. We avoided these names because they did not meet our investment criteria.

The financials sector was another area of strength, driven by the strong performance of several holdings in the insurance industry. Reinsurance Group of America was one of the portfolio’s top individual contributors. This global life and health reinsurance company reported strong financial results. Its core business performed well, and the impact from COVID-19 losses declined. Furthermore, investors expect earnings to rise over the next several years.

While the portfolio’s stock selection in the energy sector was negative overall, TotalEnergies (formerly named TOTAL), a large integrated energy company, was a key contributor to performance. Its shares rose as strong commodity prices increased the company’s free cash flow and earnings potential. Atmos Energy was another top contributor. This Texas-based utility company benefited from greater certainty about the recovery of costs stemming from extreme winter weather in 2021. Its shares were also buoyed by news of a peer being acquired at a significant premium to its market price.

Energy and Health Care Detracted

Rising commodity prices led to strong performance for many stocks in the energy sector. In turn, our lack of exposure to several of the benchmark’s energy names weighed on the portfolio’s relative results. More specifically, our avoidance of ConocoPhillips detracted. Shares of this oil and gas exploration and production company performed strongly after higher commodity prices led to financial results that were better than investors expected.

Security selection in the health care sector also detracted from results. Shares of Medtronic, a medical device company, were pressured by concerns about continued delays in elective procedures, a Food and Drug Administration warning letter regarding the company’s diabetes pumps and supply chain constraints. Zimmer Biomet Holdings, another medical device company,
8

was another key detractor. The pandemic weighed on its shares as patients deferred elective procedures.

Open Text and The Bank of New York Mellon were other key detractors. Shares of Open Text, an information technology company, declined after it provided 2023 earnings guidance that was slightly below expectations, driven by lower margins due to reinvestment in its cloud software. Also, investors became concerned that Open Text’s planned Micro Focus International acquisition may raise operational risk. Shares of The Bank of New York Mellon underperformed on concerns over reduced share repurchases. Furthermore, while we think rising interest rates should benefit this bank’s future earnings, rising rates acted as a near-term drag to capital levels due to higher unrealized losses on investment securities.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We have identified several opportunities in the consumer staples sector. Historically, many consumer staples companies have traded at a premium, but our analysis has led us to select companies in the sector that we believe are trading at a discount to the overall market. In addition, strong consumer demand for discretionary goods during the pandemic has shifted toward consumer staples due to soaring inflation and recession fears. In this uncertain environment, we believe companies that focus on consumer staples may hold up better than those focused on discretionary purchases.

Through our bottom-up process, we have also identified a number of companies in the health care sector that we believe offer attractive risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries. We believe long-term demographic trends support demand for the health care companies that we hold in our portfolio. Additionally, we expect our medical device holdings to benefit from an increase in elective procedures.

On the other hand, as of August 31, 2022, the portfolio did not hold any positions in the consumer discretionary sector. It has been difficult for us to find higher-quality consumer discretionary companies with durable business models. The portfolio also ended the period with an underweight in communication services relative to the benchmark, as many companies in the sector have relatively volatile business models and more leveraged balance sheets.
9

Fund Characteristics

AUGUST 31, 2022

Focused Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Short-Term Investments	1.6%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Insurance	12.1%
Pharmaceuticals	9.1%
Health Care Equipment and Supplies	9.0%
Oil, Gas and Consumable Fuels	6.9%
Electrical Equipment	4.8%
10

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Focused Dynamic Growth ETF
Actual	$1,000	$835.70	$2.08	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Focused Large Cap Value ETF
Actual	$1,000	$955.90	$2.07	0.42%
Hypothetical	$1,000	$1,023.09	$2.14	0.42%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
11

Schedules of Investments

AUGUST 31, 2022

Focused Dynamic Growth ETF
	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 0.6%
Rocket Lab USA, Inc.(1)	155,058	$852,819
Automobiles — 8.9%
Tesla, Inc.(1)	45,324	12,491,748
Beverages — 7.5%
Boston Beer Co., Inc., Class A(1)	5,363	1,807,760
Constellation Brands, Inc., Class A	35,630	8,766,761
		10,574,521
Biotechnology — 8.9%
Alnylam Pharmaceuticals, Inc.(1)	14,767	3,051,896
Argenx SE, ADR(1)	7,208	2,723,687
Ascendis Pharma A/S, ADR(1)	11,549	1,034,444
Blueprint Medicines Corp.(1)	15,014	1,099,325
Regeneron Pharmaceuticals, Inc.(1)	7,842	4,556,672
		12,466,024
Capital Markets — 5.9%
Intercontinental Exchange, Inc.	37,185	3,750,107
S&P Global, Inc.	13,052	4,596,654
		8,346,761
Electronic Equipment, Instruments and Components — 1.1%
Cognex Corp.	37,937	1,597,527
Energy Equipment and Services — 1.4%
Cactus, Inc., Class A	48,339	1,931,143
Entertainment — 0.4%
Netflix, Inc.(1)	2,455	548,840
Health Care Equipment and Supplies — 3.9%
Intuitive Surgical, Inc.(1)	21,338	4,390,080
Silk Road Medical, Inc.(1)	26,550	1,057,487
		5,447,567
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	2,862	4,570,042
Interactive Media and Services — 7.8%
Alphabet, Inc., Class C(1)	99,880	10,901,902
Internet and Direct Marketing Retail — 9.0%
Amazon.com, Inc.(1)	99,361	12,595,994
IT Services — 12.2%
Block, Inc.(1)	32,273	2,223,932
Mastercard, Inc., Class A	16,301	5,287,555
Okta, Inc.(1)	37,194	3,399,532
Visa, Inc., Class A	31,352	6,229,956
		17,140,975
Machinery — 6.7%
Graco, Inc.	53,239	3,398,778
Westinghouse Air Brake Technologies Corp.	68,533	6,006,917
		9,405,695
12

Focused Dynamic Growth ETF
	Shares	Value
Professional Services — 1.2%
Verisk Analytics, Inc.	9,094	$1,702,033
Semiconductors and Semiconductor Equipment — 7.1%
Monolithic Power Systems, Inc.	13,376	6,061,736
NVIDIA Corp.	25,493	3,847,913
		9,909,649
Software — 10.2%
Bill.com Holdings, Inc.(1)	24,747	4,006,044
DocuSign, Inc.(1)	31,743	1,848,078
Paylocity Holding Corp.(1)	23,982	5,779,662
Salesforce, Inc.(1)	16,860	2,632,183
		14,265,967
Textiles, Apparel and Luxury Goods — 2.8%
NIKE, Inc., Class B	36,760	3,913,102
TOTAL COMMON STOCKS (Cost $140,872,405)		138,662,309
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,851,155)	1,851,155	1,851,155
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $142,723,560)		140,513,464
OTHER ASSETS AND LIABILITIES — (0.1)%		(180,560)
TOTAL NET ASSETS — 100.0%		$140,332,904

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
13

AUGUST 31, 2022

Focused Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 2.3%
Raytheon Technologies Corp.	55,511	$4,982,112
Airlines — 1.1%
Southwest Airlines Co.(1)	66,766	2,450,312
Banks — 4.4%
JPMorgan Chase & Co.	52,370	5,956,040
Truist Financial Corp.	72,913	3,415,245
		9,371,285
Beverages — 1.6%
PepsiCo, Inc.	20,027	3,450,051
Capital Markets — 4.0%
Bank of New York Mellon Corp.	131,629	5,466,552
BlackRock, Inc.	4,507	3,003,420
		8,469,972
Commercial Services and Supplies — 1.8%
Republic Services, Inc.	26,466	3,777,228
Communications Equipment — 3.6%
Cisco Systems, Inc.	109,485	4,896,169
F5, Inc.(1)	17,951	2,819,384
		7,715,553
Containers and Packaging — 1.5%
Packaging Corp. of America	7,806	1,068,798
Sonoco Products Co.	34,248	2,158,309
		3,227,107
Diversified Financial Services — 3.7%
Berkshire Hathaway, Inc., Class B(1)	28,269	7,937,935
Diversified Telecommunication Services — 3.0%
Verizon Communications, Inc.	155,246	6,490,835
Electric Utilities — 3.1%
Duke Energy Corp.	31,116	3,326,611
Pinnacle West Capital Corp.	43,485	3,276,595
		6,603,206
Electrical Equipment — 4.8%
ABB Ltd., ADR(2)	58,665	1,617,394
Emerson Electric Co.	60,015	4,905,626
Hubbell, Inc.	9,600	1,980,480
nVent Electric PLC	50,765	1,673,215
		10,176,715
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	14,441	1,822,599
Entertainment — 0.9%
Walt Disney Co.(1)	16,761	1,878,573
Equity Real Estate Investment Trusts (REITs) — 1.3%
Public Storage	8,487	2,807,754
Food and Staples Retailing — 2.4%
Sysco Corp.	30,946	2,544,380
Walmart, Inc.	20,299	2,690,633
		5,235,013
14

Focused Large Cap Value ETF
	Shares	Value
Food Products — 3.9%
Conagra Brands, Inc.	122,381	$4,207,459
Mondelez International, Inc., Class A	66,589	4,119,195
		8,326,654
Gas Utilities — 3.2%
Atmos Energy Corp.	59,459	6,741,462
Health Care Equipment and Supplies — 9.0%
Becton Dickinson and Co.	10,790	2,723,612
Medtronic PLC	120,515	10,595,679
Zimmer Biomet Holdings, Inc.	55,382	5,888,214
		19,207,505
Health Care Providers and Services — 4.5%
Henry Schein, Inc.(1)	26,907	1,975,243
Humana, Inc.	4,057	1,954,581
Quest Diagnostics, Inc.	14,179	1,776,771
UnitedHealth Group, Inc.	7,645	3,970,278
		9,676,873
Household Products — 2.6%
Colgate-Palmolive Co.	9,065	708,974
Kimberly-Clark Corp.	38,064	4,853,921
		5,562,895
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	4,372	827,838
Insurance — 12.1%
Aflac, Inc.	59,502	3,535,609
Allstate Corp.	56,275	6,781,137
Chubb Ltd.	23,897	4,517,728
Marsh & McLennan Cos., Inc.	35,109	5,665,539
Reinsurance Group of America, Inc.	42,266	5,298,466
		25,798,479
Oil, Gas and Consumable Fuels — 6.9%
Exxon Mobil Corp.	80,910	7,734,187
TotalEnergies SE, ADR	140,787	7,111,151
		14,845,338
Personal Products — 3.9%
Unilever PLC, ADR(2)	181,408	8,234,109
Pharmaceuticals — 9.1%
Johnson & Johnson	69,951	11,285,894
Merck & Co., Inc.	52,434	4,475,766
Novartis AG, ADR	46,722	3,762,056
		19,523,716
Semiconductors and Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	12,766	2,109,071
Software — 1.7%
Open Text Corp.	71,374	2,246,853
Oracle Corp. (New York)	18,559	1,376,149
		3,623,002
TOTAL COMMON STOCKS (Cost $202,623,061)		210,873,192
15

Focused Large Cap Value ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 1.6%
Money Market Funds — 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,250,435	$2,250,435
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,242,944	1,242,944
TOTAL SHORT-TERM INVESTMENTS (Cost $3,493,379)		3,493,379
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $206,116,440)		214,366,571
OTHER ASSETS AND LIABILITIES — (0.3)%		(597,350)
TOTAL NET ASSETS — 100.0%		$213,769,221

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,209,932. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,361,421, which includes securities collateral of $4,118,477.

See Notes to Financial Statements.
16

Statements of Assets and Liabilities

AUGUST 31, 2022
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Assets
Investment securities, at value (cost of $142,723,560 and $204,873,496, respectively) — including $— and $5,209,932, respectively of securities on loan	$140,513,464	$213,123,627
Investment made with cash collateral received for securities on loan, at value (cost of $— and $1,242,944, respectively)	—	1,242,944
Total investment securities, at value (cost of $142,723,560 and $206,116,440, respectively)	140,513,464	214,366,571
Receivable for capital shares sold	4,667,208	—
Dividends and interest receivable	32,529	723,337
Securities lending receivable	—	1,434
	145,213,201	215,091,342

Liabilities
Payable for collateral received for securities on loan	—	1,242,944
Payable for investments purchased	4,825,423	—
Accrued management fees	54,874	79,177
	4,880,297	1,322,121

Net Assets	$140,332,904	$213,769,221

Shares outstanding (unlimited number of shares authorized)	2,430,000	3,755,000

Net Asset Value Per Share	$57.75	$56.93

Net Assets Consist of:
Capital paid in	$162,332,336	$199,691,397
Distributable earnings	(21,999,432)	14,077,824
	$140,332,904	$213,769,221

See Notes to Financial Statements.
17

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $132,307, respectively)	$453,401	$5,670,941
Interest	6,621	11,539
Securities lending, net	74	2,231
	460,096	5,684,711

Expenses:
Management fees	785,114	962,439

Net investment income (loss)	(325,018)	4,722,272

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(7,024,149)	18,521,090
Change in net unrealized appreciation (depreciation) on investments	(69,246,962)	(33,742,584)

Net realized and unrealized gain (loss)	(76,271,111)	(15,221,494)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(76,596,129)	$(10,499,222)

See Notes to Financial Statements.
18

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Focused Dynamic Growth ETF		Focused Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$(325,018)	$(370,443)	$4,722,272	$3,728,184
Net realized gain (loss)	(7,024,149)	27,904,615	18,521,090	5,086,205
Change in net unrealized appreciation (depreciation)	(69,246,962)	23,407,498	(33,742,584)	37,043,077
Net increase (decrease) in net assets resulting from operations	(76,596,129)	50,941,670	(10,499,222)	45,857,466

Distributions to Shareholders
From earnings	—	(21,840)	(9,716,163)	(2,991,009)

Capital Share Transactions
Proceeds from shares sold	43,427,709	59,816,448	25,226,721	138,524,192
Payments for shares redeemed	(57,885,327)	(88,569,594)	(55,367,369)	—
Other capital	1,646	4,916	1,808	9,570
Net increase (decrease) in net assets from capital share transactions	(14,455,972)	(28,748,230)	(30,138,840)	138,533,762

Net increase (decrease) in net assets	(91,052,101)	22,171,600	(50,354,225)	181,400,219

Net Assets
Beginning of period	231,385,005	209,213,405	264,123,446	82,723,227
End of period	$140,332,904	$231,385,005	$213,769,221	$264,123,446

Transactions in Shares of the Funds
Sold	585,000	780,000	420,000	2,560,000
Redeemed	(820,000)	(1,190,000)	(915,000)	—
Net increase (decrease) in shares of the funds	(235,000)	(410,000)	(495,000)	2,560,000

See Notes to Financial Statements.
19

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Focused Dynamic Growth ETF (Focused Dynamic Growth ETF) and American Century Focused Large Cap Value ETF (Focused Large Cap Value ETF) (collectively, the funds) are two funds in a series issued by the trust. Each fund's investment objective is to seek long-term capital growth. Shares of each fund are listed for trading on the Cboe BZX Exchange, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

21

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Focused Large Cap Value ETF
Common Stocks	$1,242,944	—	—	—	$1,242,944
Gross amount of recognized liabilities for securities lending transactions					$1,242,944
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 39% and 35% of the shares of Focused Dynamic Growth ETF and Focused Large Cap Value ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Focused Dynamic Growth ETF	0.45%
Focused Large Cap Value ETF	0.42%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Purchases	$74,325,153	$65,689,361
Sales	$73,190,199	$50,887,391

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Focused Dynamic Growth ETF	$31,582,883	$46,995,605	$12,731,524
Focused Large Cap Value ETF	$3,252,343	$53,772,134	$12,066,853
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

22

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Focused Dynamic Growth ETF	—	—	$21,565	$275
Focused Large Cap Value ETF	$9,198,604	$517,559	$2,991,009	—

23

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications for Focused Dynamic Growth ETF and Focused Large Cap Value ETF, which are primarily due to in kind transactions, were made to capital paid in $11,960,914 and $13,706,266 and distributable earnings $(11,960,914) and $(13,706,266),respectively.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Federal tax cost of investments	$143,897,499	$206,240,807
Gross tax appreciation of investments	$15,522,153	$19,316,800
Gross tax depreciation of investments	(18,906,188)	(11,191,036)
Net tax appreciation (depreciation) of investments	$(3,384,035)	$8,125,764
Undistributed ordinary income	—	$1,156,030
Accumulated long-term gains	—	$4,796,030
Accumulated short -term capital losses	$(10,714,374)	—
Accumulated long-term capital losses	$(7,768,132)	—
Late-year ordinary loss deferral	$(132,891)	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the funds have elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Dynamic Growth ETF
2022	$86.82	(0.13)	(28.94)	(29.07)	—	0.00(4)	$57.75	(33.49)%	0.45%	(0.19)%	42%	$140,333
2021	$68.04	(0.13)	18.92	18.79	(0.01)	0.00(4)	$86.82	27.61%	0.45%	(0.17)%	28%	$231,385
2020(5)	$40.00	(0.04)	28.07	28.03	—	0.01	$68.04	70.11%	0.45%(6)	(0.16)%(6)	27%	$209,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Large Cap Value ETF
2022	$62.15	1.24	(3.89)	(2.65)	(1.23)	(1.34)	(2.57)	0.00(4)	$56.93	(4.41)%	0.42%	2.06%	22%	$213,769
2021	$48.95	1.14	13.01	14.15	(0.95)	—	(0.95)	0.00(4)	$62.15	29.19%	0.42%	2.00%	36%	$264,123
2020(5)	$40.00	0.41	8.59	9.00	(0.06)	—	(0.06)	0.01	$48.95	22.53%	0.42%(6)	2.10%(6)	73%	$82,723

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Focused Dynamic Growth ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from March 31, 2020 (fund inception) through August 31, 2020
American Century Focused Large Cap Value ETF

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
27

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
29

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
30

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In
31

connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF was below each Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.
32

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Focused Dynamic Growth ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of American Century Focused Large Cap Value ETF was below the median of the total expense ratios of its peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the
33

Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

34

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Focused Large Cap Value ETF hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, Focused Large Cap Value ETF hereby designates $4,356,656, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Focused Large Cap Value ETF hereby designates $1,652,395, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2022.

Focused Large Cap Value ETF hereby designates $5,032,999 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2022.

Focused Large Cap Value ETF utilized earnings and profits of $1,663,723 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
37

Notes

38

Notes

39

Notes

40

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96952 2210

Annual Report

August 31, 2022

American Century® Mid Cap Growth Impact ETF (MID)
American Century® Sustainable Equity ETF (ESGA)
American Century® Sustainable Growth ETF (ESGY)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Mid Cap Growth Impact ETF (MID)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-27.33%	6.56%	7/13/2020
Market Price	-27.39%	6.55%	7/13/2020
Russell Midcap Growth Index	-26.69%	4.26%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2022
Net Asset Value — $11,451

Russell Midcap Growth Index — $10,931

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby, Nalin Yogasundram and Rene Casis

Fund Strategy

American Century Mid Cap Growth Impact ETF is an actively managed fund that seeks long-term capital growth. The portfolio managers look for stocks of medium-capitalization companies they believe will increase in value over time, using proprietary fundamental research. The initial research process begins by analyzing themes aligned with the U.N. Sustainable Development Goals (SDG) to identify companies that generate, or could generate, social and environmental impact alongside a financial return. We make our investment decisions based primarily on our analysis of individual companies, rather than on broad economic forecasts. We generate an impact thesis to explain current or projected SDG alignment in combination with each security’s fundamental growth profile.

Performance Review

The fund returned -27.39% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -27.33%. For the same time period, the Russell Midcap Growth Index, the fund’s benchmark, returned -26.69%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Industrials Detracted

Road and rail stocks weighed on performance in the industrials sector, largely due to our position in Lyft. The ride-hailing company surprised investors with a significant reduction in the company’s profit margin forecast due to launching initiatives that deviated from plans communicated earlier in the year.

The portfolio was underweight energy relative to the benchmark. Our lighter exposure was a meaningful underperformer as sanctions on Russian oil purchases effectively removed several million barrels of oil and refined products from global markets. The resulting price increases boosted the sector.

Other detractors included DocuSign. The company develops software for online signatures and document management. DocuSign was a beneficiary of the pandemic-driven work-from-home environment but offered weak guidance as that tailwind subsides. We believe in the long-term adoption of e-signature and a more efficient document workflow that DocuSign offers. The small- and micro-merchant digital payments company Block (formerly Square) suffered during the growth sell-off as initially rising interest rates and later recessionary fears weighed on the stock. Additionally, Block’s focus on blockchain technology—which enables cryptocurrencies—hurt as crypto prices fell. Surging interest rates and investors’ move away from riskier assets because of the Russia-Ukraine war led fast-growth and expensive technology stocks such as IT services company Twilio to underperform. Block and Twilio were eliminated. Natera hampered performance. The stock of this genetic testing company fell amid allegations of marketing impropriety. We eliminated our position as Natera no longer aligned with our mandate for proper governance.

Information Technology Benefited Performance

Stock selection in the software industry led performance in information technology, driven by Palo Alto Networks. Over the past three years this cybersecurity software provider has transformed into a cloud-based platform of next-generation cybersecurity products. On top of a very strong environment for its products, Palo Alto said it expects greater free cash flow generation now that the heavy lift in its transformation is over. Cadence Design Systems sells software to help build semiconductor chips. Semiconductors have unprecedented tailwinds enabling themes like the cloud, 5G, internet of things and ultimately the metaverse. Cadence benefited from more customers and more usage.

4

Enphase Energy makes inverters to efficiently convert power from solar cells into usable electricity for the home. Demand for solar is high now that prices have been cut by 90% the past decade. After a period of revenue constrained by supply chain issues, Enphase experienced accelerating growth as the company addressed the supply challenges. Keysight Technologies sells measurement tools for high-frequency applications such as 5G and in automobiles. Keysight benefited from multiple tailwinds as complex communications capabilities are being added to an increasing set of applications from cars to consumer devices.

Elsewhere, Sarepta Therapeutics was a key contributor. This biopharmaceutical company benefited from investor enthusiasm about its pipeline of burgeoning gene therapies to treat rare diseases. Materials in general benefited from greater demand and firmer pricing due to global supply chain disruptions. Albemarle was a top contributor on demand for lithium, a key ingredient of batteries for electric vehicles.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying mid-capitalization companies producing attractive, sustained earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time. We see longer-term opportunities in companies seeking to achieve the U.N. SDG with key impact themes of a greener planet; innovation, efficiency and education driven by technology; and improving health care outcomes across various sectors of our portfolio.

A strategy that considers the United Nations Sustainable Development Goals (SDG) criteria may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an SDG investment focus. A portfolio’s SDG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for SDG standards.
5

Fund Characteristics

AUGUST 31, 2022

Mid Cap Growth Impact ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Short-Term Investments	3.2%
Other Assets and Liabilities	(0.5)%

Top Five Industries	% of net assets
Software	17.9%
Semiconductors and Semiconductor Equipment	14.6%
Hotels, Restaurants and Leisure	9.2%
Chemicals	7.5%
Biotechnology	7.2%

6

Performance

Sustainable Equity ETF (ESGA)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-14.03%	11.15%	7/13/2020
Market Price	-14.10%	11.14%	7/13/2020
S&P 500 Index	-11.23%	12.87%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2022
Net Asset Value — $12,531

S&P 500 Index — $12,948

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown, Rob Bove and Rene Casis

Fund Strategy

American Century Sustainable Equity ETF is an actively managed fund that seeks long-term capital growth. We seek to invest in larger U.S. companies demonstrating both improving business fundamentals and sustainable corporate behaviors in pursuit of long-term financial returns and a stronger environmental, social and governance (ESG) profile than the S&P 500 Index. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. A broad investment universe provides investors with both an attractive ESG profile and the potential for positive risk-adjusted returns over time. We construct our portfolio to intentionally acquire stock-specific risk aligned with our financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-capitalization size, volatility and momentum.

Performance Review

The fund returned -14.10% on a market price basis for its fiscal year ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -14.03%. For the same time period, the S&P 500 Index, the fund’s benchmark, returned -11.23%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Information Technology Detracted

Stock selection in the semiconductors and semiconductor equipment industry helped drive underperformance in information technology. Both chipmakers and semiconductor equipment manufacturers are being pressured by concerns that a slowdown in consumer spending will hamper demand for chips. ASML Holding, a Netherlands-based semiconductor capital equipment maker, was a significant industry detractor. Stock selection in the IT services industry also hurt performance in the sector. PayPal Holdings reported disappointing earnings largely due to declining eBay transactions. We eliminated PayPal. Underweighting Apple relative to the index hampered performance. The consumer electronics giant reported better-than-expected results, driven by iPhone sales.

Energy companies continued to benefit from rising oil and gas prices. Russia’s invasion of Ukraine, Europe’s energy supply concerns and slow production growth in the U.S. and from OPEC have kept energy markets volatile and in negative supply. We had lighter exposure to Exxon Mobil and Chevron than the benchmark, which hampered relative performance. Our underweight allocation to energy overall hampered relative performance, although a number of our holdings in the sector were top contributors, which helped offset some of the detraction. The portfolio was also underweight Tesla. The electric vehicle maker continued to outperform, exceeding production goals in the face of global supply chain disruptions and pandemic lockdowns in China.

Communication Services Was a Top Contributor

Positioning in the communication services sector benefited performance. We were underweight two laggards, Facebook’s parent Meta Platforms and streaming video company Netflix. Meta has been hurt more by both Apple iOS platform changes and TikTok competition than other digital advertising platforms. Our underweight reflects our elimination of Meta during the first quarter of 2022. Netflix announced layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not materialized. We also eliminated Netflix.

8

Some of the leading individual contributors to performance compared with the benchmark were energy companies ConocoPhillips and Schlumberger. This is consistent with our process, which seeks to identify companies we believe are ESG leaders within all sectors, rather than exclude certain sectors entirely. Our approach led us to overweight positions in these companies, which we believe have relatively more attractive financial and ESG characteristics than other energy companies. ConocoPhilllips was the fund’s top contributor, benefiting from the jump in fossil fuel prices. Rising energy prices also boosted oil field services companies such as Schlumberger. The company also benefited from a multiyear growth dynamic leading to strong cash flow growth. Schlumberger’s new energy division is focused on transitioning toward lower carbon energy solutions: geothermal, hydrogen, carbon capture and sequestration.

Elsewhere, Cigna was a top performer. Managed care companies such as Cigna were perceived as being relatively insulated from the inflationary environment. We think Cigna’s pharmacy benefit management division should also benefit from new biosimilar pharmaceutical launches in the coming years. NextEra Energy received a boost from an executive order delaying implementation of solar panel tariffs, which helped ease concerns that NextEra’s plans for renewable capacity expansion would be slowed.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying growing, large-capitalization companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, we seek to identify companies with attractive fundamental growth and ESG characteristics in their respective sectors. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Using our bottom-up analysis, we have found what we think are attractive positions in the industrials sector, led by building products and electrical equipment. Consumer staples was also modestly overweight due to positions in food and staples retailing and household products. Utilities was the largest underweight sector because many of the companies in the sector do not fit our process well.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
9

Fund Characteristics

AUGUST 31, 2022

Sustainable Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	0.4%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	10.0%
Health Care Providers and Services	5.2%
Technology Hardware, Storage and Peripherals	5.0%
Interactive Media and Services	4.9%
Capital Markets	4.7%

10

Performance

Sustainable Growth ETF (ESGY)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-19.93%	-12.00%	6/29/2021
Market Price	-19.93%	-11.99%	6/29/2021
Russell 1000 Growth Index	-19.06%	-11.59%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2022
Net Asset Value — $8,609

Russell 1000 Growth Index — $8,655

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary

Portfolio Managers: Joe Reiland, Rob Bove, Scott Marolf, David Cross and Rene Casis

David Cross joined the fund’s portfolio management team in February 2022.

Fund Strategy

American Century Sustainable Growth ETF is an actively managed fund that seeks capital appreciation. We seek to invest in larger U.S. companies demonstrating both improving business fundamentals and sustainable corporate behaviors in pursuit of long-term financial returns and a stronger environmental, social and governance (ESG) profile than the Russell 1000 Growth Index. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. A broad investment universe provides investors with both an attractive environmental, social and governance (ESG) profile and the potential for positive risk-adjusted returns over time. We construct our portfolio to intentionally acquire stock-specific risk aligned with our financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-capitalization size, volatility and momentum.

Performance Review

The fund returned -19.93% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -19.93%. For the same period, the Russell 1000 Growth Index, the fund’s benchmark, returned -19.06%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Information Technology Detracted

Stock selection in the semiconductors and semiconductor equipment industry helped drive underperformance in information technology. Both chipmakers and semiconductor equipment manufacturers are being pressured by concerns that a slowdown in consumer spending will hamper demand for chips. ASML Holding, a Netherlands-based semiconductor capital equipment maker, was a significant industry detractor. Stock selection in the IT services industry also hurt performance in the sector. PayPal Holdings reported disappointing earnings largely due to declining eBay transactions. We eliminated our holding. Software provider Adobe fell on expectations of slowing company spending on software as economic growth slows.

We were also hurt by lighter exposure than the benchmark in a trio of other stocks. Apple reported better-than-expected quarterly results, driven by iPhone sales. AbbVie, a large pharmaceutical company, benefited from investors looking for safer havens. We had no exposure to brick-and-mortar retailer Costco Wholesale, which recently reported membership renewals, its primary driver of profits, of more than 90%. Costco is also seen as recession-proof as consumers buy more bulk items to reduce costs.

Communication Services Benefited Performance

Stock choices in the interactive media and services industry led relative performance in communication services. We had less exposure to the lagging Meta Platforms than the benchmark. Facebook’s parent company has been hurt more by both Apple iOS platform changes and TikTok competition than other digital advertising platforms. Underweighting Netflix benefited relative performance. The streaming video service announced layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not materialized. We eliminated Meta Platforms and Netflix.

Stock selection in health care was also helpful. UnitedHealth Group was a key contributor. The health insurer reported solid earnings and modestly increased its earnings guidance. However, the stock’s outperformance for much of the period was driven more by its defensive profile and being more insulated from the impact of inflation and a stronger U.S. dollar. Denmark-based pharmaceutical company Novo Nordisk continued to benefit from strong sales and demand for its obesity drug. Vertex Pharmaceuticals dominates the cystic fibrosis market with no real prospects of
12

competition on the horizon, giving it a strong cash flow position. Its emerging pipeline is beginning to show its strength, including its kidney drug, acute pain drug and Type 1 diabetes stem cell therapy.

Car rental provider Avis Budget Group benefited from improving travel trends and also rose significantly in November 2021 as the stock became part of the meme stock investing craze. We eliminated the position on the large stock price increase as we saw no additional upside.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying growing, large-capitalization companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, we seek to identify companies with attractive fundamental growth and ESG characteristics in their respective sectors. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Using our bottom-up analysis, we have found attractive positions in several sectors, notably information technology. In particular, we invested in attractive companies in the software, electronic equipment, instruments and components and semiconductors and semiconductor equipment industries. We have also found opportunities in health care, especially pharmaceuticals.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
13

Fund Characteristics

AUGUST 31, 2022

Sustainable Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	0.3%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	19.7%
Technology Hardware, Storage and Peripherals	10.5%
Semiconductors and Semiconductor Equipment	7.6%
Interactive Media and Services	6.6%
IT Services	6.6%

14

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Mid Cap Growth Impact ETF
Actual	$1,000	$907.90	$2.16	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Sustainable Equity ETF
Actual	$1,000	$896.50	$1.86	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Sustainable Growth ETF
Actual	$1,000	$860.00	$1.83	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
15

Schedules of Investments

AUGUST 31, 2022

Mid Cap Growth Impact ETF
	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 1.2%
CAE, Inc.(1)	15,358	$280,437
Auto Components — 3.4%
Aptiv PLC(1)	8,784	820,689
Biotechnology — 7.2%
Alnylam Pharmaceuticals, Inc.(1)	894	184,763
Horizon Therapeutics PLC(1)	6,376	377,523
Sarepta Therapeutics, Inc.(1)	7,009	766,644
Seagen, Inc.(1)	2,488	383,874
		1,712,804
Building Products — 5.9%
Trane Technologies PLC	6,338	976,496
Zurn Elkay Water Solutions Corp.	15,490	427,214
		1,403,710
Capital Markets — 3.6%
MSCI, Inc.	1,896	851,759
Chemicals — 7.5%
Albemarle Corp.	818	219,192
Avient Corp.	14,012	614,146
Element Solutions, Inc.	50,439	941,696
		1,775,034
Electrical Equipment — 3.4%
Generac Holdings, Inc.(1)	2,524	556,315
Plug Power, Inc.(1)(2)	8,609	241,396
		797,711
Electronic Equipment, Instruments and Components — 5.1%
Keysight Technologies, Inc.(1)	7,444	1,219,997
Health Care Equipment and Supplies — 3.1%
DexCom, Inc.(1)	8,858	728,216
Health Care Technology — 3.2%
Veeva Systems, Inc., Class A(1)	3,875	772,365
Hotels, Restaurants and Leisure — 9.2%
Airbnb, Inc., Class A(1)	7,866	889,802
Chipotle Mexican Grill, Inc.(1)	814	1,299,795
		2,189,597
Life Sciences Tools and Services — 5.4%
Bio-Techne Corp.	2,094	694,810
IQVIA Holdings, Inc.(1)	2,816	598,851
		1,293,661
Oil, Gas and Consumable Fuels — 2.4%
Excelerate Energy, Inc., Class A	22,237	571,046
Professional Services — 3.3%
Jacobs Solutions, Inc.	6,246	778,127
Road and Rail — 0.9%
Lyft, Inc., Class A(1)	14,999	220,935
Semiconductors and Semiconductor Equipment — 14.6%
Enphase Energy, Inc.(1)	6,397	1,832,357
16

Mid Cap Growth Impact ETF
	Shares	Value
Marvell Technology, Inc.	18,045	$844,867
Monolithic Power Systems, Inc.	1,745	790,799
		3,468,023
Software — 17.9%
Cadence Design Systems, Inc.(1)	9,305	1,616,930
DocuSign, Inc.(1)	5,777	336,337
Manhattan Associates, Inc.(1)	8,491	1,199,438
Palo Alto Networks, Inc.(1)	1,975	1,099,700
		4,252,405
TOTAL COMMON STOCKS (Cost $25,515,834)		23,136,516
SHORT-TERM INVESTMENTS — 3.2%
Money Market Funds — 3.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	645,638	645,638
State Street Navigator Securities Lending Government Money Market Portfolio(3)	123,740	123,740
TOTAL SHORT-TERM INVESTMENTS (Cost $769,378)		769,378
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $26,285,212)		23,905,894
OTHER ASSETS AND LIABILITIES — (0.5)%		(126,566)
TOTAL NET ASSETS — 100.0%		$23,779,328

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $120,684. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $123,740.

See Notes to Financial Statements.
17

AUGUST 31, 2022

Sustainable Equity ETF
	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.2%
Lockheed Martin Corp.	2,931	$1,231,342
Air Freight and Logistics — 1.3%
United Parcel Service, Inc., Class B	6,909	1,343,870
Auto Components — 0.7%
Aptiv PLC(1)	8,004	747,814
Automobiles — 1.7%
Tesla, Inc.(1)	6,434	1,773,275
Banks — 3.1%
Bank of America Corp.	9,899	332,705
JPMorgan Chase & Co.	12,533	1,425,378
Regions Financial Corp.	67,559	1,464,004
		3,222,087
Beverages — 1.8%
PepsiCo, Inc.	10,726	1,847,768
Biotechnology — 2.0%
AbbVie, Inc.	8,834	1,187,820
Amgen, Inc.	1,724	414,277
Vertex Pharmaceuticals, Inc.(1)	1,672	471,103
		2,073,200
Building Products — 1.6%
Johnson Controls International PLC	20,334	1,100,883
Masco Corp.	10,435	530,828
		1,631,711
Capital Markets — 4.7%
Ameriprise Financial, Inc.	2,645	708,886
BlackRock, Inc.	1,516	1,010,247
Intercontinental Exchange, Inc.	5,275	531,984
Morgan Stanley	20,130	1,715,479
S&P Global, Inc.	2,867	1,009,700
		4,976,296
Chemicals — 2.3%
Air Products and Chemicals, Inc.	1,852	467,537
Ecolab, Inc.	2,973	487,066
Linde PLC	4,610	1,303,985
Sherwin-Williams Co.	696	161,542
		2,420,130
Communications Equipment — 1.9%
Cisco Systems, Inc.	43,373	1,939,641
Consumer Finance — 0.5%
American Express Co.	3,633	552,216
Containers and Packaging — 0.6%
Ball Corp.	10,554	589,019
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	27,885	1,165,872
Electric Utilities — 2.2%
NextEra Energy, Inc.	27,182	2,312,101
Electrical Equipment — 1.3%
Eaton Corp. PLC	5,358	732,117
18

Sustainable Equity ETF
	Shares	Value
Generac Holdings, Inc.(1)	1,278	$281,684
Rockwell Automation, Inc.	1,601	379,341
		1,393,142
Electronic Equipment, Instruments and Components — 2.1%
CDW Corp.	5,806	991,084
Cognex Corp.	4,470	188,232
Keysight Technologies, Inc.(1)	6,126	1,003,990
		2,183,306
Energy Equipment and Services — 2.1%
Schlumberger NV	57,141	2,179,929
Entertainment — 1.3%
Electronic Arts, Inc.	3,542	449,374
Walt Disney Co.(1)	8,155	914,012
		1,363,386
Equity Real Estate Investment Trusts (REITs) — 2.3%
Prologis, Inc.	19,453	2,422,093
Food and Staples Retailing — 2.6%
Costco Wholesale Corp.	1,415	738,772
Kroger Co.	14,977	717,997
Sysco Corp.	15,554	1,278,850
		2,735,619
Food Products — 0.8%
Mondelez International, Inc., Class A	13,533	837,151
Vital Farms, Inc.(1)	3,757	48,653
		885,804
Health Care Equipment and Supplies — 1.3%
Edwards Lifesciences Corp.(1)	10,948	986,415
Medtronic PLC	1,819	159,926
ResMed, Inc.	1,023	224,978
		1,371,319
Health Care Providers and Services — 5.2%
Cigna Corp.	5,909	1,674,906
CVS Health Corp.	12,726	1,249,057
Humana, Inc.	1,159	558,383
UnitedHealth Group, Inc.	3,811	1,979,167
		5,461,513
Hotels, Restaurants and Leisure — 1.1%
Booking Holdings, Inc.(1)	349	654,658
Chipotle Mexican Grill, Inc.(1)	163	260,278
Expedia Group, Inc.(1)	2,781	285,470
		1,200,406
Household Products — 1.6%
Colgate-Palmolive Co.	6,348	496,477
Procter & Gamble Co.	8,789	1,212,355
		1,708,832
Industrial Conglomerates — 0.9%
Honeywell International, Inc.	5,037	953,756
Insurance — 2.1%
Marsh & McLennan Cos., Inc.	4,467	720,840
Prudential Financial, Inc.	7,964	762,553
Travelers Cos., Inc.	4,372	706,690
		2,190,083
19

Sustainable Equity ETF
	Shares	Value
Interactive Media and Services — 4.9%
Alphabet, Inc., Class A(1)	47,020	$5,088,504
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	26,721	3,387,421
IT Services — 4.2%
Accenture PLC, Class A	4,297	1,239,513
Mastercard, Inc., Class A	3,850	1,248,824
Visa, Inc., Class A	9,470	1,881,784
		4,370,121
Life Sciences Tools and Services — 2.1%
Agilent Technologies, Inc.	8,167	1,047,418
Thermo Fisher Scientific, Inc.	2,114	1,152,806
		2,200,224
Machinery — 2.0%
Cummins, Inc.	3,899	839,727
Deere & Co.	1,160	423,690
Parker-Hannifin Corp.	1,377	364,905
Xylem, Inc.	5,038	458,962
		2,087,284
Media — 0.4%
Comcast Corp., Class A	11,249	407,101
Multiline Retail — 0.4%
Target Corp.	2,673	428,589
Oil, Gas and Consumable Fuels — 2.5%
ConocoPhillips	23,927	2,618,810
Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	1,152	293,046
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	18,902	1,274,184
Merck & Co., Inc.	13,195	1,126,325
Novo Nordisk A/S, ADR	6,202	658,032
Zoetis, Inc.	5,460	854,654
		3,913,195
Road and Rail — 1.3%
Norfolk Southern Corp.	2,691	654,263
Uber Technologies, Inc.(1)	6,880	197,868
Union Pacific Corp.	2,490	559,030
		1,411,161
Semiconductors and Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc.(1)	7,106	603,086
Analog Devices, Inc.	7,459	1,130,263
Applied Materials, Inc.	7,584	713,427
ASML Holding NV, NY Shares	1,232	603,606
NVIDIA Corp.	9,815	1,481,476
		4,531,858
Software — 10.0%
Adobe, Inc.(1)	1,471	549,330
Cadence Design Systems, Inc.(1)	2,855	496,113
Microsoft Corp.	31,947	8,353,182
Salesforce, Inc.(1)	4,105	640,873
ServiceNow, Inc.(1)	621	269,899
20

Sustainable Equity ETF
	Shares	Value
Workday, Inc., Class A(1)	1,260	$207,346
		10,516,743
Specialty Retail — 2.9%
Home Depot, Inc.	6,158	1,776,090
TJX Cos., Inc.	14,347	894,536
Tractor Supply Co.	1,776	328,826
		2,999,452
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	33,286	5,233,225
Textiles, Apparel and Luxury Goods — 0.9%
Deckers Outdoor Corp.(1)	1,086	349,225
NIKE, Inc., Class B	5,753	612,407
		961,632
TOTAL COMMON STOCKS (Cost $104,333,323)		104,323,896
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $368,997)	368,997	368,997
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $104,702,320)		104,692,893
OTHER ASSETS AND LIABILITIES — 0.1%		107,241
TOTAL NET ASSETS — 100.0%		$104,800,134

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
21

AUGUST 31, 2022

Sustainable Growth ETF
	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.5%
Lockheed Martin Corp.	85	$35,709
Air Freight and Logistics — 0.9%
United Parcel Service, Inc., Class B	298	57,964
Auto Components — 0.9%
Aptiv PLC(1)	623	58,207
Automobiles — 3.4%
Tesla, Inc.(1)	801	220,764
Beverages — 3.0%
Coca-Cola Co.	1,331	82,136
PepsiCo, Inc.	663	114,215
		196,351
Biotechnology — 2.6%
AbbVie, Inc.	706	94,929
Vertex Pharmaceuticals, Inc.(1)	268	75,511
		170,440
Building Products — 2.1%
Johnson Controls International PLC	1,153	62,423
Masco Corp.	1,343	68,318
Trex Co., Inc.(1)	216	10,107
		140,848
Capital Markets — 0.6%
S&P Global, Inc.	108	38,035
Chemicals — 1.2%
Linde PLC	278	78,635
Commercial Services and Supplies — 0.2%
Copart, Inc.(1)	133	15,913
Communications Equipment — 0.4%
Cisco Systems, Inc.	660	29,515
Distributors — 0.2%
Pool Corp.	45	15,264
Electrical Equipment — 0.9%
Generac Holdings, Inc.(1)	67	14,767
Rockwell Automation, Inc.	186	44,071
		58,838
Electronic Equipment, Instruments and Components — 1.5%
CDW Corp.	199	33,969
Cognex Corp.	301	12,675
Keysight Technologies, Inc.(1)	301	49,331
		95,975
Energy Equipment and Services — 0.6%
Schlumberger NV	1,100	41,965
Entertainment — 1.4%
Electronic Arts, Inc.	296	37,554
Walt Disney Co.(1)	454	50,884
Warner Bros Discovery, Inc.(1)	387	5,124
		93,562
Equity Real Estate Investment Trusts (REITs) — 0.7%
Prologis, Inc.	381	47,438
22

Sustainable Growth ETF
	Shares	Value
Food and Staples Retailing — 0.2%
Kroger Co.	237	$11,362
Food Products — 0.5%
Mondelez International, Inc., Class A	569	35,198
Health Care Equipment and Supplies — 2.2%
Align Technology, Inc.(1)	33	8,042
DexCom, Inc.(1)	180	14,798
Edwards Lifesciences Corp.(1)	617	55,592
IDEXX Laboratories, Inc.(1)	88	30,591
Inari Medical, Inc.(1)	53	3,675
Shockwave Medical, Inc.(1)	91	27,014
Tandem Diabetes Care, Inc.(1)	141	6,449
		146,161
Health Care Providers and Services — 3.6%
Cigna Corp.	249	70,579
UnitedHealth Group, Inc.	314	163,070
		233,649
Hotels, Restaurants and Leisure — 0.8%
Airbnb, Inc., Class A(1)	61	6,900
Chipotle Mexican Grill, Inc.(1)	16	25,549
Expedia Group, Inc.(1)	185	18,990
		51,439
Household Products — 1.1%
Procter & Gamble Co.	529	72,970
Interactive Media and Services — 6.6%
Alphabet, Inc., Class A(1)	3,980	430,716
Internet and Direct Marketing Retail — 6.3%
Amazon.com, Inc.(1)	3,094	392,226
eBay, Inc.	545	24,051
		416,277
IT Services — 6.6%
Accenture PLC, Class A	183	52,788
Mastercard, Inc., Class A	525	170,294
Okta, Inc.(1)	289	26,415
Snowflake, Inc., Class A(1)	65	11,762
Visa, Inc., Class A	850	168,903
		430,162
Leisure Products — 0.1%
YETI Holdings, Inc.(1)	238	8,780
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	379	48,607
Illumina, Inc.(1)	128	25,810
West Pharmaceutical Services, Inc.	78	23,142
		97,559
Machinery — 1.3%
Deere & Co.	230	84,008
Multiline Retail — 0.4%
Nordstrom, Inc.	341	5,835
Target Corp.	113	18,118
		23,953
23

Sustainable Growth ETF
	Shares	Value
Oil, Gas and Consumable Fuels — 0.6%
ConocoPhillips	357	$39,074
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	40	10,175
Pharmaceuticals — 3.1%
Eli Lilly & Co.	120	36,148
Novo Nordisk A/S, ADR	1,100	116,710
Zoetis, Inc.	303	47,428
		200,286
Road and Rail — 0.9%
Uber Technologies, Inc.(1)	1,161	33,391
Union Pacific Corp.	118	26,492
		59,883
Semiconductors and Semiconductor Equipment — 7.6%
Advanced Micro Devices, Inc.(1)	893	75,789
Analog Devices, Inc.	125	18,941
Applied Materials, Inc.	499	46,941
ASML Holding NV, NY Shares	208	101,907
Lam Research Corp.	114	49,922
NVIDIA Corp.	1,335	201,505
		495,005
Software — 19.7%
Adobe, Inc.(1)	164	61,244
Cadence Design Systems, Inc.(1)	374	64,990
Crowdstrike Holdings, Inc., Class A(1)	167	30,496
Datadog, Inc., Class A(1)	178	18,681
Fair Isaac Corp.(1)	14	6,292
HubSpot, Inc.(1)	36	12,133
Intuit, Inc.	43	18,567
Microsoft Corp.	3,367	880,369
PagerDuty, Inc.(1)	633	16,483
Salesforce, Inc.(1)	299	46,680
ServiceNow, Inc.(1)	182	79,101
Splunk, Inc.(1)	255	22,958
Workday, Inc., Class A(1)	194	31,925
		1,289,919
Specialty Retail — 3.4%
Home Depot, Inc.	384	110,753
TJX Cos., Inc.	1,080	67,338
Ulta Beauty, Inc.(1)	85	35,689
Williams-Sonoma, Inc.	61	9,074
		222,854
Technology Hardware, Storage and Peripherals — 10.5%
Apple, Inc.	4,367	686,580
Textiles, Apparel and Luxury Goods — 1.3%
Deckers Outdoor Corp.(1)	102	32,800
NIKE, Inc., Class B	515	54,822
		87,622
TOTAL COMMON STOCKS (Cost $7,287,618)		6,529,055
24

Sustainable Growth ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $20,203)	20,203	$20,203
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $7,307,821)		6,549,258
OTHER ASSETS AND LIABILITIES — 0.1%		3,555
TOTAL NET ASSETS — 100.0%		$6,552,813

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
25

Statements of Assets and Liabilities

AUGUST 31, 2022
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Assets
Investment securities, at value (cost of $26,161,472 and $104,702,320, respectively) — including $120,684 and $—, respectively of securities on loan	$23,782,154	$104,692,893
Investment made with cash collateral received for securities on loan, at value (cost of $123,740 and $—, respectively)	123,740	—
Total investment securities, at value (cost of $26,285,212 and $104,702,320, respectively)	23,905,894	104,692,893
Dividends and interest receivable	6,956	143,756
Securities lending receivable	60	—
	23,912,910	104,836,649

Liabilities
Payable for collateral received for securities on loan	123,740	—
Accrued management fees	9,842	36,515
	133,582	36,515

Net Assets	$23,779,328	$104,800,134

Shares outstanding (unlimited number of shares authorized)	540,000	2,150,000

Net Asset Value Per Share	$44.04	$48.74

Net Assets Consist of:
Capital paid in	$29,041,230	$109,252,139
Distributable earnings	(5,261,902)	(4,452,005)
	$23,779,328	$104,800,134

See Notes to Financial Statements.

26

AUGUST 31, 2022
Sustainable Growth ETF
Assets
Investment securities, at value (cost of $7,307,821)	$6,549,258
Dividends and interest receivable	5,878
6,555,136

Liabilities
Accrued management fees	2,323

Net Assets	$6,552,813

Shares outstanding (unlimited number of shares authorized)	190,000

Net Asset Value Per Share	$34.49

Net Assets Consist of:
Capital paid in	$7,703,059
Distributable earnings	(1,150,246)
$6,552,813

See Notes to Financial Statements.

27

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $3,599, respectively)	$67,118	$1,829,307
Interest	2,754	1,683
Securities lending, net	143	—
	70,015	1,830,990

Expenses:
Management fees	108,165	542,552

Net investment income (loss)	(38,150)	1,288,438

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,116,341)	12,237,994
Change in net unrealized appreciation (depreciation) on investments	(6,850,129)	(34,780,883)

Net realized and unrealized gain (loss)	(7,966,470)	(22,542,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,004,620)	$(21,254,451)

See Notes to Financial Statements.

28

YEAR ENDED AUGUST 31, 2022
Sustainable Growth ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $623)	$44,202
Interest	92
44,294

Expenses:
Management fees	25,380

Net investment income (loss)	18,914

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(409,268)
Change in net unrealized appreciation (depreciation) on investments	(1,158,774)

Net realized and unrealized gain (loss)	(1,568,042)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,549,128)

See Notes to Financial Statements.

29

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Mid Cap Growth Impact ETF		Sustainable Equity ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$(38,150)	$(23,635)	$1,288,438	$1,130,539
Net realized gain (loss)	(1,116,341)	184,057	12,237,994	5,728,347
Change in net unrealized appreciation (depreciation)	(6,850,129)	3,888,428	(34,780,883)	28,182,166
Net increase (decrease) in net assets resulting from operations	(8,004,620)	4,048,850	(21,254,451)	35,041,052

Distributions to Shareholders
From earnings	—	—	(1,219,340)	(1,026,655)

Capital Share Transactions
Proceeds from shares sold	17,585,267	13,522,367	52,262,088	56,555,628
Payments for shares redeemed	(7,918,146)	(1,865,381)	(75,423,895)	(24,927,794)
Net increase (decrease) in net assets from capital share transactions	9,667,121	11,656,986	(23,161,807)	31,627,834

Net increase (decrease) in net assets	1,662,501	15,705,836	(45,635,598)	65,642,231

Net Assets
Beginning of period	22,116,827	6,410,991	150,435,732	84,793,501
End of period	$23,779,328	$22,116,827	$104,800,134	$150,435,732

Transactions in Shares of the Funds
Sold	340,000	250,000	940,000	1,170,000
Redeemed	(165,000)	(35,000)	(1,420,000)	(460,000)
Net increase (decrease) in shares of the funds	175,000	215,000	(480,000)	710,000

See Notes to Financial Statements.

30

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Sustainable Growth ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$18,914	$1,272
Net realized gain (loss)	(409,268)	(9,099)
Change in net unrealized appreciation (depreciation)	(1,158,774)	400,211
Net increase (decrease) in net assets resulting from operations	(1,549,128)	392,384

Distributions to Shareholders
From earnings	(13,482)	—

Capital Share Transactions
Proceeds from shares sold	2,444,496	5,651,186
Payments for shares redeemed	(372,643)	—
Net increase (decrease) in net assets from capital share transactions	2,071,853	5,651,186

Net increase (decrease) in net assets	509,243	6,043,570

Net Assets
Beginning of period	6,043,570	—
End of period	$6,552,813	$6,043,570

Transactions in Shares of the Funds
Sold	60,000	140,000
Redeemed	(10,000)	—
Net increase (decrease) in shares of the funds	50,000	140,000
(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
31

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Mid Cap Growth Impact ETF (Mid Cap Growth Impact ETF), American Century Sustainable Equity ETF (Sustainable Equity ETF) and American Century Sustainable Growth ETF (Sustainable Growth ETF) (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Mid Cap Growth Impact ETF and Sustainable Equity ETF is to seek long-term capital growth. Sustainable Growth ETF's investment objective is to seek capital appreciation. Shares of each fund are listed for trading on the NYSE Arca, Inc. Sustainable Growth ETF incepted on June 29, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

32

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of
Investments and Statements of Assets and Liabilities.

33

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund/Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Mid Cap Growth Impact ETF
Common Stocks	$123,740	—	—	—	$123,740
Gross amount of recognized liabilities for securities lending transactions					$123,740
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 10% and 66% of the shares of Mid Cap Growth Impact ETF and Sustainable Growth ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Mid Cap Growth Impact ETF	0.45%
Sustainable Equity ETF	0.39%
Sustainable Growth ETF	0.39%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Purchases	$10,460,470	$30,642,094	$1,948,097
Sales	$10,285,647	$28,855,996	$1,904,369

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Mid Cap Growth Impact ETF	$16,899,888	$7,602,890	$1,592,068
Sustainable Equity ETF	$46,888,848	$71,768,008	$16,603,849
Sustainable Growth ETF	$2,384,602	$362,134	$7,010
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
34

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

35

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 (except as noted) were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Mid Cap Growth Impact ETF	—	—	—	—
Sustainable Equity ETF	$1,219,340	—	$1,026,655	—
Sustainable Growth ETF(1)	$13,482	—	—	—
(1)June 29, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Capital paid in	$1,483,139	$16,594,854	(19,980)
Distributable earnings	$(1,483,139)	$(16,594,854)	19,980

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Federal tax cost of investments	$26,371,870	$105,078,846	$7,332,280
Gross tax appreciation of investments	$1,846,203	$6,016,523	$211,882
Gross tax depreciation of investments	(4,312,179)	(6,402,476)	(994,904)
Net tax appreciation (depreciation) of investments	$(2,465,976)	$(385,953)	$(783,022)
Undistributed ordinary income	—	$142,411	$6,680
Accumulated short-term capital losses	$(2,413,713)	$(3,055,556)	$(358,971)
Accumulated long-term capital losses	$(339,568)	$(1,152,907)	$(14,933)
Late-year ordinary loss deferral	$(42,645)	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
36

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Mid Cap Growth Impact ETF
2022	$60.59	(0.08)	(16.47)	(16.55)	$44.04	(27.33)%	0.45%	(0.16)%	44%	$23,779
2021	$42.74	(0.11)	17.96	17.85	$60.59	41.78%	0.45%	(0.20)%	48%	$22,117
2020(4)	$38.45	(0.02)	4.31	4.29	$42.74	11.14%	0.45%(5)	(0.29)%(5)	2%	$6,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Equity ETF
2022	$57.20	0.50	(8.49)	(7.99)	(0.47)	$48.74	(14.03)%	0.39%	0.93%	21%	$104,800
2021	$44.16	0.45	13.01	13.46	(0.42)	$57.20	30.65%	0.39%	0.91%	22%	$150,436
2020(4)	$39.59	0.06	4.51	4.57	—	$44.16	11.56%	0.39%(5)	1.13%(5)	10%	$84,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Growth ETF
2022	$43.17	0.12	(8.72)	(8.60)	(0.08)	$34.49	(19.93)%	0.39%	0.29%	29%	$6,553
2021(4)	$40.15	0.01	3.01	3.02	—	$43.17	7.52%	0.39%(5)	0.14%(5)	4%	$6,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Mid Cap Growth Impact ETF, American Century Sustainable Equity ETF, and American Century Sustainable Growth ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Mid Cap Growth Impact ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, and the period from July 13, 2020 (fund inception) through August 31, 2020
American Century Sustainable Equity ETF
American Century Sustainable Growth ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from June 29, 2021 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

40

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
41

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
42

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
43

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the
44

information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Sustainable Equity ETF was above its benchmark for the one-year period reviewed by the Board. The performance for American Century Mid Cap Growth Impact ETF was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided
45

by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Sustainable Equity ETF and American Century Sustainable Growth ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their peer expense group. The unified fee charged to shareholders of American Century Mid Cap Growth Impact ETF was below the median of the total expense ratio of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to
46

different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

47

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

49

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Sustainable Equity ETF and Sustainable Growth ETF hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
—	$1,219,340	$13,482

The funds hereby utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization) for the fiscal year ended August 31, 2022.

Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
—	$128,845	—
50

Notes

51

Notes

52

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96950 2210

Annual Report

August 31, 2022

American Century® Low Volatility ETF (LVOL)
American Century® Quality Convertible Securities ETF (QCON)
American Century® Quality Diversified International ETF (QINT)
American Century® Quality Preferred ETF (QPFF)
American Century® STOXX® U.S. Quality Growth ETF (QGRO)
American Century® STOXX® U.S. Quality Value ETF (VALQ)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Low Volatility ETF (LVOL)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-11.98%	3.55%	1/12/2021
Market Price	-11.99%	3.55%	1/12/2021
S&P 500 Index	-11.23%	3.99%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 12, 2021

Value on August 31, 2022
Net Asset Value — $10,586

S&P 500 Index — $10,659

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Steve Rossi and Rene Casis

During the period, Tsuyoshi Ozaki left the fund’s management team.

Fund Strategy

American Century Low Volatility ETF is an actively managed fund that seeks to deliver long-term market returns while realizing less volatility, particularly in downturns. We seek to achieve the long-term growth of equities, while minimizing the variability of returns by emphasizing strong fundamentals to limit potential risk of speculative companies with questionable profits. We utilize proprietary models to screen and rank companies based on fundamental metrics typically derived from financial statement data and market information but may include other sources. The fund seeks to deliver a lower realized portfolio volatility than its benchmark, the S&P 500 Index, by utilizing a stock selection process that expands on traditional measures of price volatility by including measures of asymmetric (e.g., downside) volatility and seeking securities of businesses that demonstrate consistent cash flows, stable operations and strong balance sheets.

Performance Review

The fund returned -11.99% on a market price basis for its fiscal year ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -11.98%. For the same period, the S&P 500 Index, the fund’s benchmark, returned -11.23%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Materials and Health Care Weighed on Relative Performance

Stock choices and an underweight allocation meant materials stocks detracted the most from relative performance. Chemical companies LyondellBasell Industries and Linde were leading detractors amid weakening demand and poor pricing for plastic.

In the health care sector, stock choices among health care equipment and supplies companies detracted. Medical device makers Stryker and Medtronic underperformed amid production challenges resulting from supply chain disruptions and ongoing pandemic-related disruptions to medical procedures.

Other Detractors

Other significant detractors from performance compared with the benchmark were Apple, Amazon and Tesla. These were stocks that held up relatively well during a difficult period for equities, and to which the portfolio had less exposure than the benchmark, or in the case of Tesla, no exposure. The stocks tend to be volatile and comparatively unappealing based on our multipronged approach to limiting volatility.

Industrials and Information Technology Stocks Benefited Relative Performance

The leading contributions to performance compared with the benchmark came from commercial services and supplies companies Waste Management and Republic Services. These companies produced solid results and raised future guidance amid strong demand for environmental, recycling and sustainability services. Elsewhere in the sector, aerospace and defense firm General Dynamics performed well amid strong defense spending given the ongoing war in Ukraine.

4

Several information technology holdings were top contributors to relative performance. It was beneficial to have less exposure than the benchmark to semiconductors and semiconductor equipment companies NVIDIA and Intel. Chipmakers were vulnerable to declines after performing well at the height of the pandemic, when demand for chips used in gaming, cryptocurrencies and cloud computing surged. But semiconductor demand fell during the period as the pandemic eased and the threat of recession loomed. We had no exposure to Intel and eliminated our stake in NVIDIA during the period.

Portfolio Positioning

We manage the portfolio by allocating to one or more investment sleeves: Stand-alone strategies designed to generate alpha from distinct market segments. Each sleeve emphasizes domain-specific, fundamental drivers of investment performance, validated through empirical research. In contrast with more naïve approaches, which typically rely on only a single, backward-looking measure of risk, the low-volatility strategy utilizes a three-pronged approach focused specifically on downside volatility. The approach incorporates fundamental business risks (balance sheet and earnings quality), trailing stock volatility measures (downside beta) and traditional risk measures (price volatility).

As a result of this process, our largest overweight positions at period-end were in the consumer staples, financials and industrials sectors. We also maintained sizable absolute weighting in the information technology sector, reflecting this segment’s significant representation in the index. The consumer discretionary and communication services sectors were our largest underweights.
5

Fund Characteristics

AUGUST 31, 2022

Low Volatility ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.6%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Insurance	7.4%
Health Care Equipment and Supplies	7.2%
Commercial Services and Supplies	5.5%
Household Products	5.4%
Technology Hardware, Storage and Peripherals	5.1%

6

Performance

Quality Convertible Securities ETF (QCON)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-13.13%	-10.55%	2/16/2021
Market Price	-12.85%	-10.49%	2/16/2021
ICE BofA Convertible Index	-16.35%	-12.15%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2022
Net Asset Value — $8,424

ICE BofA Convertible Index — $8,195

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Fund Strategy

American Century Quality Convertible Securities ETF seeks to offer enhanced return potential versus passive capitalization-weighted convertible bond portfolios. The fund seeks to capitalize on the deficiencies inherent in passive indices, which ignore various fundamental and market risks, to deliver potential outperformance and downside protection.

We employ a holistic approach, emphasizing high-quality, growth-oriented names through a series of quantitative screens and fundamental oversight. We enhance the investment process via fundamental and technical measures. These include sales or earnings growth, profitability, leverage, balance sheet strength, price momentum relative to peers and valuation and yield relative to other convertible securities.

We seek to integrate fundamental and quantitative analysis to develop a diversified portfolio with an optimal balance between risk and return. We consider each portfolio security’s fundamental scores, structural features, benchmark weight and equity sensitivity.

The fund is an actively managed exchange-traded fund (ETF) that combines quantitative and fundamental insights implemented with ETF portfolio management expertise to seek maximize tax efficiency. The fund actively manages beta exposure, seeking an optimal mix of bond- and equity-sensitive securities. We have the flexibility to act in response to corporate actions, market dislocations and changes to regulatory, tax and monetary policy and other macroeconomic considerations.

Performance Review

The American Century Quality Convertible Securities ETF returned -12.85% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -13.13%. For the same period, the ICE BofA Convertible Index, the fund’s benchmark index, returned -16.35%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Market Overview

The U.S. equity and credit markets experienced a tumultuous 12-month period, declining sharply amid mounting inflationary pressures and increasingly hawkish Federal Reserve (Fed) policy. Additionally, Russia’s invasion of Ukraine in February and the spread of the omicron variant of COVID-19 disrupted global supply chains and led to surging oil and commodity prices. These factors exacerbated economic concerns and triggered bouts of market volatility.

The entire U.S. Treasury yield curve shifted higher over the period, and several segments along the curve inverted, a potential harbinger of future recession. For example, the two- to 10-year segment declined 140 basis points (bps) in the last 12 months, as two-year Treasury yields rose 328 bps and 10-year Treasury yields climbed 188 bps. The sharp rise in rates hampered credit markets, and investment-grade and high-yield bonds posted double-digit declines.

Broad U.S. equity indices also posted precipitous losses. Larger-capitalization (larger-cap) stocks weathered the stress better than small-cap stocks, and value stocks generally fared better than growth stocks.

8

The convertible bond market was not immune to the broader market stress, and it also declined. Although convertibles have a high degree of correlation with the underlying equity, they generally fared better due to their bond profiles providing some downside risk mitigation. Smaller-cap growth companies, which tend to be the dominant issuers of convertibles, suffered sharp losses for the period.

Defensive Positioning, Quality Focus Drove Fund’s Relative Outperformance

Our more actively managed risk-balanced positioning relative to the benchmark primarily accounted for the fund’s outperformance versus the index.

Investors’ expectations for rising costs to curb consumer demand and weigh on company profit margins led to broad-based selling and negative returns across most sectors. However, stocks in the energy sector benefited from rising oil and natural gas prices. Additionally, as investors sought more defensive positioning, the utilities and consumer staples sectors generated slightly positive returns. Meanwhile, growth sectors, such as technology, telecommunications and consumer discretionary, were among the weakest. Rising rates in the first half of 2022 weighed on valuations of their underlying equities.

The fund’s underweight position versus the index in convertibles from growth sectors aided relative results. Moreover, the fund’s overweight position in consumer staples, utilities and health care convertibles boosted performance. These defensive sectors were more resilient than cyclical and growth sectors. The fund also benefited from an opportunistic overweight to convertibles in the energy sector.

Security selection, particularly in the technology, health care and telecommunications sectors, was also a key driver of the fund’s relative outperformance. We focused on convertibles from profitable companies with reasonable valuations. These securities experienced less volatility than growth companies that were not profitable or trading at more expensive multiples. The fund also had less exposure to convertibles with higher sensitivity to the underlying equity of the issuer, which helped reduce exposure to market volatility.

Portfolio Positioning

U.S. economic growth is slowing, and recession risk is rising. While we expect headline inflation to decline from peak levels, core inflation may stay elevated. Goods-related inflation may fade as supply chain issues improve, but we expect services-related inflation to stay elevated as rents and wages remain high.

Sustained high inflation likely will keep the Fed on a persistent tightening path. While earnings generally have held up so far, we expect higher costs will eventually dampen corporate earnings for many firms. This dynamic likely will spur continued market volatility and potentially trigger further weakness in equity and credit markets through year-end.

We are focusing on higher-quality issuers with profitable businesses and stronger balance sheets. We believe these qualities should enable issuers to better manage this period of expected elevated volatility. We also believe valuations of certain growth companies have become more attractive, and we are adding to positions we expect to benefit from strong, persistent secular trends.

9

Fund Characteristics

AUGUST 31, 2022

Quality Convertible Securities ETF
Types of Investments in Portfolio	% of net assets
Convertible Bonds	72.3%
Convertible Preferred Stocks	19.4%
Common Stocks	5.1%
Short-Term Investments	2.9%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Software	15.8%
Health Care Equipment and Supplies	7.4%
Semiconductors and Semiconductor Equipment	5.7%
Hotels, Restaurants and Leisure	4.7%
IT Services	4.1%
10

Performance

Quality Diversified International ETF (QINT)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-24.82%	1.22%	9/10/2018
Market Price	-24.80%	1.23%	9/10/2018
Alpha Vee American Century Diversified International Equity Index	-24.05%	2.04%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2022
Net Asset Value — $10,493

Alpha Vee American Century Diversified International Equity Index — $10,837

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary
Portfolio Managers: Peruvemba Satish, Rene Casis, Will Enderle and Paul Jo
In August 2022, Will Enderle and Paul Jo joined the management team.
Effective September 9, 2022, Peruvemba Satish will no longer serve as a portfolio manager for American Century Quality Diversified International ETF.

Fund Strategy
American Century Quality Diversified International ETF seeks to deliver investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index* (the underlying index). The fund invests in a representative sample of securities included in the underlying index that collectively has an investment profile similar to the underlying index. Under normal market conditions, the fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the underlying index.
The underlying index is designed to select securities with attractive growth, valuation and quality fundamentals. The universe of the index is comprised of large- and mid-capitalization (mid-cap) equity securities of global issuers in developed and emerging markets, excluding the U.S.

Performance Review
For the 12 months ended August 31, 2022, the fund returned -24.80% on a market price basis. On a net asset value (NAV) basis, the fund returned -24.82%. For the same time period, the underlying index returned -24.05%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.
Non-U.S. equities, as measured by the MSCI World ex USA Index** (world index), declined during the reporting period. The world index, which is an unmanaged index generally representative of the performance of large- and mid-cap non-U.S. equities, returned -18.56%. The fund’s underperformance versus the world index was largely due to the different compositions of the fund and the world index. The fund tracks the Alpha Vee American Century Diversified International Equity Index, which is designed to distinguish between high-quality value and growth companies, primarily in developed markets, and dynamically allocates to each category depending on the market environment.
Significant disparities between the performance of growth and value stocks in non-U.S. developed markets weighed on performance. Rising inflation and aggressive central bank policy responses led investors to suddenly turn away from higher-multiple growth stocks early in 2022. Value stocks continued to benefit as concerns about a global economic slowdown mounted, particularly in the wake of Russia’s invasion of Ukraine. However, growth stocks rebounded in early summer. The fund’s dynamic allocation adjusted accordingly, but the monthly rebalancing somewhat lagged the market’s rapid style rotations.
From a sector perspective, the industrials, consumer discretionary, health care, materials and financials sectors detracted from performance versus the world index. Conversely, information technology holdings boosted relative performance, with modest additional contribution from the real estate and consumer staples sectors.

*On September 9, 2022, the American Century Quality Diversified International ETF began to track the American Century Quality Diversified International Equity Index.
**The MSCI World ex USA Index returns for the one-year and since-inception periods ended August 31, 2022, were -18.56% and 2.13%, respectively.
12

Within industrials, concerns about the slowing global economy weighed on machinery stocks. Companies in the professional services industry, such as merger and acquisition specialists and staffing agencies, also declined amid growing economic uncertainty. Consumer discretionary stocks further detracted, led by names in the hotels, restaurants and leisure industry and household durables. Within health care, not owning AstraZeneca had a negative effect on relative performance as the pharmaceuticals stock advanced strongly as part of the world index. The materials sector also detracted, particularly mining and steel manufacturing company Evraz, which declined sharply amid sanctions following Russia’s invasion of Ukraine. Among financials, an underweight to banks weighed on relative returns.
On the upside, the information technology sector proved beneficial. Not owning several stocks that underperformed notably as part of the world index, such as Shopify in the IT services industry and SAP in the software industry, contributed to relative performance.
Dynamic allocation began the reporting period with growth at the maximum allocation level, however, late in 2021, a shift began amid a market rotation toward value stocks. By February 2022, value attained the maximum allocation level, where it remained for six months. Toward the end of the period, the growth allocation began to rise. The fund’s allocation ended the reporting period with an approximately 51% allocation to value and 49% allocation to growth. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

13

Fund Characteristics

AUGUST 31, 2022

Quality Diversified International ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Short-Term Investments	1.4%
Other Assets and Liabilities	(0.3)%

Top Five Countries	% of net assets
Japan	19.8%
United Kingdom	11.8%
France	11.0%
Canada	8.7%
Australia	5.6%
14

Performance

Quality Preferred ETF (QPFF)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-8.58%	-1.81%	2/16/2021
Market Price	-8.35%	-1.70%	2/16/2021
ICE Exchange-Listed Preferred & Hybrid Securities Index	-11.34%	-3.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2022
Net Asset Value — $9,723

ICE Exchange-Listed Preferred & Hybrid Securities Index — $9,465

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Fund Strategy

American Century Quality Preferred ETF seeks to offer high sustainable income and attractive risk-adjusted returns compared with passive capitalization-weighted preferred securities portfolios. The fund seeks to capitalize on the deficiencies inherent in passive indices, which ignore various fundamental and market risks, to deliver potential outperformance.

We employ a holistic approach, emphasizing issuers we believe can sustain dividends throughout the market cycle by focusing on earnings quality and profitability. Through quantitative screens and fundamental oversight, we seek to avoid highly levered issuers with poor credit quality. We enhance the investment process with fundamental and technical measures. These include earnings quality, profitability, leverage, balance sheet strength, valuation and yield relative to other preferred securities.

We seek to integrate fundamental and quantitative analysis to develop a diversified portfolio with an optimal balance between risk and return. We consider each portfolio security’s fundamental scores, structural features, benchmark weight and equity sensitivity.

The fund is an actively managed exchange-traded fund (ETF) that combines quantitative and fundamental insights implemented with ETF portfolio management expertise to seek to maximize tax efficiency.

Performance Review

The American Century Quality Preferred ETF returned -8.35% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -8.58%. For the same period, the ICE Exchange-Listed Preferred & Hybrid Securities Index, the fund’s benchmark, returned -11.34%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Market Overview

The U.S. equity and credit markets experienced a tumultuous 12-month period, declining sharply amid mounting inflationary pressures and increasingly hawkish Federal Reserve (Fed) policy. Additionally, Russia’s invasion of Ukraine in February and the spread of the omicron variant of COVID-19 disrupted global supply chains and led to surging oil and commodity prices. These factors exacerbated economic concerns and triggered bouts of market volatility.

The entire U.S. Treasury yield curve shifted higher over the period, and several segments along the curve inverted, a potential harbinger of future recession. For example, the two- to 10-year segment declined 140 basis points (bps) in the last 12 months, as two-year Treasury yields rose 328 bps and 10-year Treasury yields climbed 188 bps. The sharp rise in rates hampered credit markets, and investment-grade and high-yield bonds posted double-digit declines.

Broad U.S. equity indices also posted precipitous losses. Larger-capitalization (larger-cap) stocks weathered the stress better than small-cap stocks, and value stocks generally fared better than growth stocks.

Tracking the broad decline among risk assets, the preferred securities market also declined. Rising interest rates and widening credit spreads combined with the market’s correlation with the equity market drove valuations of preferred securities lower.

16

Defensive Positioning, Duration Management Drove Fund’s Relative Outperformance

Our more actively managed risk-balanced positioning relative to the benchmark primarily accounted for the fund’s outperformance versus the index.

We positioned the fund for a fairly constructive macroeconomic environment for most of 2021. However, in late 2021, we shifted tactically to a more defensive posture amid stretched equity valuations and historically tight credit spreads. The prospect of Fed tightening loomed as inflation expectations rose and elevated prices appeared more persistent than transitory. Overall, the fund entered 2022 positioned for a more volatile market environment.

Several active and defensive measures helped the fund outperform the index in the subsequent rising-rate period and for the entire fiscal year. In particular, we maintained a much shorter duration than the index, which aided relative results. We also reduced the fund’s exposure to broad market volatility. Additionally, we shifted the fund’s sector allocations to reduce cyclical exposure in favor of a more defensive and value orientation.

Portfolio Positioning

U.S. economic growth is slowing, and recession risk is rising. While we expect headline inflation to decline from peak levels, core inflation may stay elevated. Markets have now priced in higher rates, followed by subsequent cuts once inflation and growth have abated. Credit spreads have widened on slowing growth concerns, and we expect defaults to rise over the next 12 months.

We believe preferred securities still appear attractive relative to other fixed-income investments. These predominately high-quality securities currently offer yields that are slightly lower than lower-quality high-yield corporate credit. We also believe preferreds offer value relative to investment-grade bonds, potentially offering yield advantages and less duration risk.

We have maintained a lower duration than the index. Recently, we have been adding duration exposure due to the market pricing in significant rate hikes and due to the increased risk of recession. We continue to favor higher-quality issues, focusing on higher-coupon preferreds as credit concerns are rising. We also remain overweight to value-oriented sectors, including banks that are well capitalized and have maintained core capital ratios. We believe these issuers may benefit from higher margins amid rising rates and loan growth.
17

Fund Characteristics

AUGUST 31, 2022

Quality Preferred ETF
Types of Investments in Portfolio	% of net assets
Preferred Stocks	83.9%
Convertible Preferred Stocks	7.1%
Corporate Bonds	2.3%
Common Stocks	2.0%
Short-Term Investments	4.0%
Other Assets and Liabilities	0.7%

Top Five Industries	% of net assets
Banks	26.4%
Capital Markets	15.2%
Insurance	14.5%
Multi-Utilities	7.0%
Mortgage Real Estate Investment Trusts (REITs)	5.6%
18

Performance

STOXX® U.S. Quality Growth ETF (QGRO)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-19.83%	11.15%	9/10/2018
Market Price	-19.83%	11.15%	9/10/2018
iSTOXX® American Century USA Quality Growth Index	-19.68%	11.53%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2022
Net Asset Value — $15,222

iSTOXX® American Century USA Quality Growth Index — $15,429

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
19

Portfolio Commentary

Portfolio Managers: Peruvemba Satish, Rene Casis, Will Enderle and Paul Jo

Will Enderle and Paul Jo joined the investment management team in August 2022.

Fund Strategy

American Century STOXX® U.S. Quality Growth ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. The index is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. Though component securities of the underlying index may change from time to time, the index typically consists of 150 to 250 securities.

Performance Review

The fund returned -19.83% on a market price basis for the 12 months ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -19.83%. For the same time period, the underlying index returned -19.68%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price performance differed from the underlying index’s return due to fees and operating expenses associated with the fund.

For the same time period, the fund lagged market-capitalization-weighted growth strategies, as measured by the Russell 1000 Growth Index* (growth index). The growth index is an unmanaged index generally representative of the performance of U.S. large-capitalization growth stocks. The fund’s underperformance versus the growth index was largely due to the different compositions of the fund and the growth index. Specifically, the fund tracks the underlying index, which is designed to identify securities within the investment universe that exhibit higher growth and quality characteristics as well as securities that offer high-quality growth with attractive profitability and valuation relative to their peers. This approach led to underperformance versus the growth index, which selects and weights growth stocks based on market capitalization.

From a broad perspective, stock selection in the information technology sector helped drive underperformance versus the growth index. Within information technology, an underweight allocation to computers and peripherals stocks hampered performance. Underweighting communication services benefited relative performance, led by interactive media and services stocks.

The fund’s allocation began and closed the fiscal year with a bias toward high growth with a 65% weight in high growth and 35% weight in stable growth. However, during the year the fund’s allocations were tilted more toward stable growth, on average. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Growth Index returns for the one-year and since-inception periods ended August 31, 2022, were -19.06% and 12.32%, respectively.
20

Fund Characteristics

AUGUST 31, 2022

STOXX® U.S. Quality Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	21.6%
Semiconductors and Semiconductor Equipment	10.6%
Hotels, Restaurants and Leisure	6.1%
IT Services	5.1%
Biotechnology	4.8%
21

Performance

STOXX® U.S. Quality Value ETF (VALQ)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-7.70%	5.49%	1/11/2018
Market Price	-7.69%	5.50%	1/11/2018
iSTOXX® American Century USA Quality Value Index	-7.41%	5.79%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2022
Net Asset Value — $12,815

iSTOXX® American Century USA Quality Value Index — $12,985

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
22

Portfolio Commentary

Portfolio Managers: Peruvemba Satish, Rene Casis, Will Enderle and Paul Jo

Will Enderle and Paul Jo joined the investment management team in August 2022.

Fund Strategy

American Century STOXX® U.S. Quality Value ETF seeks to track the investment results (before fees and expenses) of the iSTOXX® American Century USA Quality Value Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. From that universe, we use a rules-based methodology that screens and weights stocks based on fundamental measures of quality, value and income. The resulting underlying index is designed to include high-quality securities of large- and mid-capitalization companies that are undervalued or have sustainable income. Although component securities of the underlying index may change from time to time, the index typically consists of 200 to 300 securities.

Performance Review

The fund returned -7.69% on a market price basis for the 12-month period ended August 31, 2022. On a net asset value (NAV) basis, the fund returned -7.70%. For the same time period, the underlying index returned -7.41%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the Russell 1000 Value Index* (value index), a market-capitalization index, returned -6.23%. The value index is an unmanaged index generally representative of the performance of U.S. large-capitalization value stocks. The fund’s performance versus the value index was largely attributable to the different compositions of the fund and the value index. Specifically, the fund tracks the underlying index, which pursues risk-adjusted returns by dynamically allocating among high-quality, attractively valued companies and companies offering sustainable income.

From a broad perspective, the fund’s stock selection in the consumer discretionary sector detracted from performance relative to the value index, especially in the specialty retail industry. Health care also detracted due to stock selection, led by weakness in the biotechnology and health care providers and services industries. Stock choices in industrials and an underweight allocation to financials were top positive contributors to performance.

The fund’s allocation closed the 12-month period with a 65% allocation to value and a 35% allocation to income. Over the course of the year, the allocation to value was as high as 80% and as low as 35%. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Value Index returns for the one-year and since-inception periods ended August 31, 2022, were -6.23% and 6.00%, respectively.
23

Fund Characteristics

AUGUST 31, 2022

STOXX® U.S. Quality Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	0.5%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	6.8%
Semiconductors and Semiconductor Equipment	5.6%
Health Care Providers and Services	5.4%
Biotechnology	5.1%
Equity Real Estate Investment Trusts (REITs)	5.0%
24

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

25

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Low Volatility ETF
Actual	$1,000	$925.40	$1.41	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Quality Convertible Securities ETF
Actual	$1,000	$908.30	$1.54	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
Quality Diversified International ETF
Actual	$1,000	$846.40	$1.82	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Quality Preferred ETF
Actual	$1,000	$960.50	$1.58	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
STOXX® U.S. Quality Growth ETF
Actual	$1,000	$902.30	$1.39	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
STOXX® U.S. Quality Value ETF
Actual	$1,000	$937.00	$1.42	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
26

Schedules of Investments

AUGUST 31, 2022

Low Volatility ETF
	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 3.4%
General Dynamics Corp.	1,090	$249,534
Banks — 2.8%
F.N.B. Corp.	2,007	23,923
JPMorgan Chase & Co.	187	21,268
Truist Financial Corp.	385	18,033
U.S. Bancorp	3,134	142,942
		206,166
Beverages — 5.0%
Coca-Cola Co.	4,940	304,847
PepsiCo, Inc.	384	66,152
		370,999
Biotechnology — 0.4%
Gilead Sciences, Inc.	443	28,117
Capital Markets — 4.7%
FactSet Research Systems, Inc.	52	22,534
Moody's Corp.	195	55,481
MSCI, Inc.	62	27,853
Raymond James Financial, Inc.	188	19,622
S&P Global, Inc.	57	20,074
SEI Investments Co.	2,860	156,442
T. Rowe Price Group, Inc.	377	45,240
		347,246
Chemicals — 4.4%
Dow, Inc.	619	31,569
Linde PLC	803	227,136
LyondellBasell Industries NV, Class A	614	50,962
Sherwin-Williams Co.	87	20,193
		329,860
Commercial Services and Supplies — 5.5%
Cintas Corp.	201	81,775
Copart, Inc.(1)	148	17,708
Republic Services, Inc.	1,052	150,141
Waste Management, Inc.	934	157,874
		407,498
Communications Equipment — 3.7%
Cisco Systems, Inc.	6,106	273,060
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B(1)	466	130,853
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,199	21,031
Verizon Communications, Inc.	809	33,824
		54,855
Electronic Equipment, Instruments and Components — 4.4%
Amphenol Corp., Class A	1,627	119,633
Keysight Technologies, Inc.(1)	204	33,433
27

Low Volatility ETF
	Shares	Value
TE Connectivity Ltd.	1,384	$174,675
		327,741
Equity Real Estate Investment Trusts (REITs) — 2.3%
Mid-America Apartment Communities, Inc.	665	110,170
Public Storage	128	42,346
WP Carey, Inc.	254	21,344
		173,860
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	262	136,790
Food Products — 1.3%
Mondelez International, Inc., Class A	1,195	73,923
Tyson Foods, Inc., Class A	264	19,900
		93,823
Health Care Equipment and Supplies — 7.2%
Abbott Laboratories	1,488	152,743
Edwards Lifesciences Corp.(1)	146	13,155
Intuitive Surgical, Inc.(1)	79	16,253
Medtronic PLC	1,980	174,082
Stryker Corp.	879	180,371
		536,604
Hotels, Restaurants and Leisure — 2.8%
McDonald's Corp.	762	192,237
Starbucks Corp.	197	16,562
		208,799
Household Products — 5.4%
Colgate-Palmolive Co.	1,704	133,270
Procter & Gamble Co.	1,950	268,983
		402,253
Industrial Conglomerates — 0.3%
3M Co.	155	19,274
Insurance — 7.4%
Aflac, Inc.	1,370	81,405
Arch Capital Group Ltd.(1)	1,539	70,363
Brown & Brown, Inc.	473	29,818
Chubb Ltd.	208	39,322
Everest Re Group Ltd.	66	17,757
Hanover Insurance Group, Inc.	152	19,667
Hartford Financial Services Group, Inc.	354	22,766
Marsh & McLennan Cos., Inc.	737	118,930
Travelers Cos., Inc.	732	118,321
WR Berkley Corp.	561	36,353
		554,702
Interactive Media and Services — 1.0%
Alphabet, Inc., Class A(1)	656	70,992
Internet and Direct Marketing Retail — 0.5%
Amazon.com, Inc.(1)	296	37,524
IT Services — 4.8%
Accenture PLC, Class A	372	107,307
Amdocs Ltd.	842	71,966
Visa, Inc., Class A	915	181,819
		361,092
28

Low Volatility ETF
	Shares	Value
Life Sciences Tools and Services — 1.2%
Danaher Corp.	332	$89,610
Machinery — 3.7%
Dover Corp.	858	107,216
IDEX Corp.	281	56,540
Illinois Tool Works, Inc.	352	68,580
Parker-Hannifin Corp.	66	17,490
Snap-on, Inc.	114	24,836
		274,662
Media — 1.1%
Comcast Corp., Class A	2,362	85,481
Multi-Utilities — 1.0%
Brookfield Infrastructure Partners LP	704	29,561
NiSource, Inc.	1,451	42,819
		72,380
Oil, Gas and Consumable Fuels — 3.4%
Devon Energy Corp.	338	23,870
Exxon Mobil Corp.	2,207	210,967
Marathon Petroleum Corp.	200	20,150
		254,987
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.	629	42,401
Johnson & Johnson	854	137,785
Zoetis, Inc.	295	46,176
		226,362
Semiconductors and Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.(1)	191	16,210
Analog Devices, Inc.	219	33,185
Broadcom, Inc.	173	86,346
KLA Corp.	49	16,863
ON Semiconductor Corp.(1)	286	19,668
QUALCOMM, Inc.	129	17,063
		189,335
Software — 4.8%
Adobe, Inc.(1)	38	14,191
Microsoft Corp.	895	234,016
Roper Technologies, Inc.	194	78,100
Synopsys, Inc.(1)	99	34,256
		360,563
Specialty Retail — 1.2%
Home Depot, Inc.	195	56,242
O'Reilly Automotive, Inc.(1)	43	29,976
		86,218
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.	2,427	381,573
Textiles, Apparel and Luxury Goods — 0.2%
NIKE, Inc., Class B	171	18,203
Trading Companies and Distributors — 0.5%
Fastenal Co.	702	35,332
TOTAL COMMON STOCKS (Cost $7,465,448)		7,396,348
29

Low Volatility ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $45,362)	45,362	$45,362
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $7,510,810)		7,441,710
OTHER ASSETS AND LIABILITIES — 0.1%		8,602
TOTAL NET ASSETS — 100.0%		$7,450,312

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
30

AUGUST 31, 2022

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
CONVERTIBLE BONDS — 72.3%
Aerospace and Defense — 0.7%
Parsons Corp., 0.25%, 8/15/25	$170,000	$181,815
Air Freight and Logistics — 0.7%
Air Transport Services Group, Inc., 1.125%, 10/15/24	148,000	164,798
Airlines — 1.0%
American Airlines Group, Inc., 6.50%, 7/1/25	98,000	106,526
Southwest Airlines Co., 1.25%, 5/1/25	122,000	152,896
		259,422
Automobiles — 1.3%
Ford Motor Co., 0.00%, 3/15/26(1)	204,000	222,972
Tesla, Inc., 2.00%, 5/15/24	7,000	93,121
		316,093
Beverages — 1.4%
MGP Ingredients, Inc., 1.875%, 11/15/41(2)	271,000	348,751
Biotechnology — 3.3%
Ascendis Pharma A/S, 2.25%, 4/1/28(2)	96,000	87,080
Exact Sciences Corp., 0.375%, 3/1/28	102,000	70,176
Halozyme Therapeutics, Inc., 0.25%, 3/1/27	261,000	233,921
Insmed, Inc., 0.75%, 6/1/28	94,000	93,389
Intercept Pharmaceuticals, Inc., 3.50%, 2/15/26	72,000	81,630
Neurocrine Biosciences, Inc., 2.25%, 5/15/24	71,000	98,786
Sarepta Therapeutics, Inc., 1.50%, 11/15/24	96,000	160,200
		825,182
Communications Equipment — 2.1%
Lumentum Holdings, Inc., 0.50%, 12/15/26	208,000	219,440
Lumentum Holdings, Inc., 0.50%, 6/15/28(2)	188,000	168,636
Viavi Solutions, Inc., 1.00%, 3/1/24	120,000	140,250
		528,326
Electrical Equipment — 1.0%
Plug Power, Inc., 3.75%, 6/1/25	20,000	111,950
SunPower Corp., 4.00%, 1/15/23	117,000	133,673
		245,623
Electronic Equipment, Instruments and Components — 2.1%
Insight Enterprises, Inc., 0.75%, 2/15/25	256,000	356,608
Vishay Intertechnology, Inc., 2.25%, 6/15/25	178,000	169,611
		526,219
Entertainment — 3.0%
iQIYI, Inc., 2.00%, 4/1/25	132,000	120,120
Live Nation Entertainment, Inc., 2.50%, 3/15/23	68,000	93,975
Pandora Media LLC, 1.75%, 12/1/23	65,000	70,980
Sea Ltd., 0.25%, 9/15/26	239,000	176,027
World Wrestling Entertainment, Inc., 3.375%, 12/15/23	35,000	96,740
Zynga, Inc., 0.25%, 6/1/24	157,000	176,668
		734,510
Equity Real Estate Investment Trusts (REITs) — 0.4%
IIP Operating Partnership LP, 3.75%, 2/21/24(2)	17,000	24,407
31

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Summit Hotel Properties, Inc., 1.50%, 2/15/26	$83,000	$74,077
		98,484
Health Care Equipment and Supplies — 4.5%
CONMED Corp., 2.625%, 2/1/24	132,000	152,460
Dexcom, Inc., 0.25%, 11/15/25	243,000	233,128
Envista Holdings Corp., 2.375%, 6/1/25	78,000	143,949
Haemonetics Corp., 0.00%, 3/1/26(1)	119,000	99,777
Insulet Corp., 0.375%, 9/1/26	110,000	140,635
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25	240,000	222,405
Mesa Laboratories, Inc., 1.375%, 8/15/25	63,000	55,861
Omnicell, Inc., 0.25%, 9/15/25	60,000	71,100
		1,119,315
Health Care Providers and Services — 3.1%
Elevance Health, Inc., 2.75%, 10/15/42	86,000	592,755
Guardant Health, Inc., 0.00%, 11/15/27(1)	215,000	160,262
		753,017
Hotels, Restaurants and Leisure — 3.8%
Airbnb, Inc., 0.00%, 3/15/26(1)	243,000	209,587
Booking Holdings, Inc., 0.75%, 5/1/25	352,000	458,267
Marriott Vacations Worldwide Corp., 0.00%, 1/15/26(1)	97,000	99,134
Royal Caribbean Cruises Ltd., 4.25%, 6/15/23	172,000	169,877
		936,865
Interactive Media and Services — 1.9%
Snap, Inc., 0.75%, 8/1/26	79,000	72,186
Twitter, Inc., 0.25%, 6/15/24	185,000	185,093
Ziff Davis, Inc., 1.75%, 11/1/26(2)	204,000	202,062
		459,341
Internet and Direct Marketing Retail — 2.4%
Etsy, Inc., 0.25%, 6/15/28	149,000	124,713
Match Group Financeco 2, Inc., 0.875%, 6/15/26(2)	150,000	145,875
Match Group Financeco 3, Inc., 2.00%, 1/15/30(2)	137,000	136,700
Pinduoduo, Inc., 0.00%, 12/1/25(1)	203,000	186,557
		593,845
IT Services — 4.1%
Akamai Technologies, Inc., 0.375%, 9/1/27	411,000	414,493
Block, Inc., 0.25%, 11/1/27	143,000	111,124
Cloudflare, Inc., 0.75%, 5/15/25	32,000	57,540
MongoDB, Inc., 0.25%, 1/15/26	53,000	87,357
Okta, Inc., 0.375%, 6/15/26	100,000	84,800
Perficient, Inc., 1.25%, 8/1/25	35,000	56,943
Perficient, Inc., 0.125%, 11/15/26(2)	113,000	90,909
Shift4 Payments, Inc., 0.50%, 8/1/27	127,000	101,282
		1,004,448
Leisure Products — 0.4%
Callaway Golf Co., 2.75%, 5/1/26	62,000	89,319
Machinery — 2.0%
Chart Industries, Inc., 1.00%, 11/15/24(2)	53,000	175,600
John Bean Technologies Corp., 0.25%, 5/15/26	136,000	123,420
Middleby Corp., 1.00%, 9/1/25	147,000	183,088
		482,108
32

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Media — 1.8%
Cable One, Inc., 1.125%, 3/15/28	$92,000	$74,980
Liberty Broadband Corp., 2.75%, 9/30/50(2)	130,000	126,225
Liberty Media Corp., 2.75%, 12/1/49(2)	259,000	239,187
		440,392
Mortgage Real Estate Investment Trusts (REITs) — 2.5%
Apollo Commercial Real Estate Finance, Inc., 5.375%, 10/15/23	171,000	170,038
Arbor Realty Trust, Inc., 4.75%, 11/1/22	105,000	105,945
Blackstone Mortgage Trust, Inc., 5.50%, 3/15/27	184,000	170,430
PennyMac Corp., 5.50%, 3/15/26	195,000	174,623
		621,036
Oil, Gas and Consumable Fuels — 2.9%
EQT Corp., 1.75%, 5/1/26	51,000	165,138
Green Plains, Inc., 2.25%, 3/15/27	50,000	68,475
Pioneer Natural Resources Co., 0.25%, 5/15/25	197,000	484,324
		717,937
Personal Products — 0.4%
Herbalife Nutrition Ltd., 2.625%, 3/15/24	98,000	90,503
Pharmaceuticals — 2.2%
Jazz Investments I Ltd., 2.00%, 6/15/26	339,000	402,139
Pacira BioSciences, Inc., 0.75%, 8/1/25	71,000	70,112
Revance Therapeutics, Inc., 1.75%, 2/15/27	91,000	82,526
		554,777
Professional Services — 1.6%
FTI Consulting, Inc., 2.00%, 8/15/23	99,000	158,984
KBR, Inc., 2.50%, 11/1/23	117,000	226,395
		385,379
Real Estate Management and Development — 0.5%
Zillow Group, Inc., 2.75%, 5/15/25	140,000	136,500
Semiconductors and Semiconductor Equipment — 3.8%
Enphase Energy, Inc., 0.00%, 3/1/26(1)	303,000	358,752
Microchip Technology, Inc., 0.125%, 11/15/24	130,000	136,338
ON Semiconductor Corp., 0.00%, 5/1/27(1)	114,000	163,818
Silicon Laboratories, Inc., 0.625%, 6/15/25	63,000	75,739
SMART Global Holdings, Inc., 2.25%, 2/15/26	94,000	105,468
Wolfspeed, Inc., 0.25%, 2/15/28(2)	78,000	88,530
		928,645
Software — 15.5%
Alarm.com Holdings, Inc., 0.00%, 1/15/26(1)	131,000	110,106
Bentley Systems, Inc., 0.125%, 1/15/26	291,000	265,549
Bill.com Holdings, Inc., 0.00%, 4/1/27(1)(2)	150,000	128,344
CyberArk Software Ltd., 0.00%, 11/15/24(1)	138,000	155,626
Datadog, Inc., 0.125%, 6/15/25	88,000	118,089
Dropbox, Inc., 0.00%, 3/1/28(1)	156,000	138,645
Envestnet, Inc., 1.75%, 6/1/23	68,000	69,360
Five9, Inc., 0.50%, 6/1/25	90,000	91,395
HubSpot, Inc., 0.375%, 6/1/25	66,000	90,387
InterDigital, Inc., 2.00%, 6/1/24	84,000	80,535
Mandiant, Inc., 0.875%, 6/1/24	387,000	435,955
Mitek Systems, Inc., 0.75%, 2/1/26	260,000	220,534
33

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Palo Alto Networks, Inc., 0.375%, 6/1/25	$290,000	$551,870
Pegasystems, Inc., 0.75%, 3/1/25	129,000	107,634
Progress Software Corp., 1.00%, 4/15/26	241,000	244,133
Rapid7, Inc., 0.25%, 3/15/27	173,000	149,645
Splunk, Inc., 1.125%, 9/15/25	169,000	161,142
Tyler Technologies, Inc., 0.25%, 3/15/26	159,000	159,159
Varonis Systems, Inc., 1.25%, 8/15/25	174,000	196,968
Workday, Inc., 0.25%, 10/1/22	86,000	96,234
Workiva, Inc., 1.125%, 8/15/26	149,000	164,049
Zscaler, Inc., 0.125%, 7/1/25	65,000	81,933
		3,817,292
Specialty Retail — 0.6%
Burlington Stores, Inc., 2.25%, 4/15/25	136,000	141,610
Technology Hardware, Storage and Peripherals — 1.3%
Pure Storage, Inc., 0.125%, 4/15/23	268,000	318,920
TOTAL CONVERTIBLE BONDS (Cost $18,996,007)		17,820,472
CONVERTIBLE PREFERRED STOCKS — 19.4%
Banks — 2.4%
Bank of America Corp., 7.25%	237	291,294
Wells Fargo & Co., 7.50%	233	290,668
		581,962
Capital Markets — 1.8%
AMG Capital Trust II, 5.15%, 10/15/37	2,974	149,057
KKR & Co. Inc., 6.00%, 9/15/23	4,568	286,265
		435,322
Electric Utilities — 2.2%
American Electric Power Co., Inc., 6.125%, 8/15/23	4,799	263,513
NextEra Energy, Inc., 6.22%, 9/1/23	5,125	268,678
		532,191
Electronic Equipment, Instruments and Components — 0.5%
II-VI, Inc., 6.00%, 7/1/23	580	118,094
Equity Real Estate Investment Trusts (REITs) — 0.6%
LXP Industrial Trust, 6.50%	2,949	152,700
Gas Utilities — 0.7%
Spire, Inc., 7.50%, 3/1/24	3,300	165,396
Health Care Equipment and Supplies — 2.9%
Becton Dickinson & Co., 6.00%, 6/1/23	6,960	351,480
Boston Scientific Corp., 5.50%, 6/1/23	3,436	363,278
		714,758
Life Sciences Tools and Services — 1.8%
Danaher Corp., 5.00%, 4/15/23	323	454,999
Metals and Mining — 0.4%
ArcelorMittal SA, 5.50%, 5/18/23	1,687	95,585
Multi-Utilities — 1.7%
DTE Energy Co., 6.25%, 11/1/22	4,839	248,386
NiSource, Inc., 7.75%, 3/1/24	1,578	178,140
		426,526
34

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Semiconductors and Semiconductor Equipment — 1.9%
Broadcom, Inc., 8.00%, 9/30/22	294	$459,872
Wireless Telecommunication Services — 2.5%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(2)	528	630,474
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,009,184)		4,767,879
COMMON STOCKS — 5.1%
Biotechnology — 0.2%
PTC Therapeutics, Inc.(3)	975	48,691
Communications Equipment — 0.2%
Viavi Solutions, Inc.(3)	3,469	48,843
Consumer Finance — 1.0%
Encore Capital Group, Inc.(3)	4,270	233,484
Electric Utilities — 1.0%
Southern Co.	3,287	253,329
Electrical Equipment — 0.1%
SunPower Corp.(3)	1,041	24,984
Equity Real Estate Investment Trusts (REITs) — 0.4%
Invitation Homes, Inc.	2,603	94,437
Food Products — 1.0%
Bunge Ltd.	2,370	235,033
Hotels, Restaurants and Leisure — 0.9%
Bloomin' Brands, Inc.	11,335	229,194
Software — 0.3%
Alteryx, Inc., Class A(3)	927	57,771
Avalara, Inc.(3)	256	23,447
		81,218
TOTAL COMMON STOCKS (Cost $1,252,395)		1,249,213
SHORT-TERM INVESTMENTS — 2.9%
Money Market Funds — 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $723,066)	723,066	723,066
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $25,980,652)		24,560,630
OTHER ASSETS AND LIABILITIES — 0.3%		77,555
TOTAL NET ASSETS — 100.0%		$24,638,185

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,592,780, which represented 10.5% of total net assets.
(3)Non-income producing.

See Notes to Financial Statements.
35

AUGUST 31, 2022

Quality Diversified International ETF
	Shares	Value
COMMON STOCKS — 98.9%
Australia — 5.6%
Aristocrat Leisure Ltd.	13,291	$320,797
ASX Ltd.	26,763	1,424,655
Australia & New Zealand Banking Group Ltd.	15,377	237,706
BlueScope Steel Ltd.	37,625	422,146
Computershare Ltd.	16,624	277,250
CSL Ltd.	1,098	219,619
Fortescue Metals Group Ltd.	192,924	2,397,577
Goodman Group	14,865	197,675
IGO Ltd.	47,826	428,008
Incitec Pivot Ltd.	132,955	351,354
James Hardie Industries PLC	29,036	658,112
Lynas Rare Earths Ltd.(1)	60,801	363,229
Macquarie Group Ltd.	1,605	192,043
Medibank Pvt Ltd.	106,736	268,865
REA Group Ltd.	2,664	229,739
Sonic Healthcare Ltd.	68,399	1,581,726
South32 Ltd.	145,511	400,695
WiseTech Global Ltd.	9,113	359,959
Woodside Energy Group Ltd.	12,924	300,205
		10,631,360
Austria — 1.0%
ANDRITZ AG	5,990	275,877
OMV AG	30,499	1,228,874
Verbund AG	3,353	320,405
voestalpine AG	9,471	190,580
		2,015,736
Belgium — 0.6%
D'ieteren Group	1,435	216,328
KBC Group NV	4,445	211,993
Proximus SADP	16,072	204,581
Solvay SA	2,835	228,859
UCB SA	3,143	220,849
		1,082,610
Canada — 8.7%
Alimentation Couche-Tard, Inc.	4,771	205,029
ARC Resources Ltd.	18,975	261,938
Canadian Natural Resources Ltd.	7,935	435,010
Canadian Tire Corp. Ltd., Class A	13,059	1,535,938
CGI, Inc.(1)	3,270	258,941
Constellation Software, Inc.	1,514	2,279,064
Dollarama, Inc.	6,805	414,409
Empire Co. Ltd., Class A	10,059	286,525
Fairfax Financial Holdings Ltd.	482	240,290
George Weston Ltd.	5,054	577,803
Gildan Activewear, Inc.(2)	7,221	213,548
Great-West Lifeco, Inc.(2)	10,183	239,194
Imperial Oil Ltd.	5,223	256,348
Loblaw Cos. Ltd.	17,234	1,523,090
36

Quality Diversified International ETF
	Shares	Value
Lundin Mining Corp.	31,370	$163,138
Manulife Financial Corp.	181,033	3,131,739
Metro, Inc.(2)	5,523	290,500
Nutrien Ltd.	2,724	250,072
Open Text Corp.(2)	7,369	232,121
Pembina Pipeline Corp.	5,377	189,885
Shaw Communications, Inc., B Shares(2)	7,649	196,154
Suncor Energy, Inc.(2)	14,610	472,668
Teck Resources Ltd., Class B	6,738	228,200
TFI International, Inc.	2,639	263,287
Toromont Industries Ltd.	3,301	255,514
Tourmaline Oil Corp.	17,213	1,017,695
West Fraser Timber Co. Ltd.	10,077	901,548
Wheaton Precious Metals Corp.(2)	5,936	181,196
		16,500,844
China — 5.0%
ANTA Sports Products Ltd.	77,200	929,676
BYD Co. Ltd., H Shares	30,500	939,867
China Coal Energy Co. Ltd., H Shares	602,000	535,339
China Shenhua Energy Co. Ltd., H Shares	495,500	1,554,022
COSCO SHIPPING Holdings Co. Ltd., Class H	623,500	930,798
CSPC Pharmaceutical Group Ltd.	884,000	896,751
JD.com, Inc., ADR	820	52,062
Li Ning Co. Ltd.	70,500	642,136
NetEase, Inc., ADR	10,655	943,074
Orient Overseas International Ltd.	18,000	501,749
Want Want China Holdings Ltd.	1,095,000	771,341
Yankuang Energy Group Co. Ltd., H Shares(2)	166,000	657,096
Zhongsheng Group Holdings Ltd.	33,000	156,036
		9,509,947
Denmark — 2.2%
AP Moller - Maersk A/S, B Shares	457	1,096,413
Carlsberg A/S, B Shares	2,176	282,554
Danske Bank A/S	17,344	231,593
Novo Nordisk A/S, B Shares	19,424	2,076,693
Novozymes A/S, B Shares	3,389	194,507
Pandora A/S	6,096	366,227
		4,247,987
Finland — 1.9%
Elisa Oyj	4,169	222,951
Fortum Oyj	15,021	154,513
Kesko Oyj, B Shares	8,626	181,471
Nokia Oyj	188,044	947,622
Orion Oyj, Class B	10,496	475,890
Stora Enso Oyj, R Shares	26,200	390,012
Valmet Oyj	24,965	632,797
Wartsila Oyj Abp	65,527	540,286
		3,545,542
France — 11.0%
ArcelorMittal SA	9,341	221,700
AXA SA	10,990	258,832
37

Quality Diversified International ETF
	Shares	Value
BNP Paribas SA	4,864	$226,031
Bouygues SA	43,512	1,278,164
Bureau Veritas SA	7,460	185,157
Capgemini SE	1,430	247,072
Carrefour SA	86,756	1,448,000
Cie de Saint-Gobain	33,797	1,361,267
Cie Generale des Etablissements Michelin SCA	1,652	40,179
Eiffage SA	5,332	468,976
Electricite de France SA(2)	31,834	380,615
Engie SA	21,503	255,393
Eurofins Scientific SE	2,308	159,686
Hermes International	1,624	2,079,963
Ipsen SA	5,516	528,637
Kering SA	1,936	971,393
Klepierre SA(1)	12,174	249,716
L'Oreal SA	6,711	2,304,854
Legrand SA	2,488	180,018
LVMH Moet Hennessy Louis Vuitton SE	1,399	902,728
Orange SA	78,678	796,802
Pernod Ricard SA	1,139	208,993
Publicis Groupe SA	6,363	310,675
Remy Cointreau SA	1,393	258,350
Rexel SA(1)	27,395	444,948
Sanofi	33,418	2,731,915
Sartorius Stedim Biotech	2,548	931,960
Societe Generale SA	10,332	227,773
STMicroelectronics NV	6,166	214,886
Teleperformance	828	235,820
Thales SA	2,273	274,035
TotalEnergies SE(2)	4,646	235,226
Unibail-Rodamco-Westfield(1)	3,944	202,759
Vivendi SE	23,277	210,993
		21,033,516
Germany — 5.1%
Bayerische Motoren Werke AG	13,312	980,810
Brenntag SE	2,784	182,540
Carl Zeiss Meditec AG	1,612	200,628
Covestro AG	30,397	916,528
CTS Eventim AG & Co. KGaA(1)	3,354	180,324
Evonik Industries AG	108,730	2,027,284
GEA Group AG	41,728	1,451,584
Hannover Rueck SE	1,407	207,372
HeidelbergCement AG	19,136	864,133
K+S AG	9,887	225,241
Knorr-Bremse AG	4,062	196,865
Merck KGaA	1,161	199,437
Muenchener Rueckversicherungs-Gesellschaft AG	1,133	270,697
Nemetschek SE	3,015	177,614
Rational AG	330	177,989
Rheinmetall AG	1,063	168,746
RWE AG	4,889	186,649
38

Quality Diversified International ETF
	Shares	Value
Siemens Healthineers AG	4,623	$225,908
Symrise AG	1,949	203,932
Uniper SE	10,748	58,156
Volkswagen AG, Preference Shares	1,668	237,255
Wacker Chemie AG	2,753	391,526
		9,731,218
Hong Kong — 0.7%
Chow Tai Fook Jewellery Group Ltd.	262,400	528,134
SITC International Holdings Co. Ltd.	146,000	370,232
Xinyi Glass Holdings Ltd.	217,000	400,775
		1,299,141
Ireland — 0.1%
Bank of Ireland Group PLC	47,996	295,730
Israel — 1.2%
Bank Hapoalim BM	23,202	240,546
Bank Leumi Le-Israel BM	49,482	523,085
ICL Group Ltd.	96,262	919,175
Israel Discount Bank Ltd., A Shares	46,822	286,253
Mizrahi Tefahot Bank Ltd.	6,538	265,905
		2,234,964
Italy — 2.4%
A2A SpA	165,365	185,298
Assicurazioni Generali SpA	15,242	223,551
CNH Industrial NV	20,180	245,693
Eni SpA	21,705	256,400
Ferrari NV	1,264	244,006
Italgas SpA	33,358	171,583
Leonardo SpA	32,351	264,754
Mediobanca Banca di Credito Finanziario SpA	27,753	219,690
Moncler SpA	4,794	213,293
Recordati Industria Chimica e Farmaceutica SpA	4,808	196,166
Stellantis NV	142,431	1,897,256
UniCredit SpA	41,061	401,818
		4,519,508
Japan — 19.8%
Advantest Corp.	3,100	175,570
AGC, Inc.	7,300	247,754
Ajinomoto Co., Inc.	8,700	240,467
Astellas Pharma, Inc.	30,700	435,258
Bandai Namco Holdings, Inc.	2,800	210,102
BayCurrent Consulting, Inc.	1,300	382,031
Brother Industries Ltd.	44,900	859,274
Canon, Inc.(2)	11,000	263,442
Capcom Co. Ltd.	9,500	259,300
Chugai Pharmaceutical Co. Ltd.	7,900	203,884
CyberAgent, Inc.	39,700	387,046
Daiichi Sankyo Co. Ltd.	8,000	240,414
Daito Trust Construction Co. Ltd.	2,400	236,106
Dentsu Group, Inc.	8,200	264,081
Eisai Co. Ltd.	6,700	273,180
Fuji Electric Co. Ltd.	4,500	194,410
39

Quality Diversified International ETF
	Shares	Value
FUJIFILM Holdings Corp.	5,000	$253,834
Fujitsu Ltd.	1,800	211,812
Hirose Electric Co. Ltd.	1,500	212,546
Hitachi Ltd.	5,200	259,803
Honda Motor Co. Ltd.	11,200	298,169
Hoya Corp.	2,000	203,954
INPEX Corp.	52,700	605,767
ITOCHU Corp.	9,500	261,447
Itochu Techno-Solutions Corp.	11,100	280,132
Japan Tobacco, Inc.	159,400	2,700,780
Kao Corp.	59,200	2,563,376
Kawasaki Kisen Kaisha Ltd.(2)	2,700	170,824
KDDI Corp.	7,000	214,208
Keyence Corp.	4,800	1,802,274
Kirin Holdings Co. Ltd.	45,500	749,010
Komatsu Ltd.	12,600	263,576
Konami Group Corp.	7,100	360,323
Kyocera Corp.	4,800	266,802
Marubeni Corp.	38,600	402,300
Mazda Motor Corp.	32,600	288,709
MEIJI Holdings Co. Ltd.	5,600	266,778
MISUMI Group, Inc.	9,400	230,734
Mitsubishi Corp.	9,400	307,762
Mitsubishi Electric Corp.	25,100	253,764
Mitsubishi Heavy Industries Ltd.	7,200	277,564
Mitsui & Co. Ltd.	22,800	535,096
Mitsui OSK Lines Ltd.(2)	10,300	268,352
Mizuho Financial Group, Inc.	23,400	267,939
Murata Manufacturing Co. Ltd.	3,400	183,078
NEC Corp.	20,300	740,375
Nintendo Co. Ltd.	500	204,673
NIPPON EXPRESS HOLDINGS, Inc.	4,700	258,607
Nippon Steel Corp.	18,900	298,546
Nippon Telegraph & Telephone Corp.	22,100	599,004
Nippon Yusen KK(2)	5,800	442,390
Nissan Chemical Corp.	5,500	277,104
Nissin Foods Holdings Co. Ltd.	3,200	228,948
Nitto Denko Corp.	3,200	197,225
NTT Data Corp.	17,500	246,266
Obayashi Corp.	38,900	269,055
Olympus Corp.	61,600	1,311,910
Ono Pharmaceutical Co. Ltd.	11,800	281,668
Open House Group Co. Ltd.	10,300	403,121
Otsuka Corp.	8,600	277,986
Otsuka Holdings Co. Ltd.	8,400	274,366
Recruit Holdings Co. Ltd.	15,400	489,575
Ricoh Co. Ltd.	98,500	774,156
Rohm Co. Ltd.	3,300	246,899
SCSK Corp.	68,300	1,112,149
Seiko Epson Corp.(2)	56,900	894,116
Sekisui Chemical Co. Ltd.	19,200	261,760
40

Quality Diversified International ETF
	Shares	Value
Sekisui House Ltd.	80,400	$1,367,172
Shimano, Inc.	1,200	212,291
Shin-Etsu Chemical Co. Ltd.	1,500	174,199
Shinko Electric Industries Co. Ltd.	5,800	161,447
Shionogi & Co. Ltd.	4,000	195,299
SMC Corp.	400	189,772
Sompo Holdings, Inc.	4,700	201,518
SUMCO Corp.	16,900	229,382
Sumitomo Metal Mining Co. Ltd.	5,000	157,333
Sumitomo Mitsui Financial Group, Inc.(2)	9,000	271,469
Sumitomo Mitsui Trust Holdings, Inc.	9,100	283,039
Suntory Beverage & Food Ltd.	13,100	478,499
T&D Holdings, Inc.	24,100	263,201
Taisei Corp.	9,700	294,099
TIS, Inc.	10,500	299,006
Tokio Marine Holdings, Inc.	3,700	205,052
Tokyo Electron Ltd.	2,800	878,183
Toppan, Inc.	14,600	229,288
Toray Industries, Inc.	53,400	304,724
Trend Micro, Inc.	4,700	289,370
Yakult Honsha Co. Ltd.	3,900	230,668
Yamaha Motor Co. Ltd.	10,600	219,677
ZOZO, Inc.	24,600	543,739
		37,601,358
Netherlands — 3.8%
Aalberts NV	9,926	363,986
Adyen NV(1)	255	393,502
ASM International NV	1,378	374,663
ASML Holding NV	3,097	1,511,693
BE Semiconductor Industries NV	3,519	167,166
Heineken Holding NV	6,395	453,649
Heineken NV	2,136	191,982
IMCD NV	1,434	197,829
ING Groep NV	24,655	216,087
Koninklijke Ahold Delhaize NV	16,734	460,299
Koninklijke Philips NV	66,659	1,107,072
Randstad NV	26,192	1,219,781
Signify NV	6,948	197,503
Wolters Kluwer NV	3,505	342,764
		7,197,976
Norway — 1.8%
Aker BP ASA	33,503	1,173,638
DNB Bank ASA	13,808	262,545
Equinor ASA	17,165	666,184
Mowi ASA(2)	8,326	170,697
Norsk Hydro ASA	34,925	239,973
Salmar ASA	2,927	193,555
Telenor ASA	20,270	221,815
TOMRA Systems ASA	10,663	242,974
Yara International ASA	6,957	294,264
		3,465,645
41

Quality Diversified International ETF
	Shares	Value
Portugal — 0.2%
Galp Energia SGPS SA	21,073	$227,567
Jeronimo Martins SGPS SA	10,513	233,091
		460,658
Singapore — 1.4%
DBS Group Holdings Ltd.	9,500	221,193
Oversea-Chinese Banking Corp. Ltd.	32,200	277,536
Singapore Exchange Ltd.	248,700	1,687,681
Singapore Technologies Engineering Ltd.	110,300	293,922
United Overseas Bank Ltd.	12,900	251,543
		2,731,875
South Korea — 1.0%
Celltrion, Inc.	1,760	247,733
HMM Co. Ltd.	21,067	347,186
KT Corp.	7,731	214,251
LG Innotek Co. Ltd.	1,774	451,586
NCSoft Corp.	379	106,504
SK Hynix, Inc.	7,797	548,191
		1,915,451
Spain — 2.3%
ACS Actividades de Construccion y Servicios SA(2)	11,860	264,236
Banco Bilbao Vizcaya Argentaria SA	97,359	436,869
Banco Santander SA	153,226	370,914
Bankinter SA	67,758	347,245
Fluidra SA	8,136	130,133
Repsol SA	80,708	1,048,242
Telefonica SA	437,954	1,807,442
		4,405,081
Sweden — 3.9%
Alleima AB(1)	2,703	10,854
Assa Abloy AB, Class B	8,732	176,858
Atlas Copco AB, A Shares	19,184	194,737
Epiroc AB, A Shares	11,104	169,900
Evolution AB	8,213	657,067
Getinge AB, B Shares	9,549	176,862
H & M Hennes & Mauritz AB, B Shares(2)	34,226	355,448
Industrivarden AB, A Shares	22,344	495,186
Indutrade AB	9,518	176,235
Lifco AB, B Shares	10,440	162,166
Orron Energy AB(2)	17,799	33,854
Sandvik AB	13,517	210,737
Skanska AB, B Shares	16,055	237,175
SKF AB, B Shares	15,686	235,174
SSAB AB, A Shares	124,633	599,453
Svenska Handelsbanken AB, A Shares	28,145	230,512
Swedbank AB, A Shares	18,320	236,784
Swedish Match AB	83,213	835,387
Swedish Orphan Biovitrum AB(1)	13,776	304,199
Telefonaktiebolaget LM Ericsson, B Shares	139,309	1,041,812
Trelleborg AB, B Shares	11,875	246,765
Volvo AB, B Shares	38,983	617,502
		7,404,667
42

Quality Diversified International ETF
	Shares	Value
Switzerland — 5.4%
Baloise Holding AG	1,629	$235,095
Cie Financiere Richemont SA, Class A	1,938	216,723
DKSH Holding AG	3,321	247,091
EMS-Chemie Holding AG	1,428	1,002,794
Geberit AG	391	180,660
Holcim AG(1)	5,596	248,046
Kuehne + Nagel International AG	6,525	1,507,999
Novartis AG	25,740	2,082,058
Partners Group Holding AG	1,601	1,545,371
Roche Holding AG	1,442	464,672
Sika AG	775	174,371
Sonova Holding AG	607	159,928
Straumann Holding AG	4,434	485,890
Swatch Group AG, Bearer Shares	1,077	261,167
Swiss Re AG	9,506	739,145
VAT Group AG(1)	2,176	520,296
Zurich Insurance Group AG	469	208,189
		10,279,495
Taiwan — 1.5%
Evergreen Marine Corp. Taiwan Ltd.	114,000	326,692
Globalwafers Co. Ltd.	21,000	332,238
MediaTek, Inc.	33,000	714,012
momo.com, Inc.	8,800	208,670
Taiwan Semiconductor Manufacturing Co. Ltd.	30,000	491,093
Unimicron Technology Corp.	74,000	362,580
Wan Hai Lines Ltd.	16,100	45,376
Yang Ming Marine Transport Corp.	128,000	327,907
		2,808,568
United Kingdom — 11.8%
Anglo American PLC	10,100	324,558
Ashtead Group PLC	19,026	934,706
Associated British Foods PLC	12,785	225,796
Auto Trader Group PLC	31,915	240,980
Avast PLC	45,545	373,818
Aviva PLC	51,426	249,480
B&M European Value Retail SA	56,720	243,226
BAE Systems PLC	62,191	560,098
Barratt Developments PLC	74,135	367,027
Berkeley Group Holdings PLC	5,264	222,841
BP PLC	66,481	339,713
Bunzl PLC	6,200	205,618
Burberry Group PLC	10,017	202,631
Coca-Cola HBC AG(1)	37,960	866,222
Compass Group PLC	9,653	207,646
DCC PLC	3,940	226,764
Dechra Pharmaceuticals PLC	5,037	203,711
Diageo PLC	16,508	717,213
Evraz PLC(3)	199,959	23
Experian PLC	13,451	408,177
Ferguson PLC	1,910	221,193
43

Quality Diversified International ETF
	Shares	Value
Glencore PLC(1)	42,350	$231,551
GSK PLC	150,616	2,407,599
Hargreaves Lansdown PLC	60,059	568,589
HomeServe PLC	33,751	464,631
Howden Joinery Group PLC	51,681	341,708
Imperial Brands PLC	102,334	2,250,513
InterContinental Hotels Group PLC	3,478	188,807
Intertek Group PLC	3,701	169,871
Investec PLC	98,831	475,055
Kingfisher PLC	336,087	902,820
Lloyds Banking Group PLC	479,873	243,178
Mondi PLC	25,527	433,331
NatWest Group PLC	89,991	256,804
Next PLC	2,647	178,254
Pearson PLC	29,311	293,344
Persimmon PLC	10,156	173,780
RELX PLC	7,581	198,813
Rightmove PLC	72,359	508,612
Rio Tinto PLC	6,850	378,191
RS GROUP PLC	17,708	222,760
Sage Group PLC	33,649	278,906
Shell PLC	16,416	434,648
Taylor Wimpey PLC	681,170	854,551
Tesco PLC	91,055	262,991
Unilever PLC	5,769	261,695
Vodafone Group PLC	1,402,692	1,877,997
WPP PLC	24,013	206,825
		22,407,265
United States — 0.5%
Ovintiv, Inc.	16,591	881,754
TOTAL COMMON STOCKS (Cost $210,097,941)		188,207,896
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,178,830	1,178,830
State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,364,843	1,364,843
TOTAL SHORT-TERM INVESTMENTS (Cost $2,543,673)		2,543,673
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $212,641,614)		190,751,569
OTHER ASSETS AND LIABILITIES — (0.3)%		(502,194)
TOTAL NET ASSETS — 100.0%		$190,249,375

44

Quality Diversified International ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	16.6%
Information Technology	12.1%
Consumer Discretionary	12.0%
Consumer Staples	12.0%
Health Care	11.8%
Financials	10.4%
Materials	10.2%
Energy	6.8%
Communication Services	5.7%
Utilities	0.9%
Real Estate	0.4%
Short-Term Investments	1.4%
Other Assets and Liabilities	(0.3)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,558,796. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,842,885, which includes securities collateral of $2,478,042.

See Notes to Financial Statements.
45

AUGUST 31, 2022

Quality Preferred ETF
	Shares/Principal Amount	Value
PREFERRED STOCKS — 83.9%
Automobiles — 0.4%
Ford Motor Co., 6.00%	4,200	$100,044
Banks — 25.5%
Bank of America Corp., 3.69%	4,892	90,796
Bank of America Corp., 5.875%	242,000	219,615
Bank of America Corp., 5.875%	4,331	108,405
Bank of America Corp., 6.00%	8,202	205,296
Bank of America Corp., 6.25%	169,000	167,450
Citigroup, Inc., 6.30%	183,000	177,281
Citigroup, Inc., 6.875%	15,296	387,754
Citigroup, Inc., 7.125%	15,120	388,433
Citizens Financial Group, Inc., 6.35%	8,200	203,770
Fifth Third Bancorp, 6.00%	4,440	109,979
First Citizens BancShares, Inc., 5.375%	2,680	59,040
First Republic Bank, 4.00%	3,480	59,682
First Republic Bank, 5.125%	12,065	268,084
JPMorgan Chase & Co., 5.75%	6,672	164,865
JPMorgan Chase & Co., 6.75%	319,000	321,138
JPMorgan Chase & Co., Series EE, 6.00%	6,598	166,599
JPMorgan Chase & Co., Series R, 6.00%	334,000	327,504
KeyCorp, 5.65%	9,193	219,713
Old National Bancorp., 7.00%	4,154	107,173
PNC Financial Services Group, Inc., 6.85%	10,617	267,761
Regions Financial Corp., 5.70%	3,960	91,753
Synovus Financial Corp., 6.30%	8,200	195,980
Truist Financial Corp., 4.00%	4,243	81,890
Truist Financial Corp., 4.80%	164,000	152,757
U.S. Bancorp, 3.50%	4,400	86,504
USB Capital IX, 3.53%	179,000	136,765
Wells Fargo & Co., 5.85%	19,723	473,549
Wells Fargo & Co., 5.90%	490,000	462,193
		5,701,729
Capital Markets — 15.2%
Affiliated Managers Group, Inc., 4.20%	4,320	74,606
Affiliated Managers Group, Inc., 5.875%	14,803	345,206
Goldman Sachs Group, Inc., 4.00%	5,243	100,980
Goldman Sachs Group, Inc., 5.50%	13,730	336,111
Goldman Sachs Group, Inc., 6.375%	6,360	160,526
Morgan Stanley, 6.375%	5,960	151,801
Morgan Stanley, 6.875%	11,600	294,640
Morgan Stanley, 7.125%	15,440	394,801
Oaktree Capital Group LLC, 6.55%	15,918	385,057
Oaktree Capital Group LLC, 6.625%	15,739	380,884
State Street Corp., 5.625%	392,000	365,540
State Street Corp., 5.90%	13,490	333,203
Stifel Financial Corp., 6.25%	3,457	86,079
		3,409,434
46

Quality Preferred ETF
	Shares/Principal Amount	Value
Consumer Finance — 0.6%
Capital One Financial Corp., 4.375%	7,399	$130,888
Diversified Financial Services — 3.1%
Apollo Asset Management, Inc., 6.375%	22,720	550,960
Equitable Holdings, Inc., 5.25%	6,900	146,073
		697,033
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 5.00%	4,800	101,472
Qwest Corp., 6.75%	6,280	145,382
		246,854
Electric Utilities — 2.8%
Duke Energy Corp., 5.625%	10,400	257,400
NextEra Energy Capital Holdings, Inc., 5.65%	4,880	118,926
SCE Trust VI, 5.00%	9,337	179,737
Southern Co., 4.20%	3,106	59,262
		615,325
Equity Real Estate Investment Trusts (REITs) — 2.0%
Digital Realty Trust, Inc., 5.25%	3,440	80,530
Kimco Realty Corp., 5.25%	4,201	101,118
Public Storage, 5.05%	4,440	107,937
Public Storage, 5.15%	6,680	162,257
		451,842
Food Products — 1.0%
CHS, Inc., 6.75%	4,200	108,066
CHS, Inc., 7.10%	4,160	107,619
		215,685
Industrial Conglomerates — 1.8%
General Electric Co., 5.16%	426,000	404,487
Insurance — 13.6%
Allstate Corp., 5.10%	4,755	105,228
Allstate Corp., 5.10%	4,631	111,561
Allstate Corp., 5.625%	2,920	71,657
American Equity Investment Life Holding Co., 5.95%	5,104	119,025
American Equity Investment Life Holding Co., 6.625%	2,360	58,032
Arch Capital Group Ltd., 5.45%	4,826	109,502
Aspen Insurance Holdings Ltd., 5.625%	4,832	102,245
Athene Holding Ltd., 4.875%	3,564	66,968
Athene Holding Ltd., 5.625%	8,762	192,326
Athene Holding Ltd., 6.35%	3,493	85,404
Athene Holding Ltd., 6.375%	3,760	96,482
Axis Capital Holdings Ltd., 5.50%	4,925	107,759
Brighthouse Financial, Inc., 5.375%	5,335	106,113
Brighthouse Financial, Inc., 6.60%	7,080	175,159
Enstar Group Ltd., 7.00%	8,332	204,800
Hartford Financial Services Group, Inc., 6.00%	13,485	336,586
MetLife, Inc., 4.10%	2,600	53,508
MetLife, Inc., 5.625%	3,560	87,362
Progressive Corp., 5.375%	179,000	166,470
Reinsurance Group of America, Inc., 6.20%	9,400	235,282
RenaissanceRe Holdings Ltd., 5.75%	14,319	329,480
47

Quality Preferred ETF
	Shares/Principal Amount	Value
W R Berkley Corp., 5.10%	2,800	$60,844
W R Berkley Corp., 5.70%	2,760	64,336
		3,046,129
Leisure Products — 1.1%
Brunswick Corp., 6.50%	5,080	127,102
Brunswick Corp., 6.625%	4,441	115,910
		243,012
Mortgage Real Estate Investment Trusts (REITs) — 5.6%
AGNC Investment Corp., 6.125%	9,637	206,810
AGNC Investment Corp., 6.50%	9,080	201,848
Annaly Capital Management, Inc., 6.50%	7,080	158,875
Chimera Investment Corp., 7.75%	4,560	93,298
Chimera Investment Corp., 8.00%	8,160	175,277
MFA Financial, Inc., 6.50%	8,120	158,259
Rithm Capital Corp., 6.375%	13,809	269,690
		1,264,057
Multi-Utilities — 4.4%
Algonquin Power & Utilities Corp., 6.20%	3,541	85,905
Algonquin Power & Utilities Corp., 6.875%	6,920	171,477
CMS Energy Corp., 5.875%	6,240	149,760
CMS Energy Corp., 5.875%	4,360	106,646
DTE Energy Co., 4.375%	4,530	86,115
NiSource, Inc., 6.50%	7,160	181,148
Sempra Energy, 4.875%	213,000	206,284
		987,335
Oil, Gas and Consumable Fuels — 2.6%
DCP Midstream LP, 7.875%	11,308	282,135
Enbridge, Inc., 6.375%	12,056	296,095
		578,230
Real Estate Management and Development — 1.1%
Brookfield Property Partners LP, 5.75%	13,716	245,516
Trading Companies and Distributors — 1.3%
Triton International Ltd., 6.875%	7,337	179,023
WESCO International, Inc., 10.625%	3,640	101,265
		280,288
Wireless Telecommunication Services — 0.7%
United States Cellular Corp., 6.25%	7,336	158,824
TOTAL PREFERRED STOCKS (Cost $20,615,887)		18,776,712
CONVERTIBLE PREFERRED STOCKS — 7.1%
Banks — 0.9%
Bank of America Corp., 7.25%	91	111,847
Wells Fargo & Co., 7.50%	80	99,800
		211,647
Electric Utilities — 1.1%
American Electric Power Co., Inc., 6.125%, 8/15/23	2,513	137,989
NextEra Energy, Inc., 6.22%, 9/1/23	1,978	103,696
		241,685
Health Care Equipment and Supplies — 1.8%
Becton Dickinson & Co., 6.00%, 6/1/23	4,448	224,624
48

Quality Preferred ETF
	Shares/Principal Amount	Value
Boston Scientific Corp., 5.50%, 6/1/23	1,680	$177,621
		402,245
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., 6.875%, 2/15/24	1,342	130,550
Life Sciences Tools and Services — 0.7%
Danaher Corp., 5.00%, 4/15/23	111	156,362
Multi-Utilities — 1.6%
DTE Energy Co., 6.25%, 11/1/22	3,910	200,700
NiSource, Inc., 7.75%, 3/1/24	1,315	148,451
		349,151
Thrifts and Mortgage Finance — 0.4%
New York Community Capital Trust V, 6.00%, 11/1/51	1,900	86,673
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,652,548)		1,578,313
CORPORATE BONDS — 2.3%
Insurance — 0.9%
Allstate Corp., VRN, 5.75%, 8/15/53	$231,000	212,231
Oil, Gas and Consumable Fuels — 1.4%
Enbridge, Inc., VRN, 5.50%, 7/15/77	91,000	83,322
Transcanada Trust, VRN, 5.30%, 3/15/77	248,000	230,022
		313,344
TOTAL CORPORATE BONDS (Cost $556,878)		525,575
COMMON STOCKS — 2.0%
Electric Utilities — 1.0%
Southern Co.	2,786	214,717
Multi-Utilities — 1.0%
Dominion Energy, Inc.	2,853	233,376
TOTAL COMMON STOCKS (Cost $454,162)		448,093
SHORT-TERM INVESTMENTS — 4.0%
Money Market Funds — 4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $904,709)	904,709	904,709
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $24,184,184)		22,233,402
OTHER ASSETS AND LIABILITIES — 0.7%		160,404
TOTAL NET ASSETS — 100.0%		$22,393,806

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

See Notes to Financial Statements.
49

AUGUST 31, 2022

STOXX® U.S. Quality Growth ETF
	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 0.2%
Howmet Aerospace, Inc.	11,849	$419,810
Air Freight and Logistics — 1.3%
Expeditors International of Washington, Inc.	2,235	229,959
United Parcel Service, Inc., Class B	16,462	3,202,024
		3,431,983
Auto Components — 0.2%
Autoliv, Inc.	5,481	426,367
Automobiles — 1.7%
Tesla, Inc.(1)	15,934	4,391,570
Beverages — 0.5%
Brown-Forman Corp., Class B	5,772	419,625
Constellation Brands, Inc., Class A	1,737	427,389
Monster Beverage Corp.(1)	4,910	436,155
		1,283,169
Biotechnology — 4.8%
AbbVie, Inc.	1,730	232,616
Exelixis, Inc.(1)	75,060	1,331,565
Incyte Corp.(1)	3,317	233,616
Neurocrine Biosciences, Inc.(1)	34,337	3,592,680
Regeneron Pharmaceuticals, Inc.(1)	5,589	3,247,544
Vertex Pharmaceuticals, Inc.(1)	13,125	3,698,100
		12,336,121
Building Products — 0.8%
Masco Corp.	36,187	1,840,833
Owens Corning	2,689	219,772
		2,060,605
Capital Markets — 3.9%
Ameriprise Financial, Inc.	2,428	650,728
Blackstone, Inc.	6,532	613,616
FactSet Research Systems, Inc.	5,251	2,275,468
LPL Financial Holdings, Inc.	3,014	667,089
MarketAxess Holdings, Inc.	2,690	668,707
Moody's Corp.	788	224,202
MSCI, Inc.	9,916	4,454,664
Raymond James Financial, Inc.	2,217	231,388
Tradeweb Markets, Inc., Class A	6,171	429,440
		10,215,302
Chemicals — 1.2%
Air Products and Chemicals, Inc.	1,679	423,864
CF Industries Holdings, Inc.	12,320	1,274,627
Chemours Co.	20,576	694,028
Corteva, Inc.	7,079	434,863
Mosaic Co.	3,892	209,662
		3,037,044
Commercial Services and Supplies — 1.5%
Cintas Corp.	1,033	420,266
Republic Services, Inc.	3,034	433,012
Waste Management, Inc.	18,716	3,163,566
		4,016,844
50

STOXX® U.S. Quality Growth ETF
	Shares	Value
Communications Equipment — 1.4%
Arista Networks, Inc.(1)	30,219	$3,622,654
Construction and Engineering — 0.2%
WillScot Mobile Mini Holdings Corp.(1)	10,518	422,192
Construction Materials — 0.1%
Eagle Materials, Inc.	1,881	225,005
Diversified Consumer Services — 0.3%
H&R Block, Inc.	20,589	926,505
Electrical Equipment — 0.1%
Generac Holdings, Inc.(1)	1,795	395,636
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	3,665	625,616
Keysight Technologies, Inc.(1)	3,990	653,921
		1,279,537
Equity Real Estate Investment Trusts (REITs) — 1.4%
Camden Property Trust	3,239	416,244
Equinix, Inc.	649	426,633
Gaming and Leisure Properties, Inc.	8,684	419,177
National Retail Properties, Inc.	9,634	432,567
SBA Communications Corp.	3,685	1,198,546
Weyerhaeuser Co.	20,235	691,227
		3,584,394
Food and Staples Retailing — 2.3%
Casey's General Stores, Inc.	1,102	235,575
Costco Wholesale Corp.	9,754	5,092,563
Sysco Corp.	7,972	655,458
		5,983,596
Food Products — 1.3%
Archer-Daniels-Midland Co.	7,576	665,855
Hershey Co.	2,951	663,001
Lamb Weston Holdings, Inc.	25,050	1,992,226
		3,321,082
Gas Utilities — 0.1%
National Fuel Gas Co.	3,248	231,485
Health Care Equipment and Supplies — 2.2%
ABIOMED, Inc.(1)	1,631	422,886
DexCom, Inc.(1)	40,527	3,331,724
Edwards Lifesciences Corp.(1)	7,126	642,052
Hologic, Inc.(1)	3,387	228,826
IDEXX Laboratories, Inc.(1)	1,855	644,835
ResMed, Inc.	1,953	429,504
		5,699,827
Health Care Providers and Services — 0.7%
AmerisourceBergen Corp.	1,603	234,936
Chemed Corp.	500	238,095
HCA Healthcare, Inc.	1,129	223,395
Humana, Inc.	904	435,529
Molina Healthcare, Inc.(1)	736	248,304
UnitedHealth Group, Inc.	827	429,486
		1,809,745
51

STOXX® U.S. Quality Growth ETF
	Shares	Value
Health Care Technology — 0.9%
Veeva Systems, Inc., Class A(1)	12,314	$2,454,426
Hotels, Restaurants and Leisure — 6.1%
Chipotle Mexican Grill, Inc.(1)	2,836	4,528,525
Choice Hotels International, Inc.	1,992	228,502
Churchill Downs, Inc.	2,099	413,692
Marriott International, Inc., Class A	42,338	6,509,044
Texas Roadhouse, Inc.	14,861	1,319,063
Vail Resorts, Inc.	12,278	2,758,621
		15,757,447
Household Durables — 0.1%
Tempur Sealy International, Inc.	8,895	222,464
Household Products — 0.2%
Colgate-Palmolive Co.	2,979	232,988
Kimberly-Clark Corp.	1,814	231,321
		464,309
Insurance — 0.7%
Arthur J. Gallagher & Co.	2,343	425,418
Kinsale Capital Group, Inc.	1,663	421,704
Progressive Corp.	3,541	434,304
WR Berkley Corp.	6,634	429,883
		1,711,309
Interactive Media and Services — 2.7%
Alphabet, Inc., Class C(1)	24,576	2,682,470
Meta Platforms, Inc., Class A(1)	14,282	2,326,966
ZoomInfo Technologies, Inc.(1)	42,478	1,929,351
		6,938,787
Internet and Direct Marketing Retail — 1.2%
Etsy, Inc.(1)	4,133	436,486
MercadoLibre, Inc.(1)	3,184	2,723,466
		3,159,952
IT Services — 5.1%
Accenture PLC, Class A	1,445	416,825
Automatic Data Processing, Inc.	1,734	423,807
Cognizant Technology Solutions Corp., Class A	3,596	227,159
EPAM Systems, Inc.(1)	4,554	1,942,281
Gartner, Inc.(1)	9,370	2,673,449
Globant SA(1)	1,960	413,109
GoDaddy, Inc., Class A(1)	8,538	647,351
Mastercard, Inc., Class A	18,883	6,125,079
Visa, Inc., Class A	2,134	424,047
		13,293,107
Life Sciences Tools and Services — 3.2%
Agilent Technologies, Inc.	3,292	422,199
Bio-Techne Corp.	1,249	414,431
Bruker Corp.	7,358	412,048
IQVIA Holdings, Inc.(1)	1,907	405,543
Mettler-Toledo International, Inc.(1)	520	630,479
Repligen Corp.(1)	7,535	1,652,953
West Pharmaceutical Services, Inc.	14,992	4,447,976
		8,385,629
52

STOXX® U.S. Quality Growth ETF
	Shares	Value
Machinery — 0.4%
Chart Industries, Inc.(1)	4,404	$853,760
Lincoln Electric Holdings, Inc.	1,654	226,085
		1,079,845
Media — 0.1%
Nexstar Media Group, Inc., Class A	1,237	236,663
Metals and Mining — 0.1%
Nucor Corp.	2,554	339,529
Oil, Gas and Consumable Fuels — 3.4%
Chesapeake Energy Corp.	9,289	933,452
ConocoPhillips	6,145	672,570
Coterra Energy, Inc.	7,711	238,347
Devon Energy Corp.	32,231	2,276,153
Diamondback Energy, Inc.	1,769	235,772
HF Sinclair Corp.	12,479	656,770
Marathon Oil Corp.	9,141	233,918
Marathon Petroleum Corp.	6,470	651,853
Matador Resources Co.	3,843	229,043
Occidental Petroleum Corp.	9,247	656,537
Pioneer Natural Resources Co.	2,650	671,033
SM Energy Co.	10,422	459,298
Texas Pacific Land Corp.	385	708,577
Valero Energy Corp.	1,954	228,852
		8,852,175
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	1,614	410,569
Pharmaceuticals — 2.4%
Eli Lilly & Co.	1,385	417,204
Merck & Co., Inc.	37,385	3,191,184
Pfizer, Inc.	46,389	2,098,174
Zoetis, Inc.	2,704	423,257
		6,129,819
Professional Services — 0.5%
Robert Half International, Inc.	17,891	1,377,070
Real Estate Management and Development — 0.1%
CBRE Group, Inc., Class A(1)	2,888	228,036
Road and Rail — 3.7%
J.B. Hunt Transport Services, Inc.	18,913	3,291,240
Landstar System, Inc.	1,558	228,450
Old Dominion Freight Line, Inc.	18,310	4,969,517
Saia, Inc.(1)	3,995	826,286
XPO Logistics, Inc.(1)	4,233	221,894
		9,537,387
Semiconductors and Semiconductor Equipment — 10.6%
Advanced Micro Devices, Inc.(1)	36,853	3,127,714
Applied Materials, Inc.	22,957	2,159,565
Enphase Energy, Inc.(1)	9,763	2,796,514
KLA Corp.	6,399	2,202,088
Lam Research Corp.	504	220,707
Lattice Semiconductor Corp.(1)	22,588	1,217,493
Microchip Technology, Inc.	3,415	222,829
53

STOXX® U.S. Quality Growth ETF
	Shares	Value
Micron Technology, Inc.	3,939	$222,672
Monolithic Power Systems, Inc.	8,033	3,640,395
NVIDIA Corp.	38,448	5,803,341
ON Semiconductor Corp.(1)	24,690	1,697,931
Power Integrations, Inc.	6,009	429,824
QUALCOMM, Inc.	16,482	2,180,074
SolarEdge Technologies, Inc.(1)	1,488	410,643
Teradyne, Inc.	2,502	211,769
Texas Instruments, Inc.	1,360	224,685
Universal Display Corp.	5,771	644,794
		27,413,038
Software — 21.6%
Adobe, Inc.(1)	8,270	3,088,349
Aspen Technology, Inc.(1)	3,179	669,497
Atlassian Corp. PLC, Class A(1)	1,681	416,317
Autodesk, Inc.(1)	25,027	5,048,947
Cadence Design Systems, Inc.(1)	37,268	6,476,060
Crowdstrike Holdings, Inc., Class A(1)	13,236	2,417,026
Datadog, Inc., Class A(1)	24,334	2,553,853
Fair Isaac Corp.(1)	1,418	637,249
Five9, Inc.(1)	4,284	420,303
Fortinet, Inc.(1)	81,233	3,955,235
HubSpot, Inc.(1)	5,087	1,714,523
Intuit, Inc.	10,127	4,372,636
Microsoft Corp.	13,708	3,584,231
Palantir Technologies, Inc., Class A(1)	212,668	1,641,797
Palo Alto Networks, Inc.(1)	6,222	3,464,472
Paycom Software, Inc.(1)	7,179	2,521,265
Paylocity Holding Corp.(1)	1,792	431,872
PTC, Inc.(1)	5,772	663,145
Salesforce, Inc.(1)	2,574	401,853
ServiceNow, Inc.(1)	8,202	3,564,753
Synopsys, Inc.(1)	13,407	4,639,090
Trade Desk, Inc., Class A(1)	40,556	2,542,861
Workday, Inc., Class A(1)	2,757	453,692
Zoom Video Communications, Inc., Class A(1)	2,812	226,085
		55,905,111
Specialty Retail — 2.3%
AutoNation, Inc.(1)	3,733	465,132
Dick's Sporting Goods, Inc.	4,374	465,262
Floor & Decor Holdings, Inc., Class A(1)	5,016	408,102
Lowe's Cos., Inc.	1,143	221,902
Murphy USA, Inc.	810	235,037
O'Reilly Automotive, Inc.(1)	1,290	899,285
Ulta Beauty, Inc.(1)	5,667	2,379,403
Williams-Sonoma, Inc.	5,809	864,089
		5,938,212
Technology Hardware, Storage and Peripherals — 2.2%
Apple, Inc.	22,481	3,534,463
NetApp, Inc.	3,068	221,295
Pure Storage, Inc., Class A(1)	65,434	1,895,623
		5,651,381
54

STOXX® U.S. Quality Growth ETF
	Shares	Value
Textiles, Apparel and Luxury Goods — 2.7%
lululemon athletica, Inc.(1)	11,821	$3,545,827
NIKE, Inc., Class B	23,926	2,546,923
Tapestry, Inc.	26,223	910,725
		7,003,475
Trading Companies and Distributors — 0.2%
Univar Solutions, Inc.(1)	16,636	419,560
W.W. Grainger, Inc.	413	229,190
		648,750
Wireless Telecommunication Services — 2.4%
T-Mobile US, Inc.(1)	42,615	6,134,855
TOTAL COMMON STOCKS (Cost $259,113,977)		258,393,818
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $692,303)	692,303	692,303
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $259,806,280)		259,086,121
OTHER ASSETS AND LIABILITIES†		46,842
TOTAL NET ASSETS — 100.0%		$259,132,963

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
55

AUGUST 31, 2022

STOXX® U.S. Quality Value ETF
	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 2.4%
General Dynamics Corp.	1,469	$336,298
Huntington Ingalls Industries, Inc.	1,447	333,186
Lockheed Martin Corp.	8,400	3,528,924
Raytheon Technologies Corp.	3,637	326,421
Textron, Inc.	5,221	325,686
		4,850,515
Air Freight and Logistics — 1.7%
FedEx Corp.	12,266	2,585,796
United Parcel Service, Inc., Class B	4,571	889,105
		3,474,901
Airlines — 0.3%
Alaska Air Group, Inc.(1)	7,568	329,662
Southwest Airlines Co.(1)	9,069	332,832
		662,494
Auto Components — 0.2%
BorgWarner, Inc.	8,992	338,998
Automobiles — 1.2%
Ford Motor Co.	93,428	1,423,843
Harley-Davidson, Inc.	8,445	325,724
Thor Industries, Inc.	7,847	635,685
		2,385,252
Banks — 2.9%
Citigroup, Inc.	36,162	1,765,067
Citizens Financial Group, Inc.	47,951	1,758,843
Comerica, Inc.	8,122	652,197
KeyCorp	79,018	1,397,828
Popular, Inc.	4,316	333,282
		5,907,217
Beverages — 0.3%
Molson Coors Beverage Co., Class B	6,280	324,488
PepsiCo, Inc.	1,950	335,926
		660,414
Biotechnology — 5.1%
AbbVie, Inc.	18,724	2,517,629
Amgen, Inc.	10,619	2,551,746
Biogen, Inc.(1)	1,707	333,514
Gilead Sciences, Inc.	41,025	2,603,857
Moderna, Inc.(1)	12,306	1,627,714
Regeneron Pharmaceuticals, Inc.(1)	579	336,434
United Therapeutics Corp.(1)	1,584	358,966
		10,329,860
Building Products — 0.3%
Johnson Controls International PLC	6,132	331,986
Owens Corning	4,464	364,843
		696,829
Capital Markets — 1.6%
Bank of New York Mellon Corp.	8,037	333,777
Franklin Resources, Inc.	27,513	717,264
56

STOXX® U.S. Quality Value ETF
	Shares	Value
Morgan Stanley	6,195	$527,938
State Street Corp.	4,878	333,411
T. Rowe Price Group, Inc.	11,916	1,429,920
		3,342,310
Chemicals — 3.3%
CF Industries Holdings, Inc.	3,140	324,864
Dow, Inc.	46,785	2,386,035
DuPont de Nemours, Inc.	5,770	321,043
Huntsman Corp.	11,493	322,034
LyondellBasell Industries NV, Class A	20,455	1,697,765
Mosaic Co.	22,578	1,216,277
Olin Corp.	9,842	537,964
		6,805,982
Communications Equipment — 0.2%
F5, Inc.(1)	2,088	327,941
Construction and Engineering — 0.2%
EMCOR Group, Inc.	2,819	335,236
Consumer Finance — 0.2%
American Express Co.	2,155	327,560
Containers and Packaging — 0.4%
Packaging Corp. of America	4,010	549,049
Sealed Air Corp.	6,057	325,927
		874,976
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	1,173	329,378
Diversified Telecommunication Services — 3.1%
AT&T, Inc.	193,271	3,389,973
Verizon Communications, Inc.	70,302	2,939,327
		6,329,300
Electric Utilities — 4.7%
Alliant Energy Corp.	4,422	269,919
American Electric Power Co., Inc.	6,730	674,346
Duke Energy Corp.	3,158	337,622
Entergy Corp.	17,542	2,022,593
FirstEnergy Corp.	4,777	188,930
NRG Energy, Inc.	75,299	3,108,343
OGE Energy Corp.	17,904	725,828
Pinnacle West Capital Corp.	24,434	1,841,102
Southern Co.	2,379	183,349
Xcel Energy, Inc.	2,475	183,769
		9,535,801
Electrical Equipment — 0.2%
Emerson Electric Co.	3,974	324,835
Electronic Equipment, Instruments and Components — 0.9%
Corning, Inc.	15,004	514,937
Flex Ltd.(1)	21,647	385,533
II-VI, Inc.(1)	6,426	303,500
Jabil, Inc.	5,928	357,459
TE Connectivity Ltd.	2,640	333,194
		1,894,623
57

STOXX® U.S. Quality Value ETF
	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 5.0%
Apartment Income REIT Corp.	4,361	$178,147
Brixmor Property Group, Inc.	29,552	634,777
Crown Castle, Inc.	1,089	186,034
CubeSmart	3,809	175,404
Essex Property Trust, Inc.	664	176,000
Extra Space Storage, Inc.	1,088	216,218
Federal Realty Investment Trust	8,848	896,037
Gaming and Leisure Properties, Inc.	36,520	1,762,820
Host Hotels & Resorts, Inc.	18,276	324,764
Kimco Realty Corp.	9,094	191,702
Lamar Advertising Co., Class A	14,749	1,384,784
Life Storage, Inc.	1,672	212,762
National Retail Properties, Inc.	40,512	1,818,989
Omega Healthcare Investors, Inc.	10,585	345,706
STORE Capital Corp.	54,117	1,460,077
Weyerhaeuser Co.	9,547	326,125
		10,290,346
Food and Staples Retailing — 4.4%
Kroger Co.	56,712	2,718,774
Walgreens Boots Alliance, Inc.	106,565	3,736,169
Walmart, Inc.	19,355	2,565,505
		9,020,448
Food Products — 4.5%
Archer-Daniels-Midland Co.	3,846	338,025
Campbell Soup Co.	38,793	1,954,391
General Mills, Inc.	26,891	2,065,229
J.M. Smucker Co.	4,024	563,320
Kellogg Co.	2,482	180,541
Kraft Heinz Co.	31,474	1,177,127
Tyson Foods, Inc., Class A	39,026	2,941,780
		9,220,413
Gas Utilities — 0.1%
UGI Corp.	4,650	183,675
Health Care Equipment and Supplies — 0.5%
Becton Dickinson and Co.	1,345	339,505
DENTSPLY SIRONA, Inc.	10,058	329,601
Medtronic PLC	3,795	333,656
		1,002,762
Health Care Providers and Services — 5.4%
Cardinal Health, Inc.	5,060	357,843
Centene Corp.(1)	32,870	2,949,754
Cigna Corp.	1,774	502,840
CVS Health Corp.	3,423	335,967
DaVita, Inc.(1)	11,381	970,686
Elevance Health, Inc.	710	344,428
HCA Healthcare, Inc.	9,823	1,943,677
Henry Schein, Inc.(1)	4,655	341,724
Humana, Inc.	706	340,137
Laboratory Corp. of America Holdings	1,475	332,273
Molina Healthcare, Inc.(1)	1,068	360,311
58

STOXX® U.S. Quality Value ETF
	Shares	Value
Quest Diagnostics, Inc.	2,677	$335,455
Tenet Healthcare Corp.(1)	16,570	936,205
UnitedHealth Group, Inc.	646	335,487
Universal Health Services, Inc., Class B	5,984	585,475
		10,972,262
Hotels, Restaurants and Leisure — 1.0%
Boyd Gaming Corp.	6,109	332,513
Darden Restaurants, Inc.	10,638	1,316,027
Expedia Group, Inc.(1)	3,225	331,046
		1,979,586
Household Durables — 1.7%
Leggett & Platt, Inc.	18,803	718,651
Lennar Corp., Class A	4,118	318,939
Mohawk Industries, Inc.(1)	9,061	999,972
PulteGroup, Inc.	8,121	330,200
Whirlpool Corp.	6,554	1,026,356
		3,394,118
Household Products — 1.2%
Colgate-Palmolive Co.	2,327	181,995
Kimberly-Clark Corp.	15,777	2,011,883
Procter & Gamble Co.	1,334	184,012
		2,377,890
Industrial Conglomerates — 1.0%
3M Co.	16,312	2,028,397
Insurance — 1.7%
Alleghany Corp.(1)	415	349,090
First American Financial Corp.	3,252	173,982
MetLife, Inc.	5,197	334,323
Principal Financial Group, Inc.	2,661	198,936
Reinsurance Group of America, Inc.	2,708	339,475
Unum Group	53,708	2,032,848
		3,428,654
Interactive Media and Services — 2.6%
Alphabet, Inc., Class C(1)	26,734	2,918,016
Meta Platforms, Inc., Class A(1)	14,500	2,362,485
		5,280,501
Internet and Direct Marketing Retail — 0.2%
eBay, Inc.	7,504	331,152
IT Services — 4.9%
Accenture PLC, Class A	1,129	325,671
Akamai Technologies, Inc.(1)	3,695	333,585
Amdocs Ltd.	3,975	339,743
Cognizant Technology Solutions Corp., Class A	41,728	2,635,958
Concentrix Corp.	7,842	986,367
Genpact Ltd.	7,327	344,222
International Business Machines Corp.	26,095	3,351,903
PayPal Holdings, Inc.(1)	3,615	337,785
Visa, Inc., Class A	1,666	331,051
Western Union Co.	70,413	1,043,521
		10,029,806
59

STOXX® U.S. Quality Value ETF
	Shares	Value
Leisure Products — 0.2%
Brunswick Corp.	4,259	$318,190
Machinery — 0.8%
AGCO Corp.	3,033	329,718
Caterpillar, Inc.	1,758	324,720
Cummins, Inc.	1,527	328,870
Dover Corp.	2,590	323,646
Parker-Hannifin Corp.	1,196	316,940
		1,623,894
Media — 2.1%
Altice USA, Inc., Class A(1)	67,042	670,420
Charter Communications, Inc., Class A(1)	797	328,866
Comcast Corp., Class A	9,299	336,531
Fox Corp., Class A	9,995	341,629
Interpublic Group of Cos., Inc.	43,922	1,214,004
Omnicom Group, Inc.	21,500	1,438,350
		4,329,800
Metals and Mining — 0.7%
Alcoa Corp.	16,996	840,962
Nucor Corp.	2,424	322,246
Steel Dynamics, Inc.	4,030	325,302
		1,488,510
Multi-Utilities — 0.2%
Ameren Corp.	1,955	181,072
WEC Energy Group, Inc.	2,126	219,276
		400,348
Multiline Retail — 1.2%
Macy's, Inc.	36,687	635,419
Target Corp.	11,722	1,879,505
		2,514,924
Oil, Gas and Consumable Fuels — 6.8%
Antero Resources Corp.(1)	8,244	330,419
APA Corp.	25,962	1,015,374
Chesapeake Energy Corp.(2)	3,368	338,450
Chevron Corp.	13,560	2,143,294
Exxon Mobil Corp.	22,527	2,153,356
HF Sinclair Corp.	9,746	512,932
Marathon Oil Corp.	13,258	339,272
Marathon Petroleum Corp.	3,299	332,374
Murphy Oil Corp.	8,949	348,743
Occidental Petroleum Corp.	4,694	333,274
Ovintiv, Inc.	19,299	1,025,549
PDC Energy, Inc.	10,210	693,361
Phillips 66	19,782	1,769,698
SM Energy Co.	15,116	666,162
Valero Energy Corp.	15,043	1,761,836
		13,764,094
Paper and Forest Products — 0.3%
Louisiana-Pacific Corp.	11,945	647,777
Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	4,890	329,635
60

STOXX® U.S. Quality Value ETF
	Shares	Value
Johnson & Johnson	13,194	$2,128,720
Merck & Co., Inc.	28,470	2,430,199
Organon & Co.	11,524	328,780
Perrigo Co. PLC	8,678	324,731
Pfizer, Inc.	99,071	4,480,981
		10,023,046
Professional Services — 1.1%
CACI International, Inc., Class A(1)	1,244	349,402
Leidos Holdings, Inc.	3,505	333,150
ManpowerGroup, Inc.	11,355	832,549
Nielsen Holdings PLC	12,558	349,615
Robert Half International, Inc.	4,325	332,895
		2,197,611
Real Estate Management and Development — 0.3%
CBRE Group, Inc., Class A(1)	4,190	330,842
Jones Lang LaSalle, Inc.(1)	1,933	334,409
		665,251
Road and Rail — 0.8%
CSX Corp.	10,289	325,647
Norfolk Southern Corp.	1,329	323,120
Union Pacific Corp.	1,462	328,233
XPO Logistics, Inc.(1)	12,278	643,613
		1,620,613
Semiconductors and Semiconductor Equipment — 5.6%
Analog Devices, Inc.	2,093	317,152
Applied Materials, Inc.	3,330	313,253
Broadcom, Inc.	978	488,130
Intel Corp.	90,188	2,878,801
Microchip Technology, Inc.	4,954	323,248
Micron Technology, Inc.	39,990	2,260,635
MKS Instruments, Inc.	3,199	318,652
ON Semiconductor Corp.(1)	22,789	1,567,199
Qorvo, Inc.(1)	3,429	307,856
QUALCOMM, Inc.	2,632	348,135
Skyworks Solutions, Inc.	14,039	1,383,543
Synaptics, Inc.(1)	2,611	301,858
Teradyne, Inc.	3,629	307,159
Texas Instruments, Inc.	1,972	325,794
		11,441,415
Software — 1.1%
Check Point Software Technologies Ltd.(1)	2,850	342,684
Microsoft Corp.	1,254	327,883
NortonLifeLock, Inc.	14,954	337,811
Oracle Corp. (New York)	4,547	337,160
Salesforce, Inc.(1)	2,010	313,801
VMware, Inc., Class A	2,873	333,354
Zoom Video Communications, Inc., Class A(1)	4,079	327,952
		2,320,645
Specialty Retail — 3.2%
Advance Auto Parts, Inc.	1,932	325,813
AutoNation, Inc.(1)	5,415	674,709
61

STOXX® U.S. Quality Value ETF
	Shares	Value
Bath & Body Works, Inc.	9,218	$344,108
Best Buy Co., Inc.	36,804	2,601,675
Dick's Sporting Goods, Inc.(2)	6,344	674,811
Home Depot, Inc.	1,129	325,626
Lowe's Cos., Inc.	1,657	321,690
Murphy USA, Inc.	1,176	341,240
Williams-Sonoma, Inc.	6,319	939,951
		6,549,623
Technology Hardware, Storage and Peripherals — 4.3%
Apple, Inc.	12,572	1,976,570
Dell Technologies, Inc., Class C	7,299	279,479
Hewlett Packard Enterprise Co.	163,594	2,224,878
HP, Inc.	103,696	2,977,112
NetApp, Inc.	4,450	320,978
Seagate Technology Holdings PLC	15,131	1,013,172
		8,792,189
Textiles, Apparel and Luxury Goods — 0.8%
Capri Holdings Ltd.(1)	6,746	318,276
PVH Corp.	10,326	580,837
Ralph Lauren Corp.	5,475	500,032
Tapestry, Inc.	9,508	330,213
		1,729,358
Tobacco — 1.4%
Altria Group, Inc.	7,537	340,070
Philip Morris International, Inc.	26,568	2,536,978
		2,877,048
Trading Companies and Distributors — 0.2%
United Rentals, Inc.(1)	1,094	319,492
TOTAL COMMON STOCKS (Cost $207,115,471)		202,898,260
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	340,212	340,212
State Street Navigator Securities Lending Government Money Market Portfolio(3)	600,005	600,005
TOTAL SHORT-TERM INVESTMENTS (Cost $940,217)		940,217
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $208,055,688)		203,838,477
OTHER ASSETS AND LIABILITIES — (0.1)%		(193,924)
TOTAL NET ASSETS — 100.0%		$203,644,553

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $790,512. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $801,453, which includes securities collateral of $201,448.

See Notes to Financial Statements.
62

Statements of Assets and Liabilities

AUGUST 31, 2022
	Low Volatility ETF	Quality Convertible Securities ETF
Assets
Investment securities, at value (cost of $7,510,810 and $25,980,652, respectively)	$7,441,710	$24,560,630
Dividends and interest receivable	10,525	84,411
	7,452,235	24,645,041

Liabilities
Accrued management fees	1,923	6,856

Net Assets	$7,450,312	$24,638,185

Shares outstanding (unlimited number of shares authorized)	180,000	600,000

Net Asset Value Per Share	$41.39	$41.06

Net Assets Consist of:
Capital paid in	$8,069,394	$28,660,267
Distributable earnings	(619,082)	(4,022,082)
	$7,450,312	$24,638,185

See Notes to Financial Statements.
63

AUGUST 31, 2022
	Quality Diversified International ETF	Quality Preferred ETF
Assets
Investment securities, at value (cost of $211,276,771 and $24,184,184, respectively) — including $3,558,796 and $—, respectively of securities on loan	$189,386,726	$22,233,402
Investment made with cash collateral received for securities on loan, at value (cost of $1,364,843 and $—, respectively)	1,364,843	—
Total investment securities, at value (cost of $212,641,614 and $24,184,184, respectively)	190,751,569	22,233,402
Foreign currency holdings, at value (cost of $12,286 and $—, respectively)	12,253	—
Dividends and interest receivable	912,624	166,659
Securities lending receivable	3,744	—
	191,680,190	22,400,061

Liabilities
Payable for collateral received for securities on loan	1,364,843	—
Accrued management fees	65,972	6,255
	1,430,815	6,255

Net Assets	$190,249,375	$22,393,806

Shares outstanding (unlimited number of shares authorized)	4,950,000	615,000

Net Asset Value Per Share	$38.43	$36.41

Net Assets Consist of:
Capital paid in	$238,417,263	$24,932,402
Distributable earnings	(48,167,888)	(2,538,596)
	$190,249,375	$22,393,806

See Notes to Financial Statements.
64

AUGUST 31, 2022
	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Assets
Investment securities, at value (cost of $259,806,280 and $207,455,683, respectively) — including $— and $790,512, respectively of securities on loan	$259,086,121	$203,238,472
Investment made with cash collateral received for securities on loan, at value (cost of $— and $600,005, respectively)	—	600,005
Total investment securities, at value (cost of $259,806,280 and $208,055,688, respectively)	259,086,121	203,838,477
Receivable for investments sold	79,636,065	54,241,945
Receivable for capital shares sold	—	5,984,300
Dividends and interest receivable	515,259	722,495
Securities lending receivable	—	70
	339,237,445	264,787,287

Liabilities
Payable for collateral received for securities on loan	—	600,005
Payable for investments purchased	80,041,719	54,637,433
Payable for capital shares redeemed	—	5,852,425
Accrued management fees	62,763	52,871
	80,104,482	61,142,734

Net Assets	$259,132,963	$203,644,553

Shares outstanding (unlimited number of shares authorized)	4,300,000	4,350,000

Net Asset Value Per Share	$60.26	$46.81

Net Assets Consist of:
Capital paid in	$307,835,086	$229,515,611
Distributable earnings	(48,702,123)	(25,871,058)
	$259,132,963	$203,644,553

See Notes to Financial Statements.
65

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Low Volatility ETF	Quality Convertible Securities ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $105 and $—, respectively)	$134,229	$317,603
Interest	163	187,658
	134,392	505,261
Expenses:
Management fees	21,528	76,593

Net investment income (loss)	112,864	428,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(184,372)	(1,495,888)
Change in net unrealized appreciation (depreciation) on investments	(853,772)	(2,374,184)

Net realized and unrealized gain (loss)	(1,038,144)	(3,870,072)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(925,280)	$(3,441,404)

See Notes to Financial Statements.
66

YEAR ENDED AUGUST 31, 2022
	Quality Diversified International ETF	Quality Preferred ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $813,572 and $83, respectively)	$7,394,818	$915,771
Interest	3,461	102,226
Securities lending, net	54,338	—
	7,452,617	1,017,997

Expenses:
Management fees	820,589	66,377
Other expenses	449	—
	821,038	66,377

Net investment income (loss)	6,631,579	951,620

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(20,714,345)	(562,701)
Foreign currency translation transactions	(26,135)	—
	(20,740,480)	(562,701)

Change in net unrealized appreciation (depreciation) on:
Investments	(46,361,540)	(2,353,989)
Translation of assets and liabilities in foreign currencies	(37,897)	—
	(46,399,437)	(2,353,989)

Net realized and unrealized gain (loss)	(67,139,917)	(2,916,690)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,508,338)	$(1,965,070)

See Notes to Financial Statements.
67

YEAR ENDED AUGUST 31, 2022
	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $751, respectively)	$1,704,112	$5,713,152
Securities lending, net	6,175	1,889
Interest	2,853	2,350
	1,713,140	5,717,391
Expenses:
Management fees	670,267	624,809
Other expenses	—	475
	670,267	625,284

Net investment income (loss)	1,042,873	5,092,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(22,578,679)	14,286,072
Change in net unrealized appreciation (depreciation) on investments	(33,328,949)	(37,284,433)

Net realized and unrealized gain (loss)	(55,907,628)	(22,998,361)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,864,755)	$(17,906,254)

See Notes to Financial Statements.
68

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Low Volatility ETF		Quality Convertible Securities ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)	August 31, 2022	August 31, 2021(2)
Operations
Net investment income (loss)	$112,864	$40,657	$428,668	$147,026
Net realized gain (loss)	(184,372)	165,605	(1,495,888)	(523,605)
Change in net unrealized appreciation (depreciation)	(853,772)	784,672	(2,374,184)	954,162
Net increase (decrease) in net assets resulting from operations	(925,280)	990,934	(3,441,404)	577,583

Distributions to Shareholders
From earnings	(98,904)	(27,228)	(478,670)	(104,616)

Capital Share Transactions
Proceeds from shares sold	4,872,033	6,851,065	10,241,059	25,554,072
Payments for shares redeemed	(2,830,681)	(1,381,627)	(7,753,296)	—
Other capital	—	—	26,490	16,967
Net increase (decrease) in net assets from capital share transactions	2,041,352	5,469,438	2,514,253	25,571,039

Net increase (decrease) in net assets	1,017,168	6,433,144	(1,405,821)	26,044,006

Net Assets
Beginning of period	6,433,144	—	26,044,006	—
End of period	$7,450,312	$6,433,144	$24,638,185	$26,044,006

Transactions in Shares of the Funds
Sold	105,000	165,000	220,000	540,000
Redeemed	(60,000)	(30,000)	(160,000)	—
Net increase (decrease) in shares of the funds	45,000	135,000	60,000	540,000
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
69

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021 (EXCEPT AS NOTED)
	Quality Diversified International ETF		Quality Preferred ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$6,631,579	$3,487,829	$951,620	$344,799
Net realized gain (loss)	(20,740,480)	13,029,182	(562,701)	175,516
Change in net unrealized appreciation (depreciation)	(46,399,437)	13,883,259	(2,353,989)	403,207
Net increase (decrease) in net assets resulting from operations	(60,508,338)	30,400,270	(1,965,070)	923,522

Distributions to Shareholders
From earnings	(6,315,055)	(3,209,185)	(961,361)	(292,191)

Capital Share Transactions
Proceeds from shares sold	69,646,490	129,800,116	11,206,587	26,206,795
Payments for shares redeemed	(20,994,370)	(49,841,406)	(8,412,358)	(4,335,252)
Other capital	—	—	11,268	11,866
Net increase (decrease) in net assets from capital share transactions	48,652,120	79,958,710	2,805,497	21,883,409

Net increase (decrease) in net assets	(18,171,273)	107,149,795	(120,934)	22,514,740

Net Assets
Beginning of period	208,420,648	101,270,853	22,514,740	—
End of period	$190,249,375	$208,420,648	$22,393,806	$22,514,740

Transactions in Shares of the Funds
Sold	1,400,000	2,600,000	285,000	645,000
Redeemed	(400,000)	(1,000,000)	(210,000)	(105,000)
Net increase (decrease) in shares of the funds	1,000,000	1,600,000	75,000	540,000
(1)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
70

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	STOXX® U.S. Quality Growth ETF		STOXX® U.S. Quality Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$1,042,873	$841,343	$5,092,107	$3,562,962
Net realized gain (loss)	(22,578,679)	68,950,979	14,286,072	33,367,852
Change in net unrealized appreciation (depreciation)	(33,328,949)	1,940,684	(37,284,433)	21,953,183
Net increase (decrease) in net assets resulting from operations	(54,864,755)	71,733,006	(17,906,254)	58,883,997

Distributions to Shareholders
From earnings	(911,250)	(546,618)	(4,592,625)	(3,277,478)

Capital Share Transactions
Proceeds from shares sold	145,371,800	250,557,892	91,853,363	171,502,978
Payments for shares redeemed	(88,984,655)	(278,660,990)	(120,929,370)	(109,488,315)
Net increase (decrease) in net assets from capital share transactions	56,387,145	(28,103,098)	(29,076,007)	62,014,663

Net increase (decrease) in net assets	611,140	43,083,290	(51,574,886)	117,621,182

Net Assets
Beginning of period	258,521,823	215,438,533	255,219,439	137,598,257
End of period	$259,132,963	$258,521,823	$203,644,553	$255,219,439

Transactions in Shares of the Funds
Sold	2,125,000	3,800,000	1,825,000	3,625,000
Redeemed	(1,250,000)	(4,225,000)	(2,400,000)	(2,250,000)
Net increase (decrease) in shares of the funds	875,000	(425,000)	(575,000)	1,375,000

See Notes to Financial Statements.
71

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Low Volatility ETF (Low Volatility ETF), American Century Quality Convertible Securities ETF (Quality Convertible Securities ETF), American Century Quality Diversified International ETF (Quality Diversified International ETF), American Century Quality Preferred ETF (Quality Preferred ETF), American Century STOXX® U.S. Quality Growth ETF (STOXX® U.S. Quality Growth ETF) and American Century STOXX® U.S. Quality Value ETF (STOXX® U.S. Quality Value ETF) are six funds in a series issued by the trust. Low Volatility ETF’s investment objective is to seek capital appreciation. Quality Convertible Securities ETF’s investment objective is to seek total return. Quality Preferred ETF’s investment objective is to seek current income and capital appreciation. Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF's investment objectives are to seek to provide investment results that closely correspond, before fees and expenses, to the performance of each fund's underlying index. Shares of Low Volatility ETF, Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF are listed for trading on the NYSE Arca, Inc. Shares of Quality Convertible Securities ETF and Quality Preferred ETF are listed for trading on the Cboe BZX Exchange, Inc. Low Volatility ETF incepted on January 12, 2021. Quality Convertible Securities ETF and Quality Preferred ETF incepted on February 16, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
72

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

73

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Quality Convertible Securities ETF and Quality Preferred ETF. Distributions from net investment income, if any, are generally declared and paid quarterly for Low Volatility ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF. Distributions from net investment income, if any, are generally declared and paid semiannually for Quality Diversified International ETF. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Quality Diversified International ETF
Common Stocks	$1,364,843	—	—	—	$1,364,843
Gross amount of recognized liabilities for securities lending transactions					$1,364,843

STOXX® U.S. Quality Value ETF
Common Stocks	$600,005	—	—	—	$600,005
Gross amount of recognized liabilities for securities lending transactions					$600,005
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 33%, 29% and 50% of the shares of Quality Diversified International ETF , STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF, respectively. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 28% of the shares of Low Volatility ETF. ACIM owns 56% of the shares of Low Volatility ETF. Related parties do not invest in the funds for the purpose of exercising management or control.

74

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Low Volatility ETF	0.29%
Quality Convertible Securities ETF	0.32%
Quality Diversified International ETF	0.39%
Quality Preferred ETF	0.32%
STOXX® U.S. Quality Growth ETF	0.29%
STOXX® U.S. Quality Value ETF	0.29%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Purchases	$12,251,359	$19,441,852	$243,674,955	$10,673,005	$355,965,698	$254,650,658
Sales	$12,420,675	$14,271,836	$224,291,655	$10,026,302	$353,091,972	$253,603,879

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Low Volatility ETF	$4,787,173	$2,577,803	$371,508
Quality Convertible Securities ETF	$4,859,721	$7,436,970	$585,502
Quality Diversified International ETF	$49,446,769	$20,530,312	$3,791,238
Quality Preferred ETF	$9,328,371	$7,489,105	$80,601
STOXX® U.S. Quality Growth ETF	$142,635,735	$87,724,212	$20,081,510
STOXX® U.S. Quality Value ETF	$89,166,023	$118,311,256	$25,188,025
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.
75

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Low Volatility ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,396,348	—	—
Short-Term Investments	45,362	—	—
	$7,441,710	—	—

Quality Convertible Securities ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Convertible Bonds	—	$17,820,472	—
Convertible Preferred Stocks	$351,480	4,416,399	—
Common Stocks	1,249,213	—	—
Short-Term Investments	723,066	—	—
	$2,323,759	$22,236,871	—

Quality Diversified International ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$995,136	$187,212,760	—
Short-Term Investments	2,543,673	—	—
	$3,538,809	$187,212,760	—

76

Quality Preferred ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Preferred Stocks	$15,669,228	$3,107,484	—
Convertible Preferred Stocks	224,624	1,353,689	—
Corporate Bonds	—	525,575	—
Common Stocks	448,093	—	—
Short-Term Investments	904,709	—	—
	$17,246,654	$4,986,748	—

STOXX® U.S. Quality Growth ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$258,393,818	—	—
Short-Term Investments	692,303	—	—
	$259,086,121	—	—

STOXX® U.S. Quality Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$202,898,260	—	—
Short-Term Investments	940,217	—	—
	$203,838,477	—	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF are not actively managed and do not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the funds generally will not buy or sell securities unless they are added or removed from their respective indexes, even if the security is underperforming. If the funds' respective indexes have high portfolio turnover, the funds may also have high portfolio turnover.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

77

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 (except as noted) were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Low Volatility ETF(1)	$98,904	—	$27,228	—
Quality Convertible Securities ETF(2)	$478,670	—	$104,616	—
Quality Diversified International ETF	$6,315,055	—	$3,209,185	—
Quality Preferred ETF(2)	$961,361	—	$292,191	—
STOXX® U.S. Quality Growth ETF	$911,250	—	$546,618	—
STOXX® U.S. Quality Value ETF	$4,592,625	—	$3,277,478	—
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Capital paid in	$376,002	$574,975	$3,828,624	$94,063	$20,050,908	$25,040,370
Distributable earnings	$(376,002)	$(574,975)	$(3,828,624)	$(94,063)	$(20,050,908)	$(25,040,370)

78

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF
Federal tax cost of investments	$7,541,719	$26,101,126	$213,787,716
Gross tax appreciation of investments	$275,753	$937,851	$7,501,079
Gross tax depreciation of investments	(375,762)	(2,478,347)	(30,537,226)
Net tax appreciation (depreciation) of investments	(100,009)	(1,540,496)	(23,036,147)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	—	—	$(35,997)
Net tax appreciation (depreciation)	$(100,009)	$(1,540,496)	$(23,072,144)
Undistributed ordinary income	$16,001	$87,677	$1,328,397
Accumulated long-term capital losses	—	$(375,354)	$(2,425,958)
Accumulated short-term capital losses	$(535,074)	$(2,193,909)	$(23,998,183)

	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Federal tax cost of investments	$24,125,881	$261,283,766	$209,819,547
Gross tax appreciation of investments	$13,044	$9,226,611	$8,060,393
Gross tax depreciation of investments	(1,905,523)	(11,424,256)	(14,041,463)
Net tax appreciation (depreciation) of investments	$(1,892,479)	$(2,197,645)	$(5,981,070)
Undistributed ordinary income	$123,232	$51,900	$806,810
Accumulated long-term capital losses	$(60,171)	$(3,532,154)	$(1,378,509)
Accumulated short-term capital losses	$(709,178)	$(43,024,224)	$(19,318,289)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and to the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
79

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Low Volatility ETF
2022	$47.65	0.68	(6.35)	(5.67)	(0.59)	$41.39	(11.98)%	0.29%	1.52%	167%	$7,450
2021(4)	$39.84	0.34	7.70	8.04	(0.23)	$47.65	20.26%	0.29%(5)	1.24%(5)	61%	$6,433

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 12, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Convertible Securities ETF
2022	$48.23	0.80	(7.10)	(6.30)	(0.92)	0.05	$41.06	(13.13)%	0.32%	1.79%	64%	$24,638
2021(4)	$50.00	0.39	(1.95)	(1.56)	(0.25)	0.04	$48.23	(3.03)%	0.32%(5)	1.53%(5)	110%	$26,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Diversified International ETF
2022	$52.76	1.45	(14.40)	(12.95)	(1.38)	$38.43	(24.82)%	0.39%	3.15%	108%	$190,249
2021	$43.09	1.17	9.56	10.73	(1.06)	$52.76	25.04%	0.39%	2.37%	107%	$208,421
2020	$37.44	0.78	5.42	6.20	(0.55)	$43.09	16.67%	0.39%	2.00%	118%	$101,271
2019(4)	$39.85	0.98	(2.69)	(1.71)	(0.70)	$37.44	(4.32)%	0.39%(5)	2.67%(5)	119%	$18,719

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Preferred ETF
2022	$41.69	1.78	(5.29)	(3.51)	(1.79)	0.02	$36.41	(8.58)%	0.32%	4.59%	51%	$22,394
2021(4)	$40.00	1.01	1.48	2.49	(0.83)	0.03	$41.69	6.35%	0.32%(5)	4.59%(5)	61%	$22,515

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
STOXX® U.S. Quality Growth ETF
2022	$75.48	0.30	(15.26)	(14.96)	(0.26)	$60.26	(19.83)%	0.29%	0.45%	153%	$259,133
2021	$55.96	0.23	19.44	19.67	(0.15)	$75.48	35.20%	0.29%	0.36%	162%	$258,522
2020	$41.84	0.18	14.11	14.29	(0.17)	$55.96	34.30%	0.29%	0.39%	180%	$215,439
2019(4)	$40.15	0.18	1.64	1.82	(0.13)	$41.84	4.57%	0.29%(5)	0.48%(5)	191%	$21,964

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
STOXX® U.S. Quality Value ETF
2022	$51.82	1.19	(5.14)	(3.95)	(1.06)	$46.81	(7.70)%	0.29%	2.36%	118%	$203,645
2021	$38.76	0.83	13.02	13.85	(0.79)	$51.82	36.16%	0.29%	1.81%	147%	$255,219
2020	$39.21	1.02	(0.47)	0.55	(1.00)	$38.76	1.55%	0.29%	2.66%	178%	$137,598
2019	$41.66	1.15	(2.68)	(1.53)	(0.92)	$39.21	(3.60)%	0.29%	2.94%	190%	$30,391
2018(4)	$40.37	0.55	1.11	1.66	(0.37)	$41.66	4.16%	0.29%(5)	2.17%(5)	77%	$7,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 11, 2018 (fund inception) through August 31, 2018.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Low Volatility ETF, American Century Quality Convertible Securities ETF, American Century Quality Diversified International ETF, American Century Quality Preferred ETF, American Century STOXX® U.S. Quality Growth ETF, and American Century STOXX® U.S. Quality Value ETF (the “Funds”), six of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Low Volatility ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from January 12, 2021 (fund inception) through August 31, 2021
American Century Quality Convertible Securities ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from February 16, 2021 (fund inception) through August 31, 2021
American Century Quality Diversified International ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Quality Preferred ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from February 16, 2021 (fund inception) through August 31, 2021
American Century STOXX® U.S. Quality Growth ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century STOXX® U.S. Quality Value ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, and 2019, and the period from January 11, 2018 (fund inception) through August 31, 2018

86

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
87

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
88

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

89

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the
90

information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century STOXX® U.S. Quality Growth ETF, American Century STOXX® U.S. Quality Value ETF, and American Century Quality Diversified International ETF was below each Fund’s respective benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided
91

by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century STOXX® U.S. Quality Growth ETF, American Century STOXX® U.S. Quality Value ETF, and American Century Quality Diversified International ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their peer expense group. The unified fee charged to shareholders of American Century Low Volatility ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of American Century Quality Convertible Securities ETF and American Century Quality Preferred ETF was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.
92

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

93

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.
94

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

95

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
$98,904	$326,651	$11,565	$716,290	$911,250	$4,592,625

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2022.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
—	$160,953	—	$101,725	—	—

The funds hereby utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization) for the fiscal year ended August 31, 2022.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
$11,276	—	—	—	$102,168	$509,912

For the fiscal year ended August 31, 2022, Quality Diversified International ETF intends to pass through to shareholders foreign source income of $6,866,938 and foreign taxes paid of $617,422, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2022 are $1.3873 and $0.1247, respectively.
96

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96948 2210

Annual Report

August 31, 2022

Avantis® Real Estate ETF (AVRE)
Avantis® U.S. Equity ETF (AVUS)
Avantis® U.S. Large Cap Value ETF (AVLV)
Avantis® U.S. Small Cap Equity ETF (AVSC)
Avantis® U.S. Small Cap Value ETF (AVUV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Real Estate ETF (AVRE)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-8.86%	9/28/2021
Market Price	-8.76%	9/28/2021
S&P Global REIT Index	-9.78%	—
MSCI World IMI Index	-12.77%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2022
Net Asset Value — $9,114

S&P Global REIT Index — $9,022

MSCI World IMI Index — $8,723

Total Annual Fund Operating Expenses
0.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Real Estate ETF seeks long-term capital appreciation by investing in a diverse group of global real estate securities, including real estate investment trusts (REITs) and REIT-like entities across property sectors.

The fund seeks securities of companies that it expects to have higher returns and attractive risk characteristics. It places an enhanced emphasis on securities of companies with lower levels of leverage. Conversely, the fund seeks to underweight or exclude securities with high levels of leverage, with the goal of achieving a better risk/return profile. Under normal market conditions, the fund will invest at least 80% of its assets in securities issued by REITs and other companies engaged in the real estate industry. The fund generally invests in companies located in countries included in the fund’s benchmark, the S&P Global REIT Index.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from the fund’s inception on September 28, 2021, through August 31, 2022, Avantis Real Estate ETF returned -8.76%* on a market price basis. On a net asset value (NAV) basis, the fund returned -8.86%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the global REIT market, as measured by the S&P Global REIT Index, which returned -9.78% for the reporting period. The S&P Global REIT Index is an unmanaged index generally representative of publicly traded equity REITs in developed and emerging markets.

The fund’s outperformance versus the index was in part due to an underweight position in REITs with the highest leverage (total debt to capitalization) versus the index, which underperformed. The fund also had an overweight in specialized REITs, which outperformed.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2022

Avantis Real Estate ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	0.2%
Other Assets and Liabilities	0.2%

Top Five Sectors	% of net assets
Specialized REITs	28.4%
Industrial REITs	16.5%
Retail REITs	16.2%
Residential REITs	14.4%
Diversified REITs	8.1%

5

Performance

Avantis U.S. Equity ETF (AVUS)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-9.21%	12.89%	9/24/2019
Market Price	-9.23%	12.89%	9/24/2019
Russell 3000 Index	-13.28%	11.61%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2022
Net Asset Value — $14,278

Russell 3000 Index — $13,806

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis U.S. Equity ETF returned -9.23% on a market price basis. On a net asset value (NAV) basis, the fund returned -9.21%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned -13.28% for the reporting period. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories.

The fund’s outperformance versus the index was largely due to the fund’s emphasis on value-oriented stocks. Specifically, the fund was overweight versus the index in stocks with the highest book-to-market and profitability characteristics and underweight in stocks with the lowest book-to-market and profitability traits.

Value stocks, as measured by the Russell 3000 Value Index, returned -6.49% for the 12-month period. Growth stocks, as measured by the Russell 3000 Growth Index, returned -19.44% for the 12 months.

7

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.9%
Software	5.9%
Banks	5.7%
Technology Hardware, Storage and Peripherals	5.1%
Semiconductors and Semiconductor Equipment	4.4%

8

Performance

Avantis U.S. Large Cap Value ETF (AVLV)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-1.03%	9/21/2021
Market Price	-1.04%	9/21/2021
Russell 1000 Value Index	-2.42%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 21, 2021

Value on August 31, 2022
Net Asset Value — $9,897

Russell 1000 Value Index — $9,758

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Large Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-capitalization (large-cap) U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the portfolio’s inception on September 21, 2021, through August 31, 2022, Avantis U.S. Large Cap Value ETF returned -1.04%* on a market price basis. On a net asset value (NAV) basis, the fund returned -1.03%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad U.S. large-cap value universe, as measured by the Russell 1000 Value Index, which returned -2.42% for the reporting period. The Russell 1000 Value Index is an unmanaged index generally representative of the performance of U.S. large-cap companies with lower price-to-book ratios and lower forecasted growth values.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

*Total returns for periods less than one year are not annualized.
10

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	0.3%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	18.4%
Pharmaceuticals	8.3%
Semiconductors and Semiconductor Equipment	5.9%
Specialty Retail	5.0%
Road and Rail	5.0%

11

Performance

Avantis U.S. Small Cap Equity ETF (AVSC)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-11.95%	1/11/2022
Market Price	-11.94%	1/11/2022
Russell 2000 Index	-15.24%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2022

Value on August 31, 2022
Net Asset Value — $8,805

Russell 2000 Index — $8,476

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in small-capitalization (small-cap) equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from the portfolio’s inception on January 11, 2022, through August 31, 2022, Avantis U.S. Small Cap Equity ETF returned -11.94%* on a market price basis. On a net asset value (NAV) basis, the fund returned -11.95%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad small-cap U.S. stock market, as measured by the Russell 2000 Index, which returned -15.24% for the reporting period. The Russell 2000 Index is an unmanaged index generally representative of the performance of U.S. small-cap stocks.

The outperformance was largely due to the fund’s underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

*Total returns for periods less than one year are not annualized.
13

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Small Cap Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.2%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Banks	14.6%
Oil, Gas and Consumable Fuels	6.0%
Biotechnology	4.8%
Specialty Retail	4.3%
Machinery	4.1%

14

Performance

Avantis U.S. Small Cap Value ETF (AVUV)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-0.47%	15.87%	9/24/2019
Market Price	-0.45%	15.87%	9/24/2019
Russell 2000 Value Index	-10.18%	8.71%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2022
Net Asset Value — $15,412

Russell 2000 Value Index — $12,779

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis U.S. Small Cap Value ETF returned -0.45% on a market price basis. On a net asset value (NAV) basis, the fund returned -0.47%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund significantly outperformed the broad U.S. small-cap value universe, as measured by the Russell 2000 Value Index, which returned -10.18% for the reporting period. The Russell 2000 Value Index is an unmanaged index generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

16

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.7%
Other Assets and Liabilities	(0.5)%

Top Five Industries	% of net assets
Banks	16.7%
Oil, Gas and Consumable Fuels	13.1%
Specialty Retail	7.4%
Trading Companies and Distributors	5.0%
Thrifts and Mortgage Finance	5.0%

17

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Real Estate ETF
Actual	$1,000	$911.90	$0.82	0.17%
Hypothetical	$1,000	$1,024.35	$0.87	0.17%
Avantis U.S. Equity ETF
Actual	$1,000	$921.20	$0.73	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis U.S. Large Cap Value ETF
Actual	$1,000	$946.00	$0.74	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis U.S. Small Cap Equity ETF
Actual	$1,000	$925.80	$1.21	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
Avantis U.S. Small Cap Value ETF
Actual	$1,000	$946.40	$1.23	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
19

Schedules of Investments

AUGUST 31, 2022

Avantis Real Estate ETF
	Shares	Value
COMMON STOCKS — 99.6%
Diversified REITs — 8.1%
Abacus Property Group	60,900	$112,254
Abrdn Property Income Trust Ltd.	34,455	30,592
Activia Properties, Inc.	12	37,277
AEW UK REIT PLC	17,434	22,582
Alarko Gayrimenkul Yatirim Ortakligi AS	13,704	28,847
Alexander & Baldwin, Inc.	4,168	78,067
Argosy Property Ltd.	50,135	40,668
Balanced Commercial Property Trust Ltd.	85,754	105,918
British Land Co. PLC	120,198	599,573
Broadstone Net Lease, Inc.	10,127	193,831
Centuria Capital Group	31,116	38,587
Charter Hall Group	31,669	288,819
Charter Hall Long Wale REIT	57,241	173,535
Cromwell European Real Estate Investment Trust	20,500	42,459
Custodian Reit PLC	38,396	45,631
D&D Platform REIT Co. Ltd.	4,878	16,920
Daiwa House REIT Investment Corp.	215	497,036
ESCON Japan Reit Investment Corp.	7	6,074
Essential Properties Realty Trust, Inc.	8,191	185,444
Fibra Uno Administracion SA de CV	326,401	340,229
Fortress REIT Ltd., A Shares	147,520	89,671
Fortress REIT Ltd., B Shares(1)	117,422	27,964
GPT Group	269,279	767,311
Growthpoint Properties Australia Ltd.	29,745	71,151
Growthpoint Properties Ltd.	533,717	396,995
H&R Real Estate Investment Trust	19,861	191,752
Hankyu Hanshin REIT, Inc.	66	73,758
Heiwa Real Estate REIT, Inc.	71	80,578
Hulic Reit, Inc.	125	149,064
Industrials REIT Ltd.	10,778	20,912
Is Gayrimenkul Yatirim Ortakligi AS(1)(2)	150,603	149,753
Land Securities Group PLC	72,915	549,955
LXI REIT PLC	177,985	304,171
Marimo Regional Revitalization REIT, Inc.	5	4,799
Menivim- The New REIT Ltd.	49,307	29,717
Merlin Properties Socimi SA	30,567	279,722
Mirvac Group	485,471	691,375
Nomura Real Estate Master Fund, Inc.	390	476,994
NTT UD REIT Investment Corp.	201	217,267
Ozak Gayrimenkul Yatirim Ortakligi(1)	97,896	43,452
PRO Real Estate Investment Trust	2,637	12,790
Redefine Properties Ltd.	826,646	183,058
Reit 1 Ltd.	25,165	160,013
SA Corporate Real Estate Ltd.	173,837	21,331
Schroder Real Estate Investment Trust Ltd.	57,173	35,346
20

Avantis Real Estate ETF
	Shares	Value
Sekisui House Reit, Inc.	285	$172,718
Sella Capital Real Estate Ltd.	22,035	70,289
Shinhan Seobu T&D REIT Co. Ltd.	3,900	13,869
SK REITs Co. Ltd.	7,587	32,158
Stockland	401,770	988,300
STORE Capital Corp.	18,181	490,523
Stride Property Group	22,533	24,777
Takara Leben Real Estate Investment Corp.	63	48,494
Tokaido REIT, Inc.	10	8,821
Tokyu REIT, Inc.	123	175,360
United Urban Investment Corp.	334	355,354
WP Carey, Inc.	16,574	1,392,713
XYMAX REIT Investment Corp.	19	17,205
Ziraat Gayrimenkul Yatirim Ortakligi AS	101,747	19,150
		11,722,973
Health Care REITs — 6.7%
Aedifica SA	3,985	377,036
Assura PLC	386,112	292,044
CareTrust REIT, Inc.	7,966	171,588
Cofinimmo SA	4,847	491,706
Community Healthcare Trust, Inc.	1,523	56,183
First Real Estate Investment Trust	152,500	29,948
Global Medical REIT, Inc.	901	9,767
Health Care & Medical Investment Corp.	53	70,290
Healthcare Realty Trust, Inc., Class A	27,840	677,069
Healthpeak Properties, Inc.	60,542	1,589,227
Impact Healthcare Reit PLC	37,285	49,615
LTC Properties, Inc.	5,515	247,568
National Health Investors, Inc.	6,452	422,670
NorthWest Healthcare Properties Real Estate Investment Trust	10,927	104,332
Parkway Life Real Estate Investment Trust	41,400	142,178
Physicians Realty Trust	14,969	249,384
Primary Health Properties PLC	42,764	67,771
Universal Health Realty Income Trust	1,438	73,180
Ventas, Inc.	41,389	1,980,878
Vital Healthcare Property Trust	51,426	85,528
Welltower, Inc.	32,348	2,479,474
		9,667,436
Hotel & Resort REITs — 2.3%
Apple Hospitality REIT, Inc.	15,527	247,035
Ascott Residence Trust	256,600	199,935
CDL Hospitality Trusts	116,600	103,308
DiamondRock Hospitality Co.(1)	14,750	128,768
Far East Hospitality Trust	116,400	51,599
Frasers Hospitality Trust	73,700	36,899
Hoshino Resorts REIT, Inc.	16	74,620
Host Hotels & Resorts, Inc.	88,998	1,581,494
Japan Hotel REIT Investment Corp.	522	257,345
Pebblebrook Hotel Trust	2,300	40,526
Ryman Hospitality Properties, Inc.(1)	4,456	366,372
Sunstone Hotel Investors, Inc.(1)	16,458	179,228
		3,267,129
21

Avantis Real Estate ETF
	Shares	Value
Industrial REITs — 16.5%
AIMS APAC REIT	56,900	$55,709
Americold Realty Trust, Inc.	23,694	697,078
Ascendas Real Estate Investment Trust	437,400	881,539
Centuria Industrial REIT	54,045	113,551
CRE Logistics REIT, Inc.	55	84,518
Dexus Industria REIT	17,648	33,001
Dream Industrial Real Estate Investment Trust	10,506	97,593
Duke Realty Corp.	51,796	3,048,195
EastGroup Properties, Inc.	4,437	732,238
Equites Property Fund Ltd.	74,137	77,562
ESR Kendall Square REIT Co. Ltd.	16,081	66,359
ESR-LOGOS REIT	409,127	119,897
FIBRA Macquarie Mexico	95,593	120,378
First Industrial Realty Trust, Inc.	11,218	568,528
Frasers Logistics & Commercial Trust	246,600	239,594
GLP J-Reit	386	470,220
Goodman Group	160,528	2,134,699
Goodman Property Trust	103,551	137,604
Granite Real Estate Investment Trust	3,126	177,561
Industrial & Infrastructure Fund Investment Corp.	132	174,187
Innovative Industrial Properties, Inc.	956	87,684
Intervest Offices & Warehouses NV	1,754	43,870
Japan Logistics Fund, Inc.	74	175,628
LaSalle Logiport REIT	137	169,281
LondonMetric Property PLC	106,703	269,358
LXP Industrial Trust	27,674	278,400
Mapletree Industrial Trust	238,500	431,106
Mapletree Logistics Trust	378,900	451,969
Mitsubishi Estate Logistics REIT Investment Corp.	32	109,987
Mitsui Fudosan Logistics Park, Inc.	40	156,692
Montea NV	799	71,988
Nexus Industrial REIT	1,250	9,670
Nippon Prologis REIT, Inc.	191	480,505
PLA Administradora Industrial S de RL de CV	71,222	94,991
Prologis Property Mexico SA de CV	44,200	114,062
Prologis, Inc.	56,698	7,059,468
Rexford Industrial Realty, Inc.	11,818	735,198
Segro PLC	107,989	1,178,481
SOSiLA Logistics REIT, Inc.	62	70,246
STAG Industrial, Inc.	9,493	292,384
Summit Industrial Income REIT	9,850	138,148
Terreno Realty Corp.	4,854	296,045
Tritax Big Box REIT PLC	179,249	345,816
Urban Logistics REIT PLC	52,071	102,732
Warehouse Reit PLC	33,623	60,416
Warehouses De Pauw	14,818	450,868
		23,705,004
Office REITs — 7.0%
Alexandria Real Estate Equities, Inc.	10,513	1,612,694
Allied Properties Real Estate Investment Trust	6,091	145,533
22

Avantis Real Estate ETF
	Shares	Value
alstria office REIT AG	9,250	$117,759
AREIT, Inc.	108,510	74,232
Centuria Office REIT	28,136	31,369
Cousins Properties, Inc.	14,747	395,957
Daiwa Office Investment Corp.	55	277,917
Derwent London PLC	16,737	472,179
Dexus	134,025	792,754
Dream Office Real Estate Investment Trust	3,733	51,930
Easterly Government Properties, Inc.	3,167	56,848
Embassy Office Parks REIT	50,319	229,142
GDI Property Group Partnership	50,200	30,979
Gecina SA	12,562	1,117,992
Great Portland Estates PLC	32,409	187,041
Inmobiliaria Colonial Socimi SA	29,752	176,232
Japan Excellent, Inc.	132	124,451
Japan Prime Realty Investment Corp.	81	239,916
Japan Real Estate Investment Corp.	156	722,526
JBG SMITH Properties	2,614	57,430
JR Global Reit	17,524	61,532
Kenedix Office Investment Corp.	61	315,141
Keppel Pacific Oak US REIT	64,500	42,869
Keppel REIT	222,600	171,880
Kilroy Realty Corp.	9,068	442,246
Mindspace Business Parks REIT	15,172	70,274
Mori Hills REIT Investment Corp.	160	179,748
Nippon Building Fund, Inc.	197	981,249
NSI NV	1,720	51,885
Orion Office REIT, Inc.	1,806	17,825
Orix JREIT, Inc.	264	363,080
Postal Realty Trust, Inc., Class A	1,103	16,379
Precinct Properties New Zealand Ltd.	173,288	141,812
Prime US REIT	50,100	31,287
Prosperity REIT	8,000	2,304
RL Commercial REIT, Inc.	326,700	35,698
Vakif Gayrimenkul Yatirim Ortakligi AS(1)	82,194	12,806
Veris Residential, Inc.(1)	5,534	74,377
Workspace Group PLC	15,922	96,391
		10,023,664
Real Estate Operating Companies†
Lighthouse Properties PLC	69,479	25,872
Residential REITs — 14.4%
Advance Residence Investment Corp.	138	364,909
Altarea SCA	770	100,853
American Homes 4 Rent, Class A	19,720	701,243
Apartment Income REIT Corp.	9,029	368,835
AvalonBay Communities, Inc.	12,038	2,418,555
Boardwalk Real Estate Investment Trust	2,864	105,327
BRT Apartments Corp.	1,393	33,251
BSR Real Estate Investment Trust	198	3,202
Camden Property Trust	10,525	1,352,568
Canadian Apartment Properties REIT	9,247	314,511
23

Avantis Real Estate ETF
	Shares	Value
Care Property Invest NV(2)	4,282	$92,405
Centerspace	913	68,822
Civitas Social Housing PLC	53,391	44,079
Comforia Residential REIT, Inc.	53	130,054
Daiwa Securities Living Investments Corp.	231	206,278
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	105,296	23,176
Empiric Student Property PLC	59,132	66,175
Equity LifeStyle Properties, Inc.	18,972	1,329,937
Equity Residential	36,480	2,669,606
Essex Property Trust, Inc.	5,564	1,474,794
Flagship Communities REIT	294	4,795
Independence Realty Trust, Inc.	13,886	270,083
Ingenia Communities Group	48,442	139,710
InterRent Real Estate Investment Trust	7,519	70,189
Invitation Homes, Inc.	41,054	1,489,439
Irish Residential Properties REIT PLC	106,234	135,450
Kenedix Residential Next Investment Corp.	102	165,694
Killam Apartment Real Estate Investment Trust	5,971	76,652
Mid-America Apartment Communities, Inc.	10,857	1,798,679
Minto Apartment Real Estate Investment Trust	1,605	18,356
Nippon Accommodations Fund, Inc.	61	299,413
PRS REIT PLC	51,343	61,174
Samty Residential Investment Corp.	14	12,790
Sinpas Gayrimenkul Yatirim Ortakligi AS(1)	2,473	579
Starts Proceed Investment Corp.	7	12,901
Sun Communities, Inc.	12,896	1,982,244
UDR, Inc.	33,510	1,503,594
UMH Properties, Inc.	1,160	20,926
UNITE Group PLC	46,190	563,151
Washington Real Estate Investment Trust	9,799	192,158
Xior Student Housing NV	2,288	92,473
		20,779,030
Retail REITs — 16.2%
AEON REIT Investment Corp.	138	155,813
Agree Realty Corp.	9,661	727,666
BWP Trust	83,174	225,059
Capital & Counties Properties PLC	78,867	109,602
CapitaLand Integrated Commercial Trust	835,900	1,236,315
Carmila SA	12,321	196,227
Charter Hall Retail REIT	90,536	251,720
Choice Properties Real Estate Investment Trust	14,845	153,610
Crombie Real Estate Investment Trust	5,221	61,816
CT Real Estate Investment Trust	4,970	61,077
Eurocommercial Properties NV	5,298	110,880
Federal Realty Investment Trust	10,280	1,041,056
First Capital Real Estate Investment Trust	10,486	120,720
Fortune Real Estate Investment Trust	144,000	117,079
Frasers Centrepoint Trust	108,900	175,781
Frontier Real Estate Investment Corp.	64	244,972
Fukuoka REIT Corp.	73	89,298
Getty Realty Corp.	2,944	88,555
24

Avantis Real Estate ETF
	Shares	Value
Hamborner REIT AG	11,025	$90,395
HomeCo Daily Needs REIT	142,278	125,055
Hyprop Investments Ltd.	58,147	120,406
InvenTrust Properties Corp.	5,146	135,134
Japan Metropolitan Fund Invest	1,034	821,179
Kenedix Retail REIT Corp.	56	114,652
Kimco Realty Corp.	75,399	1,589,411
Kite Realty Group Trust	9,182	177,763
Kiwi Property Group Ltd.	12,883	8,022
Klepierre SA(1)	43,950	901,514
Lendlease Global Commercial REIT	156,754	92,367
Link REIT	183,600	1,420,884
LOTTE Reit Co. Ltd.	23,539	90,062
Mapletree Pan Asia Commercial Trust	247,600	325,593
National Retail Properties, Inc.	22,072	991,033
NETSTREIT Corp.(2)	3,739	73,509
Phillips Edison & Co., Inc.	8,983	293,475
Primaris Real Estate Investment Trust	4,549	46,205
Realty Income Corp.	62,008	4,233,906
Regency Centers Corp.	18,211	1,107,957
Resilient REIT Ltd.	41,188	130,069
Retail Opportunity Investments Corp.	6,737	112,845
RioCan Real Estate Investment Trust	23,149	354,810
Sasseur Real Estate Investment Trust	54,400	30,148
Shaftesbury PLC(2)	26,736	127,852
Shopping Centres Australasia Property Group	120,711	222,950
Simon Property Group, Inc.	23,355	2,381,743
SITE Centers Corp.	19,883	257,684
SmartCentres Real Estate Investment Trust	7,735	164,730
SPH REIT	201,000	134,425
Spirit Realty Capital, Inc.	8,492	346,898
Starhill Global REIT	108,900	45,131
Supermarket Income REIT PLC	130,046	182,813
Urstadt Biddle Properties, Inc., Class A	3,378	56,480
Vastned Retail NV	1,035	22,970
Vicinity Centres	429,611	562,451
Vukile Property Fund Ltd.	116,910	91,753
Waypoint REIT Ltd.	68,502	122,553
Wereldhave NV	3,893	52,690
		23,326,763
Specialized REITs — 28.4%
American Tower Corp.	38,779	9,851,805
Arena REIT	34,214	97,421
Automotive Properties Real Estate Investment Trust	1,936	18,986
Big Yellow Group PLC	21,616	332,974
Charter Hall Social Infrastructure REIT	51,367	128,826
Crown Castle, Inc.	33,897	5,790,625
CubeSmart	16,438	756,970
Digital Realty Trust, Inc.	20,813	2,573,111
Equinix, Inc.	6,799	4,469,459
Extra Space Storage, Inc.	9,708	1,929,271
25

Avantis Real Estate ETF
	Shares	Value
Farmland Partners, Inc.	947	$13,741
Four Corners Property Trust, Inc.	6,128	164,782
Gaming and Leisure Properties, Inc.	20,019	966,317
Gladstone Land Corp.	548	12,883
Hotel Property Investments	20,255	45,907
Keppel DC REIT	104,800	145,400
Koramco Energy Plus Reit	7,888	31,465
Lamar Advertising Co., Class A	8,227	772,433
Life Storage, Inc.	8,021	1,020,672
National Storage Affiliates Trust	5,774	291,703
National Storage REIT	106,625	175,136
Power REIT(1)	153	2,601
Public Storage	18,091	5,985,046
Rural Funds Group	39,014	69,466
Safestore Holdings PLC	17,840	228,382
SBA Communications Corp.	8,408	2,734,702
Stor-Age Property REIT Ltd.	32,780	25,154
VICI Properties, Inc.	67,070	2,212,639
		40,847,877
TOTAL COMMON STOCKS (Cost $152,532,174)		143,365,748
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	180,152	180,152
State Street Navigator Securities Lending Government Money Market Portfolio(3)	155,811	155,811
TOTAL SHORT-TERM INVESTMENTS (Cost $335,963)		335,963
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $152,868,137)		143,701,711
OTHER ASSETS AND LIABILITIES — 0.2%		264,378
TOTAL NET ASSETS — 100.0%		$143,966,089

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $279,377. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $297,161, which includes securities collateral of $141,350.

See Notes to Financial Statements.
26

AUGUST 31, 2022

Avantis U.S. Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.1%
AAR Corp.(1)	4,892	$209,769
Aerojet Rocketdyne Holdings, Inc.(1)	12,505	538,590
AerSale Corp.(1)	1,958	37,750
Archer Aviation, Inc., Class A(1)(2)	8,098	28,667
Astronics Corp.(1)	2,546	23,449
Axon Enterprise, Inc.(1)	3,224	376,176
Boeing Co.(1)	10,703	1,715,156
BWX Technologies, Inc.	25,635	1,336,353
Curtiss-Wright Corp.	4,641	683,109
Ducommun, Inc.(1)	892	39,248
General Dynamics Corp.	6,588	1,508,191
HEICO Corp.	1,000	152,300
HEICO Corp., Class A	2,068	253,495
Hexcel Corp.	13,537	794,216
Howmet Aerospace, Inc.	20,407	723,020
Huntington Ingalls Industries, Inc.	3,746	862,554
Kaman Corp.	2,893	91,766
Kratos Defense & Security Solutions, Inc.(1)	4,717	59,151
L3Harris Technologies, Inc.	5,501	1,255,273
Lockheed Martin Corp.	15,078	6,334,419
Maxar Technologies, Inc.	1,356	32,314
Mercury Systems, Inc.(1)	663	31,910
Moog, Inc., Class A	7,671	575,172
National Presto Industries, Inc.	452	30,835
Northrop Grumman Corp.	4,035	1,928,690
Park Aerospace Corp.	228	2,624
Parsons Corp.(1)	2,119	87,684
Raytheon Technologies Corp.	56,077	5,032,911
Spirit AeroSystems Holdings, Inc., Class A(2)	384	11,558
Textron, Inc.	32,606	2,033,962
TransDigm Group, Inc.	1,447	868,764
Triumph Group, Inc.(1)	936	12,159
V2X, Inc.(1)	491	17,018
Virgin Galactic Holdings, Inc.(1)	9,216	54,467
Woodward, Inc.	6,504	605,327
		28,348,047
Air Freight and Logistics — 1.0%
Air Transport Services Group, Inc.(1)	24,458	736,920
Atlas Air Worldwide Holdings, Inc.(1)	9,204	919,664
CH Robinson Worldwide, Inc.	10,045	1,146,637
Expeditors International of Washington, Inc.	26,910	2,768,770
FedEx Corp.	29,020	6,117,706
Forward Air Corp.	6,501	630,857
GXO Logistics, Inc.(1)	5,143	228,246
Hub Group, Inc., Class A(1)	8,510	679,183
Radiant Logistics, Inc.(1)	4,371	30,597
United Parcel Service, Inc., Class B	60,781	11,822,512
		25,081,092
27

Avantis U.S. Equity ETF
	Shares	Value
Airlines — 0.3%
Alaska Air Group, Inc.(1)	18,829	$820,191
Allegiant Travel Co.(1)	4,274	412,441
American Airlines Group, Inc.(1)	32,567	423,045
Blade Air Mobility, Inc.(1)	1,626	8,390
Delta Air Lines, Inc.(1)	31,113	966,681
Frontier Group Holdings, Inc.(1)(2)	2,424	31,270
Hawaiian Holdings, Inc.(1)	13,923	208,706
JetBlue Airways Corp.(1)	46,041	358,659
Joby Aviation, Inc.(1)(2)	15,320	81,196
Mesa Air Group, Inc.(1)	29	71
SkyWest, Inc.(1)	11,182	238,065
Southwest Airlines Co.(1)	49,514	1,817,164
Spirit Airlines, Inc.(1)	20,815	472,084
Sun Country Airlines Holdings, Inc.(1)	3,484	69,401
United Airlines Holdings, Inc.(1)	21,975	769,345
Wheels Up Experience, Inc.(1)	5,100	9,537
		6,686,246
Auto Components — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	66,709	690,438
Aptiv PLC(1)	17,580	1,642,499
Autoliv, Inc.	15,143	1,177,974
BorgWarner, Inc.	41,409	1,561,119
Dana, Inc.	27,951	432,402
Dorman Products, Inc.(1)	4,503	408,197
Garrett Motion, Inc.(1)	1,509	10,397
Gentex Corp.	46,729	1,275,234
Gentherm, Inc.(1)	7,923	474,588
Goodyear Tire & Rubber Co.(1)	65,737	922,290
LCI Industries	1,163	134,757
Lear Corp.	9,111	1,263,149
Modine Manufacturing Co.(1)	7,758	116,215
Motorcar Parts of America, Inc.(1)	753	11,190
Patrick Industries, Inc.	3,643	192,970
QuantumScape Corp.(1)(2)	4,621	50,970
Solid Power, Inc.(1)	7,256	47,744
Standard Motor Products, Inc.	2,277	83,566
Stoneridge, Inc.(1)	2,616	49,704
Visteon Corp.(1)	2,384	285,675
XPEL, Inc.(1)	618	42,351
		10,873,429
Automobiles — 1.3%
Canoo, Inc.(1)	2,099	6,696
Fisker, Inc.(1)(2)	1,704	15,387
Ford Motor Co.	331,984	5,059,436
General Motors Co.	123,676	4,725,660
Harley-Davidson, Inc.	31,364	1,209,709
Lordstown Motors Corp., Class A(1)	8,008	17,137
Lucid Group, Inc.(1)(2)	7,374	113,117
Rivian Automotive, Inc., Class A(1)(2)	13,295	434,879
Tesla, Inc.(1)	72,197	19,898,215
28

Avantis U.S. Equity ETF
	Shares	Value
Thor Industries, Inc.	10,753	$871,101
Winnebago Industries, Inc.	9,622	554,035
Workhorse Group, Inc.(1)(2)	28,859	90,329
		32,995,701
Banks — 5.7%
1st Source Corp.	879	41,480
ACNB Corp.(2)	607	21,585
Allegiance Bancshares, Inc.	3,173	134,408
Amalgamated Financial Corp.	1,882	42,345
Amerant Bancorp, Inc.	5,032	131,788
American National Bankshares, Inc.	154	5,071
Ameris Bancorp	13,031	608,287
Arrow Financial Corp.	2,252	72,312
Associated Banc-Corp.	29,179	584,747
Atlantic Union Bankshares Corp.	12,753	413,835
Banc of California, Inc.	10,178	171,805
BancFirst Corp.	2,563	276,445
Bancorp, Inc.(1)	23,879	566,410
Bank First Corp.(2)	1,208	98,174
Bank of America Corp.	294,019	9,881,979
Bank of Hawaii Corp.	8,346	651,155
Bank of Marin Bancorp	1,618	49,996
Bank OZK	20,312	823,245
BankUnited, Inc.	16,960	628,368
Bankwell Financial Group, Inc.	390	12,293
Banner Corp.	6,757	410,555
Bar Harbor Bankshares	1,386	39,265
Baycom Corp.	535	9,956
BCB Bancorp, Inc.	3,151	56,718
Berkshire Hills Bancorp, Inc.	7,977	225,031
Blue Ridge Bankshares, Inc.	1,176	17,252
BOK Financial Corp.	2,869	254,968
Brookline Bancorp., Inc.	14,184	176,874
Business First Bancshares, Inc.	2,302	54,304
Byline Bancorp, Inc.	4,125	89,966
Cadence Bank	36,260	923,905
Cambridge Bancorp	976	80,256
Camden National Corp.	2,488	112,532
Capital City Bank Group, Inc.	1,758	56,133
Capstar Financial Holdings, Inc.	2,332	46,990
Carter Bankshares, Inc.(1)	2,725	44,881
Cathay General Bancorp.	14,807	621,006
CBTX, Inc.	2,246	66,931
Central Pacific Financial Corp.	6,548	142,681
Central Valley Community Bancorp	21	374
Citigroup, Inc.	136,534	6,664,225
Citizens & Northern Corp.	155	3,720
Citizens Financial Group, Inc.	57,203	2,098,206
City Holding Co.	2,660	226,127
Civista Bancshares, Inc.	849	17,956
CNB Financial Corp.	3,102	81,645
29

Avantis U.S. Equity ETF
	Shares	Value
Coastal Financial Corp.(1)	861	$34,612
Codorus Valley Bancorp, Inc.	16	320
Columbia Banking System, Inc.	12,336	369,463
Comerica, Inc.	21,876	1,756,643
Commerce Bancshares, Inc.	15,413	1,059,952
Community Bank System, Inc.	6,934	453,345
Community Trust Bancorp, Inc.	3,028	127,933
ConnectOne Bancorp, Inc.	6,543	163,771
CrossFirst Bankshares, Inc.(1)	6,677	88,003
Cullen/Frost Bankers, Inc.	6,516	846,819
Customers Bancorp, Inc.(1)	7,949	275,751
CVB Financial Corp.	18,200	477,568
Dime Community Bancshares, Inc.	9,508	297,220
Eagle Bancorp, Inc.	11,234	545,186
East West Bancorp, Inc.	22,654	1,634,939
Eastern Bankshares, Inc.	35,518	689,049
Enterprise Bancorp, Inc.	600	19,308
Enterprise Financial Services Corp.	6,713	306,918
Equity Bancshares, Inc., Class A	2,764	86,320
Esquire Financial Holdings, Inc.	310	11,588
F.N.B. Corp.	68,839	820,561
Farmers & Merchants Bancorp, Inc.	647	18,478
Farmers National Banc Corp.	3,803	54,345
FB Financial Corp.	6,574	260,462
Fifth Third Bancorp	81,662	2,788,757
Financial Institutions, Inc.	2,812	73,196
First BanCorp	53,643	767,095
First Bancorp, Inc.	582	16,878
First Bancorp/Southern Pines NC	5,756	209,576
First Bancshares, Inc.	3,315	99,119
First Busey Corp.	9,506	218,638
First Business Financial Services, Inc.	806	26,824
First Citizens BancShares, Inc., Class A	2,078	1,687,253
First Commonwealth Financial Corp.	14,363	193,613
First Community Bankshares, Inc.	2,112	66,591
First Financial Bancorp	26,735	576,941
First Financial Bankshares, Inc.	16,586	705,071
First Financial Corp.	1,812	84,258
First Foundation, Inc.	9,105	172,631
First Hawaiian, Inc.	21,920	563,563
First Horizon Corp.	57,687	1,304,880
First Internet Bancorp	1,280	46,938
First Interstate Bancsystem, Inc., Class A	16,740	673,952
First Merchants Corp.	14,647	583,244
First Mid Bancshares, Inc.	3,037	107,358
First of Long Island Corp.	2,567	47,258
First Republic Bank	14,565	2,211,404
Flushing Financial Corp.	5,686	117,416
Fulton Financial Corp.	38,080	618,038
German American Bancorp, Inc.	3,840	144,230
Glacier Bancorp, Inc.	13,902	704,553
30

Avantis U.S. Equity ETF
	Shares	Value
Great Southern Bancorp, Inc.	2,104	$123,673
Guaranty Bancshares, Inc.	883	30,596
Hancock Whitney Corp.	16,167	779,734
Hanmi Financial Corp.	8,993	222,307
HarborOne Bancorp, Inc.	6,589	89,874
Heartland Financial USA, Inc.	12,518	559,179
Heritage Commerce Corp.	9,127	103,044
Heritage Financial Corp.	6,202	161,190
Hilltop Holdings, Inc.	18,880	498,432
Home BancShares, Inc.	23,712	557,943
HomeStreet, Inc.	4,609	160,439
HomeTrust Bancshares, Inc.	894	20,759
Hope Bancorp, Inc.	39,434	570,610
Horizon Bancorp, Inc.	6,529	123,529
Huntington Bancshares, Inc.	195,081	2,614,085
Independent Bank Corp. (Massachusetts)	7,996	625,527
Independent Bank Corp. (Michigan)	3,937	80,787
Independent Bank Group, Inc.	3,421	230,439
International Bancshares Corp.	14,685	612,805
Investar Holding Corp.	198	4,277
JPMorgan Chase & Co.	153,624	17,471,658
KeyCorp	123,340	2,181,885
Lakeland Bancorp, Inc.	9,990	162,737
Lakeland Financial Corp.	4,042	304,524
Live Oak Bancshares, Inc.	7,693	278,794
M&T Bank Corp.	16,371	2,975,920
Macatawa Bank Corp.	2,744	26,123
MainStreet Bancshares, Inc.	72	1,744
Mercantile Bank Corp.	2,588	85,611
Metrocity Bankshares, Inc.	4,302	85,997
Metropolitan Bank Holding Corp.(1)	1,189	85,121
Mid Penn Bancorp, Inc.	1,010	29,381
Midland States Bancorp, Inc.	4,225	106,005
MidWestOne Financial Group, Inc.	1,178	35,929
MVB Financial Corp.	1,299	41,542
National Bank Holdings Corp., Class A	5,360	215,097
NBT Bancorp, Inc.	7,325	284,064
Nicolet Bankshares, Inc.(1)	1,402	107,365
Northeast Bank	1,166	45,206
Northrim BanCorp, Inc.	414	16,788
Northwest Bancshares, Inc.	21,204	298,340
OceanFirst Financial Corp.	8,245	160,283
OFG Bancorp	14,801	402,587
Old National Bancorp.	48,783	814,188
Old Second Bancorp, Inc.	6,728	92,308
Origin Bancorp, Inc.	5,011	204,699
Orrstown Financial Services, Inc.	1,015	26,116
Pacific Premier Bancorp, Inc.	11,781	385,946
PacWest Bancorp	17,768	467,831
Park National Corp.	4,381	577,547
Parke Bancorp, Inc.	1,098	24,354
31

Avantis U.S. Equity ETF
	Shares	Value
Pathward Financial, Inc.	11,805	$389,093
PCB Bancorp.	1,175	22,067
PCSB Financial Corp.	315	5,831
Peapack-Gladstone Financial Corp.	2,271	76,465
Peoples Bancorp, Inc.	4,596	137,374
Pinnacle Financial Partners, Inc.	8,088	652,783
PNC Financial Services Group, Inc.	30,096	4,755,168
Popular, Inc.	18,214	1,406,485
Preferred Bank	3,541	240,221
Premier Financial Corp.	6,454	174,387
Primis Financial Corp.	1,437	18,839
Professional Holding Corp., Class A(1)	763	21,333
Prosperity Bancshares, Inc.	10,598	751,186
QCR Holdings, Inc.	4,146	231,554
RBB Bancorp	2,767	61,151
Regions Financial Corp.	122,578	2,656,265
Renasant Corp.	8,940	298,060
Republic Bancorp, Inc., Class A	1,027	43,648
S&T Bancorp, Inc.	5,344	158,396
Sandy Spring Bancorp, Inc.	13,314	512,855
Seacoast Banking Corp. of Florida	17,250	557,520
ServisFirst Bancshares, Inc.	8,771	739,922
Shore Bancshares, Inc.	1,102	20,993
Sierra Bancorp	1,242	25,734
Signature Bank	6,588	1,148,684
Silvergate Capital Corp., Class A(1)	1,566	142,694
Simmons First National Corp., Class A	15,907	375,246
SmartFinancial, Inc.	1,143	28,678
South Plains Financial, Inc.	841	22,816
Southern First Bancshares, Inc.(1)	753	32,462
Southside Bancshares, Inc.	4,581	172,612
SouthState Corp.	10,123	789,999
Stock Yards Bancorp, Inc.	2,784	184,468
Summit Financial Group, Inc.	829	23,643
SVB Financial Group(1)	7,040	2,861,901
Synovus Financial Corp.	28,633	1,149,901
Texas Capital Bancshares, Inc.(1)	9,030	533,041
Tompkins Financial Corp.	2,065	147,937
Towne Bank	20,779	591,994
Trico Bancshares	6,340	299,185
Triumph Bancorp, Inc.(1)	7,035	435,537
Truist Financial Corp.	91,357	4,279,162
Trustmark Corp.	19,668	620,329
U.S. Bancorp	99,923	4,557,488
UMB Financial Corp.	7,893	706,187
Umpqua Holdings Corp.	48,879	867,113
United Bankshares, Inc.	17,280	641,088
United Community Banks, Inc.	19,656	659,066
United Security Bancshares	415	2,947
Unity Bancorp, Inc.	959	26,881
Univest Financial Corp.	4,517	112,022
32

Avantis U.S. Equity ETF
	Shares	Value
Valley National Bancorp	60,050	$697,781
Veritex Holdings, Inc.	7,603	228,926
Washington Federal, Inc.	18,368	587,960
Washington Trust Bancorp, Inc.	2,999	151,839
Webster Financial Corp.	23,690	1,114,615
Wells Fargo & Co.	250,257	10,938,733
WesBanco, Inc.	17,707	605,756
West BanCorp, Inc.	1,287	31,673
Westamerica Bancorporation	3,919	219,268
Western Alliance Bancorp	17,156	1,316,208
Wintrust Financial Corp.	10,667	899,655
Zions Bancorp NA	25,735	1,416,197
		142,689,955
Beverages — 1.1%
Boston Beer Co., Inc., Class A(1)	740	249,439
Brown-Forman Corp., Class A	3,038	214,392
Brown-Forman Corp., Class B	29,032	2,110,626
Celsius Holdings, Inc.(1)	939	97,177
Coca-Cola Co.	142,135	8,771,151
Coca-Cola Consolidated, Inc.	1,361	645,563
Constellation Brands, Inc., Class A	7,277	1,790,506
Duckhorn Portfolio, Inc.(1)	2,145	39,125
Keurig Dr Pepper, Inc.	27,967	1,066,102
MGP Ingredients, Inc.	185	20,250
Molson Coors Beverage Co., Class B	25,808	1,333,499
Monster Beverage Corp.(1)	21,302	1,892,257
National Beverage Corp.	6,864	380,678
PepsiCo, Inc.	58,759	10,122,413
Vintage Wine Estates, Inc.(1)(2)	1,800	10,638
		28,743,816
Biotechnology — 3.1%
2seventy bio, Inc.(1)	3,479	51,246
AbbVie, Inc.	85,839	11,541,912
Adagio Therapeutics, Inc.(1)	1,749	7,975
Adicet Bio, Inc.(1)	2,017	28,561
ADMA Biologics, Inc.(1)	5,354	14,456
Agenus, Inc.(1)	4,971	13,422
Agios Pharmaceuticals, Inc.(1)	4,516	115,158
Albireo Pharma, Inc.(1)	1,606	28,105
Aldeyra Therapeutics, Inc.(1)	5,236	36,861
Alector, Inc.(1)	12,490	129,272
Alkermes PLC(1)	11,615	274,927
Allogene Therapeutics, Inc.(1)(2)	13,536	185,579
Alnylam Pharmaceuticals, Inc.(1)	3,899	805,806
Altimmune, Inc.(1)	4,810	106,205
Amgen, Inc.	35,376	8,500,853
AnaptysBio, Inc.(1)	790	18,344
Anavex Life Sciences Corp.(1)	1,024	9,820
Anika Therapeutics, Inc.(1)	686	15,504
Apellis Pharmaceuticals, Inc.(1)	2,435	147,342
Arcellx, Inc.(1)	1,188	21,348
33

Avantis U.S. Equity ETF
	Shares	Value
Arcus Biosciences, Inc.(1)	16,414	$395,249
Arcutis Biotherapeutics, Inc.(1)	2,806	75,622
Arrowhead Pharmaceuticals, Inc.(1)	1,983	78,745
Atara Biotherapeutics, Inc.(1)	2,178	8,734
Atreca, Inc., Class A(1)	18	33
Avid Bioservices, Inc.(1)	3,202	55,138
Beam Therapeutics, Inc.(1)	260	14,196
BioCryst Pharmaceuticals, Inc.(1)	6,896	95,854
Biogen, Inc.(1)	18,170	3,550,055
Biohaven Pharmaceutical Holding Co. Ltd.(1)	4,822	720,166
BioMarin Pharmaceutical, Inc.(1)	11,412	1,017,950
Biomea Fusion, Inc.(1)	889	10,224
Bluebird Bio, Inc.(1)(2)	1,541	8,999
Blueprint Medicines Corp.(1)	7,158	524,109
Bridgebio Pharma, Inc.(1)(2)	3,088	32,424
C4 Therapeutics, Inc.(1)	872	8,790
CareDx, Inc.(1)	1,571	30,776
Caribou Biosciences, Inc.(1)	425	4,195
Catalyst Pharmaceuticals, Inc.(1)	22,268	301,509
Cerevel Therapeutics Holdings, Inc.(1)	294	8,555
ChemoCentryx, Inc.(1)	3,341	170,324
Chinook Therapeutics, Inc.(1)	6,926	144,061
Cogent Biosciences, Inc.(1)	3,613	59,578
Concert Pharmaceuticals, Inc.(1)	181	1,191
Crinetics Pharmaceuticals, Inc.(1)	241	4,550
CRISPR Therapeutics AG(1)(2)	7,014	456,541
CTI BioPharma Corp.(1)	4,815	30,238
Cullinan Oncology, Inc.(1)	3,636	49,013
CytomX Therapeutics, Inc.(1)	9	14
Day One Biopharmaceuticals, Inc.(1)	8,018	188,343
Deciphera Pharmaceuticals, Inc.(1)	4,637	75,259
Denali Therapeutics, Inc.(1)	7,149	197,813
Design Therapeutics, Inc.(1)	167	3,383
Dynavax Technologies Corp.(1)	33,564	384,979
Dyne Therapeutics, Inc.(1)	1,566	15,347
Eagle Pharmaceuticals, Inc.(1)	1,170	38,341
Editas Medicine, Inc.(1)	5,061	74,397
Eiger BioPharmaceuticals, Inc.(1)	2	17
Emergent BioSolutions, Inc.(1)	9,931	238,543
Enanta Pharmaceuticals, Inc.(1)	1,062	64,655
Entrada Therapeutics, Inc.(1)	2,872	36,273
EQRx, Inc.(1)(2)	42,524	207,942
Evelo Biosciences, Inc.(1)	99	217
Exact Sciences Corp.(1)	4,780	169,929
Exelixis, Inc.(1)	44,268	785,314
Fate Therapeutics, Inc.(1)	3,184	83,230
Foghorn Therapeutics, Inc.(1)	1,354	13,459
Forma Therapeutics Holdings, Inc.(1)	975	13,065
Generation Bio Co.(1)	2,942	15,063
Geron Corp.(1)(2)	25,830	68,191
Gilead Sciences, Inc.	143,720	9,121,908
34

Avantis U.S. Equity ETF
	Shares	Value
Gossamer Bio, Inc.(1)(2)	1,430	$19,949
Halozyme Therapeutics, Inc.(1)	38,533	1,569,449
Horizon Therapeutics PLC(1)	20,387	1,207,114
Humanigen, Inc.(1)	1,377	307
Ideaya Biosciences, Inc.(1)	3,647	35,850
Imago Biosciences, Inc.(1)	189	2,746
ImmunityBio, Inc.(1)(2)	1,718	6,872
ImmunoGen, Inc.(1)	2,876	16,710
Incyte Corp.(1)	15,315	1,078,635
Inovio Pharmaceuticals, Inc.(1)	4,201	9,620
Intellia Therapeutics, Inc.(1)	1,880	112,913
Intercept Pharmaceuticals, Inc.(1)	985	17,109
Ionis Pharmaceuticals, Inc.(1)	7,366	313,202
Iovance Biotherapeutics, Inc.(1)	7,081	75,908
Ironwood Pharmaceuticals, Inc.(1)	52,595	565,922
iTeos Therapeutics, Inc.(1)	4,335	96,150
KalVista Pharmaceuticals, Inc.(1)	1,313	21,625
Karuna Therapeutics, Inc.(1)	138	35,198
Karyopharm Therapeutics, Inc.(1)	2,879	14,568
Keros Therapeutics, Inc.(1)	1,005	35,547
Kezar Life Sciences, Inc.(1)	2,073	21,310
Kinnate Biopharma, Inc.(1)(2)	1,222	17,695
Kodiak Sciences, Inc.(1)	479	4,795
Krystal Biotech, Inc.(1)	1,128	79,084
Kura Oncology, Inc.(1)	6,683	92,626
Kymera Therapeutics, Inc.(1)	596	16,849
Ligand Pharmaceuticals, Inc.(1)	1,609	148,656
Lyell Immunopharma, Inc.(1)	14,815	99,261
MannKind Corp.(1)(2)	11,800	43,070
Mersana Therapeutics, Inc.(1)	5,475	41,063
Merus NV(1)(2)	468	11,082
MiMedx Group, Inc.(1)	1,944	6,862
Mirati Therapeutics, Inc.(1)	1,829	148,204
Mirum Pharmaceuticals, Inc.(1)	198	4,946
Moderna, Inc.(1)	41,794	5,528,092
Morphic Holding, Inc.(1)	721	19,842
Myovant Sciences Ltd.(1)	847	14,475
Myriad Genetics, Inc.(1)	21,316	476,199
Natera, Inc.(1)	502	24,729
Neurocrine Biosciences, Inc.(1)	7,536	788,492
Nkarta, Inc.(1)	1,085	15,613
Novavax, Inc.(1)(2)	377	12,456
Nurix Therapeutics, Inc.(1)	2,656	41,779
Nuvalent, Inc., Class A(1)	2,052	34,638
Ocugen, Inc.(1)	457	1,179
Organogenesis Holdings, Inc.(1)	6,078	21,820
PDL BioPharma, Inc.(1)	1,937	4,959
PMV Pharmaceuticals, Inc.(1)(2)	2,279	31,724
Point Biopharma Global, Inc.(1)(2)	3,894	37,967
Prometheus Biosciences, Inc.(1)	726	37,977
Protagonist Therapeutics, Inc.(1)	979	8,537
35

Avantis U.S. Equity ETF
	Shares	Value
PTC Therapeutics, Inc.(1)	3,800	$189,772
Radius Health, Inc.(1)	996	10
RAPT Therapeutics, Inc.(1)	813	21,715
Recursion Pharmaceuticals, Inc., Class A(1)	4,672	49,103
Regeneron Pharmaceuticals, Inc.(1)	13,262	7,706,018
REGENXBIO, Inc.(1)	8,268	243,906
Relay Therapeutics, Inc.(1)	1,888	43,367
Repare Therapeutics, Inc.(1)(2)	1,152	13,732
Replimune Group, Inc.(1)	3,439	65,547
REVOLUTION Medicines, Inc.(1)	4,712	98,151
Rhythm Pharmaceuticals, Inc.(1)	2,979	67,325
Rigel Pharmaceuticals, Inc.(1)	5,348	7,594
Rocket Pharmaceuticals, Inc.(1)	3,752	57,818
Roivant Sciences Ltd.(1)(2)	13,886	49,434
Sage Therapeutics, Inc.(1)	15,478	582,901
Sana Biotechnology, Inc.(1)(2)	5,954	40,547
Sangamo Therapeutics, Inc.(1)	32,370	174,798
Sarepta Therapeutics, Inc.(1)	2,762	302,108
Seagen, Inc.(1)	5,903	910,774
Stoke Therapeutics, Inc.(1)	64	964
Syndax Pharmaceuticals, Inc.(1)	3,090	72,955
Tango Therapeutics, Inc.(1)	3,500	14,350
TCR2 Therapeutics, Inc.(1)	2	5
Travere Therapeutics, Inc.(1)	1,018	27,242
Twist Bioscience Corp.(1)	1,937	77,712
Ultragenyx Pharmaceutical, Inc.(1)	2,831	135,010
uniQure NV(1)	10,358	202,395
United Therapeutics Corp.(1)	9,720	2,202,746
Vanda Pharmaceuticals, Inc.(1)	6,611	69,944
Vaxart, Inc.(1)(2)	2,744	8,506
Vaxcyte, Inc.(1)	3,376	88,316
Veracyte, Inc.(1)	4,325	88,230
Vericel Corp.(1)	8	200
Vertex Pharmaceuticals, Inc.(1)	29,202	8,227,956
Verve Therapeutics, Inc.(1)	1,113	42,695
Vir Biotechnology, Inc.(1)	25,354	602,158
Xencor, Inc.(1)	5,756	151,901
Xenon Pharmaceuticals, Inc.(1)	2,708	105,097
XOMA Corp.(1)	135	2,684
Y-mAbs Therapeutics, Inc.(1)	2,512	40,393
Zentalis Pharmaceuticals, Inc.(1)	246	6,595
Zymeworks, Inc.(1)	2,081	13,339
		77,582,585
Building Products — 0.7%
Advanced Drainage Systems, Inc.	7,804	1,059,003
Allegion PLC	7,627	725,328
Alpha Pro Tech Ltd.(1)	26	107
AO Smith Corp.	18,774	1,059,792
Apogee Enterprises, Inc.	6,213	253,739
Armstrong World Industries, Inc.	10,820	908,772
Builders FirstSource, Inc.(1)	38,297	2,244,587
36

Avantis U.S. Equity ETF
	Shares	Value
Carlisle Cos., Inc.	5,505	$1,627,608
Carrier Global Corp.	27,237	1,065,511
CSW Industrials, Inc.	1,598	202,307
Fortune Brands Home & Security, Inc.	7,040	432,467
Gibraltar Industries, Inc.(1)	2,489	104,165
Hayward Holdings, Inc.(1)	7,594	79,813
Insteel Industries, Inc.	2,774	80,169
Janus International Group, Inc.(1)	2,408	24,875
JELD-WEN Holding, Inc.(1)	20,972	233,838
Johnson Controls International PLC	17,338	938,679
Lennox International, Inc.	592	142,151
Masco Corp.	11,324	576,052
Masonite International Corp.(1)	6,454	528,066
Owens Corning	23,553	1,924,987
PGT Innovations, Inc.(1)	1,029	21,527
Quanex Building Products Corp.	5,105	113,841
Resideo Technologies, Inc.(1)	1,537	32,000
Simpson Manufacturing Co., Inc.	6,839	633,565
Trane Technologies PLC	7,672	1,182,025
Trex Co., Inc.(1)	20,209	945,579
UFP Industries, Inc.	11,474	910,921
Zurn Elkay Water Solutions Corp.	10,163	280,296
		18,331,770
Capital Markets — 3.7%
Affiliated Managers Group, Inc.	2,322	295,730
Ameriprise Financial, Inc.	18,803	5,039,392
Ares Management Corp., Class A	4,949	366,919
Artisan Partners Asset Management, Inc., Class A	19,087	644,377
Assetmark Financial Holdings, Inc.(1)	872	16,864
B. Riley Financial, Inc.(2)	9,561	475,851
Bank of New York Mellon Corp.	60,617	2,517,424
BGC Partners, Inc., Class A	39,402	158,396
BlackRock, Inc.	6,371	4,245,571
Blackstone, Inc.	46,842	4,400,338
Blucora, Inc.(1)	1,232	24,739
Blue Owl Capital, Inc.(2)	4,041	44,855
Brightsphere Investment Group, Inc.	24,798	423,798
Carlyle Group, Inc.	41,916	1,363,528
Cboe Global Markets, Inc.	6,267	739,318
Charles Schwab Corp.	84,924	6,025,358
CME Group, Inc.	16,548	3,236,954
Cohen & Steers, Inc.	7,124	508,511
Coinbase Global, Inc., Class A(1)(2)	15,230	1,017,364
Cowen, Inc., Class A	5,072	195,018
Diamond Hill Investment Group, Inc.	901	154,116
Donnelley Financial Solutions, Inc.(1)	1,272	53,996
Evercore, Inc., Class A	9,192	861,199
FactSet Research Systems, Inc.	2,879	1,247,586
Federated Hermes, Inc.	19,955	679,667
Focus Financial Partners, Inc., Class A(1)	1,152	45,101
Franklin Resources, Inc.	30,417	792,971
37

Avantis U.S. Equity ETF
	Shares	Value
Goldman Sachs Group, Inc.	30,679	$10,205,983
Hamilton Lane, Inc., Class A	5,147	358,128
Houlihan Lokey, Inc.	12,694	996,479
Interactive Brokers Group, Inc., Class A	6,878	423,616
Intercontinental Exchange, Inc.	13,208	1,332,027
Invesco Ltd.	58,187	958,340
Janus Henderson Group PLC	35,306	826,160
Jefferies Financial Group, Inc.	37,869	1,215,216
KKR & Co., Inc.	64,558	3,264,053
Lazard Ltd., Class A	26,623	967,746
LPL Financial Holdings, Inc.	6,848	1,515,668
Manning & Napier, Inc.	2,881	36,675
MarketAxess Holdings, Inc.	2,324	577,723
Moelis & Co., Class A	16,661	694,097
Moody's Corp.	9,615	2,735,660
Morgan Stanley	111,068	9,465,215
Morningstar, Inc.	827	188,548
MSCI, Inc.	2,387	1,072,336
Nasdaq, Inc.	6,659	396,410
Northern Trust Corp.	25,489	2,423,749
Open Lending Corp., Class A(1)	15,089	146,514
Oppenheimer Holdings, Inc., Class A	986	35,792
Piper Sandler Cos.	5,379	616,272
PJT Partners, Inc., Class A	729	50,461
Pzena Investment Management, Inc., Class A	14	133
Raymond James Financial, Inc.	26,636	2,779,999
S&P Global, Inc.	12,859	4,528,683
SEI Investments Co.	23,871	1,305,744
State Street Corp.	29,109	1,989,600
StepStone Group, Inc., Class A	9,943	271,344
Stifel Financial Corp.	19,397	1,150,436
StoneX Group, Inc.(1)	4,796	445,261
T. Rowe Price Group, Inc.	29,963	3,595,560
TPG, Inc.	8,692	255,197
Tradeweb Markets, Inc., Class A	2,766	192,486
Victory Capital Holdings, Inc., Class A	4,889	130,927
Virtu Financial, Inc., Class A	24,762	568,536
Virtus Investment Partners, Inc.	1,731	331,054
WisdomTree Investments, Inc.	14,737	73,832
		93,696,601
Chemicals — 2.7%
AdvanSix, Inc.	10,951	397,083
Air Products and Chemicals, Inc.	15,322	3,868,039
Albemarle Corp.	13,472	3,609,957
American Vanguard Corp.	7,257	144,632
Amyris, Inc.(1)(2)	4,476	13,159
Ashland, Inc.	7,864	800,241
Avient Corp.	12,194	534,463
Axalta Coating Systems Ltd.(1)	21,375	550,406
Balchem Corp.	981	129,315
Cabot Corp.	18,607	1,339,146
38

Avantis U.S. Equity ETF
	Shares	Value
Celanese Corp.	18,760	$2,079,734
CF Industries Holdings, Inc.	45,686	4,726,674
Chase Corp.	827	72,908
Chemours Co.	47,053	1,587,098
Corteva, Inc.	66,345	4,075,573
Danimer Scientific, Inc.(1)	8,628	38,395
Dow, Inc.	117,964	6,016,164
DuPont de Nemours, Inc.	36,613	2,037,147
Eastman Chemical Co.	21,600	1,965,600
Ecolab, Inc.	6,930	1,135,342
Ecovyst, Inc.(1)	9,600	88,704
Element Solutions, Inc.	3,498	65,308
FMC Corp.	17,616	1,903,937
FutureFuel Corp.	3,000	21,870
GCP Applied Technologies, Inc.(1)	3,819	119,993
Ginkgo Bioworks Holdings, Inc.(1)	22,691	61,039
H.B. Fuller Co.	1,538	99,755
Hawkins, Inc.	2,975	114,002
Huntsman Corp.	43,684	1,224,026
Ingevity Corp.(1)	10,403	729,666
Innospec, Inc.	6,407	598,798
International Flavors & Fragrances, Inc.	9,130	1,008,682
Intrepid Potash, Inc.(1)	1,937	90,516
Koppers Holdings, Inc.	3,363	76,777
Kronos Worldwide, Inc.	4,375	56,350
Linde PLC	22,048	6,236,497
Livent Corp.(1)	19,900	640,382
LSB Industries, Inc.(1)	10,038	158,400
LyondellBasell Industries NV, Class A	53,353	4,428,299
Minerals Technologies, Inc.	8,814	513,504
Mosaic Co.	72,220	3,890,491
NewMarket Corp.	1,942	557,762
Olin Corp.	40,781	2,229,090
Origin Materials, Inc.(1)	5,785	36,156
Orion Engineered Carbons SA	10,055	169,527
PPG Industries, Inc.	8,532	1,083,393
PureCycle Technologies, Inc.(1)	9,764	89,145
Quaker Chemical Corp.	653	113,831
Rayonier Advanced Materials, Inc.(1)	3,390	15,323
RPM International, Inc.	7,628	710,625
Scotts Miracle-Gro Co.	3,975	266,126
Sensient Technologies Corp.	7,628	607,723
Sherwin-Williams Co.	11,526	2,675,185
Stepan Co.	5,201	542,100
Tredegar Corp.	3,893	39,748
Trinseo PLC	7,782	206,456
Tronox Holdings PLC, Class A	36,080	527,850
Valvoline, Inc.	15,652	455,004
Westlake Corp.	7,147	704,909
		68,278,025
39

Avantis U.S. Equity ETF
	Shares	Value
Commercial Services and Supplies — 0.6%
ABM Industries, Inc.	609	$28,258
Aris Water Solution, Inc., Class A	532	9,044
Brady Corp., Class A	4,387	204,171
Brink's Co.	9,511	525,768
Casella Waste Systems, Inc., Class A(1)	3,897	319,281
Cimpress PLC(1)	4,681	157,188
Cintas Corp.	4,407	1,792,944
Civeo Corp.(1)	3,500	103,810
Clean Harbors, Inc.(1)	8,841	1,038,110
Copart, Inc.(1)	22,447	2,685,784
Deluxe Corp.	2,787	53,622
Ennis, Inc.	3,748	79,570
Healthcare Services Group, Inc.	20,858	293,472
Heritage-Crystal Clean, Inc.(1)	4,659	151,744
HNI Corp.	15,676	501,632
IAA, Inc.(1)	11,831	440,823
Interface, Inc.	8,923	99,670
KAR Auction Services, Inc.(1)	18,063	263,720
Kimball International, Inc., Class B	2,800	21,420
Li-Cycle Holdings Corp.(1)(2)	7,930	57,175
MSA Safety, Inc.	1,023	121,594
Pitney Bowes, Inc.	14,248	41,177
Quad/Graphics, Inc.(1)	695	2,196
Republic Services, Inc.	4,174	595,713
Rollins, Inc.	18,897	637,963
SP Plus Corp.(1)	1,336	44,275
Steelcase, Inc., Class A	10,432	116,630
Stericycle, Inc.(1)	933	46,734
Team, Inc.(1)	25	32
Tetra Tech, Inc.	3,303	448,580
UniFirst Corp.	2,759	497,337
VSE Corp.	354	14,815
Waste Connections, Inc.	7,887	1,097,713
Waste Management, Inc.	23,346	3,946,174
		16,438,139
Communications Equipment — 0.5%
ADTRAN Holdings, Inc.	2,297	53,382
Arista Networks, Inc.(1)	14,450	1,732,266
Aviat Networks, Inc.(1)	72	2,254
Ciena Corp.(1)	17,132	869,278
Cisco Systems, Inc.	103,386	4,623,422
CommScope Holding Co., Inc.(1)	15,572	175,964
Extreme Networks, Inc.(1)	8,633	123,711
F5, Inc.(1)	3,592	564,160
Harmonic, Inc.(1)	1,105	12,442
Juniper Networks, Inc.	11,340	322,283
Lumentum Holdings, Inc.(1)	10,057	840,262
Motorola Solutions, Inc.	4,879	1,187,597
NETGEAR, Inc.(1)	2,159	50,931
NetScout Systems, Inc.(1)	4,957	157,335
40

Avantis U.S. Equity ETF
	Shares	Value
Ubiquiti, Inc.(2)	195	$60,526
ViaSat, Inc.(1)	15,587	591,994
Viavi Solutions, Inc.(1)	16,691	235,009
		11,602,816
Construction and Engineering — 0.5%
AECOM	2,577	188,508
Ameresco, Inc., Class A(1)	2,793	192,298
Arcosa, Inc.	10,830	633,014
Argan, Inc.	1,177	40,712
Comfort Systems USA, Inc.	4,038	405,173
Dycom Industries, Inc.(1)	7,351	824,194
EMCOR Group, Inc.	8,197	974,787
Fluor Corp.(1)	31,245	826,118
Granite Construction, Inc.	6,936	207,941
Great Lakes Dredge & Dock Corp.(1)	12,481	119,443
IES Holdings, Inc.(1)	284	8,631
Infrastructure and Energy Alternatives, Inc.(1)	975	13,855
INNOVATE Corp.(1)	1,669	2,554
MasTec, Inc.(1)	11,543	929,211
Matrix Service Co.(1)	30	170
MDU Resources Group, Inc.	27,143	818,361
MYR Group, Inc.(1)	6,996	650,208
Northwest Pipe Co.(1)	457	14,469
NV5 Global, Inc.(1)	732	103,036
Primoris Services Corp.	19,523	395,731
Quanta Services, Inc.	20,823	2,942,290
Sterling Infrastructure, Inc.(1)	5,109	129,207
Tutor Perini Corp.(1)	3,734	25,317
Valmont Industries, Inc.	1,840	509,349
WillScot Mobile Mini Holdings Corp.(1)	19,094	766,433
		11,721,010
Construction Materials — 0.2%
Eagle Materials, Inc.	10,183	1,218,090
Martin Marietta Materials, Inc.	4,568	1,588,339
Summit Materials, Inc., Class A(1)	8,380	238,160
United States Lime & Minerals, Inc.	107	10,999
Vulcan Materials Co.	8,810	1,466,777
		4,522,365
Consumer Finance — 1.0%
Ally Financial, Inc.	67,301	2,234,393
American Express Co.	26,541	4,034,232
Atlanticus Holdings Corp.(1)	921	26,221
Bread Financial Holdings, Inc.	13,931	535,368
Capital One Financial Corp.	48,810	5,165,074
Consumer Portfolio Services, Inc.(1)	1,811	21,080
Credit Acceptance Corp.(1)(2)	1,581	841,218
Discover Financial Services	49,887	5,013,145
Encore Capital Group, Inc.(1)	8,977	490,862
Enova International, Inc.(1)	13,160	459,810
EZCORP, Inc., Class A(1)	6,490	56,788
FirstCash Holdings, Inc.	587	45,763
41

Avantis U.S. Equity ETF
	Shares	Value
Green Dot Corp., Class A(1)	12,887	$261,477
LendingClub Corp.(1)	10,858	141,914
Navient Corp.	44,036	677,714
Nelnet, Inc., Class A	4,823	406,290
OneMain Holdings, Inc.	29,616	1,034,487
PRA Group, Inc.(1)	5,507	203,429
PROG Holdings, Inc.(1)	11,339	210,225
Regional Management Corp.	1,642	55,319
SLM Corp.	85,494	1,306,348
SoFi Technologies, Inc.(1)	25,626	151,706
Synchrony Financial	87,166	2,854,686
World Acceptance Corp.(1)	562	65,327
		26,292,876
Containers and Packaging — 0.6%
Amcor PLC	65,110	781,971
AptarGroup, Inc.	8,022	824,742
Ardagh Metal Packaging SA(2)	6,691	41,150
Avery Dennison Corp.	8,499	1,560,586
Ball Corp.	14,628	816,389
Berry Global Group, Inc.(1)	11,310	614,472
Crown Holdings, Inc.	7,685	696,184
Graphic Packaging Holding Co.	38,669	861,159
Greif, Inc., Class A	3,018	202,357
Greif, Inc., Class B	579	37,791
International Paper Co.	46,942	1,953,726
Myers Industries, Inc.	7,324	141,500
O-I Glass, Inc.(1)	12,177	158,423
Packaging Corp. of America	19,256	2,636,532
Sealed Air Corp.	13,048	702,113
Silgan Holdings, Inc.	2,950	134,372
Sonoco Products Co.	21,315	1,343,271
TriMas Corp.	6,496	178,770
WestRock Co.	41,977	1,703,846
		15,389,354
Distributors — 0.3%
Funko, Inc., Class A(1)	2	45
Genuine Parts Co.	22,747	3,548,759
LKQ Corp.	27,232	1,449,287
Pool Corp.	4,059	1,376,772
		6,374,863
Diversified Consumer Services — 0.2%
ADT, Inc.	8,893	64,830
Adtalem Global Education, Inc.(1)	15,711	592,148
American Public Education, Inc.(1)	1,168	12,065
Bright Horizons Family Solutions, Inc.(1)	1,672	114,030
Carriage Services, Inc.	255	9,029
Chegg, Inc.(1)	3,251	63,980
Coursera, Inc.(1)	1,108	12,742
frontdoor, Inc.(1)	6,672	156,659
Graham Holdings Co., Class B	393	222,214
Grand Canyon Education, Inc.(1)	9,187	747,638
42

Avantis U.S. Equity ETF
	Shares	Value
H&R Block, Inc.	15,097	$679,365
Laureate Education, Inc., Class A	13,106	144,428
OneSpaWorld Holdings Ltd.(1)	2,875	25,329
Perdoceo Education Corp.(1)	14,541	168,385
Service Corp. International	14,784	912,321
Strategic Education, Inc.	1,682	108,825
Stride, Inc.(1)	4,771	181,966
Terminix Global Holdings, Inc.(1)	623	26,571
Universal Technical Institute, Inc.(1)	6,254	42,902
		4,285,427
Diversified Financial Services — 0.8%
A-Mark Precious Metals, Inc.	2,185	67,538
Acacia Research Corp.(1)	1,942	8,720
Alerus Financial Corp.	2,014	47,853
Apollo Global Management, Inc.	29,563	1,643,112
Berkshire Hathaway, Inc., Class B(1)	51,207	14,378,926
Cannae Holdings, Inc.(1)	6,857	148,180
Equitable Holdings, Inc.	88,214	2,624,366
Jackson Financial, Inc., Class A	23,759	742,706
Voya Financial, Inc.	25,895	1,593,319
		21,254,720
Diversified Telecommunication Services — 1.0%
Anterix, Inc.(1)	417	17,702
AT&T, Inc.	519,420	9,110,627
ATN International, Inc.	3,694	173,064
Cogent Communications Holdings, Inc.	1,813	96,542
Consolidated Communications Holdings, Inc.(1)	5,433	31,185
EchoStar Corp., Class A(1)	5,703	104,992
Frontier Communications Parent, Inc.(1)	28,245	727,591
Globalstar, Inc.(1)(2)	11,249	22,498
IDT Corp., Class B(1)	3,911	100,004
Iridium Communications, Inc.(1)	24,562	1,090,307
Liberty Latin America Ltd., Class C(1)	1,731	12,065
Lumen Technologies, Inc.(2)	67,736	674,651
Radius Global Infrastructure, Inc., Class A(1)	5,645	77,732
Verizon Communications, Inc.	327,374	13,687,507
		25,926,467
Electric Utilities — 2.1%
ALLETE, Inc.	4,114	243,466
Alliant Energy Corp.	22,624	1,380,969
American Electric Power Co., Inc.	46,784	4,687,757
Avangrid, Inc.(2)	3,332	164,601
Constellation Energy Corp.	31,036	2,532,227
Duke Energy Corp.	26,399	2,822,317
Edison International	45,659	3,094,310
Entergy Corp.	26,267	3,028,585
Evergy, Inc.	27,614	1,892,387
Eversource Energy	30,233	2,711,598
Exelon Corp.	100,482	4,412,165
FirstEnergy Corp.	32,336	1,278,889
Genie Energy Ltd., Class B	1,970	20,567
43

Avantis U.S. Equity ETF
	Shares	Value
Hawaiian Electric Industries, Inc.	19,618	$767,456
IDACORP, Inc.	6,052	661,120
MGE Energy, Inc.	688	52,990
NextEra Energy, Inc.	42,373	3,604,247
NRG Energy, Inc.	35,622	1,470,476
OGE Energy Corp.	30,666	1,243,200
Otter Tail Corp.	7,857	593,518
PG&E Corp.(1)	211,609	2,609,139
Pinnacle West Capital Corp.	18,842	1,419,745
PNM Resources, Inc.	2,183	103,540
Portland General Electric Co.	16,991	877,925
PPL Corp.	90,164	2,621,969
Southern Co.	61,352	4,728,399
Via Renewables, Inc.	2	17
Xcel Energy, Inc.	48,534	3,603,649
		52,627,228
Electrical Equipment — 0.6%
Acuity Brands, Inc.	4,665	764,733
AMETEK, Inc.	9,922	1,192,228
Array Technologies, Inc.(1)	6,891	144,022
Atkore, Inc.(1)	13,265	1,119,699
AZZ, Inc.	10,430	444,422
Babcock & Wilcox Enterprises, Inc.(1)	1,361	10,861
Blink Charging Co.(1)(2)	1,434	30,645
Bloom Energy Corp., Class A(1)	8,599	218,501
ChargePoint Holdings, Inc.(1)(2)	4,254	69,213
Eaton Corp. PLC	9,771	1,335,109
Emerson Electric Co.	32,857	2,685,731
Encore Wire Corp.	6,435	837,193
EnerSys	1,995	124,428
FREYR Battery SA(1)(2)	9,793	139,452
FuelCell Energy, Inc.(1)(2)	14,615	61,237
Generac Holdings, Inc.(1)	3,166	697,818
GrafTech International Ltd.	15,715	92,404
Hubbell, Inc.	3,371	695,437
LSI Industries, Inc.	925	7,160
nVent Electric PLC	6,618	218,129
Orion Energy Systems, Inc.(1)	35	59
Plug Power, Inc.(1)(2)	21,817	611,749
Powell Industries, Inc.	406	10,012
Regal Rexnord Corp.	4,860	668,687
Rockwell Automation, Inc.	5,782	1,369,987
Sensata Technologies Holding PLC	2,411	97,115
Sunrun, Inc.(1)	15,255	503,873
Thermon Group Holdings, Inc.(1)	1,797	31,537
TPI Composites, Inc.(1)	9,343	173,686
		14,355,127
Electronic Equipment, Instruments and Components — 1.2%
908 Devices, Inc.(1)	1,596	32,159
Advanced Energy Industries, Inc.	7,997	718,051
Aeva Technologies, Inc.(1)	2,203	6,785
44

Avantis U.S. Equity ETF
	Shares	Value
AEye, Inc.(1)(2)	1,934	$2,978
Amphenol Corp., Class A	16,317	1,199,789
Arrow Electronics, Inc.(1)	10,961	1,148,822
Avnet, Inc.	17,522	769,041
Badger Meter, Inc.	7,042	666,807
Bel Fuse, Inc., Class B	733	20,832
Belden, Inc.	2,846	186,356
Benchmark Electronics, Inc.	8,401	230,607
CDW Corp.	9,996	1,706,317
Cognex Corp.	7,406	311,867
Corning, Inc.	116,824	4,009,400
CTS Corp.	4,378	185,277
ePlus, Inc.(1)	9,073	427,520
Fabrinet(1)	3,304	339,783
FARO Technologies, Inc.(1)	666	22,344
Flex Ltd.(1)	89,169	1,588,100
II-VI, Inc.(1)	11,837	559,062
Insight Enterprises, Inc.(1)	7,619	694,243
IPG Photonics Corp.(1)	2,605	235,987
Itron, Inc.(1)	1,437	68,372
Jabil, Inc.	33,526	2,021,618
Keysight Technologies, Inc.(1)	14,826	2,429,833
Kimball Electronics, Inc.(1)	3,734	80,430
Knowles Corp.(1)	10,136	153,560
Littelfuse, Inc.	1,898	450,244
Methode Electronics, Inc.	3,782	153,020
National Instruments Corp.	1,474	58,606
nLight, Inc.(1)	1,434	17,911
Novanta, Inc.(1)	765	102,273
OSI Systems, Inc.(1)	3,737	311,367
PC Connection, Inc.	1,080	53,654
Plexus Corp.(1)	7,193	674,200
Rogers Corp.(1)	2,500	626,300
Sanmina Corp.(1)	17,959	871,371
ScanSource, Inc.(1)	3,507	101,598
SmartRent, Inc.(1)	2,260	7,300
TD SYNNEX Corp.	9,909	954,039
TE Connectivity Ltd.	22,997	2,902,451
Teledyne Technologies, Inc.(1)	1,984	730,826
Trimble, Inc.(1)	7,638	483,104
TTM Technologies, Inc.(1)	20,460	321,836
Vishay Intertechnology, Inc.	39,495	776,867
Vishay Precision Group, Inc.(1)	1,127	38,667
Vontier Corp.	8,993	197,127
Zebra Technologies Corp., Class A(1)	1,846	556,827
		30,205,528
Energy Equipment and Services — 0.7%
Archrock, Inc.	69,294	512,083
Baker Hughes Co.	76,293	1,927,161
Bristow Group, Inc.(1)	3,493	101,332
Cactus, Inc., Class A	10,888	434,976
45

Avantis U.S. Equity ETF
	Shares	Value
ChampionX Corp.	21,957	$478,882
Core Laboratories NV	382	6,169
Diamond Offshore Drilling, Inc.(1)(2)	9,801	69,685
DMC Global, Inc.(1)	932	20,802
Dril-Quip, Inc.(1)	7,904	174,916
Expro Group Holdings NV(1)	6,851	92,626
Exterran Corp.(1)	1,701	8,352
Halliburton Co.	149,647	4,508,864
Helix Energy Solutions Group, Inc.(1)	17,270	74,606
Helmerich & Payne, Inc.	17,554	750,433
Liberty Energy, Inc., Class A(1)	19,517	292,755
Nabors Industries Ltd.(1)	3,052	404,420
National Energy Services Reunited Corp.(1)	1,433	10,060
Newpark Resources, Inc.(1)	2,273	6,546
NexTier Oilfield Solutions, Inc.(1)	29,556	276,940
Noble Corp.(1)	9,400	285,290
NOV, Inc.	71,178	1,257,715
Oceaneering International, Inc.(1)	47,211	417,817
Oil States International, Inc.(1)	2,864	14,034
Patterson-UTI Energy, Inc.	61,061	909,809
ProPetro Holding Corp.(1)	21,776	199,468
RPC, Inc.	4,496	35,743
Schlumberger NV	53,475	2,040,071
SEACOR Marine Holdings, Inc.(1)	90	585
Select Energy Services, Inc., Class A(1)	6,207	44,132
Solaris Oilfield Infrastructure, Inc., Class A	1,898	20,309
TechnipFMC PLC(1)	79,176	647,660
TETRA Technologies Inc(1)	19,656	78,231
Tidewater, Inc.(1)	7,131	158,023
Transocean Ltd.(1)	115,547	418,280
US Silica Holdings, Inc.(1)	24,214	339,722
Valaris Ltd.(1)	4,898	249,700
Weatherford International PLC(1)	23,126	650,766
		17,918,963
Entertainment — 0.7%
Activision Blizzard, Inc.	18,578	1,458,187
AMC Entertainment Holdings, Inc., Class A(1)	20,504	186,997
Cinemark Holdings, Inc.(1)	1,358	19,121
Electronic Arts, Inc.	13,952	1,770,090
IMAX Corp.(1)	3,850	60,368
Liberty Media Corp.-Liberty Braves, Class C(1)	1,819	49,732
Liberty Media Corp.-Liberty Formula One, Class A(1)	763	44,353
Liberty Media Corp.-Liberty Formula One, Class C(1)	13,601	866,112
Live Nation Entertainment, Inc.(1)	5,040	455,414
Madison Square Garden Entertainment Corp.(1)	3,806	211,461
Madison Square Garden Sports Corp.(1)	554	88,790
Marcus Corp.(2)	2,297	36,959
Netflix, Inc.(1)	17,542	3,921,690
Playstudios, Inc.(1)	6,205	22,462
Playtika Holding Corp.(1)	3,114	32,790
ROBLOX Corp., Class A(1)	8,176	319,763
46

Avantis U.S. Equity ETF
	Shares	Value
Roku, Inc.(1)	3,373	$229,364
Take-Two Interactive Software, Inc.(1)	15,855	1,943,189
Walt Disney Co.(1)	31,693	3,552,151
Warner Bros Discovery, Inc.(1)	74,426	985,400
World Wrestling Entertainment, Inc., Class A	13,330	906,573
		17,160,966
Food and Staples Retailing — 1.9%
Albertsons Cos., Inc., Class A	19,487	536,087
Andersons, Inc.	3,851	142,603
BJ's Wholesale Club Holdings, Inc.(1)	13,465	1,003,008
Casey's General Stores, Inc.	8,249	1,763,389
Costco Wholesale Corp.	33,435	17,456,414
Grocery Outlet Holding Corp.(1)	3,257	130,671
HF Foods Group, Inc.(1)	3	15
Ingles Markets, Inc., Class A	5,563	486,929
Kroger Co.	126,560	6,067,286
Natural Grocers by Vitamin Cottage, Inc.	1,404	20,161
Performance Food Group Co.(1)	30,180	1,508,396
PriceSmart, Inc.	7,105	449,533
Rite Aid Corp.(1)(2)	3,599	25,841
SpartanNash Co.	9,866	300,222
Sprouts Farmers Market, Inc.(1)	35,102	1,014,448
Sysco Corp.	31,943	2,626,354
United Natural Foods, Inc.(1)	17,141	755,575
US Foods Holding Corp.(1)	2,951	90,360
Village Super Market, Inc., Class A	964	21,189
Walgreens Boots Alliance, Inc.	51,034	1,789,252
Walmart, Inc.	89,341	11,842,150
Weis Markets, Inc.	4,427	344,022
		48,373,905
Food Products — 1.2%
Alico, Inc.	400	13,580
AppHarvest, Inc.(1)	8,724	25,125
Archer-Daniels-Midland Co.	38,049	3,344,127
B&G Foods, Inc.	23,005	498,288
Benson Hill, Inc.(1)	725	2,574
Beyond Meat, Inc.(1)(2)	233	5,685
BRC, Inc., Class A(1)	1,643	16,019
Bunge Ltd.	21,831	2,164,980
Cal-Maine Foods, Inc.	3,502	187,742
Calavo Growers, Inc.	2,655	111,616
Campbell Soup Co.	14,177	714,237
Conagra Brands, Inc.	6,529	224,467
Darling Ingredients, Inc.(1)	26,159	1,989,653
Farmer Bros Co.(1)	1,836	10,300
Flowers Foods, Inc.	32,947	899,453
Fresh Del Monte Produce, Inc.	6,637	181,456
General Mills, Inc.	14,820	1,138,176
Hain Celestial Group, Inc.(1)	11,015	223,164
Hershey Co.	13,983	3,141,561
Hormel Foods Corp.	14,967	752,541
47

Avantis U.S. Equity ETF
	Shares	Value
Hostess Brands, Inc.(1)	13,870	$321,507
Ingredion, Inc.	11,413	993,730
J&J Snack Foods Corp.	907	135,170
J.M. Smucker Co.	10,326	1,445,537
John B Sanfilippo & Son, Inc.	1,089	87,915
Kellogg Co.	12,453	905,831
Kraft Heinz Co.	42,513	1,589,986
Lamb Weston Holdings, Inc.	20,976	1,668,221
Lancaster Colony Corp.	1,509	254,342
Landec Corp.(1)	471	4,945
McCormick & Co., Inc.	5,745	482,982
Mission Produce, Inc.(1)	3,648	58,733
Mondelez International, Inc., Class A	47,518	2,939,463
Pilgrim's Pride Corp.(1)	11,243	320,088
Post Holdings, Inc.(1)	1,439	127,726
Seaboard Corp.	34	131,320
Seneca Foods Corp., Class A(1)	779	41,155
Simply Good Foods Co.(1)	6,608	201,874
Tootsie Roll Industries, Inc.	1,066	38,195
TreeHouse Foods, Inc.(1)	751	34,997
Tyson Foods, Inc., Class A	37,079	2,795,015
		30,223,476
Gas Utilities — 0.2%
Atmos Energy Corp.	8,757	992,869
Chesapeake Utilities Corp.	584	73,759
National Fuel Gas Co.	14,260	1,016,310
New Jersey Resources Corp.	18,744	827,360
Northwest Natural Holding Co.	7,630	363,264
ONE Gas, Inc.	4,021	314,724
South Jersey Industries, Inc.	3,882	131,406
Southwest Gas Holdings, Inc.	1,238	96,378
Spire, Inc.	345	24,112
Star Group LP	906	8,326
UGI Corp.	21,261	839,810
		4,688,318
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories	64,677	6,639,094
ABIOMED, Inc.(1)	2,666	691,240
Align Technology, Inc.(1)	4,826	1,176,096
AngioDynamics, Inc.(1)	2,566	56,811
Apyx Medical Corp.(1)	34	195
Atrion Corp.	182	109,919
Avanos Medical, Inc.(1)	4,066	100,146
Axogen, Inc.(1)	60	562
Baxter International, Inc.	15,267	877,242
Becton Dickinson and Co.	6,112	1,542,791
BioLife Solutions, Inc.(1)	1,379	32,558
Boston Scientific Corp.(1)	48,849	1,969,103
Butterfly Network, Inc.(1)	6,096	37,978
Cardiovascular Systems, Inc.(1)	1,836	24,254
Co-Diagnostics, Inc.(1)(2)	4,362	14,744
48

Avantis U.S. Equity ETF
	Shares	Value
CONMED Corp.	552	$48,891
Cooper Cos., Inc.	3,096	889,914
CryoPort, Inc.(1)	2,105	68,749
Cue Health, Inc.(1)	1,307	4,352
DENTSPLY SIRONA, Inc.	11,911	390,323
DexCom, Inc.(1)	9,281	762,991
Edwards Lifesciences Corp.(1)	29,822	2,686,962
Embecta Corp.	2,919	93,174
Enovis Corp.(1)	3,578	181,226
Envista Holdings Corp.(1)	6,142	227,807
Glaukos Corp.(1)	3,641	176,771
Globus Medical, Inc., Class A(1)	6,438	381,065
Haemonetics Corp.(1)	7,881	591,311
Heska Corp.(1)	481	43,805
Hologic, Inc.(1)	46,230	3,123,299
IDEXX Laboratories, Inc.(1)	7,628	2,651,645
Inogen, Inc.(1)	2,072	59,321
Inspire Medical Systems, Inc.(1)	446	85,405
Insulet Corp.(1)	1,914	488,970
Integer Holdings Corp.(1)	5,955	375,582
Integra LifeSciences Holdings Corp.(1)	6,105	291,270
Intuitive Surgical, Inc.(1)	11,774	2,422,383
Lantheus Holdings, Inc.(1)	18,902	1,489,478
LeMaitre Vascular, Inc.	2,208	109,031
LENSAR, Inc.(1)	146	787
Masimo Corp.(1)	2,888	424,218
Medtronic PLC	42,330	3,721,654
Meridian Bioscience, Inc.(1)	15,240	496,672
Merit Medical Systems, Inc.(1)	9,929	588,095
Neogen Corp.(1)	6,340	132,506
Novocure Ltd.(1)	2,027	166,477
NuVasive, Inc.(1)	11,690	496,942
Omnicell, Inc.(1)	1,395	142,695
OraSure Technologies, Inc.(1)	69	282
Orthofix Medical, Inc.(1)	1,659	33,014
Outset Medical, Inc.(1)	982	17,961
Penumbra, Inc.(1)	865	142,007
PROCEPT BioRobotics Corp.(1)	440	17,811
Pulmonx Corp.(1)	305	5,603
QuidelOrtho Corp.(1)	12,395	982,428
ResMed, Inc.	6,385	1,404,189
Shockwave Medical, Inc.(1)	576	170,991
SI-BONE, Inc.(1)	1,456	24,024
STAAR Surgical Co.(1)	156	14,756
STERIS PLC	4,280	861,906
Stryker Corp.	8,040	1,649,808
Surmodics, Inc.(1)	184	6,199
Teleflex, Inc.	2,216	501,392
Utah Medical Products, Inc.	303	27,846
Varex Imaging Corp.(1)	3,668	77,358
Zimmer Biomet Holdings, Inc.	11,620	1,235,438
49

Avantis U.S. Equity ETF
	Shares	Value
Zimvie, Inc.(1)	3,747	$57,029
		44,316,546
Health Care Providers and Services — 2.5%
23andMe Holding Co., Class A(1)(2)	18,394	61,988
Acadia Healthcare Co., Inc.(1)	4,746	388,840
Accolade, Inc.(1)	1,759	17,907
AdaptHealth Corp.(1)	1,164	20,917
Addus HomeCare Corp.(1)	318	28,372
agilon health, Inc.(1)	6,671	138,623
Alignment Healthcare, Inc.(1)	2,819	42,877
Amedisys, Inc.(1)	594	70,359
AmerisourceBergen Corp.	12,941	1,896,633
AMN Healthcare Services, Inc.(1)	8,644	887,220
Apollo Medical Holdings, Inc.(1)(2)	2,627	113,303
Brookdale Senior Living, Inc.(1)	97,084	427,170
Cardinal Health, Inc.	15,392	1,088,522
Castle Biosciences, Inc.(1)	1,093	31,697
Centene Corp.(1)	66,343	5,953,621
Chemed Corp.	1,614	768,571
Cigna Corp.	10,343	2,931,723
Clover Health Investments Corp.(1)	18,695	48,794
Community Health Systems, Inc.(1)	3,206	8,528
CorVel Corp.(1)	1,182	183,659
Cross Country Healthcare, Inc.(1)	482	12,233
CVS Health Corp.	26,771	2,627,574
DaVita, Inc.(1)	3,190	272,075
DocGo, Inc.(1)	416	4,243
Elevance Health, Inc.	18,056	8,759,146
Encompass Health Corp.	2,756	133,859
Enhabit, Inc.(1)	1,164	19,322
Ensign Group, Inc.	12,799	1,091,755
Fulgent Genetics, Inc.(1)	7,944	345,326
Guardant Health, Inc.(1)	1,305	65,328
Hanger, Inc.(1)	1,813	33,776
HCA Healthcare, Inc.	8,200	1,622,534
HealthEquity, Inc.(1)	1,656	109,429
Henry Schein, Inc.(1)	8,481	622,590
Hims & Hers Health, Inc.(1)	7,222	45,932
Humana, Inc.	12,991	6,258,804
Invitae Corp.(1)(2)	3,886	11,813
Joint Corp.(1)	250	4,560
Laboratory Corp. of America Holdings	10,048	2,263,513
LHC Group, Inc.(1)	377	60,874
McKesson Corp.	5,332	1,956,844
ModivCare, Inc.(1)	4,962	537,484
Molina Healthcare, Inc.(1)	11,958	4,034,270
National Healthcare Corp.	2,291	159,110
National Research Corp.	2,840	96,872
Oak Street Health, Inc.(1)	2,330	61,046
OPKO Health, Inc.(1)	34,966	76,226
Option Care Health, Inc.(1)	2,717	84,118
50

Avantis U.S. Equity ETF
	Shares	Value
Owens & Minor, Inc.	19,414	$572,907
Patterson Cos., Inc.	20,120	561,147
Pediatrix Medical Group, Inc.(1)	408	7,271
Premier, Inc., Class A	19,823	698,563
Quest Diagnostics, Inc.	5,049	632,690
R1 RCM, Inc.(1)	24,423	533,643
RadNet, Inc.(1)	2,713	54,504
Select Medical Holdings Corp.	1,934	49,588
Signify Health, Inc., Class A(1)	436	12,164
Tenet Healthcare Corp.(1)	8,902	502,963
UnitedHealth Group, Inc.	24,671	12,812,390
Universal Health Services, Inc., Class B	11,036	1,079,762
		63,997,572
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.(1)	34,123	580,091
American Well Corp., Class A(1)	27,080	123,214
Change Healthcare, Inc.(1)	27,001	663,415
Doximity, Inc., Class A(1)(2)	2,017	66,944
Evolent Health, Inc., Class A(1)	18,647	685,277
HealthStream, Inc.(1)	1,147	25,383
Multiplan Corp.(1)	3,646	12,834
NextGen Healthcare, Inc.(1)	3,200	54,848
OptimizeRx Corp.(1)	792	12,569
Phreesia, Inc.(1)	1,042	26,738
Schrodinger, Inc.(1)	2,566	70,411
Sharecare, Inc.(1)	7,165	13,112
Simulations Plus, Inc.	670	40,234
Teladoc Health, Inc.(1)	3,851	119,612
Veeva Systems, Inc., Class A(1)	5,613	1,118,783
		3,613,465
Hotels, Restaurants and Leisure — 1.5%
Accel Entertainment, Inc.(1)	5,685	53,496
Airbnb, Inc., Class A(1)	6,804	769,668
Aramark	8,716	311,248
BJ's Restaurants, Inc.(1)	2,996	75,140
Bloomin' Brands, Inc.	19,658	397,485
Booking Holdings, Inc.(1)	2,136	4,006,730
Bowlero Corp.(1)	1,353	15,992
Boyd Gaming Corp.	16,465	896,190
Brinker International, Inc.(1)	1,123	27,525
Caesars Entertainment, Inc.(1)	10,014	431,804
Carnival Corp.(1)	39,494	373,613
Carrols Restaurant Group, Inc.(1)	62	136
Century Casinos, Inc.(1)	2,996	22,081
Cheesecake Factory, Inc.(2)	15,941	488,113
Chipotle Mexican Grill, Inc.(1)	2,108	3,366,054
Choice Hotels International, Inc.	3,806	436,586
Churchill Downs, Inc.	3,620	713,466
Chuy's Holdings, Inc.(1)	2,590	57,835
Cracker Barrel Old Country Store, Inc.(2)	5,062	546,392
Darden Restaurants, Inc.	21,226	2,625,868
51

Avantis U.S. Equity ETF
	Shares	Value
Dave & Buster's Entertainment, Inc.(1)	4,237	$175,158
Denny's Corp.(1)	344	3,251
Dine Brands Global, Inc.	739	49,217
Domino's Pizza, Inc.	1,293	480,815
DraftKings, Inc., Class A(1)	3,001	48,196
Everi Holdings, Inc.(1)	5,752	106,412
Expedia Group, Inc.(1)	5,405	554,823
Fiesta Restaurant Group, Inc.(1)	103	687
Golden Entertainment, Inc.(1)	4,821	184,451
Hilton Grand Vacations, Inc.(1)	14,878	606,725
Hilton Worldwide Holdings, Inc.	8,356	1,064,220
Hyatt Hotels Corp., Class A(1)	7,988	715,885
International Game Technology PLC	4,798	86,076
Jack in the Box, Inc.	718	57,339
Krispy Kreme, Inc.	4,174	49,045
Las Vegas Sands Corp.(1)	17,424	655,665
Life Time Group Holdings, Inc.(1)(2)	2,409	28,547
Lindblad Expeditions Holdings, Inc.(1)	902	6,972
Marriott International, Inc., Class A	10,824	1,664,082
Marriott Vacations Worldwide Corp.	885	126,042
McDonald's Corp.	17,635	4,448,958
MGM Resorts International	24,547	801,214
Monarch Casino & Resort, Inc.(1)	2,813	169,877
Noodles & Co.(1)	6,097	28,961
Norwegian Cruise Line Holdings Ltd.(1)	31,403	410,751
ONE Group Hospitality, Inc.(1)	112	800
Papa John's International, Inc.	855	69,110
Penn Entertainment, Inc.(1)	18,528	578,629
Planet Fitness, Inc., Class A(1)	2,296	155,554
Playa Hotels & Resorts NV(1)	21,029	137,950
RCI Hospitality Holdings, Inc.	1,205	78,578
Red Robin Gourmet Burgers, Inc.(1)	318	2,363
Red Rock Resorts, Inc., Class A	11,667	445,913
Royal Caribbean Cruises Ltd.(1)	10,599	432,969
Ruth's Hospitality Group, Inc.	5,749	104,747
Scientific Games Corp., Class A(1)	2,912	143,358
SeaWorld Entertainment, Inc.(1)	11,698	587,824
Shake Shack, Inc., Class A(1)	1,451	69,155
Six Flags Entertainment Corp.(1)	1,413	31,298
Starbucks Corp.	28,329	2,381,619
Target Hospitality Corp.(1)(2)	4,204	55,871
Texas Roadhouse, Inc.	15,280	1,356,253
Travel + Leisure Co.	8,543	362,223
Vail Resorts, Inc.	1,823	409,592
Wendy's Co.	30,120	577,702
Wingstop, Inc.	532	60,574
Wyndham Hotels & Resorts, Inc.	3,445	225,096
Wynn Resorts Ltd.(1)	11,105	672,852
Yum! Brands, Inc.	9,045	1,006,166
		38,084,987
52

Avantis U.S. Equity ETF
	Shares	Value
Household Durables — 0.8%
Bassett Furniture Industries, Inc.	340	$6,480
Beazer Homes USA, Inc.(1)	3,691	52,560
Cavco Industries, Inc.(1)	1,845	431,748
Century Communities, Inc.	10,534	491,832
D.R. Horton, Inc.	27,217	1,936,490
Ethan Allen Interiors, Inc.	5,840	138,817
Garmin Ltd.	11,031	976,133
GoPro, Inc., Class A(1)	15,431	93,975
Green Brick Partners, Inc.(1)	3,432	83,604
Hooker Furnishings Corp.	1,278	20,282
Installed Building Products, Inc.	2,302	208,469
iRobot Corp.(1)	3,512	206,787
KB Home	11,970	342,941
La-Z-Boy, Inc.	18,755	494,944
Legacy Housing Corp.(1)	63	1,077
Leggett & Platt, Inc.	5,392	206,082
Lennar Corp., B Shares	731	45,088
Lennar Corp., Class A	28,604	2,215,380
LGI Homes, Inc.(1)	1,820	172,736
Lifetime Brands, Inc.	86	767
M.D.C. Holdings, Inc.	5,224	162,362
M/I Homes, Inc.(1)	10,905	471,532
Meritage Homes Corp.(1)	7,408	580,417
Mohawk Industries, Inc.(1)	10,669	1,177,431
Newell Brands, Inc.	60,315	1,076,623
NVR, Inc.(1)	422	1,747,105
PulteGroup, Inc.	46,196	1,878,329
Skyline Champion Corp.(1)	9,909	561,543
Sonos, Inc.(1)	27,212	409,268
Taylor Morrison Home Corp.(1)	27,850	699,314
Tempur Sealy International, Inc.	20,248	506,402
Toll Brothers, Inc.	21,803	954,753
TopBuild Corp.(1)	380	69,829
Tri Pointe Homes, Inc.(1)	30,130	522,153
Universal Electronics, Inc.(1)	1,055	23,453
Vuzix Corp.(1)(2)	3,281	24,640
Whirlpool Corp.	11,731	1,837,075
		20,828,421
Household Products — 0.8%
Central Garden & Pet Co.(1)	35	1,397
Central Garden & Pet Co., Class A(1)	14,690	554,694
Church & Dwight Co., Inc.	13,962	1,168,759
Clorox Co.	9,651	1,393,025
Colgate-Palmolive Co.	53,717	4,201,207
Energizer Holdings, Inc.	1,905	53,530
Kimberly-Clark Corp.	25,251	3,220,008
Oil-Dri Corp. of America	506	13,961
Procter & Gamble Co.	68,605	9,463,374
Spectrum Brands Holdings, Inc.	10,895	686,276
WD-40 Co.	969	183,296
		20,939,527
53

Avantis U.S. Equity ETF
	Shares	Value
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	131,635	$3,350,111
Brookfield Renewable Corp., Class A	7,149	274,450
Clearway Energy, Inc., Class A	7,120	245,497
Clearway Energy, Inc., Class C	17,698	656,596
Montauk Renewables, Inc.(1)	4,235	75,171
NextEra Energy Partners LP	9,645	791,758
Ormat Technologies, Inc.(2)	8,046	752,140
Sunnova Energy International, Inc.(1)(2)	15,327	386,547
Vistra Corp.	103,785	2,568,679
		9,100,949
Industrial Conglomerates — 0.3%
3M Co.	23,226	2,888,153
General Electric Co.	28,095	2,063,297
Honeywell International, Inc.	19,978	3,782,834
		8,734,284
Insurance — 3.7%
Aflac, Inc.	65,038	3,864,558
Alleghany Corp.(1)	889	747,809
Allstate Corp.	38,728	4,666,724
Ambac Financial Group, Inc.(1)	4,370	65,943
American Equity Investment Life Holding Co.	16,402	623,276
American Financial Group, Inc.	15,841	2,022,579
American International Group, Inc.	98,895	5,117,816
AMERISAFE, Inc.	2,734	130,740
Aon PLC, Class A	12,903	3,603,292
Arch Capital Group Ltd.(1)	46,938	2,146,005
Argo Group International Holdings Ltd.	8,704	170,860
Arthur J. Gallagher & Co.	16,296	2,958,865
Assurant, Inc.	7,688	1,218,471
Assured Guaranty Ltd.	12,507	638,732
Axis Capital Holdings Ltd.	23,251	1,235,791
Brighthouse Financial, Inc.(1)	15,322	728,561
Brown & Brown, Inc.	3,508	221,144
Chubb Ltd.	27,295	5,160,120
Cincinnati Financial Corp.	16,910	1,639,594
CNA Financial Corp.	2,425	93,266
CNO Financial Group, Inc.	27,228	501,267
Employers Holdings, Inc.	5,275	206,569
Enstar Group Ltd.(1)	1,112	210,446
Erie Indemnity Co., Class A	2,673	574,508
Everest Re Group Ltd.	5,066	1,363,007
Fidelity National Financial, Inc.	59,824	2,339,118
First American Financial Corp.	20,988	1,122,858
Genworth Financial, Inc., Class A(1)	153,947	649,656
Globe Life, Inc.	13,471	1,309,246
Greenlight Capital Re Ltd., A Shares(1)	438	3,456
Hallmark Financial Services, Inc.(1)	138	175
Hanover Insurance Group, Inc.	6,152	796,007
Hartford Financial Services Group, Inc.	63,797	4,102,785
HCI Group, Inc.(2)	626	29,917
54

Avantis U.S. Equity ETF
	Shares	Value
Horace Mann Educators Corp.	14,988	$536,121
James River Group Holdings Ltd.	3,137	74,535
Kemper Corp.	8,125	373,750
Kinsale Capital Group, Inc.	2,621	664,633
Lemonade, Inc.(1)	2,080	46,010
Lincoln National Corp.	19,080	878,825
Loews Corp.	25,248	1,396,467
Markel Corp.(1)	1,191	1,422,185
Marsh & McLennan Cos., Inc.	13,659	2,204,153
MBIA, Inc.(1)	2,999	35,358
Mercury General Corp.	3,646	116,307
MetLife, Inc.	62,141	3,997,531
National Western Life Group, Inc., Class A	206	39,204
Old Republic International Corp.	52,968	1,156,821
Oscar Health, Inc., Class A(1)	11,260	74,654
Palomar Holdings, Inc.(1)	4,070	322,710
Primerica, Inc.	9,881	1,252,417
Principal Financial Group, Inc.	34,666	2,591,630
ProAssurance Corp.	9,411	201,301
Progressive Corp.	50,914	6,244,602
Prudential Financial, Inc.	38,255	3,662,916
Reinsurance Group of America, Inc.	9,776	1,225,519
RenaissanceRe Holdings Ltd.	6,723	909,353
RLI Corp.	4,685	514,226
Ryan Specialty Holdings, Inc.(1)	2,302	97,513
Safety Insurance Group, Inc.	3,304	297,525
Selective Insurance Group, Inc.	10,893	865,122
SiriusPoint Ltd.(1)	5,795	25,904
Stewart Information Services Corp.	10,224	517,743
Tiptree, Inc.	1,990	23,781
Travelers Cos., Inc.	38,045	6,149,594
Trupanion, Inc.(1)	1,128	79,614
United Fire Group, Inc.	4,532	133,377
Universal Insurance Holdings, Inc.	1,959	23,390
Unum Group	32,566	1,232,623
White Mountains Insurance Group Ltd.	557	763,090
Willis Towers Watson PLC	3,379	698,879
WR Berkley Corp.	25,382	1,644,754
		92,757,298
Interactive Media and Services — 3.1%
Alphabet, Inc., Class A(1)	268,839	29,093,757
Alphabet, Inc., Class C(1)	243,224	26,547,900
Bumble, Inc., Class A(1)	440	11,022
Cargurus, Inc.(1)	167	3,123
Cars.com, Inc.(1)	18,061	230,278
Eventbrite, Inc., Class A(1)	2,547	18,109
IAC, Inc.(1)	4,568	293,585
Match Group, Inc.(1)	7,719	436,355
Meta Platforms, Inc., Class A(1)	109,448	17,832,363
Nextdoor Holdings, Inc.(1)(2)	6,500	20,670
Pinterest, Inc., Class A(1)	16,173	372,626
55

Avantis U.S. Equity ETF
	Shares	Value
QuinStreet, Inc.(1)	2,396	$28,776
Shutterstock, Inc.	5,416	300,101
Snap, Inc., Class A(1)	25,165	273,795
TripAdvisor, Inc.(1)	516	12,281
TrueCar, Inc.(1)	11,316	24,669
Twitter, Inc.(1)	34,298	1,329,047
Yelp, Inc.(1)	6,267	214,143
Ziff Davis, Inc.(1)	2,369	183,076
ZipRecruiter, Inc., Class A(1)	881	14,695
ZoomInfo Technologies, Inc.(1)	2,420	109,916
		77,350,287
Internet and Direct Marketing Retail — 1.9%
1-800-Flowers.com, Inc., Class A(1)	3,337	28,965
Amazon.com, Inc.(1)	339,345	43,018,765
Chewy, Inc., Class A(1)	5,328	182,910
ContextLogic, Inc., Class A(1)(2)	7,999	10,399
DoorDash, Inc., Class A(1)	6,941	415,766
Duluth Holdings, Inc., Class B(1)	133	1,180
eBay, Inc.	40,576	1,790,619
Etsy, Inc.(1)	5,403	570,611
Lands' End, Inc.(1)	338	4,671
Liquidity Services, Inc.(1)	5,958	104,205
MercadoLibre, Inc.(1)	1,041	890,430
PetMed Express, Inc.	1,769	36,388
Poshmark, Inc., Class A(1)	1,072	11,599
Revolve Group, Inc.(1)	7,624	179,088
Stitch Fix, Inc., Class A(1)	1,184	5,944
Wayfair, Inc., Class A(1)	1,930	101,730
		47,353,270
IT Services — 3.2%
Accenture PLC, Class A	31,023	8,948,895
Affirm Holdings, Inc.(1)(2)	1,866	43,720
Akamai Technologies, Inc.(1)	15,186	1,370,992
Amdocs Ltd.	13,844	1,183,247
Automatic Data Processing, Inc.	30,983	7,572,555
AvidXchange Holdings, Inc.(1)	1,562	12,168
Block, Inc.(1)	10,614	731,411
Brightcove, Inc.(1)	3,022	20,066
Broadridge Financial Solutions, Inc., ADR	8,295	1,419,855
Cass Information Systems, Inc.	1,956	71,746
Cloudflare, Inc., Class A(1)	1,622	101,488
Cognizant Technology Solutions Corp., Class A	46,246	2,921,360
Computer Task Group, Inc.(1)	51	402
Concentrix Corp.	6,212	781,345
Conduent, Inc.(1)	4,885	19,980
CSG Systems International, Inc.	11,456	662,730
Cyxtera Technologies, Inc.(1)(2)	2,886	18,297
DigitalOcean Holdings, Inc.(1)	570	23,991
DXC Technology Co.(1)	57,180	1,416,920
EPAM Systems, Inc.(1)	3,074	1,311,061
Euronet Worldwide, Inc.(1)	5,323	471,937
56

Avantis U.S. Equity ETF
	Shares	Value
EVERTEC, Inc.	7,015	$235,704
Evo Payments, Inc., Class A(1)	1,973	65,740
ExlService Holdings, Inc.(1)	2,080	348,837
Fastly, Inc., Class A(1)	3,633	33,968
Fidelity National Information Services, Inc.	12,025	1,098,724
Fiserv, Inc.(1)	11,232	1,136,566
FleetCor Technologies, Inc.(1)	3,383	718,989
Gartner, Inc.(1)	6,421	1,832,040
Genpact Ltd.	6,127	287,846
Global Payments, Inc.	6,330	786,376
Globant SA(1)	1,279	269,575
GoDaddy, Inc., Class A(1)	8,685	658,497
Hackett Group, Inc.	2,792	57,320
Information Services Group, Inc.	3,447	19,889
International Business Machines Corp.	30,728	3,947,012
International Money Express, Inc.(1)	13,317	298,301
Jack Henry & Associates, Inc.	8,509	1,635,430
Kyndryl Holdings, Inc.(1)	31,900	332,398
Marqeta, Inc., Class A(1)	13,002	101,286
Mastercard, Inc., Class A	36,913	11,973,470
MAXIMUS, Inc.	8,237	499,080
MongoDB, Inc.(1)	796	256,996
Okta, Inc.(1)	1,627	148,708
Paya Holdings, Inc.(1)	3,711	23,268
Paychex, Inc.	29,399	3,626,073
Payoneer Global, Inc.(1)	16,459	108,959
PayPal Holdings, Inc.(1)	30,255	2,827,027
Paysafe Ltd.(1)(2)	8,658	14,286
Perficient, Inc.(1)	768	59,981
PFSweb, Inc.(1)	66	624
Remitly Global, Inc.(1)	1,084	11,924
Repay Holdings Corp.(1)	1,763	16,378
Sabre Corp.(1)	13,115	94,297
Shift4 Payments, Inc., Class A(1)	613	27,763
Snowflake, Inc., Class A(1)	2,676	484,222
Squarespace, Inc., Class A(1)	214	4,494
SS&C Technologies Holdings, Inc.	4,672	260,511
Switch, Inc., Class A	2,302	78,153
Toast, Inc., Class A(1)	3,393	64,229
TTEC Holdings, Inc.	2,518	131,817
Twilio, Inc., Class A(1)	5,172	359,868
Unisys Corp.(1)	1,565	14,570
VeriSign, Inc.(1)	3,001	546,842
Verra Mobility Corp.(1)	9,352	149,071
Visa, Inc., Class A	76,360	15,173,496
Western Union Co.	45,297	671,301
WEX, Inc.(1)	2,433	375,290
		80,971,362
Leisure Products — 0.2%
Acushnet Holdings Corp.	4,327	206,182
American Outdoor Brands, Inc.(1)	141	1,211
57

Avantis U.S. Equity ETF
	Shares	Value
AMMO, Inc.(1)(2)	4,246	$16,177
Brunswick Corp.	15,568	1,163,085
Callaway Golf Co.(1)	8,673	191,934
Clarus Corp.(2)	1,481	22,467
Hasbro, Inc.	7,409	583,977
JAKKS Pacific, Inc.(1)	608	13,619
Johnson Outdoors, Inc., Class A	466	28,491
Malibu Boats, Inc., Class A(1)	9,476	568,844
Marine Products Corp.	2	20
MasterCraft Boat Holdings, Inc.(1)	4,086	98,432
Mattel, Inc.(1)	14,498	320,696
Peloton Interactive, Inc., Class A(1)(2)	9,526	97,070
Polaris, Inc.	11,853	1,342,589
Smith & Wesson Brands, Inc.	13,781	183,287
Sturm Ruger & Co., Inc.	7,750	404,938
Vista Outdoor, Inc.(1)	17,321	487,067
YETI Holdings, Inc.(1)	15,034	554,604
		6,284,690
Life Sciences Tools and Services — 1.0%
10X Genomics, Inc., Class A(1)	535	17,650
AbCellera Biologics, Inc.(1)	17,609	188,064
Adaptive Biotechnologies Corp.(1)	4,298	38,338
Agilent Technologies, Inc.	11,225	1,439,606
Avantor, Inc.(1)	10,174	253,434
Azenta, Inc.	7,239	381,568
Bio-Rad Laboratories, Inc., Class A(1)	1,773	859,976
Bio-Techne Corp.	1,747	579,672
Bionano Genomics, Inc.(1)	14,024	34,780
Bruker Corp.	13,492	755,552
Charles River Laboratories International, Inc.(1)	2,436	499,989
Cytek Biosciences, Inc.(1)	165	1,922
Danaher Corp.	14,615	3,944,735
Illumina, Inc.(1)	4,059	818,457
IQVIA Holdings, Inc.(1)	6,249	1,328,912
Maravai LifeSciences Holdings, Inc., Class A(1)	7,882	164,497
MaxCyte, Inc.(1)	6,827	35,500
Medpace Holdings, Inc.(1)	1,291	190,565
Mettler-Toledo International, Inc.(1)	2,203	2,671,049
NeoGenomics, Inc.(1)	5,328	53,546
PerkinElmer, Inc.	2,282	308,207
Quanterix Corp.(1)	730	6,826
Repligen Corp.(1)	2,885	632,882
Seer, Inc.(1)	2,551	25,765
SomaLogic, Inc.(1)(2)	5,131	18,882
Sotera Health Co.(1)	4,745	80,238
Syneos Health, Inc.(1)	1,232	74,056
Thermo Fisher Scientific, Inc.	11,056	6,029,058
Waters Corp.(1)	7,736	2,309,970
West Pharmaceutical Services, Inc.	5,965	1,769,756
		25,513,452
58

Avantis U.S. Equity ETF
	Shares	Value
Machinery — 2.1%
AGCO Corp.	9,782	$1,063,401
Alamo Group, Inc.	1,958	256,028
Albany International Corp., Class A	7,251	639,466
Allison Transmission Holdings, Inc.	7,043	255,379
Altra Industrial Motion Corp.	3,818	144,893
Astec Industries, Inc.	5,646	215,564
Barnes Group, Inc.	3,716	115,382
Caterpillar, Inc.	37,967	7,012,885
Chart Industries, Inc.(1)	1,362	264,037
CIRCOR International, Inc.(1)	1,274	20,766
Commercial Vehicle Group, Inc.(1)	656	4,284
Crane Holdings Co.	2,781	262,415
Cummins, Inc.	18,859	4,061,663
Deere & Co.	26,110	9,536,677
Desktop Metal, Inc., Class A(1)	1,364	4,338
Donaldson Co., Inc.	18,780	964,353
Douglas Dynamics, Inc.	2,123	61,779
Dover Corp.	4,574	571,567
Energy Recovery, Inc.(1)	2,454	56,295
Enerpac Tool Group Corp.	2,806	54,436
Esab Corp.	4,270	175,454
ESCO Technologies, Inc.	725	59,037
Evoqua Water Technologies Corp.(1)	4,036	141,583
Federal Signal Corp.	9,256	369,037
Flowserve Corp.	14,857	452,693
Fortive Corp.	4,829	305,821
Franklin Electric Co., Inc.	2,203	191,331
Gates Industrial Corp. PLC(1)	6,029	64,631
Gorman-Rupp Co.	1,605	42,388
Graco, Inc.	22,442	1,432,697
Greenbrier Cos., Inc.	14,571	415,419
Helios Technologies, Inc.	2,493	136,168
Hillenbrand, Inc.	2,858	119,093
Hyliion Holdings Corp.(1)(2)	11,328	39,761
Hyster-Yale Materials Handling, Inc.	921	26,829
IDEX Corp.	3,399	683,913
Illinois Tool Works, Inc.	15,505	3,020,839
Ingersoll Rand, Inc.	19,628	929,778
ITT, Inc.	9,163	664,592
John Bean Technologies Corp.	1,642	169,553
Kadant, Inc.	750	134,572
Kennametal, Inc.	17,006	398,621
Lincoln Electric Holdings, Inc.	10,302	1,408,180
Lindsay Corp.	809	129,731
Manitowoc Co., Inc.(1)	2,026	19,348
Mayville Engineering Co., Inc.(1)	3	21
Middleby Corp.(1)	722	103,838
Miller Industries, Inc.	912	21,441
Mueller Industries, Inc.	16,595	1,048,306
Mueller Water Products, Inc., Class A	46,629	525,975
59

Avantis U.S. Equity ETF
	Shares	Value
Nikola Corp.(1)	5,549	$29,743
Nordson Corp.	1,805	410,042
Omega Flex, Inc.	231	23,336
Oshkosh Corp.	10,937	872,335
Otis Worldwide Corp.	11,763	849,524
PACCAR, Inc.	32,781	2,868,665
Park-Ohio Holdings Corp.	42	697
Parker-Hannifin Corp.	2,655	703,575
Pentair PLC	3,467	154,281
Proterra, Inc.(1)	9,921	59,923
Proto Labs, Inc.(1)	2,685	103,104
RBC Bearings, Inc.(1)	2,996	721,077
REV Group, Inc.	5,713	65,814
Shyft Group, Inc.	12,508	299,567
Snap-on, Inc.	7,995	1,741,791
SPX Technologies, Inc.(1)	2,716	154,975
Standex International Corp.	1,524	137,785
Stanley Black & Decker, Inc.	2,961	260,864
Tennant Co.	2,016	121,666
Terex Corp.	17,066	566,932
Timken Co.	11,139	701,646
Titan International, Inc.(1)	10,384	145,688
Toro Co.	15,950	1,322,733
Trinity Industries, Inc.	22,045	537,457
Velo3D, Inc.(1)(2)	833	3,590
Wabash National Corp.	3,881	63,842
Watts Water Technologies, Inc., Class A	4,817	667,251
Westinghouse Air Brake Technologies Corp.	10,723	939,871
Xylem, Inc.	5,066	461,513
		53,785,545
Marine — 0.1%
Costamare, Inc.	13,290	149,911
Eagle Bulk Shipping, Inc.	3,028	131,536
Genco Shipping & Trading Ltd.	13,257	181,754
Kirby Corp.(1)	6,066	406,786
Matson, Inc.	12,137	894,011
Pangaea Logistics Solutions Ltd.	1,520	7,615
Safe Bulkers, Inc.	15,972	50,951
		1,822,564
Media — 0.9%
Altice USA, Inc., Class A(1)	21,980	219,800
AMC Networks, Inc., Class A(1)	8,961	240,065
Audacy, Inc.(1)	1,679	926
Boston Omaha Corp., Class A(1)	2,163	58,033
Cable One, Inc.	742	842,170
Charter Communications, Inc., Class A(1)	3,863	1,593,990
Comcast Corp., Class A	250,408	9,062,266
Cumulus Media, Inc., Class A(1)	747	6,962
DISH Network Corp., Class A(1)	33,044	573,313
Emerald Holding, Inc.(1)	896	3,432
Entravision Communications Corp., Class A	9,735	49,454
60

Avantis U.S. Equity ETF
	Shares	Value
Fox Corp., Class A	46,840	$1,600,991
Fox Corp., Class B	21,411	677,016
Gray Television, Inc.	25,583	488,635
iHeartMedia, Inc., Class A(1)	124	1,097
Interpublic Group of Cos., Inc.	19,251	532,098
John Wiley & Sons, Inc., Class A	739	34,016
Liberty Broadband Corp., Class A(1)	895	90,234
Liberty Broadband Corp., Class C(1)	10,712	1,089,410
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	2,119	88,023
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	7,256	300,108
Loyalty Ventures, Inc.(1)	43	91
Magnite, Inc.(1)	2,469	18,592
New York Times Co., Class A	18,653	568,730
News Corp., Class A	36,897	624,297
News Corp., Class B	16,699	287,891
Nexstar Media Group, Inc., Class A	2,152	411,721
Omnicom Group, Inc.	11,052	739,379
Paramount Global, Class B(2)	40,052	936,816
PubMatic, Inc., Class A(1)	6,054	118,477
Scholastic Corp.	4,084	187,496
Sinclair Broadcast Group, Inc., Class A	3,662	80,894
Sirius XM Holdings, Inc.(2)	19,316	117,634
TechTarget, Inc.(1)	969	62,888
TEGNA, Inc.	24	514
Thryv Holdings, Inc.(1)	710	18,162
WideOpenWest, Inc.(1)	18,018	320,720
		22,046,341
Metals and Mining — 1.4%
Alcoa Corp.	42,419	2,098,892
Alpha Metallurgical Resources, Inc.	6,083	955,943
Arconic Corp.(1)	23,211	585,149
ATI, Inc.(1)	21,496	643,375
Carpenter Technology Corp.	8,713	295,981
Century Aluminum Co.(1)	4,487	34,640
Cleveland-Cliffs, Inc.(1)	122,006	2,107,044
Coeur Mining, Inc.(1)	53,471	147,580
Commercial Metals Co.	28,784	1,166,040
Fortitude Gold Corp.	744	4,486
Freeport-McMoRan, Inc.	199,964	5,918,934
Gatos Silver, Inc.(1)	5,078	15,437
Gold Resource Corp.	5,263	8,947
Haynes International, Inc.	992	39,372
Hecla Mining Co.	61,236	241,270
Kaiser Aluminum Corp.	5,738	411,759
MP Materials Corp.(1)	8,224	287,758
Newmont Corp.	82,268	3,402,605
Nucor Corp.	49,000	6,514,060
Olympic Steel, Inc.	1,419	37,348
Ramaco Resources, Inc.	4,948	52,152
Reliance Steel & Aluminum Co.	10,846	2,038,831
Royal Gold, Inc.	8,556	786,296
61

Avantis U.S. Equity ETF
	Shares	Value
Ryerson Holding Corp.	6,996	$199,386
Schnitzer Steel Industries, Inc., Class A	6,797	224,573
Steel Dynamics, Inc.	46,316	3,738,628
SunCoke Energy, Inc.	26,823	176,764
TimkenSteel Corp.(1)	16,443	252,236
United States Steel Corp.	63,129	1,443,760
Warrior Met Coal, Inc.	24,424	795,001
Worthington Industries, Inc.	9,411	479,867
		35,104,114
Multi-Utilities — 1.0%
Ameren Corp.	26,949	2,496,016
Avista Corp.	14,212	577,434
Black Hills Corp.	1,295	97,747
CenterPoint Energy, Inc.	33,806	1,065,903
CMS Energy Corp.	26,683	1,802,170
Consolidated Edison, Inc.	39,784	3,888,488
Dominion Energy, Inc.	34,523	2,823,981
DTE Energy Co.	15,468	2,016,099
NiSource, Inc.	54,277	1,601,714
NorthWestern Corp.	4,152	219,973
Public Service Enterprise Group, Inc.	31,858	2,050,381
Sempra Energy	28,949	4,775,717
Unitil Corp.	3,441	179,242
WEC Energy Group, Inc.	15,074	1,554,732
		25,149,597
Multiline Retail — 0.8%
Big Lots, Inc.(2)	11,708	240,834
Dillard's, Inc., Class A(2)	1,046	309,867
Dollar General Corp.	19,003	4,511,692
Dollar Tree, Inc.(1)	26,943	3,655,626
Kohl's Corp.	35,202	1,000,441
Macy's, Inc.	77,681	1,345,435
Nordstrom, Inc.(2)	32,142	549,950
Ollie's Bargain Outlet Holdings, Inc.(1)	3,837	212,224
Target Corp.	48,630	7,797,334
		19,623,403
Oil, Gas and Consumable Fuels — 8.9%
Aemetis, Inc.(1)	1,036	9,448
Alto Ingredients, Inc.(1)	4,759	20,559
Amplify Energy Corp.(1)	1,985	14,788
Antero Midstream Corp.	76,794	773,316
Antero Resources Corp.(1)	61,135	2,450,291
APA Corp.	63,231	2,472,964
Arch Resources, Inc.	6,847	996,786
Archaea Energy, Inc.(1)	4,045	79,929
Ardmore Shipping Corp.(1)	2,984	28,766
Battalion Oil Corp.(1)	400	5,296
Berry Corp.	22,548	206,314
Brigham Minerals, Inc., Class A	6,313	187,812
California Resources Corp.	5,857	292,616
Callon Petroleum Co.(1)	19,035	810,130
62

Avantis U.S. Equity ETF
	Shares	Value
Centrus Energy Corp., Class A(1)	279	$13,897
Cheniere Energy, Inc.	8,724	1,397,410
Chesapeake Energy Corp.(2)	26,434	2,656,353
Chevron Corp.	138,559	21,900,636
Chord Energy Corp.	10,797	1,528,315
Civitas Resources, Inc.	16,502	1,108,769
Clean Energy Fuels Corp.(1)	16,568	111,337
CNX Resources Corp.(1)	56,008	989,661
Comstock Resources, Inc.(1)	35,636	698,466
ConocoPhillips	149,758	16,391,013
CONSOL Energy, Inc.	11,394	817,861
Continental Resources, Inc.	13,681	955,344
Coterra Energy, Inc.	177,223	5,477,963
Crescent Energy Co., Class A(2)	8,885	152,200
CVR Energy, Inc.	11,089	362,167
Delek US Holdings, Inc.	25,599	723,172
Denbury, Inc.(1)	13,080	1,163,204
Devon Energy Corp.	138,019	9,746,902
DHT Holdings, Inc.	26,250	205,013
Diamondback Energy, Inc.	36,667	4,886,988
Dorian LPG Ltd.	7,148	104,003
DTE Midstream LLC(1)	11,964	660,532
Earthstone Energy, Inc., Class A(1)	21,658	329,202
EnLink Midstream LLC(1)	106,546	1,082,507
Enviva, Inc.	57	3,963
EOG Resources, Inc.	90,904	11,026,655
EQT Corp.	71,931	3,438,302
Equitrans Midstream Corp.	127,117	1,178,375
Evolution Petroleum Corp.	5,367	37,247
Excelerate Energy, Inc., Class A	1,305	33,512
Exxon Mobil Corp.	312,196	29,842,816
Gevo, Inc.(1)(2)	20,816	65,154
Green Plains, Inc.(1)	18,694	684,761
Gulfport Energy Corp.(1)	1,733	169,418
Hallador Energy Co.(1)	2,647	17,258
Hess Corp.	55,285	6,677,322
Hess Midstream LP, Class A	5,313	150,411
HF Sinclair Corp.	22,550	1,186,807
HighPeak Energy, Inc.	5,135	130,018
International Seaways, Inc.	7,117	210,165
Kimbell Royalty Partners LP	12,840	227,782
Kinder Morgan, Inc.	127,473	2,335,305
Kosmos Energy Ltd.(1)	174,997	1,237,229
Laredo Petroleum, Inc.(1)	6,044	469,075
Magnolia Oil & Gas Corp., Class A	57,039	1,361,521
Marathon Oil Corp.	171,519	4,389,171
Marathon Petroleum Corp.	78,113	7,869,885
Matador Resources Co.	35,349	2,106,800
Murphy Oil Corp.	44,922	1,750,610
NACCO Industries, Inc., Class A	181	8,140
New Fortress Energy, Inc.(2)	2,956	169,527
63

Avantis U.S. Equity ETF
	Shares	Value
NextDecade Corp.(1)(2)	153	$1,128
Nordic American Tankers Ltd.(2)	26,921	69,995
Northern Oil & Gas, Inc.	3,481	110,139
Occidental Petroleum Corp.	139,497	9,904,287
ONEOK, Inc.	77,125	4,722,364
Overseas Shipholding Group, Inc., Class A(1)	821	2,553
Ovintiv, Inc.	62,405	3,316,202
Par Pacific Holdings, Inc.(1)	1,765	33,182
PBF Energy, Inc., Class A(1)	34,812	1,189,178
PDC Energy, Inc.	31,062	2,109,420
Peabody Energy Corp.(1)	26,439	651,986
Permian Resources Corp.(1)	57,364	472,106
Phillips 66	75,679	6,770,243
PHX Minerals, Inc.	28	92
Pioneer Natural Resources Co.	32,406	8,205,847
Plains GP Holdings LP, Class A(1)	34,739	416,173
Range Resources Corp.(1)	83,203	2,734,051
Ranger Oil Corp., Class A	7,655	298,468
REX American Resources Corp.(1)	3,294	99,808
Ring Energy, Inc.(1)	13,056	42,301
SandRidge Energy, Inc.(1)	12,837	269,320
Scorpio Tankers, Inc.	8,867	368,867
SFL Corp. Ltd.	31,998	342,379
SilverBow Resources, Inc.(1)(2)	3,156	125,483
Sitio Royalties Corp.	762	19,385
SM Energy Co.	41,949	1,848,692
Southwestern Energy Co.(1)	230,873	1,729,239
Talos Energy, Inc.(1)	22,219	460,600
Targa Resources Corp.	55,438	3,782,535
Teekay Corp.(1)	317	1,106
Teekay Tankers Ltd., Class A(1)	3,861	94,981
Texas Pacific Land Corp.	1,391	2,560,080
VAALCO Energy, Inc.	20,449	102,450
Valero Energy Corp.	60,461	7,081,192
Viper Energy Partners LP	2,450	74,774
W&T Offshore, Inc.(1)	5,246	34,099
Williams Cos., Inc.	135,573	4,613,549
World Fuel Services Corp.	20,394	526,165
		223,773,578
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	6,341	269,746
Glatfelter Corp.	2,820	13,733
Louisiana-Pacific Corp.	24,295	1,317,518
Mercer International, Inc.	15,489	251,232
Sylvamo Corp.	11,996	533,102
		2,385,331
Personal Products — 0.2%
BellRing Brands, Inc.(1)	389	9,215
Coty, Inc., Class A(1)	3,823	28,711
Edgewell Personal Care Co.	11,811	460,157
Estee Lauder Cos., Inc., Class A	12,591	3,202,899
64

Avantis U.S. Equity ETF
	Shares	Value
Herbalife Nutrition Ltd.(1)	2,711	$70,730
Inter Parfums, Inc.	628	49,311
Lifevantage Corp.	15	60
Medifast, Inc.	3,721	466,911
Nature's Sunshine Products, Inc.(1)	2	19
NewAge, Inc.(1)	63	14
Nu Skin Enterprises, Inc., Class A	14,574	596,659
Olaplex Holdings, Inc.(1)	5,434	72,381
Thorne HealthTech, Inc.(1)	1,462	6,842
USANA Health Sciences, Inc.(1)	2,586	166,849
Veru, Inc.(1)	5,135	78,565
		5,209,323
Pharmaceuticals — 4.2%
Aclaris Therapeutics, Inc.(1)	1,836	29,211
Aerie Pharmaceuticals, Inc.(1)	1,310	19,781
Amneal Pharmaceuticals, Inc.(1)	3,268	7,092
Amphastar Pharmaceuticals, Inc.(1)	3,941	116,654
Amylyx Pharmaceuticals, Inc.(1)	7,441	187,811
ANI Pharmaceuticals, Inc.(1)	656	24,200
Arvinas, Inc.(1)	9,431	399,309
Assertio Holdings, Inc.(1)(2)	3,356	8,558
AstraZeneca PLC, ADR	16,803	1,048,171
ATAI Life Sciences NV(1)	5,176	23,292
Atea Pharmaceuticals, Inc.(1)	10,199	76,493
Bristol-Myers Squibb Co.	199,520	13,449,643
Cassava Sciences, Inc.(1)(2)	1,285	33,063
Catalent, Inc.(1)	8,939	786,632
CinCor Pharma, Inc.(1)	1,088	36,742
Collegium Pharmaceutical, Inc.(1)	887	15,593
Corcept Therapeutics, Inc.(1)	29,738	767,835
Cymabay Therapeutics, Inc.(1)	297	1,051
DICE Therapeutics, Inc.(1)	3,665	57,541
Edgewise Therapeutics, Inc.(1)	239	2,409
Elanco Animal Health, Inc.(1)	34,443	521,123
Eli Lilly & Co.	47,166	14,207,814
Endo International PLC(1)	30	3
Esperion Therapeutics, Inc.(1)	1,615	12,048
Harmony Biosciences Holdings, Inc.(1)	9,202	404,060
Innoviva, Inc.(1)	19,241	253,212
Intra-Cellular Therapies, Inc.(1)	11,472	576,583
Jazz Pharmaceuticals PLC(1)	8,114	1,259,455
Johnson & Johnson	161,330	26,028,982
Merck & Co., Inc.	206,240	17,604,646
Nektar Therapeutics(1)	8,235	32,446
NGM Biopharmaceuticals, Inc.(1)	841	11,867
Nuvation Bio, Inc.(1)	13,618	38,130
Ocular Therapeutix, Inc.(1)	5,603	28,463
Omeros Corp.(1)(2)	1,336	5,384
Oramed Pharmaceuticals, Inc.(1)	470	4,023
Organon & Co.	12,312	351,261
Paratek Pharmaceuticals, Inc.(1)(2)	1,588	3,986
65

Avantis U.S. Equity ETF
	Shares	Value
Perrigo Co. PLC	17,786	$665,552
Pfizer, Inc.	416,529	18,839,607
Phibro Animal Health Corp., Class A	1,151	17,046
Pliant Therapeutics, Inc.(1)	2,546	49,087
Prestige Consumer Healthcare, Inc.(1)	11,557	584,553
ProPhase Labs, Inc.(2)	872	10,560
Relmada Therapeutics, Inc.(1)	509	14,832
Revance Therapeutics, Inc.(1)	647	12,875
Royalty Pharma PLC, Class A	15,056	629,491
SIGA Technologies, Inc.	16,753	252,635
Strongbridge LLC(1)	1,036	188
Supernus Pharmaceuticals, Inc.(1)	20,389	697,915
TherapeuticsMD, Inc.(1)	303	3,003
Theravance Biopharma, Inc.(1)	2,554	23,012
Tricida, Inc.(1)(2)	1,665	20,846
Ventyx Biosciences, Inc.(1)	1,100	22,440
Viatris, Inc.	199,920	1,909,236
Xeris Biopharma Holdings, Inc.(1)(2)	8	13
Zoetis, Inc.	26,517	4,150,706
		106,338,164
Professional Services — 0.6%
ASGN, Inc.(1)	1,736	167,871
Barrett Business Services, Inc.	1,313	105,880
BGSF, Inc.	7	85
Booz Allen Hamilton Holding Corp.	11,355	1,086,673
CACI International, Inc., Class A(1)	444	124,706
CBIZ, Inc.(1)	4,900	213,934
Clarivate PLC(1)	18,662	217,786
CoStar Group, Inc.(1)	16,449	1,145,508
CRA International, Inc.	1,265	115,634
Dun & Bradstreet Holdings, Inc.	3,414	48,650
Equifax, Inc.	4,848	915,060
Exponent, Inc.	6,939	651,295
First Advantage Corp.(1)	687	9,508
Franklin Covey Co.(1)	3,647	173,488
FTI Consulting, Inc.(1)	1,294	207,816
Heidrick & Struggles International, Inc.	4,579	130,318
ICF International, Inc.	301	30,570
Insperity, Inc.	6,968	759,651
Jacobs Solutions, Inc.	5,025	626,015
KBR, Inc.	14,835	716,530
Kelly Services, Inc., Class A	5,460	87,961
Kforce, Inc.	6,299	344,681
Korn Ferry	13,601	828,573
Leidos Holdings, Inc.	6,138	583,417
ManpowerGroup, Inc.	9,020	661,346
ManTech International Corp., Class A	336	32,226
Nielsen Holdings PLC	7,418	206,517
Planet Labs PBC(1)	16,681	91,412
RCM Technologies, Inc.(1)	565	9,865
Resources Connection, Inc.	3,193	62,391
66

Avantis U.S. Equity ETF
	Shares	Value
Robert Half International, Inc.	22,140	$1,704,116
Science Applications International Corp.	1,784	162,469
TransUnion	6,839	505,197
TriNet Group, Inc.(1)	8,420	693,808
TrueBlue, Inc.(1)	6,362	130,675
Verisk Analytics, Inc.	6,626	1,240,122
		14,791,754
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	30,637	2,419,098
Cushman & Wakefield PLC(1)	6,981	104,436
Douglas Elliman, Inc.	6,602	30,435
Five Point Holdings LLC, Class A(1)	2,053	7,493
Forestar Group, Inc.(1)	1,457	18,125
FRP Holdings, Inc.(1)	435	25,021
Howard Hughes Corp.(1)	6,310	401,505
Jones Lang LaSalle, Inc.(1)	8,380	1,449,740
Kennedy-Wilson Holdings, Inc.	18,741	329,092
Marcus & Millichap, Inc.	4,614	172,471
Newmark Group, Inc., Class A	2,016	20,664
Opendoor Technologies, Inc.(1)(2)	18,117	78,447
RE/MAX Holdings, Inc., Class A	4,152	94,500
RMR Group, Inc., Class A	1,714	44,633
Seritage Growth Properties, Class A(1)	949	11,900
St. Joe Co.	5,335	203,797
Tejon Ranch Co.(1)	586	9,235
WeWork, Inc., Class A(1)(2)	5,457	22,374
Zillow Group, Inc., Class A(1)	3,564	119,038
Zillow Group, Inc., Class C(1)	7,164	239,707
		5,801,711
Road and Rail — 1.8%
AMERCO	1,600	841,072
ArcBest Corp.	7,880	634,576
Avis Budget Group, Inc.(1)	772	129,217
Canadian Pacific Railway Ltd.	12,665	948,102
Covenant Logistics Group, Inc.	1,851	52,050
CSX Corp.	258,579	8,184,025
Daseke, Inc.(1)	1,429	8,660
Heartland Express, Inc.	8,114	122,927
Hertz Global Holdings, Inc.(1)	28,055	517,895
J.B. Hunt Transport Services, Inc.	16,477	2,867,328
Knight-Swift Transportation Holdings, Inc.	21,421	1,081,975
Landstar System, Inc.	8,137	1,193,128
Lyft, Inc., Class A(1)	2,735	40,287
Marten Transport Ltd.	12,260	242,871
Norfolk Southern Corp.	27,846	6,770,198
Old Dominion Freight Line, Inc.	15,594	4,232,368
PAM Transportation Services, Inc.(1)	495	14,706
Ryder System, Inc.	14,758	1,128,101
Saia, Inc.(1)	5,367	1,110,057
Schneider National, Inc., Class B	7,539	172,342
TuSimple Holdings, Inc., Class A(1)	6,948	49,956
67

Avantis U.S. Equity ETF
	Shares	Value
Uber Technologies, Inc.(1)	19,004	$546,555
Union Pacific Corp.	59,412	13,338,588
Universal Logistics Holdings, Inc.	1,509	55,094
Werner Enterprises, Inc.	16,003	636,759
XPO Logistics, Inc.(1)	5,316	278,665
		45,197,502
Semiconductors and Semiconductor Equipment — 4.4%
ACM Research, Inc., Class A(1)	1,519	25,656
Advanced Micro Devices, Inc.(1)	73,251	6,216,812
Allegro MicroSystems, Inc.(1)	4,506	105,080
Alpha & Omega Semiconductor Ltd.(1)	5,153	199,215
Amkor Technology, Inc.	27,647	556,534
Analog Devices, Inc.	20,403	3,091,667
Applied Materials, Inc.	77,344	7,275,750
Axcelis Technologies, Inc.(1)	7,128	477,148
AXT, Inc.(1)	1,500	12,885
Broadcom, Inc.	13,169	6,572,780
CEVA, Inc.(1)	1,171	34,275
Cirrus Logic, Inc.(1)	9,960	763,832
Cohu, Inc.(1)	17,407	467,030
Diodes, Inc.(1)	8,717	620,389
Enphase Energy, Inc.(1)	9,429	2,700,843
Entegris, Inc.	9,222	874,983
First Solar, Inc.(1)	11,503	1,467,208
Formfactor, Inc.(1)	14,774	432,583
GLOBALFOUNDRIES, Inc.(1)(2)	6,130	366,697
Impinj, Inc.(1)	837	74,727
Intel Corp.	263,642	8,415,453
KLA Corp.	16,865	5,803,752
Kulicke & Soffa Industries, Inc.	15,136	636,317
Lam Research Corp.	13,974	6,119,354
Lattice Semiconductor Corp.(1)	11,240	605,836
MACOM Technology Solutions Holdings, Inc.(1)	1,812	99,932
MagnaChip Semiconductor Corp.(1)	5,631	65,883
Marvell Technology, Inc.	23,315	1,091,608
MaxLinear, Inc.(1)	7,964	286,147
Microchip Technology, Inc.	20,814	1,358,114
Micron Technology, Inc.	117,300	6,630,969
MKS Instruments, Inc.	5,047	502,732
Monolithic Power Systems, Inc.	2,132	966,180
Navitas Semiconductor Corp.(1)	3,767	22,263
NVE Corp.	234	11,869
NVIDIA Corp.	66,662	10,061,962
NXP Semiconductors NV	7,537	1,240,439
ON Semiconductor Corp.(1)	63,311	4,353,897
Onto Innovation, Inc.(1)	4,902	347,993
PDF Solutions, Inc.(1)	1,548	40,836
Photronics, Inc.(1)	17,169	288,439
Power Integrations, Inc.	6,473	463,014
Qorvo, Inc.(1)	11,874	1,066,048
QUALCOMM, Inc.	65,641	8,682,335
68

Avantis U.S. Equity ETF
	Shares	Value
Rambus, Inc.(1)	8,646	$222,980
Semtech Corp.(1)	3,227	149,055
Silicon Laboratories, Inc.(1)	2,549	319,466
SiTime Corp.(1)	259	27,560
Skyworks Solutions, Inc.	18,384	1,811,743
SMART Global Holdings, Inc.(1)	5,645	103,586
SolarEdge Technologies, Inc.(1)	3,675	1,014,190
Synaptics, Inc.(1)	5,205	601,750
Teradyne, Inc.	28,824	2,439,663
Texas Instruments, Inc.	74,458	12,301,206
Ultra Clean Holdings, Inc.(1)	11,551	338,098
Universal Display Corp.	3,301	368,821
Veeco Instruments, Inc.(1)	3,186	67,352
Wolfspeed, Inc.(1)	6,574	745,952
		112,008,888
Software — 5.9%
A10 Networks, Inc.	12,728	176,919
ACI Worldwide, Inc.(1)	15,653	370,976
Adobe, Inc.(1)	13,871	5,179,986
Agilysys, Inc.(1)	1,242	64,298
Altair Engineering, Inc., Class A(1)	234	12,170
American Software, Inc., Class A	2,265	38,346
ANSYS, Inc.(1)	2,424	601,879
AppLovin Corp., Class A(1)(2)	752	18,522
Aspen Technology, Inc.(1)	2,658	559,775
Autodesk, Inc.(1)	12,375	2,496,533
Avalara, Inc.(1)	1,494	136,835
Bentley Systems, Inc., Class B	6,069	223,157
Bill.com Holdings, Inc.(1)	4,020	650,758
Black Knight, Inc.(1)	3,650	241,484
Blackbaud, Inc.(1)	6,763	353,705
Box, Inc., Class A(1)	6,725	173,169
BTRS Holdings, Inc., Class A(1)	4,472	30,231
C3.ai, Inc., Class A(1)	6,859	123,462
Cadence Design Systems, Inc.(1)	17,458	3,033,677
Cerence, Inc.(1)	7	140
Ceridian HCM Holding, Inc.(1)	896	53,437
ChannelAdvisor Corp.(1)	87	1,313
Citrix Systems, Inc.	5,254	539,954
CommVault Systems, Inc.(1)	4,026	218,572
Confluent, Inc., Class A(1)(2)	583	15,951
Consensus Cloud Solutions, Inc.(1)	784	39,474
Crowdstrike Holdings, Inc., Class A(1)	8,693	1,587,429
Datadog, Inc., Class A(1)	3,982	417,911
Digital Turbine, Inc.(1)	5,822	107,532
DocuSign, Inc.(1)	7,778	452,835
Dolby Laboratories, Inc., Class A	7,446	545,345
Domo, Inc., Class B(1)	393	7,569
Dropbox, Inc., Class A(1)	11,043	236,210
Duck Creek Technologies, Inc.(1)	6,715	79,909
Dynatrace, Inc.(1)	2,654	101,330
69

Avantis U.S. Equity ETF
	Shares	Value
Ebix, Inc.(2)	864	$22,481
eGain Corp.(1)	2,058	18,954
Elastic NV(1)	685	57,478
Envestnet, Inc.(1)	781	40,901
Fair Isaac Corp.(1)	1,556	699,266
Five9, Inc.(1)	898	88,103
Fortinet, Inc.(1)	78,469	3,820,656
Gitlab, Inc., Class A(1)(2)	946	56,637
Guidewire Software, Inc.(1)	3,482	249,694
HubSpot, Inc.(1)	1,330	448,263
InterDigital, Inc.	9,545	478,777
Intuit, Inc.	6,975	3,011,666
JFrog Ltd.(1)	2,363	49,977
KnowBe4, Inc., Class A(1)	538	10,340
LiveRamp Holdings, Inc.(1)	3,077	61,078
Manhattan Associates, Inc.(1)	9,193	1,298,603
Marathon Digital Holdings, Inc.(1)(2)	3,908	46,310
Matterport, Inc.(1)	2,267	10,451
Microsoft Corp.	343,909	89,921,886
MicroStrategy, Inc., Class A(1)(2)	136	31,492
Mitek Systems, Inc.(1)	2,761	28,217
NCR Corp.(1)	15,837	491,739
NortonLifeLock, Inc.	41,269	932,267
Nutanix, Inc., Class A(1)	6,002	103,835
Oracle Corp. (New York)	57,820	4,287,353
Palantir Technologies, Inc., Class A(1)	60,538	467,353
Palo Alto Networks, Inc.(1)	7,163	3,988,430
Paycom Software, Inc.(1)	5,093	1,788,662
Paycor HCM, Inc.(1)	1,072	31,763
Paylocity Holding Corp.(1)	2,886	695,526
Pegasystems, Inc.	5,131	187,846
Procore Technologies, Inc.(1)	1,239	67,649
Progress Software Corp.	2,551	122,780
PROS Holdings, Inc.(1)	1,704	35,528
PTC, Inc.(1)	3,141	360,869
Qualys, Inc.(1)	7,678	1,166,288
Rapid7, Inc.(1)	1,494	85,905
Rimini Street, Inc.(1)	2,500	12,600
RingCentral, Inc., Class A(1)	625	26,900
Riot Blockchain, Inc.(1)(2)	6,275	44,992
Roper Technologies, Inc.	1,960	789,057
Salesforce, Inc.(1)	19,387	3,026,698
Samsara, Inc., Class A(1)	487	7,242
SentinelOne, Inc., Class A(1)	3,235	88,348
ServiceNow, Inc.(1)	6,409	2,785,480
ShotSpotter, Inc.(1)	385	12,563
Splunk, Inc.(1)	1,993	179,430
SPS Commerce, Inc.(1)	2,014	245,950
Synopsys, Inc.(1)	5,565	1,925,601
Tenable Holdings, Inc.(1)	1,290	51,097
Teradata Corp.(1)	15,700	516,530
70

Avantis U.S. Equity ETF
	Shares	Value
Trade Desk, Inc., Class A(1)	8,095	$507,557
Tyler Technologies, Inc.(1)	1,462	543,148
UiPath, Inc., Class A(1)	4,644	76,394
Unity Software, Inc.(1)	1,629	69,591
Verint Systems, Inc.(1)	509	24,681
Vertex, Inc., Class A(1)	2,086	28,536
VMware, Inc., Class A	6,717	779,374
Workday, Inc., Class A(1)	3,215	529,060
Xperi Holding Corp.	6,161	98,022
Zendesk, Inc.(1)	1,463	112,315
Zoom Video Communications, Inc., Class A(1)	11,241	903,776
Zscaler, Inc.(1)	700	111,468
		147,652,226
Specialty Retail — 2.7%
Aaron's Co., Inc.	5,617	66,842
Abercrombie & Fitch Co., Class A(1)	19,651	282,778
Academy Sports & Outdoors, Inc.	24,664	1,062,525
Advance Auto Parts, Inc.	11,297	1,905,126
America's Car-Mart, Inc.(1)	744	59,974
American Eagle Outfitters, Inc.	23,978	269,992
Arko Corp.	15,674	149,373
Asbury Automotive Group, Inc.(1)	4,564	796,327
AutoNation, Inc.(1)	15,252	1,900,399
AutoZone, Inc.(1)	580	1,229,142
Bath & Body Works, Inc.	11,064	413,019
Bed Bath & Beyond, Inc.(1)(2)	21,548	205,352
Best Buy Co., Inc.	35,669	2,521,442
Big 5 Sporting Goods Corp.	3,884	47,540
Boot Barn Holdings, Inc.(1)	6,803	453,216
Buckle, Inc.	16,422	530,102
Build-A-Bear Workshop, Inc.	2,133	32,678
Burlington Stores, Inc.(1)	8,194	1,148,717
Caleres, Inc.	11,754	299,962
Camping World Holdings, Inc., Class A	475	14,307
CarMax, Inc.(1)	20,994	1,856,709
Cato Corp., Class A	1,679	18,150
Chico's FAS, Inc.(1)	26,387	149,878
Children's Place, Inc.(1)	1,932	81,492
Citi Trends, Inc.(1)	1,443	29,149
Conn's, Inc.(1)	549	5,276
Container Store Group, Inc.(1)	5,121	34,720
Designer Brands, Inc., Class A	13,701	233,739
Destination XL Group, Inc.(1)	8,008	44,124
Dick's Sporting Goods, Inc.(2)	13,865	1,474,820
EVgo, Inc.(1)	1,349	12,802
Five Below, Inc.(1)	5,572	712,547
Floor & Decor Holdings, Inc., Class A(1)	9,034	735,006
Foot Locker, Inc.	24,663	908,585
GameStop Corp., Class A(1)(2)	1,176	33,681
Gap, Inc.	58,135	531,354
Genesco, Inc.(1)	3,014	170,532
71

Avantis U.S. Equity ETF
	Shares	Value
Group 1 Automotive, Inc.	4,655	$831,337
Guess?, Inc.	9,243	161,475
Haverty Furniture Cos., Inc.	3,957	106,127
Hibbett, Inc.	5,714	334,840
Home Depot, Inc.	22,350	6,446,187
Leslie's, Inc.(1)	5,958	84,484
Lithia Motors, Inc.	6,395	1,697,489
LL Flooring Holdings, Inc.(1)	2,757	22,442
Lowe's Cos., Inc.	25,925	5,033,080
MarineMax, Inc.(1)	8,894	323,208
Monro, Inc.	98	4,538
Murphy USA, Inc.	6,848	1,987,084
National Vision Holdings, Inc.(1)	3,443	114,411
O'Reilly Automotive, Inc.(1)	3,485	2,429,463
ODP Corp.(1)	14,432	515,944
Penske Automotive Group, Inc.	8,000	943,280
Rent-A-Center, Inc.	9,223	238,322
RH(1)	2,371	606,763
Ross Stores, Inc.	51,710	4,461,022
Sally Beauty Holdings, Inc.(1)	9,904	147,372
Shoe Carnival, Inc.	2,170	51,624
Signet Jewelers Ltd.	14,269	932,765
Sleep Number Corp.(1)	263	10,896
Sonic Automotive, Inc., Class A	5,158	274,354
Sportsman's Warehouse Holdings, Inc.(1)	3,818	30,391
Tilly's, Inc., Class A	1,024	7,680
TJX Cos., Inc.	115,632	7,209,655
Tractor Supply Co.	20,675	3,827,976
TravelCenters of America, Inc.(1)	3,568	192,957
Ulta Beauty, Inc.(1)	10,593	4,447,683
Urban Outfitters, Inc.(1)	15,030	302,554
Victoria's Secret & Co.(1)	19,662	657,497
Williams-Sonoma, Inc.	16,714	2,486,208
Winmark Corp.	91	18,780
Zumiez, Inc.(1)	6,325	164,197
		67,525,462
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.	771,093	121,231,242
Avid Technology, Inc.(1)	1,549	42,365
Contra Zagg, Inc.(1)	2	—
Dell Technologies, Inc., Class C	7,676	293,914
Eastman Kodak Co.(1)	6,666	36,063
Hewlett Packard Enterprise Co.	62,964	856,310
HP, Inc.	33,590	964,369
Immersion Corp.(1)	4,066	24,233
IonQ, Inc.(1)(2)	2,370	14,078
NetApp, Inc.	17,396	1,254,774
Pure Storage, Inc., Class A(1)	7,963	230,688
Seagate Technology Holdings PLC	27,067	1,812,406
Stratasys Ltd.(1)	556	9,597
Super Micro Computer, Inc.(1)	14,297	930,449
72

Avantis U.S. Equity ETF
	Shares	Value
Turtle Beach Corp.(1)	89	$836
Western Digital Corp.(1)	22,513	951,399
Xerox Holdings Corp.	34,094	566,642
		129,219,365
Textiles, Apparel and Luxury Goods — 1.0%
Allbirds, Inc., Class A(1)(2)	2,473	10,164
Capri Holdings Ltd.(1)	32,156	1,517,120
Carter's, Inc.	8,809	650,545
Columbia Sportswear Co.	4,837	344,588
Crocs, Inc.(1)	15,771	1,162,323
Deckers Outdoor Corp.(1)	5,250	1,688,243
Ermenegildo Zegna NV	5,235	53,606
Fossil Group, Inc.(1)	3,467	14,665
G-III Apparel Group Ltd.(1)	20,457	431,029
Hanesbrands, Inc.	37,039	322,610
Kontoor Brands, Inc.	3,228	120,178
Levi Strauss & Co., Class A	24,693	417,065
lululemon athletica, Inc.(1)	13,438	4,030,863
Movado Group, Inc.	3,968	126,540
NIKE, Inc., Class B	74,734	7,955,434
Oxford Industries, Inc.	6,676	712,530
PVH Corp.	9,897	556,706
Ralph Lauren Corp.	8,465	773,108
Rocky Brands, Inc.	280	7,316
Skechers USA, Inc., Class A(1)	17,252	652,126
Steven Madden Ltd.	15,576	453,417
Tapestry, Inc.	63,026	2,188,893
Under Armour, Inc., Class A(1)	21,810	183,640
Under Armour, Inc., Class C(1)	19,783	150,153
Unifi, Inc.(1)	1,684	19,130
Vera Bradley, Inc.(1)	320	1,267
VF Corp.	24,740	1,025,473
Wolverine World Wide, Inc.	15,298	298,923
		25,867,655
Thrifts and Mortgage Finance — 0.4%
Axos Financial, Inc.(1)	14,560	608,317
Blue Foundry Bancorp(1)	470	5,344
Bridgewater Bancshares, Inc.(1)	3,516	60,405
Columbia Financial, Inc.(1)	4,823	102,875
Enact Holdings, Inc.	4,868	123,647
Essent Group Ltd.	26,071	1,042,579
Federal Agricultural Mortgage Corp., Class C	1,700	185,708
Flagstar Bancorp, Inc.	14,975	576,987
FS Bancorp, Inc.	826	24,540
Hingham Institution For Savings	252	74,819
Home Bancorp, Inc.	153	5,973
Kearny Financial Corp.	9,597	109,022
Merchants Bancorp	2,718	73,304
MGIC Investment Corp.	75,021	1,072,050
Mr. Cooper Group, Inc.(1)	19,399	820,578
New York Community Bancorp, Inc.(2)	70,392	689,138
73

Avantis U.S. Equity ETF
	Shares	Value
NMI Holdings, Inc., Class A(1)	27,765	$570,015
Northfield Bancorp, Inc.	6,269	92,405
OP Bancorp	18	218
PennyMac Financial Services, Inc.	10,548	560,310
Provident Financial Services, Inc.	13,319	309,400
Radian Group, Inc.	40,905	863,504
Southern Missouri Bancorp, Inc.	1,063	56,052
Sterling Bancorp, Inc.(1)	3	18
Territorial Bancorp, Inc.	41	853
TFS Financial Corp.	2,590	37,037
TrustCo Bank Corp. NY	3,584	119,490
Walker & Dunlop, Inc.	7,647	768,218
Waterstone Financial, Inc.	2,638	45,611
Western New England Bancorp, Inc.	90	750
WSFS Financial Corp.	13,899	672,017
		9,671,184
Trading Companies and Distributors — 0.8%
Air Lease Corp.	26,706	971,030
Applied Industrial Technologies, Inc.	6,879	729,312
Beacon Roofing Supply, Inc.(1)	676	37,119
BlueLinx Holdings, Inc.(1)	3,095	216,959
Boise Cascade Co.	12,760	795,331
Fastenal Co.	63,654	3,203,706
GATX Corp.	9,403	908,424
Global Industrial Co.	1,501	45,150
H&E Equipment Services, Inc.	12,345	390,843
Herc Holdings, Inc.	7,073	795,925
Hudson Technologies, Inc.(1)	966	8,018
McGrath RentCorp	7,621	644,127
MRC Global, Inc.(1)	7,555	73,510
MSC Industrial Direct Co., Inc., Class A	7,626	604,055
NOW, Inc.(1)	17,726	214,839
Rush Enterprises, Inc., Class A	12,080	568,485
Rush Enterprises, Inc., Class B	820	41,525
SiteOne Landscape Supply, Inc.(1)	5,239	655,713
Textainer Group Holdings Ltd.	16,848	511,842
Titan Machinery, Inc.(1)	5,491	169,013
Triton International Ltd.	19,742	1,176,426
United Rentals, Inc.(1)	5,888	1,719,531
Univar Solutions, Inc.(1)	4,131	104,184
Veritiv Corp.(1)	4,886	582,362
W.W. Grainger, Inc.	7,206	3,998,898
Watsco, Inc.	2,391	650,424
WESCO International, Inc.(1)	2,067	272,182
		20,088,933
Water Utilities — 0.1%
American States Water Co.	3,548	294,378
American Water Works Co., Inc.	9,652	1,432,839
Artesian Resources Corp., Class A	731	39,935
California Water Service Group	3,393	198,592
Essential Utilities, Inc.	11,807	580,314
74

Avantis U.S. Equity ETF
	Shares	Value
Global Water Resources, Inc.	7	$95
		2,546,153
Wireless Telecommunication Services — 0.4%
Gogo, Inc.(1)	3,495	51,936
Shenandoah Telecommunications Co.	17,411	388,091
T-Mobile US, Inc.(1)	56,525	8,137,339
Telephone and Data Systems, Inc.	32,429	527,620
United States Cellular Corp.(1)	2,811	80,366
		9,185,352
TOTAL COMMON STOCKS (Cost $2,497,670,567)		2,517,309,070
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,787,830	2,787,830
State Street Navigator Securities Lending Government Money Market Portfolio(3)	7,532,352	7,532,352
TOTAL SHORT-TERM INVESTMENTS (Cost $10,320,182)		10,320,182
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $2,507,990,749)		2,527,629,252
OTHER ASSETS AND LIABILITIES — (0.2)%		(4,892,136)
TOTAL NET ASSETS — 100.0%		$2,522,737,116

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $10,593,875. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $10,877,160, which includes securities collateral of $3,344,808.

See Notes to Financial Statements.
75

AUGUST 31, 2022

Avantis U.S. Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.2%
BWX Technologies, Inc.	16,626	$866,713
Air Freight and Logistics — 2.6%
Expeditors International of Washington, Inc.	15,699	1,615,270
FedEx Corp.	16,287	3,433,463
United Parcel Service, Inc., Class B	40,334	7,845,366
		12,894,099
Airlines — 0.1%
Alaska Air Group, Inc.(1)	14,238	620,207
Auto Components†
Gentex Corp.	15	409
Automobiles — 1.0%
Ford Motor Co.	185,368	2,825,008
General Motors Co.	43,609	1,666,300
Harley-Davidson, Inc.	14,610	563,508
		5,054,816
Banks — 4.6%
Citigroup, Inc.	77,155	3,765,935
Comerica, Inc.	29	2,329
JPMorgan Chase & Co.	85,675	9,743,818
KeyCorp	59,838	1,058,534
PacWest Bancorp	5,670	149,291
Popular, Inc.	10,465	808,107
Regions Financial Corp.	125	2,709
Synovus Financial Corp.	26,729	1,073,437
Wells Fargo & Co.	138,585	6,057,550
		22,661,710
Beverages†
National Beverage Corp.	215	11,924
Biotechnology — 4.4%
Biogen, Inc.(1)	7,658	1,496,220
Gilead Sciences, Inc.	92,928	5,898,140
Halozyme Therapeutics, Inc.(1)	4,677	190,494
Moderna, Inc.(1)	28,358	3,750,913
Regeneron Pharmaceuticals, Inc.(1)	8,335	4,843,135
United Therapeutics Corp.(1)	5,200	1,178,424
Vertex Pharmaceuticals, Inc.(1)	15,148	4,268,101
		21,625,427
Building Products — 0.8%
Builders FirstSource, Inc.(1)	24,878	1,458,100
Owens Corning	18,025	1,473,183
UFP Industries, Inc.	10,962	870,273
		3,801,556
Capital Markets — 4.5%
Ameriprise Financial, Inc.	11,437	3,065,230
Blackstone, Inc.	11,014	1,034,655
Carlyle Group, Inc.	41,920	1,363,658
Goldman Sachs Group, Inc.	20,671	6,876,622
Houlihan Lokey, Inc.	15,075	1,183,387
76

Avantis U.S. Large Cap Value ETF
	Shares	Value
Morgan Stanley	52,813	$4,500,724
Raymond James Financial, Inc.	102	10,646
SEI Investments Co.	14,070	769,629
Stifel Financial Corp.	13,255	786,154
T. Rowe Price Group, Inc.	23,372	2,804,640
		22,395,345
Chemicals — 3.5%
Celanese Corp.	11,366	1,260,035
CF Industries Holdings, Inc.	25,461	2,634,195
Chemours Co.	23,809	803,077
Dow, Inc.	69,486	3,543,786
Eastman Chemical Co.	4,841	440,531
Huntsman Corp.	25,437	712,745
LyondellBasell Industries NV, Class A	30,138	2,501,454
Mosaic Co.	56,113	3,022,807
Olin Corp.	30,792	1,683,091
Westlake Corp.	6,720	662,794
		17,264,515
Construction Materials†
Eagle Materials, Inc.	1,692	202,397
Consumer Finance — 2.5%
Ally Financial, Inc.	50,765	1,685,398
Capital One Financial Corp.	33,943	3,591,848
Credit Acceptance Corp.(1)(2)	1,378	733,206
Discover Financial Services	32,555	3,271,452
OneMain Holdings, Inc.	20,363	711,280
Synchrony Financial	70,087	2,295,349
		12,288,533
Containers and Packaging — 0.4%
Packaging Corp. of America	14,115	1,932,626
Diversified Financial Services — 0.8%
Apollo Global Management, Inc.	2,223	123,554
Equitable Holdings, Inc.	71,995	2,141,851
Voya Financial, Inc.	24,554	1,510,808
		3,776,213
Diversified Telecommunication Services — 1.8%
Iridium Communications, Inc.(1)	16,909	750,591
Verizon Communications, Inc.	194,303	8,123,808
		8,874,399
Electronic Equipment, Instruments and Components — 1.2%
Corning, Inc.	84,577	2,902,683
Flex Ltd.(1)	67,678	1,205,345
Jabil, Inc.	28,283	1,705,465
		5,813,493
Energy Equipment and Services — 0.1%
Halliburton Co.	9,190	276,895
Entertainment — 0.1%
World Wrestling Entertainment, Inc., Class A	8,649	588,219
Food and Staples Retailing — 4.5%
Albertsons Cos., Inc., Class A	22,324	614,133
Casey's General Stores, Inc.	6,312	1,349,316
77

Avantis U.S. Large Cap Value ETF
	Shares	Value
Costco Wholesale Corp.	15,822	$8,260,666
Kroger Co.	82,325	3,946,661
Walmart, Inc.	63,193	8,376,232
		22,547,008
Food Products — 0.2%
Darling Ingredients, Inc.(1)	950	72,257
Pilgrim's Pride Corp.(1)	27,060	770,398
Tyson Foods, Inc., Class A	32	2,412
		845,067
Health Care Equipment and Supplies — 0.5%
Hologic, Inc.(1)	31,632	2,137,058
QuidelOrtho Corp.(1)	5,185	410,963
		2,548,021
Health Care Providers and Services — 1.4%
Centene Corp.(1)	33,427	2,999,739
Ensign Group, Inc.	6,375	543,788
Humana, Inc.	823	396,505
Molina Healthcare, Inc.(1)	8,836	2,981,001
		6,921,033
Hotels, Restaurants and Leisure — 0.5%
Boyd Gaming Corp.	16,820	915,513
Choice Hotels International, Inc.	4,665	535,122
Texas Roadhouse, Inc.	12,615	1,119,707
		2,570,342
Household Durables — 0.7%
NVR, Inc.(1)	136	563,048
PulteGroup, Inc.	28,338	1,152,223
Toll Brothers, Inc.	8,293	363,151
Whirlpool Corp.	9,614	1,505,552
		3,583,974
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.	38,712	985,221
Clearway Energy, Inc., Class A	6,884	237,360
Clearway Energy, Inc., Class C	11,452	424,869
Vistra Corp.	28,245	699,064
		2,346,514
Insurance — 3.8%
Allstate Corp.	14,082	1,696,881
American Financial Group, Inc.	7,920	1,011,225
American International Group, Inc.	45,096	2,333,718
Fidelity National Financial, Inc.	46,350	1,812,285
First American Financial Corp.	19,322	1,033,727
Hartford Financial Services Group, Inc.	46,806	3,010,094
MetLife, Inc.	24,800	1,595,384
Old Republic International Corp.	34,465	752,716
Primerica, Inc.	9,011	1,142,144
RenaissanceRe Holdings Ltd.	60	8,116
Selective Insurance Group, Inc.	2,377	188,781
Travelers Cos., Inc.	26,908	4,349,409
		18,934,480
78

Avantis U.S. Large Cap Value ETF
	Shares	Value
Interactive Media and Services — 1.9%
Meta Platforms, Inc., Class A(1)	56,402	$9,189,578
Internet and Direct Marketing Retail — 0.5%
eBay, Inc.	57,579	2,540,961
IT Services — 0.3%
Automatic Data Processing, Inc.	872	213,125
DXC Technology Co.(1)	42,319	1,048,665
Jack Henry & Associates, Inc.	869	167,022
		1,428,812
Leisure Products†
Brunswick Corp.	2,713	202,688
Machinery — 1.5%
Cummins, Inc.	8,987	1,935,530
Deere & Co.	14,602	5,333,381
Lincoln Electric Holdings, Inc.	2,570	351,293
Snap-on, Inc.	214	46,622
		7,666,826
Media — 0.1%
DISH Network Corp., Class A(1)	26,675	462,811
Metals and Mining — 2.9%
Cleveland-Cliffs, Inc.(1)	67,763	1,170,267
Commercial Metals Co.	4,573	185,252
Freeport-McMoRan, Inc.	137,847	4,080,271
Nucor Corp.	34,356	4,567,287
Reliance Steel & Aluminum Co.	1,862	350,019
Steel Dynamics, Inc.	32,686	2,638,414
United States Steel Corp.	55,595	1,271,458
		14,262,968
Multiline Retail — 1.6%
Kohl's Corp.	25,689	730,082
Macy's, Inc.	67,488	1,168,892
Target Corp.	36,856	5,909,491
		7,808,465
Oil, Gas and Consumable Fuels — 18.4%
Antero Resources Corp.(1)	25,354	1,016,188
Chevron Corp.	87,126	13,771,135
ConocoPhillips	94,480	10,340,836
Continental Resources, Inc.	13,536	945,219
Coterra Energy, Inc.	81,252	2,511,499
Devon Energy Corp.	99,809	7,048,512
Diamondback Energy, Inc.	24,557	3,272,957
EOG Resources, Inc.	55,063	6,679,142
EQT Corp.	28,619	1,367,988
Exxon Mobil Corp.	176,533	16,874,789
Hess Corp.	27,498	3,321,208
Marathon Oil Corp.	117,735	3,012,839
Marathon Petroleum Corp.	40,841	4,114,731
Murphy Oil Corp.	29,767	1,160,020
Occidental Petroleum Corp.	74,880	5,316,480
ONEOK, Inc.	59,299	3,630,878
Ovintiv, Inc.	18,321	973,578
79

Avantis U.S. Large Cap Value ETF
	Shares	Value
PDC Energy, Inc.	8,370	$568,407
Phillips 66	33,913	3,033,857
Range Resources Corp.(1)	44,717	1,469,401
Texas Pacific Land Corp.	455	837,409
		91,267,073
Paper and Forest Products — 0.2%
Louisiana-Pacific Corp.	19,702	1,068,440
Pharmaceuticals — 8.3%
Bristol-Myers Squibb Co.	77,805	5,244,835
Jazz Pharmaceuticals PLC(1)	10,313	1,600,784
Johnson & Johnson	76,337	12,316,212
Merck & Co., Inc.	114,643	9,785,926
Pfizer, Inc.	243,303	11,004,595
Viatris, Inc.	103,060	984,223
		40,936,575
Professional Services — 0.5%
Robert Half International, Inc.	22,098	1,700,883
TriNet Group, Inc.(1)	12,624	1,040,218
		2,741,101
Road and Rail — 5.0%
AMERCO	1,567	823,725
CSX Corp.	157,527	4,985,730
Hertz Global Holdings, Inc.(1)	799	14,750
J.B. Hunt Transport Services, Inc.	12,986	2,259,824
Knight-Swift Transportation Holdings, Inc.	19,612	990,602
Landstar System, Inc.	3,480	510,272
Norfolk Southern Corp.	12,921	3,141,483
Old Dominion Freight Line, Inc.	6,657	1,806,776
Saia, Inc.(1)	5,240	1,083,789
Union Pacific Corp.	40,054	8,992,523
		24,609,474
Semiconductors and Semiconductor Equipment — 5.9%
Amkor Technology, Inc.	18,015	362,642
Applied Materials, Inc.	47,700	4,487,139
GLOBALFOUNDRIES, Inc.(1)(2)	4,245	253,936
KLA Corp.	6,446	2,218,262
Lam Research Corp.	9,671	4,235,028
Micron Technology, Inc.	50,098	2,832,040
ON Semiconductor Corp.(1)	6,112	420,322
QUALCOMM, Inc.	28,415	3,758,452
Teradyne, Inc.	22,145	1,874,353
Texas Instruments, Inc.	51,977	8,587,120
		29,029,294
Software — 1.1%
Aspen Technology, Inc.(1)	41	8,635
Microsoft Corp.	18,443	4,822,291
Qualys, Inc.(1)	3,095	470,130
		5,301,056
Specialty Retail — 5.0%
AutoNation, Inc.(1)	11,747	1,463,676
Best Buy Co., Inc.	30,003	2,120,912
80

Avantis U.S. Large Cap Value ETF
	Shares	Value
Burlington Stores, Inc.(1)	6,781	$950,628
Dick's Sporting Goods, Inc.(2)	15,334	1,631,078
Gap, Inc.	17,382	158,871
Lithia Motors, Inc.	2,763	733,411
Penske Automotive Group, Inc.	7,859	926,655
RH(1)	2,721	696,331
Ross Stores, Inc.	35,262	3,042,053
TJX Cos., Inc.	80,134	4,996,355
Tractor Supply Co.	16,597	3,072,934
Ulta Beauty, Inc.(1)	7,464	3,133,910
Williams-Sonoma, Inc.	14,000	2,082,500
		25,009,314
Technology Hardware, Storage and Peripherals — 2.8%
Apple, Inc.	87,429	13,745,587
Textiles, Apparel and Luxury Goods — 1.4%
Capri Holdings Ltd.(1)	29,539	1,393,650
Levi Strauss & Co., Class A	31,523	532,423
lululemon athletica, Inc.(1)	5,974	1,791,961
NIKE, Inc., Class B	9,572	1,018,939
Ralph Lauren Corp.	3,601	328,879
Tapestry, Inc.	51,189	1,777,794
Under Armour, Inc., Class A(1)	7,706	64,885
Under Armour, Inc., Class C(1)	9,435	71,612
		6,980,143
Trading Companies and Distributors — 0.6%
W.W. Grainger, Inc.	5,591	3,102,670
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.(1)	31,720	4,566,411
TOTAL COMMON STOCKS (Cost $506,729,159)		493,166,182
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	183,451	183,451
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,262,664	1,262,664
TOTAL SHORT-TERM INVESTMENTS (Cost $1,446,115)		1,446,115
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $508,175,274)		494,612,297
OTHER ASSETS AND LIABILITIES — 0.1%		342,308
TOTAL NET ASSETS — 100.0%		$494,954,605

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,714,564. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,764,108, which includes securities collateral of $501,444.

See Notes to Financial Statements.
81

AUGUST 31, 2022

Avantis U.S. Small Cap Equity ETF
	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.0%
AAR Corp.(1)	1,040	$44,595
AerSale Corp.(1)	560	10,797
Archer Aviation, Inc., Class A(1)	2,708	9,586
Astronics Corp.(1)	560	5,158
Ducommun, Inc.(1)	300	13,200
Kaman Corp.	740	23,473
Kratos Defense & Security Solutions, Inc.(1)	901	11,299
Maxar Technologies, Inc.	2,080	49,566
Momentus, Inc.(1)	885	1,566
Moog, Inc., Class A	882	66,132
National Presto Industries, Inc.	140	9,551
Park Aerospace Corp.	500	5,755
V2X, Inc.(1)	300	10,398
		261,076
Air Freight and Logistics — 1.3%
Air Transport Services Group, Inc.(1)	2,044	61,586
Atlas Air Worldwide Holdings, Inc.(1)	940	93,925
Forward Air Corp.	860	83,454
Hub Group, Inc., Class A(1)	1,040	83,002
Radiant Logistics, Inc.(1)	1,400	9,800
		331,767
Airlines — 0.7%
Allegiant Travel Co.(1)	420	40,530
Frontier Group Holdings, Inc.(1)	1,041	13,429
Hawaiian Holdings, Inc.(1)	1,340	20,087
Mesa Air Group, Inc.(1)	780	1,895
SkyWest, Inc.(1)	1,340	28,529
Spirit Airlines, Inc.(1)	3,041	68,970
Sun Country Airlines Holdings, Inc.(1)	910	18,127
		191,567
Auto Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(1)	3,120	32,292
Cooper-Standard Holdings, Inc.(1)	480	3,758
Dana, Inc.	3,320	51,360
Dorman Products, Inc.(1)	760	68,894
Gentherm, Inc.(1)	1,000	59,900
Modine Manufacturing Co.(1)	1,608	24,088
Motorcar Parts of America, Inc.(1)	500	7,430
Patrick Industries, Inc.	600	31,782
Standard Motor Products, Inc.	600	22,020
Stoneridge, Inc.(1)	640	12,160
Visteon Corp.(1)	490	58,717
XPEL, Inc.(1)	84	5,757
		378,158
Automobiles — 0.2%
Winnebago Industries, Inc.	880	50,670
Workhorse Group, Inc.(1)	2,020	6,323
		56,993
82

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Banks — 14.6%
1st Source Corp.	240	$11,326
ACNB Corp.	282	10,028
Allegiance Bancshares, Inc.	640	27,110
Amalgamated Financial Corp.	380	8,550
Amerant Bancorp, Inc.	980	25,666
American National Bankshares, Inc.	300	9,879
Ameris Bancorp	840	39,211
Ames National Corp.	268	5,858
Arrow Financial Corp.	380	12,202
Atlantic Union Bankshares Corp.	2,287	74,213
Banc of California, Inc.	1,420	23,970
BancFirst Corp.	540	58,244
Bancorp, Inc.(1)	1,440	34,157
Bank First Corp.	200	16,254
Bank of Marin Bancorp	440	13,596
Bank7 Corp.	120	2,857
Bankwell Financial Group, Inc.	184	5,800
Banner Corp.	940	57,114
Bar Harbor Bankshares	380	10,765
Baycom Corp.	441	8,207
BCB Bancorp, Inc.	548	9,864
Berkshire Hills Bancorp, Inc.	1,240	34,980
Blue Ridge Bankshares, Inc.	460	6,748
Brookline Bancorp., Inc.	2,100	26,187
Business First Bancshares, Inc.	540	12,739
Byline Bancorp, Inc.	660	14,395
Cambridge Bancorp	180	14,801
Camden National Corp.	380	17,187
Capital Bancorp, Inc.	260	6,440
Capital City Bank Group, Inc.	340	10,856
Capstar Financial Holdings, Inc.	460	9,269
Carter Bankshares, Inc.(1)	747	12,303
CBTX, Inc.	461	13,738
Central Pacific Financial Corp.	780	16,996
Central Valley Community Bancorp	280	4,984
Citizens & Northern Corp.	400	9,600
City Holding Co.	400	34,004
Civista Bancshares, Inc.	400	8,460
CNB Financial Corp.	480	12,634
Coastal Financial Corp.(1)	320	12,864
Colony Bankcorp, Inc.	465	6,566
Columbia Banking System, Inc.	2,205	66,040
Community Trust Bancorp, Inc.	420	17,745
ConnectOne Bancorp, Inc.	1,120	28,034
CrossFirst Bankshares, Inc.(1)	1,140	15,025
Customers Bancorp, Inc.(1)	960	33,302
Dime Community Bancshares, Inc.	840	26,258
Eagle Bancorp, Inc.	840	40,765
Enterprise Bancorp, Inc.	280	9,010
Enterprise Financial Services Corp.	960	43,891
83

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Equity Bancshares, Inc., Class A	440	$13,741
Esquire Financial Holdings, Inc.	220	8,224
Farmers & Merchants Bancorp, Inc.	421	12,024
Farmers National Banc Corp.	960	13,718
FB Financial Corp.	1,060	41,997
Financial Institutions, Inc.	440	11,453
First BanCorp	5,705	81,581
First Bancorp, Inc.	260	7,540
First Bancorp/Southern Pines NC	900	32,769
First Bancshares, Inc.	540	16,146
First Bank/Hamilton NJ	542	8,125
First Busey Corp.	1,460	33,580
First Business Financial Services, Inc.	249	8,287
First Commonwealth Financial Corp.	2,940	39,631
First Community Bankshares, Inc.	440	13,873
First Financial Bancorp	2,540	54,813
First Financial Corp.	300	13,950
First Foundation, Inc.	1,480	28,061
First Internet Bancorp	300	11,001
First Merchants Corp.	1,785	71,079
First Mid Bancshares, Inc.	460	16,261
First of Long Island Corp.	600	11,046
First Western Financial, Inc.(1)	243	6,447
Five Star Bancorp	300	7,629
Flushing Financial Corp.	860	17,759
Fulton Financial Corp.	4,520	73,360
German American Bancorp, Inc.	760	28,546
Great Southern Bancorp, Inc.	300	17,634
Guaranty Bancshares, Inc.	220	7,623
Hanmi Financial Corp.	940	23,237
HarborOne Bancorp, Inc.	1,280	17,459
Heartland Financial USA, Inc.	1,060	47,350
Heritage Commerce Corp.	1,560	17,612
Heritage Financial Corp.	940	24,431
Hilltop Holdings, Inc.	1,626	42,926
HomeStreet, Inc.	600	20,886
HomeTrust Bancshares, Inc.	440	10,217
Hope Bancorp, Inc.	3,240	46,883
Horizon Bancorp, Inc.	1,100	20,812
Independent Bank Corp. (Michigan)	600	12,312
International Bancshares Corp.	1,520	63,430
Lakeland Bancorp, Inc.	1,860	30,299
Lakeland Financial Corp.	700	52,738
Live Oak Bancshares, Inc.	1,060	38,414
Macatawa Bank Corp.	860	8,187
Mercantile Bank Corp.	420	13,894
Metrocity Bankshares, Inc.	600	11,994
Metropolitan Bank Holding Corp.(1)	340	24,341
Mid Penn Bancorp, Inc.	420	12,218
Midland States Bancorp, Inc.	560	14,050
MidWestOne Financial Group, Inc.	280	8,540
84

Avantis U.S. Small Cap Equity ETF
	Shares	Value
MVB Financial Corp.	280	$8,954
National Bank Holdings Corp., Class A	940	37,722
NBT Bancorp, Inc.	1,269	49,212
Nicolet Bankshares, Inc.(1)	360	27,569
Northeast Bank	200	7,754
Northrim BanCorp, Inc.	160	6,488
Northwest Bancshares, Inc.	3,320	46,712
OceanFirst Financial Corp.	1,660	32,270
OFG Bancorp	1,440	39,168
Old Second Bancorp, Inc.	1,140	15,641
Origin Bancorp, Inc.	580	23,693
Orrstown Financial Services, Inc.	326	8,388
Park National Corp.	420	55,369
Parke Bancorp, Inc.	342	7,586
Pathward Financial, Inc.	900	29,664
PCB Bancorp.	340	6,385
PCSB Financial Corp.	401	7,423
Peapack-Gladstone Financial Corp.	480	16,162
Peoples Bancorp, Inc.	720	21,521
Peoples Financial Services Corp.	200	9,736
Preferred Bank	427	28,968
Premier Financial Corp.	1,040	28,101
Primis Financial Corp.	620	8,128
Professional Holding Corp., Class A(1)	420	11,743
QCR Holdings, Inc.	440	24,574
RBB Bancorp	420	9,282
Renasant Corp.	1,440	48,010
Republic Bancorp, Inc., Class A	400	17,000
Republic First Bancorp, Inc.(1)	1,380	4,388
S&T Bancorp, Inc.	1,020	30,233
Sandy Spring Bancorp, Inc.	1,280	49,306
Seacoast Banking Corp. of Florida	1,809	58,467
Shore Bancshares, Inc.	520	9,906
Sierra Bancorp	380	7,874
Silvergate Capital Corp., Class A(1)	623	56,768
SmartFinancial, Inc.	400	10,036
South Plains Financial, Inc.	280	7,596
Southern First Bancshares, Inc.(1)	220	9,484
Southside Bancshares, Inc.	920	34,666
Stock Yards Bancorp, Inc.	800	53,008
Summit Financial Group, Inc.	320	9,126
Texas Capital Bancshares, Inc.(1)	1,425	84,118
Third Coast Bancshares, Inc.(1)	328	5,970
Tompkins Financial Corp.	340	24,358
Towne Bank	1,949	55,527
Trico Bancshares	907	42,801
Triumph Bancorp, Inc.(1)	780	48,290
Trustmark Corp.	1,540	48,572
Unity Bancorp, Inc.	200	5,606
Univest Financial Corp.	820	20,336
Veritex Holdings, Inc.	1,300	39,143
85

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Washington Federal, Inc.	1,780	$56,978
Washington Trust Bancorp, Inc.	440	22,277
WesBanco, Inc.	1,640	56,104
West BanCorp, Inc.	420	10,336
Westamerica Bancorporation	801	44,816
		3,840,133
Beverages — 0.1%
MGP Ingredients, Inc.	85	9,304
Vita Coco Co., Inc.(1)	265	3,972
		13,276
Biotechnology — 4.8%
89bio, Inc.(1)	300	1,338
Aadi Bioscience, Inc.(1)	400	5,420
Actinium Pharmaceuticals, Inc.(1)	580	4,077
Adicet Bio, Inc.(1)	800	11,328
Agios Pharmaceuticals, Inc.(1)	1,040	26,520
Akero Therapeutics, Inc.(1)	600	7,050
Akouos, Inc.(1)	380	1,273
Aldeyra Therapeutics, Inc.(1)	1,140	8,026
Alector, Inc.(1)	900	9,315
Allogene Therapeutics, Inc.(1)	1,700	23,307
Allovir, Inc.(1)	800	6,008
Alpine Immune Sciences, Inc.(1)	520	3,905
Altimmune, Inc.(1)	1,040	22,963
AnaptysBio, Inc.(1)	640	14,861
Anika Therapeutics, Inc.(1)	380	8,588
Annexon, Inc.(1)	360	2,117
AquaBounty Technologies, Inc.(1)	1,000	1,200
Arcus Biosciences, Inc.(1)	1,580	38,046
Arcutis Biotherapeutics, Inc.(1)	580	15,631
Assembly Biosciences, Inc.(1)	960	1,795
Atreca, Inc., Class A(1)	780	1,451
aTyr Pharma, Inc.(1)	840	2,873
Bioxcel Therapeutics, Inc.(1)	500	6,840
Bluebird Bio, Inc.(1)	1,100	6,424
BrainStorm Cell Therapeutics, Inc.(1)	22	80
Cardiff Oncology, Inc.(1)	1,020	2,744
Catalyst Pharmaceuticals, Inc.(1)	3,000	40,620
Chinook Therapeutics, Inc.(1)	960	19,968
Cogent Biosciences, Inc.(1)	905	14,923
Cullinan Oncology, Inc.(1)	939	12,658
CytomX Therapeutics, Inc.(1)	1,542	2,313
Deciphera Pharmaceuticals, Inc.(1)	1,464	23,761
Dynavax Technologies Corp.(1)	3,660	41,980
Dyne Therapeutics, Inc.(1)	520	5,096
Eagle Pharmaceuticals, Inc.(1)	320	10,486
Editas Medicine, Inc.(1)	1,065	15,655
Eiger BioPharmaceuticals, Inc.(1)	700	5,782
Emergent BioSolutions, Inc.(1)	940	22,579
Enanta Pharmaceuticals, Inc.(1)	466	28,370
Enochian Biosciences, Inc.(1)	640	1,581
86

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Essa Pharma, Inc.(1)	660	$1,703
F-star Therapeutics, Inc.(1)	420	2,818
Forma Therapeutics Holdings, Inc.(1)	560	7,504
Frequency Therapeutics, Inc.(1)	480	989
G1 Therapeutics, Inc.(1)	560	8,126
Generation Bio Co.(1)	680	3,482
Genprex, Inc.(1)	920	1,472
Gritstone bio, Inc.(1)	621	2,043
Harpoon Therapeutics, Inc.(1)	380	631
Homology Medicines, Inc.(1)	820	1,919
Ideaya Biosciences, Inc.(1)	820	8,061
Immunic, Inc.(1)	420	1,869
Immunovant, Inc.(1)	1,120	5,768
Inmune Bio, Inc.(1)	240	1,937
Inovio Pharmaceuticals, Inc.(1)	5,020	11,496
Iovance Biotherapeutics, Inc.(1)	260	2,787
Ironwood Pharmaceuticals, Inc.(1)	3,860	41,533
iTeos Therapeutics, Inc.(1)	760	16,857
Jounce Therapeutics, Inc.(1)	1,020	3,733
KalVista Pharmaceuticals, Inc.(1)	380	6,259
Kiniksa Pharmaceuticals Ltd., Class A(1)	740	8,673
Kinnate Biopharma, Inc.(1)	580	8,398
Kronos Bio, Inc.(1)	620	2,480
Krystal Biotech, Inc.(1)	540	37,859
Kura Oncology, Inc.(1)	1,200	16,632
Larimar Therapeutics, Inc.(1)	300	816
Ligand Pharmaceuticals, Inc.(1)	480	44,347
Lineage Cell Therapeutics, Inc.(1)	2,282	3,218
Lyell Immunopharma, Inc.(1)	2,786	18,666
MacroGenics, Inc.(1)	1,060	4,208
MediciNova, Inc.(1)	1,180	2,513
MeiraGTx Holdings PLC(1)	820	6,806
Mersana Therapeutics, Inc.(1)	960	7,200
Myriad Genetics, Inc.(1)	1,920	42,893
NextCure, Inc.(1)	360	1,476
NightHawk Biosciences, Inc.(1)	660	1,426
Nkarta, Inc.(1)	220	3,166
Nurix Therapeutics, Inc.(1)	1,200	18,876
Olema Pharmaceuticals, Inc.(1)	440	1,738
Organogenesis Holdings, Inc.(1)	1,140	4,093
ORIC Pharmaceuticals, Inc.(1)	860	2,976
Ovid therapeutics, Inc.(1)	1,460	2,935
Oyster Point Pharma, Inc.(1)	120	750
Passage Bio, Inc.(1)	720	1,454
PMV Pharmaceuticals, Inc.(1)	620	8,630
Point Biopharma Global, Inc.(1)	2,241	21,850
Poseida Therapeutics, Inc.(1)	700	2,317
Praxis Precision Medicines, Inc.(1)	960	2,995
Prothena Corp. PLC(1)	960	26,467
Quince Therapeutics, Inc.(1)	280	493
REGENXBIO, Inc.(1)	1,020	30,090
87

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Repare Therapeutics, Inc.(1)	560	$6,675
Replimune Group, Inc.(1)	800	15,248
REVOLUTION Medicines, Inc.(1)	1,860	38,744
Rhythm Pharmaceuticals, Inc.(1)	700	15,820
Rocket Pharmaceuticals, Inc.(1)	500	7,705
Roivant Sciences Ltd.(1)	2,923	10,406
Sage Therapeutics, Inc.(1)	1,366	51,443
Sangamo Therapeutics, Inc.(1)	2,749	14,845
Shattuck Labs, Inc.(1)	400	1,300
Silverback Therapeutics, Inc.(1)	380	2,067
SQZ Biotechnologies Co.(1)	560	1,680
Stoke Therapeutics, Inc.(1)	360	5,422
Surface Oncology, Inc.(1)	740	1,006
Sutro Biopharma, Inc.(1)	1,000	5,660
TCR2 Therapeutics, Inc.(1)	500	1,360
Twist Bioscience Corp.(1)	969	38,876
uniQure NV(1)	1,040	20,321
Vanda Pharmaceuticals, Inc.(1)	1,320	13,966
Viking Therapeutics, Inc.(1)	1,880	5,978
Viracta Therapeutics, Inc.(1)	620	2,511
Voyager Therapeutics, Inc.(1)	720	4,298
XBiotech, Inc.(1)	460	1,845
Xencor, Inc.(1)	1,820	48,030
Zymeworks, Inc.(1)	620	3,974
		1,265,560
Building Products — 1.1%
Alpha Pro Tech Ltd.(1)	340	1,404
Apogee Enterprises, Inc.	740	30,222
CSW Industrials, Inc.	421	53,299
Griffon Corp.	987	30,942
Insteel Industries, Inc.	580	16,762
Janus International Group, Inc.(1)	1,809	18,687
JELD-WEN Holding, Inc.(1)	2,420	26,983
Masonite International Corp.(1)	660	54,001
PGT Innovations, Inc.(1)	1,568	32,803
Quanex Building Products Corp.	880	19,624
		284,727
Capital Markets — 2.1%
Artisan Partners Asset Management, Inc., Class A	1,564	52,801
Assetmark Financial Holdings, Inc.(1)	520	10,057
B. Riley Financial, Inc.	540	26,876
BGC Partners, Inc., Class A	8,560	34,411
Blucora, Inc.(1)	1,280	25,702
Bridge Investment Group Holdings, Inc., Class A	242	3,947
Cowen, Inc., Class A	680	26,146
Diamond Hill Investment Group, Inc.	100	17,105
Donnelley Financial Solutions, Inc.(1)	920	39,054
Federated Hermes, Inc.	1,606	54,700
Greenhill & Co., Inc.	340	2,659
Manning & Napier, Inc.	298	3,793
Open Lending Corp., Class A(1)	2,482	24,100
88

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Oppenheimer Holdings, Inc., Class A	200	$7,260
Piper Sandler Cos.	560	64,159
PJT Partners, Inc., Class A	543	37,586
Pzena Investment Management, Inc., Class A	440	4,189
StoneX Group, Inc.(1)	440	40,850
Victory Capital Holdings, Inc., Class A	620	16,604
Virtus Investment Partners, Inc.	180	34,425
WisdomTree Investments, Inc.	3,280	16,433
		542,857
Chemicals — 2.1%
AdvanSix, Inc.	900	32,634
American Vanguard Corp.	720	14,350
Chase Corp.	200	17,632
Danimer Scientific, Inc.(1)	1,810	8,054
Ecovyst, Inc.(1)	1,541	14,239
FutureFuel Corp.	700	5,103
Hawkins, Inc.	540	20,693
Ingevity Corp.(1)	1,028	72,104
Innospec, Inc.	680	63,553
Intrepid Potash, Inc.(1)	320	14,954
Koppers Holdings, Inc.	540	12,328
Kronos Worldwide, Inc.	600	7,728
LSB Industries, Inc.(1)	1,040	16,411
Mativ Holdings, Inc.	644	15,211
Minerals Technologies, Inc.	880	51,269
Origin Materials, Inc.(1)	3,720	23,250
Orion Engineered Carbons SA	1,640	27,650
PureCycle Technologies, Inc.(1)	2,570	23,464
Rayonier Advanced Materials, Inc.(1)	1,580	7,142
Stepan Co.	604	62,955
Tredegar Corp.	760	7,760
Trinseo PLC	741	19,659
Tronox Holdings PLC, Class A	166	2,428
		540,571
Commercial Services and Supplies — 1.6%
ABM Industries, Inc.	162	7,517
ACCO Brands Corp.	2,500	14,825
ARC Document Solutions, Inc.	1,140	3,363
Brady Corp., Class A	1,240	57,709
BrightView Holdings, Inc.(1)	1,028	10,403
Civeo Corp.(1)	320	9,491
Deluxe Corp.	1,040	20,010
Ennis, Inc.	680	14,436
Harsco Corp.(1)	2,180	12,361
Healthcare Services Group, Inc.	1,540	21,668
Heritage-Crystal Clean, Inc.(1)	500	16,285
HNI Corp.	1,200	38,400
Interface, Inc.	1,660	18,542
KAR Auction Services, Inc.(1)	3,630	52,998
Kimball International, Inc., Class B	980	7,497
Li-Cycle Holdings Corp.(1)	2,944	21,226
89

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Matthews International Corp., Class A	840	$21,008
Pitney Bowes, Inc.	4,640	13,410
Quad/Graphics, Inc.(1)	860	2,718
SP Plus Corp.(1)	620	20,547
Steelcase, Inc., Class A	2,748	30,723
VSE Corp.	300	12,555
		427,692
Communications Equipment — 1.2%
ADTRAN Holdings, Inc.	1,300	30,212
Applied Optoelectronics, Inc.(1)	500	1,205
Aviat Networks, Inc.(1)	280	8,764
Cambium Networks Corp.(1)	180	3,503
Comtech Telecommunications Corp.	720	8,129
Digi International, Inc.(1)	621	20,561
DZS, Inc.(1)	480	6,389
EMCORE Corp.(1)	780	1,856
Extreme Networks, Inc.(1)	4,160	59,613
KVH Industries, Inc.(1)	420	4,116
NETGEAR, Inc.(1)	820	19,344
NetScout Systems, Inc.(1)	1,940	61,576
Ribbon Communications, Inc.(1)	1,540	5,405
ViaSat, Inc.(1)	2,044	77,631
		308,304
Construction and Engineering — 1.9%
Arcosa, Inc.	1,320	77,154
Argan, Inc.	400	13,836
Concrete Pumping Holdings, Inc.(1)	700	4,690
Dycom Industries, Inc.(1)	940	105,393
Fluor Corp.(1)	2,084	55,101
Granite Construction, Inc.	1,240	37,175
Great Lakes Dredge & Dock Corp.(1)	1,720	16,460
IES Holdings, Inc.(1)	28	851
Infrastructure and Energy Alternatives, Inc.(1)	660	9,379
Matrix Service Co.(1)	640	3,635
MYR Group, Inc.(1)	420	39,035
Northwest Pipe Co.(1)	260	8,232
NV5 Global, Inc.(1)	440	61,934
Primoris Services Corp.	1,420	28,783
Sterling Infrastructure, Inc.(1)	860	21,749
Tutor Perini Corp.(1)	1,120	7,594
		491,001
Construction Materials†
United States Lime & Minerals, Inc.	60	6,167
Consumer Finance — 1.4%
Atlanticus Holdings Corp.(1)	180	5,125
Bread Financial Holdings, Inc.	1,448	55,647
Consumer Portfolio Services, Inc.(1)	480	5,587
Elevate Credit, Inc.(1)	680	1,006
Encore Capital Group, Inc.(1)	720	39,369
Enova International, Inc.(1)	1,020	35,639
EZCORP, Inc., Class A(1)	1,520	13,300
90

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Green Dot Corp., Class A(1)	1,240	$25,160
LendingClub Corp.(1)	1,885	24,637
Medallion Financial Corp.	380	3,025
Navient Corp.	4,140	63,714
Oportun Financial Corp.(1)	740	3,781
PRA Group, Inc.(1)	1,340	49,499
PROG Holdings, Inc.(1)	1,740	32,260
Regional Management Corp.	220	7,412
World Acceptance Corp.(1)	140	16,274
		381,435
Containers and Packaging — 0.7%
Greif, Inc., Class A	720	48,276
Greif, Inc., Class B	181	11,814
Myers Industries, Inc.	1,189	22,971
O-I Glass, Inc.(1)	4,800	62,448
Pactiv Evergreen, Inc.	1,000	11,100
TriMas Corp.	1,080	29,722
		186,331
Distributors — 0.1%
Funko, Inc., Class A(1)	629	14,008
Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc.(1)	1,220	45,982
American Public Education, Inc.(1)	420	4,339
Carriage Services, Inc.	500	17,705
Chegg, Inc.(1)	1,620	31,882
Graham Holdings Co., Class B	88	49,758
Laureate Education, Inc., Class A	648	7,141
Lincoln Educational Services Corp.(1)	640	4,160
OneSpaWorld Holdings Ltd.(1)	1,800	15,858
Perdoceo Education Corp.(1)	1,840	21,307
Strategic Education, Inc.	500	32,350
Stride, Inc.(1)	1,140	43,479
Universal Technical Institute, Inc.(1)	920	6,311
		280,272
Diversified Financial Services — 0.5%
Alerus Financial Corp.	340	8,079
Cannae Holdings, Inc.(1)	2,100	45,381
Jackson Financial, Inc., Class A	2,309	72,179
		125,639
Diversified Telecommunication Services — 0.3%
ATN International, Inc.	280	13,118
Consolidated Communications Holdings, Inc.(1)	1,540	8,840
EchoStar Corp., Class A(1)	1,040	19,146
IDT Corp., Class B(1)	600	15,342
Liberty Latin America Ltd., Class A(1)	106	742
Liberty Latin America Ltd., Class C(1)	422	2,941
Radius Global Infrastructure, Inc., Class A(1)	2,044	28,146
		88,275
Electric Utilities — 0.7%
MGE Energy, Inc.	1,000	77,020
Otter Tail Corp.	1,300	98,202
91

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Via Renewables, Inc.	320	$2,730
		177,952
Electrical Equipment — 1.1%
AZZ, Inc.	660	28,123
Encore Wire Corp.	680	88,468
EnerSys	1,060	66,112
FREYR Battery SA(1)	2,780	39,587
FuelCell Energy, Inc.(1)	1,088	4,559
GrafTech International Ltd.	5,488	32,270
Orion Energy Systems, Inc.(1)	540	907
Powell Industries, Inc.	240	5,918
Preformed Line Products Co.	40	3,112
Thermon Group Holdings, Inc.(1)	880	15,444
TPI Composites, Inc.(1)	480	8,923
		293,423
Electronic Equipment, Instruments and Components — 3.5%
Advanced Energy Industries, Inc.	931	83,594
Aeva Technologies, Inc.(1)	1,762	5,427
Airgain, Inc.(1)	200	1,550
Akoustis Technologies, Inc.(1)	960	4,205
Badger Meter, Inc.	820	77,646
Bel Fuse, Inc., Class B	280	7,958
Belden, Inc.	1,360	89,053
Benchmark Electronics, Inc.	1,000	27,450
CTS Corp.	880	37,242
Daktronics, Inc.(1)	1,000	3,200
ePlus, Inc.(1)	840	39,581
Evolv Technologies Holdings, Inc.(1)	1,160	2,633
Itron, Inc.(1)	1,004	47,770
Kimball Electronics, Inc.(1)	660	14,216
Knowles Corp.(1)	2,620	39,693
Methode Electronics, Inc.	980	39,651
Napco Security Technologies, Inc.(1)	980	29,067
nLight, Inc.(1)	821	10,254
OSI Systems, Inc.(1)	400	33,328
PC Connection, Inc.	280	13,910
Plexus Corp.(1)	680	63,736
Richardson Electronics Ltd.	360	5,843
Sanmina Corp.(1)	1,925	93,401
ScanSource, Inc.(1)	800	23,176
TTM Technologies, Inc.(1)	2,640	41,527
Vishay Intertechnology, Inc.	3,483	68,511
Vishay Precision Group, Inc.(1)	320	10,979
Wrap Technologies, Inc.(1)	500	1,000
		915,601
Energy Equipment and Services — 3.0%
Archrock, Inc.	4,080	30,151
Bristow Group, Inc.(1)	700	20,307
Core Laboratories NV	1,470	23,741
Diamond Offshore Drilling, Inc.(1)	542	3,854
DMC Global, Inc.(1)	520	11,606
92

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Dril-Quip, Inc.(1)	820	$18,147
Expro Group Holdings NV(1)	2,060	27,851
Exterran Corp.(1)	580	2,848
Forum Energy Technologies, Inc.(1)	120	3,226
Helix Energy Solutions Group, Inc.(1)	3,800	16,416
Liberty Energy, Inc., Class A(1)	5,204	78,060
Nabors Industries Ltd.(1)	220	29,152
National Energy Services Reunited Corp.(1)	760	5,335
Newpark Resources, Inc.(1)	2,700	7,776
NexTier Oilfield Solutions, Inc.(1)	7,161	67,099
Noble Corp.(1)	1,362	41,337
Oceaneering International, Inc.(1)	2,740	24,249
Oil States International, Inc.(1)	1,680	8,232
Patterson-UTI Energy, Inc.	4,810	71,669
ProPetro Holding Corp.(1)	2,780	25,465
RPC, Inc.	2,500	19,875
Select Energy Services, Inc., Class A(1)	1,940	13,793
Solaris Oilfield Infrastructure, Inc., Class A	840	8,988
TechnipFMC PLC(1)	7,027	57,481
TETRA Technologies Inc(1)	3,990	15,880
Tidewater, Inc.(1)	1,040	23,046
Transocean Ltd.(1)	14,741	53,362
US Silica Holdings, Inc.(1)	1,940	27,218
Weatherford International PLC(1)	2,260	63,596
		799,760
Entertainment — 0.4%
CuriosityStream, Inc.(1)	440	748
IMAX Corp.(1)	1,480	23,206
Madison Square Garden Entertainment Corp.(1)	829	46,059
Marcus Corp.	680	10,941
Playstudios, Inc.(1)	2,643	9,568
Sciplay Corp., Class A(1)	640	7,802
		98,324
Food and Staples Retailing — 1.7%
Andersons, Inc.	1,020	37,771
Blue Apron Holdings, Inc., Class A(1)	565	3,283
Grocery Outlet Holding Corp.(1)	2,260	90,671
HF Foods Group, Inc.(1)	1,300	6,617
Ingles Markets, Inc., Class A	480	42,014
Natural Grocers by Vitamin Cottage, Inc.	360	5,170
PriceSmart, Inc.	660	41,758
Rite Aid Corp.(1)	1,480	10,626
SpartanNash Co.	1,120	34,082
Sprouts Farmers Market, Inc.(1)	1,610	46,529
United Natural Foods, Inc.(1)	1,900	83,752
Village Super Market, Inc., Class A	200	4,396
Weis Markets, Inc.	500	38,855
		445,524
Food Products — 1.4%
Alico, Inc.	120	4,074
AppHarvest, Inc.(1)	900	2,592
93

Avantis U.S. Small Cap Equity ETF
	Shares	Value
B&G Foods, Inc.	1,700	$36,822
Cal-Maine Foods, Inc.	1,322	70,872
Calavo Growers, Inc.	420	17,657
Farmer Bros Co.(1)	300	1,683
Fresh Del Monte Produce, Inc.	1,020	27,887
Hain Celestial Group, Inc.(1)	421	8,529
Hostess Brands, Inc.(1)	2,344	54,334
J&J Snack Foods Corp.	186	27,720
Landec Corp.(1)	700	7,350
Limoneira Co.	420	5,149
Mission Produce, Inc.(1)	920	14,812
Seneca Foods Corp., Class A(1)	160	8,453
Tootsie Roll Industries, Inc.	423	15,156
TreeHouse Foods, Inc.(1)	1,480	68,968
Vital Farms, Inc.(1)	500	6,475
		378,533
Gas Utilities — 0.5%
Chesapeake Utilities Corp.	240	30,312
Northwest Natural Holding Co.	820	39,040
South Jersey Industries, Inc.	2,206	74,673
Star Group LP	29	267
		144,292
Health Care Equipment and Supplies — 2.4%
Accuray, Inc.(1)	2,400	5,712
AngioDynamics, Inc.(1)	1,020	22,583
Atrion Corp.	40	24,158
Avanos Medical, Inc.(1)	1,340	33,004
Axogen, Inc.(1)	460	4,310
Butterfly Network, Inc.(1)	1,722	10,728
Cardiovascular Systems, Inc.(1)	580	7,662
Co-Diagnostics, Inc.(1)	920	3,110
CytoSorbents Corp.(1)	740	1,406
Glaukos Corp.(1)	442	21,459
Haemonetics Corp.(1)	1,360	102,041
Inogen, Inc.(1)	320	9,162
Integer Holdings Corp.(1)	920	58,024
iRhythm Technologies, Inc.(1)	104	15,335
Lantheus Holdings, Inc.(1)	1,610	126,868
LeMaitre Vascular, Inc.	540	26,665
Meridian Bioscience, Inc.(1)	1,160	37,804
Merit Medical Systems, Inc.(1)	4	237
Neuronetics, Inc.(1)	540	1,928
NuVasive, Inc.(1)	1,460	62,065
OraSure Technologies, Inc.(1)	1,900	7,771
Orthofix Medical, Inc.(1)	460	9,154
Retractable Technologies, Inc.(1)	320	746
SeaSpine Holdings Corp.(1)	720	4,608
Sensus Healthcare, Inc.(1)	105	1,307
UFP Technologies, Inc.(1)	61	5,672
Utah Medical Products, Inc.	100	9,190
Varex Imaging Corp.(1)	1,060	22,355
		635,064
94

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Health Care Providers and Services — 1.9%
Addus HomeCare Corp.(1)	403	$35,956
Apollo Medical Holdings, Inc.(1)	880	37,955
Brookdale Senior Living, Inc.(1)	3,960	17,424
Clover Health Investments Corp.(1)	7,441	19,421
CorVel Corp.(1)	300	46,614
Fulgent Genetics, Inc.(1)	540	23,474
Hanger, Inc.(1)	1,008	18,779
InfuSystem Holdings, Inc.(1)	400	3,084
Joint Corp.(1)	380	6,931
ModivCare, Inc.(1)	340	36,829
National Healthcare Corp.	340	23,613
National Research Corp.	520	17,737
OPKO Health, Inc.(1)	11,740	25,593
Owens & Minor, Inc.	2,020	59,610
Patterson Cos., Inc.	1,324	36,926
Privia Health Group, Inc.(1)	486	19,338
RadNet, Inc.(1)	1,120	22,501
Select Medical Holdings Corp.	1,210	31,024
U.S. Physical Therapy, Inc.	340	28,087
		510,896
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.(1)	3,300	56,100
American Well Corp., Class A(1)	3,941	17,932
Computer Programs and Systems, Inc.(1)	380	11,594
HealthStream, Inc.(1)	680	15,048
Multiplan Corp.(1)	3,721	13,098
NextGen Healthcare, Inc.(1)	1,500	25,710
Simulations Plus, Inc.	420	25,221
		164,703
Hotels, Restaurants and Leisure — 1.7%
Accel Entertainment, Inc.(1)	602	5,665
Bally's Corp.(1)	762	18,052
BJ's Restaurants, Inc.(1)	600	15,048
Bloomin' Brands, Inc.	2,665	53,886
BurgerFi International, Inc.(1)	100	301
Carrols Restaurant Group, Inc.(1)	700	1,540
Century Casinos, Inc.(1)	740	5,454
Cheesecake Factory, Inc.	1,300	39,806
Chuy's Holdings, Inc.(1)	540	12,058
Cracker Barrel Old Country Store, Inc.	640	69,082
Dave & Buster's Entertainment, Inc.(1)	1,261	52,130
El Pollo Loco Holdings, Inc.(1)	400	3,620
Everi Holdings, Inc.(1)	2,420	44,770
Fiesta Restaurant Group, Inc.(1)	360	2,401
Golden Entertainment, Inc.(1)	520	19,895
Monarch Casino & Resort, Inc.(1)	360	21,740
Noodles & Co.(1)	1,120	5,320
ONE Group Hospitality, Inc.(1)	780	5,569
Playa Hotels & Resorts NV(1)	3,780	24,797
PlayAGS, Inc.(1)	640	4,710
95

Avantis U.S. Small Cap Equity ETF
	Shares	Value
RCI Hospitality Holdings, Inc.	260	$16,955
Red Robin Gourmet Burgers, Inc.(1)	240	1,783
Ruth's Hospitality Group, Inc.	860	15,669
		440,251
Household Durables — 2.3%
Aterian, Inc.(1)	1,767	4,029
Bassett Furniture Industries, Inc.	180	3,431
Beazer Homes USA, Inc.(1)	960	13,670
Cavco Industries, Inc.(1)	280	65,523
Century Communities, Inc.	940	43,889
Ethan Allen Interiors, Inc.	700	16,639
Flexsteel Industries, Inc.	160	2,798
GoPro, Inc., Class A(1)	3,400	20,706
Green Brick Partners, Inc.(1)	980	23,873
Hooker Furnishings Corp.	240	3,809
Hovnanian Enterprises, Inc., Class A(1)	140	5,613
iRobot Corp.(1)	680	40,038
KB Home	802	22,977
La-Z-Boy, Inc.	1,220	32,196
Legacy Housing Corp.(1)	280	4,785
LGI Homes, Inc.(1)	580	55,048
Lifetime Brands, Inc.	380	3,390
M.D.C. Holdings, Inc.	1,588	49,355
M/I Homes, Inc.(1)	820	35,457
Meritage Homes Corp.(1)	748	58,606
Skyline Champion Corp.(1)	206	11,674
Sonos, Inc.(1)	1,224	18,409
Tri Pointe Homes, Inc.(1)	3,420	59,268
Universal Electronics, Inc.(1)	280	6,224
VOXX International Corp.(1)	380	3,663
		605,070
Household Products — 0.7%
Central Garden & Pet Co.(1)	280	11,178
Central Garden & Pet Co., Class A(1)	1,100	41,536
Energizer Holdings, Inc.	1,780	50,018
Oil-Dri Corp. of America	140	3,863
WD-40 Co.	360	68,097
		174,692
Independent Power and Renewable Electricity Producers — 0.3%
Sunnova Energy International, Inc.(1)	2,720	68,598
Insurance — 2.4%
Ambac Financial Group, Inc.(1)	1,220	18,410
AMERISAFE, Inc.	520	24,866
Argo Group International Holdings Ltd.	940	18,452
Bright Health Group, Inc.(1)	4,166	6,291
CNO Financial Group, Inc.	3,280	60,385
Donegal Group, Inc., Class A	465	6,752
eHealth, Inc.(1)	340	2,176
Employers Holdings, Inc.	760	29,762
Genworth Financial, Inc., Class A(1)	15,140	63,891
Greenlight Capital Re Ltd., A Shares(1)	560	4,418
96

Avantis U.S. Small Cap Equity ETF
	Shares	Value
HCI Group, Inc.	225	$10,753
Heritage Insurance Holdings, Inc.	580	1,531
Horace Mann Educators Corp.	1,268	45,356
Investors Title Co.	40	5,894
James River Group Holdings Ltd.	900	21,384
Lemonade, Inc.(1)	540	11,945
Mercury General Corp.	784	25,010
National Western Life Group, Inc., Class A	60	11,419
Oscar Health, Inc., Class A(1)	1,861	12,338
ProAssurance Corp.	1,620	34,652
Safety Insurance Group, Inc.	466	41,963
SelectQuote, Inc.(1)	1,920	2,131
SiriusPoint Ltd.(1)	2,160	9,655
Stewart Information Services Corp.	840	42,537
Tiptree, Inc.	700	8,365
United Fire Group, Inc.	700	20,601
Universal Insurance Holdings, Inc.	820	9,791
White Mountains Insurance Group Ltd.	67	91,790
		642,518
Interactive Media and Services — 0.7%
Cars.com, Inc.(1)	2,200	28,050
DHI Group, Inc.(1)	1,460	7,446
Eventbrite, Inc., Class A(1)	2,100	14,931
QuinStreet, Inc.(1)	1,340	16,093
TripAdvisor, Inc.(1)	2,365	56,287
TrueCar, Inc.(1)	1,720	3,750
Yelp, Inc.(1)	1,940	66,290
Zedge, Inc., Class B(1)	240	679
		193,526
Internet and Direct Marketing Retail — 0.3%
1-800-Flowers.com, Inc., Class A(1)	700	6,076
ContextLogic, Inc., Class A(1)	6,860	8,918
Duluth Holdings, Inc., Class B(1)	280	2,483
Lands' End, Inc.(1)	240	3,317
Liquidity Services, Inc.(1)	720	12,593
PetMed Express, Inc.	540	11,108
Qurate Retail, Inc., Series A	8,280	25,668
Stitch Fix, Inc., Class A(1)	1,241	6,230
		76,393
IT Services — 1.4%
Brightcove, Inc.(1)	1,080	7,171
Cass Information Systems, Inc.	380	13,938
Conduent, Inc.(1)	4,460	18,241
CSG Systems International, Inc.	1,000	57,850
EVERTEC, Inc.	1,868	62,765
Hackett Group, Inc.	740	15,192
Information Services Group, Inc.	1,240	7,155
Innodata, Inc.(1)	680	2,292
International Money Express, Inc.(1)	860	19,264
Kyndryl Holdings, Inc.(1)	5,720	59,602
Paya Holdings, Inc.(1)	1,400	8,778
97

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Paysafe Ltd.(1)	9,888	$16,315
PFSweb, Inc.(1)	601	5,686
Rackspace Technology, Inc.(1)	1,108	4,942
SolarWinds Corp.(1)	1,007	9,134
Verra Mobility Corp.(1)	4,080	65,035
		373,360
Leisure Products — 0.6%
American Outdoor Brands, Inc.(1)	260	2,233
AMMO, Inc.(1)	1,840	7,010
JAKKS Pacific, Inc.(1)	220	4,928
Johnson Outdoors, Inc., Class A	140	8,560
Malibu Boats, Inc., Class A(1)	560	33,617
MasterCraft Boat Holdings, Inc.(1)	520	12,527
Nautilus, Inc.(1)	440	889
Smith & Wesson Brands, Inc.	1,000	13,300
Sturm Ruger & Co., Inc.	480	25,080
Vista Outdoor, Inc.(1)	1,640	46,117
		154,261
Life Sciences Tools and Services — 0.1%
Harvard Bioscience, Inc.(1)	860	2,838
Personalis, Inc.(1)	620	2,052
Quanterix Corp.(1)	607	5,676
SomaLogic, Inc.(1)	2,422	8,913
		19,479
Machinery — 4.1%
Alamo Group, Inc.	320	41,843
Albany International Corp., Class A	900	79,371
Altra Industrial Motion Corp.	1,740	66,033
Astec Industries, Inc.	640	24,435
Barnes Group, Inc.	1,300	40,365
CIRCOR International, Inc.(1)	540	8,802
Commercial Vehicle Group, Inc.(1)	820	5,355
Desktop Metal, Inc., Class A(1)	5,404	17,185
Douglas Dynamics, Inc.	640	18,624
Enerpac Tool Group Corp.	1,580	30,652
EnPro Industries, Inc.	1	90
Federal Signal Corp.	1,700	67,779
Gorman-Rupp Co.	680	17,959
Greenbrier Cos., Inc.	840	23,948
Helios Technologies, Inc.	940	51,343
Hurco Cos., Inc.	160	3,883
Hyliion Holdings Corp.(1)	2,340	8,213
Hyster-Yale Materials Handling, Inc.	200	5,826
Kadant, Inc.	360	64,595
Kennametal, Inc.	2,300	53,912
Manitowoc Co., Inc.(1)	920	8,786
Mayville Engineering Co., Inc.(1)	140	974
Miller Industries, Inc.	300	7,053
Mueller Industries, Inc.	428	27,037
Mueller Water Products, Inc., Class A	4,260	48,053
NN, Inc.(1)	740	1,584
98

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Omega Flex, Inc.	80	$8,082
Park-Ohio Holdings Corp.	240	3,982
Proterra, Inc.(1)	3,769	22,765
Proto Labs, Inc.(1)	741	28,454
REV Group, Inc.	900	10,368
Shyft Group, Inc.	960	22,992
SPX Technologies, Inc.(1)	1,130	64,478
Standex International Corp.	340	30,739
Tennant Co.	480	28,968
Terex Corp.	1,840	61,125
Titan International, Inc.(1)	1,660	23,290
Trinity Industries, Inc.	2,580	62,900
		1,091,843
Marine — 0.2%
Costamare, Inc.	1,120	12,634
Eagle Bulk Shipping, Inc.	260	11,294
Genco Shipping & Trading Ltd.	980	13,436
Pangaea Logistics Solutions Ltd.	680	3,407
Safe Bulkers, Inc.	1,780	5,678
		46,449
Media — 1.6%
AMC Networks, Inc., Class A(1)	640	17,146
Boston Omaha Corp., Class A(1)	520	13,952
Cardlytics, Inc.(1)	640	8,474
comScore, Inc.(1)	329	717
Cumulus Media, Inc., Class A(1)	608	5,666
Daily Journal Corp.(1)	20	5,224
E.W. Scripps Co., Class A(1)	1,600	23,920
Entravision Communications Corp., Class A	1,660	8,433
Gannett Co., Inc.(1)	3,720	8,630
Gray Television, Inc.	2,300	43,930
iHeartMedia, Inc., Class A(1)	2,563	22,682
John Wiley & Sons, Inc., Class A	1,087	50,035
Lee Enterprises, Inc.(1)	180	3,582
Magnite, Inc.(1)	2,967	22,341
PubMatic, Inc., Class A(1)	840	16,439
Salem Media Group, Inc.(1)	640	1,536
Scholastic Corp.	560	25,710
Sinclair Broadcast Group, Inc., Class A	1,161	25,646
Stagwell, Inc.(1)	1,242	8,421
TechTarget, Inc.(1)	840	54,516
Thryv Holdings, Inc.(1)	640	16,371
Urban One, Inc.(1)	721	3,021
Urban One, Inc., Class A(1)	260	1,420
WideOpenWest, Inc.(1)	1,480	26,344
		414,156
Metals and Mining — 2.1%
Alpha Metallurgical Resources, Inc.	483	75,904
Arconic Corp.(1)	2,209	55,689
Ascent Industries Co.(1)	260	4,352
ATI, Inc.(1)	230	6,884
99

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Carpenter Technology Corp.	1,583	$53,775
Century Aluminum Co.(1)	1,340	10,345
Coeur Mining, Inc.(1)	4,740	13,082
Compass Minerals International, Inc.	844	34,174
Haynes International, Inc.	360	14,288
Hecla Mining Co.	15,087	59,443
Kaiser Aluminum Corp.	380	27,269
Materion Corp.	24	2,071
Olympic Steel, Inc.	220	5,790
Ramaco Resources, Inc.	305	3,215
Ryerson Holding Corp.	540	15,390
Schnitzer Steel Industries, Inc., Class A	720	23,789
SunCoke Energy, Inc.	2,260	14,893
TimkenSteel Corp.(1)	1,260	19,328
Warrior Met Coal, Inc.	1,680	54,684
Worthington Industries, Inc.	900	45,891
		540,256
Multi-Utilities — 0.4%
Avista Corp.	1,143	46,440
NorthWestern Corp.	825	43,708
Unitil Corp.	420	21,878
		112,026
Multiline Retail — 0.3%
Big Lots, Inc.	860	17,690
Ollie's Bargain Outlet Holdings, Inc.(1)	905	50,056
		67,746
Oil, Gas and Consumable Fuels — 6.0%
Alto Ingredients, Inc.(1)	1,880	8,122
Arch Resources, Inc.	382	55,611
Berry Corp.	2,360	21,594
Brigham Minerals, Inc., Class A	1,440	42,840
Callon Petroleum Co.(1)	2,046	87,078
Chord Energy Corp.	887	125,555
Clean Energy Fuels Corp.(1)	4,406	29,608
CNX Resources Corp.(1)	2,783	49,176
Comstock Resources, Inc.(1)	1,562	30,615
CONSOL Energy, Inc.	760	54,553
Crescent Energy Co., Class A	1,030	17,644
CVR Energy, Inc.	960	31,354
Delek US Holdings, Inc.	2,367	66,868
DHT Holdings, Inc.	3,760	29,366
Diamondback Energy, Inc.	142	18,991
Dorian LPG Ltd.	820	11,931
Earthstone Energy, Inc., Class A(1)	2,448	37,210
Evolution Petroleum Corp.	820	5,691
Gevo, Inc.(1)	5,260	16,464
Green Plains, Inc.(1)	1,540	56,410
International Seaways, Inc.	1,240	36,617
Kimbell Royalty Partners LP	1,400	24,836
Kosmos Energy Ltd.(1)	7,681	54,305
Laredo Petroleum, Inc.(1)	560	43,461
100

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Nordic American Tankers Ltd.	3,080	$8,008
PBF Energy, Inc., Class A(1)	3,080	105,213
Peabody Energy Corp.(1)	2,349	57,926
Permian Resources Corp.(1)	6,580	54,153
Plains GP Holdings LP, Class A(1)	6,281	75,246
Ranger Oil Corp., Class A	800	31,192
REX American Resources Corp.(1)	540	16,362
Riley Exploration Permian, Inc.	240	6,034
Ring Energy, Inc.(1)	1,880	6,091
SandRidge Energy, Inc.(1)	1,040	21,819
Scorpio Tankers, Inc.	1,768	73,549
SFL Corp. Ltd.	3,340	35,738
SilverBow Resources, Inc.(1)	300	11,928
Sitio Royalties Corp.	365	9,286
Talos Energy, Inc.(1)	2,080	43,118
Teekay Corp.(1)	1,880	6,561
Teekay Tankers Ltd., Class A(1)	600	14,760
VAALCO Energy, Inc.	1,540	7,715
Vertex Energy, Inc.(1)	366	3,111
World Fuel Services Corp.	1,700	43,860
		1,587,570
Paper and Forest Products — 0.4%
Clearwater Paper Corp.(1)	540	22,971
Glatfelter Corp.	1,360	6,623
Mercer International, Inc.	1,080	17,518
Sylvamo Corp.	1,120	49,773
		96,885
Personal Products — 0.9%
Edgewell Personal Care Co.	1,460	56,882
elf Beauty, Inc.(1)	1,288	49,111
Inter Parfums, Inc.	206	16,175
Medifast, Inc.	240	30,115
Nature's Sunshine Products, Inc.(1)	340	3,298
Nu Skin Enterprises, Inc., Class A	1,340	54,860
USANA Health Sciences, Inc.(1)	320	20,646
		231,087
Pharmaceuticals — 1.5%
Amneal Pharmaceuticals, Inc.(1)	3,680	7,986
Amphastar Pharmaceuticals, Inc.(1)	980	29,008
ANI Pharmaceuticals, Inc.(1)	380	14,018
Arvinas, Inc.(1)	107	4,530
Assertio Holdings, Inc.(1)	1,180	3,009
Atea Pharmaceuticals, Inc.(1)	880	6,600
Athira Pharma, Inc.(1)	1,000	3,380
Collegium Pharmaceutical, Inc.(1)	429	7,542
Contra Zogenix, Inc.(1)	118	80
Corcept Therapeutics, Inc.(1)	2,900	74,878
CorMedix, Inc.(1)	528	1,864
Cymabay Therapeutics, Inc.(1)	2,180	7,717
Evolus, Inc.(1)	267	2,566
Harmony Biosciences Holdings, Inc.(1)	842	36,972
101

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Harrow Health, Inc.(1)	680	$6,113
Innoviva, Inc.(1)	1,880	24,741
KemPharm, Inc.(1)	820	4,477
Nektar Therapeutics(1)	4,567	17,994
Phibro Animal Health Corp., Class A	500	7,405
Pliant Therapeutics, Inc.(1)	380	7,326
Prestige Consumer Healthcare, Inc.(1)	1,046	52,907
SIGA Technologies, Inc.	1,340	20,207
Supernus Pharmaceuticals, Inc.(1)	1,420	48,607
TFF Pharmaceuticals, Inc.(1)	304	1,402
Ventyx Biosciences, Inc.(1)	566	11,546
		402,875
Professional Services — 1.2%
Barrett Business Services, Inc.	200	16,128
CBIZ, Inc.(1)	1,420	61,997
CRA International, Inc.	200	18,282
DLH Holdings Corp.(1)	200	3,274
First Advantage Corp.(1)	1,385	19,168
Forrester Research, Inc.(1)	360	14,972
Franklin Covey Co.(1)	380	18,077
Heidrick & Struggles International, Inc.	540	15,368
HireRight Holdings Corp.(1)	220	3,577
Hudson Global, Inc.(1)	80	2,822
ICF International, Inc.	540	54,843
Kelly Services, Inc., Class A	860	13,855
Kforce, Inc.	620	33,927
Mistras Group, Inc.(1)	480	2,654
Resources Connection, Inc.	940	18,368
TrueBlue, Inc.(1)	1,000	20,540
		317,852
Real Estate Management and Development — 0.8%
Anywhere Real Estate, Inc.(1)	3,146	30,736
Five Point Holdings LLC, Class A(1)	1,400	5,110
Forestar Group, Inc.(1)	500	6,220
FRP Holdings, Inc.(1)	22	1,266
Kennedy-Wilson Holdings, Inc.	3,285	57,685
Marcus & Millichap, Inc.	780	29,156
Rafael Holdings, Inc., Class B(1)	440	955
RE/MAX Holdings, Inc., Class A	500	11,380
RMR Group, Inc., Class A	420	10,937
Seritage Growth Properties, Class A(1)	809	10,145
St. Joe Co.	501	19,138
Stratus Properties, Inc.(1)	226	8,048
Tejon Ranch Co.(1)	620	9,771
		200,547
Road and Rail — 0.9%
ArcBest Corp.	900	72,477
Covenant Logistics Group, Inc.	320	8,998
Daseke, Inc.(1)	1,400	8,484
Heartland Express, Inc.	1,240	18,786
Marten Transport Ltd.	1,800	35,658
102

Avantis U.S. Small Cap Equity ETF
	Shares	Value
PAM Transportation Services, Inc.(1)	200	$5,942
TuSimple Holdings, Inc., Class A(1)	401	2,883
Universal Logistics Holdings, Inc.	180	6,572
US Xpress Enterprises, Inc., Class A(1)	560	1,378
USA Truck, Inc.(1)	220	6,899
Werner Enterprises, Inc.	1,660	66,052
		234,129
Semiconductors and Semiconductor Equipment — 1.6%
ACM Research, Inc., Class A(1)	828	13,985
Alpha & Omega Semiconductor Ltd.(1)	720	27,835
Amtech Systems, Inc.(1)	260	2,886
Axcelis Technologies, Inc.(1)	1,000	66,940
AXT, Inc.(1)	1,060	9,105
CEVA, Inc.(1)	210	6,147
Cohu, Inc.(1)	1,300	34,879
CyberOptics Corp.(1)	180	9,583
Formfactor, Inc.(1)	738	21,609
inTEST Corp.(1)	200	1,776
Kulicke & Soffa Industries, Inc.	183	7,693
MagnaChip Semiconductor Corp.(1)	1,260	14,742
NVE Corp.	120	6,086
Photronics, Inc.(1)	1,960	32,928
Rambus, Inc.(1)	3,260	84,076
SMART Global Holdings, Inc.(1)	1,540	28,259
Ultra Clean Holdings, Inc.(1)	1,220	35,709
Veeco Instruments, Inc.(1)	1,341	28,349
		432,587
Software — 1.5%
A10 Networks, Inc.	1,980	27,522
Agilysys, Inc.(1)	406	21,019
Avaya Holdings Corp.(1)	2,103	3,344
C3.ai, Inc., Class A(1)	2,478	44,604
ChannelAdvisor Corp.(1)	121	1,826
Cleanspark, Inc.(1)	1,060	4,537
CommVault Systems, Inc.(1)	842	45,712
CoreCard Corp.(1)	180	4,365
Digital Turbine, Inc.(1)	1,465	27,058
Ebix, Inc.	660	17,173
eGain Corp.(1)	210	1,934
InterDigital, Inc.	840	42,134
LiveRamp Holdings, Inc.(1)	1,780	35,333
Mitek Systems, Inc.(1)	1,160	11,855
N-able, Inc.(1)	1,369	13,635
OneSpan, Inc.(1)	680	7,827
Progress Software Corp.	1,200	57,756
SRAX, Inc.(1)	600	1,422
Upland Software, Inc.(1)	400	4,188
Vertex, Inc., Class A(1)	720	9,850
Yext, Inc.(1)	2,129	9,474
		392,568
Specialty Retail — 4.3%
Aaron's Co., Inc.	840	9,996
103

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Abercrombie & Fitch Co., Class A(1)	1,500	$21,585
Academy Sports & Outdoors, Inc.	1,290	55,573
America's Car-Mart, Inc.(1)	160	12,898
American Eagle Outfitters, Inc.	2,985	33,611
Arko Corp.	2,480	23,634
Barnes & Noble Education, Inc.(1)	1,000	2,560
Bed Bath & Beyond, Inc.(1)	1,660	15,820
Big 5 Sporting Goods Corp.	560	6,854
Boot Barn Holdings, Inc.(1)	1,020	67,952
Buckle, Inc.	840	27,115
Build-A-Bear Workshop, Inc.	440	6,741
Caleres, Inc.	980	25,010
Cato Corp., Class A	500	5,405
Chico's FAS, Inc.(1)	3,120	17,722
Children's Place, Inc.(1)	360	15,185
Citi Trends, Inc.(1)	220	4,444
Conn's, Inc.(1)	500	4,805
Container Store Group, Inc.(1)	820	5,560
Designer Brands, Inc., Class A	1,620	27,637
Express, Inc.(1)	1,884	2,864
Foot Locker, Inc.	2,746	101,163
Genesco, Inc.(1)	380	21,500
Group 1 Automotive, Inc.	370	66,078
Guess?, Inc.	1,100	19,217
Haverty Furniture Cos., Inc.	420	11,264
Hibbett, Inc.	320	18,752
Kirkland's, Inc.(1)	240	979
Lazydays Holdings, Inc.(1)	240	3,950
LL Flooring Holdings, Inc.(1)	700	5,698
MarineMax, Inc.(1)	640	23,258
Monro, Inc.	880	40,753
National Vision Holdings, Inc.(1)	803	26,684
ODP Corp.(1)	1,441	51,516
OneWater Marine, Inc., Class A(1)	280	11,158
Party City Holdco, Inc.(1)	2,260	4,452
Sally Beauty Holdings, Inc.(1)	3,020	44,938
Shoe Carnival, Inc.	480	11,419
Signet Jewelers Ltd.	1,307	85,438
Sonic Automotive, Inc., Class A	580	30,850
Sportsman's Warehouse Holdings, Inc.(1)	1,201	9,560
Tile Shop Holdings, Inc.	980	3,842
Tilly's, Inc., Class A	620	4,650
TravelCenters of America, Inc.(1)	400	21,632
Urban Outfitters, Inc.(1)	1,600	32,208
Victoria's Secret & Co.(1)	2,124	71,026
Zumiez, Inc.(1)	580	15,057
		1,130,013
Technology Hardware, Storage and Peripherals — 0.5%
Eastman Kodak Co.(1)	1,380	7,466
Immersion Corp.(1)	620	3,695
Intevac, Inc.(1)	660	3,294
104

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Super Micro Computer, Inc.(1)	1,360	$88,509
Turtle Beach Corp.(1)	380	3,568
Xerox Holdings Corp.	1,605	26,675
		133,207
Textiles, Apparel and Luxury Goods — 1.0%
Allbirds, Inc., Class A(1)	1,106	4,545
Delta Apparel, Inc.(1)	160	3,005
Fossil Group, Inc.(1)	1,260	5,330
G-III Apparel Group Ltd.(1)	1,200	25,284
Kontoor Brands, Inc.	1,460	54,356
Lakeland Industries, Inc.(1)	200	2,700
Movado Group, Inc.	500	15,945
Oxford Industries, Inc.	460	49,096
Rocky Brands, Inc.	160	4,181
Steven Madden Ltd.	1,580	45,994
Superior Group of Cos., Inc.	300	3,333
Unifi, Inc.(1)	400	4,544
Vera Bradley, Inc.(1)	660	2,613
Wolverine World Wide, Inc.	2,180	42,597
		263,523
Thrifts and Mortgage Finance — 2.2%
Axos Financial, Inc.(1)	1,309	54,690
Blue Foundry Bancorp(1)	725	8,243
Bridgewater Bancshares, Inc.(1)	580	9,964
Columbia Financial, Inc.(1)	1,243	26,513
Federal Agricultural Mortgage Corp., Class C	280	30,587
Flagstar Bancorp, Inc.	1,460	56,254
FS Bancorp, Inc.	188	5,585
Hingham Institution For Savings	42	12,470
Home Bancorp, Inc.	200	7,808
Kearny Financial Corp.	1,880	21,357
Merchants Bancorp	440	11,867
Mr. Cooper Group, Inc.(1)	1,066	45,092
NMI Holdings, Inc., Class A(1)	2,280	46,808
Northfield Bancorp, Inc.	1,180	17,393
Ocwen Financial Corp.(1)	220	5,760
PennyMac Financial Services, Inc.	766	40,690
Provident Financial Services, Inc.	2,040	47,389
Southern Missouri Bancorp, Inc.	220	11,601
TrustCo Bank Corp. NY	500	16,670
Waterstone Financial, Inc.	600	10,374
WSFS Financial Corp.	1,800	87,030
		574,145
Trading Companies and Distributors — 1.5%
Alta Equipment Group, Inc.	560	6,591
BlueLinx Holdings, Inc.(1)	320	22,432
Boise Cascade Co.	885	55,162
Distribution Solutions Group, Inc.(1)	90	3,577
Global Industrial Co.	440	13,235
H&E Equipment Services, Inc.	920	29,127
McGrath RentCorp	660	55,783
105

Avantis U.S. Small Cap Equity ETF
	Shares	Value
MRC Global, Inc.(1)	2,064	$20,083
NOW, Inc.(1)	3,648	44,214
Rush Enterprises, Inc., Class A	1,149	54,072
Rush Enterprises, Inc., Class B	227	11,495
Titan Machinery, Inc.(1)	640	19,699
Transcat, Inc.(1)	240	17,782
Veritiv Corp.(1)	460	54,827
		408,079
Water Utilities — 0.5%
American States Water Co.	610	50,612
Artesian Resources Corp., Class A	220	12,019
California Water Service Group	948	55,486
Consolidated Water Co. Ltd.	380	6,156
York Water Co.	221	9,717
		133,990
Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	1,300	28,977
Spok Holdings, Inc.	440	3,168
Telephone and Data Systems, Inc.	2,860	46,532
United States Cellular Corp.(1)	426	12,180
		90,857
TOTAL COMMON STOCKS (Cost $26,022,464)		26,230,419
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $66,159)	66,159	66,159
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $26,088,623)		26,296,578
OTHER ASSETS AND LIABILITIES — 0.1%		18,418
TOTAL NET ASSETS — 100.0%		$26,314,996

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
106

AUGUST 31, 2022

Avantis U.S. Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.2%
AAR Corp.(1)	48,254	$2,069,132
AerSale Corp.(1)	38,048	733,565
Kaman Corp.	30,580	969,998
Moog, Inc., Class A	36,844	2,762,563
		6,535,258
Air Freight and Logistics — 1.4%
Air Transport Services Group, Inc.(1)	549,436	16,554,507
Atlas Air Worldwide Holdings, Inc.(1)	237,766	23,757,579
Hub Group, Inc., Class A(1)	160,555	12,813,894
		53,125,980
Airlines — 0.8%
Allegiant Travel Co.(1)	103,489	9,986,688
Hawaiian Holdings, Inc.(1)	261,637	3,921,939
JetBlue Airways Corp.(1)	1,216,425	9,475,951
Mesa Air Group, Inc.(1)	22,440	54,529
SkyWest, Inc.(1)	330,663	7,039,815
Wheels Up Experience, Inc.(1)	272,156	508,932
		30,987,854
Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.(1)	724,038	7,493,793
Dorman Products, Inc.(1)	57,290	5,193,339
Goodyear Tire & Rubber Co.(1)	1,629,696	22,864,635
LCI Industries	43,731	5,067,111
Motorcar Parts of America, Inc.(1)	83,587	1,242,103
Standard Motor Products, Inc.	34,446	1,264,168
		43,125,149
Automobiles — 1.2%
Harley-Davidson, Inc.	142,386	5,491,828
Thor Industries, Inc.	293,844	23,804,302
Winnebago Industries, Inc.	213,446	12,290,221
Workhorse Group, Inc.(1)(2)	468,256	1,465,641
		43,051,992
Banks — 16.7%
1st Source Corp.	40,580	1,914,970
ACNB Corp.(2)	39,875	1,417,955
Allegiance Bancshares, Inc.	31,254	1,323,919
Amalgamated Financial Corp.	90,564	2,037,690
Amerant Bancorp, Inc.	126,278	3,307,221
American National Bankshares, Inc.	3,000	98,790
Ameris Bancorp	265,259	12,382,290
Arrow Financial Corp.	71,978	2,311,214
Associated Banc-Corp.	603,378	12,091,695
Atlantic Union Bankshares Corp.	72,233	2,343,961
Banc of California, Inc.	154,877	2,614,324
BancFirst Corp.	72,469	7,816,506
Bancorp, Inc.(1)	216,294	5,130,494
Bank First Corp.(2)	16,236	1,319,500
Bank of Hawaii Corp.	187,209	14,606,046
107

Avantis U.S. Small Cap Value ETF
	Shares	Value
Bank of Marin Bancorp	20,867	$644,790
Bank OZK	194,477	7,882,153
Bank7 Corp.	2,336	55,620
BankFinancial Corp.	55,406	551,290
BankUnited, Inc.	382,143	14,158,398
Bankwell Financial Group, Inc.	27,668	872,095
Banner Corp.	153,019	9,297,434
Bar Harbor Bankshares	13,444	380,869
Baycom Corp.	18,670	347,449
BCB Bancorp, Inc.	87,024	1,566,432
Berkshire Hills Bancorp, Inc.	60,483	1,706,225
Brookline Bancorp., Inc.	256,015	3,192,507
Business First Bancshares, Inc.	31,246	737,093
Byline Bancorp, Inc.	129,252	2,818,986
Cadence Bank	54,697	1,393,680
Cambridge Bancorp	11,370	934,955
Camden National Corp.	34,114	1,542,976
Capital City Bank Group, Inc.	14,734	470,457
Capstar Financial Holdings, Inc.	28,306	570,366
Carter Bankshares, Inc.(1)	34,169	562,763
Cathay General Bancorp.	354,329	14,860,558
CB Financial Services, Inc.	19,701	429,482
Central Pacific Financial Corp.	165,896	3,614,874
Central Valley Community Bancorp	59,229	1,054,276
City Holding Co.	57,089	4,853,136
Civista Bancshares, Inc.	14,616	309,128
CNB Financial Corp.	83,466	2,196,825
Coastal Financial Corp.(1)	1,350	54,270
Codorus Valley Bancorp, Inc.	46,003	920,520
Colony Bankcorp, Inc.	23,343	329,603
Columbia Banking System, Inc.	73,917	2,213,814
Community Trust Bancorp, Inc.	55,607	2,349,396
ConnectOne Bancorp, Inc.	166,074	4,156,832
CrossFirst Bankshares, Inc.(1)	85,719	1,129,776
Customers Bancorp, Inc.(1)	167,940	5,825,839
Dime Community Bancshares, Inc.	128,863	4,028,257
Eagle Bancorp, Inc.	163,407	7,930,142
Enterprise Financial Services Corp.	106,394	4,864,334
Equity Bancshares, Inc., Class A	30,515	952,983
Esquire Financial Holdings, Inc.	10,698	399,891
F.N.B. Corp.	928,574	11,068,602
Farmers National Banc Corp.	148,593	2,123,394
FB Financial Corp.	99,621	3,946,984
Fidelity D&D Bancorp, Inc.	1,144	45,760
Financial Institutions, Inc.	86,598	2,254,146
First BanCorp	979,230	14,002,989
First Bancorp, Inc.	19,768	573,272
First Bancorp/Southern Pines NC	50,397	1,834,955
First Bancshares, Inc.	40,206	1,202,159
First Busey Corp.	176,157	4,051,611
First Business Financial Services, Inc.	41,068	1,366,743
108

Avantis U.S. Small Cap Value ETF
	Shares	Value
First Commonwealth Financial Corp.	260,456	$3,510,947
First Community Bankshares, Inc.	26,357	831,036
First Financial Corp.	40,501	1,883,296
First Foundation, Inc.	222,085	4,210,732
First Guaranty Bancshares, Inc.	3,820	85,110
First Internet Bancorp	46,391	1,701,158
First Interstate Bancsystem, Inc., Class A	224	9,018
First Mid Bancshares, Inc.	74,320	2,627,212
First of Long Island Corp.	114,949	2,116,211
First United Corp.	34,807	609,123
First Western Financial, Inc.(1)	3,364	89,247
Five Star Bancorp	1,698	43,180
Flushing Financial Corp.	80,510	1,662,532
Franklin Financial Services Corp.	19,608	627,064
Fulton Financial Corp.	642,683	10,430,745
FVCBankcorp, Inc.(1)(2)	16,706	321,758
Great Southern Bancorp, Inc.	68,733	4,040,126
Guaranty Bancshares, Inc.	3,094	107,207
Hancock Whitney Corp.	376,899	18,177,839
Hanmi Financial Corp.	181,544	4,487,768
HarborOne Bancorp, Inc.	159,152	2,170,833
Hawthorn Bancshares, Inc.	29,892	714,718
Heartland Financial USA, Inc.	137,851	6,157,804
Heritage Commerce Corp.	38,115	430,318
Hilltop Holdings, Inc.	289,666	7,647,182
HomeStreet, Inc.	128,600	4,476,566
HomeTrust Bancshares, Inc.	36,547	848,621
Hope Bancorp, Inc.	506,329	7,326,581
Horizon Bancorp, Inc.	118,120	2,234,830
Independent Bank Corp. (Massachusetts)	237	18,541
Independent Bank Corp. (Michigan)	122,548	2,514,685
International Bancshares Corp.	261,980	10,932,425
Investar Holding Corp.	4,779	103,226
Lakeland Bancorp, Inc.	266,752	4,345,390
Lakeland Financial Corp.	89,137	6,715,582
Live Oak Bancshares, Inc.	70,671	2,561,117
Macatawa Bank Corp.	151,804	1,445,174
Mercantile Bank Corp.	87,913	2,908,162
Metrocity Bankshares, Inc.	17,092	341,669
Metropolitan Bank Holding Corp.(1)	31,219	2,234,968
Mid Penn Bancorp, Inc.	8,475	246,538
Midland States Bancorp, Inc.	129,308	3,244,338
MidWestOne Financial Group, Inc.	70,815	2,159,857
MVB Financial Corp.	75,247	2,406,399
National Bank Holdings Corp., Class A	87,914	3,527,989
NBT Bancorp, Inc.	156,760	6,079,153
Nicolet Bankshares, Inc.(1)	9,316	713,419
Northeast Bank	50,135	1,943,734
Northrim BanCorp, Inc.	31,680	1,284,624
OceanFirst Financial Corp.	105,763	2,056,033
OFG Bancorp	265,307	7,216,350
109

Avantis U.S. Small Cap Value ETF
	Shares	Value
Old Second Bancorp, Inc.	193,731	$2,657,989
Origin Bancorp, Inc.	69,148	2,824,696
Orrstown Financial Services, Inc.	56,127	1,444,148
Pacific Premier Bancorp, Inc.	289,352	9,479,172
PacWest Bancorp	545,634	14,366,543
Park National Corp.	39,491	5,206,099
Parke Bancorp, Inc.	56,871	1,261,399
Pathward Financial, Inc.	122,930	4,051,773
PCB Bancorp.	72,568	1,362,827
PCSB Financial Corp.	4,055	75,058
Peapack-Gladstone Financial Corp.	90,277	3,039,627
Peoples Bancorp, Inc.	62,783	1,876,584
Popular, Inc.	137,682	10,631,804
Preferred Bank	45,367	3,077,697
Premier Financial Corp.	109,720	2,964,634
Primis Financial Corp.	106,546	1,396,818
QCR Holdings, Inc.	79,256	4,426,448
RBB Bancorp	88,909	1,964,889
Red River Bancshares, Inc.	2,518	128,695
Republic Bancorp, Inc., Class A	60,455	2,569,337
Republic First Bancorp, Inc.(1)	46,793	148,802
Riverview Bancorp, Inc.	119,597	843,159
Sandy Spring Bancorp, Inc.	175,314	6,753,095
ServisFirst Bancshares, Inc.	105,537	8,903,101
Shore Bancshares, Inc.	36,817	701,364
Sierra Bancorp	74,957	1,553,109
Simmons First National Corp., Class A	149,574	3,528,451
SmartFinancial, Inc.	58,952	1,479,106
South Plains Financial, Inc.	6,379	173,062
Southern First Bancshares, Inc.(1)	37,854	1,631,886
Southside Bancshares, Inc.	30,902	1,164,387
SouthState Corp.	18,263	1,425,245
Stock Yards Bancorp, Inc.	425	28,161
Summit Financial Group, Inc.	57,645	1,644,035
Synovus Financial Corp.	194,118	7,795,779
Texas Capital Bancshares, Inc.(1)	193,060	11,396,332
Tompkins Financial Corp.	30,088	2,155,504
Towne Bank	246,121	7,011,987
Trico Bancshares	80,296	3,789,168
Triumph Bancorp, Inc.(1)	106,477	6,591,991
Trustmark Corp.	232,110	7,320,749
UMB Financial Corp.	171,127	15,310,733
Umpqua Holdings Corp.	965,874	17,134,605
United Community Banks, Inc.	210,494	7,057,864
United Security Bancshares	83,262	591,160
Unity Bancorp, Inc.	41,154	1,153,547
Univest Financial Corp.	78,190	1,939,112
Valley National Bancorp	645,230	7,497,573
Washington Federal, Inc.	304,009	9,731,328
Washington Trust Bancorp, Inc.	78,139	3,956,178
West BanCorp, Inc.	78,905	1,941,852
110

Avantis U.S. Small Cap Value ETF
	Shares	Value
Wintrust Financial Corp.	198,566	$16,747,056
		613,831,517
Beverages — 0.2%
Coca-Cola Consolidated, Inc.	18,611	8,827,756
Biotechnology — 1.7%
Alector, Inc.(1)	203,782	2,109,144
Capricor Therapeutics, Inc.(1)	2,254	13,118
Catalyst Pharmaceuticals, Inc.(1)	609,720	8,255,609
Cullinan Oncology, Inc.(1)	39,769	536,086
Dynavax Technologies Corp.(1)	581,949	6,674,955
Emergent BioSolutions, Inc.(1)	297,547	7,147,079
Ironwood Pharmaceuticals, Inc.(1)	1,003,611	10,798,854
iTeos Therapeutics, Inc.(1)	164,483	3,648,233
Ligand Pharmaceuticals, Inc.(1)	22,751	2,101,965
Organogenesis Holdings, Inc.(1)	136,305	489,335
Ovid therapeutics, Inc.(1)(2)	18,086	36,353
REGENXBIO, Inc.(1)	246,712	7,278,004
Tango Therapeutics, Inc.(1)	41,807	171,409
uniQure NV(1)	193,755	3,785,973
Vir Biotechnology, Inc.(1)	354,775	8,425,906
XBiotech, Inc.(1)	852	3,416
XOMA Corp.(1)	18,806	373,863
		61,849,302
Building Products — 0.7%
Apogee Enterprises, Inc.	146,097	5,966,602
Insteel Industries, Inc.	92,028	2,659,609
Masonite International Corp.(1)	144,132	11,792,880
Quanex Building Products Corp.	163,620	3,648,726
UFP Industries, Inc.	2,739	217,449
		24,285,266
Capital Markets — 1.8%
Artisan Partners Asset Management, Inc., Class A	13,646	460,689
B. Riley Financial, Inc.	68,417	3,405,114
Cowen, Inc., Class A	137,831	5,299,602
Diamond Hill Investment Group, Inc.	15,852	2,711,485
Evercore, Inc., Class A	132,490	12,412,988
Janus Henderson Group PLC	309,742	7,247,963
Manning & Napier, Inc.	26,797	341,126
Moelis & Co., Class A	132,817	5,533,156
Oppenheimer Holdings, Inc., Class A	43,892	1,593,280
Piper Sandler Cos.	82,116	9,408,030
Stifel Financial Corp.	126,847	7,523,295
StoneX Group, Inc.(1)	76,405	7,093,440
Victory Capital Holdings, Inc., Class A	6	161
Virtus Investment Partners, Inc.	19,914	3,808,552
		66,838,881
Chemicals — 2.9%
AdvanSix, Inc.	210,957	7,649,301
AgroFresh Solutions, Inc.(1)	125,141	200,851
American Vanguard Corp.	203,078	4,047,345
Cabot Corp.	353,597	25,448,376
111

Avantis U.S. Small Cap Value ETF
	Shares	Value
Chemours Co.	734,173	$24,763,655
Ecovyst, Inc.(1)	87,418	807,742
FutureFuel Corp.	27,557	200,890
Hawkins, Inc.	70,240	2,691,597
Intrepid Potash, Inc.(1)	60,419	2,823,380
Kronos Worldwide, Inc.	110,521	1,423,510
LSB Industries, Inc.(1)	283,229	4,469,354
NewMarket Corp.	12,595	3,617,410
Orion Engineered Carbons SA	226,436	3,817,711
Rayonier Advanced Materials, Inc.(1)	462,796	2,091,838
Sensient Technologies Corp.	98	7,808
Stepan Co.	88,563	9,230,921
Tredegar Corp.	71,477	729,780
Trinseo PLC	68,122	1,807,277
Tronox Holdings PLC, Class A	820,143	11,998,692
Valhi, Inc.	7,238	252,896
		108,080,334
Commercial Services and Supplies — 0.3%
Civeo Corp.(1)	46,257	1,371,983
Ennis, Inc.	145,530	3,089,602
Heritage-Crystal Clean, Inc.(1)	86,011	2,801,378
HNI Corp.	37,499	1,199,968
Interface, Inc.	271,564	3,033,370
Quad/Graphics, Inc.(1)	158,491	500,831
		11,997,132
Communications Equipment — 0.4%
Aviat Networks, Inc.(1)	2,363	73,962
EMCORE Corp.(1)	65,691	156,344
ViaSat, Inc.(1)	424,669	16,128,929
		16,359,235
Construction and Engineering — 0.6%
Ameresco, Inc., Class A(1)	27,892	1,920,364
Argan, Inc.	10,528	364,164
Fluor Corp.(1)	6,426	169,903
Granite Construction, Inc.	109,038	3,268,959
Great Lakes Dredge & Dock Corp.(1)	159,345	1,524,932
MYR Group, Inc.(1)	111,495	10,362,345
Northwest Pipe Co.(1)	29,871	945,716
Primoris Services Corp.	107,400	2,176,998
Sterling Infrastructure, Inc.(1)	35,833	906,217
Tutor Perini Corp.(1)	200,371	1,358,515
		22,998,113
Construction Materials — 0.1%
Eagle Materials, Inc.	42,886	5,130,023
Consumer Finance — 2.2%
Atlanticus Holdings Corp.(1)	12,827	365,185
Bread Financial Holdings, Inc.	322,940	12,410,584
Consumer Portfolio Services, Inc.(1)	27,834	323,988
Elevate Credit, Inc.(1)	797	1,180
Encore Capital Group, Inc.(1)	112,712	6,163,092
Green Dot Corp., Class A(1)	199,293	4,043,655
112

Avantis U.S. Small Cap Value ETF
	Shares	Value
LendingClub Corp.(1)	90,258	$1,179,672
Navient Corp.	672,528	10,350,206
Nelnet, Inc., Class A	90,213	7,599,543
OneMain Holdings, Inc.	160,395	5,602,597
Oportun Financial Corp.(1)	19,856	101,464
PRA Group, Inc.(1)	121,965	4,505,387
PROG Holdings, Inc.(1)	234,710	4,351,523
Regional Management Corp.	50,358	1,696,561
SLM Corp.	1,366,767	20,884,200
World Acceptance Corp.(1)(2)	9,967	1,158,564
		80,737,401
Containers and Packaging†
TriMas Corp.	927	25,511
Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.(1)	257,645	9,710,640
American Public Education, Inc.(1)	22,143	228,737
Graham Holdings Co., Class B	3	1,696
Grand Canyon Education, Inc.(1)	162,027	13,185,757
Lincoln Educational Services Corp.(1)	24,562	159,653
Perdoceo Education Corp.(1)	485,372	5,620,608
Stride, Inc.(1)	62,467	2,382,492
Universal Technical Institute, Inc.(1)	139,935	959,954
		32,249,537
Diversified Financial Services — 0.2%
Alerus Financial Corp.	51,047	1,212,877
Jackson Financial, Inc., Class A	176,662	5,522,454
		6,735,331
Diversified Telecommunication Services — 0.8%
ATN International, Inc.	59,500	2,787,575
EchoStar Corp., Class A(1)	220,896	4,066,695
Iridium Communications, Inc.(1)	466,004	20,685,918
		27,540,188
Electrical Equipment — 1.2%
Atkore, Inc.(1)	277,746	23,444,540
Encore Wire Corp.	158,427	20,611,353
LSI Industries, Inc.	6,383	49,404
Powell Industries, Inc.	3	74
TPI Composites, Inc.(1)	1,218	22,643
		44,128,014
Electronic Equipment, Instruments and Components — 1.6%
Avnet, Inc.	32,286	1,417,033
Bel Fuse, Inc., Class B	14,765	419,621
Benchmark Electronics, Inc.	45,323	1,244,116
CTS Corp.	33,707	1,426,480
Daktronics, Inc.(1)	46,859	149,949
Kimball Electronics, Inc.(1)	47,504	1,023,236
Methode Electronics, Inc.	50,758	2,053,669
Plexus Corp.(1)	22,655	2,123,453
Sanmina Corp.(1)	447,019	21,689,362
ScanSource, Inc.(1)	38	1,101
TTM Technologies, Inc.(1)	542,038	8,526,258
113

Avantis U.S. Small Cap Value ETF
	Shares	Value
Vishay Intertechnology, Inc.	924,853	$18,191,858
Vishay Precision Group, Inc.(1)	11,413	391,580
		58,657,716
Energy Equipment and Services — 2.5%
Archrock, Inc.	1,042,380	7,703,188
Bristow Group, Inc.(1)	137,824	3,998,274
ChampionX Corp.	414,802	9,046,832
Diamond Offshore Drilling, Inc.(1)	21,360	151,870
Dril-Quip, Inc.(1)	125,756	2,782,980
Exterran Corp.(1)	220,918	1,084,707
Helix Energy Solutions Group, Inc.(1)	665,350	2,874,312
Helmerich & Payne, Inc.	275,090	11,760,098
Liberty Energy, Inc., Class A(1)	207,377	3,110,655
Nabors Industries Ltd.(1)	59,554	7,891,501
National Energy Services Reunited Corp.(1)	65,500	459,810
Natural Gas Services Group, Inc.(1)	765	8,514
Newpark Resources, Inc.(1)	209,427	603,150
Oceaneering International, Inc.(1)	573,866	5,078,714
Oil States International, Inc.(1)	32,414	158,829
Patterson-UTI Energy, Inc.	41,716	621,568
ProPetro Holding Corp.(1)	526,115	4,819,213
Select Energy Services, Inc., Class A(1)	51	363
TechnipFMC PLC(1)	716,593	5,861,731
TETRA Technologies Inc(1)	189,529	754,325
Transocean Ltd.(1)	2,248,119	8,138,191
US Silica Holdings, Inc.(1)	500,468	7,021,566
Valaris Ltd.(1)	25,909	1,320,841
Weatherford International PLC(1)	181,716	5,113,488
		90,364,720
Entertainment — 0.2%
Gaia, Inc.(1)	771	2,544
Marcus Corp.(2)	30,651	493,175
World Wrestling Entertainment, Inc., Class A	92,585	6,296,706
		6,792,425
Food and Staples Retailing — 2.0%
Ingles Markets, Inc., Class A	135,049	11,820,839
Natural Grocers by Vitamin Cottage, Inc.	75,995	1,091,288
PriceSmart, Inc.	54,733	3,462,957
SpartanNash Co.	284,359	8,653,044
Sprouts Farmers Market, Inc.(1)	676,706	19,556,803
United Natural Foods, Inc.(1)	456,086	20,104,271
Village Super Market, Inc., Class A	56,177	1,234,771
Weis Markets, Inc.	114,344	8,885,672
		74,809,645
Food Products — 0.4%
Flowers Foods, Inc.	160,980	4,394,754
Fresh Del Monte Produce, Inc.	135,884	3,715,069
Hostess Brands, Inc.(1)	15,680	363,462
John B Sanfilippo & Son, Inc.	2,695	217,567
Pilgrim's Pride Corp.(1)	118,018	3,359,973
Seaboard Corp.	9	34,761
114

Avantis U.S. Small Cap Value ETF
	Shares	Value
Seneca Foods Corp., Class A(1)	28,192	$1,489,383
		13,574,969
Health Care Equipment and Supplies — 0.5%
Co-Diagnostics, Inc.(1)(2)	153,564	519,046
FONAR Corp.(1)	29,522	416,260
Meridian Bioscience, Inc.(1)	23,255	757,881
QuidelOrtho Corp.(1)	192,050	15,221,883
Retractable Technologies, Inc.(1)	6,054	14,106
		16,929,176
Health Care Providers and Services — 0.4%
Ensign Group, Inc.	3,508	299,232
Fulgent Genetics, Inc.(1)	150,924	6,560,666
Innovage Holding Corp.(1)(2)	338	1,241
National Healthcare Corp.	4,859	337,458
Patterson Cos., Inc.	199,057	5,551,700
Premier, Inc., Class A	10,388	366,073
		13,116,370
Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.(1)	531,391	9,033,647
Hotels, Restaurants and Leisure — 0.8%
BJ's Restaurants, Inc.(1)	92,034	2,308,213
Bluegreen Vacations Holding Corp.	1	21
Canterbury Park Holding Corp.	249	5,478
Carrols Restaurant Group, Inc.(1)	115,369	253,812
Century Casinos, Inc.(1)	73,211	539,565
Cheesecake Factory, Inc.(2)	254,499	7,792,759
Chuy's Holdings, Inc.(1)	95,580	2,134,301
Cracker Barrel Old Country Store, Inc.	98,757	10,659,831
Golden Entertainment, Inc.(1)	348	13,315
Monarch Casino & Resort, Inc.(1)	87,157	5,263,411
ONE Group Hospitality, Inc.(1)	32,122	229,351
Playa Hotels & Resorts NV(1)	151,259	992,259
RCI Hospitality Holdings, Inc.	1,677	109,357
Red Robin Gourmet Burgers, Inc.(1)	38,724	287,719
Target Hospitality Corp.(1)	7,277	96,711
		30,686,103
Household Durables — 1.6%
Bassett Furniture Industries, Inc.	40,798	777,610
Beazer Homes USA, Inc.(1)	24,624	350,646
Ethan Allen Interiors, Inc.	163,397	3,883,947
GoPro, Inc., Class A(1)	821,120	5,000,621
Green Brick Partners, Inc.(1)	38,849	946,362
Hamilton Beach Brands Holding Co., Class A	724	8,941
Hooker Furnishings Corp.	26,580	421,824
Hovnanian Enterprises, Inc., Class A(1)	8,080	323,927
La-Z-Boy, Inc.	221,605	5,848,156
Legacy Housing Corp.(1)	24,910	425,712
M/I Homes, Inc.(1)	49,090	2,122,651
Skyline Champion Corp.(1)	49,603	2,811,002
Taylor Morrison Home Corp.(1)	879,696	22,089,166
Tri Pointe Homes, Inc.(1)	673,496	11,671,686
115

Avantis U.S. Small Cap Value ETF
	Shares	Value
Universal Electronics, Inc.(1)	76,009	$1,689,680
VOXX International Corp.(1)	20,501	197,630
		58,569,561
Household Products†
Central Garden & Pet Co.(1)	336	13,413
Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc.(2)	32,284	3,017,908
Insurance — 4.2%
Ambac Financial Group, Inc.(1)	5,425	81,863
American Equity Investment Life Holding Co.	25,761	978,918
AMERISAFE, Inc.	68,138	3,258,359
Argo Group International Holdings Ltd.	152,171	2,987,117
Assured Guaranty Ltd.	186,662	9,532,828
Axis Capital Holdings Ltd.	396,599	21,079,237
Brighthouse Financial, Inc.(1)	383,722	18,245,981
CNO Financial Group, Inc.	564,552	10,393,402
Crawford & Co., Class A	39,553	240,482
Donegal Group, Inc., Class A	13,581	197,196
Employers Holdings, Inc.	125,652	4,920,532
Genworth Financial, Inc., Class A(1)	2,379,005	10,039,401
Greenlight Capital Re Ltd., A Shares(1)	15,315	120,836
Hanover Insurance Group, Inc.	87,514	11,323,437
Horace Mann Educators Corp.	141,201	5,050,760
Investors Title Co.	301	44,352
National Western Life Group, Inc., Class A	4,196	798,541
Oscar Health, Inc., Class A(1)	66,467	440,676
Primerica, Inc.	9,664	1,224,912
ProAssurance Corp.	128,425	2,747,011
Safety Insurance Group, Inc.	58,505	5,268,375
Selective Insurance Group, Inc.	229,702	18,242,933
SiriusPoint Ltd.(1)	315,046	1,408,256
Stewart Information Services Corp.	104,852	5,309,705
United Fire Group, Inc.	53,616	1,577,919
Unum Group	286,088	10,828,431
White Mountains Insurance Group Ltd.	5,437	7,448,690
		153,790,150
Interactive Media and Services — 0.1%
Cars.com, Inc.(1)	423,599	5,400,887
Internet and Direct Marketing Retail†
Duluth Holdings, Inc., Class B(1)	34,347	304,658
Lands' End, Inc.(1)	30,871	426,637
PetMed Express, Inc.	72	1,481
		732,776
IT Services — 0.3%
Cass Information Systems, Inc.	32,063	1,176,071
International Money Express, Inc.(1)	125,658	2,814,739
Kyndryl Holdings, Inc.(1)	533,569	5,559,789
		9,550,599
Leisure Products — 0.9%
Acushnet Holdings Corp.	43,547	2,075,015
American Outdoor Brands, Inc.(1)	2,466	21,183
116

Avantis U.S. Small Cap Value ETF
	Shares	Value
JAKKS Pacific, Inc.(1)	6,536	$146,406
Malibu Boats, Inc., Class A(1)	122,852	7,374,806
MasterCraft Boat Holdings, Inc.(1)	67,184	1,618,463
Nautilus, Inc.(1)	2,437	4,923
Smith & Wesson Brands, Inc.	343,931	4,574,282
Sturm Ruger & Co., Inc.	113,482	5,929,434
Vista Outdoor, Inc.(1)	370,485	10,418,038
		32,162,550
Life Sciences Tools and Services — 0.1%
AbCellera Biologics, Inc.(1)(2)	306,359	3,271,914
Machinery — 1.4%
Albany International Corp., Class A	134,142	11,829,983
Commercial Vehicle Group, Inc.(1)	26,106	170,472
Hurco Cos., Inc.	471	11,431
Kennametal, Inc.	486,603	11,405,974
Mayville Engineering Co., Inc.(1)	3,596	25,028
Miller Industries, Inc.	34,855	819,441
Mueller Industries, Inc.	400,251	25,283,856
REV Group, Inc.	168,540	1,941,581
Titan International, Inc.(1)	99,517	1,396,224
		52,883,990
Marine — 1.0%
Costamare, Inc.	405,908	4,578,642
Eagle Bulk Shipping, Inc.	97,729	4,245,348
Genco Shipping & Trading Ltd.	322,897	4,426,918
Matson, Inc.	303,807	22,378,423
Pangaea Logistics Solutions Ltd.	157,192	787,532
Safe Bulkers, Inc.	399,200	1,273,448
		37,690,311
Media — 0.4%
Audacy, Inc.(1)	712,449	392,987
Cumulus Media, Inc., Class A(1)	70,460	656,687
Entravision Communications Corp., Class A	384,232	1,951,899
Gambling.com Group Ltd.(1)	1,804	14,252
PubMatic, Inc., Class A(1)	26,115	511,070
Scholastic Corp.	101,648	4,666,660
WideOpenWest, Inc.(1)	308,253	5,486,903
		13,680,458
Metals and Mining — 3.0%
Alpha Metallurgical Resources, Inc.	136,391	21,433,846
Arconic Corp.(1)	114,625	2,889,696
Carpenter Technology Corp.	103,051	3,500,642
Century Aluminum Co.(1)	26,335	203,306
Coeur Mining, Inc.(1)	1,265,135	3,491,773
Commercial Metals Co.	605,227	24,517,746
Gold Resource Corp.	220,629	375,069
Haynes International, Inc.	346	13,733
Hecla Mining Co.	2,393,336	9,429,744
Kaiser Aluminum Corp.	83,560	5,996,265
Olympic Steel, Inc.	11,917	313,655
Ramaco Resources, Inc.	133,398	1,406,015
117

Avantis U.S. Small Cap Value ETF
	Shares	Value
Ryerson Holding Corp.	151,528	$4,318,548
Schnitzer Steel Industries, Inc., Class A	165,792	5,477,768
SunCoke Energy, Inc.	707,063	4,659,545
TimkenSteel Corp.(1)	382,903	5,873,732
United States Steel Corp.	5,533	126,540
Warrior Met Coal, Inc.	495,391	16,124,977
Worthington Industries, Inc.	31	1,581
		110,154,181
Multiline Retail — 1.3%
Big Lots, Inc.(2)	186,347	3,833,158
Dillard's, Inc., Class A(2)	30,715	9,099,012
Kohl's Corp.	564,241	16,035,729
Macy's, Inc.	1,144,563	19,823,831
		48,791,730
Oil, Gas and Consumable Fuels — 13.1%
Antero Midstream Corp.	1,723,480	17,355,444
Antero Resources Corp.(1)	78	3,126
Arch Resources, Inc.	134,872	19,634,666
Berry Corp.	498,659	4,562,730
Brigham Minerals, Inc., Class A	193,705	5,762,724
California Resources Corp.	90,009	4,496,850
Callon Petroleum Co.(1)	391,549	16,664,325
Chord Energy Corp.	170,893	24,189,904
Civitas Resources, Inc.	336,275	22,594,317
CNX Resources Corp.(1)	270,876	4,786,379
Comstock Resources, Inc.(1)	632,807	12,403,017
CONSOL Energy, Inc.	219,128	15,729,008
Crescent Energy Co., Class A	1,127	19,306
CVR Energy, Inc.	194,371	6,348,157
Delek US Holdings, Inc.	112,649	3,182,334
Denbury, Inc.(1)	203,245	18,074,578
DHT Holdings, Inc.	599,889	4,685,133
Dorian LPG Ltd.	203,773	2,964,897
Earthstone Energy, Inc., Class A(1)	329,263	5,004,798
EnLink Midstream LLC(1)	1,254,853	12,749,307
Epsilon Energy Ltd.	29,172	210,038
Equitrans Midstream Corp.	2,425,914	22,488,223
Evolution Petroleum Corp.	121,946	846,305
Hallador Energy Co.(1)(2)	72,257	471,116
HF Sinclair Corp.	55,926	2,943,385
HighPeak Energy, Inc.	15,668	396,714
International Seaways, Inc.	4,965	146,616
Kimbell Royalty Partners LP	168,730	2,993,270
Kosmos Energy Ltd.(1)	3,213,163	22,717,062
Laredo Petroleum, Inc.(1)	106,209	8,242,881
Magnolia Oil & Gas Corp., Class A	570,851	13,626,213
Matador Resources Co.	404,770	24,124,292
Murphy Oil Corp.	652,708	25,436,031
NACCO Industries, Inc., Class A	25,822	1,161,215
Overseas Shipholding Group, Inc., Class A(1)	263,793	820,396
PBF Energy, Inc., Class A(1)	663,712	22,672,402
118

Avantis U.S. Small Cap Value ETF
	Shares	Value
PDC Energy, Inc.	316,746	$21,510,221
Peabody Energy Corp.(1)	407,426	10,047,125
Permian Resources Corp.(1)	1,349,872	11,109,447
Plains GP Holdings LP, Class A(1)	608,517	7,290,034
PrimeEnergy Resources Corp.(1)	366	34,389
Range Resources Corp.(1)	494,789	16,258,767
Ranger Oil Corp., Class A	146,262	5,702,755
REX American Resources Corp.(1)	37,337	1,131,311
Riley Exploration Permian, Inc.	6,010	151,091
Ring Energy, Inc.(1)	491,383	1,592,081
SandRidge Energy, Inc.(1)	240,387	5,043,319
SFL Corp. Ltd.	775,128	8,293,870
SilverBow Resources, Inc.(1)(2)	89,291	3,550,210
Sitio Royalties Corp.	11,246	286,098
SM Energy Co.	564,988	24,899,021
Talos Energy, Inc.(1)	499,100	10,346,343
Teekay Corp.(1)	162,857	568,371
VAALCO Energy, Inc.	251,307	1,259,048
		479,580,660
Paper and Forest Products — 1.0%
Clearwater Paper Corp.(1)	125,619	5,343,833
Louisiana-Pacific Corp.	462,344	25,072,915
Mercer International, Inc.	333,064	5,402,298
Sylvamo Corp.	43,196	1,919,630
		37,738,676
Personal Products — 0.5%
Inter Parfums, Inc.	42	3,298
Lifevantage Corp.	58,539	232,985
Nature's Sunshine Products, Inc.(1)	16,674	161,738
Nu Skin Enterprises, Inc., Class A	313,205	12,822,613
USANA Health Sciences, Inc.(1)	64,171	4,140,313
		17,360,947
Pharmaceuticals — 1.0%
Amphastar Pharmaceuticals, Inc.(1)	30,915	915,084
Arvinas, Inc.(1)	243,254	10,299,374
Assertio Holdings, Inc.(1)(2)	207,719	529,683
Collegium Pharmaceutical, Inc.(1)	45,646	802,457
Corcept Therapeutics, Inc.(1)	16,062	414,721
Innoviva, Inc.(1)	464,555	6,113,544
Prestige Consumer Healthcare, Inc.(1)	231,640	11,716,351
ProPhase Labs, Inc.(2)	43,917	531,835
SIGA Technologies, Inc.	347,695	5,243,241
Supernus Pharmaceuticals, Inc.(1)	10,884	372,559
		36,938,849
Professional Services — 0.9%
Barrett Business Services, Inc.	7,072	570,286
BGSF, Inc.	200	2,420
CBIZ, Inc.(1)	84,195	3,675,954
CRA International, Inc.	7,747	708,153
Heidrick & Struggles International, Inc.	113,381	3,226,823
Kelly Services, Inc., Class A	77,646	1,250,877
119

Avantis U.S. Small Cap Value ETF
	Shares	Value
Kforce, Inc.	97,161	$5,316,650
Korn Ferry	232,520	14,165,118
RCM Technologies, Inc.(1)	2,109	36,823
TrueBlue, Inc.(1)	162,081	3,329,144
		32,282,248
Real Estate Management and Development — 0.6%
Douglas Elliman, Inc.	268,594	1,238,218
Five Point Holdings LLC, Class A(1)	19,374	70,715
Forestar Group, Inc.(1)	83,521	1,039,001
Howard Hughes Corp.(1)	38,852	2,472,153
Kennedy-Wilson Holdings, Inc.	499,627	8,773,450
Marcus & Millichap, Inc.	181,991	6,802,824
RE/MAX Holdings, Inc., Class A	128,260	2,919,198
		23,315,559
Road and Rail — 2.7%
ArcBest Corp.	187,865	15,128,768
Covenant Logistics Group, Inc.	67,613	1,901,278
Heartland Express, Inc.	277,729	4,207,594
Landstar System, Inc.	3,335	489,011
Marten Transport Ltd.	446,219	8,839,598
PAM Transportation Services, Inc.(1)	23,304	692,362
Ryder System, Inc.	395,667	30,244,786
Saia, Inc.(1)	79,351	16,412,167
Schneider National, Inc., Class B	270,225	6,177,344
Universal Logistics Holdings, Inc.	20,860	761,599
US Xpress Enterprises, Inc., Class A(1)	109,942	270,457
USA Truck, Inc.(1)	11,196	351,107
Werner Enterprises, Inc.	358,685	14,272,076
		99,748,147
Semiconductors and Semiconductor Equipment — 1.9%
Alpha & Omega Semiconductor Ltd.(1)	162,350	6,276,451
Amkor Technology, Inc.	586,819	11,812,666
Axcelis Technologies, Inc.(1)	63,167	4,228,399
Cirrus Logic, Inc.(1)	86,928	6,666,508
Diodes, Inc.(1)	223,618	15,914,893
Everspin Technologies, Inc.(1)	2,705	19,747
Kulicke & Soffa Industries, Inc.	395,387	16,622,070
Photronics, Inc.(1)	481,097	8,082,430
Ultra Clean Holdings, Inc.(1)	53,635	1,569,896
		71,193,060
Software — 0.2%
Cleanspark, Inc.(1)(2)	28,682	122,759
CoreCard Corp.(1)	1,461	35,429
Greenidge Generation Holdings, Inc.(1)(2)	16,917	41,109
InterDigital, Inc.	154,370	7,743,199
		7,942,496
Specialty Retail — 7.4%
Aaron's Co., Inc.	228,561	2,719,876
Abercrombie & Fitch Co., Class A(1)	378,497	5,446,572
Academy Sports & Outdoors, Inc.	530,387	22,849,072
American Eagle Outfitters, Inc.	850,021	9,571,236
120

Avantis U.S. Small Cap Value ETF
	Shares	Value
Asbury Automotive Group, Inc.(1)	39,249	$6,848,166
AutoNation, Inc.(1)	183,637	22,881,170
Barnes & Noble Education, Inc.(1)	21,541	55,145
Bed Bath & Beyond, Inc.(1)(2)	249,656	2,379,222
Big 5 Sporting Goods Corp.	170,771	2,090,237
Buckle, Inc.	201,464	6,503,258
Build-A-Bear Workshop, Inc.	70,029	1,072,844
Caleres, Inc.	298,249	7,611,314
Cato Corp., Class A	70,239	759,284
Chico's FAS, Inc.(1)	796,757	4,525,580
Children's Place, Inc.(1)	60,160	2,537,549
Citi Trends, Inc.(1)	62,482	1,262,136
Conn's, Inc.(1)	83,602	803,415
Container Store Group, Inc.(1)	146,521	993,412
Designer Brands, Inc., Class A	437,169	7,458,103
Destination XL Group, Inc.(1)	138,650	763,962
Dick's Sporting Goods, Inc.(2)	438	46,590
Foot Locker, Inc.	558,848	20,587,960
Gap, Inc.	1,599,734	14,621,569
Genesco, Inc.(1)	106,531	6,027,524
Group 1 Automotive, Inc.	75,196	13,429,254
Guess?, Inc.	241,903	4,226,045
Haverty Furniture Cos., Inc.	91,597	2,456,632
Hibbett, Inc.	102,642	6,014,821
LL Flooring Holdings, Inc.(1)	42,389	345,046
MarineMax, Inc.(1)	156,202	5,676,381
Murphy USA, Inc.	100,033	29,026,576
ODP Corp.(1)	239,554	8,564,055
Rent-A-Center, Inc.	174,822	4,517,400
Shoe Carnival, Inc.	91,622	2,179,687
Signet Jewelers Ltd.	308,737	20,182,138
Sonic Automotive, Inc., Class A	132,393	7,041,984
Tilly's, Inc., Class A	123,241	924,308
TravelCenters of America, Inc.(1)	92,084	4,979,903
Urban Outfitters, Inc.(1)	403,217	8,116,758
Zumiez, Inc.(1)	129,449	3,360,496
		271,456,680
Technology Hardware, Storage and Peripherals†
Immersion Corp.(1)	100,470	598,801
Textiles, Apparel and Luxury Goods — 1.6%
Carter's, Inc.	177,786	13,129,496
Culp, Inc.	24,583	113,082
Delta Apparel, Inc.(1)	696	13,071
G-III Apparel Group Ltd.(1)	274,520	5,784,136
Lakeland Industries, Inc.(1)	16,300	220,050
Movado Group, Inc.	98,257	3,133,416
Oxford Industries, Inc.	117,026	12,490,185
PVH Corp.	277,146	15,589,462
Superior Group of Cos., Inc.	278	3,089
Under Armour, Inc., Class A(1)	397,774	3,349,257
Under Armour, Inc., Class C(1)	356,146	2,703,148
121

Avantis U.S. Small Cap Value ETF
	Shares	Value
Unifi, Inc.(1)	19,035	$216,238
Vera Bradley, Inc.(1)	45,375	179,685
		56,924,315
Thrifts and Mortgage Finance — 5.0%
Axos Financial, Inc.(1)	257,077	10,740,677
Bridgewater Bancshares, Inc.(1)	116,814	2,006,865
Enact Holdings, Inc.	55,201	1,402,105
Essent Group Ltd.	491,545	19,656,885
Federal Agricultural Mortgage Corp., Class C	56,158	6,134,700
Flagstar Bancorp, Inc.	287,346	11,071,441
FS Bancorp, Inc.	45,287	1,345,477
Greene County Bancorp, Inc.	1,987	105,708
Hingham Institution For Savings	2,025	601,223
Home Bancorp, Inc.	33,249	1,298,041
Kearny Financial Corp.	107,403	1,220,098
loanDepot, Inc., Class A(2)	2,306	3,805
Luther Burbank Corp.	74,720	979,579
Merchants Bancorp	119,067	3,211,237
MGIC Investment Corp.	1,566,998	22,392,401
Mr. Cooper Group, Inc.(1)	393,954	16,664,254
New York Community Bancorp, Inc.(2)	1,303,916	12,765,338
NMI Holdings, Inc., Class A(1)	425,709	8,739,806
Northfield Bancorp, Inc.	112,484	1,658,014
Ocwen Financial Corp.(1)	8,097	211,980
OP Bancorp	69,617	841,670
PennyMac Financial Services, Inc.	171,290	9,098,925
Ponce Financial Group, Inc.(1)(2)	879	8,271
Provident Financial Services, Inc.	261,441	6,073,274
Radian Group, Inc.	820,097	17,312,248
Southern Missouri Bancorp, Inc.	38,744	2,042,971
Sterling Bancorp, Inc.(1)	27,983	164,820
Territorial Bancorp, Inc.	37,690	784,329
TrustCo Bank Corp. NY	99,271	3,309,695
Walker & Dunlop, Inc.	109,300	10,980,278
Waterstone Financial, Inc.	119,662	2,068,956
WSFS Financial Corp.	157,261	7,603,569
		182,498,640
Trading Companies and Distributors — 5.0%
Air Lease Corp.	736,486	26,778,631
Alta Equipment Group, Inc.	8,370	98,515
BlueLinx Holdings, Inc.(1)	76,707	5,377,161
Boise Cascade Co.	307,686	19,178,068
GATX Corp.	261,343	25,248,347
Global Industrial Co.	1,651	49,662
H&E Equipment Services, Inc.	203,773	6,451,453
Herc Holdings, Inc.	157,045	17,672,274
McGrath RentCorp	167,296	14,139,858
NOW, Inc.(1)	319,300	3,869,916
Rush Enterprises, Inc., Class A	161,436	7,597,178
Rush Enterprises, Inc., Class B	17,798	901,291
Textainer Group Holdings Ltd.	296,120	8,996,125
122

Avantis U.S. Small Cap Value ETF
	Shares	Value
Titan Machinery, Inc.(1)	136,727	$4,208,457
Triton International Ltd.	532,259	31,717,314
Veritiv Corp.(1)	107,619	12,827,109
		185,111,359
Wireless Telecommunication Services — 0.4%
Telephone and Data Systems, Inc.	712,031	11,584,745
United States Cellular Corp.(1)	100,766	2,880,900
		14,465,645
TOTAL COMMON STOCKS (Cost $3,776,117,290)		3,669,271,055
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,512,891	3,512,891
State Street Navigator Securities Lending Government Money Market Portfolio(3)	22,491,144	22,491,144
TOTAL SHORT-TERM INVESTMENTS (Cost $26,004,035)		26,004,035
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $3,802,121,325)		3,695,275,090
OTHER ASSETS AND LIABILITIES — (0.5)%		(19,984,760)
TOTAL NET ASSETS — 100.0%		$3,675,290,330

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $24,916,226. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $25,657,289, which includes securities collateral of $3,166,145.

See Notes to Financial Statements.
123

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Real Estate ETF	Avantis U.S. Equity ETF
Assets
Investment securities, at value (cost of $152,712,326 and $2,500,458,397, respectively) — including $279,377 and $10,593,875, respectively of securities on loan	$143,545,900	$2,520,096,900
Investment made with cash collateral received for securities on loan, at value (cost of $155,811 and $7,532,352, respectively)	155,811	7,532,352
Total investment securities, at value (cost of $152,868,137 and $2,507,990,749, respectively)	143,701,711	2,527,629,252
Foreign currency holdings, at value (cost of $106,492 and $—, respectively)	106,447	—
Receivable for investments sold	23,868	—
Receivable for capital shares sold	6,877	4,144,293
Dividends and interest receivable	303,996	4,444,626
Securities lending receivable	450	14,017
	144,143,349	2,536,232,188

Liabilities
Disbursements in excess of demand deposit cash	—	1,521
Payable for collateral received for securities on loan	155,811	7,532,352
Payable for investments purchased	—	5,632,911
Accrued management fees	21,449	328,288
	177,260	13,495,072

Net Assets	$143,966,089	$2,522,737,116

Shares outstanding (unlimited number of shares authorized)	3,200,000	36,660,000

Net Asset Value Per Share	$44.99	$68.81

Net Assets Consist of:
Capital paid in	$152,409,130	$2,505,319,288
Distributable earnings	(8,443,041)	17,417,828
	$143,966,089	$2,522,737,116

See Notes to Financial Statements.
124

AUGUST 31, 2022
	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF
Assets
Investment securities, at value (cost of $506,912,610 and $26,088,623, respectively) — including $1,714,564 and $—, respectively of securities on loan	$493,349,633	$26,296,578
Investment made with cash collateral received for securities on loan, at value (cost of $1,262,664 and $—, respectively)	1,262,664	—
Total investment securities, at value (cost of $508,175,274 and $26,088,623, respectively)	494,612,297	26,296,578
Receivable for capital shares sold	10,773,878	—
Dividends and interest receivable	1,319,354	24,292
Securities lending receivable	1,095	—
	506,706,624	26,320,870

Liabilities
Payable for collateral received for securities on loan	1,262,664	—
Payable for investments purchased	10,428,558	—
Accrued management fees	60,797	5,874
	11,752,019	5,874

Net Assets	$494,954,605	$26,314,996

Shares outstanding (unlimited number of shares authorized)	10,120,000	600,000

Net Asset Value Per Share	$48.91	$43.86

Net Assets Consist of:
Capital paid in	$514,696,003	$26,179,605
Distributable earnings	(19,741,398)	135,391
	$494,954,605	$26,314,996
See Notes to Financial Statements.
125

AUGUST 31, 2022
Avantis U.S. Small Cap Value ETF
Assets
Investment securities, at value (cost of $3,779,630,181) — including $24,916,226 of securities on loan	$3,672,783,946
Investment made with cash collateral received for securities on loan, at value (cost of $22,491,144)	22,491,144
Total investment securities, at value (cost of $3,802,121,325)	3,695,275,090
Cash	129,288
Receivable for capital shares sold	44,423,340
Dividends and interest receivable	4,804,936
Securities lending receivable	26,121
3,744,658,775

Liabilities
Payable for collateral received for securities on loan	22,491,144
Payable for investments purchased	46,090,358
Accrued management fees	786,943
69,368,445

Net Assets	$3,675,290,330

Shares outstanding (unlimited number of shares authorized)	49,640,000

Net Asset Value Per Share	$74.04

Net Assets Consist of:
Capital paid in	$3,864,704,778
Distributable earnings	(189,414,448)
$3,675,290,330

See Notes to Financial Statements.
126

Statements of Operations

YEAR ENDED AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis Real Estate ETF(1)	Avantis U.S. Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $126,903 and $7,950, respectively)	$1,764,383	$32,368,718
Securities lending, net	766	67,117
Interest	2,822	9,586
	1,767,971	32,445,421

Expenses:
Management fees	89,911	2,912,073

Net investment income (loss)	1,678,060	29,533,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(310,340)	67,299,634
Foreign currency translation transactions	(1,820)	(30)
	(312,160)	67,299,604

Change in net unrealized appreciation (depreciation) on:
Investments	(9,166,426)	(294,173,080)
Translation of assets and liabilities in foreign currencies	(5,055)	(26)
	(9,171,481)	(294,173,106)

Net realized and unrealized gain (loss)	(9,483,641)	(226,873,502)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,805,581)	$(197,340,154)
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
127

PERIOD ENDED AUGUST 31, 2022
	Avantis U.S. Large Cap Value ETF(1)	Avantis U.S. Small Cap Equity ETF(2)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $517 and $130, respectively)	$4,766,113	$120,563
Securities lending, net	2,512	—
Interest	1,690	148
	4,770,315	120,711

Expenses:
Management fees	276,288	17,281
Other expenses	516	—
	276,804	17,281

Net investment income (loss)	4,493,511	103,430

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(6,821,509)	(143,600)
Change in net unrealized appreciation (depreciation) on investments	(13,562,977)	207,955

Net realized and unrealized gain (loss)	(20,384,486)	64,355

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,890,975)	$167,785
(1)September 21, 2021 (fund inception) through August 31, 2022.
(2)January 11, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
128

YEAR ENDED AUGUST 31, 2022
Avantis U.S. Small Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $67,030)	$53,041,491
Securities lending, net	77,048
Interest	25,771
53,144,310

Expenses:
Management fees	6,593,208

Net investment income (loss)	46,551,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	235,537,603
Change in net unrealized appreciation (depreciation) on investments	(376,259,387)

Net realized and unrealized gain (loss)	(140,721,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(94,170,682)

See Notes to Financial Statements.
129

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021 (EXCEPT AS NOTED)
	Avantis Real Estate ETF	Avantis U.S. Equity ETF
Increase (Decrease) in Net Assets	August 31, 2022(1)	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$1,678,060	$29,533,348	$11,940,979
Net realized gain (loss)	(312,160)	67,299,604	7,906,935
Change in net unrealized appreciation (depreciation)	(9,171,481)	(294,173,106)	243,650,591
Net increase (decrease) in net assets resulting from operations	(7,805,581)	(197,340,154)	263,498,505

Distributions to Shareholders
From earnings	(637,460)	(24,641,184)	(9,363,483)

Capital Share Transactions
Proceeds from shares sold	152,347,682	1,439,756,772	819,649,560
Payments for shares redeemed	—	(181,495,905)	(23,425,992)
Other capital	61,448	—	—
Net increase (decrease) in net assets from capital share transactions	152,409,130	1,258,260,867	796,223,568

Net increase (decrease) in net assets	143,966,089	1,036,279,529	1,050,358,590

Net Assets
Beginning of period	—	1,486,457,587	436,098,997
End of period	$143,966,089	$2,522,737,116	$1,486,457,587

Transactions in Shares of the Funds
Sold	3,200,000	19,830,000	11,940,000
Redeemed	—	(2,520,000)	(360,000)
Net increase (decrease) in shares of the funds	3,200,000	17,310,000	11,580,000
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
130

PERIOD ENDED AUGUST 31, 2022
	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF
Increase (Decrease) in Net Assets	August 31, 2022(1)	August 31, 2022(2)
Operations
Net investment income (loss)	$4,493,511	$103,430
Net realized gain (loss)	(6,821,509)	(143,600)
Change in net unrealized appreciation (depreciation)	(13,562,977)	207,955
Net increase (decrease) in net assets resulting from operations	(15,890,975)	167,785

Distributions to Shareholders
From earnings	(2,368,608)	(32,394)

Capital Share Transactions
Proceeds from shares sold	522,133,836	26,179,605
Payments for shares redeemed	(8,919,648)	—
Net increase (decrease) in net assets from capital share transactions	513,214,188	26,179,605

Net increase (decrease) in net assets	494,954,605	26,314,996

Net Assets
End of period	$494,954,605	$26,314,996

Transactions in Shares of the Funds
Sold	10,300,000	600,000
Redeemed	(180,000)	—
Net increase (decrease) in shares of the funds	10,120,000	600,000
(1)September 21, 2021 (fund inception) through August 31, 2022.
(2)January 11, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
131

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Avantis U.S. Small Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$46,551,102	$14,994,902
Net realized gain (loss)	235,537,603	88,689,568
Change in net unrealized appreciation (depreciation)	(376,259,387)	222,948,763
Net increase (decrease) in net assets resulting from operations	(94,170,682)	326,633,233

Distributions to Shareholders
From earnings	(36,861,258)	(10,315,324)

Capital Share Transactions
Proceeds from shares sold	3,146,383,598	1,112,455,368
Payments for shares redeemed	(910,204,464)	(213,928,626)
Net increase (decrease) in net assets from capital share transactions	2,236,179,134	898,526,742

Net increase (decrease) in net assets	2,105,147,194	1,214,844,651

Net Assets
Beginning of period	1,570,143,136	355,298,485
End of period	$3,675,290,330	$1,570,143,136

Transactions in Shares of the Funds
Sold	40,460,000	16,280,000
Redeemed	(11,620,000)	(3,380,000)
Net increase (decrease) in shares of the funds	28,840,000	12,900,000

See Notes to Financial Statements.
132

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Real Estate ETF, Avantis U.S. Equity ETF, Avantis U.S. Large Cap Value ETF, Avantis U.S. Small Cap Equity ETF and Avantis U.S. Small Cap Value ETF (collectively, the funds) are five funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Real Estate ETF incepted on September 28, 2021. Avantis U.S. Large Cap Value ETF incepted on September 21, 2021. Avantis U.S. Small Cap Equity ETF incepted on January 11, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

133

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

134

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Real Estate ETF
Common Stocks	$155,811	—	—	—	$155,811
Gross amount of recognized liabilities for securities lending transactions					$155,811

Avantis U.S. Equity ETF
Common Stocks	$7,532,352	—	—	—	$7,532,352
Gross amount of recognized liabilities for securities lending transactions					$7,532,352

Avantis U.S. Large Cap Value ETF
Common Stocks	$1,262,664	—	—	—	$1,262,664
Gross amount of recognized liabilities for securities lending transactions					$1,262,664

Avantis U.S. Small Cap Value ETF
Common Stocks	$22,491,144	—	—	—	$22,491,144
Gross amount of recognized liabilities for securities lending transactions					$22,491,144
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

135

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Real Estate ETF	0.17%
Avantis U.S. Equity ETF	0.15%
Avantis U.S. Large Cap Value ETF	0.15%
Avantis U.S. Small Cap Equity ETF	0.25%
Avantis U.S. Small Cap Value ETF	0.25%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Avantis Real Estate ETF(1)	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF(2)	Avantis U.S. Small Cap Equity ETF(3)	Avantis U.S. Small Cap Value ETF
Purchases	$76,206,213	$143,384,891	$55,700,229	$1,812,040	$849,226,680
Sales	$3,826,990	$77,451,574	$44,582,450	$1,422,876	$625,867,645
(1)September 28, 2021 (fund inception) through August 31, 2022.
(2)September 21, 2021 (fund inception) through August 31, 2022.
(3)January 11, 2022 (fund inception) through August 31, 2022.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Real Estate ETF(1)	$81,485,813	—	—
Avantis U.S. Equity ETF	$1,376,533,386	$170,308,638	$76,279,709
Avantis U.S. Large Cap Value ETF(2)	$511,405,771	$8,854,617	$1,482,300
Avantis U.S. Small Cap Equity ETF(3)	$26,032,230	—	—
Avantis U.S. Small Cap Value ETF	$2,933,887,062	$847,884,078	$322,686,850
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)September 28, 2021 (fund inception) through August 31, 2022.
(2)September 21, 2021 (fund inception) through August 31, 2022.
(3)January 11, 2022 (fund inception) through August 31, 2022.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

136

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Real Estate ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Diversified REITs	$2,340,578	$9,382,395	—
Health Care REITs	7,956,988	1,710,448	—
Hotel and Resort REITs	2,543,423	723,706	—
Industrial REITs	13,795,218	9,909,786	—
Office REITs	2,673,756	7,349,908	—
Real Estate Operating Companies	—	25,872	—
Residential REITs	17,674,734	3,104,296	—
Retail REITs	13,615,115	9,711,648	—
Specialized REITs	39,548,760	1,299,117	—
Short-Term Investments	335,963	—	—
	$100,484,535	$43,217,176	—

Avantis U.S. Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,517,309,070	—	—
Short-Term Investments	10,320,182	—	—
	$2,527,629,252	—	—

Avantis U.S. Large Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$493,166,182	—	—
Short-Term Investments	1,446,115	—	—
	$494,612,297	—	—

137

Avantis U.S. Small Cap Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$26,230,419	—	—
Short-Term Investments	66,159	—	—
	$26,296,578	—	—

Avantis U.S. Small Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,669,271,055	—	—
Short-Term Investments	26,004,035	—	—
	$3,695,275,090	—	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

Avantis Real Estate ETF concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis U.S. Small Cap Equity ETF and Avantis U.S. Small Cap Value ETF invest in common stocks of small companies. Because of this, the funds may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

138

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 (except as noted) and August 31, 2021 were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Real Estate ETF(1)	$637,460	—	N/A	N/A
Avantis U.S. Equity ETF	$24,641,184	—	$9,363,483	—
Avantis U.S. Large Cap Value ETF(2)	$2,368,608	—	N/A	N/A
Avantis U.S. Small Cap Equity ETF(3)	$32,394	—	N/A	N/A
Avantis U.S. Small Cap Value ETF	$36,861,258	—	$10,315,324	—
(1)September 28, 2021 (fund inception) through August 31, 2022.
(2)September 21, 2021 (fund inception) through August 31, 2022.
(3)January 11, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Avantis Real Estate ETF	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Capital paid in	—	$76,372,847	$1,481,815	—	$322,785,617
Distributable earnings	—	$(76,372,847)	$(1,481,815)	—	$(322,785,617)

139

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Real Estate ETF	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Federal tax cost of investments	$152,960,384	$2,507,628,318	$508,174,753	$26,105,789	$3,803,333,596
Gross tax appreciation of investments	$1,260,727	$194,491,760	$16,638,143	$1,626,576	$217,214,480
Gross tax depreciation of investments	(10,519,400)	(174,490,826)	(30,200,599)	(1,435,787)	(325,272,986)
Net tax appreciation (depreciation) of investments	(9,258,673)	20,000,934	(13,562,456)	190,789	(108,058,506)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,055)	(26)	—	—	—
Net tax appreciation (depreciation)	$(9,263,728)	$20,000,908	$(13,562,456)	$190,789	$(108,058,506)
Undistributed ordinary income	$1,193,946	$8,181,360	$2,124,540	$87,379	$13,270,949
Accumulated short-term capital losses	$(373,259)	$(10,686,670)	$(8,303,482)	$(142,777)	$(90,058,892)
Accumulated long-term capital losses	—	$(77,770)	—	—	(4,567,999)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies, return of capital dividends received and tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

140

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Real Estate ETF
2022(4)	$50.00	1.40	(5.82)	(4.42)	(0.64)	0.05	$44.99	(8.86)%	0.17%(5)	3.17%(5)	7%	$143,966

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Equity ETF
2022	$76.82	1.12	(8.15)	(7.03)	(0.98)	$68.81	(9.21)%	0.15%	1.52%	4%	$2,522,737
2021	$56.13	0.93	20.54	21.47	(0.78)	$76.82	38.56%	0.15%	1.36%	4%	$1,486,458
2020(4)	$50.00	0.82	5.84	6.66	(0.53)	$56.13	13.50%	0.15%(5)	1.76%(5)	3%	$436,099

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Large Cap Value ETF
2022(4)	$50.00	1.16	(1.65)	(0.49)	(0.60)	$48.91	(1.03)%	0.15%(5)	2.44%(5)	23%	$494,955

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 21, 2021 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Equity ETF
2022(4)	$50.00	0.42	(6.39)	(5.97)	(0.17)	$43.86	(11.95)%	0.25%(5)	1.50%(5)	14%	$26,315

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 11, 2022 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value ETF
2022	$75.49	1.36	(1.70)	(0.34)	(1.11)	$74.04	(0.47)%	0.25%	1.77%	24%	$3,675,290
2021	$44.97	1.16	30.24	31.40	(0.88)	$75.49	70.34%	0.25%	1.72%	22%	$1,570,143
2020(4)	$50.00	0.72	(5.30)	(4.58)	(0.45)	$44.97	(9.09)%	0.25%(5)	1.87%(5)	20%	$355,298

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Real Estate ETF, Avantis® U.S. Equity ETF, Avantis® U.S. Large Cap Value ETF, Avantis® U.S. Small Cap Equity ETF, and Avantis® U.S. Small Cap Value ETF (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Real Estate ETF	For the period September 28, 2021 (fund inception) through August 31, 2022
Avantis® U.S. Equity ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from September 24, 2019 (fund inception) through August 31, 2020
Avantis® U.S. Large Cap Value ETF	For the period September 21, 2021 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Equity ETF	For the period January 11, 2022 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Value ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from September 24, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

146

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
147

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
148

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
149

Approval of Management Agreements
Avantis U.S. Small Cap Equity ETF
At a meeting held on December 8, 2021, the Fund's Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis U.S. Small Cap Equity ETF (the "New Fund"). Under Section 15(c) of the of the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees and to be evaluated on an annual basis thereafter.
In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:
•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.
Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund was anticipated to be below the median of the total expense ratios of it's respective peer universe.
When considering the approval of the management agreement for the New Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Fund.
The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the New Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

150

Avantis Real Estate ETF
Avantis U.S. Equity ETF
Avantis U.S. Large Cap Value ETF
Avantis U.S. Small Cap Value ETF
At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for Avantis Real Estate ETF, Avantis U.S. Equity ETF, Avantis U.S. Large Cap Value ETF, and Avantis U.S. Small Cap Value ETF (collectively the "Existing Funds"). Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Existing Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Existing Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Existing Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Existing Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Existing Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Existing Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Existing Fund, the profitability of each Existing Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Existing Fund; and
•possible collateral benefits to the Advisor from the management of the Existing Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.
151

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Existing Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Existing Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Existing Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Existing Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Existing Fund administration
•custody of Fund assets
•daily valuation of each Existing Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Existing Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Existing Funds is quite complex and allows Existing Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Existing Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Existing Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for each of Avantis U.S. Equity ETF and Avantis U.S. Small Cap Value ETF was above their respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Existing Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Existing Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the
152

operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Existing Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Existing Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Existing Funds, its profitability in managing each Existing Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Existing Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Existing Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Existing Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Existing Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Existing Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Existing Fund shareholders because it clearly discloses to shareholders the cost of owning Existing Fund shares, and, since the unified fee cannot be increased without a vote of Existing Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Existing Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Existing Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis U.S. Equity ETF was below the median of the total expense ratios of its peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of Avantis Real Estate ETF, Avantis U.S. Large Cap Value ETF, and Avantis U.S. Small Cap Value ETF was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The Board concluded that the management fee paid by each Existing Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Existing Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Existing Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the
153

Existing Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Existing Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Existing Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Existing Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Existing Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Existing Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Existing Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Existing Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Existing Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Existing Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Existing Fund is fair in light of the services provided and that the investment management agreement between each Existing Fund and the Advisor should be renewed for an additional one-year period.

154

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

155

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

156

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Avantis Real Estate ETF	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
—	$24,641,184	$2,368,608	$32,394	$36,861,258

157

Notes

158

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97504 2210

Annual Report

August 31, 2022

Avantis® Emerging Markets Equity ETF (AVEM)
Avantis® Emerging Markets Value ETF (AVES)
Avantis® International Equity ETF (AVDE)
Avantis® International Large Cap Value ETF (AVIV)
Avantis® International Small Cap Value ETF (AVDV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

Performance

Avantis Emerging Markets Equity ETF (AVEM)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-20.36%	3.08%	9/17/2019
Market Price	-20.82%	2.97%	9/17/2019
MSCI Emerging Markets IMI Index	-21.15%	2.41%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 17, 2019

Value on August 31, 2022
Net Asset Value — $10,937

MSCI Emerging Markets IMI Index — $10,730

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Emerging Markets Equity ETF returned -20.82% on a market price basis. On a net asset value (NAV) basis, the fund returned -20.36%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets IMI Index, which returned -21.15% for the reporting period. The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories.
The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented firms. The fund’s underweight to growth-oriented companies versus the index also aided results.

Value stocks, as measured by the MSCI Emerging Markets IMI Value Index, returned -16.99% for the period. Growth stocks, as measured by the MSCI Emerging Markets IMI Growth Index, lagged their value-style counterparts, returning -24.94%.

Fund Characteristics

AUGUST 31, 2022

Avantis Emerging Markets Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Warrants	—*
Corporate Bonds	—*
Rights	—*
Short-Term Investments	1.7%
Other Assets and Liabilities	(1.3)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	28.8%
Taiwan	17.2%
India	17.2%
South Korea	13.1%
Brazil	6.1%

Performance

Avantis Emerging Markets Value ETF (AVES)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-14.38%	9/28/2021
Market Price	-14.34%	9/28/2021
MSCI Emerging Markets IMI Value Index	-14.71%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2022
Net Asset Value — $8,562

MSCI Emerging Markets IMI Value Index — $8,529

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Value ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the portfolio’s inception on September 28, 2021, through August 31, 2022, Avantis Emerging Markets Value ETF returned -14.34%* on a market price basis. On a net asset value (NAV) basis, the fund returned -14.38%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad emerging markets value stock universe, as measured by the MSCI Emerging Markets IMI Value Index, which returned -14.71% for the reporting period. The MSCI Emerging Markets IMI Value Index is an unmanaged index generally representative of the performance of emerging markets stocks with lower price-to-book ratios and lower forecasted growth values across capitalization categories.

The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values.

*Total returns for periods less than one year are not annualized.

Fund Characteristics

AUGUST 31, 2022

Avantis Emerging Markets Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Warrants	—*
Rights	—*
Short-Term Investments	1.8%
Other Assets and Liabilities	(1.2)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	28.3%
India	17.5%
Taiwan	17.0%
South Korea	13.7%
Brazil	6.3%

Performance

Avantis International Equity ETF (AVDE)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-18.85%	2.59%	9/24/2019
Market Price	-18.95%	2.62%	9/24/2019
MSCI World ex-USA IMI Index	-19.49%	1.95%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2022
Net Asset Value — $10,781

MSCI World ex-USA IMI Index — $10,584

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis International Equity ETF returned -18.95% on a market price basis. On a net asset value (NAV) basis, the portfolio returned -18.85%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex-USA IMI Index, which returned -19.49% for the reporting period. The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories.

The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values. The fund’s underweight to companies with the lowest levels of profitability and book-to-market values also aided results.

Value stocks, as measured by the MSCI World ex-USA IMI Value Index, returned -13.09% for the reporting period. These securities outperformed growth stocks, which returned -25.91%, according to the MSCI World ex-USA IMI Growth Index.

Fund Characteristics

AUGUST 31, 2022

Avantis International Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Warrants	—*
Rights	—*
Short-Term Investments	3.5%
Other Assets and Liabilities	(3.0)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.1%
United Kingdom	13.6%
Canada	11.4%
France	8.8%
Switzerland	8.4%

Performance

Avantis International Large Cap Value ETF (AVIV)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-13.93%	9/28/2021
Market Price	-13.82%	9/28/2021
MSCI World ex-USA Value Index	-10.95%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2022
Net Asset Value — $8,607

MSCI World ex-USA Value Index — $8,905

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Large Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-capitalization (large-cap) companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the portfolio’s inception on September 28, 2021, through August 31, 2022, Avantis International Large Cap Value ETF returned -13.82%* on a market price basis. On a net asset value (NAV) basis, the fund returned -13.93%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total non-U.S. developed markets value stock universe, as measured by the MSCI World ex-USA Value Index, which returned -10.95% for the reporting period. The MSCI World ex-USA Value Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks with lower price-to-book ratios and lower forecasted growth values.

The underperformance versus the index was largely due to the fund’s overweight versus the index in large- and mid-cap companies with high book-to-market and profitability characteristics. Stocks of these companies underperformed mega caps for the reporting period.

*Total returns for periods less than one year are not annualized.

Fund Characteristics

AUGUST 31, 2022

Avantis International Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	8.3%
Other Assets and Liabilities	(7.8)%

Top Five Countries	% of net assets
Japan	20.3%
United Kingdom	19.1%
Canada	11.8%
Germany	8.8%
France	7.4%

Performance

Avantis International Small Cap Value ETF (AVDV)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-16.92%	4.34%	9/24/2019
Market Price	-17.05%	4.37%	9/24/2019
MSCI World ex-USA Small Cap Index	-24.53%	2.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2022
Net Asset Value — $11,330

MSCI World ex-USA Small Cap Index — $10,756

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis International Small Cap Value ETF returned -17.05% on a market price basis. On a net asset value (NAV) basis, the fund returned -16.92%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets small-cap stock universe, as measured by the MSCI World ex-USA Small Cap Index, which returned -24.53% for the reporting period. The MSCI World ex-USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks.

The outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented stocks.

Small-cap value stocks, as measured by the MSCI World ex-USA Small Cap Value Index, returned -19.00% for the reporting period. Small-cap growth stocks, as measured by the MSCI World ex-USA Small Cap Growth Index, lagged their value-style peers, returning -29.98%.

Fund Characteristics

AUGUST 31, 2022

Avantis International Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Rights	—*
Warrants	—*
Short-Term Investments	3.6%
Other Assets and Liabilities	(3.2)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	27.0%
United Kingdom	14.3%
Canada	10.6%
Australia	9.7%
Sweden	5.1%

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity ETF
Actual	$1,000	$865.40	$1.55	0.33%
Hypothetical	$1,000	$1,023.54	$1.68	0.33%
Avantis Emerging Markets Value ETF
Actual	$1,000	$862.30	$1.69	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%
Avantis International Equity ETF
Actual	$1,000	$858.50	$1.08	0.23%
Hypothetical	$1,000	$1,024.05	$1.17	0.23%
Avantis International Large Cap Value ETF
Actual	$1,000	$857.50	$1.17	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
Avantis International Small Cap Value ETF
Actual	$1,000	$867.10	$1.69	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedules of Investments

AUGUST 31, 2022

Avantis Emerging Markets Equity ETF
	Shares	Value
COMMON STOCKS — 99.6%
Brazil — 6.1%
3R Petroleum Oleo E Gas SA(1)	92,066	$659,915
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	36,000	15,916
AES Brasil Energia SA	100,200	186,440
Aliansce Sonae Shopping Centers SA	54,530	183,639
Alliar Medicos A Frente SA(1)	10,800	41,561
Alpargatas SA, Preference Shares	48,400	194,627
Alupar Investimento SA	19,700	107,921
Ambev SA, ADR	531,661	1,541,817
Americanas SA	24,743	77,239
Arezzo Industria e Comercio SA	7,300	129,571
Atacadao SA	54,300	207,810
Auren Energia SA	105,283	310,037
Azul SA, ADR(1)(2)	11,628	108,722
B3 SA - Brasil Bolsa Balcao	609,200	1,399,343
Banco ABC Brasil SA, Preference Shares	39,110	142,986
Banco BMG SA, Preference Shares	46,900	23,710
Banco Bradesco SA	213,798	649,317
Banco Bradesco SA, ADR	852,581	3,094,869
Banco BTG Pactual SA	167,600	824,727
Banco do Brasil SA	160,190	1,286,163
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	122,800	264,134
Banco Pan SA, Preference Shares	40,800	57,721
Banco Santander Brasil SA, ADR(2)	77,459	443,065
BB Seguridade Participacoes SA	101,100	552,684
Bemobi Mobile Tech SA	19,600	52,933
Boa Vista Servicos SA	20,600	27,124
BR Malls Participacoes SA	399,400	635,674
BR Properties SA	107,100	170,046
BrasilAgro - Co. Brasileira de Propriedades Agricolas	36,000	198,947
Braskem SA, ADR(2)	30,441	359,813
BRF SA, ADR(1)(2)	218,181	652,361
C&A MODAS SA(1)	27,000	16,763
Camil Alimentos SA	43,500	83,782
CCR SA	389,300	1,040,149
Centrais Eletricas Brasileiras SA, ADR(2)	73,658	658,502
Centrais Eletricas Brasileiras SA, Class B Preference Shares	45,200	417,907
Cia Brasileira de Aluminio	30,800	76,372
Cia Brasileira de Distribuicao, ADR(2)	131,366	535,973
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	80,360	752,170
Cia de Saneamento de Minas Gerais-COPASA	99,100	257,541
Cia de Saneamento do Parana	55,100	182,911
Cia de Saneamento do Parana, Preference Shares	450,200	304,610
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	43,900	202,016

Avantis Emerging Markets Equity ETF
	Shares	Value
Cia Energetica de Minas Gerais, ADR	366,946	$865,993
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	19,200	195,159
Cia Paranaense de Energia, ADR	79,808	523,540
Cia Paranaense de Energia, Preference Shares	573,000	766,585
Cia Siderurgica Nacional SA, ADR(2)	317,208	856,462
Cielo SA	460,200	487,410
Clear Sale SA(1)	38,200	41,193
Construtora Tenda SA(1)	33,700	38,154
Cosan SA	94,996	366,296
CPFL Energia SA	39,000	264,103
Cristal Pigmentos do Brasil SA, Preference Shares	1,700	9,150
Cury Construtora e Incorporadora SA	44,100	75,529
Cyrela Brazil Realty SA Empreendimentos e Participacoes	89,200	244,844
Desktop - Sigmanet Comunicacao Multimidia S.A	17,400	36,021
Dexco SA	135,610	259,625
Dexxos Participacoes SA	17,400	23,379
Direcional Engenharia SA	14,000	34,769
EcoRodovias Infraestrutura e Logistica SA(1)	124,200	139,422
EDP - Energias do Brasil SA	52,100	227,131
Embraer SA, ADR(1)	79,025	842,406
Enauta Participacoes SA	80,400	257,007
Energisa SA	88,200	720,194
Eneva SA(1)	127,600	379,190
Engie Brasil Energia SA	61,800	483,599
Equatorial Energia SA	140,900	656,237
Eternit SA	36,400	90,258
Eucatex SA Industria e Comercio, Preference Shares	16,500	26,261
Even Construtora e Incorporadora SA	47,100	53,778
Ez Tec Empreendimentos e Participacoes SA	49,900	172,363
Fleury SA	43,200	130,537
Fras-Le SA	25,137	61,606
Gafisa SA(1)	76,300	17,600
Gerdau SA, ADR	367,016	1,655,242
Getnet Adquirencia e Servicos para Meios de Pagamento SA, ADR	2,647	4,632
Gol Linhas Aereas Inteligentes SA, ADR(2)	11,371	43,437
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	22,120	42,944
GPS Participacoes e Empreendimentos SA	5,200	13,594
Grendene SA	44,600	64,897
Grupo SBF SA	7,300	30,912
Guararapes Confeccoes SA	29,400	52,161
Hapvida Participacoes e Investimentos SA	203,685	286,202
Hidrovias do Brasil SA(1)	35,200	16,577
Hypera SA	12,800	106,019
Iguatemi SA	55,980	210,797
Iguatemi SA	100,000	46,709
Instituto Hermes Pardini SA	14,100	53,691
Inter & Co., Inc.	5,966	24,244
International Meal Co. Alimentacao SA, Class A(1)	63,300	24,457
Iochpe Maxion SA	64,800	170,271
Irani Papel e Embalagem SA	27,700	40,732

Avantis Emerging Markets Equity ETF
	Shares	Value
IRB Brasil Resseguros S/A(1)	194,096	$61,933
Itau Unibanco Holding SA, ADR	867,942	4,287,633
Jalles Machado SA	74,200	106,970
JBS SA	156,100	887,859
JHSF Participacoes SA	125,400	149,928
Kepler Weber SA	29,400	119,354
Klabin SA	263,100	958,861
Lavvi Empreendimentos Imobiliarios Ltda	44,580	48,673
Light SA	71,000	77,791
Localiza Rent a Car SA	140,693	1,649,945
LOG Commercial Properties e Participacoes SA	29,400	148,854
Log-in Logistica Intermodal SA(1)	27,967	212,451
Lojas Renner SA	92,400	472,799
LPS Brasil Consultoria de Imoveis SA	47,300	26,367
M Dias Branco SA	16,700	137,005
Magazine Luiza SA(1)	135,700	112,162
Mahle-Metal Leve SA	10,400	48,797
Marcopolo SA, Preference Shares	182,300	91,809
Marfrig Global Foods SA	131,800	334,415
Marisa Lojas SA(1)	43,087	20,954
Metalurgica Gerdau SA, Preference Shares	303,800	581,041
Mills Estruturas e Servicos de Engenharia SA	105,400	201,586
Minerva SA	77,600	230,008
Mitre Realty Empreendimentos E Participacoes LTDA	16,000	16,946
Movida Participacoes SA	107,300	286,070
MRV Engenharia e Participacoes SA	113,900	223,316
Multilaser Industrial SA	57,100	52,903
Multiplan Empreendimentos Imobiliarios SA	109,100	509,178
Natura & Co. Holding SA	51,756	144,353
Odontoprev SA	85,140	149,908
Omega Energia SA(1)	63,009	135,770
Petro Rio SA(1)	239,400	1,258,571
Petroleo Brasileiro SA, ADR	406,451	5,808,185
Petroleo Brasileiro SA, ADR Preference Shares	520,250	6,627,985
Petroreconcavo SA	44,200	231,603
Porto Seguro SA	25,400	103,750
Portobello SA	24,300	46,616
Positivo Tecnologia SA	60,400	137,695
Qualicorp Consultoria e Corretora de Seguros SA	50,200	92,248
Raia Drogasil SA	88,000	370,444
Randon SA Implementos e Participacoes, Preference Shares	53,400	98,231
Rede D'Or Sao Luiz SA	15,900	101,774
Romi SA	10,966	28,414
Rumo SA	181,600	705,121
Santos Brasil Participacoes SA	122,100	189,637
Sao Martinho SA	91,000	559,217
Sendas Distribuidora SA, ADR(2)	68,000	1,198,160
Ser Educacional SA	19,800	23,635
SIMPAR SA	94,900	195,367
SLC Agricola SA	33,880	316,632
StoneCo Ltd., A Shares(1)	72,084	683,356

Avantis Emerging Markets Equity ETF
	Shares	Value
Sul America SA	155,527	$729,145
Suzano SA, ADR	170,040	1,460,644
SYN prop e tech SA	61,800	53,931
Taurus Armas SA, Preference Shares	31,600	105,690
Telefonica Brasil SA, ADR(2)	36,836	299,108
TIM SA, ADR	62,534	709,136
TOTVS SA	112,000	611,841
Transmissora Alianca de Energia Eletrica SA	105,200	845,256
Trisul SA	18,100	16,248
Tupy SA	23,900	122,523
Ultrapar Participacoes SA, ADR(2)	198,880	529,021
Unipar Carbocloro SA, Class B Preference Shares	36,160	704,030
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	285,200	440,211
Vale SA, ADR	749,216	9,305,263
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	30,600	62,113
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	18,000	49,270
Via S/A(1)	711,300	438,888
Vibra Energia SA	217,700	774,571
Vivara Participacoes SA	8,900	43,350
Vulcabras Azaleia SA	16,100	44,564
WEG SA	119,800	651,688
Wiz Solucoes e Corretagem de Seguros SA	29,400	45,945
XP, Inc., Class A(1)	8,935	171,909
YDUQS Participacoes SA	48,300	114,752
Zamp SA(1)	84,400	126,542
		81,080,766
Chile — 0.7%
Aguas Andinas SA, A Shares	872,574	194,717
Banco de Chile	5,359,986	508,518
Banco de Credito e Inversiones SA	8,861	261,010
Banco Santander Chile, ADR	28,694	460,252
Besalco SA	44,236	16,781
CAP SA	45,324	365,682
Cencosud SA	592,777	828,730
Cencosud Shopping SA	90,907	125,267
Cia Cervecerias Unidas SA, ADR	20,801	227,355
Cia Sud Americana de Vapores SA	3,138,368	287,872
Colbun SA	3,301,713	314,680
Embotelladora Andina SA, Class B Preference Shares	198,039	405,469
Empresa Nacional de Telecomunicaciones SA	74,959	236,992
Empresas CMPC SA	426,276	808,557
Empresas COPEC SA	86,594	762,800
Enel Americas SA	2,107,179	232,618
Enel Chile SA	9,954,322	340,641
Engie Energia Chile SA(1)	182,950	103,085
Falabella SA	59,522	140,263
Forus SA	124	165
Grupo Security SA	164,860	26,138
Inversiones Aguas Metropolitanas SA	44,542	22,513

Avantis Emerging Markets Equity ETF
	Shares	Value
Itau CorpBanca Chile SA	44,740,341	$102,335
Parque Arauco SA	247,310	261,466
Ripley Corp. SA	828,763	151,651
Sociedad Quimica y Minera de Chile SA, ADR	18,058	1,800,021
Vina Concha y Toro SA	25,279	30,885
		9,016,463
China — 28.8%
360 DigiTech, Inc., ADR	76,958	1,229,789
361 Degrees International Ltd.(1)	396,000	202,348
3SBio, Inc.	815,000	541,860
A-Living Smart City Services Co. Ltd.	63,500	65,410
AAC Technologies Holdings, Inc.(2)	329,000	609,513
AAG Energy Holdings Ltd.(2)	1,110,000	209,539
Agile Group Holdings Ltd.(2)	588,000	205,918
Agricultural Bank of China Ltd., H Shares	4,741,000	1,549,177
Air China Ltd., H Shares(1)	54,000	43,257
AK Medical Holdings Ltd.	106,000	91,904
Alibaba Group Holding Ltd., ADR(1)	199,308	19,015,976
Alibaba Pictures Group Ltd.(1)	1,390,000	109,347
Aluminum Corp. of China Ltd., H Shares	1,386,000	512,141
Anhui Conch Cement Co. Ltd., H Shares	451,500	1,720,600
Anhui Expressway Co. Ltd., H Shares	268,000	194,547
ANTA Sports Products Ltd.	240,000	2,890,184
Antengene Corp. Ltd.(1)	32,500	17,146
Anton Oilfield Services Group(1)	330,000	19,537
Ascletis Pharma, Inc.(1)	64,000	26,936
Asia Cement China Holdings Corp.	188,500	94,254
Autohome, Inc., ADR	35,409	1,260,914
BAIC Motor Corp. Ltd., H Shares	266,000	73,224
Baidu, Inc., ADR(1)	33,737	4,857,116
BAIOO Family Interactive Ltd.	448,000	23,064
Bank of China Ltd., H Shares	18,727,000	6,535,126
Bank of Chongqing Co. Ltd., H Shares	216,000	111,764
Bank of Communications Co. Ltd., H Shares	2,193,000	1,249,503
BBMG Corp., H Shares	181,000	24,395
BeiGene Ltd., ADR(1)	5,906	1,013,824
Beijing Capital International Airport Co. Ltd., H Shares(1)	870,000	546,061
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	7,500	10,907
Beijing Energy International Holding Co. Ltd.(1)	70,000	2,150
Beijing Enterprises Holdings Ltd.	268,000	797,146
Beijing Enterprises Water Group Ltd.	1,826,000	469,062
Beijing Jingneng Clean Energy Co. Ltd., H Shares	584,000	122,470
Beijing North Star Co. Ltd., H Shares	4,000	468
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	221,000	274,983
Bilibili, Inc., ADR(1)(2)	815	20,342
Binjiang Service Group Co. Ltd.	45,000	124,420
BOC Aviation Ltd.	151,100	1,209,477
BOE Varitronix Ltd.	362,000	825,756
Bosideng International Holdings Ltd.	1,866,000	1,047,742
BYD Co. Ltd., H Shares	144,000	4,437,406

Avantis Emerging Markets Equity ETF
	Shares	Value
BYD Electronic International Co. Ltd.(2)	511,500	$1,351,449
C&D International Investment Group Ltd.	23,980	47,959
C&D Property Management Group Co. Ltd.	132,000	60,238
Cabbeen Fashion Ltd.	102,000	17,626
Canaan, Inc., ADR(1)(2)	100,097	351,340
Canadian Solar, Inc.(1)(2)	29,188	1,318,422
Cango, Inc., ADR(2)	4,407	10,665
CanSino Biologics, Inc., H Shares(2)	12,200	76,147
Canvest Environmental Protection Group Co. Ltd.	204,000	122,295
Cathay Media And Education Group, Inc.(2)	96,000	14,744
Central China Management Co. Ltd.	117,000	11,459
Central China New Life Ltd.	135,000	58,284
Central China Real Estate Ltd.(2)	218,000	14,402
CGN Mining Co. Ltd.(1)(2)	1,105,000	143,966
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)(2)	53,400	54,833
Chaowei Power Holdings Ltd.	168,000	38,815
Cheerwin Group Ltd.	115,000	29,226
Chen Lin Education Group Holdings Ltd.(1)	16,000	4,282
China Automotive Systems, Inc.(1)	5,187	21,682
China BlueChemical Ltd., H Shares	1,242,000	323,401
China Bohai Bank Co. Ltd., H Shares	1,012,500	167,697
China Cinda Asset Management Co. Ltd., H Shares	4,857,000	666,977
China CITIC Bank Corp. Ltd., H Shares	3,098,000	1,328,144
China Coal Energy Co. Ltd., H Shares	1,208,000	1,074,235
China Communications Services Corp. Ltd., H Shares	1,748,000	750,585
China Conch Environment Protection Holdings Ltd.(1)	378,500	337,840
China Conch Venture Holdings Ltd.	741,500	1,513,243
China Construction Bank Corp., H Shares	20,401,000	12,611,549
China Datang Corp. Renewable Power Co. Ltd., H Shares	1,708,000	427,730
China Dongxiang Group Co. Ltd.(1)	1,053,000	46,828
China East Education Holdings Ltd.(2)	489,000	206,643
China Eastern Airlines Corp. Ltd., H Shares(1)(2)	116,000	39,932
China Education Group Holdings Ltd.	470,000	409,453
China Energy Development Holdings Ltd.(1)	4,000	82
China Everbright Bank Co. Ltd., H Shares	1,101,000	337,525
China Everbright Environment Group Ltd.	2,639,000	1,304,359
China Everbright Greentech Ltd.(2)	198,000	41,307
China Everbright Ltd.	590,000	430,894
China Everbright Water Ltd. (Singapore)(2)	138,500	27,232
China Feihe Ltd.	1,582,000	1,309,352
China Foods Ltd.	282,000	89,765
China Galaxy Securities Co. Ltd., H Shares	1,546,000	845,221
China Gas Holdings Ltd.	862,800	1,220,950
China General Education Group Ltd.(1)	60,000	31,392
China Glass Holdings Ltd.(2)	622,000	88,374
China Hanking Holdings Ltd.	175,000	18,692
China Harmony Auto Holding Ltd.	269,500	70,804
China High Speed Transmission Equipment Group Co. Ltd.(1)	195,000	110,242
China Hongqiao Group Ltd.	1,105,000	1,071,476
China International Capital Corp. Ltd., H Shares	575,600	1,012,654

Avantis Emerging Markets Equity ETF
	Shares	Value
China Kepei Education Group Ltd.	130,000	$33,385
China Lesso Group Holdings Ltd.	699,000	830,833
China Life Insurance Co. Ltd., ADR	229,573	1,632,264
China Lilang Ltd.	164,000	80,085
China Literature Ltd.(1)	62,600	253,675
China Longyuan Power Group Corp. Ltd., H Shares	1,590,000	2,568,112
China Maple Leaf Educational Systems Ltd.(1)	230,000	10,403
China Medical System Holdings Ltd.	1,072,000	1,586,538
China Meidong Auto Holdings Ltd.	204,000	414,845
China Mengniu Dairy Co. Ltd.(1)	984,000	4,455,825
China Merchants Bank Co. Ltd., H Shares	776,500	3,971,107
China Merchants Land Ltd.(1)	148,000	11,660
China Merchants Port Holdings Co. Ltd.	881,545	1,323,435
China Minsheng Banking Corp. Ltd., H Shares(2)	1,799,000	572,259
China Modern Dairy Holdings Ltd.(2)	1,978,000	261,669
China National Building Material Co. Ltd., H Shares	2,880,000	2,719,497
China New Higher Education Group Ltd.	612,000	191,743
China Oil & Gas Group Ltd.(1)	280,000	11,411
China Oriental Group Co. Ltd.	530,000	97,641
China Pacific Insurance Group Co. Ltd., H Shares	667,600	1,414,188
China Petroleum & Chemical Corp., ADR	60,403	2,809,948
China Pioneer Pharma Holdings Ltd.	123,000	35,202
China Power International Development Ltd.	1,476,000	823,981
China Railway Group Ltd., H Shares	1,417,000	811,223
China Railway Signal & Communication Corp. Ltd., H Shares	141,000	44,334
China Rare Earth Holdings Ltd.(1)	604,000	36,081
China Reinsurance Group Corp., H Shares	302,000	22,250
China Renaissance Holdings Ltd.(1)	100,700	113,923
China Resources Beer Holdings Co. Ltd.	294,000	2,049,479
China Resources Cement Holdings Ltd.	1,748,000	1,077,483
China Resources Gas Group Ltd.	162,900	634,236
China Resources Land Ltd.	1,112,000	4,552,802
China Resources Medical Holdings Co. Ltd.	527,500	312,938
China Resources Mixc Lifestyle Services Ltd.	151,400	686,564
China Resources Pharmaceutical Group Ltd.	433,500	297,013
China Resources Power Holdings Co. Ltd.	1,234,000	2,453,611
China Risun Group Ltd.	1,009,000	395,561
China Sanjiang Fine Chemicals Co. Ltd.	248,000	50,707
China SCE Group Holdings Ltd.	496,000	41,525
China Shengmu Organic Milk Ltd.(1)	82,000	3,759
China Shenhua Energy Co. Ltd., H Shares	1,086,500	3,407,558
China Shineway Pharmaceutical Group Ltd.	171,000	131,171
China Shuifa Singyes Energy Holdings Ltd.(2)	434,000	56,695
China Silver Group Ltd.(1)	376,000	17,699
China South City Holdings Ltd.(2)	1,568,000	98,582
China Southern Airlines Co. Ltd., H Shares(1)	282,000	152,212
China Starch Holdings Ltd.	1,320,000	43,569
China Sunshine Paper Holdings Co. Ltd.	645,500	151,576
China Suntien Green Energy Corp. Ltd., H Shares	958,000	429,659
China Taiping Insurance Holdings Co. Ltd.	1,017,200	1,038,536
China Tobacco International HK Co. Ltd.(2)	6,000	8,854

Avantis Emerging Markets Equity ETF
	Shares	Value
China Tower Corp. Ltd., H Shares	23,554,000	$2,937,133
China Traditional Chinese Medicine Holdings Co. Ltd.	1,572,000	677,899
China Travel International Investment Hong Kong Ltd.(1)	842,000	152,961
China Vanke Co. Ltd., H Shares	415,900	811,932
China Vast Industrial Urban Development Co. Ltd.	5,000	1,516
China Water Affairs Group Ltd.	376,000	342,490
China Wood Optimization Holding Ltd.(1)	8,000	917
China Xinhua Education Group Ltd.	42,000	5,891
China XLX Fertiliser Ltd.	556,000	316,836
China Yongda Automobiles Services Holdings Ltd.	731,000	515,554
China Youran Dairy Group Ltd.(1)	201,000	60,853
China Yuchai International Ltd.	4,954	41,267
China Yuhua Education Corp. Ltd.(1)(2)	1,390,000	218,417
China ZhengTong Auto Services Holdings Ltd.(1)(2)	518,000	32,757
Chindata Group Holdings Ltd., ADR(1)	81,044	684,011
Chongqing Rural Commercial Bank Co. Ltd., H Shares	683,000	236,395
CIFI Ever Sunshine Services Group Ltd.	368,000	226,169
CIFI Holdings Group Co. Ltd.(2)	1,689,616	427,633
CIMC Enric Holdings Ltd.(2)	82,000	87,585
CIMC Vehicles Group Co. Ltd., Class H	20,000	12,467
CITIC Ltd.	2,000,000	2,061,757
CITIC Securities Co. Ltd., H Shares	683,950	1,386,255
CMGE Technology Group Ltd.(1)	646,000	159,387
CMOC Group Ltd., H Shares	345,000	153,841
CNFinance Holdings Ltd., ADR(1)(2)	5,468	14,818
COFCO Joycome Foods Ltd.(1)	2,307,000	883,142
Concord New Energy Group Ltd.	3,080,000	282,211
Consun Pharmaceutical Group Ltd.	108,000	55,429
Coolpad Group Ltd.(1)	1,854,000	28,745
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(1)	136,000	103,017
COSCO SHIPPING Holdings Co. Ltd., Class H	1,157,249	1,727,611
COSCO SHIPPING International Hong Kong Co. Ltd.	86,000	24,312
COSCO SHIPPING Ports Ltd.	729,118	471,796
Country Garden Holdings Co. Ltd.(2)	2,007,339	592,558
Country Garden Services Holdings Co. Ltd.	225,000	442,162
CPMC Holdings Ltd.	165,000	70,590
Crazy Sports Group Ltd.(1)(2)	902,000	26,259
CSPC Pharmaceutical Group Ltd.	4,899,760	4,970,432
CSSC Hong Kong Shipping Co. Ltd.(2)	620,000	104,799
Dali Foods Group Co. Ltd.	827,500	378,293
Daqo New Energy Corp., ADR(1)	59,833	3,989,066
Datang International Power Generation Co. Ltd., H Shares	184,000	37,915
Dexin China Holdings Co. Ltd.	50,000	12,679
Differ Group Auto Ltd.(1)(2)	1,958,000	493,550
Digital China Holdings Ltd.	356,000	158,803
Dongfeng Motor Group Co. Ltd., Class H	1,468,000	930,782
Dongyue Group Ltd.	958,000	1,075,204
DouYu International Holdings Ltd., ADR(1)	16,143	24,215
Duiba Group Ltd.(1)	119,600	12,161
Dynagreen Environmental Protection Group Co. Ltd., H Shares	11,000	4,037

Avantis Emerging Markets Equity ETF
	Shares	Value
E-House China Enterprise Holdings Ltd.(1)(2)	622,200	$54,399
ENN Energy Holdings Ltd.	142,200	2,065,799
EVA Precision Industrial Holdings Ltd.(2)	1,018,000	194,749
Everest Medicines Ltd.(1)	26,000	39,323
Excellence Commercial Property & Facilities Management Group Ltd.	72,000	29,935
Fanhua, Inc., ADR(2)	23,222	129,579
FIH Mobile Ltd.(1)	1,321,000	171,112
FinVolution Group, ADR	126,902	624,358
Fire Rock Holdings Ltd.(1)(2)	186,000	13,271
First Tractor Co. Ltd., H Shares(2)	202,000	80,906
Flat Glass Group Co. Ltd., H Shares(1)(2)	39,000	128,454
Fosun International Ltd.	783,500	578,326
Fountain SET Holdings Ltd.	26,000	3,310
Fu Shou Yuan International Group Ltd.	801,000	511,772
Fufeng Group Ltd.	1,044,000	586,634
Fuyao Glass Industry Group Co. Ltd., H Shares	175,200	836,026
Ganfeng Lithium Co. Ltd., H Shares(2)	35,880	315,222
GCL New Energy Holdings Ltd.(1)(2)	5,662,000	63,276
GCL-Poly Energy Holdings Ltd.(1)(2)	3,342,000	1,192,851
GDS Holdings Ltd., Class A(1)	205,100	700,474
Geely Automobile Holdings Ltd.	3,059,000	6,146,197
Gemdale Properties & Investment Corp. Ltd.	2,372,000	202,115
Genertec Universal Medical Group Co. Ltd.	330,500	186,025
GF Securities Co. Ltd., H Shares	379,200	495,351
Global Bio-Chem Technology Group Co. Ltd.(1)	40,000	918
Global Cord Blood Corp.(1)	18,571	42,899
Glorious Property Holdings Ltd.(1)	130,000	2,391
Glory Health Industry Ltd.(1)	17,000	366
Glory Sun Financial Group Ltd.(1)(2)	5,680,000	25,945
GOME Retail Holdings Ltd.(1)	1,947,000	60,691
Goodbaby International Holdings Ltd.(1)	338,000	34,360
Grand Baoxin Auto Group Ltd.(1)	22,000	1,364
Grand Pharmaceutical Group Ltd.	778,000	415,360
Great Wall Motor Co. Ltd., H Shares	298,000	447,099
Greatview Aseptic Packaging Co. Ltd.	139,000	26,544
Greenland Hong Kong Holdings Ltd.	321,000	33,408
Greentown China Holdings Ltd.	244,500	461,319
Greentown Management Holdings Co. Ltd.	60,000	50,770
GreenTree Hospitality Group Ltd., ADR(2)	1,515	6,378
Guangzhou Automobile Group Co. Ltd., H Shares	370,000	318,130
Guangzhou R&F Properties Co. Ltd., H Shares(2)	984,800	203,695
Guotai Junan Securities Co. Ltd., H Shares	69,200	81,990
H World Group Ltd., ADR	44,282	1,666,332
Haidilao International Holding Ltd.(1)(2)	374,000	880,059
Haier Smart Home Co. Ltd., H Shares	498,600	1,628,925
Hainan Meilan International Airport Co. Ltd., H Shares(1)	132,000	310,799
Haitian International Holdings Ltd.	378,000	926,083
Haitong Securities Co. Ltd., H Shares	1,103,600	722,549
Hangzhou Tigermed Consulting Co. Ltd., H Shares	10,900	107,919
Hansoh Pharmaceutical Group Co. Ltd.	102,000	203,504

Avantis Emerging Markets Equity ETF
	Shares	Value
Harbin Electric Co. Ltd., H Shares(1)	416,000	$113,056
Hebei Construction Group Corp. Ltd., H Shares(1)	31,500	4,039
Hello Group, Inc., ADR	109,713	565,022
Hengan International Group Co. Ltd.	408,000	1,952,488
Hi Sun Technology China Ltd.(1)(2)	363,000	40,158
Hilong Holding Ltd.(1)	968,000	76,313
Hisense Home Appliances Group Co. Ltd., H Shares	111,000	119,594
Hollysys Automation Technologies Ltd.	45,726	778,714
Homeland Interactive Technology Ltd.(1)(2)	142,000	27,017
Honworld Group Ltd.(1)	7,500	2,934
Hope Education Group Co. Ltd.(2)	1,860,000	160,335
Hopson Development Holdings Ltd.(2)	224,949	309,302
Hua Hong Semiconductor Ltd.(1)(2)	277,000	813,124
Huabao International Holdings Ltd.(2)	172,000	87,952
Huadian Power International Corp. Ltd., H Shares(2)	132,000	54,251
Huaneng Power International, Inc., H Shares(1)	970,000	495,733
Huatai Securities Co. Ltd., H Shares	763,200	1,020,110
Huaxi Holdings Co. Ltd.	4,000	611
Huazhong In-Vehicle Holdings Co. Ltd.(2)	248,000	78,991
Huijing Holdings Co. Ltd.(2)	516,000	10,047
HUYA, Inc., ADR(1)	25,529	83,990
Hygeia Healthcare Holdings Co. Ltd.(1)(2)	68,400	369,187
I-Mab, ADR(1)	2,742	16,808
iDreamSky Technology Holdings Ltd.(1)	158,000	106,176
Industrial & Commercial Bank of China Ltd., H Shares	11,761,000	5,975,092
Ingdan, Inc.(1)(2)	198,000	45,488
Inkeverse Group Ltd.(1)	436,000	71,318
International Alliance Financial Leasing Co. Ltd.(1)(2)	141,000	74,450
iQIYI, Inc., ADR(1)(2)	154,415	565,159
IVD Medical Holding Ltd.	3,000	911
JD Health International, Inc.(1)	117,600	810,102
JD.com, Inc., ADR	65,273	4,144,183
JD.com, Inc., Class A	36,345	1,150,506
JH Educational Technology, Inc.(1)	102,000	41,399
Jiangsu Expressway Co. Ltd., H Shares	514,000	440,244
Jiangxi Copper Co. Ltd., H Shares	528,000	648,475
Jiayuan International Group Ltd.(1)(2)	674,000	18,550
Jinchuan Group International Resources Co. Ltd.(2)	2,216,000	239,139
Jingrui Holdings Ltd.(1)	10,000	752
JinkoSolar Holding Co. Ltd., ADR(1)(2)	12,774	777,553
Jinxin Fertility Group Ltd.	565,500	368,240
Jiumaojiu International Holdings Ltd.(2)	387,000	761,379
JNBY Design Ltd.	93,500	101,746
JOYY, Inc., ADR	39,943	1,211,072
Jutal Offshore Oil Services Ltd.(1)	186,000	13,956
JW Cayman Therapeutics Co. Ltd.(1)(2)	36,000	27,953
Kandi Technologies Group, Inc.(1)(2)	17,258	37,795
Kangji Medical Holdings Ltd.(2)	185,000	147,467
Kanzhun Ltd., ADR(1)	3,060	71,879
Kasen International Holdings Ltd.(1)	143,000	8,105
KE Holdings, Inc., ADR(1)	79,292	1,430,428

Avantis Emerging Markets Equity ETF
	Shares	Value
Kingboard Holdings Ltd.	444,500	$1,403,597
Kingboard Laminates Holdings Ltd.	646,500	616,705
Kingsoft Corp. Ltd.	321,800	978,042
Koolearn Technology Holding Ltd.(1)(2)	6,000	22,713
Kuaishou Technology(1)	108,100	936,631
Kunlun Energy Co. Ltd.	1,002,000	872,468
KWG Group Holdings Ltd.	388,500	69,895
KWG Living Group Holdings Ltd.	255,249	45,278
Lee & Man Paper Manufacturing Ltd.	494,000	177,331
Lenovo Group Ltd.	2,024,000	1,666,990
Leoch International Technology Ltd.(1)	122,000	9,914
LexinFintech Holdings Ltd., ADR(1)	64,339	131,252
Li Auto, Inc., ADR(1)	179,176	5,154,894
Li Ning Co. Ltd.	613,000	5,583,392
Lifetech Scientific Corp.(1)	1,122,000	365,899
Logan Group Co. Ltd.(2)	211,000	23,015
Longfor Group Holdings Ltd.	533,500	1,731,615
Lonking Holdings Ltd.	1,310,000	221,812
Lufax Holding Ltd., ADR	81,752	357,256
Luokung Technology Corp.(1)	475	97
Luoyang Glass Co. Ltd., H Shares(1)(2)	30,000	41,705
Luye Pharma Group Ltd.(1)(2)	644,000	185,884
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	466,000	56,161
Maanshan Iron & Steel Co. Ltd., H Shares	60,000	15,626
Maoyan Entertainment(1)(2)	173,200	145,450
Meitu, Inc.(1)(2)	1,750,000	186,047
Meituan, Class B(1)	276,000	6,628,749
Metallurgical Corp. of China Ltd., H Shares	198,000	37,501
Midea Real Estate Holding Ltd.(2)	174,000	185,653
Minsheng Education Group Co. Ltd.	254,000	19,368
Minth Group Ltd.	406,000	1,148,848
MMG Ltd.(1)	2,440,000	667,488
Mobvista, Inc.(1)	109,000	65,711
Mulsanne Group Holding Ltd.(1)(2)	87,500	42,998
Nam Tai Property, Inc.(1)	9,475	39,937
NetDragon Websoft Holdings Ltd.	229,500	499,339
NetEase, Inc., ADR	106,588	9,434,104
New China Life Insurance Co. Ltd., H Shares	267,400	629,375
New Oriental Education & Technology Group, Inc., ADR(1)	97,665	2,773,686
Nexteer Automotive Group Ltd.	681,000	506,075
Nine Dragons Paper Holdings Ltd.	859,000	674,032
NIO, Inc., ADR(1)	132,130	2,630,708
Noah Holdings Ltd., ADR(1)	23,231	411,421
Nongfu Spring Co. Ltd., H Shares(2)	413,000	2,455,636
OneConnect Financial Technology Co. Ltd., ADR(1)	51,874	56,024
Orient Overseas International Ltd.	63,500	1,770,059
Peijia Medical Ltd.(1)	48,000	38,217
People's Insurance Co. Group of China Ltd., H Shares	2,411,000	745,152
Perennial Energy Holdings Ltd.	320,000	43,897
PetroChina Co. Ltd., ADR(2)	53,262	2,462,302
Pharmaron Beijing Co. Ltd., H Shares	18,450	122,041

Avantis Emerging Markets Equity ETF
	Shares	Value
PICC Property & Casualty Co. Ltd., H Shares	2,666,000	$2,883,626
Pinduoduo, Inc., ADR(1)	67,433	4,807,973
Ping An Insurance Group Co. of China Ltd., H Shares	1,532,782	9,015,277
Poly Property Group Co. Ltd.	1,247,844	253,632
Poly Property Services Co. Ltd., Class H	49,200	288,177
Postal Savings Bank of China Co. Ltd., H Shares(2)	1,774,000	1,059,027
Pou Sheng International Holdings Ltd.	171,000	17,190
Powerlong Commercial Management Holdings Ltd.	96,000	51,933
Powerlong Real Estate Holdings Ltd.	327,000	41,007
Prinx Chengshan Holdings Ltd.	1,000	891
Q Technology Group Co. Ltd.(1)	220,000	120,890
Qudian, Inc., ADR(1)(2)	69,556	66,078
Radiance Holdings Group Co. Ltd.	329,000	159,002
Redco Properties Group Ltd.(1)(2)	44,000	9,974
Redsun Properties Group Ltd.(1)(2)	396,000	56,995
ReneSola Ltd., ADR(1)	12,150	70,956
Road King Infrastructure Ltd.	27,000	14,121
Ronshine China Holdings Ltd.(1)(2)	202,500	19,347
Sany Heavy Equipment International Holdings Co. Ltd.	451,000	467,175
SCE Intelligent Commercial Management Holdings Ltd.(2)	165,000	37,093
Seazen Group Ltd.(1)	774,000	256,924
Shandong Gold Mining Co. Ltd., H Shares(2)	140,500	238,183
Shandong Hi-Speed New Energy Group Ltd.(1)(2)	7,260,000	70,123
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	950,000	1,288,740
Shanghai Electric Group Co. Ltd., H Shares(1)	208,000	49,709
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	42,500	136,723
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares	60,000	279,585
Shanghai Industrial Holdings Ltd.	239,000	332,238
Shanghai Industrial Urban Development Group Ltd.	403,600	32,382
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	311,400	452,711
Shenzhen Expressway Corp. Ltd., H Shares	352,000	308,182
Shenzhen International Holdings Ltd.	856,500	738,309
Shenzhen Investment Ltd.	1,130,000	206,928
Shenzhou International Group Holdings Ltd.	161,500	1,687,886
Shimao Group Holdings Ltd.(2)	245,000	137,972
Shimao Services Holdings Ltd.(1)(2)	148,000	37,911
Shoucheng Holdings Ltd.	232,800	39,579
Shougang Fushan Resources Group Ltd.	1,949,249	618,278
Shui On Land Ltd.	2,733,000	343,774
Sihuan Pharmaceutical Holdings Group Ltd.(2)	2,368,000	300,296
Simcere Pharmaceutical Group Ltd.	470,000	469,815
Sino Biopharmaceutical Ltd.	3,548,500	1,863,728
Sino-Ocean Group Holding Ltd.	2,162,500	315,633
Sinolink Worldwide Holdings Ltd.(1)	116,000	3,247
Sinopec Engineering Group Co. Ltd., H Shares	628,500	280,795
Sinopec Kantons Holdings Ltd.	356,000	108,653
Sinopec Shanghai Petrochemical Co. Ltd., ADR(2)	3,184	49,193
Sinopharm Group Co. Ltd., H Shares	608,800	1,356,280
Sinotrans Ltd., H Shares	138,000	39,433
Sinotruk Hong Kong Ltd.	265,000	264,214
Skyworth Group Ltd.	1,148,924	570,827

Avantis Emerging Markets Equity ETF
	Shares	Value
SOHO China Ltd.(1)(2)	645,500	$114,952
Sohu.com Ltd., ADR(1)(2)	19,155	341,342
South Manganese Investment Ltd.(1)(2)	1,045,000	116,604
SSY Group Ltd.	992,000	467,135
Sun King Technology Group Ltd.(1)	628,000	178,239
Sunny Optical Technology Group Co. Ltd.	199,500	2,723,664
Sunpower Group Ltd.(1)	104,600	28,400
SY Holdings Group Ltd.(2)	48,000	32,116
TAL Education Group, ADR(1)	53,685	310,299
TCL Electronics Holdings Ltd.	417,000	199,216
Tencent Holdings Ltd.	597,200	24,682,721
Tencent Music Entertainment Group, ADR(1)	151,194	772,601
Tian Ge Interactive Holdings Ltd.(1)	9,000	1,087
Tian Lun Gas Holdings Ltd.	187,500	84,678
Tiangong International Co. Ltd.(2)	890,000	298,477
Tianneng Power International Ltd.(2)	488,000	519,182
Tibet Water Resources Ltd.(1)	19,000	1,257
Times China Holdings Ltd.(2)	341,000	50,612
Tingyi Cayman Islands Holding Corp.	1,072,000	1,903,577
Tong Ren Tang Technologies Co. Ltd., H Shares	373,000	263,668
Tongcheng Travel Holdings Ltd.(1)	620,400	1,270,679
Tongda Group Holdings Ltd.(1)	2,745,000	41,812
Topsports International Holdings Ltd.	1,025,000	809,027
Towngas Smart Energy Co. Ltd.(1)	365,000	160,124
TravelSky Technology Ltd., H Shares	389,000	677,981
Trigiant Group Ltd.(1)	28,000	2,099
Trip.com Group Ltd., ADR(1)	110,711	2,847,487
Truly International Holdings Ltd.	1,558,000	341,313
Tsaker New Energy Tech Co. Ltd.	123,500	22,119
Tsingtao Brewery Co. Ltd., H Shares	90,000	873,987
Tuya, Inc., ADR(1)(2)	16,113	21,269
Uni-President China Holdings Ltd.	952,000	819,622
United Strength Power Holdings Ltd.	21,000	29,932
Venus MedTech Hangzhou, Inc., H Shares(1)	36,500	63,526
Vinda International Holdings Ltd.(2)	226,000	631,686
Vipshop Holdings Ltd., ADR(1)	226,479	2,629,421
Viva Biotech Holdings(1)	93,500	22,031
VNET Group, Inc., ADR(1)	37,403	200,106
Want Want China Holdings Ltd.	2,917,000	2,054,797
Wasion Holdings Ltd.	82,000	27,588
Weibo Corp., ADR(1)	31,970	661,459
Weichai Power Co. Ltd., H Shares	447,000	597,198
Weiqiao Textile Co., H Shares	80,000	15,094
West China Cement Ltd.	2,090,000	257,805
Wharf Holdings Ltd.	464,000	1,747,406
Wison Engineering Services Co. Ltd.(1)	19,000	663
Wuling Motors Holdings Ltd.(2)	800,000	105,500
WuXi AppTec Co. Ltd., H Shares	37,404	422,254
Wuxi Biologics Cayman, Inc.(1)	415,500	3,665,582
X Financial, ADR(1)	464	1,211
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	474,500	223,415

Avantis Emerging Markets Equity ETF
	Shares	Value
Xiamen International Port Co. Ltd., H Shares	1,016,000	$287,937
Ximei Resources Holding Ltd.(1)	35,000	21,837
Xin Point Holdings Ltd.(2)	57,000	16,650
Xingda International Holdings Ltd.	154,482	31,634
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	146,000	102,701
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	367,400	547,486
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares(1)	256,000	38,284
Xinte Energy Co. Ltd., H Shares	202,400	528,203
Xinyi Energy Holdings Ltd.	158,000	63,811
Xinyi Solar Holdings Ltd.	1,580,976	2,174,188
XPeng, Inc., Class A, ADR(1)	29,867	553,137
XTEP International Holdings Ltd.	727,500	1,009,541
Yadea Group Holdings Ltd.	686,000	1,308,474
Yankuang Energy Group Co. Ltd., H Shares(2)	894,000	3,538,818
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	71,000	45,074
Yihai International Holding Ltd.(1)(2)	126,000	317,318
YuanShengTai Dairy Farm Ltd.(1)	190,000	5,200
Yuexiu Property Co. Ltd.	838,400	1,048,647
Yuexiu Transport Infrastructure Ltd.	784,000	375,133
Yum China Holdings, Inc.	161,922	8,113,911
Yuzhou Group Holdings Co. Ltd.(2)	782,955	33,819
Zengame Technology Holding Ltd.(1)	150,000	28,784
Zepp Health Corp., ADR	1,207	2,305
Zhaojin Mining Industry Co. Ltd., H Shares(1)	902,000	763,754
Zhejiang Expressway Co. Ltd., H Shares	1,016,000	773,297
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares	119,600	138,668
Zhenro Properties Group Ltd.(1)	482,000	22,315
Zhong An Group Ltd.(1)	415,000	12,820
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	400	1,172
Zhongliang Holdings Group Co. Ltd.(2)	269,500	22,658
Zhongsheng Group Holdings Ltd.	215,500	1,018,963
Zhongyu Energy Holdings Ltd.	175,000	143,643
Zhou Hei Ya International Holdings Co. Ltd.(1)	849,000	424,150
Zhuguang Holdings Group Co. Ltd.(1)	616,000	78,380
Zijin Mining Group Co. Ltd., H Shares	1,834,000	2,072,370
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	447,200	201,596
ZTO Express Cayman, Inc., ADR	127,680	3,326,064
		381,156,851
Colombia — 0.2%
Banco Davivienda SA, Preference Shares	24,226	169,565
Bancolombia SA	37,189	287,167
Bancolombia SA, ADR	19,013	521,907
Cementos Argos SA	6,574	5,179
Corp. Financiera Colombiana SA(1)	24,838	109,357
Ecopetrol SA, ADR(2)	55,344	570,597
Empresa de Telecomunicaciones de Bogota(1)	18,600	622
Grupo Argos SA	159,091	350,223
Interconexion Electrica SA ESP	78,459	339,593
		2,354,210

Avantis Emerging Markets Equity ETF
	Shares	Value
Czech Republic — 0.2%
CEZ AS	34,377	$1,392,682
Komercni banka AS	13,292	311,312
Moneta Money Bank AS	136,632	433,502
		2,137,496
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	442,157	776,417
Greece — 0.3%
Alpha Services & Holdings SA(1)	456,912	421,960
Athens Water Supply & Sewage Co. SA	3,091	24,123
Eurobank Ergasias Services and Holdings SA, Class A(1)	669,765	621,413
Fourlis Holdings SA	364	1,095
GEK Terna Holding Real Estate Construction SA(1)	10,321	99,945
Hellenic Exchanges - Athens Stock Exchange SA	8,827	29,241
Hellenic Petroleum Holdings SA	15,901	109,410
Hellenic Telecommunications Organization SA	24,439	388,796
Intracom Holdings SA(1)	19,243	33,657
JUMBO SA	38,086	544,468
LAMDA Development SA(1)	8,171	48,517
Motor Oil Hellas Corinth Refineries SA	13,501	254,543
Mytilineos SA	11,184	174,892
National Bank of Greece SA(1)	141,333	456,114
OPAP SA	25,054	330,009
Piraeus Financial Holdings SA(1)	169,308	177,199
Public Power Corp. SA(1)	42,251	220,567
Terna Energy SA	12,145	216,610
Titan Cement International SA(1)	16,364	194,691
Viohalco SA	30,134	103,761
		4,451,011
Hong Kong†
Beijing Gas Blue Sky Holdings Ltd.(1)	88,000	1,345
Brilliance China Automotive Holdings Ltd.(1)	338,000	154,171
China Isotope & Radiation Corp.	14,400	32,448
China Zhongwang Holdings Ltd.(1)	525,200	112,418
Edvantage Group Holdings Ltd.	144,000	42,854
Essex Bio-technology Ltd.	120,000	63,349
IMAX China Holding, Inc.	32,000	23,980
Tianyun International Holdings Ltd.(1)	84,000	16,375
		446,940
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	79,956	67,888
MOL Hungarian Oil & Gas PLC	187,146	1,289,502
OTP Bank Nyrt	33,713	716,974
Richter Gedeon Nyrt	12,974	261,583
		2,335,947
India — 17.2%
63 Moons Technologies Ltd.	6,904	15,444
Aarti Drugs Ltd.	9,663	52,131
Aarti Industries Ltd.	7,452	76,901
ACC Ltd.	26,254	752,292
Accelya Solutions India Ltd.	1,465	20,485

Avantis Emerging Markets Equity ETF
	Shares	Value
Action Construction Equipment Ltd.	9,606	$30,135
Adani Enterprises Ltd.	39,537	1,568,976
Adani Green Energy Ltd.(1)	33,383	1,008,695
Adani Ports & Special Economic Zone Ltd.	104,567	1,094,032
Adani Power Ltd.(1)	51,167	261,292
Adani Total Gas Ltd.	38,259	1,784,302
Adani Transmission Ltd.(1)	85,509	4,193,234
Aditya Birla Capital Ltd.(1)	239,350	338,063
Advanced Enzyme Technologies Ltd.	16,916	56,654
Aegis Logistics Ltd.	94,747	346,462
Affle India Ltd.(1)	3,390	54,553
AGI Greenpac Ltd.	34,439	134,186
AIA Engineering Ltd.	9,387	305,244
Ajanta Pharma Ltd.	11,947	204,890
Akzo Nobel India Ltd.	1,400	33,962
Alembic Ltd.	8,551	7,804
Alembic Pharmaceuticals Ltd.	35,995	291,284
Alkyl Amines Chemicals	4,913	181,363
Allcargo Logistics Ltd.	46,735	207,630
Alok Industries Ltd.(1)	45,160	10,843
Amara Raja Batteries Ltd.	63,768	404,533
Ambika Cotton Mills Ltd.	1,427	31,611
Ambuja Cements Ltd.	141,561	725,902
Amrutanjan Health Care Ltd.	2,916	27,566
Anant Raj Ltd.	59,615	64,359
Andhra Sugars Ltd.	26,768	48,623
Apar Industries Ltd.	6,218	103,606
Apcotex Industries Ltd.	6,865	50,422
APL Apollo Tubes Ltd.(1)	57,999	682,057
Apollo Hospitals Enterprise Ltd.	31,815	1,709,368
Apollo Tyres Ltd.	196,636	613,481
Aptech Ltd.	7,681	24,021
Arvind Ltd.(1)	83,750	101,726
Ashok Leyland Ltd.	387,965	742,073
Ashoka Buildcon Ltd.(1)	37,620	37,481
Asian Paints Ltd.	28,362	1,194,007
Astec Lifesciences Ltd.	1,514	36,315
Aster DM Healthcare Ltd.(1)	81,019	223,416
Astra Microwave Products Ltd.	27,941	122,732
Astral Ltd.	10,504	273,126
AstraZeneca Pharma India Ltd.	328	12,654
Atul Ltd.	2,495	285,359
AU Small Finance Bank Ltd.	57,466	451,926
Aurobindo Pharma Ltd.	111,130	756,598
Avadh Sugar & Energy Ltd.	7,220	48,142
Avanti Feeds Ltd.	12,625	72,963
Avenue Supermarts Ltd.(1)	7,242	407,089
Axis Bank Ltd., GDR	37,051	1,755,371
Bajaj Auto Ltd.	8,785	447,454
Bajaj Consumer Care Ltd.	68,195	137,312
Bajaj Electricals Ltd.	11,447	176,509

Avantis Emerging Markets Equity ETF
	Shares	Value
Bajaj Finance Ltd.	22,822	$2,059,715
Bajaj Finserv Ltd.	3,898	817,197
Bajaj Hindusthan Sugar Ltd.(1)	570,901	70,959
Balaji Amines Ltd.	3,447	147,932
Balkrishna Industries Ltd.	19,897	505,445
Balmer Lawrie & Co. Ltd.	12,135	18,816
Balrampur Chini Mills Ltd.	101,388	442,165
Bandhan Bank Ltd.(1)	252,788	872,416
BASF India Ltd.	3,328	137,512
Bata India Ltd.	12,210	295,183
Bayer CropScience Ltd.	2,143	146,117
BEML Ltd.	1,894	43,471
Berger Paints India Ltd.	18,465	154,429
Bhansali Engineering Polymers Ltd.	11,499	18,129
Bharat Electronics Ltd.	516,961	1,975,299
Bharat Forge Ltd.	39,007	359,086
Bharat Heavy Electricals Ltd.(1)	304,098	222,158
Bharat Petroleum Corp. Ltd.	317,728	1,301,537
Bharat Rasayan Ltd.	356	53,695
Bharti Airtel Ltd.	16,614	71,574
Bharti Airtel Ltd.	232,596	2,106,957
Biocon Ltd.	44,815	173,399
Birla Corp. Ltd.	10,916	132,037
Birlasoft Ltd.	75,089	297,067
Blue Dart Express Ltd.	1,832	195,494
Blue Star Ltd.	26,553	364,269
Bombay Burmah Trading Co.	7,835	88,701
Bombay Dyeing & Manufacturing Co. Ltd.(1)	1,774	2,202
Borosil Renewables Ltd.(1)	2,629	18,386
Bosch Ltd.	489	106,690
Brigade Enterprises Ltd.	77,497	492,157
Brightcom Group Ltd.	274,527	139,153
Britannia Industries Ltd.	22,802	1,066,937
BSE Ltd.	54,275	439,210
Butterfly Gandhimathi Appliances Ltd.	136	2,583
Can Fin Homes Ltd.	42,938	337,783
Canara Bank	145,617	434,253
Capacit'e Infraprojects Ltd.(1)	19,339	39,670
Caplin Point Laboratories Ltd.	7,672	74,694
Capri Global Capital Ltd.	100	899
Carborundum Universal Ltd.	26,856	282,649
Care Ratings Ltd.	15,230	95,858
Castrol India Ltd.	157,671	224,516
CCL Products India Ltd.	48,413	289,621
Ceat Ltd.	11,847	205,231
Central Depository Services India Ltd.	5,186	80,075
Century Enka Ltd.	6,013	34,572
Century Plyboards India Ltd.	23,590	196,973
Century Textiles & Industries Ltd.	18,862	201,932
Cera Sanitaryware Ltd.	2,532	157,785
CESC Ltd.	127,560	129,476

Avantis Emerging Markets Equity ETF
	Shares	Value
CG Power & Industrial Solutions Ltd.(1)	26,937	$75,005
Chalet Hotels Ltd.(1)	8,387	33,651
Chambal Fertilisers and Chemicals Ltd.	141,267	615,243
Chennai Petroleum Corp. Ltd.	46,465	169,102
Cholamandalam Financial Holdings Ltd.	3,258	27,204
Cholamandalam Investment and Finance Co. Ltd.	155,729	1,525,694
Cigniti Technologies Ltd.	3,206	23,315
Cipla Ltd.	124,345	1,611,304
City Union Bank Ltd.	296,272	663,018
Coal India Ltd.	466,429	1,362,899
Cochin Shipyard Ltd.	24,665	115,995
Coforge Ltd.	4,049	178,466
Colgate-Palmolive India Ltd.	31,764	666,947
Computer Age Management Services Ltd.	7,758	221,835
Confidence Petroleum India Ltd.	38,839	31,609
Container Corp. of India Ltd.	73,677	639,110
Coromandel International Ltd.	62,152	816,009
Cosmo Films Ltd.	13,104	149,633
CreditAccess Grameen Ltd.(1)	40,856	505,728
CRISIL Ltd.	3,327	136,027
Crompton Greaves Consumer Electricals Ltd.	73,110	372,010
Cummins India Ltd.	29,478	437,784
Cyient Ltd.	34,182	357,931
Dabur India Ltd.	64,578	470,858
Dalmia Bharat Ltd.	22,527	431,070
Dalmia Bharat Sugar & Industries Ltd.	13,724	59,224
DB Corp. Ltd.	18,592	24,338
DCB Bank Ltd.	121,786	142,871
DCM Shriram Ltd.	34,620	451,859
Deccan Cements Ltd.	2,682	17,400
Deepak Fertilisers & Petrochemicals Corp. Ltd.	54,143	611,974
Deepak Nitrite Ltd.	28,082	689,114
Delta Corp. Ltd.	21,685	56,657
DEN Networks Ltd.(1)	50,404	23,079
DFM Foods Ltd.	4,696	20,656
Dhampur Bio Organics Ltd.(1)	14,248	4,698
Dhampur Sugar Mills Ltd.	14,248	41,147
Dhani Services Ltd.(1)	48,019	38,780
Dhanuka Agritech Ltd.	3,413	30,269
Dilip Buildcon Ltd.	11,891	35,591
Dish TV India Ltd.(1)	427,132	63,899
Dishman Carbogen Amcis Ltd.(1)	16,627	24,130
Divi's Laboratories Ltd.	14,183	640,345
Dixon Technologies India Ltd.	4,584	233,098
DLF Ltd.	70,353	339,842
Dolat Algotech Ltd.	16,966	14,436
Dollar Industries Ltd.	6,412	37,717
Dr Lal PathLabs Ltd.	1,949	62,092
Dr Reddy's Laboratories Ltd., ADR	39,157	2,047,520
Dwarikesh Sugar Industries Ltd.	128,758	155,231
eClerx Services Ltd.	5,636	147,963

Avantis Emerging Markets Equity ETF
	Shares	Value
Edelweiss Financial Services Ltd.	146,943	$111,297
Eicher Motors Ltd.	35,195	1,468,872
EID Parry India Ltd.	63,545	420,371
EIH Ltd.(1)	32,352	64,430
Elecon Engineering Co. Ltd.	37,000	172,234
Electrosteel Castings Ltd.	150,505	68,851
Emami Ltd.	74,951	453,716
Endurance Technologies Ltd.	8,816	164,571
Engineers India Ltd.	181,197	153,503
EPL Ltd.	50,090	106,460
Equitas Holdings Ltd.(1)	122,426	152,113
Eris Lifesciences Ltd.	8,852	76,469
Escorts Kubota Ltd.	32,530	810,983
Ester Industries Ltd.	21,161	42,632
Eveready Industries India Ltd.(1)	17,861	79,242
Everest Industries Ltd.	6,868	60,306
Everest Kanto Cylinder Ltd.	14,324	20,786
Excel Industries Ltd.	2,396	43,462
Exide Industries Ltd.	231,066	461,416
FDC Ltd.(1)	11,851	39,006
Federal Bank Ltd.	855,830	1,241,138
FIEM Industries Ltd.	2,287	42,519
Filatex India Ltd.	19,510	27,327
Fine Organic Industries Ltd.	1,757	135,365
Finolex Cables Ltd.	22,911	131,551
Finolex Industries Ltd.	89,019	168,182
Firstsource Solutions Ltd.	31,653	42,090
Force Motors Ltd.	1,685	27,229
Fortis Healthcare Ltd.(1)	6,563	24,070
Future Consumer Ltd.(1)	738,951	15,651
Gabriel India Ltd.	15,306	30,018
GAIL India Ltd.	416,859	708,088
Galaxy Surfactants Ltd.	3,257	133,132
Ganesha Ecosphere Ltd.	2,544	20,512
Garden Reach Shipbuilders & Engineers Ltd.	26,723	99,856
Gateway Rail Freight Ltd.	127,972	108,771
General Insurance Corp. of India	46,922	72,637
Genus Power Infrastructures Ltd.	50,411	52,790
Geojit Financial Services Ltd.	18,976	10,827
GHCL Ltd.	63,552	472,658
GIC Housing Finance Ltd.	9,147	16,742
GlaxoSmithKline Pharmaceuticals Ltd.	2,479	45,227
Glenmark Pharmaceuticals Ltd.	85,518	396,081
Globus Spirits Ltd.	6,451	69,884
GMR Infrastructure Ltd.(1)	141,365	63,130
Godawari Power and Ispat Ltd.	41,518	152,046
Godrej Agrovet Ltd.	886	5,777
Godrej Consumer Products Ltd.(1)	21,348	245,905
Godrej Properties Ltd.(1)	299	5,215
Gokaldas Exports Ltd.(1)	19,364	86,773
Granules India Ltd.	91,156	347,054

Avantis Emerging Markets Equity ETF
	Shares	Value
Graphite India Ltd.	33,367	$170,845
Grasim Industries Ltd.	71,891	1,498,312
Great Eastern Shipping Co. Ltd.	86,605	616,063
Greaves Cotton Ltd.	63,140	133,051
Greenpanel Industries Ltd.	36,834	205,541
Greenply Industries Ltd.	47,311	110,709
Gufic Biosciences Ltd.	21,615	56,632
Gujarat Alkalies & Chemicals Ltd.	15,153	167,132
Gujarat Ambuja Exports Ltd.	63,680	216,944
Gujarat Fluorochemicals Ltd.	5,413	224,430
Gujarat Gas Ltd.	41,449	243,907
Gujarat Industries Power Co. Ltd.	24,476	28,149
Gujarat Mineral Development Corp. Ltd.	53,625	110,508
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	63,798	593,712
Gujarat Pipavav Port Ltd.	190,970	207,374
Gujarat State Fertilizers & Chemicals Ltd.	185,622	363,965
Gujarat State Petronet Ltd.	107,329	323,464
Happiest Minds Technologies Ltd.	3,847	48,895
Hathway Cable & Datacom Ltd.(1)	327,684	72,881
Havells India Ltd.	11,875	205,576
HBL Power Systems Ltd.	108,784	109,632
HCL Technologies Ltd.	189,141	2,200,057
HDFC Asset Management Co. Ltd.	12,935	333,710
HDFC Life Insurance Co. Ltd.	60,548	433,899
HEG Ltd.	4,763	74,506
HeidelbergCement India Ltd.	21,787	51,954
Heritage Foods Ltd.	4,758	19,286
Hero MotoCorp Ltd.	21,434	755,017
HFCL Ltd.	373,176	342,658
HG Infra Engineering Ltd.	7,905	59,018
Hikal Ltd.	13,702	58,306
HIL Ltd.	1,459	67,291
Himadri Speciality Chemical Ltd., ADR	38,530	47,150
Himatsingka Seide Ltd.(1)	11,317	14,816
Hindalco Industries Ltd.	565,092	3,064,833
Hinduja Global Solutions Ltd.	6,962	129,678
Hindustan Copper Ltd.	17,442	25,586
Hindustan Oil Exploration Co. Ltd.(1)	16,740	33,981
Hindustan Petroleum Corp. Ltd.	237,554	721,034
Hindustan Unilever Ltd.	50,492	1,671,586
Hindware Home Innovation Ltd.	6,689	27,123
Housing Development Finance Corp. Ltd.	221,709	6,712,332
I G Petrochemicals Ltd.	7,893	58,272
ICICI Bank Ltd., ADR	186,857	4,080,957
ICICI Lombard General Insurance Co. Ltd.	35,064	563,251
ICICI Prudential Life Insurance Co. Ltd.	29,126	215,020
IDFC First Bank Ltd.(1)	867,361	527,968
IDFC Ltd.	903,171	769,383
IFB Industries Ltd.(1)	1,596	20,367
IFCI Ltd.(1)	361,243	49,155
IIFL Finance Ltd.	114,341	489,764

Avantis Emerging Markets Equity ETF
	Shares	Value
IIFL Securities Ltd.	68,787	$61,362
IIFL Wealth Management Ltd.	11,129	232,374
India Cements Ltd.	103,508	293,087
India Glycols Ltd.	6,368	70,607
Indiabulls Housing Finance Ltd.(1)	157,708	265,989
Indiabulls Real Estate Ltd.(1)	215,530	231,691
Indian Bank	156,661	376,989
Indian Energy Exchange Ltd.	152,162	303,251
Indian Hotels Co. Ltd.	68,826	243,548
Indian Metals & Ferro Alloys Ltd.	12,770	43,909
Indian Oil Corp. Ltd.	648,004	578,220
Indian Overseas Bank(1)	35,971	8,006
Indian Railway Catering & Tourism Corp. Ltd.	14,485	127,053
Indo Count Industries Ltd.	24,311	49,459
Indraprastha Medical Corp. Ltd.(1)	21,721	18,887
Indus Towers Ltd.	311,562	774,778
INEOS Styrolution India Ltd.	1,561	18,016
Infibeam Avenues Ltd.	30,456	5,998
Info Edge India Ltd.	10,032	539,651
Infosys Ltd., ADR	495,950	9,075,885
Inox Leisure Ltd.(1)	22,946	143,715
Inox Wind Ltd.(1)	24,296	33,717
Insecticides India Ltd.(1)	2,026	25,584
Intellect Design Arena Ltd.	24,958	183,193
InterGlobe Aviation Ltd.(1)	8,303	207,346
IOL Chemicals and Pharmaceuticals Ltd.	17,417	77,886
Ipca Laboratories Ltd.	51,413	581,770
IRB Infrastructure Developers Ltd.	55,466	162,881
IRCON International Ltd.	98,906	50,484
ISGEC Heavy Engineering Ltd.	2,727	16,260
ITD Cementation India Ltd.	21,419	28,293
J Kumar Infraprojects Ltd.	42,128	156,258
Jagran Prakashan Ltd.	44,477	34,997
Jai Corp. Ltd.	25,985	42,390
Jain Irrigation Systems Ltd.(1)	235,143	118,350
Jaiprakash Associates Ltd.(1)	521,016	53,182
Jaiprakash Power Ventures Ltd.(1)	1,605,118	150,112
Jammu & Kashmir Bank Ltd.(1)	221,834	87,210
Jamna Auto Industries Ltd.	36,500	52,945
JB Chemicals & Pharmaceuticals Ltd.	4,634	103,125
JBM Auto Ltd.	13,780	68,754
Jindal Poly Films Ltd.	9,031	118,207
Jindal Saw Ltd.	75,959	81,994
Jindal Stainless Hisar Ltd.(1)	71,738	217,831
Jindal Stainless Ltd.(1)	124,030	197,319
Jindal Steel & Power Ltd.	193,157	1,039,324
JK Cement Ltd.	15,080	509,073
JK Lakshmi Cement Ltd.	24,614	144,641
JK Paper Ltd.	49,726	258,380
JK Tyre & Industries Ltd.	96,052	166,436
JM Financial Ltd.	265,915	211,158

Avantis Emerging Markets Equity ETF
	Shares	Value
Johnson Controls-Hitachi Air Conditioning India Ltd.(1)	497	$9,887
JSW Energy Ltd.	101,564	431,606
JSW Steel Ltd.	249,402	2,068,325
Jubilant Foodworks Ltd.	67,115	511,231
Jubilant Ingrevia Ltd.	11,999	69,671
Jubilant Pharmova Ltd.	18,288	80,039
Just Dial Ltd.(1)	6,866	50,340
Kajaria Ceramics Ltd.	19,394	281,230
Kalpataru Power Transmission Ltd.	27,696	141,141
Kalyani Steels Ltd.	4,946	19,721
Karnataka Bank Ltd.	117,924	109,808
Karur Vysya Bank Ltd.	353,013	299,912
Kaveri Seed Co. Ltd.	17,663	100,587
KCP Ltd.	13,450	19,347
KEC International Ltd.	67,848	344,431
KEI Industries Ltd.	5,386	98,149
Kellton Tech Solutions Ltd.	21,339	18,273
Kiri Industries Ltd.(1)	6,687	40,871
Kirloskar Ferrous Industries Ltd.	53,234	168,169
Kitex Garments Ltd.	19,681	56,133
KNR Constructions Ltd.	85,833	278,438
Kolte-Patil Developers Ltd.	12,134	46,495
Kotak Mahindra Bank Ltd.	76,098	1,805,362
KPIT Technologies Ltd.	80,575	556,691
KPR Mill Ltd.	33,605	252,734
KRBL Ltd.	41,605	163,152
L&T Finance Holdings Ltd.	521,748	512,438
L&T Technology Services Ltd.	5,165	236,548
Larsen & Toubro Infotech Ltd.	9,662	552,892
Larsen & Toubro Ltd.	162,769	3,884,846
Laurus Labs Ltd.	88,140	634,468
LG Balakrishnan & Bros Ltd.	6,278	54,458
LIC Housing Finance Ltd.	177,489	901,846
Lincoln Pharmaceuticals Ltd.	6,400	22,933
Linde India Ltd.	2,410	102,866
LT Foods Ltd.	88,028	104,330
Lupin Ltd.	73,268	612,260
LUX Industries Ltd.	1,865	42,218
Mahanagar Gas Ltd.	15,906	172,830
Maharashtra Scooters Ltd.	500	26,065
Maharashtra Seamless Ltd.	15,828	165,347
Mahindra & Mahindra Financial Services Ltd.	354,517	902,915
Mahindra & Mahindra Ltd.	248,552	4,034,155
Mahindra CIE Automotive Ltd.	20,725	70,805
Mahindra Holidays & Resorts India Ltd.(1)	7,144	23,374
Mahindra Lifespace Developers Ltd.	5,296	34,220
Mahindra Logistics Ltd.	11,828	71,079
Maithan Alloys Ltd.	5,265	67,758
Man Infraconstruction Ltd.	41,698	47,067
Manali Petrochemicals Ltd.	80,005	91,911
Manappuram Finance Ltd.	307,314	403,738

Avantis Emerging Markets Equity ETF
	Shares	Value
Mangalam Cement Ltd.	7,000	$29,892
Marico Ltd.	121,947	800,565
Marksans Pharma Ltd.	72,230	46,931
Maruti Suzuki India Ltd.	21,313	2,404,051
MAS Financial Services Ltd.	10,285	96,247
Mastek Ltd.	4,905	114,937
Mayur Uniquoters Ltd.	3,977	24,044
Mazagon Dock Shipbuilders Ltd.	14,877	72,419
Meghmani Finechem Ltd.(1)	9,434	167,153
Meghmani Organics Ltd.	109,721	166,582
Metropolis Healthcare Ltd.	5,896	105,082
Minda Corp. Ltd.	25,905	72,431
Mindtree Ltd.	16,262	661,700
Mirza International Ltd.(1)	16,051	63,695
Mishra Dhatu Nigam Ltd.	22,478	55,884
MOIL Ltd.	40,373	82,595
Mold-Tek Packaging Ltd.	2,551	29,872
Motherson Sumi Wiring India Ltd.	196,201	199,336
Motilal Oswal Financial Services Ltd.	28,303	271,280
Mphasis Ltd.	22,200	584,026
MRF Ltd.	771	821,825
Mrs Bectors Food Specialities Ltd.	5,977	25,934
MSTC Ltd.	10,973	37,247
Multi Commodity Exchange of India Ltd.	9,338	149,607
Muthoot Finance Ltd.	41,507	543,794
Narayana Hrudayalaya Ltd.	13,965	122,097
Natco Pharma Ltd.	30,624	235,510
National Aluminium Co. Ltd.	671,550	668,736
National Fertilizers Ltd.(1)	53,307	33,281
Nava Ltd.	72,134	203,164
Navneet Education Ltd.	18,910	33,437
NBCC India Ltd.	494,783	211,691
NCC Ltd.	253,673	220,248
NCL Industries Ltd.	7,144	16,315
NELCO Ltd.	5,720	69,914
Neogen Chemicals Ltd.	3,235	59,681
NESCO Ltd.	6,909	49,607
Nestle India Ltd.	5,523	1,375,110
Neuland Laboratories Ltd.	2,794	44,157
Newgen Software Technologies Ltd.	4,838	23,604
NIIT Ltd.	47,453	204,175
Nilkamal Ltd.	800	20,532
Nippon Life India Asset Management Ltd.	63,034	237,034
NLC India Ltd.	136,872	129,919
NOCIL Ltd.	13,492	44,261
NTPC Ltd.	1,199,170	2,458,128
Oberoi Realty Ltd.	33,204	415,031
Oil & Natural Gas Corp. Ltd.	621,580	1,076,026
Oil India Ltd.	107,677	259,274
Olectra Greentech Ltd.(1)	18,741	144,057
OnMobile Global Ltd.	15,331	23,616

Avantis Emerging Markets Equity ETF
	Shares	Value
Oracle Financial Services Software Ltd.	10,630	$419,957
Orient Cement Ltd.	111,521	166,410
Orient Electric Ltd.	45,372	147,065
Page Industries Ltd.	902	574,680
Paisalo Digital Ltd.	28,560	26,724
Panama Petrochem Ltd.	12,000	48,448
Parag Milk Foods Ltd.	1,585	2,192
PCBL Ltd.	122,208	208,875
Persistent Systems Ltd.	15,516	674,791
Petronet LNG Ltd.	301,952	833,013
Phoenix Mills Ltd.	5,274	92,236
PI Industries Ltd.	8,448	361,230
Pidilite Industries Ltd.	13,424	458,235
Piramal Enterprises Ltd.	27,760	366,290
Piramal Pharma Ltd.(1)	111,040	304,455
PNB Gilts Ltd.	22,203	17,683
PNB Housing Finance Ltd.(1)	36,647	158,951
PNC Infratech Ltd.	46,836	165,224
Pokarna Ltd.	6,924	47,549
Poly Medicure Ltd.	2,282	24,239
Polycab India Ltd.	8,365	256,575
Polyplex Corp. Ltd.	16,298	435,967
Poonawalla Fincorp Ltd.	59,543	225,127
Power Finance Corp. Ltd.	70,033	104,393
Power Grid Corp. of India Ltd.	893,685	2,558,684
Power Mech Projects Ltd.(1)	2,490	43,760
Praj Industries Ltd.	66,164	344,126
Prakash Industries Ltd.(1)	19,502	13,608
Prestige Estates Projects Ltd.	39,944	226,838
Pricol Ltd.(1)	50,806	109,285
Prince Pipes & Fittings Ltd.	12,478	90,952
Prism Johnson Ltd.(1)	51,053	80,176
Privi Speciality Chemicals Ltd.	2,600	44,963
Procter & Gamble Health Ltd.	55	2,901
PSP Projects Ltd.	3,816	28,805
PTC India Ltd.	120,717	127,438
Quess Corp. Ltd.	9,082	64,632
Radico Khaitan Ltd.	19,433	253,029
Rain Industries Ltd.	3,155	7,768
Rajesh Exports Ltd.	19,058	140,427
Rallis India Ltd.	30,724	86,407
Ramco Cements Ltd.	51,015	481,360
Ramco Industries Ltd.	7,096	18,689
Ramkrishna Forgings Ltd.	20,160	50,115
Ramky Infrastructure Ltd.(1)	7,149	17,247
Rashtriya Chemicals & Fertilizers Ltd.	132,601	163,109
Raymond Ltd.	29,993	357,333
RBL Bank Ltd.(1)	133,725	201,855
REC Ltd.	691,432	938,835
Redington India Ltd.	330,156	616,029
Relaxo Footwears Ltd.	4,267	53,235

Avantis Emerging Markets Equity ETF
	Shares	Value
Reliance Industrial Infrastructure Ltd.	1,798	$22,799
Reliance Industries Ltd., GDR	147,285	9,675,556
Reliance Infrastructure Ltd.(1)	73,282	147,253
Reliance Power Ltd.(1)	1,967,209	408,670
Repco Home Finance Ltd.	16,729	51,360
Rhi Magnesita India Ltd.	18,440	135,586
Route Mobile Ltd.	1,407	26,422
RSWM Ltd.	4,000	19,231
Rupa & Co. Ltd.	8,000	34,101
Sagar Cements Ltd.	9,772	24,916
Samvardhana Motherson International Ltd.	385,316	587,711
Sanghi Industries Ltd.(1)	10,104	6,930
Sanofi India Ltd.	4,227	327,715
Sarda Energy & Minerals Ltd.	8,082	92,240
Saregama India Ltd.	5,611	28,064
Satia Industries Ltd.	20,542	29,567
SBI Cards & Payment Services Ltd.	17,809	204,203
SBI Life Insurance Co. Ltd.	40,013	661,244
Schaeffler India Ltd.	5,445	206,078
SEAMEC Ltd.(1)	1,917	26,054
Sequent Scientific Ltd.	4,729	6,642
SH Kelkar & Co. Ltd.	10,925	19,664
Shankara Building Products Ltd.	4,974	47,273
Sharda Cropchem Ltd.	16,930	109,310
Share India Securities Ltd.	11,524	160,900
Shilpa Medicare Ltd.	9,817	48,129
Shipping Corp. of India Ltd.	62,678	92,055
Shree Cement Ltd.	1,472	404,094
Shree Digvijay Cement Co. Ltd.	24,457	20,766
Shree Renuka Sugars Ltd.(1)	59,409	34,490
Shriram City Union Finance Ltd.	13,662	324,753
Shriram Transport Finance Co. Ltd.	84,886	1,424,753
Siemens Ltd.	8,514	305,691
Siyaram Silk Mills Ltd.	4,811	30,113
SKF India Ltd.	3,745	227,256
Sobha Ltd.	29,353	254,180
Solar Industries India Ltd.	3,514	146,149
Somany Ceramics Ltd.(1)	5,124	41,106
Sonata Software Ltd.	39,554	350,220
South Indian Bank Ltd.(1)	293,008	30,021
Southern Petrochemical Industries Corp. Ltd.(1)	114,672	87,183
Spandana Sphoorty Financial Ltd.(1)	16,835	114,722
SRF Ltd.	25,875	816,558
Star Cement Ltd.(1)	22,000	26,081
State Bank of India, GDR	31,180	2,059,707
Sterling and Wilson Renewable(1)	27,192	100,354
Sterlite Technologies Ltd.	54,881	117,021
Strides Pharma Science Ltd.(1)	29,009	119,338
Sudarshan Chemical Industries Ltd.	20,068	114,859
Sumitomo Chemical India Ltd.	29,259	178,649
Sun Pharma Advanced Research Co. Ltd.(1)	5,387	15,381

Avantis Emerging Markets Equity ETF
	Shares	Value
Sun Pharmaceutical Industries Ltd.	195,650	$2,183,496
Sun TV Network Ltd.	44,030	275,012
Sundaram Finance Ltd.	5,399	141,492
Sundram Fasteners Ltd.	8,949	93,321
Sunflag Iron & Steel Co.(1)	32,298	35,455
Sunteck Realty Ltd.	17,217	101,936
Suprajit Engineering Ltd.	30,007	126,937
Supreme Industries Ltd.	27,378	671,973
Supreme Petrochem Ltd.	14,289	139,095
Surya Roshni Ltd.	4,130	25,331
Suven Pharmaceuticals Ltd.	29,490	180,620
Suzlon Energy Ltd.(1)	537,185	54,531
Swaraj Engines Ltd.	1,157	23,138
Tamil Nadu Newsprint & Papers Ltd.	42,975	136,677
Tamilnadu Petroproducts Ltd.	58,751	74,171
Tanla Platforms Ltd.	51,746	458,048
TARC Ltd.(1)	31,587	16,981
Tata Chemicals Ltd.	75,652	1,063,103
Tata Communications Ltd.	49,195	735,715
Tata Consultancy Services Ltd.	120,853	4,819,809
Tata Consumer Products Ltd.	21,954	221,890
Tata Elxsi Ltd.	6,087	678,968
Tata Investment Corp. Ltd.	5,111	102,206
Tata Metaliks Ltd.	6,955	67,143
Tata Motors Ltd., ADR(1)(2)	102,123	2,961,567
Tata Power Co. Ltd.	389,194	1,141,259
Tata Steel Long Products Ltd.	8,116	62,936
Tata Steel Ltd.	2,554,822	3,430,110
Tata Teleservices Maharashtra Ltd.(1)	42,691	57,856
TCI Express Ltd.	2,703	59,504
TeamLease Services Ltd.(1)	2,705	114,596
Tech Mahindra Ltd.	158,234	2,108,235
Tejas Networks Ltd.(1)	8,477	64,408
Texmaco Rail & Engineering Ltd.	136,529	84,942
Thermax Ltd.	21,660	652,026
Thirumalai Chemicals Ltd.	53,644	156,163
Thomas Cook India Ltd.(1)	31,992	28,909
Thyrocare Technologies Ltd.	4,641	35,843
Tide Water Oil Co. India Ltd.	3,215	45,707
Time Technoplast Ltd.	81,039	120,081
Timken India Ltd.	3,048	114,795
Tinplate Co. of India Ltd.	23,219	91,182
Titagarh Wagons Ltd.(1)	33,440	71,164
Titan Co. Ltd.	18,943	613,834
Torrent Pharmaceuticals Ltd.	30,325	585,963
Torrent Power Ltd.	53,993	391,879
Transport Corp. of India Ltd.	10,925	97,187
Trent Ltd.	11,770	205,858
Trident Ltd.	506,689	229,554
Triveni Engineering & Industries Ltd.	52,908	154,743
Triveni Turbine Ltd.	30,164	76,814

Avantis Emerging Markets Equity ETF
	Shares	Value
TTK Prestige Ltd.	2,550	$30,516
Tube Investments of India Ltd.	27,683	780,542
TV Today Network Ltd.	12,283	43,306
TV18 Broadcast Ltd.(1)	217,536	109,963
Uflex Ltd.	36,177	352,686
Ujjivan Financial Services Ltd.(1)	8,440	20,531
UltraTech Cement Ltd.	11,982	996,122
United Spirits Ltd.(1)	74,872	756,797
UPL Ltd.	49,277	471,978
Usha Martin Ltd.	59,005	104,010
UTI Asset Management Co. Ltd.	25,595	262,376
V-Guard Industries Ltd.	1,107	3,130
VA Tech Wabag Ltd.(1)	19,467	63,897
Vaibhav Global Ltd.	7,950	34,333
Vakrangee Ltd.	175,114	60,408
Valiant Organics Ltd.(1)	6,994	51,756
Vardhman Textiles Ltd.	40,505	167,217
Varun Beverages Ltd.	58,057	748,773
Vedanta Ltd.	404,628	1,356,074
Venky's India Ltd.	3,565	93,017
Vidhi Specialty Food Ingredients Ltd.	7,127	34,719
Vinati Organics Ltd.(1)	4,973	136,474
VIP Industries Ltd.	4,143	30,578
Visaka Industries Ltd.	4,647	35,147
Vodafone Idea Ltd.(1)	1,680,095	188,388
Voltas Ltd.	10,398	129,472
VRL Logistics Ltd.	22,001	169,923
VST Tillers Tractors Ltd.	1,038	32,717
Welspun Corp. Ltd.	104,612	293,322
Welspun India Ltd.	93,718	89,853
West Coast Paper Mills Ltd.	12,238	95,969
Westlife Development Ltd.(1)	4,792	38,588
Wipro Ltd., ADR	199,396	998,974
Wockhardt Ltd.(1)	8,602	25,720
Yes Bank Ltd.(1)	4,261,677	873,496
Zee Entertainment Enterprises Ltd.	404,697	1,289,345
Zee Media Corp. Ltd.(1)	136,836	31,741
Zen Technologies Ltd.	11,632	30,195
Zensar Technologies Ltd.	56,416	160,286
		227,472,699
Indonesia — 2.4%
Ace Hardware Indonesia Tbk PT	576,500	27,973
Adaro Energy Indonesia Tbk PT	6,679,400	1,592,347
Adhi Karya Persero Tbk PT(1)	661,700	36,090
Adi Sarana Armada Tbk PT(1)	488,400	47,975
AKR Corporindo Tbk PT	5,702,500	460,875
Alam Sutera Realty Tbk PT(1)	486,000	5,889
Aneka Gas Industri Tbk PT	170,800	24,045
Aneka Tambang Tbk	4,068,900	544,080
Astra Agro Lestari Tbk PT	175,900	108,421
Astra International Tbk PT	4,575,100	2,146,724

Avantis Emerging Markets Equity ETF
	Shares	Value
Bank BTPN Syariah Tbk PT	472,400	$94,139
Bank Bukopin Tbk PT(1)	3,742,897	46,120
Bank Central Asia Tbk PT	4,451,500	2,458,220
Bank Jago Tbk PT(1)	151,100	85,619
Bank Mandiri Persero Tbk PT	4,232,800	2,518,875
Bank Negara Indonesia Persero Tbk PT	1,621,700	930,152
Bank Pan Indonesia Tbk PT	1,152,900	154,993
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	833,874	78,084
Bank Pembangunan Daerah Jawa Timur Tbk PT	862,000	41,811
Bank Rakyat Indonesia Persero Tbk PT	6,479,918	1,892,324
Bank Syariah Indonesia Tbk PT	155,400	15,885
Bank Tabungan Negara Persero Tbk PT	2,889,100	292,707
Barito Pacific Tbk PT	957,200	52,840
BFI Finance Indonesia Tbk PT	2,358,100	198,414
Buana Lintas Lautan Tbk PT(1)	4,340,500	49,424
Bukit Asam Tbk PT	1,928,100	551,687
Bumi Resources Tbk PT(1)	452,000	5,121
Bumi Serpong Damai Tbk PT(1)	1,713,500	106,067
Charoen Pokphand Indonesia Tbk PT	1,591,400	629,895
Ciputra Development Tbk PT	6,235,500	398,879
Delta Dunia Makmur Tbk PT(1)	4,766,600	120,651
Dharma Satya Nusantara Tbk PT	1,939,500	65,903
Elnusa Tbk PT	1,459,800	31,290
Erajaya Swasembada Tbk PT	3,010,100	98,891
Gajah Tunggal Tbk PT(1)	531,100	24,501
Global Mediacom Tbk PT(1)	976,100	23,665
Hanson International Tbk PT(1)	1,531,500	5,159
Indah Kiat Pulp & Paper Tbk PT	1,283,600	719,007
Indika Energy Tbk PT	1,315,600	254,157
Indo Tambangraya Megah Tbk PT	247,800	656,367
Indocement Tunggal Prakarsa Tbk PT	397,100	252,537
Indofood CBP Sukses Makmur Tbk PT	236,100	132,144
Indofood Sukses Makmur Tbk PT	1,258,600	528,002
Indomobil Sukses Internasional Tbk PT	19,800	1,133
Indosat Tbk PT	514,600	248,433
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	439,030	20,982
Integra Indocabinet Tbk PT	481,500	16,702
Jaccs Mitra Pinasthika Mustika Tbk PT	309,400	21,262
Japfa Comfeed Indonesia Tbk PT	1,745,900	186,312
Jasa Marga Persero Tbk PT(1)	940,300	217,791
Kalbe Farma Tbk PT	6,333,600	716,197
Kino Indonesia Tbk PT	52,400	8,369
Link Net Tbk PT(1)	366,800	117,369
Lippo Karawaci Tbk PT(1)	5,989,600	46,383
Matahari Department Store Tbk PT	1,171,600	302,663
Matahari Putra Prima Tbk PT(1)	1,186,000	14,869
Medco Energi Internasional Tbk PT	4,898,020	283,909
Media Nusantara Citra Tbk PT	2,569,600	158,251
Merdeka Copper Gold Tbk PT(1)	1,926,158	553,906
Mitra Adiperkasa Tbk PT(1)	9,138,700	620,930
Mitra Keluarga Karyasehat Tbk PT	1,364,000	244,342

Avantis Emerging Markets Equity ETF
	Shares	Value
MNC Kapital Indonesia Tbk PT(1)	6,385,800	$49,545
MNC Studios International Tbk PT	434,500	167,649
MNC Vision Networks Tbk PT(1)	5,403,500	33,882
Pabrik Kertas Tjiwi Kimia Tbk PT	305,600	139,355
Pacific Strategic Financial Tbk PT(1)	828,800	66,730
Pakuwon Jati Tbk PT	3,204,800	104,460
Panin Financial Tbk PT	4,121,600	106,034
Perusahaan Gas Negara Tbk PT	3,854,000	476,805
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,913,200	152,034
PP Persero Tbk PT(1)	1,481,700	100,682
PT Medikaloka Hermina Tbk	2,312,900	232,450
PT Temas Tbk	475,200	77,865
Puradelta Lestari Tbk PT	976,100	11,573
Ramayana Lestari Sentosa Tbk PT	547,700	21,755
Salim Ivomas Pratama Tbk PT	183,800	5,644
Samudera Indonesia Tbk PT	724,600	126,062
Sarana Menara Nusantara Tbk PT	4,071,900	340,420
Semen Indonesia Persero Tbk PT	1,035,300	459,736
Sentul City Tbk PT(1)	1,197,800	4,512
Siloam International Hospitals Tbk PT	9,600	673
Smartfren Telecom Tbk PT(1)	39,123,800	260,980
Sri Rejeki Isman Tbk PT(1)	918,200	9,032
Summarecon Agung Tbk PT	2,844,978	114,765
Surya Citra Media Tbk PT	3,277,000	49,865
Surya Semesta Internusa Tbk PT(1)	423,900	10,446
Telkom Indonesia Persero Tbk PT, ADR(2)	101,772	3,060,284
Timah Tbk PT	1,423,400	143,068
Tower Bersama Infrastructure Tbk PT	3,145,700	597,227
Transcoal Pacific Tbk PT	87,900	49,152
Tunas Baru Lampung Tbk PT	339,100	17,582
Unilever Indonesia Tbk PT	970,700	299,972
United Tractors Tbk PT	612,100	1,393,793
Vale Indonesia Tbk PT(1)	256,900	105,296
Waskita Beton Precast Tbk PT(1)	238,300	1,525
Waskita Karya Persero Tbk PT(1)	3,601,745	136,856
Wijaya Karya Persero Tbk PT(1)	1,052,600	75,794
XL Axiata Tbk PT	1,130,000	200,085
		31,491,340
Malaysia — 1.9%
7-Eleven Malaysia Holdings Bhd, Class B	21,600	7,547
Aeon Co. M Bhd	267,700	87,587
AEON Credit Service M Bhd	4,800	15,092
Alliance Bank Malaysia Bhd	595,000	467,861
AMMB Holdings Bhd	756,500	703,126
Ann Joo Resources Bhd	103,300	24,013
Astro Malaysia Holdings Bhd(2)	96,000	17,866
ATA IMS Bhd	11,300	706
Axiata Group Bhd	318,400	215,918
Bank Islam Malaysia Bhd	287,000	166,981
Berjaya Corp. Bhd(1)	1,458,268	78,007
Berjaya Land Bhd(1)	2,900	149

Avantis Emerging Markets Equity ETF
	Shares	Value
Bermaz Auto Bhd	148,900	$60,432
Boustead Holdings Bhd(1)	572,700	83,180
Boustead Plantations Bhd	491,100	84,773
Bumi Armada Bhd(1)	1,873,000	172,142
Bursa Malaysia Bhd	179,900	257,105
Cahya Mata Sarawak Bhd	204,700	42,941
Capital A Bhd(1)	140,600	18,895
Carlsberg Brewery Malaysia Bhd	16,900	87,248
Chin Hin Group Bhd(2)	82,400	47,524
CIMB Group Holdings Bhd	866,790	1,036,567
CSC Steel Holdings Bhd	75,000	19,895
CTOS Digital Bhd	109,100	34,835
D&O Green Technologies Bhd	80,000	68,267
Dagang NeXchange Bhd(2)	1,759,400	331,899
Dayang Enterprise Holdings Bhd	114,920	27,758
Dialog Group Bhd	392,200	212,164
DiGi.Com Bhd	412,900	344,619
DRB-Hicom Bhd	107,800	34,589
Dufu Technology Corp. Bhd	13,600	8,563
Duopharma Biotech Bhd	10,630	2,937
Eco World Development Group Bhd	601,900	89,604
Eco World International Bhd(1)	194,300	14,901
Ekovest Bhd(1)	1,008,300	86,207
Evergreen Fibreboard Bhd	239,000	27,272
Formosa Prosonic Industries Bhd	28,500	19,764
Fraser & Neave Holdings Bhd	18,300	91,248
Frontken Corp. Bhd	227,250	137,740
Gamuda Bhd	582,323	496,173
Genting Bhd	667,200	697,348
Genting Malaysia Bhd	314,300	208,624
Genting Plantations Bhd	105,000	157,053
Globetronics Technology Bhd	102,800	28,654
Greatech Technology Bhd(1)	94,500	74,677
HAP Seng Consolidated Bhd	65,700	101,944
Hap Seng Plantations Holdings Bhd	58,900	29,701
Hartalega Holdings Bhd	487,700	180,565
Heineken Malaysia Bhd	29,500	155,086
Hengyuan Refining Co. Bhd(1)	57,800	68,386
Hextar Global Bhd	58,320	20,865
Hiap Teck Venture Bhd	691,900	42,780
Hibiscus Petroleum Bhd	1,440,600	337,512
Hong Leong Bank Bhd	78,200	363,985
Hong Leong Capital Bhd	24,300	34,228
Hong Leong Financial Group Bhd	45,900	198,412
Hong Seng Consolidated Bhd(1)	180,800	18,804
Hup Seng Industries Bhd	9,000	1,467
IHH Healthcare Bhd	133,200	183,839
IJM Corp. Bhd	1,365,600	519,773
Inari Amertron Bhd	462,900	275,504
Innoprise Plantations Bhd	67,500	23,761
IOI Corp. Bhd	234,200	220,933

Avantis Emerging Markets Equity ETF
	Shares	Value
IOI Properties Group Bhd	130,000	$28,654
Jaya Tiasa Holdings Bhd(1)	590,500	80,652
KNM Group Bhd(1)	595,500	15,270
Kossan Rubber Industries Bhd	653,800	147,119
KPJ Healthcare Bhd	353,700	69,007
Kuala Lumpur Kepong Bhd	54,900	283,666
Kumpulan Perangsang Selangor Bhd	6,000	960
Leong Hup International Bhd(1)	10,100	1,099
Lotte Chemical Titan Holding Bhd	179,600	68,548
Mah Sing Group Bhd	235,900	32,051
Malakoff Corp. Bhd	157,200	24,315
Malayan Banking Bhd	753,496	1,507,367
Malayan Flour Mills Bhd	212,300	28,075
Malaysia Airports Holdings Bhd(1)	178,300	232,986
Malaysia Building Society Bhd(2)	1,018,892	131,338
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	10,900	948
Malaysian Bulk Carriers Bhd(1)	163,800	15,101
Malaysian Pacific Industries Bhd	20,000	134,286
Malaysian Resources Corp. Bhd	259,300	20,137
Matrix Concepts Holdings Bhd	77,400	39,175
Maxis Bhd(2)	245,800	210,705
Media Prima Bhd	407,400	42,630
Mega First Corp. Bhd	26,400	21,357
MISC Bhd	290,300	459,325
MNRB Holdings Bhd	10,700	2,329
Muda Holdings Bhd	27,400	10,942
My EG Services Bhd	756,914	134,211
Nestle Malaysia Bhd	7,800	231,452
OSK Holdings Bhd	20,000	4,149
Padini Holdings Bhd	3,200	2,383
Pantech Group Holdings Bhd	203,100	30,049
PESTECH International Bhd	186,625	15,115
Petron Malaysia Refining & Marketing Bhd	26,800	32,258
Petronas Chemicals Group Bhd	453,100	888,742
Petronas Dagangan Bhd	34,300	179,657
Petronas Gas Bhd	118,500	457,945
Pos Malaysia Bhd(1)	5,700	809
Power Root Bhd	5,800	2,376
PPB Group Bhd	64,500	253,549
Press Metal Aluminium Holdings Bhd	219,300	232,435
Public Bank Bhd	2,710,000	2,845,608
QL Resources Bhd	90,000	102,570
Ranhill Utilities Bhd(1)	299	28
RHB Bank Bhd	576,942	737,205
Rubberex Corp. M Bhd(1)	196,500	17,727
Sam Engineering & Equipment M Bhd	50,800	49,066
Sarawak Oil Palms Bhd	168,750	103,797
Sarawak Plantation Bhd	45,200	21,862
Scientex Bhd	194,100	152,554
SEG International Bhd	12,300	1,746
Sime Darby Bhd	722,800	368,266

Avantis Emerging Markets Equity ETF
	Shares	Value
Sime Darby Plantation Bhd	547,357	$544,074
Sime Darby Property Bhd	367,700	39,288
SKP Resources Bhd	118,000	44,379
SP Setia Bhd Group	409,900	68,349
Sports Toto Bhd	61,307	24,729
Sunway Bhd	502,448	183,530
Sunway Construction Group Bhd	55,900	19,303
Supermax Corp. Bhd	681,422	110,856
Syarikat Takaful Malaysia Keluarga Bhd	79,874	59,332
Ta Ann Holdings Bhd	165,600	147,376
TASCO Bhd	91,000	19,109
TDM Bhd	278,600	13,064
Telekom Malaysia Bhd	318,700	423,672
Tenaga Nasional Bhd	484,100	971,798
Thong Guan Industries Bhd	44,400	25,240
TIME dotCom Bhd	172,800	183,759
Tiong NAM Logistics Holdings(1)	95,600	13,216
Top Glove Corp. Bhd	1,251,500	224,075
Tropicana Corp. Bhd(1)	20,482	5,303
TSH Resources Bhd	488,400	120,706
Uchi Technologies Bhd	42,900	31,937
UEM Sunrise Bhd(1)	10,800	706
UMW Holdings Bhd	36,100	24,738
Unisem M Bhd	172,200	104,292
United Plantations Bhd	31,000	102,366
UOA Development Bhd	1,700	652
UWC Bhd	43,100	37,145
Velesto Energy Bhd(1)	2,752,500	51,732
ViTrox Corp. Bhd	6,000	9,536
VS Industry Bhd(2)	949,200	212,403
Wah Seong Corp. Bhd(1)	136,000	20,292
Westports Holdings Bhd	222,600	172,633
Yinson Holdings Bhd	726,600	341,116
YTL Corp. Bhd	775,813	101,937
		24,594,240
Mexico — 2.3%
Alfa SAB de CV, Class A	1,474,748	931,851
Alpek SAB de CV	35,137	48,293
Alsea SAB de CV(1)	396,698	718,709
America Movil SAB de CV, Class L ADR(2)	231,409	3,933,953
Arca Continental SAB de CV	83,983	568,432
Banco del Bajio SA	344,462	721,701
Becle SAB de CV	38,227	77,909
Bolsa Mexicana de Valores SAB de CV	117,102	210,936
Cemex SAB de CV, ADR(1)	109,607	409,930
Coca-Cola Femsa SAB de CV	151,389	924,197
Consorcio ARA SAB de CV	34,198	5,568
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)(2)	41,350	367,188
Corp. Inmobiliaria Vesta SAB de CV	159,668	295,219
El Puerto de Liverpool SAB de CV, Class C1(2)	7,605	33,891
Fomento Economico Mexicano SAB de CV, ADR	17,132	1,074,348

Avantis Emerging Markets Equity ETF
	Shares	Value
GCC SAB de CV	54,498	$313,168
Genomma Lab Internacional SAB de CV, Class B	522,396	426,806
Gentera SAB de CV	787,672	617,345
Gruma SAB de CV, B Shares	110,666	1,209,847
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	8,761	457,938
Grupo Aeroportuario del Pacifico SAB de CV, ADR	7,133	1,016,952
Grupo Aeroportuario del Sureste SAB de CV, ADR	4,069	860,471
Grupo Bimbo SAB de CV, Series A	228,837	770,911
Grupo Carso SAB de CV, Series A1	70,857	243,207
Grupo Comercial Chedraui SA de CV	100,512	285,224
Grupo Financiero Banorte SAB de CV, Class O	482,713	2,851,257
Grupo Financiero Inbursa SAB de CV, Class O(1)(2)	610,417	956,234
Grupo GICSA SAB de CV(1)	21,090	1,958
Grupo Industrial Saltillo SAB de CV	26,514	39,482
Grupo Mexico SAB de CV, Series B	599,340	2,257,956
Grupo Rotoplas SAB de CV(1)	4,698	6,417
Grupo Televisa SAB, ADR	212,861	1,347,410
Grupo Traxion SAB de CV(1)(2)	124,800	138,078
Hoteles City Express SAB de CV(1)	9,494	1,734
Industrias Bachoco SAB de CV	13,371	52,856
Industrias Penoles SAB de CV	78,632	650,124
Kimberly-Clark de Mexico SAB de CV, A Shares(2)	207,002	281,017
La Comer SAB de CV(2)	170,365	287,768
Megacable Holdings SAB de CV	358,749	752,524
Nemak SAB de CV(1)	896,695	189,162
Operadora de Sites Mexicanos SA de CV	128,052	127,439
Orbia Advance Corp. SAB de CV	310,820	586,264
Promotora y Operadora de Infraestructura SAB de CV	61,602	433,429
Qualitas Controladora SAB de CV	117,498	514,690
Regional SAB de CV	111,888	604,911
Unifin Financiera SAB de CV(1)(2)	17,710	1,530
Wal-Mart de Mexico SAB de CV	445,796	1,460,872
		30,067,106
Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR	169,790	903,283
Credicorp Ltd.	8,384	1,080,614
Intercorp Financial Services, Inc.	19,042	410,545
Southern Copper Corp.	10,357	487,504
		2,881,946
Philippines — 0.9%
Aboitiz Equity Ventures, Inc.	585,770	584,239
Aboitiz Power Corp.	60,500	33,688
ACEN Corp.	835,520	111,268
Alliance Global Group, Inc.	1,108,600	197,975
Ayala Corp.	46,790	583,074
Ayala Land, Inc.	712,600	361,739
Ayalaland Logistics Holdings Corp.(1)	28,000	1,806
Bank of the Philippine Islands	434,110	732,946
BDO Unibank, Inc.	400,540	915,893
Cebu Air, Inc.(1)	19,350	14,169
Century Pacific Food, Inc.	256,200	113,157

Avantis Emerging Markets Equity ETF
	Shares	Value
Converge Information and Communications Technology Solutions, Inc.(1)	643,700	$198,486
Cosco Capital, Inc.	227,200	17,450
DITO CME Holdings Corp.(1)	425,200	28,588
DMCI Holdings, Inc.	2,846,800	480,976
East West Banking Corp.	65,600	7,992
Filinvest Land, Inc.	519,000	8,219
Ginebra San Miguel, Inc.	7,600	14,361
Global Ferronickel Holdings, Inc.	757,000	31,639
Globe Telecom, Inc.	7,670	286,179
GT Capital Holdings, Inc.	39,760	340,540
International Container Terminal Services, Inc.	172,240	554,727
JG Summit Holdings, Inc.	415,834	378,141
Jollibee Foods Corp.	102,430	436,585
LT Group, Inc.	183,600	28,824
Manila Electric Co.	52,080	278,922
Manila Water Co., Inc.	265,100	73,048
Max's Group, Inc.(1)	15,000	1,496
Megaworld Corp.	3,128,800	138,891
Metro Pacific Investments Corp.	4,116,000	273,116
Metropolitan Bank & Trust Co.	857,140	801,108
Monde Nissin Corp.(1)	647,800	190,119
Nickel Asia Corp.	1,572,800	159,355
Petron Corp.(1)	137,700	7,521
Pilipinas Shell Petroleum Corp.	7,000	2,610
PLDT, Inc., ADR(2)	17,924	521,230
Puregold Price Club, Inc.	289,500	176,294
Robinsons Land Corp.	742,200	247,825
Robinsons Retail Holdings, Inc.	128,010	136,599
Security Bank Corp.	307,900	492,181
Semirara Mining & Power Corp.	478,300	349,843
SM Investments Corp.	25,075	370,131
SM Prime Holdings, Inc.	744,500	500,469
Universal Robina Corp.	186,550	404,901
Vista Land & Lifescapes, Inc.	266,100	9,539
Wilcon Depot, Inc.	279,300	148,893
		11,746,752
Poland — 0.7%
Alior Bank SA(1)	50,816	280,588
Allegro.eu SA(1)	24,626	129,168
AmRest Holdings SE(1)	9,743	41,095
Asseco Poland SA	5,620	85,677
Bank Handlowy w Warszawie SA	1,500	18,930
Bank Millennium SA(1)	269,763	216,808
Bank Polska Kasa Opieki SA	35,859	496,077
Budimex SA	1,528	82,109
CCC SA(1)	276	2,213
CD Projekt SA	22,721	405,185
Ciech SA(1)	8,081	54,997
Cyfrowy Polsat SA	30,113	124,194
Dino Polska SA(1)	7,626	556,344

Avantis Emerging Markets Equity ETF
	Shares	Value
Enea SA(1)	78,670	$126,579
Eurocash SA(1)	19,678	48,174
Famur SA(1)	28,812	17,971
Grupa Azoty SA(1)	20,814	144,063
Jastrzebska Spolka Weglowa SA(1)	45,345	458,052
KGHM Polska Miedz SA	30,381	569,321
KRUK SA	4,763	306,244
LPP SA	329	592,405
Lubelski Wegiel Bogdanka SA	857	9,010
mBank SA(1)	3,942	181,100
Orange Polska SA	282,077	359,465
PGE Polska Grupa Energetyczna SA(1)	68,057	103,743
Polski Koncern Naftowy ORLEN SA	121,876	1,578,564
Polskie Gornictwo Naftowe i Gazownictwo SA(1)	325,856	387,094
Powszechna Kasa Oszczednosci Bank Polski SA	65,141	324,959
Powszechny Zaklad Ubezpieczen SA	99,967	598,385
Santander Bank Polska SA	6,676	303,355
Tauron Polska Energia SA(1)	366,781	179,702
TEN Square Games SA	1,102	22,761
Warsaw Stock Exchange	5,163	37,759
XTB SA	11,743	54,491
		8,896,582
Romania†
MAS PLC	71,323	84,401
Russia(3)†
Gazprom PJSC, ADR(1)	13,735	1
Gazprom PJSC(1)	1,738,516	3
Globaltrans Investment PLC, GDR	112,592	11
LUKOIL PJSC	69,112	—
LUKOIL PJSC, ADR	2,950	—
Magnit PJSC	9,702	—
Magnit PJSC, GDR(1)	3	—
Mechel PJSC(1)	22,684	—
MMC Norilsk Nickel PJSC	6,947	—
MMC Norilsk Nickel PJSC, ADR	5,465	1
Mobile TeleSystems PJSC, ADR(1)	58,032	6
Novatek PJSC LI, GDR	215	—
Novatek PJSC, GDR	36,400	—
Novolipetsk Steel PJSC	405,900	1
PhosAgro PJSC(1)	275	—
PhosAgro PJSC LI, GDR	2	—
PhosAgro PJSC RX	14,221	—
Ros Agro PLC, GDR	2,060	—
Rosneft Oil Co. PJSC	192,337	—
Severstal PAO, GDR(1)	53,821	6
Tatneft PJSC, ADR	37,246	4
VTB Bank PJSC(1)	1,439,642,000	2,360
X5 Retail Group NV, GDR	13,628	1
		2,394
South Africa — 4.0%
Absa Group Ltd.	191,075	1,978,993

Avantis Emerging Markets Equity ETF
	Shares	Value
Adcock Ingram Holdings Ltd.	1,014	$2,922
Advtech Ltd.	35,578	33,912
AECI Ltd.(2)	73,859	357,619
African Rainbow Minerals Ltd.	61,838	851,676
Afrimat Ltd.	9,681	28,172
Alexander Forbes Group Holdings Ltd.	85,796	23,566
Anglo American Platinum Ltd.	5,079	354,563
AngloGold Ashanti Ltd., ADR	112,449	1,515,813
ArcelorMittal South Africa Ltd.(1)	60,938	18,102
Aspen Pharmacare Holdings Ltd.	106,892	917,325
Astral Foods Ltd.	25,588	308,552
AVI Ltd.	113,632	488,075
Barloworld Ltd.	113,243	576,404
Bid Corp. Ltd.	38,888	736,582
Bidvest Group Ltd.	55,899	700,232
Brait PLC(1)(2)	36,591	8,322
Capitec Bank Holdings Ltd.	9,487	1,128,055
Cashbuild Ltd.	1,658	22,001
City Lodge Hotels Ltd.(1)	91,493	22,757
Clicks Group Ltd.	38,264	665,285
Coronation Fund Managers Ltd.	64,473	118,691
DataTec Ltd.	25,021	61,972
Dis-Chem Pharmacies Ltd.	72,041	149,111
Discovery Ltd.(1)(2)	76,460	547,831
Distell Group Holdings Ltd.(1)	12,494	125,540
DRDGOLD Ltd.	84,738	45,917
Exxaro Resources Ltd.	56,532	720,231
Famous Brands Ltd.	3,093	10,268
FirstRand Ltd.	571,505	2,134,633
Foschini Group Ltd.	123,881	917,109
Gold Fields Ltd., ADR	219,789	1,778,093
Grindrod Shipping Holdings Ltd.	9,223	217,039
Harmony Gold Mining Co. Ltd., ADR	312,802	816,413
Impala Platinum Holdings Ltd.	207,671	2,176,049
Investec Ltd.	95,945	450,507
Kaap Agri Ltd.	1,532	3,418
KAP Industrial Holdings Ltd.	1,324,375	350,840
Kumba Iron Ore Ltd.(2)	9,172	203,062
Life Healthcare Group Holdings Ltd.	285,953	335,073
Massmart Holdings Ltd.(1)	20,403	69,223
Metair Investments Ltd.	41,971	64,742
MiX Telematics Ltd., ADR	5,715	45,720
Momentum Metropolitan Holdings	555,143	538,502
Motus Holdings Ltd.	104,328	706,984
Mr Price Group Ltd.	54,724	592,814
MTN Group Ltd.	310,736	2,249,121
MultiChoice Group	94,615	638,954
Murray & Roberts Holdings Ltd.(1)	20,297	10,558
Nampak Ltd.(1)	136,616	18,862
Naspers Ltd.,, N Shares	18,039	2,543,615
Nedbank Group Ltd.(2)	120,136	1,418,021

Avantis Emerging Markets Equity ETF
	Shares	Value
NEPI Rockcastle SA	148,256	$789,989
Netcare Ltd.	458,595	392,925
Ninety One Ltd.	49,468	111,477
Northam Platinum Holdings Ltd.(1)	52,637	495,905
Oceana Group Ltd.(2)	2,532	8,101
Old Mutual Ltd.	1,947,317	1,153,634
Omnia Holdings Ltd.	125,590	452,805
Pick n Pay Stores Ltd.(2)	138,734	500,669
PPC Ltd.(1)	754,515	112,168
Rand Merchant Investment Holdings Ltd.	173,970	274,624
Raubex Group Ltd.	14,747	30,031
Reinet Investments SCA	56,046	918,007
Remgro Ltd.	130,866	970,428
Reunert Ltd.	43,189	113,282
RFG Holdings Ltd.	19,543	11,503
RMB Holdings Ltd.(1)	124,786	13,128
Royal Bafokeng Platinum Ltd.(2)	95,967	813,523
Sanlam Ltd.	232,988	724,324
Santam Ltd.	9,542	135,441
Sappi Ltd.(1)(2)	350,200	933,493
Sasol Ltd., ADR(1)(2)	133,734	2,581,066
Shoprite Holdings Ltd.	104,789	1,420,941
Sibanye Stillwater Ltd., ADR(2)	201,335	1,807,988
SPAR Group Ltd.	61,760	563,635
Standard Bank Group Ltd.	202,927	1,810,830
Steinhoff International Holdings NV(1)	540,745	73,520
Super Group Ltd.	69,845	118,401
Telkom SA SOC Ltd.(1)	224,397	575,895
Thungela Resources Ltd.(2)	113,385	2,161,144
Tiger Brands Ltd.(2)	39,159	381,015
Transaction Capital Ltd.	16,857	37,065
Truworths International Ltd.	151,183	504,164
Tsogo Sun Gaming Ltd.(1)	11,283	8,282
Vodacom Group Ltd.	88,590	652,081
Wilson Bayly Holmes-Ovcon Ltd.	9,429	48,534
Woolworths Holdings Ltd.	160,005	521,998
Zeder Investments Ltd.(2)	120,266	12,690
		53,032,547
South Korea — 13.1%
ABLBio, Inc.(1)	10,483	177,422
Able C&C Co. Ltd.(1)	610	2,558
Advanced Process Systems Corp.	4,807	69,393
Aekyung Industrial Co. Ltd.	63	657
AfreecaTV Co. Ltd.	1,874	106,359
Ahnlab, Inc.	1,317	81,964
Alteogen, Inc.(1)	960	45,262
Amorepacific Corp.	4,608	419,978
AMOREPACIFIC Group	5,619	145,455
Ananti, Inc.(1)	42,423	214,700
APTC Co. Ltd.	1,177	14,782
Asiana Airlines, Inc.(1)	22,930	257,983

Avantis Emerging Markets Equity ETF
	Shares	Value
BGF Co. Ltd.	12,496	$37,593
BGF retail Co. Ltd.	3,194	382,573
BH Co. Ltd.	2,474	57,853
Binggrae Co. Ltd.	3,060	104,336
Bioneer Corp.(1)	7,543	168,333
BNK Financial Group, Inc.	142,413	710,115
Boditech Med, Inc.	3,086	24,958
Boryung	4,172	31,463
Bukwang Pharmaceutical Co. Ltd.	6,484	43,413
Byucksan Corp.	12,984	25,120
Caregen Co. Ltd.	654	61,920
Celltrion Healthcare Co. Ltd.	3,341	178,791
Celltrion Pharm, Inc.(1)	1,561	90,796
Celltrion, Inc.	15,550	2,188,779
Chabiotech Co. Ltd.(1)	5,918	75,020
Cheil Worldwide, Inc.	13,859	225,950
Chong Kun Dang Pharmaceutical Corp.	1,087	69,508
Chongkundang Holdings Corp.	112	4,992
Chunbo Co. Ltd.	124	20,792
CJ CheilJedang Corp.	2,210	670,376
CJ Corp.	6,881	400,354
CJ ENM Co. Ltd.	7,159	521,796
CJ Logistics Corp.(1)	3,862	340,404
Classys, Inc.	3,850	40,685
CMG Pharmaceutical Co. Ltd.(1)	9,916	20,747
Com2uSCorp	1,096	65,703
Cosmax, Inc.	4,069	189,378
Coway Co. Ltd.	23,095	1,095,729
COWELL FASHION Co. Ltd.	16,647	81,581
CrystalGenomics, Inc.(1)	11,842	32,118
CS Wind Corp.	1,378	70,206
Cuckoo Holdings Co. Ltd.	2,944	38,967
Cuckoo Homesys Co. Ltd.	4,724	111,629
Dae Han Flour Mills Co. Ltd.	490	53,456
Daeduck Electronics Co. Ltd.	27,026	592,646
Daesang Corp.	7,824	131,699
Daewon Pharmaceutical Co. Ltd.	2,047	24,934
Daewoo Engineering & Construction Co. Ltd.(1)	124,142	478,749
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	3,806	56,783
Daewoong Co. Ltd.	2,717	49,023
Daewoong Pharmaceutical Co. Ltd.	881	114,899
Daishin Securities Co. Ltd.	21,905	250,905
Daol Investment & Securities Co. Ltd.	28,641	97,731
Daou Data Corp.	10,233	92,274
Daou Technology, Inc.	16,706	233,592
DB Financial Investment Co. Ltd.	13,706	50,787
DB HiTek Co. Ltd.	18,112	621,689
DB Insurance Co. Ltd.	27,421	1,221,161
Dentium Co. Ltd.	4,690	305,046
DGB Financial Group, Inc.	97,412	539,905
DI Dong Il Corp.	2,393	31,431

Avantis Emerging Markets Equity ETF
	Shares	Value
DIO Corp.(1)	879	$17,519
DL E&C Co. Ltd.	17,573	533,379
DL Holdings Co. Ltd.	11,024	547,116
Dong-A Socio Holdings Co. Ltd.	783	63,358
Dong-A ST Co. Ltd.	975	40,935
Dongjin Semichem Co. Ltd.	16,489	420,719
DongKook Pharmaceutical Co. Ltd.	3,539	48,765
Dongkuk Steel Mill Co. Ltd.	43,318	424,354
Dongsuh Cos., Inc.	2,441	44,437
Dongwha Enterprise Co. Ltd.(1)	633	31,833
Dongwha Pharm Co. Ltd.	4,407	32,874
Dongwon Development Co. Ltd.	10,306	28,575
Dongwon F&B Co. Ltd.	482	55,693
Dongwon Industries Co. Ltd.	505	85,076
Dongwon Systems Corp.	602	24,194
Doosan Bobcat, Inc.	5,255	135,108
Doosan Co. Ltd.	327	20,012
Doosan Enerbility Co. Ltd.(1)	37,028	556,481
Doosan Fuel Cell Co. Ltd.(1)	1,092	30,892
Doosan Tesna, Inc.	10,320	219,812
DoubleUGames Co. Ltd.	1,703	54,324
Douzone Bizon Co. Ltd.	2,938	78,740
Dreamtech Co. Ltd.	3,895	27,279
Duk San Neolux Co. Ltd.(1)	1,519	40,584
E-MART, Inc.	7,328	531,999
Easy Bio, Inc.	465	1,694
Easy Holdings Co. Ltd.	1	3
Echo Marketing, Inc.	2,946	35,362
Ecopro BM Co. Ltd.	4,048	334,943
Ecopro Co. Ltd.	1,228	104,080
Ecopro HN Co. Ltd.	984	38,872
ENF Technology Co. Ltd.	2,415	52,085
Eo Technics Co. Ltd.	907	50,534
Eugene Corp.	22,122	63,907
Eugene Investment & Securities Co. Ltd.	25,011	53,100
Eugene Technology Co. Ltd.	2,922	59,258
F&F Co. Ltd. / New	4,805	506,997
Fila Holdings Corp.	25,928	598,880
Foosung Co. Ltd.	7,703	92,148
Genexine, Inc.(1)	1,193	26,913
GOLFZON Co. Ltd.	2,207	216,922
Gradiant Corp.	2,065	28,596
Grand Korea Leisure Co. Ltd.(1)	3,996	47,409
Green Cross Corp.	247	30,152
Green Cross Holdings Corp.	2,440	34,143
GS Engineering & Construction Corp.	39,009	872,567
GS Holdings Corp.	24,652	846,353
GS Retail Co. Ltd.	24,660	466,161
HAESUNG DS Co. Ltd.	7,830	340,509
Halla Holdings Corp.	3,576	102,198
Hana Financial Group, Inc.	106,694	3,109,773

Avantis Emerging Markets Equity ETF
	Shares	Value
Hana Materials, Inc.	3,691	$103,753
Hana Micron, Inc.(1)	23,684	224,434
Handsome Co. Ltd.	10,538	222,200
Hanil Cement Co. Ltd.	4,810	54,532
Hanjin Kal Corp.(1)	674	26,525
Hanjin Transportation Co. Ltd.	3,382	64,782
Hankook Shell Oil Co. Ltd.	114	21,615
Hankook Tire & Technology Co. Ltd.	27,046	762,476
Hanmi Pharm Co. Ltd.	1,949	446,633
Hanmi Semiconductor Co. Ltd.	7,590	67,430
Hanon Systems	40,772	311,791
Hansae Co. Ltd.	9,679	113,530
Hansol Chemical Co. Ltd.	1,235	199,458
Hansol Paper Co. Ltd.	4,250	49,636
Hansol Technics Co. Ltd.(1)	26,009	117,115
Hanssem Co. Ltd.	2,979	119,135
Hanwha Aerospace Co. Ltd.	20,175	1,220,533
Hanwha Corp., Preference Shares	1,663	19,743
Hanwha Corp.	31,349	741,344
Hanwha General Insurance Co. Ltd.(1)	2,720	9,517
Hanwha Investment & Securities Co. Ltd.	57,162	131,686
Hanwha Life Insurance Co. Ltd.(1)	155,428	266,646
Hanwha Solutions Corp.(1)	27,331	1,065,687
Hanwha Systems Co. Ltd.	15,137	174,668
Harim Holdings Co. Ltd.	28,774	178,916
HD Hyundai Co. Ltd.	14,887	698,994
HDC Holdings Co. Ltd.	3,073	15,935
HDC Hyundai Development Co-Engineering & Construction, E Shares	16,660	153,941
Helixmith Co. Ltd.(1)	5,398	66,407
Hite Jinro Co. Ltd.	10,838	246,014
HJ Shipbuilding & Construction Co. Ltd.(1)	15,718	70,582
HLB, Inc.(1)	4,391	160,313
HMM Co. Ltd.	113,246	1,866,306
Hotel Shilla Co. Ltd.	9,577	524,620
HS Industries Co. Ltd.	11,046	41,010
Huchems Fine Chemical Corp.	7,190	113,620
Hugel, Inc.(1)	981	88,783
Humax Co. Ltd.(1)	14,003	41,598
Humedix Co. Ltd.	4,107	72,454
Huons Co. Ltd.	1,038	27,548
Huons Global Co. Ltd.	1,022	16,351
Hwaseung Enterprise Co. Ltd.	1,558	15,323
HYBE Co. Ltd.(1)	763	102,246
Hyosung Advanced Materials Corp.	1,021	320,056
Hyosung Chemical Corp.(1)	1,063	136,505
Hyosung Corp.	740	41,120
Hyosung Heavy Industries Corp.(1)	1,843	101,052
Hyosung TNC Corp.	1,751	407,210
Hyundai Autoever Corp.	926	82,585
Hyundai Construction Equipment Co. Ltd.	4,697	141,809

Avantis Emerging Markets Equity ETF
	Shares	Value
Hyundai Corp.	3,168	$43,079
Hyundai Department Store Co. Ltd.	7,000	322,027
Hyundai Doosan Infracore Co. Ltd.(1)	66,273	303,207
Hyundai Electric & Energy System Co. Ltd.(1)	19,118	452,621
Hyundai Elevator Co. Ltd.	9,493	206,416
Hyundai Engineering & Construction Co. Ltd.	28,444	1,017,096
Hyundai Glovis Co. Ltd.	8,075	1,058,043
Hyundai Greenfood Co. Ltd.	11,576	66,291
Hyundai Heavy Industries Co. Ltd.(1)	4,332	460,972
Hyundai Home Shopping Network Corp.	2,978	110,931
Hyundai Marine & Fire Insurance Co. Ltd.	39,765	932,805
Hyundai Mipo Dockyard Co. Ltd.(1)	5,532	439,162
Hyundai Mobis Co. Ltd.	8,565	1,365,888
Hyundai Motor Co.	31,050	4,511,013
Hyundai Rotem Co. Ltd.(1)	8,502	190,924
Hyundai Steel Co.	36,693	894,748
Hyundai Wia Corp.	6,286	353,782
i-SENS, Inc.	1,013	28,241
ICD Co. Ltd.	6,931	48,792
Il Dong Pharmaceutical Co. Ltd.(1)	137	3,783
Iljin Materials Co. Ltd.	1,375	75,350
Ilyang Pharmaceutical Co. Ltd.	8,045	130,299
iMarketKorea, Inc.	7,862	60,793
Industrial Bank of Korea	114,889	818,047
Innocean Worldwide, Inc.	4,112	130,020
Innox Advanced Materials Co. Ltd.	5,202	133,174
Insun ENT Co. Ltd.(1)	9,908	79,411
Interflex Co. Ltd.(1)	344	3,176
INTOPS Co. Ltd.	5,066	112,978
iNtRON Biotechnology, Inc.(1)	11,031	93,877
IS Dongseo Co. Ltd.	9,892	271,678
JB Financial Group Co. Ltd.	74,751	422,318
Jusung Engineering Co. Ltd.	21,793	256,267
JW Holdings Corp.	1	2
JW Pharmaceutical Corp.	9,269	150,655
JYP Entertainment Corp.	4,858	219,938
Kakao Corp.	22,306	1,211,297
Kakao Games Corp.(1)	2,446	95,405
KakaoBank Corp.(1)	5,416	109,667
Kangwon Land, Inc.(1)	13,067	257,636
KB Financial Group, Inc., ADR(2)	107,267	3,923,827
KC Co. Ltd.	5,885	78,771
KC Tech Co. Ltd.	6,554	79,043
KCC Corp.	638	139,313
KCC Glass Corp.	8,405	314,850
KEPCO Engineering & Construction Co., Inc.	1,249	67,988
KEPCO Plant Service & Engineering Co. Ltd.	10,471	321,359
KG Dongbu Steel Co. Ltd.	1,377	12,822
Kginicis Co. Ltd.	12,487	124,116
KH Vatec Co. Ltd.	9,846	138,633
Kia Corp.	63,633	3,814,024

Avantis Emerging Markets Equity ETF
	Shares	Value
KISCO Corp.	15,701	$80,720
KISWIRE Ltd.	1,961	29,841
KIWOOM Securities Co. Ltd.	9,227	586,316
KMW Co. Ltd.(1)	675	16,030
Koentec Co. Ltd.	3,932	26,712
Koh Young Technology, Inc.	7,227	75,667
Kolmar BNH Co. Ltd.	1,408	27,090
Kolmar Korea Holdings Co. Ltd.	1,580	19,464
Kolon Corp.	1,460	27,545
Kolon Industries, Inc.	7,471	290,397
KoMiCo Ltd.	4,670	161,607
KONA I Co. Ltd.(1)	3,110	37,403
Korea Aerospace Industries Ltd.	30,242	1,372,254
Korea District Heating Corp.	758	17,936
Korea Electric Power Corp., ADR(1)(2)	61,715	470,885
Korea Electric Terminal Co. Ltd.	2,213	109,606
Korea Gas Corp.	4,476	144,997
Korea Investment Holdings Co. Ltd.	22,974	968,700
Korea Line Corp.(1)	109,777	185,538
Korea Petrochemical Ind Co. Ltd.	2,079	187,797
Korea Real Estate Investment & Trust Co. Ltd.	45,582	55,236
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	13,212	953,522
Korea United Pharm, Inc.	1,469	26,915
Korea Zinc Co. Ltd.	1,556	778,353
Korean Air Lines Co. Ltd.(1)	73,608	1,462,965
Korean Reinsurance Co.	29,667	184,552
Krafton, Inc.(1)	1,161	212,086
KT Skylife Co. Ltd.	12,012	76,497
Kumho Petrochemical Co. Ltd.	8,732	842,262
Kumho Tire Co., Inc.(1)	23,830	61,542
KUMHOE & C Co. Ltd.	253	1,560
Kyung Dong Navien Co. Ltd.	926	29,800
L&F Co. Ltd.(1)	822	139,413
LB Semicon, Inc.	11,772	80,700
LEENO Industrial, Inc.	2,858	304,180
LF Corp.	10,203	128,537
LG Chem Ltd.	4,948	2,316,140
LG Corp.	19,630	1,197,842
LG Display Co. Ltd., ADR(2)	183,787	1,051,262
LG Electronics, Inc.	25,250	1,889,458
LG Energy Solution Ltd.(1)	1,253	429,425
LG H&H Co. Ltd.	1,125	595,734
LG HelloVision Co. Ltd.	6,071	23,146
LG Innotek Co. Ltd.	5,644	1,436,725
LG Uplus Corp.	103,809	889,019
LIG Nex1 Co. Ltd.	8,823	695,918
Lock&Lock Co. Ltd.(1)	3,706	21,417
Lotte Chemical Corp.	2,936	381,223
Lotte Chilsung Beverage Co. Ltd.	2,538	292,031
Lotte Confectionery Co. Ltd.	930	86,633
Lotte Corp.	1,759	54,265

Avantis Emerging Markets Equity ETF
	Shares	Value
Lotte Data Communication Co.	2,619	$52,422
LOTTE Fine Chemical Co. Ltd.	5,710	298,761
LOTTE Himart Co. Ltd.	1,460	17,082
Lotte Rental Co. Ltd.	12,038	319,745
Lotte Shopping Co. Ltd.	6,832	501,481
LS Corp.	5,518	274,971
LS Electric Co. Ltd.	5,011	207,838
Lutronic Corp.	9,910	138,700
LVMC Holdings(1)	7,813	17,498
LX Hausys Ltd.	4,181	139,757
LX Holdings Corp.(1)	27,968	174,501
LX INTERNATIONAL Corp.	12,326	396,948
LX Semicon Co. Ltd.	6,261	440,520
Maeil Dairies Co. Ltd.	2,084	89,083
Mando Corp.	21,393	855,041
Mcnex Co. Ltd.	2,570	70,461
Medytox, Inc.(1)	1,165	106,098
MegaStudyEdu Co. Ltd.	5,732	333,434
Meritz Financial Group, Inc.	18,139	415,750
Meritz Fire & Marine Insurance Co. Ltd.	21,883	624,770
Meritz Securities Co. Ltd.	166,006	598,293
Mirae Asset Life Insurance Co. Ltd.	22,028	49,800
Mirae Asset Securities Co. Ltd.	111,560	544,060
Miwon Commercial Co. Ltd.	112	14,729
Namhae Chemical Corp.	4,357	34,880
Namsun Aluminum Co. Ltd.(1)	7,959	13,268
NAVER Corp.	10,078	1,788,307
NCSoft Corp.	1,708	479,969
Neowiz(1)	2,115	61,711
NEPES Corp.(1)	5,225	84,466
Netmarble Corp.	1,805	85,099
Nexen Tire Corp.	14,849	73,465
NEXTIN, Inc.	1,041	43,760
NH Investment & Securities Co. Ltd.	72,012	533,092
NHN Corp.(1)	3,656	68,661
NHN KCP Corp.(1)	4,752	44,669
NICE Holdings Co. Ltd.	8,854	90,161
NICE Information Service Co. Ltd.	6,796	72,664
NongShim Co. Ltd.	751	167,894
OCI Co. Ltd.	3,129	272,262
OptoElectronics Solutions Co. Ltd.	901	14,979
Orion Corp./Republic of Korea	7,821	572,924
Orion Holdings Corp.	8,594	93,455
Oscotec, Inc.(1)	168	2,532
Osstem Implant Co. Ltd.	3,438	329,175
Ottogi Corp.	414	148,139
Pan Ocean Co. Ltd.	160,186	612,930
Paradise Co. Ltd.(1)	7,371	87,406
Partron Co. Ltd.	30,167	194,389
Pearl Abyss Corp.(1)	3,308	139,105
PharmaResearch Co. Ltd.	879	44,038

Avantis Emerging Markets Equity ETF
	Shares	Value
PI Advanced Materials Co. Ltd.	4,893	$135,140
Poongsan Corp.	6,690	154,503
POSCO Chemical Co. Ltd.	1,482	184,233
POSCO Holdings, Inc., ADR	63,718	2,996,020
Posco ICT Co. Ltd.	8,297	40,897
Posco International Corp.	14,979	299,004
PSK, Inc.	7,357	186,389
Pulmuone Co. Ltd.	3,081	31,580
S&S Tech Corp.	1,373	22,516
S-1 Corp.	4,672	202,858
S-Oil Corp.	15,324	1,162,325
SAM KANG M&T Co. Ltd.(1)	2,424	48,591
Sam Young Electronics Co. Ltd.	3,086	25,066
Samjin Pharmaceutical Co. Ltd.	1,819	33,600
Samsung Biologics Co. Ltd.(1)	2,089	1,299,272
Samsung C&T Corp.	12,231	1,095,125
Samsung Card Co. Ltd.	2,438	56,992
Samsung Electro-Mechanics Co. Ltd.	20,379	2,109,972
Samsung Electronics Co. Ltd., GDR	24,832	27,155,496
Samsung Engineering Co. Ltd.(1)	73,508	1,278,087
Samsung Fire & Marine Insurance Co. Ltd.	12,151	1,765,954
Samsung Heavy Industries Co. Ltd.(1)	303,186	1,345,188
Samsung Life Insurance Co. Ltd.	23,900	1,103,082
Samsung SDI Co. Ltd.	5,755	2,544,294
Samsung SDS Co. Ltd.	5,090	485,782
Samsung Securities Co. Ltd.	29,725	748,331
Samwha Capacitor Co. Ltd.	1,445	44,887
Samyang Corp.	1,845	55,818
Samyang Foods Co. Ltd.	1,666	138,370
Samyang Holdings Corp.	1,825	93,295
Sangsangin Co. Ltd.	30,631	194,881
SD Biosensor, Inc.	18,118	473,687
Seah Besteel Holdings Corp.	5,807	80,350
SeAH Steel Corp.	1,232	174,927
SeAH Steel Holdings Corp.	810	109,869
Sebang Global Battery Co. Ltd.	1,882	72,742
Seegene, Inc.(2)	23,364	547,370
Sejong Telecom, Inc.	2,388	1,069
Seobu T&D	9,588	57,067
Seoul Semiconductor Co. Ltd.	10,199	87,244
SFA Engineering Corp.	2,392	73,025
SFA Semicon Co. Ltd.(1)	26,556	101,211
SGC Energy Co. Ltd.	1,008	28,006
Shinhan Financial Group Co. Ltd., ADR(2)	122,126	3,261,985
Shinsegae International, Inc.	7,481	155,097
Shinsegae, Inc.	4,364	723,269
Shinsung E&G Co. Ltd.(1)	13,081	23,707
Shinyoung Securities Co. Ltd.	714	30,322
SillaJen, Inc.(1)	626	1,498
SIMMTECH Co. Ltd.(2)	13,157	377,128
SK Biopharmaceuticals Co. Ltd.(1)	5,777	307,146

Avantis Emerging Markets Equity ETF
	Shares	Value
SK Bioscience Co. Ltd.(1)	1,712	$143,327
SK Chemicals Co. Ltd.	7,887	571,751
SK D&D Co. Ltd.	2,714	54,096
SK Discovery Co. Ltd.	5,267	142,225
SK Gas Ltd.	666	57,729
SK Hynix, Inc.	127,312	8,951,043
SK IE Technology Co. Ltd.(1)	1,480	91,038
SK Innovation Co. Ltd.(1)	7,408	1,042,863
SK Networks Co. Ltd.	98,738	333,850
SK Securities Co. Ltd.	132,330	74,202
SK Telecom Co. Ltd., ADR(2)	38,585	823,790
SK, Inc.	6,566	1,135,714
SKC Co. Ltd.	4,860	436,720
SL Corp.	6,588	187,803
SM Entertainment Co. Ltd.	3,478	178,492
SNT Dynamics Co. Ltd.	3,850	32,495
SNT Motiv Co. Ltd.	2,927	105,345
Songwon Industrial Co. Ltd.	5,948	83,694
Soulbrain Co. Ltd.	1,205	193,578
Soulbrain Holdings Co. Ltd.	1,229	20,648
SPC Samlip Co. Ltd.	1,750	105,353
Ssangyong Motor Co.(1)	2,905	6,016
STIC Investments, Inc.	2,476	13,778
Studio Dragon Corp.(1)	2,038	114,758
Sungwoo Hitech Co. Ltd.	2,998	11,659
Taekwang Industrial Co. Ltd.	59	36,280
Taewoong Co. Ltd.(1)	329	3,353
Taeyoung Engineering & Construction Co. Ltd.	8,091	38,462
Taihan Electric Wire Co. Ltd.(1)	39,071	54,273
TES Co. Ltd.	10,262	151,373
TK Corp.	3,134	45,190
Tokai Carbon Korea Co. Ltd.	1,898	157,714
Tongyang Life Insurance Co. Ltd.	24,322	101,956
Tongyang, Inc.	2,830	2,372
Toptec Co. Ltd.(1)	329	1,978
TSE Co. Ltd.	1,752	75,223
TY Holdings Co. Ltd.(1)	1,589	19,977
Unid Co. Ltd.	2,924	225,807
Value Added Technology Co. Ltd.	3,454	86,175
Vieworks Co. Ltd.	968	28,522
Webzen, Inc.(1)	3,108	42,796
Wemade Co. Ltd.	4,044	185,093
Whanin Pharmaceutical Co. Ltd.	148	1,886
Winix, Inc.	1,433	13,206
WiSoL Co. Ltd.	6,266	40,693
Wonik Holdings Co. Ltd.(1)	5,541	15,593
WONIK IPS Co. Ltd.	7,578	156,821
Wonik Materials Co. Ltd.	745	16,836
Wonik QnC Corp.	11,018	223,398
Woongjin Thinkbig Co. Ltd.	11,642	22,317
Woori Financial Group, Inc.	223,588	2,022,560

Avantis Emerging Markets Equity ETF
	Shares	Value
Woori Investment Bank Co. Ltd.	215,741	$141,973
Woori Technology Investment Co. Ltd.(1)	43,283	187,922
Y G-1 Co. Ltd.	6	31
YG Entertainment, Inc.	1,052	47,247
Youlchon Chemical Co. Ltd.	1,157	27,080
Young Poong Corp.	116	60,278
Youngone Corp.	8,401	278,151
Youngone Holdings Co. Ltd.	4,116	162,176
Yuanta Securities Korea Co. Ltd.	39,133	83,190
Yuhan Corp.	5,667	239,663
Zinus, Inc.	2,151	69,377
		173,668,722
Taiwan — 17.2%
Aaeon Technology, Inc.	1,000	2,902
Abico Avy Co. Ltd.	38,060	28,440
Ability Enterprise Co. Ltd.(2)	102,000	77,882
AcBel Polytech, Inc.	95,000	93,702
Accton Technology Corp.	65,000	598,559
Acer, Inc.(2)	1,085,000	779,271
ACES Electronic Co. Ltd.	39,720	48,323
Acter Group Corp. Ltd.	30,207	209,903
ADATA Technology Co. Ltd.	66,000	131,443
Advanced Ceramic X Corp.	9,000	55,740
Advanced International Multitech Co. Ltd.	42,000	139,354
Advanced Optoelectronic Technology, Inc.(1)	23,000	14,951
Advanced Power Electronics Corp.	25,000	94,323
Advantech Co. Ltd.	65,199	695,543
AGV Products Corp.	183,000	59,646
Airtac International Group(1)	4,185	112,216
Alexander Marine Co. Ltd.(2)	13,000	132,251
Allied Circuit Co. Ltd.	10,000	40,311
Allied Supreme Corp.	13,000	167,468
Alltek Technology Corp.(2)	59,529	73,603
Alltop Technology Co. Ltd.	18,252	91,493
Alpha Networks, Inc.	35,772	36,704
Altek Corp.	31,000	37,840
Amazing Microelectronic Corp.	33,000	117,934
Ampire Co. Ltd.	33,000	27,791
AMPOC Far-East Co. Ltd.	22,000	30,357
AmTRAN Technology Co. Ltd.	186,973	78,052
Anji Technology Co. Ltd.(2)	20,000	37,678
Anpec Electronics Corp.(2)	26,000	118,892
Apacer Technology, Inc.(2)	53,000	70,201
APAQ Technology Co. Ltd.	12,000	15,702
Apex International Co. Ltd.	19,000	38,258
Arcadyan Technology Corp.	43,061	161,966
Ardentec Corp.(2)	264,000	394,186
Argosy Research, Inc.	28,545	69,269
ASE Technology Holding Co. Ltd., ADR	358,547	2,065,231
Asia Cement Corp.	781,000	1,105,606
Asia Optical Co., Inc.	2,000	4,292

Avantis Emerging Markets Equity ETF
	Shares	Value
Asia Pacific Telecom Co. Ltd.(1)	7,209	$1,656
Asia Polymer Corp.	193,007	172,979
Asia Vital Components Co. Ltd.	123,000	433,274
ASIX Electronics Corp.	11,000	43,942
ASMedia Technology, Inc.	1,000	30,184
ASolid Technology Co. Ltd.	13,000	35,987
ASPEED Technology, Inc.(2)	4,400	289,587
ASROCK, Inc.	3,000	9,407
Asustek Computer, Inc.(2)	177,000	1,472,824
Aten International Co. Ltd.	9,000	23,080
Audix Corp.	19,000	31,414
AUO Corp.(2)	3,070,200	1,676,419
AURAS Technology Co. Ltd.(2)	36,000	181,575
AVer Information, Inc.	14,000	21,811
Avermedia Technologies	24,000	19,006
Azurewave Technologies, Inc.(1)	12,000	8,442
Bafang Yunji International Co. Ltd.	19,000	102,245
Bank of Kaohsiung Co. Ltd.	138,318	63,052
Baolong International Co. Ltd.	34,000	22,682
Basso Industry Corp.	26,000	36,051
BenQ Materials Corp.(2)	108,000	112,265
BenQ Medical Technology Corp.	23,000	57,554
BES Engineering Corp.	1,076,000	329,709
Bin Chuan Enterprise Co. Ltd.	23,000	20,792
Bioteque Corp.	6,000	22,019
Bizlink Holding, Inc.	14,000	155,112
Bora Pharmaceuticals Co. Ltd.	5,502	61,150
Brighton-Best International Taiwan, Inc.(2)	206,000	232,012
C Sun Manufacturing Ltd.	40,976	63,081
Capital Futures Corp.	19,000	22,501
Capital Securities Corp.	799,000	311,963
Career Technology MFG. Co. Ltd.(1)	148,100	127,764
Catcher Technology Co. Ltd.(1)	269,000	1,630,621
Cathay Financial Holding Co. Ltd.(2)	1,825,000	2,655,058
Cayman Engley Industrial Co. Ltd.	7,000	17,288
Center Laboratories, Inc.	51,738	106,516
Central Reinsurance Co. Ltd.	111,000	77,556
Century Iron & Steel Industrial Co. Ltd.(2)	62,000	176,853
Chailease Holding Co. Ltd.	69,783	448,056
Champion Building Materials Co. Ltd.	91,000	28,008
Champion Microelectronic Corp.	19,000	31,424
Chang Hwa Commercial Bank Ltd.	1,406,864	812,620
Chang Wah Electromaterials, Inc.	174,000	197,706
Chang Wah Technology Co. Ltd.	17,500	20,836
Channel Well Technology Co. Ltd.	20,000	20,090
Charoen Pokphand Enterprise	61,600	162,758
CHC Healthcare Group	41,000	62,427
Chen Full International Co. Ltd.(1)	16,000	20,437
Cheng Loong Corp.	298,000	276,076
Cheng Mei Materials Technology Corp.(1)	321,000	113,173
Cheng Shin Rubber Industry Co. Ltd.	376,000	435,575

Avantis Emerging Markets Equity ETF
	Shares	Value
Cheng Uei Precision Industry Co. Ltd.	133,000	$162,168
Chia Chang Co. Ltd.	30,000	36,962
Chia Hsin Cement Corp.	126,000	74,868
Chicony Electronics Co. Ltd.	96,000	256,293
Chicony Power Technology Co. Ltd.	42,000	97,557
Chieftek Precision Co. Ltd.	1,100	2,676
Chin-Poon Industrial Co. Ltd.	186,000	189,493
China Airlines Ltd.(2)	1,211,000	895,807
China Bills Finance Corp.	117,000	62,344
China Chemical & Pharmaceutical Co. Ltd.	152,000	113,946
China Container Terminal Corp.	38,000	31,521
China Development Financial Holding Corp., Preference Shares	402,360	111,990
China Development Financial Holding Corp.(2)	3,288,943	1,436,916
China Electric Manufacturing Corp.	28,000	15,767
China General Plastics Corp.	157,722	121,892
China Man-Made Fiber Corp.	430,320	115,496
China Metal Products	115,000	112,136
China Motor Corp.	122,800	186,826
China Petrochemical Development Corp.(2)	1,190,980	398,824
China Steel Corp.	2,912,000	2,757,857
China Steel Structure Co. Ltd.	18,000	33,925
China Wire & Cable Co. Ltd.	37,000	31,967
Chinese Maritime Transport Ltd.(2)	61,000	77,078
Chipbond Technology Corp.(2)	343,000	640,179
ChipMOS Technologies, Inc.(2)	388,000	452,126
Chlitina Holding Ltd.	21,000	118,388
Chong Hong Construction Co. Ltd.	1,000	2,435
Chroma ATE, Inc.(2)	147,000	902,070
Chun Yuan Steel Industry Co. Ltd.(2)	229,000	124,833
Chung Hung Steel Corp.(2)	180,000	151,882
Chung Hwa Pulp Corp.	96,000	57,463
Chung-Hsin Electric & Machinery Manufacturing Corp.(2)	258,000	557,509
Chunghwa Precision Test Tech Co. Ltd.	7,000	105,439
Chunghwa Telecom Co. Ltd., ADR	56,585	2,247,556
Cleanaway Co. Ltd.	64,000	370,917
Clevo Co.	82,000	92,711
CMC Magnetics Corp.(1)	593,685	155,648
Co-Tech Development Corp.	56,000	78,461
Compal Electronics, Inc.(2)	1,598,000	1,189,815
Compeq Manufacturing Co. Ltd.	575,000	986,015
Concord International Securities Co. Ltd.	79,775	30,263
Concord Securities Co. Ltd.(2)	197,000	70,197
Concraft Holding Co. Ltd.	6,899	3,474
Continental Holdings Corp.	204,000	199,887
Contrel Technology Co. Ltd.	79,000	40,852
Coremax Corp.	10,325	44,779
Coretronic Corp.	125,000	256,333
Creative Sensor, Inc.	35,000	25,183
CTBC Financial Holding Co. Ltd.	4,869,000	3,729,440
CTCI Corp.	324,000	477,929

Avantis Emerging Markets Equity ETF
	Shares	Value
CviLux Corp.	19,000	$24,181
CX Technology Co. Ltd.	18,000	16,895
CyberTAN Technology, Inc.(2)	61,000	59,348
D-Link Corp.(1)	4,600	2,515
DA CIN Construction Co. Ltd.	53,000	53,466
Da-Li Development Co. Ltd.	2,242	2,086
Dafeng TV Ltd.	4,000	6,365
Darfon Electronics Corp.	100,000	134,951
Darwin Precisions Corp.(1)(2)	172,000	57,778
Daxin Materials Corp.	31,000	74,349
Delta Electronics, Inc.	259,000	2,217,467
Depo Auto Parts Ind Co. Ltd.	81,000	219,747
Dimerco Express Corp.(2)	50,160	132,129
Double Bond Chemical Industry Co. Ltd.	1,134	1,995
Dr Wu Skincare Co. Ltd.	8,000	25,344
Dynamic Holding Co. Ltd.	139,147	92,117
Dynapack International Technology Corp.	63,000	164,143
E Ink Holdings, Inc.	17,000	132,189
E-LIFE MALL Corp.	4,000	10,969
E.Sun Financial Holding Co. Ltd.	1,384,918	1,276,076
Eastern Media International Corp.	79,515	63,250
Eclat Textile Co. Ltd.	9,000	130,351
ECOVE Environment Corp.	1,000	8,699
Edison Opto Corp.(1)	38,911	21,250
Edom Technology Co. Ltd.	68,200	65,066
eGalax_eMPIA Technology, Inc.	21,174	43,803
Egis Technology, Inc.	20,000	52,673
Elan Microelectronics Corp.	158,000	499,689
Elite Advanced Laser Corp.	55,000	82,844
Elite Material Co. Ltd.	155,000	815,861
Elite Semiconductor Microelectronics Technology, Inc.(2)	154,000	396,198
Elitegroup Computer Systems Co. Ltd.	44,000	37,673
eMemory Technology, Inc.	4,000	178,897
Emerging Display Technologies Corp.	39,000	29,287
ENNOSTAR, Inc.	244,375	410,508
Eson Precision Ind Co. Ltd.	15,000	30,795
Eternal Materials Co. Ltd.	176,000	195,165
Eurocharm Holdings Co. Ltd.	6,000	32,999
Eva Airways Corp.(2)	889,000	972,894
Everest Textile Co. Ltd.(1)	2,322	599
Evergreen International Storage & Transport Corp.	225,000	218,615
Evergreen Marine Corp. Taiwan Ltd.	664,190	1,903,380
EVERGREEN Steel Corp.	21,000	42,235
Everlight Chemical Industrial Corp.	130,000	89,583
Everlight Electronics Co. Ltd.	297,000	381,578
Excelliance Mos Corp.	14,000	58,973
Excelsior Medical Co. Ltd.	58,800	130,715
Far Eastern Department Stores Ltd.	167,000	111,026
Far Eastern International Bank	884,761	356,095
Far Eastern New Century Corp.	878,000	940,829
Far EasTone Telecommunications Co. Ltd.	632,000	1,550,015

Avantis Emerging Markets Equity ETF
	Shares	Value
Faraday Technology Corp.(2)	70,000	$422,645
Farglory F T Z Investment Holding Co. Ltd.	17,000	29,077
Farglory Land Development Co. Ltd.	103,000	215,325
Federal Corp.(1)	89,000	62,445
Feedback Technology Corp.	20,000	54,643
Feng Hsin Steel Co. Ltd.	101,000	221,246
Feng TAY Enterprise Co. Ltd.	54,800	307,448
Firich Enterprises Co. Ltd.	61,228	69,243
First Financial Holding Co. Ltd.	2,506,997	2,175,017
First Hi-Tec Enterprise Co. Ltd.	3,793	5,584
First Steamship Co. Ltd.(1)(2)	391,210	122,944
FIT Holding Co. Ltd.(2)	75,000	70,434
Fitipower Integrated Technology, Inc.	35,361	146,143
Fittech Co. Ltd.	26,223	105,197
FLEXium Interconnect, Inc.(1)	126,000	385,006
Flytech Technology Co. Ltd.(2)	72,000	200,647
FocalTech Systems Co. Ltd.(2)	53,804	134,412
Forcecon Tech Co. Ltd.	2,595	5,255
Forest Water Environment Engineering Co. Ltd.	70	72
Formosa Advanced Technologies Co. Ltd.	41,000	51,961
Formosa Chemicals & Fibre Corp.	626,000	1,406,370
Formosa International Hotels Corp.	24,000	136,383
Formosa Laboratories, Inc.(2)	36,000	70,524
Formosa Oilseed Processing Co. Ltd.	49,000	86,029
Formosa Petrochemical Corp.	50,000	137,056
Formosa Plastics Corp.	805,000	2,400,183
Formosa Sumco Technology Corp.	7,000	41,434
Formosa Taffeta Co. Ltd.(2)	170,000	153,648
Formosan Rubber Group, Inc.	87,000	63,087
Formosan Union Chemical	237,650	192,248
Fortune Electric Co. Ltd.	1,000	1,329
Foxconn Technology Co. Ltd.(2)	343,000	567,084
Foxsemicon Integrated Technology, Inc.	25,000	166,674
Franbo Lines Corp.(2)	99,957	64,499
Froch Enterprise Co. Ltd.(2)	45,000	36,616
FSP Technology, Inc.	20,000	25,868
Fubon Financial Holding Co. Ltd.	1,715,115	3,215,924
Fulgent Sun International Holding Co. Ltd.	12,000	74,249
Fulltech Fiber Glass Corp.	94,759	44,565
Fusheng Precision Co. Ltd.	26,000	168,009
G Shank Enterprise Co. Ltd.	32,000	61,778
Gamania Digital Entertainment Co. Ltd.	95,000	188,541
GEM Services, Inc.	9,000	22,863
Gemtek Technology Corp.	224,000	231,899
General Interface Solution Holding Ltd.	125,000	328,560
Generalplus Technology, Inc.	27,000	50,406
GeneReach Biotechnology Corp.	13,206	39,446
Genesys Logic, Inc.	12,000	48,005
Genius Electronic Optical Co. Ltd.(2)	19,079	277,954
Getac Holdings Corp.	94,000	146,304
GFC Ltd.	1,000	2,471

Avantis Emerging Markets Equity ETF
	Shares	Value
Giant Manufacturing Co. Ltd.	52,000	$406,193
Giantplus Technology Co. Ltd.(1)	55,000	24,808
Gigabyte Technology Co. Ltd.(2)	261,000	727,961
Global Brands Manufacture Ltd.(2)	174,280	165,411
Global Lighting Technologies, Inc.	26,000	50,193
Global Mixed Mode Technology, Inc.	29,000	140,887
Global PMX Co. Ltd.	14,000	71,926
Global Unichip Corp.(2)	30,000	525,994
Globalwafers Co. Ltd.	11,000	174,030
Gloria Material Technology Corp.	191,000	177,440
GMI Technology, Inc.	44,767	28,470
Gold Circuit Electronics Ltd.	104,000	282,815
Goldsun Building Materials Co. Ltd.	481,674	399,405
Gourmet Master Co. Ltd.	75,000	248,700
Grand Fortune Securities Co. Ltd.(2)	108,000	56,086
Grand Ocean Retail Group Ltd.	1,000	484
Grand Pacific Petrochemical(2)	418,000	256,720
Grand Process Technology Corp.	5,000	46,596
Grape King Bio Ltd.	47,000	229,497
Great China Metal Industry	9,000	7,498
Great Tree Pharmacy Co. Ltd.	8,151	82,379
Great Wall Enterprise Co. Ltd.	84,220	135,870
Greatek Electronics, Inc.(2)	123,000	238,493
Group Up Industrial Co. Ltd.	8,000	23,745
Gudeng Precision Industrial Co. Ltd.	3,346	31,007
Hai Kwang Enterprise Corp.(2)	76,000	55,143
Hannstar Board Corp.	182,927	195,557
HannStar Display Corp.(2)	743,000	288,878
HannsTouch Solution, Inc.	238,000	85,032
Harmony Electronics Corp.	17,000	20,785
Harvatek Corp.	35,000	22,680
Heran Co. Ltd.	7,000	25,575
Highlight Tech Corp.	16,000	28,786
Highwealth Construction Corp.	6,600	10,465
Hiroca Holdings Ltd.	47,000	85,834
Hitron Technology, Inc.	42,000	40,124
Hiwin Technologies Corp.	123,451	833,239
Ho Tung Chemical Corp.	506,000	154,999
Hocheng Corp.	126,000	45,253
Hold-Key Electric Wire & Cable Co. Ltd.	44,800	19,126
Holiday Entertainment Co. Ltd.	13,000	23,371
Holtek Semiconductor, Inc.(2)	78,000	188,420
Holy Stone Enterprise Co. Ltd.	78,000	227,704
Hon Hai Precision Industry Co. Ltd.	2,268,000	8,075,847
Hong Pu Real Estate Development Co. Ltd.(1)	5,000	3,789
Hong TAI Electric Industrial	36,000	19,932
Horizon Securities Co. Ltd.(2)	161,120	59,959
Hota Industrial Manufacturing Co. Ltd.	3,000	8,604
Hotai Finance Co. Ltd.	72,000	246,860
Hotai Motor Co. Ltd.	38,000	761,433
Hsin Kuang Steel Co. Ltd.	2,000	2,492

Avantis Emerging Markets Equity ETF
	Shares	Value
Hsin Yung Chien Co. Ltd.	9,900	$36,474
Hsing TA Cement Co.	62,000	36,371
HTC Corp.(1)	48,000	96,794
Hu Lane Associate, Inc.(2)	35,225	190,451
Hua Nan Financial Holdings Co. Ltd.	1,968,987	1,494,487
Huaku Development Co. Ltd.	51,000	155,287
Huang Hsiang Construction Corp.	31,000	46,617
Hung Ching Development & Construction Co. Ltd.	31,000	22,541
Hung Sheng Construction Ltd.	185,880	157,466
Huxen Corp.	2,000	3,234
Hycon Technology Corp.	351	822
I-Sheng Electric Wire & Cable Co. Ltd.	10,000	13,915
IBF Financial Holdings Co. Ltd.	642,396	281,176
IC Plus Corp.	16,000	25,574
Ichia Technologies, Inc.	57,000	28,776
IEI Integration Corp.	42,000	103,033
Info-Tek Corp.	19,000	41,355
Infortrend Technology, Inc.	92,000	49,614
Innodisk Corp.	8,401	47,093
Innolux Corp.(2)	3,207,000	1,263,213
Inpaq Technology Co. Ltd.	30,000	52,520
Insyde Software Corp.	18,000	44,997
Integrated Service Technology, Inc.(1)	39,000	86,074
Interactive Digital Technologies, Inc.	3,000	6,236
International CSRC Investment Holdings Co.(2)	444,000	302,486
International Games System Co. Ltd.	59,000	719,379
Inventec Corp.	784,000	593,542
ITE Technology, Inc.(2)	72,000	164,620
ITEQ Corp.	65,000	143,908
Jarllytec Co. Ltd.	27,000	59,491
Jentech Precision Industrial Co. Ltd.	3,000	38,937
Jess-Link Products Co. Ltd.	39,000	50,208
Jih Lin Technology Co. Ltd.	11,000	30,624
Jiin Yeeh Ding Enterprise Co. Ltd.	33,000	32,974
K Laser Technology, Inc.	38,000	23,509
Kaimei Electronic Corp.	49,000	92,899
Kaori Heat Treatment Co. Ltd.	53,000	197,090
KEE TAI Properties Co. Ltd.	181,000	85,810
Kenda Rubber Industrial Co. Ltd.	124,800	142,378
Kerry TJ Logistics Co. Ltd.(2)	94,000	126,143
Kindom Development Co. Ltd.	164,200	152,004
King Slide Works Co. Ltd.	3,000	44,743
King Yuan Electronics Co. Ltd.(2)	578,000	704,084
King's Town Bank Co. Ltd.	318,000	366,815
Kinik Co.(2)	64,000	330,071
Kinpo Electronics	279,000	122,819
Kinsus Interconnect Technology Corp.(2)	205,000	814,289
KMC Kuei Meng International, Inc.	14,000	74,942
KNH Enterprise Co. Ltd.(2)	99,000	61,549
KS Terminals, Inc.	16,000	43,560
Kung Long Batteries Industrial Co. Ltd.	48,000	221,879

Avantis Emerging Markets Equity ETF
	Shares	Value
Kung Sing Engineering Corp.	70,400	$16,158
Kuo Toong International Co. Ltd.	67,000	51,097
Kuo Yang Construction Co. Ltd.	49,727	32,113
L&K Engineering Co. Ltd.	44,000	46,723
LandMark Optoelectronics Corp.	15,000	86,633
Lanner Electronics, Inc.	18,000	40,658
Largan Precision Co. Ltd.	26,000	1,653,864
Leadtrend Technology Corp.	20,330	42,912
Lealea Enterprise Co. Ltd.	101,000	37,932
Lelon Electronics Corp.	12,138	23,132
Li Cheng Enterprise Co. Ltd.(1)	1,071	1,139
Li Peng Enterprise Co. Ltd.(1)	391,000	118,217
Lian HWA Food Corp.	47,408	117,056
Lien Hwa Industrial Holdings Corp.	8,038	14,990
Lingsen Precision Industries Ltd.(2)	239,000	124,163
Lion Travel Service Co. Ltd.(1)	1,000	3,024
Lite-On Technology Corp.	550,000	1,183,616
Liton Technology Corp.	1,000	1,071
Long Bon International Co. Ltd.(1)	1,800	1,001
Longchen Paper & Packaging Co. Ltd.(2)	288,587	155,941
Longwell Co.	17,000	31,586
Lotes Co. Ltd.	20,251	480,113
Lotus Pharmaceutical Co. Ltd.(1)	28,000	158,509
Lucky Cement Corp.	60,000	21,404
Lumax International Corp. Ltd.	10,000	22,732
Lung Yen Life Service Corp.	18,000	24,665
Macauto Industrial Co. Ltd.	11,000	24,331
Machvision, Inc.	17,039	85,410
Macroblock, Inc.	19,000	73,003
Macronix International Co. Ltd.(2)	921,000	988,571
Makalot Industrial Co. Ltd.	40,825	239,879
Marketech International Corp.	38,000	153,437
Materials Analysis Technology, Inc.	20,000	80,788
Mechema Chemicals International Corp.	2,000	8,896
MediaTek, Inc.	101,000	2,185,309
Mega Financial Holding Co. Ltd.	1,208,475	1,417,452
Mercuries & Associates Holding Ltd.	55,000	32,684
Mercuries Life Insurance Co. Ltd.(1)(2)	533,211	124,386
Merry Electronics Co. Ltd.	6,000	16,571
Micro-Star International Co. Ltd.	103,000	385,593
Microbio Co. Ltd.	7,221	18,537
MIN AIK Technology Co. Ltd.	35,000	22,715
Mirle Automation Corp.	41,000	53,936
Mitac Holdings Corp.(2)	350,560	322,300
momo.com, Inc.(2)	9,000	213,412
MOSA Industrial Corp.	48,000	47,928
Mosel Vitelic, Inc.	30,000	40,175
Motech Industries, Inc.(2)	36,451	33,960
MPI Corp.	42,000	132,976
Nak Sealing Technologies Corp.	15,000	49,006
Namchow Holdings Co. Ltd.	33,000	49,659

Avantis Emerging Markets Equity ETF
	Shares	Value
Nan Kang Rubber Tire Co. Ltd.(1)	1,000	$1,269
Nan Liu Enterprise Co. Ltd.	6,000	16,880
Nan Pao Resins Chemical Co. Ltd.	11,000	50,980
Nan Ya Plastics Corp.	985,000	2,212,503
Nan Ya Printed Circuit Board Corp.(2)	55,000	479,832
Nantex Industry Co. Ltd.(2)	136,000	190,031
Nanya Technology Corp.	293,000	508,879
Nichidenbo Corp.	36,000	61,097
Nien Made Enterprise Co. Ltd.	39,000	360,154
Niko Semiconductor Co. Ltd.	29,000	61,006
Nishoku Technology, Inc.	6,000	17,186
Novatek Microelectronics Corp.(2)	146,000	1,249,074
Nuvoton Technology Corp.(2)	50,428	204,699
Nyquest Technology Co. Ltd.	14,000	37,007
O-Bank Co. Ltd.	642,430	182,332
O-TA Precision Industry Co. Ltd.	37,000	150,087
Ocean Plastics Co. Ltd.	30,000	36,411
Orient Semiconductor Electronics Ltd.(2)	356,000	215,325
Oriental Union Chemical Corp.	218,000	130,366
P-Duke Technology Co. Ltd.	1,105	2,995
Pacific Hospital Supply Co. Ltd.	11,099	25,036
Pan Jit International, Inc.(2)	401,000	908,671
Pan-International Industrial Corp.	112,000	126,261
Parade Technologies Ltd.	2,000	55,987
Pegatron Corp.	825,000	1,715,855
Pegavision Corp.	8,000	110,698
PharmaEngine, Inc.(2)	52,000	218,230
Pharmally International Holding Co. Ltd.(1)	1,282	2,384
Phihong Technology Co. Ltd.(1)	67,000	84,947
Phison Electronics Corp.	17,000	172,812
Phoenix Silicon International Corp.(2)	82,280	187,436
Pixart Imaging, Inc.(2)	42,000	129,484
Pou Chen Corp.	569,000	539,009
Power Wind Health Industry, Inc.(1)	4,252	17,237
Powerchip Semiconductor Manufacturing Corp.	653,000	732,236
Powertech Technology, Inc.	369,000	1,029,669
Poya International Co. Ltd.	31,301	437,768
President Chain Store Corp.	206,000	1,810,238
President Securities Corp.	264,929	145,187
Primax Electronics Ltd.	83,000	181,595
Prince Housing & Development Corp.	361,000	141,643
Promate Electronic Co. Ltd.	22,000	28,157
Prosperity Dielectrics Co. Ltd.	34,000	46,013
Qisda Corp.	251,000	240,350
QST International Corp.	9,000	21,773
Quang Viet Enterprise Co. Ltd.	6,000	25,785
Quanta Computer, Inc.	540,000	1,399,901
Quanta Storage, Inc.	115,000	166,462
Radiant Opto-Electronics Corp.	160,000	525,779
Radium Life Tech Co. Ltd.	134,000	42,469
Raydium Semiconductor Corp.	19,000	170,955

Avantis Emerging Markets Equity ETF
	Shares	Value
Realtek Semiconductor Corp.	111,000	$1,247,273
Rechi Precision Co. Ltd.	41,000	25,918
Rexon Industrial Corp. Ltd.(2)	49,000	54,946
Rich Development Co. Ltd.	92,000	27,667
Ritek Corp.(1)	64,281	17,842
Roo Hsing Co. Ltd.(1)	170,000	16,309
Ruentex Development Co. Ltd.	430,600	887,919
Ruentex Engineering & Construction Co.	23,290	68,951
Ruentex Industries Ltd.(2)	189,800	404,276
Sampo Corp.	50,000	46,285
San Fang Chemical Industry Co. Ltd.	5,000	3,500
San Shing Fastech Corp.	17,000	29,612
Sanyang Motor Co. Ltd.(2)	328,000	390,446
SCI Pharmtech, Inc.(1)	5,600	16,095
Scientech Corp.	24,000	65,735
ScinoPharm Taiwan Ltd.	2,000	1,858
SDI Corp.	15,000	57,822
Senao International Co. Ltd.	1,000	1,053
Senao Networks, Inc.(2)	7,000	52,281
Sensortek Technology Corp.	6,000	59,717
Sesoda Corp.(2)	111,997	176,148
Shanghai Commercial & Savings Bank Ltd.	1,074,000	1,748,157
Sheng Yu Steel Co. Ltd.	51,000	42,802
ShenMao Technology, Inc.	17,000	28,625
Shih Her Technologies, Inc.	24,000	45,918
Shih Wei Navigation Co. Ltd.(2)	97,875	89,967
Shihlin Paper Corp.(1)	30,000	55,743
Shin Foong Specialty & Applied Materials Co. Ltd.(2)	18,000	41,130
Shin Kong Financial Holding Co. Ltd.	4,623,740	1,328,314
Shin Zu Shing Co. Ltd.	51,536	148,418
Shining Building Business Co. Ltd.(1)	125,000	37,908
Shinkong Insurance Co. Ltd.	66,000	124,915
Shinkong Synthetic Fibers Corp.	389,000	230,368
Shiny Chemical Industrial Co. Ltd.	39,582	173,446
ShunSin Technology Holding Ltd.	12,000	33,132
Shuttle, Inc.(1)(2)	124,000	64,177
Sigurd Microelectronics Corp.	275,063	458,613
Silergy Corp.(2)	12,000	205,722
Silicon Integrated Systems Corp.(2)	283,404	185,815
Simplo Technology Co. Ltd.	85,000	802,047
Sinbon Electronics Co. Ltd.	4,000	36,964
Sincere Navigation Corp.(2)	79,060	55,197
Singatron Enterprise Co. Ltd.	48,000	37,732
Sinher Technology, Inc.	15,000	19,520
Sinkang Industries Co. Ltd.	3,000	1,932
Sinmag Equipment Corp.	9,000	28,617
Sino-American Silicon Products, Inc.	207,000	1,128,525
Sinon Corp.	264,000	391,604
SinoPac Financial Holdings Co. Ltd.	3,540,050	2,006,898
Sinopower Semiconductor, Inc.	6,000	23,822
Sinyi Realty, Inc.	34,000	34,636

Avantis Emerging Markets Equity ETF
	Shares	Value
Sitronix Technology Corp.(2)	75,000	$463,713
Siward Crystal Technology Co. Ltd.	72,000	97,261
Softstar Entertainment, Inc.	1,000	2,705
Solar Applied Materials Technology Corp.(2)	264,670	334,953
Solomon Technology Corp.	54,000	48,445
Solteam, Inc.	28,000	56,947
Sonix Technology Co. Ltd.(2)	66,000	127,934
Speed Tech Corp.	1,000	1,906
Sporton International, Inc.	10,000	75,279
St Shine Optical Co. Ltd.	21,000	184,332
Standard Chemical & Pharmaceutical Co. Ltd.	16,000	26,037
Standard Foods Corp.	59,000	79,391
Stark Technology, Inc.	35,000	96,806
Sunjuice Holdings Co. Ltd.	3,000	22,377
Sunny Friend Environmental Technology Co. Ltd.	10,000	59,525
Sunonwealth Electric Machine Industry Co. Ltd.	32,000	43,905
Sunplus Technology Co. Ltd.	25,000	21,403
Sunrex Technology Corp.	24,000	30,259
Supreme Electronics Co. Ltd.	49,755	61,217
Swancor Holding Co. Ltd.(2)	10,000	33,272
Sweeten Real Estate Development Co. Ltd.	4,320	3,391
Symtek Automation Asia Co. Ltd.	29,000	85,909
Syncmold Enterprise Corp.	32,000	71,246
Synnex Technology International Corp.	393,000	716,353
Systex Corp.	17,000	40,804
T3EX Global Holdings Corp.(2)	57,213	146,665
TA Chen Stainless Pipe(2)	611,184	787,906
Ta Ya Electric Wire & Cable(2)	127,363	90,868
TA-I Technology Co. Ltd.	31,750	47,080
TAI Roun Products Co. Ltd.	23,000	11,994
Tai Tung Communication Co. Ltd.(1)	42,000	22,295
Tai-Saw Technology Co. Ltd.	75,000	87,679
Taichung Commercial Bank Co. Ltd.	1,504,625	671,805
TaiDoc Technology Corp.(2)	32,000	233,711
Taiflex Scientific Co. Ltd.	22,000	29,463
Taigen Biopharmaceuticals Holdings Ltd.(1)	68,000	42,145
Taimide Tech, Inc.	55,000	70,960
Tainan Spinning Co. Ltd.	189,000	116,460
Taishin Financial Holding Co. Ltd.	3,445,841	1,710,263
Taisun Enterprise Co. Ltd.	4,000	4,527
Taita Chemical Co. Ltd.	80,850	59,708
Taiwan Business Bank	2,689,825	1,127,395
Taiwan Cement Corp.(2)	757,853	975,575
Taiwan Cogeneration Corp.	48,000	58,513
Taiwan Cooperative Financial Holding Co. Ltd.	1,989,263	1,796,484
Taiwan Fertilizer Co. Ltd.	284,000	584,012
Taiwan Fire & Marine Insurance Co. Ltd.	41,000	27,095
Taiwan FU Hsing Industrial Co. Ltd.	29,000	40,180
Taiwan Glass Industry Corp.	412,000	236,447
Taiwan High Speed Rail Corp.	513,000	490,462
Taiwan Hon Chuan Enterprise Co. Ltd.	256,000	627,676

Avantis Emerging Markets Equity ETF
	Shares	Value
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	41,000	$58,405
Taiwan IC Packaging Corp.(1)	32,000	15,803
Taiwan Mask Corp.	24,000	58,785
Taiwan Mobile Co. Ltd.	420,000	1,372,829
Taiwan Navigation Co. Ltd.(2)	126,000	111,502
Taiwan Paiho Ltd.	92,000	191,009
Taiwan PCB Techvest Co. Ltd.	238,000	298,759
Taiwan Sakura Corp.	4,000	8,447
Taiwan Secom Co. Ltd.	62,000	208,223
Taiwan Semiconductor Co. Ltd.	76,000	236,165
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	465,132	38,768,752
Taiwan Shin Kong Security Co. Ltd.	7,070	9,329
Taiwan Steel Union Co. Ltd.	22,000	66,004
Taiwan Styrene Monomer	72,000	34,536
Taiwan Surface Mounting Technology Corp.	147,000	489,905
Taiwan TEA Corp.(1)	173,000	112,796
Taiwan Union Technology Corp.	70,000	131,401
Taiwan-Asia Semiconductor Corp.(2)	200,000	255,260
Taiyen Biotech Co. Ltd.	24,000	25,941
Tatung Co. Ltd.(1)(2)	483,000	544,765
Tatung System Technologies, Inc.	21,000	26,736
TCI Co. Ltd.	19,000	91,116
Teco Electric and Machinery Co. Ltd.	605,000	585,218
Test Research, Inc.	20,000	39,085
Test Rite International Co. Ltd.	33,000	23,100
Thermaltake Technology Co. Ltd.	97	84
Thinking Electronic Industrial Co. Ltd.	26,000	121,477
Thye Ming Industrial Co. Ltd.(2)	77,400	109,168
Ton Yi Industrial Corp.	421,000	279,318
Tong Hsing Electronic Industries Ltd.(1)	49,472	342,977
Tong Yang Industry Co. Ltd.	258,000	459,906
Top Bright Holding Co. Ltd.	8,000	29,579
Topco Scientific Co. Ltd.	95,000	507,397
Topkey Corp.	3,000	17,440
Topoint Technology Co. Ltd.	51,000	48,761
TPK Holding Co. Ltd.	157,000	186,066
Trade-Van Information Services Co.	2,000	4,623
Transcend Information, Inc.	49,000	106,167
Tripod Technology Corp.	126,000	413,695
Tsann Kuen Enterprise Co. Ltd.	38,589	59,229
TSC Auto ID Technology Co. Ltd.	8,000	51,246
TSRC Corp.	329,000	302,766
Ttet Union Corp.	6,000	31,003
TTY Biopharm Co. Ltd.	74,000	184,176
Tul Corp.	18,000	36,140
Tung Ho Steel Enterprise Corp.(2)	389,760	689,097
Tung Thih Electronic Co. Ltd.	12,000	71,184
TXC Corp.(2)	184,000	520,785
TYC Brother Industrial Co. Ltd.(2)	136,000	136,045
Tycoons Group Enterprise(1)	66,000	18,812
U-Ming Marine Transport Corp.	207,000	257,450

Avantis Emerging Markets Equity ETF
	Shares	Value
UDE Corp.	31,000	$39,090
Ultra Chip, Inc.(2)	20,000	85,800
Uni-President Enterprises Corp.	804,000	1,737,494
Unimicron Technology Corp.	496,000	2,430,264
Union Bank of Taiwan	796,129	429,253
Unitech Computer Co. Ltd.	46,000	48,333
Unitech Printed Circuit Board Corp.(1)	100,000	75,581
United Integrated Services Co. Ltd.	82,000	424,641
United Microelectronics Corp.(1)(2)	2,880,000	3,831,744
United Renewable Energy Co. Ltd.(1)	225,085	169,517
Universal Cement Corp.	107,000	78,739
Universal Vision Biotechnology Co. Ltd.	14,700	153,066
Universal, Inc.	17,000	15,646
Unizyx Holding Corp.(2)	147,000	133,859
UPC Technology Corp.	209,000	95,941
Userjoy Technology Co. Ltd.	15,350	35,816
USI Corp.	262,000	203,156
Utechzone Co. Ltd.	26,000	78,140
Vanguard International Semiconductor Corp.(2)	353,000	853,386
Ventec International Group Co. Ltd.	17,000	41,107
VIA Labs, Inc.	2,000	16,426
Visual Photonics Epitaxy Co. Ltd.	44,000	108,896
Voltronic Power Technology Corp.	9,100	513,500
Wafer Works Corp.(2)	41,000	69,569
Wah Hong Industrial Corp.	19,000	17,669
Wah Lee Industrial Corp.	37,740	112,538
Walsin Lihwa Corp.(2)	988,553	1,276,650
Walsin Technology Corp.(2)	95,000	287,086
Walton Advanced Engineering, Inc.	88,000	38,670
Wan Hai Lines Ltd.(2)	176,640	497,841
WEI Chih Steel Industrial Co. Ltd.(2)	76,000	65,971
Wei Chuan Foods Corp.	82,000	54,651
Weikeng Industrial Co. Ltd.	147,000	129,439
Well Shin Technology Co. Ltd.	16,000	23,595
Wholetech System Hitech Ltd.	33,000	51,342
Win Semiconductors Corp.(2)	99,000	575,025
Winbond Electronics Corp.(2)	1,330,000	958,270
Winstek Semiconductor Co. Ltd.(2)	54,000	87,429
WinWay Technology Co. Ltd.	10,000	130,690
Wisdom Marine Lines Co. Ltd.(2)	239,378	451,096
Wisechip Semiconductor, Inc.	12,000	26,764
Wistron Corp.	715,000	648,216
Wistron Information Technology & Services Corp.	8,000	23,113
Wistron NeWeb Corp.	330,000	915,123
Wiwynn Corp.(2)	5,000	125,168
Wowprime Corp.(1)	45,000	183,730
WPG Holdings Ltd.	271,000	455,748
WT Microelectronics Co. Ltd.	195,000	411,230
XinTec, Inc.	39,000	166,966
Xxentria Technology Materials Corp.	16,000	34,192
Yageo Corp.	85,212	911,361

Avantis Emerging Markets Equity ETF
	Shares	Value
Yang Ming Marine Transport Corp.(2)	563,000	$1,442,278
YC INOX Co. Ltd.	47,486	47,826
Yea Shin International Development Co. Ltd.	38,106	27,884
Yem Chio Co. Ltd.	99,579	46,090
Yeong Guan Energy Technology Group Co. Ltd.(2)	24,000	43,796
YFY, Inc.	403,000	326,003
Yieh Hsing Enterprise Co. Ltd.(1)	41,000	15,941
Yieh Phui Enterprise Co. Ltd.(2)	172,200	88,053
Young Fast Optoelectronics Co. Ltd.	39,000	38,459
Youngtek Electronics Corp.	50,000	106,579
Yuanta Financial Holding Co. Ltd.	2,653,733	1,761,535
Yulon Finance Corp.	100,900	533,509
Yulon Motor Co. Ltd.	330,397	445,158
YungShin Global Holding Corp.	1,000	1,356
Zeng Hsing Industrial Co. Ltd.	15,000	65,686
Zenitron Corp.	50,000	48,434
Zero One Technology Co. Ltd.	33,526	46,322
Zhen Ding Technology Holding Ltd.	234,000	868,416
Zinwell Corp.(1)	75,000	43,699
Zippy Technology Corp.	3,000	4,055
ZongTai Real Estate Development Co. Ltd.	71,496	76,126
		228,054,528
Thailand — 2.5%
AAPICO Hitech PCL, NVDR	99,800	68,979
Advanced Info Service PCL, NVDR	156,500	823,364
Advanced Information Technology PCL, NVDR	219,700	37,296
AEON Thana Sinsap Thailand PCL, NVDR	34,200	155,137
Airports of Thailand PCL, NVDR(1)	318,900	635,489
AJ Plast PCL, NVDR	39,300	16,048
Amanah Leasing PCL, NVDR	318,700	38,538
Amata Corp. PCL, NVDR	263,000	150,593
Ananda Development PCL, NVDR(1)	53,000	1,856
AP Thailand PCL, NVDR	1,678,200	459,503
Aqua Corp. PCL, NVDR(1)	1,757,300	28,971
Asia Aviation PCL, NVDR(1)	50,344	3,911
Asia Plus Group Holdings PCL, NVDR	561,700	47,364
Asia Sermkij Leasing PCL, NVDR	35,700	34,961
Asian Sea Corp. PCL, NVDR	72,150	35,212
Asset World Corp. PCL, NVDR	529,200	81,053
B Grimm Power PCL, NVDR	143,400	145,263
Bangchak Corp. PCL, NVDR	600,800	580,298
Bangkok Airways PCL, NVDR(1)	59,900	17,388
Bangkok Bank PCL, NVDR	74,200	278,188
Bangkok Chain Hospital PCL, NVDR	880,200	450,518
Bangkok Dusit Medical Services PCL, NVDR	1,549,300	1,241,687
Bangkok Expressway & Metro PCL, NVDR	478,300	114,686
Bangkok Land PCL, NVDR	2,403,600	66,506
Bangkok Life Assurance PCL, NVDR	625,200	608,025
Banpu PCL, NVDR	2,491,566	989,168
Banpu Power PCL, NVDR	69,100	29,926
BCPG PCL, NVDR	117,700	34,816

Avantis Emerging Markets Equity ETF
	Shares	Value
Beauty Community PCL, NVDR(1)	64,400	$2,575
BEC World PCL, NVDR	687,000	263,365
Berli Jucker PCL, NVDR	66,300	60,928
Better World Green PCL, NVDR(1)	3,280,900	73,597
BG Container Glass PCL, NVDR	56,100	15,844
BTS Group Holdings PCL, NVDR	520,100	119,723
Bumrungrad Hospital PCL, NVDR	108,700	643,640
Cal-Comp Electronics Thailand PCL, NVDR	476,838	32,082
Carabao Group PCL, NVDR	10,500	29,051
Central Pattana PCL, NVDR	228,900	434,088
Central Retail Corp. PCL, NVDR	193,866	214,892
CH Karnchang PCL, NVDR	368,600	212,140
Charoen Pokphand Foods PCL, NVDR	798,200	568,722
Chularat Hospital PCL, NVDR	1,181,300	118,542
CK Power PCL, NVDR	296,300	41,401
Com7 PCL, NVDR	603,800	569,177
Country Group Development PCL, NVDR(1)	979,000	11,807
CP ALL PCL, NVDR	506,800	854,239
Delta Electronics Thailand PCL, NVDR	13,400	192,010
Dhipaya Group Holdings PCL, NVDR	48,200	82,266
Diamond Building Products PCL, NVDR	51,200	11,015
Ditto Thailand PCL, NVDR	48,000	75,979
Dynasty Ceramic PCL, NVDR	1,977,800	146,382
Eastern Polymer Group PCL, NVDR	295,500	77,726
Ekachai Medical Care PCL, NVDR	156,000	32,062
Electricity Generating PCL, NVDR	89,600	449,261
Energy Absolute PCL, NVDR	283,100	660,952
Erawan Group PCL, NVDR(1)	77,040	7,633
Esso Thailand PCL, NVDR(1)	308,100	119,007
Forth Corp. PCL, NVDR	129,100	204,938
G J Steel PCL, NVDR(1)	6,403,900	68,415
GFPT PCL, NVDR	188,400	86,690
Global Power Synergy PCL, NVDR	115,800	215,557
Gulf Energy Development PCL, NVDR	164,020	230,161
Gunkul Engineering PCL, NVDR	1,181,800	161,133
Haad Thip PCL, NVDR	13,900	12,188
Hana Microelectronics PCL, NVDR	94,800	110,694
Home Product Center PCL, NVDR	1,121,200	427,117
Ichitan Group PCL, NVDR	86,500	21,567
Indorama Ventures PCL, NVDR	352,600	417,588
IRPC PCL, NVDR	3,488,700	326,583
Italian-Thai Development PCL, NVDR(1)	1,929,200	101,473
Jasmine International PCL, NVDR(1)	3,889,400	272,547
Jay Mart PCL, NVDR	68,641	97,706
JMT Network Services PCL, NVDR	71,668	153,116
JWD Infologistics PCL, NVDR	210,600	98,578
KCE Electronics PCL, NVDR	316,000	468,347
KGI Securities Thailand PCL, NVDR	805,200	109,872
Khon Kaen Sugar Industry PCL, NVDR	380,000	37,467
Kiatnakin Phatra Bank PCL, NVDR	99,300	197,100
Krung Thai Bank PCL, NVDR	899,400	415,857

Avantis Emerging Markets Equity ETF
	Shares	Value
Krungthai Card PCL, NVDR	200,500	$330,590
Land & Houses PCL, NVDR	2,661,700	649,351
Lanna Resources PCL, NVDR	86,300	56,549
LPN Development PCL, NVDR	441,700	54,713
Major Cineplex Group PCL, NVDR	59,700	31,071
Master Ad PCL, NVDR(1)	1,993,300	30,521
MBK PCL, NVDR(1)	180,600	80,586
MC Group PCL, NVDR	20,300	5,560
MCS Steel PCL, NVDR	184,800	52,135
Mega Lifesciences PCL, NVDR	88,500	119,330
MFEC PCL, NVDR	71,500	18,303
Minor International PCL, NVDR(1)	543,100	486,345
MK Restaurants Group PCL, NVDR	9,300	15,027
Muangthai Capital PCL, NVDR	132,000	153,568
Namyong Terminal PCL, NVDR	30,600	3,053
Noble Development PCL, Class C, NVDR	205,200	27,672
Nusasiri PCL, NVDR(1)	2,794,300	78,016
Origin Property PCL, NVDR	292,000	82,316
Osotspa PCL, NVDR	229,800	196,755
Plan B Media PCL, NVDR(1)	739,800	133,675
Polyplex Thailand PCL, NVDR	98,600	61,876
POSCO-Thainox PCL, NVDR	576,900	18,805
Precious Shipping PCL, NVDR	651,100	253,037
Premier Marketing PCL, NVDR	72,700	17,532
Prima Marine PCL, NVDR	477,300	81,099
Property Perfect PCL, NVDR	2,307,910	25,859
Pruksa Holding PCL, NVDR	89,200	31,486
PTG Energy PCL, NVDR	269,800	112,951
PTT Exploration & Production PCL, NVDR	275,400	1,273,734
PTT Global Chemical PCL, NVDR	440,100	572,230
PTT Oil & Retail Business PCL, NVDR	369,300	275,695
PTT PCL, NVDR	1,466,000	1,506,201
Quality Houses PCL, NVDR	6,104,100	361,385
R&B Food Supply PCL, NVDR	29,500	11,393
Raimon Land PCL, NVDR(1)	1,000,000	21,382
Rajthanee Hospital PCL, NVDR	65,600	64,772
Ratch Group PCL, NVDR	87,750	105,852
Ratchthani Leasing PCL, NVDR	998,700	130,176
Regional Container Lines PCL, NVDR	443,600	394,595
Rojana Industrial Park PCL, NVDR	239,200	38,973
RS PCL, NVDR	189,100	79,734
S Hotels & Resorts PCL, NVDR(1)	289,200	32,311
S Kijchai Enterprise PCL, R Shares, NVDR	189,900	29,350
Sabina PCL, NVDR	40,300	29,265
Samart Corp. PCL, NVDR(1)	72,200	12,461
Sansiri PCL, NVDR	5,153,500	155,273
Sappe PCL, NVDR	43,800	53,375
SC Asset Corp. PCL, NVDR	869,800	83,809
SCB X PCL, NVDR	122,700	370,904
SEAFCO PCL, NVDR(1)	16,100	1,686
Sermsang Power Corp. Co. Ltd., NVDR	206,668	54,344

Avantis Emerging Markets Equity ETF
	Shares	Value
Siam Cement PCL, NVDR	78,500	$770,083
Siam City Cement PCL, NVDR	19,500	84,706
Siam Global House PCL, NVDR	418,301	224,813
Siam Makro PCL, NVDR	20,337	19,215
Siamgas & Petrochemicals PCL, NVDR	124,500	38,193
Sikarin PCL, NVDR	21,100	7,517
Singha Estate PCL, NVDR(1)	1,000,000	52,680
Sino-Thai Engineering & Construction PCL, NVDR	676,800	227,916
SNC Former PCL, NVDR	107,500	50,055
Somboon Advance Technology PCL, NVDR	113,400	60,558
SPCG PCL, NVDR	87,000	37,670
Sri Trang Agro-Industry PCL, NVDR	222,500	137,714
Srisawad Corp. PCL, NVDR	274,100	365,541
Srisawad Finance PCL, NVDR	45,700	37,545
Srivichai Vejvivat PCL, NVDR	93,400	24,558
Star Petroleum Refining PCL, NVDR	459,000	162,179
STP & I PCL, NVDR(1)	367,800	36,453
Supalai PCL, NVDR	440,800	235,595
Super Energy Corp. PCL, NVDR	6,494,800	135,306
Synnex Thailand PCL, NVDR	47,100	26,790
Taokaenoi Food & Marketing PCL, Class R NVDR	221,400	46,708
Tata Steel Thailand PCL, NVDR	498,600	13,930
Thai Airways International PCL, NVDR(1)	20,500	1,867
Thai Oil PCL, NVDR	348,500	579,831
Thai Solar Energy PCL, NVDR	212,200	12,328
Thai Union Group PCL, NVDR	1,417,500	679,711
Thai Vegetable Oil PCL, NVDR	244,200	204,361
Thaicom PCL, NVDR	154,300	43,915
Thaifoods Group PCL, NVDR	145,600	24,952
Thanachart Capital PCL, NVDR	70,900	78,641
Thonburi Healthcare Group PCL, NVDR	289,600	541,674
Thoresen Thai Agencies PCL, NVDR	784,800	178,353
Tipco Asphalt PCL, NVDR	270,600	123,857
Tisco Financial Group PCL, NVDR	63,900	164,151
TMBThanachart Bank PCL, NVDR	1,642,100	57,074
TOA Paint Thailand PCL, NVDR	71,800	60,525
Total Access Communication PCL, NVDR	54,400	64,161
TPI Polene PCL, NVDR	1,342,100	62,526
TPI Polene Power PCL, NVDR	537,300	55,069
TQM Alpha PCL, NVDR	96,100	112,660
True Corp. PCL, NVDR	4,802,500	600,255
TTW PCL, NVDR	157,600	45,387
U City PCL, NVDR(1)	3,088,800	114,106
Unique Engineering & Construction PCL, NVDR(1)	129,200	17,207
United Paper PCL, NVDR	45,600	21,108
Univentures PCL, NVDR	191,000	15,389
Vanachai Group PCL, NVDR	117,200	20,871
VGI PCL, NVDR	194,070	23,279
WHA Corp. PCL, NVDR	441,900	42,360
Workpoint Entertainment PCL, NVDR	45,500	24,040
		33,161,608

Avantis Emerging Markets Equity ETF
	Shares	Value
Turkey — 0.6%
AG Anadolu Grubu Holding AS	7,413	$30,183
Akbank TAS	786,529	505,174
Aksa Akrilik Kimya Sanayii AS	43,628	132,001
Aksa Enerji Uretim AS	67,604	105,456
Alarko Holding AS	3,511	9,513
Albaraka Turk Katilim Bankasi AS(1)	199,590	26,915
Anadolu Anonim Turk Sigorta Sirketi(1)	49,944	22,226
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,148	31,968
Aselsan Elektronik Sanayi Ve Ticaret AS	54,650	78,179
Aygaz AS	17,880	44,986
Bagfas Bandirma Gubre Fabrikalari AS(1)	24,987	30,144
Bera Holding AS	134,336	131,143
BIM Birlesik Magazalar AS	50,124	300,716
Borusan Mannesmann Boru Sanayi ve Ticaret AS(1)	2,241	5,270
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	2,541	5,155
Cimsa Cimento Sanayi VE Ticaret AS	2,951	8,590
Coca-Cola Icecek AS	22,819	200,176
Dogan Sirketler Grubu Holding AS	93,300	27,061
Dogus Otomotiv Servis ve Ticaret AS	10,857	59,540
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	5,143	3,908
Enerjisa Enerji AS	111,018	104,149
Eregli Demir ve Celik Fabrikalari TAS	184,379	291,349
Ford Otomotiv Sanayi AS	4,847	88,070
Goodyear Lastikleri TAS(1)	456	272
Gozde Girisim Sermayesi Yatirim Ortakligi AS(1)	35,254	18,289
GSD Holding AS	143,314	34,386
Gubre Fabrikalari TAS(1)	5,436	34,861
Haci Omer Sabanci Holding AS	216,220	302,048
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	33,311	32,742
Is Finansal Kiralama AS(1)	128,833	58,146
Is Yatirim Menkul Degerler AS	27,641	43,155
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(2)	382,092	247,519
KOC Holding AS	147,079	366,948
Koza Altin Isletmeleri AS	7,429	64,705
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	64,168	95,427
Logo Yazilim Sanayi Ve Ticaret AS	1,540	4,020
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	9,064	34,836
Migros Ticaret AS(1)	28,022	125,741
MLP Saglik Hizmetleri AS(1)	23,137	51,406
NET Holding AS(1)	41,981	27,169
Nuh Cimento Sanayi AS	8,333	34,817
ODAS Elektrik Uretim ve Sanayi Ticaret AS(1)	226,375	56,043
Otokar Otomotiv Ve Savunma Sanayi AS	1,892	49,602
Pegasus Hava Tasimaciligi AS(1)	8,451	96,831
Petkim Petrokimya Holding AS(1)	208,304	165,431
Sasa Polyester Sanayi AS(1)	18,108	53,021
Sekerbank Turk AS(1)	6,054	1,243
Selcuk Ecza Deposu Ticaret ve Sanayi AS	14,657	16,076
Sok Marketler Ticaret AS(1)	77,870	72,142

Avantis Emerging Markets Equity ETF
		Shares	Value
TAV Havalimanlari Holding AS(1)		84,976	$290,028
Tekfen Holding AS		23,085	37,749
Tofas Turk Otomobil Fabrikasi AS		13,715	66,171
Turk Hava Yollari AO(1)		203,802	817,379
Turk Traktor ve Ziraat Makineleri AS		5,674	76,172
Turkcell Iletisim Hizmetleri AS, ADR		117,278	348,316
Turkiye Halk Bankasi AS(1)		139,732	65,835
Turkiye Is Bankasi AS, C Shares		1,240,843	537,501
Turkiye Petrol Rafinerileri AS(1)		37,542	740,172
Turkiye Sinai Kalkinma Bankasi AS(1)		616,866	166,526
Turkiye Sise ve Cam Fabrikalari AS		128,771	174,326
Turkiye Vakiflar Bankasi TAO, D Shares(1)		179,737	72,071
Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS(1)		777	5,505
Vestel Elektronik Sanayi ve Ticaret AS		11,329	18,537
Yapi ve Kredi Bankasi AS(2)		571,144	220,691
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS		30,757	27,232
Zorlu Enerji Elektrik Uretim AS(1)		3,170	509
			7,993,468
TOTAL COMMON STOCKS (Cost $1,443,050,588)			1,316,904,434
RIGHTS†
Brazil†
AES Brasil Energia SA(1)		23,663	364
China†
Zhong An Group Ltd.(1)		2,207	3
Thailand†
Thai Oil PCL, NVDR(1)		28,755	8
TOTAL RIGHTS (Cost $—)			375
WARRANTS†
Malaysia†
Eco World Development Group Bhd(1)		120,380	2,555
PESTECH International Bhd(1)		18,662	646
Yinson Holdings Bhd(1)		88,971	11,332
			14,533
Thailand†
Aqua Corp. PCL(1)		878,650	1,687
Maco Pharma(1)		498,325	136
MBK PCL(1)		7,224	2,556
Minor International PCL, NVDR(1)		1	—
VGI PCL(1)		44,070	204
			4,583
TOTAL WARRANTS (Cost $—)			19,116
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $1,668)(4) (Cost $1,668)	INR	121,365	1,490
SHORT-TERM INVESTMENTS — 1.7%
Money Market Funds — 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class		998,676	998,676

Avantis Emerging Markets Equity ETF
	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(5)	22,098,803	$22,098,803
TOTAL SHORT-TERM INVESTMENTS (Cost $23,097,479)		23,097,479
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $1,466,149,735)		1,340,022,894
OTHER ASSETS AND LIABILITIES — (1.3)%		(17,627,033)
TOTAL NET ASSETS — 100.0%		$1,322,395,861

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	20.0%
Information Technology	18.2%
Consumer Discretionary	13.4%
Materials	10.5%
Industrials	9.0%
Communication Services	7.6%
Energy	5.8%
Consumer Staples	5.7%
Health Care	3.8%
Utilities	3.8%
Real Estate	1.8%
Short-Term Investments	1.7%
Other Assets and Liabilities	(1.3)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
INR	-	Indian Rupee
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $71,542,673. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,490, which represented less than 0.05% of total net assets.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $79,323,096, which includes securities collateral of $57,224,293.

See Notes to Financial Statements.

AUGUST 31, 2022

Avantis Emerging Markets Value ETF
	Shares	Value
COMMON STOCKS — 99.4%
Brazil — 6.3%
3R Petroleum Oleo E Gas SA(1)	8,500	$60,927
Aliansce Sonae Shopping Centers SA	9,500	31,993
Alpargatas SA, Preference Shares	12,000	48,255
Auren Energia SA	772	2,273
Banco ABC Brasil SA, Preference Shares	15,900	58,131
Banco BMG SA, Preference Shares	400	202
Banco Bradesco SA	47,680	144,807
Banco Bradesco SA, ADR	178,782	648,979
Banco do Brasil SA	56,100	450,426
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	33,700	72,486
Banco Santander Brasil SA, ADR	14,731	84,261
BR Malls Participacoes SA	58,700	93,425
BR Properties SA	14,800	23,498
BrasilAgro - Co. Brasileira de Propriedades Agricolas	4,200	23,210
Braskem SA, ADR(2)	11,270	133,211
C&A MODAS SA(1)	8,800	5,464
Camil Alimentos SA	11,700	22,535
CCR SA	50,600	135,195
Cia Brasileira de Distribuicao, ADR(2)	18,964	77,373
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	3,400	34,559
Cia Siderurgica Nacional SA, ADR	76,432	206,366
Construtora Tenda SA(1)	8,300	9,397
Cury Construtora e Incorporadora SA	7,200	12,331
Desktop - Sigmanet Comunicacao Multimidia S.A	3,000	6,211
Dexco SA	20,040	38,367
EcoRodovias Infraestrutura e Logistica SA(1)	23,200	26,043
Embraer SA, ADR(1)	18,152	193,500
Enauta Participacoes SA	16,000	51,146
Engie Brasil Energia SA	10,200	79,817
Even Construtora e Incorporadora SA	6,600	7,536
Gafisa SA(1)	22,900	5,282
Gerdau SA, ADR	71,429	322,145
Getnet Adquirencia e Servicos para Meios de Pagamento SA, ADR	359	628
Infracommerce CXAAS SA(1)	4,400	4,728
Iochpe Maxion SA	23,000	60,436
IRB Brasil Resseguros S/A(1)	72,900	23,261
Itau Unibanco Holding SA, ADR	207,044	1,022,797
JBS SA	1,300	7,394
JHSF Participacoes SA	19,500	23,314
Kepler Weber SA	3,000	12,179
Klabin SA	45,200	164,730
Localiza Rent a Car SA	14,300	167,700
LOG Commercial Properties e Participacoes SA	4,200	21,265
Log-in Logistica Intermodal SA(1)	3,700	28,107
Lojas Quero Quero S/A	16,100	21,416
LPS Brasil Consultoria de Imoveis SA	9,300	5,184
Marfrig Global Foods SA	24,300	61,656

Avantis Emerging Markets Value ETF
	Shares	Value
Minerva SA	10,700	$31,715
Movida Participacoes SA	14,000	37,325
MRV Engenharia e Participacoes SA	600	1,176
Petro Rio SA(1)	78,100	410,587
Petroleo Brasileiro SA, ADR	28,350	405,122
Petroleo Brasileiro SA, ADR Preference Shares	36,485	464,819
Petroreconcavo SA	3,200	16,768
Randon SA Implementos e Participacoes, Preference Shares	11,600	21,339
Sao Martinho SA	7,300	44,860
Sendas Distribuidora SA, ADR(2)	13,420	236,460
Ser Educacional SA	4,300	5,133
StoneCo Ltd., A Shares(1)	17,428	165,217
Sul America SA	14,900	69,855
Suzano SA, ADR	53,657	460,914
SYN prop e tech SA	11,300	9,861
Taurus Armas SA, Preference Shares	8,000	26,757
TIM SA, ADR	21,811	247,337
Tupy SA	3,700	18,968
Unipar Carbocloro SA, Class B Preference Shares	5,500	107,084
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	31,700	48,930
Vale SA, ADR	41,428	514,536
Via S/A(1)	108,800	67,132
Wilson Sons Holdings Brasil SA	6,000	10,207
		8,156,248
Chile — 0.7%
Banco de Chile	583,267	55,336
Banco de Credito e Inversiones SA	459	13,520
Banco Santander Chile, ADR	120	1,925
CAP SA	5,932	47,860
Cencosud SA	63,224	88,390
Colbun SA	586,420	55,891
Embotelladora Andina SA, Class B Preference Shares	23,280	47,664
Empresa Nacional de Telecomunicaciones SA	10,496	33,184
Empresas CMPC SA	52,032	98,694
Empresas COPEC SA	13,368	117,758
Itau CorpBanca Chile SA	17,011,041	38,910
Parque Arauco SA	26,153	27,650
Sociedad Quimica y Minera de Chile SA, ADR	2,607	259,866
Vina Concha y Toro SA	5,557	6,789
		893,437
China — 28.3%
360 DigiTech, Inc., ADR	5,213	83,304
A-Living Smart City Services Co. Ltd.(2)	34,250	35,280
AAC Technologies Holdings, Inc.	53,000	98,189
AAG Energy Holdings Ltd.	236,000	44,551
Agile Group Holdings Ltd.(2)	78,000	27,316
Aluminum Corp. of China Ltd., H Shares	432,000	159,628
Anhui Conch Cement Co. Ltd., H Shares	141,000	537,330
Anhui Expressway Co. Ltd., H Shares	30,000	21,778
Anton Oilfield Services Group(1)	34,000	2,013

Avantis Emerging Markets Value ETF
	Shares	Value
Asia Cement China Holdings Corp.	21,500	$10,750
AsiaInfo Technologies Ltd.(2)	14,000	20,076
Autohome, Inc., ADR	9,066	322,840
Bank of Communications Co. Ltd., H Shares	1,052,000	599,397
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	2,750	3,999
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	14,000	17,420
BOC Aviation Ltd.	48,100	385,016
BOE Varitronix Ltd.	55,000	125,460
Bosideng International Holdings Ltd.	204,000	114,544
BYD Electronic International Co. Ltd.	17,000	44,916
Canaan, Inc., ADR(1)(2)	18,893	66,314
Canadian Solar, Inc.(1)	446	20,146
Canvest Environmental Protection Group Co. Ltd.(2)	41,000	24,579
CGN Mining Co. Ltd.(1)(2)	310,000	40,389
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	8,700	8,933
China BlueChemical Ltd., H Shares	302,000	78,637
China Bohai Bank Co. Ltd., H Shares(2)	182,000	30,144
China Cinda Asset Management Co. Ltd., H Shares	1,149,000	157,784
China CITIC Bank Corp. Ltd., H Shares	876,000	375,550
China Coal Energy Co. Ltd., H Shares	216,000	192,082
China Communications Services Corp. Ltd., H Shares	386,000	165,747
China Conch Venture Holdings Ltd.	181,000	369,382
China Datang Corp. Renewable Power Co. Ltd., H Shares	294,000	73,626
China East Education Holdings Ltd.	68,500	28,947
China Education Group Holdings Ltd.	60,000	52,271
China Everbright Bank Co. Ltd., H Shares	211,000	64,685
China Everbright Environment Group Ltd.	757,000	374,157
China Everbright Greentech Ltd.(2)	40,000	8,345
China Everbright Ltd.(2)	140,000	102,246
China Feihe Ltd.	465,000	384,860
China Foods Ltd.	70,000	22,282
China Galaxy Securities Co. Ltd., H Shares	319,000	174,402
China Glass Holdings Ltd.(2)	114,000	16,197
China Hanking Holdings Ltd.	11,000	1,175
China High Speed Transmission Equipment Group Co. Ltd.(1)	63,000	35,617
China Hongqiao Group Ltd.	424,500	411,621
China International Capital Corp. Ltd., H Shares	187,200	329,341
China Kepei Education Group Ltd.	30,000	7,704
China Lesso Group Holdings Ltd.	119,000	141,444
China Longyuan Power Group Corp. Ltd., H Shares	375,000	605,687
China Medical System Holdings Ltd.	159,000	235,317
China Mengniu Dairy Co. Ltd.(1)	180,000	815,090
China Minsheng Banking Corp. Ltd., H Shares(2)	365,000	116,106
China Modern Dairy Holdings Ltd.(2)	199,000	26,326
China National Building Material Co. Ltd., H Shares	722,000	681,763
China New Higher Education Group Ltd.	85,000	26,631
China Nuclear Energy Technology Corp. Ltd.(1)	40,000	3,356
China Oriental Group Co. Ltd.	136,000	25,055
China Pacific Insurance Group Co. Ltd., H Shares	187,400	396,972
China Petroleum & Chemical Corp., ADR	2,460	114,439
China Railway Group Ltd., H Shares	374,000	214,112

Avantis Emerging Markets Value ETF
	Shares	Value
China Renaissance Holdings Ltd.(1)	20,500	$23,192
China Resources Cement Holdings Ltd.	338,000	208,346
China Resources Land Ltd.	288,000	1,179,143
China Resources Power Holdings Co. Ltd.	306,000	608,432
China Risun Group Ltd.(2)	169,000	66,254
China Sanjiang Fine Chemicals Co. Ltd.	16,000	3,271
China Shenhua Energy Co. Ltd., H Shares	226,000	708,797
China Shineway Pharmaceutical Group Ltd.	7,000	5,370
China Shuifa Singyes Energy Holdings Ltd.	71,000	9,275
China Sunshine Paper Holdings Co. Ltd.	110,000	25,830
China Suntien Green Energy Corp. Ltd., H Shares	138,000	61,892
China Taiping Insurance Holdings Co. Ltd.	278,600	284,444
China Tower Corp. Ltd., H Shares	5,296,000	660,400
China Vanke Co. Ltd., H Shares	1,400	2,733
China XLX Fertiliser Ltd.	129,000	73,510
China Yongda Automobiles Services Holdings Ltd.	144,000	101,559
China Youran Dairy Group Ltd.(1)	89,000	26,945
China Yuhua Education Corp. Ltd.(1)	184,000	28,913
China ZhengTong Auto Services Holdings Ltd.(1)	8,000	506
Chongqing Rural Commercial Bank Co. Ltd., H Shares	94,000	32,535
CIMC Enric Holdings Ltd.(2)	68,000	72,632
CITIC Ltd.	706,000	727,800
CITIC Resources Holdings Ltd.	426,000	26,682
CITIC Securities Co. Ltd., H Shares	277,600	562,650
CMOC Group Ltd., H Shares	315,000	140,464
CNFinance Holdings Ltd., ADR(1)	998	2,705
COFCO Joycome Foods Ltd.(1)	482,000	184,514
COSCO SHIPPING Holdings Co. Ltd., Class H(2)	436,500	651,633
COSCO SHIPPING Ports Ltd.	76,000	49,178
Country Garden Holdings Co. Ltd.(2)	311,000	91,806
CSPC Pharmaceutical Group Ltd.	1,122,000	1,138,183
CSSC Hong Kong Shipping Co. Ltd.	132,000	22,312
Dali Foods Group Co. Ltd.	248,500	113,602
Daqo New Energy Corp., ADR(1)	10,149	676,634
Differ Group Auto Ltd.(1)(2)	304,000	76,629
Digital China Holdings Ltd.	80,000	35,686
Dongfeng Motor Group Co. Ltd., Class H	372,000	235,866
Dongyue Group Ltd.	137,000	153,761
E-House China Enterprise Holdings Ltd.(1)(2)	153,000	13,377
Ebang International Holdings, Inc., A Shares(1)	2,529	1,182
EVA Precision Industrial Holdings Ltd.(2)	174,000	33,287
Fanhua, Inc., ADR(2)	4,238	23,648
FIH Mobile Ltd.(1)	466,000	60,362
FinVolution Group, ADR	24,288	119,497
First Tractor Co. Ltd., H Shares(2)	32,000	12,817
Fu Shou Yuan International Group Ltd.	110,000	70,281
Fufeng Group Ltd.	260,000	146,097
Fuyao Glass Industry Group Co. Ltd., H Shares	9,200	43,901
GDS Holdings Ltd., Class A(1)	69,100	235,996
Geely Automobile Holdings Ltd.	441,000	886,065
GF Securities Co. Ltd., H Shares	134,200	175,306

Avantis Emerging Markets Value ETF
	Shares	Value
Grand Pharmaceutical Group Ltd.	121,000	$64,600
Great Wall Motor Co. Ltd., H Shares	21,000	31,507
Greentown Management Holdings Co. Ltd.	35,000	29,616
GreenTree Hospitality Group Ltd., ADR(2)	414	1,743
Guangzhou R&F Properties Co. Ltd., H Shares(2)	183,600	37,976
Hainan Meilan International Airport Co. Ltd., H Shares(1)	26,000	61,218
Haitian International Holdings Ltd.	56,000	137,197
Haitong Securities Co. Ltd., H Shares	245,600	160,799
Harbin Electric Co. Ltd., H Shares(1)	16,000	4,348
Hello Group, Inc., ADR	22,577	116,272
Henan Jinma Energy Co. Ltd., H Shares	4,000	1,613
Hengan International Group Co. Ltd.	116,500	557,512
Hilong Holding Ltd.(1)	199,000	15,688
Hisense Home Appliances Group Co. Ltd., H Shares	28,000	30,168
Hollysys Automation Technologies Ltd.	1,174	19,993
Hope Education Group Co. Ltd.(2)	368,000	31,722
Hua Hong Semiconductor Ltd.(1)	59,000	173,193
Huatai Securities Co. Ltd., H Shares	198,200	264,918
Huazhong In-Vehicle Holdings Co. Ltd.(2)	80,000	25,481
Huijing Holdings Co. Ltd.(2)	116,000	2,259
Ingdan, Inc.(1)	44,000	10,108
Inkeverse Group Ltd.(1)	165,000	26,990
International Alliance Financial Leasing Co. Ltd.(1)	159,000	83,955
Jiangsu Expressway Co. Ltd., H Shares	86,000	73,659
Jiangxi Copper Co. Ltd., H Shares	199,000	244,406
Jinchuan Group International Resources Co. Ltd.(2)	460,000	49,641
Jinxin Fertility Group Ltd.	86,000	56,001
Jiumaojiu International Holdings Ltd.(2)	33,000	64,924
JNBY Design Ltd.	12,000	13,058
Kingboard Holdings Ltd.	99,500	314,191
Kingboard Laminates Holdings Ltd.	64,500	61,527
Lee & Man Paper Manufacturing Ltd.	55,000	19,743
LexinFintech Holdings Ltd., ADR(1)	14,536	29,653
Li Auto, Inc., ADR(1)	5,461	157,113
Longfor Group Holdings Ltd.	194,000	629,678
Lonking Holdings Ltd.	339,000	57,400
Maoyan Entertainment(1)(2)	25,800	21,666
Meitu, Inc.(1)(2)	303,000	32,213
Midea Real Estate Holding Ltd.(2)	35,200	37,557
Minth Group Ltd.	38,000	107,528
MMG Ltd.(1)	348,000	95,199
NetDragon Websoft Holdings Ltd.	38,500	83,767
NetEase, Inc., ADR	11,958	1,058,403
New China Life Insurance Co. Ltd., H Shares	76,300	179,586
New Oriental Education & Technology Group, Inc., ADR(1)	8,404	238,674
Nexteer Automotive Group Ltd.	85,000	63,166
Nine Dragons Paper Holdings Ltd.	98,000	76,898
NiSun International Enterprise Development Group Co. Ltd.(1)	836	602
Noah Holdings Ltd., ADR(1)	4,076	72,186
OneConnect Financial Technology Co. Ltd., ADR(1)	13,145	14,197
People's Insurance Co. Group of China Ltd., H Shares	250,000	77,266

Avantis Emerging Markets Value ETF
	Shares	Value
Perennial Energy Holdings Ltd.	130,000	$17,833
PICC Property & Casualty Co. Ltd., H Shares	740,000	800,406
Poly Property Group Co. Ltd.	17,681	3,594
Poly Property Services Co. Ltd., Class H	3,800	22,258
Postal Savings Bank of China Co. Ltd., H Shares(2)	75,000	44,773
Powerlong Commercial Management Holdings Ltd.	20,500	11,090
Q Technology Group Co. Ltd.(1)	44,000	24,178
Qudian, Inc., ADR(1)(2)	6,009	5,709
Redsun Properties Group Ltd.(1)(2)	61,000	8,780
Sany Heavy Equipment International Holdings Co. Ltd.	55,000	56,973
Shanghai Industrial Holdings Ltd.	65,000	90,357
Shenzhen International Holdings Ltd.	166,000	143,093
Shimao Services Holdings Ltd.(1)(2)	68,000	17,419
Shougang Fushan Resources Group Ltd.	214,000	67,878
Shui On Land Ltd.	551,000	69,308
Sino Biopharmaceutical Ltd.	1,376,000	722,697
Sino-Ocean Group Holding Ltd.	376,000	54,880
Sinopec Engineering Group Co. Ltd., H Shares	99,000	44,230
Skyworth Group Ltd.	222,000	110,298
South Manganese Investment Ltd.(1)	240,000	26,780
SSY Group Ltd.	184,000	86,646
Sun King Technology Group Ltd.(1)(2)	108,000	30,653
SY Holdings Group Ltd.	27,500	18,400
Tiangong International Co. Ltd.(2)	188,000	63,049
Tingyi Cayman Islands Holding Corp.	310,000	550,475
Tong Ren Tang Technologies Co. Ltd., H Shares	19,000	13,431
Tongcheng Travel Holdings Ltd.(1)	52,800	108,143
Tongda Group Holdings Ltd.(1)	190,000	2,894
Topsports International Holdings Ltd.	146,000	115,237
TravelSky Technology Ltd., H Shares	86,000	149,888
Truly International Holdings Ltd.	340,000	74,484
Tsaker New Energy Tech Co. Ltd.	55,000	9,851
Tsingtao Brewery Co. Ltd., H Shares	20,000	194,219
Uni-President China Holdings Ltd.	197,000	169,607
Vinda International Holdings Ltd.(2)	2,000	5,590
Vipshop Holdings Ltd., ADR(1)	43,799	508,506
VNET Group, Inc., ADR(1)	11,141	59,604
Want Want China Holdings Ltd.	759,000	534,656
Wasion Holdings Ltd.	74,000	24,896
Weibo Corp., ADR(1)	2,954	61,118
West China Cement Ltd.	422,000	52,054
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	76,000	35,784
Xiamen International Port Co. Ltd., H Shares	204,000	57,814
Xinchen China Power Holdings Ltd.(1)	46,000	2,775
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	31,000	21,806
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	70,200	104,609
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares(1)	47,000	7,029
Xinte Energy Co. Ltd., H Shares	39,600	103,344
Xinyi Solar Holdings Ltd.	54,000	74,262
XTEP International Holdings Ltd.	174,000	241,457
Yadea Group Holdings Ltd.	100,000	190,740

Avantis Emerging Markets Value ETF
	Shares	Value
Yankuang Energy Group Co. Ltd., H Shares(2)	274,000	$1,084,604
Yuexiu Property Co. Ltd.	79,000	98,811
Yuexiu Transport Infrastructure Ltd.	182,000	87,084
Yum China Holdings, Inc.	29,767	1,491,624
Zengame Technology Holding Ltd.(1)	106,000	20,341
Zhaojin Mining Industry Co. Ltd., H Shares(1)	231,500	196,019
Zhejiang Expressway Co. Ltd., H Shares	192,000	146,135
Zhongsheng Group Holdings Ltd.	78,000	368,813
Zhou Hei Ya International Holdings Co. Ltd.(1)	115,500	57,702
Zijin Mining Group Co. Ltd., H Shares	592,000	668,944
		36,623,578
Greece — 0.3%
Aegean Airlines SA(1)	2,605	12,776
Eurobank Ergasias Services and Holdings SA, Class A(1)	134,827	125,093
Hellenic Petroleum Holdings SA	3,094	21,289
JUMBO SA	5,506	78,712
Motor Oil Hellas Corinth Refineries SA	3,430	64,668
Mytilineos SA	1,224	19,141
National Bank of Greece SA(1)	25,056	80,862
Titan Cement International SA(1)	3,052	36,311
Viohalco SA	4,626	15,929
		454,781
Hong Kong†
Edvantage Group Holdings Ltd.	18,000	5,357
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	16,810	115,827
OTP Bank Nyrt	4,173	88,747
		204,574
India — 17.5%
ACC Ltd.	6,914	198,116
Aditya Birla Capital Ltd.(1)	32,637	46,097
AGI Greenpac Ltd.	4,780	18,624
Alembic Pharmaceuticals Ltd.	6,262	50,674
Allcargo Logistics Ltd.	9,396	41,744
Amara Raja Batteries Ltd.	9,793	62,125
Ambika Cotton Mills Ltd.	311	6,889
Andhra Sugars Ltd.	4,689	8,517
Apar Industries Ltd.	3,493	58,201
APL Apollo Tubes Ltd.(1)	7,577	89,104
Apollo Hospitals Enterprise Ltd.	8,609	462,548
Apollo Tyres Ltd.	43,125	134,545
Aptech Ltd.	1,562	4,885
Arvind Ltd.(1)	11,995	14,570
Ashoka Buildcon Ltd.(1)	7,902	7,873
Aster DM Healthcare Ltd.(1)	9,036	24,917
Astra Microwave Products Ltd.	7,929	34,829
Aurobindo Pharma Ltd.	11,511	78,370
Avadh Sugar & Energy Ltd.	1,300	8,668
Avanti Feeds Ltd.	3,159	18,257
Bajaj Consumer Care Ltd.	11,479	23,113
Bajaj Electricals Ltd.	4,060	62,604

Avantis Emerging Markets Value ETF
	Shares	Value
Bajaj Hindusthan Sugar Ltd.(1)	90,255	$11,218
Balrampur Chini Mills Ltd.	15,901	69,346
Bandhan Bank Ltd.(1)	37,768	130,344
BASF India Ltd.	963	39,791
Bayer CropScience Ltd.	650	44,319
Bhansali Engineering Polymers Ltd.	2,536	3,998
Bharat Electronics Ltd.	131,430	502,192
Bharat Petroleum Corp. Ltd.	53,006	217,133
Birla Corp. Ltd.	1,882	22,764
Birlasoft Ltd.	7,836	31,001
Bombay Burmah Trading Co.	1,001	11,332
Brigade Enterprises Ltd.	11,926	75,738
Brightcom Group Ltd.	43,823	22,213
BSE Ltd.	8,899	72,013
Butterfly Gandhimathi Appliances Ltd.	68	1,292
Can Fin Homes Ltd.	8,482	66,726
Canara Bank	23,689	70,644
Caplin Point Laboratories Ltd.	1,154	11,235
Castrol India Ltd.	58,341	83,075
CCL Products India Ltd.	7,880	47,141
Ceat Ltd.	1,017	17,618
Century Enka Ltd.	2,034	11,695
Cera Sanitaryware Ltd.	575	35,832
Chambal Fertilisers and Chemicals Ltd.	20,837	90,749
Chennai Petroleum Corp. Ltd.	5,140	18,706
Cholamandalam Investment and Finance Co. Ltd.	40,789	399,614
Cipla Ltd.	12,189	157,949
City Union Bank Ltd.	60,116	134,532
Coal India Ltd.	94,945	277,428
Cochin Shipyard Ltd.	4,351	20,462
Coromandel International Ltd.	11,165	146,588
Cosmo Films Ltd.	2,175	24,836
CreditAccess Grameen Ltd.(1)	6,079	75,248
Cyient Ltd.	12,216	127,918
Dalmia Bharat Ltd.	3,919	74,993
Dalmia Bharat Sugar & Industries Ltd.	1,821	7,858
DCB Bank Ltd.	12,132	14,232
DCM Shriram Ltd.	5,890	76,876
Deepak Fertilisers & Petrochemicals Corp. Ltd.	8,499	96,063
Deepak Nitrite Ltd.	6,989	171,506
Dhampur Bio Organics Ltd.(1)	1,877	619
Dhampur Sugar Mills Ltd.	1,877	5,421
Dish TV India Ltd.(1)	67,412	10,085
Dr Reddy's Laboratories Ltd., ADR	6,543	342,133
Edelweiss Financial Services Ltd.	20,010	15,156
Eicher Motors Ltd.	6,288	262,431
EID Parry India Ltd.	15,380	101,744
Elecon Engineering Co. Ltd.	7,188	33,460
Emami Ltd.	17,089	103,448
Endurance Technologies Ltd.	2,695	50,309
Engineers India Ltd.	31,749	26,897

Avantis Emerging Markets Value ETF
	Shares	Value
EPL Ltd.	7,795	$16,567
Equitas Holdings Ltd.(1)	11,956	14,855
Escorts Kubota Ltd.	5,261	131,158
Ester Industries Ltd.	4,313	8,689
Eveready Industries India Ltd.(1)	3,482	15,448
Everest Industries Ltd.	1,179	10,352
Excel Industries Ltd.	459	8,326
Exide Industries Ltd.	29,700	59,308
Federal Bank Ltd.	187,370	271,727
Filatex India Ltd.	3,577	5,010
Finolex Industries Ltd.	20,683	39,076
Future Consumer Ltd.(1)	106,536	2,256
Galaxy Surfactants Ltd.	518	21,174
Garden Reach Shipbuilders & Engineers Ltd.	4,895	18,291
GHCL Ltd.	13,434	99,913
Glenmark Pharmaceuticals Ltd.	11,707	54,222
Globus Spirits Ltd.	932	10,096
Godawari Power and Ispat Ltd.	6,540	23,951
Granules India Ltd.	14,599	55,582
Graphite India Ltd.	5,696	29,165
Grasim Industries Ltd.	18,011	375,375
Great Eastern Shipping Co. Ltd.	13,363	95,057
Greaves Cotton Ltd.	10,870	22,906
Greenpanel Industries Ltd.	5,555	30,998
Greenply Industries Ltd.	10,648	24,917
Gufic Biosciences Ltd.	5,829	15,272
Gujarat Alkalies & Chemicals Ltd.	1,811	19,975
Gujarat Ambuja Exports Ltd.	9,501	32,368
Gujarat Mineral Development Corp. Ltd.	5,151	10,615
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	14,672	136,540
Gujarat Pipavav Port Ltd.	31,211	33,892
Gujarat State Fertilizers & Chemicals Ltd.	39,672	77,788
Hathway Cable & Datacom Ltd.(1)	37,648	8,373
HBL Power Systems Ltd.	17,551	17,688
HCL Technologies Ltd.	56,520	657,431
HDFC Asset Management Co. Ltd.	2,510	64,756
HEG Ltd.	358	5,600
Hero MotoCorp Ltd.	6,914	243,547
HFCL Ltd.	66,004	60,606
HIL Ltd.	511	23,568
Himatsingka Seide Ltd.(1)	4,246	5,559
Hindalco Industries Ltd.	133,423	723,633
Hinduja Global Solutions Ltd.	950	17,695
Hindustan Petroleum Corp. Ltd.	47,489	144,141
Hindware Home Innovation Ltd.	2,624	10,640
I G Petrochemicals Ltd.	1,051	7,759
IIFL Finance Ltd.	23,048	98,723
IIFL Securities Ltd.	8,473	7,558
India Cements Ltd.	17,803	50,410
India Glycols Ltd.	1,274	14,126
Indiabulls Housing Finance Ltd.(1)	20,046	33,809
Indiabulls Real Estate Ltd.(1)	15,634	16,806

Avantis Emerging Markets Value ETF
	Shares	Value
Indian Bank	32,022	$77,058
Indian Metals & Ferro Alloys Ltd.	1,190	4,092
Indian Oil Corp. Ltd.	151,794	135,447
Indus Towers Ltd.	32,025	79,638
Intellect Design Arena Ltd.	6,555	48,114
IOL Chemicals and Pharmaceuticals Ltd.	972	4,347
ISGEC Heavy Engineering Ltd.	1,198	7,143
J Kumar Infraprojects Ltd.	6,591	24,447
Jaiprakash Power Ventures Ltd.(1)	285,099	26,663
Jammu & Kashmir Bank Ltd.(1)	25,685	10,098
Jamna Auto Industries Ltd.	7,499	10,878
JBM Auto Ltd.	1,877	9,365
Jindal Poly Films Ltd.	1,238	16,204
Jindal Saw Ltd.	10,436	11,265
Jindal Stainless Hisar Ltd.(1)	11,655	35,390
Jindal Stainless Ltd.(1)	21,756	34,612
Jindal Steel & Power Ltd.	47,733	256,838
JK Cement Ltd.	2,454	82,843
JK Lakshmi Cement Ltd.	7,677	45,113
JK Paper Ltd.	14,385	74,745
JK Tyre & Industries Ltd.	6,818	11,814
JM Financial Ltd.	46,248	36,725
JSW Steel Ltd.	59,880	496,593
Jubilant Pharmova Ltd.	4,145	18,141
Kalpataru Power Transmission Ltd.	4,836	24,645
Karnataka Bank Ltd.	11,225	10,452
Karur Vysya Bank Ltd.	73,299	62,273
Kaveri Seed Co. Ltd.	3,211	18,286
KEC International Ltd.	20,257	102,835
Kirloskar Ferrous Industries Ltd.	8,130	25,683
KNR Constructions Ltd.	14,489	47,002
Kolte-Patil Developers Ltd.	2,489	9,537
KPIT Technologies Ltd.	13,137	90,763
KPR Mill Ltd.	5,212	39,198
KRBL Ltd.	4,023	15,776
L&T Finance Holdings Ltd.	56,321	55,316
Larsen & Toubro Ltd.	43,487	1,037,914
LG Balakrishnan & Bros Ltd.	1,108	9,611
LIC Housing Finance Ltd.	46,510	236,324
LT Foods Ltd.	11,320	13,416
LUX Industries Ltd.	271	6,135
Maharashtra Seamless Ltd.	2,931	30,619
Mahindra & Mahindra Financial Services Ltd.	79,619	202,781
Mahindra & Mahindra Ltd.	56,425	915,813
Mahindra Logistics Ltd.	1,585	9,525
Maithan Alloys Ltd.	648	8,339
Manali Petrochemicals Ltd.	13,942	16,017
Manappuram Finance Ltd.	39,472	51,857
Marksans Pharma Ltd.	6,924	4,499
Mazagon Dock Shipbuilders Ltd.	2,533	12,330
Meghmani Finechem Ltd.(1)	1,230	21,793

Avantis Emerging Markets Value ETF
	Shares	Value
Meghmani Organics Ltd.	7,596	$11,532
MOIL Ltd.	8,159	16,692
Motherson Sumi Wiring India Ltd.	33,346	33,879
Motilal Oswal Financial Services Ltd.	3,345	32,061
MRF Ltd.	157	167,350
Mrs Bectors Food Specialities Ltd.	1,317	5,714
MSTC Ltd.	2,242	7,610
Muthoot Finance Ltd.	8,353	109,435
National Aluminium Co. Ltd.	69,427	69,136
National Fertilizers Ltd.(1)	11,767	7,346
Nava Ltd.	8,151	22,957
NBCC India Ltd.	85,191	36,449
NCC Ltd.	42,057	36,515
Neuland Laboratories Ltd.	654	10,336
NIIT Ltd.	6,404	27,554
Nippon Life India Asset Management Ltd.	16,510	62,084
NLC India Ltd.	23,997	22,778
NTPC Ltd.	302,296	619,664
Oil & Natural Gas Corp. Ltd.	174,781	302,566
Oil India Ltd.	15,344	36,947
Olectra Greentech Ltd.(1)	5,472	42,062
Oracle Financial Services Software Ltd.	711	28,089
Orient Cement Ltd.	18,137	27,064
Orient Electric Ltd.	8,736	28,316
PCBL Ltd.	14,507	24,795
Petronet LNG Ltd.	61,967	170,952
PNB Housing Finance Ltd.(1)	6,311	27,373
PNC Infratech Ltd.	11,889	41,941
Polyplex Corp. Ltd.	3,109	83,165
Praj Industries Ltd.	18,823	97,901
Prince Pipes & Fittings Ltd.	2,142	15,613
Prism Johnson Ltd.(1)	6,637	10,423
Ramco Cements Ltd.	11,690	110,303
Rashtriya Chemicals & Fertilizers Ltd.	21,021	25,857
Raymond Ltd.	3,996	47,608
RBL Bank Ltd.(1)	18,154	27,403
REC Ltd.	125,696	170,672
Redington India Ltd.	55,731	103,987
Reliance Power Ltd.(1)	315,988	65,644
Rhi Magnesita India Ltd.	3,248	23,882
Rupa & Co. Ltd.	1,880	8,014
Samvardhana Motherson International Ltd.	58,816	89,710
Sanofi India Ltd.	743	57,604
Sarda Energy & Minerals Ltd.	1,500	17,119
Satia Industries Ltd.	7,648	11,008
Shankara Building Products Ltd.	882	8,383
Sharda Cropchem Ltd.	3,884	25,077
Share India Securities Ltd.	1,267	17,690
Shipping Corp. of India Ltd.	12,981	19,065
Shree Cement Ltd.	396	108,710
Shriram City Union Finance Ltd.	3,294	78,300

Avantis Emerging Markets Value ETF
	Shares	Value
Shriram Transport Finance Co. Ltd.	26,352	$442,300
Siyaram Silk Mills Ltd.	1,138	7,123
Sobha Ltd.	3,521	30,490
Sonata Software Ltd.	7,854	69,541
Southern Petrochemical Industries Corp. Ltd.(1)	13,120	9,975
State Bank of India, GDR	8,634	570,350
Sterling and Wilson Renewable(1)	3,352	12,371
Sterlite Technologies Ltd.	10,152	21,647
Strides Pharma Science Ltd.(1)	1,933	7,952
Sudarshan Chemical Industries Ltd.	3,760	21,520
Sun TV Network Ltd.	7,999	49,962
Sunflag Iron & Steel Co.(1)	6,209	6,816
Suprajit Engineering Ltd.	8,027	33,956
Supreme Industries Ltd.	4,391	107,774
Supreme Petrochem Ltd.	2,168	21,104
Surya Roshni Ltd.	1,022	6,268
Tamil Nadu Newsprint & Papers Ltd.	6,047	19,232
Tamilnadu Petroproducts Ltd.	8,337	10,525
Tanla Platforms Ltd.	3,889	34,425
Tata Chemicals Ltd.	12,586	176,865
Tata Metaliks Ltd.	1,355	13,081
Tata Motors Ltd., ADR(1)(2)	10,990	318,710
Tata Steel Long Products Ltd.	1,015	7,871
Tata Steel Ltd.	543,032	729,076
Tech Mahindra Ltd.	40,280	536,672
Thermax Ltd.	3,891	117,130
Thirumalai Chemicals Ltd.	8,400	24,453
Time Technoplast Ltd.	12,711	18,835
Tinplate Co. of India Ltd.	3,877	15,225
Transport Corp. of India Ltd.	1,955	17,391
Triveni Engineering & Industries Ltd.	9,853	28,818
Triveni Turbine Ltd.	7,053	17,961
Tube Investments of India Ltd.	4,947	139,484
TV Today Network Ltd.	1,420	5,007
TV18 Broadcast Ltd.(1)	31,080	15,711
Uflex Ltd.	5,946	57,967
UltraTech Cement Ltd.	4,628	384,748
Usha Martin Ltd.	8,471	14,932
UTI Asset Management Co. Ltd.	3,984	40,840
Vaibhav Global Ltd.	1,922	8,300
Valiant Organics Ltd.(1)	1,468	10,863
Varroc Engineering Ltd.(1)	4,313	18,435
Vedanta Ltd.	68,657	230,098
Venky's India Ltd.	511	13,333
VRL Logistics Ltd.	3,797	29,326
Welspun Corp. Ltd.	24,093	67,554
West Coast Paper Mills Ltd.	2,171	17,025
Wipro Ltd., ADR	7,595	38,051
Yes Bank Ltd.(1)	257,765	52,833
Zee Entertainment Enterprises Ltd.	79,870	254,462
		22,697,523

Avantis Emerging Markets Value ETF
	Shares	Value
Indonesia — 2.5%
Adaro Energy Indonesia Tbk PT	1,051,700	$250,722
AKR Corporindo Tbk PT	556,300	44,960
Aneka Tambang Tbk	615,600	82,316
Astra Agro Lestari Tbk PT	37,100	22,868
Astra International Tbk PT	731,000	342,999
Bank BTPN Syariah Tbk PT	145,700	29,035
Bank Mandiri Persero Tbk PT	755,900	449,825
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	233,300	21,846
Bank Tabungan Negara Persero Tbk PT	290,700	29,452
BFI Finance Indonesia Tbk PT	733,300	61,701
Buana Lintas Lautan Tbk PT(1)	564,800	6,431
Bukit Asam Tbk PT	378,600	108,329
Charoen Pokphand Indonesia Tbk PT	1,200	475
Ciputra Development Tbk PT	870,400	55,679
Delta Dunia Makmur Tbk PT(1)	184,000	4,657
Dharma Satya Nusantara Tbk PT	556,300	18,903
Elnusa Tbk PT	137,700	2,951
Erajaya Swasembada Tbk PT	364,200	11,965
Indah Kiat Pulp & Paper Tbk PT	46,500	26,047
Indo Tambangraya Megah Tbk PT	41,300	109,395
Indosat Tbk PT	59,500	28,725
Jaccs Mitra Pinasthika Mustika Tbk PT	229,100	15,744
Jasa Marga Persero Tbk PT(1)	123,900	28,697
Link Net Tbk PT(1)	97,700	31,262
Lippo Karawaci Tbk PT(1)	403,300	3,123
Matahari Department Store Tbk PT	80,500	20,796
Medco Energi Internasional Tbk PT	640,600	37,132
Media Nusantara Citra Tbk PT	580,100	35,726
Metrodata Electronics Tbk PT	129,900	6,126
Mitra Adiperkasa Tbk PT(1)	706,600	48,010
MNC Vision Networks Tbk PT(1)	1,568,700	9,836
Multipolar Tbk PT(1)	500,200	5,124
Pabrik Kertas Tjiwi Kimia Tbk PT	4,800	2,189
Pakuwon Jati Tbk PT	50,800	1,656
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	340,600	27,066
PP Persero Tbk PT(1)	294,500	20,011
Samudera Indonesia Tbk PT	164,800	28,671
Sawit Sumbermas Sarana Tbk PT	417,100	39,501
Semen Indonesia Persero Tbk PT	18,800	8,348
Smartfren Telecom Tbk PT(1)	1,831,700	12,218
Summarecon Agung Tbk PT	592,500	23,901
Telkom Indonesia Persero Tbk PT, ADR	26,252	789,398
Timah Tbk PT	302,800	30,435
United Tractors Tbk PT	97,700	222,469
XL Axiata Tbk PT	184,000	32,580
		3,189,300
Malaysia — 1.9%
Aeon Co. M Bhd	66,900	21,889
Alliance Bank Malaysia Bhd	78,400	61,648
AMMB Holdings Bhd	93,200	86,624

Avantis Emerging Markets Value ETF
	Shares	Value
Ann Joo Resources Bhd	5,900	$1,371
Bank Islam Malaysia Bhd	36,800	21,411
Boustead Holdings Bhd(1)	85,400	12,404
Boustead Plantations Bhd	53,700	9,270
Bumi Armada Bhd(1)	227,500	20,909
Bursa Malaysia Bhd	43,700	62,454
Chin Hin Group Bhd(2)	26,200	15,111
Dagang NeXchange Bhd	236,600	44,633
Eco World Development Group Bhd	70,100	10,436
Evergreen Fibreboard Bhd	31,000	3,537
Gamuda Bhd	125,809	107,197
Genting Bhd	44,000	45,988
Genting Plantations Bhd	17,900	26,774
Hartalega Holdings Bhd	57,700	21,363
Hiap Teck Venture Bhd	109,800	6,789
Hibiscus Petroleum Bhd	117,300	27,482
IJM Corp. Bhd	162,500	61,851
Jaya Tiasa Holdings Bhd(1)	66,000	9,014
Kossan Rubber Industries Bhd	48,500	10,913
Lingkaran Trans Kota Holdings Bhd	10,000	10,897
Lotte Chemical Titan Holding Bhd	29,100	11,107
Malayan Banking Bhd	153,703	307,482
Malaysia Building Society Bhd	179,400	23,125
Malaysian Bulk Carriers Bhd(1)	25,900	2,388
MISC Bhd	41,800	66,138
PESTECH International Bhd	17,000	1,377
Petronas Chemicals Group Bhd	88,600	173,786
Petronas Dagangan Bhd	4,800	25,141
Public Bank Bhd	621,600	652,705
RHB Bank Bhd	69,000	88,167
Rubberex Corp. M Bhd(1)	1,400	126
Sapura Energy Bhd(1)	62,700	697
Sarawak Oil Palms Bhd	22,350	13,747
Serba Dinamik Holdings Bhd(1)	21,300	141
Sime Darby Bhd	87,900	44,785
Sime Darby Plantation Bhd	124,300	123,554
Sunway Bhd	101,900	37,221
Supermax Corp. Bhd	44,020	7,161
Syarikat Takaful Malaysia Keluarga Bhd	14,000	10,399
Ta Ann Holdings Bhd	19,100	16,998
TASCO Bhd	6,400	1,344
Telekom Malaysia Bhd	46,600	61,949
Top Glove Corp. Bhd	124,800	22,345
TSH Resources Bhd	95,200	23,528
Unisem M Bhd	11,800	7,147
Westports Holdings Bhd	23,600	18,302
Yinson Holdings Bhd	78,400	36,806
		2,477,631
Mexico — 2.3%
Alfa SAB de CV, Class A	183,951	116,233
Alpek SAB de CV	15,151	20,824

Avantis Emerging Markets Value ETF
	Shares	Value
America Movil SAB de CV, Class L ADR	43,404	$737,868
Banco del Bajio SA	48,809	102,262
Coca-Cola Femsa SAB de CV	19,304	117,847
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	6,602	58,626
GCC SAB de CV	6,884	39,558
Genomma Lab Internacional SAB de CV, Class B	63,376	51,779
Gentera SAB de CV	101,654	79,672
Gruma SAB de CV, B Shares	5,651	61,779
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,837	96,020
Grupo Comercial Chedraui SA de CV	13,100	37,174
Grupo Financiero Banorte SAB de CV, Class O	22,415	132,400
Grupo Financiero Inbursa SAB de CV, Class O(1)	132,120	206,969
Grupo Mexico SAB de CV, Series B	134,609	507,127
Grupo Televisa SAB, ADR	31,627	200,199
Industrias Penoles SAB de CV	10,925	90,327
Megacable Holdings SAB de CV	63,376	132,940
Nemak SAB de CV(1)	242,172	51,087
Qualitas Controladora SAB de CV	15,315	67,086
Regional SAB de CV	18,422	99,597
		3,007,374
Philippines — 0.9%
ACEN Corp.	25,880	3,446
Alliance Global Group, Inc.	169,500	30,270
Ayala Corp.	12,350	153,900
Bank of the Philippine Islands	93,090	157,172
BDO Unibank, Inc.	103,940	237,674
DMCI Holdings, Inc.	446,300	75,404
First Gen Corp.	7,800	2,564
Globe Telecom, Inc.	940	35,073
GT Capital Holdings, Inc.	6,270	53,702
LT Group, Inc.	153,600	24,114
Metropolitan Bank & Trust Co.	157,450	147,157
Nickel Asia Corp.	238,600	24,175
PLDT, Inc., ADR(2)	490	14,249
Puregold Price Club, Inc.	45,000	27,403
Robinsons Land Corp.	41,000	13,690
Robinsons Retail Holdings, Inc.	13,960	14,897
Security Bank Corp.	48,190	77,032
Semirara Mining & Power Corp.	78,400	57,344
Universal Robina Corp.	700	1,519
		1,150,785
Poland — 0.7%
Alior Bank SA(1)	7,649	42,235
Bank Handlowy w Warszawie SA	1,053	13,289
Bank Millennium SA(1)	44,803	36,008
Budimex SA	61	3,278
CD Projekt SA	1,740	31,030
Ciech SA(1)	4,184	28,475
Grupa Azoty SA(1)	994	6,880
Jastrzebska Spolka Weglowa SA(1)	6,455	65,205
KGHM Polska Miedz SA	6,525	122,274

Avantis Emerging Markets Value ETF
	Shares	Value
KRUK SA	769	$49,444
LPP SA	54	97,234
Mercator Medical SA(1)	130	1,446
Orange Polska SA	47,679	60,760
Polski Koncern Naftowy ORLEN SA	21,855	283,071
Polskie Gornictwo Naftowe i Gazownictwo SA(1)	64,265	76,342
		916,971
Russia(3)†
Globaltrans Investment PLC, GDR	15,648	2
LUKOIL PJSC	7,931	—
Novolipetsk Steel PJSC	70,860	—
VTB Bank PJSC(1)	152,598,000	250
		252
South Africa — 3.9%
Absa Group Ltd.	51,261	530,918
AECI Ltd.(2)	625	3,026
African Rainbow Minerals Ltd.	12,628	173,922
Anglo American Platinum Ltd.	2,283	159,375
AngloGold Ashanti Ltd., ADR	8,478	114,283
ArcelorMittal South Africa Ltd.(1)	29,771	8,844
Aspen Pharmacare Holdings Ltd.	6,618	56,794
Astral Foods Ltd.	5,672	68,396
Aveng Ltd.(1)	13,159	12,388
Barloworld Ltd.	16,454	83,751
Gold Fields Ltd., ADR	4,784	38,703
Grindrod Shipping Holdings Ltd.	1,560	36,710
Harmony Gold Mining Co. Ltd., ADR	105	274
Impala Platinum Holdings Ltd.	44,458	465,846
Investec Ltd.	11,949	56,106
KAP Industrial Holdings Ltd.	227,253	60,202
Kumba Iron Ore Ltd.	2,288	50,655
Merafe Resources Ltd.	218,751	16,574
Momentum Metropolitan Holdings	137,859	133,727
Motus Holdings Ltd.	17,253	116,916
MTN Group Ltd.	66,712	482,864
Murray & Roberts Holdings Ltd.(1)	4,081	2,123
Nedbank Group Ltd.(2)	9,333	110,162
Ninety One Ltd.	2,262	5,097
Old Mutual Ltd.	394,116	233,483
Omnia Holdings Ltd.	19,384	69,888
PPC Ltd.(1)	98,041	14,575
Raubex Group Ltd.	9,646	19,643
Reinet Investments SCA	8,295	135,868
Remgro Ltd.	12,057	89,408
Royal Bafokeng Platinum Ltd.	15,691	133,014
Sappi Ltd.(1)	89,427	238,376
Sasol Ltd., ADR(1)	33,217	641,088
Shoprite Holdings Ltd.	2,603	35,297
Sibanye Stillwater Ltd., ADR	43,563	391,196
Standard Bank Group Ltd.	1,490	13,296
Telkom SA SOC Ltd.(1)	36,834	94,531

Avantis Emerging Markets Value ETF
	Shares	Value
Thungela Resources Ltd.	11,965	$228,056
		5,125,375
South Korea — 13.7%
Advanced Process Systems Corp.	564	8,142
Ananti, Inc.(1)	5,988	30,305
Asiana Airlines, Inc.(1)	4,077	45,870
BGF retail Co. Ltd.	557	66,717
Binggrae Co. Ltd.	448	15,275
Bioneer Corp.(1)	59	1,317
BNK Financial Group, Inc.	21,836	108,881
Boditech Med, Inc.	749	6,058
CJ CheilJedang Corp.	584	177,149
CJ Corp.	1,350	78,546
CJ ENM Co. Ltd.	581	42,347
CJ Logistics Corp.(1)	946	83,382
Cosmax, Inc.	357	16,615
Coway Co. Ltd.	3,564	169,092
Cuckoo Homesys Co. Ltd.	777	18,361
Daeduck Electronics Co. Ltd.	4,341	95,193
Daewoo Engineering & Construction Co. Ltd.(1)	17,714	68,313
Daishin Securities Co. Ltd.	3,023	34,626
Daol Investment & Securities Co. Ltd.	6,177	21,078
Daou Data Corp.	2,131	19,216
Daou Technology, Inc.	2,282	31,908
DB Financial Investment Co. Ltd.	1,187	4,398
DB HiTek Co. Ltd.	2,943	101,018
DB Insurance Co. Ltd.	6,161	274,373
Dentium Co. Ltd.	245	15,935
DGB Financial Group, Inc.	17,075	94,638
DL E&C Co. Ltd.	3,159	95,883
DL Holdings Co. Ltd.	1,522	75,536
Dongjin Semichem Co. Ltd.	209	5,333
Dongkuk Steel Mill Co. Ltd.	7,136	69,906
Dongwon F&B Co. Ltd.	47	5,431
Dongwon Industries Co. Ltd.	77	12,972
Doosan Tesna, Inc.	1,825	38,872
Dreamtech Co. Ltd.	1,784	12,494
E-MART, Inc.	1,160	84,214
Eugene Investment & Securities Co. Ltd.	4,137	8,783
Fila Holdings Corp.	4,451	102,808
GOLFZON Co. Ltd.	111	10,910
GS Engineering & Construction Corp.	6,311	141,167
GS Holdings Corp.	5,635	193,461
GS Retail Co. Ltd.	3,511	66,370
Halla Holdings Corp.	774	22,120
Hana Financial Group, Inc.	23,799	693,661
Handsome Co. Ltd.	1,100	23,194
Hankook Tire & Technology Co. Ltd.	3,080	86,831
Hansae Co. Ltd.	752	8,821
Hanwha Aerospace Co. Ltd.	3,848	232,794
Hanwha Corp., Preference Shares	1,870	22,201

Avantis Emerging Markets Value ETF
	Shares	Value
Hanwha Corp.	3,666	$86,694
Hanwha Life Insurance Co. Ltd.(1)	17,681	30,333
Harim Holdings Co. Ltd.	5,206	32,371
HD Hyundai Co. Ltd.	4,606	216,267
HDC Holdings Co. Ltd.	1,104	5,725
HDC Hyundai Development Co-Engineering & Construction, E Shares	2,113	19,524
Hite Jinro Co. Ltd.	1,082	24,561
HJ Shipbuilding & Construction Co. Ltd.(1)	1,200	5,389
HMM Co. Ltd.	25,341	417,622
Humax Co. Ltd.(1)	1,427	4,239
Hyosung Chemical Corp.(1)	138	17,721
Hyosung Heavy Industries Corp.(1)	208	11,405
Hyosung TNC Corp.	256	59,535
Hyundai Doosan Infracore Co. Ltd.(1)	17,900	81,895
Hyundai Electric & Energy System Co. Ltd.(1)	3,112	73,677
Hyundai Elevator Co. Ltd.	1,174	25,527
Hyundai Engineering & Construction Co. Ltd.	6,796	243,010
Hyundai Glovis Co. Ltd.	1,219	159,722
Hyundai Home Shopping Network Corp.	151	5,625
Hyundai Marine & Fire Insurance Co. Ltd.	7,354	172,510
Hyundai Motor Co.	7,134	1,036,443
Hyundai Steel Co.	5,550	135,335
Hyundai Wia Corp.	780	43,899
ICD Co. Ltd.	881	6,202
iMarketKorea, Inc.	1,069	8,266
Industrial Bank of Korea	17,231	122,690
Innocean Worldwide, Inc.	188	5,944
IS Dongseo Co. Ltd.	1,792	49,216
JB Financial Group Co. Ltd.	13,452	75,999
Jusung Engineering Co. Ltd.	2,401	28,234
KB Financial Group, Inc., ADR(2)	25,253	923,755
KCC Glass Corp.	1,027	38,471
KEPCO Plant Service & Engineering Co. Ltd.	848	26,025
Kginicis Co. Ltd.	1,936	19,243
KH Vatec Co. Ltd.	1,317	18,543
Kia Corp.	17,411	1,043,577
KISCO Corp.	2,176	11,187
KIWOOM Securities Co. Ltd.	1,033	65,640
Kolon Industries, Inc.	1,006	39,103
KoMiCo Ltd.	713	24,674
Korea Aerospace Industries Ltd.	5,621	255,057
Korea Electric Terminal Co. Ltd.	348	17,236
Korea Investment Holdings Co. Ltd.	3,701	156,053
Korea Line Corp.(1)	12,529	21,176
Korea Petrochemical Ind Co. Ltd.	320	28,906
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	2,988	215,647
Korean Air Lines Co. Ltd.(1)	13,109	260,542
Kumho Petrochemical Co. Ltd.	1,668	160,890
LF Corp.	2,876	36,232
LG Display Co. Ltd., ADR(2)	34,807	199,096

Avantis Emerging Markets Value ETF
	Shares	Value
LG Electronics, Inc.	7,652	$572,599
LG Innotek Co. Ltd.	1,313	334,235
LG Uplus Corp.	14,269	122,199
LIG Nex1 Co. Ltd.	1,447	114,133
Lotte Chilsung Beverage Co. Ltd.	354	40,733
Lotte Confectionery Co. Ltd.	174	16,209
Lotte Rental Co. Ltd.	2,150	57,107
Lotte Shopping Co. Ltd.	775	56,886
LS Electric Co. Ltd.	779	32,310
Lutronic Corp.	1,374	19,230
LX Hausys Ltd.	663	22,162
LX INTERNATIONAL Corp.	3,949	127,174
LX Semicon Co. Ltd.	1,349	94,915
Maeil Dairies Co. Ltd.	404	17,269
Mando Corp.	1,729	69,105
Mcnex Co. Ltd.	1,178	32,297
MegaStudyEdu Co. Ltd.	881	51,248
Meritz Financial Group, Inc.	3,220	73,803
Meritz Fire & Marine Insurance Co. Ltd.	3,987	113,831
Meritz Securities Co. Ltd.	23,671	85,311
Mirae Asset Life Insurance Co. Ltd.	707	1,598
Mirae Asset Securities Co. Ltd.	17,749	86,559
NH Investment & Securities Co. Ltd.	10,825	80,136
NICE Holdings Co. Ltd.	1,180	12,016
Pan Ocean Co. Ltd.	20,766	79,458
Partron Co. Ltd.	5,577	35,937
POSCO Holdings, Inc., ADR	11,280	530,386
S-Oil Corp.	334	25,334
Samsung Electro-Mechanics Co. Ltd.	3,667	379,669
Samsung Engineering Co. Ltd.(1)	14,949	259,919
Samsung Fire & Marine Insurance Co. Ltd.	2,929	425,684
Samsung Heavy Industries Co. Ltd.(1)	60,090	266,610
Samsung Life Insurance Co. Ltd.	2,264	104,493
Samsung Securities Co. Ltd.	4,903	123,434
Samyang Foods Co. Ltd.	173	14,369
Sangsangin Co. Ltd.	4,231	26,919
SD Biosensor, Inc.	2,389	62,459
SeAH Steel Holdings Corp.	50	6,782
Seegene, Inc.	1,665	39,007
Shinhan Financial Group Co. Ltd., ADR(2)	29,945	799,831
Shinsegae International, Inc.	1,263	26,185
Shinsegae, Inc.	732	121,318
SIMMTECH Co. Ltd.	1,741	49,903
SK Chemicals Co. Ltd.	1,160	84,092
SK Hynix, Inc.	8,916	626,865
SK Networks Co. Ltd.	15,598	52,739
SK Telecom Co. Ltd., ADR	4,095	87,428
SK, Inc.	711	122,981
SL Corp.	178	5,074
Soulbrain Co. Ltd.	80	12,852
TES Co. Ltd.	1,004	14,810

Avantis Emerging Markets Value ETF
	Shares	Value
Tongyang Life Insurance Co. Ltd.	3,404	$14,269
Unid Co. Ltd.	317	24,480
Value Added Technology Co. Ltd.	652	16,267
WONIK IPS Co. Ltd.	1,028	21,274
Woori Financial Group, Inc.	54,424	492,315
Woori Investment Bank Co. Ltd.	38,774	25,516
Woori Technology Investment Co. Ltd.(1)	6,976	30,288
Youngone Corp.	883	29,235
Youngone Holdings Co. Ltd.	734	28,921
Yuanta Securities Korea Co. Ltd.	5,679	12,073
		17,721,389
Taiwan — 17.0%
AcBel Polytech, Inc.	15,000	14,795
Acer, Inc.	132,000	94,805
Acter Group Corp. Ltd.	7,000	48,642
Advanced International Multitech Co. Ltd.	5,000	16,590
Advanced Power Electronics Corp.	4,000	15,092
Alexander Marine Co. Ltd.(2)	4,000	40,693
Allied Circuit Co. Ltd.	2,000	8,062
Alltek Technology Corp.	10,800	13,353
Alltop Technology Co. Ltd.	3,000	15,038
Amazing Microelectronic Corp.	4,000	14,295
Anji Technology Co. Ltd.	3,000	5,652
Apex International Co. Ltd.	13,000	26,177
Arcadyan Technology Corp.	4,000	15,045
Ardentec Corp.	36,000	53,753
ASE Technology Holding Co. Ltd., ADR	62,512	360,069
Asia Cement Corp.	218,000	308,607
Asia Polymer Corp.	31,000	27,783
Asia Vital Components Co. Ltd.	19,000	66,929
ASolid Technology Co. Ltd.	2,000	5,536
ASROCK, Inc.	1,000	3,136
AUO Corp.(2)	605,000	330,348
AURAS Technology Co. Ltd.	5,000	25,219
Avermedia Technologies	2,000	1,584
Bafang Yunji International Co. Ltd.	6,000	32,288
BenQ Materials Corp.	13,000	13,513
Bioteque Corp.	5,000	18,349
Brighton-Best International Taiwan, Inc.	35,000	39,419
Capital Securities Corp.	138,000	53,881
Career Technology MFG. Co. Ltd.(1)	34,000	29,331
Catcher Technology Co. Ltd.(1)	65,000	394,016
Cathay Financial Holding Co. Ltd.	507,000	737,597
Central Reinsurance Co. Ltd.	19,000	13,275
Cheng Loong Corp.	89,000	82,452
Cheng Mei Materials Technology Corp.(1)	67,000	23,622
Cheng Shin Rubber Industry Co. Ltd.	134,000	155,232
Chia Chang Co. Ltd.	7,000	8,624
Chicony Electronics Co. Ltd.	28,000	74,752
Chicony Power Technology Co. Ltd.	7,000	16,260
China Airlines Ltd.(2)	245,000	181,233

Avantis Emerging Markets Value ETF
	Shares	Value
China Bills Finance Corp.	27,000	$14,387
China Container Terminal Corp.	12,000	9,954
China Development Financial Holding Corp., Preference Shares	59,976	16,693
China Development Financial Holding Corp.	1,085,728	474,347
China Metal Products	24,000	23,402
China Motor Corp.	9,000	13,692
Chinese Maritime Transport Ltd.	9,000	11,372
Chipbond Technology Corp.	70,000	130,649
ChipMOS Technologies, Inc.	60,000	69,916
Chlitina Holding Ltd.	3,000	16,913
Chung-Hsin Electric & Machinery Manufacturing Corp.	50,000	108,044
CMC Magnetics Corp.(1)	34,000	8,914
Co-Tech Development Corp.	15,000	21,016
Compal Electronics, Inc.	294,000	218,902
Compeq Manufacturing Co. Ltd.	120,000	205,777
Concord Securities Co. Ltd.	46,000	16,391
Continental Holdings Corp.	43,000	42,133
Contrel Technology Co. Ltd.	7,000	3,620
CTBC Financial Holding Co. Ltd.	849,000	650,297
CTCI Corp.	65,000	95,881
CX Technology Co. Ltd.	2,250	2,112
DA CIN Construction Co. Ltd.	30,000	30,264
Darfon Electronics Corp.	14,000	18,893
Daxin Materials Corp.	3,000	7,195
Dimerco Express Corp.	15,000	39,512
Dynamic Holding Co. Ltd.	22,000	14,564
Dynapack International Technology Corp.	8,000	20,844
Edom Technology Co. Ltd.	12,000	11,449
Elan Microelectronics Corp.	13,000	41,114
Elite Advanced Laser Corp.	9,000	13,556
Elite Material Co. Ltd.	16,000	84,218
Elite Semiconductor Microelectronics Technology, Inc.	18,000	46,309
ENNOSTAR, Inc.	57,000	95,750
Eva Airways Corp.(2)	126,000	137,891
Evergreen Marine Corp. Taiwan Ltd.	182,000	521,560
Everlight Electronics Co. Ltd.	45,000	57,815
Excelliance Mos Corp.	2,000	8,425
Excelsior Medical Co. Ltd.	10,500	23,342
Far Eastern International Bank	153,000	61,579
Far Eastern New Century Corp.	130,000	139,303
Far EasTone Telecommunications Co. Ltd.	146,000	358,073
Farglory Land Development Co. Ltd.	19,000	39,720
First Steamship Co. Ltd.(1)	67,000	21,056
Fitipower Integrated Technology, Inc.	4,000	16,532
Fittech Co. Ltd.	4,000	16,046
FLEXium Interconnect, Inc.(1)	37,000	113,057
FocalTech Systems Co. Ltd.(2)	6,000	14,989
Formosa International Hotels Corp.	3,000	17,048
Formosa Plastics Corp.	119,000	354,810
Formosan Union Chemical	17,000	13,752
Foxconn Technology Co. Ltd.(2)	42,000	69,439

Avantis Emerging Markets Value ETF
	Shares	Value
Foxsemicon Integrated Technology, Inc.	4,000	$26,668
Franbo Lines Corp.	23,028	14,859
Fu Chun Shin Machinery Manufacture Co. Ltd.	6,120	3,569
Fubon Financial Holding Co. Ltd.	465,000	871,898
Full Wang International Development Co. Ltd.	5,000	2,032
G Shank Enterprise Co. Ltd.	15,000	28,958
Gamania Digital Entertainment Co. Ltd.	14,000	27,785
GEM Services, Inc.	1,000	2,540
General Interface Solution Holding Ltd.	30,000	78,854
Generalplus Technology, Inc.	4,000	7,468
Global Brands Manufacture Ltd.	19,760	18,754
Global Lighting Technologies, Inc.	3,000	5,791
Global PMX Co. Ltd.	1,000	5,138
Gold Circuit Electronics Ltd.	9,000	24,474
Goldsun Building Materials Co. Ltd.	113,000	93,700
Gourmet Master Co. Ltd.	4,000	13,264
Grand Fortune Securities Co. Ltd.	18,000	9,348
Grand Pacific Petrochemical	76,000	46,676
Great Tree Pharmacy Co. Ltd.	1,257	12,704
Greatek Electronics, Inc.	19,000	36,840
Group Up Industrial Co. Ltd.	4,000	11,873
Hai Kwang Enterprise Corp.	4,000	2,902
Hannstar Board Corp.	21,000	22,450
HannStar Display Corp.	85,000	33,048
HannsTouch Solution, Inc.	44,000	15,720
Ho Tung Chemical Corp.	88,000	26,956
Hocheng Corp.	3,000	1,077
Holy Stone Enterprise Co. Ltd.	15,000	43,789
Hon Hai Precision Industry Co. Ltd.	200,000	712,156
Horizon Securities Co. Ltd.	7,420	2,761
Hotai Finance Co. Ltd.	10,000	34,286
Hotel Holiday Garden	14,850	13,523
Hung Ching Development & Construction Co. Ltd.	4,000	2,909
Hung Sheng Construction Ltd.	34,000	28,803
Hycon Technology Corp.	3,000	7,026
IEI Integration Corp.	16,000	39,251
Innolux Corp.	953,000	375,380
Integrated Service Technology, Inc.(1)	11,000	24,277
International CSRC Investment Holdings Co.	82,000	55,865
International Games System Co. Ltd.	6,000	73,157
Inventec Corp.	102,000	77,221
ITE Technology, Inc.	5,000	11,432
Jiin Yeeh Ding Enterprise Co. Ltd.	5,000	4,996
Kaimei Electronic Corp.	10,000	18,959
Kaori Heat Treatment Co. Ltd.	7,000	26,031
Kenmec Mechanical Engineering Co. Ltd.(1)	19,000	20,702
Kerry TJ Logistics Co. Ltd.	18,000	24,155
Kindom Development Co. Ltd.	24,000	22,217
King Yuan Electronics Co. Ltd.	128,000	155,922
King's Town Bank Co. Ltd.	73,000	84,206
Kinik Co.	12,000	61,888

Avantis Emerging Markets Value ETF
	Shares	Value
Kinsus Interconnect Technology Corp.(2)	10,000	$39,721
KNH Enterprise Co. Ltd.	2,000	1,243
L&K Engineering Co. Ltd.	14,000	14,866
Largan Precision Co. Ltd.	1,000	63,610
Leadtek Research, Inc.(1)	3,000	3,722
Lingsen Precision Industries Ltd.	28,000	14,546
Macronix International Co. Ltd.	182,000	195,353
Marketech International Corp.	3,000	12,113
Materials Analysis Technology, Inc.	4,000	16,158
Megaforce Co. Ltd.	3,000	2,143
Micro-Star International Co. Ltd.	14,000	52,411
MIN AIK Technology Co. Ltd.	1,000	649
Mirle Automation Corp.	15,000	19,733
MPI Corp.	3,000	9,498
Namchow Holdings Co. Ltd.	4,000	6,019
Nan Liu Enterprise Co. Ltd.	1,000	2,813
Nan Ya Plastics Corp.	321,000	721,029
Nan Ya Printed Circuit Board Corp.(2)	6,000	52,345
Nantex Industry Co. Ltd.	25,000	34,932
Nanya Technology Corp.	81,000	140,680
Netronix, Inc.	3,000	5,781
Nien Made Enterprise Co. Ltd.	4,000	36,939
Novatek Microelectronics Corp.	58,000	496,208
Nyquest Technology Co. Ltd.	2,000	5,287
O-Bank Co. Ltd.	103,000	29,233
Orient Semiconductor Electronics Ltd.	36,000	21,774
Pacific Hospital Supply Co. Ltd.	1,000	2,256
Pegatron Corp.	156,000	324,453
Pegavision Corp.	1,000	13,837
PharmaEngine, Inc.	9,000	37,771
Pou Chen Corp.	64,000	60,627
Powertech Technology, Inc.	81,000	226,025
Poya International Co. Ltd.	3,030	42,377
President Chain Store Corp.	7,000	61,513
President Securities Corp.	62,000	33,977
Prince Housing & Development Corp.	83,000	32,566
Prosperity Dielectrics Co. Ltd.	4,000	5,413
Radiant Opto-Electronics Corp.	18,000	59,150
Raydium Semiconductor Corp.	6,000	53,986
Realtek Semiconductor Corp.	54,000	606,781
Rexon Industrial Corp. Ltd.	4,000	4,485
Roo Hsing Co. Ltd.(1)	30,000	2,878
Scientech Corp.	4,000	10,956
Sea & Land Integrated Corp.	10,400	10,489
Sensortek Technology Corp.	1,000	9,953
Sesoda Corp.	22,000	34,601
Shih Her Technologies, Inc.	2,000	3,826
Shih Wei Navigation Co. Ltd.	18,000	16,546
Shin Foong Specialty & Applied Materials Co. Ltd.	3,000	6,855
Shin Kong Financial Holding Co. Ltd.	821,000	235,858
Shin Zu Shing Co. Ltd.	17,000	48,958

Avantis Emerging Markets Value ETF
	Shares	Value
Shinkong Insurance Co. Ltd.	9,000	$17,034
Sigurd Microelectronics Corp.	47,000	78,363
Simplo Technology Co. Ltd.	16,000	150,974
Sincere Navigation Corp.	25,000	17,454
Sino-American Silicon Products, Inc.	53,000	288,946
Sinon Corp.	37,000	54,884
SinoPac Financial Holdings Co. Ltd.	996,090	564,696
Sinopower Semiconductor, Inc.	1,000	3,970
Sinyi Realty, Inc.	22,000	22,412
Sitronix Technology Corp.	13,000	80,377
Siward Crystal Technology Co. Ltd.	23,000	31,070
Soft-World International Corp.	4,000	10,126
Softstar Entertainment, Inc.	4,000	10,821
Solteam, Inc.	7,000	14,237
Sonix Technology Co. Ltd.	12,000	23,261
Symtek Automation Asia Co. Ltd.	7,000	20,737
T3EX Global Holdings Corp.	11,000	28,198
TA-I Technology Co. Ltd.	4,000	5,931
Tai Tung Communication Co. Ltd.(1)	5,000	2,654
Taichung Commercial Bank Co. Ltd.	337,709	150,785
TaiDoc Technology Corp.	3,000	21,910
Taimide Tech, Inc.	6,000	7,741
Taishin Financial Holding Co. Ltd.	997,362	495,017
Taita Chemical Co. Ltd.	10,500	7,754
Taiwan Business Bank	376,431	157,775
Taiwan Cogeneration Corp.	13,000	15,847
Taiwan Glass Industry Corp.	91,000	52,225
Taiwan High Speed Rail Corp.	107,000	102,299
Taiwan Hon Chuan Enterprise Co. Ltd.	30,000	73,556
Taiwan Mobile Co. Ltd.	41,000	134,014
Taiwan Navigation Co. Ltd.	23,000	20,354
Taiwan Paiho Ltd.	6,000	12,457
Taiwan PCB Techvest Co. Ltd.	23,000	28,872
Taiwan Surface Mounting Technology Corp.	26,000	86,650
Taiwan-Asia Semiconductor Corp.	34,000	43,394
Tex-Ray Industrial Co. Ltd.	4,000	1,561
Thye Ming Industrial Co. Ltd.	16,000	22,567
Ton Yi Industrial Corp.	112,000	74,308
Tong Yang Industry Co. Ltd.	41,000	73,086
Topco Scientific Co. Ltd.	13,000	69,433
Topkey Corp.	1,000	5,813
TPK Holding Co. Ltd.	13,000	15,407
Tripod Technology Corp.	29,000	95,216
Tsann Kuen Enterprise Co. Ltd.	13,331	20,461
TSRC Corp.	43,000	39,571
TTY Biopharm Co. Ltd.	9,000	22,400
Tung Ho Steel Enterprise Corp.	47,340	83,697
TXC Corp.	32,000	90,571
TZE Shin International Co. Ltd.	14,300	7,852
U-Ming Marine Transport Corp.	33,000	41,043
UDE Corp.	2,000	2,522

Avantis Emerging Markets Value ETF
	Shares	Value
Unimicron Technology Corp.	131,000	$641,864
Union Bank of Taiwan	206,815	111,509
Unitech Computer Co. Ltd.	5,000	5,254
United Integrated Services Co. Ltd.	18,000	93,214
United Microelectronics Corp.(1)(2)	305,000	405,792
Universal, Inc.	2,000	1,841
Unizyx Holding Corp.	24,000	21,855
USI Corp.	68,000	52,728
Utechzone Co. Ltd.	3,000	9,016
Vanguard International Semiconductor Corp.	44,000	106,371
Walsin Technology Corp.	11,000	33,242
Wan Hai Lines Ltd.	21,850	61,582
Wei Chuan Foods Corp.	14,000	9,331
Weikeng Industrial Co. Ltd.	16,000	14,089
Wha Yu Industrial Co. Ltd.(1)	9,000	5,571
Wholetech System Hitech Ltd.	5,000	7,779
Winbond Electronics Corp.	265,000	190,934
Wisdom Marine Lines Co. Ltd.	47,000	88,569
Wistron Corp.(2)	366,000	331,814
Wistron NeWeb Corp.	18,000	49,916
Wowprime Corp.(1)	5,000	20,414
WT Microelectronics Co. Ltd.	32,000	67,484
XinTec, Inc.	8,000	34,249
Yang Ming Marine Transport Corp.	162,000	415,007
Yeong Guan Energy Technology Group Co. Ltd.	9,000	16,423
YFY, Inc.	98,000	79,276
Youngtek Electronics Corp.	16,000	34,105
Yuanta Financial Holding Co. Ltd.	61,800	41,023
Yulon Finance Corp.	16,288	86,123
Yulon Motor Co. Ltd.	46,000	61,978
Zhen Ding Technology Holding Ltd.	29,000	107,624
Zinwell Corp.(1)	9,000	5,244
Zippy Technology Corp.	8,000	10,813
ZongTai Real Estate Development Co. Ltd.	12,288	13,084
		21,996,186
Thailand — 2.6%
AAPICO Hitech PCL, NVDR	16,100	11,128
Advanced Info Service PCL, NVDR	44,200	232,541
Advanced Information Technology PCL, NVDR	62,200	10,559
AEON Thana Sinsap Thailand PCL, NVDR	6,900	31,300
Amanah Leasing PCL, NVDR	6,400	774
AP Thailand PCL, NVDR	225,800	61,826
Asia Plus Group Holdings PCL, NVDR	140,300	11,830
Bangchak Corp. PCL, NVDR	92,400	89,247
Bangkok Chain Hospital PCL, NVDR	66,800	34,191
Banpu PCL, NVDR	395,800	157,135
BCPG PCL, NVDR	55,500	16,417
BEC World PCL, NVDR	93,200	35,729
Better World Green PCL, NVDR(1)	395,300	8,867
BG Container Glass PCL, NVDR	13,600	3,841
Bumrungrad Hospital PCL, NVDR	21,400	126,715

Avantis Emerging Markets Value ETF
	Shares	Value
CH Karnchang PCL, NVDR	10,500	$6,043
Chularat Hospital PCL, NVDR	246,000	24,686
Dynasty Ceramic PCL, NVDR	199,500	14,765
Ekachai Medical Care PCL, NVDR	9,084	1,867
Electricity Generating PCL, NVDR	16,300	81,729
G J Steel PCL, NVDR(1)	1,470,300	15,708
GFPT PCL, NVDR	7,900	3,635
Gunkul Engineering PCL, NVDR	35,700	4,868
Ichitan Group PCL, NVDR	2,000	499
Indorama Ventures PCL, NVDR	75,200	89,060
Interlink Communication PCL, NVDR	6,900	1,586
IRPC PCL, NVDR	364,500	34,121
Italian-Thai Development PCL, NVDR(1)	382,400	20,114
Jasmine International PCL, NVDR(1)	332,400	23,293
JWD Infologistics PCL, NVDR	25,100	11,749
Karmarts PCL, NVDR	71,000	8,940
KGI Securities Thailand PCL, NVDR	147,200	20,086
Kiatnakin Phatra Bank PCL, NVDR	20,300	40,293
Krung Thai Bank PCL, NVDR	114,900	53,126
Krungthai Card PCL, NVDR	32,100	52,927
Land & Houses PCL, NVDR	323,400	78,897
Lanna Resources PCL, NVDR	8,300	5,439
MCS Steel PCL, NVDR	47,600	13,429
Mega Lifesciences PCL, NVDR	21,800	29,394
MFEC PCL, NVDR	28,500	7,296
Minor International PCL, NVDR(1)	2,000	1,791
Mono Next PCL, NVDR(1)	69,600	2,946
Muangthai Capital PCL, NVDR	27,900	32,459
Noble Development PCL, Class C, NVDR	21,200	2,859
Origin Property PCL, NVDR	61,700	17,393
Plan B Media PCL, NVDR(1)	195,688	35,359
Polyplex Thailand PCL, NVDR	7,500	4,707
Precious Shipping PCL, NVDR	82,400	32,023
Premier Marketing PCL, NVDR	6,800	1,640
Prima Marine PCL, NVDR	25,100	4,265
Pruksa Holding PCL, NVDR	94,900	33,498
PTG Energy PCL, NVDR	59,000	24,700
PTT Exploration & Production PCL, NVDR	65,100	301,089
PTT Global Chemical PCL, NVDR	85,200	110,779
PTT Oil & Retail Business PCL, NVDR	127,900	95,482
PTT PCL, NVDR	315,300	323,946
Quality Houses PCL, NVDR	718,900	42,561
Ratchthani Leasing PCL, NVDR	52,700	6,869
Regional Container Lines PCL, NVDR	33,900	30,155
Sansiri PCL, NVDR	1,199,500	36,140
Sappe PCL, NVDR	8,200	9,993
SC Asset Corp. PCL, NVDR	291,600	28,097
SCB X PCL, NVDR	29,200	88,267
Sermsang Power Corp. Co. Ltd., NVDR	89,590	23,558
Siamgas & Petrochemicals PCL, NVDR	28,300	8,681
Sino-Thai Engineering & Construction PCL, NVDR	102,900	34,652

Avantis Emerging Markets Value ETF
	Shares	Value
SNC Former PCL, NVDR	15,900	$7,404
Somboon Advance Technology PCL, NVDR	22,000	11,748
SPCG PCL, NVDR	29,200	12,643
Sri Trang Agro-Industry PCL, NVDR	63,500	39,303
Srisawad Corp. PCL, NVDR	32,600	43,476
Srivichai Vejvivat PCL, NVDR	5,900	1,551
Super Energy Corp. PCL, NVDR	1,200,900	25,018
SVI PCL, NVDR	16,100	3,298
Synnex Thailand PCL, NVDR	14,800	8,418
Taokaenoi Food & Marketing PCL, Class R NVDR	5,800	1,224
Thai Oil PCL, NVDR	61,800	102,822
Thai Vegetable Oil PCL, NVDR	49,260	41,224
Thaicom PCL, NVDR	40,700	11,584
Thanachart Capital PCL, NVDR	18,100	20,076
Thonburi Healthcare Group PCL, NVDR	45,100	84,356
Thoresen Thai Agencies PCL, NVDR	99,800	22,680
Tisco Financial Group PCL, NVDR	13,300	34,166
TPI Polene PCL, NVDR	438,500	20,429
TPI Polene Power PCL, NVDR	75,300	7,718
True Corp. PCL, NVDR	324,300	40,534
U City PCL, NVDR(1)	318,200	11,755
		3,360,986
Turkey — 0.6%
Akbank TAS	152,796	98,138
Aksa Akrilik Kimya Sanayii AS	8,877	26,858
Bera Holding AS	17,265	16,855
Dogus Otomotiv Servis ve Ticaret AS	1,558	8,544
Dyo Boya Fabrikalari Sanayi ve Ticaret AS(1)	394	410
GSD Holding AS	29,753	7,139
Haci Omer Sabanci Holding AS	55,981	78,202
Is Finansal Kiralama AS(1)	2,489	1,123
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	12,237	6,135
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	12,677	6,364
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	52,990	34,327
KOC Holding AS	27,360	68,261
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	5,860	8,715
Tekfen Holding AS	12,371	20,229
Turk Hava Yollari AO(1)	30,978	124,242
Turkcell Iletisim Hizmetleri AS, ADR	12,764	37,909
Turkiye Halk Bankasi AS(1)	3,872	1,824
Turkiye Is Bankasi AS, C Shares	140,040	60,662
Turkiye Petrol Rafinerileri AS(1)	5,215	102,818
Turkiye Sinai Kalkinma Bankasi AS(1)	103,194	27,858
Turkiye Vakiflar Bankasi TAO, D Shares(1)	60,726	24,350
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	15,556	17,625
Vestel Elektronik Sanayi ve Ticaret AS	5,055	8,271
Yapi ve Kredi Bankasi AS	141,892	54,827
Yesil Yapi Endustrisi AS(1)	17,827	1,194
		842,880
TOTAL COMMON STOCKS (Cost $148,528,493)		128,824,627

Avantis Emerging Markets Value ETF
	Shares	Value
WARRANTS†
Malaysia†
Eco World Development Group Bhd(1)	14,020	$297
PESTECH International Bhd(1)	1,700	59
Yinson Holdings Bhd(1)	9,600	1,223
TOTAL WARRANTS (Cost $—)		1,579
RIGHTS†
Brazil†
Infracommerce CXAAS SA(1)	1,248	125
Thailand†
Thai Oil PCL, NVDR(1)	4,843	1
TOTAL RIGHTS (Cost $—)		126
SHORT-TERM INVESTMENTS — 1.8%
Money Market Funds — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	372,842	372,842
State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,884,533	1,884,533
TOTAL SHORT-TERM INVESTMENTS (Cost $2,257,375)		2,257,375
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $150,785,868)		131,083,707
OTHER ASSETS AND LIABILITIES — (1.2)%		(1,527,937)
TOTAL NET ASSETS — 100.0%		$129,555,770

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.8%
Materials	16.3%
Information Technology	13.2%
Industrials	12.1%
Consumer Discretionary	10.6%
Energy	6.6%
Communication Services	5.7%
Consumer Staples	4.3%
Health Care	3.5%
Real Estate	2.3%
Utilities	2.0%
Short-Term Investments	1.8%
Other Assets and Liabilities	(1.2)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,952,104. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,323,744, which includes securities collateral of $2,439,211.

See Notes to Financial Statements.

AUGUST 31, 2022

Avantis International Equity ETF
	Shares	Value
COMMON STOCKS — 99.5%
Australia — 7.6%
29Metals Ltd.(1)(2)	53,312	$72,218
Accent Group Ltd.	64,983	66,078
Adairs Ltd.(1)	18,374	28,313
Adbri Ltd.	52,893	79,194
Aeris Resources Ltd.(2)	58,594	17,183
AGL Energy Ltd.	72,498	377,586
Alkane Resources Ltd.(2)	119,313	59,197
Alliance Aviation Services Ltd.(2)	12,349	30,018
Allkem Ltd.(2)	14,401	133,497
ALS Ltd.	28,620	230,311
Altium Ltd.	7,451	183,752
Alumina Ltd.	137,794	140,636
AMA Group Ltd.(1)(2)	2,514	274
AMP Ltd.(2)	474,977	374,364
Ampol Ltd.	14,563	342,294
Ansell Ltd.	3,610	65,269
APA Group	98,691	744,211
ARB Corp. Ltd.	6,279	128,488
Ardent Leisure Group Ltd.	17,658	7,389
Aristocrat Leisure Ltd.	28,088	677,944
ASX Ltd.	30,768	1,637,850
Atlas Arteria Ltd.	19,479	105,970
Atlassian Corp. PLC, Class A(2)	9,277	2,297,542
AUB Group Ltd.	3,110	46,517
Aurelia Metals Ltd.(1)(2)	469,362	85,397
Aurizon Holdings Ltd.	505,537	1,278,569
Austal Ltd.	109,424	191,392
Australia & New Zealand Banking Group Ltd.	274,442	4,242,474
Australian Agricultural Co. Ltd.(2)	49,709	61,259
Australian Clinical Labs Ltd.	19,027	57,213
Australian Ethical Investment Ltd.	12,659	55,491
Australian Finance Group Ltd.	53,619	69,760
Baby Bunting Group Ltd.	10,182	30,236
Bank of Queensland Ltd.(1)	82,567	393,959
Bapcor Ltd.	17,603	79,783
Beach Energy Ltd.	715,659	827,178
Bega Cheese Ltd.	62,433	169,503
Bendigo & Adelaide Bank Ltd.(1)	177,053	1,086,843
BHP Group Ltd., ADR(1)	187,393	10,286,002
Blackmores Ltd.	634	29,631
BlueScope Steel Ltd.	124,360	1,395,297
Boss Energy Ltd.(2)	36,842	66,859
Brambles Ltd.	190,515	1,603,417
Bravura Solutions Ltd.	16,149	17,330
Brickworks Ltd.	10,394	143,882
carsales.com Ltd.	15,214	231,947
Cedar Woods Properties Ltd.	11,527	35,679
Challenger Ltd.	199,482	860,005

Avantis International Equity ETF
	Shares	Value
Champion Iron Ltd.	88,158	$304,167
Cleanaway Waste Management Ltd.	262,221	498,038
Cochlear Ltd.	3,489	507,918
Codan Ltd.(1)	7,802	38,337
Coles Group Ltd.	145,949	1,746,889
Collins Foods Ltd.	8,619	57,445
Commonwealth Bank of Australia	95,983	6,342,768
Computershare Ltd.	11,334	189,025
Cooper Energy Ltd.(2)	248,098	45,604
Coronado Global Resources, Inc.	165,950	181,553
Costa Group Holdings Ltd.	105,412	192,368
Credit Corp. Group Ltd.(1)	11,629	160,211
CSL Ltd.	20,730	4,146,365
CSR Ltd.	83,413	255,919
Data#3 Ltd.	8,013	33,429
Deterra Royalties Ltd.	65,767	185,782
Domino's Pizza Enterprises Ltd.(1)	3,067	132,194
Downer EDI Ltd.	52,490	179,511
Eagers Automotive Ltd.	9,937	89,453
Eclipx Group Ltd.(2)	67,605	109,458
Elders Ltd.	9,295	73,221
Emeco Holdings Ltd.	118,990	73,904
Endeavour Group Ltd.	142,703	706,211
EVENT Hospitality and Entertainment Ltd.(2)	5,230	52,532
Evolution Mining Ltd.	479,884	771,199
Fortescue Metals Group Ltd.	230,859	2,869,016
Genworth Mortgage Insurance Australia Ltd.	149,328	287,305
Gold Road Resources Ltd.	148,243	127,032
GrainCorp Ltd., A Shares	49,237	278,483
Grange Resources Ltd.	240,025	141,915
GUD Holdings Ltd.	9,367	52,649
Hansen Technologies Ltd.	11,367	37,943
Harvey Norman Holdings Ltd.	96,860	278,135
Healius Ltd.	13,318	33,659
HT&E Ltd.	31,735	31,782
HUB24 Ltd.	1,118	18,012
Humm Group Ltd.(1)	52,623	19,172
IDP Education Ltd.(1)	4,268	84,022
IGO Ltd.	134,694	1,205,414
Iluka Resources Ltd.	158,656	1,115,427
Imdex Ltd.	56,137	76,204
Incitec Pivot Ltd.	227,710	601,759
Infomedia Ltd.	19,353	18,953
Inghams Group Ltd.	65,857	116,371
Insignia Financial Ltd.	21,881	51,475
Insurance Australia Group Ltd.	56,692	179,141
Integral Diagnostics Ltd.	7,011	14,144
InvoCare Ltd.	27,025	202,866
IPH Ltd.	12,111	78,502
IRESS Ltd.	3,284	25,114
James Hardie Industries PLC	58,093	1,316,700

Avantis International Equity ETF
	Shares	Value
JB Hi-Fi Ltd.(1)	19,369	$534,192
Judo Capital Holdings Ltd.(1)(2)	34,715	28,312
Jumbo Interactive Ltd.	3,168	30,380
Jupiter Mines Ltd.	132,283	18,098
Karoon Energy Ltd.(2)	156,794	227,040
Kelsian Group Ltd.(1)	5,450	20,059
Lendlease Corp. Ltd.	107,098	746,314
Link Administration Holdings Ltd.	33,767	98,969
Lovisa Holdings Ltd.(1)	11,366	177,310
Lynas Rare Earths Ltd.(2)	57,605	344,136
MA Financial Group Ltd.	6,842	25,519
MACA Ltd.	7,344	5,323
Macmahon Holdings Ltd.	38,005	4,386
Macquarie Group Ltd.	15,091	1,805,687
Magellan Financial Group Ltd.(1)	23,683	207,901
Mayne Pharma Group Ltd.(2)	440,581	89,599
McMillan Shakespeare Ltd.	11,056	107,722
Medibank Pvt Ltd.	384,104	967,545
Metcash Ltd.	514,675	1,440,261
Mineral Resources Ltd.	35,986	1,533,271
Monadelphous Group Ltd.	33,742	301,153
Money3 Corp. Ltd.	24,619	38,430
Mount Gibson Iron Ltd.(1)	124,105	35,987
Myer Holdings Ltd.	134,614	46,165
MyState Ltd.	2,727	7,118
National Australia Bank Ltd.	240,853	4,994,359
Netwealth Group Ltd.	8,102	71,920
New Hope Corp. Ltd.(1)	206,948	683,883
Newcrest Mining Ltd.	15,255	178,644
Newcrest Mining Ltd. (Sydney)	89,916	1,080,939
NEXTDC Ltd.(2)	17,985	127,108
nib holdings Ltd.	54,902	305,627
Nick Scali Ltd.(1)	14,783	110,416
Nickel Industries Ltd.	72,721	48,288
Nine Entertainment Co. Holdings Ltd.	132,302	196,369
Northern Star Resources Ltd.	214,087	1,131,501
NRW Holdings Ltd.	184,500	306,713
Nufarm Ltd.	105,036	379,235
OFX Group Ltd.(2)	22,626	40,697
Omni Bridgeway Ltd.(2)	8,695	26,912
oOh!media Ltd.	26,761	25,032
Orica Ltd.	112,611	1,177,927
Origin Energy Ltd.	257,986	1,098,777
Orora Ltd.	185,472	417,752
OZ Minerals Ltd.	63,762	1,098,867
Pacific Current Group Ltd.	6,132	37,886
Pact Group Holdings Ltd.	18,243	18,893
Peet Ltd.	34,647	26,718
Pendal Group Ltd.	49,618	174,200
Perenti Global Ltd.	164,573	87,296
Perpetual Ltd.(1)	3,506	65,210

Avantis International Equity ETF
	Shares	Value
Perseus Mining Ltd.	441,460	$466,920
PEXA Group Ltd.(1)(2)	3,527	34,565
Pilbara Minerals Ltd.(2)	28,929	70,157
Platinum Asset Management Ltd.	71,163	85,838
Premier Investments Ltd.	9,227	132,674
Pro Medicus Ltd.(1)	2,137	78,550
PWR Holdings Ltd.	4,541	29,277
Qantas Airways Ltd.(2)	55,594	199,790
QBE Insurance Group Ltd.	121,113	992,976
Qube Holdings Ltd.	174,401	341,433
Ramelius Resources Ltd.	237,352	129,255
Ramsay Health Care Ltd.	5,641	274,919
REA Group Ltd.	2,692	232,154
Red 5 Ltd.(2)	66,325	11,409
Reece Ltd.	7,131	77,203
Regis Resources Ltd.	310,042	325,245
Reliance Worldwide Corp. Ltd.	59,045	155,126
Resolute Mining Ltd.(1)(2)	192,523	36,870
Rio Tinto Ltd.	31,516	2,001,687
Sandfire Resources Ltd.	124,040	383,078
Santos Ltd.	531,874	2,839,294
SEEK Ltd.	8,278	116,792
Select Harvests Ltd.(1)	17,604	59,451
Servcorp Ltd.	9,505	24,188
Service Stream Ltd.(1)(2)	70,192	34,788
Seven Group Holdings Ltd.	15,447	194,288
Seven West Media Ltd.(1)(2)	267,372	94,073
Sierra Rutile Holdings Ltd.(1)(2)	144,997	29,764
Sigma Healthcare Ltd.(1)	160,963	75,194
Silver Lake Resources Ltd.(2)	308,282	276,542
Sims Ltd.	35,411	365,350
SmartGroup Corp. Ltd.	3,284	13,263
Sonic Healthcare Ltd.	18,284	422,817
South32 Ltd.	808,773	2,227,124
Southern Cross Media Group Ltd.	67,219	49,112
St. Barbara Ltd.	115,871	71,485
Star Entertainment Group Ltd.(2)	61,102	115,057
Steadfast Group Ltd.	25,669	87,853
Suncorp Group Ltd.	121,038	893,896
Super Retail Group Ltd.(1)	28,909	206,503
Superloop Ltd.(2)	34,972	17,580
Symbio Holdings Ltd.	38	102
Syrah Resources Ltd.(1)(2)	67,553	84,390
Tassal Group Ltd.	46,221	163,080
Technology One Ltd.	19,749	158,156
Telstra Corp. Ltd.	449,111	1,214,505
TPG Telecom Ltd.	5,094	18,513
Transurban Group	110,463	1,048,014
Treasury Wine Estates Ltd.	84,560	758,526
Tuas Ltd.(2)	2,799	2,838
United Malt Group Ltd.	62,862	152,225

Avantis International Equity ETF
	Shares	Value
Ventia Services Group Pty Ltd.	23,158	$43,533
Viva Energy Group Ltd.	236,299	477,853
Vulcan Steel Ltd.	7,025	37,733
Washington H Soul Pattinson & Co. Ltd.(1)	21,744	378,957
Wesfarmers Ltd.	67,466	2,158,166
West African Resources Ltd.(2)	442,166	376,495
Westgold Resources Ltd.	90,799	57,085
Westpac Banking Corp.	242,938	3,565,727
Whitehaven Coal Ltd.	362,943	1,933,255
WiseTech Global Ltd.	2,362	93,298
Woodside Energy Group Ltd.	134,924	3,134,084
Woodside Energy Group Ltd., ADR(1)	59,682	1,361,346
Woolworths Group Ltd.	93,484	2,304,636
Worley Ltd.	7,793	76,330
Xero Ltd.(2)	2,298	135,189
		114,239,519
Austria — 0.3%
ANDRITZ AG	4,138	190,581
AT&S Austria Technologie & Systemtechnik AG	5,163	229,804
BAWAG Group AG(2)	5,496	247,969
CA Immobilien Anlagen AG	677	21,562
DO & CO. AG(2)	1,008	79,745
Erste Group Bank AG	14,166	318,561
EVN AG	7,023	136,240
FACC AG(1)(2)	162	1,146
IMMOFINANZ AG(2)	10,076	149,786
Lenzing AG(1)	1,205	89,123
Oesterreichische Post AG(1)	4,175	116,559
OMV AG	11,957	481,775
POLYTEC Holding AG(1)	3,258	18,716
Porr AG	2,511	28,749
Raiffeisen Bank International AG	11,405	144,018
S IMMO AG	1,763	40,285
Schoeller-Bleckmann Oilfield Equipment AG	233	14,091
Semperit AG Holding(1)	3,930	71,414
Strabag SE	933	35,852
Telekom Austria AG(2)	14,883	92,932
UNIQA Insurance Group AG	22,170	146,552
Verbund AG	6,726	642,721
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,986	165,618
voestalpine AG	10,973	220,804
Wienerberger AG	9,946	232,571
		3,917,174
Belgium — 0.9%
Ackermans & van Haaren NV(1)	5,351	782,279
Ageas SA/NV	26,628	1,080,445
AGFA-Gevaert NV(2)	25,959	93,861
Anheuser-Busch InBev SA, ADR(1)	32,287	1,561,399
Argenx SE, ADR(2)	1,160	438,329
Atenor	123	6,327
Barco NV	9,728	216,790

Avantis International Equity ETF
	Shares	Value
Bekaert SA	10,194	$312,680
bpost SA	22,304	135,489
Cie d'Entreprises CFE(1)(2)	1,744	17,358
D'ieteren Group	3,211	484,063
Deceuninck NV	12,057	27,837
Deme Group NV(2)	1,744	199,590
Econocom Group SA	16,489	51,393
Elia Group SA	3,183	462,399
Etablissements Franz Colruyt NV	10,222	284,100
Euronav NV	50,525	814,676
Exmar NV	7,468	65,068
Fagron	14,061	180,521
Galapagos NV, ADR(2)	8,129	406,938
Gimv NV	6,351	324,931
Greenyard NV(2)	2,093	17,657
Immobel SA	61	3,686
Ion Beam Applications	4,505	80,048
KBC Ancora	8,027	264,258
KBC Group NV	23,590	1,125,066
Kinepolis Group NV(2)	3,103	136,046
Melexis NV	3,970	299,364
Ontex Group NV(2)	8,093	46,469
Proximus SADP	29,080	370,160
Recticel SA	6,667	92,900
Shurgard Self Storage SA	2,002	96,645
Solvay SA	12,494	1,008,593
Telenet Group Holding NV	1,521	21,598
Tessenderlo Group SA(2)	5,098	165,524
UCB SA	16,305	1,145,700
Umicore SA(1)	29,603	940,963
VGP NV	477	69,351
		13,830,501
Canada — 11.4%
5N Plus, Inc.(1)(2)	16,500	21,106
Absolute Software Corp.(1)	11,661	125,990
Advantage Energy Ltd.(2)	70,477	602,088
Aecon Group, Inc.(1)	10,217	84,639
AG Growth International, Inc.	3,004	89,822
AGF Management Ltd., Class B(1)	10,400	48,858
Agnico Eagle Mines Ltd.	48,971	2,019,469
Aimia, Inc.(1)(2)	8,705	27,109
Air Canada(1)(2)	1,722	23,194
Alamos Gold, Inc., Class A	48,653	350,816
Alaris Equity Partners Income	2,635	34,669
Algonquin Power & Utilities Corp.(1)	14,947	205,310
Alimentation Couche-Tard, Inc.	59,123	2,540,756
AltaGas Ltd.(1)	12,042	259,664
Altius Minerals Corp.	661	9,215
Amerigo Resources Ltd.	28,700	23,164
ARC Resources Ltd.	136,200	1,880,158
Argonaut Gold, Inc.(2)	54,995	19,471

Avantis International Equity ETF
	Shares	Value
Aritzia, Inc.(2)	11,254	$366,065
Atco Ltd., Class I	19,106	676,460
Athabasca Oil Corp.(1)(2)	258,593	509,960
Atrium Mortgage Investment Corp.(1)	5,535	50,194
ATS Automation Tooling Systems, Inc.(2)	6,334	193,490
AutoCanada, Inc.(2)	4,808	108,984
B2Gold Corp.	341,342	1,047,404
Badger Infrastructure Solutions Ltd.	4,729	111,370
Ballard Power Systems, Inc.(1)(2)	8,100	63,216
Bank of Montreal	49,477	4,567,774
Bank of Nova Scotia	73,141	4,044,238
Barrick Gold Corp. (Toronto)	148,613	2,206,536
Bausch Health Cos., Inc.(2)	16,016	96,095
Baytex Energy Corp.(1)(2)	201,726	1,045,992
BCE, Inc.(1)	3,817	184,202
BELLUS Health, Inc.(2)	3,600	41,061
Birchcliff Energy Ltd.	110,243	971,189
Bird Construction, Inc.(1)	10,205	51,516
Bombardier, Inc., Class B(2)	2,663	66,263
Bonterra Energy Corp.(2)	6,800	45,563
Boralex, Inc., A Shares	21,072	794,201
Boyd Group Services, Inc.	1,000	137,816
Brookfield Asset Management, Inc., Class A	40,669	1,956,422
Brookfield Business Corp., Class A(1)	2,833	68,899
Brookfield Infrastructure Corp., A Shares(1)	19,396	924,646
Brookfield Infrastructure Corp., Class A	1,005	47,838
Brookfield Renewable Corp., Class A	2,200	84,543
BRP, Inc.	861	59,716
CAE, Inc.(2)	21,268	388,325
Calian Group Ltd.(1)	2,200	100,774
Calibre Mining Corp.(2)	20,300	14,684
Cameco Corp.	28,151	820,513
Canaccord Genuity Group, Inc.	20,833	124,521
Canacol Energy Ltd.(1)	27,002	51,605
Canada Goose Holdings, Inc.(1)(2)	5,500	99,083
Canadian Imperial Bank of Commerce	66,963	3,166,766
Canadian National Railway Co.	34,671	4,123,245
Canadian Natural Resources Ltd.(1)	117,786	6,457,222
Canadian Pacific Railway Ltd.	23,658	1,771,085
Canadian Tire Corp. Ltd., Class A	6,076	714,630
Canadian Utilities Ltd., A Shares	14,825	453,549
Canadian Western Bank	21,760	405,758
Canfor Corp.(2)	18,575	364,471
Canfor Pulp Products, Inc.(2)	1,114	4,699
Capital Power Corp.	37,138	1,440,729
Capstone Mining Corp.(2)	72,738	163,382
Cardinal Energy Ltd.	52,098	331,625
Cargojet, Inc.	1,100	115,733
Cascades, Inc.(1)	13,743	93,654
CCL Industries, Inc., Class B	8,412	412,610
Celestica, Inc.(2)	22,716	234,364

Avantis International Equity ETF
	Shares	Value
Cenovus Energy, Inc.	192,130	$3,604,586
Centerra Gold, Inc.	95,117	430,918
CES Energy Solutions Corp.(1)	52,900	99,891
CGI, Inc.(2)	12,168	963,545
China Gold International Resources Corp. Ltd.(1)	43,700	124,444
Chorus Aviation, Inc.(1)(2)	12,046	25,773
CI Financial Corp.	13,110	143,742
Cineplex, Inc.(1)(2)	2,300	15,779
Cogeco Communications, Inc.	2,300	140,818
Cogeco, Inc.(1)	400	19,239
Colliers International Group, Inc. (Toronto)	2,900	337,816
Computer Modelling Group Ltd.	6,000	21,015
Constellation Software, Inc.	1,386	2,086,382
Copper Mountain Mining Corp.(1)(2)	35,300	39,242
Corus Entertainment, Inc., B Shares	37,973	106,978
Crescent Point Energy Corp.	168,432	1,279,896
Crew Energy, Inc.(2)	49,000	242,510
Descartes Systems Group, Inc.(2)	3,100	218,382
Dollarama, Inc.	20,982	1,277,756
Dorel Industries, Inc., Class B(1)	8,200	42,394
DREAM Unlimited Corp., Class A	3,222	69,158
Dundee Precious Metals, Inc.	41,236	187,758
Eldorado Gold Corp. (Toronto)(2)	30,653	168,978
Element Fleet Management Corp.	62,933	792,562
Emera, Inc.	27,499	1,272,406
Empire Co. Ltd., Class A	26,193	746,092
Enbridge, Inc.	66,746	2,752,475
Endeavour Mining PLC	19,822	385,769
Enerflex Ltd.(1)	21,246	106,606
Enerplus Corp.	63,964	985,747
Enghouse Systems Ltd.(1)	5,435	132,673
Ensign Energy Services, Inc.(2)	33,400	79,091
EQB, Inc.	4,200	168,403
Equinox Gold Corp.(1)(2)	32,087	112,629
ERO Copper Corp.(2)	7,643	72,511
Evertz Technologies Ltd.	2,936	33,085
Exchange Income Corp.(1)	4,051	142,966
Extendicare, Inc.(1)	18,746	102,626
Fairfax Financial Holdings Ltd.	2,512	1,252,299
Fiera Capital Corp.(1)	6,753	46,945
Finning International, Inc.	31,710	683,286
Firm Capital Mortgage Investment Corp.(1)	4,935	46,068
First National Financial Corp.(1)	2,786	78,891
First Quantum Minerals Ltd.	109,742	1,941,907
FirstService Corp.	1,000	125,092
Fortis, Inc.	42,818	1,888,967
Fortuna Silver Mines, Inc.(1)(2)	46,685	108,061
Franco-Nevada Corp.	6,292	756,468
Freehold Royalties Ltd.(1)	32,275	352,399
Frontera Energy Corp.(2)	24,368	205,765
Galiano Gold, Inc.(1)(2)	36,800	17,653

Avantis International Equity ETF
	Shares	Value
GCM Mining Corp.	27,668	$68,888
Gear Energy Ltd.	54,000	50,984
George Weston Ltd.	7,512	858,817
GFL Environmental, Inc.	8,668	244,197
Gibson Energy, Inc.	17,885	337,586
Gildan Activewear, Inc.	40,508	1,197,952
goeasy Ltd.	2,735	249,604
Great-West Lifeco, Inc.(1)	33,927	796,930
Headwater Exploration, Inc.(2)	52,600	239,901
Heroux-Devtek, Inc.(2)	4,400	43,787
High Liner Foods, Inc.(1)	5,446	55,689
HLS Therapeutics, Inc.	88	754
Home Capital Group, Inc.(1)	11,152	237,246
Hudbay Minerals, Inc.	78,485	346,605
Hydro One Ltd.	44,280	1,198,916
i-80 Gold Corp.(2)	11,800	21,114
iA Financial Corp., Inc.	13,944	749,038
IAMGOLD Corp.(1)(2)	82,625	98,771
IBI Group, Inc.(2)	2,400	35,360
IGM Financial, Inc.	4,421	120,342
Imperial Oil Ltd.(1)	23,550	1,155,848
Intact Financial Corp.	7,142	1,034,580
Interfor Corp.(2)	34,985	860,673
International Petroleum Corp.(1)(2)	1,380	13,586
Ivanhoe Mines Ltd., Class A(2)	17,544	112,743
Jamieson Wellness, Inc.(1)	3,000	83,900
K-Bro Linen, Inc.(1)	1,200	27,913
K92 Mining, Inc.(2)	7,700	39,692
Karora Resources, Inc.(2)	34,900	76,000
Kelt Exploration Ltd.(2)	47,272	226,399
Keyera Corp.(1)	34,451	848,848
Kinross Gold Corp.	222,869	731,386
Kiwetinohk Energy Corp.(2)	2,000	23,863
Knight Therapeutics, Inc.(2)	20,346	88,303
Labrador Iron Ore Royalty Corp.(1)	9,099	202,231
Lassonde Industries, Inc., Class A(1)	400	34,720
Laurentian Bank of Canada	5,817	159,360
LifeWorks, Inc.	3,205	77,920
Linamar Corp.	9,296	439,478
Loblaw Cos. Ltd.	20,494	1,811,199
Lundin Gold, Inc.	12,846	85,780
Lundin Mining Corp.(1)	127,407	662,573
Magna International, Inc.	28,261	1,632,590
Major Drilling Group International, Inc.(2)	6,258	42,408
Manulife Financial Corp.	179,173	3,099,563
Maple Leaf Foods, Inc.	7,500	132,314
Martinrea International, Inc.	14,140	111,432
MCAN Mortgage Corp.(1)	4,620	56,284
MDA Ltd.(2)	2,800	15,883
MEG Energy Corp.(2)	82,231	1,149,550
Methanex Corp.	13,780	498,067

Avantis International Equity ETF
	Shares	Value
Metro, Inc.(1)	35,001	$1,840,994
Morguard Corp.	200	17,436
MTY Food Group, Inc.	1,461	65,321
Mullen Group Ltd.	15,714	168,225
National Bank of Canada	42,701	2,825,058
Neo Performance Materials, Inc.	1,800	19,832
New Gold, Inc. (Toronto)(2)	203,910	131,971
North American Construction Group Ltd.(1)	7,735	88,932
North West Co., Inc.	10,640	275,853
Northland Power, Inc.	44,165	1,511,903
Novagold Resources, Inc.(2)	26,087	115,565
Nutrien Ltd.	35,330	3,243,414
Nuvei Corp.(2)	2,394	73,259
NuVista Energy Ltd.(2)	69,124	568,424
Obsidian Energy Ltd.(2)	20,900	188,098
OceanaGold Corp.(2)	246,089	363,508
Onex Corp.	13,069	646,310
Open Text Corp.	14,163	446,129
Osisko Gold Royalties Ltd. (Toronto)	14,023	135,708
Osisko Mining, Inc.(2)	6,500	12,521
Pan American Silver Corp.	35,265	524,672
Paramount Resources Ltd., A Shares	11,250	256,463
Parex Resources, Inc.	52,800	844,655
Parkland Corp.(1)	4,041	99,198
Pason Systems, Inc.	12,235	129,491
Pembina Pipeline Corp.(1)	65,053	2,297,299
Pet Valu Holdings Ltd.	1,700	43,427
Peyto Exploration & Development Corp.	65,217	608,298
Pine Cliff Energy Ltd.	71,200	102,462
Pipestone Energy Corp.(2)	23,900	88,805
Pizza Pizza Royalty Corp.(1)	1,800	18,036
Polaris Renewable Energy, Inc.(1)	5,700	83,676
Power Corp. of Canada	38,113	979,995
PrairieSky Royalty Ltd.	12,337	168,144
Precision Drilling Corp.(1)(2)	3,189	196,000
Primo Water Corp.	2,635	34,609
Quebecor, Inc., Class B(1)	22,474	485,466
Real Matters, Inc.(2)	8,188	36,097
Recipe UnLtd. Corp.(2)	1,658	24,832
Resolute Forest Products, Inc.(2)	12,122	245,329
Restaurant Brands International, Inc.	10,063	594,042
Richelieu Hardware Ltd.	1,054	28,177
Ritchie Bros Auctioneers, Inc.	12,510	866,608
Rogers Communications, Inc., Class B	15,068	648,795
Royal Bank of Canada	67,885	6,312,708
Russel Metals, Inc.	12,378	267,663
Sabina Gold & Silver Corp.(2)	28,165	22,732
Sandstorm Gold Ltd.	11,571	65,813
Saputo, Inc.	15,137	384,375
Shaw Communications, Inc., B Shares	36,681	940,660
Shawcor Ltd.(2)	22,500	134,656

Avantis International Equity ETF
	Shares	Value
Shopify, Inc., Class A(2)	19,036	$602,670
Sierra Metals, Inc.(1)	5,095	2,289
Silvercorp Metals, Inc.	18,355	41,787
Sleep Country Canada Holdings, Inc.	7,786	157,101
Softchoice Corp.	5,200	72,733
Spartan Delta Corp.(2)	46,196	466,058
Spin Master Corp., VTG Shares(2)	5,900	207,096
Sprott, Inc.	2,300	86,984
SSR Mining, Inc.(1)	52,785	712,588
SSR Mining, Inc. (NASDAQ)	34,666	467,644
Stantec, Inc.	9,879	468,845
Stelco Holdings, Inc.	9,800	265,268
Stella-Jones, Inc.(1)	7,823	238,201
STEP Energy Services Ltd.(2)	7,400	36,342
StorageVault Canada, Inc.	7,000	32,512
Sun Life Financial, Inc.(1)	43,219	1,904,025
Suncor Energy, Inc.(1)	183,862	5,948,374
SunOpta, Inc.(1)(2)	12,400	123,306
Surge Energy, Inc.	22,000	168,851
Tamarack Valley Energy Ltd.(1)	153,645	490,176
Taseko Mines Ltd.(1)(2)	73,100	76,253
TC Energy Corp.	45,946	2,214,126
Teck Resources Ltd., Class B	87,757	2,972,118
TELUS Corp.(1)	37,040	834,236
TFI International, Inc.	6,635	661,959
Thomson Reuters Corp.	5,754	633,604
Tidewater Midstream and Infrastructure Ltd.	58,530	53,924
Timbercreek Financial Corp.(1)	17,146	105,616
TMX Group Ltd.	2,178	218,737
Topaz Energy Corp.	6,176	97,247
Torex Gold Resources, Inc.(2)	19,816	147,109
Toromont Industries Ltd.	10,088	780,863
Toronto-Dominion Bank	82,682	5,319,071
Total Energy Services, Inc.	4,100	22,695
Tourmaline Oil Corp.	54,277	3,209,052
TransAlta Corp.(1)	46,002	431,876
TransAlta Renewables, Inc.(1)	4,535	60,013
Transcontinental, Inc., Class A	9,035	113,922
TransGlobe Energy Corp.(1)	14,400	47,804
Trican Well Service Ltd.(2)	49,819	131,627
Tricon Residential, Inc. (Toronto)	36,012	375,928
Trisura Group Ltd.(1)(2)	3,700	97,983
Turquoise Hill Resources Ltd.(2)	12,004	330,136
Uni-Select, Inc.(2)	7,700	217,806
Vermilion Energy, Inc.	56,790	1,516,879
VersaBank	1,400	10,500
Victoria Gold Corp.(2)	4,900	29,027
Viemed Healthcare, Inc.(2)	5,446	32,551
Wajax Corp.	5,600	90,480
Wesdome Gold Mines Ltd.(2)	30,225	176,745
West Fraser Timber Co. Ltd.	30,224	2,704,016

Avantis International Equity ETF
	Shares	Value
Western Forest Products, Inc.	81,042	$95,028
Westshore Terminals Investment Corp.(1)	6,610	153,907
Wheaton Precious Metals Corp.(1)	20,510	626,068
Whitecap Resources, Inc.	217,001	1,581,223
WildBrain Ltd.(1)(2)	9,000	18,365
Winpak Ltd.	2,500	82,670
WSP Global, Inc.	5,717	681,287
Yamana Gold, Inc.	226,629	1,000,836
		170,981,968
China†
Fullshare Holdings Ltd.(1)(2)	100,000	1,552
Truly International Holdings Ltd.	374,000	81,932
		83,484
Denmark — 2.3%
ALK-Abello A/S(2)	14,465	268,931
Alm Brand A/S	536,946	786,761
AP Moller - Maersk A/S, A Shares	416	971,821
AP Moller - Maersk A/S, B Shares	697	1,672,210
Bang & Olufsen A/S(2)	24,799	42,957
Bavarian Nordic A/S(2)	5,002	188,455
Carlsberg A/S, B Shares	3,959	514,077
Chemometec A/S	1,745	186,679
Chr Hansen Holding A/S	1,962	114,320
Coloplast A/S, B Shares	6,998	799,388
D/S Norden A/S	16,507	769,626
Danske Andelskassers Bank A/S	9,479	13,571
Danske Bank A/S	80,261	1,071,717
Demant A/S(2)	4,308	132,705
Dfds A/S	8,763	303,225
Drilling Co. of 1972 A/S(2)	5,076	240,873
DSV A/S	7,146	1,055,950
FLSmidth & Co. A/S	6,208	171,838
Genmab A/S, ADR(2)	49,498	1,756,684
GN Store Nord A/S	4,760	134,625
H Lundbeck A/S	47,040	184,740
H Lundbeck A/S, A Shares(2)	11,760	45,033
H+H International A/S, B Shares(2)	4,897	78,702
ISS A/S(2)	6,692	117,173
Jyske Bank A/S(2)	7,385	369,655
Nilfisk Holding A/S(2)	2,826	63,211
NKT A/S(2)	3,517	179,533
NNIT A/S(2)	133	1,202
Novo Nordisk A/S, ADR	115,211	12,223,887
Novozymes A/S, B Shares	24,954	1,432,200
Orsted A/S	20,414	1,992,457
Pandora A/S	16,305	979,549
Per Aarsleff Holding A/S	3,846	110,601
Ringkjoebing Landbobank A/S	6,495	693,472
ROCKWOOL A/S, B Shares	868	178,664
Royal Unibrew A/S	8,142	609,997
Schouw & Co. A/S	1,181	86,115

Avantis International Equity ETF
	Shares	Value
SimCorp A/S	6,205	$453,128
Solar A/S, B Shares	1,529	123,618
Spar Nord Bank A/S	13,853	156,851
Sparekassen Sjaelland-Fyn A/S	2,040	44,465
Sydbank A/S	9,044	261,334
Topdanmark A/S	6,575	344,793
TORM PLC	4,729	91,698
Trifork Holding AG(1)	1,154	27,323
Tryg A/S	27,250	615,735
Vestas Wind Systems A/S	107,354	2,686,115
		35,347,664
Finland — 1.0%
Aktia Bank Oyj	8,317	85,840
Alandsbanken Abp, B Shares	230	6,950
Anora Group Oyj	660	5,378
Atria Oyj	267	2,619
CapMan Oyj, B Shares	6,695	18,583
Cargotec Oyj, B Shares	1,485	50,503
Caverion OYJ	8,415	41,166
Citycon Oyj(2)	15,919	112,807
Elisa Oyj	9,124	487,936
Finnair Oyj(1)(2)	78,370	32,122
Fortum Oyj	21,713	223,350
Huhtamaki Oyj	6,102	213,675
Kemira Oyj	19,081	229,674
Kesko Oyj, B Shares	61,279	1,289,164
Kojamo Oyj	17,923	300,076
Kone Oyj, B Shares	23,871	954,661
Konecranes Oyj	2,058	48,382
Marimekko Oyj	8,300	81,851
Metsa Board Oyj	59,746	513,648
Metso Outotec Oyj	33,984	265,794
Musti Group Oyj(2)	1,325	26,198
Neste Oyj	18,429	909,228
Nokia Oyj, ADR	274,531	1,386,382
Nokian Renkaat Oyj	20,478	212,526
Oma Saastopankki Oyj	1,110	20,623
Orion Oyj, Class B	13,839	627,462
Outokumpu Oyj	77,026	308,871
Puuilo Oyj(1)	10,225	48,768
QT Group Oyj(1)(2)	326	16,528
Revenio Group Oyj	2,340	105,852
Rovio Entertainment Oyj	6,099	36,705
Sampo Oyj, A Shares	30,200	1,366,258
Sanoma Oyj	5,288	72,124
Scanfil Oyj	1,113	7,333
Stora Enso Oyj, R Shares	81,482	1,212,939
Suominen Oyj(1)	1,851	5,382
Taaleri Oyj	3,323	32,434
Talenom Oyj	3,448	37,603
TietoEVRY Oyj	759	19,422

Avantis International Equity ETF
	Shares	Value
Tokmanni Group Corp.	9,938	$118,649
UPM-Kymmene Oyj	47,295	1,606,814
Uponor Oyj	10,543	157,979
Valmet Oyj	29,073	736,924
Wartsila Oyj Abp	36,200	298,478
YIT Oyj	23,118	75,648
		14,411,309
France — 8.8%
ABC arbitrage	5,497	38,836
Accor SA(2)	13,536	322,849
Aeroports de Paris(2)	2,721	372,587
Air France-KLM(2)	101,348	147,957
Air Liquide SA	28,758	3,603,747
Airbus SE	33,050	3,238,672
AKWEL	1,895	34,259
ALD SA(1)	26,666	290,243
Alstom SA(1)	26,270	538,357
Alten SA	7,710	947,951
Amundi SA	3,977	201,649
APERAM SA	10,505	283,544
ArcelorMittal SA(1)	102,504	2,418,069
Arkema SA	17,077	1,441,668
Atos SE(2)	3,078	31,056
Aubay	553	27,073
AXA SA	177,511	4,180,672
Believe SA(2)	1,680	13,844
Beneteau SA	5,548	59,148
Bigben Interactive	1,821	22,273
BioMerieux	16,303	1,490,904
Biosynex	1,048	15,397
BNP Paribas SA	77,400	3,596,793
Bollore SE	13,081	62,511
Bonduelle SCA	2,923	37,748
Bouygues SA	49,679	1,459,319
Bureau Veritas SA	38,005	943,281
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	269	5,619
Caisse Regionale de Credit Agricole Mutuel Nord de France	123	2,164
Capgemini SE	6,621	1,143,963
Carrefour SA	128,475	2,144,310
Casino Guichard Perrachon SA(1)(2)	817	10,587
Catana Group	7,681	47,472
Cellectis SA, ADR(2)	48	159
Chargeurs SA	3,479	52,134
Cie de Saint-Gobain	83,200	3,351,108
Cie des Alpes(2)	4,974	78,688
Cie Generale des Etablissements Michelin SCA	121,313	2,950,486
Cie Plastic Omnium SA	17,000	315,215
Claranova SE(2)	434	1,383
Coface SA(2)	23,635	236,338
Credit Agricole SA	90,553	833,420
Danone SA	23,837	1,254,310

Avantis International Equity ETF
	Shares	Value
Dassault Aviation SA	6,094	$836,887
Dassault Systemes SE	14,576	562,097
Derichebourg SA	33,022	185,765
Edenred	12,133	613,680
Eiffage SA	23,967	2,108,015
Electricite de France SA	52,326	625,622
Elis SA	4,189	53,569
Engie SA	219,939	2,612,237
Eramet SA	3,158	267,747
Esker SA	659	85,441
EssilorLuxottica SA	10,511	1,565,481
Esso SA Francaise(2)	1,073	66,020
Etablissements Maurel et Prom SA	22,643	114,598
Eurazeo SE	10,042	599,709
Euroapi SA(2)	2,655	41,389
Eurobio Scientific SA(2)	3,806	70,175
Eurofins Scientific SE	14,945	1,034,018
Euronext NV	7,555	558,337
Eutelsat Communications SA	62,189	562,500
Faurecia SE(2)	67,929	974,160
FIGEAC-AERO(2)	98	580
Fnac Darty SA	1,627	54,778
Focus Entertainment(2)	642	29,037
Fountaine Pajot SA	5	512
Gaztransport Et Technigaz SA	10,456	1,331,095
Genfit(2)	10,161	43,021
Getlink SE	28,796	542,258
Groupe LDLC	10	273
Groupe SFPI	119	301
Hermes International	1,917	2,455,227
ID Logistics Group(2)	699	195,569
Imerys SA	5,617	162,534
Innate Pharma SA(1)(2)	12,029	32,147
Ipsen SA	13,631	1,306,356
IPSOS	1,571	71,372
Jacquet Metals SACA	2,585	40,930
JCDecaux SA(2)	13,512	187,364
Kaufman & Broad SA	2,490	58,971
Kering SA	6,227	3,124,413
L'Oreal SA	7,592	2,607,428
La Francaise des Jeux SAEM	28,973	939,716
Legrand SA	11,212	811,241
LISI	2,849	60,334
Lumibird(2)	68	1,408
LVMH Moet Hennessy Louis Vuitton SE	14,073	9,080,839
Maisons du Monde SA(1)	9,602	91,907
Manitou BF SA	1,848	30,427
McPhy Energy SA(1)(2)	2,028	25,719
Mersen SA	3,800	112,379
Metropole Television SA	7,347	90,693
MGI Digital Graphic Technology(2)	376	13,070

Avantis International Equity ETF
	Shares	Value
Nacon SA(1)(2)	4,588	$22,176
Neoen SA	5,514	227,754
Nexans SA	7,770	709,918
Nexity SA	8,366	187,322
Novacyt SA(2)	33,332	39,617
Orange SA, ADR(1)	355,461	3,586,601
Orpea SA(1)(2)	2,494	54,261
Pernod Ricard SA	10,710	1,965,161
Publicis Groupe SA	8,981	438,500
Quadient SA	4,719	79,935
Remy Cointreau SA	1,940	359,798
Renault SA(2)	53,678	1,528,909
ReWorld Media SA(2)	8,722	55,299
Rexel SA(2)	41,619	675,974
Rubis SCA	8,436	198,867
Safran SA	18,043	1,839,565
Sanofi, ADR	102,452	4,203,606
Sartorius Stedim Biotech	1,461	534,377
Schneider Electric SE	12,337	1,466,343
SCOR SE	32,969	545,580
SEB SA	4,193	310,555
SES SA	146,614	1,029,281
SES-imagotag SA(2)	1,530	152,913
SMCP SA(2)	8,367	45,821
Societe BIC SA	4,971	282,782
Societe Generale SA	109,829	2,421,225
Sodexo SA	3,662	280,069
SOITEC(2)	2,190	309,307
Solutions 30 SE(1)(2)	20,776	60,643
Sopra Steria Group SACA	1,362	188,004
SPIE SA	6,057	131,869
STMicroelectronics NV, NY Shares	151,927	5,302,252
Sword Group	534	21,424
Technicolor SA(2)	12,860	39,977
Technip Energies NV	18,807	235,138
Teleperformance	8,213	2,339,121
Television Francaise 1	13,708	86,933
Thales SA	18,298	2,206,021
TotalEnergies SE, ADR	207,239	10,467,642
Trigano SA	2,148	185,962
Ubisoft Entertainment SA(2)	36,216	1,670,103
Valeo	74,847	1,429,705
Vallourec SA(2)	45,182	470,353
Veolia Environnement SA	60,747	1,353,893
Verallia SA	18,552	425,327
Vicat SA	3,183	80,548
Vilmorin & Cie SA	1,210	51,993
Vinci SA	56,929	5,251,895
Virbac SA	696	258,031
Vivendi SE	117,031	1,060,822
Wavestone	362	16,859

Avantis International Equity ETF
	Shares	Value
Worldline SA(2)	1,638	$70,176
X-Fab Silicon Foundries SE(2)	16,819	104,428
Xilam Animation SA(2)	155	5,882
		132,353,626
Germany — 6.2%
1&1 AG	1,516	24,366
2G Energy AG	451	10,728
7C Solarparken AG	20,776	111,820
Aareal Bank AG(2)	8,072	257,834
ABO Wind AG	286	17,235
Adesso SE	643	77,911
adidas AG	13,962	2,070,329
ADLER Group SA(2)	6,494	18,215
Allianz SE	21,900	3,701,897
Amadeus Fire AG	678	67,637
Aroundtown SA	167,530	488,616
Atoss Software AG	790	104,797
Aumann AG	1,364	20,957
AURELIUS Equity Opportunities SE & Co. KGaA	7,906	183,582
Aurubis AG	10,874	658,382
Baader Bank AG	2,534	9,494
BASF SE	75,308	3,185,442
Basler AG	9	222
Bauer AG(2)	2,186	19,187
Bayer AG	44,367	2,346,481
Bayerische Motoren Werke AG	34,922	2,573,006
Bayerische Motoren Werke AG, Preference Shares	4,575	318,073
BayWa AG	2,633	113,911
Bechtle AG	4,935	189,058
Beiersdorf AG	10,453	1,055,126
Bertrandt AG	464	15,837
Bilfinger SE	3,404	101,069
Borussia Dortmund GmbH & Co. KGaA(2)	5,456	21,376
Brenntag SE	11,690	766,484
CANCOM SE	3,189	89,308
Carl Zeiss Meditec AG	2,825	351,597
CECONOMY AG	33,307	48,189
Cewe Stiftung & Co. KGAA	1,242	98,207
Cliq Digital AG	1,221	31,960
Commerzbank AG(2)	208,120	1,384,815
CompuGroup Medical SE & Co. KgaA	3,719	139,872
Continental AG	4,994	287,526
Covestro AG	46,674	1,407,311
CropEnergies AG	6,201	101,589
CTS Eventim AG & Co. KGaA(2)	11,356	610,541
Daimler Truck Holding AG(2)	67,080	1,715,158
Datagroup SE	578	37,945
Delivery Hero SE(2)	2,650	109,978
Dermapharm Holding SE	128	5,937
Deutsche Bank AG	215,752	1,792,899
Deutsche Beteiligungs AG	3,029	84,716

Avantis International Equity ETF
	Shares	Value
Deutsche Boerse AG	18,889	$3,193,648
Deutsche Lufthansa AG(1)(2)	143,154	851,092
Deutsche Pfandbriefbank AG	28,558	246,460
Deutsche Post AG	84,312	3,077,315
Deutsche Rohstoff AG	1,280	34,894
Deutsche Telekom AG	214,386	4,040,582
Deutz AG	29,067	109,458
DIC Asset AG	4,477	45,829
Draegerwerk AG & Co. KGaA	502	20,292
Draegerwerk AG & Co. KGaA, Preference Shares	2,646	125,190
Duerr AG	9,844	216,832
E.ON SE	169,988	1,449,928
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,537	60,567
Einhell Germany AG, Preference Shares	58	8,248
Elmos Semiconductor SE	1,403	59,518
ElringKlinger AG	6,440	45,198
Encavis AG	33,924	725,001
Energiekontor AG	1,216	106,818
Envitec Biogas AG	183	9,916
Evonik Industries AG	34,799	648,831
Evotec SE(2)	1,344	29,546
Fielmann AG	2,048	76,107
flatexDEGIRO AG(2)	16,472	158,511
Fraport AG Frankfurt Airport Services Worldwide(2)	1,701	73,549
Freenet AG	24,611	536,427
Fresenius Medical Care AG & Co. KGaA, ADR	13,329	227,926
Fresenius SE & Co. KGaA	11,089	274,323
FUCHS PETROLUB SE, Preference Shares	6,898	186,685
GEA Group AG	28,819	1,002,521
Gerresheimer AG	6,702	350,575
GFT Technologies SE	2,706	89,955
Grand City Properties SA	15,745	186,806
GRENKE AG	5,644	135,704
Hamburger Hafen und Logistik AG	7,308	89,377
Hannover Rueck SE	3,697	544,886
HeidelbergCement AG	23,296	1,051,988
Heidelberger Druckmaschinen AG(2)	55,945	81,584
HelloFresh SE(2)	50,398	1,203,301
Henkel AG & Co. KGaA	2,144	134,084
Henkel AG & Co. KGaA, Preference Shares	5,615	362,356
Hensoldt AG	2,635	58,598
HOCHTIEF AG	2,939	145,106
Hornbach Holding AG & Co. KGaA	1,507	106,298
HUGO BOSS AG	24,672	1,344,678
Hypoport SE(2)	257	50,186
Indus Holding AG	3,842	85,767
Infineon Technologies AG	82,216	2,011,732
Instone Real Estate Group SE	11,568	102,401
Jenoptik AG	5,068	107,250
JOST Werke AG	3,780	140,092
Jungheinrich AG, Preference Shares	9,461	230,978

Avantis International Equity ETF
	Shares	Value
K+S AG	42,438	$966,805
KION Group AG	7,460	298,078
Kloeckner & Co. SE	16,800	151,610
Knorr-Bremse AG	14,640	709,526
Koenig & Bauer AG(2)	2,590	30,192
Kontron AG	12,365	188,123
Krones AG	2,792	229,933
KSB SE & Co. KGaA	17	6,560
KSB SE & Co. KGaA, Preference Shares	67	20,704
KWS Saat SE & Co. KGaA	1,413	85,976
Lang & Schwarz AG	1,638	23,339
Lanxess AG	18,241	615,479
LEG Immobilien SE	11,024	833,125
Leoni AG(2)	7,189	50,385
MBB SE	132	12,785
Medios AG(2)	1,294	31,718
Mercedes-Benz Group AG	61,129	3,427,239
Merck KGaA	5,505	945,649
METRO AG(2)	9,856	78,465
MLP SE	5,074	28,023
MorphoSys AG(2)	1,781	31,029
MPH Health Care AG(2)	17	285
MTU Aero Engines AG	8,439	1,488,322
Muenchener Rueckversicherungs-Gesellschaft AG	11,549	2,759,296
Mutares SE & Co. KGaA	2,739	44,207
Nabaltec AG	291	7,953
Nagarro SE(2)	1,730	173,850
Nemetschek SE	6,129	361,060
New Work SE	663	79,033
Nordex SE(2)	1,802	17,327
Norma Group SE	4,199	66,024
Patrizia SE	1,333	16,854
Pfeiffer Vacuum Technology AG	154	20,324
Porsche Automobil Holding SE, Preference Shares	16,225	1,144,017
ProSiebenSat.1 Media SE	13,178	101,865
Puma SE	6,056	370,164
PVA TePla AG(2)	3,677	61,762
QIAGEN NV(2)	20,134	914,688
Rational AG	334	180,147
Rheinmetall AG	9,743	1,546,652
RTL Group SA	593	22,033
RWE AG	97,653	3,728,137
SAF-Holland SE	8,108	64,521
Salzgitter AG	6,881	169,166
SAP SE, ADR	24,681	2,103,315
Sartorius AG, Preference Shares	2,363	984,485
Schaeffler AG, Preference Shares	28,279	147,331
Scout24 SE	4,541	261,621
Secunet Security Networks AG	211	45,913
SGL Carbon SE(2)	12,264	83,347
Siemens AG	27,557	2,791,362

Avantis International Equity ETF
	Shares	Value
Siemens Energy AG(2)	38,926	$572,574
Siemens Healthineers AG	18,389	898,599
Siltronic AG	3,112	213,257
Sixt SE	1,906	186,383
Sixt SE, Preference Shares	2,216	132,451
SMA Solar Technology AG(2)	134	6,742
Software AG	298	8,106
Stabilus SA	4,968	254,106
Steico SE	1,178	90,554
STO SE & Co. KGaA, Preference Shares	497	77,735
STRATEC SE	1,501	127,939
Stroeer SE & Co. KGaA	3,977	169,015
Suedzucker AG	10,333	141,698
SUESS MicroTec SE	3,511	43,479
Symrise AG	10,407	1,088,928
TAG Immobilien AG	30,520	281,562
TeamViewer AG(2)	24,430	244,470
Technotrans SE	448	12,162
Telefonica Deutschland Holding AG	472,423	1,226,383
ThyssenKrupp AG(2)	126,700	706,716
Uniper SE	3,325	17,991
United Internet AG	11,304	255,703
Varta AG	2,459	172,516
VERBIO Vereinigte BioEnergie AG	3,962	254,292
Villeroy & Boch AG, Preference Shares	748	14,121
Vitesco Technologies Group AG, Class A(2)	2,779	135,714
Volkswagen AG	1,703	315,005
Volkswagen AG, Preference Shares	13,068	1,858,781
Vonovia SE	65,618	1,776,379
Vossloh AG	720	24,618
Wacker Chemie AG	2,956	420,396
Wacker Neuson SE	6,179	102,298
Washtec AG	1,313	52,657
Wuestenrot & Wuerttembergische AG	2,845	46,330
Zalando SE(2)	9,249	214,141
		93,745,139
Hong Kong — 2.6%
AIA Group Ltd.	719,464	6,922,133
ASMPT Ltd.	83,200	644,418
Atlas Corp.(1)	30,546	438,335
Bank of East Asia Ltd.	418,411	527,157
BOC Hong Kong Holdings Ltd.	455,500	1,567,740
Bossini International Holdings Ltd.(2)	40,000	2,358
Bright Smart Securities & Commodities Group Ltd.	8,000	1,281
Budweiser Brewing Co. APAC Ltd.	64,100	188,418
Cafe de Coral Holdings Ltd.	54,000	77,311
China Tonghai International Financial Ltd.(2)	20,000	429
Chow Sang Sang Holdings International Ltd.	81,000	91,192
Chow Tai Fook Jewellery Group Ltd.	53,800	108,284
Chuang's Consortium International Ltd.	4,000	535
Citychamp Watch & Jewellery Group Ltd.(2)	156,000	24,046

Avantis International Equity ETF
	Shares	Value
CK Asset Holdings Ltd.	256,186	$1,729,195
CK Hutchison Holdings Ltd.	115,000	742,630
CK Infrastructure Holdings Ltd.	69,000	419,590
CLP Holdings Ltd.	226,500	1,951,590
CMBC Capital Holdings Ltd.(1)	73,000	15,782
Cowell e Holdings, Inc.(1)(2)	60,000	121,620
Dah Sing Banking Group Ltd.	49,200	38,205
Dah Sing Financial Holdings Ltd.	28,400	75,609
DFI Retail Group Holdings Ltd.	18,700	50,772
Dickson Concepts International Ltd.	15,500	7,363
E-Commodities Holdings Ltd.	518,000	115,689
EC Healthcare	57,000	40,055
Esprit Holdings Ltd.(1)(2)	152,500	18,946
ESR Group Ltd.(2)	36,000	100,804
Far East Consortium International Ltd.	17,000	5,388
First Pacific Co. Ltd.	254,000	97,951
Fosun Tourism Group(1)(2)	28,000	39,084
FSE Lifestyle Services Ltd.	3,000	1,913
Futu Holdings Ltd., ADR(1)(2)	4,006	196,655
Galaxy Entertainment Group Ltd.	53,000	296,253
Giordano International Ltd.	250,000	58,173
Green Future Food Hydrocolloid Marine Science Co. Ltd.(2)	96,000	42,839
Guotai Junan International Holdings Ltd.	520,000	52,172
Haitong International Securities Group Ltd.(1)	470,800	52,088
Hang Lung Group Ltd.	165,000	279,073
Hang Lung Properties Ltd.	436,000	725,072
Hang Seng Bank Ltd.	53,300	834,498
Henderson Land Development Co. Ltd.	184,000	615,502
HK Electric Investments & HK Electric Investments Ltd.	250,000	208,591
HKT Trust & HKT Ltd.	190,000	254,900
Hong Kong & China Gas Co. Ltd.	514,990	507,719
Hong Kong Exchanges & Clearing Ltd.	58,188	2,344,658
Hong Kong Technology Venture Co. Ltd.(1)	39,000	29,486
Hongkong & Shanghai Hotels Ltd.(2)	20,000	17,917
Hongkong Land Holdings Ltd.	200,200	967,785
Hysan Development Co. Ltd.	112,000	315,643
IGG, Inc.	137,000	58,896
International Housewares Retail Co. Ltd.	24,000	8,860
IRC Ltd.(1)(2)	1,018,000	17,464
Jardine Matheson Holdings Ltd.	12,100	641,683
JBM Healthcare Ltd.(2)	1,000	102
Johnson Electric Holdings Ltd.	64,500	76,179
K Wah International Holdings Ltd.	171,000	64,489
Karrie International Holdings Ltd.	96,000	16,843
Kerry Logistics Network Ltd.	9,566	21,031
Kerry Properties Ltd.	160,500	370,039
Kwoon Chung Bus Holdings Ltd.(2)	4,000	947
Lifestyle International Holdings Ltd.(2)	18,000	10,535
LK Technology Holdings Ltd.(1)	82,250	120,205
Luk Fook Holdings International Ltd.	81,000	207,058
Man Wah Holdings Ltd.	172,400	136,239

Avantis International Equity ETF
	Shares	Value
Melco Resorts & Entertainment Ltd., ADR(2)	12,986	$74,799
Modern Dental Group Ltd.	48,000	13,674
MTR Corp. Ltd.	70,286	359,957
Multifield International Holdings Ltd.	6,400	774
New World Development Co. Ltd.	436,750	1,423,185
NWS Holdings Ltd.	251,000	241,463
Oriental Watch Holdings	122,000	69,667
Pacific Basin Shipping Ltd.	2,155,000	764,874
Pacific Textiles Holdings Ltd.	190,000	71,352
Paliburg Holdings Ltd.(2)	4,000	952
PAX Global Technology Ltd.	82,000	78,379
PC Partner Group Ltd.(1)	54,000	51,338
PCCW Ltd.	326,357	163,377
Perfect Medical Health Management Ltd.	64,000	32,727
Power Assets Holdings Ltd.	141,000	843,350
Sa Sa International Holdings Ltd.(2)	194,000	31,547
Sands China Ltd.(2)	60,800	135,955
SAS Dragon Holdings Ltd.	4,000	1,936
Shangri-La Asia Ltd.(2)	40,000	31,908
Shun Tak Holdings Ltd.(2)	104,000	17,319
Singamas Container Holdings Ltd.	614,000	56,877
Sino Land Co. Ltd.	818,094	1,196,319
SITC International Holdings Co. Ltd.	270,000	684,674
SJM Holdings Ltd.(1)(2)	108,000	37,660
SmarTone Telecommunications Holdings Ltd.	36,500	19,533
Solargiga Energy Holdings Ltd.(2)	355,000	13,941
Stella International Holdings Ltd.	30,000	34,996
Sun Hung Kai & Co. Ltd.	33,000	15,209
Sun Hung Kai Properties Ltd.	59,500	699,019
SUNeVision Holdings Ltd.	107,000	70,101
Swire Pacific Ltd., Class A	145,500	1,006,391
Swire Properties Ltd.	159,000	366,451
Symphony Holdings Ltd.	10,000	1,260
Techtronic Industries Co. Ltd.	49,000	577,917
Ten Pao Group Holdings Ltd.	68,000	12,436
Texhong Textile Group Ltd.	52,500	49,326
Texwinca Holdings Ltd.	26,000	4,622
Theme International Holdings Ltd.(1)(2)	620,000	73,301
Time Interconnect Technology Ltd.(1)	184,000	53,248
United Energy Group Ltd.	2,374,000	292,939
United Laboratories International Holdings Ltd.	176,000	85,199
Upbest Group Ltd.	6,000	531
Value Partners Group Ltd.(1)	204,000	59,834
Vitasoy International Holdings Ltd.(2)	62,000	97,093
VSTECS Holdings Ltd.	144,000	95,201
VTech Holdings Ltd.	29,000	197,212
WH Group Ltd.	2,020,478	1,376,598
Wharf Real Estate Investment Co. Ltd.	111,000	505,071
Wynn Macau Ltd.(1)(2)	48,800	29,340
Xinyi Electric Storage Holdings Ltd.(2)	52,800	39,163
Xinyi Glass Holdings Ltd.	409,000	755,378

Avantis International Equity ETF
	Shares	Value
Yue Yuen Industrial Holdings Ltd.	139,500	$207,998
Zensun Enterprises Ltd.(2)	25,000	7,893
		38,846,681
Ireland — 0.5%
AIB Group PLC(1)	124,050	281,398
Bank of Ireland Group PLC	212,309	1,308,152
Cairn Homes PLC	92,984	92,737
CRH PLC	53,807	1,986,963
Dalata Hotel Group PLC(2)	37,001	129,602
FBD Holdings PLC	1,492	15,225
Glanbia PLC	63,158	803,754
Glenveagh Properties PLC(2)	145,981	148,583
Kerry Group PLC, A Shares	9,433	972,747
Kingspan Group PLC	4,634	262,372
Origin Enterprises PLC	27,398	102,706
Permanent TSB Group Holdings PLC(2)	426	653
Smurfit Kappa Group PLC	48,775	1,635,405
Uniphar PLC(2)	32,134	109,693
		7,849,990
Israel — 1.1%
Adgar Investment and Development Ltd.	1,776	3,907
AFI Properties Ltd.	610	30,147
Airport City Ltd.(2)	6,471	135,417
Alony Hetz Properties & Investments Ltd.	10,272	165,653
Altshuler Shaham Penn Ltd.	9,392	28,741
Amot Investments Ltd.	10,164	72,641
Arad Investment & Industrial Development Ltd.	146	20,582
Arad Ltd.	793	11,597
Ashtrom Group Ltd.	3,049	77,601
AudioCodes Ltd.	1,060	23,585
Azorim-Investment Development & Construction Co. Ltd.	10,263	41,953
Azrieli Group Ltd.	1,582	131,237
Bank Hapoalim BM	128,808	1,335,410
Bank Leumi Le-Israel BM	116,307	1,229,507
Bezeq The Israeli Telecommunication Corp. Ltd.	351,303	592,265
Big Shopping Centers Ltd.	574	82,075
Blue Square Real Estate Ltd.	749	64,733
Caesarstone Ltd.	3,402	34,666
Camtek Ltd.(2)	4,223	113,330
Carasso Motors Ltd.	1,574	9,977
Cellcom Israel Ltd.(2)	14,231	89,026
Ceragon Networks Ltd.(1)(2)	817	1,806
Check Point Software Technologies Ltd.(2)	5,978	718,795
Clal Insurance Enterprises Holdings Ltd.(2)	10,976	237,009
Cognyte Software Ltd.(2)	9,975	52,070
CyberArk Software Ltd.(2)	901	129,996
Danel Adir Yeoshua Ltd.	474	57,898
Delek Automotive Systems Ltd.	6,943	107,066
Delek Group Ltd.(2)	1,498	260,182
Delta Galil Industries Ltd.	1,972	104,617
Elbit Systems Ltd.	1,295	276,465

Avantis International Equity ETF
	Shares	Value
Elco Ltd.	589	$41,389
Electra Consumer Products 1970 Ltd.	1,594	73,692
Electra Ltd.	168	106,633
Equital Ltd.(2)	2,203	81,822
Fattal Holdings 1998 Ltd.(2)	775	95,433
FIBI Holdings Ltd.	2,134	112,172
First International Bank of Israel Ltd.	6,306	293,455
Formula Systems 1985 Ltd.	165	16,389
Fox Wizel Ltd.	923	133,981
Gav-Yam Lands Corp. Ltd.	4,677	47,617
Gazit-Globe Ltd.	7,325	47,680
Gilat Satellite Networks Ltd.(2)	3,128	20,328
Hagag Group Real Estate Development(2)	921	6,390
Harel Insurance Investments & Financial Services Ltd.	20,663	234,938
Hilan Ltd.	1,433	87,192
ICL Group Ltd.	52,490	501,210
IDI Insurance Co. Ltd.	759	24,772
Ilex Medical Ltd.	429	10,157
Infinya Ltd.	146	14,812
Inmode Ltd.(2)	3,377	107,861
Inrom Construction Industries Ltd.	17,244	80,368
Isracard Ltd.	42,940	142,936
Israel Corp. Ltd.(2)	371	179,325
Israel Discount Bank Ltd., A Shares	199,817	1,221,611
Israel Land Development - Urban Renewal Ltd.	1,768	31,507
Isras Investment Co. Ltd.	161	38,562
Ituran Location and Control Ltd.	2,962	73,635
Kamada Ltd.(2)	543	2,692
Kenon Holdings Ltd.	1,670	67,843
M Yochananof & Sons Ltd.	742	46,674
Magic Software Enterprises Ltd.	2,798	48,044
Malam - Team Ltd.	872	20,907
Matrix IT Ltd.	2,263	59,389
Maytronics Ltd.	1,809	25,987
Mediterranean Towers Ltd.	6,613	21,425
Mega Or Holdings Ltd.	1,423	49,218
Melisron Ltd.	1,050	85,746
Menora Mivtachim Holdings Ltd.(2)	3,436	79,144
Migdal Insurance & Financial Holdings Ltd.	41,156	68,000
Mivne Real Estate KD Ltd.	43,225	158,639
Mizrahi Tefahot Bank Ltd.	10,231	416,090
Nano Dimension Ltd., ADR(1)(2)	13,394	39,780
Naphtha Israel Petroleum Corp. Ltd.(2)	1,311	7,893
Nawi Brothers Ltd.	1,423	12,573
Neto Malinda Trading Ltd.(2)	518	20,060
Nice Ltd., ADR(1)(2)	2,084	444,663
Norstar Holdings, Inc.	4,992	47,947
Nova Ltd.(2)	1,909	187,329
Oil Refineries Ltd.	342,881	147,232
One Software Technologies Ltd.	4,313	79,514
OPC Energy Ltd.(2)	—	5

Avantis International Equity ETF
	Shares	Value
Partner Communications Co. Ltd.(2)	34,501	$298,404
Paz Oil Co. Ltd.(2)	2,369	310,570
Perion Network Ltd.(2)	5,009	101,910
Phoenix Holdings Ltd.	23,029	277,792
Prashkovsky Investments and Construction Ltd.	500	16,714
Radware Ltd.(2)	1,044	22,404
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,156	89,464
Raval Ics Ltd.	1,209	1,690
Sapiens International Corp. NV	1,050	23,608
Scope Metals Group Ltd.	1,450	72,686
Shapir Engineering and Industry Ltd.	10,541	100,690
Shikun & Binui Ltd.(2)	11,988	54,202
Shufersal Ltd.	103,288	707,383
Silicom Ltd.(2)	230	9,287
Strauss Group Ltd.	3,660	95,711
Summit Real Estate Holdings Ltd.	3,162	59,613
Tamar Petroleum Ltd.	11,193	36,197
Taro Pharmaceutical Industries Ltd.(2)	711	23,932
Tel Aviv Stock Exchange Ltd.	8,957	42,595
Tera Light Ltd.(2)	1,179	2,253
Teva Pharmaceutical Industries Ltd., ADR(2)	45,177	408,400
Tower Semiconductor Ltd.(2)	9,975	467,565
Victory Supermarket Chain Ltd.(2)	392	6,093
Wix.com Ltd.(2)	1,032	65,315
YH Dimri Construction & Development Ltd.	818	64,848
ZIM Integrated Shipping Services Ltd.(1)	18,621	672,032
ZUR Shamir Holdings Ltd.	917	3,585
		16,237,558
Italy — 2.0%
A2A SpA	325,731	364,995
ACEA SpA	10,837	129,770
Amplifon SpA	11,893	309,943
Aquafil SpA	3,718	22,734
Arnoldo Mondadori Editore SpA	34,065	55,614
Ascopiave SpA	16,797	43,509
Assicurazioni Generali SpA	66,664	977,744
Atlantia SpA	52,992	1,213,435
Autogrill SpA(2)	19,777	129,713
Avio SpA(1)	486	6,702
Azimut Holding SpA	30,969	493,338
Banca Generali SpA	10,388	274,611
Banca IFIS SpA	7,262	86,713
Banca Mediolanum SpA	28,932	184,360
Banca Popolare di Sondrio SCPA	116,760	373,899
Banco BPM SpA	356,680	885,577
Banco di Desio e della Brianza SpA(1)	1,492	4,555
BFF Bank SpA	32,161	203,578
Biesse SpA	2,461	31,247
BPER Banca	185,711	279,244
Brembo SpA	19,714	180,799
Brunello Cucinelli SpA	6,919	358,347

Avantis International Equity ETF
	Shares	Value
Buzzi Unicem SpA	8,576	$143,440
Cairo Communication SpA	8,514	13,234
Carel Industries SpA	3,267	70,014
Cementir Holding NV	4,280	24,791
CIR SpA-Compagnie Industriali(2)	75,799	31,814
CNH Industrial NV	117,925	1,435,745
Credito Emiliano SpA	13,483	77,948
d'Amico International Shipping SA(2)	528,777	127,008
Danieli & C Officine Meccaniche SpA	2,036	37,426
Danieli & C Officine Meccaniche SpA, Preference Shares	7,286	92,588
Davide Campari-Milano NV	4,788	46,974
De' Longhi SpA	513	8,960
DiaSorin SpA	963	126,330
Digital Bros SpA(1)	1,147	28,289
Digital Value SpA(2)	772	51,490
doValue SpA	10,061	57,629
Enav SpA(2)	36,812	152,185
Enel SpA	303,870	1,427,907
Eni SpA, ADR(1)	99,990	2,361,764
ERG SpA	9,964	315,786
Esprinet SpA	2,865	19,488
Ferrari NV	5,193	1,002,469
Fila SpA	2,851	21,512
Fincantieri SpA(1)(2)	120,808	60,564
FinecoBank Banca Fineco SpA	82,872	896,036
Gruppo MutuiOnline SpA	711	17,544
Hera SpA(1)	241,038	603,769
Infrastrutture Wireless Italiane SpA	3,592	33,290
Intek Group SpA(2)	23,351	13,263
Interpump Group SpA	1,856	65,500
Intesa Sanpaolo SpA	967,908	1,666,244
Iren SpA	238,529	359,456
Italgas SpA	160,687	826,523
Iveco Group NV(2)	58,910	297,873
Juventus Football Club SpA(1)(2)	47,074	17,024
Leonardo SpA	93,353	763,982
Maire Tecnimont SpA(1)	27,880	70,754
MARR SpA	4,760	55,900
Mediobanca Banca di Credito Finanziario SpA	42,382	335,491
MFE-MediaForEurope NV, Class A(2)	209,805	88,999
MFE-MediaForEurope NV, Class B(2)	43,310	25,194
Moncler SpA	14,538	646,821
Nexi SpA(2)	13,406	109,989
OVS SpA	78,160	118,185
Pharmanutra SpA	424	28,737
Piaggio & C SpA	14,394	35,161
Poste Italiane SpA	64,004	511,519
Prysmian SpA	16,073	493,164
RAI Way SpA	19,720	95,384
Recordati Industria Chimica e Farmaceutica SpA	7,622	310,977
Reply SpA	1,488	175,165

Avantis International Equity ETF
	Shares	Value
Safilo Group SpA(2)	13,716	$19,215
Saipem SpA(1)(2)	135,168	94,823
Salvatore Ferragamo SpA(1)	9,920	159,555
Sanlorenzo SpA/Ameglia	1,000	31,418
Saras SpA(2)	226,969	274,921
Sesa SpA	1,467	179,320
Snam SpA	215,447	1,023,999
SOL SpA	2,502	44,691
Stellantis NV	165,698	2,207,185
Technogym SpA	16,948	116,218
Telecom Italia SpA/Milano(2)	743,208	153,293
Tenaris SA, ADR	6,871	187,716
Terna - Rete Elettrica Nazionale	110,963	788,859
Tinexta Spa	922	20,392
Tod's SpA(2)	1,049	42,387
UniCredit SpA	194,532	1,903,668
Unieuro SpA(1)	3,508	39,889
Unipol Gruppo SpA	52,115	218,236
Webuild SpA(1)	86,058	120,858
Zignago Vetro SpA	2,366	26,931
		30,661,300
Japan — 21.1%
77 Bank Ltd.	11,800	150,526
A&D HOLON Holdings Co. Ltd.	4,300	29,440
ABC-Mart, Inc.(1)	700	28,159
Acom Co. Ltd.	24,300	57,792
Adastria Co. Ltd.(1)	1,200	17,372
ADEKA Corp.	11,700	197,430
Advantest Corp.	13,300	753,250
Adventure, Inc.	600	45,655
Adways, Inc.	7,600	40,740
Aeon Co. Ltd.(1)	26,200	511,050
Aeon Delight Co. Ltd.(1)	3,100	63,369
Aeon Fantasy Co. Ltd.(1)	2,400	61,556
AEON Financial Service Co. Ltd.(1)	28,900	296,814
Aeon Mall Co. Ltd.(1)	19,200	229,005
AFC-HD AMS Life Science Co. Ltd.	2,500	13,846
AGC, Inc.	47,400	1,608,706
Ai Holdings Corp.	3,600	55,064
Aichi Bank Ltd.	1,700	70,706
Aichi Steel Corp.	1,300	19,278
Aida Engineering Ltd.	3,300	20,333
Aiful Corp.	51,800	146,146
Ain Holdings, Inc.	4,600	262,903
Air Water, Inc.	28,200	352,783
Airport Facilities Co. Ltd.	1,300	5,206
Airtrip Corp.(1)	800	15,040
Aisan Industry Co. Ltd.	6,000	31,422
Aisin Corp.	16,800	499,542
Aizawa Securities Group Co. Ltd.	300	1,392
Ajinomoto Co., Inc.	52,200	1,442,800

Avantis International Equity ETF
	Shares	Value
Akatsuki, Inc.	1,900	$32,296
Akebono Brake Industry Co. Ltd.(2)	15,900	19,369
Alconix Corp.	4,500	45,775
Alfresa Holdings Corp.(1)	22,400	268,048
Alpen Co. Ltd.(1)	3,500	52,681
Alps Alpine Co. Ltd.(1)	44,100	394,511
Altech Corp.	1,500	20,102
Amada Co. Ltd.	49,500	387,311
Amano Corp.	9,500	175,738
ANA Holdings, Inc.(2)	5,000	96,132
Anritsu Corp.	21,100	248,722
AOKI Holdings, Inc.	7,300	36,905
Aoyama Trading Co. Ltd.	13,000	86,251
Aozora Bank Ltd.	23,400	451,677
Arakawa Chemical Industries Ltd.(1)	3,500	25,721
Arata Corp.	10,500	311,108
Arcland Sakamoto Co. Ltd.(1)	8,500	91,144
Arcland Service Holdings Co. Ltd.(1)	3,200	47,611
Arcs Co. Ltd.(1)	7,400	108,203
Arealink Co. Ltd.	100	1,367
Argo Graphics, Inc.	4,100	114,102
Arisawa Manufacturing Co. Ltd.	6,100	58,219
ARTERIA Networks Corp.	5,700	53,302
ArtSpark Holdings, Inc.	6,300	42,137
AS One Corp.	600	27,518
Asahi Diamond Industrial Co. Ltd.	12,200	68,074
Asahi Group Holdings Ltd.	13,100	439,220
Asahi Holdings, Inc.(1)	5,400	80,487
Asahi Intecc Co. Ltd.	2,500	44,469
Asahi Kasei Corp.	181,800	1,328,556
ASAHI YUKIZAI Corp.	4,100	67,480
Asanuma Corp.	2,000	40,526
Asia Pile Holdings Corp.	6,000	21,700
Asics Corp.	24,700	451,618
ASKA Pharmaceutical Holdings Co. Ltd.	3,500	29,739
ASKUL Corp.	4,200	55,485
Astellas Pharma, Inc.	77,900	1,104,449
Astena Holdings Co. Ltd.	6,000	19,260
Aucnet, Inc.(1)	3,500	54,280
Autobacs Seven Co. Ltd.	8,300	85,080
Avant Corp.	1,700	18,387
Awa Bank Ltd.(1)	5,100	69,519
Axial Retailing, Inc.	3,200	79,868
Azbil Corp.	2,500	71,233
Bandai Namco Holdings, Inc.	15,400	1,155,564
Bando Chemical Industries Ltd.	2,900	21,017
Bank of Iwate Ltd.(1)	1,100	14,732
Bank of Kyoto Ltd.	4,300	167,601
Bank of Nagoya Ltd.	2,100	46,708
Bank of Saga Ltd.	200	2,155
Bank of the Ryukyus Ltd.(1)	5,400	30,084

Avantis International Equity ETF
	Shares	Value
BayCurrent Consulting, Inc.	1,100	$323,257
Belc Co. Ltd.	2,600	104,238
Bell System24 Holdings, Inc.(1)	2,900	30,926
Belluna Co. Ltd.	9,800	51,935
Benefit One, Inc.	5,900	87,342
Benesse Holdings, Inc.	12,500	196,472
Bic Camera, Inc.(1)	26,900	220,198
BIPROGY Inc	12,300	272,403
BML, Inc.	6,400	163,774
Bourbon Corp.	200	3,070
Bridgestone Corp.	50,400	1,934,059
Brother Industries Ltd.	39,200	750,190
Bunka Shutter Co. Ltd.	8,400	64,423
C Uyemura & Co. Ltd.	2,600	121,677
Calbee, Inc.	6,600	130,968
Canon Electronics, Inc.	1,400	16,321
Canon Marketing Japan, Inc.	4,700	106,581
Canon, Inc., ADR(1)	59,437	1,419,356
Capcom Co. Ltd.	24,700	674,179
Carenet, Inc.	3,600	30,829
Carta Holdings, Inc.(1)	1,900	23,843
Casio Computer Co. Ltd.(1)	8,700	82,169
Cawachi Ltd.	2,200	33,402
Central Automotive Products Ltd.	700	11,463
Central Glass Co. Ltd.	10,600	255,748
Central Japan Railway Co.	4,200	494,466
Central Security Patrols Co. Ltd.	1,000	18,073
Central Sports Co. Ltd.	1,100	19,975
Charm Care Corp. KK	3,900	34,894
Chiba Bank Ltd.	42,300	228,498
Chilled & Frozen Logistics Holdings Co. Ltd.	100	886
Chiyoda Corp.(2)	7,800	22,221
Chofu Seisakusho Co. Ltd.	1,200	17,142
Chubu Electric Power Co., Inc.	24,500	249,136
Chudenko Corp.	3,900	59,582
Chugai Pharmaceutical Co. Ltd.	41,900	1,081,358
Chugoku Bank Ltd.(1)	24,600	164,757
Chugoku Electric Power Co., Inc.(1)	3,500	20,990
Chugoku Marine Paints Ltd.(1)	3,500	22,192
CI Takiron Corp.	5,800	22,788
Citizen Watch Co. Ltd.(1)	64,000	273,448
CKD Corp.	8,700	114,459
CMIC Holdings Co. Ltd.	1,200	14,251
CMK Corp.	10,700	35,974
Coca-Cola Bottlers Japan Holdings, Inc.	30,000	306,812
COLOPL, Inc.	5,100	25,770
Colowide Co. Ltd.	10,200	137,120
Computer Engineering & Consulting Ltd.	1,600	14,783
COMSYS Holdings Corp.(1)	9,100	169,005
Comture Corp.	1,800	31,352
Concordia Financial Group Ltd.	120,600	382,452

Avantis International Equity ETF
	Shares	Value
Core Corp.	100	$1,062
Cosmo Energy Holdings Co. Ltd.	17,400	520,969
Cosmos Pharmaceutical Corp.	1,600	168,518
Create Restaurants Holdings, Inc.(1)	19,400	126,994
Create SD Holdings Co. Ltd.	4,500	100,915
Credit Saison Co. Ltd.	56,400	709,562
Creek & River Co. Ltd.	2,300	39,805
Cresco Ltd.(1)	1,000	13,202
CTI Engineering Co. Ltd.	1,500	28,062
Curves Holdings Co. Ltd.(1)	600	3,557
CyberAgent, Inc.	58,000	565,458
Cybozu, Inc.	2,000	19,293
Dai Nippon Printing Co. Ltd.	18,100	380,984
Dai Nippon Toryo Co. Ltd.	4,100	21,913
Dai-ichi Life Holdings, Inc.	120,800	2,087,183
Daicel Corp.(1)	60,200	378,069
Daido Metal Co. Ltd.(1)	7,200	27,281
Daido Steel Co. Ltd.(1)	2,200	61,715
Daifuku Co. Ltd.	400	23,335
Daiho Corp.	1,800	52,376
Daiichi Jitsugyo Co. Ltd.	700	19,238
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	3,900	37,049
Daiichi Sankyo Co. Ltd.	68,700	2,064,558
Daiken Corp.	2,400	33,534
Daikin Industries Ltd.	7,400	1,291,796
Daikokutenbussan Co. Ltd.	1,300	55,203
Daikyonishikawa Corp.(1)	5,500	23,070
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,200	15,432
Daio Paper Corp.(1)	13,400	125,255
Daiseki Co. Ltd.	3,480	104,356
Daishi Hokuetsu Financial Group, Inc.	12,900	242,712
Daishinku Corp.(1)	7,400	52,091
Daito Pharmaceutical Co. Ltd.	1,100	20,986
Daito Trust Construction Co. Ltd.	22,800	2,243,007
Daiwa House Industry Co. Ltd.	30,500	681,895
Daiwa Industries Ltd.	2,200	17,635
Daiwa Securities Group, Inc.(1)	265,400	1,158,531
Daiwabo Holdings Co. Ltd.	15,600	219,604
DCM Holdings Co. Ltd.(1)	18,000	133,488
DeNA Co. Ltd.	5,200	71,161
Denka Co. Ltd.	21,800	522,242
Denso Corp.	11,900	649,510
Dentsu Group, Inc.	35,700	1,149,719
Dexerials Corp.	24,500	681,188
DIC Corp.	15,700	281,513
Digital Arts, Inc.	1,600	74,358
Digital Garage, Inc.	6,900	192,338
Digital Hearts Holdings Co. Ltd.	700	9,234
Dip Corp.(1)	4,200	108,632
Direct Marketing MiX, Inc.	2,100	27,808
Disco Corp.	3,000	728,429

Avantis International Equity ETF
	Shares	Value
DKK Co. Ltd.	1,000	$18,099
DKS Co. Ltd.	1,400	22,221
DMG Mori Co. Ltd.	13,600	176,507
Doshisha Co. Ltd.	3,100	33,892
Doutor Nichires Holdings Co. Ltd.	1,100	12,722
Dowa Holdings Co. Ltd.	9,400	354,324
Dream Incubator, Inc.(2)	2,100	30,137
DTS Corp.	5,100	131,398
Duskin Co. Ltd.	5,600	115,441
DyDo Group Holdings, Inc.	1,600	53,382
E-Guardian, Inc.	1,800	38,741
Eagle Industry Co. Ltd.	4,000	33,608
Earth Corp.	2,400	93,889
East Japan Railway Co.	7,500	388,475
Ebara Corp.	17,900	678,081
Ebara Jitsugyo Co. Ltd.	700	11,192
Eco's Co. Ltd.(1)	1,500	20,230
EDION Corp.(1)	21,600	185,808
Eiken Chemical Co. Ltd.	4,400	60,135
Eisai Co. Ltd.	17,000	693,144
Eizo Corp.	3,500	95,268
EJ Holdings, Inc.	2,400	22,372
Elan Corp.	4,400	35,726
Electric Power Development Co. Ltd.(1)	34,900	537,607
Elematec Corp.	2,300	22,430
en Japan, Inc.	3,000	51,269
ENEOS Holdings, Inc.	478,500	1,808,215
Enplas Corp.	800	24,248
ESPEC Corp.	1,100	14,377
Exedy Corp.	5,400	69,577
EXEO Group, Inc.	21,700	332,930
Ezaki Glico Co. Ltd.	5,400	140,506
F.C.C. Co. Ltd.	6,000	62,098
Fancl Corp.	1,400	28,306
FANUC Corp.	1,500	241,649
Fast Retailing Co. Ltd.(1)	1,100	643,205
Feed One Co. Ltd.	6,420	32,349
Ferrotec Holdings Corp.	15,100	343,701
FIDEA Holdings Co. Ltd.(1)	4,040	38,345
Fields Corp.	2,100	20,349
Financial Products Group Co. Ltd.	11,700	105,046
Fixstars Corp.	3,500	30,670
FJ Next Holdings Co. Ltd.	4,300	31,805
Food & Life Cos. Ltd.	10,600	166,810
FP Corp.	6,800	159,627
France Bed Holdings Co. Ltd.	3,000	21,265
Fronteo, Inc.(1)	2,600	15,040
Fudo Tetra Corp.	2,600	29,285
Fuji Corp./Miyagi	1,800	16,193
Fuji Electric Co. Ltd.	48,200	2,082,343
Fuji Kyuko Co. Ltd.	1,000	29,419

Avantis International Equity ETF
	Shares	Value
Fuji Media Holdings, Inc.	5,800	$45,900
Fuji Seal International, Inc.	6,600	73,214
Fuji Soft, Inc.	3,300	192,673
Fujibo Holdings, Inc.	1,400	36,327
Fujicco Co. Ltd.	1,300	18,212
FUJIFILM Holdings Corp.	10,900	553,358
Fujikura Composites, Inc.	3,700	27,169
Fujikura Ltd.	85,700	608,581
Fujimi, Inc.	1,600	76,587
Fujimori Kogyo Co. Ltd.	3,200	80,964
Fujitec Co. Ltd.	4,300	86,656
Fujitsu Ltd.	10,900	1,282,638
Fujiya Co. Ltd.	2,100	35,876
Fukuda Corp.	500	17,649
Fukui Bank Ltd.(1)	200	1,987
Fukui Computer Holdings, Inc.	2,200	56,034
Fukuoka Financial Group, Inc.	21,500	384,198
Fukushima Galilei Co. Ltd.	1,200	31,301
Fukuyama Transporting Co. Ltd.	3,600	81,764
FULLCAST Holdings Co. Ltd.	3,500	61,239
Funai Soken Holdings, Inc.	5,700	97,643
Furukawa Battery Co. Ltd.	2,000	16,620
Furukawa Co. Ltd.	2,100	19,039
Furukawa Electric Co. Ltd.	9,200	161,168
Furuno Electric Co. Ltd.	4,100	33,009
Furyu Corp.	2,500	18,234
Fuso Chemical Co. Ltd.	3,300	83,368
Futaba Industrial Co. Ltd.	7,600	19,651
Future Corp.	3,800	46,230
Fuyo General Lease Co. Ltd.	4,000	236,209
G-7 Holdings, Inc.	5,800	62,188
G-Tekt Corp.(1)	4,300	43,007
Gakken Holdings Co. Ltd.	4,800	33,824
Gakkyusha Co. Ltd.	2,100	24,656
Genky DrugStores Co. Ltd.(1)	2,500	65,742
Geo Holdings Corp.	3,500	41,480
Giken Ltd.	3,100	72,163
GLOBERIDE, Inc.	8,100	158,747
Glory Ltd.	10,700	168,940
GMO Financial Holdings, Inc.(1)	7,400	40,260
GMO Payment Gateway, Inc.	2,100	166,539
Goldcrest Co. Ltd.	4,400	54,824
Goldwin, Inc.	2,800	166,739
Golf Digest Online, Inc.	3,400	51,526
Gree, Inc.(1)	1,800	10,995
gremz, Inc.	400	5,222
GS Yuasa Corp.	8,000	145,169
GungHo Online Entertainment, Inc.	10,500	173,393
Gunma Bank Ltd.(1)	69,600	194,635
Gunze Ltd.	3,600	101,747
H-One Co. Ltd.	800	3,483

Avantis International Equity ETF
	Shares	Value
H.U. Group Holdings, Inc.	15,200	$308,730
H2O Retailing Corp.	19,700	138,794
Hachijuni Bank Ltd.	60,400	207,126
Hakudo Co. Ltd.	1,300	25,203
Hakuhodo DY Holdings, Inc.	33,900	302,439
Hakuto Co. Ltd.	5,500	130,668
Halows Co. Ltd.(1)	700	15,373
Hamakyorex Co. Ltd.	1,800	40,987
Hamamatsu Photonics KK	12,600	534,223
Hankyu Hanshin Holdings, Inc.	31,800	953,635
Hanwa Co. Ltd.	14,400	356,237
Happinet Corp.	4,000	46,346
Haseko Corp.	24,200	277,314
Hazama Ando Corp.	24,000	148,846
Heiwa Corp.	13,600	206,886
Heiwa Real Estate Co. Ltd.	8,400	236,868
Heiwado Co. Ltd.(1)	7,300	104,342
HI-LEX Corp.	1,900	14,650
Hibiya Engineering Ltd.	2,000	26,741
Hikari Tsushin, Inc.	2,000	252,851
Hino Motors Ltd.	36,000	164,241
Hioki EE Corp.	800	38,847
Hirano Tecseed Co. Ltd.(1)	2,700	35,950
Hirata Corp.	700	22,821
Hirogin Holdings, Inc.(1)	45,400	199,776
Hirose Electric Co. Ltd.	1,900	269,225
Hisamitsu Pharmaceutical Co., Inc.(1)	1,500	36,325
Hitachi Construction Machinery Co. Ltd.	14,400	296,030
Hitachi Ltd.	57,200	2,857,829
Hitachi Metals Ltd.(2)	14,100	212,159
Hitachi Transport System Ltd.	3,300	208,336
Hitachi Zosen Corp.	80,600	508,788
Hochiki Corp.	300	2,892
Hodogaya Chemical Co. Ltd.	1,100	25,624
Hogy Medical Co. Ltd.	2,000	50,021
Hokkaido Electric Power Co., Inc.	41,300	151,592
Hokkoku Financial Holdings, Inc.	16,300	576,678
Hokuetsu Corp.	27,300	146,918
Hokuhoku Financial Group, Inc.	23,500	139,639
Hokuriku Electric Power Co.	23,800	87,258
Hokuto Corp.	2,300	31,811
Honda Motor Co. Ltd., ADR	97,252	2,579,123
Honeys Holdings Co. Ltd.	3,400	30,149
Hoosiers Holdings Co. Ltd.	4,500	26,108
Horiba Ltd.	8,300	378,096
Hoshizaki Corp.	3,800	112,892
Hosiden Corp.	8,200	93,166
Hosokawa Micron Corp.	2,300	43,419
House Foods Group, Inc.	2,300	48,797
Hoya Corp.	12,556	1,280,420
HS Holdings Co. Ltd.	7,600	63,591

Avantis International Equity ETF
	Shares	Value
Hulic Co. Ltd.	63,800	$483,474
Hyakugo Bank Ltd.	37,300	85,361
Hyakujushi Bank Ltd.	4,000	48,803
i-mobile Co. Ltd.	2,300	23,585
I-PEX, Inc.	1,900	18,695
Ibiden Co. Ltd.	16,000	507,825
Ichigo, Inc.	5,900	12,894
Ichinen Holdings Co. Ltd.	100	912
Ichiyoshi Securities Co. Ltd.	2,700	12,303
Idec Corp.	9,600	200,561
Idemitsu Kosan Co. Ltd.(1)	59,000	1,555,668
IDOM, Inc.(1)	14,400	85,224
IHI Corp.	34,300	916,026
Iida Group Holdings Co. Ltd.(1)	16,100	245,249
Iino Kaiun Kaisha Ltd.	17,500	102,834
IMAGICA GROUP, Inc.	5,500	35,589
Inaba Denki Sangyo Co. Ltd.	11,300	222,845
Inabata & Co. Ltd.	7,700	134,738
Ines Corp.	1,400	15,628
Infocom Corp.	3,600	52,154
Information Services International-Dentsu Ltd.	1,000	32,460
INFRONEER Holdings, Inc.	31,148	222,648
Innotech Corp.	2,900	28,337
INPEX Corp.	171,800	1,974,777
Insource Co. Ltd.	3,200	64,217
Intage Holdings, Inc.	6,100	70,048
Internet Initiative Japan, Inc.	9,000	325,042
Inui Global Logistics Co. Ltd.	2,800	42,893
Iseki & Co. Ltd.	3,800	34,570
Isetan Mitsukoshi Holdings Ltd.	28,100	222,045
Ishihara Sangyo Kaisha Ltd.	7,300	58,666
Isuzu Motors Ltd.	144,000	1,788,434
Itfor, Inc.	100	567
ITmedia, Inc.	1,600	20,742
Ito En Ltd.	1,800	78,997
ITOCHU Corp.	49,400	1,359,524
Itochu Enex Co. Ltd.	15,600	122,392
Itochu Techno-Solutions Corp.	4,500	113,567
Itoham Yonekyu Holdings, Inc.	18,000	87,048
IwaiCosmo Holdings, Inc.	2,500	22,555
Iwatani Corp.	6,500	265,215
Iyo Bank Ltd.	39,500	183,683
Izumi Co. Ltd.(1)	5,700	123,013
J Front Retailing Co. Ltd.(1)	82,000	649,890
J-Oil Mills, Inc.(1)	1,700	19,541
JAC Recruitment Co. Ltd.	1,100	15,570
Jaccs Co. Ltd.	6,100	167,751
JAFCO Group Co. Ltd.	17,500	253,265
Japan Airlines Co. Ltd.(2)	5,000	91,452
Japan Airport Terminal Co. Ltd.(2)	1,100	45,394
Japan Aviation Electronics Industry Ltd.	8,600	143,819

Avantis International Equity ETF
	Shares	Value
Japan Display, Inc.(2)	54,200	$24,413
Japan Electronic Materials Corp.(1)	2,800	31,437
Japan Elevator Service Holdings Co. Ltd.	5,500	73,340
Japan Exchange Group, Inc.	47,500	707,855
Japan Investment Adviser Co. Ltd.	3,700	35,817
Japan Lifeline Co. Ltd.	14,500	105,264
Japan Material Co. Ltd.	7,800	107,954
Japan Petroleum Exploration Co. Ltd.	9,500	270,659
Japan Post Bank Co. Ltd.	19,400	141,415
Japan Post Holdings Co. Ltd.	272,800	1,881,988
Japan Post Insurance Co. Ltd.	40,000	612,704
Japan Pulp & Paper Co. Ltd.	700	21,957
Japan Securities Finance Co. Ltd.	11,800	70,486
Japan Steel Works Ltd.	9,100	194,290
Japan Wool Textile Co. Ltd.	9,700	71,291
JCR Pharmaceuticals Co. Ltd.	3,800	58,912
JCU Corp.	1,900	44,791
Jeol Ltd.	1,100	44,056
JFE Holdings, Inc.(1)	124,800	1,340,795
JGC Holdings Corp.	35,600	479,687
JINS Holdings, Inc.	1,000	30,503
JINUSHI Co. Ltd.	3,500	50,362
JM Holdings Co. Ltd.	2,400	27,474
JMDC, Inc.	700	33,256
Joshin Denki Co. Ltd.	3,900	53,725
Joyful Honda Co. Ltd.	10,400	129,729
JSB Co. Ltd.	1,300	32,398
JSP Corp.	2,500	25,951
JSR Corp.	50,800	1,133,187
JTEKT Corp.	22,000	154,868
Juki Corp.	7,200	36,466
Juroku Financial Group, Inc.	5,900	104,398
Justsystems Corp.	2,200	55,236
JVCKenwood Corp.	32,600	47,855
K's Holdings Corp.	43,800	403,548
Kadokawa Corp.	3,800	82,362
Kaga Electronics Co. Ltd.	3,500	103,605
Kagome Co. Ltd.	7,100	156,598
Kajima Corp.	116,100	1,221,666
Kakaku.com, Inc.	12,100	222,735
Kakiyasu Honten Co. Ltd.	1,700	28,587
Kameda Seika Co. Ltd.	800	26,134
Kamei Corp.	200	1,573
Kamigumi Co. Ltd.	13,700	268,094
Kanamoto Co. Ltd.	7,100	109,299
Kandenko Co. Ltd.	8,500	51,149
Kaneka Corp.	7,800	209,210
Kanematsu Corp.	40,200	434,883
Kanematsu Electronics Ltd.	700	21,355
Kansai Electric Power Co., Inc.	61,300	594,098
Kansai Paint Co. Ltd.	7,000	107,285

Avantis International Equity ETF
	Shares	Value
Kanto Denka Kogyo Co. Ltd.	11,800	$84,778
Kao Corp.	22,000	952,606
Katakura Industries Co. Ltd.	1,400	20,425
Kato Sangyo Co. Ltd.	5,800	142,640
Kawai Musical Instruments Manufacturing Co. Ltd.	800	15,702
Kawasaki Heavy Industries Ltd.	18,800	364,871
Kawasaki Kisen Kaisha Ltd.(1)	21,600	1,366,590
KDDI Corp.	130,500	3,993,447
KeePer Technical Laboratory Co. Ltd.	1,500	44,029
Keihan Holdings Co. Ltd.	2,900	73,530
Keihanshin Building Co. Ltd.	1,700	15,345
Keikyu Corp.	9,000	92,485
Keio Corp.	1,800	68,491
Keisei Electric Railway Co. Ltd.	3,400	94,847
KEIWA, Inc.	1,200	37,864
Keiyo Bank Ltd.	14,300	49,727
Keiyo Co. Ltd.(1)	1,300	8,514
Kewpie Corp.	9,500	156,077
Keyence Corp.	3,300	1,239,064
KFC Holdings Japan Ltd.	600	12,069
KH Neochem Co. Ltd.	10,900	200,582
Kibun Foods, Inc.	3,400	24,153
Kikkoman Corp.	6,900	421,925
Kinden Corp.	8,500	89,694
Kintetsu Group Holdings Co. Ltd.	7,000	237,697
Kirin Holdings Co. Ltd.	27,200	447,760
Kissei Pharmaceutical Co. Ltd.	3,100	55,196
Kito Corp.	1,600	31,035
Kitz Corp.	10,200	59,473
Kiyo Bank Ltd.	13,400	143,995
Koa Corp.	8,900	150,493
Kobayashi Pharmaceutical Co. Ltd.	600	34,003
Kobe Bussan Co. Ltd.	6,600	168,072
Kobe Steel Ltd.	117,300	533,709
Koei Tecmo Holdings Co. Ltd.(1)	2,100	70,405
Kohnan Shoji Co. Ltd.(1)	24,200	599,862
Koito Manufacturing Co. Ltd.	4,300	146,907
Kojima Co. Ltd.(1)	8,100	37,138
Kokusai Pulp & Paper Co. Ltd.	100	510
Kokuyo Co. Ltd.	11,300	145,534
Komatsu Ltd.	71,000	1,485,230
Komatsu Matere Co. Ltd.	200	1,317
KOMEDA Holdings Co. Ltd.(1)	7,000	115,501
Komeri Co. Ltd.	7,500	140,860
Konami Group Corp.	10,800	548,096
Kondotec, Inc.	300	2,205
Konica Minolta, Inc.(1)	77,200	267,304
Konishi Co. Ltd.	5,300	62,004
Konoike Transport Co. Ltd.	2,700	25,623
Kose Corp.	500	47,087
Kotobuki Spirits Co. Ltd.	200	11,516

Avantis International Equity ETF
	Shares	Value
Krosaki Harima Corp.	600	$20,317
Kubota Corp.	35,500	551,323
Kumagai Gumi Co. Ltd.	18,900	361,572
Kumiai Chemical Industry Co. Ltd.	7,800	60,773
Kurabo Industries Ltd.	2,700	41,194
Kuraray Co. Ltd.	49,400	375,234
Kureha Corp.	3,800	255,182
Kurita Water Industries Ltd.	17,900	696,442
Kuriyama Holdings Corp.	3,800	24,328
Kusuri no Aoki Holdings Co. Ltd.	3,000	132,333
KYB Corp.	8,100	191,583
Kyocera Corp.	12,800	711,472
Kyoden Co. Ltd.(1)	4,600	20,709
Kyoei Steel Ltd.	2,900	31,903
Kyokuto Boeki Kaisha Ltd.	2,400	23,024
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,100	69,674
Kyokuyo Co. Ltd.	1,200	31,407
KYORIN Holdings, Inc.	900	11,314
Kyowa Kirin Co. Ltd.	10,900	244,320
Kyudenko Corp.	4,800	96,629
Kyushu Electric Power Co., Inc.	44,400	266,843
Kyushu Financial Group, Inc.	47,400	129,463
Kyushu Railway Co.	10,700	225,081
Lasertec Corp.	4,600	636,858
Lawson, Inc.(1)	7,600	251,870
LEC, Inc.	4,100	22,362
Leopalace21 Corp.(2)	200	475
LIKE, Inc.	1,200	19,343
Link & Motivation, Inc.	4,500	20,599
Lintec Corp.	6,500	108,332
Lion Corp.	11,600	135,438
LITALICO, Inc.	1,900	39,696
Lixil Corp.(1)	27,400	476,471
Loadstar Capital KK	2,400	32,025
M&A Capital Partners Co. Ltd.(2)	700	17,274
m-up Holdings, Inc.	6,500	67,247
M3, Inc.	18,600	595,792
Mabuchi Motor Co. Ltd.	2,600	73,818
Macnica Holdings, Inc.	10,700	229,584
Maeda Kosen Co. Ltd.	2,500	58,043
Makino Milling Machine Co. Ltd.	18,100	571,150
Makita Corp.	4,300	101,109
Management Solutions Co. Ltd.(1)(2)	1,700	33,958
Mandom Corp.	1,300	13,983
MarkLines Co. Ltd.	1,900	30,534
Marubeni Corp.	197,700	2,060,485
Marudai Food Co. Ltd.	1,500	17,008
Maruha Nichiro Corp.	8,900	159,138
Marui Group Co. Ltd.(1)	11,100	199,086
Maruichi Steel Tube Ltd.	4,700	100,194
MARUKA FURUSATO Corp.	4,800	116,981

Avantis International Equity ETF
	Shares	Value
Marumae Co. Ltd.(1)	1,200	$17,723
Marusan Securities Co. Ltd.(1)	7,700	26,404
Maruwa Co. Ltd.(1)	1,400	176,115
Maruwa Unyu Kikan Co. Ltd.(1)	3,700	44,493
Maruzen Showa Unyu Co. Ltd.	800	18,268
Marvelous, Inc.	3,600	17,540
Matsuda Sangyo Co. Ltd.	700	12,162
Matsui Securities Co. Ltd.	19,000	108,238
MatsukiyoCocokara & Co.	5,220	207,118
Max Co. Ltd.	2,400	34,499
Maxell Ltd.	11,900	126,217
Maxvalu Tokai Co. Ltd.	800	15,563
Mazda Motor Corp.	126,800	1,122,954
McDonald's Holdings Co. Japan Ltd.	8,600	307,388
Mebuki Financial Group, Inc.	323,200	619,435
MEC Co. Ltd.	1,300	23,151
Media Do Co. Ltd.	1,400	20,593
Medical Data Vision Co. Ltd.	4,400	35,244
Medipal Holdings Corp.	21,400	292,790
MedPeer, Inc.(2)	100	1,137
Megmilk Snow Brand Co. Ltd.	12,700	156,528
Meidensha Corp.	6,400	91,738
MEIJI Holdings Co. Ltd.	35,700	1,700,708
Meiji Shipping Co. Ltd.(1)	1,900	11,163
Meiko Electronics Co. Ltd.(1)	17,400	404,236
Meisei Industrial Co. Ltd.	2,800	15,059
Meitec Corp.	12,300	216,258
Meiwa Corp.(1)	5,300	30,272
Members Co. Ltd.	1,400	27,275
Menicon Co. Ltd.	3,700	88,831
Mercari, Inc.(2)	2,300	37,040
METAWATER Co. Ltd.	400	5,884
Micronics Japan Co. Ltd.	6,800	69,657
Mie Kotsu Group Holdings, Inc.	100	347
Milbon Co. Ltd.	1,400	58,964
Mimasu Semiconductor Industry Co. Ltd.	3,700	56,268
MINEBEA MITSUMI, Inc.	65,700	1,129,191
Ministop Co. Ltd.(1)	1,900	19,283
Mirait One Corp.	20,400	229,277
Miroku Jyoho Service Co. Ltd.	1,400	15,500
MISUMI Group, Inc.	9,100	223,370
Mito Securities Co. Ltd.	2,600	4,952
Mitsuba Corp.	6,200	19,705
Mitsubishi Chemical Group Corp.	218,800	1,148,691
Mitsubishi Corp.	104,700	3,427,944
Mitsubishi Electric Corp.	79,700	805,778
Mitsubishi Estate Co. Ltd.	27,300	367,645
Mitsubishi Gas Chemical Co., Inc.	14,500	215,525
Mitsubishi HC Capital, Inc.	131,040	635,055
Mitsubishi Heavy Industries Ltd.	55,900	2,154,979
Mitsubishi Logisnext Co. Ltd.	2,600	15,573

Avantis International Equity ETF
	Shares	Value
Mitsubishi Logistics Corp.(1)	13,600	$353,384
Mitsubishi Materials Corp.	14,800	220,890
Mitsubishi Motors Corp.(2)	83,500	334,014
Mitsubishi Pencil Co. Ltd.	3,700	37,099
Mitsubishi Research Institute, Inc.	3,300	98,791
Mitsubishi Shokuhin Co. Ltd.	3,400	83,456
Mitsubishi Steel Manufacturing Co. Ltd.	2,900	21,534
Mitsubishi UFJ Financial Group, Inc., ADR(1)	717,569	3,695,480
Mitsuboshi Belting Ltd.(1)	6,000	137,932
Mitsui & Co. Ltd.	97,900	2,297,627
Mitsui Chemicals, Inc.	51,100	1,147,988
Mitsui Fudosan Co. Ltd.	60,700	1,228,605
Mitsui High-Tec, Inc.	2,500	154,618
Mitsui Matsushima Holdings Co. Ltd.(1)	2,800	73,312
Mitsui Mining & Smelting Co. Ltd.	19,300	455,781
Mitsui OSK Lines Ltd.(1)	44,200	1,151,569
Mitsui-Soko Holdings Co. Ltd.	9,200	222,365
Miura Co. Ltd.	2,400	50,912
Mixi, Inc.	5,000	85,847
Miyaji Engineering Group, Inc.	700	15,972
Miyazaki Bank Ltd.	1,900	30,367
Mizuho Financial Group, Inc., ADR(1)	718,518	1,645,406
Mizuho Leasing Co. Ltd.	5,300	128,015
Mizuho Medy Co. Ltd.	1,900	40,728
Mizuno Corp.	4,200	80,808
Mochida Pharmaceutical Co. Ltd.	2,300	56,624
Monex Group, Inc.(1)	28,900	103,066
Monogatari Corp.	1,600	81,138
MonotaRO Co. Ltd.	10,400	186,600
Morinaga & Co. Ltd.	7,200	205,655
Morinaga Milk Industry Co. Ltd.	6,600	201,797
Morita Holdings Corp.	2,300	20,926
MOS Food Services, Inc.	3,000	68,480
MS&AD Insurance Group Holdings, Inc.	50,600	1,509,698
Murata Manufacturing Co. Ltd.	36,000	1,938,471
Musashi Seimitsu Industry Co. Ltd.(1)	5,300	64,208
Musashino Bank Ltd.	3,800	46,319
Nabtesco Corp.	14,300	338,633
Nachi-Fujikoshi Corp.	2,900	78,683
Nafco Co. Ltd.(1)	2,100	24,364
Nagano Keiki Co. Ltd.(1)	3,200	25,193
Nagase & Co. Ltd.	13,000	186,561
Nagoya Railroad Co. Ltd.	2,400	37,129
Nakanishi, Inc.	9,100	176,458
Nankai Electric Railway Co. Ltd.	7,900	157,138
Nanto Bank Ltd.	5,600	78,923
Natori Co. Ltd.	1,000	15,063
NEC Capital Solutions Ltd.	2,200	33,957
NEC Corp.	20,400	744,022
NEC Networks & System Integration Corp.	4,200	52,339
Neturen Co. Ltd.	4,800	23,654

Avantis International Equity ETF
	Shares	Value
Nexon Co. Ltd.	7,800	$155,314
Nextage Co. Ltd.	5,900	128,095
NGK Insulators Ltd.	43,400	619,642
NGK Spark Plug Co. Ltd.	26,700	547,821
NH Foods Ltd.	20,700	592,542
NHK Spring Co. Ltd.	38,100	257,327
Nichias Corp.	8,700	150,244
Nichicon Corp.	9,000	94,663
Nichiha Corp.	8,500	169,386
Nichirei Corp.	15,700	280,670
Nichireki Co. Ltd.	1,600	15,639
Nidec Corp.	5,618	373,215
Nifco, Inc.	15,000	338,548
Nihon Chouzai Co. Ltd.	1,900	18,278
Nihon Dempa Kogyo Co. Ltd.	6,300	68,459
Nihon Kohden Corp.	10,400	237,511
Nihon M&A Center Holdings, Inc.	7,100	87,992
Nihon Nohyaku Co. Ltd.	4,900	30,139
Nihon Parkerizing Co. Ltd.	7,500	51,622
Nikkon Holdings Co. Ltd.	6,300	106,640
Nikon Corp.	17,700	202,049
Nintendo Co. Ltd.	5,100	2,087,668
Nippn Corp.	6,000	67,672
Nippon Carbon Co. Ltd.	1,600	47,075
Nippon Chemi-Con Corp.(2)	4,300	56,356
Nippon Chemical Industrial Co. Ltd.	1,300	19,676
Nippon Coke & Engineering Co. Ltd.	46,500	33,649
Nippon Denko Co. Ltd.	30,600	81,223
Nippon Densetsu Kogyo Co. Ltd.	7,700	99,076
Nippon Electric Glass Co. Ltd.	26,300	495,306
NIPPON EXPRESS HOLDINGS, Inc.	15,000	825,341
Nippon Fine Chemical Co. Ltd.	400	5,583
Nippon Gas Co. Ltd.	11,000	175,099
Nippon Kanzai Co. Ltd.	800	15,257
Nippon Kayaku Co. Ltd.	14,800	128,583
Nippon Koei Co. Ltd.	2,300	58,898
Nippon Light Metal Holdings Co. Ltd.	10,120	116,446
Nippon Paint Holdings Co. Ltd.	3,500	26,993
Nippon Paper Industries Co. Ltd.	23,500	153,335
Nippon Parking Development Co. Ltd.	50,500	58,368
Nippon Pillar Packing Co. Ltd.	8,100	150,768
Nippon Road Co. Ltd.(1)	700	31,162
Nippon Sanso Holdings Corp.	5,000	90,936
Nippon Seiki Co. Ltd.	6,500	38,425
Nippon Seisen Co. Ltd.(1)	700	23,486
Nippon Sheet Glass Co. Ltd.(2)	17,100	65,199
Nippon Shinyaku Co. Ltd.	2,100	114,869
Nippon Shokubai Co. Ltd.	5,200	206,199
Nippon Signal Co. Ltd.	3,600	24,063
Nippon Soda Co. Ltd.	6,800	224,860
Nippon Steel Corp.	136,500	2,156,168

Avantis International Equity ETF
	Shares	Value
Nippon Steel Trading Corp.	2,600	$100,034
Nippon Suisan Kaisha Ltd.	72,600	297,083
Nippon Telegraph & Telephone Corp.	92,600	2,509,856
Nippon Television Holdings, Inc.	7,000	59,483
Nippon Thompson Co. Ltd.	12,000	49,283
Nippon Yakin Kogyo Co. Ltd.(1)	3,400	70,196
Nippon Yusen KK(1)	29,100	2,219,578
Nipro Corp.	42,000	341,933
Nishi-Nippon Financial Holdings, Inc.	19,200	101,867
Nishi-Nippon Railroad Co. Ltd.	12,400	256,579
Nishimatsu Construction Co. Ltd.(1)	5,600	162,619
Nishimatsuya Chain Co. Ltd.	9,700	113,615
Nishio Rent All Co. Ltd.	8,400	175,248
Nissan Chemical Corp.	14,100	710,394
Nissan Motor Co. Ltd.	185,000	727,826
Nissha Co. Ltd.	8,500	110,533
Nisshin Oillio Group Ltd.	4,200	98,296
Nisshin Seifun Group, Inc.	12,700	142,925
Nisshinbo Holdings, Inc.	35,900	277,812
Nissin Electric Co. Ltd.	6,200	66,072
Nissin Foods Holdings Co. Ltd.	2,900	207,485
Nisso Corp.	4,400	17,990
Nitori Holdings Co. Ltd.	2,900	277,244
Nitta Corp.	1,600	33,627
Nittetsu Mining Co. Ltd.	1,000	44,284
Nitto Denko Corp.	27,700	1,707,228
Nitto Kogyo Corp.(1)	5,500	101,464
Noevir Holdings Co. Ltd.	800	33,145
NOF Corp.	3,800	144,006
Nohmi Bosai Ltd.	3,100	36,688
Nojima Corp.	9,800	197,442
NOK Corp.(1)	15,700	139,537
Nomura Micro Science Co. Ltd.(1)	1,300	34,285
Noritake Co. Ltd./Nagoya Japan	1,000	30,057
Noritsu Koki Co. Ltd.	2,600	48,325
Noritz Corp.	4,200	46,577
North Pacific Bank Ltd.	40,000	66,209
NS Solutions Corp.	300	8,161
NS Tool Co. Ltd.(1)	1,800	14,461
NS United Kaiun Kaisha Ltd.	2,100	72,420
NSD Co. Ltd.	2,200	39,541
NSK Ltd.(1)	44,800	242,854
NTN Corp.(2)	64,800	122,664
NTT Data Corp.	74,900	1,054,020
Obara Group, Inc.(1)	900	21,300
Obayashi Corp.	128,300	887,398
Obic Co. Ltd.	1,800	266,218
Odakyu Electric Railway Co. Ltd.	5,400	73,770
Ogaki Kyoritsu Bank Ltd.	4,800	59,537
Ohsho Food Service Corp.	400	18,657
Oiles Corp.	1,800	19,483

Avantis International Equity ETF
	Shares	Value
Oisix ra daichi, Inc.(1)(2)	3,400	$46,254
Oji Holdings Corp.	143,100	570,951
Okamoto Industries, Inc.	900	25,152
Okamoto Machine Tool Works Ltd.	700	20,180
Okamura Corp.	8,100	77,344
Okasan Securities Group, Inc.	20,100	48,197
Oki Electric Industry Co. Ltd.	13,600	73,390
Okinawa Cellular Telephone Co.	1,800	67,378
Okinawa Electric Power Co., Inc.(1)	9,175	74,813
Okinawa Financial Group, Inc.	2,600	39,913
OKUMA Corp.	3,700	139,840
Okumura Corp.	22,100	465,491
Okura Industrial Co. Ltd.(1)	1,700	22,608
Olympus Corp.	65,900	1,403,488
Omron Corp.	2,600	136,828
Ono Pharmaceutical Co. Ltd.	18,000	429,663
Onoken Co. Ltd.	2,600	27,748
Onward Holdings Co. Ltd.	23,400	46,150
Open House Group Co. Ltd.	15,400	602,724
Oracle Corp. (Tokyo)	2,200	131,057
Organo Corp.	1,600	106,425
Orient Corp.	75,200	65,763
Oriental Land Co. Ltd.	1,300	193,814
Oriental Shiraishi Corp.	8,200	14,832
ORIX Corp., ADR	25,727	2,118,618
Osaka Gas Co. Ltd.	9,300	156,644
Osaka Organic Chemical Industry Ltd.	1,300	23,934
Osaka Soda Co. Ltd.(1)	3,200	86,854
Osaka Steel Co. Ltd.	2,100	19,191
OSAKA Titanium Technologies Co. Ltd.(2)	12,000	273,594
Osaki Electric Co. Ltd.	4,600	17,368
OSG Corp.	11,500	158,370
Otsuka Corp.	8,100	261,824
Otsuka Holdings Co. Ltd.	13,200	431,146
Outsourcing, Inc.	14,100	122,391
Oyo Corp.	2,100	27,897
Pacific Industrial Co. Ltd.	8,100	63,068
Pacific Metals Co. Ltd.	600	10,461
Pack Corp.	2,400	39,592
PALTAC Corp.	1,300	37,394
Pan Pacific International Holdings Corp.	46,000	825,958
Panasonic Holdings Corp.	198,500	1,610,705
Paramount Bed Holdings Co. Ltd.	10,300	194,069
Park24 Co. Ltd.(2)	9,600	136,789
PCA Corp.(1)	300	2,244
Penta-Ocean Construction Co. Ltd.	167,600	884,479
PeptiDream, Inc.(2)	6,600	78,699
Persol Holdings Co. Ltd.	18,200	365,350
Pharma Foods International Co. Ltd.(1)	2,200	23,610
Pigeon Corp.	1,300	19,363
Pilot Corp.	6,400	229,071

Avantis International Equity ETF
	Shares	Value
Piolax, Inc.	3,900	$56,421
Plenus Co. Ltd.(1)	3,900	53,528
Pola Orbis Holdings, Inc.	1,700	18,752
Pole To Win Holdings Inc	5,600	40,725
Premium Group Co. Ltd.	5,100	63,263
Press Kogyo Co. Ltd.	21,300	67,371
Pressance Corp.	1,900	20,545
Prestige International, Inc.	21,900	105,193
Prima Meat Packers Ltd.	7,100	110,821
Procrea Holdings, Inc.	1,400	21,760
PS Mitsubishi Construction Co. Ltd.	4,400	20,546
Qol Holdings Co. Ltd.	1,800	16,325
Raccoon Holdings, Inc.(1)	3,300	32,858
Raito Kogyo Co. Ltd.	7,600	100,927
Raiznext Corp.	3,800	32,810
Rakus Co. Ltd.	5,200	61,202
Rakuten Group, Inc.	58,100	281,974
Raysum Co. Ltd.	2,000	22,925
Recruit Holdings Co. Ltd.	51,500	1,637,216
Relia, Inc.	3,800	27,571
Relo Group, Inc.	15,700	252,370
Renesas Electronics Corp.(2)	73,700	697,832
Rengo Co. Ltd.	32,600	192,063
RENOVA, Inc.(1)(2)	1,900	41,277
Resona Holdings, Inc.	298,156	1,097,585
Resorttrust, Inc.	24,000	385,131
Restar Holdings Corp.	3,300	48,624
Retail Partners Co. Ltd.(1)	2,200	16,931
Ricoh Co. Ltd.	88,500	695,561
Ricoh Leasing Co. Ltd.	4,700	120,982
Riken Corp.	1,500	25,929
Riken Keiki Co. Ltd.	3,000	94,272
Riken Technos Corp.	5,400	20,167
Riken Vitamin Co. Ltd.	2,800	34,491
Rinnai Corp.	2,600	199,117
Riso Kagaku Corp.	1,500	26,638
Riso Kyoiku Co. Ltd.	18,700	41,934
Rohm Co. Ltd.	7,200	538,689
Rohto Pharmaceutical Co. Ltd.	22,100	665,224
Rokko Butter Co. Ltd.	300	3,115
Roland DG Corp.	2,400	56,292
Rorze Corp.	1,300	78,882
Round One Corp.	22,100	318,002
RPA Holdings, Inc.(2)	100	221
RS Technologies Co. Ltd.	1,000	48,888
Ryobi Ltd.	3,000	27,861
Ryoden Corp.	1,800	21,202
Ryohin Keikaku Co. Ltd.(1)	30,600	283,799
Ryosan Co. Ltd.	3,700	59,180
S Foods, Inc.	2,900	62,013
S-Pool, Inc.	13,100	101,035

Avantis International Equity ETF
	Shares	Value
Sakai Chemical Industry Co. Ltd.	2,500	$35,284
Sakai Moving Service Co. Ltd.(1)	900	29,700
Sakata INX Corp.	6,000	42,054
Sala Corp.	11,800	68,943
San Holdings, Inc.	800	10,284
San ju San Financial Group, Inc.	1,900	20,241
San-A Co. Ltd.	1,200	35,836
San-Ai Obbli Co. Ltd.	12,800	101,284
San-In Godo Bank Ltd.	24,400	119,967
Sangetsu Corp.	7,000	81,763
Sanken Electric Co. Ltd.	5,800	203,793
Sanki Engineering Co. Ltd.	8,600	101,583
Sankyo Co. Ltd.	12,300	360,422
Sankyu, Inc.	10,300	316,800
Sanoh Industrial Co. Ltd.	3,200	17,295
Santen Pharmaceutical Co. Ltd.	30,000	215,535
Sanwa Holdings Corp.	33,800	334,449
Sanyo Chemical Industries Ltd.(1)	1,800	61,501
Sanyo Denki Co. Ltd.	1,700	66,158
Sanyo Electric Railway Co. Ltd.	1,800	29,415
Sanyo Special Steel Co. Ltd.	3,900	58,621
Sanyo Trading Co. Ltd.	2,200	16,101
Sapporo Holdings Ltd.	14,400	315,625
Sato Holdings Corp.	3,800	52,199
Sawai Group Holdings Co. Ltd.	7,900	233,467
SB Technology Corp.	1,000	17,800
SBI Holdings, Inc.	62,900	1,235,995
SBS Holdings, Inc.	15,700	325,009
SCREEN Holdings Co. Ltd.	8,400	557,953
Scroll Corp.(1)	5,700	32,116
SCSK Corp.	20,400	332,179
Secom Co. Ltd.	12,000	764,511
Sega Sammy Holdings, Inc.	13,800	204,858
Seibu Holdings, Inc.	9,400	95,229
Seikagaku Corp.	4,800	30,432
Seikitokyu Kogyo Co. Ltd.	3,600	19,624
Seiko Epson Corp.	46,100	724,407
Seiko Holdings Corp.	9,900	203,999
Seino Holdings Co. Ltd.	23,300	185,022
Seiren Co. Ltd.(1)	3,000	45,561
Sekisui Chemical Co. Ltd.	73,100	996,595
Sekisui House Ltd.	23,500	399,609
Sekisui Jushi Corp.	1,400	17,311
Senko Group Holdings Co. Ltd.	20,900	142,790
Senshu Electric Co. Ltd.	1,100	44,103
Senshu Ikeda Holdings, Inc.	40,600	64,476
Septeni Holdings Co. Ltd.(1)	19,800	70,562
Seria Co. Ltd.	10,400	202,846
Seven & i Holdings Co. Ltd.(1)	58,800	2,335,859
Seven Bank Ltd.	104,500	198,505
SG Holdings Co. Ltd.	25,100	416,327

Avantis International Equity ETF
	Shares	Value
Sharp Corp.(1)	19,200	$137,444
Shibaura Mechatronics Corp.	900	74,228
SHIFT, Inc.(2)	300	42,988
Shiga Bank Ltd.(1)	8,500	156,816
Shikoku Bank Ltd.	3,300	20,336
Shikoku Chemicals Corp.	3,300	29,454
Shikoku Electric Power Co., Inc.	5,400	31,496
Shima Seiki Manufacturing Ltd.	1,600	25,382
Shimadzu Corp.	13,300	388,441
Shimamura Co. Ltd.	2,000	181,280
Shimano, Inc.	2,400	424,583
Shimizu Corp.	59,800	327,911
Shin Nippon Air Technologies Co. Ltd.	300	4,011
Shin Nippon Biomedical Laboratories Ltd.(1)	5,500	93,786
Shin-Etsu Chemical Co. Ltd.	26,100	3,031,064
Shin-Etsu Polymer Co. Ltd.	7,300	69,845
Shinagawa Refractories Co. Ltd.	1,200	32,733
Shindengen Electric Manufacturing Co. Ltd.	1,500	39,279
Shinko Electric Industries Co. Ltd.	10,600	295,058
Shinmaywa Industries Ltd.	11,000	83,832
Shinoken Group Co. Ltd.(1)	3,400	38,931
Shinsei Bank Ltd.(1)	10,900	153,496
Shinsho Corp.	700	20,947
Shionogi & Co. Ltd.	10,100	493,131
Ship Healthcare Holdings, Inc.	11,400	213,127
Shiseido Co. Ltd.	17,332	654,696
Shizuoka Bank Ltd.	35,000	202,540
SHO-BOND Holdings Co. Ltd.	2,300	99,272
Shoei Co. Ltd.	3,800	150,576
Showa Denko KK	19,700	302,859
Showa Sangyo Co. Ltd.	2,000	37,175
SIGMAXYZ Holdings, Inc.	6,200	54,634
Siix Corp.	5,300	42,177
Sinanen Holdings Co. Ltd.	1,300	35,765
Sinfonia Technology Co. Ltd.	2,800	30,343
Sinko Industries Ltd.	1,300	15,045
SKY Perfect JSAT Holdings, Inc.	45,500	180,827
Skylark Holdings Co. Ltd.(1)(2)	4,100	45,103
SMC Corp.	495	234,842
SMS Co. Ltd.	4,400	100,181
Snow Peak, Inc.(1)	4,600	71,732
Sodick Co. Ltd.	6,700	38,795
Softbank Corp.	155,200	1,701,493
SoftBank Group Corp.	62,000	2,455,915
Softcreate Holdings Corp.	2,000	54,758
Sohgo Security Services Co. Ltd.	6,800	176,176
Sojitz Corp.(1)	101,880	1,714,226
Soken Chemical & Engineering Co. Ltd.	1,100	15,303
Solasto Corp.	4,800	30,752
Soliton Systems KK	200	1,724
Sompo Holdings, Inc.	43,700	1,873,691

Avantis International Equity ETF
	Shares	Value
Sony Group Corp., ADR	79,460	$6,305,151
Sosei Group Corp.(2)	6,600	81,896
Sparx Group Co. Ltd.	17,200	37,025
Square Enix Holdings Co. Ltd.	5,500	238,816
SRA Holdings	700	14,884
Stanley Electric Co. Ltd.	6,900	127,368
Star Micronics Co. Ltd.	10,500	138,073
Starts Corp., Inc.	7,400	142,159
Starzen Co. Ltd.	1,600	24,318
Stella Chemifa Corp.	1,100	22,310
Studio Alice Co. Ltd.(1)	2,000	31,962
Subaru Corp.	31,000	563,499
Sugi Holdings Co. Ltd.(1)	2,100	89,111
SUMCO Corp.	53,800	730,220
Sumitomo Bakelite Co. Ltd.	4,900	154,458
Sumitomo Chemical Co. Ltd.	331,600	1,305,285
Sumitomo Corp.	152,800	2,149,223
Sumitomo Dainippon Pharma Co. Ltd.	15,200	113,224
Sumitomo Densetsu Co. Ltd.	2,700	50,988
Sumitomo Electric Industries Ltd.	66,200	758,294
Sumitomo Forestry Co. Ltd.	15,800	267,138
Sumitomo Heavy Industries Ltd.	18,900	396,730
Sumitomo Metal Mining Co. Ltd.	21,600	679,679
Sumitomo Mitsui Construction Co. Ltd.	31,400	104,607
Sumitomo Mitsui Financial Group, Inc., ADR(1)	441,462	2,670,845
Sumitomo Mitsui Trust Holdings, Inc.	31,200	970,419
Sumitomo Osaka Cement Co. Ltd.(1)	20,200	511,671
Sumitomo Realty & Development Co. Ltd.	33,400	816,827
Sumitomo Riko Co. Ltd.	7,400	30,909
Sumitomo Rubber Industries Ltd.	24,400	209,378
Sumitomo Seika Chemicals Co. Ltd.	2,100	47,012
Sumitomo Warehouse Co. Ltd.	11,200	175,753
Sun Frontier Fudousan Co. Ltd.	9,400	81,096
Sun-Wa Technos Corp.	2,500	25,331
Sundrug Co. Ltd.	15,900	389,020
Suntory Beverage & Food Ltd.	10,400	379,877
Suruga Bank Ltd.	40,900	110,233
Suzuken Co. Ltd.	11,100	266,015
Suzuki Motor Corp.	22,300	779,410
SWCC Showa Holdings Co. Ltd.	4,900	64,194
Sysmex Corp.	5,600	342,311
Systena Corp.	26,100	79,967
Syuppin Co. Ltd.	4,200	37,369
T Hasegawa Co. Ltd.	2,500	53,966
T RAD Co. Ltd.	1,400	28,031
T&D Holdings, Inc.	89,000	971,988
T-Gaia Corp.	4,500	53,504
Tachi-S Co. Ltd.	5,000	43,925
Tadano Ltd.	17,200	117,508
Taihei Dengyo Kaisha Ltd.	1,900	48,525
Taiheiyo Cement Corp.	25,300	378,777

Avantis International Equity ETF
	Shares	Value
Taikisha Ltd.	1,600	$36,710
Taisei Corp.	29,600	897,458
Taisei Lamick Co. Ltd.	200	4,072
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	48,337
Taiyo Holdings Co. Ltd.(1)	6,400	125,466
Taiyo Yuden Co. Ltd.	31,100	961,170
Takamatsu Construction Group Co. Ltd.	1,800	24,741
Takaoka Toko Co. Ltd.	1,100	15,205
Takara & Co. Ltd.	2,300	34,411
Takara Bio, Inc.	5,800	81,236
Takara Holdings, Inc.	1,700	12,899
Takara Leben Co. Ltd.	16,000	43,522
Takara Standard Co. Ltd.	3,700	35,158
Takasago International Corp.	2,500	49,766
Takasago Thermal Engineering Co. Ltd.	9,600	113,426
Takashimaya Co. Ltd.(1)	20,000	221,247
Take & Give Needs Co. Ltd.(2)	2,800	31,862
Takeda Pharmaceutical Co. Ltd., ADR(1)	103,845	1,427,869
Takuma Co. Ltd.	6,600	66,310
Tama Home Co. Ltd.	3,400	57,323
Tamron Co. Ltd.	2,400	52,437
Tanseisha Co. Ltd.	1,100	6,275
Tayca Corp.	200	1,891
TBS Holdings, Inc.	3,700	42,853
TDC Soft, Inc.	200	1,703
TDK Corp.	39,200	1,370,519
TechMatrix Corp.	8,500	104,730
TECHNO ASSOCIE Co. Ltd.	200	1,690
TechnoPro Holdings, Inc.	11,100	249,681
Teijin Ltd.	74,100	783,421
Teikoku Electric Manufacturing Co. Ltd.	900	12,566
Teikoku Sen-I Co. Ltd.	300	3,523
Tenma Corp.	1,800	29,025
Terumo Corp.	8,100	260,023
THK Co. Ltd.	5,800	117,731
TIS, Inc.	47,800	1,361,187
TKC Corp.	1,900	47,487
Toa Corp. (Tokyo)	2,500	43,867
Toa Oil Co. Ltd.	100	1,636
TOA ROAD Corp.	300	12,696
Toagosei Co. Ltd.	15,500	120,766
Tobu Railway Co. Ltd.	26,000	614,279
TOC Co. Ltd.	3,500	18,532
Tocalo Co. Ltd.	11,900	109,660
Tochigi Bank Ltd.(1)	18,200	37,666
Toda Corp.(1)	27,900	137,633
Toei Animation Co. Ltd.	200	18,245
Toho Bank Ltd.	24,600	36,039
Toho Co. Ltd.	2,400	91,149
Toho Gas Co. Ltd.	700	15,661
Toho Holdings Co. Ltd.	13,700	181,454

Avantis International Equity ETF
	Shares	Value
Toho Titanium Co. Ltd.(1)	6,700	$106,132
Toho Zinc Co. Ltd.	2,000	34,898
Tohoku Electric Power Co., Inc.	41,900	208,371
Tokai Carbon Co. Ltd.	20,300	148,185
Tokai Corp/Gifu	1,400	18,528
TOKAI Holdings Corp.	21,500	137,409
Tokai Rika Co. Ltd.	10,300	110,572
Tokai Tokyo Financial Holdings, Inc.	29,500	79,928
Token Corp.	1,000	63,694
Tokio Marine Holdings, Inc.	63,700	3,530,213
Tokushu Tokai Paper Co. Ltd.	900	20,489
Tokuyama Corp.	17,500	230,494
Tokyo Century Corp.(1)	4,400	157,146
Tokyo Electric Power Co. Holdings, Inc.(2)	222,400	868,576
Tokyo Electron Device Ltd.	1,700	71,803
Tokyo Electron Ltd.	6,700	2,101,367
Tokyo Gas Co. Ltd.	22,500	422,127
Tokyo Kiraboshi Financial Group, Inc.	6,000	96,761
Tokyo Ohka Kogyo Co. Ltd.	2,100	102,968
Tokyo Rope Manufacturing Co. Ltd.(1)	2,600	18,795
Tokyo Seimitsu Co. Ltd.	9,700	323,119
Tokyo Steel Manufacturing Co. Ltd.	23,400	247,927
Tokyo Tatemono Co. Ltd.	38,400	575,607
Tokyotokeiba Co. Ltd.	3,100	93,758
Tokyu Construction Co. Ltd.	18,400	86,550
Tokyu Corp.	15,900	189,015
Tokyu Fudosan Holdings Corp.	83,300	447,636
TOMONY Holdings, Inc.	24,600	55,752
Tomy Co. Ltd.	32,800	310,938
Topcon Corp.	24,800	334,533
Toppan, Inc.	29,100	457,005
Topre Corp.	8,300	73,936
Topy Industries Ltd.	2,100	21,287
Toray Industries, Inc.	308,400	1,759,865
Torex Semiconductor Ltd.	1,100	23,019
Toridoll Holdings Corp.	7,700	164,217
Torii Pharmaceutical Co. Ltd.	1,300	27,943
Torishima Pump Manufacturing Co. Ltd.	2,100	22,125
Tosei Corp.	6,900	68,925
Toshiba Corp.	10,800	399,967
Toshiba TEC Corp.	4,100	122,017
Tosho Co. Ltd.	3,700	30,576
Tosoh Corp.	49,600	641,320
Totetsu Kogyo Co. Ltd.	2,100	35,011
TOTO Ltd.	4,200	144,769
Towa Corp.	6,100	81,452
Towa Pharmaceutical Co. Ltd.	5,300	84,052
Toyo Construction Co. Ltd.	15,800	97,475
Toyo Corp.	1,900	18,072
Toyo Engineering Corp.(2)	7,700	38,140
Toyo Gosei Co. Ltd.	800	47,060

Avantis International Equity ETF
	Shares	Value
Toyo Ink SC Holdings Co. Ltd.	6,800	$93,250
Toyo Kanetsu KK	2,800	52,536
Toyo Seikan Group Holdings Ltd.	56,000	662,698
Toyo Suisan Kaisha Ltd.	3,100	127,160
Toyo Tanso Co. Ltd.	3,100	75,119
Toyo Tire Corp.	24,100	292,086
Toyobo Co. Ltd.	20,100	152,296
Toyoda Gosei Co. Ltd.	10,600	184,414
Toyota Boshoku Corp.	7,700	111,824
Toyota Industries Corp.	7,200	402,428
Toyota Motor Corp., ADR(1)	55,637	8,310,499
Toyota Tsusho Corp.	23,800	833,193
TPR Co. Ltd.	4,300	39,374
Trancom Co. Ltd.	1,100	60,133
Transcosmos, Inc.	5,200	143,434
TRE Holdings Corp.	7,496	91,806
Trend Micro, Inc.	9,500	584,896
Trusco Nakayama Corp.	8,500	118,872
TS Tech Co. Ltd.	7,400	82,782
TSI Holdings Co. Ltd.	8,500	23,666
Tsubakimoto Chain Co.	6,600	152,510
Tsugami Corp.	7,400	66,215
Tsukuba Bank Ltd.	15,100	21,208
Tsumura & Co.	4,100	93,855
Tsuruha Holdings, Inc.	2,000	111,013
Tsuzuki Denki Co. Ltd.	100	974
TV Asahi Holdings Corp.	4,100	42,724
UACJ Corp.	7,900	136,400
Ube Industries Ltd.(1)	26,100	384,568
Uchida Yoko Co. Ltd.	1,600	57,313
Ulvac, Inc.	9,000	348,985
Unicharm Corp.	9,500	330,141
Union Tool Co.	800	20,427
Unipres Corp.	8,500	58,562
United Arrows Ltd.	5,300	69,579
United Super Markets Holdings, Inc.(1)	6,600	50,096
UNITED, Inc.(1)	1,200	13,051
Unitika Ltd.(2)	8,800	16,367
Universal Entertainment Corp.(2)	3,800	43,444
Ushio, Inc.	6,100	74,055
USS Co. Ltd.	40,500	714,698
UT Group Co. Ltd.	2,700	53,778
UUUM Co. Ltd.(1)(2)	3,000	23,374
V Technology Co. Ltd.	1,700	36,586
Valor Holdings Co. Ltd.	8,200	104,534
Valqua Ltd.	6,100	118,514
Value HR Co. Ltd.	500	5,417
ValueCommerce Co. Ltd.	2,400	43,831
Vector, Inc.	8,100	67,677
Vertex Corp.(1)	4,200	40,538
Vital KSK Holdings, Inc.	3,300	15,867

Avantis International Equity ETF
	Shares	Value
VT Holdings Co. Ltd.	18,200	$63,020
Wacoal Holdings Corp.	5,800	92,692
Wacom Co. Ltd.	39,500	237,040
Wakachiku Construction Co. Ltd.	2,200	39,199
Wakita & Co. Ltd.	3,600	28,955
Warabeya Nichiyo Holdings Co. Ltd.	3,900	63,483
WDB Holdings Co. Ltd.(1)	1,400	25,863
Weathernews, Inc.	300	17,250
Welcia Holdings Co. Ltd.(1)	4,800	100,528
West Holdings Corp.	1,300	41,084
West Japan Railway Co.	7,300	284,104
Will Group, Inc.	200	1,927
World Co. Ltd.(1)	2,800	27,215
Xebio Holdings Co. Ltd.	4,500	31,199
YA-MAN Ltd.(1)	2,000	23,126
Yakult Honsha Co. Ltd.	12,600	745,236
YAKUODO Holdings Co. Ltd.	1,000	17,181
YAMABIKO Corp.	5,600	45,716
Yamada Holdings Co. Ltd.	137,200	474,855
Yamae Group Holdings Co. Ltd.	1,300	15,862
Yamagata Bank Ltd.	2,500	16,693
Yamaguchi Financial Group, Inc.(1)	32,700	179,415
Yamaha Corp.	3,900	152,135
Yamaha Motor Co. Ltd.	63,900	1,324,282
Yamaichi Electronics Co. Ltd.	5,800	85,845
Yamato Holdings Co. Ltd.	25,200	392,844
Yamato Kogyo Co. Ltd.	3,900	138,063
Yamazaki Baking Co. Ltd.	15,500	182,547
Yamazen Corp.	12,200	81,696
Yaoko Co. Ltd.	3,100	143,841
Yaskawa Electric Corp.(1)	14,100	459,137
Yellow Hat Ltd.	6,000	77,465
Yodogawa Steel Works Ltd.	2,600	46,758
Yokogawa Bridge Holdings Corp.	6,400	89,489
Yokogawa Electric Corp.	11,700	204,204
Yokohama Rubber Co. Ltd.	20,500	335,271
Yokorei Co. Ltd.	11,800	78,251
Yondoshi Holdings, Inc.(1)	2,200	28,184
Yonex Co. Ltd.	15,400	174,120
Yotai Refractories Co. Ltd.	1,900	19,042
Yuasa Trading Co. Ltd.	5,900	148,644
Yukiguni Maitake Co. Ltd.	3,000	22,374
Z Holdings Corp.	61,700	181,390
Zenkoku Hosho Co. Ltd.	8,200	270,960
Zenrin Co. Ltd.	7,500	51,305
Zensho Holdings Co. Ltd.	13,667	358,310
Zeon Corp.	26,400	253,289
ZERIA Pharmaceutical Co. Ltd.	2,800	41,822
ZIGExN Co. Ltd.	7,900	19,132
ZOZO, Inc.	8,400	185,667
		317,460,348

Avantis International Equity ETF
	Shares	Value
Netherlands — 3.4%
Aalberts NV(1)	25,555	$937,102
ABN AMRO Bank NV, CVA	75,072	721,208
Adyen NV(2)	1,815	2,800,807
Aegon NV, NY Shares(1)	554,137	2,488,075
AerCap Holdings NV(2)	38,793	1,708,832
Akzo Nobel NV	23,391	1,473,665
AMG Advanced Metallurgical Group NV	7,080	180,768
Arcadis NV	10,266	327,273
ASM International NV	5,198	1,413,280
ASML Holding NV, NY Shares	20,936	10,257,384
ASR Nederland NV	47,252	1,928,554
BE Semiconductor Industries NV	17,639	837,918
Beter Bed Holding NV(1)	3,753	13,548
Boskalis Westminster	14,656	486,124
Brunel International NV	4,395	41,150
Coca-Cola Europacific Partners PLC	23,816	1,171,033
Constellium SE(2)	12,014	160,026
Corbion NV	3,487	99,011
Flow Traders	10,254	205,190
ForFarmers NV(1)	6,503	18,327
Fugro NV(2)	33,653	428,659
Heijmans NV, CVA	5,110	53,049
Heineken Holding NV	1,152	81,721
Heineken NV	14,759	1,326,525
IMCD NV	2,751	379,516
ING Groep NV, ADR(1)	387,652	3,403,585
InPost SA(2)	11,074	56,973
Just Eat Takeaway.com NV(2)	9,390	156,207
Kendrion NV	1,780	27,632
Koninklijke Ahold Delhaize NV	154,249	4,242,898
Koninklijke BAM Groep NV(2)	91,934	245,051
Koninklijke DSM NV	10,565	1,347,204
Koninklijke KPN NV	957,946	3,048,276
Koninklijke Philips NV, NY Shares	27,968	463,709
Koninklijke Vopak NV	22,955	505,274
NN Group NV	52,871	2,172,890
OCI NV	31,851	1,195,777
Ordina NV	8,994	35,489
Pharming Group NV(1)(2)	184,523	221,875
PostNL NV(1)	166,586	354,972
Prosus NV(2)	22,002	1,359,931
Randstad NV	7,044	328,044
SBM Offshore NV	14,903	208,118
SIF Holding NV	604	6,170
Signify NV	8,321	236,532
Sligro Food Group NV(2)	7,515	124,484
TKH Group NV	8,914	310,988
TomTom NV(2)	4,565	36,747
Universal Music Group NV	26,768	531,558
Van Lanschot Kempen NV	4,210	88,699

Avantis International Equity ETF
	Shares	Value
Wolters Kluwer NV	11,248	$1,099,974
		51,347,802
New Zealand — 0.3%
a2 Milk Co. Ltd.(1)(2)	57,922	220,332
Air New Zealand Ltd.(2)	324,471	134,081
Arvida Group Ltd.	63,083	58,171
Auckland International Airport Ltd.(2)	71,171	328,224
Channel Infrastructure NZ Ltd.(2)	2,544	2,101
Chorus Ltd.	97,619	478,078
Contact Energy Ltd.	74,668	358,761
Fisher & Paykel Healthcare Corp. Ltd.	17,791	212,988
Fletcher Building Ltd.	75,150	256,544
Genesis Energy Ltd.	53,599	96,865
Hallenstein Glasson Holdings Ltd.	3,630	11,803
Heartland Group Holdings Ltd.(1)	48,998	54,101
Infratil Ltd.	46,257	255,458
KMD Brands Ltd.	94,852	62,453
Mercury NZ Ltd.	40,890	144,709
Meridian Energy Ltd.	37,261	113,676
NZX Ltd.	4,193	3,324
Oceania Healthcare Ltd.	83,326	50,351
Pushpay Holdings Ltd.(2)	55,414	43,147
Restaurant Brands New Zealand Ltd.(1)	933	4,632
Ryman Healthcare Ltd.	13,809	77,275
Skellerup Holdings Ltd.	11,000	37,224
SKYCITY Entertainment Group Ltd.	75,887	132,013
Spark New Zealand Ltd.	380,537	1,258,784
Summerset Group Holdings Ltd.	22,373	150,800
Tourism Holdings Ltd.(2)	3,514	5,837
TOWER Ltd.	29,792	11,192
Vista Group International Ltd.(2)	6	7
		4,562,931
Norway — 1.0%
ABG Sundal Collier Holding ASA	59,246	34,758
Adevinta ASA(2)	6,703	54,232
Aker BP ASA	15,510	543,328
Aker Horizons ASA(1)(2)	143	256
Aker Solutions ASA	26,621	104,402
American Shipping Co. ASA(2)	2,356	9,525
ArcticZymes Technologies ASA(2)	2,740	20,325
Atea ASA(2)	1,331	14,656
Austevoll Seafood ASA	4,629	49,618
Axactor SE(1)(2)	598	386
B2Holding ASA	18,817	16,989
Bakkafrost P/F	1,289	75,427
Belships ASA	16,794	25,145
Bonheur ASA	2,543	95,194
Borr Drilling Ltd.(1)(2)	27,304	106,389
Borregaard ASA	9,187	140,117
BW Energy Ltd.(2)	15,935	39,737
BW LPG Ltd.	27,500	178,758

Avantis International Equity ETF
	Shares	Value
BW Offshore Ltd.	23,808	$64,509
Crayon Group Holding ASA(2)	1,419	15,357
DNB Bank ASA	58,231	1,107,204
DNO ASA	141,033	200,382
Entra ASA	8,571	111,451
Equinor ASA, ADR	80,853	3,136,288
Europris ASA	16,840	101,028
FLEX LNG Ltd.	8,993	297,226
Frontline Ltd.(1)(2)	13,650	161,889
Gjensidige Forsikring ASA	5,511	111,832
Golden Ocean Group Ltd.	39,604	373,269
Grieg Seafood ASA	4,635	56,079
Hafnia Ltd.	34,419	153,687
Hexagon Composites ASA(1)(2)	22	62
Hexagon Purus ASA(1)(2)	4	10
Hunter Group ASA(2)	48,000	10,133
Kid ASA	3,728	33,525
Kitron ASA	6,243	12,503
Kongsberg Automotive ASA(1)(2)	138,092	35,166
Kongsberg Gruppen ASA	11,378	388,907
Leroy Seafood Group ASA	10,584	70,719
Magseis Fairfield ASA(2)	54,333	46,587
Mowi ASA(1)	22,549	462,294
MPC Container Ships ASA	39,352	81,130
Multiconsult ASA	1,108	15,200
Nordic Semiconductor ASA(2)	7,952	121,571
Norsk Hydro ASA	153,598	1,055,387
Norske Skog ASA(2)	11,693	81,286
Norwegian Energy Co. ASA(2)	6,842	245,543
Odfjell Drilling Ltd.(2)	26,851	72,934
Odfjell Technology Ltd.(2)	2,866	7,180
Orkla ASA	20,154	168,768
Otello Corp ASA	1,983	1,653
Panoro Energy ASA(2)	14,083	41,781
Pareto Bank ASA	2,473	11,995
Petronor E&P ASA(2)	8,972	777
PGS ASA(1)(2)	179,549	146,136
Protector Forsikring ASA	11,708	140,160
Rana Gruber ASA	8,236	35,792
Salmar ASA	1,424	94,165
Schibsted ASA, B Shares	4,746	81,399
Schibsted ASA, Class A	3,105	56,824
SpareBank 1 Nord Norge	17,847	160,864
Sparebank 1 Oestlandet	4,121	46,959
SpareBank 1 SMN	19,539	237,898
SpareBank 1 Sorost-Norge	2,242	12,244
SpareBank 1 SR-Bank ASA	8,851	101,244
Sparebanken Vest	6,101	54,283
Stolt-Nielsen Ltd.	2,348	50,176
Storebrand ASA	148,060	1,185,082
Subsea 7 SA	29,339	263,373

Avantis International Equity ETF
	Shares	Value
Telenor ASA	37,667	$412,190
TGS ASA	18,667	284,075
TOMRA Systems ASA	9,286	211,597
Veidekke ASA	13,219	135,002
Wallenius Wilhelmsen ASA	21,001	118,234
Yara International ASA	13,941	589,669
		14,781,920
Portugal — 0.2%
Altri SGPS SA	22,911	129,274
Banco Comercial Portugues SA, R Shares	1,163,873	169,330
Corticeira Amorim SGPS SA	3,340	33,730
CTT-Correios de Portugal SA	6,666	21,713
EDP - Energias de Portugal SA	176,999	845,276
EDP Renovaveis SA	7,020	170,250
Galp Energia SGPS SA	97,423	1,052,069
Greenvolt-Energias Renovaveis SA(2)	1,590	15,360
Jeronimo Martins SGPS SA	14,203	314,905
Navigator Co. SA	4,889	19,399
NOS SGPS SA	16,900	62,294
REN - Redes Energeticas Nacionais SGPS SA	128,562	340,816
Sonae SGPS SA	124,809	125,451
		3,299,867
Singapore — 1.5%
Ascendas India Trust	198,400	161,410
Avarga Ltd.(2)	100,800	15,876
Boustead Singapore Ltd.	1,000	647
Bumitama Agri Ltd.	141,800	63,350
Capitaland Investment Ltd.	225,200	592,901
Centurion Corp. Ltd.	1,800	490
China Sunsine Chemical Holdings Ltd.	56,900	19,561
Chip Eng Seng Corp. Ltd.	30,100	14,310
City Developments Ltd.	91,200	529,526
ComfortDelGro Corp. Ltd.	325,900	328,456
DBS Group Holdings Ltd.	126,385	2,942,683
Delfi Ltd.	14,200	7,768
Far East Orchard Ltd.	10,200	7,878
First Resources Ltd.	189,800	204,586
Frencken Group Ltd.(1)	59,900	49,047
Geo Energy Resources Ltd.(1)	254,900	70,003
Golden Agri-Resources Ltd.	3,289,200	659,382
Grab Holdings Ltd., Class A(2)	29,392	83,767
GuocoLand Ltd.(1)	16,800	20,166
Haw Par Corp. Ltd.	2,900	22,679
Hong Fok Corp. Ltd.(1)	75,300	57,003
Hong Leong Asia Ltd.	13,900	7,454
Hour Glass Ltd.	52,500	87,037
Hutchison Port Holdings Trust, U Shares	1,497,200	321,265
iFAST Corp. Ltd.(1)	12,900	41,237
Indofood Agri Resources Ltd.	80,500	18,130
ISDN Holdings Ltd.	85,200	28,858
Japfa Ltd.	93,000	39,899

Avantis International Equity ETF
	Shares	Value
Jardine Cycle & Carriage Ltd.	3,900	$91,557
Jiutian Chemical Group Ltd.	505,900	33,549
Keppel Corp. Ltd.	262,600	1,363,818
Keppel Infrastructure Trust(1)	445,300	181,342
Mandarin Oriental International Ltd.(2)	14,400	29,522
Maxeon Solar Technologies Ltd.(1)(2)	3,598	71,420
Mewah International, Inc.	26,100	6,415
Micro-Mechanics Holdings Ltd.	5,300	11,903
Netlink Nbn Management Pte. Ltd.	174,600	116,715
Olam Group Ltd.	123,300	129,498
OUE Ltd.(1)	21,900	21,462
Oversea-Chinese Banking Corp. Ltd.	346,631	2,987,662
Oxley Holdings Ltd.	19,100	2,184
QAF Ltd.	19,700	12,053
Raffles Medical Group Ltd.	220,100	219,004
Rex International Holding Ltd.(1)(2)	148,100	29,142
Riverstone Holdings Ltd.(1)	188,700	97,281
Samudera Shipping Line Ltd.	80,000	57,035
SATS Ltd.(1)(2)	35,600	102,808
Sea Ltd., ADR(2)	7,999	495,938
Sembcorp Industries Ltd.	157,100	380,614
Sheng Siong Group Ltd.	186,800	216,515
Sing Investments & Finance Ltd.	1,000	1,066
Singapore Airlines Ltd.(1)(2)	282,650	1,073,180
Singapore Exchange Ltd.	139,400	945,970
Singapore Post Ltd.	439,900	182,349
Singapore Technologies Engineering Ltd.	175,600	467,930
Singapore Telecommunications Ltd.	848,800	1,593,501
Stamford Land Corp. Ltd.	52,700	14,514
StarHub Ltd.	79,000	69,453
Straits Trading Co. Ltd.	14,200	33,095
Tuan Sing Holdings Ltd.	136,993	36,186
United Overseas Bank Ltd.	112,700	2,197,589
UOL Group Ltd.	165,200	817,375
Venture Corp. Ltd.	42,200	551,336
Wilmar International Ltd.	120,500	347,811
Wing Tai Holdings Ltd.	15,500	18,499
Yangzijiang Financial Holding Ltd.(2)	397,300	106,287
Yangzijiang Shipbuilding Holdings Ltd.	795,000	550,964
Yanlord Land Group Ltd.	232,400	171,036
Yoma Strategic Holdings Ltd.(1)(2)	578,700	53,710
		22,284,657
Spain — 2.0%
Acciona SA	5,031	985,403
Acerinox SA	76,045	688,042
ACS Actividades de Construccion y Servicios SA(1)	19,996	445,502
Aena SME SA(2)	5,980	734,474
Almirall SA	14,176	127,883
Amadeus IT Group SA(2)	26,840	1,416,867
Amper SA(2)	83,093	14,738
Applus Services SA	13,771	92,127

Avantis International Equity ETF
	Shares	Value
Atresmedia Corp. de Medios de Comunicacion SA	15,793	$43,251
Banco Bilbao Vizcaya Argentaria SA, ADR	435,571	1,933,935
Banco de Sabadell SA	1,387,322	954,108
Banco Santander SA, ADR	1,141,572	2,751,189
Bankinter SA	72,313	370,589
CaixaBank SA	419,158	1,265,648
Cellnex Telecom SA	20,987	817,291
Cia de Distribucion Integral Logista Holdings SA	6,004	116,695
CIE Automotive SA	5,093	124,896
Construcciones y Auxiliar de Ferrocarriles SA	4,085	118,205
Ebro Foods SA	6,389	100,979
Enagas SA	42,321	772,786
Ence Energia y Celulosa SA	19,662	69,598
Endesa SA	33,890	581,282
Ercros SA	15,264	46,882
Faes Farma SA	31,342	124,481
Ferrovial SA (Madrid)	10,167	254,936
Fluidra SA	7,732	123,671
Fomento de Construcciones y Contratas SA	8,611	77,317
Gestamp Automocion SA	41,472	151,843
Global Dominion Access SA	11,687	45,247
Grifols SA(1)(2)	10,449	126,313
Grupo Catalana Occidente SA	3,270	96,153
Iberdrola SA	422,964	4,403,773
Indra Sistemas SA	5,048	39,689
Industria de Diseno Textil SA	55,571	1,199,857
Laboratorios Farmaceuticos Rovi SA	2,940	144,325
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	38,597	41,707
Mapfre SA	155,169	257,416
Melia Hotels International SA(2)	22,151	134,337
Metrovacesa SA	5,539	38,051
Miquel y Costas & Miquel SA	638	8,241
Naturgy Energy Group SA(1)	10,976	302,659
Neinor Homes SA(1)	11,637	119,378
Obrascon Huarte Lain SA(1)(2)	79,625	45,582
Prosegur Cash SA(1)	27,680	18,937
Prosegur Cia de Seguridad SA	35,269	64,944
Red Electrica Corp. SA	49,363	902,493
Repsol SA	290,289	3,770,297
Sacyr SA	135,193	302,412
Siemens Gamesa Renewable Energy SA(2)	14,118	254,377
Solaria Energia y Medio Ambiente SA(2)	9,769	207,430
Talgo SA (Madrid)(1)	920	2,444
Telefonica SA, ADR(1)	493,580	2,013,806
Tubacex SA(2)	7,139	15,895
Unicaja Banco SA	241,769	217,704
Viscofan SA	8,155	458,836
		30,536,921
Sweden — 3.3%
AAK AB	18,328	280,744
AcadeMedia AB	13,381	58,631

Avantis International Equity ETF
	Shares	Value
AddLife AB, B Shares	6,029	$78,029
AddTech AB, B Shares	33,034	463,421
Africa Oil Corp.(1)	39,500	77,295
AFRY AB	900	11,864
Alfa Laval AB	23,107	616,204
Alimak Group AB	2,814	20,700
Alleima AB(2)	8,488	34,080
Alligo AB, Class B	945	8,626
Ambea AB	3,055	12,387
AQ Group AB	798	17,737
Arjo AB, B Shares	30,587	137,373
Assa Abloy AB, Class B	39,945	809,045
Atlas Copco AB, A Shares	156,374	1,587,356
Atlas Copco AB, B Shares	117,408	1,069,092
Atrium Ljungberg AB, B Shares	5,093	73,819
Avanza Bank Holding AB(1)	64,188	1,028,870
Axfood AB	25,364	764,537
Beijer Alma AB	1,369	20,853
Beijer Ref AB	21,339	276,256
Better Collective A/S(2)	7,120	97,563
Bilia AB, A Shares	28,770	357,927
BillerudKorsnas AB	41,767	543,079
BioGaia AB, B Shares	12,584	101,560
Biotage AB	11,375	191,354
Bjorn Borg AB(2)	934	2,388
Boliden AB	45,944	1,471,226
Bonava AB, B Shares	13,106	46,911
Boozt AB(1)(2)	8,909	52,229
Bravida Holding AB	3,576	32,361
Bufab AB	973	22,566
Bure Equity AB	11,805	233,174
Byggmax Group AB	17,111	70,303
Castellum AB(1)	52,962	743,292
Catena AB	3,571	146,786
Catena Media PLC(2)	24,219	72,782
Cellavision AB	694	21,770
Cibus Nordic Real Estate AB	7,338	116,855
Clas Ohlson AB, B Shares	18,520	167,055
Cloetta AB, B Shares	80,256	140,303
Collector Bank AB(2)	13,975	44,573
Coor Service Management Holding AB	8,924	69,098
Corem Property Group AB, B Shares	77,997	90,960
Dios Fastigheter AB	13,771	101,932
Duni AB(1)(2)	2,761	22,510
Elanders AB, B Shares	2,304	32,635
Electrolux AB, B Shares	40,800	515,918
Electrolux Professional AB, B Shares	39,549	196,474
Elekta AB, B Shares	39,889	228,660
Embracer Group AB(1)(2)	13,464	83,537
Eolus Vind AB, B Shares	3,678	47,557
Epiroc AB, A Shares	67,610	1,034,488

Avantis International Equity ETF
	Shares	Value
Epiroc AB, B Shares	29,680	$404,059
EQT AB	7,225	161,824
Essity AB, B Shares	54,791	1,215,443
Evolution AB	4,085	326,813
Fabege AB	35,896	317,268
Fagerhult AB	716	3,066
Fastighets AB Balder, B Shares(2)	45,738	252,575
Fingerprint Cards AB, B Shares(1)(2)	1,440	958
Fortnox AB	51,665	228,630
G5 Entertainment AB(1)	1,269	20,937
GARO AB	7,008	76,178
Getinge AB, B Shares	37,441	693,465
Granges AB	13,052	101,175
H & M Hennes & Mauritz AB, B Shares(1)	76,064	789,950
Hemnet Group AB	5,791	76,814
Hexagon AB, B Shares	75,575	772,304
Hexpol AB	23,043	204,578
HMS Networks AB	2,435	88,482
Hoist Finance AB(2)	12,496	37,833
Holmen AB, B Shares	9,972	427,844
Hufvudstaden AB, A Shares	13,708	163,306
Husqvarna AB, B Shares	35,664	239,963
Industrivarden AB, A Shares	10,140	224,722
Indutrade AB	29,971	554,943
Instalco AB	23,927	119,431
Intrum AB	8,076	145,049
Investment AB Latour, B Shares	3,154	62,132
INVISIO AB(1)	2,959	41,124
Inwido AB	6,499	63,556
JM AB	12,160	209,061
Kabe Group AB, Class B	255	5,012
Karnov Group AB(2)	4,021	21,584
Karo Pharma AB(1)(2)	4,396	24,717
Kopparbergs Bryggeri AB, B Shares	1,831	25,902
Lifco AB, B Shares	11,946	185,558
Lime Technologies AB(1)	752	21,559
Lindab International AB	13,006	186,289
Loomis AB	22,382	604,617
Maha Energy AB(2)	43,382	49,974
MEKO AB	10,576	96,592
Millicom International Cellular SA, SDR(2)	25,739	368,290
MIPS AB	3,739	168,486
Modern Times Group MTG AB, B Shares(2)	13,190	115,500
Momentum Group AB(2)	945	4,472
Munters Group AB	2,707	19,442
Mycronic AB	11,030	130,804
NCC AB, B Shares	17,143	161,355
Net Insight AB, B Shares(2)	86,165	42,102
New Wave Group AB, B Shares	12,792	205,753
Nibe Industrier AB, B Shares	57,451	538,014
Nilorngruppen AB, B Shares	1,058	11,262

Avantis International Equity ETF
	Shares	Value
Nobia AB	34,226	$88,149
Nolato AB, B Shares	34,043	176,710
Nordea Bank Abp	261,565	2,425,190
Nordic Paper Holding AB	1,595	5,367
Nordic Waterproofing Holding AB	800	12,941
Nordnet AB publ	15,342	183,670
Nyfosa AB	18,905	158,814
Orron Energy AB(1)	8,113	15,431
Ovzon AB(2)	906	4,046
OX2 AB(2)	1,531	13,652
Pandox AB(2)	11,646	143,977
Paradox Interactive AB	10,718	168,494
Peab AB, Class B	37,358	230,017
Platzer Fastigheter Holding AB, B Shares	4,333	33,586
Profoto Holding AB	290	2,651
RaySearch Laboratories AB(2)	4,477	20,957
Resurs Holding AB	27,184	57,920
Saab AB, B Shares	20,393	681,271
Sagax AB, D Shares	2,138	5,570
Sagax AB, B Shares	3,456	74,328
Samhallsbyggnadsbolaget i Norden AB(1)	67,346	108,129
Samhallsbyggnadsbolaget i Norden AB, D Shares	10,330	20,331
Sandvik AB	42,441	661,676
Scandi Standard AB(2)	9,597	42,329
Scandic Hotels Group AB(2)	23,624	83,890
Sectra AB, B Shares(2)	7,948	118,360
Securitas AB, B Shares(1)	29,117	254,969
Sinch AB(1)(2)	22,860	44,197
Skandinaviska Enskilda Banken AB, A Shares	147,084	1,466,235
Skanska AB, B Shares	85,434	1,262,089
SKF AB, B Shares	55,839	837,170
SkiStar AB	16,243	209,012
Solid Forsakring AB(2)	1,553	6,757
Spotify Technology SA(2)	1,786	193,156
SSAB AB, B Shares	171,242	799,524
SSAB AB, A Shares	38,295	184,189
Stillfront Group AB(2)	26,698	56,816
Svenska Cellulosa AB SCA, B Shares	65,994	988,821
Svenska Handelsbanken AB, A Shares	170,533	1,396,694
Sweco AB, B Shares	19,273	181,689
Swedbank AB, A Shares	109,600	1,416,569
Swedish Orphan Biovitrum AB(2)	8,535	188,468
Synsam AB	2,551	12,215
Tele2 AB, B Shares	77,661	827,071
Telefonaktiebolaget LM Ericsson, ADR(1)	283,428	2,105,870
Telia Co. AB	358,324	1,261,205
Tethys Oil AB	11,171	66,851
TF Bank AB	1,188	17,724
Thule Group AB	9,143	223,021
Tobii AB(2)	777	1,739
Tobii Dynavox AB(2)	920	1,954

Avantis International Equity ETF
	Shares	Value
Transtema Group AB(2)	1,153	$3,217
Trelleborg AB, B Shares	52,764	1,096,446
Troax Group AB	6,954	112,512
Truecaller AB, B Shares(2)	14,523	76,350
Viaplay Group AB, B Shares(2)	3,268	83,139
Vitec Software Group AB, B Shares	2,711	101,130
Vitrolife AB	3,780	90,135
Volvo AB, B Shares	119,305	1,889,826
Volvo AB, A Shares	14,188	236,125
Volvo Car AB, Class B(1)(2)	61,731	376,029
Wallenstam AB, B Shares	27,044	121,364
Wihlborgs Fastigheter AB	39,052	279,758
		49,565,004
Switzerland — 8.4%
ABB Ltd., ADR(1)	61,439	1,693,873
Adecco Group AG	6,966	220,826
Alcon, Inc.	29,299	1,929,132
Allreal Holding AG	792	124,170
ALSO Holding AG(2)	776	129,005
ams-OSRAM AG(2)	18,505	135,412
Arbonia AG	14,274	187,098
Ascom Holding AG	5,835	37,635
Autoneum Holding AG	850	95,291
Bachem Holding AG, Class B	1,455	100,754
Baloise Holding AG	11,489	1,658,078
Banque Cantonale Vaudoise(1)	2,377	225,553
Barry Callebaut AG	506	1,035,344
Basellandschaftliche Kantonalbank	14	13,151
Basilea Pharmaceutica AG(2)	706	28,042
Belimo Holding AG	1,172	444,581
Bell Food Group AG	256	67,071
Bellevue Group AG	1,552	50,549
BKW AG	1,541	186,676
Bobst Group SA	2,200	177,260
Bucher Industries AG	1,432	510,210
Burckhardt Compression Holding AG	2,173	909,985
Burkhalter Holding AG	284	24,460
Bystronic AG	158	100,256
Calida Holding AG	583	25,433
Cembra Money Bank AG	7,289	491,591
Chocoladefabriken Lindt & Spruengli AG	7	762,257
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	73	772,075
Cie Financiere Richemont SA, Class A	37,879	4,235,949
Clariant AG(2)	43,535	803,801
Coltene Holding AG(2)	899	76,876
Comet Holding AG	2,276	395,810
COSMO Pharmaceuticals NV(1)	520	27,484
CPH Chemie & Papier Holding AG	46	3,494
Credit Suisse Group AG, ADR(1)	408,246	2,106,549
Daetwyler Holding AG, Bearer Shares	790	157,601
DKSH Holding AG	14,880	1,107,112

Avantis International Equity ETF
	Shares	Value
dormakaba Holding AG	637	$267,131
Dufry AG(2)	7,380	275,366
EFG International AG(2)	20,976	176,272
Emmi AG	1,588	1,398,820
EMS-Chemie Holding AG	1,547	1,086,361
Feintool International Holding AG(1)	1,020	21,963
Flughafen Zurich AG(2)	1,868	314,542
Forbo Holding AG	216	269,534
Galenica AG	9,516	669,159
GAM Holding AG(2)	27,635	27,438
Geberit AG	2,435	1,125,080
Georg Fischer AG	23,542	1,275,570
Givaudan SA	155	494,539
Gurit Holding AG, Bearer Shares(1)	530	55,484
Helvetia Holding AG	10,274	1,132,414
Holcim AG(2)	35,964	1,594,122
Huber + Suhner AG	3,468	288,847
Hypothekarbank Lenzburg AG	1	4,383
Idorsia Ltd.(1)(2)	5,174	80,967
Implenia AG(2)	1,904	56,232
Ina Invest Holding AG(2)	225	4,522
Inficon Holding AG	386	269,090
Interroll Holding AG	61	139,470
Intershop Holding AG	107	69,716
Julius Baer Group Ltd.(2)	33,769	1,631,707
Kardex Holding AG	2,098	367,850
Komax Holding AG	553	144,076
Kuehne + Nagel International AG	9,026	2,086,007
Landis & Gyr Group AG(2)	12	702
LEM Holding SA	91	149,865
Leonteq AG	1,571	89,208
Liechtensteinische Landesbank AG	1,502	85,758
Logitech International SA(1)	34,892	1,736,084
Lonza Group AG	2,586	1,379,165
Medacta Group SA	1,387	122,139
Metall Zug AG, B Shares	20	40,652
Mobilezone Holding AG	19,778	327,427
Mobimo Holding AG	1,185	290,907
Molecular Partners AG(2)	12	68
Montana Aerospace AG(2)	1,696	26,235
Nestle SA	99,845	11,684,154
Novartis AG, ADR	199,753	16,084,112
OC Oerlikon Corp. AG	31,229	228,112
Orior AG	1,857	145,130
Partners Group Holding AG	2,953	2,850,393
Peach Property Group AG(2)	2,341	72,768
PolyPeptide Group AG(2)	355	13,047
PSP Swiss Property AG	11,489	1,299,785
Rieter Holding AG	583	59,524
Roche Holding AG	46,822	15,087,985
Roche Holding AG, Bearer Shares	1,900	725,721

Avantis International Equity ETF
	Shares	Value
Schindler Holding AG	3,016	$509,374
Schindler Holding AG, Bearer Participation Certificate	6,957	1,211,956
Schweiter Technologies AG, Bearer Shares(1)	84	88,129
Schweizerische Nationalbank(1)	8	45,230
Sensirion Holding AG(2)	2,773	257,327
SFS Group AG	4,194	391,968
SGS SA	691	1,521,709
Siegfried Holding AG(2)	485	387,038
SIG Group AG(2)	19,460	456,281
Sika AG	5,153	1,159,398
Softwareone Holding AG(2)	9,842	129,394
Sonova Holding AG	1,196	315,114
St Galler Kantonalbank AG	331	155,672
Stadler Rail AG(1)	15,760	480,986
Straumann Holding AG	8,459	926,960
Sulzer AG	3,698	220,692
Swatch Group AG	6,774	308,073
Swatch Group AG, Bearer Shares	4,299	1,042,487
Swiss Life Holding AG	6,580	3,439,214
Swiss Prime Site AG	12,478	1,073,133
Swiss Re AG	26,666	2,073,432
Swisscom AG	6,511	3,366,381
Swissquote Group Holding SA	2,390	265,158
Tecan Group AG	839	308,718
Temenos AG	11,087	907,960
TX Group AG	361	55,489
u-blox Holding AG(2)	2,694	373,383
UBS Group AG(1)(2)	394,717	6,256,264
V-ZUG Holding AG(2)	478	37,616
Valiant Holding AG	3,115	295,143
Valora Holding AG	1,108	293,525
VAT Group AG(2)	4,058	970,294
Vetropack Holding AG	438	15,355
Vontobel Holding AG	9,564	588,425
VZ Holding AG	2,239	179,107
Ypsomed Holding AG	277	42,325
Zehnder Group AG	2,291	135,344
Zurich Insurance Group AG	17,082	7,582,688
		126,742,789
United Kingdom — 13.6%
3i Group PLC	183,144	2,577,988
abrdn PLC	189,225	321,579
Admiral Group PLC	28,521	701,582
AG Barr PLC	6,893	40,359
Airtel Africa PLC	120,897	185,603
AJ Bell PLC	36,519	124,555
Alliance Pharma PLC	70,006	77,164
Anglo American PLC	153,772	4,941,381
Anglo Asian Mining PLC	29,191	27,112
Anglo Pacific Group PLC	40,206	76,975
Antofagasta PLC	54,225	689,953

Avantis International Equity ETF
	Shares	Value
Arix Bioscience PLC(2)	2,941	$4,015
Ashmore Group PLC	37,441	88,220
Ashtead Group PLC	57,630	2,831,237
ASOS PLC(2)	10,347	83,244
Associated British Foods PLC	25,740	454,594
Aston Martin Lagonda Global Holdings PLC(1)(2)	10,082	52,050
AstraZeneca PLC, ADR	120,246	7,500,945
Atalaya Mining PLC	43,214	111,631
Auto Trader Group PLC	103,971	785,052
Avast PLC(1)	14,881	122,138
AVEVA Group PLC	1,723	55,874
Aviva PLC	351,088	1,703,213
Avon Rubber PLC	180	1,681
B&M European Value Retail SA	168,403	722,144
Babcock International Group PLC(2)	44,076	168,103
BAE Systems PLC	314,320	2,830,797
Balfour Beatty PLC	36,045	131,858
Bank of Georgia Group PLC	15,241	353,954
Barclays PLC, ADR	448,914	3,497,040
Barratt Developments PLC	89,486	443,026
Beazley PLC	92,660	625,239
Begbies Traynor Group PLC	21,662	36,971
Bellway PLC	26,511	626,837
Berkeley Group Holdings PLC	21,735	920,109
Biffa PLC	74,193	346,317
Bloomsbury Publishing PLC	3,451	16,844
Bodycote PLC	43,833	279,497
boohoo Group PLC(1)(2)	417	202
BP PLC, ADR	269,145	8,300,432
Breedon Group PLC	89,631	62,059
Brewin Dolphin Holdings PLC	80,202	476,896
Britvic PLC	13,015	118,283
BT Group PLC	1,619,758	2,833,443
Bunzl PLC	18,206	603,787
Burberry Group PLC	74,830	1,513,713
Burford Capital Ltd.	32,227	301,470
Bytes Technology Group PLC	64,779	312,613
Capita PLC(2)	457	137
Capital Ltd.	24,003	23,146
Capricorn Energy PLC(2)	213,145	574,503
Carnival PLC, ADR(1)(2)	3,002	25,427
Centamin PLC	375,324	393,608
Central Asia Metals PLC	59,380	158,101
Centrica PLC(2)	1,256,060	1,101,648
Cerillion PLC	1,284	13,419
Chemring Group PLC	52,055	188,616
Close Brothers Group PLC	35,379	418,551
CMC Markets PLC	46,776	124,755
Coats Group PLC	382,014	266,252
Coca-Cola HBC AG(2)	14,895	339,894
Compass Group PLC	66,759	1,436,056

Avantis International Equity ETF
	Shares	Value
Computacenter PLC	18,587	$532,458
ContourGlobal PLC	41,671	124,563
ConvaTec Group PLC	36,119	91,126
Costain Group PLC(2)	396	183
Countryside Partnerships PLC(2)	44,394	124,322
Cranswick PLC	7,686	275,016
Crest Nicholson Holdings PLC	77,921	211,767
Croda International PLC	7,529	586,847
CVS Group PLC	12,484	263,029
DCC PLC	8,427	485,011
De La Rue PLC(1)(2)	23,012	22,965
Dechra Pharmaceuticals PLC	2,991	120,965
Devro PLC	55,884	120,868
Diageo PLC, ADR	30,100	5,309,339
Direct Line Insurance Group PLC	269,431	641,719
Diversified Energy Co. PLC	105,683	162,182
Domino's Pizza Group PLC	18,620	50,962
dotdigital group PLC	41,597	41,972
Dr. Martens PLC	138,136	376,588
Drax Group PLC	105,165	775,756
DS Smith PLC	96,192	298,097
Dunelm Group PLC	32,164	256,703
DX Group PLC(2)	62,822	21,894
easyJet PLC(2)	32,447	134,814
Elementis PLC(2)	31,520	40,467
EMIS Group PLC	14,128	309,042
EnQuest PLC(2)	813,049	282,117
Ergomed PLC(2)	6,908	89,499
Essentra PLC	8,994	20,703
Experian PLC	45,338	1,375,803
Ferguson PLC	18,078	2,093,579
Ferrexpo PLC	84,688	145,673
Firstgroup PLC(1)	209,836	279,473
Forterra PLC	51,498	158,017
Foxtons Group PLC	38,162	16,484
Frasers Group PLC(2)	57,099	531,656
Fresnillo PLC	5,578	44,427
Frontier Developments PLC(1)(2)	3,584	60,739
Games Workshop Group PLC	6,510	536,060
Gamma Communications PLC	4,078	51,008
Gateley Holdings PLC	12,343	27,592
Genel Energy PLC	42,725	70,429
Genus PLC	390	11,373
Georgia Capital PLC(2)	14,285	113,341
Glencore PLC	1,222,663	6,684,983
Go-Ahead Group PLC(2)	17,442	312,889
Golar LNG Ltd.(2)	12,093	329,776
Grafton Group PLC	62,929	528,226
Grainger PLC	79,986	249,043
Greencore Group PLC(2)	5,834	5,765
Greggs PLC	36,024	770,034

Avantis International Equity ETF
	Shares	Value
GSK PLC, ADR	164,776	$5,351,924
Gulf Keystone Petroleum Ltd.	72,894	204,087
Gym Group PLC(2)	16,812	28,180
Haleon PLC, ADR(2)	165,809	991,538
Halfords Group PLC	72,950	110,281
Halma PLC	23,314	560,817
Harbour Energy PLC	113,994	628,960
Hargreaves Lansdown PLC	55,211	522,692
Hays PLC	138,428	187,691
Helical PLC	11,050	49,996
Helios Towers PLC(2)	140,295	201,052
Hikma Pharmaceuticals PLC	25,075	382,160
Hill & Smith Holdings PLC	19,487	235,421
Hiscox Ltd.	5,392	56,183
Hochschild Mining PLC	110,243	83,003
HomeServe PLC	6,457	88,890
Hotel Chocolat Group PLC(2)	2,721	4,298
Howden Joinery Group PLC	134,643	890,241
HSBC Holdings PLC, ADR(1)	239,151	7,373,025
Hunting PLC	42,329	141,577
Hurricane Energy PLC(2)	454,791	38,788
Ibstock PLC	118,324	260,069
IG Group Holdings PLC	93,108	883,593
IMI PLC	39,815	529,550
Impax Asset Management Group PLC	25,999	188,713
Inchcape PLC	79,022	693,905
Indivior PLC(2)	256,610	859,824
Informa PLC	14,968	94,697
IntegraFin Holdings PLC	649	2,023
InterContinental Hotels Group PLC	7,224	392,163
Intermediate Capital Group PLC	51,875	820,028
International Personal Finance PLC	68,141	79,198
Intertek Group PLC	24,978	1,146,455
Investec PLC	117,440	564,503
IOG PLC(2)	48,616	16,101
IP Group PLC	297,811	241,706
IQE PLC(2)	3,759	1,487
ITV PLC	229,320	170,655
IWG PLC(2)	139,542	260,097
J D Wetherspoon PLC(2)	11,618	65,066
J Sainsbury PLC	388,874	917,882
Jadestone Energy PLC	21,557	21,785
JD Sports Fashion PLC	471,508	616,747
JET2 PLC(2)	19,161	189,752
Johnson Matthey PLC	46,276	1,079,657
Johnson Service Group PLC(2)	20,787	23,227
Jubilee Metals Group PLC(2)	540,980	74,164
Jupiter Fund Management PLC	103,845	117,099
Just Group PLC	297,841	248,709
Kainos Group PLC	14,199	224,017
Keller Group PLC	26,157	212,903

Avantis International Equity ETF
	Shares	Value
Kingfisher PLC	229,433	$616,318
Lancashire Holdings Ltd.	7,276	41,749
Legal & General Group PLC	867,094	2,539,779
Liberty Global PLC, Class A(2)	17,082	345,056
Liberty Global PLC, Class C(2)	37,357	796,078
Liontrust Asset Management PLC	15,989	169,815
Lloyds Banking Group PLC, ADR	1,717,833	3,435,666
London Stock Exchange Group PLC	8,084	758,292
Lookers PLC	41,443	39,248
Luceco PLC	16,679	15,176
Luxfer Holdings PLC	7,575	124,609
M&C Saatchi PLC(2)	15,294	28,556
M&G PLC	389,753	884,519
Man Group PLC	292,809	827,439
Marks & Spencer Group PLC(2)	552,292	780,446
Marshalls PLC	20,546	79,681
Marston's PLC(2)	216,269	91,164
Mediclinic International PLC	102,982	598,420
Meggitt PLC(2)	34,240	317,338
Metro Bank PLC(2)	28,972	27,225
Mitchells & Butlers PLC(2)	41,484	74,192
Mitie Group PLC	205,964	172,977
Molten Ventures PLC(2)	38,006	164,098
Mondi PLC	55,405	940,523
Moneysupermarket.com Group PLC	52,177	119,273
Morgan Advanced Materials PLC	67,098	206,855
Morgan Sindall Group PLC	11,270	225,003
Mortgage Advice Bureau Holdings Ltd.	7,743	85,515
Motorpoint group PLC(2)	12,494	28,657
National Grid PLC, ADR	59,850	3,781,922
NatWest Group PLC, ADR(1)	231,705	1,281,331
Next PLC	24,735	1,665,700
Ninety One PLC	140,672	322,272
Norcros PLC	2,909	7,141
Numis Corp. PLC	7,246	20,564
Ocado Group PLC(2)	10,337	86,873
On the Beach Group PLC(2)	1,503	2,231
OSB Group PLC	62,243	396,843
Pagegroup PLC	88,941	446,730
Pan African Resources PLC	767,835	163,096
Pantheon Resources PLC(1)(2)	1,134	1,755
Paragon Banking Group PLC	62,496	388,463
Pearson PLC, ADR(1)	39,232	393,889
Pennon Group PLC	47,209	511,150
Persimmon PLC	55,179	944,174
Petra Diamonds Ltd.(2)	66,090	75,461
Petrofac Ltd.(2)	512	708
Phoenix Group Holdings PLC	61,029	426,262
Phoenix Spree Deutschland Ltd.	4,901	17,029
Playtech PLC(2)	43,998	228,387
Plus500 Ltd.	42,067	828,974

Avantis International Equity ETF
	Shares	Value
Polar Capital Holdings PLC	3,013	$16,014
Premier Foods PLC	128,941	161,351
Premier Miton Group PLC	1,579	1,963
Provident Financial PLC	112,382	224,882
Prudential PLC, ADR(1)	61,910	1,306,920
PZ Cussons PLC	55,773	125,764
QinetiQ Group PLC	84,373	340,919
Quilter PLC	320,252	390,712
Rathbones Group PLC	13,437	280,891
Reach PLC	80,817	69,474
Reckitt Benckiser Group PLC	46,761	3,608,153
Redde Northgate PLC	77,698	308,402
Redrow PLC	65,124	382,568
RELX PLC, ADR	138,873	3,635,695
Renew Holdings PLC	4,532	33,797
Renewi PLC(2)	9,806	88,291
Renishaw PLC	2,383	101,928
Rentokil Initial PLC	56,297	340,004
Restore PLC	20,599	104,601
Rhi Magnesita NV	7,444	155,992
Ricardo PLC	6,212	33,291
Rightmove PLC	191,050	1,342,891
Rio Tinto PLC, ADR(1)	121,758	6,853,758
Rolls-Royce Holdings PLC(2)	370,359	330,071
Rotork PLC	143,914	412,862
Royal Mail PLC	164,264	524,107
RS GROUP PLC	59,652	750,400
RWS Holdings PLC	213	851
Sabre Insurance Group PLC	1,153	1,538
Sage Group PLC	23,242	192,646
Savannah Energy PLC(2)	122,479	47,001
Savills PLC	33,798	371,185
Schroders PLC	15,674	487,558
Secure Trust Bank PLC	1,207	12,853
Senior PLC(2)	90,863	137,003
Serco Group PLC	30,707	62,283
Serica Energy PLC	98,999	428,564
Severn Trent PLC	10,381	335,323
Shell PLC, ADR	294,520	15,603,670
SIG PLC(2)	73,322	28,491
Sirius Real Estate Ltd.	142,432	134,361
Smart Metering Systems PLC	17,725	187,055
Smith & Nephew PLC, ADR	40,245	959,441
Smiths Group PLC	14,998	259,103
Softcat PLC	26,361	395,299
Spectris PLC	16,446	531,753
Speedy Hire PLC	159,701	75,807
Spirax-Sarco Engineering PLC	4,347	530,666
Spire Healthcare Group PLC(2)	48,745	131,327
Spirent Communications PLC	79,464	237,697
SSE PLC	125,328	2,401,625

Avantis International Equity ETF
	Shares	Value
SSP Group PLC(2)	93,351	$228,750
St. James's Place PLC	110,363	1,412,640
Standard Chartered PLC (London)	319,393	2,212,164
SThree PLC	39,848	162,665
Strix Group PLC(1)	60,456	103,938
Superdry PLC(2)	21,844	31,754
Synthomer PLC	40,459	92,375
Tate & Lyle PLC	109,470	969,382
Taylor Wimpey PLC	331,706	416,137
TBC Bank Group PLC	17,271	355,588
Telecom Plus PLC	1,052	23,766
Tesco PLC	591,020	1,707,025
TI Fluid Systems PLC	36,012	61,035
TP ICAP Group PLC	86,013	153,393
Trainline PLC(2)	263	1,055
Travis Perkins PLC	40,407	397,393
Tremor International Ltd.(1)(2)	3,098	11,832
TUI AG(2)	47,537	72,891
Tullow Oil PLC(1)(2)	139,516	78,352
Unilever PLC, ADR(1)	109,456	4,968,208
United Utilities Group PLC	138,438	1,696,737
Vertu Motors PLC	153,897	86,694
Vesuvius PLC	14,283	57,466
Victoria PLC(1)(2)	161	643
Victrex PLC	12,480	253,149
Virgin Money UK PLC	311,364	538,376
Vistry Group PLC	60,080	538,062
Vodafone Group PLC, ADR	307,887	4,131,844
Watkin Jones PLC	56,946	125,141
Weir Group PLC	22,301	375,584
WH Smith PLC(2)	15,485	256,691
Whitbread PLC	6,718	194,710
Wickes Group PLC	112,235	155,597
Wincanton PLC	23,673	92,894
WPP PLC, ADR(1)	16,331	700,763
Yellow Cake PLC(2)	58,617	285,788
		204,391,720
United States†
ADTRAN Holdings, Inc.	7,443	172,036
Block, Inc.(2)	681	46,641
GXO Logistics, Inc.(2)	604	26,806
		245,483
TOTAL COMMON STOCKS (Cost $1,626,825,551)		1,497,725,355
WARRANTS†
Australia†
Magellan Financial Group Ltd.(2)	1,432	681
Italy†
Webuild SpA(1)(2)	3,662	5,171
TOTAL WARRANTS (Cost $—)		5,852

Avantis International Equity ETF
	Shares	Value
RIGHTS†
Austria†
IMMOFINANZ AG(1)(2)	5,298	$53
Germany†
7C Solarparken AG(2)	20,776	380
Hong Kong†
SJM Holdings Ltd.(1)(2)	27,000	2,305
Xinyi Electric Storage Holdings Ltd.(2)	5,280	215
		2,520
TOTAL RIGHTS (Cost $—)		2,953
SHORT-TERM INVESTMENTS — 3.5%
Money Market Funds — 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,150,294	1,150,294
State Street Navigator Securities Lending Government Money Market Portfolio(3)	51,033,501	51,033,501
TOTAL SHORT-TERM INVESTMENTS (Cost $52,183,795)		52,183,795
TOTAL INVESTMENT SECURITIES — 103.0% (Cost $1,679,009,346)		1,549,917,955
OTHER ASSETS AND LIABILITIES — (3.0)%		(45,316,639)
TOTAL NET ASSETS — 100.0%		$1,504,601,316

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	20.1%
Industrials	16.1%
Materials	11.9%
Consumer Discretionary	9.1%
Energy	8.5%
Health Care	7.7%
Consumer Staples	7.3%
Information Technology	6.7%
Communication Services	5.1%
Utilities	4.7%
Real Estate	2.3%
Short-Term Investments	3.5%
Other Assets and Liabilities	(3.0)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $98,429,673. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $103,659,070, which includes securities collateral of $52,625,569.

See Notes to Financial Statements.

AUGUST 31, 2022

Avantis International Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.5%
Australia — 7.1%
ASX Ltd.	1,230	$65,476
Aurizon Holdings Ltd.	51,020	129,036
Australia & New Zealand Banking Group Ltd.	19,900	307,625
Bank of Queensland Ltd.	7,740	36,931
Bendigo & Adelaide Bank Ltd.	10,218	62,723
BHP Group Ltd., ADR(1)	15,726	863,200
BlueScope Steel Ltd.	8,685	97,444
Brambles Ltd.	19,195	161,550
Challenger Ltd.	18,110	78,076
Coles Group Ltd.	10,332	123,666
Evolution Mining Ltd.	35,406	56,899
Fortescue Metals Group Ltd.	21,560	267,938
Harvey Norman Holdings Ltd.	13,158	37,783
National Australia Bank Ltd.	11,067	229,487
Newcrest Mining Ltd. (Sydney)	6,918	83,166
Northern Star Resources Ltd.	16,275	86,017
Orica Ltd.	917	9,592
OZ Minerals Ltd.	6,106	105,230
Rio Tinto Ltd.	2,632	167,167
Santos Ltd.	54,810	292,591
Seven Group Holdings Ltd.	72	906
Sonic Healthcare Ltd.	5,473	126,563
South32 Ltd.	89,644	246,853
Telstra Corp. Ltd.	22,555	60,994
Viva Energy Group Ltd.	5,957	12,047
Whitehaven Coal Ltd.	31,164	165,998
Woodside Energy Group Ltd.	11,760	273,167
Woodside Energy Group Ltd., ADR(1)	5,350	122,034
		4,270,159
Austria — 0.2%
Erste Group Bank AG	216	4,857
OMV AG	1,196	48,190
Raiffeisen Bank International AG	1,473	18,600
Strabag SE	223	8,569
Vienna Insurance Group AG Wiener Versicherung Gruppe	105	2,489
voestalpine AG	1,959	39,420
		122,125
Belgium — 0.8%
Ageas SA/NV	1,839	74,618
Bekaert SA	438	13,435
Cie d'Entreprises CFE(1)(2)	160	1,593
Deme Group NV(2)	160	18,311
Etablissements Franz Colruyt NV	763	21,206
Euronav NV	712	11,480
KBC Ancora	875	28,806
KBC Group NV	1,505	71,777
Melexis NV	188	14,176
Proximus SADP	2,350	29,913

Avantis International Large Cap Value ETF
	Shares	Value
Solvay SA	718	$57,961
UCB SA	1,089	76,521
Umicore SA	2,162	68,722
		488,519
Canada — 11.8%
ARC Resources Ltd.	17,035	235,158
Bank of Montreal	5,775	533,155
Bank of Nova Scotia	8,444	466,900
Brookfield Renewable Corp., Class A	327	12,566
Canadian Imperial Bank of Commerce	7,474	353,455
Canadian Natural Resources Ltd.	10,323	565,924
Canadian Tire Corp. Ltd., Class A	883	103,854
Cenovus Energy, Inc.	19,101	358,357
Empire Co. Ltd., Class A	1,994	56,798
First Quantum Minerals Ltd.	3,141	55,581
Great-West Lifeco, Inc.	4,116	96,683
iA Financial Corp., Inc.	3,009	161,636
Imperial Oil Ltd.	3,248	159,414
Keyera Corp.	5,947	146,530
Kinross Gold Corp.	15,558	51,056
Loblaw Cos. Ltd.	1,660	146,706
Lundin Mining Corp.	9,783	50,876
Magna International, Inc.	4,384	253,256
Manulife Financial Corp.	28,856	499,188
National Bank of Canada	5,311	351,371
Northland Power, Inc.	3,212	109,957
Onex Corp.	1,003	49,602
Rogers Communications, Inc., Class B	732	31,518
Royal Bank of Canada	8,561	796,098
Suncor Energy, Inc.	18,869	610,457
Teck Resources Ltd., Class B	8,383	283,912
Tourmaline Oil Corp.	6,815	402,927
West Fraser Timber Co. Ltd.	1,756	157,102
		7,100,037
Denmark — 0.6%
AP Moller - Maersk A/S, A Shares	2	4,672
AP Moller - Maersk A/S, B Shares	23	55,181
Novo Nordisk A/S, ADR	3,062	324,878
Vestas Wind Systems A/S	142	3,553
		388,284
Finland — 1.1%
Kesko Oyj, B Shares	2,477	52,110
Kone Oyj, B Shares	2,298	91,903
Metsa Board Oyj	1,453	12,492
Metso Outotec Oyj	6,943	54,302
Neste Oyj	2,861	141,153
Nokia Oyj, ADR	20,423	103,136
Sampo Oyj, A Shares	1,500	67,860
Stora Enso Oyj, R Shares	6,903	102,758
Wartsila Oyj Abp	3,904	32,189
		657,903

Avantis International Large Cap Value ETF
	Shares	Value
France — 7.4%
Aeroports de Paris(2)	183	$25,058
ALD SA(1)	1,987	21,627
Arkema SA	979	82,649
AXA SA	13,068	307,773
BioMerieux	545	49,840
Bouygues SA	4,729	138,914
Carrefour SA	8,024	133,924
Cie de Saint-Gobain	4,598	185,197
Cie Generale des Etablissements Michelin SCA	7,709	187,493
Dassault Aviation SA	630	86,518
Eiffage SA	1,817	159,814
Eramet SA	76	6,444
Eurazeo SE	939	56,077
Faurecia SE(2)	2,903	41,631
Gaztransport Et Technigaz SA	579	73,709
Hermes International	146	186,992
Ipsen SA	909	87,116
Kering SA	370	185,648
La Francaise des Jeux SAEM	2,599	84,296
LVMH Moet Hennessy Louis Vuitton SE	302	194,871
Neoen SA(1)	809	33,416
Nexans SA	565	51,622
Orange SA, ADR(1)	21,025	212,142
Renault SA(2)	1,714	48,820
Safran SA	2,867	292,303
SES SA	9,397	65,970
Societe Generale SA	4,570	100,748
STMicroelectronics NV, NY Shares	6,360	221,964
Teleperformance	2	570
Thales SA	1,385	166,977
TotalEnergies SE, ADR	10,384	524,496
Ubisoft Entertainment SA(2)	2,257	104,082
Valeo	3,849	73,522
Vinci SA	3,122	288,015
		4,480,238
Germany — 8.8%
adidas AG	1,092	161,925
Aurubis AG	882	53,402
BASF SE	7,667	324,305
Bayerische Motoren Werke AG	3,435	253,086
Bayerische Motoren Werke AG, Preference Shares	549	38,169
Commerzbank AG(2)	21,157	140,777
Continental AG	253	14,566
Covestro AG	3,995	120,457
Daimler Truck Holding AG(2)	8,518	217,795
Deutsche Bank AG	22,148	184,050
Deutsche Boerse AG	283	47,848
Deutsche Lufthansa AG(2)	22,906	136,183
Deutsche Post AG	11,644	424,996
Deutsche Telekom AG	26,480	499,075

Avantis International Large Cap Value ETF
	Shares	Value
Encavis AG	5,253	$112,264
Fielmann AG	640	23,783
HeidelbergCement AG	4,122	186,139
HelloFresh SE(2)	2,511	59,952
HUGO BOSS AG	2,615	142,523
KION Group AG	819	32,725
Knorr-Bremse AG	1,340	64,943
Mercedes-Benz Group AG	6,099	341,945
MTU Aero Engines AG	1,533	270,363
Rheinmetall AG	1,193	189,383
RWE AG	12,913	492,985
Schaeffler AG, Preference Shares	4,574	23,830
Sixt SE	568	55,543
Sixt SE, Preference Shares	415	24,805
Telefonica Deutschland Holding AG	39,107	101,519
VERBIO Vereinigte BioEnergie AG	879	56,417
Volkswagen AG	265	49,017
Volkswagen AG, Preference Shares	1,513	215,208
Vonovia SE	7,042	190,638
Wacker Chemie AG	433	61,580
		5,312,196
Hong Kong — 2.6%
AIA Group Ltd.	54,400	523,395
ASMPT Ltd.	5,600	43,374
Atlas Corp.(1)	1,491	21,396
Bank of East Asia Ltd.	17,600	22,174
BOC Hong Kong Holdings Ltd.	28,500	98,092
CK Asset Holdings Ltd.	16,500	111,371
Hang Lung Group Ltd.	13,000	21,988
Hang Lung Properties Ltd.	27,000	44,901
Henderson Land Development Co. Ltd.	10,000	33,451
Hongkong Land Holdings Ltd.	300	1,450
Jardine Matheson Holdings Ltd.	1,000	53,032
Kerry Properties Ltd.	10,500	24,208
Luk Fook Holdings International Ltd.	1,000	2,556
Man Wah Holdings Ltd.	13,600	10,748
New World Development Co. Ltd.	21,000	68,430
NWS Holdings Ltd.	29,000	27,898
Pacific Basin Shipping Ltd.	126,000	44,721
Sino Land Co. Ltd.	44,000	64,342
SITC International Holdings Co. Ltd.	5,000	12,679
Sun Hung Kai Properties Ltd.	2,000	23,497
Swire Pacific Ltd., Class A	13,000	89,918
Swire Properties Ltd.	5,000	11,524
United Energy Group Ltd.	174,000	21,471
WH Group Ltd.	169,500	115,484
Xinyi Glass Holdings Ltd.	26,000	48,019
Yue Yuen Industrial Holdings Ltd.	13,500	20,129
		1,560,248
Ireland — 0.5%
Bank of Ireland Group PLC	12,266	75,578

Avantis International Large Cap Value ETF
	Shares	Value
CRH PLC	6,113	$225,738
Glanbia PLC	431	5,485
		306,801
Israel — 0.8%
Bank Hapoalim BM	10,122	104,939
Bank Leumi Le-Israel BM	10,579	111,833
Check Point Software Technologies Ltd.(2)	161	19,359
First International Bank of Israel Ltd.	512	23,826
ICL Group Ltd.	4,542	43,370
Israel Corp. Ltd.(2)	37	17,884
Israel Discount Bank Ltd., A Shares	10,663	65,190
Mizrahi Tefahot Bank Ltd.	1,575	64,056
Strauss Group Ltd.	53	1,386
ZIM Integrated Shipping Services Ltd.(1)	1,053	38,003
		489,846
Italy — 2.8%
Atlantia SpA	1,413	32,355
Azimut Holding SpA	5,766	91,853
Banca Popolare di Sondrio SCPA	13,803	44,201
BPER Banca	31,431	47,261
Brembo SpA	68	624
Brunello Cucinelli SpA	1,471	76,186
Buzzi Unicem SpA	2,432	40,677
CNH Industrial NV	16,135	196,445
De' Longhi SpA	6	105
Eni SpA, ADR	13,413	316,815
ERG SpA	3,101	98,279
Leonardo SpA	5,962	48,792
Poste Italiane SpA	12,583	100,563
Salvatore Ferragamo SpA	1,043	16,776
Sesa SpA	234	28,603
Stellantis NV	25,014	333,200
UniCredit SpA	25,017	244,813
		1,717,548
Japan — 20.3%
Aeon Co. Ltd.(1)	1,200	23,407
Aeon Mall Co. Ltd.	2,400	28,626
AGC, Inc.	3,400	115,392
Air Water, Inc.	3,400	42,534
Aisin Corp.	2,600	77,310
Amada Co. Ltd.	6,700	52,424
Aozora Bank Ltd.	700	13,512
Asahi Kasei Corp.	18,300	133,732
Asics Corp.	600	10,970
BIPROGY Inc	400	8,859
Bridgestone Corp.	5,400	207,221
Brother Industries Ltd.	3,800	72,723
Canon Marketing Japan, Inc.	700	15,874
Capcom Co. Ltd.	2,500	68,237
Chugai Pharmaceutical Co. Ltd.	3,800	98,071
CyberAgent, Inc.	2,800	27,298

Avantis International Large Cap Value ETF
	Shares	Value
Dai-ichi Life Holdings, Inc.	11,000	$190,058
Daito Trust Construction Co. Ltd.	1,200	118,053
Disco Corp.	300	72,843
Ebara Corp.	1,700	64,399
Electric Power Development Co. Ltd.	5,400	83,183
ENEOS Holdings, Inc.	52,800	199,527
FP Corp.	100	2,347
Fuji Electric Co. Ltd.	2,100	90,724
Fujitsu Ltd.	1,700	200,044
Fukuoka Financial Group, Inc.	2,500	44,674
Hakuhodo DY Holdings, Inc.	4,900	43,715
Haseko Corp.	6,800	77,923
Hino Motors Ltd.	4,300	19,618
Hitachi Construction Machinery Co. Ltd.	1,800	37,004
Honda Motor Co. Ltd., ADR	8,927	236,744
Hulic Co. Ltd.	6,500	49,257
Ibiden Co. Ltd.	2,100	66,652
Idemitsu Kosan Co. Ltd.	4,500	118,653
IHI Corp.	4,000	106,825
INPEX Corp.	18,500	212,651
Internet Initiative Japan, Inc.	100	3,612
Isuzu Motors Ltd.	8,000	99,357
Iwatani Corp.	200	8,160
Japan Post Insurance Co. Ltd.	4,200	64,334
JFE Holdings, Inc.	7,700	82,725
JGC Holdings Corp.	4,900	66,024
JSR Corp.	3,200	71,382
JTEKT Corp.	200	1,408
Kajima Corp.	7,500	78,919
Kawasaki Heavy Industries Ltd.	5,100	98,981
KDDI Corp.	11,000	336,612
Konami Group Corp.	100	5,075
Kuraray Co. Ltd.	8,000	60,767
Kurita Water Industries Ltd.	1,600	62,252
Lawson, Inc.	1,300	43,083
Lixil Corp.	2,600	45,213
Marui Group Co. Ltd.(1)	4,200	75,330
Mazda Motor Corp.	15,400	136,384
MEIJI Holdings Co. Ltd.	2,200	104,806
MINEBEA MITSUMI, Inc.	5,500	94,529
Mitsubishi Chemical Group Corp.	16,100	84,524
Mitsubishi Corp.	9,600	314,310
Mitsubishi HC Capital, Inc.	13,800	66,878
Mitsubishi Heavy Industries Ltd.	4,900	188,898
Mitsubishi UFJ Financial Group, Inc., ADR	54,185	279,053
Mitsui & Co. Ltd.	10,300	241,732
Mitsui Chemicals, Inc.	4,500	101,095
MS&AD Insurance Group Holdings, Inc.	5,400	161,114
Nabtesco Corp.	3,200	75,778
NEC Corp.	4,100	149,534
NGK Insulators Ltd.	4,100	58,538

Avantis International Large Cap Value ETF
	Shares	Value
NGK Spark Plug Co. Ltd.	1,700	$34,880
NH Foods Ltd.	2,300	65,838
NIPPON EXPRESS HOLDINGS, Inc.	1,700	93,539
Nippon Steel Corp.	10,100	159,541
Nippon Telegraph & Telephone Corp.	5,700	154,494
Nippon Yusen KK(1)	2,500	190,685
Nissan Motor Co. Ltd.	600	2,361
Nitto Denko Corp.	2,100	129,429
NTT Data Corp.	4,900	68,955
Obayashi Corp.	13,300	91,991
Oji Holdings Corp.	14,600	58,252
ORIX Corp., ADR	2,307	189,981
Panasonic Holdings Corp.	1,000	8,114
Persol Holdings Co. Ltd.	2,600	52,193
Rakuten Group, Inc.	7,200	34,943
Resona Holdings, Inc.	26,600	97,921
Rohto Pharmaceutical Co. Ltd.	1,000	30,101
Santen Pharmaceutical Co. Ltd.	5,400	38,796
Sanwa Holdings Corp.	2,600	25,727
SBI Holdings, Inc.	4,400	86,461
SCREEN Holdings Co. Ltd.	800	53,138
Seiko Epson Corp.	5,800	91,140
Sekisui Chemical Co. Ltd.	7,500	102,250
SG Holdings Co. Ltd.	3,200	53,078
Sharp Corp.	6,000	42,951
Shimizu Corp.	14,000	76,768
Shin-Etsu Chemical Co. Ltd.	2,200	255,492
Shinko Electric Industries Co. Ltd.	800	22,269
Showa Denko KK	3,000	46,121
SoftBank Group Corp.	4,400	174,291
Sohgo Security Services Co. Ltd.	700	18,136
Sojitz Corp.	4,720	79,418
Sompo Holdings, Inc.	5,000	214,381
Sony Group Corp., ADR	4,410	349,933
Subaru Corp.	10,800	196,316
SUMCO Corp.	8,500	115,369
Sumitomo Chemical Co. Ltd.	27,900	109,823
Sumitomo Corp.	13,700	192,699
Sumitomo Heavy Industries Ltd.	2,600	54,577
Sumitomo Mitsui Financial Group, Inc., ADR	40,323	243,954
Sumitomo Realty & Development Co. Ltd.	2,500	61,140
Sumitomo Rubber Industries Ltd.	2,600	22,311
Sundrug Co. Ltd.	1,800	44,040
Suntory Beverage & Food Ltd.	1,800	65,748
Suzuken Co. Ltd.	300	7,190
Taisei Corp.	3,800	115,214
Taiyo Yuden Co. Ltd.	2,100	64,902
Takara Bio, Inc.	200	2,801
TDK Corp.	3,800	132,856
TIS, Inc.	2,500	71,192
Tobu Railway Co. Ltd.	4,500	106,317

Avantis International Large Cap Value ETF
	Shares	Value
Tokio Marine Holdings, Inc.	5,600	$310,348
Tokyo Century Corp.(1)	1,100	39,287
Tokyo Tatemono Co. Ltd.	5,400	80,945
Toray Industries, Inc.	21,000	119,835
Tosoh Corp.	4,700	60,770
Toyota Boshoku Corp.	1,000	14,523
Toyota Tsusho Corp.	2,600	91,021
Trend Micro, Inc.	2,300	141,606
USS Co. Ltd.	2,200	38,823
Yamada Holdings Co. Ltd.	21,900	75,797
Yamaha Motor Co. Ltd.	3,600	74,607
Yamato Holdings Co. Ltd.	3,700	57,679
Zenkoku Hosho Co. Ltd.	300	9,913
Zensho Holdings Co. Ltd.	1,100	28,839
		12,235,501
Netherlands — 1.6%
ABN AMRO Bank NV, CVA	3,760	36,122
Adyen NV(2)	67	103,391
Aegon NV, NY Shares	15,512	69,649
AerCap Holdings NV(2)	1,187	52,287
ASML Holding NV, NY Shares	624	305,723
ASR Nederland NV	512	20,897
BE Semiconductor Industries NV	12	570
ING Groep NV, ADR(1)	10,134	88,976
Koninklijke Ahold Delhaize NV	3,506	96,439
Koninklijke DSM NV	146	18,617
Koninklijke KPN NV	20,789	66,153
NN Group NV(1)	1,414	58,112
OCI NV	1,295	48,618
		965,554
New Zealand — 0.2%
Chorus Ltd.	4,529	22,180
Fletcher Building Ltd.	6,111	20,862
Ryman Healthcare Ltd.	1,646	9,211
Spark New Zealand Ltd.	9,752	32,259
Summerset Group Holdings Ltd.	2,171	14,633
		99,145
Norway — 1.2%
DNB Bank ASA	3,919	74,516
Equinor ASA, ADR	11,557	448,296
Norsk Hydro ASA	17,351	119,220
Schibsted ASA, B Shares	1,613	27,665
Schibsted ASA, Class A	1,212	22,181
Wallenius Wilhelmsen ASA	3,536	19,907
		711,785
Portugal — 0.3%
Banco Comercial Portugues SA, R Shares	114,737	16,693
EDP Renovaveis SA	1,116	27,065
Galp Energia SGPS SA	9,947	107,418
Jeronimo Martins SGPS SA	320	7,095
Sonae SGPS SA	32,924	33,093
		191,364

Avantis International Large Cap Value ETF
	Shares	Value
Singapore — 1.4%
City Developments Ltd.	5,400	$31,353
DBS Group Holdings Ltd.	9,400	218,865
Golden Agri-Resources Ltd.	65,700	13,171
Keppel Corp. Ltd.	26,200	136,070
Olam Group Ltd.	20,700	21,740
Oversea-Chinese Banking Corp. Ltd.	22,100	190,483
Singapore Airlines Ltd.(1)(2)	24,900	94,542
Singapore Exchange Ltd.	1,000	6,786
Singapore Technologies Engineering Ltd.	5,900	15,722
Singapore Telecommunications Ltd.	29,000	54,443
United Overseas Bank Ltd.	600	11,700
UOL Group Ltd.	9,200	45,520
Yangzijiang Financial Holding Ltd.(2)	4,500	1,204
Yangzijiang Shipbuilding Holdings Ltd.	21,800	15,108
		856,707
Spain — 2.9%
ACS Actividades de Construccion y Servicios SA	87	1,938
Banco Bilbao Vizcaya Argentaria SA, ADR	22,223	98,670
Banco Santander SA, ADR	195,385	470,878
Industria de Diseno Textil SA	12,551	270,994
Repsol SA	63,108	819,652
Telefonica SA, ADR(1)	26,421	107,798
		1,769,930
Sweden — 2.2%
Atlas Copco AB, A Shares	5,983	60,733
Atlas Copco AB, B Shares	3,484	31,725
Avanza Bank Holding AB	1,640	26,288
Axfood AB	640	19,291
BillerudKorsnas AB	357	4,642
Boliden AB	3,101	99,301
Bure Equity AB	105	2,074
Electrolux AB, B Shares(1)	2,297	29,046
Epiroc AB, A Shares	4,000	61,203
Epiroc AB, B Shares	2,366	32,210
H & M Hennes & Mauritz AB, B Shares(1)	4,785	49,694
Nordea Bank Abp	17,017	157,779
Nordnet AB publ	2,199	26,326
Saab AB, B Shares	193	6,448
Skandinaviska Enskilda Banken AB, A Shares	6,676	66,551
Skanska AB, B Shares	4,036	59,622
SSAB AB, A Shares	3,498	16,824
SSAB AB, B Shares	12,429	58,031
Svenska Handelsbanken AB, A Shares	4,597	37,650
Swedbank AB, A Shares	7,766	100,375
Telefonaktiebolaget LM Ericsson, ADR(1)	12,913	95,944
Telia Co. AB	20,400	71,802
Trelleborg AB, B Shares	3,443	71,546
Volvo AB, A Shares	854	14,213
Volvo AB, B Shares	7,210	114,208
Volvo Car AB, Class B(1)(2)	6,004	36,573
		1,350,099

Avantis International Large Cap Value ETF
	Shares	Value
Switzerland — 5.8%
Adecco Group AG	335	$10,620
ALSO Holding AG(2)	21	3,491
Baloise Holding AG	693	100,013
Barry Callebaut AG	6	12,277
Bucher Industries AG	73	26,009
Clariant AG(2)	249	4,597
Credit Suisse Group AG, ADR(1)	3,378	17,431
DKSH Holding AG	484	36,011
Emmi AG	46	40,520
EMS-Chemie Holding AG	73	51,263
Forbo Holding AG	6	7,487
Geberit AG	309	142,772
Georg Fischer AG	926	50,173
Holcim AG(2)	2,377	105,362
Inficon Holding AG	27	18,822
Julius Baer Group Ltd.(2)	2,466	119,156
Kuehne + Nagel International AG	328	75,804
Novartis AG, ADR	8,376	674,436
OC Oerlikon Corp. AG	842	6,150
Partners Group Holding AG	135	130,309
Roche Holding AG	2,621	844,595
Roche Holding AG, Bearer Shares	99	37,814
Schindler Holding AG	161	27,191
Schindler Holding AG, Bearer Participation Certificate	291	50,694
SFS Group AG	53	4,953
Stadler Rail AG	558	17,030
Straumann Holding AG	326	35,724
Sulzer AG	205	12,234
Swatch Group AG	191	8,687
Swatch Group AG, Bearer Shares	115	27,887
Swisscom AG	305	157,694
UBS Group AG(2)	16,048	254,361
VAT Group AG(2)	109	26,063
Vontobel Holding AG	539	33,162
Zurich Insurance Group AG	778	345,354
		3,516,146
United Kingdom — 19.1%
3i Group PLC	37,011	520,977
Admiral Group PLC	4,349	106,980
Anglo American PLC	29,935	961,945
Antofagasta PLC	12,786	162,688
Ashtead Group PLC	11,646	572,143
AstraZeneca PLC, ADR	3,245	202,423
Barclays PLC, ADR	59,641	464,603
BP PLC, ADR	44,150	1,361,586
BT Group PLC	215,784	377,471
Burberry Group PLC	14,668	296,714
Coca-Cola HBC AG(2)	7,939	181,163
Glencore PLC	182,204	996,211
GSK PLC, ADR	37,150	1,206,632

Avantis International Large Cap Value ETF
	Shares	Value
Haleon PLC, ADR(2)	618	$3,696
Hargreaves Lansdown PLC	4,518	42,773
Howden Joinery Group PLC	14,032	92,778
JD Sports Fashion PLC	77,265	101,065
Johnson Matthey PLC	2,295	53,544
Legal & General Group PLC	16,282	47,691
Lloyds Banking Group PLC, ADR	208,408	416,816
Marks & Spencer Group PLC(2)	34,205	48,335
Rightmove PLC	20,548	144,432
Rio Tinto PLC, ADR(1)	17,483	984,118
Royal Mail PLC	18,337	58,507
Shell PLC, ADR	25,101	1,329,851
St. James's Place PLC	14,808	189,542
Taylor Wimpey PLC	937	1,176
Vodafone Group PLC, ADR	43,186	579,556
		11,505,416
TOTAL COMMON STOCKS (Cost $65,412,259)		60,095,551
SHORT-TERM INVESTMENTS — 8.3%
Money Market Funds — 8.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,955,020	3,955,020
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,069,229	1,069,229
TOTAL SHORT-TERM INVESTMENTS (Cost $5,024,249)		5,024,249
TOTAL INVESTMENT SECURITIES — 107.8% (Cost $70,436,508)		65,119,800
OTHER ASSETS AND LIABILITIES — (7.8)%		(4,727,986)
TOTAL NET ASSETS — 100.0%		$60,391,814

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.5%
Materials	15.2%
Energy	15.2%
Industrials	14.9%
Consumer Discretionary	9.5%
Health Care	6.3%
Communication Services	6.3%
Information Technology	3.5%
Consumer Staples	2.7%
Real Estate	1.8%
Utilities	1.6%
Short-Term Investments	8.3%
Other Assets and Liabilities	(7.8)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,331,726. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,375,342, which includes securities collateral of $306,113.

See Notes to Financial Statements.

AUGUST 31, 2022

Avantis International Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.6%
Australia — 9.7%
29Metals Ltd.(1)(2)	388,736	$526,591
Accent Group Ltd.	170,492	173,365
Adairs Ltd.(1)	8,436	12,999
Adbri Ltd.	915,846	1,371,245
Aeris Resources Ltd.(2)	219,927	64,495
Alkane Resources Ltd.(2)	662,962	328,928
Alliance Aviation Services Ltd.(2)	50,306	122,282
Allkem Ltd.(2)	1,887	17,492
AMP Ltd.(2)	1,001,558	789,401
Aurelia Metals Ltd.(1)(2)	4,106,478	747,144
Austal Ltd.	1,143,303	1,999,732
Australian Agricultural Co. Ltd.(2)	144,316	177,849
Australian Finance Group Ltd.	418,030	543,871
Bank of Queensland Ltd.(1)	934,211	4,457,486
Beach Energy Ltd.	6,062,205	7,006,864
Bega Cheese Ltd.	604,424	1,640,983
Bendigo & Adelaide Bank Ltd.(1)	918,964	5,641,076
Boral Ltd.(1)	282,604	565,121
Bravura Solutions Ltd.	401,752	431,123
Brickworks Ltd.	36,303	502,536
Cedar Woods Properties Ltd.	9,800	30,333
Challenger Ltd.	1,170,338	5,045,551
Champion Iron Ltd.	1,194,236	4,120,411
Coronado Global Resources, Inc.	2,653,873	2,903,396
Costa Group Holdings Ltd.	516,623	942,793
Credit Corp. Group Ltd.(1)	80,038	1,102,671
CSR Ltd.	1,527,470	4,686,418
Dacian Gold Ltd.(2)	129,467	8,756
Eclipx Group Ltd.(2)	1,063,775	1,722,341
Emeco Holdings Ltd.	600,927	373,234
Evolution Mining Ltd.	2,670,714	4,291,977
Genworth Mortgage Insurance Australia Ltd.	1,271,937	2,447,185
Gold Road Resources Ltd.	1,093,183	936,769
Grange Resources Ltd.	2,101,628	1,242,585
GWA Group Ltd.	154,726	211,424
HT&E Ltd.	1,042	1,044
Humm Group Ltd.(1)	498,202	181,506
Iluka Resources Ltd.	1,328,445	9,339,601
Infomedia Ltd.	542,757	531,540
Inghams Group Ltd.	1,047,164	1,850,373
InvoCare Ltd.	229,514	1,722,874
JB Hi-Fi Ltd.	84,211	2,322,516
Karoon Energy Ltd.(2)	387,929	561,727
MACA Ltd.	207,538	150,415
Macmahon Holdings Ltd.	354,016	40,858
Magellan Financial Group Ltd.(1)	335,827	2,948,060
Mayne Pharma Group Ltd.(2)	2,506,596	509,756
McMillan Shakespeare Ltd.	238,894	2,327,614

Avantis International Small Cap Value ETF
	Shares	Value
Metcash Ltd.	1,189,177	$3,327,781
Monadelphous Group Ltd.	88,466	789,575
Money3 Corp. Ltd.	84,557	131,993
Mount Gibson Iron Ltd.(1)	292,213	84,733
Myer Holdings Ltd.	133,683	45,846
MyState Ltd.	57,388	149,801
New Hope Corp. Ltd.(1)	1,672,651	5,527,462
Newcrest Mining Ltd.	2,886	33,797
nib holdings Ltd.	920,332	5,123,284
Nine Entertainment Co. Holdings Ltd.	1,256,732	1,865,304
NRW Holdings Ltd.	1,616,782	2,687,743
Nufarm Ltd.	872,925	3,151,713
Nuix Ltd.(2)	36,978	17,028
OFX Group Ltd.(2)	82,787	148,906
Orica Ltd.	250,230	2,617,442
Orora Ltd.	1,490,950	3,358,176
Pacific Current Group Ltd.	33,854	209,165
Pendal Group Ltd.	691,898	2,429,125
Perenti Global Ltd.	3,496,199	1,854,515
Perseus Mining Ltd.	4,142,233	4,381,124
Platinum Asset Management Ltd.	1,152,930	1,390,683
Premier Investments Ltd.	214,938	3,090,563
Ramelius Resources Ltd.	2,844,137	1,548,830
Regis Resources Ltd.	1,885,539	1,977,996
Resimac Group Ltd.(1)	18,160	15,946
Resolute Mining Ltd.(1)(2)	1,617,172	309,703
Ridley Corp. Ltd.	233,228	330,056
Sandfire Resources Ltd.	1,253,519	3,871,297
Select Harvests Ltd.(1)	111,217	375,594
Servcorp Ltd.	22,553	57,392
Service Stream Ltd.(1)(2)	422,893	209,594
Seven West Media Ltd.(1)(2)	1,494,140	525,703
Sierra Rutile Holdings Ltd.(1)(2)	865,486	177,663
Sigma Healthcare Ltd.	452,187	211,241
Silver Lake Resources Ltd.(2)	3,077,255	2,760,430
Sims Ltd.	160,141	1,652,243
Southern Cross Media Group Ltd.	637,416	465,717
Super Retail Group Ltd.(1)	483,550	3,454,097
Symbio Holdings Ltd.	3,813	10,210
Tassal Group Ltd.	603,988	2,131,032
United Malt Group Ltd.	31,284	75,757
Viva Energy Group Ltd.	2,368,085	4,788,838
West African Resources Ltd.(2)	3,194,736	2,720,252
Westgold Resources Ltd.	484,525	304,619
Whitehaven Coal Ltd.	2,225,507	11,854,404
		161,918,684
Austria — 0.9%
AT&S Austria Technologie & Systemtechnik AG	176,317	7,847,825
DO & CO. AG(1)(2)	410	32,436
FACC AG(1)(2)	15,577	110,216
POLYTEC Holding AG(1)	25,087	144,116

Avantis International Small Cap Value ETF
	Shares	Value
Porr AG	53,641	$614,141
S IMMO AG	242	5,530
Semperit AG Holding(1)	100,872	1,833,002
UNIQA Insurance Group AG	609,742	4,030,626
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,205	241,932
		14,859,824
Belgium — 1.1%
AGFA-Gevaert NV(2)	877	3,171
Bekaert SA	157,383	4,827,394
bpost SA	197,526	1,199,901
Cie d'Entreprises CFE(1)(2)	27,899	277,676
Deceuninck NV(1)	136,003	313,999
Deme Group NV(2)	9,927	1,136,083
Gimv NV	36,485	1,866,650
Ion Beam Applications	46,200	820,918
KBC Ancora(1)	124,325	4,092,915
Tessenderlo Group SA(2)	94,046	3,053,523
		17,592,230
Canada — 10.6%
5N Plus, Inc.(1)(2)	13,540	17,320
Advantage Energy Ltd.(2)	435,548	3,720,903
Algoma Steel Group, Inc.(1)	192,389	1,757,847
Amerigo Resources Ltd.	26,000	20,985
Argonaut Gold, Inc.(2)	642,224	227,384
Athabasca Oil Corp.(1)(2)	1,454,477	2,868,310
Badger Infrastructure Solutions Ltd.(1)	53	1,248
Baytex Energy Corp.(1)(2)	1,551,872	8,046,787
Birchcliff Energy Ltd.	688,955	6,069,372
Bird Construction, Inc.(1)	18,294	92,351
Bonterra Energy Corp.(2)	7,772	52,076
Calian Group Ltd.(1)	3,400	155,742
Calibre Mining Corp.(2)	207,000	149,732
Canaccord Genuity Group, Inc.	127,870	764,289
Canacol Energy Ltd.(1)	93,418	178,535
Canadian Western Bank	118,049	2,201,256
Canfor Corp.(2)	157,941	3,099,052
Capital Power Corp.	262,309	10,175,995
Cardinal Energy Ltd.(1)	296,508	1,887,392
Cascades, Inc.(1)	32,421	220,937
Centerra Gold, Inc.	498,291	2,257,457
China Gold International Resources Corp. Ltd.(1)	231,678	659,745
Chorus Aviation, Inc.(1)(2)	214,100	458,081
Copper Mountain Mining Corp.(1)(2)	379,405	421,770
Corus Entertainment, Inc., B Shares	395,346	1,113,778
Crescent Point Energy Corp.	1,508,946	11,466,312
Crew Energy, Inc.(2)	299,200	1,480,793
Dorel Industries, Inc., Class B(1)	76,575	395,892
Dundee Precious Metals, Inc.	384,815	1,752,156
Eldorado Gold Corp. (Toronto)(2)	109,542	603,863
Endeavour Mining PLC	27,094	527,295
Enerflex Ltd.(1)	68,309	342,754

Avantis International Small Cap Value ETF
	Shares	Value
Enerplus Corp.	453,951	$6,995,826
EQB, Inc.	32,749	1,313,102
ERO Copper Corp.(2)	125,119	1,187,028
Evertz Technologies Ltd.	3,800	42,822
Exchange Income Corp.(1)	871	30,739
First National Financial Corp.(1)	12,548	355,320
Fortuna Silver Mines, Inc.(1)(2)	501,083	1,159,853
Frontera Energy Corp.(2)	109,081	921,086
GCM Mining Corp.	113,257	281,989
Gear Energy Ltd.	167,200	157,862
Hardwoods Distribution, Inc.	7	157
High Liner Foods, Inc.(1)	4	41
HLS Therapeutics, Inc.	2	17
Home Capital Group, Inc.(1)	86,531	1,840,847
Hudbay Minerals, Inc.(1)	400,997	1,770,878
iA Financial Corp., Inc.	66,563	3,575,604
IAMGOLD Corp.(1)(2)	801,414	958,023
Interfor Corp.(2)	162,414	3,995,581
International Petroleum Corp.(1)(2)	9,413	92,671
Kelt Exploration Ltd.(2)	351,761	1,684,682
Kinross Gold Corp.	1,027,293	3,371,251
Largo, Inc.(1)(2)	1,825	12,423
Laurentian Bank of Canada	52,144	1,428,516
Linamar Corp.	88,219	4,170,646
Lundin Gold, Inc.	102,280	682,983
Lundin Mining Corp.(1)	1,094,870	5,693,808
Martinrea International, Inc.	229,920	1,811,910
MEG Energy Corp.(2)	431,826	6,036,719
Methanex Corp.	121,819	4,403,052
New Gold, Inc. (Toronto)(2)	1,364,313	882,983
North American Construction Group Ltd.(1)	25,781	296,412
North West Co., Inc.	14	363
NuVista Energy Ltd.(2)	417,650	3,434,439
Obsidian Energy Ltd.(2)	201,907	1,817,140
OceanaGold Corp.(2)	1,186,573	1,752,733
Onex Corp.	127,125	6,286,800
Parex Resources, Inc.	240,467	3,846,813
Peyto Exploration & Development Corp.(1)	376,681	3,513,414
Pine Cliff Energy Ltd.(1)	138,356	199,104
Pipestone Energy Corp.(2)	134,864	501,113
Polaris Renewable Energy, Inc.(1)	2,900	42,572
Precision Drilling Corp.(2)	35	2,151
Real Matters, Inc.(1)(2)	119,739	527,878
Resolute Forest Products, Inc.(2)	133,077	2,693,255
Russel Metals, Inc.	142,339	3,077,952
Secure Energy Services, Inc.	7,039	30,603
Sierra Metals, Inc.(1)	3,100	1,393
Spartan Delta Corp.(2)	206,520	2,083,519
SSR Mining, Inc.(1)	120,138	1,621,842
Stelco Holdings, Inc.	105,729	2,861,892
STEP Energy Services Ltd.(2)	8,300	40,762

Avantis International Small Cap Value ETF
	Shares	Value
SunOpta, Inc.(1)(2)	2,722	$27,068
Surge Energy, Inc.	110,349	846,932
Tamarack Valley Energy Ltd.(1)	791,157	2,524,040
Taseko Mines Ltd.(1)(2)	422,528	440,753
Tidewater Midstream and Infrastructure Ltd.	71,511	65,884
Torex Gold Resources, Inc.(2)	210,007	1,559,042
Total Energy Services, Inc.	4,600	25,463
Transcontinental, Inc., Class A	17	214
TransGlobe Energy Corp.(1)	62,926	208,899
Turquoise Hill Resources Ltd.(2)	69,764	1,918,663
Vermilion Energy, Inc.	451,427	12,057,760
Wajax Corp.(1)	42,171	681,363
West Fraser Timber Co. Ltd.	11,631	1,040,578
Western Forest Products, Inc.	1,171,541	1,373,718
Yamana Gold, Inc.	461,753	2,039,188
Yangarra Resources Ltd.(2)	16,400	35,214
		177,522,757
Denmark — 1.7%
Bang & Olufsen A/S(2)	24,456	42,363
D/S Norden A/S	118,509	5,525,391
Dfds A/S	86,366	2,988,508
Drilling Co. of 1972 A/S(2)	29,320	1,391,329
FLSmidth & Co. A/S	114,434	3,167,548
H Lundbeck A/S	3,256	12,787
H Lundbeck A/S, A Shares(2)	3,984	15,256
H+H International A/S, B Shares(2)	19,433	312,317
Jyske Bank A/S(2)	139,746	6,994,972
NNIT A/S(2)	47,672	430,823
Per Aarsleff Holding A/S	27,470	789,963
Schouw & Co. A/S	246	17,938
Solar A/S, B Shares	7,936	641,615
Spar Nord Bank A/S	101,339	1,147,417
Sparekassen Sjaelland-Fyn A/S	5,583	121,689
Sydbank A/S	159,316	4,603,570
TORM PLC	26,192	507,876
		28,711,362
Finland — 1.5%
Admicom Oyj(1)	98	5,708
Anora Group Oyj	36,645	298,623
CapMan Oyj, B Shares	9,067	25,167
Finnair Oyj(1)(2)	805,706	330,237
HKScan Oyj, A Shares(1)	81,827	94,206
Kamux Corp.	19,625	119,783
Kemira Oyj	217,501	2,618,009
Lassila & Tikanoja Oyj(1)	1,259	13,531
Marimekko Oyj	107,690	1,061,997
Metsa Board Oyj	379,742	3,264,715
Nokian Renkaat Oyj	253,358	2,629,411
Outokumpu Oyj	1,575,444	6,317,466
Puuilo Oyj(1)	160,514	765,576
QT Group Oyj(1)(2)	7,811	396,022

Avantis International Small Cap Value ETF
	Shares	Value
Rovio Entertainment Oyj	64,029	$385,340
Sanoma Oyj	18,203	248,273
Suominen Oyj(1)	39,346	114,409
Talenom Oyj	4,970	54,201
Tokmanni Group Corp.	191,430	2,285,460
Uponor Oyj	130,782	1,959,675
Verkkokauppa.com Oyj(1)	53,826	200,369
WithSecure Oyj(2)	9,318	15,647
YIT Oyj(1)	560,254	1,833,305
		25,037,130
France — 3.2%
AKWEL	4,039	73,020
ALD SA(1)	129,561	1,410,191
Biosynex	12,193	179,143
Bonduelle SCA	1,607	20,753
Catana Group	30,598	189,108
Cie des Alpes(2)	12,302	194,616
Cie Plastic Omnium SA	139,538	2,587,326
Coface SA(2)	144,623	1,446,154
Derichebourg SA	345,326	1,942,627
Eramet SA	38,089	3,229,321
Esso SA Francaise(2)	1,045	64,297
Etablissements Maurel et Prom SA	93,902	475,245
Eurobio Scientific SA(2)	27,648	509,772
Eutelsat Communications SA	608,861	5,507,156
Faurecia SE(2)	182,526	2,617,578
Focus Entertainment(2)	2,042	92,358
Gaztransport Et Technigaz SA	17,558	2,235,210
Genfit(2)	22,555	95,497
Groupe LDLC(1)	6,031	164,356
Guillemot Corp.	1,314	18,326
ID Logistics Group(2)	422	118,069
Innate Pharma SA(1)(2)	90,846	242,782
Jacquet Metals SACA(1)	34,099	539,915
JCDecaux SA(2)	53,776	745,685
Kaufman & Broad SA(1)	15,062	356,715
LISI	4,404	93,265
Maisons du Monde SA(1)	89,228	854,055
Manitou BF SA	4,308	70,930
Mersen SA	30,936	914,887
Metropole Television SA	95,403	1,177,673
Nexans SA	55,512	5,071,937
Novacyt SA(1)(2)	242,631	288,384
Orpea SA(2)	61,871	1,346,112
ReWorld Media SA(2)	6,000	38,041
SES SA	1,093,132	7,674,165
SMCP SA(2)	75,957	415,972
Societe BIC SA	39,139	2,226,476
Television Francaise 1	213,653	1,354,946
Vallourec SA(2)	368,320	3,834,281
Verallia SA	95,316	2,185,235

Avantis International Small Cap Value ETF
	Shares	Value
Vicat SA	11,675	$295,445
Vilmorin & Cie SA	196	8,422
X-Fab Silicon Foundries SE(2)	35,763	222,049
		53,127,495
Germany — 3.6%
7C Solarparken AG	46,830	252,047
Aareal Bank AG(2)	1,499	47,881
AURELIUS Equity Opportunities SE & Co. KGaA	19,301	448,182
Aurubis AG	60,885	3,686,372
Baader Bank AG	7,342	27,509
Bauer AG(2)	8,713	76,476
Bertrandt AG	1,999	68,231
CECONOMY AG	24,947	36,094
Cewe Stiftung & Co. KGAA	6,217	491,589
CropEnergies AG	37,925	621,310
Deutsche Beteiligungs AG	12,982	363,085
Deutsche Pfandbriefbank AG	270,958	2,338,413
Deutz AG	373,799	1,407,617
Draegerwerk AG & Co. KGaA	875	35,370
Draegerwerk AG & Co. KGaA, Preference Shares	18,405	870,797
Duerr AG	51,052	1,124,513
Elmos Semiconductor SE	10,498	445,348
ElringKlinger AG	30,458	213,763
Encavis AG	251,955	5,384,612
Energiekontor AG	318	27,934
flatexDEGIRO AG(2)	115,324	1,109,772
GRENKE AG	10,080	242,363
Hamburger Hafen und Logistik AG	103,424	1,264,882
Hornbach Holding AG & Co. KGaA	19,752	1,393,227
HUGO BOSS AG	143,435	7,817,520
Instone Real Estate Group SE	78,683	696,507
JOST Werke AG	41,016	1,520,107
Jungheinrich AG, Preference Shares	141,794	3,461,718
Kloeckner & Co. SE	7,498	67,665
Kontron AG	34,547	525,604
Krones AG	37,638	3,099,649
Lang & Schwarz AG	30,420	433,443
Lanxess AG	191,634	6,466,026
Leoni AG(2)	21,600	151,385
METRO AG(2)	161,704	1,287,349
Mutares SE & Co. KGaA	15,517	250,439
PVA TePla AG(2)	24,855	417,484
SAF-Holland SE	65,617	522,157
SGL Carbon SE(2)	268,651	1,825,779
Siltronic AG	31,355	2,148,679
STO SE & Co. KGaA, Preference Shares	7,533	1,178,225
Suedzucker AG	68,022	932,798
TAG Immobilien AG	245,253	2,262,578
Vitesco Technologies Group AG, Class A(2)	39,485	1,928,270
Wacker Neuson SE	50,499	836,053
Wuestenrot & Wuerttembergische AG	33,661	548,156
		60,354,978

Avantis International Small Cap Value ETF
	Shares	Value
Hong Kong — 1.8%
BOCOM International Holdings Co. Ltd.	50,000	$3,312
Bright Smart Securities & Commodities Group Ltd.	1,576,000	252,361
Cafe de Coral Holdings Ltd.	184,000	263,430
China Strategic Holdings Ltd.(2)	56,655,000	222,839
Chow Sang Sang Holdings International Ltd.	445,000	500,996
CMBC Capital Holdings Ltd.(1)	1,387,000	299,857
Crystal International Group Ltd.	34,500	11,584
CSI Properties Ltd.	80,000	1,781
Dah Sing Banking Group Ltd.	349,200	271,163
Dah Sing Financial Holdings Ltd.	193,200	514,356
E-Commodities Holdings Ltd.	11,394,000	2,544,706
First Pacific Co. Ltd.	20,000	7,713
FSE Lifestyle Services Ltd.	27,000	17,218
Guotai Junan International Holdings Ltd.	5,767,000	578,610
Haitong International Securities Group Ltd.(1)	2,010,699	222,459
Hang Lung Group Ltd.	138,000	233,407
Hengdeli Holdings Ltd.(2)	12,000	364
IGG, Inc.	2,915,000	1,253,143
IRC Ltd.(1)(2)	4,792,000	82,206
Jinhui Shipping & Transportation Ltd.	15,000	12,588
Johnson Electric Holdings Ltd.	1,193,000	1,409,019
K Wah International Holdings Ltd.	2,713,000	1,023,143
Ka Shui International Holdings Ltd.	1,174,000	71,541
Lifestyle International Holdings Ltd.(2)	1,000	585
Luk Fook Holdings International Ltd.	107,000	273,521
Oriental Watch Holdings	890,000	508,226
Pacific Basin Shipping Ltd.	32,260,000	11,450,041
PAX Global Technology Ltd.	55,000	52,572
PC Partner Group Ltd.(1)	1,550,000	1,473,583
Regina Miracle International Holdings Ltd.	195,000	120,677
Sa Sa International Holdings Ltd.(2)	946,000	153,832
Shun Tak Holdings Ltd.(2)	3,190,000	531,238
Singamas Container Holdings Ltd.	3,476,000	321,994
SmarTone Telecommunications Holdings Ltd.	33,500	17,927
Solargiga Energy Holdings Ltd.(2)	2,281,000	89,579
Soundwill Holdings Ltd.	2,500	2,288
Sun Hung Kai & Co. Ltd.	866,000	399,125
Tai Hing Group Holdings Ltd.	245,000	31,454
Tam Jai International Co. Ltd.	84,000	27,962
Ten Pao Group Holdings Ltd.	412,000	75,347
Texhong Textile Group Ltd.	1,353,000	1,271,206
Texwinca Holdings Ltd.	440,000	78,222
Time Interconnect Technology Ltd.(1)	424,000	122,702
United Laboratories International Holdings Ltd.	4,442,000	2,150,295
Value Partners Group Ltd.(1)	1,576,000	462,245
VSTECS Holdings Ltd.	1,348,000	891,187
VTech Holdings Ltd.	1,000	6,800
		30,310,404
Ireland — 0.4%
Dalata Hotel Group PLC(2)	226,737	794,183

Avantis International Small Cap Value ETF
	Shares	Value
FBD Holdings PLC	6,291	$64,198
Glenveagh Properties PLC(2)	5,617,775	5,717,911
Origin Enterprises PLC	140,699	527,431
		7,103,723
Israel — 3.1%
Adgar Investment and Development Ltd.	13,419	29,523
AFI Properties Ltd.	546	26,984
Airport City Ltd.(2)	57,990	1,213,544
Caesarstone Ltd.	1,085	11,056
Carasso Motors Ltd.	19,452	123,294
Cellcom Israel Ltd.(2)	80,659	504,584
Clal Insurance Enterprises Holdings Ltd.(2)	212,865	4,596,473
Delek Automotive Systems Ltd.	89,099	1,373,974
Delek Group Ltd.(2)	8,505	1,477,200
Delta Galil Industries Ltd.	8,381	444,622
Equital Ltd.(2)	21,717	806,548
Fattal Holdings 1998 Ltd.(2)	178	21,919
FIBI Holdings Ltd.	56,902	2,991,006
First International Bank of Israel Ltd.	36,753	1,710,332
Gazit-Globe Ltd.	93,940	611,475
Harel Insurance Investments & Financial Services Ltd.	367,739	4,181,180
IDI Insurance Co. Ltd.	2,066	67,430
Infinya Ltd.	3,142	318,766
Inrom Construction Industries Ltd.	8,916	41,554
Isracard Ltd.	688,739	2,292,617
Israel Corp. Ltd.(2)	2,738	1,323,426
Israel Land Development - Urban Renewal Ltd.	8,422	150,083
Isras Investment Co. Ltd.	1,627	389,691
Ituran Location and Control Ltd.	495	12,306
M Yochananof & Sons Ltd.	4,089	257,210
Menora Mivtachim Holdings Ltd.(2)	76,658	1,765,732
Migdal Insurance & Financial Holdings Ltd.	1,189,172	1,964,815
Naphtha Israel Petroleum Corp. Ltd.(2)	10,798	65,011
Nawi Brothers Ltd.	9,923	87,672
Oil Refineries Ltd.	5,497,207	2,360,476
Partner Communications Co. Ltd.(2)	440,988	3,814,169
Paz Oil Co. Ltd.(2)	29,774	3,902,737
Phoenix Holdings Ltd.	451,686	5,448,551
Prashkovsky Investments and Construction Ltd.	4,864	162,595
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	15,722	1,216,744
Scope Metals Group Ltd.	74	3,709
Shapir Engineering and Industry Ltd.	57,934	553,398
Shikun & Binui Ltd.(2)	17,321	78,316
Shufersal Ltd.	689,636	4,723,071
Taro Pharmaceutical Industries Ltd.(2)	3,625	122,017
Tera Light Ltd.(2)	31,601	60,395
Tower Semiconductor Ltd.(2)	342	16,031
Victory Supermarket Chain Ltd.(2)	1,573	24,448
YH Dimri Construction & Development Ltd.	5,182	410,807
		51,757,491
Italy — 2.3%
Aeffe SpA(2)	47,952	68,494

Avantis International Small Cap Value ETF
	Shares	Value
Arnoldo Mondadori Editore SpA	244,950	$399,900
Banca IFIS SpA	99,982	1,193,854
Banca Popolare di Sondrio SCPA(1)	2,719,859	8,709,765
Banco di Desio e della Brianza SpA(1)	118,022	360,341
BFF Bank SpA	54,749	346,559
Biesse SpA	72,713	923,238
Cairo Communication SpA	10,143	15,766
Cementir Holding NV	33,094	191,689
Danieli & C Officine Meccaniche SpA	5,483	100,790
Danieli & C Officine Meccaniche SpA, Preference Shares	53,298	677,289
Digital Bros SpA(1)	61,158	1,508,365
Enav SpA(2)	769	3,179
Fila SpA	23,357	176,239
Fincantieri SpA(1)(2)	1,970,690	987,959
FNM SpA(2)	66,723	28,633
Geox SpA(1)(2)	68,174	52,914
Intek Group SpA(2)	24,920	14,154
Iveco Group NV(2)	942,671	4,766,532
Maire Tecnimont SpA(1)	939,467	2,384,184
MFE-MediaForEurope NV, Class A(1)(2)	3,017,628	1,280,080
MFE-MediaForEurope NV, Class B(1)(2)	834,408	485,381
Newlat Food SpA(2)	16,765	96,654
Orsero SpA	1,102	18,190
OVS SpA(1)	2,254,121	3,408,437
RAI Way SpA	255,774	1,237,156
Safilo Group SpA(2)	508,600	712,493
Saipem SpA(1)(2)	3,274,801	2,297,328
Sanlorenzo SpA/Ameglia	25,548	802,656
Saras SpA(2)	282,774	342,516
Tesmec SpA(1)(2)	1,690,861	215,687
Webuild SpA(1)	2,964,208	4,162,859
		37,969,281
Japan — 27.0%
77 Bank Ltd.	77,000	982,247
A&D HOLON Holdings Co. Ltd.	4,200	28,755
AEON Financial Service Co. Ltd.(1)	397,700	4,084,528
Aeon Mall Co. Ltd.(1)	179,700	2,143,344
AFC-HD AMS Life Science Co. Ltd.	30,300	167,808
Aichi Steel Corp.	14,800	219,475
Air Water, Inc.	161,200	2,016,620
Airport Facilities Co. Ltd.	3,500	14,017
Aisan Industry Co. Ltd.	51,400	269,181
Akatsuki, Inc.	13,100	222,674
Akebono Brake Industry Co. Ltd.(2)	29,600	36,058
Alleanza Holdings Co. Ltd.	3,900	28,048
Alpen Co. Ltd.(1)	4,100	61,712
Alps Alpine Co. Ltd.(1)	35,200	314,893
Amada Co. Ltd.	118,300	925,633
AOKI Holdings, Inc.	26,400	133,465
Aoyama Trading Co. Ltd.	101,600	674,086
Aozora Bank Ltd.	15,300	295,327

Avantis International Small Cap Value ETF
	Shares	Value
Arata Corp.	29,700	$879,992
Arcland Sakamoto Co. Ltd.(1)	70,100	751,670
Arcs Co. Ltd.(1)	45,500	665,300
Asahi Diamond Industrial Co. Ltd.	21,700	121,082
Asahi Holdings, Inc.(1)	400	5,962
ASAHI YUKIZAI Corp.	22,200	365,378
Asia Pile Holdings Corp.	1,400	5,063
Astena Holdings Co. Ltd.	10,800	34,668
Aucnet, Inc.(1)	7,500	116,315
Bando Chemical Industries Ltd.	12,700	92,038
Bank of Nagoya Ltd.	15,700	349,197
Bank of the Ryukyus Ltd.(1)	11,200	62,397
Belluna Co. Ltd.	132,000	699,536
Benesse Holdings, Inc.	53,500	840,899
Bic Camera, Inc.(1)	103,000	843,139
BML, Inc.	68,500	1,752,897
Bunka Shutter Co. Ltd.	147,000	1,127,398
Careerlink Co. Ltd.	9,100	151,254
Central Glass Co. Ltd.	86,300	2,082,176
Chiba Kogyo Bank Ltd.	2,000	3,770
Chilled & Frozen Logistics Holdings Co. Ltd.	1,900	16,833
Chori Co. Ltd.	1,200	17,544
Chubu Shiryo Co. Ltd.	9,200	71,015
Citizen Watch Co. Ltd.(1)	886,600	3,788,105
CKD Corp.	55,200	726,222
CMIC Holdings Co. Ltd.	19,100	226,831
Cosmo Energy Holdings Co. Ltd.	397,900	11,913,428
Credit Saison Co. Ltd.	656,800	8,263,130
CTI Engineering Co. Ltd.	4,700	87,926
Cybernet Systems Co. Ltd.	18,600	128,568
Daicel Corp.(1)	754,300	4,737,163
Daiho Corp.	2,700	78,564
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	300	2,850
Daiken Corp.	15,600	217,970
Daikokutenbussan Co. Ltd.	8,900	377,926
Daikyonishikawa Corp.	3,500	14,681
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,700	137,603
Daio Paper Corp.(1)	182,600	1,706,830
Daishi Hokuetsu Financial Group, Inc.	17,900	336,786
Daishinku Corp.(1)	54,500	383,646
Daiwa Industries Ltd.	2,500	20,039
Daiwabo Holdings Co. Ltd.	31,000	436,392
Denka Co. Ltd.	229,900	5,507,502
Densan System Holdings Co. Ltd.	900	15,519
DIC Corp.	32,700	586,337
DKS Co. Ltd.	2,800	44,442
Dowa Holdings Co. Ltd.	56,800	2,141,022
Dream Incubator, Inc.(2)	8,400	120,548
Eagle Industry Co. Ltd.	47,000	394,898
Ebara Jitsugyo Co. Ltd.	200	3,198
Eco's Co. Ltd.(1)	14,100	190,162

Avantis International Small Cap Value ETF
	Shares	Value
EDION Corp.(1)	86,000	$739,790
EF-ON, Inc.	12,800	62,258
Ehime Bank Ltd.(1)	3,300	20,180
Eizo Corp.	21,300	579,772
EJ Holdings, Inc.	2,900	27,033
Electric Power Development Co. Ltd.(1)	503,300	7,752,945
Elematec Corp.	21,800	212,594
Enomoto Co. Ltd.(1)	3,000	33,284
Exedy Corp.	72,500	934,142
EXEO Group, Inc.	226,600	3,476,590
F.C.C. Co. Ltd.	87,100	901,459
FALCO HOLDINGS Co. Ltd.	2,000	26,012
Feed One Co. Ltd.	4,700	23,682
Ferrotec Holdings Corp.	148,300	3,375,551
FIDEA Holdings Co. Ltd.(1)	7,810	74,127
Fields Corp.	41,500	402,144
FJ Next Holdings Co. Ltd.	15,100	111,686
France Bed Holdings Co. Ltd.	12,600	89,312
Frontier International, Inc.	5,900	171,298
Fuji Co. Ltd.(1)	600	8,628
Fuji Corp. Ltd.	9,000	42,931
Fuji Media Holdings, Inc.	44,200	349,789
Fuji Oil Co. Ltd.	11,300	30,154
Fuji Seal International, Inc.	51,900	575,725
Fujibo Holdings, Inc.	1,800	46,706
Fujikura Composites, Inc.	31,200	229,097
Fujikura Ltd.	781,200	5,547,529
Fujimori Kogyo Co. Ltd.	6,200	156,867
Furukawa Battery Co. Ltd.	500	4,155
Furukawa Co. Ltd.	32,800	297,371
Furuno Electric Co. Ltd.	12,900	103,859
Furyu Corp.	16,900	123,263
Futaba Industrial Co. Ltd.	112,500	290,894
Fuyo General Lease Co. Ltd.	61,000	3,602,180
G-7 Holdings, Inc.	100	1,072
G-Tekt Corp.(1)	16,400	164,026
Gecoss Corp.	2,200	12,936
Genky DrugStores Co. Ltd.(1)	12,800	336,599
GLOBERIDE, Inc.	29,300	574,233
Glory Ltd.	28,900	456,297
GMO Financial Holdings, Inc.(1)	8,800	47,877
Goldcrest Co. Ltd.	24,900	310,253
Good Com Asset Co. Ltd.	15,600	149,914
GungHo Online Entertainment, Inc.	13,500	222,933
Gunma Bank Ltd.(1)	365,400	1,021,835
H-One Co. Ltd.	9,400	40,928
H.U. Group Holdings, Inc.	190,000	3,859,126
H2O Retailing Corp.	189,600	1,335,806
Hagiwara Electric Holdings Co. Ltd.	300	5,086
Hakudo Co. Ltd.	8,500	164,791
Halows Co. Ltd.(1)	2,300	50,512

Avantis International Small Cap Value ETF
	Shares	Value
Hamakyorex Co. Ltd.	30,100	$685,392
Hanwa Co. Ltd.	111,400	2,755,888
Happinet Corp.	10,200	118,182
Hazama Ando Corp.	3,700	22,947
Heiwa Real Estate Co. Ltd.	96,300	2,715,519
Heiwado Co. Ltd.(1)	55,000	786,139
Hino Motors Ltd.	229,700	1,047,949
Hirano Tecseed Co. Ltd.(1)	17,200	229,014
Hirogin Holdings, Inc.(1)	73,400	322,986
Hitachi Transport System Ltd.	2,900	183,084
Hitachi Zosen Corp.	503,200	3,176,451
Hodogaya Chemical Co. Ltd.	1,500	34,942
Hokkoku Financial Holdings, Inc.	6,100	215,812
Hokuetsu Corp.	324,800	1,747,950
Hokuhoku Financial Group, Inc.	294,600	1,750,537
Hokuto Corp.	300	4,149
Honeys Holdings Co. Ltd.	2,400	21,282
Hoosiers Holdings Co. Ltd.	15,500	89,926
Horiba Ltd.	4,000	182,215
Hosokawa Micron Corp.	10,600	200,103
HS Holdings Co. Ltd.	61,800	517,098
Hyakugo Bank Ltd.	102,100	233,655
i-mobile Co. Ltd.	3,100	31,789
I-Net Corp./Kanagawa	1,400	13,544
I-PEX, Inc.	22,700	223,360
Ichigo, Inc.	4,000	8,742
Ichinen Holdings Co. Ltd.(1)	7,200	65,662
IDEA Consultants, Inc.	200	2,494
IDOM, Inc.(1)	160,200	948,118
IHI Corp.	285,500	7,624,650
Iino Kaiun Kaisha Ltd.	283,100	1,663,554
IMAGICA GROUP, Inc.	51,200	331,304
Ines Corp.	200	2,233
INFRONEER Holdings, Inc.	308,884	2,207,927
Innotech Corp.	7,400	72,309
Internet Initiative Japan, Inc.	3,600	130,017
Inui Global Logistics Co. Ltd.	24,000	367,656
Iseki & Co. Ltd.	29,800	271,101
Ishihara Sangyo Kaisha Ltd.	106,300	854,268
Itochu Enex Co. Ltd.	215,600	1,691,522
IwaiCosmo Holdings, Inc.	13,500	121,799
Iyo Bank Ltd.	28,300	131,601
Izumi Co. Ltd.(1)	9,000	194,231
J Front Retailing Co. Ltd.(1)	646,200	5,121,450
Jaccs Co. Ltd.	79,700	2,191,757
JAFCO Group Co. Ltd.	231,700	3,353,231
Jamco Corp.(2)	12,300	115,753
Japan Aviation Electronics Industry Ltd.	102,800	1,719,142
Japan Electronic Materials Corp.(1)	24,800	278,443
Japan Investment Adviser Co. Ltd.	14,500	140,363
Japan Lifeline Co. Ltd.	29,200	211,980

Avantis International Small Cap Value ETF
	Shares	Value
Japan Pulp & Paper Co. Ltd.	2,100	$65,870
Japan System Techniques Co. Ltd.	3,700	70,845
Japan Transcity Corp.	4,400	16,101
Japan Wool Textile Co. Ltd.	78,700	578,416
JINUSHI Co. Ltd.	20,500	294,976
JK Holdings Co. Ltd.	3,700	27,088
JM Holdings Co. Ltd.	9,900	113,329
Joshin Denki Co. Ltd.	13,900	191,480
JSB Co. Ltd.	2,200	54,827
JSP Corp.	2,200	22,837
JTEKT Corp.	653,100	4,597,477
Juroku Financial Group, Inc.	42,600	753,789
JVCKenwood Corp.	1,093,200	1,604,746
K's Holdings Corp.	453,100	4,174,601
Kamei Corp.	6,800	53,498
Kanamoto Co. Ltd.	107,000	1,647,185
Kaneka Corp.	152,700	4,095,696
Kanematsu Corp.	246,900	2,670,961
Kanto Denka Kogyo Co. Ltd.	154,500	1,110,013
Kato Sangyo Co. Ltd.	22,400	550,886
Kawai Musical Instruments Manufacturing Co. Ltd.	900	17,664
Kawasaki Heavy Industries Ltd.	41,300	801,553
Keiyo Co. Ltd.(1)	16,200	106,098
KH Neochem Co. Ltd.	75,500	1,389,350
Kibun Foods, Inc.	2,000	14,208
Kimura Chemical Plants Co. Ltd.(1)	1,000	5,654
Kito Corp.	1,700	32,975
Kitz Corp.	140,700	820,381
Kiyo Bank Ltd.	175,300	1,883,750
Kobe Steel Ltd.	1,478,100	6,725,283
Kohnan Shoji Co. Ltd.(1)	67,400	1,670,690
Kojima Co. Ltd.(1)	42,100	193,025
Kokusai Pulp & Paper Co. Ltd.	98,500	502,080
Komeri Co. Ltd.	92,100	1,729,761
Komori Corp.	10,100	55,798
Konica Minolta, Inc.(1)	461,800	1,598,975
Konoike Transport Co. Ltd.	21,300	202,140
Konoshima Chemical Co. Ltd.	2,100	21,442
Kosaido Holdings Co. Ltd.(1)(2)	9,600	82,569
Krosaki Harima Corp.	200	6,772
Kumagai Gumi Co. Ltd.	72,300	1,383,158
Kuraray Co. Ltd.	822,100	6,244,530
Kureha Corp.	51,600	3,465,101
Kurimoto Ltd.	100	1,187
Kuriyama Holdings Corp.	5,800	37,133
KYB Corp.	65,400	1,546,856
Kyoden Co. Ltd.(1)	45,100	203,042
Kyodo Printing Co. Ltd.	2,700	46,751
Kyokuto Kaihatsu Kogyo Co. Ltd.	16,400	160,938
Lawson, Inc.(1)	1,800	59,654
Macnica Holdings, Inc.	54,200	1,162,940

Avantis International Small Cap Value ETF
	Shares	Value
Makino Milling Machine Co. Ltd.	76,300	$2,407,666
Maruha Nichiro Corp.	117,000	2,092,045
MARUKA FURUSATO Corp.	27,000	658,020
Maruwa Co. Ltd.(1)	200	25,159
Maruzen Showa Unyu Co. Ltd.	12,500	285,435
Maxell Ltd.	176,100	1,867,797
Mazda Motor Corp.	600	5,314
Mebuki Financial Group, Inc.	929,500	1,781,451
Media Do Co. Ltd.	4,100	60,308
Megmilk Snow Brand Co. Ltd.	138,700	1,709,478
Meidensha Corp.	4,100	58,770
Meiji Shipping Co. Ltd.(1)	19,500	114,568
Meiko Electronics Co. Ltd.(1)	52,400	1,217,353
Meisei Industrial Co. Ltd.	3,800	20,438
Meiwa Corp.(1)	5,900	33,699
Micronics Japan Co. Ltd.	55,100	564,424
Mikuni Corp.(1)	22,300	52,702
Mimasu Semiconductor Industry Co. Ltd.	44,900	682,819
Ministop Co. Ltd.(1)	6,600	66,984
Miraial Co. Ltd.	17,900	251,776
Mirait One Corp.	140,800	1,582,461
Mitsuba Corp.	58,600	186,246
Mitsubishi Research Institute, Inc.	23,200	694,532
Mitsubishi Shokuhin Co. Ltd.	66,200	1,624,936
Mitsubishi Steel Manufacturing Co. Ltd.	26,000	193,063
Mitsui Chemicals, Inc.	60,100	1,350,178
Mitsui Matsushima Holdings Co. Ltd.(1)	49,700	1,301,281
Mitsui Mining & Smelting Co. Ltd.	233,900	5,523,689
Mitsui-Soko Holdings Co. Ltd.	75,800	1,832,096
Miyaji Engineering Group, Inc.	700	15,972
Miyazaki Bank Ltd.	10,600	169,414
Mizuho Leasing Co. Ltd.	82,700	1,997,515
Mizuho Medy Co. Ltd.(1)	19,300	413,709
Mizuno Corp.	38,500	740,740
Monex Group, Inc.(1)	453,600	1,617,674
Morinaga Milk Industry Co. Ltd.	101,100	3,091,164
MrMax Holdings Ltd.	3,100	14,119
Musashino Bank Ltd.	17,300	210,871
Nabtesco Corp.	40,800	966,169
Nachi-Fujikoshi Corp.	55,500	1,505,831
Nafco Co. Ltd.(1)	5,100	59,170
Nagano Keiki Co. Ltd.(1)	7,300	57,471
Nagase & Co. Ltd.	4,200	60,273
Nanto Bank Ltd.	7,100	100,063
NEC Capital Solutions Ltd.	17,000	262,392
Neturen Co. Ltd.	10,700	52,728
NHK Spring Co. Ltd.	221,800	1,498,035
Nichias Corp.	119,200	2,058,521
Nichiha Corp.	45,900	914,684
Nichireki Co. Ltd.	33,200	324,515
Nihon Chouzai Co. Ltd.	14,700	141,418

Avantis International Small Cap Value ETF
	Shares	Value
Nihon Dempa Kogyo Co. Ltd.	68,000	$738,928
Nihon Flush Co. Ltd.	3,600	24,541
Nihon House Holdings Co. Ltd.	33,600	102,510
Nihon Tokushu Toryo Co. Ltd.	1,200	8,153
Nikkon Holdings Co. Ltd.	104,200	1,763,786
Nippn Corp.	33,900	382,346
Nippon Chemi-Con Corp.(2)	73,300	960,672
Nippon Chemical Industrial Co. Ltd.	8,000	121,084
Nippon Coke & Engineering Co. Ltd.	617,300	446,705
Nippon Denko Co. Ltd.	24,100	63,970
Nippon Densetsu Kogyo Co. Ltd.	70,200	903,263
Nippon Electric Glass Co. Ltd.	250,000	4,708,235
Nippon Kodoshi Corp.(1)	6,600	103,308
Nippon Koei Co. Ltd.	26,100	668,365
Nippon Light Metal Holdings Co. Ltd.	83,410	959,759
Nippon Paper Industries Co. Ltd.	311,100	2,029,893
Nippon Pillar Packing Co. Ltd.	32,900	612,380
Nippon Seiki Co. Ltd.	2,100	12,414
Nippon Seisen Co. Ltd.(1)	3,000	100,654
Nippon Shokubai Co. Ltd.	80,000	3,172,294
Nippon Soda Co. Ltd.	29,900	988,723
Nippon Steel Trading Corp.	17,600	677,154
Nippon Suisan Kaisha Ltd.	996,400	4,077,315
Nippon Television Holdings, Inc.	77,000	654,315
Nippon Thompson Co. Ltd.	97,400	400,010
Nippon Yakin Kogyo Co. Ltd.(1)	27,510	567,969
Nipro Corp.	446,200	3,632,626
Nishi-Nippon Financial Holdings, Inc.	234,900	1,246,278
Nishimatsu Construction Co. Ltd.(1)	42,900	1,245,781
Nishio Rent All Co. Ltd.	70,100	1,462,488
Nissan Shatai Co. Ltd.	18,000	99,467
Nissha Co. Ltd.	32,100	417,425
Nisshinbo Holdings, Inc.	381,500	2,952,234
Nissin Electric Co. Ltd.	24,600	262,158
Nittetsu Mining Co. Ltd.	10,000	442,840
Nitto Kogyo Corp.(1)	13,600	250,892
Nittoc Construction Co. Ltd.	100	648
Nojima Corp.	96,200	1,938,157
NOK Corp.	237,400	2,109,945
Noritake Co. Ltd./Nagoya Japan	4,900	147,280
North Pacific Bank Ltd.	239,300	396,098
NS United Kaiun Kaisha Ltd.	31,600	1,089,749
NTN Corp.(2)	216,700	410,204
Ogaki Kyoritsu Bank Ltd.	14,800	183,572
Okamoto Machine Tool Works Ltd.	2,800	80,721
Okasan Securities Group, Inc.	15,100	36,208
Oki Electric Industry Co. Ltd.	184,700	996,698
Okumura Corp.	84,100	1,771,393
Okuwa Co. Ltd.(1)	26,100	170,629
Olympic Group Corp.	2,700	11,582
Onoken Co. Ltd.	28,300	302,030

Avantis International Small Cap Value ETF
	Shares	Value
Organo Corp.	11,700	$778,235
Orient Corp.	1,911,400	1,671,538
Oriental Shiraishi Corp.	50,000	90,437
Osaka Soda Co. Ltd.(1)	48,000	1,302,813
OSAKA Titanium Technologies Co. Ltd.(2)	84,200	1,919,716
Pacific Industrial Co. Ltd.	204,900	1,595,384
Pasco Corp.	500	4,726
Pegasus Sewing Machine Manufacturing Co. Ltd.	5,800	36,189
Penta-Ocean Construction Co. Ltd.	227,600	1,201,119
Press Kogyo Co. Ltd.	408,400	1,291,752
Pressance Corp.	10,100	109,211
Prima Meat Packers Ltd.	53,500	835,061
PS Mitsubishi Construction Co. Ltd.	16,200	75,645
Raiznext Corp.	18,700	161,458
Rasa Industries Ltd.	6,300	107,991
Raysum Co. Ltd.	15,400	176,525
Relia, Inc.	27,600	200,250
Rengo Co. Ltd.	626,700	3,692,212
Resorttrust, Inc.	249,800	4,008,568
Restar Holdings Corp.	9,800	144,399
Ricoh Leasing Co. Ltd.	51,800	1,333,381
Riken Corp.	3,800	65,688
Riken Technos Corp.	14,500	54,153
Roland DG Corp.	800	18,764
Ryobi Ltd.	24,000	222,885
Ryoden Corp.	3,000	35,337
Sakai Chemical Industry Co. Ltd.	30,000	423,408
Sakura Internet, Inc.	500	2,079
Sala Corp.	19,300	112,763
San-In Godo Bank Ltd.	73,900	363,342
Sanei Architecture Planning Co. Ltd.(1)	1,800	21,243
Sankyu, Inc.	89,500	2,752,776
Sanwa Holdings Corp.	399,300	3,951,052
Sanyo Chemical Industries Ltd.(1)	13,700	468,093
Sanyo Denki Co. Ltd.	3,700	143,991
Sanyo Special Steel Co. Ltd.	16,700	251,017
Sawai Group Holdings Co. Ltd.	4,200	124,121
SBS Holdings, Inc.	19,300	399,533
Scroll Corp.(1)	49,300	277,778
Seed Co. Ltd.	5,000	20,859
Seikitokyu Kogyo Co. Ltd.	6,400	34,887
Seiko Holdings Corp.	92,600	1,908,110
Seino Holdings Co. Ltd.	129,900	1,031,516
Senko Group Holdings Co. Ltd.	285,300	1,949,185
Senshu Electric Co. Ltd.	10,700	428,998
Senshu Ikeda Holdings, Inc.	384,900	611,255
Shibaura Mechatronics Corp.	12,200	1,006,205
Shibuya Corp.	4,700	84,520
Shinagawa Refractories Co. Ltd.	1,700	46,371
Shindengen Electric Manufacturing Co. Ltd.	6,200	162,353
Shinmaywa Industries Ltd.	185,900	1,416,753

Avantis International Small Cap Value ETF
	Shares	Value
Shinnihon Corp.	8,600	$45,207
Shinoken Group Co. Ltd.(1)	7,800	89,312
Shinsei Bank Ltd.(1)	1,100	15,490
Shinsho Corp.	700	20,947
Sinfonia Technology Co. Ltd.	26,900	291,513
SK-Electronics Co. Ltd.	200	2,019
SKY Perfect JSAT Holdings, Inc.	641,900	2,551,055
Sodick Co. Ltd.	92,100	533,285
Soken Chemical & Engineering Co. Ltd.	1,300	18,086
St-Care Holding Corp.	12,200	76,913
Star Micronics Co. Ltd.	115,500	1,518,806
Starts Corp., Inc.	98,600	1,894,173
Starzen Co. Ltd.	8,100	123,112
Stella Chemifa Corp.	8,000	162,252
Studio Alice Co. Ltd.(1)	10,800	172,593
Sumida Corp.	13,400	93,090
Sumitomo Densetsu Co. Ltd.	16,900	319,147
Sumitomo Heavy Industries Ltd.	333,300	6,996,310
Sumitomo Mitsui Construction Co. Ltd.	111,900	372,789
Sumitomo Osaka Cement Co. Ltd.(1)	96,000	2,431,703
Sumitomo Riko Co. Ltd.	57,500	240,171
Sumitomo Rubber Industries Ltd.	452,100	3,879,499
Sumitomo Seika Chemicals Co. Ltd.	7,600	170,139
Sumitomo Warehouse Co. Ltd.	50,200	787,750
Sun Frontier Fudousan Co. Ltd.	91,300	787,663
Sun-Wa Technos Corp.	1,700	17,225
Suncall Corp.	18,200	95,318
Suruga Bank Ltd.	444,600	1,198,276
Suzuken Co. Ltd.	64,300	1,540,971
SWCC Showa Holdings Co. Ltd.	53,000	694,347
T RAD Co. Ltd.	4,600	92,102
T-Gaia Corp.	4,800	57,071
Tachibana Eletech Co. Ltd.	8,600	100,568
Taihei Dengyo Kaisha Ltd.	4,100	104,711
Taiheiyo Cement Corp.	385,300	5,768,494
Taiho Kogyo Co. Ltd.	22,800	115,114
Takamatsu Construction Group Co. Ltd.	5,400	74,222
Takamiya Co. Ltd.	1,600	4,850
Takaoka Toko Co. Ltd.	6,600	91,227
Takara Leben Co. Ltd.	107,600	292,685
Takara Standard Co. Ltd.	63,900	607,183
Takasago International Corp.	16,600	330,446
Takasago Thermal Engineering Co. Ltd.	46,900	554,132
Take & Give Needs Co. Ltd.(2)	11,000	125,172
Tama Home Co. Ltd.(1)	56,600	954,253
Teijin Ltd.	620,800	6,563,394
Tera Probe, Inc.	2,600	26,471
Tess Holdings Co. Ltd.(1)	12,800	110,378
Toa Corp. (Tokyo)	55,100	966,818
TOA ROAD Corp.	500	21,160
Toagosei Co. Ltd.	8,800	68,564

Avantis International Small Cap Value ETF
	Shares	Value
Toda Corp.(1)	1,800	$8,880
Toho Titanium Co. Ltd.(1)	2,400	38,017
TOKAI Holdings Corp.	268,300	1,714,742
Tokai Rika Co. Ltd.	1,400	15,029
Tokuyama Corp.	227,500	2,996,420
Tokyo Electron Device Ltd.	11,300	477,276
Tokyo Kiraboshi Financial Group, Inc.	57,200	922,457
Tokyo Rope Manufacturing Co. Ltd.(1)	10,400	75,182
Tokyo Seimitsu Co. Ltd.	118,700	3,954,046
Tokyo Steel Manufacturing Co. Ltd.	221,200	2,343,651
Tokyo Tatemono Co. Ltd.	392,700	5,886,481
Tokyu Construction Co. Ltd.	303,600	1,428,083
Tokyu Fudosan Holdings Corp.	5,200	27,944
Tomen Devices Corp.	2,200	89,217
TOMONY Holdings, Inc.	16,700	37,848
Tomy Co. Ltd.	113,200	1,073,115
Topre Corp.	83,900	747,377
Torishima Pump Manufacturing Co. Ltd.	1,600	16,857
Totech Corp.(1)	2,100	53,471
Towa Bank Ltd.	11,900	45,031
Towa Corp.	37,000	494,052
Toyo Engineering Corp.(2)	38,200	189,214
Toyo Ink SC Holdings Co. Ltd.	24,100	330,490
Toyo Kanetsu KK	5,500	103,196
Toyo Seikan Group Holdings Ltd.	437,900	5,182,058
Toyo Tire Corp.	220,400	2,671,195
Toyobo Co. Ltd.	268,000	2,030,616
Toyoda Gosei Co. Ltd.	156,300	2,719,241
Toyota Boshoku Corp.	157,000	2,280,055
TPR Co. Ltd.	27,900	255,475
Transcosmos, Inc.	69,100	1,906,012
TRE Holdings Corp.	40	490
Tsubakimoto Chain Co.	72,900	1,684,544
Tsugami Corp.	110,800	991,432
Tsukuba Bank Ltd.	38,600	54,213
Tsuzuki Denki Co. Ltd.	200	1,948
TV Asahi Holdings Corp.	58,700	611,678
Tv Tokyo Holdings Corp.	6,600	93,044
UACJ Corp.	38,900	671,639
Ube Industries Ltd.	344,900	5,081,896
Uchida Yoko Co. Ltd.	5,500	197,015
Ulvac, Inc.	50,300	1,950,440
Unipres Corp.	71,400	491,918
Unitika Ltd.(2)	43,200	80,347
Univance Corp.(1)	29,200	84,927
Valor Holdings Co. Ltd.	117,500	1,497,896
Valqua Ltd.	2,300	44,686
VINX Corp.	1,500	16,166
VT Holdings Co. Ltd.	146,600	507,627
Wakachiku Construction Co. Ltd.	5,100	90,870
Wakita & Co. Ltd.	66,000	530,833

Avantis International Small Cap Value ETF
	Shares	Value
Warabeya Nichiyo Holdings Co. Ltd.	34,100	$555,065
YAMABIKO Corp.	22,100	180,413
Yamada Holdings Co. Ltd.	13,640	47,209
Yamaguchi Financial Group, Inc.(1)	111,800	613,412
Yamaichi Electronics Co. Ltd.	58,500	865,846
Yamazen Corp.	132,000	883,924
Yellow Hat Ltd.	6,500	83,920
Yodogawa Steel Works Ltd.	9,500	170,846
Yokogawa Bridge Holdings Corp.	70,800	989,969
Yokohama Rubber Co. Ltd.	345,200	5,645,644
Yokorei Co. Ltd.	79,500	527,198
Yorozu Corp.	4,500	28,853
Yotai Refractories Co. Ltd.	2,400	24,054
Yuasa Trading Co. Ltd.	49,800	1,254,657
Yurtec Corp.	7,400	39,816
Zeon Corp.	219,500	2,105,943
		450,966,124
Netherlands — 1.9%
AerCap Holdings NV(2)	159,883	7,042,846
Arcadis NV	806	25,695
ASR Nederland NV	218,541	8,919,584
Boskalis Westminster	89,583	2,971,375
Flow Traders	42,345	847,353
ForFarmers NV(1)	33,946	95,669
Heijmans NV, CVA	108,545	1,126,848
Just Eat Takeaway.com NV(2)	18,788	312,547
Koninklijke BAM Groep NV(2)	802,873	2,140,065
OCI NV	150,269	5,641,524
PostNL NV(1)	813,567	1,733,601
SIF Holding NV	285	2,911
Sligro Food Group NV(2)	1,259	20,855
TKH Group NV	39,638	1,382,876
		32,263,749
New Zealand — 0.8%
Air New Zealand Ltd.(2)	13,671,732	5,649,552
Channel Infrastructure NZ Ltd.(2)	201,543	166,462
Heartland Group Holdings Ltd.	6,172	6,815
KMD Brands Ltd.	813,699	535,762
Oceania Healthcare Ltd.	3,300,723	1,994,512
SKYCITY Entertainment Group Ltd.	2,581,167	4,490,213
Warehouse Group Ltd.	16,193	32,560
		12,875,876
Norway — 2.1%
2020 Bulkers Ltd.(1)(2)	30,242	269,258
ABG Sundal Collier Holding ASA	456,965	268,092
Belships ASA	96,422	144,369
Bonheur ASA	6,255	234,148
BW Energy Ltd.(2)	142,484	355,315
BW LPG Ltd.	356,424	2,316,861
BW Offshore Ltd.	579,931	1,571,357
DNO ASA	2,010,345	2,856,332

Avantis International Small Cap Value ETF
	Shares	Value
Golden Ocean Group Ltd.	316,268	$2,980,838
Hafnia Ltd.	54,716	244,316
Kid ASA	52,924	475,929
Komplett Bank ASA(2)	51,670	30,734
Kongsberg Automotive ASA(1)(2)	1,245,534	317,182
MPC Container Ships ASA	784,180	1,616,700
Norwegian Energy Co. ASA(2)	13,725	492,558
Odfjell Drilling Ltd.(2)	364,708	990,642
Odfjell Technology Ltd.(2)	45	113
OKEA ASA	12,489	64,862
Panoro Energy ASA(2)	13,512	40,087
Petronor E&P ASA(2)	8,608	746
PGS ASA(1)(2)	4,034,085	3,283,366
Protector Forsikring ASA	38,929	466,031
Rana Gruber ASA	6,421	27,904
Scatec ASA	62,591	634,897
SpareBank 1 Nord Norge	347,847	3,135,315
SpareBank 1 SMN	172,072	2,095,074
Sparebanken Vest	58,146	517,345
Stolt-Nielsen Ltd.	80,383	1,717,742
Subsea 7 SA	690,317	6,196,906
Wallenius Wilhelmsen ASA	363,960	2,049,072
		35,394,091
Portugal — 0.3%
Altri SGPS SA	523,406	2,953,276
Corticeira Amorim SGPS SA	645	6,514
CTT-Correios de Portugal SA(1)	255,358	831,768
Greenvolt-Energias Renovaveis SA(2)	2,325	22,460
Mota-Engil SGPS SA(1)	250,341	301,638
NOS SGPS SA	62,748	231,291
Sonae SGPS SA	12,843	12,909
		4,359,856
Singapore — 2.1%
Aztech Global Ltd.(1)	10,000	6,324
Banyan Tree Holdings Ltd.(2)	67,500	14,213
Boustead Singapore Ltd.	18,200	11,784
BRC Asia Ltd.	7,900	9,604
Bumitama Agri Ltd.	1,717,200	767,165
China Sunsine Chemical Holdings Ltd.	1,435,600	493,537
Chip Eng Seng Corp. Ltd.	274,900	130,693
Dyna-Mac Holdings Ltd.(1)(2)	717,900	101,301
First Resources Ltd.	1,560,400	1,681,958
Food Empire Holdings Ltd.	53,700	20,151
Geo Energy Resources Ltd.(1)	4,567,500	1,254,377
Golden Agri-Resources Ltd.	41,800,800	8,379,752
Hong Fok Corp. Ltd.(1)	104,800	79,334
Hong Leong Asia Ltd.(1)	179,100	96,048
Hour Glass Ltd.	273,800	453,917
Hutchison Port Holdings Trust, U Shares	23,259,900	4,991,040
Indofood Agri Resources Ltd.	191,900	43,219
InnoTek Ltd.	91,000	31,244

Avantis International Small Cap Value ETF
	Shares	Value
ISDN Holdings Ltd.(1)	2,016,400	$682,973
Japfa Ltd.(1)	2,065,800	886,280
Jiutian Chemical Group Ltd.(1)	9,280,000	615,411
Medtecs International Corp. Ltd.	1,417,400	158,659
Mewah International, Inc.	120,500	29,616
QAF Ltd.	46,100	28,206
Riverstone Holdings Ltd.(1)	3,181,800	1,640,319
Samudera Shipping Line Ltd.	648,700	462,482
Singapore Post Ltd.	2,063,100	855,205
Tuan Sing Holdings Ltd.(1)	1,652,390	436,474
UG Healthcare Corp. Ltd.	356,100	53,427
Yangzijiang Financial Holding Ltd.(2)	2,550,300	682,262
Yangzijiang Shipbuilding Holdings Ltd.	10,386,300	7,198,079
Yanlord Land Group Ltd.	3,645,600	2,683,005
		34,978,059
Spain — 1.7%
Acerinox SA	506,176	4,579,790
Almirall SA	11,427	103,084
Amper SA(2)	1,097,654	194,695
Atresmedia Corp. de Medios de Comunicacion SA(1)	169,927	465,361
Banco de Sabadell SA	10,809,307	7,433,926
Bankinter SA	973,935	4,991,211
Construcciones y Auxiliar de Ferrocarriles SA	30,039	869,219
Deoleo SA(1)(2)	356,161	102,097
Ence Energia y Celulosa SA	84,262	298,264
Ercros SA	82,553	253,555
Fomento de Construcciones y Contratas SA	15	135
Gestamp Automocion SA	566,903	2,075,625
Laboratorios Farmaceuticos Rovi SA	37,304	1,831,256
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	64,629	69,837
Mediaset Espana Comunicacion SA(2)	77,153	214,610
Melia Hotels International SA(2)	197,205	1,195,967
Miquel y Costas & Miquel SA	467	6,032
Neinor Homes SA	51,163	524,857
Pharma Mar SA	6,627	385,993
Prosegur Cia de Seguridad SA	396,671	730,431
Sacyr SA(1)	708,033	1,583,795
Unicaja Banco SA	1	1
		27,909,741
Sweden — 5.1%
Arise AB(2)	16,414	117,239
Atrium Ljungberg AB, B Shares	23,263	337,179
Avanza Bank Holding AB(1)	97,198	1,557,988
Bahnhof AB, B Shares	3,602	12,164
BE Group AB	13,128	125,361
Better Collective A/S(2)	14,769	202,375
Bilia AB, A Shares	344,589	4,287,024
BillerudKorsnas AB	259,747	3,377,380
Biotage AB	22,939	385,887
Bonava AB, B Shares	219,962	787,328
Boozt AB(1)(2)	300	1,759

Avantis International Small Cap Value ETF
	Shares	Value
Bure Equity AB	152,161	$3,005,503
Byggmax Group AB	171,674	705,343
Camurus AB(2)	3,636	75,667
Catena Media PLC(1)(2)	353,519	1,062,377
Cibus Nordic Real Estate AB	140,335	2,234,781
Clas Ohlson AB, B Shares	236,552	2,133,756
Cloetta AB, B Shares	527,436	922,059
Collector Bank AB(2)	222,047	708,217
Corem Property Group AB, B Shares	423,419	493,793
Dios Fastigheter AB	316,355	2,341,628
Electrolux Professional AB, B Shares	403,469	2,004,380
Elekta AB, B Shares	3,828	21,944
G5 Entertainment AB(1)	23,843	393,387
GARO AB	14,419	156,736
Hoist Finance AB(1)(2)	190,033	575,340
Hufvudstaden AB, A Shares	269,839	3,214,641
JM AB	137,094	2,356,988
Kopparbergs Bryggeri AB, B Shares	12,361	174,861
Loomis AB	309,629	8,364,172
Maha Energy AB(1)(2)	107,389	123,708
MEKO AB	126,997	1,159,885
MIPS AB	22,650	1,020,651
Modern Times Group MTG AB, B Shares(2)	163,207	1,429,143
Mycronic AB	106,156	1,258,901
NCC AB, B Shares	251,936	2,371,296
Net Insight AB, B Shares(2)	206,751	101,023
New Wave Group AB, B Shares	151,712	2,440,210
Nobia AB	229,259	590,456
NP3 Fastigheter AB	231	5,054
Nyfosa AB	463,483	3,893,550
Pandox AB(2)	317,403	3,923,998
Paradox Interactive AB(1)	150,402	2,364,413
Peab AB, Class B	634,632	3,907,498
RaySearch Laboratories AB(2)	37,992	177,843
Resurs Holding AB	614,496	1,309,293
Saab AB, B Shares	186,899	6,243,752
Scandi Standard AB(2)	306,021	1,349,744
SkiStar AB	83,042	1,068,567
Storytel AB(2)	4,814	20,880
Tethys Oil AB	68,999	412,914
Troax Group AB	4	65
Truecaller AB, B Shares(2)	193,736	1,018,511
Wihlborgs Fastigheter AB	904,779	6,481,596
		84,810,208
Switzerland — 4.3%
ALSO Holding AG(2)	13,576	2,256,914
Arbonia AG	62,992	825,675
Autoneum Holding AG(1)	22,650	2,539,228
Bell Food Group AG	4,474	1,172,165
Bellevue Group AG	547	17,816
Bobst Group SA	43,897	3,536,899

Avantis International Small Cap Value ETF
	Shares	Value
Bucher Industries AG	2,032	$723,986
Burckhardt Compression Holding AG	13,354	5,592,238
Cembra Money Bank AG	148,977	10,047,429
Coltene Holding AG(2)	5,166	441,760
dormakaba Holding AG	38	15,936
EFG International AG(2)	490,560	4,122,435
Forbo Holding AG	1,075	1,341,429
GAM Holding AG(2)	225,677	224,066
Gurit Holding AG, Bearer Shares(1)	8,294	868,265
Huber + Suhner AG	34,655	2,886,389
Implenia AG(2)	20,407	602,695
Leonteq AG	63,856	3,626,011
Liechtensteinische Landesbank AG	5,832	332,983
Mobimo Holding AG	7,077	1,737,339
OC Oerlikon Corp. AG	705,180	5,150,976
Orior AG	17,102	1,336,571
Rieter Holding AG	7,404	755,944
Schweizerische Nationalbank(1)	3	16,961
St Galler Kantonalbank AG	3,040	1,429,738
Sulzer AG	52,708	3,145,553
Swiss Steel Holding AG(2)	2,052,704	610,729
Swissquote Group Holding SA	56,290	6,245,092
u-blox Holding AG(2)	18,949	2,626,292
V-ZUG Holding AG(2)	762	59,966
Valiant Holding AG	42,541	4,030,711
Valora Holding AG	7,704	2,040,902
Zehnder Group AG	35,507	2,097,619
		72,458,712
United Kingdom — 14.3%
AG Barr PLC	11,470	67,158
Anglo Asian Mining PLC	160,594	149,158
Anglo Pacific Group PLC	31,308	59,940
Atalaya Mining PLC	166,337	429,683
Bank of Georgia Group PLC	90,419	2,099,872
Berkeley Group Holdings PLC	177,308	7,505,992
Biffa PLC	79,689	371,971
Brewin Dolphin Holdings PLC	400,637	2,382,260
Britvic PLC	95,651	869,294
Capricorn Energy PLC(1)(2)	330,167	889,920
Centamin PLC	3,004,370	3,150,731
Central Asia Metals PLC	434,307	1,156,355
Close Brothers Group PLC	372,177	4,403,033
CMC Markets PLC	363,520	969,537
Coats Group PLC	3,493,432	2,434,815
Computacenter PLC	169,154	4,845,716
ContourGlobal PLC	192,848	576,461
Crest Nicholson Holdings PLC	623,894	1,695,567
Devro PLC	322,494	697,502
Direct Line Insurance Group PLC	2,793,553	6,653,561
Drax Group PLC	1,040,318	7,673,972
Dunelm Group PLC	136,679	1,090,845

Avantis International Small Cap Value ETF
	Shares	Value
EnQuest PLC(2)	4,704,729	$1,632,475
Essentra PLC	12,262	28,225
Ferrexpo PLC	697,692	1,200,108
Firstgroup PLC(1)	1,856,815	2,473,023
Forterra PLC	375,168	1,151,171
Foxtons Group PLC	91,059	39,334
Frasers Group PLC(2)	483,368	4,500,698
Genel Energy PLC	77,741	128,151
Georgia Capital PLC(2)	7,564	60,015
Go-Ahead Group PLC(2)	86,720	1,555,655
Grafton Group PLC	315,635	2,649,442
Greggs PLC	228,479	4,883,869
Gulf Keystone Petroleum Ltd.	417,308	1,168,368
Gym Group PLC(2)	37,455	62,781
Halfords Group PLC	381,593	576,869
Hargreaves Lansdown PLC	469,037	4,440,456
Helios Towers PLC(2)	29,532	42,321
Hikma Pharmaceuticals PLC	335,193	5,108,570
Hill & Smith Holdings PLC	44,644	539,341
Hochschild Mining PLC	909,421	684,708
Howden Joinery Group PLC	1,313,322	8,683,507
Hunting PLC	128,039	428,249
Hurricane Energy PLC(2)	1,022,797	87,233
Ibstock PLC	793,994	1,745,148
IG Group Holdings PLC	921,227	8,742,423
Inchcape PLC	827,722	7,268,359
Indivior PLC(2)	1,024,496	3,432,783
IntegraFin Holdings PLC	49,423	154,066
Intermediate Capital Group PLC	475,600	7,518,172
International Personal Finance PLC	50,695	58,921
Investec PLC	1,067,118	5,129,358
IP Group PLC	2,156,004	1,749,828
J Sainsbury PLC	270,408	638,260
Jadestone Energy PLC	36,122	36,504
Johnson Matthey PLC	472,209	11,017,018
Jubilee Metals Group PLC(2)	779,435	106,854
Just Group PLC	814,485	680,128
Keller Group PLC	155,110	1,262,504
Lookers PLC	276,034	261,416
Luceco PLC	2,439	2,219
Luxfer Holdings PLC	414	6,810
M&G PLC	2,281,037	5,176,664
Man Group PLC	2,513,505	7,102,831
Marks & Spencer Group PLC(2)	5,261,691	7,435,312
Mediclinic International PLC	453,101	2,632,934
Mitchells & Butlers PLC(2)	107,415	192,107
Mitie Group PLC	1,149,194	965,139
Molten Ventures PLC(2)	235,011	1,014,704
Morgan Sindall Group PLC	26,848	536,013
MP Evans Group PLC	2,787	26,213
N Brown Group PLC(2)	181,281	52,734

Avantis International Small Cap Value ETF
	Shares	Value
Ninety One PLC	880,883	$2,018,058
OSB Group PLC	621,292	3,961,179
Pagegroup PLC	579,420	2,910,292
Pan African Resources PLC	3,481,329	739,469
Paragon Banking Group PLC	412,093	2,561,487
PayPoint PLC	19,404	144,509
Petra Diamonds Ltd.(2)	25,308	28,896
Plus500 Ltd.	285,064	5,617,485
Provident Financial PLC	707,991	1,416,725
PZ Cussons PLC	493,679	1,113,207
Rathbones Group PLC	69,063	1,443,713
Reach PLC	527,385	453,362
Redde Northgate PLC	597,736	2,372,554
Redrow PLC	203,023	1,192,649
Rhi Magnesita NV	22,539	472,313
Royal Mail PLC	1,582,009	5,047,621
Savills PLC	258,980	2,844,234
Senior PLC(2)	407,863	614,976
Serica Energy PLC	435,258	1,884,222
Speedy Hire PLC	1,235,865	586,643
Spire Healthcare Group PLC(2)	445,008	1,198,922
St. James's Place PLC	428,859	5,489,371
SThree PLC	291,685	1,190,699
Superdry PLC(2)	157,134	228,419
Synthomer PLC	250,027	570,855
Tate & Lyle PLC	1,139,021	10,086,290
TBC Bank Group PLC	73,777	1,518,976
TI Fluid Systems PLC	250,921	425,275
Tremor International Ltd.(1)(2)	72,792	278,007
Vertu Motors PLC	555,720	313,050
Virgin Money UK PLC	2,792,805	4,829,012
Vistry Group PLC	420,995	3,770,332
Wickes Group PLC	499,885	693,017
Yellow Cake PLC(2)	512,433	2,498,377
		237,757,530
United States — 0.1%
ADTRAN Holdings, Inc.	79,452	1,836,442
Cazoo Group Ltd.(2)	376	254
		1,836,696
TOTAL COMMON STOCKS (Cost $1,887,598,596)		1,661,876,001
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2)	7,122	3,387
Italy†
Webuild SpA(1)(2)	35,053	49,493
TOTAL WARRANTS (Cost $—)		52,880
RIGHTS†
Germany†
7C Solarparken AG(2) (Cost $—)	26,014	475

Avantis International Small Cap Value ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 3.6%
Money Market Funds — 3.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,863,247	$16,863,247
State Street Navigator Securities Lending Government Money Market Portfolio(3)	42,560,887	42,560,887
TOTAL SHORT-TERM INVESTMENTS (Cost $59,424,134)		59,424,134
TOTAL INVESTMENT SECURITIES — 103.2% (Cost $1,947,022,730)		1,721,353,490
OTHER ASSETS AND LIABILITIES — (3.2)%		(52,845,043)
TOTAL NET ASSETS — 100.0%		$1,668,508,447

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	20.4%
Financials	19.2%
Materials	18.4%
Consumer Discretionary	12.8%
Energy	10.4%
Consumer Staples	4.8%
Information Technology	4.0%
Real Estate	3.1%
Communication Services	2.4%
Health Care	2.1%
Utilities	2.0%
Short-Term Investments	3.6%
Other Assets and Liabilities	(3.2)%

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $86,011,273. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $92,245,596, which includes securities collateral of $49,684,709.

See Notes to Financial Statements.

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF
Assets
Investment securities, at value (cost of $1,444,050,932 and $148,901,335, respectively) — including $71,542,673 and $3,952,104, respectively of securities on loan	$1,317,924,091	$129,199,174
Investment made with cash collateral received for securities on loan, at value (cost of $22,098,803 and $1,884,533, respectively)	22,098,803	1,884,533
Total investment securities, at value (cost of $1,466,149,735 and $150,785,868, respectively)	1,340,022,894	131,083,707
Foreign currency holdings, at value (cost of $442,198 and $1,014,832, respectively)	441,657	1,014,858
Receivable for investments sold	42,169	13,005
Dividends and interest receivable	7,936,286	653,545
Securities lending receivable	148,583	11,575
	1,348,591,589	132,776,690

Liabilities
Payable for collateral received for securities on loan	22,098,803	1,884,533
Payable for investments purchased	95,452	1,299,297
Accrued management fees	365,619	37,090
Accrued foreign taxes	3,635,854	—
	26,195,728	3,220,920

Net Assets	$1,322,395,861	$129,555,770

Shares outstanding (unlimited number of shares authorized)	25,600,000	3,080,000

Net Asset Value Per Share	$51.66	$42.06

Net Assets Consist of:
Capital paid in	$1,468,261,858	$148,327,804
Distributable earnings	(145,865,997)	(18,772,034)
	$1,322,395,861	$129,555,770
See Notes to Financial Statements.

AUGUST 31, 2022
	Avantis International Equity ETF	Avantis International Large Cap Value ETF
Assets
Investment securities, at value (cost of $1,627,975,845 and $69,367,279, respectively) — including $98,429,673 and $1,331,726, respectively of securities on loan	$1,498,884,454	$64,050,571
Investment made with cash collateral received for securities on loan, at value (cost of $51,033,501 and $1,069,229, respectively)	51,033,501	1,069,229
Total investment securities, at value (cost of $1,679,009,346 and $70,436,508, respectively)	1,549,917,955	65,119,800
Cash	3,805	—
Foreign currency holdings, at value (cost of $218,186 and $7,682, respectively)	216,490	7,675
Receivable for investments sold	10,189	—
Dividends and interest receivable	5,717,960	255,787
Securities lending receivable	75,578	1,295
	1,555,941,977	65,384,557

Liabilities
Payable for collateral received for securities on loan	51,033,501	1,069,229
Payable for investments purchased	6,185	3,911,987
Accrued management fees	300,975	11,527
	51,340,661	4,992,743

Net Assets	$1,504,601,316	$60,391,814

Shares outstanding (unlimited number of shares authorized)	29,750,000	1,440,000

Net Asset Value Per Share	$50.57	$41.94

Net Assets Consist of:
Capital paid in	$1,647,099,422	$67,122,856
Distributable earnings	(142,498,106)	(6,731,042)
	$1,504,601,316	$60,391,814

See Notes to Financial Statements.

AUGUST 31, 2022
Avantis International Small Cap Value ETF
Assets
Investment securities, at value (cost of $1,904,461,843) — including $86,011,273 of securities on loan	$1,678,792,603
Investment made with cash collateral received for securities on loan, at value (cost of $42,560,887)	42,560,887
Total investment securities, at value (cost of $1,947,022,730)	1,721,353,490
Foreign currency holdings, at value (cost of $194,574)	199,841
Receivable for investments sold	16,426
Receivable for capital shares sold	17,619,876
Dividends and interest receivable	5,327,101
Securities lending receivable	118,189
1,744,634,923

Liabilities
Payable for collateral received for securities on loan	42,560,887
Payable for investments purchased	33,050,934
Accrued management fees	514,655
76,126,476

Net Assets	$1,668,508,447

Shares outstanding (unlimited number of shares authorized)	31,410,000

Net Asset Value Per Share	$53.12

Net Assets Consist of:
Capital paid in	$1,984,444,031
Distributable earnings	(315,935,584)
$1,668,508,447

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,672,517 and $581,477, respectively)	$43,916,068	$4,053,556
Securities lending, net	656,643	39,408
Interest	4,289	535
	44,577,000	4,093,499

Expenses:
Management fees	3,562,047	262,082
Other expenses	8,690	1,725
	3,570,737	263,807

Net investment income (loss)	41,006,263	3,829,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $13,775 and $—, respectively)	(25,746,565)	(1,254,150)
Futures contract transactions	—	559
Foreign currency translation transactions	(507,796)	(95,213)
	(26,254,361)	(1,348,804)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(285,973) and $—, respectively)	(259,013,096)	(19,702,161)
Translation of assets and liabilities in foreign currencies	(86,131)	(12,416)
	(259,099,227)	(19,714,577)

Net realized and unrealized gain (loss)	(285,353,588)	(21,063,381)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(244,347,325)	$(17,233,689)
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis International Equity ETF	Avantis International Large Cap Value ETF(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,302,953 and $115,881, respectively)	$43,741,005	$1,270,624
Securities lending, net	634,253	4,386
Interest	7,931	1,521
	44,383,189	1,276,531

Expenses:
Management fees	2,893,435	65,598
Other expenses	6,433	460
	2,899,868	66,058

Net investment income (loss)	41,483,321	1,210,473

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(11,901,365)	(1,693,451)
Foreign currency translation transactions	(505,205)	(20,577)
	(12,406,570)	(1,714,028)

Change in net unrealized appreciation (depreciation) on:
Investments	(306,745,626)	(5,316,708)
Translation of assets and liabilities in foreign currencies	(150,021)	(6,432)
	(306,895,647)	(5,323,140)

Net realized and unrealized gain (loss)	(319,302,217)	(7,037,168)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(277,818,896)	$(5,826,695)
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2022
Avantis International Small Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,918,435)	$53,441,675
Securities lending, net	1,074,525
Interest	13,341
54,529,541

Expenses:
Management fees	5,061,317
Other expenses	4,658
5,065,975

Net investment income (loss)	49,463,566

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,908,309
Foreign currency translation transactions	(1,207,736)
10,700,573

Change in net unrealized appreciation (depreciation) on:
Investments	(345,888,590)
Translation of assets and liabilities in foreign currencies	(182,665)
(346,071,255)

Net realized and unrealized gain (loss)	(335,370,682)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(285,907,116)

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021 (EXCEPT AS NOTED)
	Avantis Emerging Markets Equity ETF		Avantis Emerging Markets Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022(1)
Operations
Net investment income (loss)	$41,006,263	$13,439,376	$3,829,692
Net realized gain (loss)	(26,254,361)	(3,459,576)	(1,348,804)
Change in net unrealized appreciation (depreciation)	(259,099,227)	100,142,245	(19,714,577)
Net increase (decrease) in net assets resulting from operations	(244,347,325)	110,122,045	(17,233,689)

Distributions to Shareholders
From earnings	(30,216,930)	(9,558,420)	(1,539,540)

Capital Share Transactions
Proceeds from shares sold	731,567,092	521,084,968	148,188,439
Payments for shares redeemed	—	(2,598,710)	—
Other capital	566,509	330,894	140,560
Net increase (decrease) in net assets from capital share transactions	732,133,601	518,817,152	148,328,999

Net increase (decrease) in net assets	457,569,346	619,380,777	129,555,770

Net Assets
Beginning of period	864,826,515	245,445,738	—
End of period	$1,322,395,861	$864,826,515	$129,555,770

Transactions in Shares of the Funds
Sold	12,650,000	8,300,000	3,080,000
Redeemed	—	(50,000)	—
Net increase (decrease) in shares of the funds	12,650,000	8,250,000	3,080,000
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021 (EXCEPT AS NOTED)
	Avantis International Equity ETF		Avantis International Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022(1)
Operations
Net investment income (loss)	$41,483,321	$15,824,875	$1,210,473
Net realized gain (loss)	(12,406,570)	(1,072,621)	(1,714,028)
Change in net unrealized appreciation (depreciation)	(306,895,647)	131,587,282	(5,323,140)
Net increase (decrease) in net assets resulting from operations	(277,818,896)	146,339,536	(5,826,695)

Distributions to Shareholders
From earnings	(39,846,030)	(14,039,130)	(904,347)

Capital Share Transactions
Proceeds from shares sold	826,982,923	529,082,577	67,084,377
Payments for shares redeemed	(2,673,055)	(5,592,990)	—
Other capital	412,669	409,617	38,479
Net increase (decrease) in net assets from capital share transactions	824,722,537	523,899,204	67,122,856

Net increase (decrease) in net assets	507,057,611	656,199,610	60,391,814

Net Assets
Beginning of period	997,543,705	341,344,095	—
End of period	$1,504,601,316	$997,543,705	$60,391,814

Transactions in Shares of the Funds
Sold	14,300,000	8,800,000	1,440,000
Redeemed	(50,000)	(100,000)	—
Net increase (decrease) in shares of the funds	14,250,000	8,700,000	1,440,000
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Avantis International Small Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$49,463,566	$13,754,952
Net realized gain (loss)	10,700,573	30,382,503
Change in net unrealized appreciation (depreciation)	(346,071,255)	104,166,255
Net increase (decrease) in net assets resulting from operations	(285,907,116)	148,303,710

Distributions to Shareholders
From earnings	(45,642,411)	(12,987,087)

Capital Share Transactions
Proceeds from shares sold	1,221,524,862	737,021,098
Payments for shares redeemed	(278,542,155)	(90,624,702)
Other capital	372,440	165,125
Net increase (decrease) in net assets from capital share transactions	943,355,147	646,561,521

Net increase (decrease) in net assets	611,805,620	781,878,144

Net Assets
Beginning of period	1,056,702,827	274,824,683
End of period	$1,668,508,447	$1,056,702,827

Transactions in Shares of the Funds
Sold	20,010,000	11,760,000
Redeemed	(4,590,000)	(1,470,000)
Net increase (decrease) in shares of the funds	15,420,000	10,290,000

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity ETF, Avantis Emerging Markets Value ETF, Avantis International Equity ETF, Avantis International Large Cap Value ETF and Avantis International Small Cap Value ETF (collectively, the funds) are five funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Emerging Markets Value ETF and Avantis International Large Cap Value ETF incepted on September 28, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Emerging Markets Equity ETF
Common Stocks	$22,098,803	—	—	—	$22,098,803
Gross amount of recognized liabilities for securities lending transactions					$22,098,803

Avantis Emerging Markets Value ETF
Common Stocks	$1,884,533	—	—	—	$1,884,533
Gross amount of recognized liabilities for securities lending transactions					$1,884,533

Avantis International Equity ETF
Common Stocks	$51,030,433	—	—	—	$51,030,433
Warrants	3,068	—	—	—	3,068
Total Borrowings	$51,033,501	—	—	—	$51,033,501
Gross amount of recognized liabilities for securities lending transactions					$51,033,501

Avantis International Large Cap Value ETF
Common Stocks	$1,069,229	—	—	—	$1,069,229
Gross amount of recognized liabilities for securities lending transactions					$1,069,229

Avantis International Small Cap Value ETF
Common Stocks	$42,532,484	—	—	—	$42,532,484
Warrants	28,403	—	—	—	28,403
Total Borrowings	$42,560,887	—	—	—	$42,560,887
Gross amount of recognized liabilities for securities lending transactions					$42,560,887
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 5% of the shares of the Avantis Emerging Markets Equity ETF.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Emerging Markets Equity ETF	0.33%
Avantis Emerging Markets Value ETF	0.36%
Avantis International Equity ETF	0.23%
Avantis International Large Cap Value ETF	0.25%
Avantis International Small Cap Value ETF	0.36%
Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF(1)	Avantis International Equity ETF	Avantis International Large Cap Value ETF(1)	Avantis International Small Cap Value ETF
Purchases	$648,038,667	$139,374,441	$458,133,467	$43,434,013	$841,817,235
Sales	$35,475,886	$6,165,983	$91,247,475	$12,587,530	$291,100,122
(1)September 28, 2021 (fund inception) through August 31, 2022.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Emerging Markets Equity ETF	$123,526,960	—	—
Avantis Emerging Markets Value ETF(1)	$16,646,711	—	—
Avantis International Equity ETF	$462,321,047	$2,615,589	$1,506,426
Avantis International Large Cap Value ETF(1)	$36,258,493	—	—
Avantis International Small Cap Value ETF	$677,557,479	$275,243,521	$100,984,987
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)September 28, 2021 (fund inception) through August 31, 2022.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Emerging Markets Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$44,019,404	$37,061,362	—
Chile	2,487,628	6,528,835	—
China	98,674,301	282,482,550	—
Colombia	1,092,504	1,261,706	—
India	19,164,903	208,307,796	—
Indonesia	3,060,284	28,431,056	—
Mexico	9,468,190	20,598,916	—
Peru	2,881,946	—	—
Philippines	521,230	11,225,522	—
Russia	—	2,394	—
South Africa	8,545,093	44,487,454	—
South Korea	12,527,769	161,140,953	—
Taiwan	43,081,539	184,972,989	—
Turkey	348,316	7,645,152	—
Other Countries	—	76,884,642	—
Rights	—	375	—
Warrants	—	19,116	—
Corporate Bonds	—	1,490	—
Short-Term Investments	23,097,479	—	—
	$268,970,586	$1,071,052,308	—

Avantis Emerging Markets Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$5,183,665	$2,972,583	—
Chile	261,791	631,646	—
China	5,266,106	31,357,472	—
India	698,894	21,998,629	—
Indonesia	789,398	2,399,902	—
Mexico	1,092,713	1,914,661	—
Philippines	14,249	1,136,536	—
South Africa	1,185,544	3,939,831	—
South Korea	2,540,496	15,180,893	—
Taiwan	360,069	21,636,117	—
Turkey	37,909	804,971	—
Other Countries	—	7,420,552	—
Warrants	—	1,579	—
Rights	—	126	—
Short-Term Investments	2,257,375	—	—
	$19,688,209	$111,395,498	—
Avantis International Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$13,944,890	$100,294,629	—
Belgium	2,406,666	11,423,835	—
Canada	699,946	170,282,022	—
Denmark	13,980,571	21,367,093	—
Finland	1,386,382	13,024,927	—
France	25,978,329	106,375,297	—
Germany	5,038,828	88,706,311	—
Hong Kong	709,789	38,136,892	—
Israel	2,828,227	13,409,331	—
Italy	2,549,480	28,111,820	—
Japan	30,172,347	287,288,001	—
Netherlands	19,652,644	31,695,158	—
Norway	3,298,177	11,483,743	—
Singapore	651,125	21,633,532	—
Spain	6,698,930	23,837,991	—
Sweden	2,299,026	47,265,978	—
Switzerland	26,140,798	100,601,991	—
United Kingdom	86,998,296	117,393,424	—
Other Countries	—	19,958,929	—
Warrants	—	5,852	—
Rights	—	2,953	—
Short-Term Investments	52,183,795	—	—
	$297,618,246	$1,252,299,709	—

Avantis International Large Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$985,234	$3,284,925	—
Denmark	324,878	63,406	—
Finland	103,136	554,767	—
France	958,602	3,521,636	—
Germany	184,050	5,128,146	—
Hong Kong	21,396	1,538,852	—
Israel	57,362	432,484	—
Italy	316,815	1,400,733	—
Japan	1,299,665	10,935,836	—
Netherlands	516,635	448,919	—
Norway	448,296	263,489	—
Spain	677,346	1,092,584	—
Sweden	95,944	1,254,155	—
Switzerland	946,228	2,569,918	—
United Kingdom	6,549,281	4,956,135	—
Other Countries	—	9,164,698	—
Short-Term Investments	5,024,249	—	—
	$18,509,117	$46,610,683	—

Avantis International Small Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,195,289	$1,654,680,712	—
Warrants	—	52,880	—
Rights	—	475	—
Short-Term Investments	59,424,134	—	—
	$66,619,423	$1,654,734,067	—

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, Avantis Emerging Markets Value ETF participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the funds did not have any derivative instruments disclosed on the Statement of Assets and Liabilities

Effect of Derivative Instruments on the Statement of Operations for the period September 28, 2021 (fund inception) through August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Emerging Markets Value ETF
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$559	Change in net unrealized appreciation (depreciation) on futures contracts	—

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Value ETF invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 (except as noted) and August 31, 2021 were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity ETF	$30,216,930	—	$9,558,420	—
Avantis Emerging Markets Value ETF(1)	$1,539,540	—	N/A	N/A
Avantis International Equity ETF	$39,846,030	—	$14,039,130	—
Avantis International Large Cap Value ETF(1)	$904,347	—	N/A	N/A
Avantis International Small Cap Value ETF	$45,642,411	—	$12,987,087	—
(1)September 28, 2021 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Value ETF
Capital paid in	$22,235	$(1,195)	$2,595,240	—	$99,929,163
Distributable earnings	$(22,235)	$1,195	$(2,595,240)	—	$(99,929,163)
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Value ETF
Federal tax cost of investments	$1,473,677,825	$150,993,652	$1,681,938,621	$70,488,098	$1,953,029,924
Gross tax appreciation of investments	$89,847,198	$4,551,907	$72,681,242	$974,675	$81,455,651
Gross tax depreciation of investments	(223,502,129)	(24,461,852)	(204,701,908)	(6,342,973)	(313,132,085)
Net tax appreciation (depreciation) of investments	(133,654,931)	(19,909,945)	(132,020,666)	(5,368,298)	(231,676,434)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,710,949)	(12,416)	(147,156)	(6,432)	(184,358)
Net tax appreciation (depreciation)	$(137,365,880)	$(19,922,361)	$(132,167,822)	$(5,374,730)	$(231,860,792)
Undistributed ordinary income	$21,264,673	$2,385,150	$7,176,627	$305,318	$9,218,347
Accumulated short-term capital losses	$(15,270,988)	$(1,234,823)	$(14,169,805)	$(1,661,630)	$(69,817,151)
Accumulated long-term capital losses	$(14,493,802)	—	$(3,337,106)	—	$(23,475,988)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies and tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity ETF
2022	$66.78	2.21	(15.63)	(13.42)	(1.73)	0.03	$51.66	(20.36)%	0.33%	3.80%	3%	$1,322,396
2021	$52.22	1.51	14.10	15.61	(1.09)	0.04	$66.78	30.08%	0.33%	2.34%	5%	$864,827
2020(4)	$50.00	1.35	1.40	2.75	(0.54)	0.01	$52.22	5.57%	0.33%(5)	2.95%(5)	8%	$245,446

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 17, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Value ETF
2022(4)	$50.00	2.23	(9.45)	(7.22)	(0.80)	0.08	$42.06	(14.38)%	0.36%(5)	5.26%(5)	8%	$129,556

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Equity ETF
2022	$64.36	1.92	(13.92)	(12.00)	(1.81)	0.02	$50.57	(18.85)%	0.23%	3.30%	7%	$1,504,601
2021	$50.20	1.50	13.86	15.36	(1.24)	0.04	$64.36	30.86%	0.23%	2.51%	7%	$997,544
2020(4)	$50.00	1.12	(0.38)	0.74	(0.55)	0.01	$50.20	1.52%	0.23%(5)	2.57%(5)	8%	$341,344

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Large Cap Value ETF
2022(4)	$50.00	1.98	(8.93)	(6.95)	(1.17)	0.06	$41.94	(13.93)%	0.25%(5)	4.61%(5)	47%	$60,392

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value ETF
2022	$66.09	2.12	(13.19)	(11.07)	(1.92)	0.02	$53.12	(16.92)%	0.36%	3.52%	21%	$1,668,508
2021	$48.21	1.45	17.69	19.14	(1.28)	0.02	$66.09	39.98%	0.36%	2.37%	21%	$1,056,703
2020(4)	$50.00	0.93	(2.25)	(1.32)	(0.50)	0.03	$48.21	(2.58)%	0.36%(5)	2.20%(5)	32%	$274,825

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity ETF, Avantis® Emerging Markets Value ETF, Avantis® International Equity ETF, Avantis® International Large Cap Value ETF, and Avantis® International Small Cap Value ETF (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Emerging Markets Equity ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from September 17, 2019 (fund inception) through August 31, 2020
Avantis® Emerging Markets Value ETF	For the period September 28, 2021 (fund inception) through August 31, 2022
Avantis® International Equity ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from September 24, 2019 (fund inception) through August 31, 2020
Avantis® International Large Cap Value ETF	For the period September 28, 2021 (fund inception) through August 31, 2022
Avantis® International Small Cap Value ETF	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from September 24, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Emerging Markets Equity ETF, Avantis International Equity ETF, and Avantis International Small Cap Value ETF was above each Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis International Equity ETF and Avantis International Small Cap Value ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their peer expense group. The unified fee charged to shareholders of Avantis Emerging Markets Equity ETF and Avantis Emerging Markets Value ETF was below the median of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The unified fee charged to shareholders of Avantis International Large Cap Value ETF was the lowest of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Value ETF
$90,726	$8,090	$48,176	—	$625,107

For the fiscal year ended August 31, 2022, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity ETF	$5,395,041	$0.2107	$46,902,415	$1.8321
Avantis Emerging Markets Value ETF	$573,288	$0.1861	$4,528,885	$1.4704
Avantis International Equity ETF	$3,401,651	$0.1143	$41,093,944	$1.3813
Avantis International Large Cap Value ETF	$103,188	$0.0717	$1,309,306	$0.9092
Avantis International Small Cap Value ETF	$4,205,951	$0.1339	$51,710,765	$1.6463

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97506 2210

Annual Report

August 31, 2022

Avantis® Core Fixed Income ETF (AVIG)
Avantis® Core Municipal Fixed Income ETF (AVMU)
Avantis® Short-Term Fixed Income ETF (AVSF)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Core Fixed Income ETF (AVIG)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-12.86%	-6.98%	10/13/2020
Market Price	-13.07%	-7.05%	10/13/2020
Bloomberg U.S. Aggregate Bond Index	-11.52%	-6.34%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2022
Net Asset Value — $8,727

Bloomberg U.S. Aggregate Bond Index — $8,841

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income ETF seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Core Fixed Income ETF returned -13.07% on a market price basis. On a net asset value (NAV) basis, the fund returned -12.86%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the Bloomberg U.S. Aggregate Bond Index, which returned -11.52% for the reporting period. The index is an unmanaged index generally representative of the performance of the broad U.S. taxable investment-grade bond market.

An overweight versus the index to corporates detracted from relative performance as spreads widened over the period. However, the fund’s yield curve positioning among corporate issuers helped mitigate relative underperformance.

4

Fund Characteristics

AUGUST 31, 2022

Avantis Core Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	61.9%
U.S. Treasury Securities	25.1%
U.S. Government Agency Mortgage-Backed Securities	19.6%
U.S. Government Agency Securities	2.1%
Sovereign Governments and Agencies	0.2%
Short-Term Investments	10.2%
Other Assets and Liabilities	(19.1)%

5

Performance

Avantis Core Municipal Fixed Income ETF (AVMU)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-8.36%	-4.41%	12/8/2020
Market Price	-8.39%	-4.40%	12/8/2020
S&P National AMT-Free Municipal Bond Index	-8.34%	-3.90%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made December 8, 2020

Value on August 31, 2022
Net Asset Value — $9,249

S&P National AMT-Free Municipal Bond Index — $9,336

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Municipal Fixed Income ETF seeks to generate current income exempt from federal income tax by investing primarily in municipal securities.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Core Municipal Fixed Income ETF returned -8.39% on a market price basis. On a net asset value (NAV) basis, the fund returned -8.36%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund performed in line with the S&P National AMT-Free Municipal Bond Index, which returned -8.34% for the reporting period. The index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.

The fund’s relative performance benefited from positioning on the yield curve (underweighting longer-dated bonds) and an underweight versus the index to issuers with BBB ratings. However, an overweight to issuers with AA ratings detracted and offset those positive effects.

7

Fund Characteristics

AUGUST 31, 2022

Avantis Core Municipal Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	98.6%
Short-Term Investments	0.3%
Other Assets and Liabilities	1.1%

Top Five States and Territories	% of net assets
California	18.1%
New York	15.6%
Texas	7.6%
Georgia	4.1%
Washington	3.9%

Top Five Sectors	% of fund investments
Special Tax	23%
General Obligation (GO) - Local	14%
General Obligation (GO) - State	12%
Water & Sewer	9%
Public Power	7%

8

Performance

Avantis Short-Term Fixed Income ETF (AVSF)
Total Returns as of August 31, 2022		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-5.92%	-3.02%	10/13/2020
Market Price	-6.12%	-3.09%	10/13/2020
Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index	-5.84%	-2.99%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2022
Net Asset Value — $9,439

Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index — $9,444

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income ETF seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Short-Term Fixed Income ETF returned -6.12% on a market price basis. On a net asset value (NAV) basis, the fund returned -5.92%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

On a NAV basis, the fund performed in line with the Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index, which returned -5.84% for the reporting period. The index is an unmanaged index generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years.

The fund’s overweight allocation versus the index to the corporate credit sector detracted from relative results. However, the fund’s yield curve positioning among corporate issuers added relative value.

10

Fund Characteristics

AUGUST 31, 2022

Avantis Short-Term Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	66.7%
U.S. Treasury Securities and Equivalents	30.0%
U.S. Government Agency Securities	2.4%
Other Assets and Liabilities	0.9%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Core Fixed Income ETF
Actual	$1,000	$916.40	$0.72	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Core Municipal Fixed Income ETF
Actual	$1,000	$947.80	$0.74	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Short-Term Fixed Income ETF
Actual	$1,000	$966.80	$0.74	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
12

Schedules of Investments

AUGUST 31, 2022

Avantis Core Fixed Income ETF
	Principal Amount	Value
CORPORATE BONDS — 61.9%
Aerospace and Defense — 1.4%
Boeing Co., 2.20%, 2/4/26	$100,000	$91,548
Boeing Co., 2.80%, 3/1/27	25,000	22,782
General Dynamics Corp., 3.625%, 4/1/30	307,000	296,208
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	1,150,000	1,069,991
Lockheed Martin Corp., 3.55%, 1/15/26	380,000	377,098
Northrop Grumman Corp., 3.25%, 1/15/28	270,000	256,389
Precision Castparts Corp., 3.25%, 6/15/25	393,000	388,714
Raytheon Technologies Corp., 3.50%, 3/15/27	65,000	63,013
Textron, Inc., 4.00%, 3/15/26	301,000	295,212
Textron, Inc., 3.65%, 3/15/27	61,000	58,158
Textron, Inc., 2.45%, 3/15/31	545,000	445,177
		3,364,290
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., 3.90%, 4/1/25	1,023,000	1,024,813
Airlines — 0.3%
Southwest Airlines Co., 5.125%, 6/15/27	152,000	155,127
Southwest Airlines Co., 2.625%, 2/10/30	761,000	640,666
		795,793
Auto Components — 0.2%
BorgWarner, Inc., 2.65%, 7/1/27	630,000	573,617
Automobiles — 0.7%
American Honda Finance Corp., 1.00%, 9/10/25	100,000	91,189
American Honda Finance Corp., 2.35%, 1/8/27	330,000	306,079
General Motors Co., 4.20%, 10/1/27	350,000	336,497
General Motors Financial Co., Inc., 5.10%, 1/17/24	44,000	44,398
Toyota Motor Credit Corp., 2.15%, 2/13/30	100,000	86,713
Toyota Motor Credit Corp., 3.375%, 4/1/30	600,000	567,156
Toyota Motor Credit Corp., 1.65%, 1/10/31	453,000	370,702
		1,802,734
Banks — 8.0%
African Development Bank, 0.75%, 4/3/23	110,000	108,282
African Development Bank, 0.875%, 7/22/26	295,000	266,300
Asian Development Bank, 2.625%, 1/30/24	125,000	123,451
Asian Development Bank, 0.625%, 10/8/24	250,000	235,373
Asian Development Bank, 0.375%, 9/3/25	851,000	773,650
Asian Development Bank, 2.375%, 8/10/27	40,000	38,019
Asian Infrastructure Investment Bank, 0.25%, 9/29/23	200,000	192,855
Asian Infrastructure Investment Bank, 0.50%, 5/28/25	450,000	412,177
Bank of Montreal, Series E, 3.30%, 2/5/24	235,000	232,877
Bank of Nova Scotia, 3.40%, 2/11/24	163,000	161,663
Citizens Financial Group, Inc., 2.50%, 2/6/30	200,000	168,581
Council Of Europe Development Bank, 0.25%, 10/20/23	140,000	134,841
Council Of Europe Development Bank, 2.50%, 2/27/24	135,000	133,057
Discover Bank, 4.65%, 9/13/28	600,000	576,684
13

Avantis Core Fixed Income ETF
	Principal Amount	Value
European Bank for Reconstruction & Development, 0.50%, 1/28/26	$100,000	$90,009
European Investment Bank, 3.125%, 12/14/23	100,000	99,501
European Investment Bank, 0.625%, 7/25/25	770,000	708,238
European Investment Bank, 1.375%, 3/15/27	342,000	312,128
European Investment Bank, 4.875%, 2/15/36	130,000	148,529
Fifth Third Bancorp, 3.65%, 1/25/24	243,000	241,562
Fifth Third Bancorp, 2.55%, 5/5/27	955,000	880,334
Inter-American Development Bank, 3.00%, 10/4/23	100,000	99,614
Inter-American Development Bank, 0.625%, 7/15/25	460,000	422,807
Inter-American Development Bank, 2.00%, 7/23/26	700,000	661,545
Inter-American Development Bank, 2.375%, 7/7/27	255,000	242,548
Inter-American Development Bank, 3.125%, 9/18/28	450,000	440,612
Inter-American Development Bank, 1.125%, 1/13/31	585,000	490,000
International Bank for Reconstruction & Development, 1.75%, 4/19/23	50,000	49,468
International Bank for Reconstruction & Development, 0.875%, 7/15/26	239,000	216,135
International Bank for Reconstruction & Development, 0.75%, 11/24/27	700,000	609,301
International Bank for Reconstruction & Development, 0.875%, 5/14/30	480,000	398,153
International Finance Corp., 2.875%, 7/31/23	50,000	49,650
JPMorgan Chase & Co., 5.50%, 10/15/40	1,125,000	1,177,218
Kreditanstalt fuer Wiederaufbau, 1.25%, 1/31/25	175,000	165,580
Kreditanstalt fuer Wiederaufbau, 2.00%, 5/2/25	350,000	335,913
Kreditanstalt fuer Wiederaufbau, 0.375%, 7/18/25	150,000	136,906
Landwirtschaftliche Rentenbank, 2.00%, 1/13/25	415,000	399,985
Landwirtschaftliche Rentenbank, 0.50%, 5/27/25	281,000	258,367
Oesterreichische Kontrollbank AG, 2.875%, 3/13/23	75,000	74,785
Oesterreichische Kontrollbank AG, 1.50%, 2/12/25	250,000	237,732
PNC Financial Services Group, Inc., 3.15%, 5/19/27	1,237,000	1,185,099
Santander Holdings USA, Inc., 3.45%, 6/2/25	360,000	344,332
Santander Holdings USA, Inc., 4.40%, 7/13/27	685,000	660,156
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	500,000	499,615
Toronto-Dominion Bank, 0.75%, 1/6/26	350,000	312,915
Toronto-Dominion Bank, 4.11%, 6/8/27	550,000	544,431
Truist Financial Corp., 3.70%, 6/5/25	200,000	197,976
US Bancorp, 3.95%, 11/17/25	710,000	710,718
US Bancorp, 1.375%, 7/22/30	1,550,000	1,240,691
Wells Fargo & Co., 3.55%, 9/29/25	885,000	870,179
Wells Fargo & Co., 3.00%, 10/23/26	575,000	543,596
Westpac Banking Corp., 3.40%, 1/25/28	240,000	229,610
		19,843,748
Beverages — 1.3%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/28	125,000	123,637
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	350,000	455,826
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40	75,000	68,341
Coca-Cola Co., 3.45%, 3/25/30	585,000	564,034
Coca-Cola Co., 1.375%, 3/15/31	465,000	378,872
Keurig Dr Pepper, Inc., 2.55%, 9/15/26	60,000	55,944
Keurig Dr Pepper, Inc., 3.20%, 5/1/30	525,000	471,352
Molson Coors Beverage Co., 3.00%, 7/15/26	256,000	239,965
14

Avantis Core Fixed Income ETF
	Principal Amount	Value
PepsiCo, Inc., 3.00%, 10/15/27	$695,000	$672,637
PepsiCo, Inc., 1.625%, 5/1/30	270,000	228,184
PepsiCo, Inc., 1.40%, 2/25/31	61,000	49,895
		3,308,687
Biotechnology — 0.4%
AbbVie, Inc., 3.20%, 11/21/29	300,000	274,237
AbbVie, Inc., 4.50%, 5/14/35	735,000	699,968
		974,205
Capital Markets — 3.7%
Ameriprise Financial, Inc., 2.875%, 9/15/26	1,325,000	1,264,161
BlackRock, Inc., 3.25%, 4/30/29	1,645,000	1,562,585
Brookfield Finance, Inc., 3.90%, 1/25/28	1,360,000	1,286,658
Charles Schwab Corp., 3.20%, 3/2/27	100,000	96,897
Charles Schwab Corp., 2.75%, 10/1/29	1,216,000	1,096,430
Charles Schwab Corp., 1.65%, 3/11/31	625,000	503,660
Franklin Resources, Inc., 1.60%, 10/30/30	719,000	570,463
Intercontinental Exchange, Inc., 4.35%, 6/15/29	50,000	49,379
Lazard Group LLC, 4.375%, 3/11/29	1,018,000	976,250
Morgan Stanley, 7.25%, 4/1/32	100,000	117,696
Nasdaq, Inc., 3.85%, 6/30/26	1,000,000	986,436
Nasdaq, Inc., 2.50%, 12/21/40	750,000	523,618
S&P Global, Inc., 2.95%, 1/22/27	75,000	72,078
		9,106,311
Chemicals — 2.8%
Air Products and Chemicals, Inc., 1.50%, 10/15/25	720,000	671,620
Dow Chemical Co., 4.80%, 11/30/28	1,000,000	1,007,904
Eastman Chemical Co., 3.80%, 3/15/25	300,000	295,629
EI du Pont de Nemours and Co., 2.30%, 7/15/30	850,000	734,878
Linde, Inc., 3.20%, 1/30/26	80,000	78,493
Mosaic Co., 4.05%, 11/15/27	25,000	24,270
Mosaic Co., 5.45%, 11/15/33	1,265,000	1,279,997
Nutrien Ltd., 2.95%, 5/13/30	735,000	652,216
PPG Industries, Inc., 1.20%, 3/15/26	525,000	472,265
RPM International, Inc., 4.55%, 3/1/29	956,000	915,254
Westlake Corp., 3.60%, 8/15/26	120,000	116,277
Westlake Corp., 3.375%, 6/15/30	755,000	677,759
		6,926,562
Commercial Services and Supplies†
Waste Management, Inc., 1.15%, 3/15/28	50,000	42,438
Construction and Engineering — 0.4%
Quanta Services, Inc., 2.90%, 10/1/30	1,200,000	1,026,672
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 3.50%, 12/15/27	298,000	284,851
Consumer Finance — 0.2%
Ally Financial, Inc., 2.20%, 11/2/28	600,000	495,940
Synchrony Financial, 3.95%, 12/1/27	120,000	109,168
		605,108
Containers and Packaging — 0.4%
Sonoco Products Co., 2.85%, 2/1/32	550,000	460,404
WRKCo, Inc., 3.375%, 9/15/27	68,000	64,111
WRKCo, Inc., 4.90%, 3/15/29	400,000	399,616
		924,131
15

Avantis Core Fixed Income ETF
	Principal Amount	Value
Diversified Financial Services — 0.5%
Corebridge Financial, Inc., 3.65%, 4/5/27(1)	$100,000	$94,080
Equitable Holdings, Inc., 4.35%, 4/20/28	904,000	890,153
National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	300,000	286,126
		1,270,359
Electric Utilities — 4.2%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	120,000	120,213
Berkshire Hathaway Energy Co., 3.25%, 4/15/28	100,000	94,690
DTE Electric Co., 2.25%, 3/1/30	950,000	826,641
DTE Electric Co., Series C, 2.625%, 3/1/31	110,000	97,533
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	1,157,000	1,240,818
Duke Energy Florida LLC, 3.80%, 7/15/28	40,000	39,099
Duke Energy Ohio, Inc., 2.125%, 6/1/30	210,000	177,201
Entergy Arkansas LLC, 4.00%, 6/1/28	693,000	672,706
Entergy Louisiana LLC, 2.40%, 10/1/26	200,000	185,454
Entergy Louisiana LLC, 3.05%, 6/1/31	330,000	295,703
Florida Power & Light Co., 3.125%, 12/1/25	65,000	64,148
IPALCO Enterprises, Inc., 4.25%, 5/1/30	594,000	548,929
MidAmerican Energy Co., 6.75%, 12/30/31	550,000	643,830
PacifiCorp, 2.70%, 9/15/30	90,000	79,513
PPL Electric Utilities Corp., 6.25%, 5/15/39	1,075,000	1,214,392
Public Service Electric and Gas Co., 3.00%, 5/15/27	1,210,000	1,161,898
Puget Energy, Inc., 2.38%, 6/15/28	545,000	474,735
Puget Energy, Inc., 4.10%, 6/15/30	335,000	309,304
Southwestern Electric Power Co., Series M, 4.10%, 9/15/28	510,000	493,404
Union Electric Co., 2.95%, 3/15/30	1,312,000	1,194,787
Wisconsin Power and Light Co., 3.00%, 7/1/29	464,000	425,309
		10,360,307
Electronic Equipment, Instruments and Components — 0.8%
Flex Ltd., 3.75%, 2/1/26	50,000	47,681
Flex Ltd., 4.875%, 5/12/30	400,000	378,489
Jabil, Inc., 3.00%, 1/15/31	940,000	785,332
Trimble, Inc., 4.90%, 6/15/28	303,000	301,344
Tyco Electronics Group SA, 3.125%, 8/15/27	425,000	404,272
		1,917,118
Energy Equipment and Services — 0.3%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 3.34%, 12/15/27	245,000	229,427
Schlumberger Investment SA, 2.65%, 6/26/30	459,000	405,174
		634,601
Equity Real Estate Investment Trusts (REITs) — 6.4%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	100,000	89,281
American Homes 4 Rent LP, 4.25%, 2/15/28	859,000	821,622
American Tower Corp., 3.60%, 1/15/28	210,000	195,245
American Tower Corp., 2.90%, 1/15/30	1,400,000	1,210,395
AvalonBay Communities, Inc., 3.20%, 1/15/28	810,000	758,321
Boston Properties LP, 3.65%, 2/1/26	875,000	850,997
Boston Properties LP, 3.25%, 1/30/31	425,000	366,708
Brixmor Operating Partnership LP, 3.65%, 6/15/24	347,000	338,945
Brixmor Operating Partnership LP, 3.90%, 3/15/27	695,000	659,375
Camden Property Trust, 2.80%, 5/15/30	1,215,000	1,078,033
16

Avantis Core Fixed Income ETF
	Principal Amount	Value
Corporate Office Properties LP, 2.25%, 3/15/26	$319,000	$286,190
Crown Castle, Inc., 2.10%, 4/1/31	1,146,000	914,122
Digital Realty Trust LP, 3.60%, 7/1/29	1,400,000	1,291,061
Equinix, Inc., 1.25%, 7/15/25	280,000	256,265
Equinix, Inc., 2.00%, 5/15/28	662,000	569,415
Highwoods Realty LP, 4.125%, 3/15/28	300,000	283,537
Highwoods Realty LP, 2.60%, 2/1/31	329,000	262,933
Kimco Realty Corp., 1.90%, 3/1/28	250,000	214,408
Prologis LP, 3.25%, 10/1/26	400,000	386,256
Prologis LP, 2.25%, 4/15/30	1,300,000	1,131,989
Public Storage, 1.85%, 5/1/28	1,200,000	1,066,664
Public Storage, 2.30%, 5/1/31	800,000	682,842
Realty Income Corp., 3.65%, 1/15/28	260,000	249,481
Realty Income Corp., 2.85%, 12/15/32	70,000	60,087
Sun Communities Operating LP, 2.30%, 11/1/28	100,000	84,547
UDR, Inc., 2.10%, 8/1/32	1,405,000	1,083,738
Ventas Realty LP, 3.00%, 1/15/30	520,000	453,348
Ventas Realty LP, 4.75%, 11/15/30	360,000	349,636
		15,995,441
Food and Staples Retailing — 0.3%
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	58,000	56,291
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30	375,000	334,671
Walmart, Inc., 3.55%, 6/26/25	350,000	350,505
		741,467
Food Products — 2.0%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	2,275,000	2,144,084
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	220,000	211,083
Campbell Soup Co., 4.15%, 3/15/28	743,000	730,453
General Mills, Inc., 3.20%, 2/10/27	325,000	313,385
General Mills, Inc., 4.20%, 4/17/28	525,000	522,766
Ingredion, Inc., 2.90%, 6/1/30	515,000	449,406
Mondelez International, Inc., 1.50%, 2/4/31	919,000	725,674
		5,096,851
Gas Utilities — 0.2%
National Fuel Gas Co., 5.50%, 1/15/26	45,000	45,495
Southern California Gas Co., 2.55%, 2/1/30	574,000	512,803
		558,298
Health Care Equipment and Supplies — 0.6%
Edwards Lifesciences Corp., 4.30%, 6/15/28	1,387,000	1,383,463
Smith & Nephew PLC, 2.03%, 10/14/30	148,000	117,379
		1,500,842
Health Care Providers and Services — 1.2%
Cigna Corp., 3.20%, 3/15/40	1,050,000	826,202
CVS Health Corp., 2.875%, 6/1/26	25,000	23,873
HCA, Inc., 4.50%, 2/15/27	25,000	24,431
HCA, Inc., 4.125%, 6/15/29	750,000	691,336
UnitedHealth Group, Inc., 3.75%, 7/15/25	625,000	623,383
UnitedHealth Group, Inc., 3.45%, 1/15/27	850,000	835,653
		3,024,878
Hotels, Restaurants and Leisure — 0.7%
Expedia Group, Inc., 3.25%, 2/15/30	350,000	303,162
17

Avantis Core Fixed Income ETF
	Principal Amount	Value
Hyatt Hotels Corp., 4.85%, 3/15/26	$60,000	$60,397
McDonald's Corp., 4.70%, 12/9/35	50,000	49,691
Starbucks Corp., 4.00%, 11/15/28	1,415,000	1,384,641
		1,797,891
Household Durables — 0.1%
Lennar Corp., 5.00%, 6/15/27	46,000	45,719
Whirlpool Corp., 4.00%, 3/1/24	139,000	139,274
		184,993
Industrial Conglomerates — 0.6%
3M Co., 5.70%, 3/15/37	1,380,000	1,467,779
Insurance — 1.3%
Athene Holding Ltd., 4.125%, 1/12/28	500,000	469,329
Chubb INA Holdings, Inc., 3.15%, 3/15/25	525,000	516,712
Chubb INA Holdings, Inc., 1.375%, 9/15/30	435,000	347,381
First American Financial Corp., 4.00%, 5/15/30	66,000	59,204
Hartford Financial Services Group, Inc., 2.80%, 8/19/29	105,000	93,113
MetLife, Inc., 3.60%, 11/13/25	910,000	900,352
Prudential PLC, 3.125%, 4/14/30	945,000	845,294
Willis North America, Inc., 4.50%, 9/15/28	100,000	97,449
		3,328,834
Interactive Media and Services — 0.4%
Alphabet, Inc., 0.80%, 8/15/27	447,000	390,770
Alphabet, Inc., 1.10%, 8/15/30	625,000	510,002
		900,772
Internet and Direct Marketing Retail — 0.2%
Amazon.com, Inc., 5.20%, 12/3/25	200,000	208,419
Amazon.com, Inc., 1.20%, 6/3/27	276,000	245,501
		453,920
IT Services — 1.4%
Global Payments, Inc., 2.90%, 5/15/30	800,000	674,291
International Business Machines Corp., 1.95%, 5/15/30	1,659,000	1,385,873
Leidos, Inc., 4.375%, 5/15/30	1,090,000	1,007,870
Western Union Co., 6.20%, 11/17/36	324,000	321,122
		3,389,156
Leisure Products — 0.1%
Hasbro, Inc., 3.50%, 9/15/27	286,000	271,115
Machinery — 1.0%
ABB Finance USA, Inc., 3.80%, 4/3/28	106,000	103,869
Caterpillar Financial Services Corp., 3.65%, 12/7/23	140,000	140,196
Caterpillar Financial Services Corp., 1.10%, 9/14/27	100,000	87,498
IDEX Corp., 3.00%, 5/1/30	250,000	220,515
John Deere Capital Corp., 3.05%, 1/6/28	468,000	450,045
John Deere Capital Corp., 1.45%, 1/15/31	140,000	114,458
Kennametal, Inc., 4.625%, 6/15/28	108,000	104,037
Oshkosh Corp., 4.60%, 5/15/28	956,000	923,411
Parker-Hannifin Corp., 4.20%, 11/21/34	425,000	398,025
		2,542,054
Media — 1.1%
Comcast Corp., 2.65%, 2/1/30	693,000	613,698
Comcast Corp., 4.25%, 10/15/30	700,000	689,455
Interpublic Group of Cos., Inc., 4.75%, 3/30/30	250,000	241,255
18

Avantis Core Fixed Income ETF
	Principal Amount	Value
Walt Disney Co., 3.70%, 9/15/24	$750,000	$747,018
Walt Disney Co., 2.00%, 9/1/29	520,000	449,897
Walt Disney Co., 6.55%, 3/15/33	45,000	51,886
		2,793,209
Metals and Mining — 0.6%
Kinross Gold Corp., 4.50%, 7/15/27	95,000	92,292
Steel Dynamics, Inc., 3.25%, 1/15/31	1,540,000	1,332,573
		1,424,865
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.25%, 6/1/28	150,000	147,605
San Diego Gas & Electric Co., 1.70%, 10/1/30	367,000	302,003
		449,608
Multiline Retail — 0.8%
Dollar Tree, Inc., 4.20%, 5/15/28	1,190,000	1,160,683
Target Corp., 2.65%, 9/15/30	870,000	776,856
		1,937,539
Oil, Gas and Consumable Fuels — 6.5%
Boardwalk Pipelines LP, 4.80%, 5/3/29	700,000	671,748
BP Capital Markets America, Inc., 3.63%, 4/6/30	1,060,000	1,005,113
BP Capital Markets PLC, 3.28%, 9/19/27	90,000	86,238
Burlington Resources LLC, 7.40%, 12/1/31	30,000	35,785
Canadian Natural Resources Ltd., 2.95%, 7/15/30	563,000	491,189
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	894,000	893,285
Chevron Corp., 1.55%, 5/11/25	545,000	514,491
Chevron USA, Inc., 3.85%, 1/15/28	1,083,000	1,071,160
Continental Resources, Inc., 4.375%, 1/15/28	600,000	565,932
Devon Energy Corp., 4.50%, 1/15/30	600,000	569,767
Enbridge, Inc., 3.125%, 11/15/29	320,000	289,652
Energy Transfer LP, 4.95%, 5/15/28	600,000	587,318
Enterprise Products Operating LLC, 3.35%, 3/15/23	220,000	219,645
Enterprise Products Operating LLC, 3.70%, 2/15/26	80,000	79,065
Equinor ASA, 3.70%, 3/1/24	70,000	70,011
Equinor ASA, 2.875%, 4/6/25	450,000	437,960
Exxon Mobil Corp., 3.04%, 3/1/26	375,000	365,369
Exxon Mobil Corp., 2.44%, 8/16/29	665,000	600,266
Exxon Mobil Corp., 2.61%, 10/15/30	512,000	458,027
Kinder Morgan, Inc., 5.30%, 12/1/34	665,000	652,068
Marathon Petroleum Corp., 4.70%, 5/1/25	40,000	40,274
MPLX LP, 2.65%, 8/15/30	1,449,000	1,209,817
Phillips 66, 3.90%, 3/15/28	540,000	518,134
Pioneer Natural Resources Co., 1.90%, 8/15/30	1,075,000	877,357
Shell International Finance BV, 3.25%, 5/11/25	305,000	300,063
Shell International Finance BV, 2.50%, 9/12/26	460,000	436,138
Shell International Finance BV, 2.75%, 4/6/30	1,025,000	921,113
TotalEnergies Capital International SA, 2.43%, 1/10/25	247,000	238,946
TransCanada PipeLines Ltd., 4.25%, 5/15/28	140,000	136,707
Valero Energy Corp., 6.625%, 6/15/37	375,000	407,528
Valero Energy Partners LP, 4.50%, 3/15/28	693,000	685,019
Williams Cos., Inc., 4.00%, 9/15/25	855,000	846,257
		16,281,442
19

Avantis Core Fixed Income ETF
	Principal Amount	Value
Pharmaceuticals — 2.1%
Astrazeneca Finance LLC, 2.25%, 5/28/31	$350,000	$303,537
AstraZeneca PLC, 4.00%, 1/17/29	733,000	732,931
Bristol-Myers Squibb Co., 1.45%, 11/13/30	426,000	348,277
Eli Lilly & Co., 3.375%, 3/15/29	338,000	327,749
Johnson & Johnson, 0.55%, 9/1/25	40,000	36,686
Johnson & Johnson, 2.90%, 1/15/28	540,000	519,482
Johnson & Johnson, 3.625%, 3/3/37	100,000	92,929
Merck & Co., Inc., 0.75%, 2/24/26	420,000	379,984
Merck & Co., Inc., 3.40%, 3/7/29	352,000	338,326
Mylan, Inc., 4.55%, 4/15/28	100,000	93,985
Novartis Capital Corp., 3.10%, 5/17/27	285,000	276,772
Novartis Capital Corp., 2.20%, 8/14/30	175,000	154,052
Royalty Pharma PLC, 2.20%, 9/2/30	1,000,000	812,176
Sanofi, 3.625%, 6/19/28	835,000	811,634
		5,228,520
Professional Services — 0.3%
Verisk Analytics, Inc., 4.125%, 3/15/29	844,000	806,770
Road and Rail — 0.1%
Norfolk Southern Corp., 3.15%, 6/1/27	125,000	118,614
Norfolk Southern Corp., 3.80%, 8/1/28	153,000	149,238
		267,852
Semiconductors and Semiconductor Equipment — 2.6%
Broadcom, Inc., 2.60%, 2/15/33(1)	825,000	635,014
Broadcom, Inc., 4.93%, 5/15/37(1)	560,000	499,685
Intel Corp., 4.60%, 3/25/40	473,000	453,340
Lam Research Corp., 3.75%, 3/15/26	200,000	199,365
Marvell Technology, Inc., 2.95%, 4/15/31	1,175,000	965,105
Micron Technology, Inc., 4.19%, 2/15/27	325,000	316,655
NVIDIA Corp., 2.85%, 4/1/30	749,000	676,903
NVIDIA Corp., 2.00%, 6/15/31	400,000	338,098
NXP BV / NXP Funding LLC, 5.55%, 12/1/28	560,000	570,378
QUALCOMM, Inc., 3.25%, 5/20/27	1,835,000	1,791,722
		6,446,265
Software — 1.2%
Adobe, Inc., 2.30%, 2/1/30	583,000	519,203
Autodesk, Inc., 2.85%, 1/15/30	1,000,000	888,717
Microsoft Corp., 2.875%, 2/6/24	150,000	148,526
Oracle Corp., 3.25%, 5/15/30	320,000	278,660
Roper Technologies, Inc., 1.40%, 9/15/27	135,000	115,742
VMware, Inc., 1.80%, 8/15/28	146,000	121,549
VMware, Inc., 4.70%, 5/15/30	850,000	806,608
		2,879,005
Specialty Retail — 1.4%
AutoNation, Inc., 3.80%, 11/15/27	116,000	106,880
AutoNation, Inc., 4.75%, 6/1/30	640,000	599,997
Home Depot, Inc., 2.80%, 9/14/27	210,000	199,664
Home Depot, Inc., 2.95%, 6/15/29	1,000,000	934,931
Home Depot, Inc., 3.30%, 4/15/40	275,000	230,495
O'Reilly Automotive, Inc., 4.35%, 6/1/28	175,000	173,502
TJX Cos., Inc., 1.15%, 5/15/28	1,350,000	1,151,431
		3,396,900
20

Avantis Core Fixed Income ETF
	Principal Amount	Value
Technology Hardware, Storage and Peripherals — 1.2%
Apple, Inc., 3.25%, 2/23/26	$390,000	$383,412
Apple, Inc., 3.20%, 5/11/27	570,000	555,846
Apple, Inc., 3.00%, 11/13/27	100,000	95,939
Apple, Inc., 2.20%, 9/11/29	355,000	317,311
Hewlett Packard Enterprise Co., 6.20%, 10/15/35	664,000	702,764
HP, Inc., 3.40%, 6/17/30	1,210,000	1,052,993
		3,108,265
Textiles, Apparel and Luxury Goods — 0.3%
NIKE, Inc., 2.85%, 3/27/30	900,000	828,319
Trading Companies and Distributors — 0.1%
Air Lease Corp., 3.625%, 12/1/27	363,000	331,266
Transportation Infrastructure — 0.3%
FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 8/20/35	895,734	782,879
Wireless Telecommunication Services — 0.5%
T-Mobile USA, Inc., 3.75%, 4/15/27	210,000	201,486
T-Mobile USA, Inc., 2.55%, 2/15/31	374,000	311,599
T-Mobile USA, Inc., 2.25%, 11/15/31	854,000	685,763
		1,198,848
TOTAL CORPORATE BONDS (Cost $167,723,907)		154,202,188
U.S. TREASURY SECURITIES — 25.1%
U.S. Treasury Bonds, 1.125%, 8/15/40	2,136,000	1,441,758
U.S. Treasury Bonds, 1.875%, 2/15/41	2,000,000	1,533,320
U.S. Treasury Bonds, 2.25%, 5/15/41	1,585,000	1,293,013
U.S. Treasury Bonds, 2.00%, 11/15/41	3,245,000	2,521,910
U.S. Treasury Bonds, 2.75%, 8/15/42	5,025,000	4,418,859
U.S. Treasury Bonds, 2.50%, 2/15/45	1,750,000	1,447,852
U.S. Treasury Bonds, 2.875%, 8/15/45	2,400,000	2,123,719
U.S. Treasury Notes, 0.875%, 1/31/24	3,450,000	3,325,881
U.S. Treasury Notes, 2.25%, 3/31/24	4,150,000	4,071,053
U.S. Treasury Notes, 0.375%, 4/15/24	3,350,000	3,186,426
U.S. Treasury Notes, 1.50%, 11/30/24	4,950,000	4,740,785
U.S. Treasury Notes, 1.375%, 1/31/25(2)	4,290,000	4,082,454
U.S. Treasury Notes, 2.75%, 2/28/25	3,700,000	3,635,394
U.S. Treasury Notes, 0.375%, 4/30/25	2,000,000	1,842,734
U.S. Treasury Notes, 2.75%, 8/31/25	1,071,900	1,049,562
U.S. Treasury Notes, 2.625%, 12/31/25	2,550,000	2,483,013
U.S. Treasury Notes, 2.625%, 1/31/26	3,750,000	3,648,560
U.S. Treasury Notes, 0.75%, 3/31/26	3,000,000	2,726,250
U.S. Treasury Notes, 0.875%, 9/30/26	2,600,000	2,349,141
U.S. Treasury Notes, 0.375%, 9/30/27	3,750,000	3,232,910
U.S. Treasury Notes, 1.375%, 10/31/28	4,700,000	4,184,836
U.S. Treasury Notes, 2.625%, 2/15/29	1,750,000	1,678,633
U.S. Treasury Notes, 1.625%, 5/15/31	1,850,000	1,634,721
TOTAL U.S. TREASURY SECURITIES (Cost $66,307,501)		62,652,784
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.6%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.6%
GNMA, 3.00%,TBA	1,500,000	1,408,535
GNMA, 3.50%,TBA	6,000,000	5,786,953
21

Avantis Core Fixed Income ETF
	Principal Amount	Value
GNMA, 4.50%,TBA	$2,500,000	$2,501,172
GNMA, 3.50%,TBA	4,500,000	4,335,821
UMBS, 2.50%,TBA	4,000,000	3,785,000
UMBS, 3.00%,TBA	3,000,000	2,906,133
UMBS, 3.50%,TBA	2,000,000	1,964,303
UMBS, 3.00%,TBA	3,000,000	2,903,203
UMBS, 3.00%,TBA	3,650,000	3,379,957
UMBS, 3.50%,TBA	2,500,000	2,382,617
UMBS, 4.00%,TBA	2,000,000	1,952,656
UMBS, 4.50%,TBA	3,000,000	2,982,656
UMBS, 3.00%,TBA	1,500,000	1,388,404
UMBS, 3.50%,TBA	7,900,000	7,524,473
UMBS, 4.00%,TBA	3,750,000	3,658,435
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $49,449,290)		48,860,318
U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
Federal Farm Credit Banks Funding Corp., 1.125%, 1/6/25	100,000	94,685
FHLB, 2.75%, 12/13/24	15,000	14,758
FHLB, 2.375%, 3/14/25	50,000	48,653
FHLB, 3.125%, 6/13/25	50,000	49,522
FHLB, 0.375%, 9/4/25	125,000	113,940
FHLB, 1.25%, 12/21/26	200,000	183,163
FHLB, 3.00%, 3/12/27	50,000	49,146
FHLB, 3.25%, 11/16/28	1,070,000	1,065,648
FHLMC, 1.50%, 2/12/25	540,000	515,224
FHLMC, 0.375%, 7/21/25	279,000	255,285
FHLMC, 0.375%, 9/23/25	730,000	665,105
FNMA, 2.50%, 2/5/24	30,000	29,616
FNMA, 1.625%, 10/15/24	265,000	254,894
FNMA, 0.625%, 4/22/25	125,000	115,771
FNMA, 0.50%, 6/17/25	100,000	91,950
FNMA, 0.375%, 8/25/25	100,000	91,241
FNMA, 6.25%, 5/15/29	249,000	291,603
FNMA, 7.125%, 1/15/30	105,000	130,649
FNMA, 7.25%, 5/15/30	20,000	25,163
FNMA, 6.625%, 11/15/30	125,000	153,064
FNMA, 5.625%, 7/15/37	450,000	544,750
Tennessee Valley Authority, 0.75%, 5/15/25	105,000	97,289
Tennessee Valley Authority, 7.125%, 5/1/30	120,000	148,888
Tennessee Valley Authority, 5.88%, 4/1/36	90,000	107,353
Tennessee Valley Authority, Series A, 2.875%, 2/1/27	60,000	58,557
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $5,535,967)		5,195,917
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Canada — 0.1%
Export Development Canada, 2.625%, 2/21/24	300,000	295,824
Sweden — 0.1%
Svensk Exportkredit AB, 0.625%, 5/14/25	200,000	184,320
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $497,115)		480,144
22

Avantis Core Fixed Income ETF
	Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.2%
Treasury Bills(3) — 10.2%
U.S. Treasury Bills, 1.69%, 9/6/22	$5,450,000	$5,448,484
U.S. Treasury Bills, 2.06%, 9/8/22	1,000,000	999,604
U.S. Treasury Bills, 2.26%, 9/13/22	3,500,000	3,497,474
U.S. Treasury Bills, 2.35%, 9/27/22	5,000,000	4,991,811
U.S. Treasury Bills, 2.25%, 9/15/22	3,500,000	3,497,087
U.S. Treasury Bills, 2.24%, 9/20/22	3,500,000	3,496,043
U.S. Treasury Bills, 2.67%, 10/25/22	3,500,000	3,486,279
TOTAL SHORT-TERM INVESTMENTS (Cost $25,416,695)		25,416,782
TOTAL INVESTMENT SECURITIES — 119.1% (Cost $314,930,475)		296,808,133
OTHER ASSETS AND LIABILITIES — (19.1)%		(47,676,466)
TOTAL NET ASSETS — 100.0%		$249,131,667

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	35	December 2022	$4,754,531	$(27,732)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 38	Sell	1.00%	6/20/27	$5,000,000	$38,289	$(11,062)	$27,227
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
23

Avantis Core Fixed Income ETF
NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,228,779, which represented 0.5% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $385,407.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
24

AUGUST 31, 2022

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
MUNICIPAL SECURITIES — 98.6%
Alabama — 2.4%
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/24(1)	$100,000	$105,107
Alabama Federal Aid Highway Finance Authority Rev., 4.00%, 9/1/27, Prerefunded at 100% of Par(1)	50,000	53,658
Alabama Public School and College Authority Rev., 5.00%, 11/1/37	200,000	224,171
Alabama Public School and College Authority Rev., 5.00%, 11/1/39	250,000	278,752
Alabama Public School and College Authority Rev., 4.00%, 11/1/40	200,000	198,947
		860,635
Arizona — 1.8%
Arizona Transportation Board Rev., 5.00%, 7/1/24	50,000	52,341
Mesa Utility System Rev., 4.00%, 7/1/34	15,000	15,609
Phoenix GO, 5.00%, 7/1/25	85,000	91,046
Pima County Sewer System Rev., 5.00%, 7/1/24	25,000	26,148
Pima County Sewer System Rev., 5.00%, 7/1/25	35,000	37,440
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	30,000	32,918
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	60,000	67,063
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	40,000	43,125
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/39	65,000	70,836
Scottsdale Municipal Property Corp. Rev., 5.00%, 7/1/30	50,000	56,787
State of Arizona COP, 5.00%, 10/1/25(1)	125,000	134,679
State of Arizona COP, 5.00%, 10/1/29(1)	10,000	11,598
State of Arizona Lottery Rev., 5.00%, 7/1/29(1)	30,000	34,570
		674,160
California — 18.1%
California Infrastructure & Economic Development Bank Rev., (University of California), 5.00%, 5/15/42	160,000	173,574
California State Public Works Board Rev., 5.00%, 11/1/29	25,000	25,741
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/25	40,000	42,653
California State University Rev., 5.00%, 11/1/26	25,000	27,098
California State University Rev., 5.00%, 11/1/36	200,000	215,105
Chino Basin Regional Financing Authority Rev., (Inland Empire Utilities Agency), 4.00%, 11/1/25	25,000	26,199
Coast Community College District GO, 5.00%, 8/15/25, Prerefunded at 100% of Par(1)	75,000	80,645
Coast Community College District GO, 5.00%, 8/15/25, Prerefunded at 100% of Par(1)	40,000	43,011
Coast Community College District GO, Capital Appreciation, 0.00%, 8/1/27 (AGM)(2)	50,000	43,604
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/30	135,000	144,531
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/33	30,000	33,431
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/35	30,000	33,156
25

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Eastern Municipal Water District Financing Authority Rev., 4.00%, 7/1/38	$60,000	$61,906
Los Angeles Community College District GO, 5.00%, 8/1/23	25,000	25,613
Los Angeles Community College District GO, 5.00%, 8/1/24	10,000	10,498
Los Angeles Community College District GO, 5.00%, 8/1/25	65,000	70,116
Los Angeles Community College District GO, 5.00%, 6/1/26	60,000	66,001
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Rev., 5.00%, 7/1/37	60,000	65,785
Los Angeles County Public Works Financing Authority Rev., (Los Angeles County), 5.00%, 12/1/39	650,000	677,022
Los Angeles Department of Airports Rev., 5.00%, 5/15/36	35,000	38,788
Los Angeles Department of Airports Rev., 5.00%, 5/15/37	200,000	220,972
Los Angeles Department of Airports Rev., 4.00%, 5/15/39	10,000	10,082
Los Angeles Department of Airports Rev., 5.00%, 5/15/39	200,000	219,935
Los Angeles Department of Airports Rev., 4.00%, 5/15/40	75,000	75,438
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	65,000	71,110
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/24	45,000	45,400
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/24	25,000	26,217
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/25	25,000	26,734
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/27	50,000	52,341
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/34	50,000	52,686
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/40	75,000	83,127
Los Angeles Unified School District GO, 3.00%, 7/1/35	45,000	41,279
Los Angeles Unified School District GO, 3.00%, 7/1/45	150,000	116,642
Los Rios Community College District GO, 3.00%, 8/1/25	15,000	15,250
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/35	100,000	102,181
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/24	80,000	84,465
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/31	60,000	65,623
Oakland Unified School District / Alameda County GO, 5.00%, 8/1/26 (AGM)	120,000	128,746
Peralta Community College District GO, 4.00%, 8/1/39	25,000	24,857
Perris Union High School District GO, 4.00%, 9/1/43 (AGM)	50,000	48,275
Riverside County Public Financing Authority Rev., (Riverside County), 4.125%, 11/1/25, Prerefunded at 100% of Par(1)	10,000	10,545
Sacramento City Financing Authority Rev., (Sacramento), 5.25%, 12/1/30 (Ambac)	100,000	115,362
Sacramento Municipal Utility District Rev., 5.00%, 8/15/23	25,000	25,626
Sacramento Municipal Utility District Rev., 5.00%, 8/15/39	50,000	55,518
San Diego Community College District GO, 5.00%, 8/1/27	10,000	10,983
San Diego Community College District GO, 5.00%, 8/1/28	40,000	43,909
San Diego Community College District GO, 5.00%, 8/1/26, Prerefunded at 100% of Par(1)	30,000	33,044
San Diego Community College District GO, 5.00%, 8/1/26, Prerefunded at 100% of Par(1)	30,000	33,044
San Diego Community College District GO, 4.00%, 8/1/26, Prerefunded at 100% of Par(1)	45,000	47,838
San Diego Public Facilities Financing Authority Rev., (City of San Diego Water Utility Revenue), 5.00%, 8/1/28	60,000	65,770
26

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
San Diego Public Facilities Financing Authority Rev., (San Diego Sewer Utility Rev.), 5.00%, 5/15/29	$35,000	$38,247
San Diego Unified School District GO, 5.00%, 7/1/26	75,000	80,614
San Diego Unified School District GO, 5.25%, 7/1/28 (AGM)	35,000	40,404
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/30(2)	40,000	31,566
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/32	20,000	22,433
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/35	40,000	44,127
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/24	25,000	26,439
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/34	85,000	92,594
San Francisco Public Utilities Commission Water Rev., 4.00%, 11/1/35	10,000	10,170
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/36	35,000	36,957
San Jose Financing Authority Rev., (San Jose), 5.00%, 6/1/23, Prerefunded at 100% of Par(1)	45,000	45,904
Santa County Clara GO, 3.50%, 8/1/38	175,000	174,116
Santa County Clara GO, 3.25%, 8/1/39	50,000	46,497
State of California GO, 5.00%, 9/1/26	30,000	32,985
State of California GO, 5.00%, 8/1/27	200,000	214,516
State of California GO, 5.00%, 8/1/28	5,000	5,589
State of California GO, 5.00%, 4/1/30	5,000	5,836
State of California GO, 5.00%, 4/1/30	20,000	23,005
State of California GO, 5.00%, 9/1/31	50,000	54,691
State of California GO, 5.00%, 10/1/31	15,000	17,352
State of California GO, 5.25%, 8/1/32 (AGM)	230,000	279,395
State of California GO, 4.00%, 9/1/33	60,000	62,305
State of California GO, 4.00%, 10/1/34	40,000	41,765
State of California GO, 5.00%, 3/1/35	70,000	79,098
State of California GO, 3.00%, 10/1/35	300,000	285,885
State of California GO, 4.00%, 10/1/35	200,000	209,662
State of California GO, 4.00%, 3/1/36	145,000	149,848
State of California GO, 4.00%, 10/1/36	50,000	51,527
State of California GO, 4.00%, 11/1/36	50,000	51,738
State of California GO, 3.00%, 10/1/37	90,000	81,820
State of California Department of Water Resources Rev., 5.00%, 6/1/23, Prerefunded at 100% of Par(1)	25,000	25,511
State of California Department of Water Resources Rev., 5.00%, 12/1/24, Prerefunded at 100% of Par(1)	145,000	153,622
University of California Rev., 5.00%, 5/15/29	35,000	37,379
University of California Rev., 5.00%, 5/15/34	50,000	55,928
University of California Rev., 5.00%, 5/15/36	65,000	70,812
University of California Rev., 5.00%, 5/15/38	30,000	32,922
University of California Rev., 5.00%, 5/15/38	30,000	33,765
		6,604,500
Colorado — 2.0%
City & County of Denver GO, 5.00%, 8/1/30	325,000	380,890
City & County of Denver Airport System Rev., 5.00%, 11/15/23	50,000	51,567
City & County of Denver Airport System Rev., 5.00%, 11/15/24	30,000	31,630
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/24 (NATL)(2)	55,000	51,716
27

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/30 (NATL)(2)	$80,000	$59,674
Regional Transportation District Sales Tax Rev., 5.00%, 11/1/28	30,000	34,233
State of Colorado COP, 5.00%, 12/15/32	50,000	57,213
State of Colorado COP, 4.00%, 12/15/37	40,000	40,288
State of Colorado COP, 4.00%, 12/15/38	30,000	30,015
		737,226
Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority Rev., (Quinnipiac University), 4.125%, 7/1/41	75,000	72,988
State of Connecticut GO, 5.00%, 10/15/22	25,000	25,080
State of Connecticut GO, 5.00%, 5/15/24	30,000	31,250
State of Connecticut GO, 5.00%, 4/15/25	25,000	26,560
State of Connecticut GO, 5.00%, 1/15/26	35,000	37,774
State of Connecticut GO, 5.00%, 11/15/31	30,000	32,138
State of Connecticut GO, 3.00%, 1/15/32	20,000	19,349
State of Connecticut Special Tax Rev., 5.00%, 9/1/29	40,000	43,535
State of Connecticut Special Tax Rev., 5.00%, 8/1/31	25,000	26,643
State of Connecticut Special Tax Rev., 5.00%, 5/1/33	25,000	28,590
State of Connecticut Special Tax Rev., 5.00%, 5/1/37	75,000	82,881
State of Connecticut Special Tax Rev., 3.125%, 5/1/40	75,000	64,356
University of Connecticut Rev., 4.00%, 4/15/38	95,000	93,296
		584,440
District of Columbia — 3.0%
District of Columbia GO, 5.00%, 6/1/28	35,000	35,671
District of Columbia GO, 5.00%, 10/15/30	100,000	114,308
District of Columbia GO, 5.00%, 6/1/31	120,000	124,706
District of Columbia GO, 5.00%, 6/1/33	60,000	62,103
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/32	10,000	10,731
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/33	25,000	26,747
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/34	100,000	106,681
District of Columbia Rev., (Income Tax Revenue), 4.00%, 3/1/37	360,000	365,968
District of Columbia Rev., (Income Tax Revenue), 5.00%, 3/1/38	100,000	111,128
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/37	25,000	26,988
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/37	85,000	94,141
		1,079,172
Florida — 3.4%
Broward County Airport System Rev., 5.00%, 10/1/22, Prerefunded at 100% of Par(1)	50,000	50,112
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/38	15,000	16,547
Central Florida Expressway Authority Rev., 4.00%, 7/1/31	10,000	10,321
Central Florida Expressway Authority Rev., 3.25%, 7/1/36	60,000	56,713
Central Florida Expressway Authority Rev., 4.00%, 7/1/37	95,000	95,936
Hillsborough County School Board COP, 5.00%, 7/1/26	105,000	111,608
Miami-Dade County GO, 4.00%, 7/1/33	50,000	50,995
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/23	10,000	10,279
28

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/24	$50,000	$52,614
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/23, Prerefunded at 100% of Par(1)	80,000	82,270
Miami-Dade County Water & Sewer System Rev., 3.125%, 10/1/39	25,000	21,819
Orange County Convention Center/Orlando Rev., 5.00%, 10/1/24	80,000	83,900
Orange County School Board COP, 5.00%, 8/1/34	90,000	96,995
Palm Beach County School District COP, 5.00%, 8/1/29	130,000	145,562
Palm Beach County School District COP, 5.00%, 8/1/31	50,000	52,789
School Board of Miami-Dade County COP, 5.00%, 2/1/25	60,000	63,446
School Board of Miami-Dade County COP, 5.00%, 2/1/27	80,000	85,743
School Board of Miami-Dade County COP, 5.00%, 5/1/30	60,000	62,838
School District of Broward County COP, 5.00%, 7/1/32	25,000	28,159
Tampa Bay Water Rev., 5.50%, 10/1/24 (NATL)	55,000	58,338
		1,236,984
Georgia — 4.1%
Atlanta Department of Aviation Rev., 5.00%, 7/1/27	10,000	11,095
Atlanta Water & Wastewater Rev., 5.75%, 11/1/30 (AGM)	10,000	12,136
Atlanta Water & Wastewater Rev., 5.00%, 11/1/40	15,000	15,758
DeKalb County Water & Sewerage Rev., 5.25%, 10/1/32 (AGM)	75,000	82,333
Fulton County Water & Sewerage Rev., 3.00%, 1/1/40	150,000	130,015
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/30	80,000	92,596
Gwinnett County School District GO, 4.00%, 2/1/37	200,000	207,989
Metropolitan Atlanta Rapid Transit Authority Rev., 5.00%, 7/1/33	310,000	335,067
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/37	45,000	41,902
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/39	260,000	237,955
Private Colleges & Universities Authority Rev., (Emory University), 5.00%, 9/1/29	20,000	23,129
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/38	250,000	252,536
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/39	50,000	50,162
		1,492,673
Hawaii — 1.4%
City & County Honolulu Wastewater System Rev., 3.00%, 7/1/41	90,000	74,357
City & County of Honolulu GO, 5.00%, 3/1/25	45,000	47,840
City & County of Honolulu GO, 5.00%, 9/1/30	185,000	209,297
City & County of Honolulu GO, 5.00%, 3/1/31	45,000	52,036
State of Hawaii GO, 5.00%, 1/1/36	35,000	38,555
State of Hawaii GO, 3.00%, 4/1/36	30,000	27,179
State of Hawaii GO, 4.00%, 5/1/36	10,000	10,195
State of Hawaii Airports System Rev., 5.00%, 7/1/33	35,000	39,306
		498,765
Illinois — 3.2%
Chicago O'Hare International Airport Rev., 5.25%, 1/1/29	5,000	5,043
Chicago O'Hare International Airport Rev., 5.00%, 1/1/30	45,000	47,228
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	5,000	5,229
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	25,000	26,556
Chicago O'Hare International Airport Rev., 5.00%, 1/1/34	25,000	26,398
Chicago O'Hare International Airport Rev., 5.00%, 1/1/35	90,000	96,080
Cook County Sales Tax Rev., 4.00%, 11/15/40	105,000	101,521
29

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Illinois Finance Authority Rev., (DePaul University), 4.00%, 10/1/40	$135,000	$126,646
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/35	25,000	26,983
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 4.00%, 7/1/38	90,000	90,239
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/28	20,000	22,404
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	25,000	28,640
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	30,000	34,326
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/41	75,000	78,874
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/25	100,000	107,136
Sales Tax Securitization Corp. Rev., 5.50%, 1/1/32	10,000	11,216
Sales Tax Securitization Corp. Rev., 5.00%, 1/1/37 (BAM)	150,000	162,627
Springfield Electric Rev., 4.00%, 3/1/40 (AGM)	20,000	20,048
State of Illinois GO, 5.00%, 2/1/26	40,000	42,052
State of Illinois GO, 5.00%, 3/1/34	40,000	42,732
State of Illinois GO, 5.00%, 5/1/35	35,000	35,726
State of Illinois GO, 4.00%, 11/1/38	20,000	18,801
State of Illinois GO, 5.50%, 5/1/39	15,000	16,297
State of Illinois Rev., 5.00%, 6/15/26	15,000	15,228
		1,188,030
Indiana — 1.1%
Indiana Finance Authority Rev., (CWA Authority, Inc.), 4.00%, 10/1/36	390,000	393,308
Kentucky — 1.5%
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 5.00%, 11/1/25	50,000	53,356
Louisville and Jefferson County Metropolitan Sewer District Rev., 4.00%, 5/15/36	500,000	501,976
		555,332
Louisiana — 0.3%
East Baton Rouge Sewerage Commission Rev., 5.00%, 2/1/25, Prerefunded at 100% of Par(1)	35,000	37,146
State of Louisiana GO, 5.00%, 8/1/27	75,000	81,816
		118,962
Maryland — 1.8%
Montgomery County GO, 5.00%, 11/1/24	35,000	36,961
Prince County George's GO, 5.00%, 7/15/31	100,000	113,351
State of Maryland GO, 5.00%, 3/15/23	45,000	45,660
State of Maryland GO, 5.00%, 3/15/25	25,000	26,633
State of Maryland GO, 5.00%, 3/15/29	25,000	28,817
State of Maryland GO, 5.00%, 8/1/30	15,000	17,615
State of Maryland GO, 5.00%, 3/15/31	25,000	27,633
State of Maryland GO, 3.25%, 3/15/32	25,000	25,247
State of Maryland GO, 5.00%, 8/1/35	35,000	39,995
State of Maryland GO, 5.00%, 6/1/36	150,000	175,043
State of Maryland Department of Transportation Rev., 5.00%, 11/1/23	55,000	56,599
State of Maryland Department of Transportation Rev., 2.125%, 10/1/31	70,000	62,265
		655,819
Massachusetts — 3.2%
Massachusetts GO, 5.50%, 8/1/30 (Ambac)	150,000	178,531
30

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Massachusetts GO, 5.00%, 9/1/30	$10,000	$11,499
Massachusetts GO, 5.00%, 2/1/35	50,000	54,094
Massachusetts GO, 3.00%, 7/1/35	100,000	92,874
Massachusetts GO, 5.00%, 9/1/37	50,000	54,737
Massachusetts GO, 5.00%, 11/1/41	55,000	59,418
Massachusetts GO, 5.00%, 11/1/45	75,000	82,151
Massachusetts GO, 5.00%, 11/1/50	75,000	81,794
Massachusetts Development Finance Agency Rev., (Northeastern University), 5.00%, 3/1/39	75,000	76,043
Massachusetts Development Finance Agency Rev., (President and Fellows of Harvard College), 5.00%, 10/15/29	10,000	11,668
Massachusetts School Building Authority Rev., 5.00%, 11/15/33	25,000	27,169
Massachusetts School Building Authority Rev., 5.00%, 8/15/37	60,000	63,543
Massachusetts Transportation Fund Rev., 5.00%, 6/1/25	150,000	160,368
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/33	155,000	172,636
Massachusetts Water Resources Authority Rev., 5.00%, 8/1/23	60,000	61,472
		1,187,997
Michigan — 0.9%
Michigan Finance Authority Rev., (Detroit), 4.50%, 10/1/29	40,000	40,497
Michigan Finance Authority Rev., (Great Lakes Water Authority Sewage Disposal System Rev.), 5.00%, 7/1/26 (AGM)	25,000	26,139
Michigan State Building Authority Rev., 5.00%, 4/15/30	30,000	32,095
Michigan State Building Authority Rev., 5.00%, 10/15/30	10,000	10,883
State of Michigan Trunk Line Rev., 5.00%, 11/15/29	75,000	87,016
State of Michigan Trunk Line Rev., 4.00%, 11/15/37	25,000	25,278
State of Michigan Trunk Line Rev., 4.00%, 11/15/37	75,000	75,918
University of Michigan Rev., 5.00%, 4/1/26, Prerefunded at 100% of Par(1)	20,000	21,779
		319,605
Minnesota — 2.9%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/27	30,000	33,035
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/28	25,000	27,482
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/30	20,000	21,834
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/31	100,000	108,829
State of Minnesota GO, 5.00%, 8/1/23	105,000	107,595
State of Minnesota GO, 5.00%, 8/1/23	750,000	768,539
		1,067,314
Mississippi — 0.1%
State of Mississippi GO, 5.00%, 10/1/27, Prerefunded at 100% of Par(1)	25,000	28,078
Missouri — 0.2%
Missouri Joint Municipal Electric Utility Commission Rev., 5.00%, 12/1/40	25,000	26,446
Springfield School District No. R-12 GO, 3.00%, 3/1/39	20,000	17,257
St. Louis Airport Rev., 5.50%, 7/1/28 (NATL)	25,000	28,541
		72,244
Nebraska — 0.1%
Omaha Public Power District Rev., 5.00%, 2/1/31	30,000	33,988
31

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Nevada — 1.4%
Clark County Passenger Facility Charge Rev., 5.00%, 7/1/33	$55,000	$60,993
Clark County School District GO, 5.00%, 6/15/26	15,000	16,151
Clark County School District GO, 5.00%, 6/15/27	125,000	134,552
State of Nevada Highway Improvement Rev., 5.00%, 12/1/25	50,000	53,972
State of Nevada Highway Improvement Rev., 5.00%, 12/1/26	45,000	49,094
State of Nevada Highway Improvement Rev., 5.00%, 12/1/27	50,000	54,511
State of Nevada Highway Improvement Rev., 5.00%, 12/1/31	105,000	115,623
Truckee Meadows Water Authority Rev., 5.00%, 7/1/34	25,000	26,848
		511,744
New Jersey — 3.3%
Garden State Preservation Trust Rev., 5.75%, 11/1/28 (AGM)	25,000	27,950
Garden State Preservation Trust Rev., Capital Appreciation, 0.00%, 11/1/28 (AGM)(2)	5,000	4,105
Hudson County Improvement Authority Rev., (Hudson County), 4.00%, 10/1/46	100,000	92,406
Hudson County Improvement Authority Rev., (Hudson County), 4.00%, 10/1/51	150,000	139,591
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/25	30,000	30,829
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 5.00%, 11/1/26	50,000	53,976
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/27	25,000	25,743
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.25%, 6/15/26	35,000	36,003
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.375%, 6/15/27	25,000	25,696
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.50%, 12/15/26, Prerefunded at 100% of Par(1)	20,000	22,512
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/35	25,000	25,819
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/36	20,000	20,637
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.00%, 6/15/37	25,000	24,321
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/41	140,000	145,141
New Jersey Educational Facilities Authority Rev., (Montclair State University, Inc.), 5.00%, 7/1/39	20,000	20,571
New Jersey Educational Facilities Authority Rev., (State of New Jersey), 5.00%, 9/1/36	55,000	57,448
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/27	5,000	5,392
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	25,000	27,278
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	35,000	38,188
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/30	25,000	26,800
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	20,000	22,092
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	15,000	16,569
New Jersey Turnpike Authority Rev., 5.00%, 1/1/32	10,000	10,993
New Jersey Turnpike Authority Rev., 5.00%, 1/1/33	25,000	27,003
New Jersey Turnpike Authority Rev., 4.00%, 1/1/34	25,000	25,627
New Jersey Turnpike Authority Rev., 5.00%, 1/1/34	25,000	26,905
32

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
New Jersey Turnpike Authority Rev., 4.00%, 1/1/35	$20,000	$20,347
New Jersey Turnpike Authority Rev., 5.00%, 1/1/35	10,000	10,859
New Jersey Turnpike Authority Rev., 5.00%, 1/1/36	10,000	10,831
New Jersey Turnpike Authority Rev., 3.25%, 1/1/38	30,000	26,719
New Jersey Turnpike Authority Rev., 5.00%, 1/1/40	15,000	16,047
State of New Jersey GO, 5.00%, 6/1/28	50,000	55,935
State of New Jersey GO, 4.00%, 6/1/31	25,000	26,700
State of New Jersey GO, 4.00%, 6/1/33	40,000	40,216
State of New Jersey GO, 4.00%, 6/1/34	20,000	20,286
		1,207,535
New Mexico — 0.1%
State of New Mexico Severance Tax Permanent Fund Rev., 5.00%, 7/1/31	45,000	53,030
New York — 15.6%
Dutchess County Local Development Corp. Rev., (Vassar College), 5.00%, 7/1/42	20,000	20,948
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/28	25,000	27,454
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/29	60,000	65,906
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/32	20,000	21,830
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/37	160,000	171,940
Long Island Power Authority Rev., 5.00%, 9/1/33	55,000	60,829
Long Island Power Authority Rev., 5.00%, 9/1/38	100,000	109,059
Metropolitan Transportation Authority Rev., 4.00%, 11/15/36	40,000	39,051
Metropolitan Transportation Authority Rev., 5.00%, 11/15/44 (AGM)	25,000	26,586
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.00%, 11/15/24	35,000	35,179
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/33	25,000	27,800
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/35	25,000	27,184
Nassau County GO, 5.00%, 10/1/27	80,000	89,161
New York City GO, 5.00%, 8/1/25	165,000	172,744
New York City GO, 5.00%, 8/1/25	200,000	214,219
New York City GO, 5.00%, 8/1/26	25,000	27,331
New York City GO, 5.00%, 8/1/27	50,000	51,131
New York City GO, 5.00%, 8/1/27	100,000	111,416
New York City GO, 5.00%, 8/1/28	60,000	60,633
New York City GO, 5.00%, 8/1/28	10,000	11,194
New York City GO, 5.25%, 10/1/30	50,000	55,571
New York City GO, 5.00%, 12/1/38	30,000	32,396
New York City Industrial Development Agency Rev., (Yankee Stadium LLC), 4.00%, 3/1/45 (AGM)	100,000	92,785
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/29	25,000	27,658
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/35	25,000	27,046
New York Convention Center Development Corp. Rev., (New York City Hotel Unit Fee Rev.), 5.00%, 11/15/40	75,000	77,734
New York State Dormitory Authority Rev., (New York University), 4.00%, 7/1/36	50,000	50,510
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/39	10,000	10,698
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/24(1)	60,000	62,336
33

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	$35,000	$37,556
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/30	100,000	110,257
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/30	35,000	36,993
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	100,000	111,884
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	40,000	44,515
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	40,000	45,937
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	25,000	24,787
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/38	65,000	63,883
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/39	200,000	195,376
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	25,000	26,983
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/40	100,000	97,161
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/41	125,000	134,280
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/33	60,000	64,397
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	50,000	54,232
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/23	5,000	5,107
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/23, Prerefunded at 100% of Par(1)	50,000	51,111
New York State Dormitory Authority Rev., (Trustees of Columbia University in the New York City), 5.00%, 10/1/38	10,000	11,014
New York State Thruway Authority Rev., 5.00%, 1/1/23	40,000	40,346
New York State Thruway Authority Rev., 5.00%, 1/1/26	40,000	41,179
New York State Thruway Authority Rev., 5.00%, 1/1/29	100,000	104,972
New York State Thruway Authority Rev., 4.00%, 1/1/40	35,000	33,819
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/23	40,000	40,580
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/25	30,000	31,167
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	55,000	59,583
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/27	115,000	124,340
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	110,000	113,873
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	25,000	27,595
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	25,000	28,480
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/34	60,000	62,067
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/35	25,000	27,645
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/36	50,000	54,635
34

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	$30,000	$29,581
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/38	200,000	217,905
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	140,000	156,449
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	15,000	16,546
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/29	10,000	11,202
Port Authority of New York & New Jersey Rev., 5.00%, 10/15/31	5,000	5,359
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/33	15,000	16,906
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/34	425,000	467,760
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/35	40,000	44,438
Port Authority of New York & New Jersey Rev., 4.00%, 7/15/37	100,000	99,704
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24(1)	50,000	52,725
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24, Prerefunded at 100% of Par(1)	10,000	10,545
Suffolk County Water Authority Rev., 3.00%, 6/1/32	10,000	9,909
Suffolk County Water Authority Rev., 3.25%, 6/1/43	15,000	13,025
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/25	20,000	21,555
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	60,000	66,177
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	80,000	89,755
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/28	50,000	56,965
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/34	95,000	103,853
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/37	25,000	27,110
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	50,000	54,122
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/41	100,000	106,438
Utility Debt Securitization Authority Rev., 5.00%, 12/15/25	35,000	36,161
Utility Debt Securitization Authority Rev., 5.00%, 6/15/27	40,000	42,624
Utility Debt Securitization Authority Rev., 5.00%, 6/15/28	25,000	27,070
Utility Debt Securitization Authority Rev., 5.00%, 12/15/30	55,000	56,824
Utility Debt Securitization Authority Rev., 5.00%, 12/15/31	50,000	51,626
Utility Debt Securitization Authority Rev., 5.00%, 12/15/33	25,000	26,707
Utility Debt Securitization Authority Rev., 5.00%, 12/15/36	50,000	52,993
		5,686,117
North Carolina — 1.4%
Charlotte Water & Sewer System Rev., 5.00%, 7/1/40	25,000	26,569
State of North Carolina GO, 5.00%, 6/1/23	250,000	254,983
State of North Carolina GO, 5.00%, 6/1/29	60,000	69,380
State of North Carolina Rev., 5.00%, 3/1/30	10,000	11,336
State of North Carolina Rev., 5.00%, 3/1/33	115,000	127,880
Wake County GO, 5.00%, 3/1/24	35,000	36,381
		526,529
Ohio — 2.2%
American Municipal Power, Inc. Rev., 5.00%, 2/15/33	90,000	101,163
American Municipal Power, Inc. Rev., 5.00%, 2/15/35	100,000	110,410
Cincinnati City School District GO, 5.25%, 12/1/29 (NATL)	15,000	17,574
Cincinnati City School District GO, 5.25%, 12/1/30 (NATL)	30,000	35,593
Cincinnati City School District GO, 5.25%, 12/1/31 (NATL)	5,000	5,994
Northeast Ohio Regional Sewer District Rev., 3.00%, 11/15/39	230,000	197,760
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/36	75,000	83,573
35

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/39	$100,000	$110,914
Rickenbacker Port Authority Rev., 5.375%, 1/1/32	45,000	51,277
State of Ohio GO, 5.00%, 8/1/24	30,000	31,494
State of Ohio Rev., 5.00%, 12/15/23	55,000	56,803
		802,555
Oklahoma — 1.3%
Grand River Dam Authority Rev., 5.00%, 6/1/25	250,000	265,975
Oklahoma Turnpike Authority Rev., 5.00%, 1/1/30	175,000	201,730
		467,705
Oregon — 1.2%
Deschutes Public Library District GO, 3.00%, 12/1/41	100,000	81,199
Multnomah County School District No. 1 Portland GO, 5.00%, 6/15/24 (SCH BD GTY)	25,000	26,166
Oregon State Lottery Rev., 5.00%, 4/1/27	175,000	186,033
State of Oregon Department of Transportation Rev., 5.00%, 11/15/23	30,000	30,958
State of Oregon Department of Transportation Rev., 5.00%, 11/15/24, Prerefunded at 100% of Par(1)	65,000	68,648
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 6/15/24, Prerefunded at 100% of Par (SCH BD GTY)(1)	35,000	36,621
		429,625
Pennsylvania — 2.2%
Delaware Valley Regional Finance Authority Rev., 5.50%, 8/1/28 (Ambac)	25,000	28,582
Delaware Valley Regional Finance Authority Rev., 5.75%, 7/1/32	25,000	30,001
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	175,000	191,477
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/34	100,000	99,444
Pennsylvania GO, 4.00%, 7/1/23	25,000	25,351
Pennsylvania GO, 5.00%, 1/1/24	25,000	25,870
Pennsylvania GO, 5.00%, 1/1/28	5,000	5,523
Pennsylvania GO, 5.00%, 4/1/23, Prerefunded at 100% of Par(1)	25,000	25,392
Pennsylvania GO, 4.00%, 5/1/33	45,000	46,595
Pennsylvania GO, 3.00%, 9/15/36	80,000	71,900
Pennsylvania GO, 3.00%, 5/1/38	25,000	21,934
Pennsylvania GO, 2.00%, 5/1/39	30,000	21,502
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	30,000	33,776
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/23	30,000	30,947
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/41	30,000	31,219
Philadelphia GO, 4.00%, 8/1/35	20,000	20,139
Philadelphia Gas Works Co Rev., 5.00%, 8/1/50 (AGM)	100,000	108,108
		817,760
Rhode Island — 0.1%
Rhode Island Commerce Corp. Rev., 5.00%, 6/15/23	25,000	25,462
South Carolina — 0.8%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County School District), 5.00%, 12/1/23, Prerefunded at 100% of Par(1)	30,000	30,958
South Carolina Public Service Authority Rev., 5.00%, 12/1/26	50,000	52,102
36

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	$70,000	$74,003
South Carolina Public Service Authority Rev., 5.00%, 12/1/36	25,000	25,871
South Carolina Public Service Authority Rev., 3.00%, 12/1/41	50,000	39,910
South Carolina Public Service Authority Rev., 4.00%, 12/1/42	60,000	55,535
		278,379
Tennessee — 0.2%
Memphis GO, 5.00%, 5/1/23	25,000	25,443
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/26	50,000	54,153
		79,596
Texas — 7.6%
Austin GO, 2.95%, 9/1/27	25,000	25,290
Board of Regents of the University of Texas System Rev., 5.375%, 8/15/23	50,000	51,443
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	30,000	31,506
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	35,000	36,757
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/25	50,000	53,763
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/26	25,000	27,491
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/38	300,000	332,597
Central Texas Regional Mobility Authority Rev., 3.375%, 1/1/41	35,000	29,749
Central Texas Turnpike System Rev., 5.00%, 8/15/39	90,000	97,764
Cypress-Fairbanks Independent School District GO, 5.00%, 2/15/24 (PSF-GTD)	80,000	82,973
Dallas GO, 5.00%, 2/15/23	60,000	60,708
Dallas GO, 5.00%, 2/15/27	30,000	31,067
Dallas Area Rapid Transit Rev., 5.00%, 12/1/29	35,000	40,381
Dallas Area Rapid Transit Rev., 5.00%, 12/1/33	240,000	271,225
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/32	15,000	17,147
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	65,000	73,676
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	50,000	56,674
Dallas Independent School District GO, 5.00%, 8/15/24 (PSF-GTD)	35,000	36,770
Dallas Independent School District GO, 5.00%, 8/15/24, Prerefunded at 100% of Par (PSF-GTD)(1)	40,000	41,962
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/27	80,000	85,898
Houston GO, 5.00%, 3/1/24	75,000	77,948
Houston GO, 5.00%, 3/1/28	35,000	39,220
Houston Independent School District GO, 5.00%, 2/15/27 (PSF-GTD)	55,000	59,633
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/23(1)	15,000	15,134
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/23	20,000	20,177
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/28	10,000	10,747
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/36	20,000	20,183
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/38	30,000	29,710
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/38	25,000	27,065
37

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
North Texas Tollway Authority Rev., (North Texas Tollway System), Capital Appreciation, 0.00%, 1/1/30 (AGC)(2)	$100,000	$78,274
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/26	75,000	81,147
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/29	40,000	43,629
State of Texas GO, 5.00%, 10/1/28	40,000	42,986
State of Texas GO, 5.00%, 4/1/24, Prerefunded at 100% of Par(1)	60,000	62,407
State of Texas GO, 5.00%, 10/1/24, Prerefunded at 100% of Par(1)	50,000	52,500
State of Texas GO, 5.00%, 10/1/30	55,000	61,169
State of Texas GO, 4.00%, 4/1/24, Prerefunded at 100% of Par(1)	50,000	51,211
State of Texas GO, 5.00%, 10/1/33	100,000	110,059
Texas Transportation Commission State Highway Fund Rev., 5.00%, 4/1/24	5,000	5,205
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/29	45,000	48,175
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/34	105,000	107,964
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/38	65,000	71,561
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/40	75,000	79,921
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/28	25,000	27,922
University of Texas System Rev., 5.00%, 8/15/30	50,000	58,704
		2,767,492
Utah — 1.1%
State of Utah GO, 5.00%, 7/1/28	125,000	142,611
State of Utah GO, 5.00%, 7/1/29	40,000	46,061
Utah Transit Authority Rev., 5.00%, 6/15/25	110,000	117,706
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	30,000	32,068
Utah Transit Authority Rev., 5.25%, 6/15/32 (AGM)	40,000	46,988
		385,434
Virginia — 2.9%
Richmond Public Utility Rev., 5.00%, 1/15/28	25,000	26,948
University of Virginia Rev., 5.00%, 4/1/38	25,000	26,978
Virginia College Building Authority Rev., 5.00%, 2/1/30	75,000	83,930
Virginia College Building Authority Rev., 5.00%, 2/1/31	70,000	76,850
Virginia College Building Authority Rev., 4.00%, 2/1/33	40,000	40,804
Virginia College Building Authority Rev., 3.00%, 2/1/35	80,000	71,902
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/24	50,000	52,229
Virginia Commonwealth Transportation Board Rev., 5.00%, 3/15/25	25,000	26,658
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/26	50,000	55,122
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/27	60,000	67,546
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/32	10,000	11,070
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/33	50,000	55,237
38

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Virginia Public Building Authority Rev., 5.00%, 8/1/27	$100,000	$111,760
Virginia Small Business Financing Authority Rev., (Hampton University), 4.00%, 10/1/38	360,000	361,684
		1,068,718
Washington — 3.9%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/25, Prerefunded at 100% of Par(1)	50,000	54,034
Central Puget Sound Regional Transit Authority Rev., (Sales Motor Vehicle & Rental Car Taxe), 5.00%, 11/1/26	50,000	55,147
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/23	35,000	35,749
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/25	25,000	26,743
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	25,000	26,152
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	65,000	72,335
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	20,000	22,257
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/30	25,000	28,130
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/31	15,000	15,612
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/32	50,000	52,936
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	25,000	26,419
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/35	50,000	56,114
Energy Northwest Rev., (Bonneville Power Administration), 4.00%, 7/1/42	70,000	68,286
King County Sewer Rev., 4.00%, 7/1/31	25,000	26,023
State of Washington GO, 4.00%, 7/1/26	50,000	51,428
State of Washington GO, 5.00%, 8/1/28	50,000	54,740
State of Washington GO, 5.00%, 7/1/29	250,000	270,263
State of Washington GO, 5.00%, 8/1/31	25,000	27,562
State of Washington GO, 5.00%, 8/1/32	40,000	42,611
State of Washington GO, 5.00%, 8/1/32	255,000	280,273
State of Washington GO, 5.00%, 2/1/40	40,000	43,994
State of Washington GO, 5.00%, 2/1/41	25,000	27,353
State of Washington Rev., 5.00%, 9/1/23	35,000	35,846
University of Washington Rev., 4.00%, 6/1/37	10,000	10,093
		1,410,100
West Virginia — 0.2%
State of West Virginia GO, 5.00%, 12/1/41	70,000	75,630
TOTAL MUNICIPAL SECURITIES (Cost $38,659,008)		35,982,643
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $122,323)	122,323	122,323
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $38,781,331)		36,104,966
OTHER ASSETS AND LIABILITIES — 1.1%		393,947
TOTAL NET ASSETS — 100.0%		$36,498,913
39

Avantis Core Municipal Fixed Income ETF
NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GO	-	General Obligation
NATL	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guaranteed
SCH BD GTY	-	School Bond Guaranty
(1)Escrowed to maturity in U.S. government securities or state and local government securities.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
40

AUGUST 31, 2022

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
CORPORATE BONDS — 66.7%
Aerospace and Defense — 0.8%
General Dynamics Corp., 3.50%, 5/15/25	$506,000	$503,580
Lockheed Martin Corp., 3.55%, 1/15/26	235,000	233,205
		736,785
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., 2.20%, 9/1/24	459,000	445,890
Automobiles — 1.2%
American Honda Finance Corp., 2.15%, 9/10/24	467,000	451,632
American Honda Finance Corp., 1.00%, 9/10/25	229,000	208,824
General Motors Financial Co., Inc., 4.25%, 5/15/23	95,000	95,067
Toyota Motor Corp., 2.36%, 7/2/24	332,000	324,188
		1,079,711
Banks — 14.2%
African Development Bank, 3.00%, 9/20/23	306,000	304,085
African Development Bank, 0.875%, 7/22/26	60,000	54,163
Asian Development Bank, 0.25%, 10/6/23	439,000	423,511
Asian Development Bank, 2.625%, 1/30/24	250,000	246,903
Asian Development Bank, 1.50%, 1/20/27	120,000	110,324
Asian Infrastructure Investment Bank, 0.25%, 9/29/23	234,000	225,641
Asian Infrastructure Investment Bank, 0.50%, 10/30/24	545,000	509,629
Asian Infrastructure Investment Bank, 0.50%, 1/27/26	250,000	223,829
Australia & New Zealand Banking Group Ltd., 3.70%, 11/16/25	400,000	396,853
Bank of Montreal, 1.25%, 9/15/26	250,000	223,142
Bank of Nova Scotia, 1.30%, 6/11/25	269,000	248,944
Bank of Nova Scotia, 2.70%, 8/3/26	59,000	55,584
Barclays PLC, 3.65%, 3/16/25	200,000	194,796
Barclays PLC, 4.375%, 1/12/26	200,000	196,142
Citigroup, Inc., 3.30%, 4/27/25	538,000	525,116
Council Of Europe Development Bank, 0.25%, 6/10/23	24,000	23,383
Council Of Europe Development Bank, 1.375%, 2/27/25	214,000	202,892
European Bank for Reconstruction & Development, 0.25%, 7/10/23	40,000	38,874
European Bank for Reconstruction & Development, 0.50%, 5/19/25	250,000	230,051
European Investment Bank, 1.375%, 3/15/27	205,000	187,094
HSBC Holdings PLC, 3.90%, 5/25/26	300,000	292,125
Huntington Bancshares, Inc., 4.00%, 5/15/25	269,000	266,867
Inter-American Development Bank, 2.50%, 1/18/23	120,000	119,666
Inter-American Development Bank, 3.00%, 10/4/23	106,000	105,591
Inter-American Development Bank, 0.25%, 11/15/23	82,000	79,037
International Bank for Reconstruction & Development, 1.50%, 8/28/24	475,000	456,571
International Bank for Reconstruction & Development, 2.50%, 7/29/25	325,000	315,324
International Bank for Reconstruction & Development, 0.875%, 7/15/26	40,000	36,173
International Finance Corp., 2.875%, 7/31/23	152,000	150,937
JPMorgan Chase & Co., 3.90%, 7/15/25	363,000	360,420
KeyBank N.A., 3.30%, 6/1/25	375,000	365,719
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	450,000	428,292
41

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Kreditanstalt fuer Wiederaufbau, 1.25%, 1/31/25	$50,000	$47,308
Landwirtschaftliche Rentenbank, 0.50%, 5/27/25	200,000	183,891
National Australia Bank Ltd., 2.50%, 7/12/26	550,000	516,932
Nordic Investment Bank, 0.50%, 1/21/26	250,000	227,012
Oesterreichische Kontrollbank AG, 2.875%, 3/13/23	50,000	49,857
Oesterreichische Kontrollbank AG, 1.50%, 2/12/25	150,000	142,639
PNC Financial Services Group, Inc., 3.50%, 1/23/24	500,000	498,689
Royal Bank of Canada, 2.55%, 7/16/24	806,000	784,647
Santander Holdings USA, Inc., 4.50%, 7/17/25	334,000	332,556
Toronto-Dominion Bank, 1.25%, 9/10/26	395,000	351,070
Toronto-Dominion Bank, 4.11%, 6/8/27	100,000	98,988
Truist Financial Corp., 3.75%, 12/6/23	313,000	313,619
US Bancorp, 3.95%, 11/17/25	512,000	512,518
Wells Fargo & Co., 3.00%, 10/23/26	150,000	141,808
Westpac Banking Corp., 2.85%, 5/13/26	450,000	431,125
		12,230,337
Beverages — 0.2%
Constellation Brands, Inc., 4.40%, 11/15/25	165,000	165,257
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22	63,000	62,957
AbbVie, Inc., 3.20%, 5/14/26	360,000	345,152
		408,109
Capital Markets — 6.2%
Ameriprise Financial, Inc., 3.00%, 4/2/25	327,000	318,628
Bank of New York Mellon Corp., 2.20%, 8/16/23	311,000	306,822
Cboe Global Markets, Inc., 3.65%, 1/12/27	575,000	561,930
Charles Schwab Corp., 3.75%, 4/1/24	100,000	99,951
Charles Schwab Corp., 3.85%, 5/21/25	413,000	413,909
Charles Schwab Corp., 2.45%, 3/3/27	225,000	210,025
CME Group, Inc., 3.00%, 3/15/25	600,000	589,047
Goldman Sachs Group, Inc., 3.85%, 1/26/27	625,000	605,904
Janus Henderson US Holdings, Inc., 4.875%, 8/1/25	230,000	231,209
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 1/15/27	200,000	198,793
Lazard Group LLC, 3.75%, 2/13/25	167,000	164,668
Morgan Stanley, 3.625%, 1/20/27	525,000	510,382
S&P Global, Inc., 2.95%, 1/22/27	450,000	432,466
State Street Corp., 3.55%, 8/18/25	700,000	693,840
		5,337,574
Chemicals — 0.4%
Air Products and Chemicals, Inc., 3.35%, 7/31/24	227,000	225,351
Mosaic Co., 4.25%, 11/15/23	140,000	140,185
		365,536
Consumer Finance — 1.2%
Capital One Financial Corp., 4.25%, 4/30/25	538,000	537,123
Discover Financial Services, 4.50%, 1/30/26	437,000	428,201
Synchrony Financial, 4.50%, 7/23/25	100,000	97,941
		1,063,265
Containers and Packaging†
Packaging Corp. of America, 3.65%, 9/15/24	17,000	16,869
42

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Diversified Consumer Services — 0.2%
Yale University, 0.87%, 4/15/25	$200,000	$185,593
Diversified Financial Services — 0.4%
Ally Financial, Inc., 4.75%, 6/9/27	225,000	219,619
Corebridge Financial, Inc., 3.65%, 4/5/27(1)	100,000	94,080
		313,699
Electric Utilities — 2.4%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	148,000	148,263
Cleco Corporate Holdings LLC, 3.74%, 5/1/26	242,000	232,152
Duke Energy Florida LLC, 3.20%, 1/15/27	750,000	726,997
Entergy Louisiana LLC, 2.40%, 10/1/26	450,000	417,272
Oklahoma Gas and Electric Co., 0.55%, 5/26/23	174,000	170,057
Sierra Pacific Power Co., 2.60%, 5/1/26	375,000	355,573
		2,050,314
Electronic Equipment, Instruments and Components — 0.9%
Avnet, Inc., 4.625%, 4/15/26	285,000	282,245
Flex Ltd., 3.75%, 2/1/26	293,000	279,410
Jabil, Inc., 1.70%, 4/15/26	155,000	138,460
Keysight Technologies, Inc., 4.55%, 10/30/24	48,000	48,299
TD SYNNEX Corp., 1.75%, 8/9/26	75,000	65,743
		814,157
Energy Equipment and Services — 0.7%
Schlumberger Finance Canada Ltd., 1.40%, 9/17/25	275,000	257,393
Schlumberger Investment SA, 3.65%, 12/1/23	313,000	312,912
		570,305
Equity Real Estate Investment Trusts (REITs) — 6.6%
AvalonBay Communities, Inc., 2.95%, 5/11/26	525,000	500,393
Boston Properties LP, 2.75%, 10/1/26	450,000	419,349
Corporate Office Properties LP, 2.25%, 3/15/26	68,000	61,006
Crown Castle, Inc., 4.45%, 2/15/26	250,000	248,949
Digital Realty Trust LP, 3.70%, 8/15/27	450,000	429,847
ERP Operating LP, 3.375%, 6/1/25	463,000	451,656
Federal Realty Investment Trust, 3.25%, 7/15/27	450,000	425,500
Healthcare Realty Holdings LP, 3.50%, 8/1/26	250,000	238,676
Host Hotels & Resorts LP, 4.50%, 2/1/26	200,000	195,353
Kimco Realty Corp., 3.30%, 2/1/25	338,000	330,329
Mid-America Apartments LP, 3.60%, 6/1/27	100,000	96,066
Omega Healthcare Investors, Inc., 4.95%, 4/1/24	75,000	75,234
Prologis LP, 3.25%, 10/1/26	625,000	603,524
Spirit Realty LP, 4.45%, 9/15/26	322,000	315,606
UDR, Inc., 3.50%, 7/1/27	450,000	427,224
Ventas Realty LP, 3.85%, 4/1/27	450,000	432,229
Vornado Realty LP, 2.15%, 6/1/26	100,000	88,089
WP Carey, Inc., 4.00%, 2/1/25	388,000	384,436
		5,723,466
Food and Staples Retailing — 0.9%
Costco Wholesale Corp., 2.75%, 5/18/24	181,000	179,523
Walmart, Inc., 3.30%, 4/22/24	115,000	114,547
Walmart, Inc., 3.05%, 7/8/26	450,000	445,814
		739,884
43

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Food Products — 0.8%
Archer-Daniels-Midland Co., 2.50%, 8/11/26	$150,000	$142,778
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	459,000	426,439
Hershey Co., 2.05%, 11/15/24	123,000	118,863
		688,080
Gas Utilities — 0.2%
Southern California Gas Co., 2.60%, 6/15/26	197,000	186,105
Health Care Providers and Services — 1.5%
Aetna, Inc., 3.50%, 11/15/24	440,000	434,453
Cardinal Health, Inc., 3.50%, 11/15/24	137,000	136,108
Cigna Corp., 3.05%, 11/30/22	38,000	38,000
CVS Health Corp., 2.875%, 6/1/26	70,000	66,845
HCA, Inc., 5.25%, 6/15/26	270,000	271,559
Laboratory Corp. of America Holdings, 3.60%, 2/1/25	100,000	98,649
Quest Diagnostics, Inc., 3.45%, 6/1/26	227,000	221,144
		1,266,758
Hotels, Restaurants and Leisure — 0.4%
Hyatt Hotels Corp., 4.85%, 3/15/26	65,000	65,431
Starbucks Corp., 3.80%, 8/15/25	293,000	291,897
		357,328
Household Durables — 0.5%
DR Horton, Inc., 4.75%, 2/15/23	70,000	70,107
Lennar Corp., 5.25%, 6/1/26	200,000	201,613
PulteGroup, Inc., 5.00%, 1/15/27	200,000	200,691
		472,411
Household Products — 0.5%
Colgate-Palmolive Co., 3.25%, 3/15/24	134,000	133,399
Procter & Gamble Co., 2.45%, 11/3/26	300,000	288,204
		421,603
Industrial Conglomerates — 0.5%
3M Co., 2.25%, 9/19/26	450,000	420,109
Insurance — 3.1%
Aflac, Inc., 3.25%, 3/17/25	278,000	274,065
Allstate Corp., 0.75%, 12/15/25	600,000	538,674
Brighthouse Financial, Inc., 3.70%, 6/22/27	450,000	427,497
Chubb INA Holdings, Inc., 3.35%, 5/3/26	821,000	803,786
First American Financial Corp., 4.60%, 11/15/24	200,000	199,944
MetLife, Inc., 4.37%, 9/15/23	274,000	275,535
MetLife, Inc., 3.60%, 11/13/25	179,000	177,102
		2,696,603
Interactive Media and Services — 0.5%
Alphabet, Inc., 3.375%, 2/25/24	450,000	449,313
Internet and Direct Marketing Retail — 0.5%
Amazon.com, Inc., 2.80%, 8/22/24	468,000	462,326
IT Services — 1.9%
International Business Machines Corp., 1.70%, 5/15/27	500,000	449,485
Mastercard, Inc., 2.95%, 11/21/26	250,000	242,040
VeriSign, Inc., 5.25%, 4/1/25	750,000	762,094
Western Union Co., 2.85%, 1/10/25	171,000	164,169
		1,617,788
44

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Machinery — 2.8%
Caterpillar Financial Services Corp., 3.30%, 6/9/24	$240,000	$238,746
Caterpillar Financial Services Corp., 1.45%, 5/15/25	723,000	680,254
Cummins, Inc., 3.65%, 10/1/23	106,000	106,272
Cummins, Inc., 0.75%, 9/1/25	250,000	228,995
Illinois Tool Works, Inc., 3.50%, 3/1/24	56,000	55,928
John Deere Capital Corp., 3.45%, 1/10/24	242,000	241,460
PACCAR Financial Corp., 2.15%, 8/15/24	351,000	340,494
PACCAR Financial Corp., 1.10%, 5/11/26	600,000	544,570
		2,436,719
Media — 0.9%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	32,000	32,378
Comcast Corp., 3.375%, 8/15/25	506,000	497,835
Discovery Communications LLC, 4.90%, 3/11/26	245,000	244,813
		775,026
Metals and Mining — 0.3%
ArcelorMittal SA, 4.55%, 3/11/26	70,000	68,659
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	45,000	45,065
Kinross Gold Corp., 5.95%, 3/15/24	106,000	107,937
		221,661
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.75%, 9/15/22	98,000	97,996
Multiline Retail — 1.6%
Dollar Tree, Inc., 4.00%, 5/15/25	318,000	315,181
Target Corp., 2.25%, 4/15/25	1,120,000	1,076,476
		1,391,657
Oil, Gas and Consumable Fuels — 5.6%
Canadian Natural Resources Ltd., 2.05%, 7/15/25	398,000	370,805
Chevron Corp., 2.90%, 3/3/24	66,000	65,340
Chevron Corp., 2.95%, 5/16/26	385,000	373,114
Enbridge, Inc., 2.50%, 1/15/25	296,000	283,796
Energy Transfer LP, 4.75%, 1/15/26	438,000	434,547
Enterprise Products Operating LLC, 3.35%, 3/15/23	146,000	145,764
Equinor ASA, 2.45%, 1/17/23	66,000	65,801
Equinor ASA, 3.70%, 3/1/24	391,000	391,060
Exxon Mobil Corp., 2.71%, 3/6/25	221,000	215,137
Exxon Mobil Corp., 2.99%, 3/19/25	815,000	797,637
Phillips 66 Co., 2.45%, 12/15/24(1)	148,000	140,750
Shell International Finance BV, 3.25%, 5/11/25	436,000	428,943
TotalEnergies Capital Canada Ltd., 2.75%, 7/15/23	131,000	129,792
TotalEnergies Capital International SA, 2.43%, 1/10/25	450,000	435,326
Valero Energy Corp., 2.85%, 4/15/25	37,000	35,845
Williams Cos., Inc., 4.00%, 9/15/25	488,000	483,010
		4,796,667
Personal Products — 0.1%
Estee Lauder Cos., Inc., 2.00%, 12/1/24	48,000	46,682
Pharmaceuticals — 2.8%
Astrazeneca Finance LLC, 1.20%, 5/28/26	274,000	247,524
Bristol-Myers Squibb Co., 2.90%, 7/26/24	431,000	425,578
GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	287,000	284,175
45

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
GlaxoSmithKline Capital, Inc., 3.625%, 5/15/25	$499,000	$496,540
Novartis Capital Corp., 1.75%, 2/14/25	63,000	60,324
Novartis Capital Corp., 3.00%, 11/20/25	411,000	402,532
Royalty Pharma PLC, 1.20%, 9/2/25	179,000	162,842
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	150,000	141,036
Wyeth LLC, 6.45%, 2/1/24	172,000	178,480
		2,399,031
Road and Rail — 0.7%
Canadian National Railway Co., 2.75%, 3/1/26	325,000	311,436
Ryder System, Inc., 2.50%, 9/1/24	48,000	46,442
Ryder System, Inc., 3.35%, 9/1/25	224,000	216,035
		573,913
Semiconductors and Semiconductor Equipment — 1.0%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	175,000	168,318
Marvell Technology, Inc., 1.65%, 4/15/26	230,000	207,071
Microchip Technology, Inc., 4.33%, 6/1/23	64,000	64,107
Micron Technology, Inc., 4.98%, 2/6/26	295,000	296,250
NXP BV / NXP Funding LLC, 4.875%, 3/1/24	100,000	100,460
		836,206
Software — 1.0%
Citrix Systems, Inc., 1.25%, 3/1/26	234,000	228,845
Microsoft Corp., 2.875%, 2/6/24	200,000	198,035
Microsoft Corp., 3.125%, 11/3/25	225,000	221,460
Microsoft Corp., 2.40%, 8/8/26	200,000	191,010
Oracle Corp., 2.40%, 9/15/23	40,000	39,310
		878,660
Specialty Retail — 0.6%
Home Depot, Inc., 3.00%, 4/1/26	300,000	291,464
Ross Stores, Inc., 4.60%, 4/15/25	238,000	240,157
		531,621
Technology Hardware, Storage and Peripherals — 1.4%
Apple, Inc., 3.00%, 2/9/24	97,000	96,237
Apple, Inc., 1.125%, 5/11/25	69,000	64,506
Apple, Inc., 3.20%, 5/13/25	225,000	222,126
Apple, Inc., 3.25%, 2/23/26	428,000	420,770
Dell International LLC / EMC Corp., 6.02%, 6/15/26	358,000	372,018
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	48,000	48,787
		1,224,444
Trading Companies and Distributors — 0.1%
Air Lease Corp., 2.875%, 1/15/26	50,000	46,157
TOTAL CORPORATE BONDS (Cost $60,324,419)		57,541,615
U.S. TREASURY SECURITIES AND EQUIVALENTS — 30.0%
Israel Government AID Bond, 5.50%, 9/18/23	32,000	32,623
U.S. Treasury Notes, 0.125%, 8/31/23	500,000	483,422
U.S. Treasury Notes, 0.125%, 10/15/23	900,000	867,270
U.S. Treasury Notes, 2.75%, 11/15/23	776,000	769,604
U.S. Treasury Notes, 0.125%, 12/15/23	1,000,000	958,516
U.S. Treasury Notes, 2.375%, 2/29/24(2)	1,560,000	1,535,259
U.S. Treasury Notes, 0.375%, 4/15/24	1,550,000	1,474,316
U.S. Treasury Notes, 2.00%, 5/31/24	1,194,700	1,165,346
46

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
U.S. Treasury Notes, 0.25%, 6/15/24	$2,025,000	$1,912,755
U.S. Treasury Notes, 0.375%, 7/15/24	1,375,000	1,298,945
U.S. Treasury Notes, 2.375%, 8/15/24	1,900,000	1,861,406
U.S. Treasury Notes, 1.50%, 10/31/24	2,150,000	2,063,076
U.S. Treasury Notes, 1.50%, 11/30/24	2,220,000	2,126,170
U.S. Treasury Notes, 1.50%, 2/15/25	2,000,000	1,906,797
U.S. Treasury Notes, 2.75%, 2/28/25	500,000	491,270
U.S. Treasury Notes, 2.00%, 8/15/25	1,100,000	1,054,238
U.S. Treasury Notes, 0.25%, 10/31/25	2,100,000	1,897,875
U.S. Treasury Notes, 0.375%, 11/30/25	1,795,200	1,624,446
U.S. Treasury Notes, 0.75%, 5/31/26	1,400,000	1,267,438
U.S. Treasury Notes, 1.125%, 10/31/26	900,000	820,160
U.S. Treasury Notes, 0.50%, 6/30/27	250,000	218,369
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $26,922,655)		25,829,301
U.S. GOVERNMENT AGENCY SECURITIES — 2.4%
Federal Farm Credit Banks Funding Corp., 0.125%, 5/10/23	150,000	146,490
Federal Farm Credit Banks Funding Corp., 1.125%, 1/6/25	250,000	236,713
FHLB, 0.125%, 6/2/23	100,000	97,513
FHLB, 1.50%, 8/15/24	170,000	163,957
FHLB, 2.75%, 12/13/24	120,000	118,060
FHLB, 2.375%, 3/14/25	200,000	194,613
FHLB, 3.125%, 6/13/25	25,000	24,761
FHLMC, 0.125%, 10/16/23	104,000	100,152
FHLMC, 0.25%, 11/6/23	104,000	100,091
FHLMC, 0.25%, 12/4/23	100,000	95,946
FHLMC, 0.375%, 7/21/25	115,000	105,225
FNMA, 2.375%, 1/19/23	16,000	15,944
FNMA, 0.25%, 7/10/23	152,000	147,861
FNMA, 2.625%, 9/6/24	375,000	368,733
FNMA, 1.625%, 10/15/24	25,000	24,047
FNMA, 0.375%, 8/25/25	25,000	22,810
Tennessee Valley Authority, 0.75%, 5/15/25	125,000	115,820
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,168,614)		2,078,736
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $89,415,688)		85,449,652
OTHER ASSETS AND LIABILITIES — 0.9%		752,222
TOTAL NET ASSETS — 100.0%		$86,201,874

47

Avantis Short-Term Fixed Income ETF
NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $234,830, which represented 0.3% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $49,207.

See Notes to Financial Statements.
48

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF
Assets
Investment securities, at value (cost of $314,930,475 and $38,781,331, respectively)	$296,808,133	$36,104,966
Cash	522,388	—
Receivable for investments sold	33,651,982	—
Receivable for capital shares sold	—	2,281,180
Interest receivable	1,838,138	398,034
	332,820,641	38,784,180

Liabilities
Payable for investments purchased	83,640,296	2,280,915
Payable for variation margin on futures contracts	14,219	—
Payable for variation margin on swap agreements	2,805	—
Accrued management fees	31,654	4,352
	83,688,974	2,285,267

Net Assets	$249,131,667	$36,498,913

Shares outstanding (unlimited number of shares authorized)	5,850,000	800,000

Net Asset Value Per Share	$42.59	$45.62

Net Assets Consist of:
Capital paid in	$271,984,790	$39,138,455
Distributable earnings	(22,853,123)	(2,639,542)
	$249,131,667	$36,498,913

See Notes to Financial Statements.
49

AUGUST 31, 2022
Avantis Short-Term Fixed Income ETF
Assets
Investment securities, at value (cost of $89,415,688)	$85,449,652
Cash	550,839
Receivable for investments sold	2,092,734
Interest receivable	507,983
88,601,208

Liabilities
Payable for investments purchased	2,388,283
Accrued management fees	11,051
2,399,334

Net Assets	$86,201,874

Shares outstanding (unlimited number of shares authorized)	1,850,000

Net Asset Value Per Share	$46.60

Net Assets Consist of:
Capital paid in	$90,574,805
Distributable earnings	(4,372,931)
$86,201,874

See Notes to Financial Statements.
50

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF
Investment Income (Loss)
Income:
Interest	$3,464,198	$339,323

Expenses:
Management fees	231,892	43,881
Other expenses	622	—
	232,514	43,881

Net investment income (loss)	3,231,684	295,442

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,898,904)	60
Futures contract transactions	(352,749)	—
Swap agreement transactions	(13,722)	—
	(5,265,375)	60

Change in net unrealized appreciation (depreciation) on:
Investments	(18,512,153)	(2,780,081)
Futures contracts	(28,724)	—
Swap agreements	(15,109)	—
	(18,555,986)	(2,780,081)

Net realized and unrealized gain (loss)	(23,821,361)	(2,780,021)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,589,677)	$(2,484,579)

See Notes to Financial Statements.
51

YEAR ENDED AUGUST 31, 2022
Avantis Short-Term Fixed Income ETF
Investment Income (Loss)
Income:
Interest	$823,232

Expenses:
Management fees	92,552

Net investment income (loss)	730,680

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(516,482)
Futures contract transactions	(10,957)
(527,439)

Change in net unrealized appreciation (depreciation) on investments	(3,976,581)

Net realized and unrealized gain (loss)	(4,504,020)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,773,340)

See Notes to Financial Statements.
52

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income ETF		Avantis Core Municipal Fixed Income ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)	August 31, 2022	August 31, 2021(2)
Operations
Net investment income (loss)	$3,231,684	$378,942	$295,442	$125,182
Net realized gain (loss)	(5,265,375)	(47,233)	60	(5,086)
Change in net unrealized appreciation (depreciation)	(18,555,986)	394,850	(2,780,081)	103,716
Net increase (decrease) in net assets resulting from operations	(20,589,677)	726,559	(2,484,579)	223,812

Distributions to Shareholders
From earnings	(2,680,155)	(309,850)	(271,910)	(106,865)

Capital Share Transactions
Proceeds from shares sold	202,856,185	69,116,150	11,608,180	27,507,410
Other capital	11,448	1,007	10,377	12,488
Net increase (decrease) in net assets from capital share transactions	202,867,633	69,117,157	11,618,557	27,519,898

Net increase (decrease) in net assets	179,597,801	69,533,866	8,862,068	27,636,845

Net Assets
Beginning of period	69,533,866	—	27,636,845	—
End of period	$249,131,667	$69,533,866	$36,498,913	$27,636,845

Transactions in Shares of the Funds
Sold	4,450,000	1,400,000	250,000	550,000
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
53

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Avantis Short-Term Fixed Income ETF
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$730,680	$80,480
Net realized gain (loss)	(527,439)	5,514
Change in net unrealized appreciation (depreciation)	(3,976,581)	10,545
Net increase (decrease) in net assets resulting from operations	(3,773,340)	96,539

Distributions to Shareholders
From earnings	(622,910)	(73,220)

Capital Share Transactions
Proceeds from shares sold	58,095,084	32,473,925
Other capital	4,107	1,689
Net increase (decrease) in net assets from capital share transactions	58,099,191	32,475,614

Net increase (decrease) in net assets	53,702,941	32,498,933

Net Assets
Beginning of period	32,498,933	—
End of period	$86,201,874	$32,498,933

Transactions in Shares of the Funds
Sold	1,200,000	650,000
(1)October 13, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
54

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Core Fixed Income ETF, Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF is to seek to maximize total return. Avantis Core Municipal Fixed Income ETF’s investment objective is to seek current income that is exempt from federal income tax. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF incepted on October 13, 2020. Avantis Core Municipal Fixed Income ETF incepted on December 8, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

55

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

56

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Core Fixed Income ETF	0.15%
Avantis Core Municipal Fixed Income ETF	0.15%
Avantis Short-Term Fixed Income ETF	0.15%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
Purchases of U.S. Treasury and Government Agency obligations	$680,521,153	—	$7,237,079
Purchases of other investment securities	11,797,957	$8,371,644	23,740,604
Total Purchases	$692,319,110	$8,371,644	$30,977,683

Sales of U.S. Treasury and Government Agency obligations	$640,126,795	—	$8,896,622
Sales of other investment securities	10,991,300	$649,886	14,297,368
Total Sales	$651,118,095	$649,886	$23,193,990

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Core Fixed Income ETF	$178,753,151	—	—
Avantis Core Municipal Fixed Income ETF	$4,649,428	—	—
Avantis Short-Term Fixed Income ETF	$50,971,507	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

57

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Core Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$154,202,188	—
U.S. Treasury Securities	—	62,652,784	—
U.S. Government Agency Mortgage-Backed Securities	—	48,860,318	—
U.S. Government Agency Securities	—	5,195,917	—
Sovereign Governments and Agencies	—	480,144	—
Short-Term Investments	—	25,416,782	—
	—	$296,808,133	—
Other Financial Instruments
Swap Agreements	—	$27,227	—

Liabilities
Other Financial Instruments
Futures Contracts	$27,732	—	—

Avantis Core Municipal Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$35,982,643	—
Short-Term Investments	$122,323	—	—
	$122,323	$35,982,643	—

58

Avantis Short-Term Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$57,541,615	—
U.S. Treasury Securities and Equivalents	—	25,829,301	—
U.S. Government Agency Securities	—	2,078,736	—
	—	$85,449,652	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The fund's average notional amount to credit risk derivative instruments held during the period was as follows:

Avantis Core Fixed Income ETF	$2,895,833

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis Core Fixed Income ETF	$1,849,529
Avantis Short-Term Fixed Income ETF	$1,137,266

59

Value of Derivative Instruments as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income ETF
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$2,805
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	14,219
		—		$17,024
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

At period end, Avantis Short-Term Fixed Income ETF did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(13,722)	Change in net unrealized appreciation (depreciation) on swap agreements	$(15,109)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(352,749)	Change in net unrealized appreciation (depreciation) on futures contracts	(28,724)
		$(366,471)		$(43,833)

Avantis Short-Term Fixed Income ETF
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(10,957)	Change in net unrealized appreciation (depreciation) on futures contracts	—

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The novel coronavirus (COVID-19) pandemic has stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

60

9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2022 and period ended August 31, 2021 were as follows:

	2022			2021
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income ETF	—	$2,680,155	—	—(1)	$ 309,850(1)	—(1)
Avantis Core Municipal Fixed Income ETF	$271,910	—	—	$106,865(2)	—(2)	—(2)
Avantis Short-Term Fixed Income ETF	—	$622,910	—	—(1)	$73,220(1)	—(1)
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
Federal tax cost of investments	$315,402,504	$38,781,331	$89,415,688
Gross tax appreciation of investments	$8,504	$9,862	$79
Gross tax depreciation of investments	(18,602,875)	(2,686,227)	(3,966,115)
Net tax appreciation (depreciation) of investments	(18,594,371)	(2,676,365)	(3,966,036)
Net tax appreciation (depreciation) on derivatives	(1,062)	—	—
Net tax appreciation (depreciation)	$(18,595,433)	$(2,676,365)	$(3,966,036)
Undistributed ordinary income	$642,889	—	$147,833
Undistributed exempt income	—	$41,849	—
Accumulated short-term capital losses	$(3,858,395)	$(5,026)	$(423,360)
Accumulated long-term capital losses	$(1,042,184)	—	$(131,368)

For Avantis Core Fixed Income ETF, the difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

61

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income ETF
2022	$49.67	0.94	(7.28)	(6.34)	(0.74)	0.00(4)	$42.59	(12.86)%	0.15%	2.09%	382%	$249,132
2021(5)	$50.00	0.51	(0.43)	0.08	(0.41)	0.00(4)	$49.67	0.15%	0.15%(6)	1.17%(6)	185%	$69,534

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)October 13, 2020 (fund inception) through August 31, 2021.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Municipal Fixed Income ETF
2022	$50.25	0.48	(4.69)	(4.21)	(0.44)	$0.02	$45.62	(8.36)%	0.15%	1.01%	2%	$36,499
2021(4)	$50.00	0.26	0.17	0.43	(0.21)	$0.03	$50.25	0.93%	0.15%(5)	0.70%(5)	14%	$27,637

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)December 8, 2020 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income ETF
2022	$50.00	0.57	(3.52)	(2.95)	(0.45)	0.00(4)	$46.60	(5.92)%	0.15%	1.18%	38%	$86,202
2021(5)	$50.00	0.18	(0.02)	0.16	(0.16)	0.00(4)	$50.00	0.33%	0.15%(6)	0.40%(6)	49%	$32,499

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)October 13, 2020 (fund inception) through August 31, 2021.
(6)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income ETF, Avantis® Core Municipal Fixed Income ETF, and Avantis® Short-Term Fixed Income ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Core Fixed Income ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from October 13, 2020 (fund inception) through August 31, 2021
Avantis® Core Municipal Fixed Income ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from December 8, 2020 (fund inception) through August 31, 2021
Avantis® Short-Term Fixed Income ETF	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from October 13, 2020 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
66

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
67

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

68

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In
69

connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Core Fixed Income ETF, Avantis Core Municipal Fixed Income ETF, and Avantis Short-Term Fixed Income ETF was below each Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.
70

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Core Fixed Income ETF was below the median of the total expense ratios of its peer expense universe and the lowest of its peer expense group. The unified fee charged to shareholders of Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the
71

Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

72

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

73

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

74

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis Core Municipal Fixed Income ETF designates $271,910 as exempt interest dividends for the fiscal year ended August 31, 2022.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2022.

Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
$2,425,557	—	$524,734
75

Notes
76

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96956 2210

Annual Report

August 31, 2022

Avantis® U.S. Equity Fund
Institutional Class (AVUSX)
G Class (AVUNX)
Avantis® U.S. Large Cap Value Fund
Institutional Class (ALCDX)
G Class (ALCEX)
Avantis® U.S. Small Cap Value Fund
Institutional Class (AVUVX)
G Class (AVCNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis U.S. Equity Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUSX	-10.57%	11.57%	12/4/2019
Russell 3000 Index	—	-13.28%	10.35%	—
G Class	AVUNX	-10.36%	2.89%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $13,501

Russell 3000 Index — $13,101

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis U.S. Equity returned -10.57%.* For the same period, the fund’s benchmark, the Russell 3000 Index, returned -13.28%. The index is an unmanaged portfolio generally representative of the performance of the broad U.S. stock market, including all capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s outperformance versus the index was largely due to the fund’s emphasis on value-oriented stocks. Specifically, the fund was overweight versus the index in stocks with the highest book-to-market and profitability characteristics and underweight in stocks with the lowest book-to-market and profitability traits.

Value stocks, as measured by the Russell 3000 Value Index, returned -6.49% for the 12-month period. Growth stocks, as measured by the Russell 3000 Growth Index, returned -19.44% for the same period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Short-Term Investments	0.9%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.0%
Banks	5.8%
Software	5.7%
Technology Hardware, Storage and Peripherals	4.7%
Semiconductors and Semiconductor Equipment	4.6%

5

Performance

Avantis U.S. Large Cap Value Fund
Total Returns as of August 31, 2022
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	ALCDX	4.80%	6/21/2022
Russell 1000 Value Index	—	3.94%	—
G Class	ALCEX	4.80%	6/21/2022
G Class returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Large Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. large-capitalization (large-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-cap U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the portfolio’s inception on June 21, 2022, through August 31, 2022, Avantis U.S. Large Cap Value returned 4.80%.* For the same period, the fund’s benchmark, the Russell 1000 Value Index, returned 3.94%. The index is an unmanaged portfolio generally representative of the performance of U.S. large-cap companies with lower price-to-book ratios and lower forecasted growth values. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s outperformance versus the index was largely due to the fund’s overweight to large- and mid-cap companies with higher levels of profitability and lower prices relative to their book values. An underweight position to mega-cap stocks also aided relative results.

Large-cap value stocks, as measured by the Russell 1000 Value Index, returned 3.94% for the reporting period. Mid-cap value stocks, according to the Russell Midcap Value Index, returned 5.60% for the same timeframe.

*All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Large Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.2%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	17.9%
Pharmaceuticals	9.1%
Road and Rail	5.4%
Biotechnology	4.9%
Specialty Retail	4.7%

8

Performance

Avantis U.S. Small Cap Value Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUVX	-0.61%	16.61%	12/4/2019
Russell 2000 Value Index	—	-10.18%	7.83%	—
G Class	AVCNX	-0.37%	10.98%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $15,240

Russell 2000 Value Index — $12,297

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.25%	0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis U.S. Small Cap Value returned -0.61%.* For the same period, the fund’s benchmark, the Russell 2000 Value Index, returned -10.18%. The index is an unmanaged portfolio generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s significant outperformance was largely due to the portfolio’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2022

Avantis U.S. Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	2.1%
Other Assets and Liabilities	(1.6)%

Top Five Industries	% of net assets
Banks	15.1%
Oil, Gas and Consumable Fuels	13.3%
Specialty Retail	7.2%
Trading Companies and Distributors	5.3%
Thrifts and Mortgage Finance	5.1%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class's. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis U.S. Equity Fund
Actual
Institutional Class	$1,000	$919.40	$0.73	0.15%
G Class	$1,000	$920.20	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis U.S. Large Cap Value Fund
Actual
Institutional Class	$1,000	$1,048.00	$0.30(3)	0.15%
G Class	$1,000	$1,048.00	$0.00(3)	0.00%
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%
Avantis U.S. Small Cap Value Fund
Actual
Institutional Class	$1,000	$941.30	$1.22	0.25%
G Class	$1,000	$942.60	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.95	$1.28	0.25%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
(3)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 72, the number of days in the period from June 21, 2022 (fund inception) through August 31, 2022, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
13

Schedules of Investments

AUGUST 31, 2022

Avantis U.S. Equity Fund
	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 1.1%
AAR Corp.(1)	1,155	$49,526
Aerojet Rocketdyne Holdings, Inc.(1)	3,126	134,637
AerSale Corp.(1)	635	12,243
Archer Aviation, Inc., Class A(1)(2)	4,546	16,093
Axon Enterprise, Inc.(1)	257	29,987
Boeing Co.(1)	1,587	254,317
BWX Technologies, Inc.	3,560	185,583
Curtiss-Wright Corp.	281	41,360
Ducommun, Inc.(1)	89	3,916
General Dynamics Corp.	1,113	254,799
HEICO Corp.	159	24,216
HEICO Corp., Class A	385	47,193
Hexcel Corp.	1,272	74,628
Howmet Aerospace, Inc.	1,262	44,713
Huntington Ingalls Industries, Inc.	493	113,518
Kaman Corp.	710	22,521
Kratos Defense & Security Solutions, Inc.(1)	917	11,499
L3Harris Technologies, Inc.	689	157,223
Lockheed Martin Corp.	2,429	1,020,447
Maxar Technologies, Inc.	218	5,195
Moog, Inc., Class A	847	63,508
National Presto Industries, Inc.	103	7,027
Northrop Grumman Corp.	649	310,216
Parsons Corp.(1)	30	1,241
Raytheon Technologies Corp.	8,595	771,401
Textron, Inc.	3,876	241,785
TransDigm Group, Inc.	207	124,281
Triumph Group, Inc.(1)	528	6,859
Virgin Galactic Holdings, Inc.(1)	1,367	8,079
Woodward, Inc.	1,377	128,157
		4,166,168
Air Freight and Logistics — 1.0%
Air Transport Services Group, Inc.(1)	3,671	110,607
Atlas Air Worldwide Holdings, Inc.(1)	1,208	120,704
CH Robinson Worldwide, Inc.	502	57,303
Expeditors International of Washington, Inc.	3,378	347,563
FedEx Corp.	4,099	864,110
Forward Air Corp.	607	58,903
GXO Logistics, Inc.(1)	748	33,196
Hub Group, Inc., Class A(1)	987	78,773
United Parcel Service, Inc., Class B	9,683	1,883,440
		3,554,599
Airlines — 0.2%
Alaska Air Group, Inc.(1)	1,423	61,986
Allegiant Travel Co.(1)	620	59,830
14

Avantis U.S. Equity Fund
	Shares	Value
American Airlines Group, Inc.(1)	2,286	$29,695
Delta Air Lines, Inc.(1)	6,530	202,887
Frontier Group Holdings, Inc.(1)	913	11,778
Hawaiian Holdings, Inc.(1)	2,390	35,826
JetBlue Airways Corp.(1)	4,739	36,917
Mesa Air Group, Inc.(1)	522	1,268
SkyWest, Inc.(1)	1,629	34,681
Southwest Airlines Co.(1)	6,257	229,632
Spirit Airlines, Inc.(1)	1,496	33,929
Sun Country Airlines Holdings, Inc.(1)	1,302	25,936
United Airlines Holdings, Inc.(1)	3,798	132,968
Wheels Up Experience, Inc.(1)	4,550	8,509
		905,842
Auto Components — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	6,857	70,970
Aptiv PLC(1)	2,035	190,130
Autoliv, Inc.	2,728	212,211
BorgWarner, Inc.	4,383	165,239
Cooper-Standard Holdings, Inc.(1)	132	1,034
Dana, Inc.	2,357	36,463
Dorman Products, Inc.(1)	700	63,455
Gentex Corp.	4,070	111,070
Gentherm, Inc.(1)	778	46,602
Goodyear Tire & Rubber Co.(1)	8,220	115,327
LCI Industries	1,159	134,293
Lear Corp.	944	130,876
Modine Manufacturing Co.(1)	860	12,883
Motorcar Parts of America, Inc.(1)	233	3,463
Patrick Industries, Inc.	464	24,578
QuantumScape Corp.(1)(2)	2,508	27,663
Standard Motor Products, Inc.	341	12,515
Visteon Corp.(1)	245	29,358
		1,388,130
Automobiles — 1.2%
Canoo, Inc.(1)(2)	2,240	7,146
Ford Motor Co.	36,419	555,026
General Motors Co.	15,250	582,702
Harley-Davidson, Inc.	3,640	140,395
Lordstown Motors Corp., Class A(1)	2,733	5,849
Lucid Group, Inc.(1)(2)	4,717	72,359
Rivian Automotive, Inc., Class A(1)(2)	241	7,883
Tesla, Inc.(1)	11,091	3,056,790
Thor Industries, Inc.	933	75,582
Winnebago Industries, Inc.	1,158	66,678
Workhorse Group, Inc.(1)(2)	232	726
		4,571,136
Banks — 5.8%
1st Source Corp.	134	6,323
ACNB Corp.(2)	274	9,743
Allegiance Bancshares, Inc.	505	21,392
Amalgamated Financial Corp.	479	10,777
15

Avantis U.S. Equity Fund
	Shares	Value
Amerant Bancorp, Inc.	864	$22,628
American National Bankshares, Inc.	384	12,645
Ameris Bancorp	1,706	79,636
Arrow Financial Corp.	599	19,234
Associated Banc-Corp.	3,946	79,078
Atlantic Union Bankshares Corp.	1,701	55,197
Banc of California, Inc.	1,504	25,388
BancFirst Corp.	383	41,310
Bancorp, Inc.(1)	1,686	39,992
Bank First Corp.(2)	345	28,038
Bank of America Corp.	47,870	1,608,911
Bank of Hawaii Corp.	1,184	92,376
Bank of Marin Bancorp	324	10,012
Bank OZK	3,249	131,682
BankUnited, Inc.	2,500	92,625
Banner Corp.	954	57,965
Bar Harbor Bankshares	500	14,165
Baycom Corp.	385	7,165
BCB Bancorp, Inc.	593	10,674
Berkshire Hills Bancorp, Inc.	845	23,837
Blue Ridge Bankshares, Inc.	811	11,897
BOK Financial Corp.	625	55,544
Brookline Bancorp., Inc.	1,675	20,887
Business First Bancshares, Inc.	748	17,645
Byline Bancorp, Inc.	780	17,012
Cadence Bank	3,288	83,778
Cambridge Bancorp	192	15,788
Camden National Corp.	451	20,399
Capital City Bank Group, Inc.	175	5,588
Capstar Financial Holdings, Inc.	717	14,448
Carter Bankshares, Inc.(1)	1,318	21,707
Cathay General Bancorp.	1,671	70,082
CBTX, Inc.	475	14,155
Central Pacific Financial Corp.	1,144	24,928
Central Valley Community Bancorp	384	6,835
Citigroup, Inc.	20,647	1,007,780
Citizens & Northern Corp.	211	5,064
Citizens Financial Group, Inc.	10,986	402,966
City Holding Co.	392	33,324
Civista Bancshares, Inc.	218	4,611
CNB Financial Corp.	770	20,266
Coastal Financial Corp.(1)	338	13,588
Columbia Banking System, Inc.	1,767	52,922
Comerica, Inc.	3,572	286,832
Commerce Bancshares, Inc.	2,089	143,661
Community Bank System, Inc.	549	35,894
Community Trust Bancorp, Inc.	482	20,364
ConnectOne Bancorp, Inc.	1,113	27,858
CrossFirst Bankshares, Inc.(1)	869	11,453
Cullen/Frost Bankers, Inc.	810	105,268
Customers Bancorp, Inc.(1)	1,382	47,942
16

Avantis U.S. Equity Fund
	Shares	Value
CVB Financial Corp.	2,412	$63,291
Dime Community Bancshares, Inc.	1,170	36,574
Eagle Bancorp, Inc.	926	44,939
East West Bancorp, Inc.	3,332	240,470
Eastern Bankshares, Inc.	2,790	54,126
Enterprise Bancorp, Inc.	150	4,827
Enterprise Financial Services Corp.	907	41,468
Equity Bancshares, Inc., Class A	592	18,488
Esquire Financial Holdings, Inc.	226	8,448
F.N.B. Corp.	7,606	90,663
Farmers & Merchants Bancorp, Inc.	511	14,594
Farmers National Banc Corp.	1,110	15,862
FB Financial Corp.	818	32,409
Fifth Third Bancorp	12,639	431,622
Financial Institutions, Inc.	648	16,867
First BanCorp	9,275	132,632
First Bancorp, Inc.	69	2,001
First Bancorp/Southern Pines NC	791	28,800
First Bancshares, Inc.	537	16,056
First Busey Corp.	1,592	36,616
First Business Financial Services, Inc.	296	9,851
First Citizens BancShares, Inc., Class A	259	210,298
First Commonwealth Financial Corp.	2,633	35,493
First Community Bankshares, Inc.	369	11,635
First Financial Bancorp	2,191	47,282
First Financial Bankshares, Inc.	1,917	81,492
First Financial Corp.	358	16,647
First Foundation, Inc.	1,202	22,790
First Hawaiian, Inc.	2,303	59,210
First Horizon Corp.	13,829	312,812
First Internet Bancorp	270	9,901
First Interstate Bancsystem, Inc., Class A	2,212	89,055
First Merchants Corp.	1,521	60,566
First Mid Bancshares, Inc.	445	15,731
First of Long Island Corp.	279	5,136
First Republic Bank	2,154	327,042
Five Star Bancorp	297	7,553
Flushing Financial Corp.	915	18,895
Fulton Financial Corp.	5,098	82,741
German American Bancorp, Inc.	515	19,343
Glacier Bancorp, Inc.	1,729	87,626
Great Southern Bancorp, Inc.	358	21,043
Hancock Whitney Corp.	2,758	133,018
Hanmi Financial Corp.	1,345	33,248
HarborOne Bancorp, Inc.	1,993	27,185
Heartland Financial USA, Inc.	932	41,632
Heritage Commerce Corp.	1,136	12,825
Heritage Financial Corp.	687	17,855
Hilltop Holdings, Inc.	1,799	47,494
Home BancShares, Inc.	3,454	81,273
HomeStreet, Inc.	686	23,880
17

Avantis U.S. Equity Fund
	Shares	Value
HomeTrust Bancshares, Inc.	196	$4,551
Hope Bancorp, Inc.	3,253	47,071
Horizon Bancorp, Inc.	1,083	20,490
Huntington Bancshares, Inc.	23,895	320,193
Independent Bank Corp. (Massachusetts)	694	54,292
Independent Bank Corp. (Michigan)	653	13,400
Independent Bank Group, Inc.	668	44,996
International Bancshares Corp.	1,696	70,774
JPMorgan Chase & Co.	22,283	2,534,246
KeyCorp	21,881	387,075
Lakeland Bancorp, Inc.	1,178	19,190
Lakeland Financial Corp.	564	42,492
Live Oak Bancshares, Inc.	1,124	40,734
M&T Bank Corp.	2,638	479,536
Macatawa Bank Corp.	489	4,655
Mercantile Bank Corp.	568	18,789
Metrocity Bankshares, Inc.	562	11,234
Metropolitan Bank Holding Corp.(1)	258	18,470
Mid Penn Bancorp, Inc.	311	9,047
Midland States Bancorp, Inc.	740	18,567
MidWestOne Financial Group, Inc.	190	5,795
MVB Financial Corp.	145	4,637
National Bank Holdings Corp., Class A	687	27,569
NBT Bancorp, Inc.	1,284	49,794
Nicolet Bankshares, Inc.(1)	207	15,852
Northeast Bank	344	13,337
Northrim BanCorp, Inc.	88	3,568
Northwest Bancshares, Inc.	2,752	38,721
OceanFirst Financial Corp.	1,395	27,119
OFG Bancorp	2,093	56,930
Old National Bancorp.	5,628	93,931
Old Second Bancorp, Inc.	1,091	14,969
Origin Bancorp, Inc.	749	30,597
Orrstown Financial Services, Inc.	418	10,755
Pacific Premier Bancorp, Inc.	2,662	87,207
PacWest Bancorp	3,340	87,942
Park National Corp.	449	59,192
Parke Bancorp, Inc.	239	5,301
Pathward Financial, Inc.	714	23,533
PCB Bancorp.	619	11,625
Peapack-Gladstone Financial Corp.	200	6,734
Peoples Bancorp, Inc.	1,112	33,238
Pinnacle Financial Partners, Inc.	1,064	85,875
PNC Financial Services Group, Inc.	4,686	740,388
Popular, Inc.	2,764	213,436
Preferred Bank	443	30,053
Premier Financial Corp.	1,015	27,425
Primis Financial Corp.	314	4,117
Professional Holding Corp., Class A(1)	371	10,373
Prosperity Bancshares, Inc.	1,463	103,697
QCR Holdings, Inc.	506	28,260
18

Avantis U.S. Equity Fund
	Shares	Value
RBB Bancorp	596	$13,172
Regions Financial Corp.	20,692	448,396
Renasant Corp.	997	33,240
Republic Bancorp, Inc., Class A	412	17,510
S&T Bancorp, Inc.	1,341	39,747
Sandy Spring Bancorp, Inc.	1,151	44,337
Seacoast Banking Corp. of Florida	1,088	35,164
ServisFirst Bancshares, Inc.	1,192	100,557
Shore Bancshares, Inc.	441	8,401
Sierra Bancorp	568	11,769
Signature Bank	915	159,539
Silvergate Capital Corp., Class A(1)	419	38,179
Simmons First National Corp., Class A	2,316	54,634
SmartFinancial, Inc.	229	5,746
Southern First Bancshares, Inc.(1)	222	9,570
Southside Bancshares, Inc.	640	24,115
SouthState Corp.	1,540	120,182
Stock Yards Bancorp, Inc.	339	22,462
Summit Financial Group, Inc.	196	5,590
SVB Financial Group(1)	789	320,744
Synovus Financial Corp.	4,240	170,278
Texas Capital Bancshares, Inc.(1)	1,212	71,544
Tompkins Financial Corp.	301	21,564
Towne Bank	1,775	50,570
Trico Bancshares	1,187	56,015
Triumph Bancorp, Inc.(1)	1,059	65,563
Truist Financial Corp.	14,115	661,147
Trustmark Corp.	1,692	53,366
U.S. Bancorp	15,054	686,613
UMB Financial Corp.	1,004	89,828
Umpqua Holdings Corp.	6,896	122,335
United Bankshares, Inc.	2,235	82,918
United Community Banks, Inc.	2,262	75,845
Unity Bancorp, Inc.	332	9,306
Univest Financial Corp.	963	23,882
Valley National Bancorp	8,148	94,680
Veritex Holdings, Inc.	933	28,093
Washington Federal, Inc.	1,697	54,321
Washington Trust Bancorp, Inc.	493	24,961
Webster Financial Corp.	3,147	148,066
Wells Fargo & Co.	41,460	1,812,217
WesBanco, Inc.	1,386	47,415
West BanCorp, Inc.	500	12,305
Westamerica Bancorporation	600	33,570
Western Alliance Bancorp	2,406	184,588
Wintrust Financial Corp.	1,545	130,305
Zions Bancorp NA	4,184	230,245
		21,088,950
Beverages — 1.2%
Boston Beer Co., Inc., Class A(1)	75	25,281
Brown-Forman Corp., Class A	472	33,309
19

Avantis U.S. Equity Fund
	Shares	Value
Brown-Forman Corp., Class B	4,463	$324,460
Celsius Holdings, Inc.(1)	207	21,422
Coca-Cola Co.	20,705	1,277,706
Coca-Cola Consolidated, Inc.	201	95,340
Constellation Brands, Inc., Class A	1,530	376,456
Duckhorn Portfolio, Inc.(1)	503	9,175
Keurig Dr Pepper, Inc.	3,480	132,658
Molson Coors Beverage Co., Class B	4,236	218,874
Monster Beverage Corp.(1)	2,753	244,549
National Beverage Corp.	860	47,696
PepsiCo, Inc.	8,721	1,502,367
		4,309,293
Biotechnology — 3.0%
2seventy bio, Inc.(1)	714	10,517
AbbVie, Inc.	12,122	1,629,924
Adicet Bio, Inc.(1)	495	7,009
Adverum Biotechnologies, Inc.(1)(2)	241	280
Agios Pharmaceuticals, Inc.(1)	619	15,784
Alaunos Therapeutics, Inc.(1)	600	1,476
Albireo Pharma, Inc.(1)(2)	120	2,100
Aldeyra Therapeutics, Inc.(1)	2,228	15,685
Alector, Inc.(1)	2,399	24,830
Alkermes PLC(1)	2,415	57,163
Allakos, Inc.(1)(2)	54	262
Allogene Therapeutics, Inc.(1)(2)	1,863	25,542
Alnylam Pharmaceuticals, Inc.(1)	419	86,595
Altimmune, Inc.(1)	915	20,203
ALX Oncology Holdings, Inc.(1)(2)	72	936
Amgen, Inc.	3,763	904,249
AnaptysBio, Inc.(1)	151	3,506
Anika Therapeutics, Inc.(1)	17	384
Apellis Pharmaceuticals, Inc.(1)	626	37,879
Arcturus Therapeutics Holdings, Inc.(1)	69	969
Arcus Biosciences, Inc.(1)	711	17,121
Arcutis Biotherapeutics, Inc.(1)	494	13,313
Ardelyx, Inc.(1)	348	330
Assembly Biosciences, Inc.(1)(2)	133	249
Atara Biotherapeutics, Inc.(1)	834	3,344
Avid Bioservices, Inc.(1)	621	10,694
BioCryst Pharmaceuticals, Inc.(1)	946	13,149
Biogen, Inc.(1)	2,382	465,395
Biohaven Pharmaceutical Holding Co. Ltd.(1)	428	63,922
BioMarin Pharmaceutical, Inc.(1)	2,017	179,916
Bluebird Bio, Inc.(1)(2)	123	718
Blueprint Medicines Corp.(1)	609	44,591
Calithera Biosciences, Inc.(1)	8	31
CareDx, Inc.(1)	381	7,464
Catalyst Pharmaceuticals, Inc.(1)	3,691	49,976
ChemoCentryx, Inc.(1)	885	45,117
Chinook Therapeutics, Inc.(1)	763	15,870
Cogent Biosciences, Inc.(1)	1,769	29,171
20

Avantis U.S. Equity Fund
	Shares	Value
CRISPR Therapeutics AG(1)(2)	1,163	$75,700
CTI BioPharma Corp.(1)(2)	1,427	8,962
Cullinan Oncology, Inc.(1)	506	6,821
Day One Biopharmaceuticals, Inc.(1)	822	19,309
Deciphera Pharmaceuticals, Inc.(1)	674	10,939
Denali Therapeutics, Inc.(1)	843	23,326
Dynavax Technologies Corp.(1)	4,847	55,595
Editas Medicine, Inc.(1)	1,447	21,271
Eiger BioPharmaceuticals, Inc.(1)	1,162	9,598
Emergent BioSolutions, Inc.(1)	873	20,969
Enanta Pharmaceuticals, Inc.(1)	212	12,907
EQRx, Inc.(1)(2)	9,167	44,827
Exact Sciences Corp.(1)	920	32,706
Exelixis, Inc.(1)	2,650	47,011
Frequency Therapeutics, Inc.(1)	165	340
G1 Therapeutics, Inc.(1)(2)	166	2,409
Generation Bio Co.(1)	1,509	7,726
Geron Corp.(1)(2)	2,825	7,458
Gilead Sciences, Inc.	20,055	1,272,891
Halozyme Therapeutics, Inc.(1)	5,543	225,766
Harpoon Therapeutics, Inc.(1)	487	808
Horizon Therapeutics PLC(1)	3,218	190,538
Ideaya Biosciences, Inc.(1)	273	2,684
Incyte Corp.(1)	2,121	149,382
Ionis Pharmaceuticals, Inc.(1)	1,383	58,805
Iovance Biotherapeutics, Inc.(1)	1,053	11,288
Ironwood Pharmaceuticals, Inc.(1)	6,854	73,749
iTeos Therapeutics, Inc.(1)	1,269	28,146
Keros Therapeutics, Inc.(1)	47	1,662
Kiniksa Pharmaceuticals Ltd., Class A(1)	232	2,719
Kodiak Sciences, Inc.(1)	87	871
Krystal Biotech, Inc.(1)	343	24,048
Kura Oncology, Inc.(1)	2,185	30,284
Kymera Therapeutics, Inc.(1)	547	15,464
Ligand Pharmaceuticals, Inc.(1)	249	23,005
Lyell Immunopharma, Inc.(1)	4,561	30,559
MacroGenics, Inc.(1)	152	603
MannKind Corp.(1)(2)	2,305	8,413
Mirati Therapeutics, Inc.(1)	383	31,034
Moderna, Inc.(1)	5,818	769,547
Monte Rosa Therapeutics, Inc.(1)(2)	439	3,477
Myriad Genetics, Inc.(1)	693	15,482
Neurocrine Biosciences, Inc.(1)	1,142	119,487
Nkarta, Inc.(1)	785	11,296
Nurix Therapeutics, Inc.(1)	334	5,254
Nuvalent, Inc., Class A(1)	550	9,284
Olema Pharmaceuticals, Inc.(1)	299	1,181
Organogenesis Holdings, Inc.(1)	778	2,793
Passage Bio, Inc.(1)	253	511
PDL BioPharma, Inc.(1)	752	1,925
PMV Pharmaceuticals, Inc.(1)	1,392	19,377
21

Avantis U.S. Equity Fund
	Shares	Value
Point Biopharma Global, Inc.(1)(2)	2,767	$26,978
PTC Therapeutics, Inc.(1)	260	12,984
Quince Therapeutics, Inc.(1)	256	451
Recursion Pharmaceuticals, Inc., Class A(1)	1,117	11,740
Regeneron Pharmaceuticals, Inc.(1)	2,013	1,169,674
REGENXBIO, Inc.(1)	1,606	47,377
Relay Therapeutics, Inc.(1)	247	5,674
Repare Therapeutics, Inc.(1)(2)	136	1,621
Replimune Group, Inc.(1)	1,200	22,872
REVOLUTION Medicines, Inc.(1)	858	17,872
Rhythm Pharmaceuticals, Inc.(1)	119	2,689
Rigel Pharmaceuticals, Inc.(1)	10,153	14,417
Rocket Pharmaceuticals, Inc.(1)	601	9,261
Sage Therapeutics, Inc.(1)	1,513	56,980
Sana Biotechnology, Inc.(1)(2)	1,133	7,716
Sangamo Therapeutics, Inc.(1)	1,575	8,505
Sarepta Therapeutics, Inc.(1)	749	81,926
Seagen, Inc.(1)	1,087	167,713
Spectrum Pharmaceuticals, Inc.(1)	83	94
Stoke Therapeutics, Inc.(1)	72	1,084
Sutro Biopharma, Inc.(1)	160	906
Syndax Pharmaceuticals, Inc.(1)	280	6,611
Talaris Therapeutics, Inc.(1)	221	731
Tango Therapeutics, Inc.(1)	1,099	4,506
TCR2 Therapeutics, Inc.(1)	110	299
Twist Bioscience Corp.(1)	461	18,495
Ultragenyx Pharmaceutical, Inc.(1)	172	8,203
uniQure NV(1)	1,848	36,110
United Therapeutics Corp.(1)	1,463	331,545
Vanda Pharmaceuticals, Inc.(1)	982	10,390
Vaxcyte, Inc.(1)	339	8,868
VBI Vaccines, Inc.(1)	770	690
Veracyte, Inc.(1)	948	19,339
Vertex Pharmaceuticals, Inc.(1)	4,387	1,236,081
Viking Therapeutics, Inc.(1)	399	1,269
Vir Biotechnology, Inc.(1)	3,360	79,800
Voyager Therapeutics, Inc.(1)	243	1,451
Xencor, Inc.(1)	1,200	31,668
Xenon Pharmaceuticals, Inc.(1)	995	38,616
Zymeworks, Inc.(1)	83	532
		10,859,609
Building Products — 0.7%
Advanced Drainage Systems, Inc.	484	65,679
Allegion PLC	925	87,968
American Woodmark Corp.(1)	7	363
AO Smith Corp.	3,011	169,971
Apogee Enterprises, Inc.	875	35,735
Armstrong World Industries, Inc.	1,587	133,292
Builders FirstSource, Inc.(1)	5,958	349,198
Carlisle Cos., Inc.	502	148,421
Carrier Global Corp.	4,462	174,554
22

Avantis U.S. Equity Fund
	Shares	Value
CSW Industrials, Inc.	243	$30,764
Fortune Brands Home & Security, Inc.	926	56,884
Gibraltar Industries, Inc.(1)	251	10,504
Hayward Holdings, Inc.(1)	2,247	23,616
Insteel Industries, Inc.	667	19,276
JELD-WEN Holding, Inc.(1)	331	3,691
Johnson Controls International PLC	2,010	108,821
Lennox International, Inc.	155	37,219
Masco Corp.	1,107	56,313
Masonite International Corp.(1)	811	66,356
Owens Corning	3,626	296,353
Quanex Building Products Corp.	780	17,394
Resideo Technologies, Inc.(1)	946	19,696
Simpson Manufacturing Co., Inc.	774	71,703
Trane Technologies PLC	863	132,962
Trex Co., Inc.(1)	2,678	125,304
UFP Industries, Inc.	1,098	87,170
Zurn Elkay Water Solutions Corp.	2,517	69,419
		2,398,626
Capital Markets — 3.6%
Affiliated Managers Group, Inc.	122	15,538
Ameriprise Financial, Inc.	2,783	745,872
Ares Management Corp., Class A	806	59,757
Artisan Partners Asset Management, Inc., Class A	2,740	92,502
B. Riley Financial, Inc.	781	38,870
Bank of New York Mellon Corp.	9,327	387,350
BGC Partners, Inc., Class A	5,615	22,572
BlackRock, Inc.	854	569,097
Blackstone, Inc.	9,082	853,163
Brightsphere Investment Group, Inc.	1,432	24,473
Carlyle Group, Inc.	6,168	200,645
Cboe Global Markets, Inc.	580	68,423
Charles Schwab Corp.	12,237	868,215
CME Group, Inc.	2,237	437,580
Cohen & Steers, Inc.	935	66,740
Coinbase Global, Inc., Class A(1)	2,116	141,349
Cowen, Inc., Class A	748	28,761
Diamond Hill Investment Group, Inc.	95	16,250
Donnelley Financial Solutions, Inc.(1)	603	25,597
Evercore, Inc., Class A	1,376	128,917
FactSet Research Systems, Inc.	543	235,304
Federated Hermes, Inc.	2,049	69,789
Focus Financial Partners, Inc., Class A(1)	408	15,973
Franklin Resources, Inc.	4,032	105,114
Goldman Sachs Group, Inc.	4,355	1,448,778
Hamilton Lane, Inc., Class A	248	17,256
Houlihan Lokey, Inc.	2,001	157,078
Interactive Brokers Group, Inc., Class A	674	41,512
Intercontinental Exchange, Inc.	1,419	143,106
Invesco Ltd.	6,693	110,234
Janus Henderson Group PLC	4,060	95,004
23

Avantis U.S. Equity Fund
	Shares	Value
Jefferies Financial Group, Inc.	6,277	$201,429
KKR & Co., Inc.	7,160	362,010
Lazard Ltd., Class A	4,175	151,761
LPL Financial Holdings, Inc.	1,198	265,153
Manning & Napier, Inc.	477	6,072
MarketAxess Holdings, Inc.	363	90,238
Moelis & Co., Class A	2,333	97,193
Moody's Corp.	1,104	314,110
Morgan Stanley	12,112	1,032,185
Morningstar, Inc.	190	43,318
MSCI, Inc.	339	152,292
Nasdaq, Inc.	1,113	66,257
Northern Trust Corp.	3,479	330,818
Open Lending Corp., Class A(1)	2,157	20,944
Oppenheimer Holdings, Inc., Class A	408	14,810
Perella Weinberg Partners(2)	1,054	7,578
Piper Sandler Cos.	766	87,761
PJT Partners, Inc., Class A	240	16,613
Raymond James Financial, Inc.	4,032	420,820
S&P Global, Inc.	1,631	574,406
SEI Investments Co.	3,084	168,695
State Street Corp.	5,421	370,525
StepStone Group, Inc., Class A	1,178	32,148
Stifel Financial Corp.	2,844	168,678
StoneX Group, Inc.(1)	834	77,428
T. Rowe Price Group, Inc.	3,744	449,280
TPG, Inc.	727	21,345
Tradeweb Markets, Inc., Class A	632	43,981
Victory Capital Holdings, Inc., Class A	933	24,986
Virtu Financial, Inc., Class A	4,225	97,006
Virtus Investment Partners, Inc.	188	35,955
WisdomTree Investments, Inc.	2,210	11,072
		12,987,686
Chemicals — 2.7%
AdvanSix, Inc.	1,154	41,844
Air Products and Chemicals, Inc.	2,140	540,243
Albemarle Corp.	2,047	548,514
American Vanguard Corp.	1,244	24,793
Ashland, Inc.	1,009	102,676
Avient Corp.	1,128	49,440
Axalta Coating Systems Ltd.(1)	1,496	38,522
Balchem Corp.	144	18,982
Cabot Corp.	2,792	200,940
Celanese Corp.	2,609	289,234
CF Industries Holdings, Inc.	6,978	721,944
Chase Corp.	153	13,488
Chemours Co.	7,313	246,667
Corteva, Inc.	9,479	582,295
Danimer Scientific, Inc.(1)	1,017	4,526
Dow, Inc.	18,472	942,072
DuPont de Nemours, Inc.	4,665	259,561
24

Avantis U.S. Equity Fund
	Shares	Value
Eastman Chemical Co.	3,371	$306,761
Ecolab, Inc.	789	129,262
Ecovyst, Inc.(1)	968	8,944
Element Solutions, Inc.	781	14,581
FMC Corp.	3,139	339,263
GCP Applied Technologies, Inc.(1)	467	14,673
H.B. Fuller Co.	487	31,587
Hawkins, Inc.	610	23,375
Huntsman Corp.	5,297	148,422
Ingevity Corp.(1)	1,528	107,174
Innospec, Inc.	430	40,188
International Flavors & Fragrances, Inc.	1,429	157,876
Intrepid Potash, Inc.(1)	310	14,486
Koppers Holdings, Inc.	734	16,757
Kronos Worldwide, Inc.	903	11,631
Linde PLC	2,924	827,083
LSB Industries, Inc.(1)	4,030	63,593
LyondellBasell Industries NV, Class A	8,097	672,051
Mativ Holdings, Inc.	1	24
Minerals Technologies, Inc.	580	33,791
Mosaic Co.	12,135	653,712
NewMarket Corp.	182	52,272
Olin Corp.	6,220	339,985
Origin Materials, Inc.(1)	1,311	8,194
Orion Engineered Carbons SA	2,618	44,139
PPG Industries, Inc.	980	124,440
PureCycle Technologies, Inc.(1)(2)	1,827	16,681
Quaker Chemical Corp.	152	26,497
RPM International, Inc.	949	88,409
Sensient Technologies Corp.	532	42,384
Sherwin-Williams Co.	1,835	425,903
Stepan Co.	372	38,774
Tredegar Corp.	1,180	12,048
Trinseo PLC	1,620	42,979
Tronox Holdings PLC, Class A	5,103	74,657
Valhi, Inc.	232	8,106
Valvoline, Inc.	2,780	80,815
Westlake Corp.	860	84,822
		9,752,080
Commercial Services and Supplies — 0.6%
Aris Water Solution, Inc., Class A	400	6,800
Brady Corp., Class A	638	29,693
Brink's Co.	478	26,424
Casella Waste Systems, Inc., Class A(1)	858	70,296
Cimpress PLC(1)	8	269
Cintas Corp.	601	244,511
Civeo Corp.(1)	1,036	30,728
Clean Harbors, Inc.(1)	1,513	177,656
Copart, Inc.(1)	3,436	411,117
Deluxe Corp.	592	11,390
Ennis, Inc.	1,194	25,349
25

Avantis U.S. Equity Fund
	Shares	Value
Healthcare Services Group, Inc.	1,523	$21,429
Heritage-Crystal Clean, Inc.(1)	610	19,868
HNI Corp.	1,019	32,608
IAA, Inc.(1)	1,865	69,490
Interface, Inc.	1,955	21,837
KAR Auction Services, Inc.(1)	1,998	29,171
Li-Cycle Holdings Corp.(1)	1,720	12,401
MSA Safety, Inc.	191	22,702
Pitney Bowes, Inc.	1,109	3,205
Quad/Graphics, Inc.(1)	1,703	5,381
Republic Services, Inc.	746	106,469
Rollins, Inc.	1,768	59,688
SP Plus Corp.(1)	633	20,978
Steelcase, Inc., Class A	935	10,453
Stericycle, Inc.(1)	75	3,757
Tetra Tech, Inc.	261	35,446
UniFirst Corp.	194	34,970
VSE Corp.	101	4,227
Waste Connections, Inc.	1,017	141,546
Waste Management, Inc.	2,970	502,019
		2,191,878
Communications Equipment — 0.5%
ADTRAN Holdings, Inc.	351	8,157
Arista Networks, Inc.(1)	2,598	311,448
Aviat Networks, Inc.(1)	332	10,392
Cambium Networks Corp.(1)	125	2,432
Ciena Corp.(1)	2,194	111,324
Cisco Systems, Inc.	14,143	632,475
CommScope Holding Co., Inc.(1)	2,063	23,312
Comtech Telecommunications Corp.	175	1,976
Extreme Networks, Inc.(1)	2,001	28,674
F5, Inc.(1)	259	40,678
Juniper Networks, Inc.	2,173	61,757
Lumentum Holdings, Inc.(1)	1,326	110,787
Motorola Solutions, Inc.	734	178,663
NETGEAR, Inc.(1)	326	7,690
NetScout Systems, Inc.(1)	924	29,328
Ribbon Communications, Inc.(1)	594	2,085
Ubiquiti, Inc.(2)	105	32,591
ViaSat, Inc.(1)	2,208	83,860
Viavi Solutions, Inc.(1)	3,474	48,914
		1,726,543
Construction and Engineering — 0.4%
AECOM	294	21,506
Arcosa, Inc.	788	46,059
Argan, Inc.	354	12,245
Dycom Industries, Inc.(1)	713	79,941
EMCOR Group, Inc.	1,105	131,406
Fluor Corp.(1)	1,904	50,342
Granite Construction, Inc.	1,638	49,107
Great Lakes Dredge & Dock Corp.(1)	2,633	25,198
26

Avantis U.S. Equity Fund
	Shares	Value
MasTec, Inc.(1)	1,366	$109,963
Matrix Service Co.(1)	1	6
MDU Resources Group, Inc.	3,472	104,681
MYR Group, Inc.(1)	655	60,876
Northwest Pipe Co.(1)	260	8,232
NV5 Global, Inc.(1)	172	24,211
Primoris Services Corp.	1,447	29,331
Quanta Services, Inc.	2,414	341,098
Sterling Infrastructure, Inc.(1)	1,283	32,447
Tutor Perini Corp.(1)	1,023	6,936
Valmont Industries, Inc.	236	65,329
WillScot Mobile Mini Holdings Corp.(1)	3,752	150,605
		1,349,519
Construction Materials — 0.2%
Eagle Materials, Inc.	1,469	175,722
Martin Marietta Materials, Inc.	716	248,960
Summit Materials, Inc., Class A(1)	1,702	48,371
United States Lime & Minerals, Inc.	34	3,495
Vulcan Materials Co.	1,269	211,276
		687,824
Consumer Finance — 1.1%
Ally Financial, Inc.	10,154	337,113
American Express Co.	4,093	622,136
Atlanticus Holdings Corp.(1)	173	4,925
Bread Financial Holdings, Inc.	2,394	92,001
Capital One Financial Corp.	7,635	807,936
Consumer Portfolio Services, Inc.(1)	792	9,219
Credit Acceptance Corp.(1)(2)	252	134,084
Discover Financial Services	7,449	748,550
Encore Capital Group, Inc.(1)	1,178	64,413
Enova International, Inc.(1)	991	34,626
EZCORP, Inc., Class A(1)	1,486	13,002
Green Dot Corp., Class A(1)	1,850	37,536
LendingClub Corp.(1)	1,423	18,599
Navient Corp.	5,259	80,936
Nelnet, Inc., Class A	486	40,941
OneMain Holdings, Inc.	3,935	137,450
Oportun Financial Corp.(1)	218	1,114
PRA Group, Inc.(1)	1,218	44,993
PROG Holdings, Inc.(1)	2,373	43,995
Regional Management Corp.	404	13,611
SLM Corp.	10,642	162,610
SoFi Technologies, Inc.(1)	8,756	51,835
Synchrony Financial	15,059	493,182
World Acceptance Corp.(1)	184	21,388
		4,016,195
Containers and Packaging — 0.6%
Amcor PLC	6,192	74,366
AptarGroup, Inc.	741	76,182
Ardagh Metal Packaging SA(2)	1,684	10,357
Avery Dennison Corp.	871	159,933
27

Avantis U.S. Equity Fund
	Shares	Value
Ball Corp.	2,728	$152,250
Berry Global Group, Inc.(1)	844	45,854
Crown Holdings, Inc.	857	77,636
Graphic Packaging Holding Co.	8,922	198,693
Greif, Inc., Class A	624	41,839
Greif, Inc., Class B	105	6,853
International Paper Co.	6,520	271,362
Myers Industries, Inc.	941	18,180
O-I Glass, Inc.(1)	1,786	23,236
Packaging Corp. of America	2,966	406,105
Sealed Air Corp.	2,260	121,610
Silgan Holdings, Inc.	152	6,924
Sonoco Products Co.	2,935	184,964
TriMas Corp.	840	23,117
WestRock Co.	5,045	204,776
		2,104,237
Distributors — 0.2%
Genuine Parts Co.	2,399	374,268
LKQ Corp.	4,458	237,255
Pool Corp.	480	162,811
		774,334
Diversified Consumer Services — 0.2%
ADT, Inc.	1,747	12,736
Adtalem Global Education, Inc.(1)	2,434	91,737
American Public Education, Inc.(1)	77	795
Bright Horizons Family Solutions, Inc.(1)	192	13,094
frontdoor, Inc.(1)	841	19,747
Graham Holdings Co., Class B	49	27,706
Grand Canyon Education, Inc.(1)	1,419	115,478
H&R Block, Inc.	2,819	126,855
Laureate Education, Inc., Class A	5,744	63,299
OneSpaWorld Holdings Ltd.(1)	449	3,956
Perdoceo Education Corp.(1)	2,416	27,977
Service Corp. International	2,235	137,922
Strategic Education, Inc.	354	22,904
Stride, Inc.(1)	1,135	43,289
Terminix Global Holdings, Inc.(1)	304	12,966
Universal Technical Institute, Inc.(1)	1,620	11,113
WW International, Inc.(1)	204	1,065
		732,639
Diversified Financial Services — 0.9%
A-Mark Precious Metals, Inc.	612	18,917
Acacia Research Corp.(1)	2,587	11,616
Alerus Financial Corp.	452	10,740
Apollo Global Management, Inc.	3,955	219,819
Berkshire Hathaway, Inc., Class B(1)	7,563	2,123,690
Cannae Holdings, Inc.(1)	1,598	34,533
Equitable Holdings, Inc.	13,663	406,474
Jackson Financial, Inc., Class A	3,977	124,321
Voya Financial, Inc.	3,706	228,030
		3,178,140
28

Avantis U.S. Equity Fund
	Shares	Value
Diversified Telecommunication Services — 1.1%
Anterix, Inc.(1)	60	$2,547
AT&T, Inc.	75,494	1,324,165
ATN International, Inc.	438	20,520
Cogent Communications Holdings, Inc.	206	10,969
Consolidated Communications Holdings, Inc.(1)	479	2,749
EchoStar Corp., Class A(1)	780	14,360
Frontier Communications Parent, Inc.(1)	7,854	202,319
IDT Corp., Class B(1)	973	24,880
Iridium Communications, Inc.(1)	3,543	157,274
Lumen Technologies, Inc.(2)	10,454	104,122
Radius Global Infrastructure, Inc., Class A(1)	1,899	26,149
Verizon Communications, Inc.	50,070	2,093,427
		3,983,481
Electric Utilities — 2.0%
ALLETE, Inc.	973	57,582
Alliant Energy Corp.	2,670	162,977
American Electric Power Co., Inc.	5,430	544,086
Avangrid, Inc.(2)	746	36,852
Constellation Energy Corp.	3,903	318,446
Duke Energy Corp.	3,795	405,723
Edison International	7,241	490,723
Entergy Corp.	4,121	475,151
Evergy, Inc.	2,308	158,167
Eversource Energy	3,567	319,924
Exelon Corp.	15,959	700,760
FirstEnergy Corp.	4,696	185,727
Genie Energy Ltd., Class B	711	7,423
Hawaiian Electric Industries, Inc.	2,880	112,666
IDACORP, Inc.	533	58,225
NextEra Energy, Inc.	5,012	426,321
NRG Energy, Inc.	5,712	235,791
OGE Energy Corp.	4,504	182,592
Otter Tail Corp.	1,073	81,054
PG&E Corp.(1)	31,766	391,675
Pinnacle West Capital Corp.	2,614	196,965
PNM Resources, Inc.	273	12,948
Portland General Electric Co.	2,453	126,747
PPL Corp.	13,140	382,111
Southern Co.	8,773	676,135
Xcel Energy, Inc.	7,055	523,834
		7,270,605
Electrical Equipment — 0.6%
Acuity Brands, Inc.	620	101,637
Allied Motion Technologies, Inc.	103	3,607
AMETEK, Inc.	981	117,877
Array Technologies, Inc.(1)	950	19,855
Atkore, Inc.(1)	2,058	173,716
AZZ, Inc.	720	30,679
Bloom Energy Corp., Class A(1)	941	23,911
Eaton Corp. PLC	1,202	164,241
29

Avantis U.S. Equity Fund
	Shares	Value
Emerson Electric Co.	5,546	$453,330
Encore Wire Corp.	1,004	130,620
EnerSys	620	38,669
FREYR Battery SA(1)(2)	2,327	33,137
FuelCell Energy, Inc.(1)(2)	5,831	24,432
Generac Holdings, Inc.(1)	447	98,523
GrafTech International Ltd.	5,884	34,598
Hubbell, Inc.	309	63,747
nVent Electric PLC	1,051	34,641
Plug Power, Inc.(1)	5,674	159,099
Regal Rexnord Corp.	660	90,809
Rockwell Automation, Inc.	1,035	245,233
Sensata Technologies Holding PLC	509	20,503
Sunrun, Inc.(1)	2,181	72,038
Thermon Group Holdings, Inc.(1)	1,263	22,166
TPI Composites, Inc.(1)	537	9,983
Vicor Corp.(1)	201	14,299
		2,181,350
Electronic Equipment, Instruments and Components — 1.1%
908 Devices, Inc.(1)	481	9,692
Advanced Energy Industries, Inc.	922	82,786
Aeva Technologies, Inc.(1)	1,223	3,767
Amphenol Corp., Class A	2,070	152,207
Arrow Electronics, Inc.(1)	998	104,600
Avnet, Inc.	2,011	88,263
Badger Meter, Inc.	447	42,326
Bel Fuse, Inc., Class B	256	7,276
Belden, Inc.	397	25,996
Benchmark Electronics, Inc.	796	21,850
CDW Corp.	1,292	220,544
Cognex Corp.	1,413	59,501
Corning, Inc.	16,969	582,376
CTS Corp.	953	40,331
Daktronics, Inc.(1)	760	2,432
ePlus, Inc.(1)	464	21,864
Fabrinet(1)	572	58,824
Flex Ltd.(1)	13,886	247,310
II-VI, Inc.(1)	1,474	69,617
Insight Enterprises, Inc.(1)	830	75,630
IPG Photonics Corp.(1)	275	24,912
Itron, Inc.(1)	11	523
Jabil, Inc.	4,661	281,058
Keysight Technologies, Inc.(1)	2,497	409,233
Kimball Electronics, Inc.(1)	789	16,995
Knowles Corp.(1)	1,589	24,073
Littelfuse, Inc.	295	69,980
Methode Electronics, Inc.	659	26,663
Napco Security Technologies, Inc.(1)	300	8,898
nLight, Inc.(1)	132	1,649
Novanta, Inc.(1)	194	25,936
OSI Systems, Inc.(1)	313	26,079
30

Avantis U.S. Equity Fund
	Shares	Value
PC Connection, Inc.	108	$5,365
Plexus Corp.(1)	496	46,490
Rogers Corp.(1)	301	75,407
Sanmina Corp.(1)	2,496	121,106
ScanSource, Inc.(1)	877	25,407
SmartRent, Inc.(1)(2)	2,037	6,580
TD SYNNEX Corp.	1,631	157,033
TE Connectivity Ltd.	3,229	407,532
Teledyne Technologies, Inc.(1)	182	67,042
Trimble, Inc.(1)	742	46,932
TTM Technologies, Inc.(1)	3,605	56,707
Vishay Intertechnology, Inc.	5,398	106,179
Vishay Precision Group, Inc.(1)	149	5,112
Vontier Corp.	1,994	43,708
Zebra Technologies Corp., Class A(1)	322	97,128
		4,100,919
Energy Equipment and Services — 0.7%
Archrock, Inc.	6,912	51,080
Baker Hughes Co.	12,169	307,389
Bristow Group, Inc.(1)	795	23,063
Cactus, Inc., Class A	582	23,251
ChampionX Corp.	4,393	95,811
Core Laboratories NV	695	11,224
Diamond Offshore Drilling, Inc.(1)(2)	2,775	19,730
Dril-Quip, Inc.(1)	967	21,400
Expro Group Holdings NV(1)	1,949	26,351
Exterran Corp.(1)	1,528	7,502
Halliburton Co.	18,925	570,210
Helix Energy Solutions Group, Inc.(1)	4,373	18,891
Helmerich & Payne, Inc.	1,931	82,550
Liberty Energy, Inc., Class A(1)	3,801	57,015
Nabors Industries Ltd.(1)	439	58,172
Newpark Resources, Inc.(1)	1,250	3,600
NexTier Oilfield Solutions, Inc.(1)	4,622	43,308
Noble Corp.(1)	1,535	46,587
NOV, Inc.	7,631	134,840
Oceaneering International, Inc.(1)	4,305	38,099
Oil States International, Inc.(1)	607	2,974
Patterson-UTI Energy, Inc.	4,703	70,075
ProPetro Holding Corp.(1)	3,099	28,387
RPC, Inc.	1,445	11,488
Schlumberger NV	9,301	354,833
Select Energy Services, Inc., Class A(1)	634	4,508
Solaris Oilfield Infrastructure, Inc., Class A	647	6,923
TechnipFMC PLC(1)	5,104	41,751
TETRA Technologies Inc(1)	3,876	15,427
Tidewater, Inc.(1)	1,106	24,509
Transocean Ltd.(1)	16,346	59,173
US Silica Holdings, Inc.(1)	3,249	45,583
Valaris Ltd.(1)	2,649	135,046
Weatherford International PLC(1)	3,564	100,291
		2,541,041
31

Avantis U.S. Equity Fund
	Shares	Value
Entertainment — 0.7%
Activision Blizzard, Inc.	3,036	$238,296
AMC Entertainment Holdings, Inc., Class A(1)	2,207	20,128
Electronic Arts, Inc.	1,795	227,732
IMAX Corp.(1)	513	8,044
Liberty Media Corp.-Liberty Braves, Class C(1)	731	19,986
Liberty Media Corp.-Liberty Formula One, Class A(1)	216	12,556
Liberty Media Corp.-Liberty Formula One, Class C(1)	2,009	127,933
Live Nation Entertainment, Inc.(1)	402	36,325
Madison Square Garden Entertainment Corp.(1)	519	28,836
Madison Square Garden Sports Corp.(1)	133	21,316
Marcus Corp.(2)	226	3,636
Netflix, Inc.(1)	2,425	542,133
Playstudios, Inc.(1)(2)	2,241	8,112
Playtika Holding Corp.(1)	514	5,412
ROBLOX Corp., Class A(1)	1,198	46,854
Roku, Inc.(1)	475	32,300
Take-Two Interactive Software, Inc.(1)	2,649	324,661
Walt Disney Co.(1)	5,252	588,644
Warner Bros Discovery, Inc.(1)	8,905	117,902
World Wrestling Entertainment, Inc., Class A	1,803	122,622
		2,533,428
Food and Staples Retailing — 1.8%
Albertsons Cos., Inc., Class A	2,681	73,754
Andersons, Inc.	834	30,883
BJ's Wholesale Club Holdings, Inc.(1)	2,011	149,799
Casey's General Stores, Inc.	1,047	223,817
Costco Wholesale Corp.	4,776	2,493,550
Grocery Outlet Holding Corp.(1)	68	2,728
Ingles Markets, Inc., Class A	741	64,860
Kroger Co.	18,575	890,485
Natural Grocers by Vitamin Cottage, Inc.	593	8,515
Performance Food Group Co.(1)	1,656	82,767
PriceSmart, Inc.	476	30,117
SpartanNash Co.	1,193	36,303
Sprouts Farmers Market, Inc.(1)	4,995	144,356
Sysco Corp.	4,207	345,900
United Natural Foods, Inc.(1)	2,370	104,470
US Foods Holding Corp.(1)	249	7,624
Walgreens Boots Alliance, Inc.	5,900	206,854
Walmart, Inc.	12,991	1,721,957
Weis Markets, Inc.	703	54,630
		6,673,369
Food Products — 1.1%
Archer-Daniels-Midland Co.	7,043	619,009
B&G Foods, Inc.	1,239	26,837
Bunge Ltd.	2,100	208,257
Cal-Maine Foods, Inc.	1,110	59,507
Calavo Growers, Inc.	128	5,381
Campbell Soup Co.	650	32,747
Conagra Brands, Inc.	997	34,277
32

Avantis U.S. Equity Fund
	Shares	Value
Darling Ingredients, Inc.(1)	3,873	$294,580
Flowers Foods, Inc.	5,736	156,593
Fresh Del Monte Produce, Inc.	779	21,298
General Mills, Inc.	1,563	120,038
Hain Celestial Group, Inc.(1)	1,287	26,075
Hershey Co.	1,902	427,322
Hormel Foods Corp.	1,791	90,051
Hostess Brands, Inc.(1)	2,775	64,325
Ingredion, Inc.	1,502	130,779
J&J Snack Foods Corp.	148	22,056
J.M. Smucker Co.	1,415	198,086
John B Sanfilippo & Son, Inc.	282	22,766
Kellogg Co.	805	58,556
Kraft Heinz Co.	5,846	218,640
Lamb Weston Holdings, Inc.	2,657	211,311
Lancaster Colony Corp.	177	29,833
McCormick & Co., Inc.	345	29,004
Mission Produce, Inc.(1)	437	7,036
Mondelez International, Inc., Class A	6,301	389,780
Pilgrim's Pride Corp.(1)	1,548	44,072
Post Holdings, Inc.(1)	93	8,255
Seaboard Corp.	6	23,174
Seneca Foods Corp., Class A(1)	387	20,445
Simply Good Foods Co.(1)	1,298	39,654
Tootsie Roll Industries, Inc.	565	20,244
TreeHouse Foods, Inc.(1)	20	932
Tyson Foods, Inc., Class A	5,324	401,323
Whole Earth Brands, Inc.(1)	160	818
		4,063,061
Gas Utilities — 0.2%
Atmos Energy Corp.	1,398	158,505
Chesapeake Utilities Corp.	179	22,608
National Fuel Gas Co.	2,283	162,709
New Jersey Resources Corp.	2,530	111,674
Northwest Natural Holding Co.	947	45,087
ONE Gas, Inc.	647	50,641
Southwest Gas Holdings, Inc.	305	23,744
UGI Corp.	1,849	73,036
		648,004
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories	9,989	1,025,371
ABIOMED, Inc.(1)	305	79,080
Align Technology, Inc.(1)	816	198,859
AngioDynamics, Inc.(1)	722	15,985
Asensus Surgical, Inc.(1)	792	428
Atrion Corp.	34	20,534
Avanos Medical, Inc.(1)	657	16,182
Baxter International, Inc.	4,230	243,056
Becton Dickinson and Co.	864	218,091
Boston Scientific Corp.(1)	6,529	263,184
Butterfly Network, Inc.(1)	3,163	19,705
33

Avantis U.S. Equity Fund
	Shares	Value
Cardiovascular Systems, Inc.(1)	759	$10,026
Co-Diagnostics, Inc.(1)(2)	798	2,697
CONMED Corp.	43	3,809
Cooper Cos., Inc.	485	139,408
CryoPort, Inc.(1)	552	18,028
Cue Health, Inc.(1)	1,815	6,044
DENTSPLY SIRONA, Inc.	1,323	43,355
DexCom, Inc.(1)	1,624	133,509
Edwards Lifesciences Corp.(1)	4,339	390,944
Embecta Corp.	489	15,609
Enovis Corp.(1)	442	22,387
Envista Holdings Corp.(1)	1,501	55,672
Glaukos Corp.(1)	840	40,782
Globus Medical, Inc., Class A(1)	1,092	64,635
Haemonetics Corp.(1)	829	62,200
Heska Corp.(1)	102	9,289
Hologic, Inc.(1)	6,774	457,651
IDEXX Laboratories, Inc.(1)	844	293,391
Inogen, Inc.(1)	174	4,982
Inspire Medical Systems, Inc.(1)	128	24,511
Insulet Corp.(1)	144	36,788
Integer Holdings Corp.(1)	444	28,003
Integra LifeSciences Holdings Corp.(1)	697	33,254
Intuitive Surgical, Inc.(1)	1,704	350,581
Lantheus Holdings, Inc.(1)	701	55,239
LeMaitre Vascular, Inc.	560	27,653
LENSAR, Inc.(1)	57	307
Masimo Corp.(1)	338	49,649
Medtronic PLC	6,765	594,779
Meridian Bioscience, Inc.(1)	1,361	44,355
Merit Medical Systems, Inc.(1)	1,016	60,178
Neogen Corp.(1)	919	19,207
Novocure Ltd.(1)	563	46,239
NuVasive, Inc.(1)	617	26,229
Omnicell, Inc.(1)	37	3,785
OraSure Technologies, Inc.(1)	1,749	7,153
Orthofix Medical, Inc.(1)	268	5,333
OrthoPediatrics Corp.(1)	107	5,253
Outset Medical, Inc.(1)	537	9,822
Penumbra, Inc.(1)	198	32,506
PROCEPT BioRobotics Corp.(1)	698	28,255
QuidelOrtho Corp.(1)	1,869	148,137
ResMed, Inc.	787	173,077
Shockwave Medical, Inc.(1)	190	56,403
STERIS PLC	475	95,656
Stryker Corp.	1,181	242,341
Teleflex, Inc.	263	59,506
UFP Technologies, Inc.(1)	50	4,650
Utah Medical Products, Inc.	113	10,385
Varex Imaging Corp.(1)	658	13,877
ViewRay, Inc.(1)	1,573	5,380
34

Avantis U.S. Equity Fund
	Shares	Value
Zimmer Biomet Holdings, Inc.	1,906	$202,646
Zimvie, Inc.(1)	1,329	20,227
		6,396,257
Health Care Providers and Services — 2.6%
23andMe Holding Co., Class A(1)(2)	6,785	22,865
Acadia Healthcare Co., Inc.(1)	915	74,966
agilon health, Inc.(1)	1,982	41,186
AmerisourceBergen Corp.	2,248	329,467
AMN Healthcare Services, Inc.(1)	1,552	159,297
Apollo Medical Holdings, Inc.(1)(2)	519	22,385
Brookdale Senior Living, Inc.(1)	5,183	22,805
Cardinal Health, Inc.	3,790	268,029
Castle Biosciences, Inc.(1)	388	11,252
Centene Corp.(1)	10,562	947,834
Chemed Corp.	168	80,000
Cigna Corp.	1,217	344,959
Clover Health Investments Corp.(1)	2,646	6,906
Community Health Systems, Inc.(1)	542	1,442
CorVel Corp.(1)	304	47,236
Cross Country Healthcare, Inc.(1)	793	20,126
CVS Health Corp.	3,564	349,807
DaVita, Inc.(1)	433	36,931
Elevance Health, Inc.	3,313	1,607,169
Encompass Health Corp.	544	26,422
Enhabit, Inc.(1)	272	4,515
Ensign Group, Inc.	1,821	155,331
Fulgent Genetics, Inc.(1)	945	41,079
HCA Healthcare, Inc.	1,258	248,921
HealthEquity, Inc.(1)	492	32,511
Henry Schein, Inc.(1)	1,095	80,384
Hims & Hers Health, Inc.(1)	1,786	11,359
Humana, Inc.	1,682	810,354
InfuSystem Holdings, Inc.(1)	278	2,143
Joint Corp.(1)	325	5,928
Laboratory Corp. of America Holdings	1,478	332,949
LHC Group, Inc.(1)	61	9,850
McKesson Corp.	392	143,864
ModivCare, Inc.(1)	191	20,689
Molina Healthcare, Inc.(1)	1,873	631,894
National Healthcare Corp.	378	26,252
National Research Corp.	717	24,457
Oak Street Health, Inc.(1)	233	6,105
OPKO Health, Inc.(1)	3,813	8,312
Option Care Health, Inc.(1)	591	18,297
Owens & Minor, Inc.	2,443	72,093
Patterson Cos., Inc.	1,919	53,521
Premier, Inc., Class A	2,712	95,571
Quest Diagnostics, Inc.	575	72,053
R1 RCM, Inc.(1)	2,179	47,611
RadNet, Inc.(1)	227	4,560
Select Medical Holdings Corp.	625	16,025
35

Avantis U.S. Equity Fund
	Shares	Value
Tenet Healthcare Corp.(1)	1,018	$57,517
UnitedHealth Group, Inc.	3,655	1,898,151
Universal Health Services, Inc., Class B	846	82,773
		9,436,153
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.(1)	5,340	90,780
American Well Corp., Class A(1)	4,197	19,096
Change Healthcare, Inc.(1)	1,093	26,855
Doximity, Inc., Class A(1)(2)	387	12,845
HealthStream, Inc.(1)	242	5,355
Multiplan Corp.(1)(2)	1,051	3,699
NextGen Healthcare, Inc.(1)	1,155	19,797
Schrodinger, Inc.(1)	340	9,330
Teladoc Health, Inc.(1)	531	16,493
Veeva Systems, Inc., Class A(1)	600	119,592
		323,842
Hotels, Restaurants and Leisure — 1.4%
Airbnb, Inc., Class A(1)	1,900	214,928
Aramark	268	9,570
BJ's Restaurants, Inc.(1)	123	3,085
Bloomin' Brands, Inc.	2,879	58,213
Booking Holdings, Inc.(1)	316	592,756
Boyd Gaming Corp.	2,988	162,637
Caesars Entertainment, Inc.(1)	1,838	79,255
Carnival Corp.(1)	6,046	57,195
Century Casinos, Inc.(1)	1,373	10,119
Cheesecake Factory, Inc.(2)	2,161	66,170
Chipotle Mexican Grill, Inc.(1)	411	656,285
Choice Hotels International, Inc.	864	99,109
Churchill Downs, Inc.	547	107,808
Chuy's Holdings, Inc.(1)	150	3,350
Cracker Barrel Old Country Store, Inc.(2)	915	98,765
Darden Restaurants, Inc.	1,717	212,410
Dave & Buster's Entertainment, Inc.(1)	694	28,690
Dine Brands Global, Inc.	76	5,062
Domino's Pizza, Inc.	107	39,789
DraftKings, Inc., Class A(1)	1,081	17,361
Everi Holdings, Inc.(1)	1,846	34,151
Expedia Group, Inc.(1)	973	99,878
Fiesta Restaurant Group, Inc.(1)	301	2,008
GAN Ltd.(1)	132	341
Golden Entertainment, Inc.(1)	852	32,598
Hilton Grand Vacations, Inc.(1)	2,206	89,961
Hilton Worldwide Holdings, Inc.	899	114,497
Hyatt Hotels Corp., Class A(1)	1,710	153,250
International Game Technology PLC	277	4,969
Jack in the Box, Inc.	49	3,913
Las Vegas Sands Corp.(1)	669	25,174
Marriott International, Inc., Class A	1,668	256,438
Marriott Vacations Worldwide Corp.	43	6,124
McDonald's Corp.	2,243	565,864
36

Avantis U.S. Equity Fund
	Shares	Value
MGM Resorts International	3,253	$106,178
Monarch Casino & Resort, Inc.(1)	574	34,664
Noodles & Co.(1)	1,969	9,353
Norwegian Cruise Line Holdings Ltd.(1)	4,367	57,120
ONE Group Hospitality, Inc.(1)	584	4,170
Papa John's International, Inc.	227	18,348
Penn Entertainment, Inc.(1)	3,016	94,190
Planet Fitness, Inc., Class A(1)	490	33,197
Playa Hotels & Resorts NV(1)	945	6,199
RCI Hospitality Holdings, Inc.	194	12,651
Red Robin Gourmet Burgers, Inc.(1)	134	996
Red Rock Resorts, Inc., Class A	643	24,575
Royal Caribbean Cruises Ltd.(1)	1,756	71,733
Ruth's Hospitality Group, Inc.	1,077	19,623
Scientific Games Corp., Class A(1)	443	21,809
SeaWorld Entertainment, Inc.(1)	1,367	68,692
Shake Shack, Inc., Class A(1)	95	4,528
Six Flags Entertainment Corp.(1)	511	11,319
Starbucks Corp.	3,302	277,599
Target Hospitality Corp.(1)(2)	1,541	20,480
Texas Roadhouse, Inc.	2,483	220,391
Travel + Leisure Co.	327	13,865
Vail Resorts, Inc.	134	30,107
Wendy's Co.	1,933	37,075
Wingstop, Inc.	190	21,633
Wyndham Hotels & Resorts, Inc.	394	25,744
Wynn Resorts Ltd.(1)	211	12,784
Yum! Brands, Inc.	810	90,104
		5,260,850
Household Durables — 0.7%
Bassett Furniture Industries, Inc.	229	4,365
Beazer Homes USA, Inc.(1)	466	6,636
Cavco Industries, Inc.(1)	165	38,612
Century Communities, Inc.	837	39,080
D.R. Horton, Inc.	3,655	260,053
Ethan Allen Interiors, Inc.	868	20,632
Garmin Ltd.	1,702	150,610
GoPro, Inc., Class A(1)	2,385	14,525
Green Brick Partners, Inc.(1)	540	13,154
Hooker Furnishings Corp.	146	2,317
Hovnanian Enterprises, Inc., Class A(1)	211	8,459
Installed Building Products, Inc.	370	33,507
iRobot Corp.(1)	286	16,840
KB Home	1,452	41,600
La-Z-Boy, Inc.	995	26,258
Leggett & Platt, Inc.	589	22,512
Lennar Corp., B Shares	255	15,728
Lennar Corp., Class A	3,819	295,782
LGI Homes, Inc.(1)	457	43,374
Lifetime Brands, Inc.	361	3,220
M.D.C. Holdings, Inc.	969	30,117
37

Avantis U.S. Equity Fund
	Shares	Value
M/I Homes, Inc.(1)	727	$31,435
Meritage Homes Corp.(1)	629	49,282
Mohawk Industries, Inc.(1)	835	92,151
Newell Brands, Inc.	3,563	63,600
NVR, Inc.(1)	78	322,925
PulteGroup, Inc.	6,078	247,131
Skyline Champion Corp.(1)	1,519	86,082
Sonos, Inc.(1)	2,784	41,871
Taylor Morrison Home Corp.(1)	3,148	79,046
Tempur Sealy International, Inc.	3,035	75,905
Toll Brothers, Inc.	3,705	162,242
TopBuild Corp.(1)	165	30,320
Tri Pointe Homes, Inc.(1)	3,868	67,032
Tupperware Brands Corp.(1)	158	1,776
Universal Electronics, Inc.(1)	86	1,912
VOXX International Corp.(1)	219	2,111
Whirlpool Corp.	1,692	264,967
		2,707,169
Household Products — 0.8%
Central Garden & Pet Co.(1)	81	3,233
Central Garden & Pet Co., Class A(1)	611	23,071
Church & Dwight Co., Inc.	2,321	194,291
Clorox Co.	1,371	197,890
Colgate-Palmolive Co.	8,395	656,573
Energizer Holdings, Inc.	489	13,741
Kimberly-Clark Corp.	4,417	563,256
Procter & Gamble Co.	9,641	1,329,880
Reynolds Consumer Products, Inc.	84	2,346
Spectrum Brands Holdings, Inc.	1,621	102,107
WD-40 Co.	119	22,510
		3,108,898
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	19,470	495,511
Brookfield Renewable Corp., Class A	2,666	102,348
Clearway Energy, Inc., Class A	894	30,825
Clearway Energy, Inc., Class C	2,406	89,263
Montauk Renewables, Inc.(1)	1,924	34,151
NextEra Energy Partners LP	854	70,105
Ormat Technologies, Inc.(2)	1,105	103,295
Sunnova Energy International, Inc.(1)(2)	2,345	59,141
Vistra Corp.	15,545	384,739
		1,369,378
Industrial Conglomerates — 0.4%
3M Co.	4,014	499,141
General Electric Co.	5,710	419,342
Honeywell International, Inc.	2,180	412,783
		1,331,266
Insurance — 3.7%
Aflac, Inc.	10,888	646,965
Alleghany Corp.(1)	238	200,201
Allstate Corp.	5,821	701,430
38

Avantis U.S. Equity Fund
	Shares	Value
Ambac Financial Group, Inc.(1)	1,189	$17,942
American Equity Investment Life Holding Co.	1,706	64,828
American Financial Group, Inc.	1,855	236,846
American International Group, Inc.	13,662	707,008
AMERISAFE, Inc.	368	17,598
Aon PLC, Class A	1,958	546,791
Arch Capital Group Ltd.(1)	7,325	334,899
Argo Group International Holdings Ltd.	1,368	26,854
Arthur J. Gallagher & Co.	2,841	515,840
Assurant, Inc.	894	141,690
Assured Guaranty Ltd.	1,731	88,402
Axis Capital Holdings Ltd.	3,241	172,259
Brighthouse Financial, Inc.(1)	2,533	120,444
Brown & Brown, Inc.	809	50,999
Chubb Ltd.	4,049	765,463
Cincinnati Financial Corp.	2,676	259,465
CNA Financial Corp.	370	14,230
CNO Financial Group, Inc.	4,157	76,530
eHealth, Inc.(1)	98	627
Employers Holdings, Inc.	581	22,752
Enstar Group Ltd.(1)	198	37,472
Erie Indemnity Co., Class A	360	77,375
Everest Re Group Ltd.	820	220,621
Fidelity National Financial, Inc.	8,535	333,718
First American Financial Corp.	3,297	176,390
Genworth Financial, Inc., Class A(1)	11,877	50,121
Globe Life, Inc.	2,529	245,794
Goosehead Insurance, Inc., Class A(1)(2)	185	9,620
Hanover Insurance Group, Inc.	1,012	130,943
Hartford Financial Services Group, Inc.	9,417	605,607
HCI Group, Inc.(2)	212	10,131
Horace Mann Educators Corp.	1,128	40,349
Investors Title Co.	48	7,073
James River Group Holdings Ltd.	743	17,654
Kemper Corp.	858	39,468
Kinsale Capital Group, Inc.	435	110,307
Lemonade, Inc.(1)	288	6,371
Lincoln National Corp.	4,246	195,571
Loews Corp.	3,290	181,970
Markel Corp.(1)	180	214,940
Marsh & McLennan Cos., Inc.	1,272	205,263
MBIA, Inc.(1)	105	1,238
Mercury General Corp.	537	17,130
MetLife, Inc.	9,882	635,709
National Western Life Group, Inc., Class A	28	5,329
Old Republic International Corp.	7,881	172,121
Oscar Health, Inc., Class A(1)	1,266	8,394
Palomar Holdings, Inc.(1)	289	22,915
Primerica, Inc.	1,378	174,662
Principal Financial Group, Inc.	5,489	410,358
ProAssurance Corp.	1,341	28,684
39

Avantis U.S. Equity Fund
	Shares	Value
Progressive Corp.	6,505	$797,838
Prudential Financial, Inc.	4,322	413,831
Reinsurance Group of America, Inc.	1,668	209,100
RenaissanceRe Holdings Ltd.	1,214	164,206
RLI Corp.	548	60,148
Ryan Specialty Holdings, Inc.(1)	489	20,714
Safety Insurance Group, Inc.	413	37,191
Selective Insurance Group, Inc.	1,847	146,689
SelectQuote, Inc.(1)	403	447
SiriusPoint Ltd.(1)	1,818	8,126
Stewart Information Services Corp.	1,125	56,970
Tiptree, Inc.	1,010	12,070
Travelers Cos., Inc.	5,883	950,928
Trupanion, Inc.(1)	330	23,291
United Fire Group, Inc.	765	22,514
Universal Insurance Holdings, Inc.	781	9,325
Unum Group	3,934	148,902
White Mountains Insurance Group Ltd.	86	117,820
Willis Towers Watson PLC	365	75,493
WR Berkley Corp.	3,546	229,781
		13,628,745
Interactive Media and Services — 3.2%
Alphabet, Inc., Class A(1)	40,097	4,339,297
Alphabet, Inc., Class C(1)	35,068	3,827,672
Bumble, Inc., Class A(1)	293	7,340
Cars.com, Inc.(1)	3,040	38,760
IAC, Inc.(1)	835	53,665
Match Group, Inc.(1)	1,025	57,943
Meta Platforms, Inc., Class A(1)	18,419	3,001,008
Pinterest, Inc., Class A(1)	2,493	57,439
Shutterstock, Inc.	649	35,961
Snap, Inc., Class A(1)	3,439	37,416
TrueCar, Inc.(1)	1,846	4,024
Twitter, Inc.(1)	6,222	241,103
Yelp, Inc.(1)	1,410	48,180
Ziff Davis, Inc.(1)	366	28,284
ZoomInfo Technologies, Inc.(1)	847	38,471
		11,816,563
Internet and Direct Marketing Retail — 2.1%
1-800-Flowers.com, Inc., Class A(1)	849	7,369
Amazon.com, Inc.(1)	54,559	6,916,444
Chewy, Inc., Class A(1)(2)	788	27,052
ContextLogic, Inc., Class A(1)(2)	3,664	4,763
DoorDash, Inc., Class A(1)	839	50,256
eBay, Inc.	3,096	136,626
Etsy, Inc.(1)	1,403	148,171
Lands' End, Inc.(1)	165	2,280
Liquidity Services, Inc.(1)	577	10,092
MercadoLibre, Inc.(1)	280	239,501
PetMed Express, Inc.(2)	282	5,801
Revolve Group, Inc.(1)(2)	188	4,416
40

Avantis U.S. Equity Fund
	Shares	Value
Stitch Fix, Inc., Class A(1)	127	$638
Wayfair, Inc., Class A(1)	187	9,857
		7,563,266
IT Services — 3.2%
Accenture PLC, Class A	4,115	1,187,013
Akamai Technologies, Inc.(1)	2,118	191,213
Amdocs Ltd.	953	81,453
Automatic Data Processing, Inc.	4,272	1,044,120
AvidXchange Holdings, Inc.(1)	1,423	11,085
Block, Inc.(1)	2,995	206,385
BM Technologies, Inc.(1)	51	322
Broadridge Financial Solutions, Inc., ADR	933	159,702
Cass Information Systems, Inc.	420	15,406
Cloudflare, Inc., Class A(1)	747	46,740
Cognizant Technology Solutions Corp., Class A	6,119	386,537
Concentrix Corp.	587	73,833
CSG Systems International, Inc.	812	46,974
DXC Technology Co.(1)	8,968	222,227
EPAM Systems, Inc.(1)	345	147,142
Euronet Worldwide, Inc.(1)	413	36,617
EVERTEC, Inc.	1,120	37,632
Evo Payments, Inc., Class A(1)	388	12,928
ExlService Holdings, Inc.(1)	336	56,351
Fidelity National Information Services, Inc.	1,761	160,903
Fiserv, Inc.(1)	1,452	146,928
FleetCor Technologies, Inc.(1)	353	75,023
Gartner, Inc.(1)	1,103	314,708
Genpact Ltd.	1,411	66,289
Global Payments, Inc.	532	66,090
Globant SA(1)	350	73,769
GoDaddy, Inc., Class A(1)	2,664	201,984
Hackett Group, Inc.	243	4,989
International Business Machines Corp.	4,448	571,346
International Money Express, Inc.(1)	1,660	37,184
Jack Henry & Associates, Inc.	1,379	265,044
Kyndryl Holdings, Inc.(1)	6,639	69,178
Mastercard, Inc., Class A	5,747	1,864,154
MAXIMUS, Inc.	765	46,351
MongoDB, Inc.(1)	196	63,281
Okta, Inc.(1)	363	33,178
Paychex, Inc.	4,521	557,620
Payoneer Global, Inc.(1)	6,475	42,865
PayPal Holdings, Inc.(1)	4,654	434,870
Perficient, Inc.(1)	80	6,248
Sabre Corp.(1)	2,132	15,329
Snowflake, Inc., Class A(1)	815	147,474
SS&C Technologies Holdings, Inc.	517	28,828
Switch, Inc., Class A	1,413	47,971
TTEC Holdings, Inc.	119	6,230
Tucows, Inc., Class A(1)(2)	51	2,396
Twilio, Inc., Class A(1)	724	50,376
41

Avantis U.S. Equity Fund
	Shares	Value
VeriSign, Inc.(1)	430	$78,355
Verra Mobility Corp.(1)	2,671	42,576
Visa, Inc., Class A	10,888	2,163,554
Western Union Co.	3,196	47,365
WEX, Inc.(1)	80	12,340
		11,708,476
Leisure Products — 0.2%
Acushnet Holdings Corp.	918	43,743
American Outdoor Brands, Inc.(1)	305	2,620
Brunswick Corp.	2,281	170,413
Callaway Golf Co.(1)	2,038	45,101
Clarus Corp.(2)	253	3,838
Hasbro, Inc.	534	42,090
Malibu Boats, Inc., Class A(1)	1,042	62,551
MasterCraft Boat Holdings, Inc.(1)	673	16,213
Mattel, Inc.(1)	2,007	44,395
Nautilus, Inc.(1)	588	1,188
Peloton Interactive, Inc., Class A(1)(2)	878	8,947
Polaris, Inc.	1,594	180,552
Smith & Wesson Brands, Inc.	2,127	28,289
Sturm Ruger & Co., Inc.	1,010	52,772
Vista Outdoor, Inc.(1)	1,946	54,721
YETI Holdings, Inc.(1)	2,166	79,904
		837,337
Life Sciences Tools and Services — 1.1%
AbCellera Biologics, Inc.(1)	2,519	26,903
Adaptive Biotechnologies Corp.(1)	962	8,581
Agilent Technologies, Inc.	1,724	221,103
Avantor, Inc.(1)	2,394	59,635
Azenta, Inc.	823	43,380
Berkeley Lights, Inc.(1)	64	235
Bio-Rad Laboratories, Inc., Class A(1)	331	160,548
Bio-Techne Corp.	204	67,689
Bionano Genomics, Inc.(1)	2,464	6,111
Bruker Corp.	2,063	115,528
Charles River Laboratories International, Inc.(1)	183	37,561
Danaher Corp.	2,405	649,134
Illumina, Inc.(1)	539	108,684
IQVIA Holdings, Inc.(1)	1,293	274,969
Maravai LifeSciences Holdings, Inc., Class A(1)	1,771	36,961
MaxCyte, Inc.(1)(2)	1,890	9,828
Medpace Holdings, Inc.(1)	254	37,493
Mettler-Toledo International, Inc.(1)	330	400,112
NeoGenomics, Inc.(1)	2,110	21,205
PerkinElmer, Inc.	582	78,605
Quanterix Corp.(1)	542	5,068
Repligen Corp.(1)	303	66,469
SomaLogic, Inc.(1)(2)	1,931	7,106
Sotera Health Co.(1)	1,121	18,956
Syneos Health, Inc.(1)	186	11,180
Thermo Fisher Scientific, Inc.	1,455	793,441
42

Avantis U.S. Equity Fund
	Shares	Value
Waters Corp.(1)	1,124	$335,626
West Pharmaceutical Services, Inc.	983	291,646
		3,893,757
Machinery — 2.0%
AGCO Corp.	1,087	118,168
Alamo Group, Inc.	139	18,176
Albany International Corp., Class A	898	79,195
Allison Transmission Holdings, Inc.	745	27,014
Altra Industrial Motion Corp.	1,132	42,959
Astec Industries, Inc.	209	7,980
Barnes Group, Inc.	798	24,778
Caterpillar, Inc.	4,867	898,984
Chart Industries, Inc.(1)	355	68,820
CIRCOR International, Inc.(1)	209	3,407
Crane Holdings Co.	898	84,735
Cummins, Inc.	2,392	515,165
Deere & Co.	3,752	1,370,418
Desktop Metal, Inc., Class A(1)(2)	2,197	6,986
Donaldson Co., Inc.	2,606	133,818
Dover Corp.	549	68,603
Energy Recovery, Inc.(1)	341	7,822
Enerpac Tool Group Corp.	189	3,667
Esab Corp.	1,198	49,226
ESCO Technologies, Inc.	315	25,650
Evoqua Water Technologies Corp.(1)	1,789	62,758
Federal Signal Corp.	688	27,430
Flowserve Corp.	558	17,002
Fortive Corp.	1,371	86,825
Graco, Inc.	2,614	166,878
Greenbrier Cos., Inc.	795	22,665
Helios Technologies, Inc.	388	21,193
Hillenbrand, Inc.	929	38,711
Hyster-Yale Materials Handling, Inc.	139	4,049
Ideanomics, Inc.(1)(2)	1,009	598
IDEX Corp.	266	53,522
Illinois Tool Works, Inc.	2,019	393,362
Ingersoll Rand, Inc.	3,083	146,042
ITT, Inc.	1,098	79,638
John Bean Technologies Corp.	284	29,326
Kadant, Inc.	246	44,140
Kennametal, Inc.	1,693	39,684
Lincoln Electric Holdings, Inc.	1,652	225,812
Lindsay Corp.	224	35,921
Manitowoc Co., Inc.(1)	304	2,903
Microvast Holdings, Inc.(1)(2)	1,335	3,284
Middleby Corp.(1)	205	29,483
Miller Industries, Inc.	151	3,550
Mueller Industries, Inc.	2,547	160,894
Mueller Water Products, Inc., Class A	2,715	30,625
Nikola Corp.(1)	820	4,395
NN, Inc.(1)	691	1,479
43

Avantis U.S. Equity Fund
	Shares	Value
Nordson Corp.	313	$71,104
Omega Flex, Inc.	78	7,880
Oshkosh Corp.	2,158	172,122
Otis Worldwide Corp.	1,694	122,341
PACCAR, Inc.	5,405	472,991
Park-Ohio Holdings Corp.	125	2,074
Parker-Hannifin Corp.	321	85,065
Pentair PLC	444	19,758
Proterra, Inc.(1)(2)	1,940	11,718
Proto Labs, Inc.(1)	403	15,475
RBC Bearings, Inc.(1)	319	76,777
REV Group, Inc.	628	7,235
Shyft Group, Inc.	1,440	34,488
Snap-on, Inc.	977	212,849
SPX Technologies, Inc.	581	33,152
Standex International Corp.	289	26,128
Stanley Black & Decker, Inc.	381	33,566
Tennant Co.	589	35,546
Terex Corp.	1,789	59,431
Timken Co.	1,073	67,588
Titan International, Inc.(1)	2,080	29,182
Toro Co.	2,572	213,296
Trinity Industries, Inc.	1,464	35,692
Wabash National Corp.	397	6,531
Watts Water Technologies, Inc., Class A	388	53,746
Westinghouse Air Brake Technologies Corp.	1,175	102,989
Xylem, Inc.	671	61,128
		7,357,592
Marine — 0.1%
Costamare, Inc.	2,623	29,587
Eagle Bulk Shipping, Inc.	484	21,025
Genco Shipping & Trading Ltd.	1,967	26,968
Kirby Corp.(1)	1,123	75,308
Matson, Inc.	1,929	142,090
Pangaea Logistics Solutions Ltd.	2,021	10,125
Safe Bulkers, Inc.	2,798	8,926
		314,029
Media — 0.8%
Altice USA, Inc., Class A(1)	842	8,420
AMC Networks, Inc., Class A(1)	1,331	35,658
Boston Omaha Corp., Class A(1)	279	7,486
Cable One, Inc.	143	162,305
Charter Communications, Inc., Class A(1)	680	280,588
Comcast Corp., Class A	31,078	1,124,713
Cumulus Media, Inc., Class A(1)	504	4,697
DISH Network Corp., Class A(1)	7,941	137,776
Entravision Communications Corp., Class A	2,377	12,075
Fox Corp., Class A	5,126	175,207
Fox Corp., Class B	2,394	75,698
Gray Television, Inc.	1,992	38,047
Interpublic Group of Cos., Inc.	3,801	105,060
44

Avantis U.S. Equity Fund
	Shares	Value
John Wiley & Sons, Inc., Class A	69	$3,176
Liberty Broadband Corp., Class A(1)	212	21,374
Liberty Broadband Corp., Class C(1)	1,146	116,548
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	173	7,186
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	297	12,284
Loyalty Ventures, Inc.(1)	1	2
New York Times Co., Class A	3,092	94,275
News Corp., Class A	4,508	76,275
News Corp., Class B	1,406	24,239
Nexstar Media Group, Inc., Class A	400	76,528
Omnicom Group, Inc.	1,905	127,445
Paramount Global, Class B(2)	7,418	173,507
PubMatic, Inc., Class A(1)	1,125	22,016
Scholastic Corp.	581	26,674
Sinclair Broadcast Group, Inc., Class A	563	12,437
Sirius XM Holdings, Inc.(2)	2,311	14,074
TechTarget, Inc.(1)	102	6,620
TEGNA, Inc.	439	9,395
WideOpenWest, Inc.(1)	2,553	45,443
		3,037,228
Metals and Mining — 1.4%
Alcoa Corp.	5,866	290,250
Alpha Metallurgical Resources, Inc.	876	137,663
Arconic Corp.(1)	2,288	57,681
Carpenter Technology Corp.	1,064	36,144
Century Aluminum Co.(1)	1,342	10,360
Cleveland-Cliffs, Inc.(1)	18,770	324,158
Coeur Mining, Inc.(1)	4,989	13,770
Commercial Metals Co.	4,284	173,545
Freeport-McMoRan, Inc.	29,865	884,004
Gold Resource Corp.	3,735	6,350
Haynes International, Inc.	157	6,231
Hecla Mining Co.	11,425	45,015
Kaiser Aluminum Corp.	498	35,736
MP Materials Corp.(1)	1,504	52,625
Newmont Corp.	11,500	475,640
Nucor Corp.	8,009	1,064,716
Olympic Steel, Inc.	164	4,316
Ramaco Resources, Inc.	1,527	16,095
Reliance Steel & Aluminum Co.	985	185,160
Royal Gold, Inc.	942	86,570
Ryerson Holding Corp.	1,270	36,195
Schnitzer Steel Industries, Inc., Class A	1,280	42,291
Steel Dynamics, Inc.	6,503	524,922
SunCoke Energy, Inc.	3,751	24,719
TimkenSteel Corp.(1)	2,117	32,475
United States Steel Corp.	10,901	249,306
Warrior Met Coal, Inc.	3,057	99,505
Worthington Industries, Inc.	425	21,671
		4,937,113
Multi-Utilities — 1.0%
Ameren Corp.	3,397	314,630
45

Avantis U.S. Equity Fund
	Shares	Value
Avista Corp.	1,948	$79,147
Black Hills Corp.	283	21,361
CenterPoint Energy, Inc.	6,606	208,287
CMS Energy Corp.	4,530	305,956
Consolidated Edison, Inc.	5,487	536,300
Dominion Energy, Inc.	3,716	303,969
DTE Energy Co.	1,992	259,637
NiSource, Inc.	8,926	263,406
NorthWestern Corp.	1,029	54,517
Public Service Enterprise Group, Inc.	3,563	229,315
Sempra Energy	4,171	688,090
Unitil Corp.	565	29,431
WEC Energy Group, Inc.	2,217	228,661
		3,522,707
Multiline Retail — 0.8%
Big Lots, Inc.(2)	932	19,171
Dillard's, Inc., Class A	218	64,580
Dollar General Corp.	2,922	693,741
Dollar Tree, Inc.(1)	4,340	588,851
Kohl's Corp.	5,840	165,973
Macy's, Inc.	10,794	186,952
Nordstrom, Inc.(2)	4,513	77,218
Ollie's Bargain Outlet Holdings, Inc.(1)	379	20,963
Target Corp.	7,921	1,270,053
		3,087,502
Oil, Gas and Consumable Fuels — 9.0%
Alto Ingredients, Inc.(1)	755	3,262
Antero Midstream Corp.	11,707	117,889
Antero Resources Corp.(1)	9,433	378,075
APA Corp.	2,072	81,036
Arch Resources, Inc.	972	141,504
Archaea Energy, Inc.(1)	611	12,073
Berry Corp.	3,422	31,311
Brigham Minerals, Inc., Class A	1,200	35,700
California Resources Corp.	2,483	124,051
Callon Petroleum Co.(1)	3,295	140,235
Cheniere Energy, Inc.	1,998	320,040
Chesapeake Energy Corp.(2)	4,247	426,781
Chevron Corp.	19,633	3,103,192
Chord Energy Corp.	1,858	263,000
Civitas Resources, Inc.	2,406	161,659
Clean Energy Fuels Corp.(1)	3,357	22,559
CNX Resources Corp.(1)	8,153	144,063
Comstock Resources, Inc.(1)	4,528	88,749
ConocoPhillips	20,765	2,272,729
CONSOL Energy, Inc.	1,572	112,838
Continental Resources, Inc.	2,500	174,575
Coterra Energy, Inc.	24,180	747,404
Crescent Energy Co., Class A	1,612	27,613
CVR Energy, Inc.	1,422	46,442
Delek US Holdings, Inc.	1,295	36,584
46

Avantis U.S. Equity Fund
	Shares	Value
Denbury, Inc.(1)	1,876	$166,833
Devon Energy Corp.	20,493	1,447,216
DHT Holdings, Inc.	4,534	35,410
Diamondback Energy, Inc.	6,200	826,343
Dorian LPG Ltd.	1,894	27,558
DTE Midstream LLC(1)	2,211	122,069
Earthstone Energy, Inc., Class A(1)	3,598	54,690
EnLink Midstream LLC	8,756	88,961
EOG Resources, Inc.	13,885	1,684,250
EQT Corp.	9,743	465,715
Equitrans Midstream Corp.	18,336	169,975
Evolution Petroleum Corp.	1,487	10,320
Exxon Mobil Corp.	45,321	4,332,234
Gevo, Inc.(1)(2)	2,230	6,980
Green Plains, Inc.(1)	925	33,883
Hallador Energy Co.(1)(2)	1,673	10,908
Hess Corp.	7,723	932,784
Hess Midstream LP, Class A	276	7,813
HF Sinclair Corp.	4,254	223,888
HighPeak Energy, Inc.	808	20,458
International Seaways, Inc.	1,366	40,338
Kimbell Royalty Partners LP	2,153	38,194
Kinder Morgan, Inc.	19,417	355,719
Kosmos Energy Ltd.(1)	24,330	172,013
Laredo Petroleum, Inc.(1)	861	66,822
Magnolia Oil & Gas Corp., Class A	8,457	201,869
Marathon Oil Corp.	27,940	714,985
Marathon Petroleum Corp.	9,780	985,335
Matador Resources Co.	5,277	314,509
Murphy Oil Corp.	6,639	258,722
New Fortress Energy, Inc.(2)	738	42,324
Nordic American Tankers Ltd.(2)	8,182	21,273
Northern Oil & Gas, Inc.	531	16,801
Occidental Petroleum Corp.	22,369	1,588,199
ONEOK, Inc.	10,482	641,813
Ovintiv, Inc.	9,448	502,067
PBF Energy, Inc., Class A(1)	4,544	155,223
PDC Energy, Inc.	4,658	316,325
Peabody Energy Corp.(1)	3,252	80,194
Permian Resources Corp.(1)	9,713	79,938
Phillips 66	12,126	1,084,792
Pioneer Natural Resources Co.	5,272	1,334,976
Plains GP Holdings LP, Class A	5,616	67,280
Range Resources Corp.(1)	12,205	401,056
Ranger Oil Corp., Class A	1,332	51,935
REX American Resources Corp.(1)	564	17,089
Ring Energy, Inc.(1)	4,287	13,890
SandRidge Energy, Inc.(1)	2,068	43,387
Scorpio Tankers, Inc.	1,387	57,699
SFL Corp. Ltd.	4,194	44,876
SilverBow Resources, Inc.(1)(2)	1,005	39,959
47

Avantis U.S. Equity Fund
	Shares	Value
SM Energy Co.	6,183	$272,485
Southwestern Energy Co.(1)	39,786	297,997
Talos Energy, Inc.(1)	3,477	72,078
Targa Resources Corp.	7,349	501,422
Teekay Tankers Ltd., Class A(1)	1,161	28,561
Texas Pacific Land Corp.	196	360,730
VAALCO Energy, Inc.	2,868	14,369
Valero Energy Corp.	8,475	992,592
Viper Energy Partners LP	1,359	41,477
Williams Cos., Inc.	19,802	673,862
World Fuel Services Corp.	1,606	41,435
		32,728,262
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	642	27,311
Glatfelter Corp.	1,507	7,339
Louisiana-Pacific Corp.	3,453	187,256
Mercer International, Inc.	2,526	40,972
Sylvamo Corp.	2,010	89,324
		352,202
Personal Products — 0.2%
BellRing Brands, Inc.(1)	203	4,809
Coty, Inc., Class A(1)	226	1,697
Edgewell Personal Care Co.	654	25,480
elf Beauty, Inc.(1)	178	6,787
Estee Lauder Cos., Inc., Class A	1,414	359,694
Herbalife Nutrition Ltd.(1)	446	11,636
Medifast, Inc.	515	64,622
Nu Skin Enterprises, Inc., Class A	1,997	81,757
USANA Health Sciences, Inc.(1)	442	28,518
Veru, Inc.(1)	1,115	17,060
		602,060
Pharmaceuticals — 4.2%
Amneal Pharmaceuticals, Inc.(1)	658	1,428
Amphastar Pharmaceuticals, Inc.(1)	912	26,995
Amylyx Pharmaceuticals, Inc.(1)	1,495	37,734
Arvinas, Inc.(1)	1,841	77,948
Assertio Holdings, Inc.(1)(2)	2,974	7,584
AstraZeneca PLC, ADR	3,301	205,916
Atea Pharmaceuticals, Inc.(1)	3,630	27,225
Athira Pharma, Inc.(1)	865	2,924
Bristol-Myers Squibb Co.	29,989	2,021,558
Cassava Sciences, Inc.(1)(2)	412	10,601
Catalent, Inc.(1)	1,264	111,232
CinCor Pharma, Inc.(1)	496	16,750
Contra Zogenix, Inc.	21	14
Corcept Therapeutics, Inc.(1)	3,958	102,196
DICE Therapeutics, Inc.(1)	549	8,619
Elanco Animal Health, Inc.(1)	2,049	31,001
Eli Lilly & Co.	5,744	1,730,265
Endo International PLC(1)	569	61
Harmony Biosciences Holdings, Inc.(1)	1,234	54,185
48

Avantis U.S. Equity Fund
	Shares	Value
Harrow Health, Inc.(1)	610	$5,484
Innoviva, Inc.(1)	2,990	39,348
Intra-Cellular Therapies, Inc.(1)	875	43,977
Jazz Pharmaceuticals PLC(1)	639	99,186
Johnson & Johnson	23,578	3,804,074
Lannett Co., Inc.(1)(2)	110	55
Merck & Co., Inc.	31,880	2,721,277
Nektar Therapeutics(1)	1,106	4,358
NGM Biopharmaceuticals, Inc.(1)	636	8,974
Nuvation Bio, Inc.(1)	2,146	6,009
Ocular Therapeutix, Inc.(1)	278	1,412
Organon & Co.	1,514	43,194
Perrigo Co. PLC	1,973	73,830
Pfizer, Inc.	58,928	2,665,313
Phibro Animal Health Corp., Class A	349	5,169
Pliant Therapeutics, Inc.(1)	173	3,335
Prestige Consumer Healthcare, Inc.(1)	1,185	59,937
ProPhase Labs, Inc.(2)	711	8,610
Reata Pharmaceuticals, Inc., Class A(1)	1	24
Royalty Pharma PLC, Class A	3,276	136,970
SIGA Technologies, Inc.	2,227	33,583
Supernus Pharmaceuticals, Inc.(1)	1,246	42,651
Theravance Biopharma, Inc.(1)	88	793
Ventyx Biosciences, Inc.(1)	719	14,668
Viatris, Inc.	27,643	263,991
Zoetis, Inc.	3,630	568,204
		15,128,662
Professional Services — 0.6%
ASGN, Inc.(1)	367	35,489
Barrett Business Services, Inc.	192	15,483
Booz Allen Hamilton Holding Corp.	1,263	120,869
CACI International, Inc., Class A(1)	73	20,503
CBIZ, Inc.(1)	1,427	62,303
Clarivate PLC(1)	5,008	58,443
CoStar Group, Inc.(1)	2,261	157,456
CRA International, Inc.	224	20,476
Dun & Bradstreet Holdings, Inc.	380	5,415
Equifax, Inc.	584	110,230
Exponent, Inc.	542	50,872
First Advantage Corp.(1)	1,404	19,431
Franklin Covey Co.(1)	585	27,828
FTI Consulting, Inc.(1)	197	31,638
Heidrick & Struggles International, Inc.	865	24,618
ICF International, Inc.	43	4,367
Insperity, Inc.	1,312	143,034
Jacobs Solutions, Inc.	365	45,472
KBR, Inc.	1,649	79,647
Kelly Services, Inc., Class A	1,355	21,829
Kforce, Inc.	916	50,124
Korn Ferry	2,010	122,449
Leidos Holdings, Inc.	263	24,998
49

Avantis U.S. Equity Fund
	Shares	Value
ManpowerGroup, Inc.	1,108	$81,239
ManTech International Corp., Class A	361	34,623
Nielsen Holdings PLC	1,070	29,789
Planet Labs PBC(1)	2,816	15,432
RCM Technologies, Inc.(1)	304	5,308
Resources Connection, Inc.	350	6,839
Robert Half International, Inc.	3,564	274,321
Science Applications International Corp.	224	20,400
TransUnion	796	58,801
TriNet Group, Inc.(1)	1,299	107,038
TrueBlue, Inc.(1)	1,245	25,572
Verisk Analytics, Inc.	840	157,214
		2,069,550
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	3,938	310,945
Cushman & Wakefield PLC(1)	257	3,845
Douglas Elliman, Inc.	2,917	13,447
Forestar Group, Inc.(1)	454	5,648
FRP Holdings, Inc.(1)	20	1,150
Howard Hughes Corp.(1)	629	40,023
Jones Lang LaSalle, Inc.(1)	937	162,101
Kennedy-Wilson Holdings, Inc.	3,861	67,799
Marcus & Millichap, Inc.	1,365	51,024
RE/MAX Holdings, Inc., Class A	648	14,748
RMR Group, Inc., Class A	296	7,708
St. Joe Co.	992	37,894
Zillow Group, Inc., Class A(1)	82	2,739
Zillow Group, Inc., Class C(1)	295	9,871
		728,942
Road and Rail — 1.9%
AMERCO	273	143,508
ArcBest Corp.	962	77,470
Avis Budget Group, Inc.(1)	172	28,789
Canadian Pacific Railway Ltd.	1,071	80,175
Covenant Logistics Group, Inc.	651	18,306
CSX Corp.	39,804	1,259,797
Daseke, Inc.(1)	1,443	8,745
Heartland Express, Inc.	2,232	33,815
Hertz Global Holdings, Inc.(1)	8,237	152,055
J.B. Hunt Transport Services, Inc.	2,706	470,898
Knight-Swift Transportation Holdings, Inc.	2,418	122,133
Landstar System, Inc.	1,247	182,848
Lyft, Inc., Class A(1)	1,303	19,193
Marten Transport Ltd.	2,708	53,645
Norfolk Southern Corp.	4,148	1,008,503
Old Dominion Freight Line, Inc.	2,143	581,632
PAM Transportation Services, Inc.(1)	436	12,954
Ryder System, Inc.	2,215	169,315
Saia, Inc.(1)	798	165,050
Schneider National, Inc., Class B	1,675	38,290
TuSimple Holdings, Inc., Class A(1)	2,225	15,998
50

Avantis U.S. Equity Fund
	Shares	Value
Uber Technologies, Inc.(1)	5,594	$160,883
Union Pacific Corp.	8,731	1,960,197
US Xpress Enterprises, Inc., Class A(1)	274	674
USA Truck, Inc.(1)	549	17,217
Werner Enterprises, Inc.	2,188	87,060
XPO Logistics, Inc.(1)	879	46,077
		6,915,227
Semiconductors and Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.(1)	9,637	817,892
Allegro MicroSystems, Inc.(1)	1,211	28,241
Alpha & Omega Semiconductor Ltd.(1)	643	24,858
Amkor Technology, Inc.	3,931	79,131
Analog Devices, Inc.	2,183	330,790
Applied Materials, Inc.	11,374	1,069,952
Axcelis Technologies, Inc.(1)	904	60,514
Broadcom, Inc.	1,893	944,815
CEVA, Inc.(1)	370	10,830
Cirrus Logic, Inc.(1)	1,724	132,214
Cohu, Inc.(1)	1,163	31,203
Diodes, Inc.(1)	1,307	93,019
Enphase Energy, Inc.(1)	1,372	392,996
Entegris, Inc.	1,443	136,912
First Solar, Inc.(1)	1,628	207,651
Formfactor, Inc.(1)	1,211	35,458
GLOBALFOUNDRIES, Inc.(1)(2)	259	15,493
Intel Corp.	41,045	1,310,157
KLA Corp.	2,480	853,443
Kulicke & Soffa Industries, Inc.	2,255	94,800
Lam Research Corp.	2,190	959,023
Lattice Semiconductor Corp.(1)	701	37,784
MACOM Technology Solutions Holdings, Inc.(1)	105	5,791
MagnaChip Semiconductor Corp.(1)	601	7,032
Marvell Technology, Inc.	4,008	187,655
MaxLinear, Inc.(1)	1,244	44,697
Microchip Technology, Inc.	4,146	270,527
Micron Technology, Inc.	18,923	1,069,717
MKS Instruments, Inc.	885	88,155
Monolithic Power Systems, Inc.	313	141,845
NVIDIA Corp.	10,245	1,546,380
NXP Semiconductors NV	2,024	333,110
ON Semiconductor Corp.(1)	9,681	665,762
Onto Innovation, Inc.(1)	510	36,205
PDF Solutions, Inc.(1)	768	20,260
Photronics, Inc.(1)	2,470	41,496
Power Integrations, Inc.	962	68,812
Qorvo, Inc.(1)	1,536	137,902
QUALCOMM, Inc.	11,362	1,502,852
Rambus, Inc.(1)	1,432	36,931
Semtech Corp.(1)	543	25,081
Silicon Laboratories, Inc.(1)	54	6,768
Skyworks Solutions, Inc.	2,106	207,546
51

Avantis U.S. Equity Fund
	Shares	Value
SMART Global Holdings, Inc.(1)	1,098	$20,148
SolarEdge Technologies, Inc.(1)	522	144,056
Synaptics, Inc.(1)	920	106,361
Teradyne, Inc.	4,306	364,460
Texas Instruments, Inc.	10,796	1,783,607
Ultra Clean Holdings, Inc.(1)	942	27,572
Universal Display Corp.	310	34,636
Veeco Instruments, Inc.(1)	988	20,886
Wolfspeed, Inc.(1)	646	73,302
		16,686,728
Software — 5.7%
A10 Networks, Inc.	1,937	26,924
ACI Worldwide, Inc.(1)	251	5,949
Adobe, Inc.(1)	2,013	751,735
Agilysys, Inc.(1)	407	21,070
American Software, Inc., Class A	628	10,632
ANSYS, Inc.(1)	336	83,429
Aspen Technology, Inc.(1)	270	56,862
Autodesk, Inc.(1)	1,532	309,066
Avalara, Inc.(1)	257	23,539
Bentley Systems, Inc., Class B	1,233	45,337
Bill.com Holdings, Inc.(1)	547	88,548
Black Knight, Inc.(1)	377	24,942
Blackbaud, Inc.(1)	48	2,510
Box, Inc., Class A(1)	1,329	34,222
C3.ai, Inc., Class A(1)	799	14,382
Cadence Design Systems, Inc.(1)	2,267	393,937
Ceridian HCM Holding, Inc.(1)	388	23,140
Citrix Systems, Inc.	775	79,647
CommVault Systems, Inc.(1)	646	35,071
Consensus Cloud Solutions, Inc.(1)	294	14,803
Crowdstrike Holdings, Inc., Class A(1)	1,352	246,889
Datadog, Inc., Class A(1)	734	77,033
Digital Turbine, Inc.(1)	1,458	26,929
DocuSign, Inc.(1)	1,998	116,324
Dolby Laboratories, Inc., Class A	512	37,499
Dropbox, Inc., Class A(1)	1,553	33,219
Duck Creek Technologies, Inc.(1)	1,597	19,004
Dynatrace, Inc.(1)	454	17,334
Elastic NV(1)	232	19,467
Envestnet, Inc.(1)	56	2,933
Fair Isaac Corp.(1)	220	98,868
Five9, Inc.(1)	84	8,241
Fortinet, Inc.(1)	8,925	434,558
Guidewire Software, Inc.(1)	731	52,420
HubSpot, Inc.(1)	150	50,556
InterDigital, Inc.	969	48,605
Intuit, Inc.	1,093	471,936
LiveRamp Holdings, Inc.(1)	716	14,213
Manhattan Associates, Inc.(1)	966	136,457
Microsoft Corp.	48,922	12,791,635
52

Avantis U.S. Equity Fund
	Shares	Value
MicroStrategy, Inc., Class A(1)(2)	6	$1,389
NCR Corp.(1)	943	29,280
NortonLifeLock, Inc.	2,630	59,412
Nutanix, Inc., Class A(1)	878	15,189
OneSpan, Inc.(1)	120	1,381
Oracle Corp. (New York)	6,108	452,908
Palantir Technologies, Inc., Class A(1)	6,821	52,658
Palo Alto Networks, Inc.(1)	1,134	631,423
Paycom Software, Inc.(1)	360	126,432
Paylocity Holding Corp.(1)	260	62,660
Procore Technologies, Inc.(1)	234	12,776
Progress Software Corp.	642	30,899
PROS Holdings, Inc.(1)	347	7,235
PTC, Inc.(1)	165	18,957
Qualys, Inc.(1)	1,191	180,913
Rapid7, Inc.(1)	344	19,780
RingCentral, Inc., Class A(1)	153	6,585
Riot Blockchain, Inc.(1)(2)	1,138	8,159
Roper Technologies, Inc.	253	101,853
Salesforce, Inc.(1)	3,465	540,956
SentinelOne, Inc., Class A(1)	946	25,835
ServiceNow, Inc.(1)	949	412,454
ShotSpotter, Inc.(1)	335	10,931
Splunk, Inc.(1)	446	40,153
SPS Commerce, Inc.(1)	399	48,726
Synopsys, Inc.(1)	845	292,387
Tenable Holdings, Inc.(1)	482	19,092
Teradata Corp.(1)	2,037	67,017
Trade Desk, Inc., Class A(1)	1,746	109,474
Tyler Technologies, Inc.(1)	156	57,956
UiPath, Inc., Class A(1)	1,377	22,652
Unity Software, Inc.(1)	612	26,145
Verint Systems, Inc.(1)	99	4,801
VirnetX Holding Corp.(1)	637	1,300
VMware, Inc., Class A	763	88,531
Workday, Inc., Class A(1)	579	95,280
Xperi Holding Corp.	52	827
Zendesk, Inc.(1)	119	9,136
Zoom Video Communications, Inc., Class A(1)	2,543	204,457
Zscaler, Inc.(1)	240	38,218
		20,686,082
Specialty Retail — 2.8%
Aaron's Co., Inc.	1,139	13,554
Abercrombie & Fitch Co., Class A(1)	2,006	28,866
Academy Sports & Outdoors, Inc.	3,368	145,093
Advance Auto Parts, Inc.	1,730	291,747
American Eagle Outfitters, Inc.	2,570	28,938
Arko Corp.	3,379	32,202
Asbury Automotive Group, Inc.(1)	791	138,014
AutoNation, Inc.(1)	1,703	212,194
AutoZone, Inc.(1)	93	197,087
53

Avantis U.S. Equity Fund
	Shares	Value
Bath & Body Works, Inc.	773	$28,856
Bed Bath & Beyond, Inc.(1)(2)	1,677	15,982
Best Buy Co., Inc.	4,874	344,543
Big 5 Sporting Goods Corp.	321	3,929
Boot Barn Holdings, Inc.(1)	1,085	72,283
Buckle, Inc.	1,139	36,767
Build-A-Bear Workshop, Inc.	1,114	17,067
Burlington Stores, Inc.(1)	2,285	320,334
Caleres, Inc.	2,141	54,638
CarMax, Inc.(1)	1,491	131,864
Cato Corp., Class A	608	6,573
Chico's FAS, Inc.(1)	7,596	43,145
Children's Place, Inc.(1)	496	20,921
Citi Trends, Inc.(1)	310	6,262
Conn's, Inc.(1)	1,071	10,292
Container Store Group, Inc.(1)	332	2,251
Designer Brands, Inc., Class A	3,573	60,955
Dick's Sporting Goods, Inc.(2)	2,161	229,866
Express, Inc.(1)(2)	1,177	1,789
Five Below, Inc.(1)	1,398	178,776
Floor & Decor Holdings, Inc., Class A(1)	2,329	189,488
Foot Locker, Inc.	2,276	83,848
GameStop Corp., Class A(1)(2)	144	4,124
Gap, Inc.	8,170	74,674
Genesco, Inc.(1)	669	37,852
Group 1 Automotive, Inc.	719	128,406
Guess?, Inc.	1,409	24,615
Haverty Furniture Cos., Inc.	552	14,805
Hibbett, Inc.	424	24,846
Home Depot, Inc.	3,832	1,105,226
Kirkland's, Inc.(1)	193	787
Leslie's, Inc.(1)	228	3,233
Lithia Motors, Inc.	930	246,859
LL Flooring Holdings, Inc.(1)	428	3,484
Lowe's Cos., Inc.	3,078	597,563
MarineMax, Inc.(1)	860	31,252
Monro, Inc.	56	2,593
Murphy USA, Inc.	981	284,657
National Vision Holdings, Inc.(1)	585	19,440
O'Reilly Automotive, Inc.(1)	505	352,046
ODP Corp.(1)	1,904	68,068
Party City Holdco, Inc.(1)(2)	635	1,251
Penske Automotive Group, Inc.	1,020	120,268
Rent-A-Center, Inc.	1,267	32,739
RH(1)	456	116,695
Ross Stores, Inc.	10,202	880,127
Sally Beauty Holdings, Inc.(1)	1,334	19,850
Shoe Carnival, Inc.	492	11,705
Signet Jewelers Ltd.	2,014	131,655
Sonic Automotive, Inc., Class A	922	49,041
Sportsman's Warehouse Holdings, Inc.(1)	796	6,336
54

Avantis U.S. Equity Fund
	Shares	Value
Tilly's, Inc., Class A	712	$5,340
TJX Cos., Inc.	17,584	1,096,362
Tractor Supply Co.	2,936	543,600
TravelCenters of America, Inc.(1)	734	39,695
Ulta Beauty, Inc.(1)	1,432	601,254
Urban Outfitters, Inc.(1)	1,183	23,814
Victoria's Secret & Co.(1)	3,269	109,315
Vroom, Inc.(1)	638	1,040
Williams-Sonoma, Inc.	2,325	345,844
Zumiez, Inc.(1)	640	16,614
		10,125,199
Technology Hardware, Storage and Peripherals — 4.7%
Apple, Inc.	101,906	16,021,661
Avid Technology, Inc.(1)	259	7,084
Dell Technologies, Inc., Class C	2,087	79,911
Diebold Nixdorf, Inc.(1)	309	1,075
Eastman Kodak Co.(1)	2,017	10,912
Hewlett Packard Enterprise Co.	10,968	149,165
HP, Inc.	5,124	147,110
NetApp, Inc.	2,900	209,177
Pure Storage, Inc., Class A(1)	1,885	54,609
Seagate Technology Holdings PLC	3,068	205,433
Stratasys Ltd.(1)	65	1,122
Super Micro Computer, Inc.(1)	867	56,424
Western Digital Corp.(1)	4,088	172,759
Xerox Holdings Corp.	2,848	47,334
		17,163,776
Textiles, Apparel and Luxury Goods — 1.0%
Capri Holdings Ltd.(1)	4,929	232,550
Carter's, Inc.	1,203	88,842
Columbia Sportswear Co.	506	36,047
Crocs, Inc.(1)	1,885	138,924
Deckers Outdoor Corp.(1)	786	252,754
Fossil Group, Inc.(1)	764	3,232
G-III Apparel Group Ltd.(1)	1,426	30,046
Hanesbrands, Inc.	5,462	47,574
Kontoor Brands, Inc.	1,131	42,107
Lakeland Industries, Inc.(1)	124	1,674
Levi Strauss & Co., Class A	2,442	41,245
lululemon athletica, Inc.(1)	1,798	539,328
Movado Group, Inc.	613	19,549
NIKE, Inc., Class B	11,788	1,254,833
Oxford Industries, Inc.	701	74,818
PVH Corp.	2,090	117,562
Ralph Lauren Corp.	1,442	131,698
Rocky Brands, Inc.	110	2,874
Skechers USA, Inc., Class A(1)	1,975	74,655
Steven Madden Ltd.	1,100	32,021
Tapestry, Inc.	7,898	274,298
Under Armour, Inc., Class A(1)	4,094	34,471
Under Armour, Inc., Class C(1)	4,805	36,470
55

Avantis U.S. Equity Fund
	Shares	Value
Unifi, Inc.(1)	394	$4,476
VF Corp.	3,131	129,780
Wolverine World Wide, Inc.	1,604	31,342
		3,673,170
Thrifts and Mortgage Finance — 0.4%
Axos Financial, Inc.(1)	1,381	57,698
Blue Foundry Bancorp(1)	1,039	11,813
Bridgewater Bancshares, Inc.(1)	809	13,899
Columbia Financial, Inc.(1)	962	20,520
Enact Holdings, Inc.	915	23,241
Essent Group Ltd.	3,707	148,243
Federal Agricultural Mortgage Corp., Class C	285	31,133
Flagstar Bancorp, Inc.	1,880	72,436
FS Bancorp, Inc.	140	4,159
Hingham Institution For Savings	30	8,907
Home Bancorp, Inc.	231	9,018
Kearny Financial Corp.	2,765	31,410
Merchants Bancorp	397	10,707
MGIC Investment Corp.	10,563	150,945
Mr. Cooper Group, Inc.(1)	2,696	114,041
New York Community Bancorp, Inc.(2)	10,888	106,594
NMI Holdings, Inc., Class A(1)	3,188	65,450
Northfield Bancorp, Inc.	1,268	18,690
PennyMac Financial Services, Inc.	1,046	55,564
Provident Financial Services, Inc.	1,634	37,958
Radian Group, Inc.	5,792	122,269
Southern Missouri Bancorp, Inc.	393	20,723
TFS Financial Corp.	577	8,251
TrustCo Bank Corp. NY	416	13,870
Walker & Dunlop, Inc.	1,358	136,425
Waterstone Financial, Inc.	1,058	18,293
WSFS Financial Corp.	1,578	76,296
		1,388,553
Trading Companies and Distributors — 0.8%
Air Lease Corp.	3,834	139,404
Alta Equipment Group, Inc.	676	7,956
Applied Industrial Technologies, Inc.	796	84,392
BlueLinx Holdings, Inc.(1)	434	30,423
Boise Cascade Co.	2,057	128,213
Fastenal Co.	8,539	429,768
GATX Corp.	1,504	145,301
Global Industrial Co.	136	4,091
H&E Equipment Services, Inc.	1,433	45,369
Herc Holdings, Inc.	1,057	118,944
McGrath RentCorp	715	60,432
MRC Global, Inc.(1)	2,832	27,555
MSC Industrial Direct Co., Inc., Class A	722	57,190
NOW, Inc.(1)	3,177	38,505
Rush Enterprises, Inc., Class A	1,829	86,073
Rush Enterprises, Inc., Class B	295	14,939
SiteOne Landscape Supply, Inc.(1)	519	64,958
56

Avantis U.S. Equity Fund
	Shares	Value
Textainer Group Holdings Ltd.	1,559	$47,362
Titan Machinery, Inc.(1)	997	30,688
Triton International Ltd.	2,813	167,627
United Rentals, Inc.(1)	989	288,827
Univar Solutions, Inc.(1)	248	6,255
Veritiv Corp.(1)	747	89,035
W.W. Grainger, Inc.	1,218	675,917
Watsco, Inc.	365	99,291
WESCO International, Inc.(1)	504	66,367
		2,954,882
Water Utilities — 0.1%
American States Water Co.	389	32,275
American Water Works Co., Inc.	2,135	316,941
California Water Service Group	1,285	75,211
Essential Utilities, Inc.	555	27,278
		451,705
Wireless Telecommunication Services — 0.4%
Gogo, Inc.(1)	445	6,613
Shenandoah Telecommunications Co.	1,063	23,694
T-Mobile US, Inc.(1)	8,415	1,211,423
Telephone and Data Systems, Inc.	3,403	55,367
United States Cellular Corp.(1)	828	23,673
		1,320,770
TOTAL COMMON STOCKS (Cost $370,804,029)		361,352,584
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,352,588	1,352,588
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,757,422	1,757,422
TOTAL SHORT-TERM INVESTMENTS (Cost $3,110,010)		3,110,010
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $373,914,039)		364,462,594
OTHER ASSETS AND LIABILITIES — (0.3)%		(984,805)
TOTAL NET ASSETS — 100.0%		$363,477,789

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2022	$593,475	$33,220
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,505,935. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,559,974, which includes securities collateral of $802,552.
See Notes to Financial Statements.
57

AUGUST 31, 2022

Avantis U.S. Large Cap Value Fund
	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense†
BWX Technologies, Inc.	15	$782
Air Freight and Logistics — 2.9%
Expeditors International of Washington, Inc.	3,844	395,509
FedEx Corp.	3,552	748,797
United Parcel Service, Inc., Class B	6,299	1,225,219
		2,369,525
Airlines — 0.2%
Alaska Air Group, Inc.(1)	2,974	129,547
Automobiles — 1.2%
Ford Motor Co.	31,030	472,897
General Motors Co.	11,849	452,751
Harley-Davidson, Inc.	16	617
		926,265
Banks — 4.1%
Citigroup, Inc.	92	4,490
East West Bancorp, Inc.	2,177	157,114
JPMorgan Chase & Co.	13,981	1,590,059
KeyCorp	11,463	202,780
Popular, Inc.	2,082	160,772
Signature Bank	735	128,155
Synovus Financial Corp.	2,430	97,589
Wells Fargo & Co.	18,322	800,855
Western Alliance Bancorp	2,051	157,353
		3,299,167
Beverages — 0.1%
National Beverage Corp.	720	39,931
Biotechnology — 4.9%
Biogen, Inc.(1)	2,754	538,076
Gilead Sciences, Inc.	16,151	1,025,104
Halozyme Therapeutics, Inc.(1)	24	977
Moderna, Inc.(1)	5,310	702,354
Regeneron Pharmaceuticals, Inc.(1)	1,410	819,295
United Therapeutics Corp.(1)	5	1,133
Vertex Pharmaceuticals, Inc.(1)	3,076	866,694
		3,953,633
Building Products — 0.9%
Builders FirstSource, Inc.(1)	4,201	246,221
Owens Corning	2,640	215,767
Trex Co., Inc.(1)	1,882	88,059
UFP Industries, Inc.	1,792	142,267
		692,314
Capital Markets — 3.9%
Ameriprise Financial, Inc.	1,715	459,637
Blackstone, Inc.	51	4,791
Carlyle Group, Inc.	4,012	130,510
Goldman Sachs Group, Inc.	3,056	1,016,640
Houlihan Lokey, Inc.	1,072	84,152
Morgan Stanley	8,438	719,086
58

Avantis U.S. Large Cap Value Fund
	Shares	Value
Raymond James Financial, Inc.	7	$731
SEI Investments Co.	2,522	137,953
Stifel Financial Corp.	1,697	100,649
T. Rowe Price Group, Inc.	3,947	473,640
TPG, Inc.	1,571	46,125
		3,173,914
Chemicals — 3.5%
Celanese Corp.	1,855	205,645
CF Industries Holdings, Inc.	5,273	545,545
Chemours Co.	5,572	187,943
Dow, Inc.	12,305	627,555
Eastman Chemical Co.	7	637
Huntsman Corp.	4,469	125,221
LyondellBasell Industries NV, Class A	5,255	436,165
Mosaic Co.	7,684	413,937
Olin Corp.	3,871	211,589
Westlake Corp.	809	79,792
		2,834,029
Construction Materials — 0.2%
Eagle Materials, Inc.	1,130	135,171
Consumer Finance — 1.8%
Ally Financial, Inc.	5,282	175,362
Capital One Financial Corp.	3,828	405,079
Credit Acceptance Corp.(1)	186	98,967
Discover Financial Services	5,403	542,948
OneMain Holdings, Inc.	23	803
Synchrony Financial	7,865	257,579
		1,480,738
Containers and Packaging — 0.7%
International Paper Co.	6,553	272,736
Packaging Corp. of America	2,204	301,772
		574,508
Diversified Financial Services — 0.5%
Equitable Holdings, Inc.	8,665	257,784
Voya Financial, Inc.	2,720	167,361
		425,145
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	63,010	1,105,195
Iridium Communications, Inc.(1)	3,657	162,334
Verizon Communications, Inc.	35,954	1,503,237
		2,770,766
Electronic Equipment, Instruments and Components — 1.0%
Corning, Inc.	11,334	388,983
Flex Ltd.(1)	11,187	199,240
Jabil, Inc.	3,670	221,301
		809,524
Entertainment — 0.1%
World Wrestling Entertainment, Inc., Class A	1,514	102,967
Food and Staples Retailing — 4.6%
Albertsons Cos., Inc., Class A	3,640	100,136
Casey's General Stores, Inc.	1,035	221,252
59

Avantis U.S. Large Cap Value Fund
	Shares	Value
Costco Wholesale Corp.	3,240	$1,691,604
Kroger Co.	13,054	625,809
Walmart, Inc.	8,135	1,078,294
		3,717,095
Food Products†
Pilgrim's Pride Corp.(1)	1,308	37,239
Tyson Foods, Inc., Class A	16	1,206
		38,445
Health Care Equipment and Supplies — 0.4%
Hologic, Inc.(1)	4,460	301,318
QuidelOrtho Corp.(1)	6	475
		301,793
Health Care Providers and Services — 1.6%
AMN Healthcare Services, Inc.(1)	7	718
Centene Corp.(1)	36	3,231
Humana, Inc.	1,726	831,552
Molina Healthcare, Inc.(1)	1,286	433,858
		1,269,359
Hotels, Restaurants and Leisure — 1.1%
Boyd Gaming Corp.	1,657	90,191
Choice Hotels International, Inc.	724	83,050
Darden Restaurants, Inc.	2,702	334,264
Hilton Grand Vacations, Inc.(1)	2,060	84,007
Hyatt Hotels Corp., Class A(1)	956	85,677
Texas Roadhouse, Inc.	1,895	168,200
		845,389
Household Durables — 0.9%
NVR, Inc.(1)	78	322,925
PulteGroup, Inc.	5,157	209,684
Toll Brothers, Inc.	8	350
Whirlpool Corp.	1,411	220,962
		753,921
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.	15,506	394,628
Clearway Energy, Inc., Class A	7	241
Clearway Energy, Inc., Class C	13	482
Vistra Corp.	66	1,634
		396,985
Insurance — 3.8%
Allstate Corp.	28	3,374
American Financial Group, Inc.	2,122	270,937
American International Group, Inc.	11,389	589,381
Fidelity National Financial, Inc.	6,420	251,022
First American Financial Corp.	2,001	107,054
Hanover Insurance Group, Inc.	3	388
Hartford Financial Services Group, Inc.	6,930	445,668
MetLife, Inc.	6,631	426,572
Old Republic International Corp.	6,151	134,338
Primerica, Inc.	1,008	127,764
RenaissanceRe Holdings Ltd.	3	406
Travelers Cos., Inc.	4,283	692,304
		3,049,208
60

Avantis U.S. Large Cap Value Fund
	Shares	Value
Interactive Media and Services — 4.3%
Alphabet, Inc., Class A(1)	9,030	$977,227
Alphabet, Inc., Class C(1)	7,930	865,559
Meta Platforms, Inc., Class A(1)	9,813	1,598,832
		3,441,618
Internet and Direct Marketing Retail — 0.5%
eBay, Inc.	8,466	373,605
IT Services — 0.2%
DXC Technology Co.(1)	5,295	131,210
Machinery — 1.5%
Cummins, Inc.	2,039	439,140
Deere & Co.	2,088	762,642
Lincoln Electric Holdings, Inc.	3	410
		1,202,192
Media — 0.1%
DISH Network Corp., Class A(1)	3,001	52,067
Metals and Mining — 2.7%
Alcoa Corp.	2,264	112,023
Cleveland-Cliffs, Inc.(1)	11,624	200,746
Commercial Metals Co.	2,670	108,162
Freeport-McMoRan, Inc.	12,312	364,435
Nucor Corp.	4,765	633,459
Reliance Steel & Aluminum Co.	1,373	258,097
Steel Dynamics, Inc.	5,273	425,637
United States Steel Corp.	4,914	112,383
		2,214,942
Multiline Retail — 0.9%
Dillard's, Inc., Class A	116	34,364
Kohl's Corp.	32	910
Macy's, Inc.	5,216	90,341
Target Corp.	3,704	593,899
		719,514
Oil, Gas and Consumable Fuels — 17.9%
Antero Resources Corp.(1)	5,677	227,534
APA Corp.	6,086	238,023
Chesapeake Energy Corp.	2,749	276,247
Chevron Corp.	9,955	1,573,487
Chord Energy Corp.	875	123,856
Civitas Resources, Inc.	1,169	78,545
ConocoPhillips	9,905	1,084,102
Continental Resources, Inc.	1,039	72,553
Coterra Energy, Inc.	14,033	433,760
Devon Energy Corp.	8,478	598,716
Diamondback Energy, Inc.	2,648	352,925
EOG Resources, Inc.	5,633	683,283
EQT Corp.	6,481	309,792
Exxon Mobil Corp.	18,894	1,806,078
Hess Corp.	3,931	474,786
Hess Midstream LP, Class A	706	19,987
HF Sinclair Corp.	3,385	178,153
Magnolia Oil & Gas Corp., Class A	3,813	91,016
61

Avantis U.S. Large Cap Value Fund
	Shares	Value
Marathon Oil Corp.	11,812	$302,269
Marathon Petroleum Corp.	6,103	614,877
Matador Resources Co.	2,588	154,245
Murphy Oil Corp.	3,241	126,302
Occidental Petroleum Corp.	8,474	601,654
ONEOK, Inc.	5,758	352,562
Ovintiv, Inc.	4,994	265,381
PDC Energy, Inc.	2,204	149,674
Phillips 66	5,654	505,807
Pioneer Natural Resources Co.	2,331	590,256
Range Resources Corp.(1)	6,343	208,431
SM Energy Co.	2,774	122,250
Southwestern Energy Co.(1)	28,397	212,694
Targa Resources Corp.	3,544	241,807
Texas Pacific Land Corp.	125	230,058
Valero Energy Corp.	5,282	618,628
Williams Cos., Inc.	14,593	496,600
		14,416,338
Paper and Forest Products†
Louisiana-Pacific Corp.	23	1,247
Pharmaceuticals — 9.1%
Bristol-Myers Squibb Co.	19,426	1,309,507
Jazz Pharmaceuticals PLC(1)	1,856	288,088
Johnson & Johnson	12,108	1,953,505
Merck & Co., Inc.	19,539	1,667,849
Pfizer, Inc.	41,907	1,895,453
Viatris, Inc.	18,825	179,779
		7,294,181
Professional Services — 0.3%
Robert Half International, Inc.	1,694	130,387
TriNet Group, Inc.(1)	1,045	86,108
		216,495
Road and Rail — 5.4%
AMERCO	234	123,007
CSX Corp.	27,048	856,069
Hertz Global Holdings, Inc.(1)	5,242	96,767
J.B. Hunt Transport Services, Inc.	1,817	316,195
Knight-Swift Transportation Holdings, Inc.	3,653	184,513
Landstar System, Inc.	1,067	156,454
Norfolk Southern Corp.	3,076	747,868
Old Dominion Freight Line, Inc.	1,752	475,510
Saia, Inc.(1)	662	136,922
Union Pacific Corp.	5,724	1,285,095
		4,378,400
Semiconductors and Semiconductor Equipment — 4.6%
Amkor Technology, Inc.	2,703	54,411
Applied Materials, Inc.	5,567	523,688
GLOBALFOUNDRIES, Inc.(1)	1,040	62,213
Intel Corp.	151	4,820
KLA Corp.	10	3,441
Lam Research Corp.	1,308	572,786
62

Avantis U.S. Large Cap Value Fund
	Shares	Value
Micron Technology, Inc.	8,090	$457,328
ON Semiconductor Corp.(1)	7,491	515,156
QUALCOMM, Inc.	28	3,704
Teradyne, Inc.	3,096	262,045
Texas Instruments, Inc.	7,663	1,266,004
		3,725,596
Software — 0.2%
Fortinet, Inc.(1)	25	1,217
Microsoft Corp.	19	4,968
Qualys, Inc.(1)	937	142,331
		148,516
Specialty Retail — 4.7%
AutoNation, Inc.(1)	1,623	202,226
Best Buy Co., Inc.	3,448	243,739
Burlington Stores, Inc.(1)	934	130,938
Dick's Sporting Goods, Inc.	1,286	136,792
Lithia Motors, Inc.	696	184,746
Murphy USA, Inc.	776	225,172
Penske Automotive Group, Inc.	776	91,499
RH(1)	334	85,474
Ross Stores, Inc.	6,037	520,812
TJX Cos., Inc.	12,398	773,015
Tractor Supply Co.	2,256	417,698
Ulta Beauty, Inc.(1)	1,205	505,943
Williams-Sonoma, Inc.	1,872	278,460
		3,796,514
Technology Hardware, Storage and Peripherals — 2.3%
Apple, Inc.	12,011	1,888,369
Textiles, Apparel and Luxury Goods — 1.2%
Capri Holdings Ltd.(1)	2,074	97,851
Levi Strauss & Co., Class A	1,927	32,547
lululemon athletica, Inc.(1)	1,788	536,329
NIKE, Inc., Class B	42	4,471
Ralph Lauren Corp.	997	91,056
Tapestry, Inc.	6,752	234,497
		996,751
Trading Companies and Distributors — 0.5%
W.W. Grainger, Inc.	759	421,199
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.(1)	5,637	811,503
TOTAL COMMON STOCKS (Cost $84,706,350)		80,320,378
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $176,629)	176,629	176,629
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $84,882,979)		80,497,007
OTHER ASSETS AND LIABILITIES — 0.1%		89,614
TOTAL NET ASSETS — 100.0%		$80,586,621

63

Avantis U.S. Large Cap Value Fund

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
64

AUGUST 31, 2022

Avantis U.S. Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.3%
AAR Corp.(1)	9,381	$402,257
Moog, Inc., Class A	8,633	647,303
		1,049,560
Air Freight and Logistics — 1.2%
Air Transport Services Group, Inc.(1)	55,349	1,667,665
Atlas Air Worldwide Holdings, Inc.(1)	22,531	2,251,298
Hub Group, Inc., Class A(1)	8,840	705,520
		4,624,483
Airlines — 0.9%
Allegiant Travel Co.(1)	11,272	1,087,748
Hawaiian Holdings, Inc.(1)	2,903	43,516
JetBlue Airways Corp.(1)	210,569	1,640,333
SkyWest, Inc.(1)	29,145	620,497
Wheels Up Experience, Inc.(1)	63,614	118,958
		3,511,052
Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.(1)	76,633	793,152
Dorman Products, Inc.(1)	7,327	664,193
Goodyear Tire & Rubber Co.(1)	165,471	2,321,558
LCI Industries	6,067	702,983
Modine Manufacturing Co.(1)	38	569
Motorcar Parts of America, Inc.(1)	5,397	80,199
Strattec Security Corp.(1)	45	1,229
		4,563,883
Automobiles — 1.2%
Harley-Davidson, Inc.	5,633	217,265
Thor Industries, Inc.	34,957	2,831,867
Winnebago Industries, Inc.	20,927	1,204,977
Workhorse Group, Inc.(1)(2)	72,304	226,311
		4,480,420
Banks — 15.1%
1st Source Corp.	3,078	145,251
ACNB Corp.(2)	923	32,822
Allegiance Bancshares, Inc.	2,998	126,995
Amalgamated Financial Corp.	4,591	103,298
Amerant Bancorp, Inc.	13,742	359,903
American National Bankshares, Inc.	1,409	46,398
Ameris Bancorp	29,639	1,383,549
Ames National Corp.	1,518	33,183
Arrow Financial Corp.	3,365	108,050
Associated Banc-Corp.	35,676	714,947
Banc of California, Inc.	25,830	436,010
BancFirst Corp.	4,390	473,505
Bancorp, Inc.(1)	12,237	290,262
Bank First Corp.(2)	423	34,377
Bank of Hawaii Corp.	15,983	1,246,994
Bank OZK	16,823	681,836
BankFinancial Corp.	377	3,751
65

Avantis U.S. Small Cap Value Fund
	Shares	Value
BankUnited, Inc.	37,259	$1,380,446
Banner Corp.	17,031	1,034,804
Bar Harbor Bankshares	2,956	83,744
Baycom Corp.	1,850	34,429
BCB Bancorp, Inc.	3,352	60,336
Berkshire Hills Bancorp, Inc.	2,716	76,618
Brookline Bancorp., Inc.	37,017	461,602
Business First Bancshares, Inc.	3,317	78,248
Byline Bancorp, Inc.	9,248	201,699
C&F Financial Corp.	431	21,011
Cambridge Bancorp	1,125	92,509
Camden National Corp.	3,837	173,548
Capital Bancorp, Inc.	2,756	68,266
Capital City Bank Group, Inc.	2,809	89,691
Capstar Financial Holdings, Inc.	3,560	71,734
Carter Bankshares, Inc.(1)	2,856	47,038
Cathay General Bancorp.	28,187	1,182,163
CB Financial Services, Inc.	235	5,123
Central Pacific Financial Corp.	12,145	264,640
Central Valley Community Bancorp	2,641	47,010
Chemung Financial Corp.	842	37,949
City Holding Co.	6,514	553,755
Civista Bancshares, Inc.	2,482	52,494
CNB Financial Corp.	3,804	100,121
Coastal Financial Corp.(1)	250	10,050
Colony Bankcorp, Inc.	416	5,874
Columbia Banking System, Inc.	4,417	132,289
Community Financial Corp.	1,296	49,002
Community Trust Bancorp, Inc.	5,680	239,980
ConnectOne Bancorp, Inc.	15,019	375,926
CrossFirst Bankshares, Inc.(1)	10,197	134,396
Customers Bancorp, Inc.(1)	15,789	547,720
Dime Community Bancshares, Inc.	18,184	568,432
Eagle Bancorp Montana, Inc.	1,752	33,814
Eagle Bancorp, Inc.	15,914	772,306
Enterprise Bancorp, Inc.	1,329	42,767
Enterprise Financial Services Corp.	11,529	527,106
Equity Bancshares, Inc., Class A	3,501	109,336
Esquire Financial Holdings, Inc.	1,574	58,836
Evans Bancorp, Inc.	1,322	50,540
F.N.B. Corp.	73,674	878,194
Farmers National Banc Corp.	6,519	93,157
FB Financial Corp.	14,797	586,257
Financial Institutions, Inc.	3,877	100,918
First BanCorp	105,580	1,509,794
First Bancorp, Inc.	227	6,583
First Bancorp/Southern Pines NC	6,690	243,583
First Bancshares, Inc.	4,395	131,411
First Bank/Hamilton NJ	4,600	68,954
First Busey Corp.	22,561	518,903
First Business Financial Services, Inc.	977	32,515
66

Avantis U.S. Small Cap Value Fund
	Shares	Value
First Commonwealth Financial Corp.	30,821	$415,467
First Community Bankshares, Inc.	2,500	78,825
First Community Corp.	85	1,530
First Financial Corp.	4,114	191,301
First Foundation, Inc.	24,626	466,909
First Guaranty Bancshares, Inc.	266	5,926
First Internet Bancorp	3,003	110,120
First Merchants Corp.	705	28,073
First Mid Bancshares, Inc.	4,108	145,218
First of Long Island Corp.	5,675	104,477
First Savings Financial Group, Inc.	1,383	31,560
First United Corp.	279	4,883
First Western Financial, Inc.(1)	900	23,877
Flushing Financial Corp.	12,918	266,757
FNCB Bancorp, Inc.	206	1,629
Franklin Financial Services Corp.	146	4,669
Fulton Financial Corp.	61,870	1,004,150
FVCBankcorp, Inc.(1)(2)	598	11,517
Great Southern Bancorp, Inc.	4,818	283,202
Hancock Whitney Corp.	35,648	1,719,303
Hanmi Financial Corp.	18,029	445,677
HarborOne Bancorp, Inc.	11,000	150,040
Hawthorn Bancshares, Inc.	792	18,937
HBT Financial, Inc.	2,201	39,794
Heartland Financial USA, Inc.	14,573	650,976
Hilltop Holdings, Inc.	23,313	615,463
HomeStreet, Inc.	8,098	281,891
HomeTrust Bancshares, Inc.	2,923	67,872
Hope Bancorp, Inc.	61,353	887,778
Horizon Bancorp, Inc.	13,036	246,641
Independent Bank Corp. (Michigan)	5,710	117,169
International Bancshares Corp.	21,985	917,434
Investar Holding Corp.	2,251	48,622
Lakeland Bancorp, Inc.	18,210	296,641
Lakeland Financial Corp.	3,035	228,657
Landmark Bancorp, Inc.	195	4,978
LCNB Corp.	1,807	28,840
Limestone Bancorp, Inc.	58	1,123
Live Oak Bancshares, Inc.	8,775	318,006
Macatawa Bank Corp.	7,793	74,189
Mercantile Bank Corp.	3,782	125,109
Meridian Corp.	1,533	46,481
Metrocity Bankshares, Inc.	3,750	74,963
Metropolitan Bank Holding Corp.(1)	3,568	255,433
Mid Penn Bancorp, Inc.	1,366	39,737
Midland States Bancorp, Inc.	7,780	195,200
MidWestOne Financial Group, Inc.	3,723	113,552
MVB Financial Corp.	2,840	90,823
National Bank Holdings Corp., Class A	8,652	347,205
National Bankshares, Inc.	300	10,095
NBT Bancorp, Inc.	20,589	798,441
67

Avantis U.S. Small Cap Value Fund
	Shares	Value
Northeast Bank	1,928	$74,749
Northrim BanCorp, Inc.	1,797	72,868
Oak Valley Bancorp	775	14,020
OceanFirst Financial Corp.	14,614	284,096
OFG Bancorp	29,609	805,365
Old National Bancorp.	1	17
Old Second Bancorp, Inc.	13,543	185,810
Origin Bancorp, Inc.	8,492	346,898
Orrstown Financial Services, Inc.	2,704	69,574
Pacific Premier Bancorp, Inc.	32,869	1,076,788
PacWest Bancorp	48,422	1,274,951
Park National Corp.	4,634	610,900
Parke Bancorp, Inc.	2,104	46,667
Pathward Financial, Inc.	10,015	330,094
PCB Bancorp.	1,436	26,968
Peapack-Gladstone Financial Corp.	4,207	141,650
Peoples Bancorp of North Carolina, Inc.	588	15,288
Peoples Bancorp, Inc.	5,085	151,991
Plumas Bancorp	642	19,119
Popular, Inc.	16,729	1,291,813
Preferred Bank	6,211	421,354
Premier Financial Corp.	12,362	334,021
Primis Financial Corp.	5,304	69,535
QCR Holdings, Inc.	9,206	514,155
RBB Bancorp	3,757	83,030
Red River Bancshares, Inc.	185	9,455
Republic Bancorp, Inc., Class A	3,166	134,555
Republic First Bancorp, Inc.(1)	3,815	12,132
Riverview Bancorp, Inc.	2,994	21,108
Salisbury Bancorp, Inc.	62	1,466
Sandy Spring Bancorp, Inc.	21,346	822,248
SB Financial Group, Inc.	134	2,329
ServisFirst Bancshares, Inc.	7,912	667,456
Shore Bancshares, Inc.	1,205	22,955
Sierra Bancorp	3,475	72,002
Simmons First National Corp., Class A	25,507	601,710
SmartFinancial, Inc.	2,267	56,879
South Plains Financial, Inc.	2,649	71,867
Southern First Bancshares, Inc.(1)	1,448	62,423
Southside Bancshares, Inc.	8,927	336,369
SouthState Corp.	840	65,554
Stock Yards Bancorp, Inc.	18	1,193
Summit Financial Group, Inc.	1,425	40,641
Synovus Financial Corp.	16,965	681,314
Texas Capital Bancshares, Inc.(1)	19,250	1,136,328
Tompkins Financial Corp.	3,663	262,417
Towne Bank	26,674	759,942
Trico Bancshares	13,380	631,402
Triumph Bancorp, Inc.(1)	9,789	606,037
Trustmark Corp.	18,782	592,384
UMB Financial Corp.	15,557	1,391,885
68

Avantis U.S. Small Cap Value Fund
	Shares	Value
Umpqua Holdings Corp.	111,265	$1,973,841
Union Bankshares, Inc.	156	3,978
United Community Banks, Inc.	276	9,254
United Security Bancshares	700	4,970
Unity Bancorp, Inc.	1,160	32,515
Univest Financial Corp.	10,161	251,993
Valley National Bancorp	98,198	1,141,061
Washington Federal, Inc.	31,340	1,003,193
Washington Trust Bancorp, Inc.	6,452	326,665
West BanCorp, Inc.	3,824	94,109
Wintrust Financial Corp.	14,575	1,229,256
		56,102,519
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	2,476	1,174,441
Biotechnology — 1.8%
Alector, Inc.(1)	23,084	238,919
Catalyst Pharmaceuticals, Inc.(1)	71,471	967,717
Dynavax Technologies Corp.(1)(2)	67,405	773,135
Emergent BioSolutions, Inc.(1)	26,140	627,883
Ironwood Pharmaceuticals, Inc.(1)	97,746	1,051,747
iTeos Therapeutics, Inc.(1)	16,121	357,564
Ligand Pharmaceuticals, Inc.(1)	838	77,423
Organogenesis Holdings, Inc.(1)	4,707	16,898
Ovid therapeutics, Inc.(1)(2)	2,634	5,294
REGENXBIO, Inc.(1)	26,570	783,815
Tango Therapeutics, Inc.(1)	1,587	6,507
uniQure NV(1)	3,474	67,882
Vir Biotechnology, Inc.(1)	65,549	1,556,789
XOMA Corp.(1)	1,119	22,246
		6,553,819
Building Products — 0.6%
Apogee Enterprises, Inc.	13,170	537,863
Insteel Industries, Inc.	10,532	304,375
Masonite International Corp.(1)	12,185	996,976
Quanex Building Products Corp.	14,314	319,202
		2,158,416
Capital Markets — 2.1%
B. Riley Financial, Inc.	3,858	192,013
Cowen, Inc., Class A	13,043	501,503
Diamond Hill Investment Group, Inc.	855	146,248
Evercore, Inc., Class A	17,095	1,601,631
GAMCO Investors, Inc., Class A	544	11,005
Hennessy Advisors, Inc.	490	4,871
Janus Henderson Group PLC	58,255	1,363,167
Manning & Napier, Inc.	5,060	64,414
Moelis & Co., Class A	11,811	492,046
Oppenheimer Holdings, Inc., Class A	2,286	82,982
Piper Sandler Cos.	8,874	1,016,694
Stifel Financial Corp.	16,908	1,002,813
StoneX Group, Inc.(1)	9,623	893,399
Virtus Investment Partners, Inc.	2,381	455,366
		7,828,152
69

Avantis U.S. Small Cap Value Fund
	Shares	Value
Chemicals — 2.8%
AdvanSix, Inc.	20,486	$742,822
American Vanguard Corp.	24,323	484,757
Cabot Corp.	38,614	2,779,050
Chemours Co.	85,000	2,867,050
Hawkins, Inc.	5,041	193,171
Intrepid Potash, Inc.(1)	6,770	316,362
Kronos Worldwide, Inc.	15,640	201,443
LSB Industries, Inc.(1)	21,847	344,746
Orion Engineered Carbons SA	21,130	356,252
Rayonier Advanced Materials, Inc.(1)	27,861	125,932
Stepan Co.	385	40,128
Tredegar Corp.	9,795	100,007
Trinseo PLC	18,011	477,832
Tronox Holdings PLC, Class A	87,905	1,286,050
Valhi, Inc.	1,270	44,374
		10,359,976
Commercial Services and Supplies — 0.2%
Civeo Corp.(1)	5,607	166,304
Ennis, Inc.	4,672	99,186
Heritage-Crystal Clean, Inc.(1)	8,227	267,953
Interface, Inc.	23,294	260,194
Quad/Graphics, Inc.(1)	8,561	27,053
Team, Inc.(1)	9	12
		820,702
Communications Equipment — 0.5%
ViaSat, Inc.(1)	46,759	1,775,907
Construction and Engineering — 0.4%
Dycom Industries, Inc.(1)	2,742	307,433
Great Lakes Dredge & Dock Corp.(1)	12,115	115,940
MYR Group, Inc.(1)	10,584	983,677
Northwest Pipe Co.(1)	1,947	61,642
Primoris Services Corp.	1,340	27,162
Tutor Perini Corp.(1)	18,365	124,515
		1,620,369
Construction Materials — 0.1%
Eagle Materials, Inc.	3,974	475,370
United States Lime & Minerals, Inc.	69	7,092
		482,462
Consumer Finance — 2.2%
Atlanticus Holdings Corp.(1)	2,510	71,460
Bread Financial Holdings, Inc.	38,093	1,463,914
Consumer Portfolio Services, Inc.(1)	6,386	74,333
Encore Capital Group, Inc.(1)	12,475	682,133
EZCORP, Inc., Class A(1)	8,933	78,164
Green Dot Corp., Class A(1)	19,310	391,800
LendingClub Corp.(1)	14,829	193,815
Navient Corp.	76,801	1,181,967
Nelnet, Inc., Class A	4,308	362,906
OneMain Holdings, Inc.	14,192	495,727
Oportun Financial Corp.(1)	5,021	25,657
70

Avantis U.S. Small Cap Value Fund
	Shares	Value
PRA Group, Inc.(1)	15,335	$566,475
PROG Holdings, Inc.(1)	10,698	198,341
Regional Management Corp.	2,426	81,732
SLM Corp.	126,000	1,925,280
World Acceptance Corp.(1)	1,826	212,254
		8,005,958
Distributors†
Funko, Inc., Class A(1)	17	379
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(1)	37,160	1,400,560
Grand Canyon Education, Inc.(1)	17,498	1,423,987
Laureate Education, Inc., Class A	132	1,455
Perdoceo Education Corp.(1)	49,829	577,020
Universal Technical Institute, Inc.(1)	25,324	173,723
		3,576,745
Diversified Financial Services — 0.5%
Alerus Financial Corp.	2,974	70,662
Jackson Financial, Inc., Class A	51,405	1,606,920
		1,677,582
Diversified Telecommunication Services — 0.7%
ATN International, Inc.	6,433	301,386
EchoStar Corp., Class A(1)	23,130	425,823
Iridium Communications, Inc.(1)	41,945	1,861,939
		2,589,148
Electrical Equipment — 1.1%
Atkore, Inc.(1)	27,592	2,329,041
Encore Wire Corp.	13,062	1,699,366
Preformed Line Products Co.	32	2,489
		4,030,896
Electronic Equipment, Instruments and Components — 1.6%
Bel Fuse, Inc., Class B	746	21,201
CTS Corp.	9,571	405,045
Daktronics, Inc.(1)	6,059	19,389
Kimball Electronics, Inc.(1)	4,447	95,788
Plexus Corp.(1)	2	187
Sanmina Corp.(1)	47,827	2,320,566
ScanSource, Inc.(1)	3,964	114,837
TTM Technologies, Inc.(1)	62,174	977,997
Vishay Intertechnology, Inc.	96,638	1,900,870
		5,855,880
Energy Equipment and Services — 2.4%
Archrock, Inc.	112,363	830,363
Bristow Group, Inc.(1)	12,875	373,504
Dril-Quip, Inc.(1)	22,235	492,060
Exterran Corp.(1)	14,245	69,943
Helmerich & Payne, Inc.	25,283	1,080,848
Nabors Industries Ltd.(1)	6,518	863,700
National Energy Services Reunited Corp.(1)	15,545	109,126
Natural Gas Services Group, Inc.(1)	3,161	35,182
Newpark Resources, Inc.(1)	37,589	108,256
Oceaneering International, Inc.(1)	63,288	560,099
71

Avantis U.S. Small Cap Value Fund
	Shares	Value
Oil States International, Inc.(1)	6,690	$32,781
ProPetro Holding Corp.(1)	58,748	538,132
Select Energy Services, Inc., Class A(1)	2,624	18,657
TechnipFMC PLC(1)	104,408	854,057
TETRA Technologies Inc(1)	32,370	128,833
Transocean Ltd.(1)	206,443	747,324
US Silica Holdings, Inc.(1)	51,337	720,258
Valaris Ltd.(1)	1,537	78,356
Weatherford International PLC(1)	38,393	1,080,379
		8,721,858
Food and Staples Retailing — 1.9%
Andersons, Inc.	8	296
HF Foods Group, Inc.(1)	1,687	8,587
Ingles Markets, Inc., Class A	12,928	1,131,588
Natural Grocers by Vitamin Cottage, Inc.	4,681	67,219
PriceSmart, Inc.	385	24,359
SpartanNash Co.	30,562	930,002
Sprouts Farmers Market, Inc.(1)	65,893	1,904,308
United Natural Foods, Inc.(1)	41,532	1,830,730
Village Super Market, Inc., Class A	2,044	44,927
Weis Markets, Inc.	13,414	1,042,402
		6,984,418
Food Products — 0.2%
Fresh Del Monte Produce, Inc.	16,780	458,765
Pilgrim's Pride Corp.(1)	5	142
Seneca Foods Corp., Class A(1)	2,432	128,483
		587,390
Health Care Equipment and Supplies — 0.6%
Co-Diagnostics, Inc.(1)(2)	13,905	46,999
FONAR Corp.(1)	475	6,698
Meridian Bioscience, Inc.(1)	21,524	701,467
QuidelOrtho Corp.(1)	19,548	1,549,374
Utah Medical Products, Inc.	574	52,751
		2,357,289
Health Care Providers and Services — 0.7%
Ensign Group, Inc.	2,000	170,600
Fulgent Genetics, Inc.(1)	14,748	641,096
National Healthcare Corp.	502	34,864
Patterson Cos., Inc.	15,682	437,371
Premier, Inc., Class A	32,085	1,130,675
		2,414,606
Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.(1)	61,145	1,039,465
Hotels, Restaurants and Leisure — 1.1%
BJ's Restaurants, Inc.(1)	11,392	285,711
Carrols Restaurant Group, Inc.(1)	3,216	7,075
Century Casinos, Inc.(1)	7,973	58,761
Cheesecake Factory, Inc.(2)	31,204	955,467
Chuy's Holdings, Inc.(1)	12,506	279,259
Cracker Barrel Old Country Store, Inc.	11,748	1,268,079
Monarch Casino & Resort, Inc.(1)	8,431	509,148
72

Avantis U.S. Small Cap Value Fund
	Shares	Value
ONE Group Hospitality, Inc.(1)	10,666	$76,155
Playa Hotels & Resorts NV(1)	9,018	59,158
RCI Hospitality Holdings, Inc.	4,212	274,665
Red Robin Gourmet Burgers, Inc.(1)	4,768	35,426
Target Hospitality Corp.(1)(2)	7,103	94,399
		3,903,303
Household Durables — 1.5%
Bassett Furniture Industries, Inc.	2,642	50,357
Beazer Homes USA, Inc.(1)	151	2,150
Ethan Allen Interiors, Inc.	17,413	413,907
GoPro, Inc., Class A(1)	69,441	422,896
Green Brick Partners, Inc.(1)	6,280	152,981
Hooker Furnishings Corp.	1,512	23,995
Hovnanian Enterprises, Inc., Class A(1)	1,596	63,984
La-Z-Boy, Inc.	12,057	318,184
Legacy Housing Corp.(1)	241	4,119
Lifetime Brands, Inc.	559	4,986
M/I Homes, Inc.(1)	9,599	415,061
Skyline Champion Corp.(1)	3,951	223,903
Taylor Morrison Home Corp.(1)	83,774	2,103,565
Tri Pointe Homes, Inc.(1)	70,550	1,222,631
Universal Electronics, Inc.(1)	4,678	103,992
VOXX International Corp.(1)	3,636	35,051
		5,561,762
Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.(2)	7,348	686,891
Insurance — 4.0%
Ambac Financial Group, Inc.(1)	12,074	182,197
AMERISAFE, Inc.	3,786	181,046
Argo Group International Holdings Ltd.	19,751	387,712
Assured Guaranty Ltd.	31,027	1,584,549
Axis Capital Holdings Ltd.	36,618	1,946,247
Brighthouse Financial, Inc.(1)	38,401	1,825,968
CNO Financial Group, Inc.	47,671	877,623
Crawford & Co., Class A	616	3,745
Donegal Group, Inc., Class A	3,433	49,847
Employers Holdings, Inc.	10,283	402,682
Genworth Financial, Inc., Class A(1)	225,216	950,411
Hanover Insurance Group, Inc.	7,019	908,188
Horace Mann Educators Corp.	16,488	589,776
Investors Title Co.	100	14,735
NI Holdings, Inc.(1)	1,243	16,321
Oscar Health, Inc., Class A(1)	8,049	53,365
Primerica, Inc.	3,477	440,710
ProAssurance Corp.	11,387	243,568
Safety Insurance Group, Inc.	7,626	686,721
Selective Insurance Group, Inc.	16,785	1,333,065
SiriusPoint Ltd.(1)	28,701	128,293
Stewart Information Services Corp.	10,742	543,975
Tiptree, Inc.	508	6,071
United Fire Group, Inc.	5,307	156,185
73

Avantis U.S. Small Cap Value Fund
	Shares	Value
Unum Group	35,628	$1,348,520
		14,861,520
Interactive Media and Services — 0.1%
Cars.com, Inc.(1)	40,989	522,610
Internet and Direct Marketing Retail†
Duluth Holdings, Inc., Class B(1)	5,416	48,040
Lands' End, Inc.(1)	5,925	81,883
		129,923
IT Services — 0.4%
Cass Information Systems, Inc.	1,244	45,630
Computer Task Group, Inc.(1)	1,148	9,046
Innodata, Inc.(1)	154	519
International Money Express, Inc.(1)	11,900	266,560
Kyndryl Holdings, Inc.(1)	99,459	1,036,363
		1,358,118
Leisure Products — 0.9%
Acushnet Holdings Corp.	8	381
Johnson Outdoors, Inc., Class A	21	1,284
Malibu Boats, Inc., Class A(1)	12,932	776,308
MasterCraft Boat Holdings, Inc.(1)	8,678	209,053
Smith & Wesson Brands, Inc.	33,445	444,818
Sturm Ruger & Co., Inc.	13,179	688,603
Vista Outdoor, Inc.(1)	40,197	1,130,340
		3,250,787
Life Sciences Tools and Services†
AbCellera Biologics, Inc.(1)	16,661	177,939
Machinery — 1.3%
Albany International Corp., Class A	14,081	1,241,803
Greenbrier Cos., Inc.	502	14,312
Kennametal, Inc.	52,388	1,227,975
L.B. Foster Co., Class A(1)	1,249	16,362
Miller Industries, Inc.	57	1,340
Mueller Industries, Inc.	33,511	2,116,890
REV Group, Inc.	19,917	229,444
Terex Corp.	220	7,308
Titan International, Inc.(1)	3,633	50,971
		4,906,405
Marine — 1.1%
Costamare, Inc.	49,975	563,718
Eagle Bulk Shipping, Inc.	9,617	417,762
Genco Shipping & Trading Ltd.	36,123	495,246
Matson, Inc.	32,841	2,419,068
Pangaea Logistics Solutions Ltd.	20,109	100,746
Safe Bulkers, Inc.	44,161	140,874
		4,137,414
Media — 0.5%
Audacy, Inc.(1)	33,969	18,737
Cumulus Media, Inc., Class A(1)	11,998	111,821
Entravision Communications Corp., Class A	30,218	153,507
PubMatic, Inc., Class A(1)	5,040	98,633
Scholastic Corp.	15,305	702,653
74

Avantis U.S. Small Cap Value Fund
	Shares	Value
WideOpenWest, Inc.(1)	36,081	$642,242
		1,727,593
Metals and Mining — 3.3%
Alpha Metallurgical Resources, Inc.	14,113	2,217,858
Arconic Corp.(1)	132	3,328
Ascent Industries Co.(1)	314	5,256
Carpenter Technology Corp.	11,645	395,581
Coeur Mining, Inc.(1)	146,856	405,323
Commercial Metals Co.	85,335	3,456,921
Haynes International, Inc.	266	10,558
Hecla Mining Co.	300,627	1,184,470
Kaiser Aluminum Corp.	11,289	810,099
Ramaco Resources, Inc.	17,058	179,791
Ryerson Holding Corp.	18,104	515,964
Schnitzer Steel Industries, Inc., Class A	17,163	567,065
SunCoke Energy, Inc.	79,002	520,623
TimkenSteel Corp.(1)	41,205	632,085
Warrior Met Coal, Inc.	45,948	1,495,607
		12,400,529
Multiline Retail — 1.2%
Big Lots, Inc.(2)	20,394	419,505
Dillard's, Inc., Class A(2)	2,962	877,463
Kohl's Corp.	51,314	1,458,344
Macy's, Inc.	94,123	1,630,210
		4,385,522
Oil, Gas and Consumable Fuels — 13.3%
Antero Midstream Corp.	123,631	1,244,964
Arch Resources, Inc.	10,926	1,590,607
Ardmore Shipping Corp.(1)	3,480	33,547
Berry Corp.	57,138	522,813
Brigham Minerals, Inc., Class A	34,503	1,026,464
California Resources Corp.	5,686	284,073
Callon Petroleum Co.(1)	29,950	1,274,672
Chord Energy Corp.	12,266	1,736,252
Civitas Resources, Inc.	23,874	1,604,094
CNX Resources Corp.(1)	23,917	422,613
Comstock Resources, Inc.(1)	56,462	1,106,655
CONSOL Energy, Inc.	20,813	1,493,957
CVR Energy, Inc.	20,034	654,310
Denbury, Inc.(1)	21,188	1,884,249
DHT Holdings, Inc.	74,073	578,510
Dorian LPG Ltd.	31,002	451,079
Earthstone Energy, Inc., Class A(1)	33,331	506,631
EnLink Midstream LLC	120,991	1,229,269
Epsilon Energy Ltd.	4,859	34,985
Equitrans Midstream Corp.	212,089	1,966,065
Evolution Petroleum Corp.	16,025	111,213
Hallador Energy Co.(1)(2)	16,621	108,369
Kimbell Royalty Partners LP	37,600	667,024
Kosmos Energy Ltd.(1)	291,453	2,060,573
Laredo Petroleum, Inc.(1)	11,562	897,327
75

Avantis U.S. Small Cap Value Fund
	Shares	Value
Magnolia Oil & Gas Corp., Class A	76,325	$1,821,878
Matador Resources Co.	47,256	2,816,458
Murphy Oil Corp.	67,305	2,622,876
NACCO Industries, Inc., Class A	2,354	105,859
Overseas Shipholding Group, Inc., Class A(1)	20,289	63,099
PBF Energy, Inc., Class A(1)	49,820	1,701,851
PDC Energy, Inc.	43,227	2,935,546
Peabody Energy Corp.(1)	42,983	1,059,961
Permian Resources Corp.(1)	148,599	1,222,970
Plains GP Holdings LP, Class A	98,281	1,177,406
Range Resources Corp.(1)	66,188	2,174,938
Ranger Oil Corp., Class A	14,247	555,490
REX American Resources Corp.(1)	8,244	249,793
Riley Exploration Permian, Inc.	1,613	40,551
Ring Energy, Inc.(1)	66,787	216,390
SandRidge Energy, Inc.(1)	25,724	539,689
SFL Corp. Ltd.	84,617	905,402
SilverBow Resources, Inc.(1)	8,443	335,694
SM Energy Co.	71,541	3,152,812
Talos Energy, Inc.(1)	55,708	1,154,827
Teekay Corp.(1)	3,514	12,264
VAALCO Energy, Inc.(2)	39,518	197,985
World Fuel Services Corp.	25,726	663,731
		49,217,785
Paper and Forest Products — 1.3%
Clearwater Paper Corp.(1)	12,171	517,754
Louisiana-Pacific Corp.	51,611	2,798,865
Mercer International, Inc.	36,581	593,344
Sylvamo Corp.	21,834	970,303
		4,880,266
Personal Products — 0.4%
Nature's Sunshine Products, Inc.(1)	4,126	40,022
Nu Skin Enterprises, Inc., Class A	29,331	1,200,811
USANA Health Sciences, Inc.(1)	5,730	369,700
		1,610,533
Pharmaceuticals — 0.8%
Arvinas, Inc.(1)	24,127	1,021,537
Assertio Holdings, Inc.(1)(2)	15,274	38,949
Innoviva, Inc.(1)	45,675	601,083
Phibro Animal Health Corp., Class A	63	933
Prestige Consumer Healthcare, Inc.(1)	18,987	960,362
ProPhase Labs, Inc.(2)	2,333	28,253
SIGA Technologies, Inc.	31,011	467,646
Supernus Pharmaceuticals, Inc.(1)	52	1,780
		3,120,543
Professional Services — 1.2%
CBIZ, Inc.(1)	30,307	1,323,204
CRA International, Inc.	1,551	141,777
Heidrick & Struggles International, Inc.	11,832	336,739
Kelly Services, Inc., Class A	7,404	119,278
Kforce, Inc.	4,885	267,307
76

Avantis U.S. Small Cap Value Fund
	Shares	Value
Korn Ferry	30,155	$1,837,042
TrueBlue, Inc.(1)	19,874	408,212
		4,433,559
Real Estate Management and Development — 0.9%
Douglas Elliman, Inc.	41,064	189,305
Five Point Holdings LLC, Class A(1)	14,515	52,980
Forestar Group, Inc.(1)	10,190	126,764
Howard Hughes Corp.(1)	9,738	619,629
Kennedy-Wilson Holdings, Inc.	78,106	1,371,541
Marcus & Millichap, Inc.	17,554	656,168
RE/MAX Holdings, Inc., Class A	12,693	288,893
		3,305,280
Road and Rail — 2.5%
ArcBest Corp.	15,963	1,285,500
Covenant Logistics Group, Inc.	4,475	125,837
Heartland Express, Inc.	33,067	500,965
Marten Transport Ltd.	42,552	842,955
PAM Transportation Services, Inc.(1)	3,478	103,331
Ryder System, Inc.	36,212	2,768,045
Saia, Inc.(1)	5,869	1,213,885
Schneider National, Inc., Class B	30,754	703,037
Universal Logistics Holdings, Inc.	1,657	60,497
US Xpress Enterprises, Inc., Class A(1)	5,048	12,418
USA Truck, Inc.(1)	4,124	129,329
Werner Enterprises, Inc.	36,245	1,442,189
		9,187,988
Semiconductors and Semiconductor Equipment — 1.8%
Alpha & Omega Semiconductor Ltd.(1)	13,415	518,624
Amkor Technology, Inc.	52,529	1,057,409
Axcelis Technologies, Inc.(1)	9,846	659,091
Diodes, Inc.(1)	28,096	1,999,592
Kulicke & Soffa Industries, Inc.	39,586	1,664,195
Photronics, Inc.(1)	46,191	776,009
		6,674,920
Software — 0.3%
Cleanspark, Inc.(1)(2)	13,052	55,863
InterDigital, Inc.	20,094	1,007,915
Marathon Digital Holdings, Inc.(1)(2)	8,540	101,199
		1,164,977
Specialty Retail — 7.2%
Aaron's Co., Inc.	23,207	276,163
Abercrombie & Fitch Co., Class A(1)	37,746	543,165
Academy Sports & Outdoors, Inc.	60,865	2,622,064
American Eagle Outfitters, Inc.	74,711	841,246
AutoNation, Inc.(1)	11,121	1,385,677
Bed Bath & Beyond, Inc.(1)(2)	23,199	221,086
Big 5 Sporting Goods Corp.	10,404	127,345
Buckle, Inc.	18,874	609,253
Build-A-Bear Workshop, Inc.	9,659	147,976
Caleres, Inc.	30,168	769,887
Cato Corp., Class A	10,167	109,905
77

Avantis U.S. Small Cap Value Fund
	Shares	Value
Chico's FAS, Inc.(1)	81,986	$465,681
Children's Place, Inc.(1)	6,298	265,650
Citi Trends, Inc.(1)	4,400	88,880
Conn's, Inc.(1)	10,875	104,509
Container Store Group, Inc.(1)	13,676	92,723
Designer Brands, Inc., Class A	41,874	714,370
Destination XL Group, Inc.(1)	23,632	130,212
Dick's Sporting Goods, Inc.(2)	1,153	122,645
Foot Locker, Inc.	56,964	2,098,554
Gap, Inc.	189,432	1,731,409
Genesco, Inc.(1)	10,031	567,554
Group 1 Automotive, Inc.	7,826	1,397,645
Guess?, Inc.	23,094	403,452
Haverty Furniture Cos., Inc.	11,215	300,786
Hibbett, Inc.	8,763	513,512
MarineMax, Inc.(1)	15,373	558,655
Murphy USA, Inc.	10,749	3,119,037
ODP Corp.(1)	27,928	998,426
Rent-A-Center, Inc.	27,958	722,435
Shoe Carnival, Inc.	11,530	274,299
Signet Jewelers Ltd.	30,487	1,992,935
Sonic Automotive, Inc., Class A	13,849	736,628
Tilly's, Inc., Class A	11,039	82,793
TravelCenters of America, Inc.(1)	8,883	480,393
Urban Outfitters, Inc.(1)	45,731	920,565
Zumiez, Inc.(1)	11,140	289,194
		26,826,709
Technology Hardware, Storage and Peripherals†
Immersion Corp.(1)	2,525	15,049
Super Micro Computer, Inc.(1)	135	8,786
		23,835
Textiles, Apparel and Luxury Goods — 1.5%
Capri Holdings Ltd.(1)	4,003	188,862
Crown Crafts, Inc.	31	189
Delta Apparel, Inc.(1)	1,000	18,780
G-III Apparel Group Ltd.(1)	29,152	614,233
Lakeland Industries, Inc.(1)	1,868	25,218
Movado Group, Inc.	9,896	315,583
Oxford Industries, Inc.	12,102	1,291,646
PVH Corp.	40,078	2,254,388
Superior Group of Cos., Inc.	233	2,589
Under Armour, Inc., Class A(1)	48,749	410,467
Under Armour, Inc., Class C(1)	30,676	232,831
Unifi, Inc.(1)	4,426	50,279
Vera Bradley, Inc.(1)	5,863	23,217
		5,428,282
Thrifts and Mortgage Finance — 5.1%
Axos Financial, Inc.(1)	22,120	924,174
Bridgewater Bancshares, Inc.(1)	5,299	91,037
Enact Holdings, Inc.	9,161	232,689
Essent Group Ltd.	58,885	2,354,811
78

Avantis U.S. Small Cap Value Fund
	Shares	Value
Federal Agricultural Mortgage Corp., Class C	4,325	$472,463
Flagstar Bancorp, Inc.	27,065	1,042,814
FS Bancorp, Inc.	2,126	63,163
Greene County Bancorp, Inc.	134	7,129
Hingham Institution For Savings	363	107,775
Home Bancorp, Inc.	1,338	52,235
Kearny Financial Corp.	17,555	199,425
Luther Burbank Corp.	2,236	29,314
Merchants Bancorp	8,404	226,656
MGIC Investment Corp.	164,333	2,348,318
Mr. Cooper Group, Inc.(1)	41,366	1,749,782
New York Community Bancorp, Inc.(2)	213,735	2,092,466
NMI Holdings, Inc., Class A(1)	46,085	946,125
Northfield Bancorp, Inc.	9,630	141,946
OP Bancorp	1,343	16,237
PennyMac Financial Services, Inc.	13,369	710,161
Provident Financial Services, Inc.	33,500	778,205
Radian Group, Inc.	102,644	2,166,815
Southern Missouri Bancorp, Inc.	2,022	106,620
Territorial Bancorp, Inc.	886	18,438
Timberland Bancorp, Inc.	1,932	51,237
TrustCo Bank Corp. NY	7,964	265,520
Walker & Dunlop, Inc.	7,149	718,188
Waterstone Financial, Inc.	5,837	100,922
WSFS Financial Corp.	16,282	787,235
		18,801,900
Trading Companies and Distributors — 5.3%
Air Lease Corp.	71,342	2,593,995
Alta Equipment Group, Inc.	1,728	20,339
BlueLinx Holdings, Inc.(1)	8,216	575,942
Boise Cascade Co.	35,379	2,205,173
GATX Corp.	27,822	2,687,883
Global Industrial Co.	41	1,233
H&E Equipment Services, Inc.	19,829	627,786
Herc Holdings, Inc.	13,833	1,556,628
McGrath RentCorp	16,229	1,371,675
NOW, Inc.(1)	55,237	669,472
Rush Enterprises, Inc., Class A	25,814	1,214,807
Rush Enterprises, Inc., Class B	3,706	187,672
Textainer Group Holdings Ltd.	27,393	832,199
Titan Machinery, Inc.(1)	11,805	363,358
Triton International Ltd.	53,558	3,191,521
Veritiv Corp.(1)	11,473	1,367,467
		19,467,150
Wireless Telecommunication Services — 0.4%
Telephone and Data Systems, Inc.	74,189	1,207,055
United States Cellular Corp.(1)	9,475	270,890
		1,477,945
TOTAL COMMON STOCKS (Cost $331,734,053)		368,579,763
79

Avantis U.S. Small Cap Value Fund
	Shares	Value
SHORT-TERM INVESTMENTS — 2.1%
Money Market Funds — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,990,085	$1,990,085
State Street Navigator Securities Lending Government Money Market Portfolio(3)	5,757,217	5,757,217
TOTAL SHORT-TERM INVESTMENTS (Cost $7,747,302)		7,747,302
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $339,481,355)		376,327,065
OTHER ASSETS AND LIABILITIES — (1.6)%		(5,825,001)
TOTAL NET ASSETS — 100.0%		$370,502,064

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	9	September 2022	$830,070	$(7,628)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,252,098. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $6,456,302, which includes securities collateral of $699,085.

See Notes to Financial Statements.
80

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund
Assets
Investment securities, at value (cost of $372,156,617 and $84,882,979, respectively) — including $2,505,935 and $—, respectively of securities on loan	$362,705,172	$80,497,007
Investment made with cash collateral received for securities on loan, at value (cost of $1,757,422 and $—, respectively)	1,757,422	—
Total investment securities, at value (cost of $373,914,039 and $84,882,979, respectively)	364,462,594	80,497,007
Deposits with broker for futures contracts	30,000	—
Receivable for capital shares sold	181,613	—
Dividends and interest receivable	655,171	139,057
Securities lending receivable	3,292	—
	365,332,670	80,636,064

Liabilities
Disbursements in excess of demand deposit cash	752	—
Payable for collateral received for securities on loan	1,757,422	—
Payable for capital shares redeemed	47,010	43,534
Payable for variation margin on futures contracts	4,650	—
Accrued management fees	45,047	5,909
	1,854,881	49,443

Net Assets	$363,477,789	$80,586,621

Net Assets Consist of:
Capital paid in	$372,207,929	$84,829,272
Distributable earnings	(8,730,140)	(4,242,651)
	$363,477,789	$80,586,621

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis U.S. Equity Fund
Institutional Class	$338,381,172	25,568,347	$13.23
G Class	$25,096,617	1,893,196	$13.26
Avantis U.S. Large Cap Value Fund
Institutional Class	$80,581,379	7,687,677	$10.48
G Class	$5,242	500	$10.48

See Notes to Financial Statements.
81

AUGUST 31, 2022
Avantis U.S. Small Cap Value Fund
Assets
Investment securities, at value (cost of $333,724,138) — including $6,252,098 of securities on loan	$370,569,848
Investment made with cash collateral received for securities on loan, at value (cost of $5,757,217)	5,757,217
Total investment securities, at value (cost of $339,481,355)	376,327,065
Deposits with broker for futures contracts	49,500
Receivable for capital shares sold	264,889
Dividends and interest receivable	512,890
Securities lending receivable	4,267
377,158,611

Liabilities
Payable for collateral received for securities on loan	5,757,217
Payable for investments purchased	767,261
Payable for capital shares redeemed	44,883
Payable for variation margin on futures contracts	5,265
Accrued management fees	81,921
6,656,547

Net Assets	$370,502,064

Net Assets Consist of:
Capital paid in	$308,792,718
Distributable earnings	61,709,346
$370,502,064

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis U.S. Small Cap Value Fund
Institutional Class	$368,198,416	25,806,345	$14.27
G Class	$2,303,648	161,204	$14.29

See Notes to Financial Statements.
82

Statements of Operations

YEAR ENDED AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,059 and $—, respectively)	$5,405,891	$144,060
Securities lending, net	27,639	—
Interest	9,630	5,252
	5,443,160	149,312

Expenses:
Management fees	488,305	5,992
Other expenses	1,375	—
	489,680	5,992
Fees waived - G Class	(20,570)	(1)
	469,110	5,991

Net investment income (loss)	4,974,050	143,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,858,605)	—
Futures contract transactions	15,092	—
	(2,843,513)	—

Change in net unrealized appreciation (depreciation) on:
Investments	(46,189,572)	(4,385,972)
Futures contracts	12,187	—
	(46,177,385)	(4,385,972)

Net realized and unrealized gain (loss)	(49,020,898)	(4,385,972)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(44,046,848)	$(4,242,651)
(1)June 21, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

83

YEAR ENDED AUGUST 31, 2022
Avantis U.S. Small Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,760)	$6,477,880
Securities lending, net	77,414
Interest	9,036
6,564,330

Expenses:
Management fees	841,839
Other expenses	8,982
850,821
Fees waived - G Class	(3,179)
847,642

Net investment income (loss)	5,716,688

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,700,405
Futures contract transactions	(17,620)
24,682,785

Change in net unrealized appreciation (depreciation) on:
Investments	(36,284,756)
Futures contracts	(55,295)
(36,340,051)

Net realized and unrealized gain (loss)	(11,657,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,940,578)

See Notes to Financial Statements.

84

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021 (EXCEPT AS NOTED)
	Avantis U.S. Equity Fund		Avantis U.S. Large Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022(1)
Operations
Net investment income (loss)	$4,974,050	$1,353,507	$143,321
Net realized gain (loss)	(2,843,513)	794,199	—
Change in net unrealized appreciation (depreciation)	(46,177,385)	27,174,332	(4,385,972)
Net increase (decrease) in net assets resulting from operations	(44,046,848)	29,322,038	(4,242,651)

Distributions to Shareholders
From earnings:
Institutional Class	(3,104,121)	(550,258)	—
G Class	(24,544)	—	—
Decrease in net assets from distributions	(3,128,665)	(550,258)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	196,915,104	133,435,192	84,829,272

Net increase (decrease) in net assets	149,739,591	162,206,972	80,586,621

Net Assets
Beginning of period	213,738,198	51,531,226	—
End of period	$363,477,789	$213,738,198	$80,586,621
(1)June 21, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

85

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Avantis U.S. Small Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$5,716,688	$3,137,208
Net realized gain (loss)	24,682,785	15,334,310
Change in net unrealized appreciation (depreciation)	(36,340,051)	60,204,107
Net increase (decrease) in net assets resulting from operations	(5,940,578)	78,675,625

Distributions to Shareholders
From earnings:
Institutional Class	(18,793,908)	(948,448)
G Class	(13,000)	—
Decrease in net assets from distributions	(18,806,908)	(948,448)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	134,893,216	103,291,530

Net increase (decrease) in net assets	110,145,730	181,018,707

Net Assets
Beginning of period	260,356,334	79,337,627
End of period	$370,502,064	$260,356,334

See Notes to Financial Statements.

86

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Equity Fund, Avantis U.S. Large Cap Value Fund and Avantis U.S. Small Cap Value Fund (collectively, the funds) are three funds in a series issued by the trust. Each of the funds' investment objective is to seek long-term capital appreciation. The funds offer the Institutional Class and G Class. The G Class for Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund commenced sale on January 20, 2021. All classes of Avantis U.S. Large Cap Value Fund commenced sale on June 21, 2022, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a
87

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities
88

loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis U.S. Equity Fund
Common Stocks	$1,757,422	—	—	—	$1,757,422
Gross amount of recognized liabilities for securities lending transactions					$1,757,422

Avantis U.S. Small Cap Value Fund
Common Stocks	$5,757,217	—	—	—	$5,757,217
Gross amount of recognized liabilities for securities lending transactions					$5,757,217
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the Avantis U.S. Equity Fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2022, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis U.S. Equity Fund	0.15%	0.15%	0.00%
Avantis U.S. Large Cap Value Fund	0.15%	0.15%	0.00%
Avantis U.S. Small Cap Value Fund	0.25%	0.25%	0.00%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

89

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2022 were as follows:

	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund(1)	Avantis U.S. Small Cap Value Fund
Purchases	$211,513,335	$84,706,349	$279,130,792
Sales	$11,626,601	—	$149,657,301
(1)June 21, 2022 (fund inception) through August 31, 2022.

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2022		Year ended August 31, 2021
	Shares	Amount	Shares	Amount
Avantis U.S. Equity Fund(1)
Institutional Class
Sold	14,744,175	$218,739,743	12,039,286	$163,599,924
Issued in reinvestment of distributions	203,548	3,104,121	45,855	550,258
Redeemed	(3,588,094)	(50,154,425)	(2,596,029)	(32,277,485)
	11,359,629	171,689,439	9,489,112	131,872,697
G Class
Sold	1,996,667	28,251,875	120,988	1,701,468
Issued in reinvestment of distributions	1,608	24,544	—	—
Redeemed	(216,378)	(3,050,754)	(9,689)	(138,973)
	1,781,897	25,225,665	111,299	1,562,495
Net increase (decrease)	13,141,526	$196,915,104	9,600,411	$133,435,192

Avantis U.S. Large Cap Value Fund(2)
Institutional Class			N/A
Sold	7,765,165	$85,673,025
Redeemed	(77,488)	(848,753)
	7,687,677	84,824,272
G Class			N/A
Sold	500	5,000
Net increase (decrease)	7,688,177	$84,829,272

Avantis U.S. Small Cap Value Fund(1)
Institutional Class
Sold	15,009,023	$228,803,472	12,018,509	$150,648,156
Issued in reinvestment of distributions	1,238,456	18,774,999	83,637	948,448
Redeemed	(7,563,465)	(114,898,447)	(3,763,099)	(48,461,598)
	8,684,014	132,680,024	8,339,047	103,135,006
G Class
Sold	167,351	2,462,224	11,337	168,264
Issued in reinvestment of distributions	858	13,000	—	—
Redeemed	(17,562)	(262,032)	(780)	(11,740)
	150,647	2,213,192	10,557	156,524
Net increase (decrease)	8,834,661	$134,893,216	8,349,604	$103,291,530
(1)January 20, 2021 (commencement of sale) through August 31, 2021 for the G Class.
(2)June 21, 2022 (fund inception) through August 31, 2022.
90

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities and other financial instruments were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis U.S. Equity Fund	$771,210
Avantis U.S. Small Cap Value Fund	$773,680

Value of Derivative Instruments as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis U.S. Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$4,650

Avantis U.S. Small Cap Value Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$5,265
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

91

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis U.S. Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$15,092	Change in net unrealized appreciation (depreciation) on futures contracts	$12,187

Avantis U.S. Small Cap Value Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(17,620)	Change in net unrealized appreciation (depreciation) on futures contracts	$(55,295)

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
Avantis U.S. Small Cap Value Fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 (except as noted) were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis U.S. Equity Fund	$2,686,577	$442,088	$410,184	$140,074
Avantis U.S. Large Cap Value Fund(1)	—	—	N/A	N/A
Avantis U.S. Small Cap Value Fund	$13,674,239	$5,132,669	$923,459	$24,989
(1)June 21, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

92

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
Federal tax cost of investments	$374,082,584	$84,882,979	$339,883,313
Gross tax appreciation of investments	$30,245,259	$569,066	$59,957,900
Gross tax depreciation of investments	(39,865,249)	(4,955,038)	(23,514,148)
Net tax appreciation (depreciation) of investments	$(9,619,990)	$(4,385,972)	$36,443,752
Undistributed ordinary income	$3,704,390	$143,321	$3,792,779
Accumulated long-term gains	—	—	$21,472,815
Accumulated short-term capital losses	$(2,814,540)	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis U.S. Large Cap Value Fund.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
93

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Equity Fund
Institutional Class
2022	$14.93	0.22	(1.78)	(1.56)	(0.10)	(0.04)	(0.14)	$13.23	(10.57)%	0.15%	0.15%	1.52%	1.52%	4%	$338,381
2021	$10.92	0.18	3.95	4.13	(0.09)	(0.03)	(0.12)	$14.93	38.03%	0.15%	0.15%	1.37%	1.37%	3%	$212,075
2020(3)	$10.00	0.12	0.82	0.94	(0.02)	—	(0.02)	$10.92	9.37%	0.15%(4)	0.15%(4)	1.62%(4)	1.62%(4)	3%	$51,531
G Class
2022	$14.95	0.25	(1.78)	(1.53)	(0.12)	(0.04)	(0.16)	$13.26	(10.36)%	0.00%(5)	0.15%	1.67%	1.52%	4%	$25,097
2021(6)	$12.80	0.14	2.01	2.15	—	—	—	$14.95	16.80%	0.00%(4)(5)	0.15%(4)	1.55%(4)	1.40%(4)	3%(7)	$1,663

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Large Cap Value Fund
Institutional Class
2022(3)	$10.00	0.08	0.40	0.48	$10.48	4.80%	0.15%(4)	0.15%(4)	3.59%(4)	3.59%(4)	0%	$80,581
G Class
2022(3)	$10.00	0.05	0.43	0.48	$10.48	4.80%	0.00%(4)	0.15%(4)	3.74%(4)	3.59%(4)	0%	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)June 21, 2022 (fund inception) through August 31, 2022.
(4)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value Fund
Institutional Class
2022	$15.20	0.25	(0.29)	(0.04)	(0.19)	(0.70)	(0.89)	$14.27	(0.61)%	0.25%	0.25%	1.70%	1.70%	45%	$368,198
2021	$9.03	0.24	6.01	6.25	(0.08)	—(3)	(0.08)	$15.20	69.57%	0.25%	0.25%	1.81%	1.81%	37%	$260,196
2020(4)	$10.00	0.11	(1.07)	(0.96)	(0.01)	—	(0.01)	$9.03	(9.57)%	0.25%(5)	0.25%(5)	1.89%(5)	1.89%(5)	4%	$79,338
G Class
2022	$15.22	0.28	(0.28)	—	(0.23)	(0.70)	(0.93)	$14.29	(0.37)%	0.00%(6)	0.25%	1.95%	1.70%	45%	$2,304
2021(7)	$12.82	0.18	2.22	2.40	—	—	—	$15.22	18.72%	0.00%(5)(6)	0.25%(5)	2.00%(5)	1.75%(5)	37%(8)	$161

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)December 4, 2019 (fund inception) through August 31, 2020.
(5)Annualized.
(6)Ratio was less than 0.005%.
(7)January 20, 2021 (commencement of sale) through August 31, 2021.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® U.S. Equity Fund, Avantis® U.S. Large Cap Value Fund, and Avantis® U.S. Small Cap Value Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® U.S. Equity Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from December 4, 2019 (fund inception) through August 31, 2020
Avantis® U.S. Large Cap Value Fund	For the period June 21, 2022 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Value Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from December 4, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

97

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

98

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
99

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

100

Approval of Management Agreements

Avantis U.S. Large Cap Value Fund

At a meeting held on March 2, 2022, the Fund's Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis U.S. Large Cap Value Fund (the "New Fund"). Under Section 15(c) of the of the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees and to be evaluated on an annual basis thereafter.
In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:
•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.
Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund was anticipated to be below the median of the total expense ratios of it's respective peer universe.
When considering the approval of the management agreement for the New Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Fund.
The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the New Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.
101

Avantis U.S. Equity Fund
Avantis U.S. Small Cap Value Fund

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund (collectively the "Existing Funds"). Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Existing Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Existing Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Existing Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Existing Fund, including data comparing each Existing Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Existing Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Existing Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Existing Fund, the profitability of each Existing Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Existing Fund; and
•possible collateral benefits to the Advisor from the management of the Existing Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

102

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Existing Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Existing Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Existing Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Existing Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Existing Fund administration
•custody of Existing Fund assets
•daily valuation of each Existing Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Existing Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Existing Funds is quite complex and allows Existing Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Existing Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Existing Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund was above each Existing Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Existing Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Existing Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the
103

operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Existing Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Existing Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Existing Funds, its profitability in managing each Existing Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Existing Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Existing Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Existing Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Existing Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Existing Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Existing Fund shareholders because it clearly discloses to shareholders the cost of owning Existing Fund shares, and, since the unified fee cannot be increased without a vote of Existing Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Existing Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Existing Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The Board concluded that the management fee paid by each Existing Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Existing Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Existing Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Existing Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Existing Funds were reasonable by comparison.

104

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Existing Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Existing Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Existing Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Existing Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Existing Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Existing Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Existing Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Existing Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Existing Fund is fair in light of the services provided and that the investment management agreement between each Existing Fund and the Advisor should be renewed for an additional one-year period.

105

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

106

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.
107

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
$2,447,964	—	$3,248,766

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2022.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
$442,088	—	$7,483,465

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2022.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
$317,269	—	$9,626,779

The funds hereby utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization) for the fiscal year ended August 31, 2022.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
—	—	$2,939,930
108

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97500 2210

Annual Report

August 31, 2022

Avantis® Emerging Markets Equity Fund
Institutional Class (AVEEX)
G Class (AVENX)
Avantis® International Equity Fund
Institutional Class (AVDEX)
G Class (AVDNX)
Avantis® International Small Cap Value Fund
Institutional Class (AVDVX)
G Class (AVANX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Emerging Markets Equity Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVEEX	-20.98%	2.65%	12/4/2019
MSCI Emerging Markets IMI Index	—	-21.15%	1.85%	—
G Class	AVENX	-20.69%	-12.51%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $10,744

MSCI Emerging Markets IMI Index — $10,516

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.33%	0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Emerging Markets Equity returned -20.98%.* For the same period, the fund’s benchmark, the MSCI Emerging Markets IMI Index, returned -21.15%. The index is an unmanaged portfolio generally representative of the performance of emerging markets stocks across capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s outperformance versus the index was due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with growth characteristics, including lower levels of profitability and higher prices relative to their book values. The fund’s underweight to growth-oriented companies also boosted relative performance.

Value stocks, as measured by the MSCI Emerging Markets IMI Value Index, returned -16.99% for the period. Growth stocks, as measured by the MSCI Emerging Markets IMI Growth Index, lagged their value-style counterparts, returning -24.94%.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2022

Avantis Emerging Markets Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Warrants	—*
Corporate Bonds	—*
Rights	—*
Short-Term Investments	2.6%
Other Assets and Liabilities	(2.0)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	28.7%
India	17.4%
Taiwan	17.1%
South Korea	13.2%
Brazil	6.2%
5

Performance

Avantis International Equity Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDEX	-18.92%	1.19%	12/4/2019
MSCI World ex-USA IMI Index	—	-19.49%	0.71%	—
G Class	AVDNX	-18.72%	-6.55%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $10,329

MSCI World ex-USA IMI Index — $10,197

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.23%	0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the security weights of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis International Equity returned -18.92%.* For the same period, the fund’s benchmark, the MSCI World ex-USA IMI Index, returned -19.49%. The index is an unmanaged portfolio generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented companies. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book value, or growth-oriented companies. The fund’s underweight to growth-oriented companies also aided relative results.

Value stocks, as measured by the MSCI World ex-USA IMI Value Index, returned -13.09% for the reporting period. These securities outperformed growth stocks, which returned -25.91%, according to the MSCI World ex-USA IMI Growth Index.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.

7

Fund Characteristics

AUGUST 31, 2022

Avantis International Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Rights	—*
Warrants	—*
Short-Term Investments	6.4%
Other Assets and Liabilities	(4.9)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	20.9%
United Kingdom	13.5%
Canada	11.2%
France	8.8%
Switzerland	8.4%

8

Performance
Avantis International Small Cap Value Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDVX	-16.31%	3.06%	12/4/2019
MSCI World ex-USA Small Cap Index	—	-24.53%	0.64%	—
G Class	AVANX	-15.92%	-3.17%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $10,863

MSCI World ex-USA Small Cap Index — $10,175

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.36%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the portfolio will invest at least 80% of its assets in securities of small-cap companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2022, Avantis International Small Cap Value returned -16.31%.* For the same period, the fund’s benchmark, the MSCI World ex-USA Small Cap Index, returned -24.53%. The index is an unmanaged portfolio generally representative of the performance of non-U.S. developed markets small-cap stocks. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s outperformance versus the index was largely due to the fund’s overweight to small-cap companies with higher levels of profitability and lower prices relative to their book values. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or growth-oriented companies. The fund’s underweight to growth-oriented companies also aided results.
Small-cap value stocks, as measured by the MSCI World ex-USA Small Cap Value Index, returned -19.00% for the reporting period. Small-cap growth stocks, according to the MSCI World ex-USA Small Cap Growth Index, lagged their value-style peers, returning -29.98%.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2022

Avantis International Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Warrants	—*
Rights	—*
Short-Term Investments	6.2%
Other Assets and Liabilities	(4.8)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	26.7%
United Kingdom	13.6%
Canada	10.0%
Australia	9.3%
Sweden	4.9%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class's. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity Fund
Actual
Institutional Class	$1,000	$862.50	$1.55	0.33%
G Class	$1,000	$864.30	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.54	$1.68	0.33%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis International Equity Fund
Actual
Institutional Class	$1,000	$858.90	$1.08	0.23%
G Class	$1,000	$859.80	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.05	$1.17	0.23%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis International Small Cap Value Fund
Actual
Institutional Class	$1,000	$872.10	$1.70	0.36%
G Class	$1,000	$874.70	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.39	$1.84	0.36%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
13

Schedules of Investments

AUGUST 31, 2022

Avantis Emerging Markets Equity Fund
	Shares	Value
COMMON STOCKS — 99.4%
Brazil — 6.2%
3R Petroleum Oleo E Gas SA(1)	18,200	$130,455
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	2,800	1,238
AES Brasil Energia SA	16,800	31,259
Aliansce Sonae Shopping Centers SA	9,500	31,993
Alpargatas SA, Preference Shares	11,700	47,048
Alupar Investimento SA	16,700	91,487
Ambev SA, ADR	81,433	236,156
Americanas SA	19,717	61,549
Anima Holding SA(1)	600	582
Atacadao SA	14,600	55,875
Auren Energia SA	17,602	51,834
Azul SA, ADR(1)(2)	1,804	16,867
B3 SA - Brasil Bolsa Balcao	69,300	159,183
Banco ABC Brasil SA, Preference Shares	14,000	51,184
Banco BMG SA, Preference Shares	4,900	2,477
Banco Bradesco SA	43,559	132,291
Banco Bradesco SA, ADR	147,037	533,744
Banco BTG Pactual SA	34,700	170,752
Banco do Brasil SA	34,260	275,073
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	19,000	40,868
Banco Mercantil do Brasil SA, Preference Shares	800	1,553
Banco Pan SA, Preference Shares	11,300	15,986
Banco Santander Brasil SA, ADR	12,690	72,587
BB Seguridade Participacoes SA	19,100	104,414
Boa Vista Servicos SA	11,700	15,405
BR Malls Participacoes SA	81,700	130,032
BR Properties SA	26,200	41,599
BrasilAgro - Co. Brasileira de Propriedades Agricolas	6,400	35,368
Braskem SA, ADR(2)	3,958	46,784
BRF SA, ADR(1)(2)	30,252	90,453
C&A MODAS SA(1)	4,900	3,042
Camil Alimentos SA	13,900	26,772
CCR SA	101,500	271,192
Centrais Eletricas Brasileiras SA, ADR(2)	12,652	113,109
Centrais Eletricas Brasileiras SA, Class B Preference Shares	7,300	67,494
Cia Brasileira de Distribuicao, ADR(2)	14,446	58,940
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	2,823	26,423
Cia de Saneamento de Minas Gerais-COPASA	14,600	37,943
Cia de Saneamento do Parana	7,500	24,897
Cia de Saneamento do Parana, Preference Shares	71,900	48,648
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	15,600	71,787
Cia Energetica de Minas Gerais, ADR	51,877	122,430
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	3,800	38,625
14

Avantis Emerging Markets Equity Fund
	Shares	Value
Cia Paranaense de Energia	23,700	$29,292
Cia Paranaense de Energia, ADR	14,010	91,906
Cia Paranaense de Energia, Preference Shares	107,200	143,417
Cia Siderurgica Nacional SA, ADR(2)	47,207	127,459
Cielo SA	112,100	118,728
Clear Sale SA(1)	7,300	7,872
Cogna Educacao(1)	5,800	2,776
Construtora Tenda SA(1)	4,800	5,434
Cosan SA	15,144	58,394
CPFL Energia SA	7,800	52,821
Cristal Pigmentos do Brasil SA, Preference Shares	200	1,076
Cury Construtora e Incorporadora SA	25,400	43,502
CVC Brasil Operadora e Agencia de Viagens SA(1)	23,914	35,027
Cyrela Brazil Realty SA Empreendimentos e Participacoes	27,500	75,484
Dexco SA	19,580	37,486
Dexxos Participacoes SA	3,600	4,837
Direcional Engenharia SA	2,300	5,712
Dommo Energia SA(1)	1,400	433
EcoRodovias Infraestrutura e Logistica SA(1)	24,600	27,615
EDP - Energias do Brasil SA	8,700	37,928
Embraer SA, ADR(1)	12,244	130,521
Enauta Participacoes SA	14,600	46,670
Energisa SA	12,000	97,986
Eneva SA(1)	31,400	93,312
Engie Brasil Energia SA	6,000	46,951
Equatorial Energia SA	36,900	171,861
Eternit SA	9,288	23,031
Eucatex SA Industria e Comercio, Preference Shares	3,000	4,775
Even Construtora e Incorporadora SA	7,000	7,992
Ez Tec Empreendimentos e Participacoes SA	11,900	41,105
Fleury SA	8,500	25,684
Fras-Le SA	1,000	2,451
Gafisa SA(1)	10,749	2,479
Gerdau SA, ADR	52,356	236,126
Getnet Adquirencia e Servicos para Meios de Pagamento SA, ADR	766	1,341
Gol Linhas Aereas Inteligentes SA, ADR(2)	2,473	9,447
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	2,495	4,844
GPS Participacoes e Empreendimentos SA	4,300	11,241
Grazziotin SA, Preference Shares	200	1,315
Grendene SA	11,100	16,152
Grupo Mateus SA(1)	4,100	5,012
Grupo SBF SA	1,700	7,199
Guararapes Confeccoes SA	4,800	8,516
Hapvida Participacoes e Investimentos SA	31,628	44,441
Helbor Empreendimentos SA	720	374
Hidrovias do Brasil SA(1)	28,100	13,233
Hypera SA	10,000	82,827
Iguatemi SA	15,680	59,044
Iguatemi SA	13,000	6,072
Infracommerce CXAAS SA(1)	6,800	7,307
Instituto Hermes Pardini SA	1,400	5,331
15

Avantis Emerging Markets Equity Fund
	Shares	Value
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	1,000	$5,334
Inter & Co., Inc.	1,492	6,062
Iochpe Maxion SA	20,200	53,078
Irani Papel e Embalagem SA	5,300	7,794
IRB Brasil Resseguros S/A(1)	50,114	15,991
Itau Unibanco Holding SA, ADR	164,187	811,084
Jalles Machado SA	17,600	25,373
JBS SA	21,800	123,993
JHSF Participacoes SA	26,500	31,683
Kepler Weber SA	4,200	17,051
Klabin SA	57,000	207,735
Lavvi Empreendimentos Imobiliarios Ltda	5,200	5,677
Light SA	15,600	17,092
Localiza Rent a Car SA	29,516	346,141
Locaweb Servicos de Internet SA(1)	10,700	19,210
LOG Commercial Properties e Participacoes SA	4,900	24,809
Log-in Logistica Intermodal SA(1)	5,558	42,221
Lojas Quero Quero S/A	15,600	20,750
Lojas Renner SA	23,570	120,605
LPS Brasil Consultoria de Imoveis SA	6,100	3,400
M Dias Branco SA	3,200	26,253
Magazine Luiza SA(1)	22,100	18,267
Mahle-Metal Leve SA	4,400	20,645
Marcopolo SA, Preference Shares	53,500	26,943
Marfrig Global Foods SA	29,900	75,865
Marisa Lojas SA(1)	12,448	6,054
Meliuz SA(1)	4,800	1,199
Metalurgica Gerdau SA, Preference Shares	37,100	70,957
Mills Estruturas e Servicos de Engenharia SA	31,349	59,957
Minerva SA	34,400	101,962
Mitre Realty Empreendimentos E Participacoes LTDA	2,600	2,754
Movida Participacoes SA	15,400	41,058
MPM Corporeos SA	2,100	803
MRV Engenharia e Participacoes SA	14,400	28,233
Multilaser Industrial SA	10,400	9,636
Multiplan Empreendimentos Imobiliarios SA	11,500	53,671
Natura & Co. Holding SA	10,478	29,224
Odontoprev SA	17,160	30,214
Omega Energia SA(1)	15,162	32,671
Paranapanema SA(1)	200	291
Petro Rio SA(1)	39,000	205,030
Petroleo Brasileiro SA, ADR	79,213	1,131,954
Petroleo Brasileiro SA, ADR Preference Shares	101,362	1,291,352
Petroreconcavo SA	8,800	46,111
Porto Seguro SA	3,800	15,522
Portobello SA	4,200	8,057
Positivo Tecnologia SA	2,800	6,383
Profarma Distribuidora de Produtos Farmaceuticos SA	1,200	851
Qualicorp Consultoria e Corretora de Seguros SA	5,900	10,842
Raia Drogasil SA	23,700	99,767
Randon SA Implementos e Participacoes, Preference Shares	8,700	16,004
16

Avantis Emerging Markets Equity Fund
	Shares	Value
Rede D'Or Sao Luiz SA	3,800	$24,323
Romi SA	1,850	4,794
Rumo SA	38,900	151,042
Santos Brasil Participacoes SA	45,400	70,512
Sao Carlos Empreendimentos e Participacoes SA	100	500
Sao Martinho SA	11,400	70,056
Sendas Distribuidora SA, ADR	10,523	185,415
Ser Educacional SA	2,100	2,507
SIMPAR SA	19,700	40,556
SLC Agricola SA	5,000	46,728
StoneCo Ltd., A Shares(1)	14,765	139,972
Sul America SA	24,973	117,079
Suzano SA, ADR	26,127	224,431
SYN prop e tech SA	7,800	6,807
Taurus Armas SA, Preference Shares	3,200	10,703
Tegma Gestao Logistica SA	400	1,356
Telefonica Brasil SA, ADR(2)	6,442	52,309
TIM SA, ADR	12,723	144,279
TOTVS SA	7,000	38,240
Transmissora Alianca de Energia Eletrica SA	25,300	203,279
Trisul SA	300	269
Tupy SA	7,300	37,423
Ultrapar Participacoes SA, ADR(2)	20,277	53,937
Unipar Carbocloro SA, Class B Preference Shares	5,660	110,199
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	34,100	52,634
Vale SA, ADR	134,981	1,676,464
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	600	1,218
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,400	6,569
Via S/A(1)	164,600	101,562
Vibra Energia SA	49,900	177,543
Vivara Participacoes SA	800	3,897
Vulcabras Azaleia SA	8,900	24,635
WEG SA	18,900	102,812
Wilson Sons Holdings Brasil SA	13,800	23,476
Wiz Solucoes e Corretagem de Seguros SA	4,600	7,189
XP, Inc., Class A(1)	1,166	22,434
YDUQS Participacoes SA	13,000	30,886
Zamp SA(1)	10,800	16,193
		15,067,078
Chile — 0.7%
Aguas Andinas SA, A Shares	212,600	47,442
Banco de Chile	837,675	79,473
Banco de Credito e Inversiones SA	1,882	55,436
Banco Santander Chile, ADR	3,896	62,492
Besalco SA	2,057	780
CAP SA	9,814	79,181
Cencosud SA	82,384	115,177
Cencosud Shopping SA	6,154	8,480
Cia Cervecerias Unidas SA, ADR	3,272	35,763
Cia Sud Americana de Vapores SA	569,019	52,194
17

Avantis Emerging Markets Equity Fund
	Shares	Value
Colbun SA	910,018	$86,732
Embotelladora Andina SA, Class B Preference Shares	38,716	79,268
Empresa Nacional de Telecomunicaciones SA	16,665	52,688
Empresas CMPC SA	100,943	191,468
Empresas COPEC SA	14,437	127,174
Enel Chile SA	1,085,633	37,151
Engie Energia Chile SA(1)	14,725	8,297
Falabella SA	6,732	15,864
Grupo Security SA	30,991	4,914
Inversiones Aguas Metropolitanas SA	7,601	3,842
Itau CorpBanca Chile SA	21,331,050	48,791
Parque Arauco SA	46,629	49,298
Ripley Corp. SA	168,455	30,825
Salfacorp SA	2,048	731
Sociedad Quimica y Minera de Chile SA, ADR	3,544	353,266
SONDA SA	16,560	6,905
		1,633,632
China — 28.7%
360 DigiTech, Inc., ADR	11,101	177,394
361 Degrees International Ltd.(1)	85,000	43,433
3SBio, Inc.	140,000	93,080
AAC Technologies Holdings, Inc.(2)	48,000	88,926
AAG Energy Holdings Ltd.(2)	154,000	29,071
Agile Group Holdings Ltd.(2)	144,000	50,429
Agora, Inc., ADR(1)	4,604	19,061
Agricultural Bank of China Ltd., H Shares	1,126,000	367,934
Air China Ltd., H Shares(1)	28,000	22,429
Ajisen China Holdings Ltd.	4,000	382
AK Medical Holdings Ltd.(2)	58,000	50,287
Alibaba Group Holding Ltd., ADR(1)	43,199	4,121,617
Alibaba Pictures Group Ltd.(1)	330,000	25,960
Alphamab Oncology(1)(2)	10,000	10,065
Aluminum Corp. of China Ltd., H Shares	398,000	147,065
Angang Steel Co. Ltd., H Shares	4,000	1,250
Anhui Conch Cement Co. Ltd., H Shares	94,500	360,126
Anhui Expressway Co. Ltd., H Shares	80,000	58,074
ANTA Sports Products Ltd.	60,200	724,955
Antengene Corp. Ltd.(1)(2)	12,500	6,595
Ascentage Pharma Group International(1)(2)	1,100	2,285
Asia Cement China Holdings Corp.	43,000	21,501
AsiaInfo Technologies Ltd.	10,800	15,488
Autohome, Inc., ADR	7,053	251,157
BAIC Motor Corp. Ltd., H Shares	47,000	12,938
Baidu, Inc., ADR(1)	6,466	930,910
BAIOO Family Interactive Ltd.	74,000	3,810
Bairong, Inc.(1)(2)	18,500	22,108
Bank of China Ltd., H Shares	3,717,000	1,297,114
Bank of Chongqing Co. Ltd., H Shares	27,000	13,971
Bank of Communications Co. Ltd., H Shares	490,000	279,187
Baozun, Inc., ADR(1)	1,003	8,526
Baozun, Inc., Class A(1)	1,700	4,735
18

Avantis Emerging Markets Equity Fund
	Shares	Value
BBMG Corp., H Shares	5,000	$674
BeiGene Ltd., ADR(1)	885	151,919
Beijing Capital International Airport Co. Ltd., H Shares(1)	128,000	80,340
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	8,000	11,634
Beijing Enterprises Holdings Ltd.	45,500	135,336
Beijing Enterprises Water Group Ltd.	342,000	87,853
Beijing Jingneng Clean Energy Co. Ltd., H Shares	96,000	20,132
Beijing North Star Co. Ltd., H Shares	4,000	468
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	42,000	52,259
Binjiang Service Group Co. Ltd.	10,500	29,031
BOC Aviation Ltd.	30,500	244,137
BOE Varitronix Ltd.	45,000	102,649
Bosideng International Holdings Ltd.	420,000	235,826
Bright Scholar Education Holdings Ltd., ADR	27	88
Burning Rock Biotech Ltd., ADR(1)(2)	365	1,431
BYD Co. Ltd., H Shares	29,500	909,052
BYD Electronic International Co. Ltd.(2)	44,000	116,254
C&D International Investment Group Ltd.	26,990	53,979
C&D Property Management Group Co. Ltd.(2)	19,000	8,671
Cabbeen Fashion Ltd.	11,000	1,901
Canaan, Inc., ADR(1)(2)	17,159	60,228
Canadian Solar, Inc.(1)	4,366	197,212
Cango, Inc., ADR(2)	5,200	12,584
CanSino Biologics, Inc., H Shares(2)	3,200	19,973
Canvest Environmental Protection Group Co. Ltd.	32,000	19,183
Cathay Media And Education Group, Inc.(2)	12,000	1,843
Central China Management Co. Ltd.(2)	18,000	1,763
Central China New Life Ltd.	5,000	2,159
Central China Real Estate Ltd.(2)	18,000	1,189
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)(2)	14,700	15,095
Chaowei Power Holdings Ltd.	36,000	8,317
Cheetah Mobile, Inc., ADR(1)(2)	309	214
China Aircraft Leasing Group Holdings Ltd.	1,000	661
China Automotive Systems, Inc.(1)	741	3,097
China BlueChemical Ltd., H Shares	284,000	73,950
China Bohai Bank Co. Ltd., H Shares	215,000	35,610
China Cinda Asset Management Co. Ltd., H Shares	938,000	128,809
China CITIC Bank Corp. Ltd., H Shares	638,000	273,517
China Coal Energy Co. Ltd., H Shares	224,000	199,196
China Communications Services Corp. Ltd., H Shares	334,000	143,418
China Conch Environment Protection Holdings Ltd.(1)	91,500	81,671
China Conch Venture Holdings Ltd.	153,500	313,261
China Construction Bank Corp., H Shares	3,667,000	2,266,877
China Datang Corp. Renewable Power Co. Ltd., H Shares	284,000	71,121
China Dongxiang Group Co. Ltd.(1)	210,000	9,339
China East Education Holdings Ltd.(2)	97,000	40,991
China Eastern Airlines Corp. Ltd., H Shares(1)	14,000	4,819
China Education Group Holdings Ltd.	61,000	53,142
China Energy Development Holdings Ltd.(1)	48,000	983
China Everbright Bank Co. Ltd., H Shares	257,000	78,787
China Everbright Environment Group Ltd.	496,000	245,154
19

Avantis Emerging Markets Equity Fund
	Shares	Value
China Everbright Greentech Ltd.(2)	31,000	$6,467
China Everbright Ltd.	98,000	71,572
China Feihe Ltd.	324,000	268,161
China Foods Ltd.	32,000	10,186
China Galaxy Securities Co. Ltd., H Shares	275,500	150,620
China Gas Holdings Ltd.	170,400	241,133
China Glass Holdings Ltd.(2)	156,000	22,165
China Harmony Auto Holding Ltd.	31,500	8,276
China High Speed Transmission Equipment Group Co. Ltd.(1)	51,000	28,833
China Hongqiao Group Ltd.	315,500	305,928
China International Capital Corp. Ltd., H Shares	92,400	162,559
China Kepei Education Group Ltd.	26,000	6,677
China Lesso Group Holdings Ltd.	136,000	161,650
China Life Insurance Co. Ltd., ADR	41,716	296,601
China Lilang Ltd.	24,000	11,720
China Literature Ltd.(1)	3,200	12,967
China Longyuan Power Group Corp. Ltd., H Shares	249,000	402,176
China Maple Leaf Educational Systems Ltd.(1)	42,000	1,900
China Medical System Holdings Ltd.	175,000	258,996
China Meidong Auto Holdings Ltd.	46,000	93,543
China Mengniu Dairy Co. Ltd.(1)	180,000	815,090
China Merchants Bank Co. Ltd., H Shares	119,500	611,136
China Merchants Land Ltd.(1)	40,000	3,151
China Merchants Port Holdings Co. Ltd.	128,756	193,297
China Minsheng Banking Corp. Ltd., H Shares	456,500	145,212
China Modern Dairy Holdings Ltd.(2)	418,000	55,297
China National Building Material Co. Ltd., H Shares	484,000	457,027
China New Higher Education Group Ltd.	143,000	44,803
China Nonferrous Mining Corp. Ltd.	235,000	100,472
China Oil & Gas Group Ltd.(1)	40,000	1,630
China Oriental Group Co. Ltd.	26,000	4,790
China Pacific Insurance Group Co. Ltd., H Shares	134,600	285,125
China Petroleum & Chemical Corp., ADR	14,803	688,636
China Pioneer Pharma Holdings Ltd.	22,000	6,296
China Power International Development Ltd.	235,000	131,189
China Railway Group Ltd., H Shares	339,000	194,075
China Railway Signal & Communication Corp. Ltd., H Shares	31,000	9,747
China Rare Earth Holdings Ltd.(1)	68,000	4,062
China Reinsurance Group Corp., H Shares	43,000	3,168
China Renaissance Holdings Ltd.(1)	18,900	21,382
China Resources Beer Holdings Co. Ltd.	54,000	376,435
China Resources Cement Holdings Ltd.	334,000	205,881
China Resources Gas Group Ltd.	26,000	101,229
China Resources Land Ltd.	178,000	728,776
China Resources Medical Holdings Co. Ltd.	94,000	55,765
China Resources Mixc Lifestyle Services Ltd.	3,800	17,232
China Resources Pharmaceutical Group Ltd.	64,500	44,192
China Resources Power Holdings Co. Ltd.	176,000	349,948
China Risun Group Ltd.(2)	224,000	87,815
China Sanjiang Fine Chemicals Co. Ltd.	48,000	9,814
China SCE Group Holdings Ltd.	91,000	7,619
20

Avantis Emerging Markets Equity Fund
	Shares	Value
China Shengmu Organic Milk Ltd.(1)	55,000	$2,521
China Shenhua Energy Co. Ltd., H Shares	149,500	468,873
China Shineway Pharmaceutical Group Ltd.	48,000	36,820
China Shuifa Singyes Energy Holdings Ltd.(2)	66,000	8,622
China South City Holdings Ltd.(2)	148,000	9,305
China Southern Airlines Co. Ltd., H Shares(1)(2)	18,000	9,716
China Starch Holdings Ltd.	515,000	16,999
China Sunshine Paper Holdings Co. Ltd.	69,000	16,203
China Suntien Green Energy Corp. Ltd., H Shares	162,000	72,656
China Taiping Insurance Holdings Co. Ltd.	158,000	161,314
China Tobacco International HK Co. Ltd.(2)	12,000	17,709
China Tower Corp. Ltd., H Shares	4,190,000	522,484
China Traditional Chinese Medicine Holdings Co. Ltd.	314,000	135,407
China Travel International Investment Hong Kong Ltd.(1)(2)	170,000	30,883
China Vanke Co. Ltd., H Shares	57,600	112,448
China Water Affairs Group Ltd.	98,000	89,266
China Xinhua Education Group Ltd.	17,000	2,384
China XLX Fertiliser Ltd.	112,000	63,823
China Yongda Automobiles Services Holdings Ltd.	118,000	83,222
China Youran Dairy Group Ltd.(1)	98,000	29,670
China Youzan Ltd.(1)(2)	80,000	1,276
China Yuchai International Ltd.	512	4,265
China Yuhua Education Corp. Ltd.(1)(2)	328,000	51,540
China ZhengTong Auto Services Holdings Ltd.(1)	80,000	5,059
Chindata Group Holdings Ltd., ADR(1)	13,898	117,299
Chongqing Rural Commercial Bank Co. Ltd., H Shares	147,000	50,879
CIFI Ever Sunshine Services Group Ltd.	58,000	35,646
CIFI Holdings Group Co. Ltd.(2)	282,880	71,595
CITIC Ltd.	419,000	431,938
CITIC Securities Co. Ltd., H Shares	119,325	241,852
CMGE Technology Group Ltd.(1)(2)	60,000	14,804
CMOC Group Ltd., H Shares	102,000	45,483
CNFinance Holdings Ltd., ADR(1)(2)	1,003	2,718
COFCO Joycome Foods Ltd.(1)	445,000	170,350
Concord New Energy Group Ltd.	870,000	79,715
Consun Pharmaceutical Group Ltd.	29,000	14,884
Coolpad Group Ltd.(1)	372,000	5,768
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(1)	20,000	15,150
COSCO SHIPPING Holdings Co. Ltd., Class H(2)	227,549	339,699
COSCO SHIPPING International Hong Kong Co. Ltd.(2)	16,000	4,523
COSCO SHIPPING Ports Ltd.	209,929	135,840
Country Garden Holdings Co. Ltd.(2)	362,210	106,923
Country Garden Services Holdings Co. Ltd.	23,000	45,199
CPMC Holdings Ltd.	28,000	11,979
Crazy Sports Group Ltd.(1)(2)	124,000	3,610
CSPC Pharmaceutical Group Ltd.	837,200	849,276
CSSC Hong Kong Shipping Co. Ltd.	248,000	41,919
Dada Nexus Ltd., ADR(1)	1,333	8,625
Dali Foods Group Co. Ltd.	250,000	114,288
Daqo New Energy Corp., ADR(1)	9,823	654,899
Datang International Power Generation Co. Ltd., H Shares	6,000	1,236
21

Avantis Emerging Markets Equity Fund
	Shares	Value
Dawnrays Pharmaceutical Holdings Ltd.	7,000	$1,076
Dexin China Holdings Co. Ltd.(2)	5,000	1,268
Differ Group Auto Ltd.(1)(2)	306,000	77,133
Digital China Holdings Ltd.	116,000	51,745
Dongfeng Motor Group Co. Ltd., Class H	272,000	172,461
Dongyue Group Ltd.	194,000	217,734
DouYu International Holdings Ltd., ADR(1)	1,695	2,543
Duiba Group Ltd.(1)(2)	16,000	1,627
Dynagreen Environmental Protection Group Co. Ltd., H Shares	28,000	10,276
E-House China Enterprise Holdings Ltd.(1)(2)	48,000	4,197
Ebang International Holdings, Inc., A Shares(1)(2)	10,000	4,675
ENN Energy Holdings Ltd.	27,200	395,146
EVA Precision Industrial Holdings Ltd.(2)	114,000	21,809
Everest Medicines Ltd.(1)	3,500	5,293
Fanhua, Inc., ADR(2)	4,262	23,782
FIH Mobile Ltd.(1)	284,000	36,787
FinVolution Group, ADR	21,769	107,103
First Tractor Co. Ltd., H Shares(2)	44,000	17,623
Flat Glass Group Co. Ltd., H Shares(1)(2)	4,000	13,175
Fosun International Ltd.	194,000	143,198
Fountain SET Holdings Ltd.	6,000	764
FriendTimes, Inc.	28,000	4,218
Fu Shou Yuan International Group Ltd.	139,000	88,809
Fufeng Group Ltd.	295,000	165,763
Fuyao Glass Industry Group Co. Ltd., H Shares	38,400	183,239
Ganfeng Lithium Co. Ltd., H Shares(2)	6,680	58,687
Ganglong China Property Group Ltd.(1)	25,000	12,975
GCL New Energy Holdings Ltd.(1)(2)	928,000	10,371
GCL-Poly Energy Holdings Ltd.(1)(2)	555,000	198,095
GDS Holdings Ltd., Class A(1)	45,300	154,712
Geely Automobile Holdings Ltd.	376,000	755,466
Gemdale Properties & Investment Corp. Ltd.	688,000	58,624
Genertec Universal Medical Group Co. Ltd.	137,000	77,112
Genor Biopharma Holdings Ltd.(1)(2)	2,500	999
GF Securities Co. Ltd., H Shares	68,800	89,874
Global Cord Blood Corp.(1)	2,020	4,666
Glory Health Industry Ltd.(1)	29,000	624
Glory Sun Financial Group Ltd.(1)(2)	140,000	639
GOME Retail Holdings Ltd.(1)(2)	646,000	20,137
Goodbaby International Holdings Ltd.(1)	58,000	5,896
Grand Pharmaceutical Group Ltd.	125,000	66,735
Great Wall Motor Co. Ltd., H Shares	85,500	128,278
Greatview Aseptic Packaging Co. Ltd.	30,000	5,729
Greenland Hong Kong Holdings Ltd.	22,000	2,290
Greentown China Holdings Ltd.	93,500	176,414
Guangzhou Automobile Group Co. Ltd., H Shares	152,000	130,691
Guangzhou R&F Properties Co. Ltd., H Shares(2)	278,400	57,584
Guotai Junan Securities Co. Ltd., H Shares	4,400	5,213
H World Group Ltd., ADR	5,798	218,179
Haidilao International Holding Ltd.(1)(2)	72,000	169,423
Haier Smart Home Co. Ltd., H Shares	40,800	133,294
22

Avantis Emerging Markets Equity Fund
	Shares	Value
Hainan Meilan International Airport Co. Ltd., H Shares(1)	20,000	$47,091
Haitian International Holdings Ltd.	80,000	195,996
Haitong Securities Co. Ltd., H Shares	198,000	129,635
Hangzhou Tigermed Consulting Co. Ltd., H Shares	1,700	16,831
Hansoh Pharmaceutical Group Co. Ltd.	64,000	127,689
Harbin Electric Co. Ltd., H Shares(1)	92,000	25,003
Hebei Construction Group Corp. Ltd., H Shares(1)	3,000	385
Hello Group, Inc., ADR	15,765	81,190
Hengan International Group Co. Ltd.	80,000	382,841
Hi Sun Technology China Ltd.(1)(2)	57,000	6,306
Hilong Holding Ltd.(1)	302,000	23,808
Hisense Home Appliances Group Co. Ltd., H Shares	34,000	36,632
Hollysys Automation Technologies Ltd.	7,446	126,805
Homeland Interactive Technology Ltd.(1)(2)	24,000	4,566
Hope Education Group Co. Ltd.(2)	368,000	31,722
Hopson Development Holdings Ltd.(2)	29,040	39,930
Hua Hong Semiconductor Ltd.(1)(2)	61,000	179,063
Hua Medicine(1)	8,500	4,272
Huabao International Holdings Ltd.(2)	29,000	14,829
Huadian Power International Corp. Ltd., H Shares(2)	30,000	12,330
Huaneng Power International, Inc., H Shares(1)	210,000	107,324
Huatai Securities Co. Ltd., H Shares	132,600	177,236
Huaxi Holdings Co. Ltd.	4,000	611
Huazhong In-Vehicle Holdings Co. Ltd.(2)	40,000	12,740
HUYA, Inc., ADR(1)	5,310	17,470
Hygeia Healthcare Holdings Co. Ltd.(1)(2)	12,600	68,008
I-Mab, ADR(1)	310	1,900
iDreamSky Technology Holdings Ltd.(1)	9,600	6,451
Industrial & Commercial Bank of China Ltd., H Shares	2,149,000	1,091,784
Ingdan, Inc.(1)(2)	66,000	15,163
Inkeverse Group Ltd.(1)	38,000	6,216
International Alliance Financial Leasing Co. Ltd.(1)(2)	93,000	49,106
iQIYI, Inc., ADR(1)(2)	29,749	108,881
JD Health International, Inc.(1)	12,750	87,830
JD.com, Inc., ADR	13,011	826,068
JD.com, Inc., Class A	4,138	130,989
JH Educational Technology, Inc.(1)	14,000	5,682
Jiangsu Expressway Co. Ltd., H Shares	114,000	97,642
Jiangxi Copper Co. Ltd., H Shares	87,000	106,851
Jiayuan International Group Ltd.(1)(2)	52,000	1,431
Jinchuan Group International Resources Co. Ltd.(2)	430,000	46,403
Jingrui Holdings Ltd.(1)	6,000	451
JinkoSolar Holding Co. Ltd., ADR(1)(2)	1,540	93,740
Jinxin Fertility Group Ltd.	97,000	63,164
Jiumaojiu International Holdings Ltd.(2)	84,000	165,261
JNBY Design Ltd.	11,500	12,514
JOYY, Inc., ADR	4,673	141,685
Jutal Offshore Oil Services Ltd.(1)	46,000	3,452
Kandi Technologies Group, Inc.(1)(2)	639	1,399
Kangji Medical Holdings Ltd.(2)	33,500	26,703
Kanzhun Ltd., ADR(1)	952	22,362
23

Avantis Emerging Markets Equity Fund
	Shares	Value
Kasen International Holdings Ltd.(1)	37,000	$2,097
KE Holdings, Inc., ADR(1)	18,197	328,274
Kingboard Holdings Ltd.	89,500	282,614
Kingboard Laminates Holdings Ltd.	117,000	111,608
Kingsoft Cloud Holdings Ltd., ADR(1)	5,650	19,436
Kingsoft Corp. Ltd.	54,800	166,553
Kuaishou Technology(1)	24,100	208,814
Kunlun Energy Co. Ltd.	158,000	137,575
KWG Group Holdings Ltd.	86,000	15,472
KWG Living Group Holdings Ltd.	45,500	8,071
Lee & Man Chemical Co. Ltd.(2)	4,000	3,313
Lee & Man Paper Manufacturing Ltd.	99,000	35,538
Legend Biotech Corp., ADR(1)	353	16,411
Lenovo Group Ltd.	478,000	393,686
LexinFintech Holdings Ltd., ADR(1)	13,176	26,879
Li Auto, Inc., ADR(1)	20,455	588,490
Li Ning Co. Ltd.	90,000	819,748
Lifetech Scientific Corp.(1)	248,000	80,876
LightInTheBox Holding Co. Ltd., ADR(1)	2,012	1,992
Logan Group Co. Ltd.(2)	30,000	3,272
Longfor Group Holdings Ltd.	103,000	334,314
Lonking Holdings Ltd.	202,000	34,203
Lufax Holding Ltd., ADR	16,968	74,150
Luokung Technology Corp.(1)	3,718	758
Luoyang Glass Co. Ltd., H Shares(1)	6,000	8,341
Luye Pharma Group Ltd.(1)(2)	114,000	32,905
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	34,000	4,098
Maanshan Iron & Steel Co. Ltd., H Shares	4,000	1,042
Maoyan Entertainment(1)(2)	27,400	23,010
Medlive Technology Co. Ltd.(2)	7,000	11,128
Meitu, Inc.(1)(2)	239,000	25,409
Meituan, Class B(1)	42,400	1,018,330
Metallurgical Corp. of China Ltd., H Shares	5,000	947
Midea Real Estate Holding Ltd.(2)	58,000	61,884
Minsheng Education Group Co. Ltd.	34,000	2,593
Minth Group Ltd.	52,000	147,143
MMG Ltd.(1)	484,000	132,403
Mobvista, Inc.(1)	25,000	15,071
Mulsanne Group Holding Ltd.(1)(2)	12,500	6,143
Nam Tai Property, Inc.(1)(2)	1,859	7,836
NetDragon Websoft Holdings Ltd.	48,000	104,437
NetEase, Inc., ADR	19,550	1,730,371
New China Life Insurance Co. Ltd., H Shares	65,600	154,402
New Oriental Education & Technology Group, Inc., ADR(1)	7,116	202,094
New Sparkle Roll International Group Ltd.(1)	136,000	1,628
Newborn Town, Inc.(1)(2)	46,000	12,057
Nexteer Automotive Group Ltd.(2)	84,000	62,423
Nine Dragons Paper Holdings Ltd.	161,000	126,332
NIO, Inc., ADR(1)	21,956	437,144
NiSun International Enterprise Development Group Co. Ltd.(1)	338	243
Noah Holdings Ltd., ADR(1)	3,545	62,782
24

Avantis Emerging Markets Equity Fund
	Shares	Value
Nongfu Spring Co. Ltd., H Shares(2)	59,400	$353,183
Ocumension Therapeutics(1)(2)	1,500	2,635
OneConnect Financial Technology Co. Ltd., ADR(1)	10,438	11,273
Orient Overseas International Ltd.	12,500	348,437
Pacific Millennium Packaging Group Corp.	2,000	1,578
People's Insurance Co. Group of China Ltd., H Shares	484,000	149,587
Perennial Energy Holdings Ltd.(2)	40,000	5,487
PetroChina Co. Ltd., ADR	9,644	445,842
Pharmaron Beijing Co. Ltd., H Shares	3,900	25,797
PICC Property & Casualty Co. Ltd., H Shares	478,000	517,019
Pinduoduo, Inc., ADR(1)	15,553	1,108,929
Ping An Healthcare and Technology Co. Ltd.(1)(2)	15,300	41,419
Ping An Insurance Group Co. of China Ltd., H Shares	267,006	1,570,434
Poly Property Group Co. Ltd.	213,362	43,367
Poly Property Services Co. Ltd., Class H	9,200	53,887
Postal Savings Bank of China Co. Ltd., H Shares(2)	468,000	279,383
Pou Sheng International Holdings Ltd.	90,000	9,047
Powerlong Commercial Management Holdings Ltd.	8,500	4,598
Powerlong Real Estate Holdings Ltd.(2)	62,000	7,775
Prinx Chengshan Holdings Ltd.	6,000	5,344
PW Medtech Group Ltd.(1)	7,000	719
Q Technology Group Co. Ltd.(1)	41,000	22,529
Qingling Motors Co. Ltd., H Shares	6,000	954
Qudian, Inc., ADR(1)(2)	12,033	11,431
Radiance Holdings Group Co. Ltd.	106,000	51,229
Redco Properties Group Ltd.(1)(2)	22,000	4,987
Redsun Properties Group Ltd.(1)(2)	84,000	12,090
ReneSola Ltd., ADR(1)	3,379	19,733
Road King Infrastructure Ltd.	5,000	2,615
Ronshine China Holdings Ltd.(1)	27,500	2,627
Sany Heavy Equipment International Holdings Co. Ltd.	90,000	93,228
SCE Intelligent Commercial Management Holdings Ltd.(2)	14,000	3,147
Seazen Group Ltd.(1)	222,000	73,691
Shandong Gold Mining Co. Ltd., H Shares(2)	13,250	22,462
Shandong Hi-Speed New Energy Group Ltd.(1)(2)	1,000,000	9,659
Shandong Molong Petroleum Machinery Co. Ltd., H Shares(1)	12,800	4,621
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	214,000	290,306
Shanghai Electric Group Co. Ltd., H Shares(1)	40,000	9,559
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	6,000	19,302
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares	4,000	18,639
Shanghai Haohai Biological Technology Co. Ltd., H Shares	200	702
Shanghai Industrial Holdings Ltd.	78,000	108,429
Shanghai Industrial Urban Development Group Ltd.	1,600	128
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	63,800	92,752
Shenzhen Expressway Corp. Ltd., H Shares	34,000	29,768
Shenzhen International Holdings Ltd.	193,500	166,798
Shenzhen Investment Ltd.	152,000	27,835
Shenzhou International Group Holdings Ltd.	22,200	232,019
Shimao Group Holdings Ltd.(2)	35,500	19,992
Shimao Services Holdings Ltd.(1)(2)	108,000	27,665
Shoucheng Holdings Ltd.	113,200	19,245
25

Avantis Emerging Markets Equity Fund
	Shares	Value
Shougang Fushan Resources Group Ltd.	322,000	$102,134
Shui On Land Ltd.	355,500	44,717
Sihuan Pharmaceutical Holdings Group Ltd.(2)	329,000	41,722
Silver Grant International Holdings Group Ltd.(1)	8,000	506
Simcere Pharmaceutical Group Ltd.	71,000	70,972
Sino Biopharmaceutical Ltd.	567,000	297,797
Sino-Ocean Group Holding Ltd.	256,000	37,365
Sinopec Engineering Group Co. Ltd., H Shares	201,000	89,801
Sinopec Kantons Holdings Ltd.	30,000	9,156
Sinopec Shanghai Petrochemical Co. Ltd., ADR	365	5,639
Sinopharm Group Co. Ltd., H Shares	108,800	242,384
Sinosoft Technology Group Ltd.(1)	22,000	1,102
Sinotrans Ltd., H Shares	4,000	1,143
Sinotruk Hong Kong Ltd.	53,000	52,843
Skyworth Group Ltd.	196,487	97,622
So-Young International, Inc., ADR(1)	363	361
SOHO China Ltd.(1)(2)	54,500	9,706
Sohu.com Ltd., ADR(1)(2)	3,248	57,879
South Manganese Investment Ltd.(1)(2)	210,000	23,432
SSY Group Ltd.	152,000	71,577
Sun King Technology Group Ltd.(1)	42,000	11,920
Sunac Services Holdings Ltd.(2)	15,386	4,639
Sunny Optical Technology Group Co. Ltd.	29,800	406,843
SY Holdings Group Ltd.	41,500	27,767
TAL Education Group, ADR(1)	51,245	296,196
TCL Electronics Holdings Ltd.	67,000	32,008
Tencent Holdings Ltd.	100,100	4,137,208
Tencent Music Entertainment Group, ADR(1)	37,505	191,651
Tian Ge Interactive Holdings Ltd.(1)	5,000	604
Tian Lun Gas Holdings Ltd.	32,000	14,452
Tiangong International Co. Ltd.	126,000	42,256
Tianjin Port Development Holdings Ltd.	12,000	900
Tianneng Power International Ltd.(2)	88,000	93,623
Times China Holdings Ltd.(2)	11,000	1,633
Tingyi Cayman Islands Holding Corp.	190,000	337,388
Tong Ren Tang Technologies Co. Ltd., H Shares	95,000	67,154
Tongcheng Travel Holdings Ltd.(1)	116,000	237,587
Tongda Group Holdings Ltd.(1)	745,000	11,348
Topsports International Holdings Ltd.	193,000	152,334
Towngas Smart Energy Co. Ltd.(1)	60,000	26,322
TravelSky Technology Ltd., H Shares	118,000	205,660
Trigiant Group Ltd.(1)	6,000	450
Trip.com Group Ltd., ADR(1)	15,189	390,661
Truly International Holdings Ltd.	256,000	56,082
Tsaker New Energy Tech Co. Ltd.	72,500	12,985
Tsingtao Brewery Co. Ltd., H Shares	16,000	155,376
Uni-President China Holdings Ltd.	154,000	132,586
United Strength Power Holdings Ltd.	2,000	2,851
Up Fintech Holding Ltd., ADR(1)(2)	818	3,084
Uxin Ltd., ADR(1)(2)	1,379	1,029
Venus MedTech Hangzhou, Inc., H Shares(1)(2)	9,000	15,664
26

Avantis Emerging Markets Equity Fund
	Shares	Value
Vinda International Holdings Ltd.(2)	50,000	$139,753
Viomi Technology Co. Ltd., ADR(1)	993	1,291
Vipshop Holdings Ltd., ADR(1)	46,060	534,757
VNET Group, Inc., ADR(1)	11,318	60,551
Want Want China Holdings Ltd.	427,000	300,788
Wasion Holdings Ltd.	28,000	9,420
Weibo Corp., ADR(1)	7,800	161,382
Weichai Power Co. Ltd., H Shares	61,000	81,497
Weiqiao Textile Co., H Shares	25,500	4,811
West China Cement Ltd.	310,000	38,239
Wharf Holdings Ltd.	99,000	372,830
Wuling Motors Holdings Ltd.(2)	160,000	21,100
WuXi AppTec Co. Ltd., H Shares(2)	4,607	52,008
Wuxi Biologics Cayman, Inc.(1)	55,000	485,215
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	82,000	38,609
Xiamen International Port Co. Ltd., H Shares	196,000	55,547
Xin Point Holdings Ltd.(2)	12,000	3,505
Xingda International Holdings Ltd.	30,896	6,327
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	16,000	11,255
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	73,400	109,378
Xinte Energy Co. Ltd., H Shares	36,400	94,993
Xinyi Solar Holdings Ltd.	182,541	251,034
XPeng, Inc., Class A, ADR(1)	5,211	96,508
XTEP International Holdings Ltd.	150,500	208,847
Xunlei Ltd., ADR(1)	887	1,428
Yadea Group Holdings Ltd.	112,000	213,628
Yankuang Energy Group Co. Ltd., H Shares(2)	122,000	482,926
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	8,800	5,587
Yidu Tech, Inc.(1)(2)	1,600	1,441
Yihai International Holding Ltd.(1)(2)	19,000	47,850
Yincheng International Holding Co. Ltd.(1)(2)	4,000	1,130
Youdao, Inc., ADR(1)	285	1,528
YuanShengTai Dairy Farm Ltd.(1)	41,000	1,122
Yuexiu Property Co. Ltd.	181,800	227,390
Yuexiu Transport Infrastructure Ltd.	156,000	74,644
Yum China Holdings, Inc.	29,319	1,469,175
Yuzhou Group Holdings Co. Ltd.(2)	48,133	2,079
Zengame Technology Holding Ltd.(1)	48,000	9,211
Zepp Health Corp., ADR(2)	940	1,795
Zhaojin Mining Industry Co. Ltd., H Shares(1)	174,000	147,332
Zhejiang Expressway Co. Ltd., H Shares	156,000	118,735
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares	6,400	7,420
Zhenro Properties Group Ltd.(1)	71,000	3,287
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	2,200	6,447
Zhongliang Holdings Group Co. Ltd.(2)	34,000	2,859
Zhongsheng Group Holdings Ltd.	54,000	255,332
Zhongyu Energy Holdings Ltd.	54,000	44,324
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	150,000	74,938
Zhuguang Holdings Group Co. Ltd.(1)	66,000	8,398
Zijin Mining Group Co. Ltd., H Shares	384,000	433,910
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	114,200	51,481
27

Avantis Emerging Markets Equity Fund
	Shares	Value
ZTO Express Cayman, Inc., ADR	24,366	$634,734
		69,266,352
Colombia — 0.2%
BAC Holding International Corp.(1)	3,792	193
Banco Davivienda SA, Preference Shares	3,823	26,758
Bancolombia SA	8,153	62,956
Bancolombia SA, ADR	3,240	88,938
Cementos Argos SA	12,288	9,680
Corp. Financiera Colombiana SA(1)	3,119	13,732
Ecopetrol SA, ADR(2)	7,732	79,717
Grupo Argos SA	24,875	54,760
Grupo Aval Acciones y Valores SA, Preference Shares	3,792	569
Interconexion Electrica SA ESP	19,829	85,826
		423,129
Czech Republic — 0.1%
CEZ AS	5,531	224,072
Komercni banka AS	2,588	60,614
Moneta Money Bank AS	21,939	69,607
		354,293
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	82,243	144,417
Greece — 0.3%
Alpha Services & Holdings SA(1)	68,380	63,149
Athens Water Supply & Sewage Co. SA	574	4,480
Attica Bank SA(1)	36	4
Eurobank Ergasias Services and Holdings SA, Class A(1)	124,210	115,243
Fourlis Holdings SA	301	906
GEK Terna Holding Real Estate Construction SA(1)	4,410	42,705
Hellenic Exchanges - Athens Stock Exchange SA	1,076	3,565
Hellenic Petroleum Holdings SA	215	1,479
Hellenic Telecommunications Organization SA	4,516	71,844
JUMBO SA	8,947	127,904
Motor Oil Hellas Corinth Refineries SA	1,617	30,486
Mytilineos SA	3,750	58,641
National Bank of Greece SA(1)	26,488	85,483
OPAP SA	7,277	95,852
Piraeus Financial Holdings SA(1)	29,614	30,994
Public Power Corp. SA(1)	5,060	26,415
Terna Energy SA	969	17,283
Titan Cement International SA(1)	2,169	25,806
Viohalco SA	2,419	8,329
		810,568
Hong Kong†
Brilliance China Automotive Holdings Ltd.(1)	60,000	27,368
China Beststudy Education Group(1)	17,000	831
China First Capital Group Ltd.(1)	5,600	91
China Isotope & Radiation Corp.	2,200	4,957
China Zhongwang Holdings Ltd.(1)(2)	86,400	18,494
Edvantage Group Holdings Ltd.	14,000	4,166
Essex Bio-technology Ltd.	21,000	11,086
IMAX China Holding, Inc.	4,700	3,522
28

Avantis Emerging Markets Equity Fund
	Shares	Value
Scholar Education Group	5,000	$521
		71,036
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	10,305	8,750
MOL Hungarian Oil & Gas PLC	32,635	224,866
OTP Bank Nyrt	4,728	100,550
Richter Gedeon Nyrt	3,428	69,116
		403,282
India — 17.4%
3M India Ltd.(1)	18	5,236
Aarti Drugs Ltd.	1,000	5,395
ACC Ltd.	5,629	161,296
Adani Enterprises Ltd.	6,327	251,079
Adani Green Energy Ltd.(1)	5,866	177,246
Adani Ports & Special Economic Zone Ltd.	16,908	176,900
Adani Power Ltd.(1)	15,009	76,646
Adani Total Gas Ltd.	6,675	311,305
Adani Transmission Ltd.(1)	17,822	873,964
Aditya Birla Capital Ltd.(1)	37,897	53,527
Aegis Logistics Ltd.	10,892	39,829
AGI Greenpac Ltd.	5,613	21,870
AIA Engineering Ltd.	2,717	88,351
Ajanta Pharma Ltd.	3,028	51,930
Akzo Nobel India Ltd.	222	5,385
Alembic Ltd.	2,801	2,556
Alembic Pharmaceuticals Ltd.	8,197	66,333
Alkyl Amines Chemicals	545	20,119
Allcargo Logistics Ltd.	9,782	43,459
Alok Industries Ltd.(1)	30,788	7,392
Amara Raja Batteries Ltd.	8,996	57,069
Ambuja Cements Ltd.	25,656	131,560
Andhra Sugars Ltd.	4,791	8,703
Apar Industries Ltd.	1,193	19,878
APL Apollo Tubes Ltd.(1)	10,577	124,384
Apollo Hospitals Enterprise Ltd.	4,820	258,971
Apollo Tyres Ltd.	40,709	127,007
Arvind Ltd.(1)	19,696	23,924
Ashok Leyland Ltd.	53,961	103,213
Ashoka Buildcon Ltd.(1)	5,427	5,407
Asian Paints Ltd.	4,621	194,539
Aster DM Healthcare Ltd.(1)	13,761	37,947
Astral Ltd.	1,639	42,617
AstraZeneca Pharma India Ltd.	87	3,356
Atul Ltd.	395	45,177
AU Small Finance Bank Ltd.	10,280	80,844
Aurobindo Pharma Ltd.	22,533	153,410
Aurum Proptech Ltd.(1)	376	618
Avanti Feeds Ltd.	3,130	18,089
Avenue Supermarts Ltd.(1)	1,289	72,458
Axis Bank Ltd., GDR	7,694	364,520
Bajaj Auto Ltd.	3,482	177,352
29

Avantis Emerging Markets Equity Fund
	Shares	Value
Bajaj Consumer Care Ltd.	4,232	$8,521
Bajaj Electricals Ltd.	4,356	67,168
Bajaj Finance Ltd.	3,352	302,522
Bajaj Finserv Ltd.	731	153,251
Bajaj Hindusthan Sugar Ltd.(1)	221,576	27,540
Balaji Amines Ltd.	521	22,359
Balkrishna Industries Ltd.	4,519	114,797
Balrampur Chini Mills Ltd.	18,717	81,627
Bandhan Bank Ltd.(1)	45,128	155,745
BASF India Ltd.	868	35,866
Bata India Ltd.	1,352	32,685
Bayer CropScience Ltd.	493	33,614
Berger Paints India Ltd.	4,126	34,507
Bhansali Engineering Polymers Ltd.	2,839	4,476
Bharat Electronics Ltd.	101,170	386,569
Bharat Forge Ltd.	12,134	111,702
Bharat Heavy Electricals Ltd.(1)	45,108	32,954
Bharat Petroleum Corp. Ltd.	62,811	257,298
Bharat Rasayan Ltd.	54	8,145
Bharti Airtel Ltd.	1,882	8,108
Bharti Airtel Ltd.	26,351	238,699
Biocon Ltd.	11,885	45,986
Birla Corp. Ltd.	2,240	27,094
Birlasoft Ltd.	11,057	43,744
Blue Dart Express Ltd.	342	36,495
Blue Star Ltd.	4,639	63,640
Bombay Burmah Trading Co.	1,082	12,249
Bosch Ltd.	97	21,163
Brigade Enterprises Ltd.	15,678	99,566
Brightcom Group Ltd.	106,495	53,980
Britannia Industries Ltd.	3,904	182,674
BSE Ltd.	9,680	78,334
Can Fin Homes Ltd.	5,036	39,617
Canara Bank	30,478	90,890
Capacit'e Infraprojects Ltd.(1)	3,479	7,136
Caplin Point Laboratories Ltd.	1,037	10,096
Capri Global Capital Ltd.	800	7,189
Carborundum Universal Ltd.	5,975	62,885
Care Ratings Ltd.	1,529	9,624
Castrol India Ltd.	39,493	56,236
CCL Products India Ltd.	8,126	48,612
Ceat Ltd.	2,618	45,353
Central Depository Services India Ltd.	1,383	21,354
Century Plyboards India Ltd.	4,675	39,035
Century Textiles & Industries Ltd.	3,854	41,260
Cera Sanitaryware Ltd.	332	20,689
CESC Ltd.	31,367	31,838
CG Power & Industrial Solutions Ltd.(1)	7,280	20,271
Chambal Fertilisers and Chemicals Ltd.	25,589	111,445
Chennai Petroleum Corp. Ltd.	12,992	47,282
Cholamandalam Financial Holdings Ltd.	962	8,033
30

Avantis Emerging Markets Equity Fund
	Shares	Value
Cholamandalam Investment and Finance Co. Ltd.	20,592	$201,742
Cipla Ltd.	24,070	311,907
City Union Bank Ltd.	59,336	132,786
Coal India Ltd.	100,424	293,438
Cochin Shipyard Ltd.	5,312	24,981
Coforge Ltd.	586	25,829
Colgate-Palmolive India Ltd.	6,782	142,401
Computer Age Management Services Ltd.	1,311	37,487
Container Corp. of India Ltd.	8,549	74,158
Coromandel International Ltd.	13,464	176,772
Cosmo Films Ltd.	2,080	23,751
CreditAccess Grameen Ltd.(1)	5,896	72,982
CRISIL Ltd.	880	35,979
Crompton Greaves Consumer Electricals Ltd.	25,183	128,140
Cummins India Ltd.	4,689	69,637
Cyient Ltd.	8,221	86,085
Dabur India Ltd.	17,811	129,866
Dalmia Bharat Ltd.	4,247	81,269
Dalmia Bharat Sugar & Industries Ltd.	1,638	7,069
DCB Bank Ltd.	7,572	8,883
DCM Shriram Ltd.	6,921	90,333
Deepak Fertilisers & Petrochemicals Corp. Ltd.	10,453	118,149
Deepak Nitrite Ltd.	5,774	141,690
Delta Corp. Ltd.	3,208	8,382
Dhani Services Ltd.(1)	4,561	3,684
Dilip Buildcon Ltd.	1,435	4,295
Dish TV India Ltd.(1)	128,989	19,297
Dishman Carbogen Amcis Ltd.(1)	4,829	7,008
Divi's Laboratories Ltd.	3,604	162,716
Dixon Technologies India Ltd.	770	39,155
DLF Ltd.	17,606	85,046
Dr Lal PathLabs Ltd.	1,235	39,345
Dr Reddy's Laboratories Ltd., ADR	5,797	303,125
Dwarikesh Sugar Industries Ltd.	31,044	37,427
eClerx Services Ltd.	985	25,859
Edelweiss Financial Services Ltd.	21,252	16,097
Eicher Motors Ltd.	8,287	345,860
EID Parry India Ltd.	12,280	81,236
Elecon Engineering Co. Ltd.	8,207	38,203
Electrosteel Castings Ltd.	36,739	16,807
Emami Ltd.	17,752	107,462
Endurance Technologies Ltd.	938	17,510
Engineers India Ltd.	29,497	24,989
EPL Ltd.	9,271	19,704
Equitas Holdings Ltd.(1)	15,078	18,734
Eris Lifesciences Ltd.	2,218	19,160
Escorts Kubota Ltd.	5,240	130,635
Eveready Industries India Ltd.(1)	3,403	15,098
Everest Industries Ltd.	1,312	11,520
Excel Industries Ltd.	483	8,761
Exide Industries Ltd.	50,863	101,568
31

Avantis Emerging Markets Equity Fund
	Shares	Value
FDC Ltd.(1)	1,453	$4,782
Federal Bank Ltd.	178,579	258,978
FIEM Industries Ltd.	780	14,501
Fine Organic Industries Ltd.	202	15,563
Finolex Cables Ltd.	4,004	22,990
Finolex Industries Ltd.	24,605	46,486
Force Motors Ltd.	351	5,672
Future Lifestyle Fashions Ltd.(1)	1,257	203
GAIL India Ltd.	59,436	100,960
Galaxy Surfactants Ltd.	1,001	40,916
Garden Reach Shipbuilders & Engineers Ltd.	5,677	21,213
Garware Technical Fibres Ltd.	298	12,976
Genus Power Infrastructures Ltd.	9,003	9,428
GHCL Ltd.	11,424	84,964
Gillette India Ltd.	152	10,468
GlaxoSmithKline Pharmaceuticals Ltd.	1,424	25,979
Glenmark Pharmaceuticals Ltd.	12,358	57,237
Globus Spirits Ltd.	1,282	13,888
GMR Infrastructure Ltd.(1)	35,363	15,792
GMR Power and Urban Infra Ltd.(1)	1,505	653
GNA Axles Ltd.	786	6,766
Godawari Power and Ispat Ltd.	8,189	29,989
Godrej Consumer Products Ltd.(1)	6,465	74,470
Godrej Industries Ltd.(1)	830	4,975
Gokaldas Exports Ltd.(1)	4,153	18,610
Granules India Ltd.	14,660	55,814
Graphite India Ltd.	10,458	53,547
Grasim Industries Ltd.	14,586	303,993
Great Eastern Shipping Co. Ltd.	18,440	131,173
Greaves Cotton Ltd.	10,035	21,146
Greenpanel Industries Ltd.	7,398	41,282
Greenply Industries Ltd.	8,512	19,918
Gufic Biosciences Ltd.	3,500	9,170
Gujarat Alkalies & Chemicals Ltd.	1,841	20,306
Gujarat Ambuja Exports Ltd.	15,182	51,722
Gujarat Fluorochemicals Ltd.	757	31,386
Gujarat Gas Ltd.	11,469	67,489
Gujarat Mineral Development Corp. Ltd.	9,795	20,185
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	13,375	124,469
Gujarat Pipavav Port Ltd.	29,539	32,076
Gujarat State Fertilizers & Chemicals Ltd.	38,670	75,824
Gujarat State Petronet Ltd.	14,796	44,592
Happiest Minds Technologies Ltd.	520	6,609
Hathway Cable & Datacom Ltd.(1)	53,179	11,828
Havells India Ltd.	8,068	139,670
HBL Power Systems Ltd.	15,215	15,334
HCL Technologies Ltd.	38,052	442,615
HDFC Asset Management Co. Ltd.	2,087	53,843
HDFC Life Insurance Co. Ltd.	10,253	73,475
HEG Ltd.	507	7,931
HeidelbergCement India Ltd.	3,441	8,205
32

Avantis Emerging Markets Equity Fund
	Shares	Value
Hero MotoCorp Ltd.	6,316	$222,482
HFCL Ltd.	55,288	50,767
HG Infra Engineering Ltd.	1,319	9,848
Hikal Ltd.	2,164	9,209
HIL Ltd.	531	24,490
Himatsingka Seide Ltd.(1)	1,947	2,549
Hindalco Industries Ltd.	81,114	439,930
Hinduja Global Solutions Ltd.	708	13,188
Hindustan Copper Ltd.	24,302	35,649
Hindustan Oil Exploration Co. Ltd.(1)	4,116	8,355
Hindustan Petroleum Corp. Ltd.	62,661	190,191
Hindustan Unilever Ltd.	10,414	344,766
Hitachi Energy India Ltd.	241	11,224
Home First Finance Co. India Ltd.(1)	1,412	17,014
Housing Development Finance Corp. Ltd.	43,013	1,302,236
I G Petrochemicals Ltd.	1,499	11,067
ICICI Bank Ltd., ADR	36,671	800,895
ICICI Lombard General Insurance Co. Ltd.	7,483	120,203
ICICI Prudential Life Insurance Co. Ltd.	7,787	57,487
IDFC First Bank Ltd.(1)	74,379	45,275
IDFC Ltd.	86,995	74,108
IFB Industries Ltd.(1)	268	3,420
IFCI Ltd.(1)	32,831	4,467
IIFL Finance Ltd.	19,033	81,525
IIFL Securities Ltd.	5,318	4,744
IIFL Wealth Management Ltd.	1,793	37,438
India Cements Ltd.	15,074	42,683
India Glycols Ltd.	1,220	13,527
Indiabulls Housing Finance Ltd.(1)	19,242	32,453
Indiabulls Real Estate Ltd.(1)	22,587	24,281
Indian Bank	32,035	77,089
Indian Energy Exchange Ltd.	23,847	47,526
Indian Metals & Ferro Alloys Ltd.	3,462	11,904
Indian Oil Corp. Ltd.	196,969	175,757
Indian Railway Catering & Tourism Corp. Ltd.	2,155	18,902
Indo Count Industries Ltd.	3,348	6,811
Indraprastha Gas Ltd.	1,402	7,330
Indus Towers Ltd.	47,602	118,374
Info Edge India Ltd.	1,068	57,451
Infosys Ltd., ADR	93,352	1,708,342
Inox Wind Ltd.(1)	5,788	8,032
Intellect Design Arena Ltd.	9,903	72,688
InterGlobe Aviation Ltd.(1)	1,748	43,652
IOL Chemicals and Pharmaceuticals Ltd.	943	4,217
Ipca Laboratories Ltd.	11,799	133,513
IRB Infrastructure Developers Ltd.	9,082	26,670
J Kumar Infraprojects Ltd.	6,357	23,579
Jagran Prakashan Ltd.	9,956	7,834
Jai Corp. Ltd.	9,007	14,693
Jain Irrigation Systems Ltd.(1)	33,922	17,073
Jaiprakash Associates Ltd.(1)	47,432	4,842
33

Avantis Emerging Markets Equity Fund
	Shares	Value
Jaiprakash Power Ventures Ltd.(1)	337,329	$31,547
Jammu & Kashmir Bank Ltd.(1)	42,258	16,613
Jamna Auto Industries Ltd.	30,124	43,696
Jindal Poly Films Ltd.	1,475	19,306
Jindal Saw Ltd.	15,519	16,752
Jindal Stainless Hisar Ltd.(1)	11,911	36,168
Jindal Stainless Ltd.(1)	17,129	27,250
Jindal Steel & Power Ltd.	42,987	231,301
JK Cement Ltd.	2,071	69,913
JK Lakshmi Cement Ltd.	6,614	38,866
JK Paper Ltd.	14,528	75,489
JK Tyre & Industries Ltd.	14,652	25,388
JM Financial Ltd.	38,923	30,908
JSW Energy Ltd.	10,448	44,400
JSW Steel Ltd.	38,502	319,302
Jubilant Foodworks Ltd.	13,800	105,118
Jubilant Ingrevia Ltd.	2,179	12,652
Jubilant Pharmova Ltd.	3,351	14,666
Just Dial Ltd.(1)	979	7,178
Jyothy Labs Ltd.	4,782	11,273
Kajaria Ceramics Ltd.	4,758	68,995
Kalpataru Power Transmission Ltd.	3,140	16,002
Kansai Nerolac Paints Ltd.	2,339	14,762
Karnataka Bank Ltd.	15,165	14,121
Karur Vysya Bank Ltd.	40,236	34,184
Kaveri Seed Co. Ltd.	3,831	21,817
KEC International Ltd.	17,517	88,925
KEI Industries Ltd.	948	17,275
Kirloskar Ferrous Industries Ltd.	6,887	21,756
Kirloskar Oil Engines Ltd.	3,353	9,474
KNR Constructions Ltd.	12,064	39,135
Kolte-Patil Developers Ltd.	1,397	5,353
Kopran Ltd.	1,454	3,364
Kotak Mahindra Bank Ltd.	12,483	296,149
KPIT Technologies Ltd.	15,137	104,581
KPR Mill Ltd.	5,470	41,138
KRBL Ltd.	8,855	34,725
L&T Finance Holdings Ltd.	82,772	81,295
L&T Technology Services Ltd.	955	43,737
Larsen & Toubro Infotech Ltd.	1,594	91,214
Larsen & Toubro Ltd.	25,814	616,109
Laurus Labs Ltd.	27,240	196,085
LIC Housing Finance Ltd.	37,996	193,063
Linde India Ltd.	348	14,854
LT Foods Ltd.	7,047	8,352
Lupin Ltd.	8,269	69,099
Mahanagar Gas Ltd.	1,830	19,884
Maharashtra Seamless Ltd.	2,014	21,039
Mahindra & Mahindra Financial Services Ltd.	53,466	136,172
Mahindra & Mahindra Ltd.	50,680	822,568
Mahindra CIE Automotive Ltd.	11,971	40,898
34

Avantis Emerging Markets Equity Fund
	Shares	Value
Mahindra Lifespace Developers Ltd.	2,988	$19,307
Mahindra Logistics Ltd.	3,262	19,603
Maithan Alloys Ltd.	1,132	14,568
Manali Petrochemicals Ltd.	9,199	10,568
Manappuram Finance Ltd.	40,753	53,540
Marico Ltd.	22,586	148,274
Marksans Pharma Ltd.	7,598	4,937
Maruti Suzuki India Ltd.	4,010	452,318
MAS Financial Services Ltd.	1,629	15,244
Mastek Ltd.	528	12,372
Matrimony.com Ltd.	690	6,136
Mayur Uniquoters Ltd.	698	4,220
Mazagon Dock Shipbuilders Ltd.	3,870	18,839
Meghmani Finechem Ltd.(1)	1,763	31,237
Meghmani Organics Ltd.	14,945	22,690
Metropolis Healthcare Ltd.	1,019	18,161
Minda Corp. Ltd.	3,029	8,469
Mindtree Ltd.	2,532	103,027
Mirza International Ltd.(1)	9,808	38,921
MOIL Ltd.	7,182	14,693
Motherson Sumi Wiring India Ltd.	33,006	33,533
Motilal Oswal Financial Services Ltd.	5,586	53,541
Mphasis Ltd.	4,694	123,487
MRF Ltd.	187	199,327
MSTC Ltd.	1,029	3,493
Multi Commodity Exchange of India Ltd.	1,228	19,674
Muthoot Finance Ltd.	5,694	74,599
Narayana Hrudayalaya Ltd.	3,375	29,508
Natco Pharma Ltd.	7,670	58,985
National Aluminium Co. Ltd.	92,483	92,095
Nava Ltd.	11,704	32,964
NBCC India Ltd.	65,976	28,228
NCC Ltd.	39,240	34,070
NELCO Ltd.	701	8,568
Neogen Chemicals Ltd.	823	15,183
NESCO Ltd.	711	5,105
Nestle India Ltd.	961	239,269
Neuland Laboratories Ltd.	579	9,151
Newgen Software Technologies Ltd.	1,964	9,582
NIIT Ltd.	9,326	40,127
Nippon Life India Asset Management Ltd.	6,940	26,097
NOCIL Ltd.	1,719	5,639
NTPC Ltd.	237,131	486,085
Oberoi Realty Ltd.	6,424	80,296
Oil & Natural Gas Corp. Ltd.	129,618	224,383
Oil India Ltd.	21,074	50,744
Olectra Greentech Ltd.(1)	3,191	24,528
OnMobile Global Ltd.	3,493	5,381
Oracle Financial Services Software Ltd.	2,052	81,068
Orient Cement Ltd.	17,095	25,509
Orient Electric Ltd.	9,374	30,384
35

Avantis Emerging Markets Equity Fund
	Shares	Value
Page Industries Ltd.	239	$152,271
Paisalo Digital Ltd.	11,790	11,032
PC Jeweller Ltd.(1)	24,410	21,653
PCBL Ltd.	19,120	32,679
Persistent Systems Ltd.	2,477	107,725
Petronet LNG Ltd.	85,800	236,701
Phoenix Mills Ltd.	2,284	39,944
PI Industries Ltd.	1,641	70,168
Pidilite Industries Ltd.	3,031	103,465
Piramal Enterprises Ltd.	4,189	55,273
Piramal Pharma Ltd.(1)	16,756	45,942
PNB Housing Finance Ltd.(1)	6,414	27,820
PNC Infratech Ltd.	10,165	35,859
Polycab India Ltd.	446	13,680
Polyplex Corp. Ltd.	2,781	74,391
Poonawalla Fincorp Ltd.	2,566	9,702
Power Finance Corp. Ltd.	10,140	15,115
Power Grid Corp. of India Ltd.	173,073	495,520
Praj Industries Ltd.	9,934	51,668
Prestige Estates Projects Ltd.	8,021	45,550
Pricol Ltd.(1)	15,569	33,489
Prince Pipes & Fittings Ltd.	1,925	14,031
Prism Johnson Ltd.(1)	6,392	10,038
Privi Speciality Chemicals Ltd.	426	7,367
Procter & Gamble Health Ltd.	56	2,954
PTC India Ltd.	20,398	21,534
Radico Khaitan Ltd.	4,520	58,853
Rain Industries Ltd.	2,672	6,579
Rajesh Exports Ltd.	5,055	37,247
Rallis India Ltd.	2,331	6,556
Ramco Cements Ltd.	7,339	69,248
Rashtriya Chemicals & Fertilizers Ltd.	15,657	19,259
Ratnamani Metals & Tubes Ltd.	1,240	28,862
Raymond Ltd.	6,204	73,914
RBL Bank Ltd.(1)	51,352	77,515
REC Ltd.	127,515	173,141
Redington India Ltd.	75,163	140,245
Relaxo Footwears Ltd.	2,718	33,910
Reliance Industrial Infrastructure Ltd.	626	7,938
Reliance Industries Ltd., GDR	27,300	1,793,412
Reliance Infrastructure Ltd.(1)	17,976	36,121
Reliance Power Ltd.(1)	326,382	67,803
Repco Home Finance Ltd.	1,964	6,030
Rhi Magnesita India Ltd.	2,629	19,331
Rupa & Co. Ltd.	2,495	10,635
Samvardhana Motherson International Ltd.	81,252	123,931
Sanofi India Ltd.	867	67,218
Sarda Energy & Minerals Ltd.	1,168	13,330
Saregama India Ltd.	1,980	9,903
SBI Cards & Payment Services Ltd.	2,749	31,521
SBI Life Insurance Co. Ltd.	8,184	135,247
36

Avantis Emerging Markets Equity Fund
	Shares	Value
Schaeffler India Ltd.	875	$33,116
Sharda Cropchem Ltd.	3,173	20,487
Share India Securities Ltd.	1,816	25,355
Shipping Corp. of India Ltd.	5,563	8,170
Shree Cement Ltd.	650	178,438
Shree Renuka Sugars Ltd.(1)	13,699	7,953
Shriram City Union Finance Ltd.	2,449	58,214
Shriram Transport Finance Co. Ltd.	19,066	320,010
Siemens Ltd.	1,247	44,773
SKF India Ltd.	1,718	104,253
Sobha Ltd.	3,140	27,191
Sonata Software Ltd.	7,907	70,010
South Indian Bank Ltd.(1)	51,265	5,253
Southern Petrochemical Industries Corp. Ltd.(1)	17,726	13,477
Spandana Sphoorty Financial Ltd.(1)	2,425	16,525
SRF Ltd.	5,107	161,166
Star Cement Ltd.(1)	7,215	8,553
State Bank of India, GDR	5,540	365,965
Sterling and Wilson Renewable(1)	4,243	15,659
Sterling Tools Ltd.	2,980	7,931
Sterlite Technologies Ltd.	13,985	29,820
Stove Kraft Ltd.(1)	1,472	11,197
Strides Pharma Science Ltd.(1)	2,601	10,700
Subex Ltd.(1)	6,461	2,991
Sudarshan Chemical Industries Ltd.	3,424	19,597
Sumitomo Chemical India Ltd.	4,396	26,841
Sun Pharma Advanced Research Co. Ltd.(1)	1,889	5,393
Sun Pharmaceutical Industries Ltd.	38,001	424,099
Sun TV Network Ltd.	7,009	43,778
Sundaram Finance Ltd.	691	18,109
Sundram Fasteners Ltd.	4,294	44,778
Sunflag Iron & Steel Co.(1)	6,118	6,716
Sunteck Realty Ltd.	3,995	23,653
Suprajit Engineering Ltd.	6,701	28,347
Supreme Industries Ltd.	4,071	99,920
Supreme Petrochem Ltd.	1,178	11,467
Surya Roshni Ltd.	797	4,888
Suven Pharmaceuticals Ltd.	9,498	58,173
Suzlon Energy Ltd.(1)	104,836	10,642
Tamil Nadu Newsprint & Papers Ltd.	7,235	23,010
Tamilnadu Petroproducts Ltd.	7,021	8,864
Tanla Platforms Ltd.	5,252	46,490
Tata Chemicals Ltd.	13,140	184,651
Tata Communications Ltd.	4,299	64,292
Tata Consultancy Services Ltd.	23,081	920,507
Tata Consumer Products Ltd.	5,037	50,909
Tata Elxsi Ltd.	1,108	123,591
Tata Investment Corp. Ltd.	995	19,897
Tata Motors Ltd., ADR(1)(2)	16,305	472,845
Tata Power Co. Ltd.	75,964	222,754
Tata Steel Long Products Ltd.	1,631	12,648
37

Avantis Emerging Markets Equity Fund
	Shares	Value
Tata Steel Ltd.	417,150	$560,067
TCI Express Ltd.	457	10,060
TeamLease Services Ltd.(1)	553	23,428
Tech Mahindra Ltd.	25,268	336,659
Tejas Networks Ltd.(1)	1,973	14,991
Texmaco Rail & Engineering Ltd.	26,769	16,655
Thermax Ltd.	4,851	146,028
Thirumalai Chemicals Ltd.	10,204	29,705
Thyrocare Technologies Ltd.	472	3,645
Tide Water Oil Co. India Ltd.	360	5,118
Time Technoplast Ltd.	12,032	17,829
Tinplate Co. of India Ltd.	3,598	14,129
Titagarh Wagons Ltd.(1)	11,407	24,275
Titan Co. Ltd.	4,187	135,677
Torrent Pharmaceuticals Ltd.	8,544	165,094
Torrent Power Ltd.	13,079	94,927
Transport Corp. of India Ltd.	1,642	14,607
Trident Ltd.	68,002	30,808
Triveni Engineering & Industries Ltd.	12,778	37,372
Triveni Turbine Ltd.	9,259	23,578
Tube Investments of India Ltd.	6,219	175,349
TV Today Network Ltd.	2,282	8,046
TV18 Broadcast Ltd.(1)	50,440	25,497
Uflex Ltd.	5,373	52,381
Ujjivan Financial Services Ltd.(1)	1,463	3,559
UltraTech Cement Ltd.	3,651	303,525
Union Bank of India Ltd.	17,616	9,248
United Spirits Ltd.(1)	12,264	123,963
UPL Ltd.	8,054	77,142
Usha Martin Ltd.	12,880	22,704
UTI Asset Management Co. Ltd.	2,788	28,580
V-Guard Industries Ltd.	2,008	5,678
VA Tech Wabag Ltd.(1)	2,681	8,800
Vaibhav Global Ltd.	1,025	4,427
Vakrangee Ltd.	31,841	10,984
Valiant Organics Ltd.(1)	1,671	12,365
Vardhman Textiles Ltd.	7,755	32,015
Varroc Engineering Ltd.(1)	5,823	24,889
Varun Beverages Ltd.	7,731	99,708
Vedanta Ltd.	52,624	176,365
Venky's India Ltd.	238	6,210
VIP Industries Ltd.	1,621	11,964
Vodafone Idea Ltd.(1)	232,783	26,102
Voltas Ltd.	1,275	15,876
VRL Logistics Ltd.	6,022	46,511
Welspun Corp. Ltd.	11,369	31,878
Welspun India Ltd.	20,423	19,581
West Coast Paper Mills Ltd.	2,196	17,221
Westlife Development Ltd.(1)	808	6,507
Whirlpool of India Ltd.	1,552	35,284
Wipro Ltd., ADR	26,591	133,221
38

Avantis Emerging Markets Equity Fund
	Shares	Value
Wockhardt Ltd.(1)	1,829	$5,469
Yes Bank Ltd.(1)	673,890	138,124
Zee Entertainment Enterprises Ltd.	65,242	207,858
Zen Technologies Ltd.	2,024	5,254
Zensar Technologies Ltd.	10,622	30,179
		41,986,752
Indonesia — 2.3%
Ace Hardware Indonesia Tbk PT	107,700	5,226
Adaro Energy Indonesia Tbk PT	973,100	231,984
Adhi Karya Persero Tbk PT(1)	82,400	4,494
Adi Sarana Armada Tbk PT(1)	73,600	7,230
Agung Podomoro Land Tbk PT(1)	80,200	643
AKR Corporindo Tbk PT	983,900	79,519
Alam Sutera Realty Tbk PT(1)	534,300	6,475
Aneka Gas Industri Tbk PT	86,700	12,205
Aneka Tambang Tbk	398,100	53,233
Astra Agro Lestari Tbk PT	40,600	25,025
Astra International Tbk PT	755,200	354,354
Bank BTPN Syariah Tbk PT	164,600	32,801
Bank Bukopin Tbk PT(1)	1,089,998	13,431
Bank Central Asia Tbk PT	684,800	378,162
Bank China Construction Bank Indonesia Tbk PT(1)	357,900	2,292
Bank Jago Tbk PT(1)	31,000	17,566
Bank Mandiri Persero Tbk PT	730,200	434,531
Bank Negara Indonesia Persero Tbk PT	270,200	154,977
Bank Pan Indonesia Tbk PT	266,100	35,774
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	248,200	23,241
Bank Pembangunan Daerah Jawa Timur Tbk PT	113,500	5,505
Bank Rakyat Indonesia Persero Tbk PT	1,289,997	376,717
Bank Syariah Indonesia Tbk PT	61,200	6,256
Bank Tabungan Negara Persero Tbk PT	374,000	37,892
Barito Pacific Tbk PT	254,400	14,044
BFI Finance Indonesia Tbk PT	479,000	40,304
Buana Lintas Lautan Tbk PT(1)	553,700	6,305
Bukit Asam Tbk PT	421,600	120,632
Bumi Serpong Damai Tbk PT(1)	433,000	26,803
Buyung Poetra Sembada PT	68,000	600
Charoen Pokphand Indonesia Tbk PT	212,200	83,991
Ciputra Development Tbk PT	808,700	51,732
Delta Dunia Makmur Tbk PT(1)	708,900	17,944
Dharma Satya Nusantara Tbk PT	370,800	12,600
Elnusa Tbk PT	183,200	3,927
Erajaya Swasembada Tbk PT	584,000	19,186
Gajah Tunggal Tbk PT(1)	82,900	3,824
Global Mediacom Tbk PT(1)	881,800	21,378
Harum Energy Tbk PT	81,000	9,265
Indah Kiat Pulp & Paper Tbk PT	174,200	97,578
Indika Energy Tbk PT	181,000	34,967
Indo Tambangraya Megah Tbk PT	50,300	133,234
Indocement Tunggal Prakarsa Tbk PT	60,200	38,284
Indofood CBP Sukses Makmur Tbk PT	49,400	27,649
39

Avantis Emerging Markets Equity Fund
	Shares	Value
Indofood Sukses Makmur Tbk PT	70,800	$29,702
Indosat Tbk PT	103,000	49,725
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	453,652	21,680
Japfa Comfeed Indonesia Tbk PT	274,200	29,261
Jasa Marga Persero Tbk PT(1)	147,500	34,164
Kalbe Farma Tbk PT	769,000	86,958
Kresna Graha Investama Tbk PT(1)	28,000	94
Link Net Tbk PT(1)	124,500	39,838
Lippo Karawaci Tbk PT(1)	765,000	5,924
Malindo Feedmill Tbk PT(1)	13,400	550
Matahari Department Store Tbk PT	145,500	37,588
Medco Energi Internasional Tbk PT	1,203,840	69,779
Media Nusantara Citra Tbk PT	624,400	38,454
Merdeka Copper Gold Tbk PT(1)	385,651	110,902
Mitra Adiperkasa Tbk PT(1)	1,020,400	69,331
Mitra Keluarga Karyasehat Tbk PT	306,200	54,852
Pabrik Kertas Tjiwi Kimia Tbk PT	93,100	42,454
Pacific Strategic Financial Tbk PT(1)	416,600	33,542
Pakuwon Jati Tbk PT	1,083,400	35,313
Panin Financial Tbk PT	1,013,700	26,079
Perusahaan Gas Negara Tbk PT	351,300	43,462
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	344,600	27,384
PP Persero Tbk PT(1)	159,800	10,858
PT Adaro Minerals Indonesia Tbk(1)	364,600	42,048
PT Blue Bird Tbk	139,500	13,011
PT Medikaloka Hermina Tbk	527,400	53,005
PT Sumber Alfaria Trijaya Tbk	938,300	137,707
PT Temas Tbk	125,900	20,630
Puradelta Lestari Tbk PT	105,100	1,246
Rimo International Lestari Tbk PT(1)	329,900	1,111
Salim Ivomas Pratama Tbk PT	44,700	1,373
Samudera Indonesia Tbk PT	117,400	20,425
Sarana Menara Nusantara Tbk PT	1,238,500	103,541
Sawit Sumbermas Sarana Tbk PT	400,700	37,947
Selamat Sempurna Tbk PT	68,200	5,765
Semen Indonesia Persero Tbk PT	182,300	80,952
Siloam International Hospitals Tbk PT	16,000	1,121
Smartfren Telecom Tbk PT(1)	3,336,600	22,257
Sri Rejeki Isman Tbk PT(1)	54,600	537
Steel Pipe Industry of Indonesia PT	274,200	5,540
Summarecon Agung Tbk PT	747,358	30,148
Surya Citra Media Tbk PT	945,000	14,380
Surya Esa Perkasa Tbk PT	52,700	3,953
Surya Semesta Internusa Tbk PT(1)	20,600	508
Telkom Indonesia Persero Tbk PT, ADR(2)	15,291	459,800
Timah Tbk PT	278,200	27,962
Tower Bersama Infrastructure Tbk PT	253,700	48,166
Transcoal Pacific Tbk PT	29,600	16,552
Tunas Baru Lampung Tbk PT	24,900	1,291
Unilever Indonesia Tbk PT	262,600	81,150
United Tractors Tbk PT	107,300	244,329
40

Avantis Emerging Markets Equity Fund
	Shares	Value
Vale Indonesia Tbk PT(1)	121,600	$49,840
Waskita Beton Precast Tbk PT(1)	48,300	309
Waskita Karya Persero Tbk PT(1)	384,292	14,602
Wijaya Karya Persero Tbk PT(1)	252,800	18,203
XL Axiata Tbk PT	243,300	43,080
		5,564,163
Malaysia — 1.9%
7-Eleven Malaysia Holdings Bhd, Class B	3,000	1,048
Aeon Co. M Bhd	118,600	38,804
AEON Credit Service M Bhd	500	1,572
Alliance Bank Malaysia Bhd	119,700	94,123
AMMB Holdings Bhd	108,800	101,124
Ann Joo Resources Bhd	16,600	3,859
Astro Malaysia Holdings Bhd	23,800	4,429
ATA IMS Bhd	14,300	893
Axiata Group Bhd	40,600	27,532
Bank Islam Malaysia Bhd	35,200	20,480
Berjaya Corp. Bhd(1)	18,096	968
Bermaz Auto Bhd	63,500	25,772
Beshom Holdings Bhd	2,076	689
Boustead Holdings Bhd(1)	112,300	16,311
Boustead Plantations Bhd	74,900	12,929
Bumi Armada Bhd(1)	305,000	28,032
Bursa Malaysia Bhd	27,900	39,873
Cahya Mata Sarawak Bhd	32,700	6,860
Capital A Bhd(1)	33,100	4,448
Careplus Group Bhd(1)	13,500	887
Carlsberg Brewery Malaysia Bhd	2,500	12,907
CIMB Group Holdings Bhd	166,248	198,811
Coastal Contracts Bhd(1)	3,400	1,395
Comfort Glove Bhd	6,800	712
CSC Steel Holdings Bhd	18,100	4,801
Cypark Resources Bhd(1)	15,400	1,295
Dagang NeXchange Bhd	250,700	47,293
Datasonic Group Bhd	28,200	3,275
Dayang Enterprise Holdings Bhd	17,100	4,130
Dialog Group Bhd	69,000	37,326
DiGi.Com Bhd	85,000	70,944
DRB-Hicom Bhd	29,900	9,594
Dufu Technology Corp. Bhd	2,800	1,763
Eco World Development Group Bhd	95,100	14,157
Econpile Holdings Bhd(1)	5,500	201
Ekovest Bhd(1)	134,300	11,482
Focus Dynamics Group Bhd(1)	55,800	246
Fraser & Neave Holdings Bhd	5,300	26,427
Frontken Corp. Bhd	31,000	18,790
Gamuda Bhd	152,015	129,526
Genting Bhd	118,100	123,436
Genting Malaysia Bhd	34,300	22,767
Genting Plantations Bhd	6,300	9,423
Globetronics Technology Bhd	12,200	3,401
41

Avantis Emerging Markets Equity Fund
	Shares	Value
Greatech Technology Bhd(1)	15,100	$11,933
HAP Seng Consolidated Bhd	16,900	26,223
Hartalega Holdings Bhd	108,100	40,023
Heineken Malaysia Bhd	9,800	51,520
Hengyuan Refining Co. Bhd(1)	5,300	6,271
Hextar Global Bhd	4,440	1,589
Hiap Teck Venture Bhd	125,000	7,729
Hibiscus Petroleum Bhd	304,300	71,293
Hong Leong Bank Bhd	13,300	61,905
Hong Leong Financial Group Bhd	8,500	36,743
Hong Leong Industries Bhd	400	816
IHH Healthcare Bhd	14,000	19,322
IJM Corp. Bhd	261,800	99,646
Inari Amertron Bhd	72,300	43,031
IOI Corp. Bhd	39,200	36,979
IOI Properties Group Bhd	41,800	9,213
JAKS Resources Bhd(1)	11,180	656
Jaya Tiasa Holdings Bhd(1)	104,500	14,273
Kossan Rubber Industries Bhd	136,100	30,625
KPJ Healthcare Bhd	33,800	6,594
KSL Holdings Bhd(1)	5,500	1,035
Kuala Lumpur Kepong Bhd	11,300	58,387
Land & General Bhd	29,900	697
LBS Bina Group Bhd	8,961	848
Leong Hup International Bhd(1)	5,600	609
Lii Hen Industries Bhd	4,200	813
Lotte Chemical Titan Holding Bhd	20,000	7,633
Luxchem Corp. Bhd	20,900	2,629
Mah Sing Group Bhd	51,600	7,011
Malakoff Corp. Bhd	6,800	1,052
Malayan Banking Bhd	115,921	231,900
Malayan Flour Mills Bhd	26,300	3,478
Malaysia Airports Holdings Bhd(1)	27,900	36,457
Malaysia Building Society Bhd	190,000	24,491
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	4,700	409
Malaysian Pacific Industries Bhd	2,600	17,457
Malaysian Resources Corp. Bhd	9,900	769
Matrix Concepts Holdings Bhd	12,200	6,175
Maxis Bhd	58,000	49,719
Media Prima Bhd	58,500	6,121
Mega First Corp. Bhd	4,200	3,398
MISC Bhd	64,900	102,687
MKH Bhd	2,900	814
MR DIY Group M Bhd	67,500	32,586
Muhibbah Engineering M Bhd(1)	2,000	193
My EG Services Bhd	132,900	23,565
Naim Holdings Bhd(1)	4,300	484
Nestle Malaysia Bhd	2,200	65,281
OCK Group Bhd	7,100	647
OSK Holdings Bhd	6,600	1,369
Padini Holdings Bhd	12,900	9,605
42

Avantis Emerging Markets Equity Fund
	Shares	Value
Paramount Corp. Bhd	3,400	$523
Perak Transit Bhd	5,566	1,083
PESTECH International Bhd	29,625	2,399
Petronas Chemicals Group Bhd	95,500	187,320
Petronas Dagangan Bhd	10,200	53,426
Petronas Gas Bhd	29,500	114,003
Poh Huat Resources Holdings Bhd	2,800	835
PPB Group Bhd	15,500	60,930
Press Metal Aluminium Holdings Bhd	39,400	41,760
Public Bank Bhd	476,700	500,554
QL Resources Bhd	31,850	36,298
Ranhill Utilities Bhd(1)	3,829	358
RHB Bank Bhd	94,085	120,220
Rubberex Corp. M Bhd(1)	61,100	5,512
Sam Engineering & Equipment M Bhd	2,400	2,318
Sapura Energy Bhd(1)	43,200	481
Sarawak Oil Palms Bhd	31,800	19,560
Scientex Bhd	22,400	17,605
Serba Dinamik Holdings Bhd(1)	4,000	26
Sime Darby Bhd	142,000	72,349
Sime Darby Plantation Bhd	115,200	114,509
Sime Darby Property Bhd	33,900	3,622
SP Setia Bhd Group	120,300	20,060
Sports Toto Bhd	7,474	3,015
Sunway Bhd	82,300	30,062
Sunway Construction Group Bhd	11,200	3,868
Supermax Corp. Bhd	208,043	33,845
Syarikat Takaful Malaysia Keluarga Bhd	18,100	13,445
Ta Ann Holdings Bhd	26,400	23,495
Telekom Malaysia Bhd	84,600	112,465
Tenaga Nasional Bhd	78,100	156,781
Thong Guan Industries Bhd	2,400	1,364
TIME dotCom Bhd	58,200	61,891
Tiong NAM Logistics Holdings(1)	26,900	3,719
Top Glove Corp. Bhd	238,700	42,738
Tropicana Corp. Bhd(1)	4,807	1,245
TSH Resources Bhd	77,200	19,080
Uchi Technologies Bhd	7,500	5,583
UEM Sunrise Bhd(1)	6,800	444
UMW Holdings Bhd	5,900	4,043
Unisem M Bhd	26,600	16,110
United Plantations Bhd	5,000	16,511
UWC Bhd	6,400	5,516
Velesto Energy Bhd(1)	250,600	4,710
ViTrox Corp. Bhd	4,000	6,357
Vizione Holdings Bhd(1)	5,100	68
VS Industry Bhd	66,800	14,948
Wah Seong Corp. Bhd(1)	16,200	2,417
WCT Holdings Bhd	7,446	712
Westports Holdings Bhd	38,900	30,168
Yinson Holdings Bhd	131,320	61,651
43

Avantis Emerging Markets Equity Fund
	Shares	Value
YTL Corp. Bhd	27,796	$3,652
YTL Power International Bhd	117,700	19,776
		4,534,868
Mexico — 2.3%
Alfa SAB de CV, Class A	158,700	100,278
Alpek SAB de CV	45,690	62,798
Alsea SAB de CV(1)	35,100	63,592
America Movil SAB de CV, Class L ADR	38,279	650,743
Arca Continental SAB de CV	12,800	86,636
Banco del Bajio SA	75,677	158,555
Becle SAB de CV	4,400	8,967
Bolsa Mexicana de Valores SAB de CV	10,700	19,274
Cemex SAB de CV, ADR(1)	24,287	90,833
Coca-Cola Femsa SAB de CV	36,405	222,245
Consorcio ARA SAB de CV	4,900	798
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)(2)	5,699	50,607
Corp. Inmobiliaria Vesta SAB de CV	45,700	84,497
El Puerto de Liverpool SAB de CV, Class C1	600	2,674
Fomento Economico Mexicano SAB de CV, ADR	3,422	214,594
GCC SAB de CV	11,000	63,210
Genomma Lab Internacional SAB de CV, Class B	94,200	76,963
Gentera SAB de CV	175,200	137,315
Gruma SAB de CV, B Shares	13,190	144,199
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,759	196,483
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,192	169,943
Grupo Aeroportuario del Sureste SAB de CV, ADR	817	172,771
Grupo Bimbo SAB de CV, Series A	35,600	119,930
Grupo Carso SAB de CV, Series A1	13,100	44,964
Grupo Comercial Chedraui SA de CV	33,500	95,063
Grupo Financiero Banorte SAB de CV, Class O	94,796	559,935
Grupo Financiero Inbursa SAB de CV, Class O(1)(2)	129,050	202,160
Grupo GICSA SAB de CV(1)	8,000	743
Grupo Industrial Saltillo SAB de CV	1,800	2,680
Grupo Mexico SAB de CV, Series B	126,594	476,931
Grupo Rotoplas SAB de CV(1)	1,969	2,690
Grupo Televisa SAB, ADR	36,065	228,291
Grupo Traxion SAB de CV(1)	18,200	20,136
Hoteles City Express SAB de CV(1)	1,300	237
Industrias Bachoco SAB de CV	700	2,767
Industrias Penoles SAB de CV	9,820	81,191
Kimberly-Clark de Mexico SAB de CV, A Shares	71,700	97,337
La Comer SAB de CV	32,900	55,572
Megacable Holdings SAB de CV	49,200	103,204
Nemak SAB de CV(1)	231,440	48,823
Orbia Advance Corp. SAB de CV	49,300	92,989
Promotora y Operadora de Infraestructura SAB de CV	14,300	100,614
Qualitas Controladora SAB de CV	23,200	101,626
Regional SAB de CV	4,890	26,437
Unifin Financiera SAB de CV(1)	222	19
Wal-Mart de Mexico SAB de CV	82,697	270,998
		5,513,312
44

Avantis Emerging Markets Equity Fund
	Shares	Value
Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR	27,211	$144,762
Credicorp Ltd.	1,766	227,620
Intercorp Financial Services, Inc.	3,602	77,659
Southern Copper Corp.	1,674	78,795
		528,836
Philippines — 0.9%
Aboitiz Equity Ventures, Inc.	79,690	79,482
Aboitiz Power Corp.	12,100	6,738
ACEN Corp.	112,530	14,986
Alliance Global Group, Inc.	166,000	29,644
Ayala Corp.	9,300	115,892
Ayala Land, Inc.	224,700	114,065
Ayalaland Logistics Holdings Corp.(1)	17,000	1,096
Bank of the Philippine Islands	57,660	97,352
BDO Unibank, Inc.	80,300	183,618
Cebu Air, Inc.(1)	6,390	4,679
Century Pacific Food, Inc.	41,200	18,197
Converge Information and Communications Technology Solutions, Inc.(1)	156,800	48,350
Cosco Capital, Inc.	51,700	3,971
DMCI Holdings, Inc.	350,700	59,252
DoubleDragon Corp.(1)	2,700	370
East West Banking Corp.	5,400	658
EEI Corp.(1)	5,000	298
Filinvest Land, Inc.	41,000	649
First Gen Corp.	22,300	7,330
Ginebra San Miguel, Inc.	1,300	2,456
Global Ferronickel Holdings, Inc.	171,000	7,147
Globe Telecom, Inc.	1,195	44,587
GT Capital Holdings, Inc.	5,870	50,276
Integrated Micro-Electronics, Inc.(1)	6,600	809
International Container Terminal Services, Inc.	35,900	115,622
JG Summit Holdings, Inc.	68,613	62,394
Jollibee Foods Corp.	19,830	84,521
Manila Electric Co.	5,510	29,510
Manila Water Co., Inc.	32,900	9,065
Max's Group, Inc.(1)	4,100	409
Megaworld Corp.	712,000	31,607
Metro Pacific Investments Corp.	758,000	50,297
Metropolitan Bank & Trust Co.	152,030	142,092
Monde Nissin Corp.(1)	229,500	67,355
Nickel Asia Corp.	273,100	27,670
Petron Corp.(1)	75,000	4,096
Pilipinas Shell Petroleum Corp.	1,600	596
PLDT, Inc., ADR(2)	4,443	129,202
Puregold Price Club, Inc.	65,600	39,948
Robinsons Land Corp.	91,300	30,486
Robinsons Retail Holdings, Inc.	34,190	36,484
Security Bank Corp.	57,680	92,202
Semirara Mining & Power Corp.	60,700	44,398
45

Avantis Emerging Markets Equity Fund
	Shares	Value
SM Investments Corp.	3,985	$58,822
SM Prime Holdings, Inc.	134,900	90,683
Universal Robina Corp.	32,640	70,844
Vista Land & Lifescapes, Inc.	62,800	2,251
Wilcon Depot, Inc.	52,200	27,827
		2,140,283
Poland — 0.7%
Alior Bank SA(1)	7,262	40,098
Allegro.eu SA(1)	1,485	7,789
AmRest Holdings SE(1)	2,830	11,937
Asseco Poland SA	1,398	21,313
Bank Millennium SA(1)	49,227	39,564
Bank Polska Kasa Opieki SA	5,325	73,667
CCC SA(1)	861	6,905
CD Projekt SA	3,015	53,767
Ciech SA(1)	2,368	16,116
Cyfrowy Polsat SA	4,067	16,773
Dino Polska SA(1)	1,264	92,213
Enea SA(1)	26,578	42,764
Eurocash SA(1)	2,586	6,331
Famur SA(1)	6,958	4,340
Grupa Azoty SA(1)	3,462	23,962
Jastrzebska Spolka Weglowa SA(1)	7,794	78,731
KGHM Polska Miedz SA	6,983	130,857
KRUK SA	388	24,947
LiveChat Software SA	1,024	22,707
LPP SA	45	81,028
Lubelski Wegiel Bogdanka SA	109	1,146
mBank SA(1)	675	31,010
Mercator Medical SA(1)	146	1,624
Neuca SA	24	3,767
Orange Polska SA	79,818	101,716
PGE Polska Grupa Energetyczna SA(1)	20,198	30,789
PKP Cargo SA(1)	196	546
Polski Koncern Naftowy ORLEN SA	20,956	271,427
Polskie Gornictwo Naftowe i Gazownictwo SA(1)	68,823	81,757
Powszechna Kasa Oszczednosci Bank Polski SA	10,611	52,933
Powszechny Zaklad Ubezpieczen SA	14,313	85,675
Santander Bank Polska SA	1,263	57,390
Tauron Polska Energia SA(1)	95,228	46,656
TEN Square Games SA	170	3,511
Warsaw Stock Exchange	783	5,726
XTB SA	4,908	22,775
		1,594,257
Russia(3)†
Gazprom PJSC(1)	309,544	1
Globaltrans Investment PLC, GDR	19,562	2
LUKOIL PJSC	14,461	—
Magnit PJSC, GDR(1)	3	—
Magnit PJSC	1,613	—
Mechel PJSC(1)	7,372	—
46

Avantis Emerging Markets Equity Fund
	Shares	Value
MMC Norilsk Nickel PJSC	849	—
MMC Norilsk Nickel PJSC, ADR	3	—
Mobile TeleSystems PJSC, ADR(1)	11,495	$1
Novatek PJSC, GDR	8,700	—
Novolipetsk Steel PJSC	60,580	—
O'Key Group SA, GDR	1,578	—
PhosAgro PJSC(1)	44	—
PhosAgro PJSC LI, GDR	2	—
PhosAgro PJSC RX	2,275	—
Ros Agro PLC, GDR	3,053	—
Rosneft Oil Co. PJSC	36,427	—
Severstal PAO, GDR(1)	6,837	1
Tatneft PJSC, ADR	10,228	1
VK Co. Ltd., GDR(1)	87	—
VTB Bank PJSC(1)	386,396,000	634
X5 Retail Group NV, GDR	2,570	—
		640
South Africa — 3.9%
Absa Group Ltd.	39,426	408,341
Adcock Ingram Holdings Ltd.	305	879
Advtech Ltd.	12,737	12,140
AECI Ltd.(2)	8,701	42,130
African Rainbow Minerals Ltd.	10,125	139,449
Afrimat Ltd.	756	2,200
Alexander Forbes Group Holdings Ltd.	4,775	1,312
Anglo American Platinum Ltd.	1,400	97,733
AngloGold Ashanti Ltd., ADR	21,208	285,884
Aspen Pharmacare Holdings Ltd.	19,235	165,071
Astral Foods Ltd.	7,442	89,739
Aveng Ltd.(1)	7,715	7,263
AVI Ltd.	22,005	94,516
Balwin Properties Ltd.	4,197	609
Barloworld Ltd.	16,801	85,517
Bid Corp. Ltd.	4,461	84,496
Bidvest Group Ltd.	8,951	112,127
Blue Label Telecoms Ltd.(1)	5,048	1,839
Brait PLC(1)	4,194	954
Capitec Bank Holdings Ltd.	1,630	193,816
Cashbuild Ltd.	488	6,476
City Lodge Hotels Ltd.(1)	2,646	658
Clicks Group Ltd.	9,263	161,053
Coronation Fund Managers Ltd.	13,375	24,623
Curro Holdings Ltd.(2)	896	559
Dis-Chem Pharmacies Ltd.	25,081	51,913
Discovery Ltd.(1)(2)	12,431	89,067
Distell Group Holdings Ltd.(1)	1,448	14,550
DRDGOLD Ltd.	20,138	10,912
EOH Holdings Ltd.(1)	1,194	374
Exxaro Resources Ltd.	10,826	137,926
Famous Brands Ltd.	293	973
FirstRand Ltd.	141,744	529,429
47

Avantis Emerging Markets Equity Fund
	Shares	Value
Foschini Group Ltd.	12,120	$89,726
Gold Fields Ltd., ADR	27,974	226,310
Grindrod Shipping Holdings Ltd.	2,188	51,489
Harmony Gold Mining Co. Ltd., ADR	38,478	100,428
Impala Platinum Holdings Ltd.	40,015	419,291
Investec Ltd.	14,076	66,093
Kaap Agri Ltd.	177	395
KAP Industrial Holdings Ltd.	178,079	47,175
Kumba Iron Ore Ltd.	2,452	54,286
Lewis Group Ltd.	508	1,417
Life Healthcare Group Holdings Ltd.	32,255	37,796
Massmart Holdings Ltd.(1)	4,582	15,546
Metair Investments Ltd.	1,914	2,952
MiX Telematics Ltd., ADR	83	664
Momentum Metropolitan Holdings	129,392	125,513
Motus Holdings Ltd.	16,603	112,511
Mpact Ltd.	965	1,604
Mr Price Group Ltd.	12,571	136,179
MTN Group Ltd.	56,441	408,522
MultiChoice Group	21,390	144,451
Murray & Roberts Holdings Ltd.(1)	1,453	756
Nampak Ltd.(1)	4,076	563
Naspers Ltd.,, N Shares	1,386	195,435
Nedbank Group Ltd.(2)	20,655	243,801
NEPI Rockcastle SA	24,508	130,592
Netcare Ltd.	121,001	103,674
Ninety One Ltd.	10,483	23,624
Northam Platinum Holdings Ltd.(1)	12,388	116,710
Oceana Group Ltd.(2)	464	1,485
Old Mutual Ltd.(2)	368,121	218,083
Omnia Holdings Ltd.	30,120	108,595
Pepkor Holdings Ltd.	20,522	24,097
Pick n Pay Stores Ltd.	22,957	82,848
PPC Ltd.(1)	125,428	18,646
Rand Merchant Investment Holdings Ltd.	43,611	68,843
Raubex Group Ltd.	5,921	12,058
Reinet Investments SCA	9,687	158,668
Remgro Ltd.	22,295	165,327
Reunert Ltd.	3,156	8,278
RFG Holdings Ltd.	1,040	612
RMB Holdings Ltd.(1)	8,812	927
Royal Bafokeng Platinum Ltd.	15,814	134,057
Sanlam Ltd.	47,525	147,748
Santam Ltd.	2,838	40,283
Sappi Ltd.(1)	75,826	202,122
Sasol Ltd., ADR(1)(2)	26,634	514,036
Shoprite Holdings Ltd.	11,215	152,076
Sibanye Stillwater Ltd., ADR(2)	36,825	330,689
SPAR Group Ltd.	7,714	70,400
Standard Bank Group Ltd.	39,718	354,427
Steinhoff International Holdings NV(1)	112,095	15,240
48

Avantis Emerging Markets Equity Fund
	Shares	Value
Sun International Ltd.(1)	488	$932
Telkom SA SOC Ltd.(1)	42,288	108,528
Thungela Resources Ltd.(2)	21,640	412,463
Tiger Brands Ltd.(2)	9,075	88,299
Transaction Capital Ltd.	9,016	19,824
Trencor Ltd.(1)	1,689	541
Truworths International Ltd.	30,638	102,171
Tsogo Sun Gaming Ltd.(1)	3,616	2,654
Tsogo Sun Hotels Ltd.(1)	3,866	833
Vodacom Group Ltd.	14,702	108,216
Wilson Bayly Holmes-Ovcon Ltd.	1,556	8,009
Woolworths Holdings Ltd.	31,006	101,154
Zeder Investments Ltd.(2)	8,750	923
		9,496,123
South Korea — 13.2%
ABLBio, Inc.(1)	1,967	33,291
Ace Technologies Corp.(1)	775	4,062
Advanced Process Systems Corp.	1,624	23,444
Aekyung Industrial Co. Ltd.	349	3,639
AfreecaTV Co. Ltd.	388	22,021
Agabang&Company(1)	2,113	6,632
Ahnlab, Inc.	230	14,314
Alteogen, Inc.(1)	180	8,487
Amorepacific Corp.	322	29,347
AMOREPACIFIC Group	1,483	38,389
Ananti, Inc.(1)	6,338	32,076
Aprogen pharmaceuticals, Inc.(1)	1,383	624
Aprogen, Inc.(1)	437	466
AptaBio Therapeutics, Inc.(1)	502	6,521
Asiana Airlines, Inc.(1)	3,845	43,260
BGF Co. Ltd.	616	1,853
BGF retail Co. Ltd.	779	93,308
BH Co. Ltd.	952	22,262
Binggrae Co. Ltd.	616	21,004
Bioneer Corp.(1)	1,389	30,998
BNC Korea Co. Ltd.(1)	1,241	10,142
BNK Financial Group, Inc.	28,603	142,623
Boditech Med, Inc.	953	7,707
Boryung	285	2,149
Bukwang Pharmaceutical Co. Ltd.	513	3,435
Byucksan Corp.	2,612	5,053
Cellid Co. Ltd.(1)	65	1,011
Celltrion Healthcare Co. Ltd.	392	20,978
Celltrion Pharm, Inc.(1)	252	14,658
Celltrion, Inc.	2,837	399,329
Chabiotech Co. Ltd.(1)	516	6,541
Cheil Worldwide, Inc.	4,386	71,507
Chong Kun Dang Pharmaceutical Corp.	789	50,452
Chongkundang Holdings Corp.	42	1,872
Chunbo Co. Ltd.	75	12,576
CJ CGV Co. Ltd.(1)	377	5,739
49

Avantis Emerging Markets Equity Fund
	Shares	Value
CJ CheilJedang Corp.	437	$132,559
CJ Corp.	1,535	89,310
CJ ENM Co. Ltd.	760	55,394
CJ Logistics Corp.(1)	623	54,912
Classys, Inc.	1,624	17,162
CMG Pharmaceutical Co. Ltd.(1)	803	1,680
Com2uSCorp	114	6,834
Cosmax, Inc.	1,131	52,639
CosmoAM&T Co. Ltd.(1)	253	12,082
COSON Co. Ltd.(1)	1,078	2,120
Coway Co. Ltd.	4,140	196,420
COWELL FASHION Co. Ltd.	866	4,244
Creative & Innovative System(1)	493	5,271
CrystalGenomics, Inc.(1)	1,166	3,162
CS Wind Corp.	558	28,429
Cuckoo Homesys Co. Ltd.	704	16,636
Daea TI Co. Ltd.(1)	824	2,214
Daeduck Electronics Co. Ltd.	4,805	105,368
Daesang Corp.	1,157	19,475
Daewon Pharmaceutical Co. Ltd.	395	4,811
Daewoo Engineering & Construction Co. Ltd.(1)	26,080	100,576
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	196	2,924
Daewoong Co. Ltd.	705	12,720
Daewoong Pharmaceutical Co. Ltd.	323	42,125
Daishin Securities Co. Ltd.	4,161	47,661
Daol Investment & Securities Co. Ltd.	5,885	20,081
Daou Data Corp.	2,016	18,179
Daou Technology, Inc.	2,270	31,740
Dawonsys Co. Ltd.	62	1,066
DB Financial Investment Co. Ltd.	1,678	6,218
DB HiTek Co. Ltd.	3,627	124,496
DB Insurance Co. Ltd.	5,455	242,932
Dentium Co. Ltd.	478	31,090
Devsisters Co. Ltd.	99	2,863
DGB Financial Group, Inc.	16,567	91,822
DIO Corp.(1)	562	11,201
DL E&C Co. Ltd.	3,312	100,526
DL Holdings Co. Ltd.	1,379	68,439
Dong-A Socio Holdings Co. Ltd.	122	9,872
Dong-A ST Co. Ltd.	223	9,363
Dongjin Semichem Co. Ltd.	2,768	70,626
DongKook Pharmaceutical Co. Ltd.	415	5,718
Dongkuk Steel Mill Co. Ltd.	8,738	85,600
Dongsuh Cos., Inc.	282	5,134
Dongwha Enterprise Co. Ltd.(1)	82	4,124
Dongwha Pharm Co. Ltd.	1,215	9,063
Dongwon Development Co. Ltd.	641	1,777
Dongwon F&B Co. Ltd.	93	10,746
Dongwon Industries Co. Ltd.	190	32,009
Dongwon Systems Corp.	217	8,721
Doosan Bobcat, Inc.	917	23,576
50

Avantis Emerging Markets Equity Fund
	Shares	Value
Doosan Enerbility Co. Ltd.(1)	8,853	$133,049
Doosan Tesna, Inc.	1,960	41,747
DoubleUGames Co. Ltd.	275	8,772
Douzone Bizon Co. Ltd.	812	21,762
Duk San Neolux Co. Ltd.(1)	569	15,202
E-MART, Inc.	1,032	74,921
Echo Marketing, Inc.	366	4,393
Ecopro BM Co. Ltd.	496	41,040
Ecopro Co. Ltd.	169	14,324
Ecopro HN Co. Ltd.	136	5,373
ENF Technology Co. Ltd.	240	5,176
Eo Technics Co. Ltd.	129	7,187
Eoflow Co. Ltd.(1)	486	6,930
Eugene Corp.	3,001	8,669
Eugene Investment & Securities Co. Ltd.	4,439	9,424
Eugene Technology Co. Ltd.	502	10,181
F&F Co. Ltd. / New	900	94,963
F&F Holdings Co. Ltd.	27	356
Fila Holdings Corp.	3,645	84,192
Fine Semitech Corp.	363	3,907
Foosung Co. Ltd.	1,807	21,616
GemVax & Kael Co. Ltd.(1)	680	6,862
Genexine, Inc.(1)	81	1,827
Giantstep, Inc.(1)	170	2,998
GOLFZON Co. Ltd.	448	44,033
Gradiant Corp.	604	8,364
Grand Korea Leisure Co. Ltd.(1)	242	2,871
Green Cross Corp.	41	5,005
Green Cross Holdings Corp.	435	6,087
GS Engineering & Construction Corp.	6,709	150,069
GS Holdings Corp.	5,649	193,942
GS Retail Co. Ltd.	4,711	89,054
HAESUNG DS Co. Ltd.	1,458	63,405
Halla Holdings Corp.	590	16,861
Hana Financial Group, Inc.	20,035	583,953
Hana Materials, Inc.	366	10,288
Hana Micron, Inc.(1)	3,236	30,665
Hanall Biopharma Co. Ltd.(1)	410	5,348
Handsome Co. Ltd.	2,251	47,464
Hanil Cement Co. Ltd.	730	8,276
Hanjin Kal Corp.(1)	187	7,359
Hanjin Transportation Co. Ltd.	337	6,455
Hankook Shell Oil Co. Ltd.	40	7,584
Hankook Tire & Technology Co. Ltd.	5,407	152,433
Hanmi Pharm Co. Ltd.	378	86,623
Hanmi Semiconductor Co. Ltd.	3,377	30,001
Hanon Systems	8,178	62,539
Hansae Co. Ltd.	1,736	20,363
Hansol Chemical Co. Ltd.	375	60,564
Hansol Paper Co. Ltd.	1,067	12,462
Hansol Technics Co. Ltd.(1)	1,045	4,705
51

Avantis Emerging Markets Equity Fund
	Shares	Value
Hanssem Co. Ltd.	322	$12,877
Hanwha Aerospace Co. Ltd.	3,100	187,542
Hanwha Corp.	3,440	81,349
Hanwha Corp., Preference Shares	729	8,655
Hanwha General Insurance Co. Ltd.(1)	2,607	9,122
Hanwha Investment & Securities Co. Ltd.	10,391	23,938
Hanwha Life Insurance Co. Ltd.(1)	37,675	64,634
Hanwha Solutions Corp.(1)	3,550	138,421
Hanwha Systems Co. Ltd.	2,295	26,482
Harim Holdings Co. Ltd.	7,758	48,239
HD Hyundai Co. Ltd.	5,366	251,951
HDC Holdings Co. Ltd.	1,750	9,075
HDC Hyundai Development Co-Engineering & Construction, E Shares	3,589	33,163
Hite Jinro Co. Ltd.	2,211	50,188
HJ Shipbuilding & Construction Co. Ltd.(1)	2,594	11,648
HK inno N Corp.	227	6,826
HLB Global Co. Ltd.(1)	807	4,911
HLB Life Science Co. Ltd.(1)	1,360	14,857
HLB, Inc.(1)	686	25,045
HMM Co. Ltd.	20,172	332,437
Hotel Shilla Co. Ltd.	1,180	64,639
HS Industries Co. Ltd.	1,315	4,882
Huchems Fine Chemical Corp.	1,424	22,503
Hugel, Inc.(1)	170	15,385
Humax Co. Ltd.(1)	1,601	4,756
Humedix Co. Ltd.	254	4,481
Huons Co. Ltd.	129	3,424
Huons Global Co. Ltd.	141	2,256
Hwaseung Enterprise Co. Ltd.	315	3,098
HYBE Co. Ltd.(1)	162	21,709
Hyosung Advanced Materials Corp.	134	42,005
Hyosung Chemical Corp.(1)	216	27,738
Hyosung Corp.	369	20,504
Hyosung Heavy Industries Corp.(1)	224	12,282
Hyosung TNC Corp.	224	52,093
Hyundai Autoever Corp.	426	37,993
Hyundai Bioscience Co. Ltd.(1)	581	14,892
Hyundai Construction Equipment Co. Ltd.	678	20,470
Hyundai Corp.	337	4,583
Hyundai Department Store Co. Ltd.	1,484	68,270
Hyundai Doosan Infracore Co. Ltd.(1)	5,579	25,525
Hyundai Electric & Energy System Co. Ltd.(1)	3,851	91,173
Hyundai Elevator Co. Ltd.	1,982	43,097
Hyundai Engineering & Construction Co. Ltd.	6,200	221,699
Hyundai Futurenet Co. Ltd.	2,521	5,052
Hyundai Glovis Co. Ltd.	1,796	235,324
Hyundai Greenfood Co. Ltd.	4,245	24,309
Hyundai Heavy Industries Co. Ltd.(1)	1,149	122,266
Hyundai Home Shopping Network Corp.	644	23,989
Hyundai Livart Furniture Co. Ltd.	429	3,492
52

Avantis Emerging Markets Equity Fund
	Shares	Value
Hyundai Marine & Fire Insurance Co. Ltd.	8,078	$189,493
Hyundai Mipo Dockyard Co. Ltd.(1)	294	23,339
Hyundai Mobis Co. Ltd.	1,598	254,838
Hyundai Motor Co.	5,134	745,879
Hyundai Rotem Co. Ltd.(1)	1,229	27,599
Hyundai Steel Co.	6,853	167,108
Hyundai Wia Corp.	564	31,742
i-SENS, Inc.	272	7,583
ICD Co. Ltd.	2,133	15,016
Iljin Diamond Co. Ltd.	93	1,537
Iljin Materials Co. Ltd.	319	17,481
Ilyang Pharmaceutical Co. Ltd.	2,125	34,417
iMarketKorea, Inc.	2,108	16,300
Industrial Bank of Korea	22,154	157,744
Innocean Worldwide, Inc.	782	24,727
Innox Advanced Materials Co. Ltd.	1,309	33,511
Inscobee, Inc.(1)	756	1,127
Insun ENT Co. Ltd.(1)	1,650	13,224
Interflex Co. Ltd.(1)	276	2,548
INTOPS Co. Ltd.	1,921	42,841
iNtRON Biotechnology, Inc.(1)	2,914	24,799
IS Dongseo Co. Ltd.	2,292	62,948
JB Financial Group Co. Ltd.	14,750	83,333
Jeil Pharmaceutical Co. Ltd.	24	377
Jeju Air Co. Ltd.(1)	190	2,191
Jin Air Co. Ltd.(1)	624	8,060
Jusung Engineering Co. Ltd.	4,806	56,515
JW Holdings Corp.	399	983
JW Pharmaceutical Corp.	2,377	38,635
JYP Entertainment Corp.	1,575	71,305
Kakao Corp.	4,437	240,945
Kakao Games Corp.(1)	699	27,264
KakaoBank Corp.(1)	897	18,163
Kangwon Land, Inc.(1)	1,592	31,389
KB Financial Group, Inc., ADR(2)	18,091	661,769
KC Co. Ltd.	435	5,822
KC Tech Co. Ltd.	493	5,946
KCC Corp.	306	66,818
KCC Glass Corp.	1,172	43,903
KEPCO Engineering & Construction Co., Inc.	229	12,465
KEPCO Plant Service & Engineering Co. Ltd.	1,281	39,314
KG Dongbu Steel Co. Ltd.	279	2,598
Kginicis Co. Ltd.	1,731	17,206
KH Feelux Co. Ltd.(1)	8,049	8,202
KH Vatec Co. Ltd.	1,906	26,837
Kia Corp.	14,356	860,467
KISCO Corp.	1,358	6,982
KIWOOM Securities Co. Ltd.	1,873	119,017
KMW Co. Ltd.(1)	276	6,555
Koentec Co. Ltd.	632	4,293
Koh Young Technology, Inc.	700	7,329
53

Avantis Emerging Markets Equity Fund
	Shares	Value
Kolmar BNH Co. Ltd.	169	$3,252
Kolmar Korea Co. Ltd.	104	2,957
Kolmar Korea Holdings Co. Ltd.	244	3,006
Kolon Industries, Inc.	1,544	60,015
KoMiCo Ltd.	1,114	38,550
Komipharm International Co. Ltd.(1)	185	975
KONA I Co. Ltd.(1)	716	8,611
Korea Aerospace Industries Ltd.	5,012	227,423
Korea Electric Power Corp., ADR(1)(2)	17,239	131,534
Korea Electric Terminal Co. Ltd.	609	30,163
Korea Gas Corp.	430	13,930
Korea Investment Holdings Co. Ltd.	4,226	178,189
Korea Line Corp.(1)	17,992	30,409
Korea Petrochemical Ind Co. Ltd.	318	28,725
Korea Real Estate Investment & Trust Co. Ltd.	3,951	4,788
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	2,976	214,781
Korea United Pharm, Inc.	247	4,526
Korea Zinc Co. Ltd.	260	130,059
Korean Air Lines Co. Ltd.(1)	13,827	274,813
Korean Reinsurance Co.	6,669	41,486
Krafton, Inc.(1)	204	37,266
KT Skylife Co. Ltd.	1,686	10,737
Kumho Petrochemical Co. Ltd.	1,757	169,475
Kumho Tire Co., Inc.(1)	3,469	8,959
Kwang Dong Pharmaceutical Co. Ltd.	671	3,328
Kyobo Securities Co. Ltd.	138	648
Kyung Dong Navien Co. Ltd.	141	4,538
L&C Bio Co. Ltd.	334	6,499
L&F Co. Ltd.(1)	331	56,138
LB Semicon, Inc.	1,686	11,558
LEENO Industrial, Inc.	638	67,903
LF Corp.	3,890	49,006
LG Chem Ltd.	847	396,478
LG Corp.	1,880	114,719
LG Display Co. Ltd., ADR(2)	37,882	216,685
LG Electronics, Inc.	4,246	317,728
LG Energy Solution Ltd.(1)	188	64,431
LG H&H Co. Ltd.	251	132,915
LG HelloVision Co. Ltd.	1,238	4,720
LG Innotek Co. Ltd.	1,145	291,469
LG Uplus Corp.	16,787	143,764
LIG Nex1 Co. Ltd.	595	46,931
Lock&Lock Co. Ltd.(1)	304	1,757
Lotte Chemical Corp.	703	91,281
Lotte Chilsung Beverage Co. Ltd.	381	43,839
Lotte Confectionery Co. Ltd.	165	15,370
Lotte Corp.	231	7,126
Lotte Data Communication Co.	464	9,287
LOTTE Fine Chemical Co. Ltd.	1,867	97,686
LOTTE Himart Co. Ltd.	116	1,357
Lotte Rental Co. Ltd.	1,895	50,334
54

Avantis Emerging Markets Equity Fund
	Shares	Value
Lotte Shopping Co. Ltd.	1,215	$89,183
LS Corp.	813	40,513
LS Electric Co. Ltd.	817	33,886
Lutronic Corp.	1,474	20,630
LVMC Holdings(1)	986	2,208
LX Hausys Ltd.	634	21,193
LX Holdings Corp.(1)	3,787	23,628
LX INTERNATIONAL Corp.	1,786	57,517
LX Semicon Co. Ltd.	992	69,796
Maeil Dairies Co. Ltd.	252	10,772
Mando Corp.	3,492	139,569
Medytox, Inc.(1)	163	14,845
MegaStudyEdu Co. Ltd.	837	48,689
Meritz Financial Group, Inc.	3,092	70,869
Meritz Fire & Marine Insurance Co. Ltd.	4,008	114,430
Meritz Securities Co. Ltd.	32,838	118,350
Mirae Asset Life Insurance Co. Ltd.	2,237	5,057
Mirae Asset Securities Co. Ltd.	19,540	95,293
Miwon Commercial Co. Ltd.	26	3,419
Myoung Shin Industrial Co. Ltd.(1)	421	6,785
Namhae Chemical Corp.	960	7,685
Namsun Aluminum Co. Ltd.(1)	4,341	7,236
Naturecell Co. Ltd.(1)	342	6,711
NAVER Corp.	2,003	355,426
NCSoft Corp.	319	89,643
Neowiz(1)	562	16,398
NEPES Corp.(1)	2,001	32,348
Netmarble Corp.	181	8,534
Nexen Tire Corp.	3,291	16,282
NEXTIN, Inc.	591	24,843
NH Investment & Securities Co. Ltd.	11,541	85,436
NHN Corp.(1)	938	17,616
NHN KCP Corp.(1)	1,223	11,496
NICE Holdings Co. Ltd.	1,626	16,558
NICE Information Service Co. Ltd.	1,931	20,647
NKMax Co. Ltd.(1)	576	7,925
NongShim Co. Ltd.	253	56,561
OCI Co. Ltd.	932	81,096
OliX Pharmaceuticals, Inc.(1)	206	3,265
OptoElectronics Solutions Co. Ltd.	81	1,347
Orion Corp./Republic of Korea	2,105	154,201
Orion Holdings Corp.	2,268	24,663
Osstem Implant Co. Ltd.	576	55,150
Ottogi Corp.	144	51,527
Pan Ocean Co. Ltd.	34,063	130,337
Paradise Co. Ltd.(1)	1,512	17,929
Park Systems Corp.	72	5,193
Partron Co. Ltd.	4,798	30,917
Pearl Abyss Corp.(1)	642	26,997
PharmaResearch Co. Ltd.	223	11,172
PI Advanced Materials Co. Ltd.	961	26,542
55

Avantis Emerging Markets Equity Fund
	Shares	Value
Poongsan Corp.	487	$11,247
POSCO Chemical Co. Ltd.	347	43,137
POSCO Holdings, Inc., ADR	12,950	608,909
Posco ICT Co. Ltd.	844	4,160
Posco International Corp.	2,436	48,626
PSK, Inc.	1,091	27,640
Pulmuone Co. Ltd.	627	6,427
S&S Tech Corp.	452	7,412
S-1 Corp.	691	30,003
S-Oil Corp.	2,420	183,557
Samchully Co. Ltd.	65	10,094
Samjin Pharmaceutical Co. Ltd.	249	4,599
Samsung Biologics Co. Ltd.(1)	357	222,039
Samsung C&T Corp.	1,987	177,910
Samsung Card Co. Ltd.	448	10,473
Samsung Electro-Mechanics Co. Ltd.	3,411	353,163
Samsung Electronics Co. Ltd., GDR	4,442	4,857,632
Samsung Engineering Co. Ltd.(1)	9,997	173,818
Samsung Fire & Marine Insurance Co. Ltd.	2,651	385,281
Samsung Heavy Industries Co. Ltd.(1)	54,769	243,001
Samsung Life Insurance Co. Ltd.	4,435	204,693
Samsung Pharmaceutical Co. Ltd.(1)	723	1,959
Samsung SDI Co. Ltd.	1,000	442,102
Samsung SDS Co. Ltd.	986	94,102
Samsung Securities Co. Ltd.	6,127	154,248
Samwha Capacitor Co. Ltd.	200	6,213
Samyang Corp.	176	5,325
Samyang Foods Co. Ltd.	395	32,807
Samyang Holdings Corp.	195	9,969
Sangsangin Co. Ltd.	4,184	26,620
SD Biosensor, Inc.	3,414	89,258
Seah Besteel Holdings Corp.	911	12,605
SeAH Steel Corp.	339	48,133
SeAH Steel Holdings Corp.	160	21,703
Sebang Global Battery Co. Ltd.	158	6,107
Seegene, Inc.	4,156	97,366
Seobu T&D	1,800	10,714
Seojin System Co. Ltd.	1,030	11,544
Seoul Semiconductor Co. Ltd.	5,788	49,512
Seoul Viosys Co. Ltd.	377	1,963
SFA Engineering Corp.	912	27,842
SFA Semicon Co. Ltd.(1)	2,124	8,095
Shin Poong Pharmaceutical Co. Ltd.(1)	78	1,618
Shinhan Financial Group Co. Ltd., ADR(2)	23,091	616,761
Shinsegae International, Inc.	1,719	35,638
Shinsegae, Inc.	780	129,274
Shinsung E&G Co. Ltd.(1)	2,421	4,388
Shinyoung Securities Co. Ltd.	132	5,606
SIMMTECH Co. Ltd.	2,906	83,297
SK Biopharmaceuticals Co. Ltd.(1)	1,017	54,071
SK Bioscience Co. Ltd.(1)	259	21,683
56

Avantis Emerging Markets Equity Fund
	Shares	Value
SK Chemicals Co. Ltd.	1,075	$77,930
SK D&D Co. Ltd.	398	7,933
SK Discovery Co. Ltd.	345	9,316
SK Gas Ltd.	126	10,922
SK Hynix, Inc.	22,212	1,561,680
SK IE Technology Co. Ltd.(1)	232	14,271
SK Innovation Co. Ltd.(1)	1,073	151,052
SK Networks Co. Ltd.	21,603	73,043
SK Securities Co. Ltd.	31,975	17,929
SK Telecom Co. Ltd., ADR	5,221	111,468
SK, Inc.	1,039	179,715
SKC Co. Ltd.	731	65,688
SL Corp.	1,283	36,574
SM Entertainment Co. Ltd.	586	30,074
SNT Motiv Co. Ltd.	434	15,620
SOLUM Co. Ltd.(1)	448	6,873
Songwon Industrial Co. Ltd.	1,219	17,153
Soulbrain Co. Ltd.	232	37,270
Soulbrain Holdings Co. Ltd.	101	1,697
SPC Samlip Co. Ltd.	100	6,020
ST Pharm Co. Ltd.	132	9,636
STIC Investments, Inc.	700	3,895
Studio Dragon Corp.(1)	147	8,277
Suheung Co. Ltd.	280	7,281
Taeyoung Engineering & Construction Co. Ltd.	1,144	5,438
TES Co. Ltd.	1,403	20,695
TK Corp.	771	11,117
Tokai Carbon Korea Co. Ltd.	392	32,573
Tongyang Life Insurance Co. Ltd.	4,796	20,104
Tongyang, Inc.	3,527	2,956
Toptec Co. Ltd.(1)	247	1,485
TSE Co. Ltd.	162	6,956
TY Holdings Co. Ltd.(1)	1,322	16,620
Unid Co. Ltd.	507	39,153
Unison Co. Ltd.(1)	4,003	8,093
UniTest, Inc.(1)	329	4,737
Value Added Technology Co. Ltd.	1,055	26,322
Vaxcell-Bio Therapeutics Co. Ltd.(1)	86	4,536
Vieworks Co. Ltd.	344	10,136
Webzen, Inc.(1)	493	6,788
Wemade Co. Ltd.	705	32,268
Winix, Inc.	383	3,530
WiSoL Co. Ltd.	935	6,072
Wonik Holdings Co. Ltd.(1)	908	2,555
WONIK IPS Co. Ltd.	1,371	28,372
Wonik Materials Co. Ltd.	174	3,932
Wonik QnC Corp.	1,985	40,247
Woongjin Thinkbig Co. Ltd.	2,317	4,442
Woori Financial Group, Inc.	41,559	375,940
Woori Investment Bank Co. Ltd.	18,555	12,211
Woori Technology Investment Co. Ltd.(1)	6,780	29,437
57

Avantis Emerging Markets Equity Fund
	Shares	Value
Youngone Corp.	1,635	$54,134
Youngone Holdings Co. Ltd.	707	27,857
Yuanta Securities Korea Co. Ltd.	8,160	17,347
Yuhan Corp.	728	30,788
Zinus, Inc.	287	9,257
		31,905,053
Taiwan — 17.1%
Abico Avy Co. Ltd.	6,020	4,498
Ability Enterprise Co. Ltd.	22,000	16,798
AcBel Polytech, Inc.	24,000	23,672
Accton Technology Corp.	5,000	46,043
Acer, Inc.	220,000	158,009
ACES Electronic Co. Ltd.	7,514	9,141
Acon Holding, Inc.(1)	30,465	17,291
Acter Group Corp. Ltd.	5,000	34,744
Advanced Analog Technology, Inc.	2,000	3,341
Advanced International Multitech Co. Ltd.	16,000	53,087
Advanced Power Electronics Corp.	6,000	22,638
Advantech Co. Ltd.	6,099	65,064
AGV Products Corp.	14,000	4,563
Airmate Cayman International Co. Ltd.	1,060	673
Airtac International Group(1)	2,046	54,861
Alcor Micro Corp.	4,000	5,075
Alexander Marine Co. Ltd.	4,000	40,693
Allied Circuit Co. Ltd.	2,000	8,062
Allied Supreme Corp.	3,000	38,647
Allis Electric Co. Ltd.	2,315	2,567
Alltek Technology Corp.	8,013	9,907
Alltop Technology Co. Ltd.	3,500	17,545
Alpha Networks, Inc.	5,773	5,923
Altek Corp.	7,000	8,545
Amazing Microelectronic Corp.	7,000	25,016
Ampire Co. Ltd.	2,000	1,684
AMPOC Far-East Co. Ltd.	2,000	2,760
AmTRAN Technology Co. Ltd.	50,292	20,994
Anji Technology Co. Ltd.	5,000	9,420
Anpec Electronics Corp.	5,000	22,864
Apacer Technology, Inc.	1,000	1,325
APAQ Technology Co. Ltd.	3,000	3,925
APCB, Inc.	2,000	1,105
Apex International Co. Ltd.	14,000	28,190
Arcadyan Technology Corp.	7,000	26,329
Ardentec Corp.	40,000	59,725
Argosy Research, Inc.	4,155	10,083
ASE Technology Holding Co. Ltd., ADR	72,205	415,901
Asia Cement Corp.	167,000	236,410
Asia Optical Co., Inc.	2,000	4,292
Asia Pacific Telecom Co. Ltd.(1)	28,621	6,575
Asia Polymer Corp.	47,353	42,439
Asia Vital Components Co. Ltd.	22,000	77,496
ASolid Technology Co. Ltd.	2,000	5,536
58

Avantis Emerging Markets Equity Fund
	Shares	Value
ASROCK, Inc.	2,000	$6,271
Asustek Computer, Inc.	36,000	299,557
Aten International Co. Ltd.	2,000	5,129
Audix Corp.	1,000	1,653
AUO Corp.(2)	620,800	338,975
AURAS Technology Co. Ltd.	5,000	25,219
Avermedia Technologies	8,800	6,969
Bafang Yunji International Co. Ltd.	5,000	26,907
Bank of Kaohsiung Co. Ltd.	51,814	23,619
Basso Industry Corp.	17,000	23,572
BenQ Materials Corp.	17,000	17,671
BES Engineering Corp.	164,000	50,253
Bin Chuan Enterprise Co. Ltd.	2,000	1,808
Bora Pharmaceuticals Co. Ltd.	3,301	36,688
Brighton-Best International Taiwan, Inc.	31,000	34,914
C Sun Manufacturing Ltd.	7,354	11,321
Capital Securities Corp.	136,000	53,100
Career Technology MFG. Co. Ltd.(1)	52,020	44,877
Catcher Technology Co. Ltd.(1)	54,000	327,337
Cathay Financial Holding Co. Ltd.	305,000	443,722
Cayman Engley Industrial Co. Ltd.	2,000	4,939
Central Reinsurance Co. Ltd.	21,000	14,673
Century Iron & Steel Industrial Co. Ltd.	7,000	19,967
Chailease Holding Co. Ltd.	15,146	97,248
ChainQui Construction Development Co. Ltd.(1)	2,200	1,129
Champion Building Materials Co. Ltd.	25,000	7,695
Champion Microelectronic Corp.	4,000	6,616
Chang Hwa Commercial Bank Ltd.	281,236	162,445
Chang Wah Electromaterials, Inc.	39,000	44,313
Chang Wah Technology Co. Ltd.	2,500	2,977
Channel Well Technology Co. Ltd.	2,000	2,009
Charoen Pokphand Enterprise	12,100	31,970
CHC Healthcare Group	9,000	13,703
Chen Full International Co. Ltd.(1)	4,000	5,109
Cheng Loong Corp.	55,000	50,954
Cheng Mei Materials Technology Corp.(1)	48,000	16,923
Cheng Shin Rubber Industry Co. Ltd.	141,000	163,341
Cheng Uei Precision Industry Co. Ltd.	21,000	25,606
Chia Chang Co. Ltd.	5,000	6,160
Chia Hsin Cement Corp.	2,000	1,188
Chicony Electronics Co. Ltd.	28,000	74,752
Chicony Power Technology Co. Ltd.	4,000	9,291
Chin-Poon Industrial Co. Ltd.	44,000	44,826
China Airlines Ltd.(2)	216,000	159,781
China Bills Finance Corp.	46,000	24,511
China Chemical & Pharmaceutical Co. Ltd.	29,000	21,740
China Development Financial Holding Corp., Preference Shares	80,081	22,289
China Development Financial Holding Corp.	676,760	295,672
China Electric Manufacturing Corp.	28,000	15,767
China General Plastics Corp.	26,805	20,716
China Man-Made Fiber Corp.	82,000	22,008
59

Avantis Emerging Markets Equity Fund
	Shares	Value
China Metal Products	1,000	$975
China Motor Corp.	17,000	25,864
China Petrochemical Development Corp.	262,690	87,967
China Steel Chemical Corp.	8,000	30,608
China Steel Corp.	418,000	395,874
China Wire & Cable Co. Ltd.	22,000	19,007
Chinese Maritime Transport Ltd.	7,000	8,845
Ching Feng Home Fashions Co. Ltd.	1,000	605
Chipbond Technology Corp.(2)	74,000	138,114
ChipMOS Technologies, Inc.	76,000	88,561
Chlitina Holding Ltd.	4,000	22,550
Chong Hong Construction Co. Ltd.	2,000	4,870
Chroma ATE, Inc.	21,000	128,867
Chun Yuan Steel Industry Co. Ltd.	32,000	17,444
Chung Hwa Chemical Industrial Works Ltd.	6,000	6,412
Chung Hwa Pulp Corp.	19,000	11,373
Chung-Hsin Electric & Machinery Manufacturing Corp.	58,000	125,332
Chunghwa Precision Test Tech Co. Ltd.	2,000	30,126
Chunghwa Telecom Co. Ltd., ADR	9,721	386,118
Cleanaway Co. Ltd.	6,000	34,773
Clevo Co.	25,000	28,265
CMC Magnetics Corp.(1)	62,000	16,255
Co-Tech Development Corp.	17,000	23,818
Compal Electronics, Inc.	306,000	227,837
Compeq Manufacturing Co. Ltd.	107,000	183,485
Concord International Securities Co. Ltd.	13,780	5,228
Concord Securities Co. Ltd.	40,028	14,263
Concraft Holding Co. Ltd.	3,000	1,511
Continental Holdings Corp.	56,000	54,871
Contrel Technology Co. Ltd.	13,000	6,723
Coretronic Corp.	21,000	43,064
CTBC Financial Holding Co. Ltd.	749,000	573,701
CTCI Corp.	62,000	91,456
CviLux Corp.	4,000	5,091
CyberTAN Technology, Inc.(2)	25,000	24,323
DA CIN Construction Co. Ltd.	25,000	25,220
Darfon Electronics Corp.	12,000	16,194
Darwin Precisions Corp.(1)	23,000	7,726
Daxin Materials Corp.	6,000	14,390
Delta Electronics, Inc.	17,000	145,548
Depo Auto Parts Ind Co. Ltd.	15,000	40,694
Dimerco Express Corp.	17,240	45,413
DONPON PRECISION, Inc.	10,000	6,931
Dr Wu Skincare Co. Ltd.	3,000	9,504
Dyaco International, Inc.	1,000	1,423
Dynamic Holding Co. Ltd.	27,274	18,056
Dynapack International Technology Corp.	9,000	23,449
E Ink Holdings, Inc.	5,000	38,879
E-LIFE MALL Corp.	1,000	2,742
E.Sun Financial Holding Co. Ltd.	225,300	207,593
Eastern Media International Corp.	12,825	10,202
60

Avantis Emerging Markets Equity Fund
	Shares	Value
Eclat Textile Co. Ltd.	1,000	$14,483
eGalax_eMPIA Technology, Inc.	2,142	4,431
Egis Technology, Inc.	2,000	5,267
Elan Microelectronics Corp.	28,000	88,552
Elite Advanced Laser Corp.	8,000	12,050
Elite Material Co. Ltd.	17,000	89,482
Elite Semiconductor Microelectronics Technology, Inc.	18,000	46,309
Elitegroup Computer Systems Co. Ltd.	35,000	29,967
eMemory Technology, Inc.	2,000	89,449
ENE Technology, Inc.	5,000	5,276
ENNOSTAR, Inc.	59,325	99,656
Eson Precision Ind Co. Ltd.	1,000	2,053
Eternal Materials Co. Ltd.	18,000	19,960
Eva Airways Corp.(2)	202,000	221,063
Evergreen International Storage & Transport Corp.	36,000	34,978
Evergreen Marine Corp. Taiwan Ltd.	122,000	349,617
EVERGREEN Steel Corp.	15,000	30,168
Everlight Chemical Industrial Corp.	26,000	17,917
Everlight Electronics Co. Ltd.	54,000	69,378
Excellence Opto, Inc.	2,000	1,622
Excelliance Mos Corp.	2,000	8,425
Excelsior Medical Co. Ltd.	12,600	28,010
Far Eastern Department Stores Ltd.	15,000	9,972
Far Eastern International Bank	189,883	76,423
Far Eastern New Century Corp.	239,000	256,103
Far EasTone Telecommunications Co. Ltd.	112,000	274,686
Faraday Technology Corp.(2)	14,000	84,529
Farglory F T Z Investment Holding Co. Ltd.	12,000	20,525
Farglory Land Development Co. Ltd.	27,000	56,444
Federal Corp.(1)	9,000	6,315
Feedback Technology Corp.	3,000	8,196
Feng Hsin Steel Co. Ltd.	12,000	26,287
Feng TAY Enterprise Co. Ltd.	1,200	6,732
Firich Enterprises Co. Ltd.	9,630	10,891
First Financial Holding Co. Ltd.	496,138	430,439
First Steamship Co. Ltd.(1)	79,350	24,937
FIT Holding Co. Ltd.	9,000	8,452
Fitipower Integrated Technology, Inc.	5,451	22,528
Fittech Co. Ltd.	5,000	20,058
FLEXium Interconnect, Inc.(1)	40,000	122,224
Flytech Technology Co. Ltd.	11,000	30,654
FocalTech Systems Co. Ltd.(2)	8,900	22,234
Forcecon Tech Co. Ltd.	3,559	7,207
Formosa Advanced Technologies Co. Ltd.	5,000	6,337
Formosa Chemicals & Fibre Corp.	137,000	307,784
Formosa International Hotels Corp.	4,000	22,730
Formosa Laboratories, Inc.	4,000	7,836
Formosa Optical Technology Co. Ltd.	1,000	1,936
Formosa Petrochemical Corp.	10,000	27,411
Formosa Plastics Corp.	161,000	480,037
Formosa Sumco Technology Corp.	2,000	11,838
61

Avantis Emerging Markets Equity Fund
	Shares	Value
Formosa Taffeta Co. Ltd.	63,000	$56,940
Formosan Rubber Group, Inc.	13,000	9,427
Formosan Union Chemical	30,000	24,269
Founding Construction & Development Co. Ltd.	2,000	1,252
Foxconn Technology Co. Ltd.	62,000	102,505
Foxsemicon Integrated Technology, Inc.	5,000	33,335
Franbo Lines Corp.	12,966	8,367
FSP Technology, Inc.	5,000	6,467
Fubon Financial Holding Co. Ltd.	274,364	514,446
Fulgent Sun International Holding Co. Ltd.	3,042	18,822
Full Wang International Development Co. Ltd.	2,000	813
Fulltech Fiber Glass Corp.	14,419	6,781
Fusheng Precision Co. Ltd.	2,000	12,924
G Shank Enterprise Co. Ltd.	9,000	17,375
Gallant Precision Machining Co. Ltd.	7,000	6,202
Gamania Digital Entertainment Co. Ltd.	16,000	31,754
GEM Services, Inc.	3,000	7,621
Gemtek Technology Corp.	45,000	46,587
General Interface Solution Holding Ltd.	30,000	78,855
Generalplus Technology, Inc.	4,000	7,468
GeneReach Biotechnology Corp.	4,000	11,948
Genius Electronic Optical Co. Ltd.	4,000	58,274
Getac Holdings Corp.	12,000	18,677
Giant Manufacturing Co. Ltd.	6,000	46,868
Gigabyte Technology Co. Ltd.	24,000	66,939
Global Brands Manufacture Ltd.	23,200	22,019
Global Lighting Technologies, Inc.	5,000	9,652
Global Mixed Mode Technology, Inc.	4,000	19,433
Global PMX Co. Ltd.	4,000	20,550
Global Unichip Corp.	5,000	87,666
Globalwafers Co. Ltd.	8,000	126,567
Globe Union Industrial Corp.(1)	2,000	835
Gloria Material Technology Corp.	30,000	27,870
Gold Circuit Electronics Ltd.	29,000	78,862
Goldsun Building Materials Co. Ltd.	80,990	67,157
Gourmet Master Co. Ltd.	3,000	9,948
Grand Fortune Securities Co. Ltd.	9,391	4,877
Grand Pacific Petrochemical	76,000	46,676
Grand Process Technology Corp.	1,000	9,319
Grape King Bio Ltd.	6,000	29,298
Great Tree Pharmacy Co. Ltd.	3,260	32,947
Great Wall Enterprise Co. Ltd.	17,304	27,916
Greatek Electronics, Inc.	33,000	63,986
Group Up Industrial Co. Ltd.	3,000	8,905
GTM Holdings Corp.	2,000	1,650
Hai Kwang Enterprise Corp.	12,000	8,707
Hannstar Board Corp.	40,301	43,084
HannStar Display Corp.	163,000	63,374
HannsTouch Solution, Inc.	53,000	18,936
Harmony Electronics Corp.	5,000	6,113
Harvatek Corp.	11,000	7,128
62

Avantis Emerging Markets Equity Fund
	Shares	Value
Heran Co. Ltd.	2,000	$7,307
Highlight Tech Corp.	7,000	12,594
Highwealth Construction Corp.	1,100	1,744
Hiroca Holdings Ltd.	4,000	7,305
Hitron Technology, Inc.	3,000	2,866
Hiwin Technologies Corp.	18,675	126,048
Ho Tung Chemical Corp.	81,000	24,812
Hocheng Corp.	27,000	9,697
Hold-Key Electric Wire & Cable Co. Ltd.	7,200	3,074
Holiday Entertainment Co. Ltd.	1,000	1,798
Holtek Semiconductor, Inc.	13,000	31,403
Holy Stone Enterprise Co. Ltd.	10,000	29,193
Hon Hai Precision Industry Co. Ltd.	519,000	1,848,044
Hong Pu Real Estate Development Co. Ltd.(1)	2,000	1,516
Hong TAI Electric Industrial	19,000	10,520
Hong YI Fiber Industry Co.	2,000	1,238
Horizon Securities Co. Ltd.	19,080	7,100
Hota Industrial Manufacturing Co. Ltd.	2,147	6,158
Hotai Finance Co. Ltd.	18,000	61,715
Hotai Motor Co. Ltd.	9,000	180,339
Hsing TA Cement Co.	2,000	1,173
HTC Corp.(1)	9,000	18,149
Hu Lane Associate, Inc.	4,025	21,762
Hua Nan Financial Holdings Co. Ltd.	371,572	282,028
Huaku Development Co. Ltd.	9,000	27,404
Huang Hsiang Construction Corp.	14,000	21,053
Hung Ching Development & Construction Co. Ltd.	2,000	1,454
Hung Sheng Construction Ltd.	16,920	14,334
Hycon Technology Corp.	2,100	4,918
I-Sheng Electric Wire & Cable Co. Ltd.	1,000	1,392
IBF Financial Holdings Co. Ltd.	162,839	71,275
Ichia Technologies, Inc.	16,000	8,077
IEI Integration Corp.	3,000	7,360
Infortrend Technology, Inc.	23,000	12,404
Innolux Corp.	780,000	307,236
Inpaq Technology Co. Ltd.	5,000	8,753
Integrated Service Technology, Inc.(1)	5,000	11,035
International CSRC Investment Holdings Co.	60,000	40,877
International Games System Co. Ltd.	14,000	170,700
Inventec Corp.	157,000	118,860
ITE Technology, Inc.	18,000	41,155
ITEQ Corp.	15,000	33,210
Jarllytec Co. Ltd.	3,000	6,610
Jess-Link Products Co. Ltd.	10,000	12,874
Jih Lin Technology Co. Ltd.	2,000	5,568
Jinan Acetate Chemical Co. Ltd.	6,000	25,018
Joinsoon Electronics Manufacturing Co. Ltd.(1)	10,000	7,628
K Laser Technology, Inc.	2,000	1,237
Kaimei Electronic Corp.	3,000	5,688
Kaori Heat Treatment Co. Ltd.	8,000	29,749
KEE TAI Properties Co. Ltd.	42,000	19,912
63

Avantis Emerging Markets Equity Fund
	Shares	Value
Kenda Rubber Industrial Co. Ltd.	17,040	$19,440
Kenmec Mechanical Engineering Co. Ltd.(1)	27,000	29,418
Kerry TJ Logistics Co. Ltd.	23,000	30,865
Kindom Development Co. Ltd.	26,400	24,439
King Yuan Electronics Co. Ltd.	118,000	143,740
King's Town Bank Co. Ltd.	77,000	88,820
Kinik Co.	12,000	61,888
Kinpo Electronics	53,000	23,331
Kinsus Interconnect Technology Corp.(2)	17,000	67,526
KMC Kuei Meng International, Inc.	2,000	10,706
KNH Enterprise Co. Ltd.	4,000	2,487
KS Terminals, Inc.	1,000	2,723
Kung Long Batteries Industrial Co. Ltd.	2,000	9,245
Kung Sing Engineering Corp.	4,400	1,010
Kuo Toong International Co. Ltd.	13,000	9,914
Kuo Yang Construction Co. Ltd.	4,545	2,935
L&K Engineering Co. Ltd.	5,000	5,309
LandMark Optoelectronics Corp.	6,000	34,653
Lanner Electronics, Inc.	3,000	6,776
Largan Precision Co. Ltd.	5,000	318,051
Leadtek Research, Inc.(1)	4,000	4,963
Lealea Enterprise Co. Ltd.	23,000	8,638
Lelon Electronics Corp.	2,000	3,812
Lemtech Holdings Co. Ltd.	2,299	7,563
Li Peng Enterprise Co. Ltd.(1)	34,000	10,280
Lian HWA Food Corp.	4,884	12,059
Lien Hwa Industrial Holdings Corp.	1,339	2,497
Lingsen Precision Industries Ltd.	32,000	16,624
Lite-On Technology Corp.	55,000	118,362
Long Da Construction & Development Corp.	2,000	1,429
Longchen Paper & Packaging Co. Ltd.	27,591	14,909
Lotes Co. Ltd.	4,038	95,733
Lotus Pharmaceutical Co. Ltd.(1)	9,000	50,949
Lucky Cement Corp.	9,000	3,211
Lumax International Corp. Ltd.	1,000	2,273
Lung Yen Life Service Corp.	23,000	31,517
Macauto Industrial Co. Ltd.	2,000	4,424
Machvision, Inc.	2,000	10,025
Macroblock, Inc.	3,000	11,527
Macronix International Co. Ltd.(2)	175,000	187,839
MacroWell OMG Digital Entertainment Co. Ltd.	3,000	9,362
Makalot Industrial Co. Ltd.	10,000	58,758
Marketech International Corp.	6,000	24,227
Materials Analysis Technology, Inc.	3,000	12,118
MediaTek, Inc.	19,000	411,098
Mega Financial Holding Co. Ltd.	172,200	201,978
Megaforce Co. Ltd.	9,000	6,428
Meiloon Industrial Co.	2,000	1,372
Mercuries & Associates Holding Ltd.	10,400	6,180
Mercuries Life Insurance Co. Ltd.(1)	159,052	37,103
Merry Electronics Co. Ltd.	3,000	8,286
64

Avantis Emerging Markets Equity Fund
	Shares	Value
Micro-Star International Co. Ltd.	17,000	$63,642
MIN AIK Technology Co. Ltd.	12,000	7,788
Mitac Holdings Corp.	57,840	53,177
Mobiletron Electronics Co. Ltd.(1)	1,000	2,043
momo.com, Inc.	1,560	36,991
MOSA Industrial Corp.	8,000	7,988
Mosel Vitelic, Inc.	18,000	24,105
MPI Corp.	4,000	12,664
Namchow Holdings Co. Ltd.	5,000	7,524
Nan Liu Enterprise Co. Ltd.	1,000	2,813
Nan Pao Resins Chemical Co. Ltd.	1,000	4,635
Nan Ren Lake Leisure Amusement Co. Ltd.	2,000	805
Nan Ya Plastics Corp.	176,000	395,331
Nan Ya Printed Circuit Board Corp.	8,000	69,794
Nantex Industry Co. Ltd.	11,000	15,370
Nanya Technology Corp.	79,000	137,206
Nichidenbo Corp.	7,000	11,880
Nien Made Enterprise Co. Ltd.	5,000	46,174
Niko Semiconductor Co. Ltd.	4,000	8,415
Nishoku Technology, Inc.	2,000	5,729
Novatek Microelectronics Corp.	26,000	222,438
Nuvoton Technology Corp.(2)	14,000	56,829
Nyquest Technology Co. Ltd.	2,000	5,287
O-Bank Co. Ltd.	102,000	28,949
O-TA Precision Industry Co. Ltd.	10,000	40,564
Ocean Plastics Co. Ltd.	9,000	10,923
Orient Semiconductor Electronics Ltd.	52,000	31,452
Oriental Union Chemical Corp.	36,000	21,528
P-Two Industries, Inc.	5,000	4,890
Pacific Hospital Supply Co. Ltd.	3,000	6,767
PADAUK Technology Co. Ltd.	2,420	7,622
Pan Jit International, Inc.	16,000	36,256
Pan-International Industrial Corp.	21,000	23,674
Parade Technologies Ltd.	1,000	27,994
Pegatron Corp.	141,000	293,255
Pegavision Corp.	2,000	27,675
PharmaEngine, Inc.	8,000	33,574
Phison Electronics Corp.	1,000	10,165
Phoenix Silicon International Corp.	20,319	46,287
Pixart Imaging, Inc.	17,000	52,410
Plotech Co. Ltd.	1,800	1,391
Pou Chen Corp.	151,000	143,041
Power Wind Health Industry, Inc.(1)	1,050	4,257
Powerchip Semiconductor Manufacturing Corp.	158,000	177,172
Powertech Technology, Inc.	61,000	170,216
Powertip Technology Corp.	14,000	6,957
Poya International Co. Ltd.	3,060	42,796
President Chain Store Corp.	33,000	289,990
President Securities Corp.	59,451	32,581
Prince Housing & Development Corp.	60,000	23,542
Promate Electronic Co. Ltd.	9,000	11,519
65

Avantis Emerging Markets Equity Fund
	Shares	Value
Prosperity Dielectrics Co. Ltd.	3,000	$4,060
Qisda Corp.	59,000	56,497
Qualipoly Chemical Corp.	4,000	4,867
Quang Viet Enterprise Co. Ltd.	1,000	4,298
Quanta Computer, Inc.	63,000	163,322
Quanta Storage, Inc.	19,000	27,502
Radiant Opto-Electronics Corp.	34,000	111,728
Radium Life Tech Co. Ltd.	21,000	6,656
Raydium Semiconductor Corp.	7,000	62,983
Realtek Semiconductor Corp.	22,000	247,207
Rechi Precision Co. Ltd.	12,000	7,586
Rexon Industrial Corp. Ltd.	4,000	4,485
Rich Development Co. Ltd.	21,000	6,315
RiTdisplay Corp.	4,000	5,359
Ritek Corp.(1)	16,000	4,441
Roo Hsing Co. Ltd.(1)	3,000	288
Ruentex Development Co. Ltd.	55,800	115,062
Ruentex Engineering & Construction Co.	5,480	16,224
Ruentex Industries Ltd.	24,400	51,972
Ruentex Materials Co. Ltd.(1)	1,000	663
Sampo Corp.	9,000	8,331
San Fang Chemical Industry Co. Ltd.	2,000	1,400
San Far Property Ltd.	2,316	988
San Shing Fastech Corp.	3,000	5,226
Sanyang Motor Co. Ltd.	39,000	46,425
SCI Pharmtech, Inc.(1)	1,200	3,449
Scientech Corp.	5,000	13,695
SDI Corp.	1,000	3,855
Sensortek Technology Corp.	1,000	9,953
Sesoda Corp.	17,000	26,737
Shan-Loong Transportation Co. Ltd.	2,000	2,276
Shanghai Commercial & Savings Bank Ltd.	191,000	310,892
Sheng Yu Steel Co. Ltd.	2,000	1,679
ShenMao Technology, Inc.	2,000	3,368
Shih Her Technologies, Inc.	6,000	11,479
Shih Wei Navigation Co. Ltd.	15,000	13,788
Shin Foong Specialty & Applied Materials Co. Ltd.	3,000	6,855
Shin Kong Financial Holding Co. Ltd.	859,852	247,019
Shin Zu Shing Co. Ltd.	22,123	63,712
Shining Building Business Co. Ltd.(1)	22,000	6,672
Shinkong Insurance Co. Ltd.	29,000	54,887
Shinkong Synthetic Fibers Corp.	67,000	39,678
Shiny Chemical Industrial Co. Ltd.	7,777	34,078
ShunSin Technology Holding Ltd.	2,000	5,522
Shuttle, Inc.(1)	27,000	13,974
Sigurd Microelectronics Corp.	49,000	81,698
Silergy Corp.	4,000	68,574
Silicon Integrated Systems Corp.(2)	47,960	31,445
Simplo Technology Co. Ltd.	16,000	150,974
Sincere Navigation Corp.	30,000	20,945
Singatron Enterprise Co. Ltd.	8,000	6,289
66

Avantis Emerging Markets Equity Fund
	Shares	Value
Sino-American Silicon Products, Inc.	16,000	$87,229
Sinon Corp.	39,000	57,851
SinoPac Financial Holdings Co. Ltd.	569,640	322,936
Sinyi Realty, Inc.	6,000	6,112
Sirtec International Co. Ltd.	1,000	728
Sitronix Technology Corp.	16,000	98,926
Siward Crystal Technology Co. Ltd.	26,000	35,122
Soft-World International Corp.	2,000	5,063
Solar Applied Materials Technology Corp.	12,547	15,879
Solomon Technology Corp.	9,000	8,074
Solteam, Inc.	5,000	10,169
Sonix Technology Co. Ltd.	12,000	23,261
Speed Tech Corp.	7,000	13,343
Sporton International, Inc.	5,050	38,016
Sports Gear Co. Ltd.	9,000	25,157
St Shine Optical Co. Ltd.	5,000	43,889
Standard Foods Corp.	20,000	26,912
Stark Technology, Inc.	3,000	8,298
Sunjuice Holdings Co. Ltd.	1,000	7,459
Sunny Friend Environmental Technology Co. Ltd.	2,000	11,905
Sunonwealth Electric Machine Industry Co. Ltd.	1,000	1,372
Sunrex Technology Corp.	5,000	6,304
Superior Plating Technology Co. Ltd.	3,000	5,367
Supreme Electronics Co. Ltd.	7,739	9,522
Sweeten Real Estate Development Co. Ltd.	2,160	1,695
Symtek Automation Asia Co. Ltd.	8,000	23,699
Syncmold Enterprise Corp.	6,000	13,359
Synnex Technology International Corp.	23,000	41,924
Systex Corp.	4,000	9,601
T3EX Global Holdings Corp.	18,121	46,453
TA Chen Stainless Pipe	107,808	138,980
TA-I Technology Co. Ltd.	3,000	4,448
Tah Hsin Industrial Corp.	2,145	4,998
Tai Tung Communication Co. Ltd.(1)	12,000	6,370
Tai-Saw Technology Co. Ltd.	20,000	23,381
Taichung Commercial Bank Co. Ltd.	310,314	138,553
TaiDoc Technology Corp.	9,000	65,731
Taiflex Scientific Co. Ltd.	4,000	5,357
Taigen Biopharmaceuticals Holdings Ltd.(1)	21,000	13,015
Taimide Tech, Inc.	10,000	12,902
Tainan Spinning Co. Ltd.	33,000	20,334
Taishin Financial Holding Co. Ltd.	623,813	309,615
Taisun Enterprise Co. Ltd.	2,000	2,264
Taita Chemical Co. Ltd.	9,343	6,900
Taitien Electronics Co. Ltd.	5,000	6,375
Taiwan Business Bank	514,440	215,619
Taiwan Cement Corp.	106,858	137,557
Taiwan Cogeneration Corp.	19,000	23,161
Taiwan Cooperative Financial Holding Co. Ltd.	401,381	362,483
Taiwan FamilyMart Co. Ltd.	1,000	6,418
Taiwan Fertilizer Co. Ltd.	53,000	108,988
67

Avantis Emerging Markets Equity Fund
	Shares	Value
Taiwan Fire & Marine Insurance Co. Ltd.	2,000	$1,322
Taiwan FU Hsing Industrial Co. Ltd.	4,000	5,542
Taiwan Glass Industry Corp.	103,000	59,112
Taiwan High Speed Rail Corp.	90,000	86,046
Taiwan Hon Chuan Enterprise Co. Ltd.	33,000	80,911
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	2,000	2,849
Taiwan Land Development Corp.(1)	21,000	1,849
Taiwan Mobile Co. Ltd.	44,000	143,820
Taiwan Navigation Co. Ltd.	37,000	32,743
Taiwan Paiho Ltd.	17,000	35,295
Taiwan PCB Techvest Co. Ltd.	38,000	47,701
Taiwan Sakura Corp.	4,000	8,447
Taiwan Secom Co. Ltd.	7,000	23,509
Taiwan Semiconductor Co. Ltd.	15,000	46,611
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	86,672	7,224,111
Taiwan Shin Kong Security Co. Ltd.	1,010	1,333
Taiwan Styrene Monomer	2,000	959
Taiwan Surface Mounting Technology Corp.	24,000	79,984
Taiwan TEA Corp.(1)	29,000	18,908
Taiwan Union Technology Corp.	9,000	16,894
Taiwan-Asia Semiconductor Corp.	38,000	48,499
Taiyen Biotech Co. Ltd.	6,000	6,485
Tatung Co. Ltd.(1)	122,000	137,601
TCI Co. Ltd.	2,000	9,591
Te Chang Construction Co. Ltd.	1,000	984
Teco Electric and Machinery Co. Ltd.	121,000	117,044
Tera Autotech Corp.	1,081	679
Test Research, Inc.	13,000	25,405
Test Rite International Co. Ltd.	2,000	1,400
Tex-Ray Industrial Co. Ltd.	12,000	4,683
Thinking Electronic Industrial Co. Ltd.	9,000	42,050
Thye Ming Industrial Co. Ltd.	13,800	19,464
Ton Yi Industrial Corp.	112,000	74,308
Tong Hsing Electronic Industries Ltd.(1)	7,000	48,529
Tong Yang Industry Co. Ltd.	45,000	80,216
Tong-Tai Machine & Tool Co. Ltd.	2,000	950
Top Union Electronics Corp.	8,552	7,853
Topco Scientific Co. Ltd.	20,000	106,820
Topoint Technology Co. Ltd.	7,000	6,693
TPK Holding Co. Ltd.	23,000	27,258
Transcend Information, Inc.	17,000	36,833
Tripod Technology Corp.	17,000	55,816
Tsann Kuen Enterprise Co. Ltd.	8,419	12,922
TSC Auto ID Technology Co. Ltd.	1,000	6,406
TSRC Corp.	59,000	54,295
Ttet Union Corp.	2,000	10,334
TTY Biopharm Co. Ltd.	10,000	24,889
Tul Corp.	3,000	6,023
Tung Ho Steel Enterprise Corp.	52,770	93,298
TXC Corp.	28,000	79,250
TYC Brother Industrial Co. Ltd.	31,000	31,010
68

Avantis Emerging Markets Equity Fund
	Shares	Value
Tyntek Corp.	3,000	$1,830
U-Ming Marine Transport Corp.	27,000	33,580
U-Tech Media Corp.	13,000	6,875
Ultra Chip, Inc.	3,000	12,870
Uni-President Enterprises Corp.	193,000	417,085
Unimicron Technology Corp.(2)	73,000	357,680
Union Bank of Taiwan	161,054	86,836
Union Insurance Co. Ltd.	2,100	1,111
Unitech Computer Co. Ltd.	10,000	10,507
Unitech Printed Circuit Board Corp.(1)	12,000	9,070
United Integrated Services Co. Ltd.	20,000	103,571
United Microelectronics Corp.(1)(2)	380,000	505,577
United Renewable Energy Co. Ltd.(1)	76,285	57,452
Univacco Technology, Inc.	2,000	2,062
Universal Cement Corp.	15,000	11,038
Universal Vision Biotechnology Co. Ltd.	3,150	32,800
Unizyx Holding Corp.	30,000	27,318
UPC Technology Corp.	63,000	28,920
Userjoy Technology Co. Ltd.	4,000	9,333
USI Corp.	72,000	55,829
Utechzone Co. Ltd.	6,000	18,032
Vanguard International Semiconductor Corp.	46,000	111,206
Ventec International Group Co. Ltd.	2,000	4,836
Visual Photonics Epitaxy Co. Ltd.	9,000	22,274
Voltronic Power Technology Corp.	1,000	56,429
Wafer Works Corp.	8,000	13,574
Wah Lee Industrial Corp.	12,100	36,081
Walsin Lihwa Corp.	194,763	251,523
Walsin Technology Corp.	10,000	30,220
Walton Advanced Engineering, Inc.	12,000	5,273
Wan Hai Lines Ltd.	29,785	83,946
WEI Chih Steel Industrial Co. Ltd.	18,000	15,625
Wei Chuan Foods Corp.	9,000	5,998
Weikeng Industrial Co. Ltd.	36,000	31,699
Well Shin Technology Co. Ltd.	5,000	7,373
Weltrend Semiconductor	2,000	3,663
Wholetech System Hitech Ltd.	6,000	9,335
Win Semiconductors Corp.	13,000	75,508
Winbond Electronics Corp.	263,000	189,493
Winstek Semiconductor Co. Ltd.	9,000	14,572
WinWay Technology Co. Ltd.	2,000	26,138
Wisdom Marine Lines Co. Ltd.	52,047	98,080
Wistron Corp.(2)	177,000	160,467
Wistron Information Technology & Services Corp.	2,000	5,778
Wistron NeWeb Corp.	25,000	69,328
Wiwynn Corp.	1,000	25,034
Wowprime Corp.(1)	4,000	16,332
WPG Holdings Ltd.	46,000	77,360
WT Microelectronics Co. Ltd.	41,000	86,464
WUS Printed Circuit Co. Ltd.	10,800	9,894
Xander International Corp.(2)	8,000	11,809
69

Avantis Emerging Markets Equity Fund
	Shares	Value
XinTec, Inc.	11,000	$47,093
Xxentria Technology Materials Corp.	1,000	2,137
Yageo Corp.	19,801	211,776
Yang Ming Marine Transport Corp.	91,000	233,121
YC INOX Co. Ltd.	14,000	14,100
YCC Parts Manufacturing Co. Ltd.	1,000	1,455
Yea Shin International Development Co. Ltd.	5,443	3,983
Yem Chio Co. Ltd.	13,771	6,374
Yeong Guan Energy Technology Group Co. Ltd.	12,000	21,898
YFY, Inc.	82,000	66,333
Yi Jinn Industrial Co. Ltd.	7,000	4,188
Yieh Phui Enterprise Co. Ltd.	71,400	36,510
Yonyu Plastics Co. Ltd.	1,000	1,102
Young Fast Optoelectronics Co. Ltd.	4,000	3,944
Youngtek Electronics Corp.	9,000	19,184
Yuanta Financial Holding Co. Ltd.	491,928	326,539
Yulon Finance Corp.	21,131	111,730
Yulon Motor Co. Ltd.	43,357	58,417
YungShin Global Holding Corp.	1,000	1,356
Zeng Hsing Industrial Co. Ltd.	2,000	8,758
Zenitron Corp.	2,000	1,937
Zero One Technology Co. Ltd.	2,315	3,199
Zhen Ding Technology Holding Ltd.	44,000	163,292
Zig Sheng Industrial Co. Ltd.	22,000	7,776
Zinwell Corp.(1)	18,000	10,488
Zippy Technology Corp.	11,000	14,868
ZongTai Real Estate Development Co. Ltd.	6,702	7,136
		41,433,352
Thailand — 2.5%
AAPICO Hitech PCL, NVDR	10,890	7,527
Advanced Info Service PCL, NVDR	26,800	140,998
Advanced Information Technology PCL, NVDR	50,000	8,488
AEON Thana Sinsap Thailand PCL, NVDR	6,200	28,124
Airports of Thailand PCL, NVDR(1)	44,700	89,076
Amanah Leasing PCL, NVDR	9,200	1,112
Amata Corp. PCL, NVDR	67,200	38,479
AP Thailand PCL, NVDR	222,000	60,785
Aqua Corp. PCL, NVDR(1)	783,300	12,914
Asia Plus Group Holdings PCL, NVDR	240,200	20,254
Asia Sermkij Leasing PCL, NVDR	1,800	1,763
Asian Sea Corp. PCL, NVDR	9,900	4,832
Asset World Corp. PCL, NVDR	171,600	26,282
B Grimm Power PCL, NVDR	40,900	41,431
Bangchak Corp. PCL, NVDR	120,600	116,485
Bangkok Airways PCL, NVDR(1)	31,300	9,086
Bangkok Aviation Fuel Services PCL, NVDR(1)	1,000	781
Bangkok Bank PCL, NVDR	9,600	35,992
Bangkok Chain Hospital PCL, NVDR	154,200	78,925
Bangkok Dusit Medical Services PCL, NVDR	258,800	207,415
Bangkok Expressway & Metro PCL, NVDR	224,900	53,926
Bangkok Land PCL, NVDR	666,800	18,450
70

Avantis Emerging Markets Equity Fund
	Shares	Value
Bangkok Life Assurance PCL, NVDR	38,700	$37,637
Banpu PCL, NVDR	548,066	217,586
Banpu Power PCL, NVDR	35,200	15,245
BCPG PCL, NVDR	106,600	31,532
BEC World PCL, NVDR	74,300	28,483
Berli Jucker PCL, NVDR	15,100	13,876
Better World Green PCL, NVDR(1)	686,100	15,391
BG Container Glass PCL, NVDR	26,300	7,428
BTS Group Holdings PCL, NVDR	87,900	20,234
Bumrungrad Hospital PCL, NVDR	24,600	145,663
Cal-Comp Electronics Thailand PCL, NVDR	117,135	7,881
Carabao Group PCL, NVDR	13,600	37,628
Central Pattana PCL, NVDR	56,700	107,526
Central Plaza Hotel PCL, NVDR(1)	20,400	23,862
Central Retail Corp. PCL, NVDR	64,441	71,430
CH Karnchang PCL, NVDR	87,000	50,071
Charoen Pokphand Foods PCL, NVDR	136,500	97,257
Chularat Hospital PCL, NVDR	556,200	55,814
CK Power PCL, NVDR	141,800	19,813
Com7 PCL, NVDR	36,200	34,124
CP ALL PCL, NVDR	78,000	131,473
Delta Electronics Thailand PCL, NVDR	1,500	21,494
Dhipaya Group Holdings PCL, NVDR	5,900	10,070
Diamond Building Products PCL, NVDR	5,000	1,076
Dohome PCL, NVDR	4,549	1,894
Dynasty Ceramic PCL, NVDR	269,300	19,932
Eastern Polymer Group PCL, NVDR	42,400	11,153
Eastern Water Resources Development and Management PCL, NVDR	2,900	513
Ekachai Medical Care PCL, NVDR	50,336	10,345
Electricity Generating PCL, NVDR	17,200	86,242
Energy Absolute PCL, NVDR	31,600	73,776
Erawan Group PCL, NVDR(1)	15,660	1,551
Esso Thailand PCL, NVDR(1)	67,300	25,995
GFPT PCL, NVDR	27,500	12,654
Global Power Synergy PCL, NVDR	23,400	43,558
Gulf Energy Development PCL, NVDR	42,000	58,937
Gunkul Engineering PCL, NVDR	340,500	46,426
Haad Thip PCL, NVDR	1,400	1,228
Hana Microelectronics PCL, NVDR	17,600	20,551
Home Product Center PCL, NVDR	166,100	63,275
Humanica PCL, NVDR	27,200	9,377
Ichitan Group PCL, NVDR	20,000	4,987
Indorama Ventures PCL, NVDR	77,100	91,310
Interlink Communication PCL, NVDR	21,100	4,850
IRPC PCL, NVDR	722,000	67,588
IT City PCL (NVDR), NVDR	50,100	8,559
Italian-Thai Development PCL, NVDR(1)	149,800	7,879
Jasmine International PCL, NVDR(1)	389,500	27,294
Jay Mart PCL, NVDR	13,800	19,643
JMT Network Services PCL, NVDR	16,697	35,672
71

Avantis Emerging Markets Equity Fund
	Shares	Value
JWD Infologistics PCL, NVDR	30,600	$14,323
KCE Electronics PCL, NVDR	34,800	51,577
KGI Securities Thailand PCL, NVDR	97,400	13,291
Khon Kaen Sugar Industry PCL, NVDR	55,500	5,472
Kiatnakin Phatra Bank PCL, NVDR	16,500	32,751
Krung Thai Bank PCL, NVDR	192,100	88,822
Krungthai Card PCL, NVDR	46,000	75,846
Land & Houses PCL, NVDR	543,700	132,642
Lanna Resources PCL, NVDR	38,500	25,228
LPN Development PCL, NVDR	37,300	4,620
Major Cineplex Group PCL, NVDR	17,300	9,004
Master Ad PCL, NVDR(1)	596,800	9,138
MBK PCL, NVDR(1)	85,300	38,062
MC Group PCL, NVDR	4,300	1,178
MCS Steel PCL, NVDR	43,200	12,187
Mega Lifesciences PCL, NVDR	26,600	35,867
MFEC PCL, NVDR	43,100	11,033
Minor International PCL, NVDR(1)	80,800	72,356
MK Restaurants Group PCL, NVDR	9,400	15,189
Muangthai Capital PCL, NVDR	21,600	25,129
Nex Point Parts PCL, NVDR(1)	9,400	4,599
Noble Development PCL, Class C, NVDR	40,800	5,502
Origin Property PCL, NVDR	60,500	17,055
Osotspa PCL, NVDR	92,900	79,541
Plan B Media PCL, NVDR(1)	261,604	47,269
Polyplex Thailand PCL, NVDR	13,000	8,158
Praram 9 Hospital PCL, NVDR	44,800	21,858
Precious Shipping PCL, NVDR	121,600	47,257
Premier Marketing PCL, NVDR	3,900	941
Prima Marine PCL, NVDR	39,800	6,763
Property Perfect PCL, NVDR	42,735	479
Pruksa Holding PCL, NVDR	61,600	21,744
PTG Energy PCL, NVDR	67,400	28,217
PTT Exploration & Production PCL, NVDR	47,800	221,076
PTT Global Chemical PCL, NVDR	78,900	102,588
PTT Oil & Retail Business PCL, NVDR	85,200	63,605
PTT PCL, NVDR	242,900	249,561
Quality Houses PCL, NVDR	618,800	36,635
R&B Food Supply PCL, NVDR	8,900	3,437
Raimon Land PCL, NVDR(1)	40,600	868
Rajthanee Hospital PCL, NVDR	10,300	10,170
Ratch Group PCL, NVDR	51,900	62,606
Ratchthani Leasing PCL, NVDR	172,650	22,504
Regional Container Lines PCL, NVDR	31,100	27,664
Rojana Industrial Park PCL, NVDR	6,800	1,108
RS PCL, NVDR	38,900	16,402
S 11 Group PCL, NVDR	4,200	598
S Hotels & Resorts PCL, NVDR(1)	188,700	21,082
Sabina PCL, NVDR	22,900	16,629
Samart Digital PCL, NVDR(1)	296,000	2,513
Sansiri PCL, NVDR	1,174,700	35,393
72

Avantis Emerging Markets Equity Fund
	Shares	Value
Sappe PCL, NVDR	11,000	$13,405
SC Asset Corp. PCL, NVDR	164,100	15,812
SCB X PCL, NVDR	21,200	64,085
SEAFCO PCL, NVDR(1)	5,200	545
Sermsang Power Corp. Co. Ltd., NVDR	35,332	9,291
Siam Cement PCL, NVDR	12,500	122,625
Siam City Cement PCL, NVDR	1,800	7,819
Siam Global House PCL, NVDR	60,562	32,549
Siam Makro PCL, NVDR	5,200	4,913
Siamgas & Petrochemicals PCL, NVDR	27,100	8,313
Singha Estate PCL, NVDR(1)	20,100	1,059
Sino-Thai Engineering & Construction PCL, NVDR	92,100	31,015
SISB PCL, NVDR	65,400	25,447
SNC Former PCL, NVDR	35,500	16,530
Somboon Advance Technology PCL, NVDR	2,000	1,068
SPCG PCL, NVDR	13,200	5,716
Sri Trang Agro-Industry PCL, NVDR	92,600	57,314
Srisawad Corp. PCL, NVDR	41,200	54,945
Srisawad Finance PCL, NVDR	4,400	3,615
Srivichai Vejvivat PCL, NVDR	25,600	6,731
Star Petroleum Refining PCL, NVDR	125,200	44,237
Stars Microelectronics Thailand PCL, NVDR	33,500	4,950
STP & I PCL, NVDR(1)	59,900	5,937
Supalai PCL, NVDR	97,800	52,271
Super Energy Corp. PCL, NVDR	762,900	15,894
Susco PCL, NVDR	10,600	1,086
Synnex Thailand PCL, NVDR	11,700	6,655
Taokaenoi Food & Marketing PCL, Class R NVDR	16,200	3,418
Thai Airways International PCL, NVDR(1)	6,800	619
Thai Oil PCL, NVDR	75,100	124,951
Thai Union Group PCL, NVDR	97,200	46,609
Thai Vegetable Oil PCL, NVDR	36,960	30,930
Thaicom PCL, NVDR	73,800	21,004
Thaifoods Group PCL, NVDR	70,100	12,013
Thanachart Capital PCL, NVDR	21,000	23,293
Thonburi Healthcare Group PCL, NVDR	35,700	66,774
Thoresen Thai Agencies PCL, NVDR	181,300	41,202
Tipco Asphalt PCL, NVDR	46,800	21,421
Tisco Financial Group PCL, NVDR	12,600	32,368
TMBThanachart Bank PCL, NVDR	219,700	7,636
TOA Paint Thailand PCL, NVDR	15,900	13,403
Total Access Communication PCL, NVDR	15,400	18,163
TPI Polene PCL, NVDR	156,800	7,305
TPI Polene Power PCL, NVDR	54,800	5,617
TQM Alpha PCL, NVDR	17,300	20,281
Triple i Logistics PCL, NVDR	53,000	19,042
True Corp. PCL, NVDR	593,900	74,230
TTW PCL, NVDR	14,400	4,147
U City PCL, NVDR(1)	368,200	13,602
Unique Engineering & Construction PCL, NVDR(1)	4,000	533
73

Avantis Emerging Markets Equity Fund
	Shares	Value
Univanich Palm Oil PCL, NVDR	80,500	$16,320
VGI PCL, NVDR	28,860	3,462
WHA Corp. PCL, NVDR	287,300	27,540
Workpoint Entertainment PCL, NVDR	14,600	7,714
WP Energy PCL, NVDR	5,900	757
Xspring Capital PCL, NVDR(1)	107,200	4,963
Zen Corp. Group PCL, NVDR(1)	2,200	899
		6,102,488
Turkey — 0.5%
AG Anadolu Grubu Holding AS	1,279	5,208
Akbank TAS	118,317	75,993
Aksa Akrilik Kimya Sanayii AS	7,202	21,790
Aksa Enerji Uretim AS	15,862	24,743
Aksigorta AS(1)	9,932	2,039
Alarko Holding AS	3,317	8,987
Anadolu Anonim Turk Sigorta Sirketi(1)	5,534	2,463
Anadolu Efes Biracilik Ve Malt Sanayii AS	10,760	24,313
Arcelik AS	470	1,811
Aselsan Elektronik Sanayi Ve Ticaret AS	8,801	12,590
Bagfas Bandirma Gubre Fabrikalari AS(1)	3,765	4,542
Baticim Bati Anadolu Cimento Sanayii AS(1)	2,996	5,332
Bera Holding AS	19,838	19,367
BIM Birlesik Magazalar AS	7,140	42,836
Cemtas Celik Makina Sanayi Ve Ticaret AS	729	1,276
Cimsa Cimento Sanayi VE Ticaret AS	1,448	4,215
Coca-Cola Icecek AS	1,377	12,080
Dogan Sirketler Grubu Holding AS	15,748	4,568
Dogus Otomotiv Servis ve Ticaret AS	3,638	19,951
EGE Endustri VE Ticaret AS	21	2,663
Enerjisa Enerji AS	9,053	8,493
Eregli Demir ve Celik Fabrikalari TAS	26,105	41,250
Ford Otomotiv Sanayi AS	1,168	21,223
GSD Holding AS	63,384	15,208
Haci Omer Sabanci Holding AS	62,822	87,759
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	8,190	8,050
Is Finansal Kiralama AS(1)	5,787	2,612
Is Yatirim Menkul Degerler AS	1,327	2,072
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	17,876	8,962
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	52,809	34,210
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	11,042	5,544
Kartonsan Karton Sanayi ve Ticaret AS	321	1,265
KOC Holding AS	17,503	43,668
Koza Altin Isletmeleri AS	720	6,271
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	12,688	18,869
Logo Yazilim Sanayi Ve Ticaret AS	1,020	2,663
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	1,566	6,019
Migros Ticaret AS(1)	3,677	16,500
MLP Saglik Hizmetleri AS(1)	4,033	8,961
NET Holding AS(1)	2,629	1,701
Nuh Cimento Sanayi AS	462	1,930
74

Avantis Emerging Markets Equity Fund
	Shares	Value
ODAS Elektrik Uretim ve Sanayi Ticaret AS(1)	67,032	$16,595
Otokar Otomotiv Ve Savunma Sanayi AS	392	10,277
Pegasus Hava Tasimaciligi AS(1)	1,470	16,843
Petkim Petrokimya Holding AS(1)	36,883	29,292
Qua Granite Hayal(1)	7,606	12,895
Sasa Polyester Sanayi AS(1)	4,584	13,422
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,189	1,304
Sok Marketler Ticaret AS(1)	7,558	7,002
TAV Havalimanlari Holding AS(1)	4,174	14,246
Tekfen Holding AS	4,089	6,686
Tofas Turk Otomobil Fabrikasi AS	4,881	23,550
Turk Hava Yollari AO(1)	22,822	91,531
Turk Traktor ve Ziraat Makineleri AS	343	4,605
Turkcell Iletisim Hizmetleri AS, ADR	11,052	32,824
Turkiye Halk Bankasi AS(1)	30,178	14,218
Turkiye Is Bankasi AS, C Shares	101,042	43,769
Turkiye Petrol Rafinerileri AS(1)	3,354	66,127
Turkiye Sigorta AS	4,436	1,618
Turkiye Sinai Kalkinma Bankasi AS(1)	119,810	32,343
Turkiye Sise ve Cam Fabrikalari AS	27,623	37,395
Turkiye Vakiflar Bankasi TAO, D Shares(1)	69,538	27,883
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	20,568	23,303
Vestel Elektronik Sanayi ve Ticaret AS	9,811	16,053
Yapi ve Kredi Bankasi AS	205,561	79,429
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	2,668	2,362
Yesil Yapi Endustrisi AS(1)	21,886	1,466
Zorlu Enerji Elektrik Uretim AS(1)	5,104	820
		1,267,855
TOTAL COMMON STOCKS (Cost $267,089,722)		240,241,769
WARRANTS†
Malaysia†
Eco World Development Group Bhd(1)	19,020	404
Perak Transit Bhd(1)	1,391	59
PESTECH International Bhd(1)	2,962	103
Vizione Holdings Bhd(1)	2,768	3
Yinson Holdings Bhd(1)	16,080	2,048
		2,617
Thailand†
Aqua Corp. PCL(1)	391,650	752
Erawan Group PCL(1)	1,243	32
Maco Pharma(1)	149,200	41
MBK PCL(1)	912	322
Minor International PCL, NVDR(1)	466	58
VGI PCL(1)	6,660	31
		1,236
TOTAL WARRANTS (Cost $—)		3,853
75

Avantis Emerging Markets Equity Fund
		Principal Amount/Shares	Value
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $433)(4) (Cost $433)	INR	31,523	$387
RIGHTS†
Brazil†
AES Brasil Energia SA(1)		3,967	61
Infracommerce CXAAS SA(1)		1,929	193
			254
Greece†
Attica Bank SA(1)		36	1
Thailand†
Thai Oil PCL, NVDR(1)		6,381	2
TOTAL RIGHTS (Cost $—)			257
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class		1,769,913	1,769,913
State Street Navigator Securities Lending Government Money Market Portfolio(5)		4,524,997	4,524,997
TOTAL SHORT-TERM INVESTMENTS (Cost $6,294,910)			6,294,910
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $273,385,065)			246,541,176
OTHER ASSETS AND LIABILITIES — (2.0)%			(4,926,336)
TOTAL NET ASSETS — 100.0%			$241,614,840

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	4	September 2022	$791,300	$29,593
^Amount represents value and unrealized appreciation (depreciation).

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	19.5%
Information Technology	18.1%
Consumer Discretionary	13.3%
Materials	10.9%
Industrials	9.5%
Communication Services	7.0%
Energy	5.8%
Consumer Staples	5.7%
Utilities	4.2%
Health Care	3.4%
Real Estate	2.0%
Short-Term Investments	2.6%
Other Assets and Liabilities	(2.0)%
76

Avantis Emerging Markets Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
INR	-	Indian Rupee
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $10,184,875. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $387, which represented less than 0.05% of total net assets.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $11,002,485, which includes securities collateral of $6,477,488.

See Notes to Financial Statements.
77

AUGUST 31, 2022

Avantis International Equity Fund
	Shares	Value
COMMON STOCKS — 98.5%
Australia — 7.5%
29Metals Ltd.(1)(2)	7,709	$10,443
Accent Group Ltd.	4,561	4,638
Adairs Ltd.(1)	1,603	2,470
Adbri Ltd.	5,681	8,506
AGL Energy Ltd.(1)	8,981	46,775
Alkane Resources Ltd.(2)	15,781	7,830
Alliance Aviation Services Ltd.(2)	1,918	4,662
Allkem Ltd.(2)	5,630	52,190
ALS Ltd.	829	6,671
Altium Ltd.	1,435	35,389
Alumina Ltd.	14,872	15,179
AMP Ltd.(2)	48,216	38,003
Ampol Ltd.	2,191	51,498
Ansell Ltd.	204	3,688
APA Group	12,621	95,173
Appen Ltd.(1)	277	694
ARB Corp. Ltd.	367	7,510
Ardent Leisure Group Ltd.(2)	1,272	532
Aristocrat Leisure Ltd.	2,745	66,255
ASX Ltd.	2,359	125,575
Atlas Arteria Ltd.	9,335	50,784
Atlassian Corp. PLC, Class A(2)	677	167,666
Aurelia Metals Ltd.(1)(2)	47,081	8,566
Aurizon Holdings Ltd.	40,513	102,463
Austal Ltd.	8,146	14,248
Australia & New Zealand Banking Group Ltd.	18,744	289,755
Australian Agricultural Co. Ltd.(2)	2,182	2,689
Australian Clinical Labs Ltd.	1,433	4,309
Australian Ethical Investment Ltd.	906	3,971
Australian Finance Group Ltd.	3,111	4,048
Baby Bunting Group Ltd.	1,932	5,737
Bank of Queensland Ltd.(1)	11,467	54,714
Bapcor Ltd.	1,574	7,134
Beach Energy Ltd.	48,464	56,016
Bega Cheese Ltd.	7,118	19,325
Bendigo & Adelaide Bank Ltd.(1)	12,349	75,805
BHP Group Ltd., ADR(1)	15,126	830,266
Blackmores Ltd.	116	5,421
BlueScope Steel Ltd.	8,231	92,350
Boral Ltd.(1)	7,744	15,486
Boss Energy Ltd.(2)	3,742	6,791
Brambles Ltd.	19,702	165,817
Brickworks Ltd.	1,087	15,047
carsales.com Ltd.	1,859	28,342
Cedar Woods Properties Ltd.	1,766	5,466
Challenger Ltd.	12,960	55,873
Champion Iron Ltd.	7,862	27,126
Cleanaway Waste Management Ltd.	4,609	8,754
78

Avantis International Equity Fund
	Shares	Value
Cochlear Ltd.	153	$22,273
Codan Ltd.(1)	230	1,130
Coles Group Ltd.	15,165	181,513
Collins Foods Ltd.	1,103	7,351
Commonwealth Bank of Australia	8,791	580,929
Computershare Ltd.	3,014	50,267
Coronado Global Resources, Inc.	22,324	24,423
Costa Group Holdings Ltd.	7,789	14,214
Credit Corp. Group Ltd.(1)	1,437	19,797
CSL Ltd.	1,846	369,233
CSR Ltd.	10,391	31,881
Data#3 Ltd.	2,361	9,850
Deterra Royalties Ltd.	5,503	15,545
Domino's Pizza Enterprises Ltd.(1)	338	14,569
Downer EDI Ltd.	3,856	13,187
Eagers Automotive Ltd.	1,928	17,356
Eclipx Group Ltd.(2)	5,402	8,746
Elders Ltd.	290	2,284
Emeco Holdings Ltd.	5,966	3,705
Endeavour Group Ltd.	13,634	67,472
EVENT Hospitality and Entertainment Ltd.(2)	724	7,272
Evolution Mining Ltd.	32,690	52,535
Fortescue Metals Group Ltd.	17,638	219,198
Genworth Mortgage Insurance Australia Ltd.	10,695	20,577
Gold Road Resources Ltd.(1)	13,654	11,700
GrainCorp Ltd., A Shares	3,047	17,234
Grange Resources Ltd.	15,468	9,145
GUD Holdings Ltd.	929	5,222
GWA Group Ltd.	2,433	3,325
Hansen Technologies Ltd.	2,687	8,969
Harvey Norman Holdings Ltd.	11,163	32,055
Healius Ltd.	2,245	5,674
HT&E Ltd.	1,854	1,857
HUB24 Ltd.	60	967
Humm Group Ltd.(1)	743	271
IDP Education Ltd.(1)	1,098	21,616
IGO Ltd.	5,101	45,650
Iluka Resources Ltd.	11,247	79,072
Imdex Ltd.	5,249	7,125
Incitec Pivot Ltd.	21,682	57,298
Infomedia Ltd.	4,782	4,683
Inghams Group Ltd.	6,443	11,385
Insurance Australia Group Ltd.	3,293	10,406
InvoCare Ltd.(1)	2,422	18,181
IPH Ltd.	2,732	17,708
IRESS Ltd.	889	6,798
James Hardie Industries PLC	2,954	66,954
JB Hi-Fi Ltd.(1)	1,381	38,088
Jervois Global Ltd.(1)(2)	8,940	3,232
Judo Capital Holdings Ltd.(2)	5,674	4,627
Jumbo Interactive Ltd.	617	5,917
79

Avantis International Equity Fund
	Shares	Value
Jupiter Mines Ltd.	22,840	$3,125
Karoon Energy Ltd.(2)	10,001	14,482
Kelsian Group Ltd.(1)	288	1,060
Lendlease Corp. Ltd.	8,029	55,950
Lifestyle Communities Ltd.	1,073	12,577
Link Administration Holdings Ltd.	2,543	7,453
Lovisa Holdings Ltd.(1)	719	11,216
Lynas Rare Earths Ltd.(2)	5,893	35,205
Macmahon Holdings Ltd.	6,093	703
Macquarie Group Ltd.	1,084	129,704
Magellan Financial Group Ltd.(1)	1,869	16,407
Mayne Pharma Group Ltd.(2)	42,422	8,627
McMillan Shakespeare Ltd.	968	9,432
Medibank Pvt Ltd.	25,963	65,400
Mesoblast Ltd.(2)	10,158	5,908
Metcash Ltd.	11,982	33,530
Mineral Resources Ltd.	2,262	96,378
Monadelphous Group Ltd.	3,593	32,068
Money3 Corp. Ltd.	3,577	5,584
Mount Gibson Iron Ltd.(1)	15,532	4,504
Myer Holdings Ltd.	19,906	6,827
MyState Ltd.	613	1,600
National Australia Bank Ltd.	18,785	389,528
Nearmap Ltd.(1)(2)	4,535	6,380
Netwealth Group Ltd.	1,149	10,200
New Energy Solar	2,331	1,468
New Hope Corp. Ltd.(1)	14,116	46,648
Newcrest Mining Ltd.(1)	1,091	12,776
Newcrest Mining Ltd. (Sydney)	7,005	84,212
NEXTDC Ltd.(2)	3,245	22,934
nib holdings Ltd.	6,938	38,622
Nick Scali Ltd.(1)	1,075	8,029
Nine Entertainment Co. Holdings Ltd.	9,409	13,965
Northern Star Resources Ltd.	15,459	81,705
NRW Holdings Ltd.	12,761	21,214
Nufarm Ltd.	9,128	32,957
OFX Group Ltd.(2)	3,710	6,673
Omni Bridgeway Ltd.(2)	3,281	10,155
oOh!media Ltd.	5,524	5,167
Orica Ltd.	5,242	54,832
Origin Energy Ltd.	20,790	88,546
Orora Ltd.	15,560	35,047
OZ Minerals Ltd.	5,497	94,735
Pacific Current Group Ltd.	220	1,359
Paladin Energy Ltd.(2)	44,959	25,301
Peet Ltd.	1,161	895
Pendal Group Ltd.	5,570	19,555
Perenti Global Ltd.	16,854	8,940
Perpetual Ltd.(1)	1,371	25,500
Perseus Mining Ltd.	38,760	40,995
Pilbara Minerals Ltd.(2)	28,029	67,974
80

Avantis International Equity Fund
	Shares	Value
Platinum Asset Management Ltd.	17,853	$21,535
Premier Investments Ltd.	925	13,300
Pro Medicus Ltd.(1)	239	8,785
PWR Holdings Ltd.	302	1,947
Qantas Airways Ltd.(2)	10,546	37,899
QBE Insurance Group Ltd.	10,068	82,545
Qube Holdings Ltd.	16,040	31,402
Ramelius Resources Ltd.	15,930	8,675
Ramsay Health Care Ltd.	461	22,467
REA Group Ltd.	347	29,925
Red 5 Ltd.(2)	29,625	5,096
Reece Ltd.	610	6,604
Regis Resources Ltd.	23,277	24,418
Reliance Worldwide Corp. Ltd.	3,953	10,386
Resimac Group Ltd.(1)	2,359	2,071
Resolute Mining Ltd.(1)(2)	13,533	2,592
Ridley Corp. Ltd.	9,738	13,781
Rio Tinto Ltd.	2,061	130,901
Sandfire Resources Ltd.	6,798	20,995
Santos Ltd.	47,680	254,529
Sayona Mining Ltd.(1)(2)	125,229	24,278
SEEK Ltd.	519	7,322
Select Harvests Ltd.(1)	1,691	5,711
Service Stream Ltd.(1)(2)	13,882	6,880
Seven Group Holdings Ltd.	1,190	14,968
Seven West Media Ltd.(2)	35,885	12,626
Sierra Rutile Holdings Ltd.(1)(2)	7,537	1,547
Sigma Healthcare Ltd.(1)	23,896	11,163
Silver Lake Resources Ltd.(2)	22,909	20,550
Sims Ltd.	2,335	24,091
SmartGroup Corp. Ltd.	213	860
Sonic Healthcare Ltd.	6,900	159,562
South32 Ltd.	62,108	171,027
Southern Cross Media Group Ltd.	4,053	2,961
St. Barbara Ltd.	9,352	5,770
Star Entertainment Group Ltd.(2)	10,436	19,651
Steadfast Group Ltd.	2,294	7,851
Suncorp Group Ltd.	11,943	88,202
Super Retail Group Ltd.(1)	3,218	22,987
Syrah Resources Ltd.(1)(2)	10,036	12,537
Tassal Group Ltd.	4,752	16,766
Technology One Ltd.	2,656	21,270
Telstra Corp. Ltd.	31,624	85,519
TPG Telecom Ltd.	527	1,915
Transurban Group	11,567	109,742
Treasury Wine Estates Ltd.	7,385	66,245
Tuas Ltd.(2)	517	524
United Malt Group Ltd.	7,330	17,750
Ventia Services Group Pty Ltd.	4,120	7,745
Viva Energy Group Ltd.	23,658	47,842
Washington H Soul Pattinson & Co. Ltd.(1)	3,107	54,149
81

Avantis International Equity Fund
	Shares	Value
Wesfarmers Ltd.	5,794	$185,344
West African Resources Ltd.(2)	32,437	27,619
Westgold Resources Ltd.	8,310	5,224
Westpac Banking Corp.	23,362	342,896
Whitehaven Coal Ltd.	26,056	138,790
WiseTech Global Ltd.	468	18,486
Woodside Energy Group Ltd.	14,051	326,384
Woodside Energy Group Ltd., ADR(1)	5,413	123,471
Woolworths Group Ltd.	8,628	212,704
Worley Ltd.	123	1,205
Xero Ltd.(2)	297	17,472
		9,951,627
Austria — 0.2%
ANDRITZ AG	401	18,469
AT&S Austria Technologie & Systemtechnik AG	530	23,590
BAWAG Group AG(2)	552	24,905
DO & CO. AG(2)	67	5,300
Erste Group Bank AG	1,716	38,589
EVN AG	663	12,862
IMMOFINANZ AG(2)	996	14,806
Lenzing AG(1)	88	6,509
Oesterreichische Post AG(1)	396	11,056
OMV AG	706	28,446
Porr AG	59	676
Raiffeisen Bank International AG	1,502	18,967
S IMMO AG	449	10,260
Semperit AG Holding(1)	239	4,343
Strabag SE	242	9,299
Telekom Austria AG(2)	1,177	7,349
UNIQA Insurance Group AG	1,663	10,993
Verbund AG	336	32,107
Vienna Insurance Group AG Wiener Versicherung Gruppe	237	5,619
voestalpine AG	1,471	29,600
Wienerberger AG	1,008	23,570
		337,315
Belgium — 0.9%
Ackermans & van Haaren NV	287	41,957
Ageas SA/NV	1,809	73,401
AGFA-Gevaert NV(2)	2,083	7,532
Anheuser-Busch InBev SA, ADR(1)	3,058	147,885
Argenx SE, ADR(2)	172	64,994
Barco NV	1,096	24,425
Bekaert SA	999	30,642
bpost SA	3,655	22,203
Cie d'Entreprises CFE(1)(2)	208	2,070
D'ieteren Group	216	32,562
Deceuninck NV(1)	1,645	3,798
Deme Group NV(2)	208	23,804
Econocom Group SA	2,474	7,711
Elia Group SA	297	43,146
Etablissements Franz Colruyt NV	1,025	28,488
82

Avantis International Equity Fund
	Shares	Value
Euronav NV	2,736	$44,116
EVS Broadcast Equipment SA	45	997
Fagron	1,371	17,601
Galapagos NV, ADR(2)	686	34,341
Gimv NV	622	31,823
Ion Beam Applications	379	6,734
KBC Ancora	509	16,757
KBC Group NV	1,654	78,883
Kinepolis Group NV(2)	280	12,276
Melexis NV	418	31,520
Ontex Group NV(2)	1,853	10,640
Proximus SADP	2,382	30,320
Recticel SA	374	5,211
Shurgard Self Storage SA	292	14,096
Solvay SA	961	77,578
Telenet Group Holding NV	98	1,392
Tessenderlo Group SA(2)	527	17,111
UCB SA	1,303	91,558
Umicore SA(1)	3,284	104,385
VGP NV	46	6,688
		1,188,645
Canada — 11.2%
Absolute Software Corp.(1)	2,000	21,609
Advantage Energy Ltd.(2)	6,300	53,821
Aecon Group, Inc.(1)	960	7,953
AGF Management Ltd., Class B(1)	1,000	4,698
Agnico Eagle Mines Ltd.	2,794	115,219
Air Canada(1)(2)	400	5,388
Alamos Gold, Inc., Class A	6,300	45,427
Alaris Equity Partners Income	100	1,316
Algoma Steel Group, Inc.(1)	1,600	14,619
Algonquin Power & Utilities Corp.(1)	3,400	46,702
Alimentation Couche-Tard, Inc.	4,900	210,573
AltaGas Ltd.(1)	700	15,094
Altius Minerals Corp.	500	6,971
ARC Resources Ltd.	12,488	172,389
Argonaut Gold, Inc.(2)	5,100	1,806
Aritzia, Inc.(2)	1,000	32,528
Atco Ltd., Class I	1,700	60,190
Athabasca Oil Corp.(1)(2)	18,000	35,497
Atrium Mortgage Investment Corp.(1)	700	6,348
ATS Automation Tooling Systems, Inc.(2)	500	15,274
AutoCanada, Inc.(2)	400	9,067
B2Gold Corp.	15,200	46,641
Badger Infrastructure Solutions Ltd.	400	9,420
Ballard Power Systems, Inc.(1)(2)	2,100	16,389
Bank of Montreal	4,788	442,034
Bank of Nova Scotia	7,000	387,056
Barrick Gold Corp. (Toronto)	11,900	176,686
Bausch Health Cos., Inc.(2)	920	5,520
Baytex Energy Corp.(1)(2)	15,850	82,186
83

Avantis International Equity Fund
	Shares	Value
BCE, Inc.(1)	400	$19,303
Birchcliff Energy Ltd.	7,400	65,191
Bird Construction, Inc.	300	1,514
Bombardier, Inc., Class B(2)	284	7,067
Bonterra Energy Corp.(2)	1,100	7,370
Boralex, Inc., A Shares	1,900	71,611
Boyd Group Services, Inc.	99	13,644
Brookfield Asset Management Reinsurance Partners Ltd., A Shares(2)	211	10,179
Brookfield Asset Management, Inc., Class A	3,850	185,208
Brookfield Business Corp., Class A(1)	519	12,622
Brookfield Infrastructure Corp., A Shares	1,312	62,546
Brookfield Infrastructure Corp., Class A	106	5,046
Brookfield Renewable Corp., Class A	700	26,900
BRP, Inc.	100	6,936
CAE, Inc.(2)	1,300	23,736
Calian Group Ltd.(1)	200	9,161
Calibre Mining Corp.(2)	2,700	1,953
Cameco Corp.	2,200	64,123
Canaccord Genuity Group, Inc.	1,615	9,653
Canacol Energy Ltd.(1)	2,100	4,013
Canada Goose Holdings, Inc.(2)	600	10,809
Canadian Imperial Bank of Commerce	5,600	264,831
Canadian National Railway Co.	2,532	301,118
Canadian Natural Resources Ltd.(1)	9,300	509,841
Canadian Pacific Railway Ltd.	1,700	127,265
Canadian Tire Corp. Ltd., Class A	800	94,092
Canadian Utilities Ltd., A Shares(1)	2,200	67,306
Canadian Western Bank(1)	1,100	20,512
Canfor Corp.(2)	1,400	27,470
Capital Power Corp.	3,000	116,382
Capstone Mining Corp.(2)	9,500	21,339
Cardinal Energy Ltd.(1)	3,700	23,552
Cargojet, Inc.	100	10,521
Cascades, Inc.	2,300	15,674
CCL Industries, Inc., Class B	1,000	49,050
Celestica, Inc.(2)	2,200	22,698
Cenovus Energy, Inc.	17,638	330,910
Centerra Gold, Inc.	4,400	19,934
CES Energy Solutions Corp.	4,300	8,120
CGI, Inc.(2)	1,300	102,943
Chorus Aviation, Inc.(1)(2)	1,800	3,851
CI Financial Corp.	800	8,771
Cogeco Communications, Inc.	300	18,368
Cogeco, Inc.(1)	100	4,810
Colliers International Group, Inc. (Toronto)	400	46,595
Computer Modelling Group Ltd.	200	701
Constellation Software, Inc.	100	150,533
Copper Mountain Mining Corp.(1)(2)	6,200	6,892
Corus Entertainment, Inc., B Shares(1)	2,600	7,325
Crescent Point Energy Corp.(1)	11,700	88,907
84

Avantis International Equity Fund
	Shares	Value
Crew Energy, Inc.(2)	3,700	$18,312
Definity Financial Corp.(1)	1,800	50,984
Descartes Systems Group, Inc.(2)	600	42,267
Dollarama, Inc.	1,300	79,167
Doman Building Materials Group Ltd.(1)	1,200	5,491
Dorel Industries, Inc., Class B(1)	500	2,585
DREAM Unlimited Corp., Class A	400	8,586
Dundee Precious Metals, Inc.	4,590	20,899
Eldorado Gold Corp. (Toronto)(2)	1,200	6,615
Element Fleet Management Corp.	8,100	102,009
Emera, Inc.	1,300	60,152
Empire Co. Ltd., Class A	2,600	74,059
Enbridge, Inc.	4,400	181,447
Endeavour Mining PLC	1,938	37,717
Enerflex Ltd.(1)	1,000	5,018
Enerplus Corp.(1)	4,658	71,784
Enghouse Systems Ltd.(1)	300	7,323
Ensign Energy Services, Inc.(2)	2,800	6,630
EQB, Inc.	400	16,038
Equinox Gold Corp.(1)(2)	3,893	13,665
ERO Copper Corp.(1)(2)	600	5,692
Evertz Technologies Ltd.	400	4,508
Exchange Income Corp.(1)	300	10,587
Exco Technologies Ltd.	200	1,331
Extendicare, Inc.(1)	2,200	12,044
Fairfax Financial Holdings Ltd.	300	149,558
Finning International, Inc.	2,500	53,870
Firm Capital Mortgage Investment Corp.(1)	600	5,601
First Majestic Silver Corp.(1)	900	6,572
First Mining Gold Corp.(1)(2)	9,000	1,508
First National Financial Corp.(1)	400	11,327
First Quantum Minerals Ltd.	7,200	127,406
FirstService Corp.	200	25,018
Fortis, Inc.	3,700	163,230
Fortuna Silver Mines, Inc.(1)(2)	3,699	8,562
Franco-Nevada Corp.	600	72,136
Freehold Royalties Ltd.(1)	1,300	14,194
Frontera Energy Corp.(2)	1,500	12,666
Galiano Gold, Inc.(1)(2)	1,100	528
GCM Mining Corp.	2,600	6,474
Gear Energy Ltd.	16,300	15,390
George Weston Ltd.	800	91,461
GFL Environmental, Inc.	1,100	30,989
Gibson Energy, Inc.	1,000	18,875
Gildan Activewear, Inc.	1,700	50,274
goeasy Ltd.	200	18,253
Great-West Lifeco, Inc.(1)	3,200	75,167
Headwater Exploration, Inc.(2)	3,100	14,139
Heroux-Devtek, Inc.(2)	600	5,971
High Liner Foods, Inc.(1)	200	2,045
Home Capital Group, Inc.(1)	941	20,019
85

Avantis International Equity Fund
	Shares	Value
Hudbay Minerals, Inc.(1)	4,900	$21,639
Hut 8 Mining Corp.(1)(2)	2,300	4,746
Hydro One Ltd.	3,700	100,180
i-80 Gold Corp.(2)	800	1,431
iA Financial Corp., Inc.	2,200	118,179
IAMGOLD Corp.(1)(2)	5,900	7,053
IGM Financial, Inc.	600	16,332
Imperial Oil Ltd.(1)	2,300	112,885
Intact Financial Corp.	1,100	159,344
Interfor Corp.(2)	1,700	41,822
International Petroleum Corp.(1)(2)	127	1,250
Ivanhoe Mines Ltd., Class A(1)(2)	2,400	15,423
Jamieson Wellness, Inc.(1)	600	16,780
K92 Mining, Inc.(2)	2,600	13,402
Karora Resources, Inc.(2)	1,900	4,138
Kelt Exploration Ltd.(2)	4,300	20,594
Keyera Corp.(1)	4,400	108,413
Kinross Gold Corp.	16,500	54,148
Knight Therapeutics, Inc.(2)	2,400	10,416
Labrador Iron Ore Royalty Corp.(1)	1,100	24,448
Largo, Inc.(1)(2)	700	4,765
Laurentian Bank of Canada	1,000	27,396
LifeWorks, Inc.	300	7,294
Linamar Corp.	1,000	47,276
Loblaw Cos. Ltd.	1,500	132,566
Lundin Gold, Inc.	2,400	16,026
Lundin Mining Corp.(1)	11,400	59,285
Magna International, Inc.	3,400	196,412
Major Drilling Group International, Inc.(2)	3,271	22,166
Manulife Financial Corp.	21,900	378,854
Maple Leaf Foods, Inc.(1)	400	7,057
Martinrea International, Inc.(1)	1,900	14,973
MCAN Mortgage Corp.(1)	400	4,873
Medical Facilities Corp.	700	5,362
MEG Energy Corp.(2)	6,500	90,867
Methanex Corp.	1,400	50,602
Metro, Inc.(1)	1,900	99,937
MTY Food Group, Inc.	200	8,942
Mullen Group Ltd.	2,800	29,975
National Bank of Canada	4,100	271,252
New Gold, Inc. (Toronto)(2)	14,500	9,384
North American Construction Group Ltd.(1)	700	8,048
North West Co., Inc.	700	18,148
Northland Power, Inc.	2,880	98,591
Novagold Resources, Inc.(2)	9,601	42,532
Nutrien Ltd.	3,500	321,312
Nuvei Corp.(2)	500	15,301
NuVista Energy Ltd.(2)	4,900	40,294
Obsidian Energy Ltd.(2)	2,300	20,700
OceanaGold Corp.(2)	18,400	27,179
Onex Corp.	1,200	59,344
86

Avantis International Equity Fund
	Shares	Value
Open Text Corp.	2,300	$72,449
Osisko Gold Royalties Ltd. (Toronto)	900	8,710
Osisko Mining, Inc.(2)	1,400	2,697
Pan American Silver Corp.(1)	3,270	48,651
Paramount Resources Ltd., A Shares(1)	1,700	38,754
Parex Resources, Inc.	3,200	51,191
Parkland Corp.(1)	400	9,819
Pason Systems, Inc.	1,100	11,642
Pembina Pipeline Corp.(1)	3,900	137,726
Pet Valu Holdings Ltd.	200	5,109
Peyto Exploration & Development Corp.(1)	5,900	55,031
Pine Cliff Energy Ltd.(1)	6,700	9,642
Pipestone Energy Corp.(2)	4,000	14,863
Pizza Pizza Royalty Corp.(1)	200	2,004
Polaris Renewable Energy, Inc.(1)	400	5,872
Pollard Banknote Ltd.(1)	200	2,951
Power Corp. of Canada	1,805	46,412
PrairieSky Royalty Ltd.	2,400	32,710
Precision Drilling Corp.(1)(2)	300	18,438
Primo Water Corp.	700	9,194
Quarterhill, Inc.	800	1,151
Quebecor, Inc., Class B(1)	1,800	38,882
Real Matters, Inc.(1)(2)	650	2,866
Recipe UnLtd. Corp.(2)	330	4,942
Resolute Forest Products, Inc.(2)	500	10,119
Restaurant Brands International, Inc.	2,300	135,774
Richelieu Hardware Ltd.	400	10,693
Ritchie Bros Auctioneers, Inc.	1,000	69,273
Rogers Communications, Inc., Class B	1,000	43,058
Royal Bank of Canada	7,283	677,255
Russel Metals, Inc.	1,500	32,436
Sabina Gold & Silver Corp.(2)	3,500	2,825
Sandstorm Gold Ltd.	800	4,550
Saputo, Inc.	900	22,854
Secure Energy Services, Inc.	2,000	8,695
Shaw Communications, Inc., B Shares	2,900	74,369
Shawcor Ltd.(2)	2,500	14,962
Shopify, Inc., Class A(2)	2,000	63,319
Sienna Senior Living, Inc.(1)	100	1,015
Silvercorp Metals, Inc.	800	1,821
Sleep Country Canada Holdings, Inc.	600	12,106
Softchoice Corp.	1,100	15,386
Spartan Delta Corp.(1)(2)	3,800	38,337
Spin Master Corp., VTG Shares(2)	600	21,061
SSR Mining, Inc.(1)	2,809	37,921
SSR Mining, Inc. (NASDAQ)	1,697	22,893
Stantec, Inc.	700	33,221
Stelco Holdings, Inc.	1,300	35,189
Stella-Jones, Inc.(1)	900	27,404
StorageVault Canada, Inc.	1,200	5,574
Sun Life Financial, Inc.	3,300	145,382
87

Avantis International Equity Fund
	Shares	Value
Suncor Energy, Inc.	15,666	$506,832
SunOpta, Inc.(1)(2)	900	8,950
Surge Energy, Inc.	2,500	19,188
Tamarack Valley Energy Ltd.(1)	10,100	32,222
Taseko Mines Ltd.(1)(2)	3,500	3,651
TC Energy Corp.	3,600	173,483
Teck Resources Ltd., Class B	6,700	226,913
TELUS Corp.	2,300	51,802
TFI International, Inc.	500	49,884
Thomson Reuters Corp.	400	44,046
Tidewater Midstream and Infrastructure Ltd.	8,200	7,555
Timbercreek Financial Corp.(1)	1,500	9,240
TMX Group Ltd.	300	30,129
Torex Gold Resources, Inc.(2)	1,738	12,903
Toromont Industries Ltd.	1,000	77,405
Toronto-Dominion Bank	6,290	404,646
Total Energy Services, Inc.	1,600	8,857
Tourmaline Oil Corp.	4,800	283,793
TransAlta Corp.(1)	4,800	45,063
TransAlta Renewables, Inc.(1)	500	6,617
Transcontinental, Inc., Class A	560	7,061
TransGlobe Energy Corp.(1)	4,600	15,271
Treasury Metals, Inc.(1)(2)	300	83
Trican Well Service Ltd.(1)(2)	3,500	9,247
Tricon Residential, Inc. (Toronto)	1,930	20,147
Trisura Group Ltd.(1)(2)	500	13,241
Turquoise Hill Resources Ltd.(2)	1,400	38,503
Uni-Select, Inc.(2)	800	22,629
Vermilion Energy, Inc.	4,233	113,065
Victoria Gold Corp.(2)	1,300	7,701
Viemed Healthcare, Inc.(2)	200	1,195
Viemed Healthcare, Inc. (Toronto)(2)	474	2,811
Wajax Corp.	500	8,079
Wesdome Gold Mines Ltd.(2)	2,200	12,865
West Fraser Timber Co. Ltd.	1,472	131,694
Western Forest Products, Inc.	5,500	6,449
Westshore Terminals Investment Corp.(1)	600	13,970
Wheaton Precious Metals Corp.(1)	1,700	51,893
Whitecap Resources, Inc.(1)	10,796	78,667
Winpak Ltd.	200	6,614
WSP Global, Inc.	700	83,418
Yamana Gold, Inc.	15,200	67,126
Yangarra Resources Ltd.(2)	4,100	8,803
		14,895,705
China†
Fullshare Holdings Ltd.(1)(2)	167,500	2,599
Truly International Holdings Ltd.	24,000	5,258
		7,857
Denmark — 2.3%
ALK-Abello A/S(2)	1,597	29,691
Alm Brand A/S	21,735	31,847
88

Avantis International Equity Fund
	Shares	Value
AP Moller - Maersk A/S, A Shares	33	$77,092
AP Moller - Maersk A/S, B Shares	58	139,151
Bang & Olufsen A/S(2)	1,614	2,796
Bavarian Nordic A/S(2)	1,131	42,612
Carlsberg A/S, B Shares	328	42,591
Chemometec A/S	181	19,363
Chr Hansen Holding A/S	468	27,269
Coloplast A/S, B Shares	598	68,310
D/S Norden A/S	947	44,153
Danske Bank A/S	6,414	85,646
Demant A/S(2)	632	19,468
Dfds A/S	682	23,599
Drilling Co. of 1972 A/S(2)	360	17,083
DSV A/S	611	90,286
FLSmidth & Co. A/S	362	10,020
Genmab A/S, ADR(2)	4,871	172,872
GN Store Nord A/S	283	8,004
H Lundbeck A/S	3,924	15,411
H Lundbeck A/S, A Shares(2)	981	3,757
H+H International A/S, B Shares(2)	331	5,320
ISS A/S(2)	46	805
Jyske Bank A/S(2)	846	42,346
Nilfisk Holding A/S(2)	257	5,748
NKT A/S(2)	487	24,860
NNIT A/S(2)	254	2,295
Novo Nordisk A/S, ADR	10,888	1,155,217
Novozymes A/S, B Shares	2,575	147,789
Orsted A/S	1,295	126,395
Pandora A/S	903	54,249
Per Aarsleff Holding A/S	341	9,806
Ringkjoebing Landbobank A/S	334	35,661
ROCKWOOL A/S, B Shares	68	13,997
Royal Unibrew A/S	310	23,225
Schouw & Co. A/S	57	4,156
SimCorp A/S	408	29,795
Solar A/S, B Shares	136	10,995
SP Group A/S	96	3,561
Spar Nord Bank A/S	1,639	18,558
Sydbank A/S	1,105	31,930
Topdanmark A/S	699	36,656
TORM PLC	676	13,108
Tryg A/S	2,333	52,716
Vestas Wind Systems A/S	8,337	208,601
		3,028,810
Finland — 0.9%
Aktia Bank Oyj	500	5,161
Anora Group Oyj	109	888
Cargotec Oyj, B Shares	258	8,774
Caverion OYJ	704	3,444
Citycon Oyj(2)	1,917	13,585
Elisa Oyj	863	46,152
89

Avantis International Equity Fund
	Shares	Value
Fortum Oyj	3,183	$32,742
HKScan Oyj, A Shares(1)	1,333	1,535
Huhtamaki Oyj	439	15,373
Kemira Oyj	1,934	23,279
Kesko Oyj, B Shares	3,922	82,510
Kojamo Oyj	1,599	26,771
Kone Oyj, B Shares	2,175	86,984
Konecranes Oyj	267	6,277
Marimekko Oyj	615	6,065
Metsa Board Oyj	3,411	29,325
Metso Outotec Oyj	5,171	40,443
Musti Group Oyj(2)	248	4,904
Neste Oyj	1,987	98,032
Nokia Oyj, ADR	24,146	121,937
Nokian Renkaat Oyj	1,505	15,619
Oriola Oyj, B Shares	441	837
Orion Oyj, Class B	1,227	55,632
Outokumpu Oyj	4,900	19,649
Puuilo Oyj(1)	1,119	5,337
QT Group Oyj(1)(2)	196	9,937
Revenio Group Oyj	298	13,480
Rovio Entertainment Oyj	2,326	13,998
Sampo Oyj, A Shares	2,794	126,401
Sanoma Oyj	490	6,683
Stora Enso Oyj, R Shares	6,724	100,093
TietoEVRY Oyj	97	2,482
Tokmanni Group Corp.	974	11,628
UPM-Kymmene Oyj	3,325	112,965
Uponor Oyj	1,775	26,597
Valmet Oyj	1,568	39,745
Wartsila Oyj Abp	3,316	27,341
YIT Oyj(1)	2,168	7,094
		1,249,699
France — 8.8%
ABC arbitrage	396	2,798
Accor SA(2)	1,260	30,052
Aeroports de Paris(2)	289	39,573
Air France-KLM(2)	8,044	11,743
Air Liquide SA	2,567	321,678
Airbus SE	3,000	293,979
AKWEL	46	832
ALD SA	2,285	24,871
Alstom SA(1)	1,620	33,199
Alten SA	263	32,336
Amundi SA	513	26,011
APERAM SA	810	21,863
ArcelorMittal SA(1)	6,560	154,750
Arkema SA	1,244	105,021
Atari SA(1)(2)	7,088	903
Atos SE(2)	526	5,307
Aubay	27	1,322
90

Avantis International Equity Fund
	Shares	Value
AXA SA	20,424	$481,018
Beneteau SA	586	6,247
Bigben Interactive	62	758
BioMerieux	776	70,965
BNP Paribas SA	6,677	310,281
Bollore SE	8,843	42,259
Bonduelle SCA	188	2,428
Bouygues SA	4,907	144,143
Bureau Veritas SA	5,933	147,257
Capgemini SE	635	109,714
Carrefour SA	10,611	177,103
Casino Guichard Perrachon SA(1)(2)	675	8,747
Catana Group	769	4,753
Cellectis SA, ADR(2)	316	1,046
CGG SA(2)	9,736	9,206
Chargeurs SA	243	3,641
Cie de Saint-Gobain	5,538	223,058
Cie des Alpes(2)	439	6,945
Cie Generale des Etablissements Michelin SCA	9,523	231,611
Cie Plastic Omnium SA	1,492	27,665
Coface SA(2)	2,961	29,608
Credit Agricole SA	8,811	81,094
Danone SA	1,399	73,616
Dassault Aviation SA	712	97,779
Dassault Systemes SE	3,545	136,706
Derichebourg SA	3,292	18,519
Edenred	1,271	64,286
Eiffage SA	2,283	200,801
Electricite de France SA	4,088	48,877
Elis SA	536	6,854
Engie SA	16,123	191,494
Eramet SA	355	30,098
Esker SA	37	4,797
EssilorLuxottica SA	830	123,618
Esso SA Francaise(2)	168	10,337
Etablissements Maurel et Prom SA	1,540	7,794
Eurazeo SE	1,052	62,826
Euroapi SA(2)	956	14,903
Eurobio Scientific SA(2)	276	5,089
Eurofins Scientific SE	1,381	95,549
Euronext NV	633	46,781
Eutelsat Communications SA	4,418	39,961
Faurecia SE(2)	3,229	46,307
Fnac Darty SA	114	3,838
Focus Entertainment(2)	53	2,397
Gaztransport Et Technigaz SA	753	95,860
Genfit(2)	1,825	7,727
Getlink SE	5,947	111,988
Groupe LDLC(1)	99	2,698
Hermes International	210	268,961
ID Logistics Group(2)	79	22,103
91

Avantis International Equity Fund
	Shares	Value
Imerys SA	604	$17,477
Infotel SA	51	2,562
Innate Pharma SA(1)(2)	719	1,922
Ipsen SA	1,009	96,700
Jacquet Metals SACA	231	3,658
JCDecaux SA(2)	633	8,777
Kaufman & Broad SA(1)	197	4,666
Kering SA	520	260,911
L'Oreal SA	828	284,372
La Francaise des Jeux SAEM	2,967	96,232
Legrand SA	737	53,325
LISI	253	5,358
LVMH Moet Hennessy Louis Vuitton SE	1,342	865,948
Maisons du Monde SA(1)	672	6,432
Manitou BF SA	243	4,001
Mersen SA	475	14,047
Metropole Television SA	937	11,567
Nacon SA(1)(2)	27	131
Neoen SA	875	36,142
Nexans SA	621	56,739
Nexity SA	557	12,472
Novacyt SA(2)	1,610	1,914
Orange SA, ADR(1)	29,450	297,151
Orpea SA(1)(2)	451	9,812
Pernod Ricard SA	986	180,920
Publicis Groupe SA	982	47,946
Quadient SA	622	10,536
Remy Cointreau SA	170	31,529
Renault SA(2)	3,115	88,724
ReWorld Media SA(2)	641	4,064
Rexel SA(2)	2,669	43,350
Rubis SCA	851	20,061
Safran SA	3,249	331,250
Sanofi, ADR	9,985	409,685
Sartorius Stedim Biotech	112	40,965
Schneider Electric SE	1,033	122,780
SCOR SE	3,011	49,827
SEB SA	387	28,663
SES SA	12,776	89,692
SES-imagotag SA(2)	222	22,187
SMCP SA(2)	707	3,872
Societe BIC SA	346	19,683
Societe Generale SA	9,650	212,738
Sodexo SA	422	32,275
SOITEC(2)	372	52,540
Solutions 30 SE(1)(2)	1,773	5,175
Sopra Steria Group SACA	213	29,401
SPIE SA	1,881	40,952
STMicroelectronics NV, NY Shares	10,472	365,473
Technip Energies NV	1,549	19,367
Teleperformance	503	143,258
92

Avantis International Equity Fund
	Shares	Value
Television Francaise 1	741	$4,699
Thales SA	1,885	227,257
TotalEnergies SE, ADR	17,336	875,641
Trigano SA	86	7,445
Ubisoft Entertainment SA(2)	2,348	108,278
Valeo	4,638	88,594
Vallourec SA(2)	2,861	29,784
Veolia Environnement SA	3,471	77,360
Verallia SA	2,032	46,586
Vicat SA	337	8,528
Vilmorin & Cie SA	141	6,059
Vinci SA	4,463	411,727
Virbac SA	55	20,390
Vivendi SE	7,547	68,409
Wavestone	105	4,890
Worldline SA(2)	151	6,469
X-Fab Silicon Foundries SE(2)	1,705	10,586
		11,670,280
Germany — 6.1%
1&1 AG	260	4,179
7C Solarparken AG	2,864	15,415
Aareal Bank AG(2)	477	15,236
Adesso SE	58	7,028
adidas AG	1,355	200,924
ADLER Group SA(2)	223	625
Allianz SE	1,867	315,591
Amadeus Fire AG	60	5,986
Aroundtown SA	14,194	41,398
Atoss Software AG	106	14,061
AURELIUS Equity Opportunities SE & Co. KGaA	862	20,016
Aurubis AG	774	46,863
BASF SE	6,157	260,434
Bayer AG	4,528	239,477
Bayerische Motoren Werke AG	2,707	199,448
Bayerische Motoren Werke AG, Preference Shares	433	30,104
BayWa AG	138	5,970
Bechtle AG	696	26,663
Befesa SA	386	15,886
Beiersdorf AG	1,086	109,621
Bertrandt AG	99	3,379
Bijou Brigitte AG(2)	20	657
Bilfinger SE	352	10,451
Borussia Dortmund GmbH & Co. KGaA(2)	870	3,409
Brenntag SE	894	58,617
CANCOM SE	186	5,209
Carl Zeiss Meditec AG	316	39,329
CECONOMY AG	4,325	6,257
Cewe Stiftung & Co. KGAA	104	8,223
Commerzbank AG(2)	16,189	107,720
CompuGroup Medical SE & Co. KgaA	280	10,531
Continental AG	736	42,375
93

Avantis International Equity Fund
	Shares	Value
Covestro AG	3,000	$90,456
CropEnergies AG	109	1,786
CTS Eventim AG & Co. KGaA(2)	848	45,592
Daimler Truck Holding AG(2)	6,407	163,820
Delivery Hero SE(2)	303	12,575
Dermapharm Holding SE	272	12,616
Deutsche Bank AG	19,454	161,663
Deutsche Beteiligungs AG	216	6,041
Deutsche Boerse AG	1,171	197,986
Deutsche Lufthansa AG(2)	12,411	73,787
Deutsche Pfandbriefbank AG	2,973	25,657
Deutsche Post AG	6,123	223,484
Deutsche Telekom AG	21,751	409,946
Deutz AG	2,787	10,495
DIC Asset AG	312	3,194
Draegerwerk AG & Co. KGaA	78	3,153
Draegerwerk AG & Co. KGaA, Preference Shares	416	19,682
Duerr AG	958	21,102
E.ON SE	13,971	119,167
Eckert & Ziegler Strahlen- und Medizintechnik AG	152	5,990
Elmos Semiconductor SE	204	8,654
ElringKlinger AG	121	849
Encavis AG	2,548	54,454
Energiekontor AG	210	18,447
Evonik Industries AG	2,361	44,021
Evotec SE(2)	1,401	30,799
Fielmann AG	598	22,223
flatexDEGIRO AG(2)	1,036	9,969
Fraport AG Frankfurt Airport Services Worldwide(2)	157	6,789
Freenet AG	1,139	24,826
Fresenius Medical Care AG & Co. KGaA, ADR	1,743	29,805
Fresenius SE & Co. KGaA	368	9,104
FUCHS PETROLUB SE, Preference Shares	646	17,483
GEA Group AG	2,145	74,618
Gerresheimer AG	696	36,407
GFT Technologies SE	224	7,446
Grand City Properties SA	1,116	13,241
GRENKE AG	380	9,137
Hamburger Hafen und Logistik AG	771	9,429
Hannover Rueck SE	505	74,430
HeidelbergCement AG	2,037	91,986
Heidelberger Druckmaschinen AG(2)	3,633	5,298
HelloFresh SE(2)	1,739	41,520
Henkel AG & Co. KGaA	460	28,768
Henkel AG & Co. KGaA, Preference Shares	789	50,917
Hensoldt AG	650	14,455
HOCHTIEF AG	490	24,193
Hornbach Holding AG & Co. KGaA	279	19,680
HUGO BOSS AG	1,494	81,426
Hypoport SE(2)	22	4,296
Indus Holding AG	450	10,046
94

Avantis International Equity Fund
	Shares	Value
Infineon Technologies AG	5,657	$138,420
Instone Real Estate Group SE	786	6,958
Jenoptik AG	553	11,703
JOST Werke AG	365	13,527
Jungheinrich AG, Preference Shares	1,272	31,054
K+S AG	3,931	89,554
KION Group AG	468	18,700
Kloeckner & Co. SE	1,094	9,873
Knorr-Bremse AG	959	46,478
Koenig & Bauer AG(2)	246	2,868
Kontron AG	1,115	16,964
Krones AG	359	29,565
KSB SE & Co. KGaA, Preference Shares	15	4,635
KWS Saat SE & Co. KGaA	122	7,423
Lang & Schwarz AG	141	2,009
Lanxess AG	1,307	44,100
LEG Immobilien SE	610	46,100
Leifheit AG	4	62
Leoni AG(2)	416	2,916
LPKF Laser & Electronics AG(2)	302	2,611
Mercedes-Benz Group AG	5,288	296,475
Merck KGaA	375	64,417
METRO AG(2)	2,732	21,750
MLP SE	786	4,341
MTU Aero Engines AG	938	165,428
Muenchener Rueckversicherungs-Gesellschaft AG	1,090	260,424
Mutares SE & Co. KGaA	412	6,650
Nagarro SE(2)	105	10,552
Nemetschek SE	560	32,990
New Work SE	30	3,576
Norma Group SE	326	5,126
OHB SE	22	781
PATRIZIA SE	274	3,464
Pfeiffer Vacuum Technology AG	35	4,619
Porsche Automobil Holding SE, Preference Shares	1,458	102,803
ProSiebenSat.1 Media SE	1,049	8,109
publity AG(2)	24	694
Puma SE	729	44,559
PVA TePla AG(2)	186	3,124
QIAGEN NV(2)	1,802	81,865
Rational AG	50	26,968
Rheinmetall AG	778	123,504
RTL Group SA	47	1,746
RWE AG	8,644	330,005
SAF-Holland SE	676	5,379
Salzgitter AG	583	14,333
SAP SE, ADR	1,936	164,986
Sartorius AG, Preference Shares	147	61,244
Schaeffler AG, Preference Shares	2,472	12,879
Scout24 SE	365	21,029
Secunet Security Networks AG	55	11,968
95

Avantis International Equity Fund
	Shares	Value
SGL Carbon SE(2)	2,080	$14,136
Siemens AG	2,474	250,602
Siemens Energy AG(2)	2,395	35,229
Siemens Healthineers AG	1,686	82,388
Siltronic AG	314	21,518
Sixt SE	346	33,834
Sixt SE, Preference Shares	398	23,789
SMA Solar Technology AG(2)	128	6,440
Software AG	120	3,264
Stabilus SA	504	25,779
Steico SE	77	5,919
STO SE & Co. KGaA, Preference Shares	45	7,038
STRATEC SE	85	7,245
Stroeer SE & Co. KGaA	379	16,107
Suedzucker AG	1,714	23,504
SUESS MicroTec SE	143	1,771
Symrise AG	665	69,582
Synlab AG	1,246	18,267
TAG Immobilien AG	2,539	23,423
TeamViewer AG(2)	2,316	23,176
Technotrans SE	128	3,475
Telefonica Deutschland Holding AG	24,554	63,741
ThyssenKrupp AG(2)	5,850	32,631
Traffic Systems SE	40	846
UmweltBank AG	260	3,657
Uniper SE	1,851	10,016
United Internet AG	1,451	32,822
Varta AG	394	27,642
VERBIO Vereinigte BioEnergie AG	509	32,669
Villeroy & Boch AG, Preference Shares	155	2,926
Vitesco Technologies Group AG, Class A(2)	380	18,557
Volkswagen AG	236	43,653
Volkswagen AG, Preference Shares	1,269	180,501
Vonovia SE	6,207	168,033
Vossloh AG	187	6,394
Wacker Chemie AG	203	28,870
Wacker Neuson SE	447	7,400
Washtec AG	108	4,331
Wuestenrot & Wuerttembergische AG	218	3,550
Zalando SE(2)	392	9,076
		8,149,099
Hong Kong — 2.5%
AIA Group Ltd.	61,068	587,550
ASMPT Ltd.	6,200	48,022
Atlas Corp.(1)	4,940	70,889
Bank of East Asia Ltd.	31,200	39,309
BOC Hong Kong Holdings Ltd.	29,000	99,812
Bright Smart Securities & Commodities Group Ltd.	14,000	2,242
Budweiser Brewing Co. APAC Ltd.	4,600	13,521
Cafe de Coral Holdings Ltd.	4,000	5,727
Chow Sang Sang Holdings International Ltd.	5,000	5,629
96

Avantis International Equity Fund
	Shares	Value
Chow Tai Fook Jewellery Group Ltd.	5,200	$10,466
CK Asset Holdings Ltd.	25,906	174,859
CK Hutchison Holdings Ltd.	8,500	54,890
CK Infrastructure Holdings Ltd.	7,500	45,608
CLP Holdings Ltd.	16,000	137,861
Comba Telecom Systems Holdings Ltd.(1)(2)	18,000	3,338
Cowell e Holdings, Inc.(1)(2)	11,000	22,297
Dah Sing Banking Group Ltd.	16,800	13,046
Dah Sing Financial Holdings Ltd.	3,200	8,519
DFI Retail Group Holdings Ltd.	2,300	6,245
E-Commodities Holdings Ltd.(1)	82,000	18,314
Esprit Holdings Ltd.(1)(2)	5,100	634
ESR Group Ltd.(2)	7,800	21,841
Fairwood Holdings Ltd.	2,000	3,311
Far East Consortium International Ltd.	15,000	4,754
First Pacific Co. Ltd.	24,000	9,255
Futu Holdings Ltd., ADR(1)(2)	705	34,608
Galaxy Entertainment Group Ltd.	8,000	44,717
Giordano International Ltd.	52,000	12,100
Guotai Junan International Holdings Ltd.	40,000	4,013
Haitong International Securities Group Ltd.(1)	34,100	3,773
Hang Lung Group Ltd.	17,000	28,753
Hang Lung Properties Ltd.	35,000	58,205
Hang Seng Bank Ltd.	5,000	78,283
Henderson Land Development Co. Ltd.	19,000	63,557
HK Electric Investments & HK Electric Investments Ltd.	28,500	23,779
HKT Trust & HKT Ltd.	16,000	21,465
Hong Kong & China Gas Co. Ltd.	29,332	28,918
Hong Kong Exchanges & Clearing Ltd.	4,900	197,443
Hongkong & Shanghai Hotels Ltd.(2)	1,000	896
Hongkong Land Holdings Ltd.	12,600	60,910
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	2,954
Hysan Development Co. Ltd.	11,000	31,001
IGG, Inc.	10,000	4,299
IRC Ltd.(1)(2)	202,000	3,465
Jardine Matheson Holdings Ltd.	1,300	68,941
Johnson Electric Holdings Ltd.	4,000	4,724
K Wah International Holdings Ltd.	11,000	4,148
Kerry Logistics Network Ltd.	728	1,601
Kerry Properties Ltd.	10,000	23,055
Lifestyle International Holdings Ltd.(2)	5,000	2,926
LK Technology Holdings Ltd.(1)	10,000	14,615
Luk Fook Holdings International Ltd.	5,000	12,781
Man Wah Holdings Ltd.	16,800	13,276
Melco Resorts & Entertainment Ltd., ADR(2)	529	3,047
MGM China Holdings Ltd.(1)(2)	800	413
Modern Dental Group Ltd.	6,000	1,709
MTR Corp. Ltd.	5,000	25,607
New World Development Co. Ltd.	29,000	94,499
NWS Holdings Ltd.	38,000	36,556
Oriental Watch Holdings(1)	24,828	14,178
97

Avantis International Equity Fund
	Shares	Value
Pacific Basin Shipping Ltd.	130,000	$46,141
Pacific Century Premium Developments Ltd.(2)	2,268	120
Pacific Textiles Holdings Ltd.	12,000	4,506
PC Partner Group Ltd.(1)	8,000	7,606
PCCW Ltd.	27,024	13,528
Perfect Medical Health Management Ltd.	7,000	3,579
Power Assets Holdings Ltd.	11,000	65,793
Realord Group Holdings Ltd.(1)(2)	6,000	7,552
Regina Miracle International Holdings Ltd.	2,000	1,238
Sa Sa International Holdings Ltd.(2)	4,000	650
Sands China Ltd.(2)	3,600	8,050
Shun Tak Holdings Ltd.(2)	16,000	2,665
Singamas Container Holdings Ltd.	96,000	8,893
Sino Land Co. Ltd.	53,055	77,584
SITC International Holdings Co. Ltd.	20,000	50,717
SJM Holdings Ltd.(1)(2)	14,000	4,882
Sun Hung Kai & Co. Ltd.	10,000	4,609
Sun Hung Kai Properties Ltd.	6,500	76,363
SUNeVision Holdings Ltd.	11,000	7,207
Swire Pacific Ltd., Class A	9,000	62,251
Swire Properties Ltd.	12,600	29,040
Techtronic Industries Co. Ltd.	5,500	64,868
Texhong Textile Group Ltd.	4,000	3,758
Texwinca Holdings Ltd.	4,000	711
United Energy Group Ltd.	212,000	26,160
United Laboratories International Holdings Ltd.	10,000	4,841
Value Partners Group Ltd.(1)	10,000	2,933
Vitasoy International Holdings Ltd.(1)(2)	6,000	9,396
VSTECS Holdings Ltd.	8,000	5,289
VTech Holdings Ltd.	3,700	25,162
WH Group Ltd.	229,423	156,311
Wharf Real Estate Investment Co. Ltd.	10,000	45,502
Wynn Macau Ltd.(1)(2)	7,600	4,569
Xinyi Electric Storage Holdings Ltd.(2)	16,000	11,868
Xinyi Glass Holdings Ltd.	31,000	57,254
Yue Yuen Industrial Holdings Ltd.	15,000	22,365
		3,357,115
Ireland — 0.5%
AIB Group PLC(1)	10,809	24,520
Bank of Ireland Group PLC	16,880	104,007
Cairn Homes PLC	7,836	7,815
CRH PLC	4,906	181,167
Dalata Hotel Group PLC(2)	3,681	12,893
FBD Holdings PLC	510	5,204
Glanbia PLC	5,229	66,545
Glenveagh Properties PLC(2)	13,592	13,834
Kerry Group PLC, A Shares	888	91,572
Kingspan Group PLC	681	38,557
Origin Enterprises PLC	6,048	22,672
Smurfit Kappa Group PLC	4,033	135,225
Uniphar PLC(2)	1,590	5,428
		709,439
98

Avantis International Equity Fund
	Shares	Value
Israel — 1.1%
AFI Properties Ltd.	174	$8,594
Airport City Ltd.(2)	717	15,004
Alony Hetz Properties & Investments Ltd.	1,125	18,142
Amot Investments Ltd.	2,002	14,308
Ashtrom Group Ltd.	80	2,036
AudioCodes Ltd.	183	4,072
Azrieli Group Ltd.	181	15,015
Bank Hapoalim BM	10,153	105,261
Bank Leumi Le-Israel BM	9,847	104,095
Bezeq The Israeli Telecommunication Corp. Ltd.	18,393	31,009
Big Shopping Centers Ltd.	98	14,013
Caesarstone Ltd.	67	683
Cellcom Israel Ltd.(2)	759	4,748
Check Point Software Technologies Ltd.(2)	509	61,202
Clal Insurance Enterprises Holdings Ltd.(2)	1,225	26,452
Cognyte Software Ltd.(2)	134	699
CyberArk Software Ltd.(2)	90	12,985
Danel Adir Yeoshua Ltd.	47	5,741
Delek Automotive Systems Ltd.	1,513	23,332
Delek Group Ltd.(2)	84	14,590
Delta Galil Industries Ltd.	164	8,700
Elbit Systems Ltd.	111	23,697
Elco Ltd.	83	5,832
Electra Consumer Products 1970 Ltd.	158	7,305
Electra Ltd.	11	6,982
Energix-Renewable Energies Ltd.	281	1,281
Equital Ltd.(2)	507	18,830
Fattal Holdings 1998 Ltd.(2)	45	5,541
FIBI Holdings Ltd.	173	9,094
First International Bank of Israel Ltd.	813	37,834
FMS Enterprises Migun Ltd.	27	920
Fox Wizel Ltd.	130	18,871
Gav-Yam Lands Corp. Ltd.	433	4,411
Gazit-Globe Ltd.	640	4,166
Harel Insurance Investments & Financial Services Ltd.	1,656	18,829
Hilan Ltd.	298	18,132
ICL Group Ltd.	5,218	49,825
IDI Insurance Co. Ltd.	30	979
Inmode Ltd.(2)	506	16,162
Inrom Construction Industries Ltd.	1,146	5,341
Isracard Ltd.	4,656	15,497
Israel Corp. Ltd.(2)	34	16,434
Israel Discount Bank Ltd., A Shares	8,848	54,094
Israel Land Development - Urban Renewal Ltd.	808	14,399
Ituran Location and Control Ltd.	393	9,770
Kamada Ltd.(2)	160	793
Kenon Holdings Ltd.	115	4,672
Kornit Digital Ltd.(2)	40	1,243
M Yochananof & Sons Ltd.	68	4,277
Matrix IT Ltd.	212	5,564
99

Avantis International Equity Fund
	Shares	Value
Maytronics Ltd.	330	$4,741
Mediterranean Towers Ltd.	327	1,059
Mega Or Holdings Ltd.	162	5,603
Melisron Ltd.	83	6,778
Menora Mivtachim Holdings Ltd.(2)	483	11,125
Migdal Insurance & Financial Holdings Ltd.	3,642	6,018
Mivne Real Estate KD Ltd.	3,933	14,434
Mizrahi Tefahot Bank Ltd.	1,239	50,391
Nano Dimension Ltd., ADR(2)	1,645	4,886
Neto Malinda Trading Ltd.(2)	370	14,328
Nice Ltd., ADR(1)(2)	211	45,021
Nova Ltd.(2)	180	17,663
Novolog Ltd.	5,599	5,401
Oil Refineries Ltd.	45,199	19,408
One Software Technologies Ltd.	600	11,062
OPC Energy Ltd.(2)	1,847	22,022
Partner Communications Co. Ltd.(2)	2,031	17,566
Paz Oil Co. Ltd.(2)	218	28,575
Perion Network Ltd.(2)	476	9,684
Phoenix Holdings Ltd.	2,948	35,561
Property & Building Corp. Ltd.(2)	45	4,615
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	98	7,584
Sapiens International Corp. NV	45	1,012
Scope Metals Group Ltd.	181	9,073
Shapir Engineering and Industry Ltd.	867	8,282
Shikun & Binui Ltd.(2)	1,826	8,257
Shufersal Ltd.	3,883	26,593
Strauss Group Ltd.	509	13,311
Summit Real Estate Holdings Ltd.	420	7,918
Taro Pharmaceutical Industries Ltd.(2)	51	1,717
Tel Aviv Stock Exchange Ltd.	917	4,361
Tera Light Ltd.(2)	69	132
Teva Pharmaceutical Industries Ltd., ADR(2)	5,571	50,362
Tower Semiconductor Ltd.(2)	396	18,562
Wix.com Ltd.(2)	145	9,177
YH Dimri Construction & Development Ltd.	124	9,830
ZIM Integrated Shipping Services Ltd.(1)	1,085	39,158
		1,422,726
Italy — 2.0%
A2A SpA	31,231	34,996
ACEA SpA	668	7,999
Amplifon SpA	1,006	26,217
Arnoldo Mondadori Editore SpA	2,193	3,580
Ascopiave SpA	1,761	4,561
Assicurazioni Generali SpA	4,497	65,956
Atlantia SpA	4,259	97,525
Autogrill SpA(2)	2,820	18,496
Azimut Holding SpA	1,599	25,472
Banca Generali SpA	776	20,514
Banca IFIS SpA	489	5,839
Banca Mediolanum SpA	3,320	21,156
100

Avantis International Equity Fund
	Shares	Value
Banca Monte dei Paschi di Siena SpA(1)(2)	639	$203
Banca Popolare di Sondrio SCPA	10,739	34,389
Banco BPM SpA	19,755	49,048
BFF Bank SpA	3,275	20,731
Biesse SpA	223	2,831
BPER Banca	24,612	37,008
Brembo SpA	1,664	15,261
Brunello Cucinelli SpA	735	38,067
Buzzi Unicem SpA	2,170	36,295
Carel Industries SpA	333	7,136
Cementir Holding NV	699	4,049
CIR SpA-Compagnie Industriali(2)	10,844	4,551
CNH Industrial NV	9,034	109,990
Credito Emiliano SpA	1,683	9,730
d'Amico International Shipping SA(2)	45,275	10,875
Danieli & C Officine Meccaniche SpA	239	4,393
Danieli & C Officine Meccaniche SpA, Preference Shares	502	6,379
Davide Campari-Milano NV	589	5,779
De' Longhi SpA(1)	340	5,939
DiaSorin SpA	42	5,510
Digital Value SpA(2)	81	5,402
doValue SpA	489	2,801
Enav SpA(2)	4,093	16,921
Enel SpA	34,142	160,436
Eni SpA, ADR(1)	6,764	159,766
ERG SpA	1,116	35,369
Ferrari NV	449	86,676
Fila SpA	454	3,426
Fincantieri SpA(1)(2)	30,410	15,245
FinecoBank Banca Fineco SpA	5,445	58,873
Gruppo MutuiOnline SpA	307	7,575
Hera SpA	14,182	35,524
Infrastrutture Wireless Italiane SpA	103	955
Interpump Group SpA	205	7,235
Intesa Sanpaolo SpA	83,357	143,498
Iren SpA	25,168	37,927
Italgas SpA	14,060	72,320
Iveco Group NV(2)	5,228	26,435
Leonardo SpA	4,135	33,840
Maire Tecnimont SpA(1)	2,273	5,768
MARR SpA	738	8,667
Mediobanca Banca di Credito Finanziario SpA	4,737	37,498
MFE-MediaForEurope NV, Class A(2)	9,573	4,061
MFE-MediaForEurope NV, Class B(2)	7,657	4,454
Moncler SpA	1,518	67,538
Nexi SpA(2)	501	4,110
OVS SpA	5,412	8,183
Piaggio & C SpA	2,541	6,207
Poste Italiane SpA	7,286	58,230
Prysmian SpA	1,858	57,009
RAI Way SpA	2,481	12,000
101

Avantis International Equity Fund
	Shares	Value
Recordati Industria Chimica e Farmaceutica SpA	641	$26,153
Reply SpA	152	17,893
Safilo Group SpA(2)	2,082	2,917
Saipem SpA(1)(2)	4,992	3,502
Salvatore Ferragamo SpA(1)	973	15,650
Sanlorenzo SpA/Ameglia	180	5,655
Saras SpA(2)	21,050	25,497
Sesa SpA	216	26,403
Snam SpA	28,121	133,656
Stellantis NV	15,665	208,666
Technogym SpA	1,602	10,986
Telecom Italia SpA/Milano(2)	49,767	10,265
Telecom Italia SpA/Milano, Preference Shares(2)	37,591	7,455
Tenaris SA, ADR	967	26,418
Terna - Rete Elettrica Nazionale	6,553	46,587
UniCredit SpA	14,864	145,457
Unieuro SpA(1)	231	2,627
Unipol Gruppo SpA	5,271	22,073
Webuild SpA(1)	6,794	9,541
Zignago Vetro SpA	498	5,668
		2,677,493
Japan — 20.9%
77 Bank Ltd.	900	11,481
A&D HOLON Holdings Co. Ltd.	200	1,369
ABC-Mart, Inc.	100	4,023
Acom Co. Ltd.	1,400	3,330
ADEKA Corp.	800	13,499
Advantest Corp.	1,300	73,626
Aeon Co. Ltd.(1)	3,200	62,418
Aeon Delight Co. Ltd.(1)	200	4,088
AEON Financial Service Co. Ltd.(1)	2,700	27,730
Aeon Mall Co. Ltd.(1)	2,500	29,818
AGC, Inc.	2,600	88,241
Ai Holdings Corp.	100	1,530
Aichi Bank Ltd.	200	8,318
Aida Engineering Ltd.	200	1,232
Aiful Corp.	3,700	10,439
Ain Holdings, Inc.	400	22,861
Air Water, Inc.	3,300	41,283
Aisan Industry Co. Ltd.	1,000	5,237
Aisin Corp.	2,000	59,469
Ajinomoto Co., Inc.	2,400	66,336
Akatsuki, Inc.	100	1,700
Alconix Corp.	100	1,017
Alfresa Holdings Corp.(1)	2,100	25,130
Alpen Co. Ltd.(1)	400	6,021
Alps Alpine Co. Ltd.(1)	3,200	28,627
Altech Corp.	300	4,020
Amada Co. Ltd.	6,300	49,294
Amano Corp.	1,300	24,048
Amvis Holdings, Inc.	200	7,932
102

Avantis International Equity Fund
	Shares	Value
ANA Holdings, Inc.(2)	700	$13,458
Anritsu Corp.	2,300	27,112
AOKI Holdings, Inc.	100	506
Aoyama Trading Co. Ltd.	1,700	11,279
Aozora Bank Ltd.	1,900	36,675
Arata Corp.	400	11,852
Arcland Sakamoto Co. Ltd.(1)	900	9,651
Arcs Co. Ltd.(1)	800	11,698
Argo Graphics, Inc.	700	19,481
Arisawa Manufacturing Co. Ltd.	200	1,909
ARTERIA Networks Corp.	100	935
ArtSpark Holdings, Inc.	900	6,020
Aruhi Corp.(2)	200	1,515
AS One Corp.	200	9,173
Asahi Co. Ltd.	300	2,865
Asahi Diamond Industrial Co. Ltd.	1,700	9,486
Asahi Group Holdings Ltd.	1,100	36,881
Asahi Intecc Co. Ltd.	200	3,558
Asahi Kasei Corp.	13,700	100,117
ASAHI YUKIZAI Corp.	500	8,229
Asanuma Corp.	200	4,053
Asics Corp.	1,600	29,255
ASKA Pharmaceutical Holdings Co. Ltd.	500	4,248
ASKUL Corp.	400	5,284
Astellas Pharma, Inc.	9,200	130,436
Astena Holdings Co. Ltd.	1,500	4,815
Aucnet, Inc.(1)	1,000	15,509
Autobacs Seven Co. Ltd.	500	5,125
Avant Corp.	1,200	12,979
Awa Bank Ltd.(1)	300	4,089
Axial Retailing, Inc.	600	14,975
Azbil Corp.	100	2,849
Bandai Namco Holdings, Inc.	1,700	127,562
Bando Chemical Industries Ltd.	200	1,449
Bank of Iwate Ltd.(1)	200	2,678
Bank of Kyoto Ltd.	700	27,284
Bank of Nagoya Ltd.	200	4,448
Bank of the Ryukyus Ltd.(1)	900	5,014
BayCurrent Consulting, Inc.	100	29,387
Belc Co. Ltd.	400	16,037
Belluna Co. Ltd.	800	4,240
Benefit One, Inc.	400	5,922
Benesse Holdings, Inc.	1,100	17,290
Bic Camera, Inc.(1)	2,200	18,009
BIPROGY, Inc	1,200	26,576
BML, Inc.	400	10,236
Bridgestone Corp.	4,400	168,846
Brother Industries Ltd.	4,200	80,378
Bunka Shutter Co. Ltd.	700	5,369
C Uyemura & Co. Ltd.	400	18,720
Calbee, Inc.	1,300	25,797
103

Avantis International Equity Fund
	Shares	Value
Canon Marketing Japan, Inc.	400	$9,071
Canon, Inc., ADR(1)	2,778	66,339
Capcom Co. Ltd.	1,800	49,130
Carenet, Inc.	800	6,851
Casio Computer Co. Ltd.(1)	700	6,611
Cawachi Ltd.	200	3,037
Central Glass Co. Ltd.	1,000	24,127
Central Japan Railway Co.	400	47,092
Chiba Bank Ltd.	5,400	29,170
Chubu Electric Power Co., Inc.	3,500	35,591
Chubu Shiryo Co. Ltd.	400	3,088
Chudenko Corp.	200	3,056
Chugai Pharmaceutical Co. Ltd.	4,000	103,232
Chugoku Bank Ltd.(1)	3,300	22,102
Chugoku Electric Power Co., Inc.(1)	300	1,799
Citizen Watch Co. Ltd.(1)	6,900	29,481
CKD Corp.	1,200	15,787
CMIC Holdings Co. Ltd.	400	4,750
CMK Corp.	200	672
Coca-Cola Bottlers Japan Holdings, Inc.	2,400	24,545
COLOPL, Inc.	600	3,032
Colowide Co. Ltd.	500	6,722
Computer Engineering & Consulting Ltd.	300	2,772
COMSYS Holdings Corp.(1)	1,500	27,858
Comture Corp.	200	3,484
Concordia Financial Group Ltd.	10,200	32,347
Cosmo Energy Holdings Co. Ltd.	2,100	62,876
Cosmos Pharmaceutical Corp.	200	21,065
Create Restaurants Holdings, Inc.(1)	2,400	15,711
Create SD Holdings Co. Ltd.	200	4,485
Credit Saison Co. Ltd.	3,400	42,775
CTI Engineering Co. Ltd.	200	3,742
CyberAgent, Inc.	5,700	55,571
Cybozu, Inc.	200	1,929
Dai Nippon Printing Co. Ltd.	1,200	25,259
Dai-Dan Co. Ltd.	200	3,195
Dai-ichi Life Holdings, Inc.	8,400	145,135
Daicel Corp.(1)	5,200	32,657
Daido Steel Co. Ltd.(1)	200	5,610
Daifuku Co. Ltd.	500	29,169
Daiho Corp.	400	11,639
Daiichi Jitsugyo Co. Ltd.	200	5,497
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,900
Daiichi Sankyo Co. Ltd.	9,000	270,466
Daikin Industries Ltd.	800	139,654
Daikokutenbussan Co. Ltd.	200	8,493
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	400	5,144
Daio Paper Corp.(1)	800	7,478
Daiseki Co. Ltd.	360	10,796
Daishi Hokuetsu Financial Group, Inc.	900	16,933
Daito Pharmaceutical Co. Ltd.	200	3,816
104

Avantis International Equity Fund
	Shares	Value
Daito Trust Construction Co. Ltd.	800	$78,702
Daiwa House Industry Co. Ltd.	2,500	55,893
Daiwa Securities Group, Inc.(1)	11,500	50,200
Daiwabo Holdings Co. Ltd.	1,000	14,077
DCM Holdings Co. Ltd.(1)	1,000	7,416
DeNA Co. Ltd.	400	5,474
Denka Co. Ltd.	1,800	43,121
Denso Corp.	1,000	54,581
Dentsu Group, Inc.	1,900	61,190
Denyo Co. Ltd.	200	2,344
Dexerials Corp.	1,400	38,925
DIC Corp.	1,600	28,689
Digital Arts, Inc.	100	4,647
Digital Garage, Inc.	600	16,725
Dip Corp.	300	7,759
Disco Corp.	300	72,843
DMG Mori Co. Ltd.	1,700	22,063
Doshisha Co. Ltd.	400	4,373
Doutor Nichires Holdings Co. Ltd.	300	3,470
Dowa Holdings Co. Ltd.	900	33,925
Dream Incubator, Inc.(2)	300	4,305
DTS Corp.	300	7,729
Duskin Co. Ltd.	1,000	20,614
DyDo Group Holdings, Inc.	200	6,673
Eagle Industry Co. Ltd.	200	1,680
Earth Corp.	100	3,912
East Japan Railway Co.	900	46,617
Ebara Corp.	1,600	60,611
EDION Corp.(1)	2,400	20,645
Eiken Chemical Co. Ltd.	600	8,200
Eisai Co. Ltd.	3,100	126,397
Eizo Corp.	200	5,444
Electric Power Development Co. Ltd.(1)	3,800	58,536
en Japan, Inc.	500	8,545
ENEOS Holdings, Inc.	37,900	143,221
Enigmo, Inc.	600	2,370
eRex Co. Ltd.	500	10,050
ESPEC Corp.	200	2,614
Exedy Corp.	500	6,442
EXEO Group, Inc.	1,400	21,479
Ezaki Glico Co. Ltd.	900	23,418
F.C.C. Co. Ltd.	1,500	15,525
Fancl Corp.	300	6,066
FANUC Corp.	200	32,220
Fast Retailing Co. Ltd.(1)	300	175,419
Ferrotec Holdings Corp.	1,200	27,314
Fields Corp.	600	5,814
Financial Products Group Co. Ltd.	1,800	16,161
Food & Life Cos. Ltd.	800	12,589
Foster Electric Co. Ltd.	100	558
FP Corp.	800	18,780
105

Avantis International Equity Fund
	Shares	Value
France Bed Holdings Co. Ltd.	200	$1,418
Fudo Tetra Corp.	100	1,126
Fuji Electric Co. Ltd.	1,500	64,803
Fuji Kyuko Co. Ltd.	200	5,884
Fuji Media Holdings, Inc.	600	4,748
Fuji Seal International, Inc.	800	8,874
Fuji Soft, Inc.	200	11,677
Fujibo Holdings, Inc.	100	2,595
Fujicco Co. Ltd.	200	2,802
FUJIFILM Holdings Corp.	1,100	55,843
Fujikura Composites, Inc.	700	5,140
Fujikura Ltd.	5,100	36,217
Fujimi, Inc.	200	9,573
Fujimori Kogyo Co. Ltd.	200	5,060
Fujitec Co. Ltd.	600	12,092
Fujitsu Ltd.	1,500	176,510
Fujiya Co. Ltd.	300	5,125
Fukuda Corp.	200	7,060
Fukui Computer Holdings, Inc.	100	2,547
Fukuoka Financial Group, Inc.	2,900	51,822
Fukushima Galilei Co. Ltd.	200	5,217
Fukuyama Transporting Co. Ltd.	200	4,542
FULLCAST Holdings Co. Ltd.	300	5,249
Funai Soken Holdings, Inc.	200	3,426
Furukawa Co. Ltd.	300	2,720
Furukawa Electric Co. Ltd.	300	5,255
Furuno Electric Co. Ltd.	100	805
Furyu Corp.	700	5,106
Fuso Chemical Co. Ltd.	200	5,053
Futaba Industrial Co. Ltd.	200	517
Future Corp.	600	7,300
Fuyo General Lease Co. Ltd.	300	17,716
G-7 Holdings, Inc.	200	2,144
G-Tekt Corp.	100	1,000
Genky DrugStores Co. Ltd.(1)	200	5,259
Geo Holdings Corp.	500	5,926
GLOBERIDE, Inc.	400	7,839
Glory Ltd.	1,100	17,368
GMO Financial Holdings, Inc.(1)	1,200	6,529
GMO Internet, Inc.	400	7,378
GMO Payment Gateway, Inc.	100	7,930
Goldcrest Co. Ltd.	500	6,230
Goldwin, Inc.	600	35,730
GS Yuasa Corp.	800	14,517
GungHo Online Entertainment, Inc.	1,400	23,119
Gunma Bank Ltd.(1)	8,300	23,211
Gunze Ltd.	100	2,826
H.U. Group Holdings, Inc.	1,400	28,436
H2O Retailing Corp.	3,200	22,545
Hachijuni Bank Ltd.	8,200	28,120
Hakuhodo DY Holdings, Inc.	3,600	32,117
106

Avantis International Equity Fund
	Shares	Value
Hakuto Co. Ltd.	700	$16,630
Halows Co. Ltd.(1)	200	4,392
Hamakyorex Co. Ltd.	200	4,554
Hamamatsu Photonics KK	1,100	46,639
Hankyu Hanshin Holdings, Inc.	1,200	35,986
Hanwa Co. Ltd.	1,000	24,739
Happinet Corp.	600	6,952
Haseko Corp.	5,200	59,588
Hazama Ando Corp.	1,100	6,822
Heiwa Corp.	700	10,649
Heiwa Real Estate Co. Ltd.	800	22,559
Heiwado Co. Ltd.(1)	400	5,717
Hikari Tsushin, Inc.	200	25,285
Hino Motors Ltd.	5,000	22,811
Hirata Corp.	100	3,260
Hirogin Holdings, Inc.(1)	3,100	13,641
Hirose Electric Co. Ltd.	300	42,509
Hisamitsu Pharmaceutical Co., Inc.(1)	200	4,843
Hitachi Construction Machinery Co. Ltd.	1,500	30,836
Hitachi Ltd.	2,800	139,894
Hitachi Metals Ltd.(2)	400	6,019
Hitachi Transport System Ltd.	500	31,566
Hitachi Zosen Corp.	4,300	27,144
Hogy Medical Co. Ltd.	100	2,501
Hokkaido Electric Power Co., Inc.	5,900	21,656
Hokko Chemical Industry Co. Ltd.	200	1,519
Hokkoku Financial Holdings, Inc.	400	14,152
Hokuetsu Corp.	3,800	20,450
Hokuetsu Industries Co. Ltd.	100	691
Hokuhoku Financial Group, Inc.	3,100	18,420
Hokuriku Electric Power Co.	2,600	9,532
Hokuto Corp.	200	2,766
Honda Motor Co. Ltd., ADR	8,429	223,537
Hoosiers Holdings Co. Ltd.	200	1,160
Horiba Ltd.	900	40,998
Hoshizaki Corp.	600	17,825
Hosiden Corp.	800	9,089
Hosokawa Micron Corp.	200	3,776
House Foods Group, Inc.(1)	200	4,243
Hoya Corp.	1,184	120,740
HS Holdings Co. Ltd.	200	1,673
Hulic Co. Ltd.	5,800	43,952
Hyakugo Bank Ltd.	3,700	8,467
Hyakujushi Bank Ltd.	200	2,440
I'rom Group Co. Ltd.	300	5,193
I-Net Corp./Kanagawa	100	967
I-PEX, Inc.	200	1,968
Ibiden Co. Ltd.	1,400	44,435
Icom, Inc.	200	3,816
Idec Corp.	800	16,713
Idemitsu Kosan Co. Ltd.(1)	3,600	94,922
107

Avantis International Equity Fund
	Shares	Value
IDOM, Inc.(1)	900	$5,327
IHI Corp.	3,200	85,460
Iida Group Holdings Co. Ltd.(1)	1,100	16,756
Iino Kaiun Kaisha Ltd.	1,700	9,990
Inaba Denki Sangyo Co. Ltd.	600	11,832
Inabata & Co. Ltd.(1)	400	6,999
Ines Corp.	100	1,116
Infocom Corp.	200	2,897
Infomart Corp.	200	599
Information Services International-Dentsu Ltd.	400	12,984
INFRONEER Holdings, Inc.	2,484	17,756
INPEX Corp.	11,800	135,637
Insource Co. Ltd.	800	16,054
Intage Holdings, Inc.	600	6,890
Internet Initiative Japan, Inc.	1,000	36,116
IR Japan Holdings Ltd.	100	1,834
Iseki & Co. Ltd.	500	4,549
Isetan Mitsukoshi Holdings Ltd.	3,400	26,867
Ishihara Sangyo Kaisha Ltd.	900	7,233
Isuzu Motors Ltd.	8,000	99,357
Ito En Ltd.	500	21,944
ITOCHU Corp.	5,000	137,604
Itochu Enex Co. Ltd.	600	4,707
Itochu Techno-Solutions Corp.	500	12,619
Itoham Yonekyu Holdings, Inc.	900	4,352
IwaiCosmo Holdings, Inc.	100	902
Iwatani Corp.	1,000	40,802
Iyo Bank Ltd.	4,300	19,996
Izumi Co. Ltd.(1)	500	10,791
J Front Retailing Co. Ltd.(1)	5,800	45,968
J Trust Co. Ltd.	1,200	5,307
JAC Recruitment Co. Ltd.	300	4,246
Jaccs Co. Ltd.	500	13,750
JAFCO Group Co. Ltd.	2,100	30,392
Japan Airlines Co. Ltd.(2)	200	3,658
Japan Airport Terminal Co. Ltd.(2)	200	8,253
Japan Aviation Electronics Industry Ltd.	600	10,034
Japan Elevator Service Holdings Co. Ltd.	500	6,667
Japan Exchange Group, Inc.	3,200	47,687
Japan Investment Adviser Co. Ltd.	400	3,872
Japan Lifeline Co. Ltd.	1,300	9,437
Japan Material Co. Ltd.	500	6,920
Japan Petroleum Exploration Co. Ltd.	700	19,943
Japan Post Bank Co. Ltd.	700	5,103
Japan Post Holdings Co. Ltd.	15,400	106,241
Japan Post Insurance Co. Ltd.	3,400	52,080
Japan Pulp & Paper Co. Ltd.	200	6,273
Japan Securities Finance Co. Ltd.(1)	700	4,181
Japan Steel Works Ltd.	600	12,810
Japan Wool Textile Co. Ltd.	700	5,145
JCR Pharmaceuticals Co. Ltd.	1,100	17,053
108

Avantis International Equity Fund
	Shares	Value
JCU Corp.	200	$4,715
JDC Corp.	200	868
Jeol Ltd.	800	32,041
JFE Holdings, Inc.(1)	6,200	66,610
JGC Holdings Corp.	3,100	41,771
JINS Holdings, Inc.	100	3,050
JINUSHI Co. Ltd.	300	4,317
Joshin Denki Co. Ltd.	300	4,133
Joyful Honda Co. Ltd.	900	11,227
JSB Co. Ltd.	200	4,984
JSR Corp.	2,500	55,767
JTEKT Corp.	3,900	27,454
Juki Corp.	1,000	5,065
Juroku Financial Group, Inc.	500	8,847
Justsystems Corp.	600	15,064
JVCKenwood Corp.	4,600	6,753
K's Holdings Corp.	2,800	25,798
Kadokawa Corp.	400	8,670
Kaga Electronics Co. Ltd.	100	2,960
Kagome Co. Ltd.	800	17,645
Kajima Corp.	6,100	64,187
Kakaku.com, Inc.	800	14,726
Kameda Seika Co. Ltd.	100	3,267
Kamigumi Co. Ltd.	900	17,612
Kanamoto Co. Ltd.	600	9,237
Kandenko Co. Ltd.	900	5,416
Kaneka Corp.	1,300	34,868
Kanematsu Corp.	1,600	17,309
Kanematsu Electronics Ltd.	200	6,101
Kansai Electric Power Co., Inc.	4,500	43,612
Kansai Paint Co. Ltd.	300	4,598
Kanto Denka Kogyo Co. Ltd.	1,200	8,621
Kao Corp.	2,500	108,251
Kasai Kogyo Co. Ltd.(2)	200	342
Kato Sangyo Co. Ltd.	700	17,215
Kawasaki Heavy Industries Ltd.	3,300	64,047
Kawasaki Kisen Kaisha Ltd.(1)	600	37,961
KDDI Corp.	10,800	330,492
KeePer Technical Laboratory Co. Ltd.	300	8,806
Keihan Holdings Co. Ltd.	600	15,213
Keihanshin Building Co. Ltd.	300	2,708
Keikyu Corp.	300	3,083
Keio Corp.	200	7,610
Keisei Electric Railway Co. Ltd.	500	13,948
KEIWA, Inc.	200	6,311
Keiyo Bank Ltd.	1,500	5,216
Kewpie Corp.	1,400	23,001
Keyence Corp.	200	75,095
KFC Holdings Japan Ltd.	700	14,080
KH Neochem Co. Ltd.	800	14,722
Kikkoman Corp.	300	18,345
109

Avantis International Equity Fund
	Shares	Value
Kinden Corp.	1,300	$13,718
Kintetsu Group Holdings Co. Ltd.	600	20,374
Kirin Holdings Co. Ltd.	3,300	54,324
Kissei Pharmaceutical Co. Ltd.	400	7,122
Kitanotatsujin Corp.(1)	200	341
Kito Corp.	100	1,940
Kitz Corp.	900	5,248
Kiyo Bank Ltd.	1,000	10,746
Koa Corp.	500	8,455
Koatsu Gas Kogyo Co. Ltd.	200	961
Kobe Bussan Co. Ltd.	1,200	30,558
Kobe Steel Ltd.	6,200	28,210
Koei Tecmo Holdings Co. Ltd.(1)	260	8,717
Kohnan Shoji Co. Ltd.(1)	500	12,394
Koito Manufacturing Co. Ltd.	500	17,082
Kojima Co. Ltd.	1,100	5,043
Kokuyo Co. Ltd.	500	6,440
Komatsu Ltd.	5,300	110,869
KOMEDA Holdings Co. Ltd.	800	13,200
Komeri Co. Ltd.	1,100	20,659
Komori Corp.	100	552
Konami Group Corp.	900	45,675
Konica Minolta, Inc.(1)	10,200	35,317
Konishi Co. Ltd.	400	4,680
Konoike Transport Co. Ltd.	400	3,796
Kotobuki Spirits Co. Ltd.	100	5,758
Kubota Corp.	4,700	72,992
Kumagai Gumi Co. Ltd.	900	17,218
Kumiai Chemical Industry Co. Ltd.	2,900	22,595
Kurabo Industries Ltd.	200	3,051
Kuraray Co. Ltd.	7,000	53,171
Kureha Corp.	500	33,577
Kurita Water Industries Ltd.	1,100	42,798
Kusuri no Aoki Holdings Co. Ltd.	400	17,644
KYB Corp.	300	7,096
Kyocera Corp.	1,500	83,376
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	3,925
Kyokuyo Co. Ltd.	200	5,234
Kyowa Kirin Co. Ltd.	1,500	33,622
Kyudenko Corp.	300	6,039
Kyushu Electric Power Co., Inc.	4,800	28,848
Kyushu Financial Group, Inc.	2,500	6,828
Kyushu Railway Co.	1,100	23,139
Lasertec Corp.	300	41,534
Lawson, Inc.(1)	1,100	36,455
LEC, Inc.	400	2,182
Lintec Corp.	500	8,333
Lion Corp.	600	7,005
Lixil Corp.(1)	4,200	73,036
M&A Capital Partners Co. Ltd.(2)	100	2,468
m-up Holdings, Inc.	900	9,311
110

Avantis International Equity Fund
	Shares	Value
M3, Inc.	2,000	$64,064
Mabuchi Motor Co. Ltd.	100	2,839
Macnica Holdings, Inc.	800	17,165
Maeda Kosen Co. Ltd.	400	9,287
Makino Milling Machine Co. Ltd.	600	18,933
Makita Corp.	800	18,811
Mani, Inc.(1)	200	2,507
Marubeni Corp.	12,600	131,321
Marudai Food Co. Ltd.	200	2,268
Maruha Nichiro Corp.	800	14,305
Marui Group Co. Ltd.(1)	2,200	39,458
Maruichi Steel Tube Ltd.	200	4,264
MARUKA FURUSATO Corp.	500	12,186
Marusan Securities Co. Ltd.	1,100	3,772
Maruwa Co. Ltd.(1)	300	37,739
Maruwa Unyu Kikan Co. Ltd.(1)	400	4,810
Maruzen Showa Unyu Co. Ltd.	200	4,567
Marvelous, Inc.	900	4,385
Matsui Securities Co. Ltd.	1,500	8,545
MatsukiyoCocokara & Co.	100	3,968
Maxell Ltd.	1,400	14,849
Mazda Motor Corp.	10,700	94,760
McDonald's Holdings Co. Japan Ltd.	700	25,020
Mebuki Financial Group, Inc.	11,100	21,274
Media Do Co. Ltd.	200	2,942
Medipal Holdings Corp.	1,500	20,523
MedPeer, Inc.(1)(2)	200	2,274
Megmilk Snow Brand Co. Ltd.	800	9,860
Meidensha Corp.	400	5,734
MEIJI Holdings Co. Ltd.	1,400	66,694
Meiko Electronics Co. Ltd.(1)	400	9,293
Meitec Corp.	1,500	26,373
Menicon Co. Ltd.	1,100	26,409
Mercari, Inc.(2)	600	9,663
Micronics Japan Co. Ltd.	1,300	13,317
Milbon Co. Ltd.	100	4,212
Mimasu Semiconductor Industry Co. Ltd.	100	1,521
MINEBEA MITSUMI, Inc.	4,200	72,186
MIRAIT ONE Corp.	1,000	11,239
Miroku Jyoho Service Co. Ltd.	200	2,214
MISUMI Group, Inc.	1,500	36,819
Mitsuba Corp.	200	636
Mitsubishi Chemical Group Corp.	15,300	80,324
Mitsubishi Corp.	8,800	288,118
Mitsubishi Electric Corp.	7,100	71,782
Mitsubishi Estate Co. Ltd.	4,300	57,908
Mitsubishi Gas Chemical Co., Inc.	2,300	34,187
Mitsubishi HC Capital, Inc.	12,330	59,754
Mitsubishi Heavy Industries Ltd.	4,900	188,898
Mitsubishi Logisnext Co. Ltd.	400	2,396
Mitsubishi Logistics Corp.(1)	1,000	25,984
111

Avantis International Equity Fund
	Shares	Value
Mitsubishi Materials Corp.	1,000	$14,925
Mitsubishi Motors Corp.(2)	5,700	22,801
Mitsubishi Research Institute, Inc.	400	11,975
Mitsubishi Shokuhin Co. Ltd.	400	9,818
Mitsubishi UFJ Financial Group, Inc., ADR(1)	57,383	295,522
Mitsuboshi Belting Ltd.(1)	1,000	22,989
Mitsui & Co. Ltd.	9,200	215,916
Mitsui Chemicals, Inc.	3,500	78,629
Mitsui DM Sugar Holdings Co. Ltd.	100	1,346
Mitsui Fudosan Co. Ltd.	4,100	82,986
Mitsui High-Tec, Inc.	300	18,554
Mitsui Matsushima Holdings Co. Ltd.(1)	500	13,091
Mitsui Mining & Smelting Co. Ltd.	1,800	42,508
Mitsui OSK Lines Ltd.(1)	3,000	78,161
Mitsui-Soko Holdings Co. Ltd.	1,000	24,170
Mitsuuroko Group Holdings Co. Ltd.	400	2,825
Miura Co. Ltd.	200	4,243
Mixi, Inc.	300	5,151
Miyazaki Bank Ltd.	300	4,795
Mizuho Financial Group, Inc., ADR(1)	58,107	133,065
Mizuho Leasing Co. Ltd.	800	19,323
Mizuho Medy Co. Ltd.	300	6,431
Mizuno Corp.	400	7,696
Mochida Pharmaceutical Co. Ltd.	100	2,462
Modec, Inc.(2)	100	1,037
Monex Group, Inc.(1)	3,700	13,195
Monogatari Corp.	400	20,284
MonotaRO Co. Ltd.	800	14,354
Morinaga & Co. Ltd.	700	19,994
Morinaga Milk Industry Co. Ltd.	700	21,403
Moriroku Holdings Co. Ltd.(1)	400	5,072
Morita Holdings Corp.	600	5,459
MOS Food Services, Inc.	800	18,261
MrMax Holdings Ltd.	400	1,822
MS&AD Insurance Group Holdings, Inc.	4,300	128,294
Murata Manufacturing Co. Ltd.	3,400	183,078
Musashi Seimitsu Industry Co. Ltd.(1)	700	8,480
Musashino Bank Ltd.	400	4,876
Nabtesco Corp.	2,200	52,097
Nachi-Fujikoshi Corp.	200	5,426
Nagase & Co. Ltd.	1,100	15,786
Nagoya Railroad Co. Ltd.	1,500	23,206
Nakanishi, Inc.	1,100	21,330
Nankai Electric Railway Co. Ltd.	600	11,935
Nanto Bank Ltd.	500	7,047
NEC Corp.	3,300	120,356
Nexon Co. Ltd.	1,200	23,895
Nextage Co. Ltd.	900	19,540
NGK Insulators Ltd.	3,700	52,827
NGK Spark Plug Co. Ltd.	2,100	43,087
NH Foods Ltd.	1,500	42,938
112

Avantis International Equity Fund
	Shares	Value
NHK Spring Co. Ltd.	4,400	$29,718
Nichias Corp.	1,000	17,269
Nichicon Corp.	1,400	14,725
Nichiha Corp.	1,300	25,906
Nichirei Corp.	1,800	32,179
Nichireki Co. Ltd.	100	977
Nidec Corp.	823	54,674
Nifco, Inc.	1,200	27,084
Nihon Dempa Kogyo Co. Ltd.	200	2,173
Nihon Flush Co. Ltd.	400	2,727
Nihon Kohden Corp.	1,300	29,689
Nihon M&A Center Holdings, Inc.	1,000	12,393
Nihon Parkerizing Co. Ltd.	2,300	15,831
Nihon Plast Co. Ltd.	200	650
Nikkon Holdings Co. Ltd.	1,400	23,698
Nikon Corp.	3,800	43,378
Nintendo Co. Ltd.	400	163,739
Nippn Corp.	700	7,895
Nippon Carbon Co. Ltd.	100	2,942
Nippon Chemi-Con Corp.(2)	500	6,553
Nippon Coke & Engineering Co. Ltd.	7,500	5,427
Nippon Denko Co. Ltd.	2,400	6,370
Nippon Densetsu Kogyo Co. Ltd.	2,100	27,021
Nippon Electric Glass Co. Ltd.	1,600	30,133
NIPPON EXPRESS HOLDINGS, Inc.	1,400	77,032
Nippon Gas Co. Ltd.	600	9,551
Nippon Kayaku Co. Ltd.	1,500	13,032
Nippon Koei Co. Ltd.	200	5,122
Nippon Light Metal Holdings Co. Ltd.	1,160	13,348
Nippon Paint Holdings Co. Ltd.	2,500	19,281
Nippon Paper Industries Co. Ltd.	1,900	12,397
Nippon Parking Development Co. Ltd.	3,300	3,814
Nippon Pillar Packing Co. Ltd.	200	3,723
Nippon Road Co. Ltd.(1)	200	8,903
Nippon Sanso Holdings Corp.	1,100	20,006
Nippon Seiki Co. Ltd.	400	2,365
Nippon Sheet Glass Co. Ltd.(2)	1,300	4,957
Nippon Shinyaku Co. Ltd.	300	16,410
Nippon Shokubai Co. Ltd.	800	31,723
Nippon Signal Co. Ltd.	100	668
Nippon Soda Co. Ltd.	700	23,147
Nippon Steel Corp.	9,800	154,802
Nippon Steel Trading Corp.	200	7,695
Nippon Suisan Kaisha Ltd.	5,600	22,915
Nippon Telegraph & Telephone Corp.	8,600	233,097
Nippon Television Holdings, Inc.	800	6,798
Nippon Yakin Kogyo Co. Ltd.	200	4,129
Nippon Yusen KK(1)	2,400	183,058
Nipro Corp.	3,400	27,680
Nishi-Nippon Financial Holdings, Inc.	1,800	9,550
Nishi-Nippon Railroad Co. Ltd.	1,000	20,692
113

Avantis International Equity Fund
	Shares	Value
Nishimatsu Construction Co. Ltd.(1)	700	$20,327
Nishimatsuya Chain Co. Ltd.	800	9,370
Nishio Rent All Co. Ltd.	300	6,259
Nissan Chemical Corp.	1,100	55,421
Nissan Motor Co. Ltd.	16,300	64,127
Nissan Shatai Co. Ltd.	1,400	7,736
Nissha Co. Ltd.	700	9,103
Nisshin Oillio Group Ltd.	300	7,021
Nisshin Seifun Group, Inc.(1)	1,800	20,257
Nisshinbo Holdings, Inc.	3,200	24,763
Nissin Electric Co. Ltd.	500	5,328
Nissin Foods Holdings Co. Ltd.	300	21,464
Nitori Holdings Co. Ltd.	400	38,241
Nittetsu Mining Co. Ltd.	200	8,857
Nitto Denko Corp.	1,800	110,939
Nitto Kogyo Corp.(1)	400	7,379
Nittoc Construction Co. Ltd.	200	1,297
Noevir Holdings Co. Ltd.	100	4,143
NOF Corp.	200	7,579
Nohmi Bosai Ltd.	800	9,468
Nojima Corp.	1,200	24,177
NOK Corp.	1,200	10,665
Nomura Co. Ltd.	100	677
Nomura Micro Science Co. Ltd.(1)	200	5,275
Noritake Co. Ltd./Nagoya Japan	100	3,006
Noritz Corp.	300	3,327
North Pacific Bank Ltd.	3,000	4,966
NS Solutions Corp.	200	5,441
NS United Kaiun Kaisha Ltd.	400	13,794
NSD Co. Ltd.	300	5,392
NSK Ltd.(1)	2,500	13,552
NTN Corp.(2)	4,600	8,708
NTT Data Corp.	4,200	59,104
Obara Group, Inc.(1)	200	4,733
Obayashi Corp.	9,600	66,399
Obic Co. Ltd.	100	14,790
Odakyu Electric Railway Co. Ltd.	700	9,563
Ogaki Kyoritsu Bank Ltd.	400	4,961
Oiles Corp.	400	4,329
Oisix ra daichi, Inc.(1)(2)	300	4,081
Oji Holdings Corp.	15,300	61,045
Okamoto Machine Tool Works Ltd.	200	5,766
Okamura Corp.	1,600	15,278
Okasan Securities Group, Inc.	1,000	2,398
Oki Electric Industry Co. Ltd.	1,000	5,396
Okinawa Cellular Telephone Co.	300	11,230
Okinawa Electric Power Co., Inc.(1)	915	7,461
Okinawa Financial Group, Inc.	400	6,140
OKUMA Corp.	400	15,118
Okumura Corp.	500	10,531
Okura Industrial Co. Ltd.(1)	400	5,319
114

Avantis International Equity Fund
	Shares	Value
Okuwa Co. Ltd.	100	$654
Olympus Corp.	7,100	151,210
Omron Corp.	300	15,788
Ono Pharmaceutical Co. Ltd.	3,500	83,546
Onward Holdings Co. Ltd.(1)	1,000	1,972
Open House Group Co. Ltd.	600	23,483
Optim Corp.(2)	200	1,265
Oracle Corp. (Tokyo)	400	23,829
Organo Corp.	300	19,955
Orient Corp.	15,400	13,467
Oriental Land Co. Ltd.	200	29,817
Oriental Shiraishi Corp.	1,400	2,532
ORIX Corp., ADR	1,839	151,442
Osaka Gas Co. Ltd.	800	13,475
Osaka Organic Chemical Industry Ltd.	200	3,682
Osaka Soda Co. Ltd.(1)	200	5,428
OSAKA Titanium Technologies Co. Ltd.(1)(2)	1,400	31,919
OSG Corp.	1,800	24,788
Otsuka Corp.	400	12,930
Otsuka Holdings Co. Ltd.	2,100	68,591
Outsourcing, Inc.	1,100	9,548
Pacific Industrial Co. Ltd.	700	5,450
Pack Corp.	100	1,650
PALTAC Corp.	200	5,753
Pan Pacific International Holdings Corp.	2,800	50,276
Panasonic Holdings Corp.	15,700	127,396
Paramount Bed Holdings Co. Ltd.	1,200	22,610
Park24 Co. Ltd.(2)	1,700	24,223
Penta-Ocean Construction Co. Ltd.	4,700	24,803
PeptiDream, Inc.(2)	300	3,577
Persol Holdings Co. Ltd.	1,300	26,096
Pharma Foods International Co. Ltd.(1)	300	3,220
Pigeon Corp.	1,000	14,895
Pilot Corp.	700	25,055
Piolax, Inc.	700	10,127
Plenus Co. Ltd.(1)	200	2,745
Pola Orbis Holdings, Inc.	300	3,309
Pole To Win Holdings, Inc.	100	727
Premium Group Co. Ltd.	600	7,443
Press Kogyo Co. Ltd.	2,300	7,275
Prestige International, Inc.	2,200	10,567
Prima Meat Packers Ltd.	500	7,804
Raccoon Holdings, Inc.(1)	300	2,987
Raito Kogyo Co. Ltd.	1,300	17,264
Raiznext Corp.	700	6,044
Rakus Co. Ltd.	400	4,708
Rakuten Group, Inc.	5,200	25,237
Recruit Holdings Co. Ltd.	6,000	190,744
Relia, Inc.	500	3,628
Relo Group, Inc.	2,000	32,149
Renesas Electronics Corp.(2)	5,700	53,971
115

Avantis International Equity Fund
	Shares	Value
Rengo Co. Ltd.(1)	3,800	$22,388
RENOVA, Inc.(1)(2)	200	4,345
Resona Holdings, Inc.	25,784	94,917
Resorttrust, Inc.	2,100	33,699
Restar Holdings Corp.	500	7,367
Retail Partners Co. Ltd.(1)	500	3,848
Ricoh Co. Ltd.	7,400	58,160
Ricoh Leasing Co. Ltd.	400	10,296
Riken Keiki Co. Ltd.	400	12,570
Riken Vitamin Co. Ltd.	500	6,159
Rinnai Corp.	300	22,975
Riso Kyoiku Co. Ltd.	1,600	3,588
Rohm Co. Ltd.	700	52,373
Rohto Pharmaceutical Co. Ltd.	1,600	48,161
Roland DG Corp.	300	7,037
Rorze Corp.	100	6,068
Round One Corp.	1,400	20,145
RS Technologies Co. Ltd.	200	9,778
Ryobi Ltd.	100	929
Ryohin Keikaku Co. Ltd.(1)	2,100	19,476
Ryosan Co. Ltd.(1)	200	3,199
S Foods, Inc.	200	4,277
S-Pool, Inc.	1,600	12,340
Sakai Moving Service Co. Ltd.	100	3,300
Sakata INX Corp.	900	6,308
Sakata Seed Corp.	200	7,425
San-A Co. Ltd.	100	2,986
San-Ai Obbli Co. Ltd.	700	5,539
San-In Godo Bank Ltd.	2,100	10,325
Sangetsu Corp.	300	3,504
Sanken Electric Co. Ltd.	600	21,082
Sanki Engineering Co. Ltd.	700	8,268
Sankyo Co. Ltd.	800	23,442
Sankyu, Inc.	500	15,379
Sanoh Industrial Co. Ltd.	100	540
Santen Pharmaceutical Co. Ltd.	5,300	38,078
Sanwa Holdings Corp.	3,200	31,664
Sanyo Chemical Industries Ltd.	100	3,417
Sanyo Denki Co. Ltd.	200	7,783
Sanyo Special Steel Co. Ltd.	800	12,025
Sapporo Holdings Ltd.	1,700	37,261
Sato Holdings Corp.	500	6,868
Sawai Group Holdings Co. Ltd.	500	14,776
SB Technology Corp.	200	3,560
SBI Holdings, Inc.	4,000	78,601
SBS Holdings, Inc.	400	8,280
SCREEN Holdings Co. Ltd.	600	39,854
Scroll Corp.(1)	1,200	6,761
SCSK Corp.	1,800	29,310
Secom Co. Ltd.	900	57,338
Sega Sammy Holdings, Inc.	1,700	25,236
116

Avantis International Equity Fund
	Shares	Value
Seibu Holdings, Inc.	500	$5,065
Seikagaku Corp.	700	4,438
Seikitokyu Kogyo Co. Ltd.	200	1,090
Seiko Epson Corp.(1)	3,700	58,141
Seiko Holdings Corp.	900	18,545
Seino Holdings Co. Ltd.	2,500	19,852
Seiren Co. Ltd.(1)	400	6,075
Sekisui Chemical Co. Ltd.	4,900	66,803
Sekisui House Ltd.	2,500	42,512
Sekisui Jushi Corp.	100	1,237
Senko Group Holdings Co. Ltd.	2,200	15,031
Senshu Electric Co. Ltd.	200	8,019
Senshu Ikeda Holdings, Inc.	2,000	3,176
Septeni Holdings Co. Ltd.(1)	1,000	3,564
Seria Co. Ltd.	1,100	21,455
Seven & i Holdings Co. Ltd.(1)	4,100	162,874
Seven Bank Ltd.(1)	14,000	26,594
SG Holdings Co. Ltd.	2,500	41,467
Sharp Corp.(1)	3,900	27,918
Shibaura Electronics Co. Ltd.	400	14,976
Shibaura Mechatronics Corp.	200	16,495
Shibuya Corp.	100	1,798
SHIFT, Inc.(2)	100	14,329
Shiga Bank Ltd.(1)	600	11,069
Shikoku Bank Ltd.	200	1,232
Shikoku Chemicals Corp.	100	893
Shikoku Electric Power Co., Inc.	900	5,249
Shimadzu Corp.	1,100	32,127
Shimamura Co. Ltd.	100	9,064
Shimano, Inc.	400	70,764
Shimizu Corp.	9,600	52,641
Shin Nippon Biomedical Laboratories Ltd.(1)	600	10,231
Shin-Etsu Chemical Co. Ltd.	1,500	174,199
Shin-Etsu Polymer Co. Ltd.	200	1,914
Shinko Electric Industries Co. Ltd.	1,000	27,836
Shinmaywa Industries Ltd.	1,900	14,480
Shinoken Group Co. Ltd.	100	1,145
Shinsei Bank Ltd.(1)	1,000	14,082
Shionogi & Co. Ltd.	900	43,942
Ship Healthcare Holdings, Inc.	1,000	18,695
Shiseido Co. Ltd.	2,000	75,548
Shizuoka Bank Ltd.	4,700	27,198
Shoei Co. Ltd.	200	7,925
Showa Denko KK	3,600	55,345
Showa Sangyo Co. Ltd.	200	3,718
SIGMAXYZ Holdings, Inc.	900	7,931
Siix Corp.	300	2,387
Sinanen Holdings Co. Ltd.	200	5,502
Sinfonia Technology Co. Ltd.	300	3,251
Sinko Industries Ltd.	200	2,315
Sintokogio Ltd.	200	1,019
117

Avantis International Equity Fund
	Shares	Value
SKY Perfect JSAT Holdings, Inc.	5,600	$22,256
Skylark Holdings Co. Ltd.(1)(2)	2,200	24,201
SMC Corp.	53	25,145
SMS Co. Ltd.	300	6,831
Snow Peak, Inc.(1)	400	6,238
Sodick Co. Ltd.	2,100	12,160
Softbank Corp.	11,800	129,366
SoftBank Group Corp.	6,700	265,397
Sohgo Security Services Co. Ltd.	700	18,136
Sojitz Corp.(1)	4,540	76,390
Solasto Corp.	100	641
Sompo Holdings, Inc.	3,400	145,779
Sony Group Corp., ADR	5,027	398,892
Sparx Group Co. Ltd.	2,100	4,520
Square Enix Holdings Co. Ltd.	900	39,079
Stanley Electric Co. Ltd.	500	9,230
Star Micronics Co. Ltd.	2,100	27,615
Starts Corp., Inc.	1,000	19,211
Starzen Co. Ltd.	200	3,040
Stella Chemifa Corp.	200	4,056
Subaru Corp.	8,800	159,961
Sugi Holdings Co. Ltd.(1)	600	25,460
SUMCO Corp.	6,500	88,224
Sumida Corp.	700	4,863
Sumitomo Bakelite Co. Ltd.	500	15,761
Sumitomo Chemical Co. Ltd.	21,100	83,056
Sumitomo Corp.	10,800	151,908
Sumitomo Densetsu Co. Ltd.	900	16,996
Sumitomo Electric Industries Ltd.	5,600	64,146
Sumitomo Forestry Co. Ltd.	1,100	18,598
Sumitomo Heavy Industries Ltd.	1,900	39,883
Sumitomo Metal Mining Co. Ltd.	1,800	56,640
Sumitomo Mitsui Construction Co. Ltd.	6,400	21,321
Sumitomo Mitsui Financial Group, Inc., ADR(1)	33,370	201,889
Sumitomo Mitsui Trust Holdings, Inc.	3,200	99,530
Sumitomo Osaka Cement Co. Ltd.(1)	600	15,198
Sumitomo Pharma Co. Ltd.	800	5,959
Sumitomo Realty & Development Co. Ltd.	2,500	61,140
Sumitomo Rubber Industries Ltd.	3,200	27,459
Sumitomo Seika Chemicals Co. Ltd.	200	4,477
Sumitomo Warehouse Co. Ltd.	1,300	20,400
Sun Frontier Fudousan Co. Ltd.	500	4,314
Sundrug Co. Ltd.	1,000	24,467
Suntory Beverage & Food Ltd.	1,300	47,485
Suruga Bank Ltd.	2,600	7,007
Suzuken Co. Ltd.	1,000	23,965
Suzuki Motor Corp.	2,400	83,883
SWCC Showa Holdings Co. Ltd.	1,100	14,411
SymBio Pharmaceuticals Ltd.(2)	1,000	5,063
Sysmex Corp.	600	36,676
Systena Corp.	2,000	6,128
118

Avantis International Equity Fund
	Shares	Value
Syuppin Co. Ltd.	600	$5,338
T Hasegawa Co. Ltd.	200	4,317
T&D Holdings, Inc.	4,700	51,330
T-Gaia Corp.	100	1,189
Tadano Ltd.	2,200	15,030
Taihei Dengyo Kaisha Ltd.	100	2,554
Taiheiyo Cement Corp.	1,500	22,457
Taikisha Ltd.	200	4,589
Taisei Corp.	3,200	97,022
Taisho Pharmaceutical Holdings Co. Ltd.	400	14,873
Taiyo Holdings Co. Ltd.(1)	600	11,762
Taiyo Yuden Co. Ltd.	1,800	55,630
Takamatsu Construction Group Co. Ltd.	100	1,374
Takara Bio, Inc.	1,000	14,006
Takara Holdings, Inc.	3,400	25,797
Takara Leben Co. Ltd.	1,500	4,080
Takara Standard Co. Ltd.	1,200	11,403
Takasago International Corp.	400	7,963
Takasago Thermal Engineering Co. Ltd.	600	7,089
Takashimaya Co. Ltd.(1)	1,900	21,018
Takeda Pharmaceutical Co. Ltd., ADR(1)	9,611	132,151
Takuma Co. Ltd.(1)	500	5,023
Tama Home Co. Ltd.	500	8,430
Tamron Co. Ltd.	200	4,370
Tanseisha Co. Ltd.	800	4,563
Tatsuta Electric Wire and Cable Co. Ltd.(1)	200	667
TBS Holdings, Inc.	600	6,949
TDK Corp.	5,500	192,292
TechMatrix Corp.	400	4,928
TechnoPro Holdings, Inc.	700	15,746
Teijin Ltd.	3,100	32,775
Teikoku Electric Manufacturing Co. Ltd.	400	5,585
Teikoku Sen-I Co. Ltd.	200	2,349
Terumo Corp.	1,500	48,152
THK Co. Ltd.	500	10,149
TIS, Inc.	2,400	68,344
TKC Corp.	200	4,999
Toa Corp. (Tokyo)	300	5,264
Toagosei Co. Ltd.	1,300	10,129
Tobu Railway Co. Ltd.	3,100	73,241
Tocalo Co. Ltd.	1,600	14,744
Toda Corp.(1)	4,500	22,199
Toho Bank Ltd.	3,300	4,835
Toho Co. Ltd.	700	26,585
Toho Gas Co. Ltd.	100	2,237
Toho Holdings Co. Ltd.	1,300	17,218
Toho Titanium Co. Ltd.(1)	600	9,504
Toho Zinc Co. Ltd.	200	3,490
Tohoku Electric Power Co., Inc.	5,300	26,357
Tokai Carbon Co. Ltd.	4,300	31,389
Tokai Corp/Gifu	200	2,647
119

Avantis International Equity Fund
	Shares	Value
TOKAI Holdings Corp.	2,800	$17,895
Tokai Rika Co. Ltd.	500	5,368
Tokai Tokyo Financial Holdings, Inc.	1,400	3,793
Token Corp.	100	6,369
Tokio Marine Holdings, Inc.	4,400	243,845
Tokushu Tokai Paper Co. Ltd.	100	2,277
Tokuyama Corp.	1,700	22,391
Tokyo Century Corp.(1)	500	17,858
Tokyo Electric Power Co. Holdings, Inc.(2)	21,200	82,796
Tokyo Electron Device Ltd.	200	8,447
Tokyo Electron Ltd.	700	219,546
Tokyo Gas Co. Ltd.	3,300	61,912
Tokyo Kiraboshi Financial Group, Inc.	500	8,063
Tokyo Ohka Kogyo Co. Ltd.	500	24,516
Tokyo Seimitsu Co. Ltd.	1,000	33,311
Tokyo Steel Manufacturing Co. Ltd.	1,600	16,952
Tokyo Tatemono Co. Ltd.	3,100	46,468
Tokyotokeiba Co. Ltd.	400	12,098
Tokyu Construction Co. Ltd.	2,800	13,171
Tokyu Corp.	4,700	55,872
Tokyu Fudosan Holdings Corp.	5,600	30,093
TOMONY Holdings, Inc.	1,400	3,173
Tomy Co. Ltd.	2,800	26,543
Topcon Corp.	2,400	32,374
Toppan, Inc.	2,300	36,121
Topre Corp.	1,100	9,799
Toray Industries, Inc.	15,900	90,732
Toridoll Holdings Corp.	200	4,265
Torii Pharmaceutical Co. Ltd.	100	2,149
Tosei Corp.	500	4,995
Toshiba Corp.	4,000	148,136
Toshiba TEC Corp.	400	11,904
Tosoh Corp.	5,100	65,942
Totetsu Kogyo Co. Ltd.	300	5,002
TOTO Ltd.	500	17,234
Towa Bank Ltd.	200	757
Towa Corp.	500	6,676
Towa Pharmaceutical Co. Ltd.	600	9,515
Toyo Construction Co. Ltd.	2,000	12,339
Toyo Engineering Corp.(2)	1,000	4,953
Toyo Gosei Co. Ltd.	100	5,883
Toyo Ink SC Holdings Co. Ltd.	200	2,743
Toyo Kanetsu KK	200	3,753
Toyo Seikan Group Holdings Ltd.	2,600	30,768
Toyo Suisan Kaisha Ltd.	700	28,714
Toyo Tanso Co. Ltd.	400	9,693
Toyo Tire Corp.	2,100	25,452
Toyobo Co. Ltd.	1,700	12,881
Toyoda Gosei Co. Ltd.	1,000	17,398
Toyota Boshoku Corp.	1,500	21,784
Toyota Industries Corp.	900	50,304
120

Avantis International Equity Fund
	Shares	Value
Toyota Motor Corp., ADR	3,973	$593,447
Toyota Tsusho Corp.	2,500	87,520
TPR Co. Ltd.	200	1,831
Trancom Co. Ltd.	100	5,467
Transcosmos, Inc.	1,000	27,583
TRE Holdings Corp.	868	10,631
Trend Micro, Inc.	1,700	104,666
Trusco Nakayama Corp.	900	12,586
TS Tech Co. Ltd.	600	6,712
Tsubakimoto Chain Co.	400	9,243
Tsugami Corp.(1)	500	4,474
Tsukishima Kikai Co. Ltd.	500	3,290
Tsumura & Co.	200	4,578
Tsuruha Holdings, Inc.	600	33,304
TV Asahi Holdings Corp.	400	4,168
UACJ Corp.	500	8,633
Ube Industries Ltd.(1)	2,200	32,416
Uchida Yoko Co. Ltd.	200	7,164
Ulvac, Inc.	700	27,143
Unicharm Corp.	1,100	38,227
Unipres Corp.	1,100	7,579
United Arrows Ltd.	1,200	15,754
United Super Markets Holdings, Inc.(1)	900	6,831
Universal Entertainment Corp.(2)	100	1,143
Ushio, Inc.	500	6,070
USS Co. Ltd.	2,300	40,588
UT Group Co. Ltd.	200	3,984
V Technology Co. Ltd.	200	4,304
Valor Holdings Co. Ltd.	1,200	15,298
Valqua Ltd.	400	7,771
ValueCommerce Co. Ltd.	200	3,653
Vector, Inc.	600	5,013
Visional, Inc.(1)(2)	300	15,987
Vital KSK Holdings, Inc.	400	1,923
VT Holdings Co. Ltd.	1,600	5,540
W-Scope Corp.(2)	1,400	23,516
Wacoal Holdings Corp.(1)	200	3,196
Wacom Co. Ltd.	1,800	10,802
Wakita & Co. Ltd.	600	4,826
Warabeya Nichiyo Holdings Co. Ltd.	1,200	19,533
Welcia Holdings Co. Ltd.(1)	400	8,377
West Japan Railway Co.	700	27,243
Xebio Holdings Co. Ltd.	800	5,547
YA-MAN Ltd.(1)	600	6,938
Yahagi Construction Co. Ltd.	400	2,205
Yakult Honsha Co. Ltd.	700	41,402
YAKUODO Holdings Co. Ltd.	200	3,436
YAMABIKO Corp.	500	4,082
Yamada Holdings Co. Ltd.	13,100	45,340
Yamaguchi Financial Group, Inc.(1)	2,800	15,363
Yamaha Corp.	500	19,504
121

Avantis International Equity Fund
	Shares	Value
Yamaha Motor Co. Ltd.	3,200	$66,318
Yamaichi Electronics Co. Ltd.	1,000	14,801
Yamanashi Chuo Bank Ltd.	1,000	8,212
Yamato Holdings Co. Ltd.	3,300	51,444
Yamato Kogyo Co. Ltd.	200	7,080
Yamazaki Baking Co. Ltd.	1,500	17,666
Yamazen Corp.	1,900	12,723
Yaoko Co. Ltd.	300	13,920
Yaskawa Electric Corp.(1)	500	16,281
Yellow Hat Ltd.	500	6,455
Yodogawa Steel Works Ltd.	200	3,597
Yokogawa Bridge Holdings Corp.	500	6,991
Yokogawa Electric Corp.	3,600	62,832
Yokohama Rubber Co. Ltd.	2,700	44,158
Yokorei Co. Ltd.	700	4,642
Yonex Co. Ltd.	2,000	22,613
Yotai Refractories Co. Ltd.	200	2,004
Yuasa Trading Co. Ltd.	400	10,078
Z Holdings Corp.	7,600	22,343
Zenkoku Hosho Co. Ltd.	1,100	36,348
Zenrin Co. Ltd.	600	4,104
Zensho Holdings Co. Ltd.	1,100	28,839
Zeon Corp.	2,700	25,905
ZERIA Pharmaceutical Co. Ltd.	700	10,455
ZOZO, Inc.	400	8,841
Zuken, Inc.	800	20,119
		27,754,535
Netherlands — 3.4%
Aalberts NV	1,597	58,562
ABN AMRO Bank NV, CVA	8,553	82,168
Adyen NV(2)	206	317,888
Aegon NV, NY Shares(1)	35,879	161,097
AerCap Holdings NV(2)	3,634	160,078
Akzo Nobel NV	1,540	97,022
AMG Advanced Metallurgical Group NV	1,241	31,685
Arcadis NV	924	29,456
ASM International NV	339	92,170
ASML Holding NV, NY Shares	1,815	889,241
ASR Nederland NV	3,494	142,605
B&S Group Sarl	176	894
Basic-Fit NV(1)(2)	224	8,550
BE Semiconductor Industries NV	854	40,568
Boskalis Westminster	1,596	52,938
Brunel International NV	841	7,874
Coca-Cola Europacific Partners PLC	1,661	81,671
Constellium SE(2)	1,297	17,276
Corbion NV	413	11,727
Flow Traders	1,075	21,512
ForFarmers NV(1)	632	1,781
Fugro NV(2)	3,473	44,238
Heijmans NV, CVA	494	5,128
122

Avantis International Equity Fund
	Shares	Value
Heineken Holding NV	291	$20,643
Heineken NV	1,028	92,396
IMCD NV	309	42,628
ING Groep NV, ADR(1)	39,156	343,790
InPost SA(2)	415	2,135
JDE Peet's NV	810	24,977
Just Eat Takeaway.com NV(2)	1,120	18,632
Kendrion NV	45	699
Koninklijke Ahold Delhaize NV	11,923	327,964
Koninklijke BAM Groep NV(2)	11,769	31,370
Koninklijke DSM NV	1,458	185,918
Koninklijke KPN NV	68,204	217,032
Koninklijke Philips NV, NY Shares	4,033	66,867
Koninklijke Vopak NV	1,453	31,983
Nedap NV	19	1,082
NN Group NV	4,393	180,543
OCI NV	2,356	88,451
Pharming Group NV(2)	26,094	31,376
PostNL NV(1)	13,712	29,218
Prosus NV(2)	2,031	125,535
Randstad NV(1)	1,178	54,860
SBM Offshore NV	1,193	16,660
SIF Holding NV(1)	255	2,605
Signify NV	428	12,166
Sligro Food Group NV(2)	705	11,678
TKH Group NV(1)	995	34,713
TomTom NV(2)	2,734	22,008
Universal Music Group NV	3,755	74,567
Van Lanschot Kempen NV	419	8,828
Wolters Kluwer NV	401	39,215
		4,496,668
New Zealand — 0.3%
a2 Milk Co. Ltd.(1)(2)	7,181	27,316
Air New Zealand Ltd.(2)	28,413	11,741
Arvida Group Ltd.	960	885
Auckland International Airport Ltd.(2)	7,581	34,962
Chorus Ltd.	6,898	33,782
Contact Energy Ltd.	8,525	40,960
Fisher & Paykel Healthcare Corp. Ltd.	1,195	14,306
Fletcher Building Ltd.	5,977	20,404
Genesis Energy Ltd.	11,169	20,185
Hallenstein Glasson Holdings Ltd.	237	771
Infratil Ltd.	3,807	21,024
KMD Brands Ltd.	10,227	6,734
Mercury NZ Ltd.	5,198	18,396
Meridian Energy Ltd.	2,645	8,069
NZX Ltd.	2,074	1,644
Oceania Healthcare Ltd.	10,328	6,241
Pushpay Holdings Ltd.(2)	6,208	4,834
Ryman Healthcare Ltd.	3,156	17,661
Sanford Ltd.(2)	585	1,573
123

Avantis International Equity Fund
	Shares	Value
Scales Corp. Ltd.	162	$468
SKYCITY Entertainment Group Ltd.	17,623	30,657
Spark New Zealand Ltd.	12,261	40,558
Summerset Group Holdings Ltd.	3,170	21,367
Synlait Milk Ltd.(2)	167	355
		384,893
Norway — 1.0%
2020 Bulkers Ltd.(1)(2)	909	8,093
ABG Sundal Collier Holding ASA	7,195	4,221
Adevinta ASA(2)	508	4,110
Aker BP ASA	1,666	58,361
Aker Solutions ASA	3,184	12,487
Atea ASA(2)	431	4,746
Austevoll Seafood ASA	1,103	11,823
Bakkafrost P/F	196	11,469
Bonheur ASA	230	8,610
Borr Drilling Ltd.(1)(2)	3,895	15,177
Borregaard ASA	682	10,402
Bouvet ASA	260	1,554
BW Energy Ltd.(2)	3,520	8,778
BW LPG Ltd.	2,550	16,576
BW Offshore Ltd.	1,603	4,344
DNB Bank ASA	4,824	91,724
DNO ASA	13,106	18,621
Elmera Group ASA	637	1,272
Entra ASA	613	7,971
Equinor ASA, ADR(1)	6,268	243,136
Europris ASA	1,242	7,451
FLEX LNG Ltd.	624	20,624
FLEX LNG Ltd. (New York)(1)	391	12,930
Frontline Ltd.(2)	857	10,164
Gjensidige Forsikring ASA	310	6,291
Golden Ocean Group Ltd.	2,772	26,126
Golden Ocean Group Ltd. (NASDAQ)(1)	2,193	21,031
Grieg Seafood ASA	515	6,231
Hafnia Ltd.	2,782	12,422
Kahoot! ASA(1)(2)	1,016	2,017
Kitron ASA(1)	2,712	5,432
Kongsberg Automotive ASA(1)(2)	17,100	4,355
Kongsberg Gruppen ASA	668	22,833
Leroy Seafood Group ASA	712	4,757
Mowi ASA(1)	2,207	45,247
MPC Container Ships ASA	6,362	13,116
NEL ASA(1)(2)	3,897	5,719
Nordic Semiconductor ASA(2)	634	9,693
Norsk Hydro ASA	8,743	60,074
Norske Skog ASA(2)	1,236	8,592
Norwegian Energy Co. ASA(2)	674	24,188
Odfjell Drilling Ltd.(2)	3,213	8,727
Odfjell Technology Ltd.(2)	535	1,340
Orkla ASA	3,095	25,917
124

Avantis International Equity Fund
	Shares	Value
Panoro Energy ASA(2)	3,234	$9,595
Petronor E&P ASA(2)	2,060	178
PGS ASA(1)(2)	27,702	22,547
Protector Forsikring ASA	851	10,188
Salmar ASA	167	11,043
Scatec ASA	510	5,173
Schibsted ASA, B Shares	1,357	23,274
Schibsted ASA, Class A	204	3,733
SpareBank 1 Nord Norge	1,780	16,044
Sparebank 1 Oestlandet	512	5,834
SpareBank 1 SMN	1,594	19,408
SpareBank 1 SR-Bank ASA	2,340	26,767
Sparebanken More	150	1,104
Sparebanken Vest	955	8,497
Stolt-Nielsen Ltd.	590	12,608
Storebrand ASA	3,174	25,405
Subsea 7 SA	2,413	21,661
Telenor ASA	1,943	21,262
TGS ASA	1,885	28,686
TOMRA Systems ASA	876	19,961
Veidekke ASA	669	6,832
Wallenius Wilhelmsen ASA	2,050	11,541
Yara International ASA	1,125	47,585
		1,267,678
Portugal — 0.2%
Altri SGPS SA	2,306	13,011
Banco Comercial Portugues SA, R Shares	177,737	25,859
Corticeira Amorim SGPS SA	399	4,029
CTT-Correios de Portugal SA	1,350	4,397
EDP - Energias de Portugal SA	13,776	65,789
EDP Renovaveis SA	452	10,962
Galp Energia SGPS SA	4,926	53,196
Greenvolt-Energias Renovaveis SA(2)	507	4,898
Jeronimo Martins SGPS SA	1,167	25,875
NOS SGPS SA	4,490	16,550
REN - Redes Energeticas Nacionais SGPS SA	13,744	36,435
Sonae SGPS SA	23,224	23,343
		284,344
Singapore — 1.5%
Ascendas India Trust	17,800	14,481
Bumitama Agri Ltd.	8,900	3,976
Capitaland Investment Ltd.	15,400	40,545
Chip Eng Seng Corp. Ltd.	22,700	10,792
City Developments Ltd.	8,400	48,772
ComfortDelGro Corp. Ltd.	25,800	26,002
DBS Group Holdings Ltd.	9,252	215,419
Far East Orchard Ltd.	3,900	3,012
First Resources Ltd.	18,900	20,372
Frencken Group Ltd.(1)	6,300	5,159
Fu Yu Corp. Ltd.	17,800	3,311
Geo Energy Resources Ltd.	28,300	7,772
125

Avantis International Equity Fund
	Shares	Value
Golden Agri-Resources Ltd.	230,700	$46,248
Grab Holdings Ltd., Class A(2)	6,419	18,294
Haw Par Corp. Ltd.	2,700	21,115
Hong Fok Corp. Ltd.(1)	15,800	11,961
Hour Glass Ltd.	8,700	14,423
Hutchison Port Holdings Trust, U Shares	134,300	28,818
iFAST Corp. Ltd.(1)	2,000	6,393
Japfa Ltd.	10,400	4,462
Jardine Cycle & Carriage Ltd.	500	11,738
Keppel Corp. Ltd.	26,800	139,186
Keppel Infrastructure Trust	46,100	18,774
Mandarin Oriental International Ltd.(2)	3,400	6,971
Maxeon Solar Technologies Ltd.(1)(2)	491	9,746
Netlink NBN Management Pte. Ltd.	19,400	12,968
Olam Group Ltd.	24,600	25,836
Oversea-Chinese Banking Corp. Ltd.	33,324	287,224
QAF Ltd.	5,200	3,182
Raffles Medical Group Ltd.	19,100	19,005
Riverstone Holdings Ltd.	13,900	7,166
SATS Ltd.(2)	2,200	6,353
Sea Ltd., ADR(2)	571	35,402
Sembcorp Industries Ltd.	17,500	42,398
Sheng Siong Group Ltd.	14,600	16,922
SIA Engineering Co. Ltd.(2)	2,500	4,427
Singapore Airlines Ltd.(1)(2)	23,000	87,328
Singapore Exchange Ltd.	8,600	58,360
Singapore Post Ltd.	64,500	26,737
Singapore Technologies Engineering Ltd.	17,000	45,301
Singapore Telecommunications Ltd.	53,600	100,626
StarHub Ltd.	4,500	3,956
United Overseas Bank Ltd.	9,200	179,395
UOL Group Ltd.	11,000	54,426
Venture Corp. Ltd.	2,600	33,969
Wilmar International Ltd.	17,300	49,935
Wing Tai Holdings Ltd.	4,300	5,132
Yangzijiang Financial Holding Ltd.(2)	115,700	30,952
Yangzijiang Shipbuilding Holdings Ltd.	80,400	55,720
Yanlord Land Group Ltd.	14,700	10,819
		1,941,281
Spain — 2.0%
Acciona SA	265	51,905
Acerinox SA	4,076	36,879
ACS Actividades de Construccion y Servicios SA(1)	1,871	41,685
Aena SME SA(2)	760	93,344
Almirall SA	2,037	18,376
Amadeus IT Group SA(2)	1,697	89,584
Applus Services SA	1,497	10,015
Atresmedia Corp. de Medios de Comunicacion SA(1)	1,279	3,503
Banco Bilbao Vizcaya Argentaria SA, ADR	29,781	132,228
Banco de Sabadell SA	96,960	66,683
Banco Santander SA, ADR	104,723	252,382
126

Avantis International Equity Fund
	Shares	Value
Bankinter SA	7,173	$36,760
CaixaBank SA	26,387	79,676
Cellnex Telecom SA	1,167	45,446
Cia de Distribucion Integral Logista Holdings SA	1,274	24,762
CIE Automotive SA	454	11,133
Construcciones y Auxiliar de Ferrocarriles SA	289	8,363
Ebro Foods SA	526	8,313
Enagas SA	2,416	44,116
Ence Energia y Celulosa SA	1,443	5,108
Endesa SA	3,527	60,495
Ercros SA	5,101	15,667
Faes Farma SA(1)	2,981	11,840
Ferrovial SA (Madrid)	1,762	44,182
Fluidra SA	1,104	17,658
Fomento de Construcciones y Contratas SA	501	4,498
Gestamp Automocion SA	6,053	22,162
Global Dominion Access SA	1,242	4,808
Grifols SA(1)(2)	808	9,767
Grupo Catalana Occidente SA	464	13,644
Iberdrola SA	38,204	397,768
Indra Sistemas SA	855	6,722
Industria de Diseno Textil SA	5,595	120,804
Laboratorios Farmaceuticos Rovi SA	411	20,176
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,702	2,920
Mapfre SA(1)	11,653	19,332
Mediaset Espana Comunicacion SA(2)	4,452	12,384
Melia Hotels International SA(2)	3,071	18,624
Miquel y Costas & Miquel SA	78	1,008
Naturgy Energy Group SA(1)	2,010	55,425
Neinor Homes SA(1)	540	5,540
Obrascon Huarte Lain SA(1)(2)	23,193	13,277
Pharma Mar SA	281	16,367
Prosegur Cash SA(1)	3,818	2,612
Prosegur Cia de Seguridad SA	2,790	5,137
Red Electrica Corp. SA	4,336	79,274
Repsol SA	21,429	278,322
Sacyr SA	11,825	26,451
Siemens Gamesa Renewable Energy SA(2)	615	11,081
Solaria Energia y Medio Ambiente SA(2)	1,101	23,378
Talgo SA (Madrid)(1)	324	861
Telefonica SA, ADR(1)	38,446	156,860
Unicaja Banco SA	20,803	18,732
Viscofan SA	691	38,879
		2,596,916
Sweden — 3.3%
AAK AB	1,407	21,552
AcadeMedia AB	673	2,949
AddLife AB, B Shares	743	9,616
AddTech AB, B Shares	2,373	33,290
Africa Oil Corp.(1)	2,600	5,088
AFRY AB	464	6,116
127

Avantis International Equity Fund
	Shares	Value
Alfa Laval AB	1,710	$45,601
Alimak Group AB	274	2,015
Alleima AB(2)	1,053	4,229
Ambea AB	451	1,829
Annehem Fastigheter AB, B Shares(2)	151	419
Arise AB(2)	907	6,478
Arjo AB, B Shares	2,424	10,887
Assa Abloy AB, Class B	2,571	52,073
Atlas Copco AB, A Shares	14,061	142,733
Atlas Copco AB, B Shares	8,304	75,614
Atrium Ljungberg AB, B Shares	320	4,638
Avanza Bank Holding AB(1)	2,022	32,411
Axfood AB	1,616	48,710
Beijer Alma AB	144	2,193
Beijer Ref AB	2,350	30,423
Better Collective A/S(2)	287	3,933
Bilia AB, A Shares	2,990	37,198
BillerudKorsnas AB	3,166	41,166
BioArctic AB(2)	99	882
BioGaia AB, B Shares	2,701	21,799
Biotage AB	900	15,140
Boliden AB	3,817	122,229
Bonava AB, B Shares	824	2,949
Bravida Holding AB	1,751	15,845
Bure Equity AB	775	15,308
Byggmax Group AB	1,186	4,873
Camurus AB(2)	951	19,791
Castellum AB(1)	2,378	33,374
Catena AB	510	20,964
Catena Media PLC(2)	1,233	3,705
Cibus Nordic Real Estate AB	949	15,112
Clas Ohlson AB, B Shares	1,811	16,336
Cloetta AB, B Shares	5,697	9,959
Coor Service Management Holding AB	784	6,070
Corem Property Group AB, B Shares	6,921	8,071
Dios Fastigheter AB	1,235	9,141
Electrolux AB, B Shares(1)	3,258	41,198
Electrolux Professional AB, B Shares	5,210	25,883
Elekta AB, B Shares(1)	5,352	30,680
Embracer Group AB(1)(2)	4,233	26,263
Eolus Vind AB, B Shares	472	6,103
Epiroc AB, A Shares	5,604	85,746
Epiroc AB, B Shares	3,348	45,579
EQT AB	716	16,037
Essity AB, B Shares	3,527	78,240
Evolution AB	379	30,321
Fabege AB	3,431	30,325
Fastighets AB Balder, B Shares(2)	4,260	23,525
Fingerprint Cards AB, B Shares(1)(2)	1,176	783
Fortnox AB	6,605	29,229
G5 Entertainment AB(1)	124	2,046
128

Avantis International Equity Fund
	Shares	Value
GARO AB	383	$4,163
Getinge AB, B Shares	1,746	32,339
Granges AB	1,135	8,798
H & M Hennes & Mauritz AB, B Shares(1)	6,612	68,668
Hexagon AB, B Shares	7,148	73,046
Hexatronic Group AB	2,920	28,442
Hexpol AB	3,584	31,819
HMS Networks AB	331	12,028
Hoist Finance AB(1)(2)	1,730	5,238
Holmen AB, B Shares	924	39,644
Hufvudstaden AB, A Shares	1,835	21,861
Husqvarna AB, B Shares	5,584	37,572
Industrivarden AB, A Shares	1,066	23,625
Indutrade AB	1,857	34,384
Instalco AB	4,268	21,304
Intrum AB	284	5,101
Investment AB Latour, B Shares	184	3,625
INVISIO AB(1)	463	6,435
Inwido AB	628	6,141
JM AB	1,250	21,491
Karo Pharma AB(1)(2)	252	1,417
Kopparbergs Bryggeri AB, B Shares	454	6,422
Lifco AB, B Shares	1,571	24,402
Lime Technologies AB(1)	93	2,666
Lindab International AB	778	11,144
Loomis AB	2,248	60,726
Maha Energy AB(1)(2)	2,600	2,995
MEKO AB	513	4,685
Millicom International Cellular SA, SDR(2)	1,700	24,325
MIPS AB	348	15,682
Modern Times Group MTG AB, B Shares(2)	3,856	33,766
Munters Group AB	204	1,465
Mycronic AB	817	9,689
NCC AB, B Shares	1,971	18,552
New Wave Group AB, B Shares	885	14,235
Nibe Industrier AB, B Shares	4,052	37,946
Nobia AB	1,165	3,000
Nolato AB, B Shares	2,030	10,537
Nordea Bank Abp	22,308	206,836
Nordic Waterproofing Holding AB	311	5,031
Nordnet AB publ	4,118	49,300
NP3 Fastigheter AB	89	1,947
Nyfosa AB	1,109	9,316
Orron Energy AB(1)	793	1,508
OX2 AB(2)	1,721	15,346
Pandox AB(2)	1,148	14,192
Paradox Interactive AB	1,018	16,004
Peab AB, Class B	4,080	25,121
Platzer Fastigheter Holding AB, B Shares	531	4,116
Proact IT Group AB	345	2,901
RaySearch Laboratories AB(2)	89	417
129

Avantis International Equity Fund
	Shares	Value
Rejlers AB	199	$2,593
Resurs Holding AB	1,899	4,046
Saab AB, B Shares	1,378	46,035
Sagax AB, B Shares	507	10,904
Samhallsbyggnadsbolaget i Norden AB(1)	6,754	10,844
Sandvik AB	5,266	82,100
Scandi Standard AB(2)	736	3,246
Scandic Hotels Group AB(1)(2)	3,942	13,998
Sectra AB, B Shares(2)	2,420	36,038
Securitas AB, B Shares(1)	1,129	9,886
Sinch AB(1)(2)	1,121	2,167
Skandinaviska Enskilda Banken AB, A Shares	12,577	125,376
Skanska AB, B Shares	5,643	83,362
SKF AB, B Shares(1)	4,516	67,706
SkiStar AB	1,531	19,701
Solid Forsakring AB(2)	189	822
Spotify Technology SA(2)	155	16,763
SSAB AB, A Shares	4,621	22,226
SSAB AB, B Shares	14,976	69,923
Stillfront Group AB(2)	2,051	4,365
Svenska Cellulosa AB SCA, B Shares	4,754	71,232
Svenska Handelsbanken AB, A Shares	10,754	88,077
Sweco AB, B Shares(1)	1,505	14,188
Swedbank AB, A Shares	8,279	107,005
Swedish Orphan Biovitrum AB(2)	1,017	22,457
Tele2 AB, B Shares	5,757	61,311
Telefonaktiebolaget LM Ericsson, ADR(1)	22,432	166,670
Telia Co. AB	36,766	129,406
Tethys Oil AB	1,621	9,701
TF Bank AB	201	2,999
Thule Group AB(1)	941	22,953
Transtema Group AB(2)	301	840
Trelleborg AB, B Shares	4,859	100,971
Troax Group AB	724	11,714
Truecaller AB, B Shares(2)	1,245	6,545
Viaplay Group AB, B Shares(2)	422	10,736
Vitec Software Group AB, B Shares	386	14,399
Vitrolife AB	318	7,583
Volvo AB, A Shares	1,259	20,953
Volvo AB, B Shares	11,193	177,300
Volvo Car AB, Class B(1)(2)	6,763	41,196
Wallenstam AB, B Shares	2,873	12,893
Wihlborgs Fastigheter AB	4,412	31,606
		4,320,916
Switzerland — 8.4%
ABB Ltd., ADR(1)	3,370	92,911
Adecco Group AG	733	23,237
Alcon, Inc.	1,862	122,600
Allreal Holding AG	221	34,648
ALSO Holding AG(2)	84	13,964
ams-OSRAM AG(2)	2,550	18,660
130

Avantis International Equity Fund
	Shares	Value
Arbonia AG	1,126	$14,759
Ascom Holding AG	361	2,328
Autoneum Holding AG	85	9,529
Bachem Holding AG, Class B	180	12,464
Baloise Holding AG	1,168	168,564
Banque Cantonale Vaudoise(1)	432	40,992
Barry Callebaut AG	42	85,938
Basilea Pharmaceutica AG(2)	121	4,806
Belimo Holding AG	88	33,382
Bell Food Group AG	17	4,454
Bellevue Group AG	89	2,899
BKW AG	199	24,107
Bobst Group SA	202	16,276
Bucher Industries AG	127	45,249
Burckhardt Compression Holding AG	97	40,621
Burkhalter Holding AG	309	26,613
Bystronic AG	14	8,883
Cembra Money Bank AG	784	52,875
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	6	63,458
Cie Financiere Richemont SA, Class A	2,801	313,231
Clariant AG(2)	3,245	59,914
Coltene Holding AG(2)	73	6,242
Comet Holding AG	138	23,999
COSMO Pharmaceuticals NV(1)	51	2,696
Credit Suisse Group AG, ADR(1)	26,766	138,113
Daetwyler Holding AG, Bearer Shares	76	15,162
DKSH Holding AG	835	62,126
dormakaba Holding AG	51	21,387
Dufry AG(2)	1,184	44,178
EFG International AG(2)	2,307	19,387
Emmi AG	40	35,235
EMS-Chemie Holding AG	92	64,606
Flughafen Zurich AG(2)	297	50,010
Forbo Holding AG	18	22,461
Fundamenta Real Estate AG(2)	318	5,395
Galenica AG	548	38,535
GAM Holding AG(2)	1,797	1,784
Geberit AG	217	100,264
Georg Fischer AG	1,691	91,623
Givaudan SA	14	44,668
Gurit Holding AG, Bearer Shares(1)	60	6,281
Helvetia Holding AG	784	86,414
Holcim AG(2)	6,031	267,327
Huber + Suhner AG	289	24,071
Idorsia Ltd.(1)(2)	580	9,076
Implenia AG(2)	101	2,983
Ina Invest Holding AG(2)	20	402
Inficon Holding AG	27	18,822
Intershop Holding AG	7	4,561
Julius Baer Group Ltd.(2)	3,551	171,583
Kardex Holding AG	96	16,832
131

Avantis International Equity Fund
	Shares	Value
Komax Holding AG	34	$8,858
Kuehne + Nagel International AG	648	149,760
LEM Holding SA	15	24,703
Leonteq AG	202	11,470
Liechtensteinische Landesbank AG	79	4,511
Logitech International SA	1,805	89,809
Lonza Group AG	165	87,998
Medacta Group SA	105	9,246
Metall Zug AG, B Shares	4	8,130
Mobilezone Holding AG	1,771	29,319
Mobimo Holding AG(1)	75	18,412
Nestle SA	9,209	1,077,664
Novartis AG, ADR	18,049	1,453,306
OC Oerlikon Corp. AG	4,799	35,054
Orior AG	174	13,599
Partners Group Holding AG	206	198,842
Peach Property Group AG(2)	168	5,222
PolyPeptide Group AG(2)	59	2,168
PSP Swiss Property AG	784	88,696
Rieter Holding AG	59	6,024
Roche Holding AG	4,203	1,354,380
Roche Holding AG, Bearer Shares	164	62,641
Schindler Holding AG	268	45,263
Schindler Holding AG, Bearer Participation Certificate	466	81,180
Schweiter Technologies AG, Bearer Shares	10	10,492
Schweizerische Nationalbank	2	11,308
Sensirion Holding AG(2)	289	26,818
SFS Group AG	406	37,944
SGS SA	75	165,164
Siegfried Holding AG(2)	35	27,931
SIG Group AG(2)	1,594	37,375
Sika AG	252	56,699
Softwareone Holding AG(1)(2)	836	10,991
Sonova Holding AG	196	51,641
St Galler Kantonalbank AG	94	44,209
Stadler Rail AG(1)	1,396	42,605
Straumann Holding AG	1,293	141,691
Sulzer AG	561	33,480
Swatch Group AG	826	37,566
Swatch Group AG, Bearer Shares	454	110,093
Swiss Life Holding AG	506	264,475
Swiss Prime Site AG	1,317	113,265
Swiss Re AG	2,520	195,944
Swisscom AG	461	238,351
Swissquote Group Holding SA	270	29,955
Tecan Group AG	130	47,835
Temenos AG	442	36,197
TX Group AG	61	9,376
u-blox Holding AG(2)	241	33,402
UBS Group AG(1)(2)	45,046	713,979
V-ZUG Holding AG(2)	38	2,990
132

Avantis International Equity Fund
	Shares	Value
Valiant Holding AG	325	$30,793
Valora Holding AG	44	11,656
VAT Group AG(2)	269	64,320
Vetropack Holding AG	50	1,753
Vontobel Holding AG	557	34,269
VP Bank AG, Class A	24	2,205
VZ Holding AG	197	15,759
Ypsomed Holding AG	8	1,222
Zehnder Group AG	255	15,064
Zurich Insurance Group AG	1,767	784,370
		11,093,027
United Kingdom — 13.5%
3i Group PLC	13,655	192,212
abrdn PLC	18,681	31,747
Admiral Group PLC	1,789	44,007
AG Barr PLC	685	4,011
Airtel Africa PLC	9,146	14,041
AJ Bell PLC	7,601	25,925
Alliance Pharma PLC	10,362	11,422
Alpha FX Group PLC	573	12,105
Anglo American PLC	14,543	467,332
Anglo Pacific Group PLC	13,738	26,302
Antofagasta PLC	5,859	74,549
Ashmore Group PLC	2,920	6,880
Ashtead Group PLC	6,135	301,399
ASOS PLC(2)	317	2,550
Associated British Foods PLC	3,157	55,756
Aston Martin Lagonda Global Holdings PLC(1)(2)	795	4,104
AstraZeneca PLC, ADR	11,902	742,447
Atalaya Mining PLC	1,621	4,187
Auto Trader Group PLC	11,436	86,350
Avast PLC	411	3,373
Avation PLC	285	260
AVEVA Group PLC	241	7,815
Aviva PLC	29,486	143,044
B&M European Value Retail SA	9,160	39,280
Babcock International Group PLC(2)	4,076	15,546
BAE Systems PLC	28,041	252,540
Balfour Beatty PLC	9,906	36,238
Bank of Georgia Group PLC	924	21,459
Barclays PLC, ADR	38,700	301,473
Barratt Developments PLC	12,137	60,088
Beazley PLC	7,261	48,995
Bellway PLC	1,639	38,753
Berkeley Group Holdings PLC	1,710	72,390
Biffa PLC	7,883	36,796
Bioventix PLC	97	3,775
Bloomsbury Publishing PLC	1,593	7,775
Bodycote PLC	2,068	13,186
BP PLC, ADR	30,814	950,304
Breedon Group PLC	17,773	12,306
133

Avantis International Equity Fund
	Shares	Value
Brewin Dolphin Holdings PLC	5,938	$35,308
BT Group PLC	92,200	161,286
Bunzl PLC	1,783	59,132
Burberry Group PLC	7,064	142,895
Burford Capital Ltd.	4,035	37,746
Bytes Technology Group PLC	4,598	22,189
Capricorn Energy PLC(2)	12,461	33,587
Carnival PLC, ADR(1)(2)	380	3,219
Centamin PLC	26,895	28,205
Central Asia Metals PLC	6,765	18,012
Centrica PLC(2)	151,036	132,469
Cerillion PLC	701	7,326
Chemring Group PLC	1,059	3,837
Chesnara PLC	3,157	11,071
Clarkson PLC	447	15,623
Close Brothers Group PLC	3,281	38,816
CMC Markets PLC(1)	4,009	10,692
Coats Group PLC	45,694	31,847
Coca-Cola HBC AG(2)	3,453	78,795
Compass Group PLC	8,575	184,457
Computacenter PLC	1,736	49,731
ContourGlobal PLC	2,246	6,714
ConvaTec Group PLC	10,165	25,646
Countryside Partnerships PLC(2)	4,785	13,400
Cranswick PLC	561	20,073
Crest Nicholson Holdings PLC	4,562	12,398
Croda International PLC	419	32,659
CVS Group PLC	810	17,066
Darktrace PLC(2)	2,282	13,525
DCC PLC	698	40,173
De La Rue PLC(1)(2)	2,261	2,256
Dechra Pharmaceuticals PLC	30	1,213
Devro PLC	2,672	5,779
Diageo PLC, ADR	2,454	432,861
Direct Line Insurance Group PLC	20,073	47,809
Diversified Energy Co. PLC	6,380	9,791
Domino's Pizza Group PLC	1,387	3,796
Dr. Martens PLC	10,699	29,168
Drax Group PLC	7,925	58,459
DS Smith PLC	8,550	26,496
Dunelm Group PLC	1,681	13,416
easyJet PLC(2)	2,734	11,360
EMIS Group PLC	1,286	28,130
EnQuest PLC(2)	45,716	15,863
Ergomed PLC(2)	532	6,893
Essentra PLC	6,998	16,108
Experian PLC	3,886	117,923
Ferguson PLC	1,005	116,387
Ferrexpo PLC	15,137	26,037
Firstgroup PLC(1)	25,619	34,121
Forterra PLC	7,139	21,905
134

Avantis International Equity Fund
	Shares	Value
Frasers Group PLC(2)	4,573	$42,580
Fresnillo PLC	497	3,958
Frontier Developments PLC(1)(2)	65	1,102
Games Workshop Group PLC	586	48,254
Gamma Communications PLC	370	4,628
Gateley Holdings PLC	451	1,008
Genel Energy PLC	8,674	14,298
Genus PLC	152	4,433
Georgia Capital PLC(2)	584	4,634
Glencore PLC(2)	89,230	487,870
Go-Ahead Group PLC(2)	2,145	38,479
Golar LNG Ltd.(2)	1,158	31,579
Grafton Group PLC	4,069	34,155
Grainger PLC	8,530	26,559
Greggs PLC	1,975	42,217
GSK PLC, ADR	16,070	521,954
Gulf Keystone Petroleum Ltd.	10,676	29,890
Gym Group PLC(2)	3,624	6,074
Haleon PLC, ADR(2)	13,533	80,927
Halfords Group PLC	3,874	5,856
Halma PLC	1,280	30,790
Harbour Energy PLC	8,634	47,638
Hargreaves Lansdown PLC	3,944	37,339
Hays PLC	11,502	15,595
Headlam Group PLC	1,141	3,579
Helical PLC	1,145	5,181
Helios Towers PLC(2)	19,955	28,597
Hikma Pharmaceuticals PLC	1,954	29,780
Hill & Smith Holdings PLC	1,870	22,591
Hiscox Ltd.	2,060	21,465
Hochschild Mining PLC	19,992	15,052
HomeServe PLC	887	12,211
Hotel Chocolat Group PLC(2)	183	289
Howden Joinery Group PLC	10,956	72,440
HSBC Holdings PLC, ADR(1)	21,146	651,931
Hunting PLC	2,569	8,592
Hurricane Energy PLC(2)	154,073	13,141
Ibstock PLC	6,036	13,267
IG Group Holdings PLC	6,750	64,057
IMI PLC	2,241	29,806
Impax Asset Management Group PLC	1,397	10,140
Inchcape PLC	6,616	58,096
Indivior PLC(2)	21,457	71,896
Informa PLC	300	1,898
InterContinental Hotels Group PLC	807	43,809
Intermediate Capital Group PLC	3,734	59,026
International Personal Finance PLC	4,374	5,084
Intertek Group PLC	1,307	59,989
Investec PLC	12,748	61,276
IP Group PLC	29,947	24,305
ITV PLC	51,947	38,658
135

Avantis International Equity Fund
	Shares	Value
IWG PLC(2)	7,707	$14,365
J D Wetherspoon PLC(2)	378	2,117
J Sainsbury PLC	20,840	49,190
Jadestone Energy PLC(1)	2,676	2,704
JD Sports Fashion PLC	52,807	69,073
JET2 PLC(2)	1,045	10,349
Johnson Matthey PLC	3,740	87,257
Jubilee Metals Group PLC(2)	28,078	3,849
Judges Scientific PLC	96	8,463
Jupiter Fund Management PLC	7,591	8,560
Just Group PLC	13,695	11,436
Kainos Group PLC	1,078	17,008
Keller Group PLC	1,301	10,589
Kingfisher PLC	21,062	56,578
Knights Group Holdings PLC	237	279
Lancashire Holdings Ltd.	652	3,741
Legal & General Group PLC	62,397	182,765
Liberty Global PLC, Class A(2)	1,044	21,089
Liberty Global PLC, Class C(2)	2,576	54,895
Liontrust Asset Management PLC	689	7,318
Lloyds Banking Group PLC, ADR	157,046	314,092
London Stock Exchange Group PLC	795	74,572
Lookers PLC	1,152	1,091
Luxfer Holdings PLC	635	10,446
M&G PLC	23,519	53,375
Man Group PLC	30,325	85,694
Marks & Spencer Group PLC(2)	31,253	44,164
Marshalls PLC	1,809	7,016
Marston's PLC(2)	6,983	2,944
McBride PLC(2)	3,696	964
ME Group International PLC	14,615	14,873
Mediclinic International PLC	6,963	40,461
Meggitt PLC(2)	3,447	31,947
Micro Focus International PLC, ADR	162	977
Mitchells & Butlers PLC(1)(2)	2,602	4,654
Mitie Group PLC	62,804	52,745
Molten Ventures PLC(2)	2,262	9,767
Mondi PLC	5,122	86,948
Moneysupermarket.com Group PLC	10,218	23,358
Morgan Advanced Materials PLC	7,472	23,035
Morgan Sindall Group PLC	493	9,843
Mortgage Advice Bureau Holdings Ltd.	524	5,787
Motorpoint group PLC(2)	72	165
Naked Wines PLC(1)(2)	964	1,493
National Grid PLC, ADR	4,077	257,626
NatWest Group PLC, ADR(1)	24,252	134,116
Network International Holdings PLC(2)	345	964
Next Fifteen Communications Group PLC	1,714	17,058
Next PLC	1,751	117,916
Ninety One PLC	11,109	25,450
Norcros PLC	2,404	5,901
136

Avantis International Equity Fund
	Shares	Value
Ocado Group PLC(2)	886	$7,446
OSB Group PLC	7,552	48,149
Pagegroup PLC	4,975	24,988
Pan African Resources PLC	35,963	7,639
Paragon Banking Group PLC	5,426	33,727
Pearson PLC, ADR(1)	3,605	36,194
Pennon Group PLC	6,797	73,594
Persimmon PLC	3,579	61,241
Petra Diamonds Ltd.(1)(2)	4,880	5,572
Petrofac Ltd.(2)	3,277	4,533
Phoenix Group Holdings PLC	7,538	52,650
Playtech PLC(2)	3,187	16,543
Plus500 Ltd.	2,854	56,241
Premier Foods PLC	10,225	12,795
Provident Financial PLC	9,000	18,009
Prudential PLC, ADR(1)	5,306	112,010
PZ Cussons PLC	2,000	4,510
QinetiQ Group PLC	8,039	32,483
Quilter PLC	11,967	14,600
Rathbones Group PLC	909	19,002
Reach PLC	5,624	4,835
Reckitt Benckiser Group PLC	4,045	312,119
Redde Northgate PLC	5,962	23,665
Redrow PLC	4,467	26,241
RELX PLC, ADR	10,902	285,414
Renewi PLC(2)	877	7,896
Renishaw PLC	107	4,577
Rentokil Initial PLC	6,769	40,881
Rhi Magnesita NV	334	6,999
Rightmove PLC	14,325	100,690
Rio Tinto PLC, ADR(1)	10,349	582,545
Rolls-Royce Holdings PLC(2)	23,152	20,634
Rotork PLC	7,216	20,701
Royal Mail PLC	8,658	27,625
RPS Group PLC	8,039	19,682
RS GROUP PLC	2,385	30,002
Saga PLC(2)	108	189
Sage Group PLC	4,743	39,313
Savannah Energy PLC(2)	44,665	17,140
Savills PLC	2,592	28,467
Schroders PLC	879	27,342
Senior PLC(2)	6,285	9,477
Serco Group PLC	23,913	48,503
Serica Energy PLC	8,239	35,666
Severn Trent PLC	1,404	45,351
Shanta Gold Ltd.	16,512	1,813
Shell PLC, ADR	24,330	1,289,003
SIG PLC(2)	1,703	662
Sirius Real Estate Ltd.	6,667	6,289
Smart Metering Systems PLC	1,076	11,355
Smith & Nephew PLC, ADR	3,049	72,688
137

Avantis International Equity Fund
	Shares	Value
Smiths Group PLC	1,674	$28,920
Softcat PLC	2,481	37,204
Spectris PLC	924	29,876
Speedy Hire PLC	6,740	3,199
Spirax-Sarco Engineering PLC	349	42,605
Spire Healthcare Group PLC(2)	642	1,730
Spirent Communications PLC	7,786	23,290
SSE PLC	5,822	111,565
SSP Group PLC(2)	13,261	32,495
St. James's Place PLC	7,501	96,012
Standard Chartered PLC (London)	35,210	243,870
SThree PLC	2,722	11,112
Strix Group PLC(1)	2,672	4,594
Studio Retail Group PLC(2)	420	561
Superdry PLC(2)	1,215	1,766
Synthomer PLC	2,700	6,165
Tate & Lyle PLC	10,912	96,628
Tatton Asset Management PLC(1)	821	3,718
Taylor Wimpey PLC	50,329	63,139
TBC Bank Group PLC	854	17,583
Tesco PLC	75,124	216,978
TI Fluid Systems PLC	1,823	3,090
Topps Tiles PLC	1,038	583
TP ICAP Group PLC	4,487	8,002
Trainline PLC(2)	174	698
Travis Perkins PLC	2,650	26,062
Tremor International Ltd.(1)(2)	765	2,922
TUI AG(2)	2,877	4,411
Tullow Oil PLC(1)(2)	13,780	7,739
Unilever PLC, ADR(1)	12,208	554,121
United Utilities Group PLC	13,795	169,076
Vertu Motors PLC	18,946	10,673
Vesuvius PLC	1,468	5,906
Victrex PLC	813	16,491
Virgin Money UK PLC	26,413	45,670
Vistry Group PLC	3,803	34,059
Vodafone Group PLC, ADR	29,215	392,065
Vp PLC	87	811
Watkin Jones PLC	3,373	7,412
Weir Group PLC	1,376	23,174
WH Smith PLC(2)	1,292	21,417
Whitbread PLC	1,855	53,764
Wickes Group PLC	7,958	11,033
Wincanton PLC	1,138	4,466
WPP PLC, ADR(1)	1,117	47,930
Yellow Cake PLC(2)	5,262	25,655
YouGov PLC	1,701	19,732
		17,915,092
United States†
ADTRAN Holdings, Inc.	611	14,123
Block, Inc.(2)	91	6,232
138

Avantis International Equity Fund
	Shares	Value
Cazoo Group Ltd.(2)	548	$370
GXO Logistics, Inc.(2)	41	1,820
Regencell Bioscience Holdings Ltd.(2)	100	2,930
		25,475
TOTAL COMMON STOCKS (Cost $136,099,773)		130,726,635
RIGHTS†
Austria†
IMMOFINANZ AG(1)(2)	530	5
Germany†
7C Solarparken AG(2)	2,864	53
Hong Kong†
SJM Holdings Ltd.(1)(2)	3,500	299
Xinyi Electric Storage Holdings Ltd.(2)	1,600	65
		364
TOTAL RIGHTS (Cost $—)		422
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2) (Cost $—)	79	38
SHORT-TERM INVESTMENTS — 6.4%
Money Market Funds — 6.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,488,453	1,488,453
State Street Navigator Securities Lending Government Money Market Portfolio(3)	7,033,882	7,033,882
TOTAL SHORT-TERM INVESTMENTS (Cost $8,522,335)		8,522,335
TOTAL INVESTMENT SECURITIES — 104.9% (Cost $144,622,108)		139,249,430
OTHER ASSETS AND LIABILITIES — (4.9)%		(6,532,960)
TOTAL NET ASSETS — 100.0%		$132,716,470

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	4	September 2022	$791,300	$18,394
^Amount represents value and unrealized appreciation (depreciation).

139

Avantis International Equity Fund
MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	20.3%
Industrials	15.6%
Materials	10.9%
Consumer Discretionary	10.0%
Health Care	8.5%
Energy	8.1%
Consumer Staples	7.0%
Information Technology	6.4%
Utilities	4.9%
Communication Services	4.6%
Real Estate	2.2%
Short-Term Investments	6.4%
Other Assets and Liabilities	(4.9)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $12,163,975. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $12,775,591, which includes securities collateral of $5,741,709.

See Notes to Financial Statements.

140

AUGUST 31, 2022

Avantis International Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 98.6%
Australia — 9.3%
29Metals Ltd.(1)(2)	31,054	$42,067
Accent Group Ltd.	37,961	38,601
Adairs Ltd.(1)	10,087	15,543
Adbri Ltd.	41,613	62,305
Aeris Resources Ltd.(2)	55,697	16,333
Alkane Resources Ltd.(2)	84,644	41,996
Alliance Aviation Services Ltd.(2)	9,551	23,216
AMP Ltd.(2)	197,130	155,372
Aurelia Metals Ltd.(1)(2)	329,886	60,020
Austal Ltd.	68,708	120,176
Australian Agricultural Co. Ltd.(2)	38,261	47,151
Australian Finance Group Ltd.	51,743	67,319
Bank of Queensland Ltd.(1)	91,135	434,841
Beach Energy Ltd.	483,396	558,722
Bega Cheese Ltd.	42,040	114,137
Bendigo & Adelaide Bank Ltd.(1)	110,415	677,784
Bravura Solutions Ltd.	43,732	46,929
Byron Energy Ltd.(2)	7,834	748
Challenger Ltd.	97,841	421,811
Champion Iron Ltd.	59,052	203,744
Coronado Global Resources, Inc.	257,710	281,940
Costa Group Holdings Ltd.	96,391	175,905
Credit Corp. Group Ltd.(1)	10,307	141,998
CSR Ltd.	119,094	365,391
Dacian Gold Ltd.(2)	57,096	3,861
Eclipx Group Ltd.(2)	76,422	123,734
Emeco Holdings Ltd.	88,013	54,665
Evolution Mining Ltd.	349,758	562,079
Genworth Mortgage Insurance Australia Ltd.	88,696	170,650
Grange Resources Ltd.	129,405	76,511
HUB24 Ltd.	126	2,030
Humm Group Ltd.(1)	50,226	18,298
Iluka Resources Ltd.	88,499	622,190
Imdex Ltd.	30,795	41,803
Infomedia Ltd.	58,370	57,164
Inghams Group Ltd.	78,223	138,223
JB Hi-Fi Ltd.	1,944	53,615
Lovisa Holdings Ltd.(1)	6,765	105,535
MACA Ltd.	43,040	31,194
Macmahon Holdings Ltd.	111,757	12,898
Magellan Financial Group Ltd.(1)	15,877	139,376
Mayne Pharma Group Ltd.(2)	223,000	45,351
McMillan Shakespeare Ltd.	17,332	168,871
Metcash Ltd.	140,046	391,903
Monadelphous Group Ltd.	13,825	123,391
Money3 Corp. Ltd.	24,697	38,552
Mount Gibson Iron Ltd.(1)	98,675	28,613
Myer Holdings Ltd.	187,519	64,309
141

Avantis International Small Cap Value Fund
	Shares	Value
MyState Ltd.	7,500	$19,577
New Hope Corp. Ltd.(1)	161,917	535,073
nib holdings Ltd.	74,771	416,234
Nick Scali Ltd.(1)	4,199	31,363
Nine Entertainment Co. Holdings Ltd.	191,474	284,195
NRW Holdings Ltd.	136,556	227,011
Nufarm Ltd.	62,295	224,917
OFX Group Ltd.(2)	32,997	59,350
Orica Ltd.	39,595	414,169
Orora Ltd.	138,357	311,632
Pacific Current Group Ltd.	868	5,363
Pendal Group Ltd.	76,178	267,447
Perenti Global Ltd.	163,178	86,556
Perseus Mining Ltd.	332,298	351,462
Platinum Asset Management Ltd.	77,029	92,914
Premier Investments Ltd.	19,428	279,353
Ramelius Resources Ltd.	204,754	111,503
Red 5 Ltd.(2)	97,638	16,795
Regis Resources Ltd.	154,229	161,792
Reject Shop Ltd.(2)	3,585	10,333
Resimac Group Ltd.(1)	17,203	15,105
Resolute Mining Ltd.(1)(2)	203,821	39,034
Ridley Corp. Ltd.	28,204	39,913
Sandfire Resources Ltd.	78,484	242,386
Service Stream Ltd.(1)(2)	87,623	43,428
Seven West Media Ltd.(2)	146,432	51,521
Sierra Rutile Holdings Ltd.(1)(2)	88,499	18,167
Silver Lake Resources Ltd.(2)	181,307	162,640
Southern Cross Media Group Ltd.	65,243	47,669
Super Retail Group Ltd.(1)	41,304	295,043
Tassal Group Ltd.	30,862	108,889
Ten Sixty Four Ltd.	4,832	1,877
Viva Energy Group Ltd.	226,390	457,815
West African Resources Ltd.(2)	274,129	233,415
Whitehaven Coal Ltd.	231,777	1,234,585
		14,087,391
Austria — 0.9%
AT&S Austria Technologie & Systemtechnik AG	13,429	597,721
POLYTEC Holding AG	6,121	35,163
Porr AG	7,672	87,838
Semperit AG Holding(1)	9,776	177,645
UNIQA Insurance Group AG	63,327	418,616
		1,316,983
Belgium — 1.5%
Bekaert SA	14,676	450,156
Cie d'Entreprises CFE(1)(2)	3,893	38,747
Deceuninck NV(1)	6,823	15,753
Deme Group NV(2)	3,893	445,529
Euronav NV	28,042	452,155
Gimv NV	6,180	316,182
Ion Beam Applications	2,467	43,835
142

Avantis International Small Cap Value Fund
	Shares	Value
Jensen-Group NV	250	$7,408
KBC Ancora	11,370	374,313
Tessenderlo Group SA(2)	6,832	221,824
		2,365,902
Canada — 10.0%
Advantage Energy Ltd.(2)	35,900	306,695
Alaris Equity Partners Income	1,400	18,420
Algoma Central Corp.	200	2,578
Algoma Steel Group, Inc.(1)	17,200	157,155
Argonaut Gold, Inc.(2)	34,000	12,038
Athabasca Oil Corp.(1)(2)	114,700	226,195
Baytex Energy Corp.(1)(2)	128,800	667,856
Birchcliff Energy Ltd.	50,015	440,609
Bird Construction, Inc.(1)	7,100	35,842
Bonterra Energy Corp.(2)	5,800	38,862
Calibre Mining Corp.(2)	24,200	17,505
Canaccord Genuity Group, Inc.	8,679	51,875
Canacol Energy Ltd.(1)	15,500	29,623
Canadian Western Bank(1)	10,600	197,658
Canfor Corp.(2)	12,800	251,156
Capital Power Corp.	22,700	880,622
Capstone Mining Corp.(2)	4,000	8,985
Cardinal Energy Ltd.(1)	25,400	161,681
Centerra Gold, Inc.	44,500	201,603
China Gold International Resources Corp. Ltd.(1)	2,500	7,119
Chorus Aviation, Inc.(1)(2)	12,431	26,597
Copper Mountain Mining Corp.(1)(2)	21,000	23,345
Corus Entertainment, Inc., B Shares(1)	23,366	65,827
Crescent Point Energy Corp.	79,130	601,300
Crew Energy, Inc.(2)	20,800	102,943
Dorel Industries, Inc., Class B(1)	3,777	19,527
Dundee Precious Metals, Inc.	34,500	157,087
Element Fleet Management Corp.	55,582	699,986
Endeavour Mining PLC	20	389
Enerflex Ltd.(1)	11,500	57,704
Enerplus Corp.	43,700	673,459
EQB, Inc.	2,700	108,259
ERO Copper Corp.(1)(2)	9,100	86,333
Evertz Technologies Ltd.	1,200	13,523
Extendicare, Inc.(1)	5,700	31,205
First National Financial Corp.(1)	1,700	48,139
Fortuna Silver Mines, Inc.(1)(2)	33,300	77,079
Freehold Royalties Ltd.(1)	7,600	82,982
Frontera Energy Corp.(2)	9,445	79,754
Galiano Gold, Inc.(1)(2)	66	32
GCM Mining Corp.	7,900	19,670
Home Capital Group, Inc.(1)	5,153	109,624
Hudbay Minerals, Inc.(1)	32,200	142,201
iA Financial Corp., Inc.	9,200	494,202
IAMGOLD Corp.(1)(2)	37,500	44,828
Interfor Corp.(2)	11,430	281,192
143

Avantis International Small Cap Value Fund
	Shares	Value
International Petroleum Corp.(1)(2)	702	$6,911
Jaguar Mining, Inc.	3,200	7,090
Karora Resources, Inc.(2)	10,789	23,495
Kelt Exploration Ltd.(2)	25,800	123,563
Laurentian Bank of Canada	4,700	128,759
Linamar Corp.	6,500	307,294
Lundin Gold, Inc.	2,400	16,026
Lundin Mining Corp.(1)	115,500	600,651
Major Drilling Group International, Inc.(2)	3,900	26,429
Martinrea International, Inc.(1)	10,360	81,643
MEG Energy Corp.(2)	39,200	547,997
Methanex Corp.	11,500	415,658
New Gold, Inc. (Toronto)(2)	79,400	51,388
North American Construction Group Ltd.(1)	3,549	40,804
NuVista Energy Ltd.(2)	32,888	270,446
Obsidian Energy Ltd.(2)	15,300	137,698
OceanaGold Corp.(2)	128,200	189,369
Onex Corp.	12,000	593,444
Paramount Resources Ltd., A Shares(1)	6,300	143,619
Parex Resources, Inc.	21,900	350,340
Peyto Exploration & Development Corp.(1)	31,900	297,541
Pipestone Energy Corp.(2)	21,400	79,516
Precision Drilling Corp.(1)(2)	10	615
Real Matters, Inc.(1)(2)	7,600	33,505
Resolute Forest Products, Inc.(2)	10,100	204,407
Russel Metals, Inc.	10,682	230,989
Shawcor Ltd.(2)	4,100	24,537
Sierra Metals, Inc.(1)	6,600	2,965
Spartan Delta Corp.(1)(2)	26,300	265,333
SSR Mining, Inc.(1)	5,330	71,954
Stelco Holdings, Inc.	7,100	192,184
Tamarack Valley Energy Ltd.(1)	69,200	220,770
Taseko Mines Ltd.(1)(2)	22,300	23,262
Tidewater Midstream and Infrastructure Ltd.	23,900	22,019
Torex Gold Resources, Inc.(2)	14,400	106,902
Total Energy Services, Inc.	3,600	19,928
TransGlobe Energy Corp.(1)	11,900	39,505
Turquoise Hill Resources Ltd.(2)	5,930	163,088
Vermilion Energy, Inc.	34,200	913,493
Wajax Corp.	4,075	65,840
Western Forest Products, Inc.	48,200	56,518
Yamana Gold, Inc.	64,000	282,636
Yangarra Resources Ltd.(2)	14,800	31,778
		15,173,173
China — 0.1%
Fullshare Holdings Ltd.(1)(2)	2,015,000	31,270
Truly International Holdings Ltd.	218,000	47,758
		79,028
Denmark — 1.7%
Brodrene Hartmann A/S(2)	40	1,386
D/S Norden A/S	8,551	398,684
144

Avantis International Small Cap Value Fund
	Shares	Value
Dfds A/S	8,576	$296,754
Drilling Co. of 1972 A/S(2)	3,387	160,724
FLSmidth & Co. A/S	12,741	352,672
H+H International A/S, B Shares(2)	3,080	49,500
Jyske Bank A/S(2)	11,938	597,555
Per Aarsleff Holding A/S	3,849	110,687
Solar A/S, B Shares	1,529	123,618
Sydbank A/S	16,360	472,736
TORM PLC	3,973	77,038
		2,641,354
Finland — 1.3%
Aspo Oyj	1,402	10,848
Atria Oyj	343	3,364
Finnair Oyj(1)(2)	187,999	77,056
HKScan Oyj, A Shares(1)	3,016	3,472
Lassila & Tikanoja Oyj(1)	893	9,597
Marimekko Oyj	8,637	85,175
Metsa Board Oyj	41,800	359,362
Nokian Renkaat Oyj	18,942	196,585
Outokumpu Oyj	141,981	569,338
Puuilo Oyj(1)	17,296	82,494
QT Group Oyj(1)(2)	2,218	112,454
Rovio Entertainment Oyj	13,225	79,591
Talenom Oyj(1)	3,181	34,691
Tokmanni Group Corp.	17,199	205,337
Uponor Oyj	899	13,471
Verkkokauppa.com Oyj(1)	1,005	3,741
YIT Oyj(1)	54,145	177,177
		2,023,753
France — 3.1%
AKWEL	113	2,043
ALD SA	14,649	159,445
Biosynex(1)	1,444	21,216
Catana Group	2,606	16,106
Cie Plastic Omnium SA	13,441	249,224
Coface SA(2)	25,919	259,176
Derichebourg SA	25,674	144,429
Eramet SA	2,914	247,059
Esso SA Francaise(2)	846	52,053
Etablissements Maurel et Prom SA	20,855	105,549
Eurobio Scientific SA(2)	2,309	42,573
Eutelsat Communications SA	40,826	369,272
Faurecia SE(2)	23,906	342,832
Focus Entertainment(2)	483	21,846
Gaztransport Et Technigaz SA	1,652	210,307
Genfit(2)	7,093	30,031
Groupe LDLC(1)	755	20,575
Guerbet	63	1,221
ID Logistics Group(2)	242	67,708
Jacquet Metals SACA	893	14,140
JCDecaux SA(2)	5,303	73,534
145

Avantis International Small Cap Value Fund
	Shares	Value
Maisons du Monde SA	8,259	$79,052
Mersen SA	228	6,743
Metropole Television SA	6,034	74,485
Nexans SA	4,565	417,088
Novacyt SA(2)	19,950	23,712
ReWorld Media SA(2)	1,855	11,761
SES SA	86,718	608,790
SES-imagotag SA(2)	363	36,279
SMCP SA(2)	10,769	58,976
Societe BIC SA	2,833	161,159
Synergie SE	96	2,641
Television Francaise 1	11,044	70,039
Valeo	2,789	53,275
Vallourec SA(2)	14,226	148,095
Verallia SA	16,123	369,639
Vicat SA	1,081	27,356
Vilmorin & Cie SA	697	29,950
X-Fab Silicon Foundries SE(2)	11,204	69,565
Xilam Animation SA(2)	33	1,252
		4,700,196
Germany — 4.1%
7C Solarparken AG	5,130	27,611
AlzChem Group AG	231	4,175
Aumann AG	430	6,607
Aurubis AG	2,019	122,243
Baader Bank AG	2,427	9,094
Bauer AG(2)	749	6,574
Bertrandt AG	560	19,114
Centrotec SE	313	11,418
Cewe Stiftung & Co. KGAA	858	67,844
CropEnergies AG	6,419	105,160
Deutsche Beteiligungs AG	1,500	41,952
Deutsche Pfandbriefbank AG	30,839	266,146
Deutz AG	23,572	88,765
Draegerwerk AG & Co. KGaA	622	25,143
Draegerwerk AG & Co. KGaA, Preference Shares	2,357	111,517
Elmos Semiconductor SE	655	27,787
Encavis AG	11,840	253,036
flatexDEGIRO AG(2)	13,726	132,086
Gesco AG	473	11,934
GRENKE AG	1,419	34,118
Hamburger Hafen und Logistik AG	5,162	63,132
Hornbach Holding AG & Co. KGaA	1,747	123,226
HUGO BOSS AG	12,976	707,220
Instone Real Estate Group SE	9,003	79,695
JOST Werke AG	1,973	73,122
Jungheinrich AG, Preference Shares	7,642	186,570
K+S AG	23,024	524,523
Kloeckner & Co. SE	4,828	43,570
Koenig & Bauer AG(2)	2,154	25,109
Krones AG	3,584	295,158
146

Avantis International Small Cap Value Fund
	Shares	Value
KSB SE & Co. KGaA	1	$386
KSB SE & Co. KGaA, Preference Shares	69	21,322
Lang & Schwarz AG	1,344	19,150
Lanxess AG	12,147	409,858
Leoni AG(2)	3,260	22,848
METRO AG(2)	19,194	152,806
Multitude SE(2)	937	2,304
Mutares SE & Co. KGaA	2,051	33,102
PVA TePla AG(2)	2,576	43,269
Rheinmetall AG	5,000	793,725
Salzgitter AG	3,211	78,941
SGL Carbon SE(2)	13,987	95,057
Siltronic AG	2,930	200,785
STO SE & Co. KGaA, Preference Shares	488	76,327
TAG Immobilien AG	33,926	312,984
Villeroy & Boch AG, Preference Shares	1,357	25,617
Vitesco Technologies Group AG, Class A(2)	4,933	240,906
Wacker Chemie AG	579	82,344
Wacker Neuson SE	6,370	105,461
Wuestenrot & Wuerttembergische AG	1,952	31,788
		6,242,629
Hong Kong — 1.8%
Analogue Holdings Ltd.	12,000	2,095
BOCOM International Holdings Co. Ltd.	29,000	1,921
Bright Smart Securities & Commodities Group Ltd.	120,000	19,215
Cafe de Coral Holdings Ltd.	88,000	125,988
China Strategic Holdings Ltd.(2)	1,810,000	7,119
Chow Sang Sang Holdings International Ltd.	6,000	6,755
CMBC Capital Holdings Ltd.(1)	126,250	27,294
Crystal International Group Ltd.	15,500	5,204
CSI Properties Ltd.	350,000	7,791
Dah Sing Banking Group Ltd.	152,800	118,653
Dah Sing Financial Holdings Ltd.	15,600	41,532
Dickson Concepts International Ltd.	25,000	11,876
E-Commodities Holdings Ltd.(1)	1,292,000	288,552
Eagle Nice International Holdings Ltd.	2,000	1,119
Hang Lung Group Ltd.	9,000	15,222
IGG, Inc.	317,000	136,277
International Housewares Retail Co. Ltd.	10,000	3,691
IRC Ltd.(1)(2)	124,000	2,127
Johnson Electric Holdings Ltd.	130,500	154,130
K Wah International Holdings Ltd.	220,000	82,968
Ka Shui International Holdings Ltd.	82,000	4,997
Karrie International Holdings Ltd.	74,000	12,983
Lifestyle International Holdings Ltd.(2)	28,000	16,388
LK Technology Holdings Ltd.(1)	250	365
Minmetals Land Ltd.	4,000	326
Oriental Watch Holdings	66,000	37,689
Pacific Basin Shipping Ltd.	2,240,000	795,043
PC Partner Group Ltd.(1)	140,000	133,098
Regina Miracle International Holdings Ltd.	26,000	16,090
147

Avantis International Small Cap Value Fund
	Shares	Value
Shun Tak Holdings Ltd.(2)	208,000	$34,639
Singamas Container Holdings Ltd.	430,000	39,832
SmarTone Telecommunications Holdings Ltd.	69,000	36,925
Solargiga Energy Holdings Ltd.(2)	480,000	18,850
Sun Hung Kai & Co. Ltd.	54,000	24,888
Tai Hing Group Holdings Ltd.	50,000	6,419
Ten Pao Group Holdings Ltd.	80,000	14,631
Texhong Textile Group Ltd.	143,500	134,825
Texwinca Holdings Ltd.	26,000	4,622
United Laboratories International Holdings Ltd.	376,000	182,015
Value Partners Group Ltd.(1)	412,000	120,841
VSTECS Holdings Ltd.	28,000	18,511
		2,713,506
Ireland — 0.5%
Dalata Hotel Group PLC(2)	122,273	428,281
FBD Holdings PLC	2,442	24,920
Glenveagh Properties PLC(2)	165,159	168,103
Origin Enterprises PLC	25,522	95,673
Permanent TSB Group Holdings PLC(2)	4,574	7,013
		723,990
Israel — 3.0%
Adgar Investment and Development Ltd.	786	1,729
Airport City Ltd.(2)	7,779	162,789
Arad Investment & Industrial Development Ltd.	163	22,978
Ashtrom Group Ltd.	3,572	90,912
Aspen Group Ltd.	664	1,953
Azorim-Investment Development & Construction Co. Ltd.	8,901	36,385
Caesarstone Ltd.	611	6,226
Carasso Motors Ltd.	2,263	14,344
Cellcom Israel Ltd.(2)	10,293	64,391
Clal Insurance Enterprises Holdings Ltd.(2)	14,781	319,172
Delta Galil Industries Ltd.	1,864	98,887
Dor Alon Energy in Israel 1988 Ltd.	81	3,089
Equital Ltd.(2)	2,202	81,794
Fattal Holdings 1998 Ltd.(2)	266	32,755
FIBI Holdings Ltd.	3,410	179,244
First International Bank of Israel Ltd.	4,077	189,727
Fox Wizel Ltd.	963	139,787
Gazit-Globe Ltd.	8,946	58,231
Harel Insurance Investments & Financial Services Ltd.	23,818	270,810
IDI Insurance Co. Ltd.	228	7,441
Infinya Ltd.	120	12,174
Inrom Construction Industries Ltd.	6,953	32,405
Isracard Ltd.	39,799	132,480
Israel Corp. Ltd.(2)	613	296,297
Israel Land Development - Urban Renewal Ltd.	937	16,698
Isras Investment Co. Ltd.	182	43,592
M Yochananof & Sons Ltd.	273	17,172
Mehadrin Ltd.(2)	7	325
Melisron Ltd.	1,144	93,422
Menora Mivtachim Holdings Ltd.(2)	5,658	130,326
148

Avantis International Small Cap Value Fund
	Shares	Value
Migdal Insurance & Financial Holdings Ltd.	98,590	$162,896
Naphtha Israel Petroleum Corp. Ltd.(2)	2,351	14,155
Norstar Holdings, Inc.	1,581	15,185
Oil Refineries Ltd.	354,376	152,167
Partner Communications Co. Ltd.(2)	23,332	201,802
Paz Oil Co. Ltd.(2)	2,059	269,891
Perion Network Ltd.(2)	1,361	27,690
Phoenix Holdings Ltd.	33,799	407,707
Property & Building Corp. Ltd.(2)	90	9,230
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	92	7,120
Scope Metals Group Ltd.	511	25,616
Shapir Engineering and Industry Ltd.	15,181	145,012
Shufersal Ltd.	52,963	362,725
Summit Real Estate Holdings Ltd.	5,021	94,660
Tadiran Group Ltd.	102	17,194
Tamar Petroleum Ltd.	732	2,367
Taro Pharmaceutical Industries Ltd.(2)	1,168	39,315
Tera Light Ltd.(2)	2,240	4,281
Tower Semiconductor Ltd.(2)	2,114	99,091
Victory Supermarket Chain Ltd.(2)	265	4,119
		4,619,758
Italy — 2.5%
Aeffe SpA(2)	1,917	2,738
Aquafil SpA	8,245	50,415
Avio SpA(1)	4,718	65,059
Banca IFIS SpA	10,740	128,243
Banca Popolare di Sondrio SCPA	195,157	624,949
Banca Sistema SpA	12,370	19,203
Biesse SpA	6,867	87,190
Credito Emiliano SpA	11,263	65,114
d'Amico International Shipping SA(2)	460,655	110,646
Danieli & C Officine Meccaniche SpA	445	8,180
Danieli & C Officine Meccaniche SpA, Preference Shares	6,575	83,552
Digital Bros SpA(1)	3,194	78,775
Emak SpA	6,148	6,887
Fila SpA	3,915	29,540
Fincantieri SpA(1)(2)	100,777	50,522
Gefran SpA	300	2,662
Geox SpA(2)	34,516	26,790
Iveco Group NV(2)	98,797	499,558
Maire Tecnimont SpA(1)	62,561	158,768
MFE-MediaForEurope NV, Class A(1)(2)	212,559	90,168
MFE-MediaForEurope NV, Class B(1)(2)	113,286	65,899
OVS SpA	149,027	225,343
RAI Way SpA	38,790	187,624
Saras SpA(2)	527,251	638,643
Servizi Italia SpA(2)	1,623	2,001
Tesmec SpA(1)(2)	215,373	27,473
Webuild SpA(1)	286,264	402,022
		3,737,964
149

Avantis International Small Cap Value Fund
	Shares	Value
Japan — 26.7%
77 Bank Ltd.	4,800	$61,231
A&D HOLON Holdings Co. Ltd.	200	1,369
ADEKA Corp.	400	6,750
AEON Financial Service Co. Ltd.(1)	30,600	314,273
AFC-HD AMS Life Science Co. Ltd.	1,900	10,523
Ahresty Corp.	3,200	9,353
Aichi Steel Corp.	1,200	17,795
Air Water, Inc.	22,700	283,978
Airport Facilities Co. Ltd.	400	1,602
Aisan Industry Co. Ltd.	5,400	28,280
Akatsuki, Inc.	1,300	22,097
Alinco, Inc.(1)	200	1,295
Amada Co. Ltd.	15,400	120,497
AOKI Holdings, Inc.	5,700	28,816
Aoyama Trading Co. Ltd.	11,100	73,645
Aozora Bank Ltd.	10,100	194,954
Applied Co. Ltd.	200	3,161
Arakawa Chemical Industries Ltd.(1)	1,500	11,023
Arata Corp.	3,100	91,851
Arcland Sakamoto Co. Ltd.(1)	7,000	75,060
Asahi Holdings, Inc.(1)	4,300	64,091
ASAHI YUKIZAI Corp.	4,000	65,834
Asia Pile Holdings Corp.	800	2,893
Bando Chemical Industries Ltd.	1,300	9,421
Bank of Nagoya Ltd.	1,600	35,587
Bank of the Ryukyus Ltd.(1)	2,300	12,814
Belluna Co. Ltd.	5,800	30,737
Benesse Holdings, Inc.	1,300	20,433
Bic Camera, Inc.(1)	24,600	201,371
BML, Inc.	5,700	145,862
Bunka Shutter Co. Ltd.	7,800	59,821
Carlit Holdings Co. Ltd.	1,800	8,800
Central Glass Co. Ltd.	10,800	260,574
Chiba Kogyo Bank Ltd.	4,000	7,541
Chilled & Frozen Logistics Holdings Co. Ltd.	500	4,430
Chubu Shiryo Co. Ltd.	1,600	12,350
Citizen Watch Co. Ltd.(1)	59,800	255,503
CKD Corp.	9,000	118,406
CMIC Holdings Co. Ltd.	3,100	36,816
Cosmo Energy Holdings Co. Ltd.	27,300	817,383
Credit Saison Co. Ltd.	50,100	630,303
CTI Engineering Co. Ltd.	500	9,354
Cybernet Systems Co. Ltd.	4,200	29,204
Daicel Corp.(1)	57,800	362,996
Daido Metal Co. Ltd.(1)	3,000	11,367
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,900
Daiken Corp.	1,300	18,164
Daikokutenbussan Co. Ltd.	800	33,971
Daikyonishikawa Corp.	100	419
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,800	23,148
150

Avantis International Small Cap Value Fund
	Shares	Value
Daio Paper Corp.(1)	11,900	$111,234
Daito Chemix Corp.	1,100	4,752
Daitron Co. Ltd.	100	1,514
Denka Co. Ltd.	18,800	450,374
Dowa Holdings Co. Ltd.	11,800	444,790
Dream Incubator, Inc.(2)	2,200	31,572
Eagle Industry Co. Ltd.	5,600	47,052
Eco's Co. Ltd.	100	1,349
EDION Corp.(1)	5,900	50,753
EF-ON, Inc.	2,000	9,728
Ehime Bank Ltd.(1)	1,800	11,007
Eizo Corp.	2,700	73,492
EJ Holdings, Inc.	1,100	10,254
Electric Power Development Co. Ltd.(1)	43,500	670,084
Endo Lighting Corp.	2,800	15,657
Enomoto Co. Ltd.(1)	700	7,766
eRex Co. Ltd.	5,200	104,517
Exedy Corp.	5,100	65,712
EXEO Group, Inc.	17,500	268,492
F.C.C. Co. Ltd.	7,200	74,518
Feed One Co. Ltd.	1,900	9,574
Ferrotec Holdings Corp.	9,900	225,340
FIDEA Holdings Co. Ltd.(1)	1,620	15,376
Fields Corp.	6,600	63,955
Financial Products Group Co. Ltd.	9,800	87,987
FJ Next Holdings Co. Ltd.	1,700	12,574
France Bed Holdings Co. Ltd.	3,100	21,974
Frontier International, Inc.	700	20,323
Fuji Corp. Ltd.(1)	3,300	15,742
Fuji Corp./Miyagi	800	7,197
Fuji Seal International, Inc.	3,000	33,279
Fujikura Composites, Inc.	3,600	26,434
Fujikura Ltd.	80,900	574,495
Fujimori Kogyo Co. Ltd.	1,100	27,831
Fukuoka Financial Group, Inc.	12,600	225,158
Furukawa Co. Ltd.	2,100	19,039
Furyu Corp.	3,000	21,881
Futaba Industrial Co. Ltd.	10,000	25,857
Fuyo General Lease Co. Ltd.	4,600	271,640
G-7 Holdings, Inc.	400	4,289
G-Tekt Corp.(1)	2,800	28,004
Gecoss Corp.	400	2,352
Genky DrugStores Co. Ltd.(1)	1,300	34,186
Geomatec Co. Ltd.(2)	900	3,660
GLOBERIDE, Inc.	4,200	82,313
Glory Ltd.	4,200	66,313
Goldcrest Co. Ltd.	2,400	29,904
GS Yuasa Corp.	700	12,702
GungHo Online Entertainment, Inc.	1,000	16,514
Gunma Bank Ltd.(1)	27,000	75,505
H-One Co. Ltd.	2,700	11,756
151

Avantis International Small Cap Value Fund
	Shares	Value
H.U. Group Holdings, Inc.	15,300	$310,761
H2O Retailing Corp.	22,900	161,339
Hakudo Co. Ltd.	1,200	23,265
Hakuto Co. Ltd.	2,800	66,522
Halows Co. Ltd.(1)	600	13,177
Hamakyorex Co. Ltd.	3,100	70,589
Hanwa Co. Ltd.	11,600	286,969
Happinet Corp.	1,500	17,380
Heiwa Real Estate Co. Ltd.	5,900	166,371
Heiwado Co. Ltd.(1)	6,600	94,337
Hirano Tecseed Co. Ltd.(1)	1,600	21,304
Hitachi Zosen Corp.	41,700	263,231
Hokuetsu Corp.	26,900	144,766
Hokuhoku Financial Group, Inc.	20,000	118,842
Hoosiers Holdings Co. Ltd.	3,200	18,565
Horiba Ltd.	2,700	122,995
Hosokawa Micron Corp.	800	15,102
HS Holdings Co. Ltd.	7,500	62,755
Hyakugo Bank Ltd.	18,300	41,879
i-mobile Co. Ltd.	1,900	19,483
I-Net Corp./Kanagawa	200	1,935
I-PEX, Inc.	2,000	19,679
Ichinen Holdings Co. Ltd.(1)	1,300	11,856
IDOM, Inc.(1)	4,700	27,816
IHI Corp.	26,900	718,400
Iino Kaiun Kaisha Ltd.	23,200	136,328
IMAGICA GROUP, Inc.	4,500	29,444
Inabata & Co. Ltd.(1)	7,600	132,988
INFRONEER Holdings, Inc.	19,640	140,388
Innotech Corp.	1,800	17,589
Internet Initiative Japan, Inc.	7,700	278,091
Inui Global Logistics Co. Ltd.	2,000	30,638
Iseki & Co. Ltd.	3,600	32,750
Ishihara Sangyo Kaisha Ltd.	9,700	77,953
Itochu Enex Co. Ltd.	13,500	105,916
IwaiCosmo Holdings, Inc.	2,100	18,947
Iwasaki Electric Co. Ltd.	200	3,721
Iwatani Corp.	1,300	53,043
J Front Retailing Co. Ltd.(1)	67,600	535,763
Jaccs Co. Ltd.	6,200	170,501
JAFCO Group Co. Ltd.	18,300	264,843
Japan Aviation Electronics Industry Ltd.	8,500	142,147
Japan Electronic Materials Corp.(1)	2,200	24,701
Japan Investment Adviser Co. Ltd.	2,500	24,200
Japan Lifeline Co. Ltd.	1,500	10,970
Japan Petroleum Exploration Co. Ltd.	8,100	230,773
Japan Pulp & Paper Co. Ltd.	400	12,547
Japan Transcity Corp.	2,000	7,319
Japan Wool Textile Co. Ltd.	10,100	74,231
JGC Holdings Corp.	56,200	757,259
JINUSHI Co. Ltd.	2,800	40,289
152

Avantis International Small Cap Value Fund
	Shares	Value
JSP Corp.	1,200	$12,456
JTEKT Corp.	43,400	305,513
Juroku Financial Group, Inc.	3,700	65,470
JVCKenwood Corp.	34,700	50,937
K's Holdings Corp.	43,300	398,941
Kamei Corp.	1,400	11,014
Kanamoto Co. Ltd.	8,700	133,930
Kaneka Corp.	11,700	313,816
Kanematsu Corp.	20,300	219,605
Kanto Denka Kogyo Co. Ltd.	9,000	64,661
Kato Sangyo Co. Ltd.	4,000	98,373
Kawai Musical Instruments Manufacturing Co. Ltd.	800	15,702
Kawasaki Heavy Industries Ltd.	3,300	64,047
Keiyo Bank Ltd.	8,200	28,627
KFC Holdings Japan Ltd.	100	2,011
KH Neochem Co. Ltd.	6,800	125,134
Kimura Chemical Plants Co. Ltd.	1,900	10,743
Kito Corp.	1,900	36,855
Kitz Corp.	8,700	50,727
Kiyo Bank Ltd.	13,000	139,696
Kobe Steel Ltd.	101,900	463,640
Koei Chemical Co. Ltd.	200	3,349
Kohnan Shoji Co. Ltd.(1)	6,700	166,077
Kojima Co. Ltd.(1)	8,800	40,347
Kokusai Pulp & Paper Co. Ltd.	10,500	53,521
Komeri Co. Ltd.	6,300	118,322
Komori Corp.	2,900	16,021
Konoike Transport Co. Ltd.	3,500	33,216
Kumagai Gumi Co. Ltd.	7,200	137,742
Kurabo Industries Ltd.	1,300	19,834
Kuraray Co. Ltd.	58,500	444,356
Kureha Corp.	4,200	282,043
KYB Corp.	5,500	130,087
Kyoden Co. Ltd.(1)	3,400	15,307
Kyokuyo Co. Ltd.	200	5,234
Lawson, Inc.(1)	300	9,942
Macnica Holdings, Inc.	4,200	90,117
Makino Milling Machine Co. Ltd.	7,200	227,198
Maruha Nichiro Corp.	10,500	187,748
MARUKA FURUSATO Corp.	3,200	77,988
Maruzen Showa Unyu Co. Ltd.	1,200	27,402
Maxell Ltd.	14,100	149,551
Mebuki Financial Group, Inc.	82,700	158,500
Megmilk Snow Brand Co. Ltd.	11,300	139,273
Meiko Electronics Co. Ltd.(1)	5,100	118,483
Micronics Japan Co. Ltd.	6,300	64,535
Mimasu Semiconductor Industry Co. Ltd.	4,000	60,830
Miraial Co. Ltd.	1,700	24,119
MIRAIT ONE Corp.	17,400	195,560
Mitsubishi Research Institute, Inc.	2,100	62,867
Mitsubishi Shokuhin Co. Ltd.	5,100	125,184
153

Avantis International Small Cap Value Fund
	Shares	Value
Mitsubishi Steel Manufacturing Co. Ltd.	4,300	$31,930
Mitsuboshi Belting Ltd.(1)	1,300	29,885
Mitsui Matsushima Holdings Co. Ltd.(1)	2,700	70,693
Mitsui Mining & Smelting Co. Ltd.	18,500	436,889
Mitsui-Soko Holdings Co. Ltd.	6,000	145,021
Miyaji Engineering Group, Inc.	800	18,253
Miyazaki Bank Ltd.	1,500	23,974
Mizuho Leasing Co. Ltd.	5,800	140,092
Mizuho Medy Co. Ltd.(1)	1,400	30,010
Mizuno Corp.	3,800	73,112
Monex Group, Inc.(1)	26,600	94,864
Morinaga Milk Industry Co. Ltd.	8,500	259,890
Musashino Bank Ltd.	1,600	19,503
Nabtesco Corp.	15,600	369,417
Nachi-Fujikoshi Corp.	3,800	103,102
Naigai Tec Corp.	300	5,648
Nanto Bank Ltd.	5,400	76,104
Nasu Denki Tekko Co. Ltd.	100	5,874
NEC Capital Solutions Ltd.	1,000	15,435
New Japan Chemical Co. Ltd.	5,000	8,841
NGK Spark Plug Co. Ltd.	11,100	227,746
Nichias Corp.	8,800	151,971
Nichiha Corp.	4,200	83,697
Nichireki Co. Ltd.	4,600	44,963
Nihon Chouzai Co. Ltd.	2,800	26,937
Nihon Dempa Kogyo Co. Ltd.	3,000	32,600
Nihon Dengi Co. Ltd.	100	2,347
Nihon Flush Co. Ltd.	400	2,727
Nihon House Holdings Co. Ltd.	7,900	24,102
Nikkon Holdings Co. Ltd.	9,700	164,191
Nippn Corp.	7,800	87,973
Nippon Avionics Co. Ltd.(2)	300	6,010
Nippon Chemi-Con Corp.(2)	5,200	68,151
Nippon Chemical Industrial Co. Ltd.	1,100	16,649
Nippon Coke & Engineering Co. Ltd.	53,600	38,787
Nippon Concrete Industries Co. Ltd.	4,300	8,330
Nippon Denko Co. Ltd.	10,100	26,809
Nippon Densetsu Kogyo Co. Ltd.	5,500	70,768
Nippon Electric Glass Co. Ltd.	19,800	372,892
Nippon Kodoshi Corp.	1,400	21,914
Nippon Koei Co. Ltd.	2,300	58,898
Nippon Paper Industries Co. Ltd.	26,600	173,562
Nippon Pillar Packing Co. Ltd.	1,900	35,365
Nippon Seiki Co. Ltd.	1,600	9,459
Nippon Shokubai Co. Ltd.	6,800	269,645
Nippon Soda Co. Ltd.	6,500	214,940
Nippon Steel Trading Corp.	2,000	76,949
Nippon Suisan Kaisha Ltd.	66,600	272,530
Nippon Thompson Co. Ltd.	12,200	50,104
Nippon Yakin Kogyo Co. Ltd.(1)	4,500	92,907
Nipro Corp.	35,600	289,828
154

Avantis International Small Cap Value Fund
	Shares	Value
Nishi-Nippon Financial Holdings, Inc.	18,600	$98,684
Nishimatsu Construction Co. Ltd.(1)	2,300	66,790
Nishio Rent All Co. Ltd.	3,900	81,365
Nissan Shatai Co. Ltd.	2,100	11,604
Nisshinbo Holdings, Inc.	34,000	263,109
Nissin Electric Co. Ltd.	1,900	20,248
Nittetsu Mining Co. Ltd.	1,000	44,284
Nojima Corp.	8,600	173,266
NOK Corp.(1)	17,800	158,201
Nomura Micro Science Co. Ltd.(1)	600	15,824
Noritake Co. Ltd./Nagoya Japan	800	24,046
NS United Kaiun Kaisha Ltd.	2,400	82,766
Oji Holdings Corp.	11,700	46,682
Okasan Securities Group, Inc.	10,300	24,837
Oki Electric Industry Co. Ltd.	8,800	47,488
Okumura Corp.	5,900	124,271
Okura Industrial Co. Ltd.(1)	900	11,969
Okuwa Co. Ltd.(1)	2,200	14,383
Olympic Group Corp.	500	2,145
Onoken Co. Ltd.	2,900	30,950
Organo Corp.	1,500	99,774
Orient Corp.	124,700	109,051
Oriental Shiraishi Corp.	10,000	18,087
Osaka Soda Co. Ltd.(1)	3,300	89,568
Osaka Steel Co. Ltd.	1,600	14,621
OSAKA Titanium Technologies Co. Ltd.(2)	7,100	161,876
Pacific Industrial Co. Ltd.	7,400	57,618
Pasona Group, Inc.(1)	1,000	14,969
Penta-Ocean Construction Co. Ltd.	4,700	24,803
Press Kogyo Co. Ltd.	24,800	78,441
Pressance Corp.	2,200	23,788
Prima Meat Packers Ltd.	5,900	92,091
PS Mitsubishi Construction Co. Ltd.	1,700	7,938
Raiznext Corp.	700	6,044
Rengo Co. Ltd.(1)	44,000	259,227
Resorttrust, Inc.	21,800	349,827
Ricoh Leasing Co. Ltd.	3,500	90,093
Riken Corp.	1,400	24,201
Riken Technos Corp.	1,900	7,096
Roland DG Corp.	2,200	51,601
Ryobi Ltd.	2,500	23,217
Sakai Chemical Industry Co. Ltd.	2,000	28,227
Sakura Internet, Inc.	300	1,247
Sala Corp.	5,500	32,134
San Holdings, Inc.	400	5,142
San-Ai Obbli Co. Ltd.	5,600	44,312
San-In Godo Bank Ltd.	12,500	61,458
Sanix, Inc.(2)	1,600	2,842
Sanki Engineering Co. Ltd.	3,500	41,342
Sankyo Frontier Co. Ltd.	200	5,539
Sankyu, Inc.	7,700	236,831
155

Avantis International Small Cap Value Fund
	Shares	Value
Sanwa Holdings Corp.	27,100	$268,153
Sanyo Chemical Industries Ltd.(1)	1,300	44,418
Sanyo Denki Co. Ltd.	800	31,133
SBS Holdings, Inc.	300	6,210
Scroll Corp.(1)	5,900	33,243
SEC Carbon Ltd.	100	4,380
Seed Co. Ltd.	1,600	6,675
Seikitokyu Kogyo Co. Ltd.	1,800	9,812
Seiko Holdings Corp.	8,400	173,090
Seino Holdings Co. Ltd.	24,600	195,345
Sekisui Kasei Co. Ltd.	2,100	6,124
SEMITEC Corp.	200	13,835
Senko Group Holdings Co. Ltd.	23,800	162,603
Senshu Electric Co. Ltd.	1,500	60,140
Senshu Ikeda Holdings, Inc.	54,400	86,392
Shibaura Mechatronics Corp.	800	65,981
Shibusawa Warehouse Co. Ltd.	100	1,518
Shikoku Bank Ltd.	2,100	12,941
Shin Nippon Biomedical Laboratories Ltd.(1)	1,000	17,052
Shinagawa Refractories Co. Ltd.	500	13,639
Shinmaywa Industries Ltd.	16,400	124,985
Shinnihon Corp.	400	2,103
Shinsei Bank Ltd.(1)	13,200	185,885
Sinfonia Technology Co. Ltd.	2,300	24,925
SK-Electronics Co. Ltd.	100	1,009
SKY Perfect JSAT Holdings, Inc.	49,200	195,532
Sodick Co. Ltd.	10,000	57,903
Soken Chemical & Engineering Co. Ltd.	800	11,130
St-Care Holding Corp.	1,900	11,978
Star Micronics Co. Ltd.	10,200	134,128
Starts Corp., Inc.	7,400	142,159
Studio Alice Co. Ltd.(1)	400	6,392
Subaru Enterprise Co. Ltd.	100	6,411
Sumitomo Densetsu Co. Ltd.	2,800	52,876
Sumitomo Heavy Industries Ltd.	28,200	591,947
Sumitomo Osaka Cement Co. Ltd.(1)	8,400	212,774
Sumitomo Riko Co. Ltd.	6,000	25,061
Sumitomo Rubber Industries Ltd.	36,300	311,493
Sumitomo Seika Chemicals Co. Ltd.	900	20,148
Sumitomo Warehouse Co. Ltd.	8,800	138,092
Sun Frontier Fudousan Co. Ltd.	8,100	69,880
Sun-Wa Technos Corp.	1,500	15,199
Suruga Bank Ltd.	36,000	97,026
Suzuken Co. Ltd.	1,800	43,138
SWCC Showa Holdings Co. Ltd.	6,400	83,846
T RAD Co. Ltd.	1,600	32,035
T-Gaia Corp.	400	4,756
Tachikawa Corp.	400	3,057
Taiheiyo Cement Corp.	27,100	405,726
Taiho Kogyo Co. Ltd.	1,500	7,573
Takamiya Co. Ltd.	1,000	3,031
156

Avantis International Small Cap Value Fund
	Shares	Value
Takara Standard Co. Ltd.	4,600	$43,710
Takasago International Corp.	1,900	37,822
Takasago Thermal Engineering Co. Ltd.	7,700	90,977
Tama Home Co. Ltd.	2,600	43,835
Tamron Co. Ltd.	1,000	21,849
Teijin Ltd.	48,300	510,651
Tera Probe, Inc.	500	5,091
Toa Corp. (Tokyo)	3,000	52,640
TOA ROAD Corp.	200	8,464
Toagosei Co. Ltd.	6,500	50,644
Toenec Corp.	100	2,640
Toho Titanium Co. Ltd.(1)	8,300	131,476
TOKAI Holdings Corp.	19,400	123,988
Tokuyama Corp.	16,700	219,957
Tokyo Electron Device Ltd.	1,200	50,684
Tokyo Kiraboshi Financial Group, Inc.	5,500	88,698
Tokyo Seimitsu Co. Ltd.	8,500	283,146
Tokyo Steel Manufacturing Co. Ltd.	21,100	223,558
Tokyo Tatemono Co. Ltd.	35,600	533,636
Tokyu Construction Co. Ltd.	21,800	102,543
TOMONY Holdings, Inc.	900	2,040
Tomy Co. Ltd.	21,200	200,972
Tonami Holdings Co. Ltd.	300	7,951
Topre Corp.	9,100	81,062
Towa Corp.	5,200	69,434
Toyo Construction Co. Ltd.	13,700	84,520
Toyo Engineering Corp.(2)	5,200	25,757
Toyo Seikan Group Holdings Ltd.	35,000	414,186
Toyo Tire Corp.	15,600	189,068
Toyobo Co. Ltd.	21,700	164,419
Toyoda Gosei Co. Ltd.	8,100	140,920
Toyota Boshoku Corp.	13,200	191,699
TPR Co. Ltd.	4,200	38,459
Traders Holdings Co. Ltd.	1,500	4,102
Transcosmos, Inc.	5,900	162,742
TRE Holdings Corp.	24	294
Tsubakimoto Chain Co.	5,900	136,335
Tsugami Corp.(1)	8,600	76,952
Tsukuba Bank Ltd.	6,900	9,691
TV Asahi Holdings Corp.	5,400	56,270
UACJ Corp.	2,500	43,164
Ube Industries Ltd.(1)	25,600	377,201
Ulvac, Inc.	7,600	294,699
Unipres Corp.	8,900	61,317
Unitika Ltd.(2)	10,300	19,157
Univance Corp.(1)	3,000	8,725
Valor Holdings Co. Ltd.	9,500	121,106
Vertex Corp.(1)	3,000	28,955
VT Holdings Co. Ltd.	17,600	60,943
Wakita & Co. Ltd.	3,800	30,563
Warabeya Nichiyo Holdings Co. Ltd.	3,700	60,227
157

Avantis International Small Cap Value Fund
	Shares	Value
Willplus Holdings Corp.	900	$7,056
Wood One Co. Ltd.	1,900	14,789
Yachiyo Industry Co. Ltd.	2,600	13,218
YAMABIKO Corp.	1,800	14,694
Yamada Holdings Co. Ltd.	3,100	10,729
Yamaichi Electronics Co. Ltd.	4,800	71,044
Yamazen Corp.	12,000	80,357
Yokogawa Bridge Holdings Corp.	7,400	103,471
Yokohama Rubber Co. Ltd.	26,600	435,035
Yokorei Co. Ltd.	9,800	64,988
Yorozu Corp.	1,600	10,259
Yuasa Trading Co. Ltd.	4,300	108,334
Yurtec Corp.	2,200	11,837
Zeon Corp.	8,300	79,632
		40,583,594
Netherlands — 1.9%
AerCap Holdings NV(2)	13,843	609,784
AMG Advanced Metallurgical Group NV	1,026	26,196
ASR Nederland NV	19,534	797,265
Boskalis Westminster	8,689	288,205
Brunel International NV	814	7,621
Flow Traders	6,272	125,507
ForFarmers NV(1)	2,391	6,739
Heijmans NV, CVA	3,378	35,068
Koninklijke BAM Groep NV(2)	42,608	113,572
Nedap NV	63	3,589
OCI NV	13,847	519,856
PostNL NV(1)	69,773	148,677
SIF Holding NV	899	9,183
TKH Group NV	5,405	188,568
		2,879,830
New Zealand — 1.0%
Air New Zealand Ltd.(2)	1,097,140	453,370
Channel Infrastructure NZ Ltd.(2)	5,917	4,887
KMD Brands Ltd.	92,097	60,639
Oceania Healthcare Ltd.	363,093	219,404
PGG Wrightson Ltd.	3,178	9,320
SKY Network Television Ltd.(2)	12,857	19,374
SKYCITY Entertainment Group Ltd.	445,041	774,196
Warehouse Group Ltd.	4,116	8,276
		1,549,466
Norway — 2.3%
2020 Bulkers Ltd.(1)(2)	1,868	16,632
ABG Sundal Collier Holding ASA	106,475	62,467
Aker Solutions ASA	39,671	155,582
BW Energy Ltd.(2)	17,996	44,877
BW LPG Ltd.	21,847	142,012
BW Offshore Ltd.	28,192	76,388
DNO ASA	149,189	211,970
FLEX LNG Ltd.	13,168	435,212
Hafnia Ltd.	11,755	52,488
158

Avantis International Small Cap Value Fund
	Shares	Value
Kid ASA	4,498	$40,449
Klaveness Combination Carriers ASA	508	3,515
Kongsberg Automotive ASA(1)(2)	5,303	1,350
Magseis Fairfield ASA(2)	62,644	53,713
MPC Container Ships ASA	61,895	127,605
Norske Skog ASA(2)	12,428	86,395
Norwegian Energy Co. ASA(2)	7,184	257,817
Odfjell Drilling Ltd.(2)	38,648	104,978
Odfjell Technology Ltd.(2)	6,441	16,136
OKEA ASA	4,565	23,709
PGS ASA(1)(2)	150,801	122,738
Protector Forsikring ASA	12,352	147,870
Rana Gruber ASA(1)	6,299	27,374
Solstad Offshore ASA(1)(2)	13,653	40,323
SpareBank 1 Nord Norge	28,395	255,938
SpareBank 1 SMN	3,077	37,464
SpareBank 1 Sorost-Norge	1,293	7,062
Sparebanken More	1,335	9,824
Sparebanken Vest	1,609	14,316
Stolt-Nielsen Ltd.	4,558	97,402
Subsea 7 SA	66,957	601,066
Veidekke ASA	2,764	28,228
Wallenius Wilhelmsen ASA	31,730	178,638
		3,481,538
Portugal — 0.3%
Altri SGPS SA	47,120	265,871
Corticeira Amorim SGPS SA	2,594	26,196
Greenvolt-Energias Renovaveis SA(2)	955	9,226
Ibersol SGPS SA	9	52
Mota-Engil SGPS SA(1)	23,248	28,012
NOS SGPS SA	4,467	16,465
Sonae SGPS SA	53,840	54,117
		399,939
Singapore — 2.1%
BRC Asia Ltd.	5,500	6,687
Bumitama Agri Ltd.	185,600	82,917
Centurion Corp. Ltd.	10,500	2,856
China Sunsine Chemical Holdings Ltd.	27,500	9,454
First Resources Ltd.	65,400	70,495
Food Empire Holdings Ltd.	800	300
Fu Yu Corp. Ltd.	20,700	3,850
Geo Energy Resources Ltd.(1)	240,500	66,049
GKE Corp. Ltd.	228,600	16,506
Golden Agri-Resources Ltd.	3,600,800	721,848
Hong Fok Corp. Ltd.(1)	81,600	61,772
Hong Leong Asia Ltd.	45,000	24,133
Hour Glass Ltd.	33,400	55,372
Hutchison Port Holdings Trust, U Shares	2,337,300	501,531
InnoTek Ltd.	9,200	3,159
ISDN Holdings Ltd.	69,200	23,439
Japfa Ltd.	27,900	11,970
159

Avantis International Small Cap Value Fund
	Shares	Value
Jiutian Chemical Group Ltd.	589,800	$39,113
Medtecs International Corp. Ltd.	188,100	21,055
OUE Ltd.(1)	26,100	25,578
Riverstone Holdings Ltd.(1)	228,500	117,799
Samudera Shipping Line Ltd.	88,500	63,095
Sing Holdings Ltd.	11,800	3,251
Singapore Post Ltd.	105,500	43,732
Tuan Sing Holdings Ltd.	399,413	105,504
Yangzijiang Shipbuilding Holdings Ltd.	1,194,500	827,831
Yanlord Land Group Ltd.	332,100	244,411
Ying Li International Real Estate Ltd.(2)	4,700	158
		3,153,865
Spain — 1.6%
Acerinox SA	34,045	308,033
Almirall SA	5,387	48,597
Amper SA(2)	121,002	21,463
Atresmedia Corp. de Medios de Comunicacion SA(1)	17,202	47,109
Banco de Sabadell SA	961,848	661,495
Bankinter SA	124,938	640,281
Deoleo SA(1)(2)	10,719	3,073
Ence Energia y Celulosa SA	18,325	64,865
Ercros SA	14,677	45,079
Gestamp Automocion SA	39,788	145,677
Mediaset Espana Comunicacion SA(2)	2,672	7,433
Melia Hotels International SA(2)	14,135	85,723
Miquel y Costas & Miquel SA	1,905	24,607
Neinor Homes SA(1)	5,607	57,520
Pharma Mar SA	576	33,549
Prosegur Cia de Seguridad SA	21,375	39,360
Sacyr SA	67,098	150,091
		2,383,955
Sweden — 4.9%
Annehem Fastigheter AB, B Shares(2)	455	1,262
AQ Group AB	739	16,426
Avanza Bank Holding AB(1)	11,533	184,863
Better Collective A/S(2)	5,175	70,911
Bilia AB, A Shares	32,370	402,714
BillerudKorsnas AB	6,654	86,519
Bonava AB, B Shares	20,091	71,913
Bulten AB	2,640	15,752
Bure Equity AB	4,889	96,568
Byggmax Group AB	23,825	97,888
Catena Media PLC(2)	25,029	75,216
Cibus Nordic Real Estate AB	14,337	228,311
Clas Ohlson AB, B Shares	18,451	166,432
Cloetta AB, B Shares	80,377	140,514
Collector Bank AB(2)	18,091	57,701
Corem Property Group AB, B Shares	25,539	29,784
Dios Fastigheter AB	20,206	149,563
Elanders AB, B Shares	400	5,666
Electrolux Professional AB, B Shares	37,987	188,714
160

Avantis International Small Cap Value Fund
	Shares	Value
Elekta AB, B Shares(1)	22,531	$129,157
G5 Entertainment AB(1)	2,128	35,110
Granges AB	2,384	18,480
Hexatronic Group AB	34,580	336,818
Hoist Finance AB(1)(2)	24,202	73,273
Hufvudstaden AB, A Shares	10,826	128,972
JM AB	3,928	67,532
Loomis AB	22,214	600,079
Maha Energy AB(1)(2)	17,201	19,815
MEKO AB	14,010	127,956
MIPS AB	5,708	257,213
Modern Times Group MTG AB, B Shares(2)	29,603	259,223
NCC AB, B Shares	1,910	17,977
New Wave Group AB, B Shares	17,177	276,283
Nyfosa AB	52,439	440,521
Pandox AB(2)	29,205	361,056
Paradox Interactive AB(1)	14,394	226,283
Peab AB, Class B	44,681	275,106
RaySearch Laboratories AB(2)	2,832	13,257
Resurs Holding AB	48,139	102,569
Saab AB, B Shares	18,853	629,824
Scandi Standard AB(2)	20,927	92,301
SkiStar AB	18,795	241,850
Solid Forsakring AB(2)	4,813	20,940
Stendorren Fastigheter AB(2)	511	9,573
Tethys Oil AB	10,983	65,726
TF Bank AB	180	2,685
Wihlborgs Fastigheter AB	84,915	608,309
		7,524,605
Switzerland — 4.3%
ALSO Holding AG(2)	1,300	216,116
Arbonia AG	5,672	74,346
Autoneum Holding AG(1)	1,094	122,645
Bell Food Group AG	548	143,573
Bellevue Group AG	642	20,910
Bobst Group SA	4,013	323,338
Bucher Industries AG	1,065	379,451
Burckhardt Compression Holding AG	1,182	494,985
Burkhalter Holding AG	341	29,369
Cembra Money Bank AG	13,725	925,653
Coltene Holding AG(2)	353	30,186
EFG International AG(2)	31,149	261,761
Feintool International Holding AG(1)	531	11,434
Forbo Holding AG	66	82,358
Huber + Suhner AG	104	8,662
Leonteq AG	3,159	179,381
Liechtensteinische Landesbank AG	1,372	78,335
OC Oerlikon Corp. AG	54,199	395,896
Orior AG	1,860	145,364
Phoenix Mecano AG	43	15,802
Rieter Holding AG	462	47,170
161

Avantis International Small Cap Value Fund
	Shares	Value
Sensirion Holding AG(2)	2,492	$231,251
St Galler Kantonalbank AG	579	272,309
Sulzer AG	7,845	468,181
Swissquote Group Holding SA	3,715	412,161
u-blox Holding AG(2)	3,379	468,322
V-ZUG Holding AG(2)	209	16,447
Valiant Holding AG	3,533	334,748
Valora Holding AG	385	101,992
Zehnder Group AG	3,544	209,366
		6,501,512
United Kingdom — 13.6%
AG Barr PLC	7,361	43,100
Anglo Asian Mining PLC	5,959	5,535
Anglo Pacific Group PLC	7,591	14,533
Atalaya Mining PLC	24,177	62,454
Bank of Georgia Group PLC	8,588	199,446
Berkeley Group Holdings PLC	16,222	686,727
Biffa PLC	28,021	130,796
Brewin Dolphin Holdings PLC	49,184	292,457
Capricorn Energy PLC(2)	20,114	54,215
Centamin PLC	235,511	246,984
Central Asia Metals PLC	40,939	109,001
Close Brothers Group PLC	33,690	398,569
CMC Markets PLC(1)	30,696	81,869
Coats Group PLC	349,940	243,897
Computacenter PLC	13,411	384,182
ContourGlobal PLC	25,921	77,483
Crest Nicholson Holdings PLC	54,990	149,447
Devro PLC	13,264	28,688
Direct Line Insurance Group PLC	266,749	635,331
Drax Group PLC	91,765	676,910
Dunelm Group PLC	15,171	121,081
EnQuest PLC(2)	513,322	178,116
Ferrexpo PLC	48,113	82,760
Firstgroup PLC(1)	207,710	276,641
Forterra PLC	43,803	134,406
Frasers Group PLC(2)	38,605	359,456
Games Workshop Group PLC	267	21,986
Genel Energy PLC	36,022	59,380
Georgia Capital PLC(2)	3,896	30,912
Go-Ahead Group PLC(2)	6,462	115,921
Golar LNG Ltd.(2)	1,248	34,033
Greggs PLC	17,706	378,476
Gulf Keystone Petroleum Ltd.	63,843	178,746
Halfords Group PLC	21,023	31,781
Hargreaves Lansdown PLC	35,902	339,890
Hikma Pharmaceuticals PLC	30,975	472,080
Hill & Smith Holdings PLC	10,982	132,673
Hochschild Mining PLC	68,105	51,277
Howden Joinery Group PLC	107,648	711,754
Hunting PLC	13,843	46,300
162

Avantis International Small Cap Value Fund
	Shares	Value
Ibstock PLC	81,092	$178,235
IG Group Holdings PLC	83,740	794,691
Inchcape PLC	80,901	710,405
Indivior PLC(2)	110,874	371,506
Intermediate Capital Group PLC	49,195	777,663
International Personal Finance PLC	32,615	37,907
Investec PLC	63,009	302,868
IP Group PLC	215,528	174,924
J Sainsbury PLC	101,488	239,548
Jadestone Energy PLC	15,089	15,249
Johnson Matthey PLC	35,225	821,828
Jubilee Metals Group PLC(2)	2,770	380
Jupiter Fund Management PLC	28,556	32,200
Just Group PLC	19,926	16,639
Keller Group PLC	11,278	91,796
Lookers PLC	14,458	13,692
M&G PLC	266,917	605,751
Man Group PLC	248,568	702,420
Marks & Spencer Group PLC(2)	397,293	561,416
McBride PLC(2)	1,428	372
Mitchells & Butlers PLC(2)	53,256	95,246
Mitie Group PLC	232,309	195,102
Molten Ventures PLC(2)	35,249	152,194
Motorpoint group PLC(2)	61	140
N Brown Group PLC(2)	12,509	3,639
Ninety One PLC	70,025	160,424
OSB Group PLC	24,245	154,579
Pagegroup PLC	63,837	320,638
Pan African Resources PLC	412,906	87,705
Paragon Banking Group PLC	36,441	226,510
Petra Diamonds Ltd.(1)(2)	46,129	52,670
Plus500 Ltd.	24,523	483,251
Provident Financial PLC	36,179	72,396
PZ Cussons PLC	42,187	95,128
Rathbones Group PLC	7,463	156,009
Reach PLC	60,293	51,830
Redde Northgate PLC	52,618	208,853
Royal Mail PLC	93,916	299,652
Savills PLC	29,073	319,293
Secure Trust Bank PLC	121	1,288
Senior PLC(2)	47,232	71,216
Serica Energy PLC	45,322	196,198
Shanta Gold Ltd.	106,592	11,704
Speedy Hire PLC	93,197	44,239
Spire Healthcare Group PLC(2)	29,420	79,262
St. James's Place PLC	9,449	120,947
SThree PLC	28,594	116,725
Superdry PLC(2)	8,840	12,850
Synthomer PLC	62,378	142,420
Tate & Lyle PLC	99,879	884,451
TBC Bank Group PLC	9,590	197,446
163

Avantis International Small Cap Value Fund
	Shares	Value
TI Fluid Systems PLC	25,171	$42,661
Vertu Motors PLC	50,582	28,494
Virgin Money UK PLC	265,220	458,589
Vistry Group PLC	17,211	154,138
Vp PLC	235	2,192
Watkin Jones PLC	4,934	10,843
Wickes Group PLC	49,645	68,825
Xaar PLC(2)	533	1,282
Yellow Cake PLC(2)	45,020	219,496
		20,729,308
United States — 0.1%
ADTRAN Holdings, Inc.	4,877	112,726
TOTAL COMMON STOCKS (Cost $158,899,473)		149,725,965
WARRANTS†
Italy†
Webuild SpA(1)(2) (Cost $—)	6,684	9,438
RIGHTS†
Austria†
IMMOFINANZ AG(2)	993	10
Germany†
7C Solarparken AG(2)	5,130	94
TOTAL RIGHTS (Cost $—)		104
SHORT-TERM INVESTMENTS — 6.2%
Money Market Funds — 6.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,553,087	1,553,087
State Street Navigator Securities Lending Government Money Market Portfolio(3)	7,792,439	7,792,439
TOTAL SHORT-TERM INVESTMENTS (Cost $9,345,526)		9,345,526
TOTAL INVESTMENT SECURITIES — 104.8% (Cost $168,244,999)		159,081,033
OTHER ASSETS AND LIABILITIES — (4.8)%		(7,263,033)
TOTAL NET ASSETS — 100.0%		$151,818,000

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	9	September 2022	$830,070	$58,316
^Amount represents value and unrealized appreciation (depreciation).

164

Avantis International Small Cap Value Fund
MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	20.6%
Financials	19.7%
Materials	16.5%
Consumer Discretionary	12.2%
Energy	11.2%
Consumer Staples	4.8%
Information Technology	4.3%
Real Estate	3.2%
Communication Services	2.6%
Utilities	1.8%
Health Care	1.7%
Short-Term Investments	6.2%
Other Assets and Liabilities	(4.8)%

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $14,127,401. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $15,034,693, which includes securities collateral of $7,242,254.

See Notes to Financial Statements.

165

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Assets
Investment securities, at value (cost of $268,860,068 and $137,588,226, respectively) — including $10,184,875 and $12,163,975, respectively of securities on loan	$242,016,179	$132,215,548
Investment made with cash collateral received for securities on loan, at value (cost of $4,524,997 and $7,033,882, respectively)	4,524,997	7,033,882
Total investment securities, at value (cost of $273,385,065 and $144,622,108, respectively)	246,541,176	139,249,430
Cash	—	271
Foreign currency holdings, at value (cost of $329,517 and $14,076, respectively)	329,259	14,041
Deposits with broker for futures contracts	40,000	40,000
Receivable for investments sold	2,112	—
Receivable for capital shares sold	585,421	674,249
Dividends and interest receivable	1,246,771	461,007
Securities lending receivable	19,883	8,463
	248,764,622	140,447,461

Liabilities
Payable for collateral received for securities on loan	4,524,997	7,033,882
Payable for investments purchased	223,855	662,169
Payable for capital shares redeemed	1,690,103	4,495
Payable for variation margin on futures contracts	6,200	6,200
Accrued management fees	67,406	24,245
Accrued foreign taxes	637,221	—
	7,149,782	7,730,991

Net Assets	$241,614,840	$132,716,470

Net Assets Consist of:
Capital paid in	$267,459,529	$136,689,226
Distributable earnings	(25,844,689)	(3,972,756)
	$241,614,840	$132,716,470

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Emerging Markets Equity Fund
Institutional Class	$238,857,723	23,074,657	$10.35
G Class	$2,757,117	265,630	$10.38
Avantis International Equity Fund
Institutional Class	$122,849,895	12,537,801	$9.80
G Class	$9,866,575	1,005,352	$9.81

See Notes to Financial Statements.
166

AUGUST 31, 2022
Avantis International Small Cap Value Fund
Assets
Investment securities, at value (cost of $160,452,560) — including $14,127,401 of securities on loan	$151,288,594
Investment made with cash collateral received for securities on loan, at value (cost of $7,792,439)	7,792,439
Total investment securities, at value (cost of $168,244,999)	159,081,033
Foreign currency holdings, at value (cost of $14,999)	14,960
Deposits with broker for futures contracts	49,500
Receivable for investments sold	5,571
Receivable for capital shares sold	499,699
Dividends and interest receivable	536,069
Securities lending receivable	11,957
160,198,789

Liabilities
Payable for collateral received for securities on loan	7,792,439
Payable for investments purchased	490,504
Payable for capital shares redeemed	44,583
Payable for variation margin on futures contracts	5,265
Accrued management fees	47,998
8,380,789

Net Assets	$151,818,000

Net Assets Consist of:
Capital paid in	$160,049,758
Distributable earnings	(8,231,758)
$151,818,000

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis International Small Cap Value Fund
Institutional Class	$151,812,544	14,835,451	$10.23
G Class	$5,456	532	$10.26

See Notes to Financial Statements.
167

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,019,949 and $367,632, respectively)	$7,648,022	$3,624,659
Securities lending, net	124,862	68,596
Interest	11,121	8,255
	7,784,005	3,701,510

Expenses:
Management fees	616,547	240,186
Other expenses	1,258	840
	617,805	241,026
Fees waived - G Class	(4,771)	(12,312)
	613,034	228,714

Net investment income (loss)	7,170,971	3,472,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,334 and $—, respectively)	(2,559,739)	(729,774)
Futures contract transactions	(177,628)	(71,245)
Foreign currency translation transactions	(138,837)	(12,945)
	(2,876,204)	(813,964)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(77,088) and $—, respectively)	(47,726,750)	(25,931,588)
Futures contracts	(31,748)	(24,186)
Translation of assets and liabilities in foreign currencies	(10,295)	(12,665)
	(47,768,793)	(25,968,439)

Net realized and unrealized gain (loss)	(50,644,997)	(26,782,403)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,474,026)	$(23,309,607)

See Notes to Financial Statements.
168

YEAR ENDED AUGUST 31, 2022
Avantis International Small Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $512,297)	$5,473,032
Securities lending, net	128,131
Interest	7,085
5,608,248

Expenses:
Management fees	550,281
Other expenses	6,577
556,858
Fees waived - G Class	(22)
556,836

Net investment income (loss)	5,051,412

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,215,543)
Futures contract transactions	(248,694)
Foreign currency translation transactions	(92,163)
(1,556,400)

Change in net unrealized appreciation (depreciation) on:
Investments	(31,397,309)
Futures contracts	79,169
Translation of assets and liabilities in foreign currencies	(19,733)
(31,337,873)

Net realized and unrealized gain (loss)	(32,894,273)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,842,861)

See Notes to Financial Statements.
169

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Avantis Emerging Markets Equity Fund		Avantis International Equity Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$7,170,971	$1,975,710	$3,472,796	$1,485,331
Net realized gain (loss)	(2,876,204)	(443,772)	(813,964)	890,582
Change in net unrealized appreciation (depreciation)	(47,768,793)	15,145,633	(25,968,439)	13,410,567
Net increase (decrease) in net assets resulting from operations	(43,474,026)	16,677,571	(23,309,607)	15,786,480

Distributions to Shareholders
From earnings:
Institutional Class	(3,595,649)	(961,367)	(3,058,961)	(945,667)
G Class	(5,179)	—	(34,017)	—
Decrease in net assets from distributions	(3,600,828)	(961,367)	(3,092,978)	(945,667)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	169,634,805	66,800,095	81,040,548	12,339,585

Net increase (decrease) in net assets	122,559,951	82,516,299	54,637,963	27,180,398

Net Assets
Beginning of period	119,054,889	36,538,590	78,078,507	50,898,109
End of period	$241,614,840	$119,054,889	$132,716,470	$78,078,507

See Notes to Financial Statements.
170

YEARS ENDED AUGUST 31, 2022 AND AUGUST 31, 2021
	Avantis International Small Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021
Operations
Net investment income (loss)	$5,051,412	$1,990,491
Net realized gain (loss)	(1,556,400)	3,293,883
Change in net unrealized appreciation (depreciation)	(31,337,873)	18,343,811
Net increase (decrease) in net assets resulting from operations	(27,842,861)	23,628,185

Distributions to Shareholders
From earnings:
Institutional Class	(7,085,204)	(742,081)
G Class	(282)	—
Decrease in net assets from distributions	(7,085,486)	(742,081)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	55,037,524	66,559,222

Net increase (decrease) in net assets	20,109,177	89,445,326

Net Assets
Beginning of period	131,708,823	42,263,497
End of period	$151,818,000	$131,708,823

See Notes to Financial Statements.
171

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity Fund, Avantis International Equity Fund and Avantis International Small Cap Value Fund (collectively, the funds) are three funds in a series issued by the trust. Each of the funds' investment objective is to seek long-term capital appreciation. The funds offer the Institutional Class and G Class. The G Class of each fund commenced sale on January 20, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

172

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

173

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Emerging Markets Equity Fund
Common Stocks	$4,524,997	—	—	—	$4,524,997
Gross amount of recognized liabilities for securities lending transactions					$4,524,997

Avantis International Equity Fund
Common Stocks	$7,033,879	—	—	—	$7,033,879
Warrants	3	—	—	—	3
Total Borrowings	$7,033,882	—	—	—	$7,033,882
Gross amount of recognized liabilities for securities lending transactions					$7,033,882

Avantis International Small Cap Value Fund
Common Stocks	$7,782,625	—	—	—	$7,782,625
Warrants	9,814	—	—	—	9,814
Total Borrowings	$7,792,439	—	—	—	$7,792,439
Gross amount of recognized liabilities for securities lending transactions					$7,792,439
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of Avantis International Equity Fund.

174

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2022, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Emerging Markets Equity Fund	0.33%	0.33%	0.00%
Avantis International Equity Fund	0.23%	0.23%	0.00%
Avantis International Small Cap Value Fund	0.36%	0.36%	0.00%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2022 were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
Purchases	$179,340,686	$86,820,428	$119,595,316
Sales	$6,936,372	$5,725,229	$65,356,116

175

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2022		Year ended August 31, 2021(1)
	Shares	Amount	Shares	Amount
Avantis Emerging Markets Equity Fund
Institutional Class
Sold	18,214,805	$211,886,239	7,036,283	$85,129,263
Issued in reinvestment of distributions	279,932	3,518,747	82,168	961,367
Redeemed	(4,326,978)	(48,726,237)	(1,750,431)	(19,477,229)
	14,167,759	166,678,749	5,368,020	66,613,401
G Class
Sold	262,509	3,085,435	15,109	200,031
Issued in reinvestment of distributions	412	5,179	—	—
Redeemed	(11,386)	(134,558)	(1,014)	(13,337)
	251,535	2,956,056	14,095	186,694
Net increase (decrease)	14,419,294	$169,634,805	5,382,115	$66,800,095

Avantis International Equity Fund
Institutional Class
Sold	9,727,575	$106,017,213	2,528,683	$28,162,838
Issued in reinvestment of distributions	257,056	3,058,961	88,298	945,667
Redeemed	(3,637,313)	(38,696,269)	(1,631,782)	(17,402,937)
	6,347,318	70,379,905	985,199	11,705,568
G Class
Sold	1,026,201	11,458,538	56,777	687,665
Issued in reinvestment of distributions	2,861	34,017	—	—
Redeemed	(76,106)	(831,912)	(4,381)	(53,648)
	952,956	10,660,643	52,396	634,017
Net increase (decrease)	7,300,274	$81,040,548	1,037,595	$12,339,585

Avantis International Small Cap Value Fund
Institutional Class
Sold	9,036,277	$105,208,521	7,205,043	$81,466,015
Issued in reinvestment of distributions	594,896	7,085,204	70,473	742,081
Redeemed	(5,127,997)	(57,256,483)	(1,478,397)	(15,654,623)
	4,503,176	55,037,242	5,797,119	66,553,473
G Class
Sold	—	—	508	5,749
Issued in reinvestment of distributions	24	282	—	—
	24	282	508	5,749
Net increase (decrease)	4,503,200	$55,037,524	5,797,627	$66,559,222
(1)January 20, 2021 (commencement of sale) through August 31, 2021 for the G Class.

176

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Avantis Emerging Markets Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$7,647,924	$7,419,154	—
Chile	451,521	1,182,111	—
China	18,494,646	50,771,706	—
Colombia	168,655	254,474	—
India	3,418,428	38,568,324	—
Indonesia	459,800	5,104,363	—
Mexico	1,774,265	3,739,047	—
Peru	528,836	—	—
Philippines	129,202	2,011,081	—
Russia	—	640	—
South Africa	1,458,011	8,038,112	—
South Korea	2,347,126	29,557,927	—
Taiwan	8,026,130	33,407,222	—
Turkey	32,824	1,235,031	—
Other Countries	—	14,015,209	—
Warrants	—	3,853	—
Corporate Bonds	—	387	—
Rights	—	257	—
Short-Term Investments	6,294,910	—	—
	$51,232,278	$195,308,898	—
Other Financial Instruments
Futures Contracts	$29,593	—	—

177

Avantis International Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$1,121,403	$8,830,224	—
Belgium	247,220	941,425	—
Canada	85,904	14,809,801	—
Denmark	1,328,089	1,700,721	—
Finland	121,937	1,127,762	—
France	2,103,746	9,566,534	—
Germany	438,319	7,710,780	—
Hong Kong	108,544	3,248,571	—
Israel	257,137	1,165,589	—
Italy	186,184	2,491,309	—
Japan	2,196,284	25,558,251	—
Netherlands	1,720,020	2,776,648	—
Norway	287,261	980,417	—
Singapore	63,442	1,877,839	—
Spain	541,470	2,055,446	—
Sweden	183,433	4,137,483	—
Switzerland	2,398,309	8,694,718	—
United Kingdom	7,881,906	10,033,186	—
United States	3,300	22,175	—
Other Countries	—	1,723,848	—
Rights	—	422	—
Warrants	—	38	—
Short-Term Investments	8,522,335	—	—
	$29,796,243	$109,453,187	—
Other Financial Instruments
Futures Contracts	$18,394	—	—

Avantis International Small Cap Value Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$689,358	$149,036,607	—
Warrants	—	9,438	—
Rights	—	104	—
Short-Term Investments	9,345,526	—	—
	$10,034,884	$149,046,149	—
Other Financial Instruments
Futures Contracts	$58,316	—	—

178

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis Emerging Markets Equity Fund	$792,799
Avantis International Equity Fund	$633,428
Avantis International Small Cap Value Fund	$725,668

Value of Derivative Instruments as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$6,200

Avantis International Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$6,200

Avantis International Small Cap Value Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$5,265
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

179

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(177,628)	Change in net unrealized appreciation (depreciation) on futures contracts	$(31,748)

Avantis International Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(71,245)	Change in net unrealized appreciation (depreciation) on futures contracts	$(24,186)

Avantis International Small Cap Value Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(248,694)	Change in net unrealized appreciation (depreciation) on futures contracts	$79,169

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Value Fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:

	2022		2021
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity Fund	$3,600,828	—	$961,367	—
Avantis International Equity Fund	$2,458,445	$634,533	$945,667	—
Avantis International Small Cap Value Fund	$6,421,133	$664,353	$742,081	—

180

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
Federal tax cost of investments	$274,461,687	$145,038,273	$169,437,802
Gross tax appreciation of investments	$14,228,120	$8,393,373	$13,929,781
Gross tax depreciation of investments	(42,148,631)	(14,182,216)	(24,286,550)
Net tax appreciation (depreciation) of investments	(27,920,511)	(5,788,843)	(10,356,769)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(646,975)	(11,989)	(19,538)
Net tax appreciation (depreciation)	$(28,567,486)	$(5,800,832)	$(10,376,307)
Undistributed ordinary income	$5,862,113	$2,596,074	$3,809,855
Accumulated short-term capital losses	$(1,814,680)	$(767,998)	$(1,665,306)
Accumulated long-term capital losses	$(1,324,636)	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
181

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity Fund
Institutional Class
2022	$13.35	0.44	(3.20)	(2.76)	(0.24)	$10.35	(20.98)%	0.33%	0.33%	3.84%	3.84%	4%	$238,858
2021	$10.32	0.29	2.93	3.22	(0.19)	$13.35	31.29%	0.33%	0.33%	2.29%	2.29%	9%	$118,866
2020(3)	$10.00	0.23	0.12	0.35	(0.03)	$10.32	3.57%	0.33%(4)	0.33%(4)	3.26%(4)	3.26%(4)	4%	$36,539
G Class
2022	$13.38	0.53	(3.25)	(2.72)	(0.28)	$10.38	(20.69)%	0.00%(5)	0.33%	4.17%	3.84%	4%	$2,757
2021(6)	$13.16	0.31	(0.09)	0.22	—	$13.38	1.67%	0.00%(4)(5)	0.33%(4)	3.75%(4)	3.42%(4)	9%(7)	$189

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Equity Fund
Institutional Class
2022	$12.51	0.37	(2.66)	(2.29)	(0.30)	(0.12)	(0.42)	$9.80	(18.92)%	0.23%	0.23%	3.31%	3.31%	6%	$122,850
2021	$9.78	0.27	2.64	2.91	(0.18)	—	(0.18)	$12.51	30.11%	0.23%	0.23%	2.35%	2.35%	13%	$77,422
2020(3)	$10.00	0.17	(0.38)	(0.21)	(0.01)	—	(0.01)	$9.78	(2.10)%	0.23%(4)	0.23%(4)	2.54%(4)	2.54%(4)	2%	$50,898
G Class
2022	$12.52	0.44	(2.71)	(2.27)	(0.32)	(0.12)	(0.44)	$9.81	(18.72)%	0.00%(5)	0.23%	3.54%	3.31%	6%	$9,867
2021(6)	$11.35	0.21	0.96	1.17	—	—	—	$12.52	10.31%	0.00%(4)(5)	0.23%(4)	2.79%(4)	2.56%(4)	13%(7)	$656

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value Fund
Institutional Class
2022	$12.75	0.38	(2.39)	(2.01)	(0.30)	(0.21)	(0.51)	$10.23	(16.31)%	0.36%	0.36%	3.31%	3.31%	44%	$151,813
2021	$9.32	0.27	3.31	3.58	(0.15)	—	—	$12.75	38.73%	0.36%	0.36%	2.33%	2.33%	34%	$131,702
2020(3)	$10.00	0.14	(0.78)	(0.64)	(0.04)	—	(0.04)	$9.32	(6.43)%	0.36%(4)	0.36%(4)	2.18%(4)	2.18%(4)	12%	$42,263
G Class
2022	$12.77	0.42	(2.38)	(1.96)	(0.34)	(0.21)	(0.55)	$10.26	(15.92)%	0.00%(5)	0.36%	3.67%	3.31%	44%	$5
2021(6)	$11.31	0.21	1.25	1.46	—	—	—	$12.77	12.91%	0.00%(4)(5)	0.36%(4)	2.82%(4)	2.46%(4)	34%(7)	$6

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity Fund, Avantis® International Equity Fund, and Avantis® International Small Cap Value Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Emerging Markets Equity Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and the period from December 4, 2019 (fund inception) through August 31, 2020
Avantis® International Equity Fund
Avantis® International Small Cap Value Fund

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

186

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
187

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
188

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
189

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the
190

information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Emerging Markets Equity Fund, Avantis International Equity Fund, and Avantis International Small Cap Value Fund was above each Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided
191

by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Emerging Markets Equity Fund, Avantis International Equity Fund, and Avantis International Small Cap Value Fund was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the
192

Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

193

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.
194

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

195

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
$15,618	$6,440	$73,719

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2022.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
—	$188,946	$2,293,947

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2022.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
—	$634,533	$664,353

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
$3,176	$6,748	—

For the fiscal year ended August 31, 2022, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity Fund	$994,070	$0.0426	$8,308,183	$0.3560
Avantis International Equity Fund	$263,476	$0.0195	$3,223,272	$0.2380
Avantis International Small Cap Value Fund	$435,156	$0.0293	$5,293,522	$0.3568
196

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97502 2210

Annual Report

August 31, 2022

Avantis® Core Fixed Income Fund
Institutional Class (AVIGX)
G Class (AVBNX)
Avantis® Core Municipal Fixed Income Fund
Institutional Class (AVMUX)
G Class (AVFNX)
Avantis® Short-Term Fixed Income Fund
Institutional Class (AVSFX)
G Class (AVGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds’ fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Core Fixed Income Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVIGX	-13.01%	-7.85%	2/24/2021
Bloomberg U.S. Aggregate Bond Index	—	-11.52%	-6.82%	—
G Class	AVBNX	-12.88%	-7.71%	2/24/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $8,835

Bloomberg U.S. Aggregate Bond Index — $8,984

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Core Fixed Income returned -13.01%.* The fund underperformed the Bloomberg U.S. Aggregate Bond Index, which returned -11.52% for the period. The index is an unmanaged portfolio generally representative of the performance of the broad U.S. taxable investment-grade bond market. The fund’s return reflects fees and operating expenses, while the index return does not.

An overweight position versus the index to corporates detracted from relative performance as spreads widened over the period. However, the fund’s yield curve positioning among corporate issuers helped mitigate the relative underperformance.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2022

Avantis Core Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	61.2%
U.S. Treasury Securities and Equivalents	25.2%
U.S. Government Agency Mortgage-Backed Securities	19.3%
U.S. Government Agency Securities	1.9%
Short-Term Investments	11.6%
Other Assets and Liabilities	(19.2)%

5

Performance

Avantis Core Municipal Fixed Income Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVMUX	-7.82%	-3.88%	2/24/2021
S&P National AMT-Free Municipal Bond Index	—	-8.34%	-4.19%	—
G Glass	AVFNX	-7.68%	-3.74%	2/24/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $9,418

S&P National AMT-Free Municipal Bond Index — $9,372

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Municipal Fixed Income seeks to generate current income exempt from federal income tax by investing primarily in municipal securities.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Core Municipal Fixed Income returned -7.82%.* The fund outperformed the S&P National AMT-Free Municipal Bond Index, which returned -8.34% for the same period. The index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market. The fund’s return reflects fees and operating expenses, while the index return does not.

The fund’s outperformance versus the index was mainly due to positioning on the yield curve (underweighting longer-dated bonds). Underweighting duration compared with the benchmark also aided relative results. An underweight position to BBB-rated issuers also contributed to relative results. However, overweight positions in issuers with AA and A ratings detracted and offset the effects of the BBB underweight.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2022

Avantis Core Municipal Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Municipal Securities	98.7%
Short-Term Investments	0.2%
Other Assets and Liabilities	1.1%

Top Five States and Territories	% of net assets
California	15.9%
New York	13.8%
Florida	6.6%
Texas	6.3%
Illinois	5.1%

Top Five Sectors	% of fund investments
Special Tax	24%
General Obligation (GO) - State	19%
General Obligation (GO) - Local	13%
Public Power	9%
Water & Sewer	7%
8

Performance

Avantis Short-Term Fixed Income Fund
Total Returns as of August 31, 2022			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVSFX	-5.88%	-3.78%	2/24/2021
Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index	—	-5.84%	-3.78%	—
G Class	AVGNX	-5.74%	-3.64%	2/24/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2022
Institutional Class — $9,433

Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index — $9,433

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the 12-month period ended August 31, 2022, Avantis Short-Term Fixed Income returned -5.88%.* The fund performed in line with the Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index, which returned -5.84% for the same period. The index is an unmanaged portfolio generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years. The fund’s return reflects fees and operating expenses, while the index return does not.

The fund’s yield curve positioning among corporate issuers added relative value. The fund’s overweight position versus the index to the corporate credit sector detracted from relative results.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2022

Avantis Short-Term Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	63.9%
U.S. Treasury Securities and Equivalents	31.1%
U.S. Government Agency Securities	3.1%
Short-Term Investments	1.3%
Other Assets and Liabilities	0.6%
11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
12

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Core Fixed Income Fund
Actual
Institutional Class	$1,000	$914.50	$0.72	0.15%
G Class	$1,000	$915.20	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis Core Municipal Fixed Income Fund
Actual
Institutional Class	$1,000	$955.70	$0.74	0.15%
G Class	$1,000	$956.40	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis Short-Term Fixed Income Fund
Actual
Institutional Class	$1,000	$967.20	$0.74	0.15%
G Class	$1,000	$967.90	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.

13

Schedules of Investments

AUGUST 31, 2022

Avantis Core Fixed Income Fund
	Principal Amount	Value
CORPORATE BONDS — 61.2%
Aerospace and Defense — 1.4%
General Dynamics Corp., 3.625%, 4/1/30	$184,000	$177,532
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	30,000	27,913
Lockheed Martin Corp., 3.55%, 1/15/26	48,000	47,633
Lockheed Martin Corp., 1.85%, 6/15/30	175,000	150,941
Northrop Grumman Corp., 3.25%, 1/15/28	42,000	39,883
Textron, Inc., 4.00%, 3/15/26	30,000	29,423
		473,325
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., 3.90%, 4/1/25	100,000	100,177
Airlines — 0.4%
Southwest Airlines Co., 5.125%, 6/15/27	102,000	104,098
Southwest Airlines Co., 2.625%, 2/10/30	37,000	31,150
		135,248
Auto Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	48,000	43,704
Automobiles — 1.2%
American Honda Finance Corp., 1.00%, 9/10/25	60,000	54,714
American Honda Finance Corp., 2.35%, 1/8/27	48,000	44,520
American Honda Finance Corp., 3.50%, 2/15/28	150,000	144,487
General Motors Financial Co., Inc., 5.10%, 1/17/24	27,000	27,244
General Motors Financial Co., Inc., 4.00%, 1/15/25	65,000	64,224
Toyota Motor Credit Corp., 3.375%, 4/1/30	30,000	28,358
Toyota Motor Credit Corp., 1.65%, 1/10/31	38,000	31,096
		394,643
Banks — 5.7%
African Development Bank, 0.875%, 7/22/26	100,000	90,271
Asian Development Bank, 0.25%, 10/6/23	25,000	24,118
Asian Development Bank, 0.375%, 9/3/25	50,000	45,455
Asian Development Bank, 2.375%, 8/10/27	16,000	15,208
Asian Infrastructure Investment Bank, 0.50%, 5/28/25	150,000	137,392
Bank of Nova Scotia, 3.40%, 2/11/24	68,000	67,443
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	24,640
European Bank for Reconstruction & Development, 0.50%, 1/28/26	100,000	90,009
European Investment Bank, 1.375%, 3/15/27	200,000	182,531
Fifth Third Bancorp, 3.65%, 1/25/24	66,000	65,610
Inter-American Development Bank, 0.625%, 7/15/25	150,000	137,872
International Bank for Reconstruction & Development, 0.50%, 10/28/25	75,000	68,131
International Bank for Reconstruction & Development, 0.875%, 7/15/26	25,000	22,608
International Bank for Reconstruction & Development, 0.75%, 11/24/27	60,000	52,226
Kreditanstalt fuer Wiederaufbau, 1.25%, 1/31/25	25,000	23,654
Oesterreichische Kontrollbank AG, 1.50%, 2/12/25	125,000	118,866
PNC Bank NA, 3.10%, 10/25/27	250,000	238,034
14

Avantis Core Fixed Income Fund
	Principal Amount	Value
Santander Holdings USA, Inc., 3.45%, 6/2/25	$36,000	$34,433
Santander Holdings USA, Inc., 4.40%, 7/13/27	36,000	34,694
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	30,000	29,977
US Bancorp, 3.95%, 11/17/25	97,000	97,098
Wells Fargo & Co., 3.55%, 9/29/25	66,000	64,895
Westpac Banking Corp., 2.85%, 5/13/26	70,000	67,064
Westpac Banking Corp., 3.35%, 3/8/27	145,000	139,999
		1,872,228
Beverages — 1.0%
Constellation Brands, Inc., 4.65%, 11/15/28	175,000	173,811
Molson Coors Beverage Co., 3.00%, 7/15/26	73,000	68,427
PepsiCo, Inc., 3.00%, 10/15/27	73,000	70,651
		312,889
Biotechnology — 0.2%
Biogen, Inc., 2.25%, 5/1/30	78,000	63,820
Building Products — 0.4%
Owens Corning, 3.875%, 6/1/30	150,000	137,798
Capital Markets — 4.8%
Bank of New York Mellon Corp., 3.85%, 4/26/29	250,000	241,186
BlackRock, Inc., 3.25%, 4/30/29	12,000	11,399
BlackRock, Inc., 2.10%, 2/25/32	75,000	62,420
Brookfield Finance, Inc., 3.90%, 1/25/28	66,000	62,441
Cboe Global Markets, Inc., 3.65%, 1/12/27	200,000	195,454
Charles Schwab Corp., 3.20%, 3/2/27	30,000	29,069
Charles Schwab Corp., 2.75%, 10/1/29	55,000	49,592
Charles Schwab Corp., 1.95%, 12/1/31	120,000	97,902
CME Group, Inc., 3.75%, 6/15/28	150,000	147,438
Goldman Sachs Group, Inc., 3.80%, 3/15/30	150,000	138,468
Intercontinental Exchange, Inc., 4.35%, 6/15/29	100,000	98,757
Lazard Group LLC, 4.375%, 3/11/29	125,000	119,874
Morgan Stanley, 3.875%, 1/27/26	150,000	148,391
S&P Global, Inc., 2.95%, 1/22/27	25,000	24,026
S&P Global, Inc., 2.45%, 3/1/27(1)	173,000	161,465
		1,587,882
Chemicals — 1.5%
CF Industries, Inc., 5.15%, 3/15/34	138,000	133,267
Dow Chemical Co., 4.25%, 10/1/34	100,000	92,560
EI du Pont de Nemours and Co., 2.30%, 7/15/30	30,000	25,937
Linde, Inc., 3.20%, 1/30/26	48,000	47,096
Mosaic Co., 5.45%, 11/15/33	60,000	60,711
RPM International, Inc., 4.55%, 3/1/29	64,000	61,272
Westlake Corp., 3.60%, 8/15/26	42,000	40,697
Westlake Corp., 3.375%, 6/15/30	30,000	26,931
		488,471
Communications Equipment — 0.3%
Motorola Solutions, Inc., 4.60%, 5/23/29	100,000	96,444
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/1/30	30,000	25,667
Consumer Finance — 0.2%
Ally Financial, Inc., 5.80%, 5/1/25	60,000	61,405
Diversified Financial Services — 0.2%
Corebridge Financial, Inc., 3.65%, 4/5/27(1)	50,000	47,040
15

Avantis Core Fixed Income Fund
	Principal Amount	Value
Equitable Holdings, Inc., 4.35%, 4/20/28	$30,000	$29,540
		76,580
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc., 5.85%, 9/15/35	125,000	134,267
Electric Utilities — 3.8%
Baltimore Gas and Electric Co., 2.25%, 6/15/31	140,000	118,796
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	12,000	12,021
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	120,000	142,429
DTE Electric Co., Series C, 2.625%, 3/1/31	66,000	58,520
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	30,000	32,173
Edison International, 3.55%, 11/15/24	65,000	63,576
Entergy Arkansas LLC, 4.00%, 6/1/28	32,000	31,063
Entergy Louisiana LLC, 3.05%, 6/1/31	33,000	29,570
Entergy Mississippi LLC, 2.85%, 6/1/28	160,000	145,771
IPALCO Enterprises, Inc., 4.25%, 5/1/30	57,000	52,675
MidAmerican Energy Co., 6.75%, 12/30/31	70,000	81,942
PacifiCorp, 2.70%, 9/15/30	54,000	47,707
Public Service Co. of New Hampshire, 2.20%, 6/15/31	140,000	118,946
Public Service Electric and Gas Co., 3.00%, 5/15/27	36,000	34,569
Puget Energy, Inc., 4.10%, 6/15/30	66,000	60,938
Southern Co., 3.70%, 4/30/30	150,000	140,544
Union Electric Co., 2.95%, 3/15/30	68,000	61,925
Wisconsin Power and Light Co., 3.00%, 7/1/29	24,000	21,999
		1,255,164
Electronic Equipment, Instruments and Components — 0.6%
Flex Ltd., 3.75%, 2/1/26	30,000	28,608
Jabil, Inc., 3.00%, 1/15/31	30,000	25,064
TD SYNNEX Corp., 2.65%, 8/9/31	100,000	79,068
Trimble, Inc., 4.90%, 6/15/28	62,000	61,661
		194,401
Energy Equipment and Services — 0.5%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 3.34%, 12/15/27	30,000	28,093
Schlumberger Finance Canada Ltd., 1.40%, 9/17/25	70,000	65,518
Schlumberger Investment SA, 2.65%, 6/26/30	66,000	58,261
		151,872
Entertainment — 0.2%
TWDC Enterprises 18 Corp., 7.00%, 3/1/32	45,000	53,172
Equity Real Estate Investment Trusts (REITs) — 6.7%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	50,000	44,641
American Homes 4 Rent LP, 4.25%, 2/15/28	66,000	63,128
American Tower Corp., 3.60%, 1/15/28	66,000	61,363
American Tower Corp., 2.90%, 1/15/30	100,000	86,457
AvalonBay Communities, Inc., 3.20%, 1/15/28	24,000	22,469
AvalonBay Communities, Inc., 3.30%, 6/1/29	75,000	69,747
Boston Properties LP, 3.65%, 2/1/26	250,000	243,142
Brixmor Operating Partnership LP, 3.65%, 6/15/24	69,000	67,398
Camden Property Trust, 3.15%, 7/1/29	85,000	77,985
Corporate Office Properties LP, 2.25%, 3/15/26	72,000	64,595
Crown Castle, Inc., 3.30%, 7/1/30	150,000	133,173
Equinix, Inc., 2.00%, 5/15/28	125,000	107,518
16

Avantis Core Fixed Income Fund
	Principal Amount	Value
ERP Operating LP, 3.25%, 8/1/27	$90,000	$84,840
Essex Portfolio LP, 4.00%, 3/1/29	150,000	142,443
Highwoods Realty LP, 2.60%, 2/1/31	36,000	28,771
Host Hotels & Resorts LP, 4.50%, 2/1/26	70,000	68,374
Kilroy Realty LP, 2.50%, 11/15/32	79,000	61,222
Prologis LP, 2.125%, 4/15/27	110,000	101,538
Prologis LP, 2.25%, 4/15/30	115,000	100,137
Realty Income Corp., 3.65%, 1/15/28	36,000	34,543
Simon Property Group LP, 2.20%, 2/1/31	200,000	164,243
Sun Communities Operating LP, 2.30%, 11/1/28	100,000	84,547
Tanger Properties LP, 2.75%, 9/1/31	150,000	114,288
UDR, Inc., 3.20%, 1/15/30	150,000	133,266
Ventas Realty LP, 4.75%, 11/15/30	66,000	64,100
		2,223,928
Food and Staples Retailing — 0.9%
Costco Wholesale Corp., 3.00%, 5/18/27	125,000	121,850
Sysco Corp., 5.375%, 9/21/35	125,000	129,682
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	5,000	4,853
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30	30,000	26,774
		283,159
Food Products — 1.1%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	66,000	62,202
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	73,000	70,042
Bunge Ltd. Finance Corp., 2.75%, 5/14/31	100,000	84,091
Campbell Soup Co., 4.15%, 3/15/28	64,000	62,919
Conagra Brands, Inc., 4.85%, 11/1/28	75,000	74,306
		353,560
Gas Utilities — 0.2%
National Fuel Gas Co., 4.75%, 9/1/28	35,000	33,746
Southern California Gas Co., 2.55%, 2/1/30	35,000	31,269
		65,015
Health Care Equipment and Supplies — 0.6%
Abbott Laboratories, 3.875%, 9/15/25	125,000	125,780
Edwards Lifesciences Corp., 4.30%, 6/15/28	26,000	25,934
Medtronic, Inc., 4.375%, 3/15/35	30,000	29,821
		181,535
Health Care Providers and Services — 1.5%
Adventist Health System, 2.95%, 3/1/29	67,000	60,780
Cardinal Health, Inc., 3.08%, 6/15/24	30,000	29,429
CVS Health Corp., 4.875%, 7/20/35	70,000	68,442
Humana, Inc., 2.15%, 2/3/32	200,000	162,092
UnitedHealth Group, Inc., 3.45%, 1/15/27	24,000	23,595
UnitedHealth Group, Inc., 3.375%, 4/15/27	125,000	122,360
UnitedHealth Group, Inc., 4.625%, 7/15/35	24,000	23,952
		490,650
Hotels, Restaurants and Leisure — 0.2%
Marriott International, Inc., 4.625%, 6/15/30	75,000	71,737
Household Durables — 0.5%
DR Horton, Inc., 1.40%, 10/15/27	150,000	125,766
Whirlpool Corp., 4.00%, 3/1/24	54,000	54,107
		179,873
17

Avantis Core Fixed Income Fund
	Principal Amount	Value
Household Products — 0.7%
Kimberly-Clark Corp., 3.20%, 4/25/29	$250,000	$236,787
Industrial Conglomerates — 0.8%
3M Co., 3.375%, 3/1/29	250,000	232,118
3M Co., 5.70%, 3/15/37	18,000	19,145
Honeywell International, Inc., 5.70%, 3/15/36	24,000	26,894
		278,157
Insurance — 2.7%
Aflac, Inc., 3.60%, 4/1/30	75,000	71,459
Assurant, Inc., 3.70%, 2/22/30	100,000	88,763
Athene Holding Ltd., 6.15%, 4/3/30	100,000	101,042
Chubb INA Holdings, Inc., 1.375%, 9/15/30	36,000	28,749
Chubb INA Holdings, Inc., 6.70%, 5/15/36	75,000	88,765
Hartford Financial Services Group, Inc., 2.80%, 8/19/29	50,000	44,339
MetLife, Inc., 3.60%, 11/13/25	97,000	95,972
Prudential PLC, 3.625%, 3/24/32	250,000	226,118
Willis North America, Inc., 4.50%, 9/15/28	150,000	146,173
		891,380
Interactive Media and Services — 0.1%
Alphabet, Inc., 0.80%, 8/15/27	48,000	41,962
Internet and Direct Marketing Retail — 0.4%
Amazon.com, Inc., 5.20%, 12/3/25	30,000	31,263
Amazon.com, Inc., 4.80%, 12/5/34	100,000	105,629
		136,892
IT Services — 1.1%
Global Payments, Inc., 4.45%, 6/1/28	100,000	96,448
International Business Machines Corp., 3.50%, 5/15/29	100,000	94,466
VeriSign, Inc., 2.70%, 6/15/31	200,000	164,450
		355,364
Leisure Products — 0.2%
Hasbro, Inc., 3.50%, 9/15/27	67,000	63,513
Machinery — 1.2%
ABB Finance USA, Inc., 3.80%, 4/3/28	64,000	62,713
Caterpillar Financial Services Corp., 1.10%, 9/14/27	30,000	26,249
John Deere Capital Corp., 3.05%, 1/6/28	102,000	98,087
Kennametal, Inc., 4.625%, 6/15/28	65,000	62,615
Otis Worldwide Corp., 2.57%, 2/15/30	150,000	129,274
		378,938
Media — 1.3%
Comcast Corp., 4.25%, 10/15/30	210,000	206,836
Fox Corp., 3.05%, 4/7/25	130,000	125,687
Walt Disney Co., 2.00%, 9/1/29	42,000	36,338
Walt Disney Co., 6.55%, 3/15/33	40,000	46,121
		414,982
Metals and Mining — 0.7%
Barrick Gold Corp., 6.45%, 10/15/35	100,000	109,653
Kinross Gold Corp., 4.50%, 7/15/27	42,000	40,803
Steel Dynamics, Inc., 3.25%, 1/15/31	100,000	86,531
		236,987
Multi-Utilities — 0.4%
Dominion Energy, Inc., 5.95%, 6/15/35	100,000	106,381
18

Avantis Core Fixed Income Fund
	Principal Amount	Value
San Diego Gas & Electric Co., 1.70%, 10/1/30	$37,000	$30,447
		136,828
Multiline Retail — 0.4%
Dollar Tree, Inc., 4.00%, 5/15/25	65,000	64,424
Dollar Tree, Inc., 4.20%, 5/15/28	30,000	29,261
Target Corp., 2.65%, 9/15/30	42,000	37,503
		131,188
Oil, Gas and Consumable Fuels — 5.8%
Boardwalk Pipelines LP, 4.80%, 5/3/29	50,000	47,982
BP Capital Markets America, Inc., 3.12%, 5/4/26	250,000	242,149
Burlington Resources LLC, 7.40%, 12/1/31	18,000	21,471
Canadian Natural Resources Ltd., 2.95%, 7/15/30	29,000	25,301
Canadian Natural Resources Ltd., 5.85%, 2/1/35	60,000	59,913
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	63,000	62,950
Chevron Corp., 1.55%, 5/11/25	42,000	39,649
Chevron USA, Inc., 3.85%, 1/15/28	26,000	25,716
ConocoPhillips Co., 6.95%, 4/15/29	85,000	97,094
Devon Energy Corp., 4.50%, 1/15/30	133,000	126,298
Enbridge, Inc., 3.125%, 11/15/29	42,000	38,017
Energy Transfer LP, 3.75%, 5/15/30	175,000	157,426
Enterprise Products Operating LLC, 3.70%, 2/15/26	18,000	17,790
EOG Resources, Inc., 4.15%, 1/15/26	200,000	200,335
Equinor ASA, 2.875%, 4/6/25	44,000	42,823
Equinor ASA, 1.75%, 1/22/26	70,000	64,992
Exxon Mobil Corp., 2.44%, 8/16/29	54,000	48,743
Halliburton Co., 2.92%, 3/1/30	175,000	154,903
Kinder Morgan, Inc., 5.30%, 12/1/34	18,000	17,650
Marathon Petroleum Corp., 4.70%, 5/1/25	24,000	24,164
MPLX LP, 2.65%, 8/15/30	30,000	25,048
ONEOK, Inc., 6.35%, 1/15/31	35,000	36,599
ONEOK, Inc., 6.00%, 6/15/35	60,000	59,288
Phillips 66, 3.90%, 3/15/28	24,000	23,028
Pioneer Natural Resources Co., 1.90%, 8/15/30	30,000	24,484
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30	68,000	65,159
Shell International Finance BV, 3.25%, 5/11/25	18,000	17,709
Shell International Finance BV, 2.50%, 9/12/26	66,000	62,576
Shell International Finance BV, 4.125%, 5/11/35	12,000	11,412
Valero Energy Corp., 6.625%, 6/15/37	30,000	32,602
Valero Energy Partners LP, 4.50%, 3/15/28	26,000	25,701
Williams Cos., Inc., 4.00%, 9/15/25	18,000	17,816
		1,916,788
Paper and Forest Products — 0.4%
WestRock MWV LLC, 7.95%, 2/15/31	100,000	117,321
Personal Products — 0.1%
Estee Lauder Cos., Inc., 1.95%, 3/15/31	57,000	48,107
Pharmaceuticals — 1.7%
Astrazeneca Finance LLC, 2.25%, 5/28/31	50,000	43,362
AstraZeneca PLC, 0.70%, 4/8/26	140,000	124,728
Bristol-Myers Squibb Co., 1.45%, 11/13/30	46,000	37,607
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	36,000	42,251
Johnson & Johnson, 0.55%, 9/1/25	24,000	22,012
19

Avantis Core Fixed Income Fund
	Principal Amount	Value
Johnson & Johnson, 2.90%, 1/15/28	$54,000	$51,948
Merck & Co., Inc., 0.75%, 2/24/26	42,000	37,998
Novartis Capital Corp., 3.10%, 5/17/27	66,000	64,095
Royalty Pharma PLC, 2.20%, 9/2/30	73,000	59,289
Sanofi, 3.625%, 6/19/28	65,000	63,181
		546,471
Road and Rail — 0.7%
CSX Corp., 6.15%, 5/1/37	75,000	84,006
Union Pacific Corp., 3.375%, 2/1/35	175,000	155,473
		239,479
Semiconductors and Semiconductor Equipment — 2.4%
Applied Materials, Inc., 5.10%, 10/1/35	150,000	158,520
Broadcom, Inc., 4.15%, 11/15/30	100,000	91,293
Intel Corp., 3.90%, 3/25/30	60,000	57,822
Lam Research Corp., 4.00%, 3/15/29	125,000	122,776
Marvell Technology, Inc., 2.45%, 4/15/28	150,000	130,481
Micron Technology, Inc., 4.66%, 2/15/30	150,000	140,698
NXP BV / NXP Funding LLC, 5.55%, 12/1/28	24,000	24,445
QUALCOMM, Inc., 3.25%, 5/20/27	66,000	64,443
		790,478
Software — 1.2%
Autodesk, Inc., 2.85%, 1/15/30	150,000	133,307
Oracle Corp., 3.25%, 5/15/30	75,000	65,311
Roper Technologies, Inc., 1.40%, 9/15/27	73,000	62,587
VMware, Inc., 1.80%, 8/15/28	100,000	83,253
VMware, Inc., 4.70%, 5/15/30	60,000	56,937
		401,395
Specialty Retail — 1.7%
Advance Auto Parts, Inc., 3.50%, 3/15/32	175,000	148,725
AutoNation, Inc., 3.80%, 11/15/27	40,000	36,855
AutoNation, Inc., 4.75%, 6/1/30	24,000	22,500
AutoZone, Inc., 4.00%, 4/15/30	150,000	142,618
Home Depot, Inc., 2.80%, 9/14/27	66,000	62,751
Home Depot, Inc., 2.70%, 4/15/30	150,000	135,237
TJX Cos., Inc., 1.15%, 5/15/28	30,000	25,587
		574,273
Technology Hardware, Storage and Peripherals — 1.0%
Apple, Inc., 3.20%, 5/11/27	12,000	11,702
Apple, Inc., 2.20%, 9/11/29	18,000	16,089
Apple, Inc., 1.65%, 5/11/30	48,000	40,785
Apple, Inc., 1.70%, 8/5/31	100,000	84,547
Apple, Inc., 4.50%, 2/23/36	150,000	154,952
HP, Inc., 3.40%, 6/17/30	42,000	36,550
		344,625
Textiles, Apparel and Luxury Goods — 0.4%
NIKE, Inc., 2.85%, 3/27/30	150,000	138,053
Transportation Infrastructure — 0.2%
FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 8/20/35	65,193	56,979
Wireless Telecommunication Services — 0.6%
T-Mobile USA, Inc., 3.875%, 4/15/30	100,000	92,499
20

Avantis Core Fixed Income Fund
	Principal Amount	Value
Vodafone Group PLC, 6.25%, 11/30/32	$100,000	$107,837
		200,336
TOTAL CORPORATE BONDS (Cost $21,781,769)		20,185,897
U.S. TREASURY SECURITIES AND EQUIVALENTS — 25.2%
Israel Government AID Bond, 5.50%, 9/18/23	25,000	25,487
U.S. Treasury Bonds, 7.625%, 2/15/25	245,000	268,715
U.S. Treasury Bonds, 6.125%, 11/15/27	250,000	282,412
U.S. Treasury Bonds, 5.50%, 8/15/28	85,000	94,715
U.S. Treasury Bonds, 2.375%, 2/15/42	380,000	315,162
U.S. Treasury Bonds, 3.00%, 5/15/42	650,000	597,873
U.S. Treasury Bonds, 2.75%, 8/15/42	650,000	571,594
U.S. Treasury Bonds, 2.875%, 5/15/43	250,000	223,027
U.S. Treasury Bonds, 3.375%, 5/15/44	300,000	289,676
U.S. Treasury Bonds, 3.125%, 8/15/44	350,000	323,982
U.S. Treasury Bonds, 2.875%, 8/15/45	35,000	30,971
U.S. Treasury Notes, 0.25%, 9/30/23	100,000	96,607
U.S. Treasury Notes, 0.75%, 12/31/23	350,000	337,695
U.S. Treasury Notes, 0.875%, 1/31/24	500,000	482,012
U.S. Treasury Notes, 2.125%, 2/29/24	350,000	343,205
U.S. Treasury Notes, 2.25%, 3/31/24	400,000	392,391
U.S. Treasury Notes, 0.375%, 8/15/24	375,000	353,276
U.S. Treasury Notes, 1.75%, 12/31/24	380,000	365,535
U.S. Treasury Notes, 2.50%, 1/31/25	355,000	346,999
U.S. Treasury Notes, 1.50%, 2/15/25(2)	320,000	305,087
U.S. Treasury Notes, 2.75%, 2/28/25	375,000	368,452
U.S. Treasury Notes, 0.50%, 3/31/25	375,000	347,622
U.S. Treasury Notes, 0.375%, 1/31/26	105,000	94,545
U.S. Treasury Notes, 1.50%, 8/15/26	135,000	125,350
U.S. Treasury Notes, 2.25%, 8/15/27	150,000	142,477
U.S. Treasury Notes, 1.25%, 3/31/28	125,000	111,602
U.S. Treasury Notes, 1.375%, 10/31/28	570,000	507,523
U.S. Treasury Notes, 2.375%, 5/15/29	215,000	202,780
U.S. Treasury Notes, 1.875%, 2/15/32	395,000	353,216
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $8,609,444)		8,299,988
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.3%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.3%
GNMA, 3.00%,TBA	150,000	140,853
GNMA, 3.50%,TBA	700,000	675,145
GNMA, 4.50%,TBA	350,000	350,164
GNMA, 3.50%,TBA	550,000	529,934
UMBS, 2.50%,TBA	250,000	236,562
UMBS, 3.00%,TBA	350,000	339,049
UMBS, 3.50%,TBA	250,000	245,538
UMBS, 3.00%,TBA	600,000	580,641
UMBS, 3.00%,TBA	450,000	416,707
UMBS, 3.50%,TBA	307,482	293,044
UMBS, 4.00%,TBA	300,000	292,898
21

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
UMBS, 4.50%,TBA	$400,000	$397,687
UMBS, 3.00%,TBA	200,000	185,121
UMBS, 3.50%,TBA	1,000,000	952,465
UMBS, 4.00%,TBA	750,000	731,687
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $6,438,470)		6,367,495
U.S. GOVERNMENT AGENCY SECURITIES — 1.9%
FHLB, 3.25%, 11/16/28	100,000	99,593
FNMA, 0.375%, 8/25/25	25,000	22,810
FNMA, 7.125%, 1/15/30	150,000	186,641
FNMA, 6.625%, 11/15/30	125,000	153,065
Tennessee Valley Authority, 0.75%, 5/15/25	175,000	162,149
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $647,357)		624,258
SHORT-TERM INVESTMENTS — 11.6%
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	446,011	446,011
Treasury Bills(3) — 10.3%
U.S. Treasury Bills, 2.04%, 9/8/22	$150,000	149,941
U.S. Treasury Bills, 2.25%, 9/15/22	400,000	399,667
U.S. Treasury Bills, 2.24%, 9/20/22	1,000,000	998,869
U.S. Treasury Bills, 2.67%, 10/25/22	350,000	348,628
U.S. Treasury Bills, 2.05%, 9/22/22	500,000	499,402
U.S. Treasury Bills, 2.12%, 9/6/22	1,000,000	999,722
		3,396,229
TOTAL SHORT-TERM INVESTMENTS (Cost $3,842,205)		3,842,240
TOTAL INVESTMENT SECURITIES — 119.2% (Cost $41,319,245)		39,319,878
OTHER ASSETS AND LIABILITIES — (19.2)%		(6,336,686)
TOTAL NET ASSETS — 100.0%		$32,983,192
,

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	5	December 2022	$679,219	$(3,361)
^Amount represents value and unrealized appreciation (depreciation).

22

Avantis Core Fixed Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 38	Sell	1.00%	6/20/27	$700,000	$6,232	$(2,420)	$3,812
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CDX	-	Credit Derivatives Indexes
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $208,505, which represented 0.6% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $52,437.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
23

AUGUST 31, 2022

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
MUNICIPAL SECURITIES — 98.7%
Alabama — 2.1%
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/24(1)	$10,000	$10,511
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/26, Prerefunded at 100% of Par(1)	10,000	10,967
Alabama Federal Aid Highway Finance Authority Rev., 4.00%, 9/1/27, Prerefunded at 100% of Par(1)	25,000	26,829
Alabama Public School and College Authority Rev., 5.00%, 11/1/37	100,000	112,086
State of Alabama GO, 5.00%, 8/1/27	60,000	65,781
		226,174
Arizona — 2.5%
Mesa Utility System Rev., 4.00%, 7/1/34	15,000	15,610
Pima County Sewer System Rev., 5.00%, 7/1/25	20,000	21,394
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/30	65,000	72,820
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	55,000	61,474
Scottsdale Municipal Property Corp. Rev., 5.00%, 7/1/30	30,000	34,072
State of Arizona COP, 5.00%, 10/1/25(1)	10,000	10,774
State of Arizona COP, 5.00%, 10/1/27(1)	40,000	44,925
State of Arizona Lottery Rev., 5.00%, 7/1/27(1)	10,000	11,153
		272,222
California — 15.9%
California Infrastructure & Economic Development Bank Rev., 5.00%, 10/1/28	30,000	33,379
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/25	25,000	26,658
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/27	50,000	53,304
California State University Rev., 5.00%, 11/1/26	10,000	10,839
California State University Rev., 4.00%, 11/1/34	50,000	51,249
California State University Rev., 5.00%, 11/1/37	25,000	26,780
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/30	10,000	10,706
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/33	20,000	22,287
Eastern Municipal Water District Financing Authority Rev., 4.00%, 7/1/38	40,000	41,270
Los Angeles Department of Airports Rev., 5.00%, 5/15/31	95,000	109,601
Los Angeles Department of Airports Rev., 5.00%, 5/15/38	95,000	104,687
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/28	20,000	21,187
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/28	105,000	119,548
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/34	15,000	15,806
Los Angeles Unified School District GO, 5.00%, 7/1/29	25,000	28,134
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/31	40,000	43,748
Port of Los Angeles Rev., 5.00%, 8/1/26	25,000	27,272
San Diego Public Facilities Financing Authority Rev., (San Diego Sewer Utility Rev.), 5.00%, 5/15/29	25,000	27,320
San Diego Unified School District GO, 5.25%, 7/1/28 (AGM)	25,000	28,860
San Diego Unified School District GO, 5.00%, 7/1/29	20,000	21,888
24

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
San Diego Unified School District GO, 4.00%, 7/1/32	$40,000	$41,736
San Diego Unified School District GO ,Capital Appreciation, 0.00%, 7/1/30(2)	15,000	11,837
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/35	10,000	11,032
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/37	10,000	10,922
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/29	50,000	55,231
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/34	15,000	16,340
San Jose Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/34	10,000	10,882
Southern California Public Power Authority Rev., 5.00%, 7/1/30	10,000	10,299
State of California GO, 5.00%, 9/1/26	20,000	21,990
State of California GO, 5.00%, 11/1/27	40,000	44,992
State of California GO, 5.00%, 8/1/29	30,000	32,838
State of California GO, 5.00%, 8/1/30	40,000	45,411
State of California GO, 5.25%, 8/1/32 (AGM)	10,000	12,148
State of California GO, 4.00%, 9/1/33	70,000	72,689
State of California GO, 5.00%, 9/1/35	40,000	43,217
State of California GO, 3.00%, 10/1/35	165,000	157,237
State of California GO, 3.00%, 10/1/37	40,000	36,364
State of California Department of Water Resources Rev., 5.00%, 12/1/26, Prerefunded at 100% of Par(1)	25,000	27,760
State of California Department of Water Resources Rev., 5.00%, 12/1/29	25,000	27,648
State of California Department of Water Resources Rev., 5.00%, 12/1/34	25,000	28,789
University of California Rev., 5.00%, 5/15/27	40,000	42,755
University of California Rev., 5.00%, 5/15/32	50,000	55,217
University of California Rev., 5.00%, 5/15/32	25,000	28,109
University of California Rev., 5.00%, 5/15/36	50,000	54,470
		1,724,436
Colorado — 1.0%
City & County of Denver GO, 5.00%, 8/1/27	25,000	28,038
City & County of Denver Airport System Rev., 4.00%, 11/15/31	25,000	25,044
Regional Transportation District Sales Tax Rev., 5.00%, 11/1/28	20,000	22,822
State of Colorado COP, 5.00%, 12/15/29	25,000	28,324
State of Colorado COP, 4.00%, 12/15/37	10,000	10,072
		114,300
Connecticut — 2.0%
State of Connecticut GO, 5.00%, 11/15/26	60,000	64,515
State of Connecticut GO, 5.00%, 6/15/28	25,000	28,211
State of Connecticut GO, 5.00%, 1/15/31	25,000	28,652
State of Connecticut, Special Tax Rev., 5.00%, 8/1/26	20,000	21,376
State of Connecticut, Special Tax Rev., 5.00%, 9/1/27	20,000	20,958
State of Connecticut, Special Tax Rev., 5.00%, 1/1/28	40,000	44,807
State of Connecticut, Special Tax Rev., 5.00%, 1/1/31	10,000	11,093
		219,612
District of Columbia — 1.9%
District of Columbia GO, 5.00%, 10/15/27	10,000	11,239
District of Columbia GO, 5.00%, 6/1/31	25,000	25,980
District of Columbia GO, 5.00%, 6/1/33	35,000	36,227
25

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
District of Columbia GO, 5.00%, 10/15/34	$50,000	$55,918
District of Columbia GO, 5.00%, 10/15/36	30,000	33,342
District of Columbia GO, 4.00%, 6/1/37	5,000	5,056
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/34	35,000	37,339
		205,101
Florida — 6.6%
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/38	15,000	16,547
Cape Coral Water & Sewer Rev., 5.00%, 10/1/39	10,000	10,738
Central Florida Expressway Authority Rev., 4.00%, 7/1/31	5,000	5,160
Central Florida Expressway Authority Rev., 4.00%, 7/1/37	70,000	70,690
Central Florida Expressway Authority Rev., 4.00%, 7/1/38	15,000	15,110
Florida Department of Management Services COP, 5.00%, 11/1/28	50,000	56,627
Florida Municipal Power Agency Rev., 5.00%, 10/1/27	90,000	98,067
Hillsborough County School Board COP, 5.00%, 7/1/26	45,000	47,832
Hillsborough County School Board COP, 5.00%, 7/1/29	30,000	33,494
Miami-Dade County Aviation Rev., 5.00%, 10/1/28	50,000	53,795
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/25	10,000	10,424
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/27	75,000	78,100
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/30	20,000	21,346
Orange County School Board COP, 5.00%, 8/1/34	60,000	64,663
Palm Beach County School District COP, 5.00%, 8/1/28	35,000	39,393
Palm Beach County School District COP, 5.00%, 8/1/29	15,000	16,796
School Board of Miami-Dade County COP, 5.00%, 5/1/26	70,000	73,862
		712,644
Georgia — 1.1%
Atlanta Water & Wastewater Rev., 5.00%, 11/1/31	25,000	26,541
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/29	10,000	11,450
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/37	10,000	9,311
State of Georgia GO, 5.00%, 7/1/28	65,000	74,195
		121,497
Hawaii — 2.7%
City & County of Honolulu GO, 5.00%, 3/1/25	30,000	31,893
City & County of Honolulu GO, 5.00%, 3/1/28	80,000	90,388
City & County of Honolulu GO, 5.00%, 9/1/29	65,000	73,747
State of Hawaii GO, 5.00%, 1/1/28	35,000	39,392
State of Hawaii GO, 5.00%, 10/1/28	25,000	27,352
State of Hawaii GO, 5.00%, 10/1/30	30,000	33,195
		295,967
Idaho — 0.2%
Idaho Housing & Finance Association Rev., 5.00%, 7/15/26	20,000	21,767
Illinois — 5.1%
Chicago Midway International Airport Rev., 5.00%, 1/1/41	35,000	36,251
Chicago O'Hare International Airport Rev., 5.00%, 1/1/30	50,000	53,424
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	15,000	15,933
Chicago O'Hare International Airport Rev., 5.00%, 1/1/38	25,000	26,451
Cook County GO, 5.00%, 11/15/31	20,000	21,317
Illinois Finance Authority Rev., (DePaul University), 4.00%, 10/1/40	75,000	70,359
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	15,000	17,184
26

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	$30,000	$34,367
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/41	40,000	42,066
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/29	95,000	103,716
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/30	25,000	27,095
State of Illinois GO, 4.00%, 10/1/32	10,000	9,893
State of Illinois GO, 5.00%, 3/1/34	35,000	37,391
State of Illinois GO, 4.25%, 12/1/37	35,000	34,102
State of Illinois Rev., 5.00%, 6/15/26	20,000	20,305
		549,854
Indiana — 1.4%
Indiana Finance Authority Rev., (Indiana Department of Transportation), 5.00%, 6/1/28	105,000	115,253
Indiana Finance Authority Rev., (Indiana Finance Authority State Revolving Fund), 5.00%, 2/1/37	10,000	11,043
Indiana Finance Authority Rev., (Marion County Capital Improvement Board), 5.25%, 2/1/37	10,000	10,676
Indiana Municipal Power Agency Rev., 5.00%, 1/1/35	10,000	10,679
		147,651
Kansas — 0.7%
State of Kansas Department of Transportation Rev., 5.00%, 9/1/26	50,000	53,743
State of Kansas Department of Transportation Rev., 5.00%, 9/1/27	25,000	26,796
		80,539
Kentucky — 0.4%
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 5.00%, 11/1/26	40,000	43,422
Louisiana — 0.9%
State of Louisiana GO, 5.00%, 8/1/27	50,000	54,545
State of Louisiana GO, 5.00%, 8/1/28	35,000	38,099
		92,644
Maryland — 2.0%
State of Maryland GO, 5.00%, 3/15/25	15,000	15,980
State of Maryland GO, 5.00%, 3/15/27	10,000	11,129
State of Maryland GO, 5.00%, 3/15/29	15,000	17,290
State of Maryland GO, 5.00%, 3/15/30	45,000	50,869
State of Maryland GO, 5.00%, 3/15/31	15,000	16,580
State of Maryland GO, 5.00%, 3/15/31	95,000	108,639
		220,487
Massachusetts — 4.9%
Massachusetts GO, 5.00%, 7/1/27	25,000	27,930
Massachusetts GO, 5.00%, 11/1/27	35,000	39,350
Massachusetts GO, 5.00%, 3/1/28	20,000	22,619
Massachusetts GO, 5.00%, 1/1/30	35,000	39,895
Massachusetts GO, 5.00%, 9/1/30	30,000	34,498
Massachusetts GO, 5.00%, 1/1/31	60,000	67,908
Massachusetts GO, 3.00%, 7/1/35	15,000	13,931
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/28	110,000	125,177
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/29	45,000	52,008
Massachusetts School Building Authority Rev., 5.00%, 8/15/37	40,000	42,362
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/27	30,000	33,022
27

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/31	$25,000	$28,140
		526,840
Michigan — 1.1%
Great Lakes Water Authority Sewage Disposal System Rev., 5.00%, 7/1/29	45,000	51,130
Great Lakes Water Authority Sewage Disposal System Rev., 5.00%, 7/1/30	40,000	43,285
Michigan State Building Authority Rev., 5.00%, 4/15/30	20,000	21,397
		115,812
Minnesota — 0.9%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/26	55,000	59,366
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/27	15,000	16,517
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/28	25,000	27,483
		103,366
Mississippi — 1.0%
State of Mississippi GO, 5.00%, 10/1/27	75,000	84,044
State of Mississippi GO, 5.00%, 10/1/27, Prerefunded at 100% of Par(1)	25,000	28,078
		112,122
Nevada — 2.4%
Clark County School District GO, 5.00%, 6/15/25	40,000	42,690
Clark County School District GO, 5.00%, 6/15/27	25,000	26,910
State of Nevada GO, 5.00%, 4/1/27	20,000	21,261
State of Nevada Highway Improvement Rev., 5.00%, 12/1/26	15,000	16,365
State of Nevada Highway Improvement Rev., 5.00%, 12/1/27	35,000	38,158
State of Nevada Highway Improvement Rev., 5.00%, 12/1/28	70,000	76,185
State of Nevada Highway Improvement Rev., 5.00%, 12/1/31	35,000	38,541
		260,110
New Jersey — 3.5%
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/27	75,000	77,230
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.25%, 6/15/26	35,000	36,003
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.00%, 6/15/37	15,000	14,593
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/41	20,000	20,734
New Jersey Educational Facilities Authority Rev., (State of New Jersey), 5.00%, 9/1/36	60,000	62,671
New Jersey Turnpike Authority Rev., 5.00%, 1/1/32	45,000	49,469
New Jersey Turnpike Authority Rev., 5.00%, 1/1/33	20,000	21,602
New Jersey Turnpike Authority Rev., 5.00%, 1/1/34	10,000	10,762
New Jersey Turnpike Authority Rev., 3.25%, 1/1/38	20,000	17,813
State of New Jersey GO, 5.00%, 6/1/27	30,000	31,893
State of New Jersey GO, 5.00%, 6/1/28	35,000	39,155
		381,925
New Mexico — 0.3%
State of New Mexico Severance Tax Permanent Fund Rev., 5.00%, 7/1/31	25,000	29,461
New York — 13.8%
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/24	20,000	20,737
28

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/28	$15,000	$16,472
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/32	15,000	16,373
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/37	105,000	112,835
Long Island Power Authority Rev., 5.00%, 9/1/29	20,000	22,561
Metropolitan Transportation Authority Rev., (Dedicated Tax Fund), 5.25%, 11/15/29	50,000	55,041
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/33	15,000	16,680
Nassau County GO, 5.00%, 10/1/27	95,000	105,879
New York City GO, 5.00%, 8/1/26	15,000	16,398
New York City GO, 5.00%, 8/1/27	60,000	66,850
New York City GO, 5.00%, 12/1/33	25,000	27,053
New York City GO, 4.00%, 3/1/42	20,000	19,429
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/30	50,000	55,117
New York City Transitional Finance Authority Building Aid Rev., 4.00%, 7/15/36	25,000	25,129
New York Convention Center Development Corp. Rev., (New York City Hotel Unit Fee Rev.), 5.00%, 11/15/40	25,000	25,912
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/30	50,000	55,128
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	25,000	27,971
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	20,000	22,258
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	60,000	68,905
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/34	20,000	20,374
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	15,000	16,190
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/26	50,000	54,224
New York State Thruway Authority Rev., 5.00%, 1/1/32	10,000	10,467
New York State Thruway Authority Rev., 3.50%, 1/1/37	25,000	23,055
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	35,000	37,917
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	15,000	16,557
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	30,000	34,176
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	35,000	34,511
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	10,000	9,860
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	45,000	48,618
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	30,000	32,504
Port Authority of New York & New Jersey Rev., 5.00%, 10/15/34	15,000	16,054
Port Authority of New York & New Jersey Rev., 4.00%, 7/15/37	65,000	64,808
Port Authority of New York & New Jersey Rev., 4.00%, 9/1/37	20,000	19,935
Suffolk County Water Authority Rev., 3.00%, 6/1/32	10,000	9,909
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/25	15,000	16,167
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/29	45,000	51,922
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/30	40,000	46,606
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	15,000	16,236
29

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Utility Debt Securitization Authority Rev., 5.00%, 6/15/25	$15,000	$15,310
Utility Debt Securitization Authority Rev., 5.00%, 12/15/25	25,000	25,829
Utility Debt Securitization Authority Rev., 5.00%, 12/15/26	10,000	10,556
Utility Debt Securitization Authority Rev., 5.00%, 12/15/35	50,000	53,074
Utility Debt Securitization Authority Rev., 5.00%, 12/15/36	35,000	37,095
		1,498,682
North Carolina — 1.0%
State of North Carolina Rev., 5.00%, 3/1/27	20,000	22,087
State of North Carolina Rev., 5.00%, 3/1/29	45,000	51,232
State of North Carolina Rev., 5.00%, 3/1/33	30,000	33,360
		106,679
Ohio — 1.3%
Ohio Water Development Authority Rev., (Ohio Water Development Authority Drinking Water Assistance Fund), 5.00%, 12/1/29	30,000	34,613
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 6/1/29	15,000	17,188
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 6/1/33	15,000	17,111
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/38	20,000	22,173
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/39	30,000	33,274
State of Ohio Rev., 5.00%, 12/15/25	20,000	21,614
		145,973
Oregon — 0.6%
Multnomah County GO, 5.00%, 6/15/29	20,000	23,072
Oregon State Lottery Rev., 5.00%, 4/1/27	35,000	37,207
		60,279
Pennsylvania — 2.2%
Delaware Valley Regional Finance Authority Rev., 5.50%, 8/1/28 (Ambac)	20,000	22,865
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	20,000	21,883
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/34	55,000	54,694
Pennsylvania GO, 5.00%, 7/15/27	75,000	83,418
Pennsylvania GO, 5.00%, 7/15/29	35,000	40,070
Philadelphia Water & Wastewater Rev., 5.00%, 7/1/24, Prerefunded at 100% of Par(1)	15,000	15,705
		238,635
South Carolina — 0.7%
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	75,000	79,289
Tennessee — 1.6%
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/26	10,000	10,831
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 7/1/27	25,000	27,942
Metropolitan Government of Nashville & Davidson County GO, 4.00%, 7/1/28	125,000	133,326
		172,099
Texas — 6.3%
Central Texas Turnpike System Rev., 5.00%, 8/15/37	20,000	20,730
Dallas Area Rapid Transit Rev., 5.00%, 12/1/29	15,000	17,306
30

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Dallas County Utility & Reclamation District GO, 5.00%, 2/15/28	$85,000	$94,403
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/32	50,000	57,157
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/27	45,000	48,318
Houston GO, 5.00%, 3/1/28	25,000	28,014
Houston GO, 5.00%, 3/1/28	20,000	21,998
Houston GO, 5.00%, 3/1/30	30,000	33,930
North Texas Tollway Authority Rev., 5.00%, 1/1/33	50,000	52,288
San Antonio Electric & Gas Systems Rev., 3.125%, 2/1/28	20,000	20,254
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/30	45,000	48,931
State of Texas GO, 5.00%, 10/1/24, Prerefunded at 100% of Par(1)	50,000	52,500
Texas State University System Rev., 5.00%, 3/15/31	80,000	87,636
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 4/15/29	20,000	22,468
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/36	30,000	30,931
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/37	25,000	25,595
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/28	15,000	16,753
		679,212
Utah — 0.3%
Utah Transit Authority Rev., 5.25%, 6/15/32 (AGM)	25,000	29,368
Virginia — 4.0%
Richmond Public Utility Rev., 5.00%, 1/15/28	20,000	21,558
Virginia College Building Authority Rev., 5.00%, 2/1/30	185,000	207,978
Virginia College Building Authority Rev., 5.00%, 2/1/30	20,000	22,381
Virginia College Building Authority Rev., 3.00%, 2/1/35	20,000	17,976
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/26	35,000	38,585
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/27	20,000	22,372
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/29	25,000	28,034
Virginia Public Building Authority Rev., 5.00%, 8/1/27	65,000	72,644
		431,528
Washington — 4.5%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/25, Prerefunded at 100% of Par(1)	35,000	37,824
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/25, Prerefunded at 100% of Par(1)	25,000	27,017
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/25	10,000	10,697
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	65,000	72,335
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	40,000	45,286
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	10,000	11,129
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/30	20,000	22,504
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	35,000	38,797
State of Washington GO, 5.00%, 8/1/27	40,000	44,763
31

Avantis Core Municipal Fixed Income Fund
	Principal Amount/Shares	Value
State of Washington GO, 5.00%, 7/1/29	$10,000	$10,810
State of Washington GO, 5.00%, 7/1/32	145,000	155,167
State of Washington GO, 5.00%, 8/1/32	10,000	10,816
		487,145
Wisconsin — 1.8%
State of Wisconsin GO, 5.00%, 5/1/27	10,000	10,541
State of Wisconsin GO, 5.00%, 11/1/29	25,000	27,610
State of Wisconsin Rev., 5.00%, 5/1/27	125,000	138,657
Wisconsin Department of Transportation Rev., 5.00%, 7/1/27	15,000	16,780
		193,588
TOTAL MUNICIPAL SECURITIES (Cost $11,539,965)		10,700,430
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $21,406)	21,406	21,406
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $11,561,371)		10,721,836
OTHER ASSETS AND LIABILITIES — 1.1%		123,734
TOTAL NET ASSETS — 100.0%		$10,845,570

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
GO	-	General Obligation
(1)Escrowed to maturity in U.S. government securities or state and local government securities.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
32

AUGUST 31, 2022

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
CORPORATE BONDS — 63.9%
Aerospace and Defense — 0.6%
General Dynamics Corp., 3.50%, 5/15/25	$42,000	$41,799
Huntington Ingalls Industries, Inc., 3.84%, 5/1/25	36,000	35,242
		77,041
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., 2.20%, 9/1/24	101,000	98,115
Automobiles — 1.1%
American Honda Finance Corp., 1.00%, 9/10/25	78,000	71,128
General Motors Financial Co., Inc., 4.25%, 5/15/23	20,000	20,014
General Motors Financial Co., Inc., 5.25%, 3/1/26	45,000	45,336
		136,478
Banks — 11.9%
Asian Development Bank, 0.50%, 2/4/26	100,000	90,087
Bank of Montreal, 0.625%, 7/9/24	60,000	56,514
Bank of Montreal, 1.85%, 5/1/25	72,000	67,911
Bank of Nova Scotia, 1.30%, 6/11/25	108,000	99,948
Citigroup, Inc., 3.30%, 4/27/25	66,000	64,420
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	24,640
European Bank for Reconstruction & Development, 0.25%, 7/10/23	50,000	48,593
European Investment Bank, 1.375%, 3/15/27	150,000	136,898
Inter-American Development Bank, 2.625%, 1/16/24	150,000	148,110
Inter-American Development Bank, 3.00%, 2/21/24	140,000	138,898
International Bank for Reconstruction & Development, 0.875%, 7/15/26	10,000	9,043
PNC Financial Services Group, Inc., 2.20%, 11/1/24	90,000	87,068
Royal Bank of Canada, 2.55%, 7/16/24	42,000	40,887
Royal Bank of Canada, 1.15%, 7/14/26	60,000	53,542
Santander Holdings USA, Inc., 4.50%, 7/17/25	66,000	65,715
Santander Holdings USA, Inc., 3.24%, 10/5/26	70,000	65,152
Toronto-Dominion Bank, 1.20%, 6/3/26	105,000	94,089
US Bancorp, 3.15%, 4/27/27	100,000	96,437
Wells Fargo & Co., 3.55%, 9/29/25	36,000	35,397
Wells Fargo & Co., 3.00%, 10/23/26	25,000	23,635
Westpac Banking Corp., 3.35%, 3/8/27	100,000	96,551
		1,543,535
Beverages — 0.8%
Coca-Cola Co., 1.75%, 9/6/24	101,000	97,962
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22	29,000	28,980
Building Products — 0.2%
Owens Corning, 3.40%, 8/15/26	28,000	26,729
Capital Markets — 6.1%
Ameriprise Financial, Inc., 2.875%, 9/15/26	98,000	93,500
Bank of New York Mellon Corp., 3.25%, 9/11/24	98,000	97,341
BlackRock, Inc., 3.50%, 3/18/24	70,000	69,851
Brookfield Finance, Inc., 4.00%, 4/1/24	66,000	65,791
Cboe Global Markets, Inc., 3.65%, 1/12/27	100,000	97,727
Charles Schwab Corp., 3.85%, 5/21/25	66,000	66,145
33

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
CME Group, Inc., 3.00%, 3/15/25	$35,000	$34,361
Goldman Sachs Group, Inc., 3.75%, 5/22/25	66,000	64,860
Janus Henderson US Holdings, Inc., 4.875%, 8/1/25	30,000	30,158
Lazard Group LLC, 3.75%, 2/13/25	66,000	65,078
S&P Global, Inc., 2.95%, 1/22/27	25,000	24,026
State Street Corp., 3.55%, 8/18/25	86,000	85,243
		794,081
Chemicals — 0.9%
Ecolab, Inc., 2.70%, 11/1/26	95,000	91,629
Mosaic Co., 4.25%, 11/15/23	30,000	30,040
		121,669
Consumer Finance — 1.2%
Capital One Financial Corp., 4.25%, 4/30/25	66,000	65,893
Discover Financial Services, 4.50%, 1/30/26	65,000	63,691
Synchrony Financial, 4.50%, 7/23/25	30,000	29,382
		158,966
Containers and Packaging — 0.1%
Packaging Corp. of America, 3.65%, 9/15/24	13,000	12,900
Diversified Financial Services — 0.4%
Corebridge Financial, Inc., 3.65%, 4/5/27(1)	50,000	47,040
Electric Utilities — 2.8%
Baltimore Gas & Electric Co., 2.40%, 8/15/26	64,000	60,013
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	36,000	36,064
Cleco Corporate Holdings LLC, 3.74%, 5/1/26	61,000	58,518
Duke Energy Progress LLC, 3.25%, 8/15/25	24,000	23,669
Emera US Finance LP, 3.55%, 6/15/26	62,000	59,446
Entergy Gulf States Louisiana LLC, 5.59%, 10/1/24	58,000	59,687
Public Service Electric and Gas Co., 2.25%, 9/15/26	64,000	59,799
		357,196
Electronic Equipment, Instruments and Components — 0.8%
Flex Ltd., 3.75%, 2/1/26	47,000	44,820
Keysight Technologies, Inc., 4.55%, 10/30/24	36,000	36,224
TD SYNNEX Corp., 1.75%, 8/9/26	25,000	21,914
		102,958
Energy Equipment and Services — 0.7%
Schlumberger Finance Canada Ltd., 1.40%, 9/17/25	104,000	97,341
Equity Real Estate Investment Trusts (REITs) — 4.4%
Corporate Office Properties LP, 2.25%, 3/15/26	29,000	26,017
ERP Operating LP, 3.375%, 6/1/25	105,000	102,427
Healthcare Realty Holdings LP, 3.50%, 8/1/26	75,000	71,603
Host Hotels & Resorts LP, 4.50%, 2/1/26	30,000	29,303
Kimco Realty Corp., 3.30%, 2/1/25	66,000	64,502
Mid-America Apartments LP, 3.60%, 6/1/27	50,000	48,033
Omega Healthcare Investors, Inc., 4.95%, 4/1/24	15,000	15,047
Prologis LP, 3.25%, 10/1/26	100,000	96,564
Simon Property Group LP, 3.375%, 6/15/27	65,000	62,362
Spirit Realty LP, 4.45%, 9/15/26	42,000	41,166
Vornado Realty LP, 2.15%, 6/1/26	20,000	17,618
		574,642
Food and Staples Retailing — 0.7%
Costco Wholesale Corp., 2.75%, 5/18/24	42,000	41,657
34

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Sysco Corp., 3.30%, 7/15/26	$45,000	$43,588
		85,245
Food Products — 1.3%
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	29,000	26,943
Hershey Co., 2.05%, 11/15/24	36,000	34,789
Hormel Foods Corp., 0.65%, 6/3/24	60,000	57,044
Tyson Foods, Inc., 4.00%, 3/1/26	45,000	44,527
		163,303
Gas Utilities — 0.5%
Southern California Gas Co., 3.15%, 9/15/24	63,000	62,404
Health Care Providers and Services — 3.4%
Cardinal Health, Inc., 3.50%, 11/15/24	69,000	68,551
Cigna Corp., 3.05%, 11/30/22	29,000	29,000
CommonSpirit Health, 2.76%, 10/1/24	36,000	34,893
Elevance Health, Inc., 2.375%, 1/15/25	60,000	57,584
HCA, Inc., 5.00%, 3/15/24	66,000	66,469
Humana, Inc., 4.50%, 4/1/25	66,000	66,558
UnitedHealth Group, Inc., 2.375%, 8/15/24	100,000	97,821
Universal Health Services, Inc., 1.65%, 9/1/26(1)	30,000	25,937
		446,813
Hotels, Restaurants and Leisure — 1.1%
Booking Holdings, Inc., 3.65%, 3/15/25	97,000	96,552
Hyatt Hotels Corp., 4.85%, 3/15/26	45,000	45,298
		141,850
Household Durables — 0.2%
DR Horton, Inc., 4.75%, 2/15/23	30,000	30,046
Household Products — 0.2%
Colgate-Palmolive Co., 3.25%, 3/15/24	20,000	19,910
Insurance — 3.7%
Aflac, Inc., 3.625%, 11/15/24	96,000	95,744
Aon Global Ltd., 3.875%, 12/15/25	50,000	49,512
Brighthouse Financial, Inc., 3.70%, 6/22/27	65,000	61,750
First American Financial Corp., 4.60%, 11/15/24	50,000	49,986
MetLife, Inc., 4.37%, 9/15/23	50,000	50,280
MetLife, Inc., 3.60%, 11/13/25	34,000	33,640
Principal Financial Group, Inc., 3.40%, 5/15/25	66,000	64,588
Prudential Financial, Inc., 1.50%, 3/10/26	75,000	68,729
		474,229
IT Services — 1.3%
International Business Machines Corp., 3.00%, 5/15/24	100,000	98,830
Western Union Co., 2.85%, 1/10/25	72,000	69,124
		167,954
Machinery — 2.7%
Caterpillar Financial Services Corp., 3.30%, 6/9/24	69,000	68,639
Caterpillar Financial Services Corp., 1.45%, 5/15/25	36,000	33,872
Cummins, Inc., 3.65%, 10/1/23	42,000	42,108
Illinois Tool Works, Inc., 3.50%, 3/1/24	42,000	41,946
John Deere Capital Corp., 3.45%, 1/10/24	69,000	68,846
PACCAR Financial Corp., 2.15%, 8/15/24	101,000	97,977
		353,388
35

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Media — 1.0%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	$24,000	$24,283
Comcast Corp., 3.375%, 8/15/25	42,000	41,323
Discovery Communications LLC, 4.90%, 3/11/26	60,000	59,954
		125,560
Metals and Mining — 0.7%
ArcelorMittal SA, 4.55%, 3/11/26	20,000	19,617
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	34,000	34,049
Kinross Gold Corp., 5.95%, 3/15/24	42,000	42,768
		96,434
Multi-Utilities — 0.3%
Dominion Energy, Inc., 2.75%, 9/15/22	36,000	35,999
Multiline Retail — 0.5%
Dollar Tree, Inc., 4.00%, 5/15/25	66,000	65,415
Oil, Gas and Consumable Fuels — 5.3%
Canadian Natural Resources Ltd., 2.05%, 7/15/25	36,000	33,540
Chevron Corp., 1.55%, 5/11/25	102,000	96,290
Enbridge, Inc., 2.50%, 1/15/25	72,000	69,031
Energy Transfer LP, 3.90%, 7/15/26	70,000	67,010
Enterprise Products Operating LLC, 3.35%, 3/15/23	72,000	71,884
Equinor ASA, 2.875%, 4/6/25	35,000	34,064
Exxon Mobil Corp., 2.71%, 3/6/25	72,000	70,090
Phillips 66 Co., 2.45%, 12/15/24(1)	36,000	34,236
Shell International Finance BV, 3.25%, 5/11/25	66,000	64,932
TotalEnergies Capital Canada Ltd., 2.75%, 7/15/23	72,000	71,336
Valero Energy Corp., 2.85%, 4/15/25	9,000	8,719
Williams Cos., Inc., 4.00%, 9/15/25	66,000	65,325
		686,457
Personal Products — 0.3%
Estee Lauder Cos., Inc., 2.00%, 12/1/24	36,000	35,011
Pharmaceuticals — 2.7%
GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	84,000	83,173
GlaxoSmithKline Capital, Inc., 3.625%, 5/15/25	18,000	17,911
Novartis Capital Corp., 1.75%, 2/14/25	29,000	27,768
Novartis Capital Corp., 3.00%, 11/20/25	27,000	26,444
Pfizer, Inc., 3.40%, 5/15/24	97,000	96,709
Royalty Pharma PLC, 1.20%, 9/2/25	78,000	70,959
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	30,000	28,208
		351,172
Road and Rail — 0.4%
Ryder System, Inc., 2.50%, 9/1/24	36,000	34,832
Ryder System, Inc., 3.35%, 9/1/25	18,000	17,360
		52,192
Semiconductors and Semiconductor Equipment — 0.9%
Marvell Technology, Inc., 1.65%, 4/15/26	67,000	60,321
Microchip Technology, Inc., 4.33%, 6/1/23	48,000	48,080
NXP BV / NXP Funding LLC, 4.875%, 3/1/24	15,000	15,069
		123,470
36

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Software — 1.5%
Citrix Systems, Inc., 1.25%, 3/1/26	$69,000	$67,480
Intuit, Inc., 0.95%, 7/15/25	42,000	38,661
Microsoft Corp., 2.875%, 2/6/24	84,000	83,174
		189,315
Specialty Retail — 1.0%
Home Depot, Inc., 3.75%, 2/15/24	66,000	66,187
Ross Stores, Inc., 4.60%, 4/15/25	66,000	66,598
		132,785
Technology Hardware, Storage and Peripherals — 1.1%
Apple, Inc., 3.00%, 2/9/24	35,000	34,725
Apple, Inc., 2.45%, 8/4/26	71,000	67,579
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	36,000	36,590
		138,894
Trading Companies and Distributors — 0.1%
Air Lease Corp., 2.875%, 1/15/26	20,000	18,463
TOTAL CORPORATE BONDS (Cost $8,830,980)		8,271,942
U.S. TREASURY SECURITIES AND EQUIVALENTS — 31.1%
Israel Government AID Bond, 5.50%, 9/18/23	100,000	101,946
U.S. Treasury Notes, 2.125%, 2/29/24	225,000	220,632
U.S. Treasury Notes, 2.375%, 2/29/24(2)	400,000	393,656
U.S. Treasury Notes, 0.375%, 4/15/24	350,000	332,910
U.S. Treasury Notes, 0.375%, 7/15/24	450,000	425,109
U.S. Treasury Notes, 0.375%, 8/15/24	440,000	414,511
U.S. Treasury Notes, 1.50%, 10/31/24	450,000	431,807
U.S. Treasury Notes, 0.25%, 7/31/25	298,000	271,459
U.S. Treasury Notes, 2.00%, 8/15/25	325,000	311,480
U.S. Treasury Notes, 0.375%, 1/31/26	513,000	461,920
U.S. Treasury Notes, 1.625%, 2/15/26	285,000	267,778
U.S. Treasury Notes, 0.625%, 7/31/26	30,000	26,923
U.S. Treasury Notes, 1.25%, 12/31/26	300,000	274,172
U.S. Treasury Notes, 2.25%, 8/15/27	100,000	94,984
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $4,281,257)		4,029,287
U.S. GOVERNMENT AGENCY SECURITIES — 3.1%
FHLB, 2.375%, 3/14/25	50,000	48,653
FHLB, 0.375%, 9/4/25	25,000	22,788
FHLB, 1.25%, 12/21/26	100,000	91,582
FNMA, 1.625%, 10/15/24	75,000	72,140
FNMA, 0.375%, 8/25/25	25,000	22,810
FNMA, 1.875%, 9/24/26	100,000	94,126
Tennessee Valley Authority, 0.75%, 5/15/25	48,000	44,475
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $412,930)		396,574
37

Avantis Short-Term Fixed Income Fund
	Shares	Value
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $167,770)	167,770	$167,770
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $13,692,937)		12,865,573
OTHER ASSETS AND LIABILITIES — 0.6%		82,432
TOTAL NET ASSETS — 100.0%		$12,948,005

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $107,213, which represented 0.8% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $19,683.

See Notes to Financial Statements.
38

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund
Assets
Investment securities, at value (cost of $41,319,245 and $11,561,371, respectively)	$39,319,878	$10,721,836
Receivable for investments sold	5,210,330	—
Interest receivable	258,181	127,039
	44,788,389	10,848,875

Liabilities
Payable for investments purchased	11,707,604	—
Payable for capital shares redeemed	94,517	1,974
Payable for variation margin on futures contracts	2,031	—
Payable for variation margin on swap agreements	361	—
Accrued management fees	684	1,331
	11,805,197	3,305

Net Assets	$32,983,192	$10,845,570

Net Assets Consist of:
Capital paid in	$37,236,001	$11,886,128
Distributable earnings	(4,252,809)	(1,040,558)
	$32,983,192	$10,845,570

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Core Fixed Income Fund
Institutional Class	$5,090,142	591,913	$8.60
G Class	$27,893,050	3,242,679	$8.60
Avantis Core Municipal Fixed Income Fund
Institutional Class	$9,902,009	1,067,394	$9.28
G Class	$943,561	101,717	$9.28

See Notes to Financial Statements.
39

AUGUST 31, 2022
Avantis Short-Term Fixed Income Fund
Assets
Investment securities, at value (cost of $13,692,937)	$12,865,573
Interest receivable	84,729
12,950,302

Liabilities
Payable for capital shares redeemed	527
Accrued management fees	1,348
Dividends payable	422
2,297

Net Assets	$12,948,005

Net Assets Consist of:
Capital paid in	$13,911,512
Distributable earnings	(963,507)
$12,948,005

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Short-Term Fixed Income Fund
Institutional Class	$10,458,764	1,119,617	$9.34
G Class	$2,489,241	266,477	$9.34

See Notes to Financial Statements.
40

Statements of Operations

YEAR ENDED AUGUST 31, 2022
	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund
Investment Income (Loss)
Income:
Interest	$585,259	$157,671

Expenses:
Management fees	39,441	20,294
Other expenses	1,054	501
	40,495	20,795
Fees waived - G Class	(23,121)	(1,469)
	17,374	19,326

Net investment income (loss)	567,885	138,345

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,192,378)	(200,903)
Futures contract transactions	(44,294)	—
Swap agreement transactions	(5,529)	—
	(2,242,201)	(200,903)

Change in net unrealized appreciation (depreciation) on:
Investments	(2,133,766)	(1,099,348)
Futures contracts	(3,609)	—
Swap agreements	(3,353)	—
	(2,140,728)	(1,099,348)

Net realized and unrealized gain (loss)	(4,382,929)	(1,300,251)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,815,044)	$(1,161,906)

See Notes to Financial Statements.
41

YEAR ENDED AUGUST 31, 2022
Avantis Short-Term Fixed Income Fund
Investment Income (Loss)
Income:
Interest	$127,921

Expenses:
Management fees	21,081
Other expenses	28
21,109
Fees waived - G Class	(2,693)
18,416

Net investment income (loss)	109,505

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(126,077)
Futures contract transactions	(4,711)
(130,788)

Change in net unrealized appreciation (depreciation) on investments	(827,585)

Net realized and unrealized gain (loss)	(958,373)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(848,868)

See Notes to Financial Statements.
42

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income Fund		Avantis Core Municipal Fixed Income Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$567,885	$105,070	$138,345	$70,766
Net realized gain (loss)	(2,242,201)	22,346	(200,903)	(120)
Change in net unrealized appreciation (depreciation)	(2,140,728)	135,580	(1,099,348)	259,813
Net increase (decrease) in net assets resulting from operations	(3,815,044)	262,996	(1,161,906)	330,459

Distributions to Shareholders
From earnings:
Institutional Class	(224,439)	(91,575)	(126,953)	(65,321)
G Class	(370,366)	(14,426)	(11,392)	(5,445)
Decrease in net assets from distributions	(594,805)	(106,001)	(138,345)	(70,766)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	20,526,590	16,709,456	(3,234,628)	15,120,756

Net increase (decrease) in net assets	16,116,741	16,866,451	(4,534,879)	15,380,449

Net Assets
Beginning of period	16,866,451	—	15,380,449	—
End of period	$32,983,192	$16,866,451	$10,845,570	$15,380,449
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
43

YEAR ENDED AUGUST 31, 2022 AND PERIOD ENDED AUGUST 31, 2021
	Avantis Short-Term Fixed Income Fund
Increase (Decrease) in Net Assets	August 31, 2022	August 31, 2021(1)
Operations
Net investment income (loss)	$109,505	$32,896
Net realized gain (loss)	(130,788)	(5,108)
Change in net unrealized appreciation (depreciation)	(827,585)	221
Net increase (decrease) in net assets resulting from operations	(848,868)	28,009

Distributions to Shareholders
From earnings:
Institutional Class	(92,513)	(29,858)
G Class	(17,239)	(3,038)
Decrease in net assets from distributions	(109,752)	(32,896)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,098,579)	15,010,091

Net increase (decrease) in net assets	(2,057,199)	15,005,204

Net Assets
Beginning of period	15,005,204	—
End of period	$12,948,005	$15,005,204
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
44

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Core Fixed Income Fund, Avantis Core Municipal Fixed Income Fund and Avantis Short-Term Fixed Income Fund (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund is to seek to maximize total return. Avantis Core Municipal Fixed Income Fund’s investment objective is to seek current income that is exempt from federal income tax. The funds offer the Institutional Class and G Class. All classes of the funds commenced sale on February 24, 2021, the funds’ inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

45

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

46

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 82% and 12% of the shares of the Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund, respectively. ACIM owns 60% and 60% of the shares of the Avantis Core Municipal Fixed Income Fund and Avantis Short-Term Fixed Income Fund, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2022, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Core Fixed Income Fund	0.15%	0.15%	0.00%
Avantis Core Municipal Fixed Income Fund	0.15%	0.15%	0.00%
Avantis Short-Term Fixed Income Fund	0.15%	0.15%	0.00%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2022 were as follows:

	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Purchases of U.S. Treasury and Government Agency obligations	$130,751,779	—	$1,920,829
Purchases of other investment securities	29,545,876	$237,798	4,659,193
Total Purchases	$160,297,655	$237,798	$6,580,022

Sales of U.S. Treasury and Government Agency obligations	$121,801,747	—	$3,853,556
Sales of other investment securities	17,015,791	$3,071,386	3,658,728
Total Sales	$138,817,538	$3,071,386	$7,512,284

47

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2022		Period ended August 31, 2021(1)
	Shares	Amount	Shares	Amount
Avantis Core Fixed Income Fund
Institutional Class
Sold	5,099,931	$45,722,365	1,551,182	$15,497,766
Issued in reinvestment of distributions	24,385	224,431	9,172	91,575
Redeemed	(5,917,471)	(53,229,219)	(175,286)	(1,740,476)
	(793,155)	(7,282,423)	1,385,068	13,848,865
G Class
Sold	3,382,690	31,653,010	302,966	3,022,315
Issued in reinvestment of distributions	41,477	370,366	1,441	14,426
Redeemed	(468,280)	(4,214,363)	(17,615)	(176,150)
	2,955,887	27,809,013	286,792	2,860,591
Net increase (decrease)	2,162,732	$20,526,590	1,671,860	$16,709,456

Avantis Core Municipal Fixed Income Fund
Institutional Class
Sold	846,714	$8,102,970	1,404,925	$14,049,990
Issued in reinvestment of distributions	13,099	126,855	6,445	65,321
Redeemed	(1,203,789)	(11,475,845)	—	—
	(343,976)	(3,246,020)	1,411,370	14,115,311
G Class
Sold	—	—	100,000	1,000,000
Issued in reinvestment of distributions	1,180	11,392	537	5,445
	1,180	11,392	100,537	1,005,445
Net increase (decrease)	(342,796)	$(3,234,628)	1,511,907	$15,120,756

Avantis Short-Term Fixed Income Fund
Institutional Class
Sold	599,839	$5,842,256	1,421,448	$14,214,166
Issued in reinvestment of distributions	9,439	90,799	2,990	29,858
Redeemed	(881,557)	(8,556,323)	(32,542)	(325,176)
	(272,279)	(2,623,268)	1,391,896	13,918,848
G Class
Sold	176,706	1,708,621	109,983	1,099,661
Issued in reinvestment of distributions	1,806	17,239	304	3,038
Redeemed	(21,174)	(201,171)	(1,148)	(11,456)
	157,338	1,524,689	109,139	1,091,243
Net increase (decrease)	(114,941)	$(1,098,579)	1,501,035	$15,010,091
(1)February 24, 2021 (fund inception) through August 31, 2021.

48

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Core Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$20,185,897	—
U.S. Treasury Securities and Equivalents	—	8,299,988	—
U.S. Government Agency Mortgage-Backed Securities	—	6,367,495	—
U.S. Government Agency Securities	—	624,258	—
Short-Term Investments	$446,011	3,396,229	—
	$446,011	$38,873,867	—
Other Financial Instruments
Swap Agreements	—	$3,812	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,361	—	—

Avantis Core Municipal Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$10,700,430	—
Short-Term Investments	$21,406	—	—
	$21,406	$10,700,430	—

49

Avantis Short-Term Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$8,271,942	—
U.S. Treasury Securities and Equivalents	—	4,029,287	—
U.S. Government Agency Securities	—	396,574	—
Short-Term Investments	$167,770	—	—
	$167,770	$12,697,803	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The fund's average notional amount to credit risk derivative instruments held during the period was as follows:

Avantis Core Fixed Income Fund	$575,000

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis Core Fixed Income Fund	$471,919
Avantis Short-Term Fixed Income Fund	$568,633

50

Value of Derivative Instruments as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income Fund
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$361
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,031
		—		$2,392
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

At period end, Avantis Short-Term Fixed Income Fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income Fund
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(5,529)	Change in net unrealized appreciation (depreciation) on swap agreements	$(3,353)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(44,294)	Change in net unrealized appreciation (depreciation) on futures contracts	(3,609)
		$(49,823)		$(6,962)

Avantis Short-Term Fixed Income Fund
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(4,711)	Change in net unrealized appreciation (depreciation) on futures contracts	—

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The novel coronavirus (COVID-19) pandemic has stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

51

9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2022 and period ended August 31, 2021 were as follows:

	2022			2021(1)
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income Fund	—	$594,805	—	—	$106,001	—
Avantis Core Municipal Fixed Income Fund	$138,345	—	—	$70,766	—	—
Avantis Short-Term Fixed Income Fund	—	$109,752	—	—	$32,896	—
(1)February 24, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Federal tax cost of investments	$41,454,285	$11,561,371	$13,692,937
Gross tax appreciation of investments	$2,025	—	—
Gross tax depreciation of investments	(2,136,432)	(839,535)	(827,364)
Net tax appreciation (depreciation) of investments	(2,134,407)	(839,535)	(827,364)
Net tax appreciation (depreciation) on derivatives	(3,820)	—	—
Net tax appreciation (depreciation)	$(2,138,227)	$(839,535)	$(827,364)
Undistributed tax exempt income	—	$502	—
Accumulated short-term capital losses	$(1,475,590)	$(17,799)	$(79,802)
Accumulated long-term capital losses	$(638,992)	$(183,726)	$(56,341)

For Avantis Core Fixed Income Fund, the difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis Core Municipal Fixed Income Fund and Avantis Short-Term Fixed Income Fund.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
52

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income Fund
Institutional Class
2022	$10.09	0.18	(1.49)	(1.31)	(0.17)	(0.01)	(0.18)	$8.60	(13.01)%	0.15%	0.15%	2.08%	2.08%	481%	$5,090
2021(3)	$10.00	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.09	1.56%	0.15%(4)	0.15%(4)	1.26%(4)	1.26%(4)	113%	$13,973
G Class
2022	$10.09	0.21	(1.50)	(1.29)	(0.19)	(0.01)	(0.20)	$8.60	(12.88)%	0.00%(5)	0.15%	2.23%	2.08%	481%	$27,893
2021(3)	$10.00	0.07	0.09	0.16	(0.07)	—	(0.07)	$10.09	1.64%	0.00%(4)(5)	0.15%(4)	1.41%(4)	1.26%(4)	113%	$2,893

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Annualized
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Core Municipal Fixed Income Fund
Institutional Class
2022	$10.17	0.10	(0.89)	(0.79)	(0.10)	$9.28	(7.82)%	0.15%	0.15%	1.02%	1.02%	2%	$9,902
2021(3)	$10.00	0.05	0.17	0.22	(0.05)	$10.17	2.17%	0.15%(4)	0.15%(4)	0.89%(4)	0.89%(4)	2%	$14,358
G Class
2022	$10.17	0.11	(0.89)	(0.78)	(0.11)	$9.28	(7.68)%	0.00%(5)	0.15%	1.17%	1.02%	2%	$944
2021(3)	$10.00	0.05	0.17	0.22	(0.05)	$10.17	2.25%	0.00%(4)	0.15%(4)	1.04%(4)	0.89%(4)	2%	$1,023

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income Fund
Institutional Class
2022	$10.00	0.07	(0.66)	(0.59)	(0.07)	$9.34	(5.88)%	0.15%	0.15%	0.76%	0.76%	48%	$10,459
2021(3)	$10.00	0.02	—(4)	0.02	(0.02)	$10.00	0.21%	0.15%(5)	0.15%(5)	0.42%(5)	0.42%(5)	29%	$13,914
G Class
2022	$10.00	0.09	(0.66)	(0.57)	(0.09)	$9.34	(5.74)%	0.00%(6)	0.15%	0.91%	0.76%	48%	$2,489
2021(3)	$10.00	0.03	—(4)	0.03	(0.03)	$10.00	0.29%	0.00%(5)	0.15%(5)	0.57%(5)	0.42%(5)	29%	$1,091

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Per-share amount was less than $0.005.
(5)Annualized.
(6)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income Fund, Avantis® Core Municipal Fixed Income Fund, and Avantis® Short-Term Fixed Income Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Core Fixed Income Fund	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from February 24, 2021 (fund inception) through August 31, 2021
Avantis® Core Municipal Fixed Income Fund
Avantis® Short-Term Fixed Income Fund

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

56

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
57

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
58

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

59

Approval of Management Agreement

At a meeting held on June 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to an appropriate benchmark and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In
60

connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and
61

post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund was below the median of the total expense ratios of their respective peer expense universe and was the lowest of their peer expense group. The unified fee charged to shareholders of Avantis Core Municipal Fixed Income Fund was the lowest of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

62

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management fee are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

63

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Funds' investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

64

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

65

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis Core Fixed Income Fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

Avantis Core Municipal Fixed Income Fund designates $138,345 as exempt interest dividends for the fiscal year ended August 31, 2022.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2022.

Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
$531,963	—	$92,912
66

Notes
67

Notes
68

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96960 2210

Annual Report

August 31, 2022

Avantis® Responsible U.S. Equity ETF (AVSU)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds' fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Responsible U.S. Equity ETF (AVSU)
Total Returns as of August 31, 2022	Since Inception	Inception Date
Net Asset Value	-7.32%	3/15/2022
Market Price	-7.28%	3/15/2022
Russell 3000 Index	-6.58%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems as well as proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on March 15, 2022, through August 31, 2022, Avantis Responsible U.S. Equity ETF returned -7.28%* on a market price basis. On a net asset value (NAV) basis, the fund returned -7.32%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned -6.58% for the reporting period. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories.

The underperformance was largely due to the fund’s environmental screen. This screen resulted in an underweight to the energy sector, which outperformed for the reporting period. Meanwhile, the fund’s emphasis on companies with the highest book-to-market and profitability characteristics aided relative performance.

*Total returns for periods less than one year are not annualized.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
4

Fund Characteristics

AUGUST 31, 2022

Avantis Responsible U.S. Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	6.8%
Banks	6.7%
Semiconductors and Semiconductor Equipment	5.9%
Technology Hardware, Storage and Peripherals	5.8%
Insurance	5.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Responsible U.S. Equity ETF
Actual	$1,000	$926.80	$0.67(2)	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 170, the number of days in the period from March 15, 2022 (fund inception) through August 31, 2022, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
6

Schedule of Investments

AUGUST 31, 2022

Avantis Responsible U.S. Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.3%
Archer Aviation, Inc., Class A(1)	62	$220
Hexcel Corp.	184	10,795
Kaman Corp.	92	2,918
L3Harris Technologies, Inc.	92	20,994
Northrop Grumman Corp.	69	32,981
Parsons Corp.(1)	69	2,855
Terran Orbital Corp.(1)	31	130
Woodward, Inc.	115	10,703
		81,596
Air Freight and Logistics — 1.3%
CH Robinson Worldwide, Inc.	115	13,127
Expeditors International of Washington, Inc.	410	42,185
FedEx Corp.	531	111,940
Forward Air Corp.	74	7,181
GXO Logistics, Inc.(1)	184	8,166
Hub Group, Inc., Class A(1)	130	10,375
Radiant Logistics, Inc.(1)	391	2,737
United Parcel Service, Inc., Class B	1,058	205,792
		401,503
Airlines†
Joby Aviation, Inc.(1)	30	159
Auto Components — 0.5%
American Axle & Manufacturing Holdings, Inc.(1)	736	7,618
Aptiv PLC(1)	299	27,936
Autoliv, Inc.	437	33,994
BorgWarner, Inc.	759	28,614
Dana, Inc.	345	5,337
Gentex Corp.	575	15,692
Gentherm, Inc.(1)	115	6,888
Goodyear Tire & Rubber Co.(1)	1,104	15,489
Lear Corp.	161	22,321
Motorcar Parts of America, Inc.(1)	138	2,051
Standard Motor Products, Inc.	69	2,532
Visteon Corp.(1)	46	5,512
		173,984
Automobiles — 2.0%
Ford Motor Co.	4,623	70,454
General Motors Co.	2,714	103,702
Harley-Davidson, Inc.	690	26,613
Lucid Group, Inc.(1)(2)	345	5,292
Rivian Automotive, Inc., Class A(1)	92	3,009
Tesla, Inc.(1)	1,449	399,359
Thor Industries, Inc.	161	13,043
Winnebago Industries, Inc.	184	10,595
Workhorse Group, Inc.(1)(2)	690	2,160
		634,227
7

Avantis Responsible U.S. Equity ETF
	Shares	Value
Banks — 6.7%
ACNB Corp.(2)	69	$2,454
Allegiance Bancshares, Inc.	92	3,897
Associated Banc-Corp.	644	12,906
Banc of California, Inc.	207	3,494
BancFirst Corp.	69	7,442
Bancorp, Inc.(1)	230	5,456
Bank of America Corp.	5,566	187,073
Bank of Hawaii Corp.	161	12,561
Bank OZK	506	20,508
BankUnited, Inc.	345	12,782
Bankwell Financial Group, Inc.	69	2,175
Banner Corp.	161	9,782
Bar Harbor Bankshares	92	2,606
Baycom Corp.	115	2,140
BCB Bancorp, Inc.	138	2,484
Berkshire Hills Bancorp, Inc.	184	5,191
BOK Financial Corp.	115	10,220
Byline Bancorp, Inc.	115	2,508
Camden National Corp.	69	3,121
Carter Bankshares, Inc.(1)	161	2,652
Central Pacific Financial Corp.	161	3,508
Citigroup, Inc.	2,875	140,329
Citizens Financial Group, Inc.	1,311	48,087
City Holding Co.	46	3,910
Columbia Banking System, Inc.	253	7,577
Comerica, Inc.	529	42,479
Commerce Bancshares, Inc.	322	22,144
Community Bank System, Inc.	115	7,519
Cullen/Frost Bankers, Inc.	138	17,934
Eagle Bancorp, Inc.	138	6,697
East West Bancorp, Inc.	529	38,178
F.N.B. Corp.	1,196	14,256
Farmers & Merchants Bancorp, Inc.	69	1,971
Fifth Third Bancorp	1,771	60,480
First BanCorp	897	12,827
First Bancorp, Inc.	92	2,668
First Business Financial Services, Inc.	92	3,062
First Citizens BancShares, Inc., Class A	23	18,675
First Financial Bancorp	299	6,452
First Financial Bankshares, Inc.	299	12,710
First Financial Corp.	69	3,208
First Hawaiian, Inc.	391	10,053
First Horizon Corp.	2,162	48,904
First Interstate Bancsystem, Inc., Class A	184	7,408
First of Long Island Corp.	115	2,117
First Republic Bank	207	31,429
Flushing Financial Corp.	138	2,850
German American Bancorp, Inc.	92	3,456
Glacier Bancorp, Inc.	230	11,656
Home BancShares, Inc.	460	10,824
8

Avantis Responsible U.S. Equity ETF
	Shares	Value
HomeStreet, Inc.	115	$4,003
HomeTrust Bancshares, Inc.	92	2,136
Huntington Bancshares, Inc.	2,599	34,827
Independent Bank Corp. (Massachusetts)	138	10,796
Independent Bank Corp. (Michigan)	115	2,360
JPMorgan Chase & Co.	2,645	300,816
KeyCorp	3,243	57,369
Lakeland Bancorp, Inc.	230	3,747
M&T Bank Corp.	506	91,981
Meridian Corp.	69	2,092
NBT Bancorp, Inc.	184	7,136
Northeast Bank	69	2,675
OFG Bancorp	322	8,758
Pacific Premier Bancorp, Inc.	322	10,549
PacWest Bancorp	552	14,534
Park National Corp.	46	6,064
Parke Bancorp, Inc.	115	2,551
Pathward Financial, Inc.	92	3,032
PCB Bancorp.	115	2,160
Pinnacle Financial Partners, Inc.	161	12,994
PNC Financial Services Group, Inc.	529	83,582
Popular, Inc.	437	33,745
Premier Financial Corp.	161	4,350
Prosperity Bancshares, Inc.	230	16,302
Regions Financial Corp.	2,921	63,298
Renasant Corp.	161	5,368
Sandy Spring Bancorp, Inc.	207	7,974
Seacoast Banking Corp. of Florida	207	6,690
Sierra Bancorp	92	1,906
Signature Bank	138	24,062
Silvergate Capital Corp., Class A(1)	46	4,192
SVB Financial Group(1)	115	46,750
Synovus Financial Corp.	690	27,710
Truist Financial Corp.	1,794	84,031
Trustmark Corp.	207	6,529
U.S. Bancorp	1,863	84,971
UMB Financial Corp.	138	12,347
Umpqua Holdings Corp.	966	17,137
United Community Banks, Inc.	368	12,339
Unity Bancorp, Inc.	92	2,579
Valley National Bancorp	1,288	14,967
Washington Federal, Inc.	253	8,099
Webster Financial Corp.	460	21,643
Western Alliance Bancorp	345	26,468
Wintrust Financial Corp.	253	21,338
Zions Bancorp NA	644	35,439
		2,169,216
Beverages — 1.5%
Boston Beer Co., Inc., Class A(1)	4	1,348
Brown-Forman Corp., Class A	92	6,493
Brown-Forman Corp., Class B	667	48,491
9

Avantis Responsible U.S. Equity ETF
	Shares	Value
Coca-Cola Co.	2,185	$134,836
Constellation Brands, Inc., Class A	161	39,614
Duckhorn Portfolio, Inc.(1)	26	474
Keurig Dr Pepper, Inc.	598	22,796
Molson Coors Beverage Co., Class B	506	26,145
Monster Beverage Corp.(1)	348	30,913
PepsiCo, Inc.	920	158,488
Vintage Wine Estates, Inc.(1)(2)	73	432
		470,030
Biotechnology — 3.6%
2seventy bio, Inc.(1)	102	1,502
AbbVie, Inc.	1,334	179,370
Agios Pharmaceuticals, Inc.(1)	156	3,978
Alkermes PLC(1)	355	8,403
Alnylam Pharmaceuticals, Inc.(1)	23	4,753
Altimmune, Inc.(1)	142	3,135
Amgen, Inc.	460	110,538
AnaptysBio, Inc.(1)	92	2,136
Anika Therapeutics, Inc.(1)	10	226
Arcellx, Inc.(1)	127	2,282
Arcus Biosciences, Inc.(1)	92	2,215
Biogen, Inc.(1)	238	46,500
BioMarin Pharmaceutical, Inc.(1)	276	24,619
Bioxcel Therapeutics, Inc.(1)(2)	23	315
Bluebird Bio, Inc.(1)	173	1,010
Blueprint Medicines Corp.(1)	8	586
Catalyst Pharmaceuticals, Inc.(1)	531	7,190
ChemoCentryx, Inc.(1)	97	4,945
Concert Pharmaceuticals, Inc.(1)	24	158
Crinetics Pharmaceuticals, Inc.(1)	92	1,737
CureVac NV(1)	28	276
Deciphera Pharmaceuticals, Inc.(1)	109	1,769
Denali Therapeutics, Inc.(1)	92	2,546
Dynavax Technologies Corp.(1)	747	8,568
Editas Medicine, Inc.(1)	188	2,764
Emergent BioSolutions, Inc.(1)	138	3,315
Enanta Pharmaceuticals, Inc.(1)	46	2,800
Entrada Therapeutics, Inc.(1)	79	998
EQRx, Inc.(1)	1,304	6,377
Exact Sciences Corp.(1)	92	3,271
Exelixis, Inc.(1)	690	12,241
Gilead Sciences, Inc.	2,493	158,231
Halozyme Therapeutics, Inc.(1)	483	19,673
Ideaya Biosciences, Inc.(1)	101	993
Incyte Corp.(1)	322	22,678
Intellia Therapeutics, Inc.(1)	10	601
Ionis Pharmaceuticals, Inc.(1)	192	8,164
Ironwood Pharmaceuticals, Inc.(1)	808	8,694
Kezar Life Sciences, Inc.(1)	184	1,891
Kura Oncology, Inc.(1)	171	2,370
Ligand Pharmaceuticals, Inc.(1)	68	6,282
10

Avantis Responsible U.S. Equity ETF
	Shares	Value
Madrigal Pharmaceuticals, Inc., ADR(1)	30	$2,164
Mersana Therapeutics, Inc.(1)	209	1,567
Merus NV(1)(2)	92	2,179
Mirati Therapeutics, Inc.(1)	6	486
Moderna, Inc.(1)	457	60,447
Myriad Genetics, Inc.(1)	92	2,055
Neurocrine Biosciences, Inc.(1)	138	14,439
Organogenesis Holdings, Inc.(1)	34	122
Ovid therapeutics, Inc.(1)	690	1,387
Point Biopharma Global, Inc.(1)(2)	254	2,476
Prometheus Biosciences, Inc.(1)	92	4,812
Prothena Corp. PLC(1)	83	2,288
PTC Therapeutics, Inc.(1)	32	1,598
Regeneron Pharmaceuticals, Inc.(1)	230	133,644
REGENXBIO, Inc.(1)	211	6,224
Relay Therapeutics, Inc.(1)	115	2,642
Rigel Pharmaceuticals, Inc.(1)	904	1,284
Rocket Pharmaceuticals, Inc.(1)	115	1,772
Seagen, Inc.(1)	96	14,812
Tango Therapeutics, Inc.(1)	123	504
Tyra Biosciences, Inc.(1)	10	66
Ultragenyx Pharmaceutical, Inc.(1)	46	2,194
United Therapeutics Corp.(1)	138	31,274
Vanda Pharmaceuticals, Inc.(1)	207	2,190
Vertex Pharmaceuticals, Inc.(1)	621	174,973
Verve Therapeutics, Inc.(1)	6	230
Xencor, Inc.(1)	145	3,827
Y-mAbs Therapeutics, Inc.(1)	11	177
		1,151,933
Building Products — 0.8%
Advanced Drainage Systems, Inc.	46	6,242
Allegion PLC	115	10,936
AO Smith Corp.	437	24,669
Apogee Enterprises, Inc.	115	4,697
Armstrong World Industries, Inc.	253	21,249
Builders FirstSource, Inc.(1)	736	43,137
Carlisle Cos., Inc.	46	13,600
Carrier Global Corp.	552	21,594
Fortune Brands Home & Security, Inc.	138	8,477
Gibraltar Industries, Inc.(1)	23	963
Griffon Corp.	138	4,326
Hayward Holdings, Inc.(1)	138	1,450
Insteel Industries, Inc.	115	3,324
Johnson Controls International PLC	207	11,207
Lennox International, Inc.	23	5,523
Masco Corp.	161	8,190
Masonite International Corp.(1)	117	9,573
PGT Innovations, Inc.(1)	215	4,498
Quanex Building Products Corp.	115	2,565
Trane Technologies PLC	115	17,718
Trex Co., Inc.(1)	138	6,457
11

Avantis Responsible U.S. Equity ETF
	Shares	Value
UFP Industries, Inc.	161	$12,782
Zurn Elkay Water Solutions Corp.	368	10,149
		253,326
Capital Markets — 5.0%
Affiliated Managers Group, Inc.	23	2,929
Ameriprise Financial, Inc.	391	104,792
Ares Management Corp., Class A	138	10,231
Artisan Partners Asset Management, Inc., Class A	276	9,318
Bank of New York Mellon Corp.	1,288	53,491
BlackRock, Inc.	92	61,308
Blackstone, Inc.	1,058	99,389
Carlyle Group, Inc.	966	31,424
Cboe Global Markets, Inc.	92	10,853
Charles Schwab Corp.	1,472	104,438
CME Group, Inc.	345	67,485
Cohen & Steers, Inc.	138	9,850
Coinbase Global, Inc., Class A(1)	253	16,900
Cowen, Inc., Class A	115	4,422
Diamond Hill Investment Group, Inc.	23	3,934
Donnelley Financial Solutions, Inc.(1)	92	3,905
Evercore, Inc., Class A	161	15,084
FactSet Research Systems, Inc.	69	29,900
Federated Hermes, Inc.	230	7,834
Franklin Resources, Inc.	667	17,389
Goldman Sachs Group, Inc.	506	168,331
Houlihan Lokey, Inc.	299	23,472
Interactive Brokers Group, Inc., Class A	92	5,666
Intercontinental Exchange, Inc.	184	18,556
Invesco Ltd.	1,104	18,183
Janus Henderson Group PLC	391	9,149
Jefferies Financial Group, Inc.	920	29,523
KKR & Co., Inc.	851	43,027
Lazard Ltd., Class A	437	15,885
LPL Financial Holdings, Inc.	161	35,634
MarketAxess Holdings, Inc.	69	17,153
Moelis & Co., Class A	276	11,498
Moody's Corp.	115	32,720
Morgan Stanley	1,725	147,004
Morningstar, Inc.	23	5,244
MSCI, Inc.	23	10,333
Nasdaq, Inc.	69	4,108
Northern Trust Corp.	483	45,928
Open Lending Corp., Class A(1)	322	3,127
Piper Sandler Cos.	115	13,176
Raymond James Financial, Inc.	575	60,013
S&P Global, Inc.	207	72,901
SEI Investments Co.	483	26,420
State Street Corp.	598	40,873
StepStone Group, Inc., Class A	161	4,394
Stifel Financial Corp.	460	27,283
T. Rowe Price Group, Inc.	322	38,640
12

Avantis Responsible U.S. Equity ETF
	Shares	Value
Tradeweb Markets, Inc., Class A	92	$6,402
Victory Capital Holdings, Inc., Class A	138	3,696
Virtu Financial, Inc., Class A	690	15,842
		1,619,057
Chemicals — 0.9%
AdvanSix, Inc.	184	6,672
Albemarle Corp.	207	55,468
Avient Corp.	173	7,583
Axalta Coating Systems Ltd.(1)	368	9,476
Balchem Corp.	42	5,536
Chase Corp.	21	1,851
DuPont de Nemours, Inc.	483	26,874
Ecolab, Inc.	92	15,072
Element Solutions, Inc.	115	2,147
Huntsman Corp.	828	23,200
Ingevity Corp.(1)	191	13,397
Innospec, Inc.	69	6,449
International Flavors & Fragrances, Inc.	184	20,328
Kronos Worldwide, Inc.	161	2,074
Livent Corp.(1)	248	7,981
Minerals Technologies, Inc.	92	5,360
PPG Industries, Inc.	138	17,523
PureCycle Technologies, Inc.(1)	147	1,342
Rayonier Advanced Materials, Inc.(1)	165	746
Sherwin-Williams Co.	207	48,045
Stepan Co.	66	6,879
Trinseo PLC	276	7,322
		291,325
Commercial Services and Supplies — 0.5%
ACCO Brands Corp.	210	1,245
Aris Water Solution, Inc., Class A	70	1,190
Brady Corp., Class A	92	4,282
Brink's Co.	115	6,357
Cimpress PLC(1)	4	134
Cintas Corp.	92	37,429
Civeo Corp.(1)	115	3,411
Clean Harbors, Inc.(1)	138	16,204
Copart, Inc.(1)	253	30,272
Deluxe Corp.	92	1,770
Ennis, Inc.	138	2,930
Healthcare Services Group, Inc.	138	1,942
HNI Corp.	138	4,416
IAA, Inc.(1)	161	5,999
Interface, Inc.	253	2,826
KAR Auction Services, Inc.(1)	287	4,190
Li-Cycle Holdings Corp.(1)	239	1,723
MSA Safety, Inc.	23	2,734
Pitney Bowes, Inc.	97	281
Rollins, Inc.	207	6,988
SP Plus Corp.(1)	47	1,558
Steelcase, Inc., Class A	207	2,314
13

Avantis Responsible U.S. Equity ETF
	Shares	Value
Tetra Tech, Inc.	46	$6,247
UniFirst Corp.	23	4,146
Viad Corp.(1)	7	267
		150,855
Communications Equipment — 0.6%
ADTRAN Holdings, Inc.	138	3,207
Arista Networks, Inc.(1)	299	35,844
Ciena Corp.(1)	368	18,672
Cisco Systems, Inc.	1,564	69,942
CommScope Holding Co., Inc.(1)	97	1,096
Extreme Networks, Inc.(1)	414	5,933
F5, Inc.(1)	46	7,225
Juniper Networks, Inc.	276	7,844
Lumentum Holdings, Inc.(1)	184	15,373
Motorola Solutions, Inc.	69	16,795
NETGEAR, Inc.(1)	71	1,675
NetScout Systems, Inc.(1)	115	3,650
ViaSat, Inc.(1)	324	12,306
Viavi Solutions, Inc.(1)	437	6,153
		205,715
Construction and Engineering — 0.1%
AECOM	46	3,365
API Group Corp.(1)	253	3,934
NV5 Global, Inc.(1)	25	3,519
WillScot Mobile Mini Holdings Corp.(1)	483	19,388
		30,206
Construction Materials — 0.1%
Vulcan Materials Co.	163	27,138
Consumer Finance — 1.5%
Ally Financial, Inc.	1,449	48,107
American Express Co.	437	66,424
Bread Financial Holdings, Inc.	299	11,491
Capital One Financial Corp.	966	102,222
Credit Acceptance Corp.(1)(2)	23	12,238
Discover Financial Services	943	94,762
Encore Capital Group, Inc.(1)	184	10,061
Enova International, Inc.(1)	92	3,214
Green Dot Corp., Class A(1)	184	3,733
LendingClub Corp.(1)	161	2,104
Navient Corp.	552	8,495
Nelnet, Inc., Class A	46	3,875
OneMain Holdings, Inc.	621	21,692
PRA Group, Inc.(1)	92	3,398
PROG Holdings, Inc.(1)	207	3,838
Regional Management Corp.	69	2,325
SLM Corp.	1,587	24,249
SoFi Technologies, Inc.(1)	1,035	6,127
Synchrony Financial	2,024	66,286
Upstart Holdings, Inc.(1)(2)	10	259
World Acceptance Corp.(1)	23	2,674
		497,574
14

Avantis Responsible U.S. Equity ETF
	Shares	Value
Containers and Packaging — 0.7%
AptarGroup, Inc.	138	$14,188
Ardagh Metal Packaging SA	299	1,839
Avery Dennison Corp.	92	16,893
Ball Corp.	368	20,538
Berry Global Group, Inc.(1)	92	4,998
Crown Holdings, Inc.	166	15,038
Graphic Packaging Holding Co.	345	7,683
Greif, Inc., Class A	98	6,571
Greif, Inc., Class B	12	783
International Paper Co.	84	3,496
Myers Industries, Inc.	147	2,840
Packaging Corp. of America	417	57,096
Sealed Air Corp.	322	17,327
Silgan Holdings, Inc.	92	4,191
Sonoco Products Co.	460	28,989
TriMas Corp.	130	3,578
WestRock Co.	828	33,608
		239,656
Distributors — 0.3%
Funko, Inc., Class A(1)	83	1,848
Genuine Parts Co.	345	53,824
LKQ Corp.	414	22,033
Pool Corp.	46	15,603
		93,308
Diversified Consumer Services — 0.3%
ADT, Inc.	322	2,347
Adtalem Global Education, Inc.(1)	115	4,334
Bright Horizons Family Solutions, Inc.(1)	23	1,569
frontdoor, Inc.(1)	138	3,240
Graham Holdings Co., Class B	23	13,005
Grand Canyon Education, Inc.(1)	184	14,974
H&R Block, Inc.	138	6,210
Laureate Education, Inc., Class A	230	2,535
OneSpaWorld Holdings Ltd.(1)	253	2,229
Perdoceo Education Corp.(1)	414	4,794
Service Corp. International	322	19,871
Strategic Education, Inc.	46	2,976
Stride, Inc.(1)	138	5,263
Udemy, Inc.(1)	230	3,418
Universal Technical Institute, Inc.(1)	299	2,051
		88,816
Diversified Financial Services — 0.5%
Apollo Global Management, Inc.	1,081	60,082
Cannae Holdings, Inc.(1)	207	4,473
Equitable Holdings, Inc.	2,024	60,214
Voya Financial, Inc.	552	33,965
		158,734
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	4,071	71,405
Cogent Communications Holdings, Inc.	46	2,450
15

Avantis Responsible U.S. Equity ETF
	Shares	Value
Consolidated Communications Holdings, Inc.(1)	27	$155
EchoStar Corp., Class A(1)	161	2,964
Frontier Communications Parent, Inc.(1)	368	9,480
Iridium Communications, Inc.(1)	485	21,529
Lumen Technologies, Inc.	1,091	10,866
Radius Global Infrastructure, Inc., Class A(1)	161	2,217
Verizon Communications, Inc.	5,130	214,485
		335,551
Electric Utilities — 0.6%
Constellation Energy Corp.	515	42,019
Edison International	772	52,318
Exelon Corp.	1,955	85,844
Genie Energy Ltd., Class B	115	1,201
		181,382
Electrical Equipment — 0.6%
Acuity Brands, Inc.	69	11,311
AMETEK, Inc.	161	19,346
Array Technologies, Inc.(1)	120	2,508
Atkore, Inc.(1)	299	25,239
AZZ, Inc.	69	2,940
Bloom Energy Corp., Class A(1)	125	3,176
ChargePoint Holdings, Inc.(1)(2)	161	2,620
Eaton Corp. PLC	161	21,999
Encore Wire Corp.	122	15,872
EnerSys	69	4,304
FREYR Battery SA(1)(2)	276	3,930
FuelCell Energy, Inc.(1)(2)	696	2,916
Generac Holdings, Inc.(1)	23	5,069
GrafTech International Ltd.	552	3,246
Hubbell, Inc.	69	14,235
nVent Electric PLC	184	6,065
Plug Power, Inc.(1)(2)	506	14,188
Regal Rexnord Corp.	92	12,658
Rockwell Automation, Inc.	46	10,899
Sensata Technologies Holding PLC	69	2,779
Sunrun, Inc.(1)	161	5,318
Thermon Group Holdings, Inc.(1)	138	2,422
Vertiv Holdings Co.	207	2,387
		195,427
Electronic Equipment, Instruments and Components — 1.5%
Advanced Energy Industries, Inc.	138	12,391
Amphenol Corp., Class A	276	20,294
Arlo Technologies, Inc.(1)	253	1,541
Arrow Electronics, Inc.(1)	138	14,464
Avnet, Inc.	322	14,133
Badger Meter, Inc.	46	4,356
Belden, Inc.	46	3,012
Benchmark Electronics, Inc.	92	2,525
CDW Corp.	161	27,483
Cognex Corp.	115	4,843
Corning, Inc.	2,392	82,093
16

Avantis Responsible U.S. Equity ETF
	Shares	Value
CTS Corp.	115	$4,867
ePlus, Inc.(1)	56	2,639
Fabrinet(1)	92	9,461
Flex Ltd.(1)	1,978	35,228
II-VI, Inc.(1)	308	14,547
Insight Enterprises, Inc.(1)	69	6,287
IPG Photonics Corp.(1)	69	6,251
Jabil, Inc.	667	40,220
Keysight Technologies, Inc.(1)	276	45,234
Kimball Electronics, Inc.(1)	71	1,529
Knowles Corp.(1)	207	3,136
Littelfuse, Inc.	46	10,912
Methode Electronics, Inc.	92	3,722
Napco Security Technologies, Inc.(1)	50	1,483
National Instruments Corp.	138	5,487
Novanta, Inc.(1)	23	3,075
OSI Systems, Inc.(1)	46	3,833
PC Connection, Inc.	46	2,285
Plexus Corp.(1)	58	5,436
Sanmina Corp.(1)	299	14,507
ScanSource, Inc.(1)	92	2,665
TD SYNNEX Corp.	46	4,429
TE Connectivity Ltd.	368	46,445
Trimble, Inc.(1)	69	4,364
TTM Technologies, Inc.(1)	350	5,506
Vishay Intertechnology, Inc.	736	14,477
Vishay Precision Group, Inc.(1)	31	1,064
Vontier Corp.	184	4,033
Zebra Technologies Corp., Class A(1)	23	6,938
		497,195
Energy Equipment and Services†
National Energy Services Reunited Corp.(1)	103	723
Newpark Resources, Inc.(1)	506	1,457
Oil States International, Inc.(1)	322	1,578
SEACOR Marine Holdings, Inc.(1)	24	156
		3,914
Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A(1)	332	3,028
Electronic Arts, Inc.	230	29,180
IMAX Corp.(1)	138	2,164
Live Nation Entertainment, Inc.(1)	115	10,391
Madison Square Garden Entertainment Corp.(1)	69	3,834
Marcus Corp.(2)	138	2,220
Netflix, Inc.(1)	161	35,993
Playstudios, Inc.(1)	575	2,082
Playtika Holding Corp.(1)	138	1,453
Roku, Inc.(1)	46	3,128
Take-Two Interactive Software, Inc.(1)	414	50,740
Walt Disney Co.(1)	577	64,670
Warner Bros Discovery, Inc.(1)	1,196	15,835
17

Avantis Responsible U.S. Equity ETF
	Shares	Value
World Wrestling Entertainment, Inc., Class A	260	$17,683
		242,401
Food and Staples Retailing — 1.8%
Albertsons Cos., Inc., Class A	375	10,316
Andersons, Inc.	115	4,259
BJ's Wholesale Club Holdings, Inc.(1)	345	25,699
Costco Wholesale Corp.	401	209,362
PriceSmart, Inc.	49	3,100
SpartanNash Co.	236	7,182
Sprouts Farmers Market, Inc.(1)	759	21,935
Sysco Corp.	646	53,114
United Natural Foods, Inc.(1)	368	16,221
US Foods Holding Corp.(1)	73	2,235
Walgreens Boots Alliance, Inc.	671	23,525
Walmart, Inc.	1,541	204,260
		581,208
Food Products — 0.9%
Alico, Inc.	24	815
Campbell Soup Co.	184	9,270
Darling Ingredients, Inc.(1)	552	41,985
General Mills, Inc.	368	28,262
Hershey Co.	207	46,507
Hormel Foods Corp.	253	12,721
J.M. Smucker Co.	207	28,978
Kellogg Co.	207	15,057
Lamb Weston Holdings, Inc.	391	31,096
Lancaster Colony Corp.	46	7,753
McCormick & Co., Inc.	92	7,735
Mondelez International, Inc., Class A	851	52,643
		282,822
Health Care Equipment and Supplies — 2.1%
Abbott Laboratories	1,150	118,047
ABIOMED, Inc.(1)	46	11,927
Align Technology, Inc.(1)	46	11,210
Atrion Corp.	5	3,020
Avanos Medical, Inc.(1)	92	2,266
Baxter International, Inc.	276	15,859
Becton Dickinson and Co.	115	29,028
Boston Scientific Corp.(1)	920	37,085
Cooper Cos., Inc.	46	13,222
CryoPort, Inc.(1)	85	2,776
Cue Health, Inc.(1)	233	776
DENTSPLY SIRONA, Inc.	207	6,783
DexCom, Inc.(1)	164	13,482
Edwards Lifesciences Corp.(1)	557	50,186
Embecta Corp.	49	1,564
Glaukos Corp.(1)	92	4,467
Globus Medical, Inc., Class A(1)	115	6,807
Haemonetics Corp.(1)	109	8,178
Hologic, Inc.(1)	921	62,223
ICU Medical, Inc.(1)	12	1,908
18

Avantis Responsible U.S. Equity ETF
	Shares	Value
IDEXX Laboratories, Inc.(1)	69	$23,986
Inogen, Inc.(1)	58	1,660
Insulet Corp.(1)	23	5,876
Integer Holdings Corp.(1)	53	3,343
Intuitive Surgical, Inc.(1)	138	28,392
Medtronic PLC	690	60,665
Meridian Bioscience, Inc.(1)	184	5,997
Merit Medical Systems, Inc.(1)	95	5,627
Neogen Corp.(1)	138	2,884
Omnicell, Inc.(1)	14	1,432
Penumbra, Inc.(1)	23	3,776
PROCEPT BioRobotics Corp.(1)	95	3,846
QuidelOrtho Corp.(1)	164	12,999
ResMed, Inc.	69	15,174
STERIS PLC	76	15,305
Stryker Corp.	138	28,318
Teleflex, Inc.	46	10,408
UFP Technologies, Inc.(1)	46	4,277
Utah Medical Products, Inc.	9	827
Zimmer Biomet Holdings, Inc.	230	24,454
Zimvie, Inc.(1)	93	1,415
		661,475
Health Care Providers and Services — 3.2%
23andMe Holding Co., Class A(1)	450	1,517
Acadia Healthcare Co., Inc.(1)	117	9,586
Accolade, Inc.(1)	88	896
agilon health, Inc.(1)	231	4,800
AmerisourceBergen Corp.	253	37,080
AMN Healthcare Services, Inc.(1)	208	21,349
Apollo Medical Holdings, Inc.(1)	8	345
Cardinal Health, Inc.	529	37,411
Castle Biosciences, Inc.(1)	33	957
Centene Corp.(1)	1,012	90,817
Chemed Corp.	23	10,952
Cigna Corp.	138	39,116
CorVel Corp.(1)	23	3,574
Cross Country Healthcare, Inc.(1)	64	1,624
CVS Health Corp.	529	51,921
DaVita, Inc.(1)	69	5,885
Elevance Health, Inc.	276	133,890
Encompass Health Corp.	46	2,234
Enhabit, Inc.(1)	11	183
Ensign Group, Inc.	230	19,619
Fulgent Genetics, Inc.(1)	78	3,391
Guardant Health, Inc.(1)	46	2,303
HCA Healthcare, Inc.	92	18,204
HealthEquity, Inc.(1)	115	7,599
Henry Schein, Inc.(1)	142	10,424
Hims & Hers Health, Inc.(1)	235	1,495
Humana, Inc.	131	63,113
Invitae Corp.(1)(2)	341	1,037
19

Avantis Responsible U.S. Equity ETF
	Shares	Value
Laboratory Corp. of America Holdings	207	$46,631
McKesson Corp.	92	33,764
ModivCare, Inc.(1)	23	2,491
Molina Healthcare, Inc.(1)	276	93,114
National Research Corp.	69	2,354
Oak Street Health, Inc.(1)	107	2,803
OPKO Health, Inc.(1)	891	1,942
Owens & Minor, Inc.	322	9,502
Patterson Cos., Inc.	219	6,108
Premier, Inc., Class A	345	12,158
Privia Health Group, Inc.(1)	115	4,576
Quest Diagnostics, Inc.	69	8,646
R1 RCM, Inc.(1)	281	6,140
UnitedHealth Group, Inc.	397	206,174
		1,017,725
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.(1)	783	13,311
American Well Corp., Class A(1)	626	2,848
Change Healthcare, Inc.(1)	94	2,310
Doximity, Inc., Class A(1)(2)	13	431
Evolent Health, Inc., Class A(1)	115	4,226
NextGen Healthcare, Inc.(1)	161	2,760
Phreesia, Inc.(1)	82	2,104
Simulations Plus, Inc.	30	1,802
Teladoc Health, Inc.(1)	69	2,143
Veeva Systems, Inc., Class A(1)	69	13,753
		45,688
Hotels, Restaurants and Leisure — 1.7%
Airbnb, Inc., Class A(1)	138	15,610
Aramark	92	3,285
BJ's Restaurants, Inc.(1)	92	2,307
Bloomin' Brands, Inc.	253	5,116
Booking Holdings, Inc.(1)	69	129,431
Cheesecake Factory, Inc.(2)	276	8,451
Chipotle Mexican Grill, Inc.(1)	23	36,726
Choice Hotels International, Inc.	138	15,830
Chuy's Holdings, Inc.(1)	92	2,054
Cracker Barrel Old Country Store, Inc.	138	14,896
Darden Restaurants, Inc.	276	34,144
Dave & Buster's Entertainment, Inc.(1)	92	3,803
Expedia Group, Inc.(1)	184	18,888
Hilton Grand Vacations, Inc.(1)	92	3,752
Hilton Worldwide Holdings, Inc.	161	20,505
Hyatt Hotels Corp., Class A(1)	253	22,674
Jack in the Box, Inc.	46	3,674
Marriott International, Inc., Class A	92	14,144
Marriott Vacations Worldwide Corp.	23	3,276
McDonald's Corp.	299	75,432
Ruth's Hospitality Group, Inc.	230	4,191
SeaWorld Entertainment, Inc.(1)	46	2,311
Six Flags Entertainment Corp.(1)	69	1,528
20

Avantis Responsible U.S. Equity ETF
	Shares	Value
Starbucks Corp.	322	$27,070
Texas Roadhouse, Inc.	345	30,622
Travel + Leisure Co.	69	2,926
Vail Resorts, Inc.	23	5,168
Wendy's Co.	322	6,176
Wingstop, Inc.	23	2,619
Wyndham Hotels & Resorts, Inc.	115	7,514
Yum! Brands, Inc.	161	17,910
		542,033
Household Durables — 0.8%
Beazer Homes USA, Inc.(1)	161	2,293
Cavco Industries, Inc.(1)	23	5,382
Century Communities, Inc.	69	3,222
D.R. Horton, Inc.	460	32,729
Ethan Allen Interiors, Inc.	138	3,280
Garmin Ltd.	161	14,247
GoPro, Inc., Class A(1)	621	3,782
Green Brick Partners, Inc.(1)	115	2,801
Helen of Troy Ltd.(1)	3	371
Hovnanian Enterprises, Inc., Class A(1)	46	1,844
Installed Building Products, Inc.	23	2,083
iRobot Corp.(1)	46	2,708
KB Home	230	6,590
La-Z-Boy, Inc.	138	3,642
LGI Homes, Inc.(1)	23	2,183
M.D.C. Holdings, Inc.	115	3,574
M/I Homes, Inc.(1)	69	2,984
Meritage Homes Corp.(1)	69	5,406
Mohawk Industries, Inc.(1)	92	10,153
Newell Brands, Inc.	598	10,674
PulteGroup, Inc.	966	39,278
Skyline Champion Corp.(1)	253	14,338
Sonos, Inc.(1)	253	3,805
Taylor Morrison Home Corp.(1)	667	16,748
Tempur Sealy International, Inc.	299	7,478
Toll Brothers, Inc.	322	14,100
TopBuild Corp.(1)	23	4,226
Tri Pointe Homes, Inc.(1)	575	9,965
Whirlpool Corp.	253	39,620
		269,506
Household Products — 1.2%
Church & Dwight Co., Inc.	322	26,955
Clorox Co.	208	30,023
Colgate-Palmolive Co.	1,058	82,746
Energizer Holdings, Inc.	92	2,585
Kimberly-Clark Corp.	529	67,458
Procter & Gamble Co.	1,127	155,458
Spectrum Brands Holdings, Inc.	230	14,488
		379,713
21

Avantis Responsible U.S. Equity ETF
	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	253	$9,713
Ormat Technologies, Inc.(2)	142	13,274
Sunnova Energy International, Inc.(1)	276	6,961
		29,948
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	207	39,196
Insurance — 5.4%
Aflac, Inc.	1,357	80,633
Alleghany Corp.(1)	46	38,694
Allstate Corp.	782	94,231
American Financial Group, Inc.	276	35,240
American International Group, Inc.	1,472	76,176
AMERISAFE, Inc.	69	3,300
Aon PLC, Class A	230	64,230
Arch Capital Group Ltd.(1)	1,127	51,526
Argo Group International Holdings Ltd.	92	1,806
Arthur J. Gallagher & Co.	299	54,289
Assurant, Inc.	138	21,872
Assured Guaranty Ltd.	230	11,746
Axis Capital Holdings Ltd.	483	25,671
Brighthouse Financial, Inc.(1)	345	16,405
Brown & Brown, Inc.	92	5,800
Chubb Ltd.	483	91,311
Cincinnati Financial Corp.	322	31,221
CNA Financial Corp.	69	2,654
CNO Financial Group, Inc.	460	8,469
Employers Holdings, Inc.	92	3,603
Erie Indemnity Co., Class A	69	14,830
Everest Re Group Ltd.	138	37,129
Fidelity National Financial, Inc.	1,127	44,066
First American Financial Corp.	414	22,149
Genworth Financial, Inc., Class A(1)	1,909	8,056
Globe Life, Inc.	345	33,531
Hanover Insurance Group, Inc.	138	17,856
Hartford Financial Services Group, Inc.	1,127	72,477
Hippo Holdings, Inc.(1)	1,196	1,160
Horace Mann Educators Corp.	161	5,759
Kemper Corp.	92	4,232
Kinsale Capital Group, Inc.	69	17,497
Lincoln National Corp.	391	18,009
Markel Corp.(1)	23	27,465
Marsh & McLennan Cos., Inc.	253	40,827
Mercury General Corp.	92	2,935
MetLife, Inc.	1,196	76,939
Old Republic International Corp.	1,173	25,618
Oscar Health, Inc., Class A(1)	299	1,982
Primerica, Inc.	207	26,237
Principal Financial Group, Inc.	828	61,901
Progressive Corp.	713	87,449
Prudential Financial, Inc.	644	61,663
22

Avantis Responsible U.S. Equity ETF
	Shares	Value
Reinsurance Group of America, Inc.	276	$34,599
RenaissanceRe Holdings Ltd.	138	18,666
RLI Corp.	92	10,098
Selective Insurance Group, Inc.	230	18,267
Travelers Cos., Inc.	644	104,096
Unum Group	690	26,116
White Mountains Insurance Group Ltd.	23	31,510
Willis Towers Watson PLC	92	19,028
WR Berkley Corp.	575	37,260
		1,728,284
Interactive Media and Services — 3.6%
Alphabet, Inc., Class A(1)	4,140	448,031
Alphabet, Inc., Class C(1)	3,680	401,672
Cars.com, Inc.(1)	483	6,158
Match Group, Inc.(1)	92	5,201
Meta Platforms, Inc., Class A(1)	1,457	237,389
Pinterest, Inc., Class A(1)	345	7,949
Shutterstock, Inc.	92	5,098
Snap, Inc., Class A(1)	207	2,252
TrueCar, Inc.(1)	100	218
Twitter, Inc.(1)	460	17,825
Yelp, Inc.(1)	138	4,715
Ziff Davis, Inc.(1)	69	5,332
ZoomInfo Technologies, Inc.(1)	92	4,179
		1,146,019
Internet and Direct Marketing Retail — 2.0%
Amazon.com, Inc.(1)	4,600	583,142
Chewy, Inc., Class A(1)	138	4,738
DoorDash, Inc., Class A(1)	92	5,511
eBay, Inc.	713	31,465
Etsy, Inc.(1)	115	12,145
Liquidity Services, Inc.(1)	161	2,816
PetMed Express, Inc.(2)	92	1,892
Quotient Technology, Inc.(1)	391	727
Revolve Group, Inc.(1)(2)	35	822
Wayfair, Inc., Class A(1)(2)	23	1,212
		644,470
IT Services — 4.5%
Accenture PLC, Class A	460	132,692
Akamai Technologies, Inc.(1)	345	31,147
Amdocs Ltd.	230	19,658
Automatic Data Processing, Inc.	667	163,021
AvidXchange Holdings, Inc.(1)	138	1,075
Broadridge Financial Solutions, Inc., ADR	115	19,685
Cass Information Systems, Inc.	69	2,531
Cloudflare, Inc., Class A(1)	46	2,878
Cognizant Technology Solutions Corp., Class A	713	45,040
Concentrix Corp.	69	8,679
CSG Systems International, Inc.	161	9,314
DigitalOcean Holdings, Inc.(1)	46	1,936
DXC Technology Co.(1)	1,265	31,347
23

Avantis Responsible U.S. Equity ETF
	Shares	Value
EPAM Systems, Inc.(1)	23	$9,809
Euronet Worldwide, Inc.(1)	92	8,157
EVERTEC, Inc.	209	7,022
ExlService Holdings, Inc.(1)	46	7,715
Fidelity National Information Services, Inc.	161	14,711
Fiserv, Inc.(1)	170	17,202
FleetCor Technologies, Inc.(1)	92	19,553
Gartner, Inc.(1)	115	32,812
Genpact Ltd.	161	7,564
Global Payments, Inc.	93	11,553
Globant SA(1)	36	7,588
GoDaddy, Inc., Class A(1)	322	24,414
Hackett Group, Inc.	115	2,361
International Business Machines Corp.	460	59,087
Jack Henry & Associates, Inc.	207	39,785
Kyndryl Holdings, Inc.(1)	1,104	11,504
Mastercard, Inc., Class A	598	193,973
MAXIMUS, Inc.	46	2,787
MongoDB, Inc.(1)	23	7,426
Okta, Inc.(1)	23	2,102
Paychex, Inc.	598	73,757
PayPal Holdings, Inc.(1)	506	47,281
Sabre Corp.(1)	253	1,819
Snowflake, Inc., Class A(1)	115	20,809
SS&C Technologies Holdings, Inc.	92	5,130
Switch, Inc., Class A	230	7,808
TTEC Holdings, Inc.	46	2,408
Twilio, Inc., Class A(1)	69	4,801
VeriSign, Inc.(1)	69	12,573
Visa, Inc., Class A	1,449	287,931
Western Union Co.	897	13,294
WEX, Inc.(1)	46	7,095
		1,440,834
Leisure Products — 0.3%
Acushnet Holdings Corp.	115	5,480
Brunswick Corp.	368	27,493
Callaway Golf Co.(1)	161	3,563
Hasbro, Inc.	46	3,626
Malibu Boats, Inc., Class A(1)	115	6,903
MasterCraft Boat Holdings, Inc.(1)	115	2,770
Mattel, Inc.(1)	414	9,158
Peloton Interactive, Inc., Class A(1)	184	1,875
Polaris, Inc.	184	20,842
YETI Holdings, Inc.(1)	115	4,242
		85,952
Life Sciences Tools and Services — 1.2%
10X Genomics, Inc., Class A(1)	46	1,518
Adaptive Biotechnologies Corp.(1)	135	1,204
Agilent Technologies, Inc.	185	23,726
Avantor, Inc.(1)	305	7,598
Azenta, Inc.	161	8,486
24

Avantis Responsible U.S. Equity ETF
	Shares	Value
Bio-Rad Laboratories, Inc., Class A(1)	23	$11,156
Bio-Techne Corp.	30	9,954
Bruker Corp.	161	9,016
Charles River Laboratories International, Inc.(1)	29	5,952
Danaher Corp.	235	63,429
Illumina, Inc.(1)	79	15,930
IQVIA Holdings, Inc.(1)	122	25,944
Maravai LifeSciences Holdings, Inc., Class A(1)	138	2,880
Medpace Holdings, Inc.(1)	46	6,790
Mettler-Toledo International, Inc.(1)	46	55,773
NeoGenomics, Inc.(1)	154	1,548
PerkinElmer, Inc.	46	6,213
Quantum-Si, Inc.(1)	191	596
Repligen Corp.(1)	23	5,045
SomaLogic, Inc.(1)	207	762
Sotera Health Co.(1)	138	2,334
Syneos Health, Inc.(1)	46	2,765
Thermo Fisher Scientific, Inc.	138	75,254
Waters Corp.(1)	92	27,471
West Pharmaceutical Services, Inc.	97	28,779
		400,123
Machinery — 2.1%
AGCO Corp.	161	17,502
Alamo Group, Inc.	23	3,007
Allison Transmission Holdings, Inc.	184	6,672
Barnes Group, Inc.	115	3,571
Cummins, Inc.	368	79,256
Deere & Co.	467	170,572
Dover Corp.	69	8,622
Esab Corp.	163	6,698
Evoqua Water Technologies Corp.(1)	322	11,296
Flowserve Corp.	147	4,479
Franklin Electric Co., Inc.	69	5,993
Gates Industrial Corp. PLC(1)	161	1,726
Helios Technologies, Inc.	46	2,513
Hyliion Holdings Corp.(1)	254	892
IDEX Corp.	46	9,256
Illinois Tool Works, Inc.	276	53,773
Ingersoll Rand, Inc.	414	19,611
ITT, Inc.	184	13,345
John Bean Technologies Corp.	23	2,375
Kennametal, Inc.	180	4,219
Lincoln Electric Holdings, Inc.	230	31,439
Lindsay Corp.	7	1,123
Middleby Corp.(1)	23	3,308
Nordson Corp.	46	10,450
Oshkosh Corp.	322	25,683
Otis Worldwide Corp.	184	13,288
PACCAR, Inc.	575	50,318
Parker-Hannifin Corp.	46	12,190
Pentair PLC	69	3,070
25

Avantis Responsible U.S. Equity ETF
	Shares	Value
Proterra, Inc.(1)	437	$2,639
Shyft Group, Inc.	138	3,305
Snap-on, Inc.	161	35,075
Stanley Black & Decker, Inc.	69	6,079
Tennant Co.	69	4,164
Timken Co.	184	11,590
Titan International, Inc.(1)	230	3,227
Toro Co.	207	17,166
Watts Water Technologies, Inc., Class A	46	6,372
Westinghouse Air Brake Technologies Corp.	161	14,112
Xylem, Inc.	46	4,191
		684,167
Marine — 0.1%
Costamare, Inc.	207	2,335
Matson, Inc.	235	17,310
Safe Bulkers, Inc.	506	1,614
		21,259
Media — 0.9%
Altice USA, Inc., Class A(1)	62	620
AMC Networks, Inc., Class A(1)	26	697
Charter Communications, Inc., Class A(1)	46	18,981
Comcast Corp., Class A	2,438	88,231
Cumulus Media, Inc., Class A(1)	75	699
Daily Journal Corp.(1)	1	261
DISH Network Corp., Class A(1)	654	11,347
E.W. Scripps Co., Class A(1)	138	2,063
Entravision Communications Corp., Class A	391	1,986
Fox Corp., Class A	621	21,226
Fox Corp., Class B	299	9,454
Interpublic Group of Cos., Inc.	552	15,257
John Wiley & Sons, Inc., Class A	46	2,117
Liberty Broadband Corp., Class A(1)	23	2,319
Liberty Broadband Corp., Class C(1)	115	11,696
New York Times Co., Class A	276	8,415
News Corp., Class A	713	12,064
News Corp., Class B	207	3,569
Nexstar Media Group, Inc., Class A	46	8,801
Omnicom Group, Inc.	253	16,926
Paramount Global, Class B	1,081	25,285
PubMatic, Inc., Class A(1)	138	2,701
Scholastic Corp.	92	4,224
Sinclair Broadcast Group, Inc., Class A	92	2,032
Sirius XM Holdings, Inc.(2)	437	2,661
TechTarget, Inc.(1)	46	2,985
Thryv Holdings, Inc.(1)	92	2,353
WideOpenWest, Inc.(1)	393	6,996
		285,966
Metals and Mining — 0.4%
Arconic Corp.(1)	334	8,420
Ascent Industries Co.(1)	10	167
Commercial Metals Co.	575	23,293
26

Avantis Responsible U.S. Equity ETF
	Shares	Value
Gold Resource Corp.	1,035	$1,760
Newmont Corp.	1,288	53,272
Reliance Steel & Aluminum Co.	138	25,941
Royal Gold, Inc.	161	14,796
Schnitzer Steel Industries, Inc., Class A	145	4,791
		132,440
Multiline Retail — 1.1%
Big Lots, Inc.(2)	138	2,839
Dillard's, Inc., Class A	23	6,813
Dollar General Corp.	299	70,989
Dollar Tree, Inc.(1)	667	90,499
Kohl's Corp.	782	22,224
Macy's, Inc.	1,771	30,674
Nordstrom, Inc.	414	7,083
Ollie's Bargain Outlet Holdings, Inc.(1)	69	3,816
Target Corp.	667	106,947
		341,884
Oil, Gas and Consumable Fuels — 0.2%
Archaea Energy, Inc.(1)	49	968
Battalion Oil Corp.(1)	138	1,827
Epsilon Energy Ltd.	120	864
Evolution Petroleum Corp.	322	2,235
Excelerate Energy, Inc., Class A(2)	12	308
Hallador Energy Co.(1)	132	861
HighPeak Energy, Inc.	51	1,291
NACCO Industries, Inc., Class A	25	1,124
Ring Energy, Inc.(1)	644	2,087
Sitio Royalties Corp.(2)	60	1,526
Teekay Tankers Ltd., Class A(1)	93	2,288
Texas Pacific Land Corp.	24	44,171
VAALCO Energy, Inc.	483	2,420
Viper Energy Partners LP	184	5,616
		67,586
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	92	3,913
Glatfelter Corp.	184	896
Louisiana-Pacific Corp.	464	25,163
Mercer International, Inc.	276	4,477
		34,449
Personal Products — 0.2%
Edgewell Personal Care Co.	69	2,688
Estee Lauder Cos., Inc., Class A	253	64,358
Herbalife Nutrition Ltd.(1)	69	1,800
Olaplex Holdings, Inc.(1)	161	2,145
		70,991
Pharmaceuticals — 4.4%
Arvinas, Inc.(1)	209	8,849
Assertio Holdings, Inc.(1)	393	1,002
ATAI Life Sciences NV(1)	278	1,251
Bristol-Myers Squibb Co.	3,452	232,699
Catalent, Inc.(1)	92	8,096
27

Avantis Responsible U.S. Equity ETF
	Shares	Value
CinCor Pharma, Inc.(1)	57	$1,925
DICE Therapeutics, Inc.(1)	74	1,162
Edgewise Therapeutics, Inc.(1)	85	857
Elanco Animal Health, Inc.(1)	391	5,916
Harrow Health, Inc.(1)	119	1,070
Jazz Pharmaceuticals PLC(1)	92	14,280
Johnson & Johnson	2,392	385,925
Merck & Co., Inc.	3,243	276,822
Organon & Co.	188	5,364
Pfizer, Inc.	7,137	322,806
Pliant Therapeutics, Inc.(1)	95	1,832
ProPhase Labs, Inc.	70	848
Royalty Pharma PLC, Class A	460	19,232
Ventyx Biosciences, Inc.(1)	72	1,469
Viatris, Inc.	5,244	50,080
Zoetis, Inc.	437	68,404
		1,409,889
Professional Services — 0.8%
ASGN, Inc.(1)	46	4,448
Barrett Business Services, Inc.	9	726
Booz Allen Hamilton Holding Corp.	161	15,408
CACI International, Inc., Class A(1)	3	843
CBIZ, Inc.(1)	194	8,470
Clarivate PLC(1)	299	3,489
CoStar Group, Inc.(1)	207	14,415
CRA International, Inc.	46	4,205
Dun & Bradstreet Holdings, Inc.	161	2,294
Equifax, Inc.	69	13,024
Exponent, Inc.	46	4,318
Forrester Research, Inc.(1)	46	1,913
Franklin Covey Co.(1)	69	3,282
FTI Consulting, Inc.(1)	23	3,694
Heidrick & Struggles International, Inc.	138	3,927
Insperity, Inc.	165	17,988
Jacobs Solutions, Inc.	46	5,731
KBR, Inc.	93	4,492
Kelly Services, Inc., Class A	138	2,223
Kforce, Inc.	138	7,551
Korn Ferry	217	13,220
Leidos Holdings, Inc.	46	4,372
ManpowerGroup, Inc.	184	13,491
ManTech International Corp., Class A	46	4,412
Nielsen Holdings PLC	138	3,842
Planet Labs PBC(1)	746	4,088
Resources Connection, Inc.	70	1,368
Robert Half International, Inc.	529	40,717
Science Applications International Corp.	46	4,189
TransUnion	92	6,796
TriNet Group, Inc.(1)	184	15,162
TrueBlue, Inc.(1)	207	4,252
Verisk Analytics, Inc.	115	21,523
		259,873
28

Avantis Responsible U.S. Equity ETF
	Shares	Value
Real Estate Management and Development — 0.3%
Anywhere Real Estate, Inc.(1)	161	$1,573
CBRE Group, Inc., Class A(1)	414	32,689
Cushman & Wakefield PLC(1)	299	4,473
Forestar Group, Inc.(1)	138	1,717
FRP Holdings, Inc.(1)	19	1,093
Howard Hughes Corp.(1)	115	7,318
Jones Lang LaSalle, Inc.(1)	138	23,874
Kennedy-Wilson Holdings, Inc.	514	9,026
Marcus & Millichap, Inc.	184	6,878
Opendoor Technologies, Inc.(1)	64	277
RE/MAX Holdings, Inc., Class A	115	2,617
RMR Group, Inc., Class A	51	1,328
Seritage Growth Properties, Class A(1)	125	1,568
Stratus Properties, Inc.(1)	13	463
Tejon Ranch Co.(1)	70	1,103
Zillow Group, Inc., Class A(1)	46	1,536
Zillow Group, Inc., Class C(1)	92	3,078
		100,611
Road and Rail — 2.5%
AMERCO	23	12,090
ArcBest Corp.	161	12,965
Covenant Logistics Group, Inc.	56	1,575
CSX Corp.	4,462	141,222
Daseke, Inc.(1)	207	1,254
Heartland Express, Inc.	184	2,788
J.B. Hunt Transport Services, Inc.	322	56,034
Knight-Swift Transportation Holdings, Inc.	368	18,588
Landstar System, Inc.	184	26,980
Lyft, Inc., Class A(1)	138	2,033
Marten Transport Ltd.	299	5,923
Norfolk Southern Corp.	491	119,377
Old Dominion Freight Line, Inc.	253	68,667
PAM Transportation Services, Inc.(1)	92	2,733
Ryder System, Inc.	299	22,856
Saia, Inc.(1)	115	23,785
Schneider National, Inc., Class B	322	7,361
TuSimple Holdings, Inc., Class A(1)	50	360
Uber Technologies, Inc.(1)	713	20,506
Union Pacific Corp.	1,058	237,532
Universal Logistics Holdings, Inc.	40	1,460
USA Truck, Inc.(1)	115	3,606
Werner Enterprises, Inc.	276	10,982
XPO Logistics, Inc.(1)	92	4,823
		805,500
Semiconductors and Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc.(1)	1,748	148,353
Allegro MicroSystems, Inc.(1)	115	2,682
Amkor Technology, Inc.	230	4,630
Analog Devices, Inc.	276	41,822
Applied Materials, Inc.	1,495	140,635
29

Avantis Responsible U.S. Equity ETF
	Shares	Value
Axcelis Technologies, Inc.(1)	161	$10,777
Broadcom, Inc.	230	114,795
CEVA, Inc.(1)	33	966
Cirrus Logic, Inc.(1)	168	12,884
Cohu, Inc.(1)	145	3,890
Enphase Energy, Inc.(1)	138	39,529
Entegris, Inc.	184	17,458
First Solar, Inc.(1)	115	14,668
Formfactor, Inc.(1)	161	4,714
GLOBALFOUNDRIES, Inc.(1)	69	4,128
Intel Corp.	4,140	132,149
KLA Corp.	299	102,895
Kulicke & Soffa Industries, Inc.	262	11,014
Lam Research Corp.	276	120,863
Lattice Semiconductor Corp.(1)	92	4,959
Marvell Technology, Inc.	414	19,383
MaxLinear, Inc.(1)	46	1,653
Microchip Technology, Inc.	368	24,012
Micron Technology, Inc.	2,392	135,220
MKS Instruments, Inc.	161	16,037
Monolithic Power Systems, Inc.	23	10,423
NVIDIA Corp.	1,035	156,223
NXP Semiconductors NV	207	34,068
ON Semiconductor Corp.(1)	1,219	83,831
Onto Innovation, Inc.(1)	115	8,164
PDF Solutions, Inc.(1)	92	2,427
Photronics, Inc.(1)	322	5,410
Qorvo, Inc.(1)	115	10,325
QUALCOMM, Inc.	1,288	170,364
Rambus, Inc.(1)	207	5,338
Semtech Corp.(1)	69	3,187
Silicon Laboratories, Inc.(1)	82	10,277
SolarEdge Technologies, Inc.(1)	46	12,695
Teradyne, Inc.	552	46,721
Texas Instruments, Inc.	1,129	186,522
Ultra Clean Holdings, Inc.(1)	138	4,039
Universal Display Corp.	46	5,139
Veeco Instruments, Inc.(1)	115	2,431
Wolfspeed, Inc.(1)	161	18,269
		1,905,969
Software — 6.8%
A10 Networks, Inc.	261	3,628
ACI Worldwide, Inc.(1)	92	2,180
Adobe, Inc.(1)	161	60,124
Altair Engineering, Inc., Class A(1)	26	1,352
ANSYS, Inc.(1)	23	5,711
Autodesk, Inc.(1)	161	32,480
Avalara, Inc.(1)	46	4,213
Bentley Systems, Inc., Class B	115	4,229
Bill.com Holdings, Inc.(1)	46	7,446
Black Knight, Inc.(1)	46	3,043
30

Avantis Responsible U.S. Equity ETF
	Shares	Value
Box, Inc., Class A(1)	138	$3,554
C3.ai, Inc., Class A(1)	138	2,484
Cadence Design Systems, Inc.(1)	235	40,836
CommVault Systems, Inc.(1)	46	2,497
Consensus Cloud Solutions, Inc.(1)	46	2,316
Crowdstrike Holdings, Inc., Class A(1)	115	21,000
Datadog, Inc., Class A(1)	92	9,655
Digital Turbine, Inc.(1)	138	2,549
DocuSign, Inc.(1)	207	12,052
Dolby Laboratories, Inc., Class A	92	6,738
Dropbox, Inc., Class A(1)	138	2,952
Duck Creek Technologies, Inc.(1)	115	1,369
Dynatrace, Inc.(1)	69	2,634
Elastic NV(1)	46	3,860
Envestnet, Inc.(1)	46	2,409
Fair Isaac Corp.(1)	23	10,336
Fortinet, Inc.(1)	1,380	67,192
Guidewire Software, Inc.(1)	78	5,593
HubSpot, Inc.(1)	5	1,685
InterDigital, Inc.	138	6,922
Intuit, Inc.	92	39,724
JFrog Ltd.(1)	49	1,036
LiveRamp Holdings, Inc.(1)	69	1,370
Manhattan Associates, Inc.(1)	92	12,996
Microsoft Corp.	5,428	1,419,259
NCR Corp.(1)	230	7,141
NortonLifeLock, Inc.	391	8,833
Nutanix, Inc., Class A(1)	115	1,990
Olo, Inc., Class A(1)	30	234
Oracle Corp. (New York)	506	37,520
Palantir Technologies, Inc., Class A(1)	529	4,084
Palo Alto Networks, Inc.(1)	138	76,840
Paycom Software, Inc.(1)	46	16,155
Paylocity Holding Corp.(1)	26	6,266
Pegasystems, Inc.	15	549
Progress Software Corp.	69	3,321
PROS Holdings, Inc.(1)	30	626
PTC, Inc.(1)	46	5,285
Qualys, Inc.(1)	92	13,975
Rapid7, Inc.(1)	47	2,703
RingCentral, Inc., Class A(1)	23	990
Roper Technologies, Inc.	28	11,272
Salesforce, Inc.(1)	207	32,317
ServiceNow, Inc.(1)	92	39,985
Smartsheet, Inc., Class A(1)	35	1,164
Splunk, Inc.(1)	23	2,071
SPS Commerce, Inc.(1)	46	5,618
Synopsys, Inc.(1)	75	25,951
Tenable Holdings, Inc.(1)	46	1,822
Teradata Corp.(1)	302	9,936
Trade Desk, Inc., Class A(1)	184	11,537
31

Avantis Responsible U.S. Equity ETF
	Shares	Value
Tyler Technologies, Inc.(1)	23	$8,545
Unity Software, Inc.(1)	46	1,965
VMware, Inc., Class A	138	16,012
Workday, Inc., Class A(1)	69	11,355
Zendesk, Inc.(1)	46	3,531
Zoom Video Communications, Inc., Class A(1)	115	9,246
Zscaler, Inc.(1)	23	3,663
		2,189,926
Specialty Retail — 3.9%
Aaron's Co., Inc.	115	1,368
Abercrombie & Fitch Co., Class A(1)	368	5,295
Advance Auto Parts, Inc.	276	46,545
American Eagle Outfitters, Inc.	667	7,510
Asbury Automotive Group, Inc.(1)	46	8,026
AutoNation, Inc.(1)	253	31,524
AutoZone, Inc.(1)	23	48,742
Bath & Body Works, Inc.	161	6,010
Bed Bath & Beyond, Inc.(1)(2)	115	1,096
Best Buy Co., Inc.	736	52,028
Big 5 Sporting Goods Corp.	161	1,971
Boot Barn Holdings, Inc.(1)	115	7,661
Buckle, Inc.	184	5,939
Build-A-Bear Workshop, Inc.	161	2,466
Burlington Stores, Inc.(1)	161	22,571
Caleres, Inc.	253	6,456
Camping World Holdings, Inc., Class A	92	2,771
CarMax, Inc.(1)	115	10,171
Carvana Co.(1)(2)	23	759
Cato Corp., Class A	138	1,492
Chico's FAS, Inc.(1)	782	4,442
Children's Place, Inc.(1)	69	2,910
Conn's, Inc.(1)	138	1,326
Dick's Sporting Goods, Inc.(2)	207	22,019
Five Below, Inc.(1)	161	20,589
Floor & Decor Holdings, Inc., Class A(1)	138	11,228
Foot Locker, Inc.	437	16,099
GameStop Corp., Class A(1)(2)	184	5,270
Gap, Inc.	897	8,199
Genesco, Inc.(1)	92	5,205
Group 1 Automotive, Inc.	92	16,430
Guess?, Inc.	253	4,420
Haverty Furniture Cos., Inc.	92	2,467
Hibbett, Inc.	69	4,043
Home Depot, Inc.	828	238,812
Leslie's, Inc.(1)	138	1,957
Lithia Motors, Inc.	138	36,631
Lowe's Cos., Inc.	276	53,583
MarineMax, Inc.(1)	138	5,015
National Vision Holdings, Inc.(1)	69	2,293
O'Reilly Automotive, Inc.(1)	46	32,067
ODP Corp.(1)	207	7,400
32

Avantis Responsible U.S. Equity ETF
	Shares	Value
Penske Automotive Group, Inc.	138	$16,271
Rent-A-Center, Inc.	161	4,160
RH(1)	46	11,772
Ross Stores, Inc.	782	67,463
Sally Beauty Holdings, Inc.(1)	253	3,765
Shoe Carnival, Inc.	92	2,189
Signet Jewelers Ltd.	322	21,049
Sleep Number Corp.(1)	46	1,906
Sonic Automotive, Inc., Class A	115	6,117
Tilly's, Inc., Class A	253	1,897
TJX Cos., Inc.	2,208	137,669
Tractor Supply Co.	391	72,394
Ulta Beauty, Inc.(1)	207	86,913
Urban Outfitters, Inc.(1)	253	5,093
Victoria's Secret & Co.(1)	506	16,921
Williams-Sonoma, Inc.	253	37,634
Zumiez, Inc.(1)	115	2,985
		1,269,004
Technology Hardware, Storage and Peripherals — 5.8%
Apple, Inc.	10,971	1,724,861
Avid Technology, Inc.(1)	92	2,516
Dell Technologies, Inc., Class C	322	12,329
Eastman Kodak Co.(1)	55	298
Hewlett Packard Enterprise Co.	1,472	20,019
HP, Inc.	690	19,810
Immersion Corp.(1)	144	858
NetApp, Inc.	368	26,544
Pure Storage, Inc., Class A(1)	184	5,330
Seagate Technology Holdings PLC	506	33,882
Super Micro Computer, Inc.(1)	140	9,111
Western Digital Corp.(1)	414	17,496
Xerox Holdings Corp.	276	4,587
		1,877,641
Textiles, Apparel and Luxury Goods — 1.3%
Capri Holdings Ltd.(1)	782	36,895
Carter's, Inc.	207	15,287
Columbia Sportswear Co.	138	9,831
Crocs, Inc.(1)	138	10,171
Deckers Outdoor Corp.(1)	46	14,792
Fossil Group, Inc.(1)	276	1,167
G-III Apparel Group Ltd.(1)	184	3,877
Hanesbrands, Inc.	621	5,409
Kontoor Brands, Inc.	161	5,994
Levi Strauss & Co., Class A	322	5,439
lululemon athletica, Inc.(1)	184	55,193
Movado Group, Inc.	92	2,934
NIKE, Inc., Class B	1,196	127,314
Oxford Industries, Inc.	115	12,274
PVH Corp.	207	11,644
Ralph Lauren Corp.	207	18,905
Skechers USA, Inc., Class A(1)	276	10,433
33

Avantis Responsible U.S. Equity ETF
	Shares	Value
Steven Madden Ltd.	299	$8,704
Tapestry, Inc.	1,265	43,933
Under Armour, Inc., Class A(1)	391	3,292
Under Armour, Inc., Class C(1)	460	3,491
VF Corp.	529	21,927
Wolverine World Wide, Inc.	115	2,247
		431,153
Thrifts and Mortgage Finance — 0.6%
Blue Foundry Bancorp(1)	184	2,092
Columbia Financial, Inc.(1)	115	2,453
Enact Holdings, Inc.	115	2,921
Essent Group Ltd.	483	19,315
Federal Agricultural Mortgage Corp., Class C	46	5,025
Flagstar Bancorp, Inc.	322	12,407
FS Bancorp, Inc.	92	2,733
Home Bancorp, Inc.	69	2,694
Merchants Bancorp	92	2,481
MGIC Investment Corp.	1,403	20,049
Mr. Cooper Group, Inc.(1)	207	8,756
New York Community Bancorp, Inc.(2)	1,449	14,186
NMI Holdings, Inc., Class A(1)	483	9,916
Northfield Bancorp, Inc.	184	2,712
OP Bancorp	184	2,225
PennyMac Financial Services, Inc.	184	9,774
Provident Financial Services, Inc.	276	6,411
Radian Group, Inc.	805	16,994
Rocket Cos., Inc., Class A	230	1,817
Southern Missouri Bancorp, Inc.	46	2,426
TFS Financial Corp.	161	2,302
TrustCo Bank Corp. NY	92	3,067
Walker & Dunlop, Inc.	207	20,795
WSFS Financial Corp.	276	13,345
		186,896
Trading Companies and Distributors — 1.1%
Air Lease Corp.	529	19,235
Applied Industrial Technologies, Inc.	92	9,754
Beacon Roofing Supply, Inc.(1)	46	2,526
Boise Cascade Co.	299	18,637
Fastenal Co.	828	41,673
GATX Corp.	184	17,776
H&E Equipment Services, Inc.	230	7,282
Herc Holdings, Inc.	161	18,117
Hudson Technologies, Inc.(1)	227	1,884
McGrath RentCorp	115	9,720
MRC Global, Inc.(1)	18	175
MSC Industrial Direct Co., Inc., Class A	115	9,109
Rush Enterprises, Inc., Class A	184	8,659
Rush Enterprises, Inc., Class B	69	3,494
SiteOne Landscape Supply, Inc.(1)	46	5,757
Titan Machinery, Inc.(1)	138	4,248
Triton International Ltd.	437	26,041
34

Avantis Responsible U.S. Equity ETF
	Shares	Value
United Rentals, Inc.(1)	115	$33,585
Univar Solutions, Inc.(1)	92	2,320
Veritiv Corp.(1)	96	11,442
W.W. Grainger, Inc.	138	76,582
Watsco, Inc.	46	12,513
WESCO International, Inc.(1)	69	9,086
		349,615
Water Utilities — 0.1%
American States Water Co.	58	4,812
American Water Works Co., Inc.	138	20,486
Consolidated Water Co. Ltd.	28	454
		25,752
Wireless Telecommunication Services — 0.5%
Gogo, Inc.(1)	56	832
T-Mobile US, Inc.(1)	989	142,377
United States Cellular Corp.(1)	92	2,630
		145,839
TOTAL COMMON STOCKS (Cost $33,586,473)		32,085,634
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	29,419	29,419
State Street Navigator Securities Lending Government Money Market Portfolio(3)	52,822	52,822
TOTAL SHORT-TERM INVESTMENTS (Cost $82,241)		82,241
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $33,668,714)		32,167,875
OTHER ASSETS AND LIABILITIES†		(12,085)
TOTAL NET ASSETS — 100.0%		$32,155,790

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $62,556. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $64,167, which includes securities collateral of $11,345.

See Notes to Financial Statements.
35

Statement of Assets and Liabilities

AUGUST 31, 2022
Avantis Responsible U.S. Equity ETF
Assets
Investment securities, at value (cost of $33,615,892) — including $62,556 of securities on loan	$32,115,053
Investment made with cash collateral received for securities on loan, at value (cost of $52,822)	52,822
Total investment securities, at value (cost of $33,668,714)	32,167,875
Dividends and interest receivable	44,749
Securities lending receivable	47
32,212,671

Liabilities
Payable for collateral received for securities on loan	52,822
Accrued management fees	4,059
56,881

Net Assets	$32,155,790

Shares outstanding (unlimited number of shares authorized)	690,000

Net Asset Value Per Share	$46.60

Net Assets Consist of:
Capital paid in	$33,596,194
Distributable earnings	(1,440,404)
$32,155,790

See Notes to Financial Statements.
36

Statement of Operations

PERIOD ENDED AUGUST 31, 2022(1)
Avantis Responsible U.S. Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $65)	$135,809
Interest	118
Securities lending, net	47
135,974

Expenses:
Management fees	11,588

Net investment income (loss)	124,386

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	90,157
Change in net unrealized appreciation (depreciation) on investments	(1,500,839)

Net realized and unrealized gain (loss)	(1,410,682)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,286,296)
(1)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
37

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2022(1)
Avantis Responsible U.S. Equity ETF
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,386
Net realized gain (loss)	90,157
Change in net unrealized appreciation (depreciation)	(1,500,839)
Net increase (decrease) in net assets resulting from operations	(1,286,296)

Distributions to Shareholders
From earnings	(47,718)

Capital Share Transactions
Proceeds from shares sold	39,104,076
Payments for shares redeemed	(5,614,272)
Net increase (decrease) in net assets from capital share transactions	33,489,804

Net increase (decrease) in net assets	32,155,790

Net Assets
End of period	$32,155,790

Transactions in Shares of the Fund
Sold	810,000
Redeemed	(120,000)
Net increase (decrease) in shares of the fund	690,000
(1)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
38

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Responsible U.S. Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

39

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Responsible U.S. Equity ETF
Common Stocks	$52,822	—	—	—	$52,822
Gross amount of recognized liabilities for securities lending transactions					$52,822
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.
40

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.15%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period March 15, 2022 (fund inception) through August 31, 2022 were $568,059 and $448,564, respectively.

Securities received or delivered in kind through subscriptions and redemptions for the period March 15, 2022 (fund inception) through August 31, 2022 were $38,974,961 and $5,587,455, respectively. The fund incurred net realized gains of $106,440 from in kind transactions. Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund's shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

41

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the period March 15, 2022 (fund inception) through August 31, 2022 were as follows:

Avantis Responsible U.S. Equity ETF
Distributions Paid From
Ordinary income	$47,718
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Avantis Responsible U.S. Equity ETF
Federal tax cost of investments	$33,669,941
Gross tax appreciation of investments	$433,107
Gross tax depreciation of investments	(1,935,173)
Net tax appreciation (depreciation) of investments	$(1,502,066)
Undistributed ordinary income	$77,824
Accumulated short-term capital losses	$(16,162)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
42

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible U.S. Equity ETF
2022(4)	$50.45	0.36	(4.07)	(3.71)	(0.14)	$46.60	(7.32)%	0.15%(5)	1.61%(5)	3%	$32,156

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 15, 2022 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® Responsible U.S. Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the period from March 15, 2022 (fund inception) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® Responsible U.S. Equity ETF of the American Century ETF Trust, as of August 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 15, 2022 (fund inception) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

44

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

45

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
46

Approval of Management Agreement

At a meeting held on March 2, 2022, the Fund's Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis Responsible U.S. Equity ETF (the "Fund"). Under Section 15(c) of the of the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund's characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the Fund;
•the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the Fund.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing the Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the Fund was anticipated to be below the median of the total expense ratios of it's peer universe.

When considering the approval of the management agreement for the Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.

The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.
47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

48

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, the fund hereby designates $47,718, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

49

Notes
50

Notes

51

Notes
52

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97863 2210

Annual Report

August 31, 2022

Avantis® Responsible Emerging Markets Equity ETF (AVSE)
Avantis® Responsible International Equity ETF (AVSD)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Mounting Market Challenges Hampered Performance

Asset class performance weakened dramatically during the funds' fiscal year. In late 2021, generally upbeat economic activity and corporate earnings supported gains for most U.S. and global stock indices. Returns generally remained positive despite rapidly rising inflation and waning central bank support—factors that had started to weigh on fixed-income indices.

By early 2022, the market climate shifted quickly. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated inflation in the U.S. and other developed markets.
Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Bank of England launched its inflation-fighting campaign in December and continued to lift rates through period-end. The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated
taming inflation remains their priority, even as the U.S. economy contracted in 2022’s first two quarters. Facing record-high inflation in the eurozone, the European Central Bank in July embarked on its first rate-hike effort in 11 years.

The combination of sharply elevated inflation, tighter monetary policy, geopolitical strife and weak economies triggered sharp market volatility and fueled global recession fears. Against this backdrop, most U.S. and global stock and bond indices declined sharply for the reporting period.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens Europe’s winter energy supply. We will continue to monitor the broad backdrop and its influence on financial markets.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Responsible Emerging Markets Equity ETF (AVSE)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-12.04%	3/28/2022
Market Price	-11.99%	3/28/2022
MSCI Emerging Markets IMI Index	-9.99%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems and proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on March 28, 2022, through August 31, 2022, Avantis Responsible Emerging Markets Equity ETF returned -11.99%* on a market price basis. On a net asset value (NAV) basis, the fund returned -12.04%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets IMI Index, which returned -9.99% for the reporting period. The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories.

The underperformance was largely due to the fund’s environmental screen, which resulted in an underweight to the energy sector. The energy sector outperformed for the reporting period. An underweight to China also detracted, as China was among the better performing emerging markets countries.

*Total returns for periods less than one year are not annualized.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
4

Fund Characteristics

AUGUST 31, 2022

Avantis Responsible Emerging Markets Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Rights	—*
Warrants	—*
Short-Term Investments	0.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	29.0%
India	17.3%
Taiwan	17.1%
South Korea	13.4%
Brazil	6.2%

5

Performance

Avantis Responsible International Equity ETF (AVSD)
Total Returns as of August 31, 2022
	Since Inception	Inception Date
Net Asset Value	-10.66%	3/15/2022
Market Price	-10.54%	3/15/2022
MSCI World ex-USA IMI Index	-9.31%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems and proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on March 15, 2022, through August 31, 2022, Avantis Responsible International Equity ETF returned -10.54%* on a market price basis. On a net asset value (NAV) basis, the portfolio returned -10.66%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex-USA IMI Index, which returned -9.31% for the reporting period. The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories.
The underperformance was largely due to the fund’s environmental screen. This screen resulted in an underweight to the energy sector, which outperformed for the reporting period. Meanwhile, overweighting companies with the highest book-to-market characteristics and underweighting those with the lowest valuation traits boosted relative performance.

*Total returns for periods less than one year are not annualized.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
7

Fund Characteristics

AUGUST 31, 2022

Avantis Responsible International Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Rights	—*
Warrants	—*
Short-Term Investments	0.9%
Other Assets and Liabilities	(0.5)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.1%
United Kingdom	13.8%
Canada	11.0%
France	9.1%
Switzerland	8.4%
8

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period(1) 3/1/22 - 8/31/22	Annualized Expense Ratio(1)
Avantis Responsible Emerging Markets Equity ETF
Actual	$1,000	$879.60	$1.33(2)	0.33%
Hypothetical	$1,000	$1,023.54	$1.68	0.33%
Avantis Responsible International Equity ETF
Actual	$1,000	$893.40	$1.01(3)	0.23%
Hypothetical	$1,000	$1,024.05	$1.17	0.23%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 157, the number of days in the period from March 28, 2022 (fund inception) through August 31, 2022, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
(3)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 170, the number of days in the period from March 15, 2022 (fund inception) through August 31, 2022, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
10

Schedules of Investments
AUGUST 31, 2022

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
COMMON STOCKS — 99.9%
Brazil — 6.2%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	1,200	$531
AES Brasil Energia SA	600	1,116
Aliansce Sonae Shopping Centers SA	900	3,031
Alpargatas SA, Preference Shares	1,000	4,021
Alupar Investimento SA	300	1,643
Ambev SA, ADR	6,225	18,052
Americanas SA	1,100	3,434
Anima Holding SA(1)	500	485
Arezzo Industria e Comercio SA	200	3,550
Armac Locacao Logistica E Servicos SA	100	304
Atacadao SA	1,400	5,358
Auren Energia SA	1,400	4,123
B3 SA - Brasil Bolsa Balcao	7,000	16,079
Banco ABC Brasil SA, Preference Shares	800	2,925
Banco Bradesco SA	3,570	10,842
Banco Bradesco SA, ADR	12,076	43,836
Banco BTG Pactual SA	2,900	14,270
Banco do Brasil SA	3,300	26,496
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	2,000	4,302
Banco Santander Brasil SA, ADR	1,060	6,063
BB Seguridade Participacoes SA	1,900	10,387
Bemobi Mobile Tech SA	300	810
Boa Vista Servicos SA	1,400	1,843
BR Malls Participacoes SA	5,300	8,435
BR Properties SA	2,100	3,334
BRF SA, ADR(1)	1,653	4,942
C&A MODAS SA(1)	700	435
CCR SA	7,900	21,108
Centrais Eletricas Brasileiras SA, ADR	1,497	13,383
Centrais Eletricas Brasileiras SA, Class B Preference Shares	500	4,623
Cia Brasileira de Aluminio	400	992
Cia Brasileira de Distribuicao, ADR	1,444	5,892
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,103	10,324
Cia de Saneamento de Minas Gerais-COPASA	800	2,079
Cia de Saneamento do Parana	900	2,988
Cia de Saneamento do Parana, Preference Shares	8,300	5,616
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	1,400	6,442
Cia Energetica de Minas Gerais, ADR	1,281	3,023
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	500	5,082
Cia Paranaense de Energia	1,500	1,854
Cia Paranaense de Energia, ADR	1,566	10,273
Cia Paranaense de Energia, Preference Shares	11,700	15,653
Cielo SA	9,200	9,744
Clear Sale SA(1)	200	216
11

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Construtora Tenda SA(1)	100	$113
CPFL Energia SA	200	1,354
Cruzeiro do Sul Educacional SA	200	179
Cury Construtora e Incorporadora SA	800	1,370
CVC Brasil Operadora e Agencia de Viagens SA(1)	1,800	2,636
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,700	4,666
Desktop - Sigmanet Comunicacao Multimidia S.A	100	207
Dexco SA	2,400	4,595
Dexxos Participacoes SA	100	134
Direcional Engenharia SA	300	745
EcoRodovias Infraestrutura e Logistica SA(1)	2,000	2,245
EDP - Energias do Brasil SA	400	1,744
Embraer SA, ADR(1)	1,325	14,125
Empreendimentos Pague Menos S/A(1)	900	875
Energisa SA	1,200	9,799
Equatorial Energia SA	3,300	15,370
Eternit SA	300	744
Even Construtora e Incorporadora SA	700	799
Ez Tec Empreendimentos e Participacoes SA	700	2,418
Fertilizantes Heringer SA(1)	100	269
Fleury SA	500	1,511
Fras-Le SA	300	735
Gafisa SA(1)	800	185
GPS Participacoes e Empreendimentos SA	700	1,830
Grendene SA	1,300	1,892
Grupo Mateus SA(1)	1,400	1,712
Grupo SBF SA	300	1,270
Guararapes Confeccoes SA	600	1,065
Hapvida Participacoes e Investimentos SA	2,300	3,232
Helbor Empreendimentos SA	200	104
Hidrovias do Brasil SA(1)	2,800	1,319
Hospital Mater Dei SA	100	176
Hypera SA	900	7,454
Iguatemi SA	1,500	5,648
Iguatemi SA	2,000	934
Infracommerce CXAAS SA(1)	100	107
Instituto Hermes Pardini SA	300	1,142
International Meal Co. Alimentacao SA, Class A(1)	900	348
Iochpe Maxion SA	2,100	5,518
Irani Papel e Embalagem SA	900	1,323
IRB Brasil Resseguros S/A(1)	5,900	1,883
Itau Unibanco Holding SA, ADR	13,468	66,532
Jalles Machado SA	1,300	1,874
JHSF Participacoes SA	3,900	4,663
Kepler Weber SA	500	2,030
Klabin SA	4,500	16,400
Lavvi Empreendimentos Imobiliarios Ltda	900	983
Light SA	1,300	1,424
Localiza Rent a Car SA	2,170	25,454
LOG Commercial Properties e Participacoes SA	300	1,519
Log-in Logistica Intermodal SA(1)	400	3,039
12

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Lojas Quero Quero S/A	1,900	$2,527
Lojas Renner SA	2,400	12,280
LPS Brasil Consultoria de Imoveis SA	1,700	948
M Dias Branco SA	500	4,102
Magazine Luiza SA(1)	2,300	1,901
Mahle-Metal Leve SA	400	1,877
Marcopolo SA, Preference Shares	3,500	1,763
Marfrig Global Foods SA	600	1,522
Marisa Lojas SA(1)	1,000	486
Mills Estruturas e Servicos de Engenharia SA	2,200	4,208
Minerva SA	2,600	7,706
Mitre Realty Empreendimentos E Participacoes LTDA	200	212
Movida Participacoes SA	2,100	5,599
MPM Corporeos SA	300	115
MRV Engenharia e Participacoes SA	1,800	3,529
Multilaser Industrial SA	800	741
Multiplan Empreendimentos Imobiliarios SA	1,500	7,001
Natura & Co. Holding SA	1,300	3,626
Oceanpact Servicos Maritimos SA(1)	200	87
Odontoprev SA	1,020	1,796
Omega Energia SA(1)	900	1,939
Oncoclinicas do Brasil Servicos Medicos SA(1)	100	119
Orizon Valorizacao de Residuos SA(1)	100	684
Petroreconcavo SA	800	4,192
Portobello SA	600	1,151
Positivo Tecnologia SA	400	912
Qualicorp Consultoria e Corretora de Seguros SA	700	1,286
Raia Drogasil SA	2,500	10,524
Randon SA Implementos e Participacoes, Preference Shares	1,000	1,840
Rede D'Or Sao Luiz SA	200	1,280
Romi SA	100	259
Rumo SA	3,500	13,590
Santos Brasil Participacoes SA	2,800	4,349
Sao Martinho SA	900	5,531
Sendas Distribuidora SA, ADR	914	16,105
Ser Educacional SA	400	477
SIMPAR SA	1,800	3,706
StoneCo Ltd., A Shares(1)	1,949	18,477
Sul America SA	2,200	10,314
Suzano SA, ADR	2,141	18,391
SYN prop e tech SA	500	436
Tegma Gestao Logistica SA	100	339
Telefonica Brasil SA, ADR	627	5,091
TIM SA, ADR	953	10,807
TOTVS SA	800	4,370
Transmissora Alianca de Energia Eletrica SA	2,000	16,070
Trisul SA	700	628
Tupy SA	600	3,076
Unifique Telecomunicacoes S/A	200	177
Unipar Carbocloro SA, Class B Preference Shares	610	11,877
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	300	609
13

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,500	$4,106
Via S/A(1)	12,700	7,836
Vivara Participacoes SA	200	974
Vulcabras Azaleia SA	900	2,491
WEG SA	1,300	7,072
Wiz Solucoes e Corretagem de Seguros SA	400	625
YDUQS Participacoes SA	700	1,663
Zamp SA(1)	1,800	2,699
		805,730
Chile — 0.7%
Aguas Andinas SA, A Shares	34,996	7,809
Banco de Chile	65,381	6,203
Banco de Credito e Inversiones SA	28	825
Banco Santander Chile, ADR	373	5,983
CAP SA	754	6,083
Cencosud SA	3,375	4,718
Cencosud Shopping SA	184	254
Cia Cervecerias Unidas SA, ADR	45	492
Embotelladora Andina SA, Class B Preference Shares	3,991	8,171
Empresa Nacional de Telecomunicaciones SA	1,405	4,442
Empresas CMPC SA	7,058	13,388
Falabella SA	2,129	5,017
Parque Arauco SA	1,220	1,290
Ripley Corp. SA	12,061	2,207
Sociedad Quimica y Minera de Chile SA, ADR	199	19,836
Vina Concha y Toro SA	3,852	4,706
		91,424
China — 29.0%
360 DigiTech, Inc., ADR	1,063	16,987
361 Degrees International Ltd.(1)	8,000	4,088
3SBio, Inc.	13,000	8,643
A-Living Smart City Services Co. Ltd.	1,000	1,030
AAC Technologies Holdings, Inc.	3,500	6,484
Agile Group Holdings Ltd.	8,000	2,802
Agora, Inc., ADR(1)	264	1,093
Agricultural Bank of China Ltd., H Shares	75,000	24,507
AK Medical Holdings Ltd.	2,000	1,734
Alibaba Group Holding Ltd., ADR(1)	2,543	242,628
Alibaba Pictures Group Ltd.(1)	40,000	3,147
Anhui Expressway Co. Ltd., H Shares	6,000	4,356
ANTA Sports Products Ltd.	2,400	28,902
Ascletis Pharma, Inc.(1)	1,000	421
AsiaInfo Technologies Ltd.	1,600	2,294
Autohome, Inc., ADR	623	22,185
Baidu, Inc., ADR(1)	222	31,961
Bairong, Inc.(1)	500	598
Bank of China Ltd., H Shares	225,000	78,518
Bank of Chongqing Co. Ltd., H Shares	1,000	517
Bank of Communications Co. Ltd., H Shares	34,000	19,372
BeiGene Ltd., ADR(1)	67	11,501
Beijing Capital International Airport Co. Ltd., H Shares(1)	12,000	7,532
14

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	250	$364
Beijing Enterprises Water Group Ltd.	14,000	3,596
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	3,000	3,733
Bilibili, Inc., ADR(1)	17	424
BOC Aviation Ltd.	2,100	16,809
BOE Varitronix Ltd.	4,000	9,124
Bosideng International Holdings Ltd.	28,000	15,722
Burning Rock Biotech Ltd., ADR(1)	42	165
BYD Co. Ltd., H Shares	2,000	61,631
BYD Electronic International Co. Ltd.	3,500	9,247
C&D International Investment Group Ltd.	2,000	4,000
Canadian Solar, Inc.(1)	152	6,866
Cango, Inc., ADR	267	646
CanSino Biologics, Inc., H Shares	200	1,248
Cathay Media And Education Group, Inc.	1,000	154
Central China New Life Ltd.	2,000	863
Central China Real Estate Ltd.	1,000	66
CGN Mining Co. Ltd.(1)	20,000	2,606
Cheerwin Group Ltd.	500	127
China Bohai Bank Co. Ltd., H Shares	8,500	1,408
China Cinda Asset Management Co. Ltd., H Shares	75,000	10,299
China CITIC Bank Corp. Ltd., H Shares	39,000	16,720
China Communications Services Corp. Ltd., H Shares	24,000	10,306
China Conch Environment Protection Holdings Ltd.(1)	4,500	4,017
China Conch Venture Holdings Ltd.	8,000	16,326
China Construction Bank Corp., H Shares	225,000	139,091
China Datang Corp. Renewable Power Co. Ltd., H Shares	26,000	6,511
China Dili Group(1)	6,000	764
China Dongxiang Group Co. Ltd.(1)	16,000	712
China East Education Holdings Ltd.	6,500	2,747
China Education Group Holdings Ltd.	5,000	4,356
China Everbright Bank Co. Ltd., H Shares	14,000	4,292
China Everbright Greentech Ltd.	1,000	209
China Everbright Ltd.	10,000	7,303
China Feihe Ltd.	16,000	13,243
China Foods Ltd.	2,000	637
China Galaxy Securities Co. Ltd., H Shares	21,500	11,754
China General Education Group Ltd.(1)	1,000	523
China Glass Holdings Ltd.	2,000	284
China High Speed Transmission Equipment Group Co. Ltd.(1)	4,000	2,261
China International Capital Corp. Ltd., H Shares	4,400	7,741
China Kepei Education Group Ltd.	2,000	514
China Lesso Group Holdings Ltd.	7,000	8,320
China Life Insurance Co. Ltd., ADR	3,111	22,119
China Literature Ltd.(1)	600	2,431
China Medical System Holdings Ltd.	12,000	17,760
China Meidong Auto Holdings Ltd.	2,000	4,067
China Mengniu Dairy Co. Ltd.(1)	12,000	54,339
China Merchants Bank Co. Ltd., H Shares	6,000	30,685
China Merchants Port Holdings Co. Ltd.	10,000	15,013
China Minsheng Banking Corp. Ltd., H Shares	29,500	9,384
15

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
China New Higher Education Group Ltd.	11,000	$3,446
China Nonferrous Mining Corp. Ltd.	19,000	8,123
China Pacific Insurance Group Co. Ltd., H Shares	10,200	21,607
China Rare Earth Holdings Ltd.(1)	2,000	119
China Renaissance Holdings Ltd.(1)	200	226
China Resources Beer Holdings Co. Ltd.	2,000	13,942
China Resources Land Ltd.	12,000	49,131
China Resources Medical Holdings Co. Ltd.	10,500	6,229
China Resources Mixc Lifestyle Services Ltd.	1,400	6,349
China Sanjiang Fine Chemicals Co. Ltd.	2,000	409
China SCE Group Holdings Ltd.	7,000	586
China Shineway Pharmaceutical Group Ltd.	5,000	3,835
China Shuifa Singyes Energy Holdings Ltd.	1,000	131
China South City Holdings Ltd.	52,000	3,269
China Starch Holdings Ltd.	35,000	1,155
China Sunshine Paper Holdings Co. Ltd.	2,000	470
China Taiping Insurance Holdings Co. Ltd.	12,600	12,864
China Tower Corp. Ltd., H Shares	272,000	33,918
China Traditional Chinese Medicine Holdings Co. Ltd.	14,000	6,037
China Travel International Investment Hong Kong Ltd.(1)	22,000	3,997
China Vanke Co. Ltd., H Shares	2,700	5,271
China Yongda Automobiles Services Holdings Ltd.	11,000	7,758
China Youran Dairy Group Ltd.(1)	5,000	1,514
China Yuhua Education Corp. Ltd.(1)	14,000	2,200
Chindata Group Holdings Ltd., ADR(1)	1,106	9,335
CIFI Ever Sunshine Services Group Ltd.	4,000	2,458
CIFI Holdings Group Co. Ltd.	16,320	4,131
CITIC Securities Co. Ltd., H Shares	9,000	18,242
CMGE Technology Group Ltd.(1)	4,000	987
CMOC Group Ltd., H Shares	6,000	2,676
COSCO SHIPPING Holdings Co. Ltd., Class H	13,500	20,154
COSCO SHIPPING Ports Ltd.	16,000	10,353
Country Garden Holdings Co. Ltd.	27,000	7,970
Country Garden Services Holdings Co. Ltd.	1,000	1,965
CSPC Pharmaceutical Group Ltd.	50,000	50,721
CSSC Hong Kong Shipping Co. Ltd.	10,000	1,690
Dali Foods Group Co. Ltd.	15,500	7,086
Daqo New Energy Corp., ADR(1)	724	48,269
Differ Group Auto Ltd.(1)	4,000	1,008
Digital China Holdings Ltd.	7,000	3,123
Dongfeng Motor Group Co. Ltd., Class H	22,000	13,949
DouYu International Holdings Ltd., ADR(1)	317	476
Dynagreen Environmental Protection Group Co. Ltd., H Shares	1,000	367
E-House China Enterprise Holdings Ltd.(1)	5,100	446
EVA Precision Industrial Holdings Ltd.	10,000	1,913
Everest Medicines Ltd.(1)	500	756
Excellence Commercial Property & Facilities Management Group Ltd.	3,000	1,247
FIH Mobile Ltd.(1)	33,000	4,275
FinVolution Group, ADR	2,083	10,248
First Tractor Co. Ltd., H Shares	2,000	801
16

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Fu Shou Yuan International Group Ltd.	12,000	$7,667
Fuyao Glass Industry Group Co. Ltd., H Shares	2,400	11,452
Ganfeng Lithium Co. Ltd., H Shares	480	4,217
GCL New Energy Holdings Ltd.(1)	74,000	827
GDS Holdings Ltd., Class A(1)	4,000	13,661
Geely Automobile Holdings Ltd.	33,000	66,304
Gemdale Properties & Investment Corp. Ltd.	48,000	4,090
Genertec Universal Medical Group Co. Ltd.	9,000	5,066
GF Securities Co. Ltd., H Shares	4,200	5,487
Glory Sun Financial Group Ltd.(1)	80,000	365
Goldpac Group Ltd.	1,000	205
GOME Retail Holdings Ltd.(1)	15,000	468
Grand Pharmaceutical Group Ltd.	7,500	4,004
Great Wall Motor Co. Ltd., H Shares	2,000	3,001
Greenland Hong Kong Holdings Ltd.	13,000	1,353
Greentown China Holdings Ltd.	7,500	14,151
Guangzhou Automobile Group Co. Ltd., H Shares	6,000	5,159
Guangzhou R&F Properties Co. Ltd., H Shares	12,400	2,565
H World Group Ltd., ADR	224	8,429
Haidilao International Holding Ltd.(1)	4,000	9,412
Haier Smart Home Co. Ltd., H Shares	3,200	10,454
Hainan Meilan International Airport Co. Ltd., H Shares(1)	3,000	7,064
Haitian International Holdings Ltd.	6,000	14,700
Haitong Securities Co. Ltd., H Shares	10,400	6,809
Hangzhou Tigermed Consulting Co. Ltd., H Shares	200	1,980
Hansoh Pharmaceutical Group Co. Ltd.	2,000	3,990
Hello Group, Inc., ADR	1,032	5,315
Hengan International Group Co. Ltd.	6,000	28,713
Hilong Holding Ltd.(1)	14,000	1,104
Hisense Home Appliances Group Co. Ltd., H Shares	1,000	1,077
Hollysys Automation Technologies Ltd.	651	11,087
Hope Education Group Co. Ltd.	56,000	4,827
Hua Hong Semiconductor Ltd.(1)	3,000	8,806
Huatai Securities Co. Ltd., H Shares	10,400	13,901
Huazhong In-Vehicle Holdings Co. Ltd.	2,000	637
Huijing Holdings Co. Ltd.	4,000	78
HUYA, Inc., ADR(1)	399	1,313
I-Mab, ADR(1)	14	86
iDreamSky Technology Holdings Ltd.(1)	3,600	2,419
Industrial & Commercial Bank of China Ltd., H Shares	121,000	61,473
Inkeverse Group Ltd.(1)	3,000	491
International Alliance Financial Leasing Co. Ltd.(1)	9,000	4,752
iQIYI, Inc., ADR(1)	2,529	9,256
JD Health International, Inc.(1)	1,000	6,889
Jiangsu Expressway Co. Ltd., H Shares	8,000	6,852
Jiayuan International Group Ltd.(1)	10,000	275
Jinchuan Group International Resources Co. Ltd.	22,000	2,374
JinkoSolar Holding Co. Ltd., ADR(1)	79	4,809
Jinxin Fertility Group Ltd.	9,000	5,861
Jiumaojiu International Holdings Ltd.	6,000	11,804
JNBY Design Ltd.	500	544
17

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
JOYY, Inc., ADR	289	$8,762
JW Cayman Therapeutics Co. Ltd.(1)	2,000	1,553
Kandi Technologies Group, Inc.(1)	223	488
Kanzhun Ltd., ADR(1)	168	3,946
KE Holdings, Inc., ADR(1)	413	7,451
Kingboard Holdings Ltd.	4,000	12,631
Kingboard Laminates Holdings Ltd.	7,500	7,154
Kingdee International Software Group Co. Ltd.(1)	1,000	1,941
Kingsoft Cloud Holdings Ltd., ADR(1)	433	1,490
Kingsoft Corp. Ltd.	4,400	13,373
Kuaishou Technology(1)	1,400	12,130
KWG Group Holdings Ltd.	6,000	1,079
KWG Living Group Holdings Ltd.	4,000	710
Legend Biotech Corp., ADR(1)	10	465
Lenovo Group Ltd.	32,000	26,356
LexinFintech Holdings Ltd., ADR(1)	807	1,646
Li Auto, Inc., ADR(1)	917	26,382
Li Ning Co. Ltd.	8,500	77,421
Lifetech Scientific Corp.(1)	18,000	5,870
Linklogis, Inc., Class B(1)	1,000	672
Logan Group Co. Ltd.	2,000	218
Longfor Group Holdings Ltd.	4,000	12,983
Lonking Holdings Ltd.	21,000	3,556
Lufax Holding Ltd., ADR	1,950	8,522
Luoyang Glass Co. Ltd., H Shares(1)	2,000	2,780
Luye Pharma Group Ltd.(1)	8,500	2,453
LVGEM China Real Estate Investment Co. Ltd.(1)	6,000	723
Maoyan Entertainment(1)	1,600	1,344
Meitu, Inc.(1)	7,500	797
Meituan, Class B(1)	2,600	62,445
Midea Real Estate Holding Ltd.	5,000	5,335
Minth Group Ltd.	4,000	11,319
Mobvista, Inc.(1)	3,000	1,809
Nam Tai Property, Inc.(1)	45	190
NetDragon Websoft Holdings Ltd.	3,500	7,615
NetEase, Inc., ADR	1,248	110,460
New China Life Insurance Co. Ltd., H Shares	5,100	12,004
New Horizon Health Ltd.(1)	1,500	3,835
New Oriental Education & Technology Group, Inc., ADR(1)	609	17,296
Nexteer Automotive Group Ltd.	5,000	3,716
NIO, Inc., ADR(1)	1,382	27,516
Niu Technologies, ADR(1)	10	60
Noah Holdings Ltd., ADR(1)	171	3,028
Nongfu Spring Co. Ltd., H Shares	3,800	22,594
Orient Overseas International Ltd.	1,000	27,875
People's Insurance Co. Group of China Ltd., H Shares	35,000	10,817
Pharmaron Beijing Co. Ltd., H Shares	250	1,654
PICC Property & Casualty Co. Ltd., H Shares	32,000	34,612
Pinduoduo, Inc., ADR(1)	1,326	94,544
Ping An Healthcare and Technology Co. Ltd.(1)	1,600	4,331
Ping An Insurance Group Co. of China Ltd., H Shares	17,500	102,929
18

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Poly Property Group Co. Ltd.	15,000	$3,049
Postal Savings Bank of China Co. Ltd., H Shares	28,000	16,715
Q Technology Group Co. Ltd.(1)	2,000	1,099
Radiance Holdings Group Co. Ltd.	7,000	3,383
Redco Properties Group Ltd.(1)	2,000	453
Renren, Inc., ADR(1)	13	375
Sany Heavy Equipment International Holdings Co. Ltd.	9,000	9,323
SCE Intelligent Commercial Management Holdings Ltd.	3,000	674
Seazen Group Ltd.(1)	12,000	3,983
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	16,400	22,248
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	500	1,609
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	4,000	5,815
Shenzhen Expressway Corp. Ltd., H Shares	4,000	3,502
Shenzhen International Holdings Ltd.	18,000	15,516
Shenzhen Investment Ltd.	22,000	4,029
Shenzhou International Group Holdings Ltd.	500	5,226
Shimao Services Holdings Ltd.(1)	1,000	256
Shoucheng Holdings Ltd.	2,000	340
Shui On Land Ltd.	46,500	5,849
Sihuan Pharmaceutical Holdings Group Ltd.	26,000	3,297
Simcere Pharmaceutical Group Ltd.	2,000	1,999
Sino Biopharmaceutical Ltd.	22,000	11,555
Sino-Ocean Group Holding Ltd.	14,000	2,043
Sinopec Engineering Group Co. Ltd., H Shares	20,000	8,935
Sinopharm Group Co. Ltd., H Shares	8,400	18,713
Sinotruk Hong Kong Ltd.	4,500	4,487
Skyworth Group Ltd.	10,000	4,968
SOHO China Ltd.(1)	18,000	3,205
Sohu.com Ltd., ADR(1)	292	5,203
South Manganese Investment Ltd.(1)	17,000	1,897
Sun King Technology Group Ltd.(1)	2,000	568
Sunny Optical Technology Group Co. Ltd.	1,900	25,940
SY Holdings Group Ltd.	2,000	1,338
TAL Education Group, ADR(1)	3,905	22,571
TCL Electronics Holdings Ltd.	7,000	3,344
Tencent Holdings Ltd.	5,600	231,452
Tencent Music Entertainment Group, ADR(1)	2,052	10,486
Tianneng Power International Ltd.	8,000	8,511
Times China Holdings Ltd.	4,000	594
Tingyi Cayman Islands Holding Corp.	14,000	24,860
Tong Ren Tang Technologies Co. Ltd., H Shares	7,000	4,948
Tongcheng Travel Holdings Ltd.(1)	8,000	16,385
Topsports International Holdings Ltd.	16,000	12,629
TravelSky Technology Ltd., H Shares	8,000	13,943
Trip.com Group Ltd., ADR(1)	952	24,485
Truly International Holdings Ltd.	16,000	3,505
Tsaker New Energy Tech Co. Ltd.	4,000	716
Tsingtao Brewery Co. Ltd., H Shares	2,000	19,422
Tuya, Inc., ADR(1)	480	634
Uni-President China Holdings Ltd.	12,000	10,331
Up Fintech Holding Ltd., ADR(1)	446	1,681
19

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Venus MedTech Hangzhou, Inc., H Shares(1)	500	$870
Vinda International Holdings Ltd.	4,000	11,180
Vipshop Holdings Ltd., ADR(1)	4,230	49,110
Viva Biotech Holdings(1)	2,500	589
VNET Group, Inc., ADR(1)	581	3,108
Want Want China Holdings Ltd.	34,000	23,950
Weibo Corp., ADR(1)	336	6,952
Weichai Power Co. Ltd., H Shares	4,000	5,344
Wharf Holdings Ltd.	9,000	33,894
Wuling Motors Holdings Ltd.	10,000	1,319
WuXi AppTec Co. Ltd., H Shares	300	3,387
Wuxi Biologics Cayman, Inc.(1)	3,000	26,466
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	5,500	2,590
Xiamen International Port Co. Ltd., H Shares	16,000	4,534
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	6,400	9,537
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares(1)	4,000	598
Xinte Energy Co. Ltd., H Shares	2,000	5,219
XPeng, Inc., Class A, ADR(1)	311	5,760
XTEP International Holdings Ltd.	11,500	15,958
Yadea Group Holdings Ltd.	10,000	19,074
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	200	127
Yihai International Holding Ltd.(1)	2,000	5,037
Yixin Group Ltd.(1)	13,000	1,616
Youdao, Inc., ADR(1)	12	64
Yuexiu Property Co. Ltd.	14,000	17,511
Yuexiu Transport Infrastructure Ltd.	12,000	5,742
Yum China Holdings, Inc.	2,042	102,325
Yuzhou Group Holdings Co. Ltd.	10,000	432
Zengame Technology Holding Ltd.(1)	4,000	768
Zhejiang Expressway Co. Ltd., H Shares	14,000	10,656
Zhenro Properties Group Ltd.(1)	8,000	370
Zhongliang Holdings Group Co. Ltd.	4,500	378
Zhongsheng Group Holdings Ltd.	3,500	16,549
Zhongyu Energy Holdings Ltd.	2,000	1,642
Zhou Hei Ya International Holdings Co. Ltd.(1)	11,000	5,495
Zhuguang Holdings Group Co. Ltd.(1)	2,000	254
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	7,400	3,336
ZTO Express Cayman, Inc., ADR	1,722	44,858
		3,775,250
Colombia — 0.2%
Bancolombia SA	708	5,467
Bancolombia SA, ADR	316	8,674
Interconexion Electrica SA ESP	1,923	8,324
		22,465
Czech Republic — 0.1%
Komercni banka AS	425	9,954
Moneta Money Bank AS	3,008	9,544
		19,498
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	4,575	8,034
20

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Greece — 0.4%
Aegean Airlines SA(1)	98	$481
Alpha Services & Holdings SA(1)	6,966	6,433
Eurobank Ergasias Services and Holdings SA, Class A(1)	7,327	6,798
Hellenic Telecommunications Organization SA	375	5,966
Holding Co. ADMIE IPTO SA	54	97
JUMBO SA	534	7,634
LAMDA Development SA(1)	787	4,673
National Bank of Greece SA(1)	2,075	6,696
Piraeus Financial Holdings SA(1)	4,523	4,734
Terna Energy SA	312	5,565
Viohalco SA	74	255
		49,332
Hong Kong†
Edvantage Group Holdings Ltd.	2,000	595
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	1,410	1,197
OTP Bank Nyrt	593	12,611
Richter Gedeon Nyrt	381	7,682
		21,490
India — 17.3%
3i Infotech Ltd.(1)	335	183
3M India Ltd.(1)	2	582
Aarti Industries Ltd.	393	4,056
Acrysil Ltd.	30	259
Action Construction Equipment Ltd.	218	684
Adani Green Energy Ltd.(1)	464	14,020
Adani Ports & Special Economic Zone Ltd.	1,290	13,497
Aditya Birla Capital Ltd.(1)	2,590	3,658
Aditya Birla Fashion and Retail Ltd.(1)	258	980
Affle India Ltd.(1)	8	129
AGI Greenpac Ltd.	487	1,898
AIA Engineering Ltd.	190	6,178
Alkyl Amines Chemicals	58	2,141
Allcargo Logistics Ltd.	743	3,301
Alok Industries Ltd.(1)	1,758	422
Amara Raja Batteries Ltd.	838	5,316
Ambika Cotton Mills Ltd.	30	665
Anant Raj Ltd.	349	377
Andhra Sugars Ltd.	371	674
Apar Industries Ltd.	293	4,882
Apcotex Industries Ltd.	9	66
Apex Frozen Foods Ltd.	40	167
APL Apollo Tubes Ltd.(1)	706	8,302
Apollo Hospitals Enterprise Ltd.	150	8,059
Apollo Pipes Ltd.(1)	31	212
Apollo Tyres Ltd.	3,478	10,851
Aptech Ltd.	176	550
Arvind Ltd.(1)	1,525	1,852
Asahi India Glass Ltd.	209	1,659
Ashapura Minechem Ltd.	143	185
21

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Ashok Leyland Ltd.	6,940	$13,274
Ashoka Buildcon Ltd.(1)	570	568
Asian Paints Ltd.	303	12,756
Aster DM Healthcare Ltd.(1)	1,401	3,863
Astra Microwave Products Ltd.	33	145
Astral Ltd.	182	4,732
AU Small Finance Bank Ltd.	758	5,961
Aurobindo Pharma Ltd.	2,222	15,128
Avadh Sugar & Energy Ltd.	127	847
Avenue Supermarts Ltd.(1)	118	6,633
Axis Bank Ltd., GDR	521	24,683
Bajaj Auto Ltd.	217	11,053
Bajaj Consumer Care Ltd.	1,241	2,499
Bajaj Electricals Ltd.	412	6,353
Bajaj Finance Ltd.	277	25,000
Bajaj Finserv Ltd.	36	7,547
Bajaj Hindusthan Sugar Ltd.(1)	10,011	1,244
Balaji Amines Ltd.	64	2,747
Balaji Telefilms Ltd.	116	78
Balkrishna Industries Ltd.	277	7,037
Balrampur Chini Mills Ltd.	1,456	6,350
Bandhan Bank Ltd.(1)	3,225	11,130
BASF India Ltd.	80	3,306
Bata India Ltd.	51	1,233
BEML Ltd.	22	505
Berger Paints India Ltd.	323	2,701
BF Utilities Ltd.(1)	24	120
Bhansali Engineering Polymers Ltd.	218	344
Bharat Electronics Ltd.	8,834	33,755
Bharat Forge Ltd.	766	7,052
Bharat Heavy Electricals Ltd.(1)	4,607	3,366
Bharat Rasayan Ltd.	9	1,357
Biocon Ltd.	314	1,215
Birlasoft Ltd.	848	3,355
BLS International Services Ltd.	48	154
Blue Dart Express Ltd.	24	2,561
Blue Star Ltd.	294	4,033
Bodal Chemicals Ltd.	231	267
Bombay Dyeing & Manufacturing Co. Ltd.(1)	90	112
Borosil Renewables Ltd.(1)	349	2,441
Brigade Enterprises Ltd.	1,316	8,357
Brightcom Group Ltd.	2,690	1,364
Britannia Industries Ltd.	328	15,348
BSE Ltd.	830	6,717
Butterfly Gandhimathi Appliances Ltd.	2	38
Can Fin Homes Ltd.	452	3,556
Cantabil Retail India Ltd.	11	211
Caplin Point Laboratories Ltd.	162	1,577
Carborundum Universal Ltd.	372	3,915
Care Ratings Ltd.	127	799
CCL Products India Ltd.	757	4,529
22

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Ceat Ltd.	286	$4,954
Central Depository Services India Ltd.	24	371
Century Enka Ltd.	40	230
Cera Sanitaryware Ltd.	39	2,430
CG Power & Industrial Solutions Ltd.(1)	641	1,785
Chalet Hotels Ltd.(1)	51	205
Chennai Petroleum Corp. Ltd.	934	3,399
Cholamandalam Financial Holdings Ltd.	208	1,737
Cholamandalam Investment and Finance Co. Ltd.	2,135	20,917
Cigniti Technologies Ltd.	36	262
Cipla Ltd.	1,982	25,683
City Union Bank Ltd.	3,805	8,515
Cochin Shipyard Ltd.	396	1,862
Coforge Ltd.	63	2,777
Colgate-Palmolive India Ltd.	599	12,577
Computer Age Management Services Ltd.	201	5,747
Confidence Petroleum India Ltd.	270	220
Container Corp. of India Ltd.	1,075	9,325
Cosmo Films Ltd.	177	2,021
CreditAccess Grameen Ltd.(1)	641	7,934
CRISIL Ltd.	66	2,698
Crompton Greaves Consumer Electricals Ltd.	988	5,027
Cummins India Ltd.	408	6,059
Cyient Ltd.	944	9,885
Dabur India Ltd.	1,009	7,357
Dalmia Bharat Sugar & Industries Ltd.	176	760
Datamatics Global Services Ltd.	138	521
DCB Bank Ltd.	1,457	1,709
DCM Shriram Ltd.	394	5,142
Deepak Fertilisers & Petrochemicals Corp. Ltd.	868	9,811
DEN Networks Ltd.(1)	481	220
Dhani Services Ltd.(1)	1,040	840
Dish TV India Ltd.(1)	6,287	941
Dishman Carbogen Amcis Ltd.(1)	161	234
Divi's Laboratories Ltd.	348	15,712
Dixon Technologies India Ltd.	21	1,068
DLF Ltd.	1,481	7,154
Dollar Industries Ltd.	80	471
Dr Lal PathLabs Ltd.	140	4,460
Dr Reddy's Laboratories Ltd., ADR	447	23,374
eClerx Services Ltd.	85	2,232
Edelweiss Financial Services Ltd.	3,272	2,478
Eicher Motors Ltd.	748	31,218
EIH Ltd.(1)	281	560
Elecon Engineering Co. Ltd.	688	3,203
Electrosteel Castings Ltd.	1,506	689
Emami Ltd.	1,598	9,673
Endurance Technologies Ltd.	101	1,885
Engineers India Ltd.	2,483	2,103
EPL Ltd.	773	1,643
Equitas Holdings Ltd.(1)	1,599	1,987
23

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Eris Lifesciences Ltd.	140	$1,209
Escorts Kubota Ltd.	296	7,379
Eveready Industries India Ltd.(1)	349	1,548
Everest Industries Ltd.	78	685
Everest Kanto Cylinder Ltd.	75	109
Excel Industries Ltd.	24	435
Exide Industries Ltd.	4,045	8,077
FDC Ltd.(1)	41	135
FIEM Industries Ltd.	69	1,283
Filatex India Ltd.	645	903
Fine Organic Industries Ltd.	11	847
Finolex Cables Ltd.	270	1,550
Finolex Industries Ltd.	2,058	3,888
Firstsource Solutions Ltd.	332	441
Future Consumer Ltd.(1)	2,618	55
Future Retail Ltd.(1)	209	10
Gabriel India Ltd.	485	951
Galaxy Surfactants Ltd.	65	2,657
Ganesh Housing Corp. Ltd.(1)	109	483
Ganesha Ecosphere Ltd.	26	210
Garden Reach Shipbuilders & Engineers Ltd.	425	1,588
Garware Technical Fibres Ltd.	46	2,003
Genus Power Infrastructures Ltd.	942	986
Geojit Financial Services Ltd.	339	193
GHCL Ltd.	1,095	8,144
GlaxoSmithKline Pharmaceuticals Ltd.	251	4,579
Glenmark Pharmaceuticals Ltd.	1,382	6,401
Globus Spirits Ltd.	96	1,040
Godrej Agrovet Ltd.	38	248
Godrej Consumer Products Ltd.(1)	445	5,126
Godrej Properties Ltd.(1)	33	576
Gokaldas Exports Ltd.(1)	314	1,407
Graphite India Ltd.	578	2,959
Greaves Cotton Ltd.	764	1,610
Greenpanel Industries Ltd.	376	2,098
Greenply Industries Ltd.	546	1,278
GTL Infrastructure Ltd.(1)	7,553	127
Gufic Biosciences Ltd.	77	202
Gujarat Alkalies & Chemicals Ltd.	257	2,835
Gujarat Fluorochemicals Ltd.	6	249
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,197	11,139
Gujarat Pipavav Port Ltd.	2,004	2,176
Gujarat State Fertilizers & Chemicals Ltd.	3,256	6,384
Happiest Minds Technologies Ltd.	51	648
Hathway Cable & Datacom Ltd.(1)	3,874	862
Havells India Ltd.	168	2,908
HBL Power Systems Ltd.	2,016	2,032
HCL Technologies Ltd.	3,012	35,035
HDFC Asset Management Co. Ltd.	115	2,967
HDFC Life Insurance Co. Ltd.	947	6,786
HEG Ltd.	98	1,533
24

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Heritage Foods Ltd.	24	$97
Hero MotoCorp Ltd.	465	16,380
HFCL Ltd.	5,119	4,700
HG Infra Engineering Ltd.	123	918
HIL Ltd.	34	1,568
Himadri Speciality Chemical Ltd., ADR	515	630
Himatsingka Seide Ltd.(1)	231	302
Hindustan Construction Co. Ltd.(1)	1,773	282
Hindustan Oil Exploration Co. Ltd.(1)	35	71
Hindustan Unilever Ltd.	837	27,710
Hindware Home Innovation Ltd.	224	908
Hitachi Energy India Ltd.	14	652
Housing Development Finance Corp. Ltd.	3,515	106,418
ICICI Bank Ltd., ADR	2,255	49,249
ICICI Lombard General Insurance Co. Ltd.	324	5,205
ICICI Prudential Life Insurance Co. Ltd.	460	3,396
IDFC First Bank Ltd.(1)	12,604	7,672
IFCI Ltd.(1)	4,034	549
IIFL Finance Ltd.	1,872	8,018
IIFL Securities Ltd.	789	704
IIFL Wealth Management Ltd.	201	4,197
India Glycols Ltd.	91	1,009
Indiabulls Housing Finance Ltd.(1)	2,134	3,599
Indiabulls Real Estate Ltd.(1)	3,275	3,521
Indian Energy Exchange Ltd.	1,415	2,820
Indian Metals & Ferro Alloys Ltd.	35	120
Indian Railway Catering & Tourism Corp. Ltd.	133	1,167
Indo Count Industries Ltd.	105	214
Indo Rama Synthetics India Ltd(1)	481	374
Indoco Remedies Ltd.	20	89
Indus Towers Ltd.	4,172	10,375
INEOS Styrolution India Ltd.	34	392
Infibeam Avenues Ltd.	814	160
Info Edge India Ltd.	50	2,690
Infosys Ltd., ADR	6,772	123,928
Inox Wind Ltd.(1)	156	216
Insecticides India Ltd.(1)	90	1,136
Intellect Design Arena Ltd.	565	4,147
InterGlobe Aviation Ltd.(1)	93	2,322
IOL Chemicals and Pharmaceuticals Ltd.	258	1,154
ISGEC Heavy Engineering Ltd.	33	197
ITD Cementation India Ltd.	163	215
J Kumar Infraprojects Ltd.	871	3,231
Jai Corp. Ltd.	533	869
Jain Irrigation Systems Ltd.(1)	2,789	1,404
Jaiprakash Associates Ltd.(1)	6,016	614
Jaiprakash Power Ventures Ltd.(1)	31,117	2,910
Jammu & Kashmir Bank Ltd.(1)	2,604	1,024
Jamna Auto Industries Ltd.	2,306	3,345
Jindal Poly Films Ltd.	165	2,160
JK Paper Ltd.	1,226	6,370
25

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
JK Tyre & Industries Ltd.	1,109	$1,922
JM Financial Ltd.	3,659	2,906
JSW Ispat Special Products Ltd.(1)	633	223
Jubilant Foodworks Ltd.	1,429	10,885
Jubilant Ingrevia Ltd.	51	296
Jubilant Pharmova Ltd.	241	1,055
Just Dial Ltd.(1)	23	169
Jyothy Labs Ltd.	831	1,959
Kajaria Ceramics Ltd.	389	5,641
Kansai Nerolac Paints Ltd.	113	713
Karnataka Bank Ltd.	2,387	2,223
Karur Vysya Bank Ltd.	5,479	4,655
KEC International Ltd.	1,170	5,939
KEI Industries Ltd.	97	1,768
Kellton Tech Solutions Ltd.	119	102
Kiri Industries Ltd.(1)	107	654
Kirloskar Ferrous Industries Ltd.	607	1,918
Kitex Garments Ltd.	301	858
KNR Constructions Ltd.	1,170	3,795
Kolte-Patil Developers Ltd.	131	502
Kotak Mahindra Bank Ltd.	1,014	24,056
KPIT Technologies Ltd.	264	1,824
KPR Mill Ltd.	458	3,444
KRBL Ltd.	598	2,345
Lemon Tree Hotels Ltd.(1)	409	354
LG Balakrishnan & Bros Ltd.	94	815
LIC Housing Finance Ltd.	3,127	15,889
Linde India Ltd.	87	3,713
LT Foods Ltd.	1,149	1,362
Lupin Ltd.	1,004	8,390
LUX Industries Ltd.	48	1,087
Maharashtra Seamless Ltd.	210	2,194
Mahindra & Mahindra Financial Services Ltd.	5,394	13,738
Mahindra & Mahindra Ltd.	2,774	45,024
Mahindra CIE Automotive Ltd.	1,355	4,629
Mahindra Lifespace Developers Ltd.	220	1,422
Mahindra Logistics Ltd.	31	186
Maithan Alloys Ltd.	69	888
Man Infraconstruction Ltd.	158	178
Manali Petrochemicals Ltd.	1,472	1,691
Manappuram Finance Ltd.	3,576	4,698
Marico Ltd.	1,356	8,902
Marksans Pharma Ltd.	1,394	906
Maruti Suzuki India Ltd.	267	30,117
MAS Financial Services Ltd.	72	674
Mastek Ltd.	56	1,312
Mayur Uniquoters Ltd.	41	248
Meghmani Finechem Ltd.(1)	203	3,597
Meghmani Organics Ltd.	1,526	2,317
Metropolis Healthcare Ltd.	81	1,444
Minda Corp. Ltd.	307	858
26

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Mirza International Ltd.(1)	663	$2,631
Mishra Dhatu Nigam Ltd.	309	768
MOIL Ltd.	132	270
Monte Carlo Fashions Ltd.	87	897
Motherson Sumi Wiring India Ltd.	1,051	1,068
Motilal Oswal Financial Services Ltd.	299	2,866
Mphasis Ltd.	366	9,629
MRF Ltd.	11	11,725
Mrs Bectors Food Specialities Ltd.	120	521
MSTC Ltd.	182	618
Multi Commodity Exchange of India Ltd.	6	96
Muthoot Finance Ltd.	558	7,310
Narayana Hrudayalaya Ltd.	167	1,460
Natco Pharma Ltd.	452	3,476
National Aluminium Co. Ltd.	4,225	4,207
National Fertilizers Ltd.(1)	712	445
Nava Ltd.	1,023	2,881
NBCC India Ltd.	4,351	1,862
Neogen Chemicals Ltd.	29	535
Nestle India Ltd.	80	19,918
Neuland Laboratories Ltd.	10	158
Newgen Software Technologies Ltd.	110	537
NIIT Ltd.	525	2,259
Nippon Life India Asset Management Ltd.	804	3,023
NOCIL Ltd.	855	2,805
Oberoi Realty Ltd.	508	6,350
Olectra Greentech Ltd.(1)	242	1,860
Omaxe Ltd.(1)	298	369
OnMobile Global Ltd.	473	729
Oracle Financial Services Software Ltd.	176	6,953
Orient Cement Ltd.	1,177	1,756
Orient Electric Ltd.	781	2,531
Page Industries Ltd.	21	13,379
Paisalo Digital Ltd.	250	234
Panama Petrochem Ltd.	251	1,013
PC Jeweller Ltd.(1)	3,055	2,710
PCBL Ltd.	2,264	3,870
Persistent Systems Ltd.	210	9,133
PG Electroplast Ltd.(1)	56	624
Phoenix Mills Ltd.	121	2,116
PI Industries Ltd.	152	6,499
Pidilite Industries Ltd.	146	4,984
Piramal Enterprises Ltd.	239	3,154
Piramal Pharma Ltd.(1)	956	2,621
PNB Housing Finance Ltd.(1)	488	2,117
Pokarna Ltd.	11	76
Polycab India Ltd.	74	2,270
Polyplex Corp. Ltd.	250	6,687
Poonawalla Fincorp Ltd.	37	140
Power Grid Corp. of India Ltd.	14,833	42,468
Power Mech Projects Ltd.(1)	38	668
27

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Praj Industries Ltd.	1,308	$6,803
Prakash Industries Ltd.(1)	468	327
Prestige Estates Projects Ltd.	567	3,220
Pricol Ltd.(1)	1,179	2,536
Prince Pipes & Fittings Ltd.	312	2,274
Privi Speciality Chemicals Ltd.	37	640
Procter & Gamble Health Ltd.	4	211
PSP Projects Ltd.	83	627
PTC India Ltd.	2,192	2,314
Quess Corp. Ltd.	49	349
Radico Khaitan Ltd.	329	4,284
Rajesh Exports Ltd.	131	965
Rallis India Ltd.	274	771
Ramco Systems Ltd.(1)	27	97
Ramkrishna Forgings Ltd.	143	355
Rashtriya Chemicals & Fertilizers Ltd.	2,073	2,550
RattanIndia Power Ltd.(1)	2,552	125
Raymond Ltd.	534	6,362
RBL Bank Ltd.(1)	1,741	2,628
REC Ltd.	11,504	15,620
Redington India Ltd.	4,653	8,682
Relaxo Footwears Ltd.	151	1,884
Reliance Industrial Infrastructure Ltd.	30	380
Religare Enterprises Ltd.(1)	56	91
Rhi Magnesita India Ltd.	246	1,809
Route Mobile Ltd.	62	1,164
RSWM Ltd.	144	692
Rupa & Co. Ltd.	235	1,002
Samvardhana Motherson International Ltd.	5,286	8,063
Sansera Engineering Ltd.	57	517
Sarda Energy & Minerals Ltd.	96	1,096
Saregama India Ltd.	326	1,631
Satia Industries Ltd.	456	656
SBI Cards & Payment Services Ltd.	335	3,841
SBI Life Insurance Co. Ltd.	538	8,891
Schaeffler India Ltd.	201	7,607
Schneider Electric Infrastructure Ltd.(1)	102	173
SEAMEC Ltd.(1)	7	95
Sequent Scientific Ltd.	193	271
Shakti Pumps India Ltd.	49	302
Shankara Building Products Ltd.	97	922
Sharda Cropchem Ltd.	351	2,266
Share India Securities Ltd.	155	2,164
Shipping Corp. of India Ltd.	1,242	1,824
Shoppers Stop Ltd.(1)	361	2,798
Shree Renuka Sugars Ltd.(1)	996	578
Shriram City Union Finance Ltd.	266	6,323
Shriram Transport Finance Co. Ltd.	1,517	25,462
Siemens Ltd.	88	3,160
Siyaram Silk Mills Ltd.	139	870
SKF India Ltd.	82	4,976
28

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Sobha Ltd.	233	$2,018
Sonata Software Ltd.	689	6,101
South Indian Bank Ltd.(1)	9,292	952
Southern Petrochemical Industries Corp. Ltd.(1)	1,412	1,074
Spandana Sphoorty Financial Ltd.(1)	187	1,274
SRF Ltd.	243	7,669
State Bank of India, GDR	375	24,772
Steel Strips Wheels Ltd	30	326
Sterling and Wilson Renewable(1)	333	1,229
Sterlite Technologies Ltd.	1,461	3,115
Stove Kraft Ltd.(1)	44	335
Sudarshan Chemical Industries Ltd.	325	1,860
Sumitomo Chemical India Ltd.	255	1,557
Sun Pharmaceutical Industries Ltd.	2,729	30,456
Sun TV Network Ltd.	844	5,272
Sundaram Finance Ltd.	138	3,617
Sundram Fasteners Ltd.	523	5,454
Sunflag Iron & Steel Co.(1)	525	576
Sunteck Realty Ltd.	323	1,912
Suprajit Engineering Ltd.	837	3,541
Supreme Industries Ltd.	254	6,234
Surya Roshni Ltd.	18	110
Suven Pharmaceuticals Ltd.	645	3,950
Suzlon Energy Ltd.(1)	7,871	799
Syngene International Ltd.	449	3,355
Tamil Nadu Newsprint & Papers Ltd.	570	1,813
Tamilnadu Petroproducts Ltd.	713	900
Tanla Platforms Ltd.	276	2,443
Tata Coffee Ltd.	130	379
Tata Communications Ltd.	432	6,461
Tata Consultancy Services Ltd.	1,704	67,958
Tata Consumer Products Ltd.	647	6,539
Tata Elxsi Ltd.	96	10,708
Tata Investment Corp. Ltd.	63	1,260
Tata Metaliks Ltd.	112	1,081
Tata Motors Ltd., ADR(1)	755	21,895
Tata Steel Long Products Ltd.	18	140
Tata Teleservices Maharashtra Ltd.(1)	595	806
TCI Express Ltd.	31	682
TeamLease Services Ltd.(1)	66	2,796
Tech Mahindra Ltd.	1,270	16,921
Technocraft Industries India Ltd(1)	45	506
Tejas Networks Ltd.(1)	62	471
Texmaco Rail & Engineering Ltd.	1,729	1,076
Thermax Ltd.	262	7,887
Thirumalai Chemicals Ltd.	919	2,675
Thomas Cook India Ltd.(1)	224	202
Thyrocare Technologies Ltd.	49	378
Time Technoplast Ltd.	2,038	3,020
Tinplate Co. of India Ltd.	367	1,441
Titagarh Wagons Ltd.(1)	644	1,371
29

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Titan Co. Ltd.	243	$7,874
Torrent Pharmaceuticals Ltd.	508	9,816
Transport Corp. of India Ltd.	155	1,379
Trent Ltd.	138	2,414
Trident Ltd.	4,876	2,209
Triveni Engineering & Industries Ltd.	196	573
Triveni Turbine Ltd.	635	1,617
TTK Prestige Ltd.	72	862
Tube Investments of India Ltd.	450	12,688
TV Today Network Ltd.	140	494
TV18 Broadcast Ltd.(1)	2,561	1,295
TVS Motor Co. Ltd.	236	2,889
Uflex Ltd.	694	6,766
Ujjivan Financial Services Ltd.(1)	265	645
United Spirits Ltd.(1)	973	9,835
UPL Ltd.	794	7,605
Usha Martin Ltd.	1,303	2,297
UTI Asset Management Co. Ltd.	164	1,681
VA Tech Wabag Ltd.(1)	349	1,146
Vaibhav Global Ltd.	295	1,274
Vakrangee Ltd.	3,921	1,353
Valiant Organics Ltd.(1)	107	792
Vardhman Textiles Ltd.	423	1,746
Varroc Engineering Ltd.(1)	466	1,992
Varun Beverages Ltd.	520	6,707
Venky's India Ltd.	35	913
Vodafone Idea Ltd.(1)	14,569	1,634
Voltamp Transformers Ltd.	50	1,730
VRL Logistics Ltd.	441	3,406
Welspun Corp. Ltd.	2,059	5,773
Welspun Enterprises Ltd.	370	522
Welspun India Ltd.	1,532	1,469
West Coast Paper Mills Ltd.	271	2,125
Westlife Development Ltd.(1)	18	145
Whirlpool of India Ltd.	24	546
Wipro Ltd., ADR	2,152	10,782
Wonderla Holidays Ltd.(1)	85	382
Yes Bank Ltd.(1)	68,455	14,031
Zee Entertainment Enterprises Ltd.	5,645	17,985
Zee Media Corp. Ltd.(1)	1,302	302
Zen Technologies Ltd.	88	228
Zensar Technologies Ltd.	389	1,105
		2,251,561
Indonesia — 2.3%
Ace Hardware Indonesia Tbk PT	35,200	1,708
Adi Sarana Armada Tbk PT(1)	6,100	599
Aneka Gas Industri Tbk PT	5,500	774
Bank BTPN Syariah Tbk PT	9,600	1,913
Bank Bukopin Tbk PT(1)	79,300	977
Bank Central Asia Tbk PT	59,600	32,912
Bank Mandiri Persero Tbk PT	63,200	37,609
30

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Bank Negara Indonesia Persero Tbk PT	21,400	$12,274
Bank Pan Indonesia Tbk PT	25,300	3,401
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	24,400	2,285
Bank Pembangunan Daerah Jawa Timur Tbk PT	18,900	917
Bank Rakyat Indonesia Persero Tbk PT	103,900	30,342
Bank Tabungan Negara Persero Tbk PT	23,300	2,361
Barito Pacific Tbk PT	18,000	994
BFI Finance Indonesia Tbk PT	51,800	4,358
Buana Lintas Lautan Tbk PT(1)	106,500	1,213
Bumi Serpong Damai Tbk PT(1)	39,300	2,433
Bundamedik Tbk PT	12,100	468
Ciputra Development Tbk PT	85,600	5,476
Dharma Satya Nusantara Tbk PT	72,400	2,460
Erajaya Swasembada Tbk PT	84,100	2,763
Global Mediacom Tbk PT(1)	104,400	2,531
Indosat Tbk PT	9,400	4,538
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	33,700	1,611
Jaccs Mitra Pinasthika Mustika Tbk PT	7,200	495
Jasa Marga Persero Tbk PT(1)	19,400	4,493
Kalbe Farma Tbk PT	23,600	2,669
Kino Indonesia Tbk PT	1,300	208
Link Net Tbk PT(1)	12,600	4,032
Lippo Karawaci Tbk PT(1)	74,300	575
Mark Dynamics Indonesia Tbk PT	4,400	271
Matahari Department Store Tbk PT	10,100	2,609
Matahari Putra Prima Tbk PT(1)	24,000	301
Media Nusantara Citra Tbk PT	59,700	3,677
Mitra Adiperkasa Tbk PT(1)	105,700	7,182
Mitra Keluarga Karyasehat Tbk PT	34,800	6,234
MNC Kapital Indonesia Tbk PT(1)	105,100	815
MNC Vision Networks Tbk PT(1)	22,500	141
Multipolar Tbk PT(1)	14,900	153
Pabrik Kertas Tjiwi Kimia Tbk PT	5,800	2,645
Pacific Strategic Financial Tbk PT(1)	35,200	2,834
Pakuwon Jati Tbk PT	97,000	3,162
Panin Financial Tbk PT	115,300	2,966
PP Persero Tbk PT(1)	29,300	1,991
PT Adaro Minerals Indonesia Tbk(1)	42,500	4,901
PT Berkah Beton Sadaya Tbk	7,300	2,249
PT Blue Bird Tbk	12,500	1,166
PT Lippo Cikarang Tbk	6,700	534
PT M Cash Integrasi(1)	200	154
PT Medikaloka Hermina Tbk	50,000	5,025
PT Sumber Alfaria Trijaya Tbk	91,500	13,429
PT Temas Tbk	10,600	1,737
Puradelta Lestari Tbk PT	36,300	430
Samudera Indonesia Tbk PT	16,300	2,836
Sarana Menara Nusantara Tbk PT	68,000	5,685
Sawit Sumbermas Sarana Tbk PT	43,900	4,157
Smartfren Telecom Tbk PT(1)	888,800	5,929
Steel Pipe Industry of Indonesia PT	6,500	131
31

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Summarecon Agung Tbk PT	78,500	$3,167
Surya Citra Media Tbk PT	40,200	612
Telkom Indonesia Persero Tbk PT, ADR	1,037	31,183
Tower Bersama Infrastructure Tbk PT	22,700	4,310
Transcoal Pacific Tbk PT	800	447
Unilever Indonesia Tbk PT	24,400	7,540
Wijaya Karya Persero Tbk PT(1)	17,200	1,238
XL Axiata Tbk PT	24,800	4,391
		305,621
Malaysia — 1.9%
Aeon Co. M Bhd	6,500	2,127
AEON Credit Service M Bhd	500	1,572
Alliance Bank Malaysia Bhd	9,600	7,549
AMMB Holdings Bhd	13,100	12,176
Ancom Nylex Bhd(1)	3,000	620
Ann Joo Resources Bhd	300	70
Astro Malaysia Holdings Bhd	400	74
Axiata Group Bhd	4,000	2,713
Bank Islam Malaysia Bhd	1,100	640
Berjaya Food Bhd	700	648
Bermaz Auto Bhd	5,100	2,070
Boustead Holdings Bhd(1)	12,300	1,786
Bursa Malaysia Bhd	3,700	5,288
Carlsberg Brewery Malaysia Bhd	300	1,549
CIMB Group Holdings Bhd	12,600	15,068
CTOS Digital Bhd	300	96
Cypark Resources Bhd(1)	3,300	277
D&O Green Technologies Bhd	100	85
Dagang NeXchange Bhd	21,800	4,112
Dayang Enterprise Holdings Bhd	500	121
DiGi.Com Bhd	6,600	5,509
Dufu Technology Corp. Bhd	1,200	756
Eco World Development Group Bhd	7,800	1,161
Ekovest Bhd(1)	10,100	864
Evergreen Fibreboard Bhd	4,000	456
Fraser & Neave Holdings Bhd	100	499
Frontken Corp. Bhd	2,800	1,697
Gamuda Bhd	14,600	12,440
Greatech Technology Bhd(1)	1,100	869
Hap Seng Plantations Holdings Bhd	900	454
Hartalega Holdings Bhd	6,400	2,370
Heineken Malaysia Bhd	700	3,680
Hengyuan Refining Co. Bhd(1)	1,100	1,301
Hiap Teck Venture Bhd	7,600	470
Hong Leong Bank Bhd	1,100	5,120
Hong Leong Capital Bhd	300	423
Hong Leong Financial Group Bhd	400	1,729
Hong Seng Consolidated Bhd(1)	800	83
IHH Healthcare Bhd	1,600	2,208
IJM Corp. Bhd	28,900	11,000
Inari Amertron Bhd	6,800	4,047
32

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Innoprise Plantations Bhd	800	$282
IOI Properties Group Bhd	1,100	242
JAKS Resources Bhd(1)	1,300	76
KNM Group Bhd(1)	12,700	326
Kossan Rubber Industries Bhd	9,500	2,138
Kuala Lumpur Kepong Bhd	800	4,134
Lingkaran Trans Kota Holdings Bhd	2,300	2,506
Lotte Chemical Titan Holding Bhd	2,000	763
Malayan Banking Bhd	9,200	18,405
Malaysia Airports Holdings Bhd(1)	1,100	1,437
Malaysia Building Society Bhd	15,500	1,998
Malaysian Pacific Industries Bhd	300	2,014
Maxis Bhd	3,300	2,829
Mega First Corp. Bhd	700	566
Mieco Chipboard Bhd(1)	700	87
MR DIY Group M Bhd	4,900	2,365
My EG Services Bhd	5,300	940
Nestle Malaysia Bhd	100	2,967
Pentamaster Corp. Bhd	1,100	975
Perak Transit Bhd	7,500	1,460
Petron Malaysia Refining & Marketing Bhd	500	602
PPB Group Bhd	500	1,965
Press Metal Aluminium Holdings Bhd	2,000	2,120
Public Bank Bhd	32,300	33,916
RHB Bank Bhd	6,800	8,689
Rubberex Corp. M Bhd(1)	4,200	379
Scientex Bhd	3,300	2,594
Sime Darby Bhd	5,600	2,853
Sime Darby Property Bhd	7,400	791
SP Setia Bhd Group	9,100	1,517
Sunway Bhd	3,100	1,132
Supermax Corp. Bhd	11,400	1,855
Syarikat Takaful Malaysia Keluarga Bhd	500	371
Ta Ann Holdings Bhd	2,700	2,403
TDM Bhd	1,600	75
Telekom Malaysia Bhd	5,700	7,577
TIME dotCom Bhd	4,500	4,785
TSH Resources Bhd	6,400	1,582
Unisem M Bhd	2,700	1,635
UWC Bhd	500	431
Velesto Energy Bhd(1)	11,800	222
ViTrox Corp. Bhd	200	318
VS Industry Bhd	4,300	962
Westports Holdings Bhd	2,000	1,551
		242,612
Mexico — 2.2%
Alsea SAB de CV(1)	1,600	2,899
America Movil SAB de CV, Class L ADR	2,375	40,375
Arca Continental SAB de CV	800	5,415
Banco del Bajio SA	1,700	3,562
Becle SAB de CV	2,000	4,076
33

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Bolsa Mexicana de Valores SAB de CV	100	$180
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	394	3,499
Corp. Inmobiliaria Vesta SAB de CV	4,400	8,135
Fomento Economico Mexicano SAB de CV, ADR	164	10,285
Genomma Lab Internacional SAB de CV, Class B	7,000	5,719
Gentera SAB de CV	12,600	9,875
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	246	12,858
Grupo Aeroportuario del Pacifico SAB de CV, ADR	88	12,546
Grupo Aeroportuario del Sureste SAB de CV, ADR	51	10,785
Grupo Bimbo SAB de CV, Series A	2,400	8,085
Grupo Comercial Chedraui SA de CV	1,800	5,108
Grupo Financiero Banorte SAB de CV, Class O	4,800	28,352
Grupo Financiero Inbursa SAB de CV, Class O(1)	6,600	10,339
Grupo Mexico SAB de CV, Series B	6,600	24,865
Grupo Televisa SAB, ADR	3,128	19,800
Grupo Traxion SAB de CV(1)	200	221
Industrias Penoles SAB de CV	800	6,614
Kimberly-Clark de Mexico SAB de CV, A Shares	4,500	6,109
La Comer SAB de CV	300	507
Megacable Holdings SAB de CV	2,300	4,825
Nemak SAB de CV(1)	22,100	4,662
Orbia Advance Corp. SAB de CV	4,600	8,677
Promotora y Operadora de Infraestructura SAB de CV	1,235	8,689
Qualitas Controladora SAB de CV	1,400	6,133
Regional SAB de CV	1,100	5,947
Wal-Mart de Mexico SAB de CV	4,100	13,436
		292,578
Peru — 0.2%
Credicorp Ltd.	137	17,658
Intercorp Financial Services, Inc.	299	6,447
Southern Copper Corp.	134	6,307
		30,412
Philippines — 0.9%
Ayala Land, Inc.	14,300	7,259
Bank of the Philippine Islands	4,410	7,446
BDO Unibank, Inc.	4,910	11,227
Century Pacific Food, Inc.	900	398
Converge Information and Communications Technology Solutions, Inc.(1)	8,400	2,590
Globe Telecom, Inc.	125	4,664
GT Capital Holdings, Inc.	560	4,796
International Container Terminal Services, Inc.	2,170	6,989
Jollibee Foods Corp.	1,750	7,459
LT Group, Inc.	14,300	2,245
Manila Electric Co.	590	3,160
Megaworld Corp.	45,000	1,998
Metropolitan Bank & Trust Co.	12,650	11,823
Monde Nissin Corp.(1)	14,900	4,373
Nickel Asia Corp.	19,900	2,016
PLDT, Inc., ADR	300	8,724
Puregold Price Club, Inc.	4,500	2,740
34

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Robinsons Land Corp.	12,200	$4,074
Robinsons Retail Holdings, Inc.	540	576
Security Bank Corp.	5,060	8,089
SM Investments Corp.	150	2,214
SM Prime Holdings, Inc.	10,400	6,991
Universal Robina Corp.	1,660	3,603
Wilcon Depot, Inc.	3,600	1,919
		117,373
Poland — 0.7%
Alior Bank SA(1)	856	4,726
Allegro.eu SA(1)	453	2,376
AmRest Holdings SE(1)	255	1,075
Asseco Poland SA	49	747
Bank Handlowy w Warszawie SA	30	379
Bank Millennium SA(1)	4,838	3,888
Bank Polska Kasa Opieki SA	543	7,512
CCC SA(1)	18	144
CD Projekt SA	218	3,888
Cyfrowy Polsat SA	119	491
Dino Polska SA(1)	105	7,660
KGHM Polska Miedz SA	673	12,612
LiveChat Software SA	28	621
LPP SA	4	7,202
mBank SA(1)	38	1,746
Orange Polska SA	8,232	10,490
Powszechna Kasa Oszczednosci Bank Polski SA	1,343	6,700
Powszechny Zaklad Ubezpieczen SA	1,016	6,082
Santander Bank Polska SA	119	5,407
TEN Square Games SA	11	227
Warsaw Stock Exchange	53	388
XTB SA	400	1,856
		86,217
Romania†
MAS PLC	350	414
South Africa — 3.9%
Absa Group Ltd.	2,485	25,738
AECI Ltd.	880	4,261
Anglo American Platinum Ltd.	90	6,283
AngloGold Ashanti Ltd., ADR	1,717	23,145
Aspen Pharmacare Holdings Ltd.	946	8,118
Astral Foods Ltd.	560	6,753
AVI Ltd.	1,582	6,795
Barloworld Ltd.	990	5,039
Bid Corp. Ltd.	184	3,485
Capitec Bank Holdings Ltd.	95	11,296
Clicks Group Ltd.	603	10,484
Coronation Fund Managers Ltd.	780	1,436
DataTec Ltd.	577	1,429
Dis-Chem Pharmacies Ltd.	1,671	3,459
Discovery Ltd.(1)	840	6,019
FirstRand Ltd.	6,738	25,167
35

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Foschini Group Ltd.	483	$3,576
Gold Fields Ltd., ADR	1,927	15,589
Grindrod Shipping Holdings Ltd.	161	3,789
Impala Platinum Holdings Ltd.	2,146	22,487
Investec Ltd.	1,083	5,085
KAP Industrial Holdings Ltd.	27,736	7,348
Kumba Iron Ore Ltd.	149	3,299
Life Healthcare Group Holdings Ltd.	3,034	3,555
Merafe Resources Ltd.	11,416	865
Momentum Metropolitan Holdings	10,635	10,316
Motus Holdings Ltd.	1,234	8,362
Mr Price Group Ltd.	910	9,858
MTN Group Ltd.	3,220	23,306
MultiChoice Group	1,818	12,277
Naspers Ltd.,, N Shares	166	23,407
Nedbank Group Ltd.	1,593	18,803
NEPI Rockcastle SA	2,190	11,670
Netcare Ltd.	6,448	5,525
Ninety One Ltd.	714	1,609
Oceana Group Ltd.	26	83
Old Mutual Ltd.	27,470	16,274
Omnia Holdings Ltd.	1,610	5,805
Pepkor Holdings Ltd.	1,698	1,994
Pick n Pay Stores Ltd.	1,804	6,510
PPC Ltd.(1)	13,102	1,948
Rand Merchant Investment Holdings Ltd.	3,166	4,998
Raubex Group Ltd.	524	1,067
Reinet Investments SCA	701	11,482
Remgro Ltd.	1,986	14,727
Reunert Ltd.	980	2,570
RMB Holdings Ltd.(1)	2,200	231
Royal Bafokeng Platinum Ltd.	776	6,578
Sanlam Ltd.	2,578	8,015
Santam Ltd.	212	3,009
Sappi Ltd.(1)	6,753	18,001
Shoprite Holdings Ltd.	515	6,983
SPAR Group Ltd.	561	5,120
Standard Bank Group Ltd.	2,875	25,655
Steinhoff International Holdings NV(1)	15,326	2,084
Telkom SA SOC Ltd.(1)	1,997	5,125
Tiger Brands Ltd.	622	6,052
Transaction Capital Ltd.	121	266
Truworths International Ltd.	2,462	8,210
Vodacom Group Ltd.	903	6,647
Wilson Bayly Holmes-Ovcon Ltd.	21	108
Woolworths Holdings Ltd.	863	2,815
		511,990
South Korea — 13.4%
Advanced Nano Products Co. Ltd.	15	1,079
Aekyung Industrial Co. Ltd.	22	229
AfreecaTV Co. Ltd.	21	1,192
36

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Agabang&Company(1)	104	$326
Ahnlab, Inc.	19	1,182
Aju IB Investment Co. Ltd.	40	87
Alteogen, Inc.(1)	25	1,179
Amorepacific Corp.	49	4,466
AMOREPACIFIC Group	85	2,200
Ananti, Inc.(1)	673	3,406
BGF Co. Ltd.	183	551
BGF retail Co. Ltd.	57	6,827
BH Co. Ltd.	57	1,333
Binex Co. Ltd.(1)	79	876
Bioneer Corp.(1)	28	625
BNK Financial Group, Inc.	2,222	11,080
Bukwang Pharmaceutical Co. Ltd.	34	228
Byucksan Corp.	247	478
Celltrion Healthcare Co. Ltd.	71	3,799
Celltrion, Inc.	188	26,462
Chabiotech Co. Ltd.(1)	26	330
Cheil Worldwide, Inc.	333	5,429
CJ CheilJedang Corp.	23	6,977
CJ ENM Co. Ltd.	79	5,758
CJ Logistics Corp.(1)	40	3,526
Classys, Inc.	88	930
Com2uSCorp	10	599
Coreana Cosmetics Co. Ltd.(1)	63	145
CosmoAM&T Co. Ltd.(1)	14	669
Coway Co. Ltd.	308	14,613
CS Wind Corp.	63	3,210
Cuckoo Homesys Co. Ltd.	81	1,914
Dae Han Flour Mills Co. Ltd.	6	655
Daeduck Electronics Co. Ltd.	378	8,289
Daewoo Engineering & Construction Co. Ltd.(1)	1,968	7,589
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	53	791
Daishin Securities Co. Ltd.	177	2,027
Daol Investment & Securities Co. Ltd.	693	2,365
Daou Technology, Inc.	278	3,887
DB HiTek Co. Ltd.	169	5,801
DB Insurance Co. Ltd.	366	16,299
Dentium Co. Ltd.	14	911
DGB Financial Group, Inc.	1,456	8,070
DI Dong Il Corp.	20	263
DL E&C Co. Ltd.	230	6,981
DL Holdings Co. Ltd.	69	3,424
Dong-A Socio Holdings Co. Ltd.	11	890
Dongwha Enterprise Co. Ltd.(1)	11	553
Dongwon Development Co. Ltd.	33	91
Doosan Bobcat, Inc.	54	1,388
Doosan Co. Ltd.	6	367
Doosan Enerbility Co. Ltd.(1)	474	7,124
Doosan Fuel Cell Co. Ltd.(1)	13	368
DoubleUGames Co. Ltd.	20	638
37

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Douzone Bizon Co. Ltd.	30	$804
Dreamtech Co. Ltd.	48	336
Duk San Neolux Co. Ltd.(1)	21	561
E-MART, Inc.	79	5,735
Echo Marketing, Inc.	84	1,008
Ecopro BM Co. Ltd.	38	3,144
Eo Technics Co. Ltd.	12	669
Eugene Technology Co. Ltd.	25	507
F&F Co. Ltd. / New	16	1,688
Fila Holdings Corp.	177	4,088
Genexine, Inc.(1)	87	1,963
GOLFZON Co. Ltd.	34	3,342
Gradiant Corp.	21	291
Green Cross Corp.	13	1,587
GS Engineering & Construction Corp.	531	11,878
GS Retail Co. Ltd.	377	7,127
Halla Holdings Corp.	51	1,458
Hana Financial Group, Inc.	1,408	41,038
Hana Micron, Inc.(1)	343	3,250
Handsome Co. Ltd.	153	3,226
Hanjin Transportation Co. Ltd.	81	1,552
Hankook Tire & Technology Co. Ltd.	342	9,642
Hanmi Semiconductor Co. Ltd.	125	1,110
Hanon Systems	550	4,206
Hansae Co. Ltd.	27	317
Hansol Chemical Co. Ltd.	34	5,491
Hanssem Co. Ltd.	45	1,800
Hanwha Investment & Securities Co. Ltd.	432	995
Hanwha Life Insurance Co. Ltd.(1)	2,381	4,085
Hanwha Solutions Corp.(1)	387	15,090
Hanwha Systems Co. Ltd.	123	1,419
HDC Hyundai Development Co-Engineering & Construction, E Shares	178	1,645
Hite Jinro Co. Ltd.	136	3,087
HMM Co. Ltd.	1,539	25,363
Hotel Shilla Co. Ltd.	39	2,136
Huchems Fine Chemical Corp.	102	1,612
Hugel, Inc.(1)	19	1,720
Humax Co. Ltd.(1)	333	989
Humedix Co. Ltd.	72	1,270
Hwaseung Enterprise Co. Ltd.	36	354
HYBE Co. Ltd.(1)	8	1,072
Hyosung Chemical Corp.(1)	3	385
Hyosung Corp.	31	1,723
Hyosung Heavy Industries Corp.(1)	32	1,755
Hyosung TNC Corp.	22	5,116
Hyundai Autoever Corp.	20	1,784
Hyundai Construction Equipment Co. Ltd.	65	1,962
Hyundai Corp.	30	408
Hyundai Department Store Co. Ltd.	122	5,612
Hyundai Doosan Infracore Co. Ltd.(1)	408	1,867
38

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Hyundai Electric & Energy System Co. Ltd.(1)	295	$6,984
Hyundai Elevator Co. Ltd.	77	1,674
Hyundai Engineering & Construction Co. Ltd.	477	17,056
Hyundai Futurenet Co. Ltd.	86	172
Hyundai Greenfood Co. Ltd.	323	1,850
Hyundai Heavy Industries Co. Ltd.(1)	55	5,853
Hyundai Home Shopping Network Corp.	59	2,198
Hyundai Marine & Fire Insurance Co. Ltd.	594	13,934
Hyundai Mipo Dockyard Co. Ltd.(1)	62	4,922
Hyundai Mobis Co. Ltd.	105	16,745
Hyundai Motor Co.	362	52,592
Hyundai Rotem Co. Ltd.(1)	119	2,672
Hyundai Wia Corp.	75	4,221
i-SENS, Inc.	26	725
iMarketKorea, Inc.	135	1,044
Industrial Bank of Korea	1,502	10,695
Innocean Worldwide, Inc.	85	2,688
Innox Advanced Materials Co. Ltd.	56	1,434
Insun ENT Co. Ltd.(1)	102	817
Interflex Co. Ltd.(1)	17	157
INTOPS Co. Ltd.	69	1,539
iNtRON Biotechnology, Inc.(1)	89	757
IS Dongseo Co. Ltd.	128	3,515
JB Financial Group Co. Ltd.	1,047	5,915
Jusung Engineering Co. Ltd.	342	4,022
JYP Entertainment Corp.	116	5,252
K Car Co. Ltd.	17	271
Kakao Corp.	280	15,205
Kakao Games Corp.(1)	78	3,042
KakaoBank Corp.(1)	108	2,187
KB Financial Group, Inc., ADR	1,309	47,883
KC Co. Ltd.	71	950
KC Tech Co. Ltd.	77	929
KCC Corp.	17	3,712
KEPCO Engineering & Construction Co., Inc.	40	2,177
KH Vatec Co. Ltd.	168	2,365
Kia Corp.	904	54,184
KISCO Corp.	93	478
KIWOOM Securities Co. Ltd.	152	9,659
Koh Young Technology, Inc.	97	1,016
KONA I Co. Ltd.(1)	14	168
Korea Circuit Co. Ltd.(1)	10	140
Korea Investment Holdings Co. Ltd.	324	13,661
Korea Petrochemical Ind Co. Ltd.	36	3,252
Korea Real Estate Investment & Trust Co. Ltd.	715	866
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	270	19,486
Korean Air Lines Co. Ltd.(1)	928	18,444
Korean Reinsurance Co.	445	2,768
Krafton, Inc.(1)	28	5,115
Kukjeon Pharmaceutical Co. Ltd.	13	84
Kumho Petrochemical Co. Ltd.	143	13,793
39

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Kumho Tire Co., Inc.(1)	454	$1,172
Kyung Dong Navien Co. Ltd.	15	483
L&F Co. Ltd.(1)	19	3,222
LEENO Industrial, Inc.	28	2,980
LF Corp.	203	2,557
LG Display Co. Ltd., ADR	1,752	10,021
LG Electronics, Inc.	216	16,163
LG Energy Solution Ltd.(1)	15	5,141
LG H&H Co. Ltd.	20	10,591
LG Innotek Co. Ltd.	74	18,837
LG Uplus Corp.	1,698	14,542
Lotte Chemical Corp.	87	11,296
Lotte Chilsung Beverage Co. Ltd.	33	3,797
Lotte Data Communication Co.	27	540
LOTTE Fine Chemical Co. Ltd.	156	8,162
LOTTE Himart Co. Ltd.	6	70
Lotte Rental Co. Ltd.	179	4,754
Lotte Shopping Co. Ltd.	96	7,047
LS Corp.	84	4,186
LS Electric Co. Ltd.	77	3,194
LVMC Holdings(1)	647	1,449
LX Hausys Ltd.	36	1,203
LX Holdings Corp.(1)	448	2,795
LX Semicon Co. Ltd.	91	6,403
Maeil Dairies Co. Ltd.	36	1,539
Mando Corp.	259	10,352
Mcnex Co. Ltd.	33	905
Medytox, Inc.(1)	7	637
MegaStudyEdu Co. Ltd.	77	4,479
Meritz Financial Group, Inc.	177	4,057
Meritz Fire & Marine Insurance Co. Ltd.	172	4,911
Meritz Securities Co. Ltd.	2,076	7,482
Mirae Asset Securities Co. Ltd.	1,679	8,188
NAVER Corp.	99	17,567
NCSoft Corp.	44	12,365
Neowiz(1)	52	1,517
NEPES Corp.(1)	59	954
Netmarble Corp.	13	613
Nexen Tire Corp.	202	999
NEXTIN, Inc.	25	1,051
NH Investment & Securities Co. Ltd.	1,039	7,692
NHN Corp.(1)	45	845
NHN KCP Corp.(1)	27	254
NICE Holdings Co. Ltd.	180	1,833
NICE Information Service Co. Ltd.	176	1,882
NongShim Co. Ltd.	13	2,906
OCI Co. Ltd.	87	7,570
Ottogi Corp.	8	2,863
Pan Ocean Co. Ltd.	2,747	10,511
Partron Co. Ltd.	361	2,326
Pearl Abyss Corp.(1)	35	1,472
40

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
PharmaResearch Co. Ltd.	30	$1,503
PI Advanced Materials Co. Ltd.	57	1,574
Pulmuone Co. Ltd.	21	215
S&S Tech Corp.	16	262
S-1 Corp.	72	3,126
Sam Young Electronics Co. Ltd.	51	414
Samsung Biologics Co. Ltd.(1)	24	14,927
Samsung C&T Corp.	156	13,968
Samsung Electro-Mechanics Co. Ltd.	230	23,813
Samsung Electronics Co. Ltd., GDR	255	278,860
Samsung Fire & Marine Insurance Co. Ltd.	185	26,887
Samsung Heavy Industries Co. Ltd.(1)	4,709	20,893
Samsung Life Insurance Co. Ltd.	339	15,646
Samsung Pharmaceutical Co. Ltd.(1)	37	100
Samsung SDI Co. Ltd.	66	29,179
Samsung SDS Co. Ltd.	72	6,872
Samsung Securities Co. Ltd.	437	11,002
Samwha Capacitor Co. Ltd.	12	373
Sangsangin Co. Ltd.	450	2,863
SD Biosensor, Inc.	172	4,497
SeAH Steel Corp.	18	2,556
SeAH Steel Holdings Corp.	10	1,356
Sebang Global Battery Co. Ltd.	23	889
Seegene, Inc.	154	3,608
Seobu T&D	47	280
Seojin System Co. Ltd.	70	785
Seoul Semiconductor Co. Ltd.	60	513
SFA Engineering Corp.	81	2,473
SFA Semicon Co. Ltd.(1)	398	1,517
SGC Energy Co. Ltd.	6	167
Shinhan Financial Group Co. Ltd., ADR	1,718	45,888
Shinsegae International, Inc.	94	1,949
Shinsegae, Inc.	61	10,110
SK Bioscience Co. Ltd.(1)	19	1,591
SK Chemicals Co. Ltd.	56	4,060
SK Hynix, Inc.	1,363	95,830
SK IE Technology Co. Ltd.(1)	23	1,415
SK Networks Co. Ltd.	1,417	4,791
SK Securities Co. Ltd.	2,515	1,410
SK Telecom Co. Ltd., ADR	199	4,249
SKC Co. Ltd.	27	2,426
SL Corp.	80	2,281
SM Entertainment Co. Ltd.	51	2,617
Soulbrain Holdings Co. Ltd.	5	84
STIC Investments, Inc.	42	234
Studio Dragon Corp.(1)	30	1,689
Sung Kwang Bend Co. Ltd.	108	1,315
Taewoong Co. Ltd.(1)	36	367
Taihan Electric Wire Co. Ltd.(1)	697	968
TES Co. Ltd.	133	1,962
TK Corp.	105	1,514
41

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Value Added Technology Co. Ltd.	33	$823
Vidente Co. Ltd.(1)	70	453
Webzen, Inc.(1)	48	661
Wemade Co. Ltd.	41	1,877
WONIK IPS Co. Ltd.	79	1,635
Wonik QnC Corp.	106	2,149
Woongjin Thinkbig Co. Ltd.	476	912
Woori Financial Group, Inc.	2,664	24,098
Woori Investment Bank Co. Ltd.	3,924	2,582
Woori Technology Investment Co. Ltd.(1)	501	2,175
YG Entertainment, Inc.	26	1,168
Youngone Corp.	91	3,013
Youngone Holdings Co. Ltd.	62	2,443
Yuhan Corp.	65	2,749
Zinus, Inc.	23	742
		1,744,734
Taiwan — 17.1%
Accton Technology Corp.	1,000	9,209
Acer, Inc.	15,000	10,773
ACES Electronic Co. Ltd.	1,000	1,217
Acter Group Corp. Ltd.	1,000	6,949
Advanced International Multitech Co. Ltd.	1,000	3,318
Advantech Co. Ltd.	1,000	10,668
AGV Products Corp.	2,000	652
Alltek Technology Corp.	1,080	1,335
Amazing Microelectronic Corp.	1,000	3,574
AmTRAN Technology Co. Ltd.	4,000	1,670
Apacer Technology, Inc.	1,000	1,325
Apex International Co. Ltd.	1,000	2,014
Ardentec Corp.	3,000	4,479
ASE Technology Holding Co. Ltd., ADR	4,897	28,207
Asia Optical Co., Inc.	1,000	2,146
Asia Pacific Telecom Co. Ltd.(1)	10,000	2,297
Asia Polymer Corp.	3,000	2,689
Asia Vital Components Co. Ltd.	2,000	7,045
Asustek Computer, Inc.	1,000	8,321
AUO Corp.	35,000	19,111
AURAS Technology Co. Ltd.	1,000	5,044
Avermedia Technologies	1,000	792
Bank of Kaohsiung Co. Ltd.	2,060	939
Basso Industry Corp.	1,000	1,387
BenQ Materials Corp.	1,000	1,039
BenQ Medical Technology Corp.	1,000	2,502
Capital Securities Corp.	12,000	4,685
Career Technology MFG. Co. Ltd.(1)	2,000	1,725
Catcher Technology Co. Ltd.(1)	3,000	18,185
Cathay Financial Holding Co. Ltd.	20,000	29,097
Central Reinsurance Co. Ltd.	1,000	699
Chailease Holding Co. Ltd.	1,050	6,742
Chang Hwa Commercial Bank Ltd.	16,160	9,334
Chang Wah Electromaterials, Inc.	3,000	3,409
42

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Charoen Pokphand Enterprise	1,100	$2,906
CHC Healthcare Group	1,000	1,523
Cheng Loong Corp.	5,000	4,632
Cheng Mei Materials Technology Corp.(1)	4,000	1,410
Cheng Shin Rubber Industry Co. Ltd.	7,000	8,109
Cheng Uei Precision Industry Co. Ltd.	2,000	2,439
Chicony Electronics Co. Ltd.	1,000	2,670
Chin-Poon Industrial Co. Ltd.	2,000	2,038
China Bills Finance Corp.	1,000	533
China Chemical & Pharmaceutical Co. Ltd.	2,000	1,499
China Container Terminal Corp.	1,000	829
China General Plastics Corp.	2,000	1,546
China Man-Made Fiber Corp.	4,000	1,074
China Motor Corp.	2,000	3,043
China Wire & Cable Co. Ltd.	1,000	864
Chinese Maritime Transport Ltd.	1,000	1,264
Chipbond Technology Corp.	4,000	7,466
ChipMOS Technologies, Inc.	4,000	4,661
Chroma ATE, Inc.	2,000	12,273
Chung-Hsin Electric & Machinery Manufacturing Corp.	4,000	8,644
Chunghwa Telecom Co. Ltd., ADR	441	17,516
Clevo Co.	1,000	1,131
CMC Magnetics Corp.(1)	3,000	787
Co-Tech Development Corp.	1,000	1,401
Collins Co. Ltd.	1,000	596
Compal Electronics, Inc.	19,000	14,147
Compeq Manufacturing Co. Ltd.	7,000	12,004
Concord Securities Co. Ltd.	2,000	713
Continental Holdings Corp.	3,000	2,939
Coretronic Corp.	1,000	2,051
CSBC Corp. Taiwan(1)	1,000	600
CTBC Financial Holding Co. Ltd.	45,000	34,468
CTCI Corp.	4,000	5,900
DA CIN Construction Co. Ltd.	1,000	1,009
Darfon Electronics Corp.	1,000	1,349
Darwin Precisions Corp.(1)	1,000	336
Delta Electronics, Inc.	1,000	8,562
Depo Auto Parts Ind Co. Ltd.	1,000	2,713
Dimerco Express Corp.	1,000	2,634
Dynamic Holding Co. Ltd.	3,000	1,986
E Ink Holdings, Inc.	1,000	7,776
E.Sun Financial Holding Co. Ltd.	11,741	10,818
Elan Microelectronics Corp.	2,000	6,325
Elite Material Co. Ltd.	1,000	5,264
Elitegroup Computer Systems Co. Ltd.	1,000	856
Emerging Display Technologies Corp.	1,000	751
Eternal Materials Co. Ltd.	1,000	1,109
Etron Technology, Inc.(1)	1,000	1,706
Eva Airways Corp.	12,000	13,132
Evergreen International Storage & Transport Corp.	2,000	1,943
Evergreen Marine Corp. Taiwan Ltd.	7,000	20,060
43

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
EVERGREEN Steel Corp.	1,000	$2,011
Everlight Electronics Co. Ltd.	3,000	3,854
Excelliance Mos Corp.	1,000	4,212
Excelsior Medical Co. Ltd.	1,050	2,334
Far Eastern International Bank	13,000	5,232
Far Eastern New Century Corp.	15,000	16,073
Far EasTone Telecommunications Co. Ltd.	8,000	19,620
Farglory F T Z Investment Holding Co. Ltd.	1,000	1,710
Farglory Land Development Co. Ltd.	2,000	4,181
Feng TAY Enterprise Co. Ltd.	1,000	5,610
First Financial Holding Co. Ltd.	20,400	17,699
First Steamship Co. Ltd.(1)	6,000	1,886
Fitipower Integrated Technology, Inc.	1,000	4,133
FLEXium Interconnect, Inc.(1)	2,000	6,111
Flytech Technology Co. Ltd.	1,000	2,787
FocalTech Systems Co. Ltd.	1,000	2,498
Formosa Laboratories, Inc.	1,000	1,959
Formosan Union Chemical	1,000	809
Foxconn Technology Co. Ltd.	5,000	8,267
Franbo Lines Corp.	1,000	645
Fubon Financial Holding Co. Ltd.	17,000	31,876
Fulltech Fiber Glass Corp.	1,029	484
Gamania Digital Entertainment Co. Ltd.	1,000	1,985
Gemtek Technology Corp.	2,000	2,070
General Interface Solution Holding Ltd.	2,000	5,257
Getac Holdings Corp.	1,000	1,556
Gigabyte Technology Co. Ltd.	1,000	2,789
Global Brands Manufacture Ltd.	2,000	1,898
Globalwafers Co. Ltd.	1,000	15,821
Gloria Material Technology Corp.	1,000	929
Gold Circuit Electronics Ltd.	2,000	5,439
Goldsun Building Materials Co. Ltd.	4,000	3,317
Gordon Auto Body Parts	1,000	923
Gourmet Master Co. Ltd.	1,000	3,316
Grand Fortune Securities Co. Ltd.	1,000	519
Grand Pacific Petrochemical	6,000	3,685
Grape King Bio Ltd.	1,000	4,883
Great Wall Enterprise Co. Ltd.	1,050	1,694
Greatek Electronics, Inc.	2,000	3,878
GTM Holdings Corp.	1,000	825
Hai Kwang Enterprise Corp.	1,000	726
Hannstar Board Corp.	2,000	2,138
HannStar Display Corp.	10,000	3,888
HannsTouch Solution, Inc.	1,000	357
Highwealth Construction Corp.	1,000	1,586
Hiroca Holdings Ltd.	1,000	1,826
Hiwin Technologies Corp.	1,030	6,952
Ho Tung Chemical Corp.	4,000	1,225
Holtek Semiconductor, Inc.	1,000	2,416
Holy Stone Enterprise Co. Ltd.	1,000	2,919
Hon Hai Precision Industry Co. Ltd.	33,000	117,506
44

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Hong TAI Electric Industrial	1,000	$554
Horizon Securities Co. Ltd.	1,060	394
Hotai Finance Co. Ltd.	1,000	3,429
HTC Corp.(1)	1,000	2,017
Hua Nan Financial Holdings Co. Ltd.	17,578	13,342
Huang Hsiang Construction Corp.	1,000	1,504
Hung Sheng Construction Ltd.	4,000	3,389
Ibase Technology, Inc.	1,000	2,557
IBF Financial Holdings Co. Ltd.	13,650	5,975
IEI Integration Corp.	1,000	2,453
Innolux Corp.	52,000	20,482
Inpaq Technology Co. Ltd.	1,000	1,751
Integrated Service Technology, Inc.(1)	1,000	2,207
International CSRC Investment Holdings Co.	6,000	4,088
Inventec Corp.	3,000	2,271
ITE Technology, Inc.	1,000	2,286
Jarllytec Co. Ltd.	1,000	2,203
Kaimei Electronic Corp.	1,000	1,896
Kaori Heat Treatment Co. Ltd.	1,000	3,719
Kenda Rubber Industrial Co. Ltd.	1,000	1,141
Kenmec Mechanical Engineering Co. Ltd.(1)	2,000	2,179
Kerry TJ Logistics Co. Ltd.	1,000	1,342
Kindom Development Co. Ltd.	3,000	2,777
King Yuan Electronics Co. Ltd.	7,000	8,527
King's Town Bank Co. Ltd.	5,000	5,768
Kinik Co.	1,000	5,157
Kinpo Electronics	2,000	880
Kinsus Interconnect Technology Corp.	1,000	3,972
KNH Enterprise Co. Ltd.	1,000	622
L&K Engineering Co. Ltd.	2,000	2,124
LandMark Optoelectronics Corp.	1,000	5,776
Lealea Enterprise Co. Ltd.	3,000	1,127
Lien Hwa Industrial Holdings Corp.	1,050	1,958
Lingsen Precision Industries Ltd.	3,000	1,559
Lite-On Technology Corp.	2,000	4,304
Longchen Paper & Packaging Co. Ltd.	4,000	2,161
Lung Yen Life Service Corp.	1,000	1,370
Macronix International Co. Ltd.	11,000	11,807
Marketech International Corp.	1,000	4,038
Materials Analysis Technology, Inc.	1,000	4,039
MediaTek, Inc.	1,000	21,637
Mega Financial Holding Co. Ltd.	9,225	10,820
Mercuries Life Insurance Co. Ltd.(1)	9,000	2,099
Micro-Star International Co. Ltd.	2,000	7,487
Mitac Holdings Corp.	5,000	4,597
Mosel Vitelic, Inc.	1,000	1,339
MPI Corp.	1,000	3,166
Nan Ya Printed Circuit Board Corp.	1,000	8,724
Nantex Industry Co. Ltd.	1,000	1,397
Nanya Technology Corp.	6,000	10,421
Nien Made Enterprise Co. Ltd.	1,000	9,235
45

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Novatek Microelectronics Corp.	2,000	$17,111
Nuvoton Technology Corp.	1,000	4,059
O-Bank Co. Ltd.	9,000	2,554
Orient Semiconductor Electronics Ltd.	3,000	1,815
Oriental Union Chemical Corp.	3,000	1,794
Pan Jit International, Inc.	2,000	4,532
Pegatron Corp.	9,000	18,718
Phoenix Silicon International Corp.	1,060	2,415
Pixart Imaging, Inc.	1,000	3,083
Pou Chen Corp.	10,000	9,473
Powerchip Semiconductor Manufacturing Corp.	11,000	12,335
Powertech Technology, Inc.	5,000	13,952
President Chain Store Corp.	2,000	17,575
President Securities Corp.	3,000	1,644
Primax Electronics Ltd.	1,000	2,188
Prince Housing & Development Corp.	1,000	392
Promate Electronic Co. Ltd.	1,000	1,280
Qisda Corp.	2,000	1,915
Quanta Computer, Inc.	4,000	10,370
Quanta Storage, Inc.	1,000	1,447
Radiant Opto-Electronics Corp.	3,000	9,858
Raydium Semiconductor Corp.	1,000	8,998
Realtek Semiconductor Corp.	2,000	22,473
Rexon Industrial Corp. Ltd.	1,000	1,121
Ritek Corp.(1)	1,000	278
Roo Hsing Co. Ltd.(1)	1,000	96
Ruentex Development Co. Ltd.	2,000	4,124
Ruentex Industries Ltd.	1,000	2,130
Sanyang Motor Co. Ltd.	4,000	4,762
Sesoda Corp.	2,000	3,146
Shanghai Commercial & Savings Bank Ltd.	14,000	22,788
Sheng Yu Steel Co. Ltd.	1,000	839
Shih Wei Navigation Co. Ltd.	2,000	1,838
Shin Foong Specialty & Applied Materials Co. Ltd.	1,000	2,285
Shin Kong Financial Holding Co. Ltd.	58,000	16,662
Shin Zu Shing Co. Ltd.	1,000	2,880
Shinkong Insurance Co. Ltd.	2,000	3,785
Shinkong Synthetic Fibers Corp.	6,000	3,553
Sigurd Microelectronics Corp.	2,000	3,335
Silicon Integrated Systems Corp.	4,400	2,885
Simplo Technology Co. Ltd.	1,000	9,436
Sincere Navigation Corp.	1,000	698
Sinkang Industries Co. Ltd.	1,000	644
Sino-American Silicon Products, Inc.	2,000	10,904
Sinon Corp.	2,000	2,967
SinoPac Financial Holdings Co. Ltd.	41,410	23,476
Sitronix Technology Corp.	1,000	6,183
Siward Crystal Technology Co. Ltd.	1,000	1,351
Solar Applied Materials Technology Corp.	1,000	1,266
Sonix Technology Co. Ltd.	1,000	1,938
Sporton International, Inc.	1,000	7,528
46

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Sports Gear Co. Ltd.	1,000	$2,795
St Shine Optical Co. Ltd.	1,000	8,778
Standard Foods Corp.	1,000	1,346
Stark Technology, Inc.	1,000	2,766
Symtek Automation Asia Co. Ltd.	1,000	2,962
Synnex Technology International Corp.	1,000	1,823
T3EX Global Holdings Corp.	1,000	2,563
TAI Roun Products Co. Ltd.	1,000	521
Tai-Saw Technology Co. Ltd.	1,000	1,169
Taichung Commercial Bank Co. Ltd.	17,650	7,881
Taigen Biopharmaceuticals Holdings Ltd.(1)	2,000	1,240
Tainan Spinning Co. Ltd.	1,000	616
Taishin Financial Holding Co. Ltd.	41,980	20,836
Taita Chemical Co. Ltd.	1,050	775
Taiwan Business Bank	34,221	14,343
Taiwan Cement Corp.	7,399	9,525
Taiwan Cogeneration Corp.	1,000	1,219
Taiwan Cooperative Financial Holding Co. Ltd.	18,540	16,743
Taiwan Glass Industry Corp.	6,000	3,443
Taiwan High Speed Rail Corp.	7,000	6,692
Taiwan Hon Chuan Enterprise Co. Ltd.	2,000	4,904
Taiwan Mobile Co. Ltd.	1,000	3,269
Taiwan Navigation Co. Ltd.	2,000	1,770
Taiwan Paiho Ltd.	2,000	4,152
Taiwan PCB Techvest Co. Ltd.	2,000	2,511
Taiwan Secom Co. Ltd.	1,000	3,358
Taiwan Semiconductor Co. Ltd.	1,000	3,107
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,858	404,914
Taiwan Styrene Monomer	1,000	480
Taiwan Surface Mounting Technology Corp.	2,000	6,665
Taiwan TEA Corp.(1)	1,000	652
Taiwan-Asia Semiconductor Corp.	1,000	1,276
Tatung Co. Ltd.(1)	4,000	4,511
Teco Electric and Machinery Co. Ltd.	9,000	8,706
Tex-Ray Industrial Co. Ltd.	1,000	390
Thye Ming Industrial Co. Ltd.	1,000	1,410
Ton Yi Industrial Corp.	7,000	4,644
Tong Yang Industry Co. Ltd.	3,000	5,348
Topco Scientific Co. Ltd.	1,000	5,341
TPK Holding Co. Ltd.	2,000	2,370
Transcend Information, Inc.	1,000	2,167
Tripod Technology Corp.	1,000	3,283
TSRC Corp.	4,000	3,681
TTY Biopharm Co. Ltd.	1,000	2,489
Tung Ho Steel Enterprise Corp.	3,000	5,304
TXC Corp.	2,000	5,661
TYC Brother Industrial Co. Ltd.	1,000	1,000
Tycoons Group Enterprise(1)	1,000	285
Tyntek Corp.	1,000	610
TZE Shin International Co. Ltd.	1,100	604
Uni-President Enterprises Corp.	11,000	23,772
47

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Unimicron Technology Corp.	5,000	$24,499
Union Bank of Taiwan	13,796	7,438
Unitech Printed Circuit Board Corp.(1)	1,000	756
United Microelectronics Corp.(1)	30,000	39,914
United Renewable Energy Co. Ltd.(1)	3,000	2,259
Unizyx Holding Corp.	1,000	911
UPC Technology Corp.	4,000	1,836
USI Corp.	5,000	3,877
Utechzone Co. Ltd.	1,000	3,005
Vanguard International Semiconductor Corp.	2,000	4,835
Wafer Works Corp.	1,000	1,697
Walsin Lihwa Corp.	6,419	8,290
Walsin Technology Corp.	1,000	3,022
Walton Advanced Engineering, Inc.	1,000	439
Wan Hai Lines Ltd.	2,150	6,060
We & Win Development Co. Ltd.	1,000	265
WEI Chih Steel Industrial Co. Ltd.	1,000	868
Wei Chuan Foods Corp.	2,000	1,333
Weikeng Industrial Co. Ltd.	1,000	881
Win Semiconductors Corp.	1,000	5,808
Winbond Electronics Corp.	14,000	10,087
Winstek Semiconductor Co. Ltd.	1,000	1,619
Wisdom Marine Lines Co. Ltd.	3,000	5,653
Wistron Corp.	13,000	11,786
Wowprime Corp.(1)	1,000	4,083
WPG Holdings Ltd.	2,000	3,363
WT Microelectronics Co. Ltd.	2,000	4,218
XinTec, Inc.	1,000	4,281
Yageo Corp.	1,000	10,695
Yang Ming Marine Transport Corp.	7,000	17,932
Yem Chio Co. Ltd.	2,000	926
Yeong Guan Energy Technology Group Co. Ltd.	1,000	1,825
YFY, Inc.	7,000	5,663
Youngtek Electronics Corp.	1,000	2,132
Yuanta Financial Holding Co. Ltd.	33,990	22,562
Yulon Finance Corp.	1,253	6,625
Yulon Motor Co. Ltd.	4,000	5,389
Zhen Ding Technology Holding Ltd.	2,000	7,422
		2,224,767
Thailand — 2.5%
AAPICO Hitech PCL, NVDR	1,300	899
Advanced Info Service PCL, NVDR	2,200	11,574
Advanced Information Technology PCL, NVDR	5,900	1,002
AEON Thana Sinsap Thailand PCL, NVDR	800	3,629
Airports of Thailand PCL, NVDR(1)	3,400	6,775
AJ Plast PCL, NVDR	400	163
Amanah Leasing PCL, NVDR	3,900	472
Amata Corp. PCL, NVDR	5,300	3,035
AP Thailand PCL, NVDR	22,200	6,079
Aqua Corp. PCL, NVDR(1)	8,600	142
Asia Plus Group Holdings PCL, NVDR	4,400	371
48

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Asian Sea Corp. PCL, NVDR	2,300	$1,122
Asset World Corp. PCL, NVDR	18,600	2,849
Bangkok Airways PCL, NVDR(1)	800	232
Bangkok Chain Hospital PCL, NVDR	11,200	5,733
Bangkok Dusit Medical Services PCL, NVDR	18,400	14,747
Bangkok Life Assurance PCL, NVDR	3,100	3,015
BCPG PCL, NVDR	11,600	3,431
BEC World PCL, NVDR	7,700	2,952
Berli Jucker PCL, NVDR	1,400	1,287
Better World Green PCL, NVDR(1)	40,500	908
BTS Group Holdings PCL, NVDR	8,800	2,026
Bumrungrad Hospital PCL, NVDR	2,200	13,027
Carabao Group PCL, NVDR	1,000	2,767
Central Pattana PCL, NVDR	5,500	10,430
Central Plaza Hotel PCL, NVDR(1)	1,100	1,287
Central Retail Corp. PCL, NVDR	4,700	5,210
CH Karnchang PCL, NVDR	1,400	806
Charoen Pokphand Foods PCL, NVDR	10,800	7,695
Chularat Hospital PCL, NVDR	46,900	4,706
Com7 PCL, NVDR	1,200	1,131
Country Group Holdings PCL, NVDR(1)	11,700	237
CP ALL PCL, NVDR	6,200	10,450
Delta Electronics Thailand PCL, NVDR	300	4,299
Dhipaya Group Holdings PCL, NVDR	1,700	2,902
Ditto Thailand PCL, NVDR	900	1,425
Dohome PCL, NVDR	400	167
Dynasty Ceramic PCL, NVDR	29,300	2,169
Eastern Polymer Group PCL, NVDR	3,800	1,000
Eastern Water Resources Development and Management PCL, NVDR	500	88
Ekachai Medical Care PCL, NVDR	1,560	321
Energy Absolute PCL, NVDR	2,500	5,837
Forth Corp. PCL, NVDR	600	952
G J Steel PCL, NVDR(1)	85,800	917
GFPT PCL, NVDR	3,500	1,610
Gunkul Engineering PCL, NVDR	14,500	1,977
Hana Microelectronics PCL, NVDR	2,800	3,269
Home Product Center PCL, NVDR	19,500	7,428
Humanica PCL, NVDR	600	207
Indorama Ventures PCL, NVDR	6,300	7,461
Interlink Communication PCL, NVDR	2,600	598
Intouch Holdings PCL, NVDR	1,700	3,386
IT City PCL (NVDR), NVDR	1,300	222
Italian-Thai Development PCL, NVDR(1)	34,400	1,809
Jasmine International PCL, NVDR(1)	27,400	1,920
Jay Mart PCL, NVDR	700	996
JMT Network Services PCL, NVDR	1,500	3,205
JWD Infologistics PCL, NVDR	3,000	1,404
Karmarts PCL, NVDR	6,300	793
KCE Electronics PCL, NVDR	3,000	4,446
KGI Securities Thailand PCL, NVDR	7,600	1,037
49

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Kiatnakin Phatra Bank PCL, NVDR	1,800	$3,573
Krung Thai Bank PCL, NVDR	13,500	6,242
Krungthai Card PCL, NVDR	3,500	5,771
Land & Houses PCL, NVDR	43,200	10,539
Lanna Resources PCL, NVDR	3,600	2,359
LPN Development PCL, NVDR	1,700	211
Master Ad PCL, NVDR(1)	10,500	161
MBK PCL, NVDR(1)	7,100	3,168
MCS Steel PCL, NVDR	3,700	1,044
Mega Lifesciences PCL, NVDR	2,500	3,371
MFEC PCL, NVDR	800	205
Minor International PCL, NVDR(1)	3,200	2,866
MK Restaurants Group PCL, NVDR	1,800	2,908
Mono Next PCL, NVDR(1)	9,000	381
Muangthai Capital PCL, NVDR	2,000	2,327
Nusasiri PCL, NVDR(1)	5,800	162
Origin Property PCL, NVDR	4,900	1,381
Osotspa PCL, NVDR	7,500	6,421
Plan B Media PCL, NVDR(1)	14,600	2,638
Polyplex Thailand PCL, NVDR	700	439
POSCO-Thainox PCL, NVDR	5,200	169
Praram 9 Hospital PCL, NVDR	7,000	3,415
Property Perfect PCL, NVDR	11,340	127
Pruksa Holding PCL, NVDR	1,300	459
Quality Houses PCL, NVDR	59,700	3,534
Rajthanee Hospital PCL, NVDR	2,100	2,073
Ratchthani Leasing PCL, NVDR	14,500	1,890
Regional Container Lines PCL, NVDR	4,100	3,647
RS PCL, NVDR	1,600	675
S Hotels & Resorts PCL, NVDR(1)	8,800	983
S Kijchai Enterprise PCL, R Shares, NVDR	4,000	618
Sabina PCL, NVDR	1,300	944
Sansiri PCL, NVDR	63,300	1,907
Sappe PCL, NVDR	1,000	1,219
SC Asset Corp. PCL, NVDR	2,100	202
SCB X PCL, NVDR	500	1,511
Sena Development PCL, NVDR	800	87
Sermsang Power Corp. Co. Ltd., NVDR	2,770	728
Siam Global House PCL, NVDR	5,900	3,171
SISB PCL, NVDR	2,300	895
SNC Former PCL, NVDR	2,000	931
Somboon Advance Technology PCL, NVDR	2,400	1,282
Sri Trang Agro-Industry PCL, NVDR	5,200	3,218
Srisawad Corp. PCL, NVDR	2,500	3,334
STARK Corp. PCL, NVDR(1)	800	92
STP & I PCL, NVDR(1)	2,700	268
Supalai PCL, NVDR	10,500	5,612
Super Energy Corp. PCL, NVDR	54,700	1,140
Tata Steel Thailand PCL, NVDR	2,300	64
Thai Union Group PCL, NVDR	7,100	3,405
Thai Vegetable Oil PCL, NVDR	3,740	3,130
50

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Thai Wah PCL, NVDR	6,300	$974
Thaicom PCL, NVDR	600	171
Thaire Life Assurance PCL, NVDR	800	104
Thanachart Capital PCL, NVDR	1,900	2,107
Thonburi Healthcare Group PCL, NVDR	2,800	5,237
Thoresen Thai Agencies PCL, NVDR	15,300	3,477
Tipco Asphalt PCL, NVDR	7,000	3,204
Tisco Financial Group PCL, NVDR	1,300	3,340
TKS Technologies PCL, NVDR	1,000	293
TOA Paint Thailand PCL, NVDR	400	337
TQM Alpha PCL, NVDR	1,500	1,758
Triple i Logistics PCL, NVDR	2,200	790
TTW PCL, NVDR	3,200	922
U City PCL, NVDR(1)	26,300	972
VGI PCL, NVDR	4,500	540
WHA Corp. PCL, NVDR	31,600	3,029
Workpoint Entertainment PCL, NVDR	200	106
		326,292
Turkey — 0.6%
AG Anadolu Grubu Holding AS	45	183
Akbank TAS	10,689	6,865
Aksigorta AS(1)	1,013	208
Albaraka Turk Katilim Bankasi AS(1)	4,421	596
Alkim Alkali Kimya AS	221	348
Anadolu Anonim Turk Sigorta Sirketi(1)	847	377
Anadolu Efes Biracilik Ve Malt Sanayii AS	836	1,889
Aselsan Elektronik Sanayi Ve Ticaret AS	632	904
Aygaz AS	55	138
Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS	674	636
Baticim Bati Anadolu Cimento Sanayii AS(1)	212	377
BIM Birlesik Magazalar AS	893	5,358
Bogazici Beton Sanayi Ve Ticaret AS	359	119
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	171	347
Bursa Cimento Fabrikasi AS(1)	1,946	363
Coca-Cola Icecek AS	136	1,193
Dogus Otomotiv Servis ve Ticaret AS	206	1,130
EGE Gubre Sanayii AS	17	261
EGE Seramik Sanayi ve Ticaret AS	167	303
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	940	714
Enerjisa Enerji AS	826	775
Esenboga Elektrik Uretim AS	168	384
Europap Tezol Kagit Sanayi VE Ticaret AS	314	188
Fenerbahce Futbol AS(1)	50	164
Galata Wind Enerji AS	977	783
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(1)	203	748
Goodyear Lastikleri TAS(1)	530	316
Gozde Girisim Sermayesi Yatirim Ortakligi AS(1)	678	352
GSD Holding AS	2,660	638
Hektas Ticaret TAS(1)	371	836
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	171	87
51

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	606	$596
Is Finansal Kiralama AS(1)	1,844	832
Is Yatirim Menkul Degerler AS	159	248
Izmir Demir Celik Sanayi AS(1)	1,060	154
Jantsa Jant Sanayi Ve Ticaret AS	72	310
Karsan Otomotiv Sanayii Ve Ticaret AS(1)	741	329
Kartonsan Karton Sanayi ve Ticaret AS	106	418
Konya Kagit Sanayi VE Ticaret AS	261	430
Kordsa Teknik Tekstil AS	125	392
Logo Yazilim Sanayi Ve Ticaret AS	116	303
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	454	1,745
Migros Ticaret AS(1)	468	2,100
MLP Saglik Hizmetleri AS(1)	334	742
Naturel Yenilenebilir Enerji Ticaret AS	111	476
ODAS Elektrik Uretim ve Sanayi Ticaret AS(1)	3,682	912
Otokar Otomotiv Ve Savunma Sanayi AS	31	813
Parsan Makina Parcalari Sanayii AS(1)	51	112
Penta Teknoloji Urunleri Dagitim Ticaret AS	29	598
Petkim Petrokimya Holding AS(1)	2,393	1,900
Polisan Holding AS	1,677	618
Qua Granite Hayal(1)	438	743
Sekerbank Turk AS(1)	4,749	975
Sok Marketler Ticaret AS(1)	880	815
TAV Havalimanlari Holding AS(1)	441	1,505
Tekfen Holding AS	736	1,204
Tofas Turk Otomobil Fabrikasi AS	325	1,568
Trabzonspor Sportif Yatirim ve Futbol Isletmeciligi TAS(1)	500	151
Turcas Petrol AS(1)	576	408
Turk Traktor ve Ziraat Makineleri AS	34	456
Turkcell Iletisim Hizmetleri AS, ADR	744	2,210
Turkiye Halk Bankasi AS(1)	4,765	2,245
Turkiye Is Bankasi AS, C Shares	10,505	4,550
Turkiye Sinai Kalkinma Bankasi AS(1)	9,726	2,626
Turkiye Vakiflar Bankasi TAO, D Shares(1)	5,283	2,118
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	1,513	1,714
Vestel Beyaz Esya Sanayi ve Ticaret AS	849	439
Vestel Elektronik Sanayi ve Ticaret AS	626	1,024
Yapi ve Kredi Bankasi AS	11,445	4,422
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	475	421
Zorlu Enerji Elektrik Uretim AS(1)	2,704	434
		71,636
TOTAL COMMON STOCKS (Cost $13,795,192)		13,000,025
WARRANTS†
Malaysia†
Eco World Development Group Bhd(1)	360	7
Thailand†
Maco Pharma(1)	2,625	1
TOTAL WARRANTS (Cost $—)		8
52

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
RIGHTS†
Brazil†
AES Brasil Energia SA(1)	142	$2
Infracommerce CXAAS SA(1)	28	3
TOTAL RIGHTS (Cost $—)		5
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $8,563)	8,563	8,563
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $13,803,755)		13,008,601
OTHER ASSETS AND LIABILITIES†		5,487
TOTAL NET ASSETS — 100.0%		$13,014,088

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.6%
Information Technology	19.7%
Consumer Discretionary	15.5%
Industrials	10.1%
Communication Services	8.3%
Consumer Staples	7.2%
Materials	5.2%
Health Care	4.6%
Real Estate	3.0%
Utilities	1.7%
Energy	—*
Short-Term Investments	0.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
53

AUGUST 31, 2022

Avantis Responsible International Equity ETF
	Shares	Value
COMMON STOCKS — 99.6%
Australia — 7.5%
29Metals Ltd.(1)	1,583	$2,144
88 Energy Ltd.(1)	14,791	89
Accent Group Ltd.	1,891	1,923
Adairs Ltd.	689	1,062
Aeris Resources Ltd.(1)	2,630	771
ALS Ltd.	960	7,725
Altium Ltd.	178	4,390
AMP Ltd.(1)	16,829	13,264
Ansell Ltd.	107	1,935
Appen Ltd.	100	251
Arafura Resources Ltd.(1)	5,367	1,146
ARB Corp. Ltd.	158	3,233
Ardent Leisure Group Ltd.	1,690	707
ASX Ltd.	907	48,282
Atlas Arteria Ltd.	2,607	14,183
Atlassian Corp. PLC, Class A(1)	123	30,462
AUB Group Ltd.	160	2,393
Aurizon Holdings Ltd.	14,297	36,159
Australia & New Zealand Banking Group Ltd.	6,847	105,845
Australian Clinical Labs Ltd.	713	2,144
Australian Ethical Investment Ltd.	301	1,319
Australian Finance Group Ltd.	1,752	2,279
Baby Bunting Group Ltd.	724	2,150
Bank of Queensland Ltd.	3,807	18,165
Bapcor Ltd.	475	2,153
Bega Cheese Ltd.	2,798	7,596
Bendigo & Adelaide Bank Ltd.	3,259	20,005
Berkeley Energia Ltd.(1)	1,767	406
Boral Ltd.	2,367	4,733
Brambles Ltd.	6,533	54,983
Bravura Solutions Ltd.	1,839	1,973
Brickworks Ltd.	453	6,271
carsales.com Ltd.	358	5,458
Cedar Woods Properties Ltd.	367	1,136
Challenger Ltd.	5,107	22,017
Cleanaway Waste Management Ltd.	3,254	6,180
Clinuvel Pharmaceuticals Ltd.	51	696
Cochlear Ltd.	57	8,298
Codan Ltd.	330	1,622
Coles Group Ltd.	4,944	59,176
Collins Foods Ltd.	103	686
Commonwealth Bank of Australia	2,584	170,756
Computershare Ltd.	913	15,227
Credit Corp. Group Ltd.	432	5,952
CSL Ltd.	521	104,209
CSR Ltd.	2,722	8,351
Dacian Gold Ltd.(1)	1,905	129
Data#3 Ltd.	910	3,796
54

Avantis Responsible International Equity ETF
	Shares	Value
DDH1 Ltd.	1,950	$1,128
Deterra Royalties Ltd.	2,083	5,884
Domino's Pizza Enterprises Ltd.	123	5,302
Eagers Automotive Ltd.	677	6,094
Eclipx Group Ltd.(1)	2,678	4,336
Emeco Holdings Ltd.	2,908	1,806
Endeavour Group Ltd.	5,165	25,561
EVENT Hospitality and Entertainment Ltd.(1)	249	2,501
Evolution Mining Ltd.	13,520	21,727
Fenix Resources Ltd.	6,582	1,600
Firefinch Ltd.(1)	1,565	214
Fortescue Metals Group Ltd.	6,250	77,672
G8 Education Ltd.	1,090	753
Genworth Mortgage Insurance Australia Ltd.	5,303	10,203
Grange Resources Ltd.	7,522	4,447
GUD Holdings Ltd.	213	1,197
GWA Group Ltd.	1,093	1,494
Hansen Technologies Ltd.	827	2,761
Harvey Norman Holdings Ltd.	4,567	13,114
Hastings Technology Metals Ltd.(1)	130	479
Healius Ltd.	847	2,141
Humm Group Ltd.	3,182	1,159
IDP Education Ltd.(2)	243	4,784
IGO Ltd.	2,217	19,841
Imdex Ltd.	1,781	2,418
Infomedia Ltd.	3,147	3,082
Insignia Financial Ltd.	509	1,197
Insurance Australia Group Ltd.	2,258	7,135
Integral Diagnostics Ltd.	311	627
InvoCare Ltd.	249	1,869
IPH Ltd.	488	3,163
IRESS Ltd.	300	2,294
James Hardie Industries PLC	926	20,988
JB Hi-Fi Ltd.(2)	684	18,865
Jervois Global Ltd.(1)	2,263	818
Judo Capital Holdings Ltd.(1)	1,330	1,085
Kelsian Group Ltd.(2)	568	2,091
Lendlease Corp. Ltd.	2,610	18,188
Lifestyle Communities Ltd.	642	7,525
Link Administration Holdings Ltd.	509	1,492
Lovisa Holdings Ltd.	318	4,961
Macquarie Group Ltd.	317	37,930
Magellan Financial Group Ltd.(2)	695	6,101
McMillan Shakespeare Ltd.	328	3,196
Medibank Pvt Ltd.	12,687	31,958
Melbana Energy Ltd(1)	12,084	617
Mesoblast Ltd.(1)	3,114	1,811
Mineral Resources Ltd.	698	29,740
Monash IVF Group Ltd.	889	633
Money3 Corp. Ltd.	612	955
Myer Holdings Ltd.	7,479	2,565
55

Avantis Responsible International Equity ETF
	Shares	Value
National Australia Bank Ltd.	6,334	$131,343
Nearmap Ltd.(1)	2,953	4,154
Neometals Ltd.(1)	641	594
Netwealth Group Ltd.	429	3,808
Newcrest Mining Ltd. (Sydney)	1,607	19,319
nib holdings Ltd.	3,042	16,934
Nick Scali Ltd.	233	1,740
Nine Entertainment Co. Holdings Ltd.	5,567	8,263
Nuix Ltd.(1)	1,217	560
OFX Group Ltd.(1)	1,974	3,551
Omni Bridgeway Ltd.(1)	2,245	6,948
oOh!media Ltd.	2,431	2,274
Orica Ltd.	2,605	27,249
Orora Ltd.	3,257	7,336
OZ Minerals Ltd.	1,957	33,727
Pact Group Holdings Ltd.	229	237
Panoramic Resources Ltd.(1)	2,171	322
Pantoro Ltd.(1)	579	75
Pendal Group Ltd.	2,452	8,609
Pepper Money Ltd.	879	935
Perpetual Ltd.(2)	208	3,869
PEXA Group Ltd.(1)	121	1,186
Platinum Asset Management Ltd.	1,603	1,934
Praemium Ltd.(2)	2,581	1,150
Premier Investments Ltd.	451	6,485
Pro Medicus Ltd.	62	2,279
PT Goulamina Holdings Pty Ltd.(1)	1,597	628
PWR Holdings Ltd.	241	1,554
QBE Insurance Group Ltd.	3,519	28,851
Qube Holdings Ltd.	4,840	9,475
Ramsay Health Care Ltd.	168	8,188
REA Group Ltd.	69	5,950
Reece Ltd.	142	1,537
Reliance Worldwide Corp. Ltd.	787	2,068
Renascor Resources Ltd.(1)	363	46
Ridley Corp. Ltd.	3,122	4,418
Sandfire Resources Ltd.	3,051	9,423
SEEK Ltd.	150	2,116
Select Harvests Ltd.	266	898
Seven Group Holdings Ltd.	228	2,868
Seven West Media Ltd.(1)	10,683	3,759
Sigma Healthcare Ltd.	4,885	2,282
Silver Mines Ltd.(1)	2,607	309
Sims Ltd.	1,031	10,637
SmartGroup Corp. Ltd.	323	1,304
Sonic Healthcare Ltd.	513	11,863
Southern Cross Media Group Ltd.	1,529	1,117
Steadfast Group Ltd.	2,148	7,352
Strandline Resources Ltd.(1)	1,942	627
Suncorp Group Ltd.	3,697	27,303
Super Retail Group Ltd.	1,383	9,879
56

Avantis Responsible International Equity ETF
	Shares	Value
Superloop Ltd.(1)	557	$280
Syrah Resources Ltd.(1)	2,089	2,610
Technology One Ltd.	883	7,071
Telstra Corp. Ltd.	11,373	30,755
Temple & Webster Group Ltd.(1)	107	363
Transurban Group	2,672	25,351
Treasury Wine Estates Ltd.	1,623	14,559
United Malt Group Ltd.	2,099	5,083
Vulcan Steel Ltd.	377	2,025
Wesfarmers Ltd.	2,125	67,977
Westpac Banking Corp.	6,507	95,507
WiseTech Global Ltd.	139	5,490
Woolworths Group Ltd.	2,663	65,650
Xero Ltd.(1)	73	4,295
		2,019,681
Austria — 0.3%
ANDRITZ AG	102	4,698
AT&S Austria Technologie & Systemtechnik AG	177	7,878
BAWAG Group AG(1)	92	4,151
CA Immobilien Anlagen AG	41	1,306
DO & CO. AG(1)	13	1,028
Erste Group Bank AG	359	8,073
IMMOFINANZ AG(1)(2)	122	1,814
Lenzing AG	49	3,624
Oesterreichische Post AG	63	1,759
Porr AG	78	893
Raiffeisen Bank International AG	330	4,167
S IMMO AG	22	503
Semperit AG Holding	91	1,654
Telekom Austria AG(1)	287	1,792
UNIQA Insurance Group AG	519	3,431
Verbund AG	112	10,702
Vienna Insurance Group AG Wiener Versicherung Gruppe	191	4,528
Wienerberger AG	366	8,558
		70,559
Belgium — 0.9%
Ackermans & van Haaren NV	79	11,549
Ageas SA/NV	539	21,870
AGFA-Gevaert NV(1)	817	2,954
Anheuser-Busch InBev SA, ADR	583	28,194
Barco NV	337	7,510
Bekaert SA	171	5,245
bpost SA	1,047	6,360
Cie d'Entreprises CFE(1)(2)	84	836
D'ieteren Group	48	7,236
Deceuninck NV	167	386
Deme Group NV(1)	70	8,011
Econocom Group SA	78	243
Elia Group SA	67	9,733
Etablissements Franz Colruyt NV	193	5,364
Exmar NV	429	3,738
57

Avantis Responsible International Equity ETF
	Shares	Value
Fagron	521	$6,689
Galapagos NV, ADR(1)	187	9,361
Gimv NV	162	8,288
KBC Group NV	492	23,465
Kinepolis Group NV(1)	87	3,814
Ontex Group NV(1)	584	3,353
Proximus SADP	814	10,362
Recticel SA	93	1,296
Shurgard Self Storage SA	78	3,765
Telenet Group Holding NV	47	668
UCB SA	288	20,237
Umicore SA	1,045	33,217
VGP NV	21	3,053
		246,797
Canada — 11.0%
Absolute Software Corp.(2)	238	2,571
AG Growth International, Inc.	142	4,246
AGF Management Ltd., Class B	238	1,118
Agnico Eagle Mines Ltd.	907	37,403
Aimia, Inc.(1)(2)	429	1,336
Alamos Gold, Inc., Class A	2,667	19,231
Alexco Resource Corp.(1)	144	65
Algoma Steel Group, Inc.(2)	600	5,482
Amerigo Resources Ltd.	1,578	1,274
Aritzia, Inc.(1)	478	15,548
Ascot Resources Ltd.(1)	1,191	326
Atrium Mortgage Investment Corp.(2)	238	2,158
B2Gold Corp.	6,478	19,878
Ballard Power Systems, Inc.(1)	287	2,240
Bank of Montreal	1,538	141,990
Bank of Nova Scotia	2,462	136,133
BCE, Inc.	238	11,485
BELLUS Health, Inc.(1)	478	5,452
Bird Construction, Inc.(2)	238	1,201
Bonterra Energy Corp.(1)	380	2,546
Boralex, Inc., A Shares	480	18,091
Boston Pizza Royalties Income Fund	142	1,716
Brookfield Business Corp., Class A(2)	69	1,678
Brookfield Renewable Corp., Class A	478	18,369
BRP, Inc.	142	9,849
CAE, Inc.(1)	238	4,346
Calian Group Ltd.	142	6,504
Canaccord Genuity Group, Inc.	678	4,052
Canada Goose Holdings, Inc.(1)	142	2,558
Canadian Imperial Bank of Commerce	2,400	113,499
Canadian National Railway Co.	820	97,518
Canadian Tire Corp. Ltd., Class A	238	27,992
Canadian Western Bank	478	8,913
Capstone Mining Corp.(1)	2,858	6,420
Cascades, Inc.	478	3,257
CCL Industries, Inc., Class B	238	11,674
58

Avantis Responsible International Equity ETF
	Shares	Value
Celestica, Inc.(1)	713	$7,356
Centerra Gold, Inc.	1,700	7,702
CES Energy Solutions Corp.	1,238	2,338
CGI, Inc.(1)	380	30,091
CI Financial Corp.	478	5,241
Cineplex, Inc.(1)	238	1,633
Cogeco Communications, Inc.	142	8,694
Colliers International Group, Inc. (Toronto)	142	16,541
Computer Modelling Group Ltd.	478	1,674
Copper Mountain Mining Corp.(1)(2)	1,238	1,376
Corby Spirit & Wine Ltd.	238	3,218
Corus Entertainment, Inc., B Shares	1,638	4,615
Definity Financial Corp.	600	16,995
Descartes Systems Group, Inc.(1)	142	10,003
Dollarama, Inc.	478	29,109
Dorel Industries, Inc., Class B	478	2,471
DREAM Unlimited Corp., Class A	142	3,048
Eldorado Gold Corp. (Toronto)(1)	1,238	6,825
Element Fleet Management Corp.	3,107	39,129
Empire Co. Ltd., Class A	962	27,402
Enghouse Systems Ltd.	142	3,466
EQB, Inc.	142	5,694
Fairfax Financial Holdings Ltd.	100	49,853
Fiera Capital Corp.	238	1,654
Finning International, Inc.	478	10,300
First National Financial Corp.(2)	238	6,739
Fission Uranium Corp.(1)	2,380	1,504
Fortuna Silver Mines, Inc.(1)	2,620	6,064
Franco-Nevada Corp.	142	17,072
Freehold Royalties Ltd.(2)	858	9,368
Gear Energy Ltd.	3,191	3,013
George Weston Ltd.	238	27,210
GFL Environmental, Inc.	238	6,705
Gildan Activewear, Inc.	713	21,086
goeasy Ltd.	100	9,126
GoGold Resources, Inc.(1)	138	188
GoldMining, Inc.(1)(2)	1,522	1,344
Great-West Lifeco, Inc.	1,107	26,003
Home Capital Group, Inc.	478	10,169
Hudbay Minerals, Inc.	1,429	6,311
Hydro One Ltd.	1,487	40,262
i-80 Gold Corp.(1)	907	1,623
iA Financial Corp., Inc.	907	48,722
IAMGOLD Corp.(1)(2)	3,238	3,871
IBI Group, Inc.(1)	238	3,506
IGM Financial, Inc.	142	3,865
InPlay Oil Corp.(1)	400	1,139
Intact Financial Corp.	238	34,476
Interfor Corp.(1)	620	15,253
Karora Resources, Inc.(1)	1,238	2,696
Labrador Iron Ore Royalty Corp.	480	10,668
59

Avantis Responsible International Equity ETF
	Shares	Value
Laurentian Bank of Canada	238	$6,520
LifeWorks, Inc.	238	5,786
Linamar Corp.	342	16,168
Loblaw Cos. Ltd.	580	51,259
Lundin Mining Corp.	5,722	29,757
Magna International, Inc.	778	44,944
Major Drilling Group International, Inc.(1)	762	5,164
Manulife Financial Corp.	7,491	129,589
Maple Leaf Foods, Inc.	238	4,199
Martinrea International, Inc.	787	6,202
MCAN Mortgage Corp.	142	1,730
MDA Ltd.(1)	142	805
Medical Facilities Corp.	238	1,823
Metro, Inc.(2)	578	30,402
Mullen Group Ltd.	700	7,494
National Bank of Canada	1,558	103,076
Neo Performance Materials, Inc.	142	1,564
North American Construction Group Ltd.(2)	478	5,496
North West Co., Inc.	238	6,170
Northern Dynasty Minerals Ltd.(1)(2)	2,380	670
Novagold Resources, Inc.(1)	1,102	4,882
Nutrien Ltd.	1,149	105,482
OceanaGold Corp.(1)	6,907	10,203
Onex Corp.	380	18,792
Open Text Corp.	480	15,120
Osisko Gold Royalties Ltd. (Toronto)	620	6,000
Pan American Silver Corp.	1,238	18,419
Pason Systems, Inc.	600	6,350
Pine Cliff Energy Ltd.(2)	1,809	2,603
Pizza Pizza Royalty Corp.(2)	238	2,385
Polaris Renewable Energy, Inc.	142	2,085
Power Corp. of Canada	478	12,291
PrairieSky Royalty Ltd.	500	6,815
Quebecor, Inc., Class B	667	14,408
Real Matters, Inc.(1)	478	2,107
Recipe UnLtd. Corp.(1)	61	914
Resolute Forest Products, Inc.(1)	400	8,095
Restaurant Brands International, Inc.	762	44,983
Ritchie Bros Auctioneers, Inc.	338	23,414
Rogers Communications, Inc., Class B	478	20,582
Royal Bank of Canada	2,062	191,748
Russel Metals, Inc.	578	12,499
Sandstorm Gold Ltd.	1,029	5,853
Saputo, Inc.	238	6,044
Shawcor Ltd.(1)	478	2,861
Sherritt International Corp.(1)(2)	3,093	918
Shopify, Inc., Class A(1)	200	6,332
Sleep Country Canada Holdings, Inc.	242	4,883
Softchoice Corp.	238	3,329
Spin Master Corp., VTG Shares(1)	238	8,354
Sprott, Inc.	142	5,370
60

Avantis Responsible International Equity ETF
	Shares	Value
SSR Mining, Inc.(2)	1,191	$16,078
Stantec, Inc.	238	11,295
Stella-Jones, Inc.	438	13,337
StorageVault Canada, Inc.	200	929
Sun Life Financial, Inc.	1,142	50,311
Surge Energy, Inc.	478	3,669
Teck Resources Ltd., Class B	3,087	104,549
TELUS Corp.	813	18,311
TFI International, Inc.	238	23,745
Thomson Reuters Corp.	100	11,012
Tidewater Midstream and Infrastructure Ltd.	2,191	2,019
Toromont Industries Ltd.	380	29,414
Toronto-Dominion Bank	1,571	101,065
Total Energy Services, Inc.	429	2,375
Transcontinental, Inc., Class A	338	4,262
TransGlobe Energy Corp.	762	2,530
Tricon Residential, Inc. (Toronto)	1,287	13,435
Trisura Group Ltd.(1)	238	6,303
Uni-Select, Inc.(1)	238	6,732
Wajax Corp.	478	7,723
West Fraser Timber Co. Ltd.	620	55,469
Western Forest Products, Inc.	4,000	4,690
Westport Fuel Systems, Inc.(1)	629	685
Westshore Terminals Investment Corp.	142	3,306
Wheaton Precious Metals Corp.	478	14,591
Winpak Ltd.	142	4,696
WSP Global, Inc.	238	28,362
Yamana Gold, Inc.	5,907	26,086
Yangarra Resources Ltd.(1)	1,049	2,252
		2,964,700
Denmark — 2.2%
ALK-Abello A/S(1)	335	6,228
Alm Brand A/S	2,988	4,378
Bang & Olufsen A/S(1)	180	312
Bavarian Nordic A/S(1)	154	5,802
Carlsberg A/S, B Shares	58	7,531
Chemometec A/S	29	3,102
Chr Hansen Holding A/S	98	5,710
Coloplast A/S, B Shares	142	16,221
Danske Bank A/S	1,931	25,785
DSV A/S	72	10,639
FLSmidth & Co. A/S	100	2,768
Genmab A/S, ADR(1)	991	35,171
GN Store Nord A/S	87	2,461
H Lundbeck A/S	629	2,470
H Lundbeck A/S, A Shares(1)	158	605
H+H International A/S, B Shares(1)	79	1,270
ISS A/S(1)	57	998
Jyske Bank A/S(1)	222	11,112
Nilfisk Holding A/S(1)	42	939
NKT A/S(1)	146	7,453
61

Avantis Responsible International Equity ETF
	Shares	Value
Novo Nordisk A/S, ADR	2,457	$260,688
Novozymes A/S, B Shares	412	23,646
NTG Nordic Transport Group A/S(1)	9	349
Orsted A/S	282	27,524
Pandora A/S	192	11,535
Per Aarsleff Holding A/S	104	2,991
Ringkjoebing Landbobank A/S	34	3,630
ROCKWOOL A/S, B Shares	33	6,793
Royal Unibrew A/S	49	3,671
SimCorp A/S	103	7,522
Solar A/S, B Shares	50	4,042
Spar Nord Bank A/S	457	5,174
Sparekassen Sjaelland-Fyn A/S	97	2,114
Sydbank A/S	287	8,293
Topdanmark A/S	179	9,387
Tryg A/S	691	15,614
Vestas Wind Systems A/S	2,186	54,696
		598,624
Finland — 1.0%
Aktia Bank Oyj	171	1,765
Anora Group Oyj	65	530
Cargotec Oyj, B Shares	13	442
Caverion OYJ	171	837
Citycon Oyj(1)	350	2,480
Elisa Oyj	189	10,107
F-Secure Oyj(1)	53	133
Huhtamaki Oyj	28	980
Kemira Oyj	482	5,802
Kesko Oyj, B Shares	762	16,031
Kojamo Oyj	379	6,345
Kone Oyj, B Shares	564	22,556
Konecranes Oyj	98	2,304
Lassila & Tikanoja Oyj	93	999
Marimekko Oyj	238	2,347
Metso Outotec Oyj	1,353	10,582
Nokia Oyj, ADR	6,195	31,285
Nokian Renkaat Oyj	361	3,747
Orion Oyj, Class B	308	13,965
Outokumpu Oyj	2,079	8,337
Puuilo Oyj	362	1,727
QT Group Oyj(1)	29	1,470
Raisio Oyj, V Shares	191	416
Rovio Entertainment Oyj	58	349
Sampo Oyj, A Shares	809	36,599
Sanoma Oyj	139	1,896
Stora Enso Oyj, R Shares	1,903	28,328
Taaleri Oyj	89	869
Talenom Oyj	78	851
TietoEVRY Oyj	63	1,612
Tokmanni Group Corp.	271	3,235
UPM-Kymmene Oyj	737	25,039
62

Avantis Responsible International Equity ETF
	Shares	Value
Uponor Oyj	222	$3,326
Valmet Oyj	213	5,399
Wartsila Oyj Abp	754	6,217
YIT Oyj(2)	608	1,990
		260,897
France — 9.1%
Accor SA(1)	309	7,370
Aeroports de Paris(1)	73	9,996
Airbus SE	640	62,716
ALD SA(2)	813	8,849
Alstom SA	549	11,251
Alten SA	119	14,631
Amundi SA	120	6,084
APERAM SA(2)	151	4,076
Arkema SA	368	31,067
Atos SE(1)	118	1,191
Aubay	17	832
AXA SA	4,747	111,800
Believe SA(1)	30	247
Beneteau SA	167	1,780
Bigben Interactive	33	404
BioMerieux	197	18,016
Biosynex	53	779
BNP Paribas SA	1,603	74,492
Bureau Veritas SA	913	22,661
Capgemini SE	190	32,828
Carbios SACA(1)	25	718
Carrefour SA	3,574	59,652
Casino Guichard Perrachon SA(1)	122	1,581
Catana Group	227	1,403
Chargeurs SA	42	629
Cie de Saint-Gobain	1,762	70,969
Cie des Alpes(1)	232	3,670
Cie Generale des Etablissements Michelin SCA	3,475	84,516
Cie Plastic Omnium SA	492	9,123
Coface SA(1)	744	7,440
Credit Agricole SA	1,774	16,327
Danone SA	387	20,364
Dassault Systemes SE	399	15,387
DBV Technologies SA(1)	183	756
Derichebourg SA	729	4,101
Edenred	303	15,326
Electricite de France SA	2,823	33,752
Elis SA	136	1,739
Equasens	9	697
Esker SA	9	1,167
EssilorLuxottica SA	160	23,830
Esso SA Francaise(1)	11	677
Etablissements Maurel et Prom SA	717	3,629
Eurazeo SE	383	22,873
Euroapi SA(1)	236	3,679
63

Avantis Responsible International Equity ETF
	Shares	Value
Eurobio Scientific SA(1)	72	$1,328
Eurofins Scientific SE	399	27,606
Euronext NV	109	8,055
Eutelsat Communications SA	1,608	14,544
Faurecia SE(1)	659	9,451
Fnac Darty SA	9	303
Francaise Energie(1)	8	476
Genfit(1)	530	2,244
Getlink SE	780	14,688
Groupe Gorge SA(1)	20	403
Groupe LDLC	19	518
Guerbet	21	407
Hermes International	54	69,161
ID Logistics Group(1)	18	5,036
Ipsen SA	268	25,684
IPSOS	38	1,726
Jacquet Metals SACA	58	918
JCDecaux SA(1)	408	5,658
Kaufman & Broad SA	77	1,824
Kering SA	151	75,765
L'Oreal SA	180	61,820
Legrand SA	251	18,161
LVMH Moet Hennessy Louis Vuitton SE	343	221,326
Maisons du Monde SA	249	2,383
Manitou BF SA	38	626
McPhy Energy SA(1)	86	1,091
Mersen SA	112	3,312
Metropole Television SA	217	2,679
Nacon SA(1)	9	43
Neoen SA	207	8,550
Nexans SA	177	16,172
Nexity SA	100	2,239
Novacyt SA(1)	189	225
Orange SA, ADR(2)	9,067	91,486
Orpea SA(1)	127	2,763
Pernod Ricard SA	280	51,377
Publicis Groupe SA	148	7,226
Quadient SA	234	3,964
Remy Cointreau SA	81	15,022
Renault SA(1)	532	15,153
ReWorld Media SA(1)	207	1,312
Rexel SA(1)	918	14,910
Safran SA	1,051	107,154
Sanofi, ADR	2,146	88,050
Sartorius Stedim Biotech	31	11,339
Schneider Electric SE	223	26,505
SCOR SE	757	12,527
SEB SA	91	6,740
SES SA	4,009	28,145
SES-imagotag SA(1)	43	4,298
SMCP SA(1)	348	1,906
64

Avantis Responsible International Equity ETF
	Shares	Value
Societe BIC SA	123	$6,997
Societe Generale SA	1,749	38,557
Sodexo SA	140	10,707
SOITEC(1)	131	18,502
Solutions 30 SE(1)	732	2,137
Somfy SA	29	3,208
Sopra Steria Group SACA	40	5,521
SPIE SA	468	10,189
STMicroelectronics NV, NY Shares	2,870	100,163
Sword Group	29	1,163
Technicolor SA(1)	940	2,922
Teleperformance	157	44,715
Television Francaise 1	449	2,847
Thales SA	550	66,308
Trigano SA	9	779
Ubisoft Entertainment SA(1)	749	34,540
Valeo	1,187	22,674
Vinci SA	1,183	109,136
Virbac SA	26	9,639
Vivendi SE	2,000	18,129
Voltalia SA(1)	140	2,998
Wavestone	33	1,537
Worldline SA(1)	100	4,284
		2,437,026
Germany — 6.4%
1&1 AG	49	788
7C Solarparken AG	288	1,550
Adesso SE	18	2,181
adidas AG	295	43,744
ADLER Group SA(1)	301	844
Allianz SE	518	87,561
Amadeus Fire AG	29	2,893
Aroundtown SA	2,764	8,061
Atoss Software AG	22	2,918
Aumann AG	33	507
Aurubis AG	208	12,594
BASF SE	1,574	66,578
Bayer AG	705	37,286
Bayerische Motoren Werke AG	639	47,081
Bayerische Motoren Werke AG, Preference Shares	108	7,509
BayWa AG	33	1,428
Bechtle AG	191	7,317
Beiersdorf AG	232	23,418
Bertrandt AG	13	444
Bilfinger SE	67	1,989
Borussia Dortmund GmbH & Co. KGaA(1)	120	470
Brenntag SE	103	6,753
Carl Zeiss Meditec AG	76	9,459
CECONOMY AG	995	1,440
Cewe Stiftung & Co. KGAA	30	2,372
Cliq Digital AG	44	1,152
65

Avantis Responsible International Equity ETF
	Shares	Value
Commerzbank AG(1)	4,051	$26,955
CompuGroup Medical SE & Co. KgaA	83	3,122
Continental AG	193	11,112
Covestro AG	919	27,710
CTS Eventim AG & Co. KGaA(1)	261	14,032
Daimler Truck Holding AG(1)	1,794	45,870
Datagroup SE	23	1,510
Delivery Hero SE(1)	38	1,577
Dermapharm Holding SE	56	2,597
Deutsche Bank AG	4,503	37,420
Deutsche Beteiligungs AG	58	1,622
Deutsche Boerse AG	272	45,988
Deutsche Lufthansa AG(1)	3,484	20,713
Deutsche Pfandbriefbank AG	710	6,127
Deutsche Post AG	2,037	74,349
Deutsche Rohstoff AG	40	1,090
Deutsche Telekom AG	4,138	77,990
Deutz AG	432	1,627
DIC Asset AG	102	1,044
Draegerwerk AG & Co. KGaA	15	606
Draegerwerk AG & Co. KGaA, Preference Shares	16	757
Duerr AG	170	3,745
ElringKlinger AG	168	1,179
Encavis AG	539	11,519
Energiekontor AG	47	4,129
Evonik Industries AG	599	11,168
Evotec SE(1)	351	7,716
Fielmann AG	130	4,831
flatexDEGIRO AG(1)	230	2,213
Fraport AG Frankfurt Airport Services Worldwide(1)	93	4,021
Freenet AG	300	6,539
Fresenius Medical Care AG & Co. KGaA, ADR	221	3,779
Fresenius SE & Co. KGaA	110	2,721
GEA Group AG	567	19,724
Gerresheimer AG	163	8,526
GFT Technologies SE	61	2,028
Grand City Properties SA	378	4,485
GRENKE AG	136	3,270
Hamburger Hafen und Logistik AG	191	2,336
Hannover Rueck SE	87	12,823
HelloFresh SE(1)	427	10,195
Henkel AG & Co. KGaA	123	7,692
Henkel AG & Co. KGaA, Preference Shares	213	13,746
Hensoldt AG	160	3,558
HOCHTIEF AG	98	4,839
Hornbach Holding AG & Co. KGaA	62	4,373
HUGO BOSS AG	392	21,365
Hypoport SE(1)	7	1,367
Infineon Technologies AG	2,109	51,605
Instone Real Estate Group SE	352	3,116
Jenoptik AG	163	3,449
66

Avantis Responsible International Equity ETF
	Shares	Value
JOST Werke AG	70	$2,594
Jungheinrich AG, Preference Shares	128	3,125
KION Group AG	182	7,272
Kloeckner & Co. SE	278	2,509
Knorr-Bremse AG	182	8,821
Koenig & Bauer AG(1)	51	595
Kontron AG	290	4,412
Krones AG	78	6,424
Lang & Schwarz AG	33	470
Lanxess AG	376	12,687
LEG Immobilien SE	167	12,621
Leoni AG(1)	233	1,633
Manz AG(1)	3	82
Mercedes-Benz Group AG	1,171	65,653
Merck KGaA	63	10,822
METRO AG(1)	621	4,944
MTU Aero Engines AG	247	43,561
Muenchener Rueckversicherungs-Gesellschaft AG	143	34,166
Mutares SE & Co. KGaA	109	1,759
Nagarro SE(1)	23	2,311
Nemetschek SE	140	8,247
New Work SE	17	2,026
Nordex SE(1)	151	1,452
Norma Group SE	146	2,296
Patrizia SE	42	531
Pfeiffer Vacuum Technology AG	14	1,848
Porsche Automobil Holding SE, Preference Shares	288	20,307
ProSiebenSat.1 Media SE	292	2,257
Puma SE	150	9,169
PVA TePla AG(1)	158	2,654
QIAGEN NV(1)	442	20,080
Rational AG	9	4,854
Rheinmetall AG	221	35,083
SAF-Holland SE	145	1,154
SAP SE, ADR	321	27,356
Sartorius AG, Preference Shares	37	15,415
Schaeffler AG, Preference Shares	856	4,460
Scout24 SE	143	8,239
Secunet Security Networks AG	9	1,958
SGL Carbon SE(1)	211	1,434
Siemens AG	557	56,421
Siemens Energy AG(1)	705	10,370
Siemens Healthineers AG	385	18,813
Siltronic AG	37	2,536
Sixt SE	88	8,605
Sixt SE, Preference Shares	110	6,575
Stabilus SA	139	7,110
STRATEC SE	51	4,347
Stroeer SE & Co. KGaA	98	4,165
SUESS MicroTec SE	97	1,201
Symrise AG	120	12,556
67

Avantis Responsible International Equity ETF
	Shares	Value
Synlab AG	252	$3,694
TAG Immobilien AG	389	3,589
TeamViewer AG(1)	653	6,535
Telefonica Deutschland Holding AG	5,671	14,722
United Internet AG	430	9,727
Varta AG	47	3,297
Vitesco Technologies Group AG, Class A(1)	132	6,446
Volkswagen AG	44	8,139
Volkswagen AG, Preference Shares	273	38,831
Vonovia SE	1,628	44,072
Wacker Chemie AG	70	9,955
Wacker Neuson SE	134	2,218
Zalando SE(1)	259	5,997
		1,711,414
Hong Kong — 2.6%
AIA Group Ltd.	17,200	165,485
ASMPT Ltd.	2,200	17,040
Bank of East Asia Ltd.	10,000	12,599
BOC Hong Kong Holdings Ltd.	9,500	32,697
Budweiser Brewing Co. APAC Ltd.	1,300	3,821
Cafe de Coral Holdings Ltd.	2,000	2,863
Chow Tai Fook Jewellery Group Ltd.	1,600	3,220
CITIC Telecom International Holdings Ltd.	2,000	691
CK Asset Holdings Ltd.	6,500	43,873
CK Hutchison Holdings Ltd.	3,500	22,602
Cowell e Holdings, Inc.(1)	2,000	4,054
E-Commodities Holdings Ltd.	16,000	3,573
EC Healthcare	1,000	703
Esprit Holdings Ltd.(1)	2,500	311
ESR Group Ltd.(1)	1,800	5,040
First Pacific Co. Ltd.	2,000	771
Fosun Tourism Group(1)(2)	600	838
Futu Holdings Ltd., ADR(1)	28	1,375
Giordano International Ltd.	10,000	2,327
Green Future Food Hydrocolloid Marine Science Co. Ltd.(1)	2,000	892
Hang Lung Group Ltd.	8,000	13,531
Hang Lung Properties Ltd.	10,000	16,630
Hang Seng Bank Ltd.	1,200	18,788
Henderson Land Development Co. Ltd.	7,000	23,416
HKBN Ltd.	1,000	955
HKT Trust & HKT Ltd.	7,000	9,391
Hong Kong Exchanges & Clearing Ltd.	1,500	60,442
Hongkong Land Holdings Ltd.	2,900	14,019
Hysan Development Co. Ltd.	1,000	2,818
IGG, Inc.	3,000	1,290
Johnson Electric Holdings Ltd.	500	591
K Wah International Holdings Ltd.	7,000	2,640
Kerry Properties Ltd.	5,000	11,528
Luk Fook Holdings International Ltd.	2,000	5,113
Man Wah Holdings Ltd.	6,000	4,742
Modern Dental Group Ltd.	1,000	285
68

Avantis Responsible International Equity ETF
	Shares	Value
MTR Corp. Ltd.	1,000	$5,121
New World Development Co. Ltd.	10,000	32,586
NWS Holdings Ltd.	14,000	13,468
Oriental Watch Holdings	2,000	1,142
Pacific Textiles Holdings Ltd.	9,000	3,380
PC Partner Group Ltd.	2,000	1,901
PCCW Ltd.	8,000	4,005
Perfect Medical Health Management Ltd.	1,000	511
Shangri-La Asia Ltd.(1)	2,000	1,595
Singamas Container Holdings Ltd.	16,000	1,482
Sino Land Co. Ltd.	18,000	26,322
Sun Hung Kai Properties Ltd.	3,500	41,119
SUNeVision Holdings Ltd.	4,000	2,621
Swire Properties Ltd.	4,200	9,680
Tam Jai International Co. Ltd.	2,000	666
Techtronic Industries Co. Ltd.	500	5,897
Texhong Textile Group Ltd.	3,500	3,288
Time Interconnect Technology Ltd.	8,000	2,315
Value Partners Group Ltd.	8,000	2,346
VSTECS Holdings Ltd.	2,000	1,322
VTech Holdings Ltd.	1,300	8,841
Wharf Real Estate Investment Co. Ltd.	2,000	9,100
Yue Yuen Industrial Holdings Ltd.	6,000	8,946
Zensun Enterprises Ltd.(1)	3,000	947
		699,555
Ireland — 0.5%
AIB Group PLC	4,535	10,287
Bank of Ireland Group PLC	6,964	42,909
Cairn Homes PLC	3,773	3,763
Dalata Hotel Group PLC(1)	1,251	4,382
Glenveagh Properties PLC(1)	5,562	5,661
Kerry Group PLC, A Shares	286	29,493
Kingspan Group PLC	234	13,249
Origin Enterprises PLC	1,921	7,201
Smurfit Kappa Group PLC	908	30,445
Uniphar PLC(1)	393	1,341
		148,731
Israel — 1.1%
AFI Properties Ltd.	13	642
Africa Israel Residences Ltd.	32	1,690
Airport City Ltd.(1)	147	3,076
Alony Hetz Properties & Investments Ltd.	322	5,193
Altshuler Shaham Penn Ltd.	336	1,028
Amos Luzon Development & Energy Group Ltd.(1)	1,331	758
Amot Investments Ltd.	466	3,330
Argo Properties NV(1)	20	637
AudioCodes Ltd.	33	734
Aura Investments Ltd.	320	621
Azorim-Investment Development & Construction Co. Ltd.	328	1,341
Azrieli Group Ltd.	47	3,899
B Communications Ltd.(1)	188	971
69

Avantis Responsible International Equity ETF
	Shares	Value
Bank Hapoalim BM	3,173	$32,896
Bank Leumi Le-Israel BM	2,899	30,646
Big Shopping Centers Ltd.	19	2,717
Blue Square Real Estate Ltd.	21	1,815
Caesarstone Ltd.	88	897
Camtek Ltd.(1)	20	537
Carasso Motors Ltd.	393	2,491
Cellebrite DI Ltd.(1)(2)	39	189
Ceragon Networks Ltd.(1)(2)	564	1,246
Check Point Software Technologies Ltd.(1)	146	17,555
Cognyte Software Ltd.(1)	267	1,394
CyberArk Software Ltd.(1)	23	3,318
Danel Adir Yeoshua Ltd.	17	2,077
Delek Automotive Systems Ltd.	397	6,122
Delta Galil Industries Ltd.	57	3,024
Electra Consumer Products 1970 Ltd.	37	1,711
Energix-Renewable Energies Ltd.	151	688
FIBI Holdings Ltd.	78	4,100
Formula Systems 1985 Ltd.	7	695
Fox Wizel Ltd.	22	3,193
Gazit-Globe Ltd.	409	2,662
Gilat Satellite Networks Ltd.(1)	151	981
Hilan Ltd.	48	2,921
ICL Group Ltd.	1,446	13,807
Infinya Ltd.	31	3,145
Innoviz Technologies Ltd.(1)	177	889
Isracard Ltd.	1,434	4,773
Israel Land Development - Urban Renewal Ltd.	151	2,691
Israel Shipyards Industries	22	643
Isras Investment Co. Ltd.	11	2,635
Ituran Location and Control Ltd.	93	2,312
M Yochananof & Sons Ltd.	29	1,824
Magic Software Enterprises Ltd.	159	2,730
Matrix IT Ltd.	77	2,021
Maytronics Ltd.	29	417
Mega Or Holdings Ltd.	33	1,141
Melisron Ltd.	42	3,430
Mivne Real Estate KD Ltd.	821	3,013
Mizrahi Tefahot Bank Ltd.	438	17,814
Nano Dimension Ltd., ADR(1)(2)	142	422
Neto Malinda Trading Ltd.(1)	33	1,278
Nice Ltd., ADR(1)(2)	39	8,321
Norstar Holdings, Inc.	79	759
Nova Ltd.(1)	67	6,575
One Software Technologies Ltd.	225	4,148
OY Nofar Energy Ltd.(1)	22	738
Partner Communications Co. Ltd.(1)	678	5,864
Perion Network Ltd.(1)	169	3,438
Prashkovsky Investments and Construction Ltd.	37	1,237
Property & Building Corp. Ltd.(1)	11	1,128
RADA Electronic Industries Ltd.(1)	22	221
70

Avantis Responsible International Equity ETF
	Shares	Value
Radware Ltd.(1)	97	$2,082
Retailors Ltd.	70	1,804
Sapiens International Corp. NV	52	1,169
Scope Metals Group Ltd.	71	3,559
Shufersal Ltd.	1,427	9,773
Sisram Medical Ltd.	400	467
Strauss Group Ltd.	150	3,923
Summit Real Estate Holdings Ltd.	67	1,263
Tamar Petroleum Ltd.	278	899
Tel Aviv Stock Exchange Ltd.	440	2,092
Teva Pharmaceutical Industries Ltd., ADR(1)	1,412	12,765
Wix.com Ltd.(1)	28	1,772
YH Dimri Construction & Development Ltd.	32	2,537
		289,314
Italy — 2.1%
ACEA SpA	667	7,987
Amplifon SpA	279	7,271
Anima Holding SpA	135	459
Arnoldo Mondadori Editore SpA	1,063	1,735
Assicurazioni Generali SpA	1,081	15,855
Atlantia SpA	1,450	33,203
Autogrill SpA(1)	857	5,621
Azimut Holding SpA	826	13,158
Banca Generali SpA	374	9,887
Banca IFIS SpA	231	2,758
Banca Mediolanum SpA	1,177	7,500
Banco BPM SpA	8,437	20,948
BFF Bank SpA	1,260	7,976
Brembo SpA	278	2,550
Brunello Cucinelli SpA	220	11,394
Cairo Communication SpA	670	1,042
Carel Industries SpA	67	1,436
CNH Industrial NV	2,748	33,457
d'Amico International Shipping SA(1)	13,842	3,325
Davide Campari-Milano NV	277	2,718
De' Longhi SpA	228	3,982
DiaSorin SpA	11	1,443
Digital Bros SpA	45	1,110
Digital Value SpA(1)	9	600
doValue SpA	317	1,816
Enav SpA(1)	699	2,890
Esprinet SpA	120	816
Ferrari NV	122	23,551
Fila SpA	87	656
Fincantieri SpA(1)	4,368	2,190
FinecoBank Banca Fineco SpA	1,076	11,634
Geox SpA(1)	567	440
GVS SpA(1)	78	704
Infrastrutture Wireless Italiane SpA	177	1,640
Innovatec SpA(1)	280	544
Interpump Group SpA	29	1,023
71

Avantis Responsible International Equity ETF
	Shares	Value
Intesa Sanpaolo SpA	23,533	$40,512
Iveco Group NV(1)	809	4,091
Juventus Football Club SpA(1)	6,262	2,265
Leonardo SpA	1,800	14,731
Maire Tecnimont SpA	973	2,469
MARR SpA	144	1,691
Mediobanca Banca di Credito Finanziario SpA	1,513	11,977
MFE-MediaForEurope NV, Class A(1)	4,931	2,092
MFE-MediaForEurope NV, Class B(1)	1,792	1,042
Moncler SpA	247	10,989
Nexi SpA(1)	119	976
Orsero SpA	91	1,502
OVS SpA	1,733	2,621
Piaggio & C SpA	723	1,766
Poste Italiane SpA	1,900	15,185
Prysmian SpA	590	18,103
RAI Way SpA	743	3,594
Recordati Industria Chimica e Farmaceutica SpA	39	1,591
Reply SpA	20	2,354
Safilo Group SpA(1)	778	1,090
Salvatore Ferragamo SpA	333	5,356
Sanlorenzo SpA/Ameglia	32	1,005
Sesa SpA	60	7,334
SOL SpA	100	1,786
Stellantis NV	3,788	50,458
Technogym SpA	498	3,415
Terna - Rete Elettrica Nazionale	7,046	50,092
Tod's SpA(1)	50	2,020
UniCredit SpA	4,917	48,117
Unieuro SpA(2)	91	1,035
Unipol Gruppo SpA	1,493	6,252
Wiit SpA	43	764
		563,594
Japan — 21.1%
A&D HOLON Holdings Co. Ltd.	100	685
Advantest Corp.	300	16,991
Adways, Inc.	100	536
Aeon Co. Ltd.(2)	1,800	35,110
Aeon Fantasy Co. Ltd.	100	2,565
Aeon Mall Co. Ltd.	800	9,542
Aiful Corp.	1,200	3,386
Ain Holdings, Inc.	100	5,715
Air Water, Inc.	1,100	13,761
Aisan Industry Co. Ltd.	700	3,666
Aisin Corp.	300	8,920
Ajinomoto Co., Inc.	800	22,112
Akatsuki, Inc.	100	1,700
Akebono Brake Industry Co. Ltd.(1)	700	853
Alconix Corp.	100	1,017
Alfresa Holdings Corp.(2)	200	2,393
72

Avantis Responsible International Equity ETF
	Shares	Value
Alpen Co. Ltd.	100	$1,505
Alps Alpine Co. Ltd.	900	8,051
Altech Corp.	100	1,340
Amada Co. Ltd.	900	7,042
Amano Corp.	300	5,550
Anritsu Corp.	700	8,251
AOKI Holdings, Inc.	100	506
Aoyama Trading Co. Ltd.	400	2,654
Aoyama Zaisan Networks Co. Ltd.	100	690
Aozora Bank Ltd.	700	13,512
Arata Corp.	100	2,963
Arcland Sakamoto Co. Ltd.	100	1,072
Arcland Service Holdings Co. Ltd.	100	1,488
Arcs Co. Ltd.	300	4,387
Argo Graphics, Inc.	100	2,783
Arisawa Manufacturing Co. Ltd.	100	954
ArtSpark Holdings, Inc.	200	1,338
Aruhi Corp.(1)	100	758
Asahi Co. Ltd.	100	955
Asahi Diamond Industrial Co. Ltd.	400	2,232
Asahi Group Holdings Ltd.	300	10,058
Asahi Holdings, Inc.	300	4,471
Asahi Intecc Co. Ltd.	100	1,779
Asahi Kasei Corp.	4,300	31,423
ASAHI YUKIZAI Corp.	100	1,646
Asanuma Corp.	100	2,026
Asics Corp.	700	12,799
ASKA Pharmaceutical Holdings Co. Ltd.	100	850
ASKUL Corp.	200	2,642
Astellas Pharma, Inc.	2,300	32,609
Atrae, Inc.(1)	100	1,155
Aucnet, Inc.	100	1,551
Autobacs Seven Co. Ltd.	700	7,175
Avant Corp.	100	1,082
Axial Retailing, Inc.	100	2,496
Azbil Corp.	100	2,849
Bandai Namco Holdings, Inc.	500	37,518
Bank of Kyoto Ltd.	100	3,898
Bank of the Ryukyus Ltd.	200	1,114
Belc Co. Ltd.	100	4,009
Belluna Co. Ltd.	700	3,710
Benesse Holdings, Inc.	700	11,002
BeNext-Yumeshin Group Co.	100	1,179
Bic Camera, Inc.(2)	700	5,730
BIPROGY Inc	400	8,859
BML, Inc.	100	2,559
Bridgestone Corp.	1,200	46,049
Brother Industries Ltd.	1,100	21,051
Canon Marketing Japan, Inc.	100	2,268
Canon, Inc., ADR	638	15,235
Capcom Co. Ltd.	700	19,106
73

Avantis Responsible International Equity ETF
	Shares	Value
Carenet, Inc.	200	$1,713
Casio Computer Co. Ltd.	300	2,833
Cawachi Ltd.	100	1,518
Central Japan Railway Co.	100	11,773
Charm Care Corp. KK	100	895
Chiba Bank Ltd.	1,900	10,263
Chiyoda Corp.(1)	100	285
Chugai Pharmaceutical Co. Ltd.	1,100	28,389
Citizen Watch Co. Ltd.	1,900	8,118
CKD Corp.	300	3,947
CMIC Holdings Co. Ltd.	100	1,188
CMK Corp.	100	336
Coca-Cola Bottlers Japan Holdings, Inc.	700	7,159
COLOPL, Inc.	100	505
Comture Corp.	100	1,742
Concordia Financial Group Ltd.	2,500	7,928
Cosmos Pharmaceutical Corp.	100	10,532
Credit Saison Co. Ltd.	1,100	13,839
Creek & River Co. Ltd.	100	1,731
CrowdWorks, Inc.(1)	100	1,054
CyberAgent, Inc.	900	8,774
Dai Nippon Printing Co. Ltd.	700	14,734
Dai-Dan Co. Ltd.	100	1,597
Dai-ichi Life Holdings, Inc.	2,300	39,739
Daifuku Co. Ltd.	100	5,834
Daihen Corp.	100	2,961
Daiichi Sankyo Co. Ltd.	1,100	33,057
Daikin Industries Ltd.	100	17,457
Daishinku Corp.	700	4,928
Daito Pharmaceutical Co. Ltd.	100	1,908
Daito Trust Construction Co. Ltd.	300	29,513
Daiwa House Industry Co. Ltd.	800	17,886
Daiwa Securities Group, Inc.	3,800	16,588
DCM Holdings Co. Ltd.(2)	700	5,191
DeNA Co. Ltd.	100	1,368
Denso Corp.	200	10,916
Dentsu Group, Inc.	700	22,543
Dexerials Corp.	700	19,462
Digital Arts, Inc.	100	4,647
Digital Garage, Inc.	200	5,575
Digital Holdings, Inc.	100	933
Digital Information Technologies Corp.	100	1,121
Direct Marketing MiX, Inc.	100	1,324
Disco Corp.	100	24,281
DMG Mori Co. Ltd.	400	5,191
Doshisha Co. Ltd.	100	1,093
DTS Corp.	100	2,576
Duskin Co. Ltd.	200	4,123
E-Guardian, Inc.	100	2,152
Eagle Industry Co. Ltd.	100	840
East Japan Railway Co.	200	10,359
74

Avantis Responsible International Equity ETF
	Shares	Value
Ebara Corp.	700	$26,517
EDION Corp.(2)	700	6,022
Eiken Chemical Co. Ltd.	200	2,733
Eisai Co. Ltd.	500	20,387
Eizo Corp.	100	2,722
Elan Corp.	200	1,624
Elematec Corp.	200	1,950
en Japan, Inc.	100	1,709
Envipro Holdings, Inc.	100	686
Exedy Corp.	100	1,288
F.C.C. Co. Ltd.	700	7,245
FANUC Corp.	100	16,110
Fast Retailing Co. Ltd.	100	58,473
FDK Corp.(1)	100	623
Ferrotec Holdings Corp.	400	9,105
Fibergate, Inc.	100	733
FIDEA Holdings Co. Ltd.	100	949
Financial Products Group Co. Ltd.	700	6,285
First Bank of Toyama Ltd.	300	908
Fixstars Corp.	100	876
FP Corp.	100	2,347
Frontier Management, Inc.	100	969
Fuji Electric Co. Ltd.	700	30,241
Fuji Oil Co. Ltd.	400	1,067
Fuji Seal International, Inc.	200	2,219
Fuji Soft, Inc.	100	5,839
Fujibo Holdings, Inc.	100	2,595
FUJIFILM Holdings Corp.	100	5,077
Fujikura Ltd.	1,300	9,232
Fujitsu Ltd.	400	47,069
Fukui Computer Holdings, Inc.	100	2,547
Fukuoka Financial Group, Inc.	900	16,083
Fukuyama Transporting Co. Ltd.	100	2,271
FULLCAST Holdings Co. Ltd.	100	1,750
Funai Soken Holdings, Inc.	200	3,426
Furukawa Battery Co. Ltd.	100	831
Furukawa Co. Ltd.	100	907
Furukawa Electric Co. Ltd.	700	12,263
Furuno Electric Co. Ltd.	100	805
Futaba Corp.	100	475
Future Corp.	100	1,217
Fuyo General Lease Co. Ltd.	100	5,905
G-7 Holdings, Inc.	100	1,072
G-Tekt Corp.	100	1,000
Gakken Holdings Co. Ltd.	200	1,409
Genky DrugStores Co. Ltd.	100	2,630
GLOBERIDE, Inc.	100	1,960
Glory Ltd.	700	11,052
GMO Financial Holdings, Inc.	200	1,088
GMO Payment Gateway, Inc.	100	7,930
Goldcrest Co. Ltd.	100	1,246
75

Avantis Responsible International Equity ETF
	Shares	Value
Goldwin, Inc.	100	$5,955
Golf Digest Online, Inc.	100	1,515
GS Yuasa Corp.	300	5,444
GungHo Online Entertainment, Inc.	700	11,560
Gunze Ltd.	100	2,826
H.U. Group Holdings, Inc.	700	14,218
H2O Retailing Corp.	700	4,932
Hachijuni Bank Ltd.	1,500	5,144
Hakuhodo DY Holdings, Inc.	1,100	9,814
Hakuto Co. Ltd.	100	2,376
Hamakyorex Co. Ltd.	100	2,277
Hamamatsu Photonics KK	300	12,720
Hankyu Hanshin Holdings, Inc.	700	20,992
Hanwa Co. Ltd.	200	4,948
Happinet Corp.	100	1,159
Haseko Corp.	1,400	16,043
Heiwa Real Estate Co. Ltd.	200	5,640
Heiwado Co. Ltd.	200	2,859
Hirose Electric Co. Ltd.	100	14,170
Hitachi Construction Machinery Co. Ltd.	300	6,167
Hitachi Transport System Ltd.	100	6,313
Hokko Chemical Industry Co. Ltd.	100	760
Honda Motor Co. Ltd., ADR	2,263	60,015
Honeys Holdings Co. Ltd.	100	887
Hoosiers Holdings Co. Ltd.	200	1,160
Horiba Ltd.	200	9,111
Hosiden Corp.	100	1,136
Hotland Co. Ltd.	100	938
Hoya Corp.	300	30,593
HS Holdings Co. Ltd.	700	5,857
Hulic Co. Ltd.	2,000	15,156
Hyakujushi Bank Ltd.	100	1,220
I'rom Group Co. Ltd.	100	1,731
Ibiden Co. Ltd.	300	9,522
Ichiyoshi Securities Co. Ltd.	200	911
Idec Corp.	200	4,178
IDOM, Inc.	700	4,143
Iida Group Holdings Co. Ltd.(2)	700	10,663
Inaba Denki Sangyo Co. Ltd.	700	13,805
Infocom Corp.	100	1,449
INFRONEER Holdings, Inc.	1,000	7,148
Insource Co. Ltd.	100	2,007
Intage Holdings, Inc.	100	1,148
Internet Initiative Japan, Inc.	700	25,281
Isetan Mitsukoshi Holdings Ltd.	800	6,322
Ishihara Sangyo Kaisha Ltd.	700	5,625
Isuzu Motors Ltd.	2,100	26,081
Ito En Ltd.	100	4,389
Itochu Techno-Solutions Corp.	200	5,047
IwaiCosmo Holdings, Inc.	100	902
J Front Retailing Co. Ltd.	1,300	10,303
76

Avantis Responsible International Equity ETF
	Shares	Value
J Trust Co. Ltd.	700	$3,096
J-Lease Co. Ltd.	100	1,847
J-Oil Mills, Inc.	100	1,149
JAC Recruitment Co. Ltd.	100	1,415
JAFCO Group Co. Ltd.	500	7,236
Japan Aviation Electronics Industry Ltd.	700	11,706
Japan Communications, Inc.(1)	700	1,140
Japan Exchange Group, Inc.	1,100	16,392
Japan Lifeline Co. Ltd.	500	3,630
Japan Material Co. Ltd.	100	1,384
Japan Post Bank Co. Ltd.	700	5,103
Japan Post Holdings Co. Ltd.	3,400	23,456
Japan Post Insurance Co. Ltd.	1,000	15,318
Japan Wool Textile Co. Ltd.	200	1,470
JINUSHI Co. Ltd.	100	1,439
JM Holdings Co. Ltd.	100	1,145
Joshin Denki Co. Ltd.	100	1,378
Joyful Honda Co. Ltd.	300	3,742
JSR Corp.	600	13,384
JTEKT Corp.	1,200	8,447
Juki Corp.	100	506
Justsystems Corp.	100	2,511
JVCKenwood Corp.	900	1,321
K's Holdings Corp.	1,100	10,135
Kaga Electronics Co. Ltd.	100	2,960
Kakaku.com, Inc.	100	1,841
Kamigumi Co. Ltd.	300	5,871
Kanamoto Co. Ltd.	200	3,079
Kanematsu Corp.	700	7,573
Kanematsu Electronics Ltd.	100	3,051
Kao Corp.	700	30,310
Kato Sangyo Co. Ltd.	100	2,459
KDDI Corp.	2,800	85,683
Keihanshin Building Co. Ltd.	100	903
Kenko Mayonnaise Co. Ltd.	100	1,098
KH Neochem Co. Ltd.	700	12,881
Kintetsu Group Holdings Co. Ltd.	100	3,396
Kirin Holdings Co. Ltd.	700	11,523
Kito Corp.	100	1,940
Koa Corp.	200	3,382
Kobe Bussan Co. Ltd.	300	7,640
Kohnan Shoji Co. Ltd.	100	2,479
Kojima Co. Ltd.(2)	200	917
Kokusai Pulp & Paper Co. Ltd.	700	3,568
Kokuyo Co. Ltd.	700	9,015
Komatsu Ltd.	1,200	25,102
KOMEDA Holdings Co. Ltd.	100	1,650
Komeri Co. Ltd.	200	3,756
Konica Minolta, Inc.(2)	2,800	9,695
Konoike Transport Co. Ltd.	200	1,898
Kosaido Holdings Co. Ltd.(1)	100	860
77

Avantis Responsible International Equity ETF
	Shares	Value
Kubota Corp.	1,000	$15,530
Kumagai Gumi Co. Ltd.	200	3,826
Kurabo Industries Ltd.	100	1,526
Kuraray Co. Ltd.	2,100	15,951
Kurita Water Industries Ltd.	200	7,781
Kusuri no Aoki Holdings Co. Ltd.	100	4,411
Kyocera Corp.	300	16,675
Kyowa Kirin Co. Ltd.	200	4,483
Kyushu Financial Group, Inc.	1,400	3,824
LAND Co. Ltd.	4,500	324
Lasertec Corp.	100	13,845
Lawson, Inc.	300	9,942
Leopalace21 Corp.(1)	200	475
Link & Motivation, Inc.	100	458
Lintec Corp.	200	3,333
Lion Corp.	100	1,168
LITALICO, Inc.	100	2,089
Lixil Corp.	800	13,912
m-up Holdings, Inc.	100	1,035
M3, Inc.	200	6,406
Mabuchi Motor Co. Ltd.	100	2,839
Macnica Holdings, Inc.	200	4,291
Maeda Kosen Co. Ltd.	100	2,322
Mani, Inc.	100	1,254
Marubeni Corp.	2,800	29,182
Marui Group Co. Ltd.(2)	1,000	17,936
MARUKA FURUSATO Corp.	100	2,437
Maruwa Co. Ltd.	100	12,580
Maruzen Showa Unyu Co. Ltd.	100	2,283
MatsukiyoCocokara & Co.	100	3,968
Maxell Ltd.	700	7,425
Mazda Motor Corp.	3,600	31,882
McDonald's Holdings Co. Japan Ltd.	200	7,149
Mebuki Financial Group, Inc.(2)	5,000	9,583
Medical Data Vision Co. Ltd.	100	801
Medipal Holdings Corp.	700	9,577
Meidensha Corp.	100	1,433
MEIJI Holdings Co. Ltd.	500	23,819
Meiko Electronics Co. Ltd.	200	4,646
Meitec Corp.	300	5,275
Menicon Co. Ltd.	100	2,401
Micronics Japan Co. Ltd.	700	7,171
MINEBEA MITSUMI, Inc.	1,500	25,781
Ministop Co. Ltd.	100	1,015
Miroku Jyoho Service Co. Ltd.	200	2,214
Mitsubishi Electric Corp.	2,300	23,253
Mitsubishi Estate Co. Ltd.	1,100	14,814
Mitsubishi Gas Chemical Co., Inc.	400	5,946
Mitsubishi HC Capital, Inc.	3,100	15,023
Mitsubishi Heavy Industries Ltd.	1,300	50,116
Mitsubishi Logistics Corp.	200	5,197
78

Avantis Responsible International Equity ETF
	Shares	Value
Mitsubishi Motors Corp.(1)	1,300	$5,200
Mitsubishi Pencil Co. Ltd.	100	1,003
Mitsubishi Research Institute, Inc.	100	2,994
Mitsubishi Shokuhin Co. Ltd.	100	2,455
Mitsubishi UFJ Financial Group, Inc., ADR	15,217	78,368
Mitsui Chemicals, Inc.	1,000	22,466
Mitsui Fudosan Co. Ltd.	900	18,217
Mitsui Matsushima Holdings Co. Ltd.	100	2,618
Mitsui-Soko Holdings Co. Ltd.	100	2,417
Mixi, Inc.	100	1,717
Miyazaki Bank Ltd.	100	1,598
Mizuho Financial Group, Inc., ADR(2)	17,783	40,723
Mizuho Leasing Co. Ltd.	200	4,831
Mizuho Medy Co. Ltd.	100	2,144
Mizuno Corp.	100	1,924
Monex Group, Inc.(2)	600	2,140
MonotaRO Co. Ltd.	300	5,383
Morinaga & Co. Ltd.	100	2,856
MOS Food Services, Inc.	200	4,565
MS&AD Insurance Group Holdings, Inc.	1,200	35,803
Murata Manufacturing Co. Ltd.	900	48,462
Musashi Seimitsu Industry Co. Ltd.	100	1,211
Nabtesco Corp.	800	18,944
Nagahori Corp.	100	876
Nagase & Co. Ltd.	700	10,046
NEC Corp.	1,000	36,472
Neturen Co. Ltd.	700	3,450
Nexon Co. Ltd.	300	5,974
NGK Insulators Ltd.	1,100	15,705
NGK Spark Plug Co. Ltd.	800	16,414
NHK Spring Co. Ltd.	1,100	7,429
Nichias Corp.	300	5,181
Nichiha Corp.	100	1,993
Nidec Corp.	100	6,643
Nifco, Inc.	700	15,799
Nihon Chouzai Co. Ltd.	100	962
Nihon House Holdings Co. Ltd.	200	610
Nihon M&A Center Holdings, Inc.	700	8,675
Nikkon Holdings Co. Ltd.	300	5,078
Nikon Corp.	700	7,991
Nintendo Co. Ltd.	100	40,935
Nippon Carbon Co. Ltd.	100	2,942
Nippon Chemi-Con Corp.(1)	100	1,311
Nippon Coke & Engineering Co. Ltd.	900	651
Nippon Denko Co. Ltd.	700	1,858
NIPPON EXPRESS HOLDINGS, Inc.	300	16,507
Nippon Paper Industries Co. Ltd.	700	4,567
Nippon Parking Development Co. Ltd.	1,300	1,503
Nippon Pillar Packing Co. Ltd.	100	1,861
Nippon Sanso Holdings Corp.	200	3,637
Nippon Seiki Co. Ltd.	300	1,773
79

Avantis Responsible International Equity ETF
	Shares	Value
Nippon Sheet Glass Co. Ltd.(1)	400	$1,525
Nippon Shokubai Co. Ltd.	100	3,965
Nippon Signal Co. Ltd.	300	2,005
Nippon Soda Co. Ltd.	200	6,614
Nippon Steel Trading Corp.	100	3,847
Nippon Telegraph & Telephone Corp.	1,900	51,498
Nippon Thompson Co. Ltd.	700	2,875
Nippon Yakin Kogyo Co. Ltd.	100	2,065
Nipro Corp.	900	7,327
Nishi-Nippon Railroad Co. Ltd.	700	14,484
Nishimatsuya Chain Co. Ltd.	700	8,199
Nishio Rent All Co. Ltd.	100	2,086
Nissan Chemical Corp.	200	10,077
Nissha Co. Ltd.	700	9,103
Nissin Electric Co. Ltd.	200	2,131
Nissin Foods Holdings Co. Ltd.	100	7,155
Nitori Holdings Co. Ltd.	100	9,560
Nitto Boseki Co. Ltd.	100	1,812
Nitto Denko Corp.	400	24,653
Nitto Kogyo Corp.	100	1,845
Nittoc Construction Co. Ltd.	100	648
NOF Corp.	100	3,790
Nohmi Bosai Ltd.	100	1,183
Nojima Corp.	700	14,103
NOK Corp.	700	6,221
Nomura Co. Ltd.	100	677
North Pacific Bank Ltd.	1,300	2,152
NSD Co. Ltd.	100	1,797
NSK Ltd.	700	3,795
NTT Data Corp.	1,100	15,480
Obayashi Corp.	2,700	18,675
Obic Co. Ltd.	100	14,790
Odakyu Electric Railway Co. Ltd.	700	9,563
Ogaki Kyoritsu Bank Ltd.	200	2,481
Oisix ra daichi, Inc.(1)	100	1,360
Oita Bank Ltd.	100	1,361
Oji Holdings Corp.	4,800	19,151
Okamura Corp.	200	1,910
Oki Electric Industry Co. Ltd.	700	3,777
Olympus Corp.	1,700	36,205
Omron Corp.	100	5,263
Ono Pharmaceutical Co. Ltd.	200	4,774
Open House Group Co. Ltd.	100	3,914
Oracle Corp. (Tokyo)	100	5,957
Orient Corp.	4,100	3,585
Oriental Land Co. Ltd.	100	14,909
Oriental Shiraishi Corp.	800	1,447
ORIX Corp., ADR	505	41,587
Otsuka Corp.	100	3,232
Pacific Industrial Co. Ltd.	700	5,450
Pan Pacific International Holdings Corp.	1,100	19,751
80

Avantis Responsible International Equity ETF
	Shares	Value
Park24 Co. Ltd.(1)	700	$9,974
Persol Holdings Co. Ltd.	700	14,052
Pigeon Corp.	200	2,979
Pilot Corp.	100	3,579
Piolax, Inc.	100	1,447
Pola Orbis Holdings, Inc.	100	1,103
Pole To Win Holdings Inc	700	5,091
Premium Group Co. Ltd.	300	3,721
Press Kogyo Co. Ltd.	700	2,214
Prestige International, Inc.	700	3,362
Qol Holdings Co. Ltd.	100	907
Raccoon Holdings, Inc.	100	996
Rakus Co. Ltd.	100	1,177
Rakuten Group, Inc.	1,900	9,221
RaQualia Pharma, Inc.(1)	100	756
Recruit Holdings Co. Ltd.	1,500	47,686
Relia, Inc.	300	2,177
Relo Group, Inc.	500	8,037
Renesas Electronics Corp.(1)	1,200	11,362
Rengo Co. Ltd.(2)	1,300	7,659
Resona Holdings, Inc.	7,700	28,346
Resorttrust, Inc.	700	11,233
Retail Partners Co. Ltd.	100	770
Ricoh Co. Ltd.	2,100	16,505
Ricoh Leasing Co. Ltd.	100	2,574
Rion Co. Ltd.	100	1,526
Riso Kyoiku Co. Ltd.	700	1,570
Rohm Co. Ltd.	200	14,964
Roland DG Corp.	100	2,346
Round One Corp.	700	10,072
Ryoden Corp.	100	1,178
Ryohin Keikaku Co. Ltd.	700	6,492
S-Pool, Inc.	700	5,399
Sakai Chemical Industry Co. Ltd.	100	1,411
Sakai Moving Service Co. Ltd.	100	3,300
San ju San Financial Group, Inc.	100	1,065
San-In Godo Bank Ltd.	800	3,933
Sangetsu Corp.	200	2,336
Sankyu, Inc.	200	6,151
Santen Pharmaceutical Co. Ltd.	1,600	11,495
Sanwa Holdings Corp.	1,100	10,884
Sapporo Holdings Ltd.	200	4,384
Sato Holdings Corp.	100	1,374
SB Technology Corp.	100	1,780
SCREEN Holdings Co. Ltd.	200	13,285
Scroll Corp.	700	3,944
SCSK Corp.	600	9,770
Secom Co. Ltd.	300	19,113
Seibu Holdings, Inc.	700	7,092
Seiko Epson Corp.	1,400	21,999
Seiko Holdings Corp.	200	4,121
81

Avantis Responsible International Equity ETF
	Shares	Value
Seino Holdings Co. Ltd.	700	$5,559
Sekisui House Ltd.	700	11,903
Sekisui Jushi Corp.	100	1,236
Senshu Ikeda Holdings, Inc.	1,000	1,588
Septeni Holdings Co. Ltd.(2)	700	2,495
Seria Co. Ltd.	100	1,950
SG Holdings Co. Ltd.	1,000	16,587
Sharp Corp.	1,100	7,874
Shibaura Electronics Co. Ltd.	100	3,744
Shiga Bank Ltd.(2)	200	3,690
Shikoku Bank Ltd.	100	616
Shimadzu Corp.	400	11,682
Shimamura Co. Ltd.	100	9,064
Shimano, Inc.	100	17,691
Shin Nippon Biomedical Laboratories Ltd.(2)	200	3,410
Shin-Etsu Chemical Co. Ltd.	400	46,453
Shin-Etsu Polymer Co. Ltd.	100	957
Shionogi & Co. Ltd.	200	9,765
Ship Healthcare Holdings, Inc.	700	13,087
Shiseido Co. Ltd.	600	22,664
Shizuoka Bank Ltd.	1,100	6,366
Shoei Co. Ltd.	100	3,963
Showa Denko KK	900	13,836
SIGMAXYZ Holdings, Inc.	200	1,762
Sinko Industries Ltd.	100	1,157
SKY Perfect JSAT Holdings, Inc.	1,100	4,372
Skylark Holdings Co. Ltd.(1)(2)	700	7,700
SMS Co. Ltd.	100	2,277
Snow Peak, Inc.	100	1,559
Softbank Corp.	3,000	32,890
SoftBank Group Corp.	1,200	47,534
Sohgo Security Services Co. Ltd.	100	2,591
Solasto Corp.	100	641
Sompo Holdings, Inc.	1,100	47,164
Sony Group Corp., ADR	1,005	79,747
Sosei Group Corp.(1)	300	3,723
Square Enix Holdings Co. Ltd.	100	4,342
Stanley Electric Co. Ltd.	100	1,846
Star Micronics Co. Ltd.	700	9,205
Starts Corp., Inc.	300	5,763
Subaru Corp.	2,100	38,173
Sugi Holdings Co. Ltd.	100	4,243
SUMCO Corp.	1,900	25,788
Sumida Corp.	200	1,389
Sumitomo Bakelite Co. Ltd.	100	3,152
Sumitomo Dainippon Pharma Co. Ltd.	700	5,214
Sumitomo Electric Industries Ltd.	1,200	13,746
Sumitomo Forestry Co. Ltd.	700	11,835
Sumitomo Mitsui Financial Group, Inc., ADR	8,919	53,960
Sumitomo Mitsui Trust Holdings, Inc.	900	27,993
Sumitomo Realty & Development Co. Ltd.	800	19,565
82

Avantis Responsible International Equity ETF
	Shares	Value
Sumitomo Rubber Industries Ltd.	900	$7,723
Sumitomo Warehouse Co. Ltd.	100	1,569
Sun Frontier Fudousan Co. Ltd.	700	6,039
Sundrug Co. Ltd.	400	9,787
Suntory Beverage & Food Ltd.	700	25,569
Suzuken Co. Ltd.	700	16,776
Suzuki Motor Corp.	700	24,466
SWCC Showa Holdings Co. Ltd.	700	9,171
SymBio Pharmaceuticals Ltd.(1)	100	506
Sysmex Corp.	100	6,113
Systena Corp.	800	2,451
Syuppin Co. Ltd.	100	890
T&D Holdings, Inc.	1,700	18,566
T-Gaia Corp.	100	1,189
Tachi-S Co. Ltd.	100	878
Taisei Corp.	1,000	30,320
Taiyo Yuden Co. Ltd.	400	12,362
Takaoka Toko Co. Ltd.	100	1,382
Takara Bio, Inc.	100	1,401
Takara Holdings, Inc.	500	3,794
Takasago Thermal Engineering Co. Ltd.	700	8,271
Takashimaya Co. Ltd.(2)	700	7,744
Takeda Pharmaceutical Co. Ltd., ADR	1,792	24,640
Tanaka Chemical Corp.(1)	100	1,109
Tanseisha Co. Ltd.	100	570
TDK Corp.	1,300	45,451
TechMatrix Corp.	300	3,696
TechnoPro Holdings, Inc.	700	15,746
Teijin Ltd.	1,200	12,687
Terumo Corp.	200	6,420
TIS, Inc.	700	19,934
TKC Corp.	100	2,499
Toagosei Co. Ltd.	700	5,454
Tochigi Bank Ltd.	200	414
Toho Co. Ltd.	100	3,798
Toho Holdings Co. Ltd.	300	3,973
Tokai Carbon Co. Ltd.	700	5,110
Tokai Corp/Gifu	100	1,323
Tokai Rika Co. Ltd.	100	1,074
Tokio Marine Holdings, Inc.	1,200	66,503
Tokyo Century Corp.	200	7,143
Tokyo Electron Device Ltd.	100	4,224
Tokyo Electron Ltd.	100	31,364
Tokyo Individualized Educational Institute, Inc.	100	409
Tokyo Kiraboshi Financial Group, Inc.	200	3,225
Tokyo Seimitsu Co. Ltd.	300	9,993
Tokyo Tatemono Co. Ltd.	1,000	14,990
Tokyu Corp.	1,200	14,265
Tokyu Fudosan Holdings Corp.	1,600	8,598
Tomy Co. Ltd.	700	6,636
Topcon Corp.	900	12,140
83

Avantis Responsible International Equity ETF
	Shares	Value
Toppan, Inc.	700	$10,993
Topy Industries Ltd.	100	1,014
Toray Industries, Inc.	5,100	29,103
Torishima Pump Manufacturing Co. Ltd.	100	1,054
Tosei Corp.	100	999
Toshiba Corp.	300	11,110
Toshiba TEC Corp.	100	2,976
Tosho Co. Ltd.	100	826
TOTO Ltd.	100	3,447
Toyo Corp.	100	951
Toyo Seikan Group Holdings Ltd.	900	10,650
Toyo Tanso Co. Ltd.	100	2,423
Toyo Tire Corp.	300	3,636
Toyobo Co. Ltd.	700	5,304
Toyoda Gosei Co. Ltd.	700	12,178
Toyota Boshoku Corp.	500	7,261
Toyota Industries Corp.	200	11,179
Toyota Motor Corp., ADR	979	146,233
Toyota Tsusho Corp.	600	21,005
TPR Co. Ltd.	100	916
Transcosmos, Inc.	200	5,517
TRE Holdings Corp.	700	8,573
Trend Micro, Inc.	500	30,784
Trenders, Inc.	100	1,381
Trusco Nakayama Corp.	100	1,398
TS Tech Co. Ltd.	700	7,831
TSI Holdings Co. Ltd.	700	1,949
Tsukuba Bank Ltd.	700	983
Tsuruha Holdings, Inc.	100	5,551
TV Asahi Holdings Corp.	100	1,042
Uchida Yoko Co. Ltd.	100	3,582
Ulvac, Inc.	300	11,633
Unicharm Corp.	700	24,326
Unipres Corp.	700	4,823
United Arrows Ltd.	100	1,313
Unitika Ltd.(1)	700	1,302
Ushio, Inc.	100	1,214
USS Co. Ltd.	1,000	17,647
UT Group Co. Ltd.	100	1,992
UUUM Co. Ltd.(1)	100	779
Valqua Ltd.	100	1,943
ValueCommerce Co. Ltd.	100	1,826
Vector, Inc.	200	1,671
VT Holdings Co. Ltd.	700	2,424
Wacoal Holdings Corp.	100	1,598
Wacom Co. Ltd.	700	4,201
Warabeya Nichiyo Holdings Co. Ltd.	100	1,628
Welcia Holdings Co. Ltd.	100	2,094
West Japan Railway Co.	100	3,892
Will Group, Inc.	100	963
Xebio Holdings Co. Ltd.	100	693
84

Avantis Responsible International Equity ETF
	Shares	Value
YAC Holdings Co. Ltd.	100	$1,006
Yakult Honsha Co. Ltd.	100	5,915
YAMABIKO Corp.	100	816
Yamada Holdings Co. Ltd.	4,700	16,267
Yamaguchi Financial Group, Inc.(2)	1,200	6,584
Yamaha Corp.	100	3,901
Yamaha Motor Co. Ltd.	1,000	20,724
Yamaichi Electronics Co. Ltd.	100	1,480
Yamato Holdings Co. Ltd.	1,100	17,148
Yamazen Corp.	700	4,687
Yaskawa Electric Corp.	200	6,513
Yellow Hat Ltd.	200	2,582
Yokogawa Electric Corp.	400	6,981
Yokohama Rubber Co. Ltd.	800	13,084
Yokorei Co. Ltd.	200	1,326
Yonex Co. Ltd.	500	5,653
Yuasa Trading Co. Ltd.	100	2,519
Z Holdings Corp.	700	2,058
Zenkoku Hosho Co. Ltd.	300	9,913
Zenrin Co. Ltd.	100	684
ZIGExN Co. Ltd.	200	484
ZOZO, Inc.	200	4,421
		5,675,845
Netherlands — 3.4%
Aalberts NV	316	11,588
ABN AMRO Bank NV, CVA	1,721	16,533
Adyen NV(1)	47	72,528
Aegon NV, NY Shares	10,633	47,742
AerCap Holdings NV(1)	641	28,236
Akzo Nobel NV	355	22,366
Arcadis NV	248	7,906
ASM International NV	82	22,295
ASML Holding NV, NY Shares	389	190,587
ASR Nederland NV	1,019	41,590
B&S Group Sarl	217	1,103
BE Semiconductor Industries NV	350	16,626
Brunel International NV	65	609
Coca-Cola Europacific Partners PLC	361	17,750
Constellium SE(1)	188	2,504
Corbion NV	102	2,896
Flow Traders	288	5,763
Heineken Holding NV	49	3,476
Heineken NV	212	19,054
IMCD NV	50	6,898
ING Groep NV, ADR(2)	4,771	41,889
InPost SA(1)	267	1,374
Just Eat Takeaway.com NV(1)	689	11,462
Koninklijke Ahold Delhaize NV	2,822	77,624
Koninklijke BAM Groep NV(1)	2,152	5,736
Koninklijke DSM NV	407	51,899
Koninklijke KPN NV	16,049	51,069
85

Avantis Responsible International Equity ETF
	Shares	Value
Koninklijke Philips NV, NY Shares	703	$11,656
NN Group NV(2)	1,104	45,372
Ordina NV	300	1,184
Pharming Group NV(1)	3,412	4,103
PostNL NV	3,534	7,530
Prosus NV(1)	431	26,640
Randstad NV	230	10,711
TKH Group NV	276	9,629
TomTom NV(1)	97	781
Universal Music Group NV	338	6,712
Van Lanschot Kempen NV	42	885
Wolters Kluwer NV	121	11,833
		916,139
New Zealand — 0.3%
a2 Milk Co. Ltd.(1)	1,612	6,132
Arvida Group Ltd.	1,743	1,607
Auckland International Airport Ltd.(1)	1,662	7,665
Chorus Ltd.	2,738	13,409
Fisher & Paykel Healthcare Corp. Ltd.	233	2,789
Fletcher Building Ltd.	2,532	8,644
KMD Brands Ltd.	3,188	2,099
Mercury NZ Ltd.	3,064	10,843
Meridian Energy Ltd.	967	2,950
Pushpay Holdings Ltd.(1)	2,267	1,765
Ryman Healthcare Ltd.	1,105	6,184
Spark New Zealand Ltd.	4,623	15,293
		79,380
Norway — 0.9%
2020 Bulkers Ltd.(1)	82	730
ABG Sundal Collier Holding ASA	2,153	1,263
Adevinta ASA(1)	170	1,375
Atea ASA(1)	128	1,409
Austevoll Seafood ASA	27	289
Awilco LNG AS(1)	1,003	585
B2Holding ASA	1,068	964
Bakkafrost P/F	51	2,984
Belships ASA	872	1,306
Bonheur ASA	189	7,075
Borr Drilling Ltd.(1)	997	3,885
Borregaard ASA	345	5,262
Crayon Group Holding ASA(1)	63	682
DNB Bank ASA	1,458	27,722
Elmera Group ASA	133	266
Elopak ASA	680	1,361
Europris ASA	531	3,186
Gjensidige Forsikring ASA	248	5,033
Grieg Seafood ASA	122	1,476
Hunter Group ASA(1)	1,712	361
Kahoot! ASA(1)	257	510
Kid ASA	161	1,448
Kitron ASA	364	729
86

Avantis Responsible International Equity ETF
	Shares	Value
Kongsberg Automotive ASA(1)	7,409	$1,887
Kongsberg Gruppen ASA	207	7,075
Leroy Seafood Group ASA	481	3,214
Magseis Fairfield ASA(1)	1,999	1,714
Mowi ASA	1,066	21,855
Nordic Semiconductor ASA(1)	160	2,446
Norsk Hydro ASA	4,100	28,172
Norske Skog ASA(1)	365	2,537
Norwegian Energy Co. ASA(1)	327	11,735
Odfjell Technology Ltd.(1)	80	200
OKEA ASA	459	2,384
Orkla ASA	815	6,825
Panoro Energy ASA(1)	787	2,335
Pareto Bank ASA	387	1,877
Petronor E&P ASA(1)	501	43
Protector Forsikring ASA	251	3,005
Rana Gruber ASA(2)	253	1,100
Scatec ASA	729	7,395
Schibsted ASA, B Shares	307	5,265
Schibsted ASA, Class A	231	4,227
Siem Offshore, Inc.(1)	402	540
Solstad Offshore ASA(1)	782	2,310
SpareBank 1 Nord Norge	732	6,598
Sparebank 1 Oestlandet	151	1,721
SpareBank 1 SMN	820	9,984
SpareBank 1 SR-Bank ASA	548	6,268
Storebrand ASA	1,103	8,829
Telenor ASA	1,032	11,293
TGS ASA	637	9,694
TOMRA Systems ASA	354	8,067
Veidekke ASA	328	3,350
		253,846
Portugal — 0.2%
Altri SGPS SA	969	5,468
Banco Comercial Portugues SA, R Shares	23,428	3,409
Corticeira Amorim SGPS SA	271	2,737
CTT-Correios de Portugal SA	858	2,795
EDP Renovaveis SA	489	11,859
Greenvolt-Energias Renovaveis SA(1)	182	1,758
Jeronimo Martins SGPS SA	480	10,642
Mota-Engil SGPS SA	333	401
Navigator Co. SA	943	3,742
NOS SGPS SA	1,580	5,824
Sonae SGPS SA	10,762	10,817
		59,452
Singapore — 1.4%
Ascendas India Trust	6,000	4,881
Aztech Global Ltd.	2,700	1,707
Capitaland Investment Ltd.	4,700	12,374
City Developments Ltd.	1,700	9,871
ComfortDelGro Corp. Ltd.	21,300	21,467
87

Avantis Responsible International Equity ETF
	Shares	Value
DBS Group Holdings Ltd.	2,300	$53,552
Dyna-Mac Holdings Ltd.(1)	4,200	593
Grab Holdings Ltd., Class A(1)	651	1,855
Haw Par Corp. Ltd.	100	782
Hong Fok Corp. Ltd.	5,000	3,785
Hour Glass Ltd.	1,300	2,155
Hutchison Port Holdings Trust, U Shares	55,000	11,802
iFAST Corp. Ltd.	800	2,557
ISDN Holdings Ltd.	1,300	440
Jiutian Chemical Group Ltd.	24,900	1,651
Maxeon Solar Technologies Ltd.(1)	133	2,640
Netlink Nbn Management Pte. Ltd.	7,000	4,679
Oversea-Chinese Banking Corp. Ltd.	5,300	45,682
Raffles Medical Group Ltd.	8,100	8,060
Rex International Holding Ltd.(1)	1,500	295
Riverstone Holdings Ltd.	8,200	4,227
Samudera Shipping Line Ltd.	3,200	2,282
SATS Ltd.(1)	1,200	3,466
Sea Ltd., ADR(1)	177	10,974
Sheng Siong Group Ltd.	5,000	5,795
SIA Engineering Co. Ltd.(1)	800	1,417
Singapore Exchange Ltd.	2,800	19,001
Singapore Post Ltd.	15,900	6,591
Singapore Technologies Engineering Ltd.	200	533
Singapore Telecommunications Ltd.	16,300	30,601
Stamford Land Corp. Ltd.	2,000	551
StarHub Ltd.	2,100	1,846
United Overseas Bank Ltd.	3,700	72,148
UOL Group Ltd.	3,300	16,328
Venture Corp. Ltd.	700	9,145
Yangzijiang Financial Holding Ltd.(1)	9,200	2,461
Yanlord Land Group Ltd.	6,900	5,078
Yoma Strategic Holdings Ltd.(1)	14,200	1,318
		384,590
Spain — 2.0%
Acciona SA	24	4,701
Aena SME SA(1)	290	35,618
Almirall SA	578	5,214
Amadeus IT Group SA(1)	543	28,665
Amper SA(1)	7,550	1,339
Applus Services SA	301	2,014
Atresmedia Corp. de Medios de Comunicacion SA	885	2,424
Banco Bilbao Vizcaya Argentaria SA, ADR	7,857	34,885
Banco de Sabadell SA	29,871	20,543
Banco Santander SA, ADR	23,059	55,572
Bankinter SA	2,815	14,426
CaixaBank SA	7,777	23,483
Cellnex Telecom SA	248	9,658
CIE Automotive SA	92	2,256
Construcciones y Auxiliar de Ferrocarriles SA	96	2,778
Deoleo SA(1)(2)	1,100	315
88

Avantis Responsible International Equity ETF
	Shares	Value
eDreams ODIGEO SA(1)	92	$498
Ence Energia y Celulosa SA	1,095	3,876
Ercros SA	520	1,597
Ferrovial SA (Madrid)	259	6,494
Fluidra SA	359	5,742
Gestamp Automocion SA	1,306	4,782
Global Dominion Access SA	352	1,363
Grifols SA(1)	93	1,124
Grupo Catalana Occidente SA	180	5,293
Iberdrola SA	10,515	109,479
Indra Sistemas SA	817	6,423
Industria de Diseno Textil SA	1,436	31,005
Laboratorios Farmaceuticos Rovi SA	93	4,565
Mapfre SA	3,489	5,788
Mediaset Espana Comunicacion SA(1)	382	1,063
Melia Hotels International SA(1)	670	4,063
Neinor Homes SA	281	2,883
Obrascon Huarte Lain SA(1)	2,692	1,541
Pharma Mar SA	117	6,815
Prosegur Cash SA	1,672	1,144
Prosegur Cia de Seguridad SA	102	188
Red Electrica Corp. SA	930	17,003
Sacyr SA	3,705	8,288
Siemens Gamesa Renewable Energy SA(1)	78	1,405
Solaria Energia y Medio Ambiente SA(1)	367	7,793
Telefonica SA, ADR(2)	11,039	45,039
Viscofan SA	277	15,585
		544,730
Sweden — 3.4%
AAK AB	443	6,786
AcadeMedia AB	407	1,783
AddTech AB, B Shares	627	8,796
AFRY AB	12	158
Alfa Laval AB	479	12,774
Alimak Group AB	49	360
Alleima AB(1)	208	836
Ambea AB	260	1,054
Arise AB(1)	253	1,807
Arjo AB, B Shares	423	1,900
Assa Abloy AB, Class B	573	11,605
Atlas Copco AB, A Shares	3,510	35,630
Atlas Copco AB, B Shares	2,040	18,576
Atrium Ljungberg AB, B Shares	149	2,160
Attendo AB(1)	290	635
Avanza Bank Holding AB	505	8,095
Axfood AB	376	11,334
BE Group AB	48	458
Beijer Ref AB	317	4,104
Bilia AB, A Shares	672	8,360
BillerudKorsnas AB	760	9,882
BioGaia AB, B Shares	308	2,486
89

Avantis Responsible International Equity ETF
	Shares	Value
Biotage AB	200	$3,364
Boliden AB	975	31,222
Bonava AB, B Shares	257	920
Boozt AB(1)(2)	97	569
Bravida Holding AB	422	3,819
Bufab AB	6	139
Bure Equity AB	223	4,405
Byggmax Group AB	390	1,602
Castellum AB	623	8,743
Catena AB	91	3,741
Catena Media PLC(1)	421	1,265
Cibus Nordic Real Estate AB	147	2,341
Cint Group AB(1)	223	1,330
Clas Ohlson AB, B Shares	418	3,770
Cloetta AB, B Shares	1,761	3,079
Coor Service Management Holding AB	416	3,221
Corem Property Group AB, B Shares	1,547	1,804
Dios Fastigheter AB	318	2,354
Dometic Group AB	18	102
Electrolux AB, B Shares	870	11,001
Electrolux Professional AB, B Shares	1,048	5,206
Elekta AB, B Shares(2)	1,259	7,217
Embracer Group AB(1)	662	4,107
Epiroc AB, A Shares	852	13,036
Epiroc AB, B Shares	503	6,848
EQT AB	279	6,249
Essity AB, B Shares	584	12,955
Fabege AB	560	4,950
Fastighets AB Balder, B Shares(1)	933	5,152
Fortnox AB	1,770	7,833
G5 Entertainment AB(2)	38	627
GARO AB	87	946
Getinge AB, B Shares	362	6,705
Granges AB	353	2,736
H & M Hennes & Mauritz AB, B Shares	2,089	21,695
Hanza AB	120	536
Hemnet Group AB	119	1,578
Hexagon AB, B Shares	1,260	12,876
Hexatronic Group AB	287	2,795
Hexpol AB	646	5,735
HMS Networks AB	91	3,307
Hoist Finance AB(1)	549	1,662
Holmen AB, B Shares	201	8,624
Hufvudstaden AB, A Shares	458	5,456
Husqvarna AB, B Shares	720	4,844
Industrivarden AB, A Shares	232	5,142
Indutrade AB	583	10,795
Instalco AB	378	1,887
Intrum AB	120	2,155
Investment AB Latour, B Shares	78	1,537
Inwido AB	109	1,066
90

Avantis Responsible International Equity ETF
	Shares	Value
JM AB	237	$4,075
Karnov Group AB(1)	310	1,664
Karo Pharma AB(1)	93	523
Lindab International AB	308	4,412
Loomis AB	538	14,533
MEKO AB	178	1,626
Millicom International Cellular SA, SDR(1)	421	6,024
MIPS AB	65	2,929
Modern Times Group MTG AB, B Shares(1)	508	4,448
Mycronic AB	183	2,170
NCC AB, B Shares	132	1,242
New Wave Group AB, B Shares	291	4,681
Nibe Industrier AB, B Shares	702	6,574
Nobia AB	824	2,122
Nordea Bank Abp	4,537	42,066
Nordnet AB publ	534	6,393
Note AB(1)	37	616
Nyfosa AB	503	4,226
Oncopeptides AB(1)	120	334
OX2 AB(1)	401	3,576
Pandox AB(1)	431	5,328
Paradox Interactive AB	252	3,962
Platzer Fastigheter Holding AB, B Shares	157	1,217
Resurs Holding AB	916	1,952
Rvrc Holding AB	117	283
Saab AB, B Shares	373	12,461
Samhallsbyggnadsbolaget i Norden AB	1,946	3,124
Samhallsbyggnadsbolaget i Norden AB, D Shares	284	559
Sandvik AB	1,041	16,230
Scandic Hotels Group AB(1)	760	2,699
Sectra AB, B Shares(1)	565	8,414
Securitas AB, B Shares	479	4,194
Sinch AB(1)(2)	427	826
Skandinaviska Enskilda Banken AB, A Shares	2,514	25,061
Skanska AB, B Shares	1,383	20,431
SKF AB, B Shares	662	9,925
SkiStar AB	381	4,903
SolTech Energy Sweden AB(1)	603	1,010
Spotify Technology SA(1)	27	2,920
Stillfront Group AB(1)	643	1,368
Svenska Cellulosa AB SCA, B Shares	1,147	17,186
Svenska Handelsbanken AB, A Shares	3,382	27,699
Sweco AB, B Shares	272	2,564
Swedbank AB, A Shares	2,472	31,950
SwedenCare AB	35	205
Tele2 AB, B Shares	1,070	11,395
Telefonaktiebolaget LM Ericsson, ADR	4,238	31,488
Telia Co. AB	6,562	23,096
Thule Group AB	87	2,122
Tobii AB(1)	162	363
Tobii Dynavox AB(1)	233	495
91

Avantis Responsible International Equity ETF
	Shares	Value
Trelleborg AB, B Shares	1,132	$23,523
Truecaller AB, B Shares(1)	407	2,140
Viaplay Group AB, B Shares(1)	58	1,476
Vitec Software Group AB, B Shares	106	3,954
Vitrolife AB	22	525
Volvo AB, A Shares	318	5,292
Volvo AB, B Shares	2,410	38,175
Volvo Car AB, Class B(1)(2)	1,901	11,580
Wallenstam AB, B Shares	858	3,850
Wihlborgs Fastigheter AB	1,015	7,271
		902,077
Switzerland — 8.4%
ABB Ltd., ADR(2)	793	21,863
Adecco Group AG	607	19,242
Alcon, Inc.	615	40,493
Allreal Holding AG	48	7,525
ALSO Holding AG(1)	22	3,657
ams-OSRAM AG(1)	499	3,651
Arbonia AG	171	2,241
Ascom Holding AG	63	406
Autoneum Holding AG	12	1,345
Baloise Holding AG	227	32,760
Banque Cantonale Vaudoise	112	10,628
Barry Callebaut AG	10	20,461
Basilea Pharmaceutica AG(1)	14	556
Belimo Holding AG	7	2,655
Bossard Holding AG, Class A	10	1,991
Bucher Industries AG	28	9,976
Calida Holding AG	33	1,440
Cembra Money Bank AG	158	10,656
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	1	10,576
Cie Financiere Richemont SA, Class A	531	59,381
Clariant AG(1)	677	12,500
Comet Holding AG	20	3,478
Credit Suisse Group AG, ADR(2)	5,455	28,148
DKSH Holding AG	239	17,782
dormakaba Holding AG	11	4,613
Flughafen Zurich AG(1)	59	9,935
Forbo Holding AG	7	8,735
Galenica AG	33	2,321
Geberit AG	28	12,937
Georg Fischer AG	388	21,023
Givaudan SA	3	9,572
Helvetia Holding AG	161	17,746
Huber + Suhner AG	61	5,081
Idorsia Ltd.(1)	117	1,831
Implenia AG(1)	20	591
Inficon Holding AG	10	6,971
Intershop Holding AG	3	1,955
Julius Baer Group Ltd.(1)	791	38,221
Kardex Holding AG	7	1,227
92

Avantis Responsible International Equity ETF
	Shares	Value
Komax Holding AG	11	$2,866
Kuehne + Nagel International AG	171	39,520
LEM Holding SA	1	1,647
Leonteq AG	70	3,975
Logitech International SA	741	36,869
Lonza Group AG	28	14,933
Mobilezone Holding AG	407	6,738
Mobimo Holding AG	27	6,628
Nestle SA	1,557	182,205
Novartis AG, ADR	4,210	338,989
OC Oerlikon Corp. AG	650	4,748
Partners Group Holding AG	53	51,158
Peach Property Group AG(1)	42	1,306
PolyPeptide Group AG(1)	6	221
PSP Swiss Property AG	162	18,328
Roche Holding AG	1,131	364,455
Roche Holding AG, Bearer Shares	42	16,042
Schindler Holding AG	76	12,836
Schindler Holding AG, Bearer Participation Certificate	137	23,866
Schweiter Technologies AG, Bearer Shares	2	2,098
SGS SA	12	26,426
Siegfried Holding AG(1)	11	8,778
SIG Group AG(1)	167	3,916
Sika AG	41	9,225
Softwareone Holding AG(1)	200	2,629
Sonova Holding AG	47	12,383
St Galler Kantonalbank AG	14	6,584
Stadler Rail AG	313	9,553
Straumann Holding AG	234	25,642
Sulzer AG	112	6,684
Swatch Group AG	179	8,141
Swatch Group AG, Bearer Shares	97	23,522
Swiss Life Holding AG	117	61,153
Swiss Prime Site AG	236	20,297
Swiss Re AG	553	42,999
Swisscom AG	118	61,010
Swissquote Group Holding SA	49	5,436
Tecan Group AG	7	2,576
Temenos AG	112	9,172
u-blox Holding AG(1)	57	7,900
UBS Group AG(1)	6,657	105,513
VAT Group AG(1)	37	8,847
Vontobel Holding AG	168	10,336
VZ Holding AG	49	3,920
Ypsomed Holding AG	7	1,070
Zehnder Group AG	57	3,367
Zurich Insurance Group AG	402	178,448
		2,261,125
United Kingdom — 13.8%
3i Group PLC	3,810	53,631
abrdn PLC	5,958	10,125
93

Avantis Responsible International Equity ETF
	Shares	Value
Admiral Group PLC	669	$16,457
Advanced Medical Solutions Group PLC	280	979
AG Barr PLC	321	1,879
Airtel Africa PLC	3,400	5,220
AJ Bell PLC	1,046	3,568
Alliance Pharma PLC	1,623	1,789
Alpha FX Group PLC	201	4,246
Anglo American PLC	3,368	108,229
Anglo-Eastern Plantations PLC	241	2,513
Antofagasta PLC	1,866	23,743
Ashmore Group PLC	1,876	4,420
Ashtead Group PLC	1,031	50,651
ASOS PLC(1)	141	1,134
Associated British Foods PLC	1,016	17,944
Aston Martin Lagonda Global Holdings PLC(1)(2)	155	800
AstraZeneca PLC, ADR	2,472	154,203
Auto Trader Group PLC	4,307	32,521
Avast PLC	97	796
AVEVA Group PLC	20	649
Aviva PLC	7,863	38,145
B&M European Value Retail SA	4,261	18,272
BAE Systems PLC	5,228	47,084
Balfour Beatty PLC	3,865	14,139
Bank of Georgia Group PLC	324	7,524
Barclays PLC, ADR	8,106	63,146
Barratt Developments PLC	3,026	14,981
Beazley PLC	3,221	21,734
Bellway PLC	302	7,141
Berkeley Group Holdings PLC	539	22,817
Biffa PLC	2,291	10,694
Bodycote PLC	393	2,506
boohoo Group PLC(1)	987	478
Brewin Dolphin Holdings PLC	2,440	14,509
Britvic PLC	1,045	9,497
BT Group PLC	40,343	70,572
Bunzl PLC	522	17,312
Burberry Group PLC	1,463	29,595
Burford Capital Ltd.	1,059	9,906
Bytes Technology Group PLC	1,538	7,422
Capital Ltd.	1,380	1,331
Carnival PLC, ADR(1)	100	847
Centrica PLC(1)	30,580	26,821
Chesnara PLC	818	2,868
Clarkson PLC	200	6,990
Close Brothers Group PLC	1,126	13,321
CMC Markets PLC	1,544	4,118
Coats Group PLC	16,171	11,271
Coca-Cola HBC AG(1)	1,046	23,869
Compass Group PLC	1,389	29,879
Computacenter PLC	458	13,120
ConvaTec Group PLC	3,992	10,072
94

Avantis Responsible International Equity ETF
	Shares	Value
Countryside Partnerships PLC(1)	757	$2,120
Cranswick PLC	276	9,876
Crest Nicholson Holdings PLC	1,641	4,460
Croda International PLC	139	10,834
De La Rue PLC(1)	600	599
Dechra Pharmaceuticals PLC	29	1,173
Diageo PLC, ADR	640	112,890
Direct Line Insurance Group PLC	7,310	17,411
Domino's Pizza Group PLC	660	1,806
dotdigital group PLC	978	987
Dr. Martens PLC	3,538	9,645
Drax Group PLC	3,223	23,775
DS Smith PLC	4,283	13,273
Dunelm Group PLC	657	5,244
Elementis PLC(1)	671	861
EMIS Group PLC	414	9,056
Ergomed PLC(1)	189	2,449
Euromoney Institutional Investor PLC	42	708
Experian PLC	792	24,034
FD Technologies PLC(1)	6	111
Ferguson PLC	439	50,840
Firstgroup PLC	8,864	11,806
Forterra PLC	2,430	7,456
Foxtons Group PLC	1,387	599
Frasers Group PLC(1)	1,310	12,198
Frontier Developments PLC(1)	63	1,068
Funding Circle Holdings PLC(1)	720	272
Games Workshop Group PLC	210	17,292
Gamma Communications PLC	200	2,502
Genus PLC	21	612
Georgia Capital PLC(1)	228	1,809
Go-Ahead Group PLC(1)	539	9,669
Golar LNG Ltd.(1)	609	16,607
Grafton Group PLC	1,630	13,682
Grainger PLC	2,840	8,843
Greencore Group PLC(1)	320	316
Greggs PLC	519	11,094
GSK PLC, ADR	4,571	148,466
Gym Group PLC(1)	494	828
Haleon PLC, ADR(1)	3,909	23,376
Halfords Group PLC	1,593	2,408
Halma PLC	67	1,612
Hargreaves Lansdown PLC	1,210	11,455
Hays PLC	3,010	4,081
Helical PLC	630	2,850
Helios Towers PLC(1)	3,908	5,600
Hikma Pharmaceuticals PLC	777	11,842
Hill & Smith Holdings PLC	654	7,901
Hiscox Ltd.	1,385	14,431
Hollywood Bowl Group PLC	378	755
HomeServe PLC	658	9,058
95

Avantis Responsible International Equity ETF
	Shares	Value
Howden Joinery Group PLC	2,923	$19,326
HSBC Holdings PLC, ADR(2)	4,877	150,358
Hurricane Energy PLC(1)	22,448	1,915
Ibstock PLC	2,984	6,559
IG Group Holdings PLC	2,352	22,320
IGas Energy PLC(1)	522	492
IMI PLC	467	6,211
Inchcape PLC	1,563	13,725
Informa PLC	393	2,486
InterContinental Hotels Group PLC	190	10,314
Intermediate Capital Group PLC	1,396	22,068
Intertek Group PLC	473	21,710
Investec PLC	4,115	19,780
IOG PLC(1)	3,522	1,166
IP Group PLC	5,307	4,307
ITV PLC	5,925	4,409
IWG PLC(1)	3,151	5,873
J D Wetherspoon PLC(1)	49	274
J Sainsbury PLC	6,663	15,727
JD Sports Fashion PLC	7,883	10,311
Johnson Service Group PLC(1)	1,032	1,153
Jubilee Metals Group PLC(1)	3,462	475
Jupiter Fund Management PLC	1,478	1,667
Just Group PLC	7,161	5,980
Kainos Group PLC	383	6,043
Kingfisher PLC	10,522	28,265
Lancashire Holdings Ltd.	667	3,827
Learning Technologies Group PLC	717	950
Legal & General Group PLC	17,509	51,285
Liberty Global PLC, Class A(1)	479	9,676
Liberty Global PLC, Class C(1)	873	18,604
Liontrust Asset Management PLC	297	3,154
Lloyds Banking Group PLC, ADR	45,450	90,900
London Stock Exchange Group PLC	247	23,169
Lookers PLC	3,899	3,692
Luxfer Holdings PLC	29	477
M&G PLC	10,678	24,233
Man Group PLC	8,503	24,028
Marks & Spencer Group PLC(1)	6,407	9,054
Marshalls PLC	532	2,063
Marston's PLC(1)	5,261	2,218
ME Group International PLC	2,233	2,272
Mediclinic International PLC	2,762	16,050
Metro Bank PLC(1)	442	415
Micro Focus International PLC, ADR	200	1,206
Mitchells & Butlers PLC(1)	2,258	4,038
Mitie Group PLC	16,164	13,575
Mondi PLC	1,402	23,800
Moneysupermarket.com Group PLC	1,813	4,144
Morgan Sindall Group PLC	117	2,336
NatWest Group PLC, ADR	7,413	40,993
96

Avantis Responsible International Equity ETF
	Shares	Value
Next PLC	609	$41,011
Ninety One PLC	3,502	8,023
Ocado Group PLC(1)	62	521
OSB Group PLC	2,091	13,332
Pagegroup PLC	1,989	9,990
Paragon Banking Group PLC	1,800	11,188
Pearson PLC, ADR	2,666	26,767
Pendragon PLC(1)	4,371	1,134
Pennon Group PLC	1,859	20,128
Persimmon PLC	1,331	22,775
Pets at Home Group PLC	133	489
Phoenix Group Holdings PLC	1,870	13,061
Plus500 Ltd.	952	18,760
Premier Foods PLC	2,613	3,270
Provident Financial PLC	1,917	3,836
Prudential PLC, ADR	921	19,442
QinetiQ Group PLC	2,739	11,067
Quilter PLC	4,762	5,810
Rathbones Group PLC	261	5,456
Reach PLC	1,382	1,188
Reckitt Benckiser Group PLC	1,054	81,328
Redde Northgate PLC	2,359	9,363
Redrow PLC	913	5,363
RELX PLC, ADR	3,510	91,892
Renewi PLC(1)	258	2,323
Renishaw PLC	60	2,566
Rentokil Initial PLC	1,991	12,025
Restaurant Group PLC(1)	2,143	1,017
Restore PLC	457	2,321
Rhi Magnesita NV	13	272
Rightmove PLC	4,477	31,469
Rolls-Royce Holdings PLC(1)	4,718	4,205
Royal Mail PLC	3,383	10,794
RS GROUP PLC	1,694	21,310
Sage Group PLC	2,748	22,777
Savannah Energy PLC(1)	639	245
Savills PLC	851	9,346
Schroders PLC	315	9,798
Senior PLC(1)	458	691
Serco Group PLC	8,516	17,273
Severn Trent PLC	461	14,891
SIG PLC(1)	929	361
Sirius Real Estate Ltd.	2,397	2,261
Smart Metering Systems PLC	472	4,981
Smith & Nephew PLC, ADR	910	21,694
Smiths Group PLC	393	6,789
Softcat PLC	779	11,682
Spectris PLC	171	5,529
Speedy Hire PLC	3,370	1,600
Spirax-Sarco Engineering PLC	118	14,405
Spire Healthcare Group PLC(1)	1,314	3,540
97

Avantis Responsible International Equity ETF
	Shares	Value
Spirent Communications PLC	3,353	$10,030
SSP Group PLC(1)	2,200	5,391
St. James's Place PLC	2,459	31,475
Standard Chartered PLC (London)	8,033	55,638
SThree PLC	559	2,282
Strix Group PLC(2)	1,058	1,819
Superdry PLC(1)	387	563
Synthomer PLC	1,499	3,422
Tate & Lyle PLC	3,629	32,136
Taylor Wimpey PLC	9,328	11,702
TBC Bank Group PLC	349	7,185
Team17 Group PLC(1)	158	731
Ted Baker PLC(1)	591	747
Telecom Plus PLC	533	12,041
TI Fluid Systems PLC	642	1,088
TP ICAP Group PLC	1,230	2,194
Travis Perkins PLC	690	6,786
Tremor International Ltd.(1)	329	1,256
TUI AG(1)	1,618	2,481
Tyman PLC	251	670
Unilever PLC, ADR	2,823	128,136
United Utilities Group PLC	4,104	50,300
Vertu Motors PLC	4,229	2,382
Vesuvius PLC	149	599
Virgin Money UK PLC	9,798	16,942
Vistry Group PLC	1,147	10,272
Vodafone Group PLC, ADR	6,967	93,497
Watkin Jones PLC	617	1,356
Weir Group PLC	278	4,682
WH Smith PLC(1)	388	6,432
Whitbread PLC	739	21,419
Wickes Group PLC	2,665	3,695
Wincanton PLC	880	3,453
WPP PLC, ADR(2)	380	16,306
Yellow Cake PLC(1)	1,955	9,532
YouGov PLC	233	2,703
		3,711,893
United States†
ADTRAN Holdings, Inc.	52	1,202
GXO Logistics, Inc.(1)	17	754
		1,956
TOTAL COMMON STOCKS (Cost $28,455,889)		26,801,925
RIGHTS†
Germany†
7C Solarparken AG(1) (Cost $—)	288	5
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2) (Cost $—)	4	2
98

Avantis Responsible International Equity ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,800	$24,800
State Street Navigator Securities Lending Government Money Market Portfolio(3)	215,191	215,191
TOTAL SHORT-TERM INVESTMENTS (Cost $239,991)		239,991
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $28,695,880)		27,041,923
OTHER ASSETS AND LIABILITIES — (0.5)%		(143,482)
TOTAL NET ASSETS — 100.0%		$26,898,441

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	26.5%
Industrials	16.5%
Consumer Discretionary	12.2%
Health Care	9.3%
Materials	8.3%
Information Technology	7.5%
Consumer Staples	7.4%
Communication Services	6.1%
Real Estate	3.0%
Utilities	2.5%
Energy	0.3%
Short-Term Investments	0.9%
Other Assets and Liabilities	(0.5)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $340,081. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $356,532, which includes securities collateral of $141,341.

See Notes to Financial Statements.
99

Statements of Assets and Liabilities

AUGUST 31, 2022
	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Assets
Investment securities, at value (cost of $13,803,755 and $28,480,689, respectively) — including $— and $340,081, respectively of securities on loan	$13,008,601	$26,826,732
Investment made with cash collateral received for securities on loan, at value (cost of $— and $215,191, respectively)	—	215,191
Total investment securities, at value (cost of $13,803,755 and $28,695,880, respectively)	13,008,601	27,041,923
Cash	—	108
Foreign currency holdings, at value (cost of $4,689 and $2,137, respectively)	4,677	2,134
Receivable for investments sold	159	—
Dividends and interest receivable	25,049	74,267
Securities lending receivable	—	356
	13,038,486	27,118,788

Liabilities
Payable for collateral received for securities on loan	—	215,191
Payable for investments purchased	413	—
Accrued management fees	3,687	5,156
Accrued foreign taxes	20,298	—
	24,398	220,347

Net Assets	$13,014,088	$26,898,441

Shares outstanding (unlimited number of shares authorized)	300,000	600,000

Net Asset Value Per Share	$43.38	$44.83

Net Assets Consist of:
Capital paid in	$13,743,914	$28,474,658
Distributable earnings	(729,826)	(1,576,217)
	$13,014,088	$26,898,441

See Notes to Financial Statements.

100

Statements of Operations

PERIOD ENDED AUGUST 31, 2022
	Avantis Responsible Emerging Markets Equity ETF(1)	Avantis Responsible International Equity ETF(2)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $27,186 and $20,514, respectively)	$171,273	$216,072
Interest	371	788
Securities lending, net	—	356
	171,644	217,216

Expenses:
Management fees	10,852	15,419

Net investment income (loss)	160,792	201,797

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $17 and $—, respectively)	(34,906)	(13,316)
Foreign currency translation transactions	(11,996)	(3,454)
	(46,902)	(16,770)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(20,298) and $—, respectively)	(815,452)	(1,653,957)
Translation of assets and liabilities in foreign currencies	(184)	(1,132)
	(815,636)	(1,655,089)

Net realized and unrealized gain (loss)	(862,538)	(1,671,859)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(701,746)	$(1,470,062)
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

101

Statements of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2022
	Avantis Responsible Emerging Markets Equity ETF(1)	Avantis Responsible International Equity ETF(2)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$160,792	$201,797
Net realized gain (loss)	(46,902)	(16,770)
Change in net unrealized appreciation (depreciation)	(815,636)	(1,655,089)
Net increase (decrease) in net assets resulting from operations	(701,746)	(1,470,062)

Distributions to Shareholders
From earnings	(28,080)	(106,155)

Capital Share Transactions
Proceeds from shares sold	13,723,663	28,455,437
Other capital	20,251	19,221
Net increase (decrease) in net assets from capital share transactions	13,743,914	28,474,658

Net increase (decrease) in net assets	13,014,088	26,898,441

Net Assets

End of period	$13,014,088	$26,898,441

Transactions in Shares of the Funds
Sold	300,000	600,000
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

102

Notes to Financial Statements

AUGUST 31, 2022

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Responsible Emerging Markets Equity ETF and Avantis Responsible International Equity ETF (collectively, the funds) are two funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Responsible Emerging Markets Equity ETF incepted on March 28, 2022. Avantis Responsible International Equity ETF incepted on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
103

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

104

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Responsible International Equity ETF
Common Stocks	$215,190	—	—	—	$215,190
Warrants	1	—	—	—	1
Total Borrowings	$215,191	—	—	—	$215,191
Gross amount of recognized liabilities for securities lending transactions					$215,191
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Responsible Emerging Markets Equity ETF	0.33%
Avantis Responsible International Equity ETF	0.23%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

105

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2022 were as follows:

	Avantis Responsible Emerging Markets Equity ETF(1)	Avantis Responsible International Equity ETF(2)
Purchases	$13,128,623	$13,290,423
Sales	$165,141	$427,042
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2022 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Responsible Emerging Markets Equity ETF(1)	$867,219	—	—
Avantis Responsible International Equity ETF(2)	$15,617,616	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

106

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Avantis Responsible Emerging Markets Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$265,316	$540,414	—
Chile	26,311	65,113	—
China	1,055,056	2,720,194	—
Colombia	8,674	13,791	—
India	229,228	2,022,333	—
Indonesia	31,183	274,438	—
Mexico	110,148	182,430	—
Peru	30,412	—	—
Philippines	8,724	108,649	—
South Africa	38,734	473,256	—
South Korea	108,041	1,636,693	—
Taiwan	450,637	1,774,130	—
Turkey	2,210	69,426	—
Other Countries	—	754,484	—
Warrants	—	8	—
Rights	—	5	—
Short-Term Investments	8,563	—	—
	$2,373,237	$10,635,364	—

107

Avantis Responsible International Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$30,462	$1,989,219	—
Belgium	37,555	209,242	—
Canada	6,560	2,958,140	—
Denmark	295,859	302,765	—
Finland	31,285	229,612	—
France	279,699	2,157,327	—
Germany	88,635	1,622,779	—
Hong Kong	1,375	698,180	—
Israel	54,117	235,197	—
Japan	540,508	5,135,337	—
Netherlands	340,364	575,775	—
Singapore	15,469	369,121	—
Spain	135,496	409,234	—
Sweden	34,408	867,669	—
Switzerland	494,513	1,766,612	—
United Kingdom	1,229,483	2,482,410	—
United States	754	1,202	—
Other Countries	—	1,175,562	—
Rights	—	5	—
Warrants	—	2	—
Short-Term Investments	239,991	—	—
	$3,856,533	$23,185,390	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

108

8. Federal Tax Information

The tax character of distributions paid during the period ended August 31, 2022 were as follows:

	2022
	Distributions Paid From:
	Ordinary Income	Long-term Capital Gains
Avantis Responsible Emerging Markets Equity ETF(1)	$28,080	—
Avantis Responsible International Equity ETF(2)	$106,155	—
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Federal tax cost of investments	$13,840,805	$28,719,368
Gross tax appreciation of investments	$411,996	$393,811
Gross tax depreciation of investments	(1,244,200)	(2,071,256)
Net tax appreciation (depreciation) of investments	(832,204)	(1,677,445)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(20,482)	(1,132)
Net tax appreciation (depreciation)	$(852,686)	$(1,678,577)
Undistributed ordinary income	$157,920	$116,740
Accumulated short-term capital losses	$(35,060)	$(14,380)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

109

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible Emerging Markets Equity ETF
2022(4)	$49.47	0.93	(7.00)	(6.07)	(0.14)	0.12	$43.38	(12.04)%	0.33%(5)	4.89%(5)	2%	$13,014

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 28, 2022 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible International Equity ETF
2022(4)	$50.51	0.66	(6.10)	(5.44)	(0.30)	0.06	$44.83	(10.66)%	0.23%(5)	3.01%(5)	3%	$26,898

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 15, 2022 (fund inception) through August 31, 2022.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Responsible Emerging Markets Equity ETF and Avantis® Responsible International Equity ETF (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Responsible Emerging Markets Equity ETF	For the period March 28, 2022 (fund inception) through August 31, 2022
Avantis® Responsible International Equity ETF	For the period March 15, 2022 (fund inception) through August 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

112

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
113

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	41	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	75	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	41	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	105	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
114

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
115

Approval of Management Agreement

At a meeting held on March 2, 2022, the Funds’ Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis Responsible Emerging Markets Equity ETF and Avantis Responsible International Equity ETF (collectively the "Funds"). Under Section 15(c) of the of the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Funds. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the Funds’ characteristics and key attributes, the rationale for launching the Funds, the experience of the staff designated to manage the Funds, the proposed pricing, and the markets in which the Funds would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the Funds;
•the wide range of other programs and services the Advisor would provide to each Fund and its shareholders on a routine and non-routine basis;
•each Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning each Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the Funds.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing each Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of each of the Funds were anticipated to be below the median of the total expense ratios of their respective peer universe.

When considering the approval of the management agreement for the Funds, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Funds and the risk that the Funds will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Funds would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Funds.

The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Funds and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.
116

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

117

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2022.

For corporate taxpayers, Avantis Responsible Emerging Markets Equity ETF hereby designates $438, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2022 as qualified for the corporate dividends received deduction.

For the fiscal year ended August 31, 2022, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Responsible Emerging Markets Equity ETF	$27,186	$0.0906	$198,014	$0.6600
Avantis Responsible International Equity ETF	$20,398	$0.0340	$235,573	$0.3926

118

Notes
119

Notes
120

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97865 2210

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-23305, on October 25, 2018, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Barry A. Mendelson, Reginald M. Browne, Stephen E. Yates and Jeremy Bulow are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $582,975
FY 2022: $708,220

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are Barry A. Mendelson, Ronald J. Gilson, Stephen E. Yates and Reginald Browne.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on File No. 811-23305, on October 25, 2018.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century ETF Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	October 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	October 26, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:	October 26, 2022